UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04347

GMO Trust

(Exact name of the registrant as specified in charter)

40 Rowes Wharf, Boston, MA	02110
(Address of principal executive offices)	(Zip Code)

J.B. Kittredge, Chief Executive Officer, 40 Rowes Wharf, Boston, MA 02110

(Name and address of agent for services)

Registrant’s telephone number, including area code: 617-346-7646

Date of fiscal year end: 02/28/13

Date of reporting period: 02/28/13

Item 1. Reports to Stockholders.

The annual reports for each series of the registrant for the periods ended February 28, 2013 are filed herewith.

GMO Trust

Annual Report

February 28, 2013

Quality Fund

Real Estate Fund

U.S. Core Equity Fund

U.S. Flexible Equities Fund

U.S. Growth Fund

U.S. Intrinsic Value Fund

U.S. Small/Mid Cap Fund

For a free copy of the Funds’ proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available on GMO’s website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds have a policy with respect to disclosure of portfolio holdings under which they may also make available on GMO’s website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in these Funds and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

Quality Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Global Equity Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Although GMO Quality Fund does not seek to control risk relative to any securities market index or benchmark, a discussion of the Fund’s performance relative to the S&P 500 Index is included for comparative purposes. Please note that, in GMO’s view, only approximately one-third of the names in the S&P 500 Index are comprised of stocks that GMO considers to be suitable investments for the Fund.

Class III shares of GMO Quality Fund returned +12.4% for the fiscal year ended February 28, 2013, as compared with +13.5% for the S&P 500 Index.

Stock selection had a negative impact on returns relative to the S&P 500 Index. Selections in Information Technology and Industrials were the top contributors, while selections in Health Care, Consumer Discretionary, and Telecommunication Services detracted. Overweight positions in Pfizer and Google and an underweight in Apple added to relative returns. Overweight positions in Hewlett-Packard, Microsoft, and Lorillard detracted from relative returns.

Sector selection detracted from returns relative to the S&P 500 Index. Sector weightings positively impacting relative performance included overweight positions in Consumer Staples and Health Care and an underweight position in Energy. Sector weightings negatively impacting relative performance included an overweight position in Information Technology, an underweight position in Consumer Discretionary, and not owning Financials.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

2

Quality Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO Quality Fund Class III Shares and the S&P 500 Index

As of February 28, 2013

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2013. All information is unaudited. Performance for classes may vary due to different fees.

3

Quality Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2013 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	98.5%
Mutual Funds	1.0
Short-Term Investments	0.2
Other	0.3

100.0%

Country Summary*	% of Investments
United States	80.8%
United Kingdom	5.9
Switzerland	4.7
Japan	3.5
France	2.1
Netherlands	1.4
Germany	0.8
Belgium	0.5
Denmark	0.3
Australia	0.0 ^

100.0%

*	The table above shows country exposure in the Fund. The table excludes short-term investments. The table excludes exposure through forward currency contracts and includes exposure through other derivative financial instruments, if any. The table takes into account the market value of securities and options and the notional amounts of swap agreements and other derivative financial instruments, if any.

^	Rounds to 0.0%.

Industry Group Summary	% of Equity Investments**
Food, Beverage & Tobacco	20.0%
Software & Services	19.7
Pharmaceuticals, Biotechnology & Life Sciences	16.8
Technology Hardware & Equipment	10.4
Health Care Equipment & Services	8.6
Energy	7.4
Household & Personal Products	5.7
Food & Staples Retailing	4.4
Retailing	2.3
Consumer Services	2.2
Capital Goods	1.0
Consumer Durables & Apparel	0.8
Telecommunication Services	0.7

100.0%

**	Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks. This table excludes exposure to derivative contracts and ETFs, if any. For a summary of derivative contract exposure, if any, see the summary of outstanding financial instruments section of the Schedule of Investments.

4

Quality Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2013

Shares	Description	Value ($)
	COMMON STOCKS — 98.5%

	Capital Goods — 1.0%
1,242,900	3M Co.	129,261,600

	Consumer Durables & Apparel — 0.7%
1,857,440	Nike, Inc. – Class B	101,156,182

	Consumer Services — 2.2%
2,786,600	McDonald’s Corp.	267,234,940
329,535	Yum! Brands, Inc.	21,577,952

	Total Consumer Services	288,812,892

	Energy — 7.3%
15,879,863	BP Plc	106,482,849
3,672,770	Chevron Corp.	430,265,005
1,804,700	Exxon Mobil Corp.	161,610,885
4,685,856	Royal Dutch Shell Plc-A Shares	153,904,914
2,364,899	Total SA	118,069,173

	Total Energy	970,332,826

	Food & Staples Retailing — 4.3%
302,300	Costco Wholesale Corp.	30,619,967
786,700	CVS Caremark Corp.	40,216,104
1,648,409	Sysco Corp.	53,012,834
14,824,293	Tesco Plc	82,989,809
196,000	Walgreen Co.	8,024,240
5,081,800	Wal–Mart Stores, Inc.	359,689,804
155,963	Woolworths Ltd.	5,565,252

	Total Food & Staples Retailing	580,118,010

	Food, Beverage & Tobacco — 19.8%
777,299	Anheuser-Busch InBev NV	72,844,424
3,412,717	British American Tobacco Plc	177,541,035
15,229,000	Coca-Cola Co. (The)	589,666,880
113,700	General Mills, Inc.	5,258,625
10,245,600	Japan Tobacco, Inc.	323,495,228
4,720,300	Lorillard, Inc.	181,920,362
3,277,234	Nestle SA (Registered)	228,785,359
4,926,011	PepsiCo, Inc.	373,243,854
5,158,530	Philip Morris International, Inc.	473,295,128
4,907,050	Unilever NV	190,302,064
573,561	Unilever Plc	22,841,232

	Total Food, Beverage & Tobacco	2,639,194,191

	Health Care Equipment & Services — 8.5%
5,088,205	Abbott Laboratories	171,930,447
265,200	AmerisourceBergen Corp.	12,517,440
274,400	Baxter International, Inc.	18,549,440
172,200	Becton, Dickinson and Co.	15,163,932
259,000	Cardinal Health, Inc.	11,968,390

Shares	Description	Value ($)
	Health Care Equipment & Services — continued
7,147,080	Express Scripts Holding Co. *	406,740,323
967,265	Laboratory Corp. of America Holdings *	85,699,679
146,400	McKesson Corp.	15,537,432
2,758,230	Medtronic, Inc.	124,010,021
1,006,145	Quest Diagnostics, Inc.	56,515,164
88,200	Stryker Corp.	5,634,216
1,499,744	UnitedHealth Group, Inc.	80,161,317
1,760,167	Zimmer Holdings, Inc.	131,942,118

	Total Health Care Equipment & Services	1,136,369,919

	Household & Personal Products — 5.6%
620,153	Church & Dwight Co., Inc.	38,424,680
2,525,750	Colgate-Palmolive Co.	289,021,572
79,500	Kimberly – Clark Corp.	7,495,260
5,241,700	Procter & Gamble Co. (The)	399,312,706
239,717	Reckitt Benckiser Group Plc	16,075,165

	Total Household & Personal Products	750,329,383

	Pharmaceuticals, Biotechnology & Life Sciences — 16.5%
511,313	Amgen, Inc.	46,739,121
1,579,948	AstraZeneca Plc	71,642,939
1,733,600	Bristol–Myers Squibb Co.	64,091,192
561,500	Eli Lilly & Co.	30,691,590
692,500	Gilead Sciences, Inc. *	29,576,675
6,559,352	GlaxoSmithKline Plc	144,546,734
8,479,200	Johnson & Johnson	645,351,912
1,053,500	Merck & Co., Inc.	45,016,055
2,814,760	Novartis AG (Registered)	190,610,157
210,710	Novo Nordisk A/S – Class B	36,839,296
18,942,939	Pfizer, Inc.	518,468,240
844,880	Roche Holding AG	193,315,446
1,710,679	Sanofi	161,552,653
642,400	Takeda Pharmaceutical Co. Ltd	33,203,088

	Total Pharmaceuticals, Biotechnology & Life Sciences	2,211,645,098

	Retailing — 2.2%
4,304,700	Target Corp.	271,023,912
673,178	TJX Cos., Inc. (The)	30,272,815

	Total Retailing	301,296,727

	Software & Services — 19.5%
778,800	Google, Inc. – Class A *	623,974,560
1,843,370	International Business Machines Corp.	370,203,997
360,970	Mastercard, Inc. – Class A	186,917,486
18,446,600	Microsoft Corp.	512,815,480
18,534,500	Oracle Corp.	634,991,970
1,373,850	SAP AG	107,284,297

See accompanying notes to the financial statements.	5

Quality Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Shares	Description	Value ($)
	Software & Services — continued
920,200	Visa, Inc. – Class A	145,980,528
40,288	Yahoo! Japan Corp.	17,027,005

	Total Software & Services	2,599,195,323

	Technology Hardware & Equipment — 10.2%
617,318	Apple, Inc.	272,484,165
26,688,031	Cisco Systems, Inc.	556,445,446
1,776,100	EMC Corp. *	40,868,061
19,052,000	Hewlett-Packard Co.	383,707,280
1,670,658	Qualcomm, Inc.	109,645,285

	Total Technology Hardware & Equipment	1,363,150,237

	Telecommunication Services — 0.7%
57,296	NTT Docomo, Inc.	88,578,830

	TOTAL COMMON STOCKS (COST $10,941,995,153)	13,159,441,218

	MUTUAL FUNDS — 1.0%

	Affiliated Issuers — 1.0%
5,167,955	GMO U.S. Treasury Fund	129,198,867

	TOTAL MUTUAL FUNDS (COST $129,233,103)	129,198,867

	SHORT-TERM INVESTMENTS — 0.2%

	Money Market Funds — 0.2%
26,333,151	State Street Institutional Treasury Money Market Fund-Institutional Class, 0.00% (a)	26,333,151

	TOTAL SHORT-TERM INVESTMENTS (COST $26,333,151)	26,333,151

	TOTAL INVESTMENTS — 99.7% (Cost $11,097,561,407)	13,314,973,236
	Other Assets and Liabilities (net) — 0.3%	41,875,216

	TOTAL NET ASSETS — 100.0%	$13,356,848,452

Notes to Schedule of Investments:

*	Non-income producing security.

(a)	The rate disclosed is the 7 day net yield as of February 28, 2013. Note: Yield rounds to 0.00%.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 48.

6	See accompanying notes to the financial statements.

This page has been left blank intentionally.

Real Estate Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Global Equity Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO Real Estate Fund returned +16.3% for the fiscal year ended February 28, 2013, as compared with +17.4% for the MSCI U.S. REIT Index.

Stock selection detracted from returns relative to the MSCI U.S. REIT Index. Selections in the Diversified, Office, and Residential sub-industries were the leading detractors from relative returns. In terms of individual names, overweight positions in General Growth Properties and HCP Inc. and an underweight in Host Hotels & Resorts added to relative returns. An overweight in Vornado Realty Trust and underweight positions in Sabra Healthcare REIT and Coresite Realty Corp. detracted from relative returns.

Sector selection detracted from returns relative to the MSCI U.S. REIT Index. An underweight position in the Diversified sub-industry and overweight positions in Residential and Retail were the leading detractors relative to the benchmark.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

8

Real Estate Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO Real Estate Fund Class III Shares and the MSCI U.S. REIT Index

As of February 28, 2013

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2013. All information is unaudited.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

9

Real Estate Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2013 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	98.1%
Short-Term Investments	2.2
Other	(0.3)

100.0%

Sub-Industry Summary	% of REIT Investments
Specialized	31.4%
Retail	26.2
Residential	15.8
Office	15.3
Diversified	6.7
Industrial	4.6

100.0%

10

Real Estate Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2013

Shares	Description	Value ($)
	REAL ESTATE INVESTMENTS — 98.1%

	REAL ESTATE INVESTMENT TRUSTS — 98.1%

	Diversified — 6.6%
9,500	Duke Realty Corp.	153,520
4,708	Lexington Realty Trust	53,954
3,700	Liberty Property Trust	143,523
700	PS Business Parks, Inc.	51,793
4,728	Vornado Realty Trust	379,233

	Total Diversified	782,023

	Industrial — 4.5%
9,000	DCT Industrial Trust, Inc.	65,340
900	EastGroup Properties, Inc.	51,129
10,660	ProLogis, Inc.	415,100

	Total Industrial	531,569

	Office — 15.0%
1,770	Alexandria Real Estate Equities, Inc.	125,918
4,200	BioMed Realty Trust, Inc.	88,704
3,865	Boston Properties, Inc.	401,496
5,389	Brandywine Realty Trust	74,099
2,700	CommonWealth	68,175
2,500	Corporate Office Properties Trust	64,675
3,180	Digital Realty Trust, Inc.	212,996
4,500	Douglas Emmett, Inc.	110,295
1,900	DuPont Fabros Technology, Inc.	44,004
2,000	Government Properties Income Trust	52,920
2,300	Highwoods Properties, Inc.	83,950
1,878	Kilroy Realty Corp.	99,083
2,700	Mack-Cali Realty Corp.	76,626
5,300	Piedmont Office Realty Trust, Inc. – Class A	104,198
2,164	SL Green Realty Corp.	176,626

	Total Office	1,783,765

	Residential — 15.5%
2,500	American Campus Communities, Inc.	113,000
3,131	Apartment Investment & Management Co. – Class A	92,740
2,859	AvalonBay Communities, Inc.	356,889
1,743	BRE Properties, Inc.	84,727
2,105	Camden Property Trust	145,540
2,400	Colonial Properties Trust	51,744
875	Equity Lifestyle Properties, Inc.	64,479
7,926	Equity Residential	436,247
804	Essex Property Trust, Inc.	119,788
1,400	Home Properties, Inc.	87,388
1,100	Mid-America Apartment Communities, Inc.	76,384
1,300	Post Properties, Inc.	62,062
6,164	UDR, Inc.	147,073

	Total Residential	1,838,061

Shares	Description	Value ($)
	Retail — 25.7%
4,531	CBL & Associates Properties, Inc.	103,035
6,697	DDR Corp.	115,657
1,840	Federal Realty Investment Trust	195,426
11,358	General Growth Properties, Inc.	217,392
11,523	Kimco Realty Corp.	250,856
3,200	Macerich Co. (The)	192,352
3,579	National Retail Properties, Inc.	123,296
5,500	Realty Income Corp.	251,075
2,485	Regency Centers Corp.	128,922
7,349	Simon Property Group, Inc.	1,167,462
2,404	Tanger Factory Outlet Centers, Inc.	84,837
1,573	Taubman Centers, Inc.	120,681
3,386	Weingarten Realty Investors	103,781

	Total Retail	3,054,772

	Specialized — 30.8%
3,700	CubeSmart	54,538
1,300	EPR Properties	63,427
3,000	Extra Space Storage, Inc.	112,320
13,585	HCP, Inc.	664,035
6,984	Health Care, Inc.	447,954
2,600	Healthcare Realty Trust, Inc.	69,160
4,200	Hospitality Properties Trust	112,140
17,551	Host Hotels & Resorts, Inc.	292,575
2,600	LaSalle Hotel Properties	66,014
3,295	Medical Properties Trust, Inc.	47,843
900	National Health Investors, Inc.	58,320
3,400	Omega Healthcare Investors, Inc.	95,166
4,442	Public Storage	671,675
3,100	RLJ Lodging Trust	66,309
5,942	Senior Housing Properties Trust	149,110
900	Sovran Self Storage, Inc.	54,756
4,185	Sunstone Hotel Investors, Inc. *	47,416
8,267	Ventas, Inc.	585,138

	Total Specialized	3,657,896

	TOTAL REAL ESTATE INVESTMENT TRUSTS (COST $8,177,970)	11,648,086

	TOTAL REAL ESTATE INVESTMENTS (COST $8,177,970)	11,648,086

See accompanying notes to the financial statements.	11

Real Estate Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Shares	Description	Value ($)
	SHORT-TERM INVESTMENTS — 2.2%

	Money Market Funds — 2.2%
263,557	State Street Institutional Treasury Money Market Fund-Institutional Class, 0.00% (a)	263,557

	TOTAL SHORT-TERM INVESTMENTS (COST $263,557)	263,557

	TOTAL INVESTMENTS — 100.3% (Cost $8,441,527)	11,911,643
	Other Assets and Liabilities (net) — (0.3%)	(32,329)

	TOTAL NET ASSETS — 100.0%	$11,879,314

Notes to Schedule of Investments:

*	Non-income producing security.

(a)	The rate disclosed is the 7 day net yield as of February 28, 2013. Note: Yield rounds to 0.00%.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 48.

12	See accompanying notes to the financial statements.

This page has been left blank intentionally.

U.S. Core Equity Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Global Equity Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Class III shares of GMO U.S. Core Equity Fund returned +13.4% for the fiscal year ended February 28, 2013, as compared with +13.5% for the S&P 500 Index.

Stock selection detracted from returns relative to the S&P 500 Index. Selections in Information Technology and Consumer Staples added to relative returns while selections in Consumer Discretionary, Health Care, and Financials detracted. Individual names adding to relative returns included overweight positions in Wal-Mart Stores, Pfizer, and Google. Individual names detracting from relative returns included overweight positions in Microsoft and Hewlett-Packard and an underweight position in AT&T.

Sector selection added to returns relative to the S&P 500 Index. Sector weightings positively impacting relative performance included overweight positions in Health Care and Consumer Staples and an underweight position in Energy. Sector weightings negatively impacting relative performance included an overweight in Information Technology and underweight positions in Financials and Telecommunication Services.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

14

U.S. Core Equity Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO U.S. Core Equity Fund Class III Shares and the S&P 500 Index

As of February 28, 2013

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2013. All information is unaudited. Performance for classes may vary due to different fees.

†	The Fund is the successor to GMO U.S. Core Fund. Therefore, performance for the periods prior to September 16, 2005 is that of GMO U.S. Core Fund.

15

U.S. Core Equity Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2013 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	97.1%
Mutual Funds	1.6
Short-Term Investments	1.2
Other	0.1

100.0%

Industry Group Summary	% of Equity Investments*
Pharmaceuticals, Biotechnology & Life Sciences	18.0%
Software & Services	16.6
Food, Beverage & Tobacco	9.0
Health Care Equipment & Services	9.0
Energy	6.9
Technology Hardware & Equipment	6.2
Household & Personal Products	5.4
Diversified Financials	4.9
Capital Goods	3.9
Telecommunication Services	3.8
Retailing	3.5
Food & Staples Retailing	3.0
Insurance	3.0
Consumer Services	1.9
Consumer Durables & Apparel	1.2
Banks	1.0
Automobiles & Components	0.8
Semiconductors & Semiconductor Equipment	0.5
Media	0.3
Real Estate	0.3
Materials	0.2
Transportation	0.2
Commercial & Professional Services	0.2
Utilities	0.2

100.0%

*	Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks. This table excludes exposure to derivative contracts and ETFs, if any. For a summary of derivative contract exposure, if any, see the summary of outstanding financial instruments section of the Schedule of Investments.

16

U.S. Core Equity Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2013

Shares	Description	Value ($)
	COMMON STOCKS — 97.1%

	Automobiles & Components — 0.7%
14,000	Dana Holding Corp.	234,220
397,066	General Motors Co. *	10,780,342

	Total Automobiles & Components	11,014,562

	Banks — 1.0%
405,500	Wells Fargo & Co.	14,224,940

	Capital Goods — 3.8%
160,600	3M Co.	16,702,400
7,100	Alliant Techsystems, Inc.	467,180
32,300	Exelis, Inc.	333,336
62,200	Fastenal Co.	3,211,386
821,000	General Electric Co.	19,063,620
71,400	General Dynamics Corp.	4,853,058
19,850	ITT Corp.	522,650
33,000	L-3 Communications Holdings, Inc.	2,516,910
18,300	Navistar International Corp. *	454,389
101,500	Raytheon Co.	5,538,855
10,200	WW Grainger, Inc.	2,309,892

	Total Capital Goods	55,973,676

	Commercial & Professional Services — 0.2%
48,500	RR Donnelley & Sons Co.	506,340
20,000	Stericycle, Inc. *	1,918,400

	Total Commercial & Professional Services	2,424,740

	Consumer Durables & Apparel — 1.1%
59,500	Coach, Inc.	2,875,635
163,980	Nike, Inc. – Class B	8,930,351
18,100	VF Corp.	2,918,806
16,600	Whirlpool Corp.	1,874,970
7,100	Wolverine World Wide, Inc.	299,620

	Total Consumer Durables & Apparel	16,899,382

	Consumer Services — 1.9%
37,400	Apollo Group, Inc. – Class A *	630,938
10,500	Choice Hotels International, Inc.	399,315
13,200	DeVry, Inc.	395,736
222,200	McDonald’s Corp.	21,308,980
91,600	Starbucks Corp.	5,021,512

	Total Consumer Services	27,756,481

	Diversified Financials — 4.8%
2,402,559	Bank of America Corp.	26,980,738
85,400	Capital One Financial Corp.	4,357,962
367,100	Citigroup, Inc.	15,407,187
71,700	Discover Financial Services	2,762,601
331,200	JPMorgan Chase & Co.	16,202,304

Shares	Description	Value ($)
	Diversified Financials — continued
70,200	Legg Mason, Inc.	2,000,700
16,200	Prospect Capital Corp.	180,630
158,500	SLM Corp.	3,006,745

	Total Diversified Financials	70,898,867

	Energy — 6.7%
78,890	Apache Corp.	5,859,160
410,344	Chevron Corp.	48,071,800
268,400	Exxon Mobil Corp.	24,035,220
66,300	Marathon Petroleum Corp.	5,494,944
114,300	Marathon Oil Corp.	3,829,050
109,900	Phillips 66	6,919,304
122,900	Valero Energy Corp.	5,603,011

	Total Energy	99,812,489

	Food & Staples Retailing — 2.9%
188,900	Sysco Corp.	6,075,024
532,078	Wal–Mart Stores, Inc.	37,660,481

	Total Food & Staples Retailing	43,735,505

	Food, Beverage & Tobacco — 8.8%
32,850	Brown-Forman Corp. – Class B	2,155,617
925,300	Coca-Cola Co. (The)	35,827,616
149,800	General Mills, Inc.	6,928,250
38,500	Hershey Co. (The)	3,208,590
48,900	Kellogg Co.	2,958,450
97,780	Lorillard, Inc.	3,768,441
33,000	McCormick & Co., Inc. (Non Voting)	2,219,910
39,740	Monster Beverage Corp. *	2,004,088
341,475	PepsiCo, Inc.	25,873,561
456,203	Philip Morris International, Inc.	41,856,625
77,500	Reynolds American, Inc.	3,385,200

	Total Food, Beverage & Tobacco	130,186,348

	Health Care Equipment & Services — 8.8%
546,200	Abbott Laboratories	18,456,098
65,700	Aetna, Inc.	3,100,383
113,500	Baxter International, Inc.	7,672,600
41,200	Becton, Dickinson and Co.	3,628,072
2	Cardinal Health, Inc.	92
22,580	Cerner Corp. *	1,974,847
124,700	Covidien Plc	7,927,179
12,770	CR Bard, Inc.	1,262,315
19,540	Edwards Lifesciences Corp. *	1,679,072
178,650	Express Scripts Holding Co. *	10,166,972
49,400	HCA Holdings, Inc.	1,832,246
12,400	Henry Schein, Inc. *	1,106,328
10,090	Idexx Laboratories, Inc. *	929,491
7,960	Intuitive Surgical, Inc. *	4,058,724
86,500	Laboratory Corp. of America Holdings *	7,663,900

See accompanying notes to the financial statements.	17

U.S. Core Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Shares	Description	Value ($)
	Health Care Equipment & Services — continued
12,300	Mednax, Inc. *	1,053,126
348,500	Medtronic, Inc.	15,668,560
24,100	Quest Diagnostics, Inc.	1,353,697
60,700	Stryker Corp.	3,877,516
60,100	St Jude Medical, Inc.	2,464,100
444,574	UnitedHealth Group, Inc.	23,762,480
17,700	Varian Medical Systems, Inc. *	1,250,151
56,300	WellPoint, Inc.	3,500,734
72,225	Zimmer Holdings, Inc.	5,413,986

	Total Health Care Equipment & Services	129,802,669

	Household & Personal Products — 5.2%
37,400	Church & Dwight Co., Inc.	2,317,304
31,973	Clorox Co.	2,686,051
106,360	Colgate-Palmolive Co.	12,170,775
55,660	Estee Lauder Cos., Inc. (The) – Class A	3,567,806
92,100	Kimberly–Clark Corp.	8,683,188
623,900	Procter & Gamble Co. (The)	47,528,702

	Total Household & Personal Products	76,953,826

	Insurance — 2.9%
113,500	AFLAC, Inc.	5,669,325
70,400	Allstate Corp. (The)	3,239,808
321,400	American International Group, Inc. *	12,216,414
79,100	Assurant, Inc.	3,321,409
191,100	Genworth Financial, Inc. – Class A *	1,631,994
99,900	Hartford Financial Services Group, Inc. (The)	2,358,639
72,400	Lincoln National Corp.	2,138,696
161,700	MetLife, Inc.	5,730,648
89,400	Prudential Financial, Inc.	4,967,958
35,600	Torchmark Corp.	2,000,364

	Total Insurance	43,275,255

	Materials — 0.2%
51,300	LyondellBasell Industries NV – Class A	3,007,206

	Media — 0.3%
94,300	Gannett Co., Inc.	1,892,601
10,200	John Wiley and Sons, Inc. – Class A	373,116
55,500	Lamar Advertising Co. – Class A *	2,566,320

	Total Media	4,832,037

	Pharmaceuticals, Biotechnology & Life Sciences — 17.5%
63,100	Allergan, Inc.	6,841,302
108,900	Amgen, Inc.	9,954,549
28,790	Biogen Idec, Inc. *	4,788,929
321,600	Bristol–Myers Squibb Co.	11,889,552
450,800	Eli Lilly & Co.	24,640,728
54,300	Forest Laboratories, Inc. *	1,998,240
139,100	Gilead Sciences, Inc. *	5,940,961

Shares	Description	Value ($)
	Pharmaceuticals, Biotechnology & Life Sciences — continued
968,000	Johnson & Johnson	73,674,480
1,294,285	Merck & Co., Inc.	55,304,798
2,293,236	Pfizer, Inc.	62,765,869
12,900	Waters Corp. *	1,196,088

	Total Pharmaceuticals, Biotechnology & Life Sciences	258,995,496

	Real Estate — 0.3%
115,700	American Capital Agency Corp. REIT	3,670,004
61,400	ARMOUR Residential, Inc. REIT	410,766
39,300	CYS Investments, Inc. REIT	466,098

	Total Real Estate	4,546,868

	Retailing — 3.4%
64,900	AutoNation, Inc. *	2,840,673
8,700	Buckle, Inc. (The)	389,847
57,400	Dollar Tree, Inc. *	2,593,619
92,200	Gap Inc. (The)	3,035,224
31,900	Genuine Parts Co.	2,265,857
18,700	Guess?, Inc.	517,803
163,600	Home Depot, Inc.	11,206,600
9,900	Rent-A-Center, Inc.	359,172
54,485	Ross Stores, Inc.	3,157,951
84,660	Sears Holdings Corp. *	3,809,700
151,000	Staples, Inc.	1,990,180
163,800	Target Corp.	10,312,848
184,317	TJX Cos., Inc. (The)	8,288,735

	Total Retailing	50,768,209

	Semiconductors & Semiconductor Equipment — 0.5%
363,400	Intel Corp.	7,576,890

	Software & Services — 16.1%
150,900	Accenture Plc – Class A	11,220,924
42,500	Amdocs Ltd.	1,549,975
97,600	Automatic Data Processing, Inc.	5,988,736
50,800	BMC Software, Inc. *	2,035,556
20,300	Booz Allen Hamilton Holding Corp.	259,840
40,200	Citrix Systems, Inc. *	2,850,180
38,700	Cognizant Technology Solutions Corp. – Class A *	2,970,999
59,220	Google, Inc. – Class A *	47,447,064
244,770	International Business Machines Corp.	49,157,159
67,400	Intuit, Inc.	4,345,952
2,616,457	Microsoft Corp.	72,737,505
1,025,415	Oracle Corp.	35,130,718
83,100	Paychex, Inc.	2,750,610
1	Symantec Corp. *	23

	Total Software & Services	238,445,241

18	See accompanying notes to the financial statements.

U.S. Core Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Shares	Description	Value ($)
	Technology Hardware & Equipment — 6.0%
17,700	ADTRAN, Inc.	395,418
31,480	Apple, Inc.	13,895,272
801,680	Cisco Systems, Inc.	16,715,028
379,406	Dell, Inc.	5,292,714
170,800	EMC Corp. *	3,930,108
36,900	Harris Corp.	1,773,783
861,663	Hewlett-Packard Co.	17,353,893
22,400	Lexmark International, Inc.	493,248
334,700	Qualcomm, Inc.	21,966,361
48,665	SanDisk Corp. *	2,452,229
66,100	Seagate Technology Plc	2,125,776
49,300	Western Digital Corp.	2,324,988

	Total Technology Hardware & Equipment	88,718,818

	Telecommunication Services — 3.7%
1,080,700	AT&T, Inc.	38,807,937
68,800	NII Holdings, Inc. *	331,616
2,500	United States Cellular Corp. *	91,975
341,200	Verizon Communications, Inc.	15,876,036

	Total Telecommunication Services	55,107,564

	Transportation — 0.2%
42,200	CH Robinson Worldwide, Inc.	2,406,244
22,800	US Airways Group, Inc. *	306,204

	Total Transportation	2,712,448

	Utilities — 0.1%
33,800	Entergy Corp.	2,104,388

	TOTAL COMMON STOCKS (COST $1,251,320,360)	1,439,773,905

	MUTUAL FUNDS — 1.6%

	Affiliated Issuers — 1.6%
931,760	GMO U.S. Treasury Fund	23,294,000

	TOTAL MUTUAL FUNDS (COST $23,294,000)	23,294,000

	SHORT-TERM INVESTMENTS — 1.2%

	Money Market Funds — 1.2%
17,839,029	State Street Institutional Treasury Money Market Fund-Institutional Class, 0.00% (a)	17,839,029

	TOTAL SHORT-TERM INVESTMENTS (COST $17,839,029)	17,839,029

	TOTAL INVESTMENTS — 99.9% (Cost $1,292,453,389)	1,480,906,934
	Other Assets and Liabilities (net) — 0.1%	1,422,803

	TOTAL NET ASSETS — 100.0%	$1,482,329,737

Notes to Schedule of Investments:

*	Non-income producing security.

(a)	The rate disclosed is the 7 day net yield as of February 28, 2013. Note: Yield rounds to 0.00%.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 48.

See accompanying notes to the financial statements.	19

U.S. Flexible Equities Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Global Equity Division while the overall management and strategic direction of the Fund’s portfolio is the responsibility of the Asset Allocation Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Since inception on July 20, 2012, Class III1 shares of GMO U.S. Flexible Equities Fund returned +8.8% for the period ended February 28, 2013, as compared with +13.8% for the Russell 3000 Index.

Stock selection detracted from returns relative to the Russell 3000 Index. Selections in Information Technology added to relative returns while selections in Consumer Staples, Health Care, and Consumer Discretionary detracted. Individual names adding to relative returns included overweight positions in Cisco Systems and Google and an underweight position in Intel. Individual names detracting from relative returns included overweight positions in Microsoft, Express Scripts, and Coca-Cola.

Sector selection also detracted from returns relative to the Russell 3000 Index. Sector weightings positively impacting relative performance included an overweight in Health Care and underweight positions in Telecommunication Services and Utilities. Sector weightings negatively impacting relative performance included overweight positions in Information Technology and Consumer Staples and not owning Financials.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

[1]	Class III performance information represents Class VI performance from July 20, 1012 to July 23, 2012 and Class III performance thereafter.

20

U.S. Flexible Equities Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO U.S. Flexible Equities Fund Class III and the Russell 3000 Index

As of February 28, 2013

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2013. All information is unaudited. Performance for classes may vary due to different fees.

*	For the period from July 20, 2012 to July 23, 2012, no Class III shares were outstanding. Performance for that period is that of Class VI, which has lower expenses. Therefore, the performance shown is higher than it would have been if Class III expenses had been applied throughout.

Investments is the source and owner of the Russell index data contained or reflected in this material and all trademarks and copyrights related thereto. The presentation may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is GMO’s presentation of the data. Russell Investment Group is not responsible for the formatting or configuration of this material or for any inaccuracy in GMO’s presentation thereof.

21

U.S. Flexible Equities Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2013 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	97.6%
Short-Term Investments	1.4
Mutual Funds	0.8
Other	0.2

100.0%

Country Summary*	% of Investments
United States	93.4%
Switzerland	2.6
United Kingdom	2.3
France	1.7

100.0%

Industry Group Summary	% of Equity Investments**
Software & Services	21.6%
Pharmaceuticals, Biotechnology & Life Sciences	15.1
Food, Beverage & Tobacco	15.1
Technology Hardware & Equipment	12.1
Health Care Equipment & Services	10.3
Energy	7.8
Household & Personal Products	6.3
Food & Staples Retailing	4.4
Retailing	2.7
Consumer Services	2.6
Capital Goods	1.1
Consumer Durables & Apparel	0.9

100.0%

*	The table above shows country exposure in the Fund. The table excludes short-term investments. The table excludes exposure through forward currency contracts and includes exposure through other derivative financial instruments, if any. The table takes into account the market value of securities and options and the notional amounts of swap agreements and other derivative financial instruments, if any.

**	Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks. The table excludes exposure to derivative contracts and ETFs, if any. For a summary of derivative contract exposure, if any, see the summary of outstanding financial instruments section of the Schedule of Investments.

22

U.S. Flexible Equities Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2013

Shares	Description	Value ($)
	COMMON STOCKS — 97.6%

	Capital Goods — 1.1%
771,400	3M Co.	80,225,600

	Consumer Durables & Apparel — 0.9%
1,164,500	Nike, Inc. – Class B	63,418,670

	Consumer Services — 2.5%
1,725,400	McDonald’s Corp.	165,465,860
236,200	Yum! Brands, Inc.	15,466,376

	Total Consumer Services	180,932,236

	Energy — 7.6%
8,852,751	BP Plc	59,362,360
2,278,200	Chevron Corp.	266,891,130
1,163,400	Exxon Mobil Corp.	104,182,470
1,678,493	Royal Dutch Shell Plc – A Shares	55,129,377
1,264,336	Total SA	63,122,825

	Total Energy	548,688,162

	Food & Staples Retailing — 4.3%
195,400	Costco Wholesale Corp.	19,792,066
561,200	CVS Caremark Corp.	28,688,544
988,600	Sysco Corp.	31,793,376
133,000	Walgreen Co.	5,445,020
3,137,100	Wal–Mart Stores, Inc.	222,043,938

	Total Food & Staples Retailing	307,762,944

	Food, Beverage & Tobacco — 14.7%
9,250,000	Coca-Cola Co. (The)	358,160,000
79,000	General Mills, Inc.	3,653,750
2,894,400	Lorillard, Inc.	111,550,176
950,577	Nestle SA (Registered)	66,360,260
3,016,400	PepsiCo, Inc.	228,552,628
3,171,200	Philip Morris International, Inc.	290,957,600

	Total Food, Beverage & Tobacco	1,059,234,414

	Health Care Equipment & Services — 10.0%
3,220,500	Abbott Laboratories	108,820,695
213,300	AmerisourceBergen Corp.	10,067,760
173,400	Baxter International, Inc.	11,721,840
131,800	Becton, Dickinson and Co.	11,606,308
227,900	Cardinal Health, Inc.	10,531,259
4,449,200	Express Scripts Holding Co. *	253,203,972
642,400	Laboratory Corp. of America Holdings *	56,916,640
123,500	McKesson Corp.	13,107,055
1,684,600	Medtronic, Inc.	75,739,616
628,300	Quest Diagnostics, Inc.	35,291,611
54,700	Stryker Corp.	3,494,236

Shares	Description	Value ($)
	Health Care Equipment & Services — continued
931,400	UnitedHealth Group, Inc.	49,783,330
1,059,700	Zimmer Holdings, Inc.	79,435,112

	Total Health Care Equipment & Services	719,719,434

	Household & Personal Products — 6.2%
367,300	Church & Dwight Co., Inc.	22,757,908
1,542,300	Colgate-Palmolive Co.	176,485,389
53,700	Kimberly – Clark Corp.	5,062,836
3,162,600	Procter & Gamble Co. (The)	240,926,868

	Total Household & Personal Products	445,233,001

	Pharmaceuticals, Biotechnology & Life Sciences — 14.8%
34,500	Allergan, Inc.	3,740,490
323,200	Amgen, Inc.	29,543,712
57,206	AstraZeneca Plc	2,594,013
1,109,400	Bristol–Myers Squibb Co.	41,014,518
355,400	Eli Lilly & Co.	19,426,164
449,400	Gilead Sciences, Inc. *	19,193,874
2,081,592	GlaxoSmithKline Plc	45,871,502
5,142,900	Johnson & Johnson	391,426,119
650,300	Merck & Co., Inc.	27,787,319
827,889	Novartis AG (Registered)	56,063,058
11,455,000	Pfizer, Inc.	313,523,350
264,753	Roche Holding AG	60,577,649
551,871	Sanofi	52,117,448

	Total Pharmaceuticals, Biotechnology & Life Sciences	1,062,879,216

	Retailing — 2.6%
2,637,400	Target Corp.	166,050,704
458,000	TJX Cos., Inc. The	20,596,260

	Total Retailing	186,646,964

	Software & Services — 21.1%
472,800	Google, Inc. – Class A *	378,807,360
1,145,500	International Business Machines Corp.	230,050,765
35,200	Intuit, Inc.	2,269,696
222,992	Mastercard, Inc. – Class A	115,469,717
11,302,300	Microsoft Corp.	314,203,940
11,173,400	Oracle Corp.	382,800,684
567,500	Visa, Inc. – Class A	90,028,200

	Total Software & Services	1,513,630,362

	Technology Hardware & Equipment — 11.8%
384,200	Apple, Inc.	169,585,880
16,584,000	Cisco Systems, Inc.	345,776,400
1,154,100	EMC Corp. *	26,555,841

See accompanying notes to the financial statements.	23

U.S. Flexible Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Shares	Description	Value ($)
	Technology Hardware & Equipment — continued
11,914,300	Hewlett-Packard Co.	239,954,002
1,061,300	Qualcomm, Inc.	69,653,119

	Total Technology Hardware & Equipment	851,525,242

	TOTAL COMMON STOCKS (COST $6,555,506,152)	7,019,896,245

	MUTUAL FUNDS — 0.8%

	Affiliated Issuers — 0.8%
2,327,519	GMO U.S. Treasury Fund	58,187,959

	TOTAL MUTUAL FUNDS (COST $58,187,959)	58,187,959

	SHORT-TERM INVESTMENTS — 1.4%

	Money Market Funds — 0.4%
27,888,057	State Street Institutional Treasury Money Market Fund-Institutional Class, 0.00% (a)	27,888,057

	U.S. Government — 1.0%
70,000,000	U.S. Treasury Bill, 0.10%, due 05/09/13 (b)	69,987,260

	TOTAL SHORT-TERM INVESTMENTS (COST $97,869,945)	97,875,317

	TOTAL INVESTMENTS — 99.8% (Cost $6,711,564,056)	7,175,959,521
	Other Assets and Liabilities (net) — 0.2%	17,015,488

	TOTAL NET ASSETS — 100.0%	$7,192,975,009

Notes to Schedule of Investments:

*	Non-income producing security.

(a)	The rate disclosed is the 7 day net yield as of February 28, 2013. Note: Yield rounds to 0.00%.

(b)	The rate shown represents yield-to-maturity.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 48.

24	See accompanying notes to the financial statements.

This page has been left blank intentionally.

U.S. Growth Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Global Equity Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Class III shares of GMO U.S. Growth Fund returned +12.8% for the fiscal year ended February 28, 2013, as compared with +9.6% for the Russell 1000 Growth Index.

Stock selection added to returns relative to the Russell 1000 Growth Index. Selections in Information Technology, Energy, and Materials were among those adding to relative returns, while selections in Consumer Discretionary detracted. In terms of individual stocks, overweight positions in Google, Visa, and Liberty Global were among those adding to relative returns. Overweight positions in Apple, Herbalife, and Lorillard detracted from relative returns.

Sector selection also added to returns relative to the Russell 1000 Growth Index. Sector weightings positively impacting relative performance included an overweight in Consumer Staples and underweight positions in Energy and Materials.

Litigation proceeds, which were related to holdings disposed of in previous periods, received during the fiscal year had a positive impact on Fund returns, adding 129 basis points.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

26

U.S. Growth Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO U.S. Growth Fund Class III Shares and the Russell 1000 Growth Index

As of February 28, 2013

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2013. All information is unaudited.

†	The Fund is the successor to GMO Growth Fund. Therefore, performance for the periods prior to September 16, 2005 is that of GMO Growth Fund.

Russell Investments is the source and owner of the Russell index data contained or reflected in this material and all trademarks and copyrights related thereto. The presentation may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is GMO’s presentation of the data. Russell Investment Group is not responsible for the formatting or configuration of this material or for any inaccuracy in GMO’s presentation thereof.

27

U.S. Growth Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2013 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	99.2%
Mutual Funds	1.8
Short-Term Investments	0.9
Other	(1.9)

100.0%

Industry Group Summary	% of Equity Investments*
Software & Services	23.9%
Food, Beverage & Tobacco	17.0
Technology Hardware & Equipment	11.5
Pharmaceuticals, Biotechnology & Life Sciences	6.8
Retailing	6.8
Household & Personal Products	6.6
Food & Staples Retailing	5.1
Capital Goods	3.9
Consumer Services	3.0
Health Care Equipment & Services	2.8
Media	2.6
Consumer Durables & Apparel	2.5
Energy	1.9
Semiconductors & Semiconductor Equipment	1.6
Materials	1.6
Telecommunication Services	1.5
Transportation	0.6
Diversified Financials	0.1
Real Estate	0.1
Commercial & Professional Services	0.1

100.0%

*	Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks. This table excludes exposure to derivative contracts and ETFs, if any. For a summary of derivative contract exposure, if any, see the summary of outstanding financial instruments section of the Schedule of Investments.

28

U.S. Growth Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2013

Shares	Description	Value ($)
	COMMON STOCKS — 99.2%

	Capital Goods — 3.8%
300	3M Co.	31,200
70	BE Aerospace, Inc. *	3,683
47	Danaher Corp.	2,895
39	Emerson Electric Co.	2,211
68	TransDigm Group, Inc.	9,679
312	United Technologies Corp.	28,252
102	WABCO Holdings, Inc. *	7,009

	Total Capital Goods	84,929

	Commercial & Professional Services — 0.1%
21	Stericycle, Inc. *	2,014

	Consumer Durables & Apparel — 2.5%
66	Carter’s, Inc. *	3,723
164	Michael Kors Holdings Ltd *	9,722
320	Nike, Inc. – Class B	17,427
3	NVR, Inc. *	3,028
121	Ralph Lauren Corp.	20,990

	Total Consumer Durables & Apparel	54,890

	Consumer Services — 3.0%
65	Dunkin’ Brands Group, Inc.	2,415
185	H&R Block, Inc.	4,599
69	Las Vegas Sands Corp.	3,553
457	McDonald’s Corp.	43,826
140	Starbucks Corp.	7,675
71	Wyndham Worldwide Corp.	4,277

	Total Consumer Services	66,345

	Diversified Financials — 0.1%
52	Moody’s Corp.	2,499

	Energy — 1.9%
47	Cameron International Corp. *	2,995
208	Kinder Morgan Inc.	7,711
65	Oceaneering International, Inc.	4,133
97	Range Resources Corp.	7,450
152	Schlumberger Ltd.	11,833
213	Williams Cos., Inc.	7,393

	Total Energy	41,515

	Food & Staples Retailing — 5.1%
184	Costco Wholesale Corp.	18,637
239	CVS Caremark Corp.	12,218
130	Kroger Co. (The)	3,797
444	Sysco Corp.	14,279

Shares	Description	Value ($)
	Food & Staples Retailing — continued
812	Wal–Mart Stores, Inc.	57,473
67	Whole Foods Market, Inc.	5,737

	Total Food & Staples Retailing	112,141

	Food, Beverage & Tobacco — 16.9%
707	Altria Group, Inc.	23,720
181	Brown-Forman Corp. – Class B	11,877
243	Campbell Soup Co.	10,002
1,696	Coca-Cola Co. (The)	65,669
130	Dr Pepper Snapple Group, Inc.	5,671
258	Flowers Foods, Inc.	7,270
405	General Mills, Inc.	18,731
194	Hershey Co. (The)	16,168
185	HJ Heinz Co.	13,400
281	Hormel Foods Corp.	10,512
199	Kellogg Co.	12,040
423	Lorillard, Inc.	16,302
201	McCormick & Co., Inc. (Non Voting)	13,521
117	Mead Johnson Nutrition Co.	8,765
266	Monster Beverage Corp. *	13,414
677	PepsiCo, Inc.	51,296
689	Philip Morris International, Inc.	63,216
295	Reynolds American, Inc.	12,886

	Total Food, Beverage & Tobacco	374,460

	Health Care Equipment & Services — 2.8%
725	Abbott Laboratories	24,498
33	Baxter International, Inc.	2,231
77	DaVita, Inc. *	9,211
289	Express Scripts Holding Co. *	16,447
66	HCA Holdings, Inc.	2,448
159	Medtronic, Inc.	7,148

	Total Health Care Equipment & Services	61,983

	Household & Personal Products — 6.6%
237	Church & Dwight Co., Inc.	14,684
161	Clorox Co.	13,526
234	Colgate-Palmolive Co.	26,777
331	Estee Lauder Cos., Inc. (The) – Class A	21,217
305	Herbalife Ltd.	12,288
196	Kimberly–Clark Corp.	18,479
175	Nu Skin Enterprises, Inc. – Class A	7,210
422	Procter & Gamble Co. (The)	32,148

	Total Household & Personal Products	146,329

	Materials — 1.6%
64	Eastman Chemical Co.	4,463
26	Martin Marietta Materials, Inc.	2,525
163	Monsanto Co.	16,468

See accompanying notes to the financial statements.	29

U.S. Growth Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Shares	Description	Value ($)
	Materials — continued
21	Sherwin-Williams Co. (The)	3,393
126	W.R. Grace & Co. *	9,019

	Total Materials	35,868

	Media — 2.5%
30	Charter Communications, Inc. – Class A *	2,592
82	Comcast Corp. – Class A	3,142
357	Liberty Global, Inc. – Series C *	22,798
226	News Corp. – Class A	6,509
2,164	Sirius XM Radio, Inc.	6,708
44	Viacom, Inc. – Class B	2,572
222	Walt Disney Co. (The)	12,119

	Total Media	56,440

	Pharmaceuticals, Biotechnology & Life Sciences — 6.8%
261	Amgen, Inc.	23,858
32	Biogen Idec, Inc. *	5,323
56	BioMarin Pharmaceutical, Inc. *	3,246
627	Bristol–Myers Squibb Co.	23,180
334	Eli Lilly & Co.	18,256
103	Endo Health Solutions, Inc. *	3,193
555	Gilead Sciences, Inc. *	23,704
624	Johnson & Johnson	47,493
47	Medivation, Inc. *	2,310

	Total Pharmaceuticals, Biotechnology & Life Sciences	150,563

	Real Estate — 0.1%
32	American Tower Corp. REIT	2,483

	Retailing — 6.7%
47	Amazon.com, Inc. *	12,421
13	AutoZone, Inc. *	4,942
257	Dollar General Corp. *	11,909
199	Dollar Tree, Inc. *	8,992
87	Family Dollar Stores, Inc.	5,007
201	Gap Inc. (The)	6,617
405	Home Depot, Inc.	27,742
25	O’Reilly Automotive, Inc. *	2,543
70	Priceline.com, Inc. *	48,131
47	Tractor Supply Co.	4,888
277	TripAdvisor, Inc. *	12,592
39	Ulta Salon Cosmetics & Fragrance, Inc.	3,454

	Total Retailing	149,238

	Semiconductors & Semiconductor Equipment — 1.6%
209	Avago Technologies Ltd.	7,152
1,100	Intel Corp.	22,935
278	Skyworks Solutions, Inc. *	5,921

	Total Semiconductors & Semiconductor Equipment	36,008

Shares	Description	Value ($)
	Software & Services — 23.7%
211	Accenture Plc. – Class A	15,690
34	Citrix Systems, Inc. *	2,411
179	Cognizant Technology Solutions Corp. – Class A *	13,742
505	eBay, Inc. *	27,613
48	Equinix, Inc. *	10,154
329	Facebook, Inc. *	8,965
143	Google, Inc. – Class A *	114,572
378	International Business Machines Corp.	75,914
53	LinkedIn Corp. *	8,914
70	Mastercard, Inc. – Class A	36,248
2,884	Microsoft Corp.	80,175
1,751	Oracle Corp.	59,989
54	Teradata Corp. *	3,135
203	Verisign, Inc. *	9,297
374	Visa, Inc. – Class A	59,331

	Total Software & Services	526,150

	Technology Hardware & Equipment — 11.4%
372	Apple, Inc.	164,201
747	EMC Corp. *	17,189
127	NetApp, Inc. *	4,296
1,030	Qualcomm, Inc.	67,599

	Total Technology Hardware & Equipment	253,285

	Telecommunication Services — 1.5%
91	Crown Castle International Corp. *	6,352
586	Verizon Communications, Inc.	27,266

	Total Telecommunication Services	33,618

	Transportation — 0.5%
177	Delta Air Lines, Inc. *	2,526
36	JB Hunt Transport Services, Inc.	2,503
163	United Continental Holdings, Inc. *	4,354
33	United Parcel Service, Inc. – Class B	2,727

	Total Transportation	12,110

	TOTAL COMMON STOCKS (COST $1,882,962)	2,202,868

	MUTUAL FUNDS — 1.8%

	Affiliated Issuers — 1.8%
1,639	GMO U.S. Treasury Fund	40,973

	TOTAL MUTUAL FUNDS (COST $40,973)	40,973

30	See accompanying notes to the financial statements.

U.S. Growth Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Shares	Description	Value ($)
	SHORT-TERM INVESTMENTS — 0.9%

	Money Market Funds — 0.9%
20,512	State Street Institutional Treasury Money Market Fund-Institutional Class, 0.00% (a)	20,512

	TOTAL SHORT-TERM INVESTMENTS (COST $20,512)	20,512

	TOTAL INVESTMENTS — 101.9% (Cost $1,944,447)	2,264,353
	Other Assets and Liabilities (net) — (1.9%)	(42,712)

	TOTAL NET ASSETS — 100.0%	$2,221,641

Notes to Schedule of Investments:

*	Non-income producing security.

(a)	The rate disclosed is the 7 day net yield as of February 28, 2013. Note: Yield rounds to 0.00%.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 48.

See accompanying notes to the financial statements.	31

U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Global Equity Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO U.S. Intrinsic Value Fund returned +17.2% for the fiscal year ended February 28, 2013, as compared with +17.6% for the Russell 1000 Value Index.

Stock selection detracted from returns relative to the Russell 1000 Value Index. Selections in Energy, Health Care, and Consumer Staples added to relative returns while selections in Information Technology, Consumer Discretionary, and Industrials detracted. Overweight positions in Gilead Sciences, Wal-Mart Stores, and Eli Lilly were among the individual names that added to relative returns. Overweight positions in Microsoft, Intel, and IBM were among the detractors.

Sector selection added to returns relative to the Russell 1000 Value Index. Sector weightings adding to relative performance included underweight positions in Energy and Materials and an overweight in Health Care. Sector weightings negatively impacting relative performance included overweight positions in Information Technology and Telecommunication Services and an underweight in Financials.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

32

U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO U.S. Intrinsic Value Fund Class III Shares and the Russell 1000 Value Index

As of February 28, 2013

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2013. All information is unaudited.

†	The Fund is the successor to GMO Intrinsic Value Fund. Therefore, performance for the periods prior to September 16, 2005 is that of GMO Intrinsic Value Fund.

Russell Investments is the source and owner of the Russell index data contained or reflected in this material and all trademarks and copyrights related thereto. The presentation may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is GMO’s presentation of the data. Russell Investment Group is not responsible for the formatting or configuration of this material or for any inaccuracy in GMO’s presentation thereof.

33

U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2013 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	98.4%
Short-Term Investments	0.9
Mutual Funds	0.8
Rights/Warrants	0.0 ^
Other	(0.1)

100.0%

Industry Group Summary	% of Equity Investments*
Pharmaceuticals, Biotechnology & Life Sciences	18.8%
Software & Services	13.9
Diversified Financials	9.9
Health Care Equipment & Services	8.7
Food & Staples Retailing	6.0
Food, Beverage & Tobacco	5.9
Energy	5.7
Capital Goods	4.7
Telecommunication Services	3.9
Household & Personal Products	3.6
Banks	3.5
Technology Hardware & Equipment	3.4
Insurance	3.2
Retailing	2.6
Media	2.1
Consumer Services	0.8
Materials	0.8
Automobiles & Components	0.8
Consumer Durables & Apparel	0.7
Semiconductors & Semiconductor Equipment	0.5
Real Estate	0.4
Commercial & Professional Services	0.1

100.0%

^	Rounds to 0.0%.

*	Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks. This table excludes exposure to derivative contracts and ETFs, if any. For a summary of derivative contract exposure, if any, see the summary of outstanding financial instruments section of the Schedule of Investments.

34

U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2013

Shares	Description	Value ($)
	COMMON STOCKS — 98.4%

	Automobiles & Components — 0.8%
400	Delphi Automotive Plc *	16,740
2,100	General Motors Co. *	57,015
100	TRW Automotive Holdings Corp. *	5,869

	Total Automobiles & Components	79,624

	Banks — 3.5%
1,201	Fifth Third Bancorp	19,024
1,550	Huntington Bancshares, Inc.	10,897
1,400	KeyCorp.	13,146
400	PNC Financial Services Group, Inc.	24,956
1,789	Regions Financial Corp.	13,686
1,094	SunTrust Banks, Inc.	30,183
7,393	Wells Fargo & Co.	259,346

	Total Banks	371,238

	Capital Goods — 4.6%
730	3M Co.	75,920
9,320	General Electric Co.	216,410
427	General Dynamics Corp.	29,023
300	Illinois Tool Works, Inc.	18,450
427	Ingersoll-Rand Plc	22,482
185	L-3 Communications Holdings, Inc.	14,110
430	Lockheed Martin Corp.	37,840
600	Northrop Grumman Corp.	39,408
738	Raytheon Co.	40,273

	Total Capital Goods	493,916

	Commercial & Professional Services — 0.1%
100	Avery Dennison Corp.	4,085
100	Manpower, Inc.	5,460

	Total Commercial & Professional Services	9,545

	Consumer Durables & Apparel — 0.7%
300	Hasbro, Inc.	12,006
172	Jarden Corp. *	10,683
792	Nike, Inc. – Class B	43,132
121	Whirlpool Corp.	13,667

	Total Consumer Durables & Apparel	79,488

	Consumer Services — 0.8%
823	McDonald’s Corp.	78,926
300	Royal Caribbean Cruises Ltd.	10,461

	Total Consumer Services	89,387

	Diversified Financials — 9.8%
351	Ameriprise Financial, Inc.	24,089
25,561	Bank of America Corp.	287,050

Shares	Description	Value ($)
	Diversified Financials — continued
2,273	Bank of New York Mellon Corp. (The)	61,689
704	Capital One Financial Corp.	35,925
1,800	Citigroup, Inc.	75,546
617	Discover Financial Services	23,773
400	Goldman Sachs Group, Inc. (The)	59,904
9,144	JPMorgan Chase & Co.	447,325
500	State Street Corp.	28,295

	Total Diversified Financials	1,043,596

	Energy — 5.6%
1,340	Chevron Corp.	156,981
1,351	ConocoPhillips	78,290
1,962	Exxon Mobil Corp.	175,697
400	HollyFrontier Corp.	22,480
770	Marathon Petroleum Corp.	63,818
400	Phillips 66	25,184
300	Tesoro Corp.	16,872
1,300	Valero Energy Corp.	59,267

	Total Energy	598,589

	Food & Staples Retailing — 5.9%
1,199	CVS Caremark Corp.	61,293
855	Kroger Co. (The)	24,975
600	Sysco Corp.	19,296
1,500	Walgreen Co.	61,410
6,544	Wal–Mart Stores, Inc.	463,184

	Total Food & Staples Retailing	630,158

	Food, Beverage & Tobacco — 5.8%
540	Archer-Daniels-Midland Co.	17,204
260	Bunge Ltd.	19,269
300	Coca-Cola Enterprises, Inc.	10,734
3,766	Coca-Cola Co. (The)	145,820
300	Dr Pepper Snapple Group, Inc.	13,086
554	General Mills, Inc.	25,622
185	Hershey Co. (The)	15,418
300	Kellogg Co.	18,150
441	Lorillard, Inc.	16,996
2,783	PepsiCo, Inc.	210,868
1,192	Philip Morris International, Inc.	109,366
469	Reynolds American, Inc.	20,486

	Total Food, Beverage & Tobacco	623,019

	Health Care Equipment & Services — 8.6%
4,283	Abbott Laboratories	144,723
443	Aetna, Inc.	20,905
400	AmerisourceBergen Corp.	18,880
900	Baxter International, Inc.	60,840
315	Becton, Dickinson and Co.	27,739

See accompanying notes to the financial statements.	35

U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Shares	Description	Value ($)
	Health Care Equipment & Services — continued
1,800	Boston Scientific Corp. *	13,302
100	Community Health Systems, Inc.	4,226
900	Covidien Plc	57,213
100	CR Bard, Inc.	9,885
681	Express Scripts Holding Co. *	38,756
762	HCA Holdings, Inc.	28,263
100	Laboratory Corp. of America Holdings *	8,860
432	McKesson Corp.	45,848
3,073	Medtronic, Inc.	138,162
265	Quest Diagnostics, Inc.	14,885
748	Stryker Corp.	47,782
800	St Jude Medical, Inc.	32,800
2,497	UnitedHealth Group, Inc.	133,465
451	WellPoint, Inc.	28,043
517	Zimmer Holdings, Inc.	38,754

	Total Health Care Equipment & Services	913,331

	Household & Personal Products — 3.5%
600	Avon Products, Inc.	11,730
157	Clorox Co.	13,190
412	Colgate-Palmolive Co.	47,145
274	Estee Lauder Cos., Inc. (The) – Class A	17,563
754	Kimberly–Clark Corp.	71,087
2,822	Procter & Gamble Co. (The)	214,980

	Total Household & Personal Products	375,695

	Insurance — 3.2%
300	AFLAC, Inc.	14,985
82	Allied World Assurance Co Holdings Ltd.	7,200
862	Allstate Corp. (The)	39,669
1,851	American International Group, Inc. *	70,357
900	Hartford Financial Services Group, Inc. (The)	21,249
659	Lincoln National Corp.	19,467
969	MetLife, Inc.	34,341
100	PartnerRe Ltd.	8,924
300	Principal Financial Group, Inc.	9,483
528	Prudential Financial, Inc.	29,341
200	Torchmark Corp.	11,238
900	Travelers Cos., Inc. (The)	72,378

	Total Insurance	338,632

	Materials — 0.8%
76	CF Industries Holdings Inc.	15,263
400	Huntsman Corp.	6,892
600	LyondellBasell Industries NV – Class A	35,172
156	PPG Industries, Inc.	21,007
102	Reliance Steel & Aluminum Co.	6,792

	Total Materials	85,126

Shares	Description	Value ($)
	Media — 2.1%
1,100	Comcast Corp. – Class A	42,141
600	Gannett Co., Inc.	12,042
300	Time Warner Cable, Inc.	25,917
2,065	Time Warner, Inc.	109,796
446	Viacom, Inc. – Class B	26,073
200	Virgin Media, Inc.	9,280

	Total Media	225,249

	Pharmaceuticals, Biotechnology & Life Sciences — 18.5%
252	Allergan, Inc.	27,322
2,391	Amgen, Inc.	218,561
1,899	Bristol–Myers Squibb Co.	70,206
3,862	Eli Lilly & Co.	211,097
744	Forest Laboratories, Inc. *	27,379
3,234	Gilead Sciences, Inc. *	138,124
4,126	Johnson & Johnson	314,030
200	Life Technologies Corp. *	11,626
9,700	Merck & Co., Inc.	414,481
400	Mylan, Inc. *	11,844
100	PerkinElmer, Inc.	3,417
17,877	Pfizer, Inc.	489,294
568	Thermo Fisher Scientific, Inc.	41,918

	Total Pharmaceuticals, Biotechnology & Life Sciences	1,979,299

	Real Estate — 0.4%
700	American Capital Agency Corp. REIT	22,204
1,000	Annaly Capital Management, Inc. REIT	15,490

	Total Real Estate	37,694

	Retailing — 2.5%
100	Dillard’s, Inc. – Class A	7,968
161	Expedia, Inc.	10,278
900	Gap Inc. (The)	29,628
1,064	Home Depot, Inc.	72,884
200	Kohl’s Corp.	9,220
1,700	Lowe’s Cos., Inc.	64,855
788	Staples, Inc.	10,386
700	Target Corp.	44,072
453	TJX Cos., Inc. (The)	20,372

	Total Retailing	269,663

	Semiconductors & Semiconductor Equipment — 0.5%
2,471	Intel Corp.	51,520

	Software & Services — 13.6%
1,053	Accenture Plc. – Class A	78,301
400	Amdocs Ltd.	14,588
300	Automatic Data Processing, Inc.	18,408
369	BMC Software, Inc. *	14,786

36	See accompanying notes to the financial statements.

U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Shares	Description	Value ($)
	Software & Services — continued
864	CA, Inc.	21,160
300	Computer Sciences Corp.	14,409
1,076	eBay, Inc. *	58,836
603	Fidelity National Information Services, Inc.	22,703
130	Fiserv, Inc. *	10,674
260	Google, Inc. – Class A *	208,312
1,345	International Business Machines Corp.	270,116
254	Intuit, Inc.	16,378
15,919	Microsoft Corp.	442,548
6,762	Oracle Corp.	231,666
1,500	Symantec Corp. *	35,160

	Total Software & Services	1,458,045

	Technology Hardware & Equipment — 3.3%
5,981	Cisco Systems, Inc.	124,704
2,000	Dell, Inc.	27,900
269	Harris Corp.	12,931
2,602	Hewlett-Packard Co.	52,404
1,300	Qualcomm, Inc.	85,319
643	Seagate Technology Plc	20,679
400	Western Digital Corp.	18,864
1,600	Xerox Corp.	12,976

	Total Technology Hardware & Equipment	355,777

	Telecommunication Services — 3.8%
8,165	AT&T, Inc.	293,205
900	Centurylink, Inc.	31,203
2,595	Sprint Nextel Corp. *	15,051
1,519	Verizon Communications, Inc.	70,679

	Total Telecommunication Services	410,138

	TOTAL COMMON STOCKS (COST $8,789,429)	10,518,729

	MUTUAL FUNDS — 0.8%

	Affiliated Issuers — 0.8%
3,360	GMO U.S. Treasury Fund	83,995

	TOTAL MUTUAL FUNDS (COST $83,995)	83,995

	RIGHTS/WARRANTS — 0.0%

	Insurance — 0.0%
160	American International Group, Inc., Warrants, Strike 45.00 *	2,214

	Pharmaceuticals, Biotechnology & Life Sciences — 0.0%
400	Sanofi Aventis, Rights, Expires 12/31/20 *	732

	TOTAL RIGHTS/WARRANTS (COST $3,658)	2,946

Shares	Description	Value ($)
	SHORT-TERM INVESTMENTS — 0.9%

	Money Market Funds — 0.9%
90,774	State Street Institutional Treasury Money Market Fund-Institutional Class, 0.00% (a)	90,774

	TOTAL SHORT-TERM INVESTMENTS (COST $90,774)	90,774

	TOTAL INVESTMENTS — 100.1% (Cost $8,967,856)	10,696,444
	Other Assets and Liabilities (net) — (0.1%)	(6,183)

	TOTAL NET ASSETS — 100.0%	$10,690,261

Notes to Schedule of Investments:

*	Non-income producing security.

(a)	The rate disclosed is the 7 day net yield as of February 28, 2013. Note: Yield rounds to 0.00%.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 48.

See accompanying notes to the financial statements.	37

U.S. Small/Mid Cap Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Global Equity Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO U.S. Small/Mid Cap Fund returned +18.3% for the fiscal year ended February 28, 2013, as compared with +15.2% for the Russell 2500 Index.

Stock selection added to returns relative to the Russell 2500 Index. Selections in Energy, Information Technology, and Materials added to relative returns while selections in Consumer Discretionary, Health Care, and Telecommunication Services detracted. Overweight positions in Tesoro, Constellation Brands, and Expedia added to relative returns. Overweight positions in Education Management and Apollo Group and an underweight in Netflix detracted from relative returns.

Sector selection also added to returns relative to the Russell 2500 Index. Sector weightings positively impacting relative performance included an underweight in Energy and overweight positions in Consumer Discretionary and Consumer Staples. An underweight in Health Care detracted.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

38

U.S. Small/Mid Cap Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO U.S. Small/Mid Cap Fund Class III Shares and the Russell 2500 + Index

As of February 28, 2013

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .30% on the purchase and .30% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

†	The Fund is the successor to GMO Small/Mid Cap Value Fund. Therefore, performance for the periods prior to September 16, 2005 is that of GMO Small/Mid Cap Value Fund.
*	The Russell 2500 + Index is comprised of Russell 2500 Value Index prior to 1/16/2012, and the Russell 2500 Index thereafter.

Russell Investments is the source and owner of the Russell index data contained or reflected in this material and all trademarks and copyrights related thereto. The presentation may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is GMO’s presentation of the data. Russell Investment Group is not responsible for the formatting or configuration of this material or for any inaccuracy in GMO’s presentation thereof.

39

U.S. Small/Mid Cap Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2013 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	98.4%
Mutual Funds	0.1
Short-Term Investments	1.9
Other	(0.4)

100.0%

Industry Group Summary	% of Equity Investments*
Insurance	12.5%
Capital Goods	8.5
Software & Services	7.3
Retailing	7.2
Banks	6.2
Technology Hardware & Equipment	5.9
Health Care Equipment & Services	5.8
Energy	5.4
Materials	5.3
Commercial & Professional Services	5.3
Real Estate	4.5
Consumer Durables & Apparel	3.8
Consumer Services	3.6
Diversified Financials	3.3
Media	2.9
Food, Beverage & Tobacco	2.5
Pharmaceuticals, Biotechnology & Life Sciences	2.3
Automobiles & Components	1.6
Household & Personal Products	1.5
Transportation	1.3
Semiconductors & Semiconductor Equipment	1.1
Food & Staples Retailing	0.9
Telecommunication Services	0.7
Utilities	0.6

100.0%

*	Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks. The table excludes exposure to derivative contracts and ETFs, if any. For a summary of derivative contract exposure, if any, see the summary of outstanding financial instruments section of the Schedule of Investments.

40

U.S. Small/Mid Cap Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2013

Shares	Description	Value ($)
	COMMON STOCKS — 98.4%

	Automobiles & Components — 1.5%
621	American Axle & Manufacturing Holdings, Inc. *	7,855
658	Cooper Tire & Rubber Co.	16,634
582	Dana Holding Corp.	9,737
600	Federal-Mogul Corp. *	4,848
753	Goodyear Tire & Rubber Co. (The) *	9,774
535	Lear Corp.	28,580
200	Tenneco, Inc. *	7,086
747	Thor Industries, Inc.	28,080
622	TRW Automotive Holdings Corp. *	36,505

	Total Automobiles & Components	149,099

	Banks — 6.1%
792	Associated Banc Corp.	11,397
1,477	Astoria Financial Corp.	14,445
600	Banco Latinoamericano de Comercio Exterior SA	14,508
997	Bancorpsouth, Inc.	15,254
236	Bank of Hawaii Corp.	11,420
289	BOK Financial Corp.	17,175
310	Chemical Financial Corp.	7,592
332	Community Bank System, Inc.	9,585
200	Community Trust Bancorp	6,826
810	CVB Financial Corp.	8,586
78	Federal Agricultural Mortgage Corp. – Class C	2,633
60	First Citizens BancShares, Inc. – Class A	10,773
1,000	First Commonwealth Financial Corp.	7,270
961	First Horizon National Corp.	10,215
179	First Interstate Bancsystem, Inc.	3,270
500	First Merchants Corp.	7,435
2,158	First Niagara Financial Group, Inc.	17,652
620	FirstMerit Corp.	9,374
508	Flagstar Bancorp, Inc. *	6,904
400	Flushing Financial Corp.	6,320
699	FNB Corp.	7,941
1,131	Fulton Financial Corp.	12,837
300	Heartland Financial USA, Inc.	7,062
5,500	Hudson City Bancorp, Inc.	46,860
8,526	Huntington Bancshares, Inc.	59,938
1,023	International Bancshares Corp.	20,716
1,900	New York Community Bancorp, Inc.	25,650
800	Old National Bancorp	10,800
500	People’s United Financial, Inc.	6,550
923	Popular, Inc. *	25,770
185	Prosperity Bancshares, Inc.	8,536
510	Provident Financial Services, Inc.	7,645
300	Republic Bancorp, Inc. – Class A	6,492
1,242	Susquehanna Bancshares, Inc.	14,444
2,100	Synovus Financial Corp.	5,334
1,289	TCF Financial Corp.	17,711
607	Trustmark Corp.	13,900

Shares	Description	Value ($)
	Banks — continued
452	UMB Financial Corp.	20,607
251	United Bankshares, Inc.	6,526
741	Valley National Bancorp	7,432
872	Washington Federal, Inc.	15,304
585	Webster Financial Corp.	12,882
300	WesBanco, Inc.	7,017
1,108	Zions Bancorporation	26,747

	Total Banks	593,335

	Capital Goods — 8.4%
153	A.O. Smith Corp.	10,944
331	AAR Corp.	5,816
317	Actuant Corp. – Class A	9,640
662	Aecom Technology Corp. *	20,065
287	AGCO Corp.	14,775
900	Aircastle Ltd.	12,123
466	Alliant Techsystems, Inc.	30,663
56	Apogee Enterprises, Inc.	1,444
451	Applied Industrial Technologies, Inc.	19,578
146	AZZ, Inc.	6,520
200	Barnes Group, Inc.	5,322
365	Beacon Roofing Supply, Inc. *	13,468
263	Belden, Inc.	13,245
299	Brady Corp. – Class A	10,181
621	Briggs & Stratton Corp.	15,190
152	Carlisle Cos., Inc.	10,316
100	Cascade Corp.	6,425
225	Crane Co.	12,100
309	Curtiss-Wright Corp.	10,725
156	DXP Enterprises, Inc. *	9,703
457	EMCOR Group, Inc.	17,626
610	EnerSys *	24,937
120	Esterline Technologies Corp. *	8,272
2,309	Exelis, Inc.	23,829
130	Gardner Denver, Inc.	9,229
142	GATX Corp.	7,079
381	General Cable Corp. *	12,550
200	Granite Construction, Inc.	6,218
359	Harsco Corp.	8,609
231	Hubbell, Inc. – Class B	21,462
753	Huntington Ingalls Industries, Inc.	36,174
691	ITT Corp.	18,194
215	Kennametal, Inc.	8,703
408	Lennox International, Inc.	24,100
1,032	Manitowoc Co, Inc. (The)	19,113
263	MasTec, Inc. *	7,914
255	Moog, Inc. – Class A *	11,465
1,025	Mueller Water Products, Inc. – Class A	5,760
672	Navistar International Corp. *	16,686
56	Nortek, Inc. *	4,029

See accompanying notes to the financial statements.	41

U.S. Small/Mid Cap Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Shares	Description	Value ($)
	Capital Goods — continued
100	Orbital Sciences Corp. *	1,478
1,150	Oshkosh Corp. *	44,344
254	Regal-Beloit Corp.	19,629
9	Seaboard Corp.	25,677
340	Snap-On, Inc.	27,292
134	Standex International Corp.	7,212
726	Terex Corp. *	23,820
252	Textainer Group Holdings Ltd.	10,191
301	Timken Co. (The)	16,350
378	Toro Co. (The)	17,048
207	Trinity Industries, Inc.	8,951
610	Tutor Perini Corp. *	10,376
616	URS Corp.	26,032
122	Valmont Industries, Inc.	19,221
100	WABCO Holdings, Inc. *	6,872
200	Watts Water Technologies, Inc. – Class A	9,388
233	WESCO International, Inc. *	17,219

	Total Capital Goods	821,292

	Commercial & Professional Services — 5.2%
710	ABM Industries, Inc.	16,117
1,067	ACCO Brands Corp. *	8,003
1,390	Avery Dennison Corp.	56,781
300	Brink’s Co. (The)	7,935
707	Cintas Corp.	31,037
892	Deluxe Corp.	35,395
417	Dun & Bradstreet Corp.	33,610
929	Equifax, Inc.	51,206
337	FTI Consulting, Inc. *	11,707
210	G&K Services, Inc. – Class A	8,751
100	Herman Miller, Inc.	2,400
400	HNI Corp.	12,624
128	Insperity, Inc.	3,629
400	Iron Mountain, Inc.	13,800
100	KAR Auction Services, Inc.	2,122
510	Kelly Services, Inc. – Class A	9,007
699	Kimball International, Inc. – Class B	6,438
1,201	Manpower, Inc.	65,575
242	Mine Safety Appliances Co.	11,338
2,146	Pitney Bowes, Inc.	28,113
562	Quad Graphics, Inc.	12,223
1,810	RR Donnelley & Sons Co.	18,896
2,039	Steelcase, Inc. – Class A	28,852
227	Towers Watson & Co. – Class A	15,111
510	United Stationers, Inc.	18,462

	Total Commercial & Professional Services	509,132

	Consumer Durables & Apparel — 3.7%
600	American Greetings Corp. – Class A	9,720
176	Columbia Sportswear Co.	9,773

Shares	Description	Value ($)
	Consumer Durables & Apparel — continued
310	G-III Apparel Group Ltd. *	11,315
691	Hanesbrands, Inc. *	27,391
1,545	Hasbro, Inc.	61,831
333	Helen of Troy Ltd. *	12,348
451	Iconix Brand Group, Inc. *	10,653
1,117	Jarden Corp. *	69,377
1,309	Jones Group, Inc. (The)	15,106
220	Mohawk Industries, Inc. *	23,324
157	NACCO Industries, Inc. – Class A	9,120
7	NVR, Inc. *	7,064
300	Perry Ellis International, Inc.	4,866
364	PVH Corp.	44,374
1,048	Quiksilver, Inc. *	6,550
399	Skechers U.S.A., Inc. *	8,339
162	Tempur-Pedic International, Inc. *	6,653
241	Tupperware Brands Corp.	18,854
183	Wolverine World Wide, Inc.	7,723

	Total Consumer Durables & Apparel	364,381

	Consumer Services — 3.5%
500	Ameristar Casinos, Inc.	13,100
771	Apollo Group, Inc. – Class A *	13,007
253	Bally Technologies, Inc. *	12,081
400	Bob Evans Farms, Inc.	16,280
1,442	Boyd Gaming Corp. *	9,474
800	Bridgepoint Education, Inc. *	8,168
600	Brinker International, Inc.	20,028
205	Caesars Entertainment Corp. *	2,563
300	Coinstar, Inc. *	15,357
400	Cracker Barrel Old Country Store, Inc.	30,112
805	DeVry, Inc.	24,134
162	DineEquity, Inc. *	11,322
2,800	H&R Block, Inc.	69,608
528	Hillenbrand, Inc.	13,036
200	Jack in the Box, Inc. *	6,332
267	Marriott Vacations Worldwide Corp. *	11,016
200	Matthews International Corp. – Class A	6,600
159	Papa John’s International, Inc. *	8,270
28	Red Robin Gourmet Burgers, Inc. *	1,201
817	Regis Corp.	14,722
200	Ruby Tuesday, Inc. *	1,468
948	Service Corp. International	14,732
600	Speedway Motorsports, Inc.	9,756
135	Strayer Education, Inc.	6,627
1,296	Wendy’s Co. (The)	7,374

	Total Consumer Services	346,368

	Diversified Financials — 3.2%
2,743	American Capital Ltd. *	38,347
1,283	Apollo Investment Corp.	11,149

42	See accompanying notes to the financial statements.

U.S. Small/Mid Cap Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Shares	Description	Value ($)
	Diversified Financials — continued
400	BGC Partners, Inc. – Class A	1,708
600	BlackRock Kelso Capital Corp.	6,264
232	Cash America International, Inc.	11,749
100	Credit Acceptance Corp. *	11,053
199	DFC Global Corp. *	3,717
239	Encore Capital Group, Inc. *	7,062
178	EZCORP, Inc. – Class A *	3,681
740	Federated Investors, Inc. – Class B	17,183
621	Interactive Brokers Group, Inc. – Class A	9,135
100	Investment Technology Group, Inc. *	1,211
2,282	Janus Capital Group, Inc.	21,131
733	Jefferies Group, Inc.	15,921
1,252	NASDAQ OMX Group, Inc. (The)	39,638
768	Nelnet, Inc. – Class A	25,482
1,071	PHH Corp. *	22,502
205	Piper Jaffray Cos., Inc. *	7,907
539	SEI Investments Co.	15,238
321	Solar Capital Ltd.	7,865
210	Stifel Financial Corp. *	7,253
466	Waddell and Reed Financial, Inc. – Class A	19,115
115	World Acceptance Corp. *	9,051

	Total Diversified Financials	313,362

	Energy — 5.3%
769	Alon USA Energy, Inc.	14,988
1,410	Alpha Natural Resources, Inc. *	11,252
967	Arch Coal, Inc.	5,057
162	Bristow Group, Inc.	9,438
390	C&J Energy Services, Inc. *	9,438
534	CVR Energy, Inc.	30,000
1,006	Delek US Holdings, Inc.	37,584
597	Exterran Holdings, Inc. *	15,062
410	Helix Energy Solutions Group, Inc. *	9,598
2,474	HollyFrontier Corp.	139,039
1,318	Nabors Industries Ltd. *	22,090
153	SEACOR Holdings, Inc.	10,631
811	Ship Finance International Ltd.	13,714
1,917	Tesoro Corp.	107,812
189	W&T Offshore, Inc.	2,809
1,660	Western Refining, Inc.	59,577
638	World Fuel Services Corp.	24,263

	Total Energy	522,352

	Food & Staples Retailing — 0.9%
200	Andersons, Inc. (The)	9,816
252	Harris Teeter Supermarkets, Inc.	10,836
410	Ingles Markets, Inc. – Class A	8,430
1,447	Safeway, Inc.	34,525
200	Village Super Market, Inc.	6,550

Shares	Description	Value ($)
	Food & Staples Retailing — continued
362	Weis Markets, Inc.	14,646

	Total Food & Staples Retailing	84,803

	Food, Beverage & Tobacco — 2.5%
124	Coca-Cola Bottling Co.	8,113
1,771	Constellation Brands, Inc. – Class A *	78,349
2,540	Dean Foods Co. *	42,164
1,588	Dole Food Co., Inc. *	17,786
768	Fresh Del Monte Produce, Inc.	20,037
321	Ingredion, Inc.	21,250
1,100	Pilgrim’s Pride Corp. *	9,691
87	Post Holdings, Inc. *	3,364
932	Smithfield Foods, Inc. *	20,728
422	Universal Corp.	23,543

	Total Food, Beverage & Tobacco	245,025

	Health Care Equipment & Services — 5.7%
670	Alere, Inc. *	15,249
500	Amedisys, Inc. *	5,650
100	AMN Healthcare Services, Inc. *	1,410
192	Chemed Corp.	14,821
1,576	Community Health Systems, Inc.	66,602
400	Conmed Corp.	12,444
1,700	Coventry Health Care, Inc.	77,112
614	Gentiva Health Services, Inc. *	6,459
104	Haemonetics Corp. *	4,290
1,323	Health Management Associates, Inc. – Class A *	14,540
693	Health Net, Inc. *	17,838
500	Hill-Rom Holdings, Inc.	16,390
354	Integra LifeSciences Holdings Corp. *	14,422
310	Invacare Corp.	4,498
710	Kindred Healthcare, Inc. *	8,002
300	LHC Group, Inc. *	6,096
483	LifePoint Hospitals, Inc. *	21,295
265	Magellan Health Services, Inc. *	13,663
344	MedAssets, Inc. *	6,354
500	Molina Healthcare, Inc. *	15,955
768	Omnicare, Inc.	28,616
767	Owens & Minor, Inc.	23,355
525	Patterson Cos., Inc.	19,079
400	PharMerica Corp. *	5,732
518	ResMed, Inc.	23,046
1,238	Select Medical Holdings Corp.	11,439
429	STERIS Corp.	16,731
165	Teleflex, Inc.	13,193
401	Tenet Healthcare Corp. *	15,763
400	Triple-S Management Corp. – Class B *	7,184
471	Universal Health Services, Inc. – Class B	27,266
100	Vanguard Health Systems, Inc. *	1,487
192	WellCare Health Plans, Inc. *	10,980

See accompanying notes to the financial statements.	43

U.S. Small/Mid Cap Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Shares	Description	Value ($)
	Health Care Equipment & Services — continued
143	West Pharmaceutical Services, Inc.	8,640

	Total Health Care Equipment & Services	555,601

	Household & Personal Products — 1.5%
1,000	Central Garden & Pet Co. – Class A *	8,730
480	Energizer Holdings, Inc.	44,126
1,128	Harbinger Group, Inc. *	9,667
343	Herbalife Ltd.	13,819
220	Nu Skin Enterprises, Inc. – Class A	9,064
400	Prestige Brands Holdings, Inc. *	9,516
600	Revlon, Inc. – Class A *	13,530
420	Spectrum Brands Holdings, Inc.	22,718
254	USANA Health Sciences, Inc. *	11,250

	Total Household & Personal Products	142,420

	Insurance — 12.3%
555	Allied World Assurance Co Holdings Ltd.	48,735
557	Alterra Capital Holdings Ltd.	17,066
1,062	American Equity Investment Life Holding Co.	14,741
860	American Financial Group, Inc.	37,806
300	American National Insurance Co.	24,111
461	AmTrust Financial Services, Inc.	15,328
280	Arch Capital Group Ltd. *	13,754
200	Argo Group International Holdings Ltd.	7,596
592	Aspen Insurance Holdings Ltd.	21,229
814	Assurant, Inc.	34,180
1,838	Assured Guaranty Ltd.	34,315
1,279	Axis Capital Holdings Ltd.	52,094
4,350	CNO Financial Group, Inc.	47,589
510	Endurance Specialty Holdings Ltd.	22,460
77	Enstar Group Ltd. *	9,651
489	Everest Re Group Ltd.	60,934
200	FBL Financial Group, Inc. – Class A	7,268
1,364	Fidelity National Financial, Inc. – Class A	34,018
1,420	First American Financial Corp.	34,492
5,153	Genworth Financial, Inc. – Class A *	44,007
554	Hanover Insurance Group, Inc. (The)	23,645
1,110	HCC Insurance Holdings, Inc.	44,400
700	Horace Mann Educators Corp.	14,322
200	Kansas City Life Insurance Co.	7,464
723	Kemper Corp.	22,876
1,021	Maiden Holdings Ltd.	10,292
1,014	MBIA, Inc. *	9,805
146	Mercury General Corp.	5,675
346	Montpelier Re Holdings Ltd.	8,553
400	National Financial Partners Corp. *	7,864
613	PartnerRe Ltd.	54,704
106	Platinum Underwriters Holdings Ltd.	5,605
871	Primerica, Inc.	27,410
349	ProAssurance Corp.	16,365

Shares	Description	Value ($)
	Insurance — continued
1,537	Protective Life Corp.	49,061
1,088	Reinsurance Group of America, Inc.	62,560
153	RenaissanceRe Holdings Ltd.	13,378
548	Selective Insurance Group, Inc.	12,188
840	StanCorp Financial Group, Inc.	33,440
299	Stewart Information Services Corp.	6,922
2,136	Symetra Financial Corp.	28,131
1,531	Torchmark Corp.	86,027
500	Tower Group, Inc.	9,325
828	Unum Group	20,261
1,138	Validus Holdings Ltd.	40,547

	Total Insurance	1,202,194

	Materials — 5.2%
510	A Schulman, Inc.	15,989
100	AEP Industries, Inc. *	7,053
340	Ashland, Inc.	26,510
225	Axiall Corp.	12,731
345	Bemis Co., Inc.	12,882
1,021	Boise, Inc.	8,770
281	Cabot Corp.	10,335
1,514	Commercial Metals Co.	24,693
224	Cytec Industries, Inc.	16,215
286	Domtar Corp.	21,324
1,256	Graphic Packaging Holding Co. *	9,320
135	Greif, Inc. – Class A	6,867
325	HB Fuller Co.	13,283
3,154	Huntsman Corp.	54,343
200	Kraton Performance Polymers, Inc. *	4,808
373	Kronos Worldwide, Inc.	6,382
293	Metals USA Holdings Corp.	6,077
148	Minerals Technologies, Inc.	5,956
19	NewMarket Corp.	4,782
237	Olin Corp.	5,489
310	OM Group, Inc. *	7,607
824	Owens-Illinois, Inc. *	21,012
310	PH Glatfelter Co.	5,627
703	PolyOne Corp.	16,021
700	Reliance Steel & Aluminum Co.	46,613
912	RPM International, Inc.	27,734
235	Schnitzer Steel Industries, Inc. – Class A	6,723
1,485	Sealed Air Corp.	32,982
818	Steel Dynamics, Inc.	12,491
644	Valspar Corp.	39,677
762	Worthington Industries, Inc.	21,595

	Total Materials	511,891

	Media — 2.9%
1,277	Belo Corp. – Class A	11,033
1,613	Cablevision Systems Corp. – Class A	22,566

44	See accompanying notes to the financial statements.

U.S. Small/Mid Cap Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Shares	Description	Value ($)
	Media — continued
3,685	Gannett Co., Inc.	73,958
226	John Wiley and Sons, Inc. – Class A	8,267
530	LIN TV Corp. – Class A *	6,026
1,031	Live Nation Entertainment, Inc. *	10,918
700	Meredith Corp.	29,414
1,497	New York Times Co. (The) – Class A *	14,476
896	Regal Entertainment Group – Class A	14,040
610	Scholastic Corp.	18,361
1,300	Sinclair Broadcast Group, Inc.	18,304
703	Valassis Communications, Inc.	19,326
92	Washington Post Co. (The) – Class B	36,666

	Total Media	283,355

	Pharmaceuticals, Biotechnology & Life Sciences — 2.3%
571	Charles River Laboratories International, Inc. *	23,263
1,211	Endo Health Solutions, Inc. *	37,541
752	Hospira, Inc. *	22,131
289	Myriad Genetics, Inc. *	7,347
2,581	PDL BioPharma, Inc.	18,428
1,361	PerkinElmer, Inc.	46,505
740	QIAGEN NV *	15,873
306	United Therapeutics Corp. *	18,302
2,433	Warner Chilcott Plc. – Class A	32,870

	Total Pharmaceuticals, Biotechnology & Life Sciences	222,260

	Real Estate — 4.5%
187	AG Mortgage Investment Trust, Inc. REIT	4,905
562	American Capital Mortgage Investment Corp. REIT	14,443
2,000	Anworth Mortgage Asset Corp. REIT	12,200
300	Apollo Residential Mortgage, Inc. REIT	6,714
2,474	ARMOUR Residential, Inc. REIT	16,551
550	Ashford Hospitality Trust, Inc. REIT	6,474
1,256	Brandywine Realty Trust REIT	17,270
1,310	Capstead Mortgage Corp. REIT	16,427
12,980	Chimera Investment Corp. REIT	38,680
211	Colony Financial, Inc. REIT	4,674
785	CommonWealth REIT	19,821
512	Corrections Corp. of America REIT	19,635
721	CreXus Investment Corp. REIT	9,597
844	CYS Investments, Inc. REIT	10,010
465	Geo Group, Inc. (The) REIT	16,061
953	Hatteras Financial Corp. REIT	25,436
924	Hospitality Properties Trust REIT	24,671
1,682	Invesco Mortgage Capital, Inc. REIT	35,356
464	iStar Financial, Inc. REIT *	4,635
2,539	MFA Financial, Inc. REIT	22,546
2,931	Newcastle Investment Corp. REIT	32,710
2,142	NorthStar Realty Finance Corp. REIT	19,171
513	Pennsylvania Real Estate Investment Trust REIT	9,260
710	Pennymac Mortgage Investment Trust REIT	18,048

Shares	Description	Value ($)
	Real Estate — continued
206	Redwood Trust, Inc. REIT	4,174
2,105	Two Harbors Investment Corp. REIT	27,070

	Total Real Estate	436,539

	Retailing — 7.0%
900	Aaron’s, Inc.	24,561
200	Abercrombie & Fitch Co. – Class A	9,326
484	Advance Auto Parts, Inc.	36,949
921	Aeropostale, Inc. *	11,991
1,622	American Eagle Outfitters, Inc.	33,543
614	ANN, Inc. *	17,370
510	Asbury Automotive Group, Inc. *	17,218
1,238	Ascena Retail Group, Inc. *	20,786
710	Barnes & Noble, Inc. *	11,175
800	Best Buy Co., Inc.	13,128
301	Big 5 Sporting Goods Corp.	4,693
475	Big Lots, Inc. *	15,818
900	Brown Shoe Co., Inc.	14,760
360	Cato Corp. (The) – Class A	9,238
954	Chico’s FAS, Inc.	16,199
100	Childrens Place Retail Stores, Inc. (The) *	4,546
437	Conn’s, Inc. *	14,001
200	Core-Mark Holding Co., Inc.	9,584
568	Dillard’s, Inc. – Class A	45,258
690	Foot Locker, Inc.	23,591
510	Fred’s, Inc. – Class A	6,921
1,667	GameStop Corp. – Class A	41,775
155	Genesco, Inc. *	9,095
400	Group 1 Automotive, Inc.	23,096
613	Guess?, Inc.	16,974
391	HSN, Inc.	20,918
400	Lithia Motors, Inc. – Class A	16,440
667	Men’s Wearhouse, Inc. (The)	18,756
3,293	Office Depot, Inc. *	13,271
1,628	OfficeMax, Inc.	19,487
1,725	Penske Auto Group, Inc.	51,336
1,000	Rent-A-Center, Inc.	36,280
423	Sears Holdings Corp. *	19,035
975	Sonic Automotive, Inc.	21,781
510	Stage Stores, Inc.	12,592
200	Williams-Sonoma, Inc.	9,080

	Total Retailing	690,572

	Semiconductors & Semiconductor Equipment — 1.1%
2,352	Amkor Technology, Inc. *	9,526
500	Fairchild Semiconductor International, Inc. *	7,130
1,132	First Solar, Inc. *	29,262
1,383	Marvell Technology Group Ltd	13,968
1,127	MEMC Electronic Materials, Inc. *	5,579
300	MKS Instruments, Inc.	8,142

See accompanying notes to the financial statements.	45

U.S. Small/Mid Cap Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Shares	Description	Value ($)
	Semiconductors & Semiconductor Equipment — continued
449	Omnivision Technologies, Inc. *	6,919
500	PMC-Sierra, Inc. *	3,245
599	Spansion, Inc. *	7,044
764	SunPower Corp. *	8,969
204	Veeco Instruments, Inc. *	6,510

	Total Semiconductors & Semiconductor Equipment	106,294

	Software & Services — 7.2%
493	Acxiom Corp. *	8,977
111	Alliance Data Systems Corp. *	17,615
1,815	Amdocs Ltd.	66,193
1,281	AOL, Inc.	47,269
1,557	Booz Allen Hamilton Holding Corp.	19,930
281	Broadridge Financial Solutions, Inc.	6,449
333	CACI International, Inc. – Class A *	16,900
1,500	Computer Sciences Corp.	72,045
1,738	Compuware Corp. *	20,178
1,821	Convergys Corp.	30,210
808	CoreLogic, Inc. *	20,935
510	CSG Systems International, Inc. *	9,899
331	Digital River, Inc. *	4,713
389	DST Systems, Inc.	26,421
1,921	EarthLink, Inc.	11,161
927	Electronic Arts, Inc. *	16,250
100	ePlus, Inc.	4,596
300	Euronet Worldwide, Inc. *	7,242
400	Fair Isaac Corp.	17,736
227	Global Payments, Inc.	10,944
304	j2 Global, Inc.	10,847
1,407	Lender Processing Services, Inc.	34,556
400	Mantech International Corp. – Class A	9,924
100	MAXIMUS, Inc.	7,278
1,472	Mentor Graphics Corp. *	26,069
207	Netscout Systems, Inc. *	5,264
253	Rovi Corp. *	4,501
4,296	SAIC, Inc.	50,779
521	Sykes Enterprises, Inc. *	7,742
1,148	Synopsys, Inc. *	40,214
400	TeleTech Holdings, Inc. *	7,484
899	Total System Services, Inc.	21,360
607	Unisys Corp. *	13,949
1,200	United Online, Inc.	7,080
289	Valueclick, Inc. *	7,708
100	Verint Systems, Inc. *	3,417
246	VistaPrint NV *	8,610

	Total Software & Services	702,445

	Technology Hardware & Equipment — 5.8%
497	Anixter International, Inc.	34,253
1,107	Arris Group, Inc. *	19,206
1,423	Arrow Electronics, Inc. *	57,133

Shares	Description	Value ($)
	Technology Hardware & Equipment — continued
1,521	Avnet, Inc. *	53,707
1,110	AVX Corp.	13,076
500	Benchmark Electronics, Inc. *	8,710
200	Black Box Corp.	4,852
4,625	Brocade Communications Systems, Inc. *	25,946
453	Diebold, Inc.	12,793
784	Dolby Laboratories, Inc. – Class A	24,994
178	Electronics for Imaging, Inc. *	4,105
287	FLIR Systems, Inc.	7,560
1,785	Harris Corp.	85,805
1,599	Ingram Micro, Inc. – Class A *	30,157
900	Insight Enterprises, Inc. *	17,298
314	Itron, Inc. *	13,210
716	Jabil Circuit, Inc.	13,411
763	Lexmark International, Inc.	16,801
128	MTS Systems Corp.	6,912
537	NCR Corp. *	14,810
400	PC Connection, Inc.	5,736
782	QLogic Corp. *	8,899
1,400	Sanmina Corp. *	14,336
729	SYNNEX Corp. *	27,797
534	Tech Data Corp. *	28,334
1,721	Vishay Intertechnology, Inc. *	22,700

	Total Technology Hardware & Equipment	572,541

	Telecommunication Services — 0.7%
2,049	Cincinnati Bell, Inc. *	6,659
6,812	Frontier Communications Corp.	28,202
813	Leap Wireless International, Inc. *	4,349
1,157	NII Holdings, Inc. *	5,577
1,175	Telephone & Data Systems, Inc.	26,896

	Total Telecommunication Services	71,683

	Transportation — 1.3%
245	Alaska Air Group, Inc. *	12,630
46	Amerco	6,933
731	Avis Budget Group, Inc. *	17,083
124	Copa Holdings SA – Class A	12,948
1,045	JetBlue Airways Corp. *	6,333
254	Macquarie Infrastructure Co. LLC	13,051
200	Republic Airways Holdings, Inc. *	1,882
176	Ryder System, Inc.	9,891
721	Skywest, Inc.	10,094
2,131	US Airways Group, Inc. *	28,619
510	UTi Worldwide, Inc.	7,767

	Total Transportation	127,231

	Utilities — 0.6%
210	Avista Corp.	5,500
400	PNM Resources, Inc.	8,984

46	See accompanying notes to the financial statements.

U.S. Small/Mid Cap Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Shares	Description	Value ($)
	Utilities — continued
410	Portland General Electric Co.	12,173
912	UGI Corp.	32,667

	Total Utilities	59,324

	TOTAL COMMON STOCKS (COST $8,198,962)	9,633,499

	MUTUAL FUNDS — 0.1%

	Affiliated Issuers — 0.1%
600	GMO U.S. Treasury Fund	14,998

	TOTAL MUTUAL FUNDS (COST $14,998)	14,998

	SHORT-TERM INVESTMENTS — 1.9%

	Money Market Funds — 1.9%
186,123	State Street Institutional Treasury Money Market Fund-Institutional Class, 0.00% (a)	186,123

	TOTAL SHORT-TERM INVESTMENTS (COST $186,123)	186,123

	TOTAL INVESTMENTS — 100.4% (Cost $8,400,083)	9,834,620
	Other Assets and Liabilities (net) — (0.4%)	(41,898)

	TOTAL NET ASSETS — 100.0%	$9,792,722

Notes to Schedule of Investments:

*	Non-income producing security.

(a)	The rate disclosed is the 7 day net yield as of February 28, 2013. Note: Yield rounds to 0.00%.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 48.

See accompanying notes to the financial statements.	47

GMO Trust Funds

Schedule of Investments — (Continued)

February 28, 2013

Portfolio Abbreviations:

REIT - Real Estate Investment Trust

48	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Assets and Liabilities — February 28, 2013

	Quality Fund	Real Estate Fund	U.S. Core Equity Fund	U.S. Flexible Equities Fund
Assets:
Investments in unaffiliated issuers, at value (Note 2)(a)	$13,185,774,369	$11,911,643	$1,457,612,934	$7,117,771,562
Investments in affiliated issuers, at value (Notes 2 and 10)(b)	129,198,867	—	23,294,000	58,187,959
Foreign currency, at value (Note 2)(c)	2,278,706	—	—	767,478
Receivable for investments sold				21,361,000
Receivable for Fund shares sold	416,883	—	64,053	785,000
Dividends and interest receivable	37,850,699	4,609	4,214,072	22,480,547
Foreign taxes receivable	19,302,591	—	—	561,103
Due from broker	—	—	100,000	—
Receivable for expenses reimbursed by Manager (Note 5)	78,372	4,608	22,624	86,828

Total assets	13,374,900,487	11,920,860	1,485,307,683	7,222,001,477

Liabilities:
Payable for Fund shares repurchased	12,962,556	—	2,430,944	26,572,847
Payable to affiliate for (Note 5):
Management fee	3,371,966	3,001	347,090	1,810,357
Shareholder service fee	1,129,317	1,364	76,798	335,970
Payable for 12b-1 fee – Class M*	—	—	177	—
Payable to agents unaffiliated with the Manager	1,736	—	196	924
Payable to Trustees and related expenses	32,914	71	3,535	17,362
Accrued expenses	553,546	37,110	119,206	289,008

Total liabilities	18,052,035	41,546	2,977,946	29,026,468

Net assets	$13,356,848,452	$11,879,314	$1,482,329,737	$7,192,975,009

Net assets consist of:
Paid-in capital	$11,058,670,266	$12,157,381	$1,816,597,149	$6,621,530,043
Accumulated undistributed net investment income	27,866,863	63,159	4,883,039	16,342,147
Accumulated net realized gain (loss)	52,697,649	(3,811,342)	(527,603,996)	90,742,046
Net unrealized appreciation	2,217,613,674	3,470,116	188,453,545	464,360,773	(d)

	$13,356,848,452	$11,879,314	$1,482,329,737	$7,192,975,009

Net assets attributable to:
Class III shares	$6,682,280,728	$11,879,314	$188,363,345	$340,488,533

Class IV shares	$2,079,054,949	$—	$44,849,402	$86,508,472

Class V shares	$455,097,129	$—	$—	$279,589,244

Class VI shares	$4,140,415,646	$—	$1,249,116,990	$6,486,388,760

Shares outstanding:
Class III	280,695,036	1,211,669	12,983,281	32,691,237

Class IV	87,260,736	—	3,096,837	8,305,103

Class V	19,101,865	—	—	26,840,401

Class VI	173,853,733	—	86,352,073	622,666,602

Net asset value per share:
Class III	$23.81	$9.80	$14.51	$10.42

Class IV	$23.83	$—	$14.48	$10.42

Class V	$23.82	$—	$—	$10.42

Class VI	$23.82	$—	$14.47	$10.42

(a) Cost of investments – unaffiliated issuers:	$10,968,328,304	$8,441,527	$1,269,159,389	$6,653,376,097
(b) Cost of investments – affiliated issuers:	$129,233,103	$—	$23,294,000	$58,187,959
(c) Cost of foreign currency:	$2,307,699	$—	$—	$781,576
(d) As of February 28, 2013, net unrealized appreciation for U.S. federal income tax purposes exceed this amount by $658,311,176. See Note 2.

*	Class M liquidated on January 31, 2013.

See accompanying notes to the financial statements.	49

GMO Trust Funds

Statements of Assets and Liabilities — February 28, 2013 — (Continued)

	U.S. Growth Fund	U.S. Intrinsic Value Fund	U.S. Small/Mid Cap Fund
Assets:
Investments in unaffiliated issuers, at value (Note 2)(a)	$2,223,380	$10,612,449	$9,819,622
Investments in affiliated issuers, at value (Notes 2 and 10)(b)	40,973	83,995	14,998
Receivable for investments sold	26,866	44,051	98
Dividends and interest receivable	3,980	31,091	11,254
Receivable for expenses reimbursed by Manager (Note 5)	10,607	9,459	16,537

Total assets	2,305,806	10,781,045	9,862,509

Liabilities:
Payable for investments purchased	24,950	42,135	—
Payable for Fund shares repurchased	6,524	—	—
Payable to affiliate for (Note 5):
Management fee	526	2,528	3,410
Shareholder service fee	254	1,224	1,125
Payable for 12b-1 fee – Class M*	128	—	—
Payable to Trustees and related expenses	3,872	530	581
Accrued expenses	47,911	44,367	64,671

Total liabilities	84,165	90,784	69,787

Net assets	$2,221,641	$10,690,261	$9,792,722

Net assets consist of:
Paid-in capital	$2,356,453	$10,551,803	$10,031,064
Accumulated undistributed net investment income	1,011	19,272	28,778
Accumulated net realized loss	(455,729)	(1,609,402)	(1,701,657)
Net unrealized appreciation	319,906	1,728,588	1,434,537

	$2,221,641	$10,690,261	$9,792,722

Net assets attributable to:
Class III shares	$2,221,641	$10,690,261	$9,792,722

Shares outstanding:
Class III	116,083	1,131,892	991,285

Net asset value per share:
Class III	$19.14	$9.44	$9.88

(a) Cost of investments – unaffiliated issuers:	$1,903,474	$8,883,861	$8,385,085
(b) Cost of investments – affiliated issuers:	$40,973	$83,995	$14,998

*	Class M liquidated on January 31, 2013.

50	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Operations — Year Ended February 28, 2013

	Quality Fund	Real Estate Fund	U.S. Core Equity Fund	U.S. Flexible Equities Fund*
Investment Income:
Dividends from unaffiliated issuers (Net of withholding tax)(a)	$381,546,614	$449,231	$34,932,773	$107,738,730
Dividends from affiliated issuers (Note 10)	193,021	107	16,506	44,360
Interest	153,604	—	—	51,330

Total investment income	381,893,239	449,338	34,949,279	107,834,420

Expenses:
Management fee (Note 5)	50,332,073	48,075	4,435,262	14,261,660
Shareholder service fee – Class III (Note 5)	9,448,606	21,852	333,954	335,033
Shareholder service fee – Class IV (Note 5)	2,150,992	—	47,066	54,758
Shareholder service fee – Class V (Note 5)	522,243	—	—	140,329
Shareholder service fee – Class VI (Note 5)	3,461,253	—	637,971	2,134,614
12b-1 fee – Class M** (Note 5)	—	—	2,701	—
Administration fee – Class M** (Note 5)	—	—	2,161	—
Audit and tax fees	83,364	50,127	56,981	64,578
Custodian, fund accounting agent and transfer agent fees	1,715,573	7,816	223,178	516,262
Legal fees	525,408	365	46,608	114,668
Registration fees	29,210	4,318	28,593	3,596
Trustees fees and related expenses (Note 5)	183,875	231	16,929	53,940
Miscellaneous	195,859	3,156	22,775	20,865

Total expenses	68,648,456	135,940	5,854,179	17,700,303
Fees and expenses reimbursed by Manager (Note 5)	(2,494,490)	(65,768)	(353,083)	(713,590)
Expense reductions (Note 2)	(32,132)	—	(16)	(13)

Net expenses	66,121,834	70,172	5,501,080	16,986,700

Net investment income (loss)	315,771,405	379,166	29,448,199	90,847,720

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	2,047,379,962	3,018,597	177,853,248	55,258,280
Investments in affiliated issuers	15,242	(5)	1,433	—
Realized gains distributions from affiliated issuers (Note 10)	30,485	—	—	6,364
Futures contracts	(782,692)	—	2,620,500	2,621,054
Swap agreements	—	—	1,454,326	—
Foreign currency, forward contracts and foreign currency related transactions	(646,695)	—	109	540,500

Net realized gain (loss)	2,045,996,302	3,018,592	181,929,616	58,426,198

Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(718,842,818)	(1,017,897)	(31,783,397)	464,395,465
Investments in affiliated issuers	(18,993)	5	—	—
Swap agreements	—	—	(648,202)	—
Foreign currency, forward contracts and foreign currency related transactions	(926,689)	—	—	(34,692)

Net unrealized gain (loss)	(719,788,500)	(1,017,892)	(32,431,599)	464,360,773

Net realized and unrealized gain (loss)	1,326,207,802	2,000,700	149,498,017	522,786,971

Net increase (decrease) in net assets resulting from operations	$1,641,979,207	$2,379,866	$178,946,216	$613,634,691

(a) Withholding tax:	$9,890,625	$—	$3,078	$996,943

*	Period from July 20, 2012 (commencement of operations) through February 28, 2013.
**	Class M liquidated on January 31, 2013.

See accompanying notes to the financial statements.	51

GMO Trust Funds

Statements of Operations — Year Ended February 28, 2013 — (Continued)

	U.S. Growth Fund	U.S. Intrinsic Value Fund	U.S. Small/Mid Cap Fund
Investment Income:
Dividends from unaffiliated issuers (Net of withholding tax)(a)	$49,887	$266,133	$242,039
Dividends from affiliated issuers (Note 10)	45	132	108

Total investment income	49,932	266,265	242,147

Expenses:
Management fee (Note 5)	7,750	30,219	33,273
Shareholder service fee – Class III (Note 5)	2,901	14,622	13,543
12b-1 fee – Class M* (Note 5)	1,414	—	—
Administration fee – Class M* (Note 5)	1,131	—	—
Audit and tax fees	59,101	60,187	61,409
Custodian, fund accounting agent and transfer agent fees	26,754	14,735	42,430
Legal fees	203	246	24,777
Registration fees	23,049	369	—
Trustees fees and related expenses (Note 5)	26	116	100
Miscellaneous	3,316	3,142	7,814

Total expenses	125,645	123,636	183,346
Fees and expenses reimbursed by Manager (Note 5)	(112,302)	(78,610)	(136,329)
Expense reductions (Note 2)	—	—	(1)

Net expenses	13,343	45,026	47,016

Net investment income (loss)	36,589	221,239	195,131

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	407,746	584,621	552,978
Investments in affiliated issuers	(29)	(18)	—
Realized gains distributions from affiliated issuers (Note 10)	3	7	1
Foreign currency, forward contracts and foreign currency related transactions	89	—	—

Net realized gain (loss)	407,809	584,610	552,979

Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(138,983)	767,289	718,673
Investments in affiliated issuers	29	17	—

Net unrealized gain (loss)	(138,954)	767,306	718,673

Net realized and unrealized gain (loss)	268,855	1,351,916	1,271,652

Net increase (decrease) in net assets resulting from operations	$305,444	$1,573,155	$1,466,783

(a) Withholding tax:	$—	$36	$2

*	Class M liquidated on January 31, 2013.

52	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Changes in Net Assets

	Quality Fund		Real Estate Fund
	Year Ended February 28/29,		Year Ended February 28/29,
	2013	2012	2013	2012
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$315,771,405	$350,071,710	$379,166	$386,485
Net realized gain (loss)	2,045,996,302	1,517,832,120	3,018,592	153,397
Change in net unrealized appreciation (depreciation)	(719,788,500)	613,986,441	(1,017,892)	496,700

Net increase (decrease) in net assets from operations	1,641,979,207	2,481,890,271	2,379,866	1,036,582

Distributions to shareholders from:
Net investment income
Class III	(137,196,073)	(107,972,541)	(363,749)	(272,629)
Class IV	(44,679,254)	(34,197,847)	—	—
Class V	(14,094,928)	(8,476,013)	—	—
Class VI	(158,091,736)	(184,036,120)	—	—

Total distributions from net investment income	(354,061,991)	(334,682,521)	(363,749)	(272,629)

Net realized gains
Class III	(483,233,958)	—	—	—
Class IV	(147,678,743)	—	—	—
Class V	(59,475,556)	—	—	—
Class VI	(562,432,264)	—	—	—

Total distributions from net realized gains	(1,252,820,521)	—	—	—

Net share transactions (Note 9):
Class III	19,370,394	517,785,458	(6,517,944)	(118,923)
Class IV	(7,262,944)	141,981,899	—	—
Class V	(109,175,865)	137,949,003	—	—
Class VI	(5,550,855,897)	(211,884,457)	—	—

Increase (decrease) in net assets resulting from net share transactions	(5,647,924,312)	585,831,903	(6,517,944)	(118,923)

Total increase (decrease) in net assets	(5,612,827,617)	2,733,039,653	(4,501,827)	645,030

Net assets:
Beginning of period	18,969,676,069	16,236,636,416	16,381,141	15,736,111

End of period	$13,356,848,452	$18,969,676,069	$11,879,314	$16,381,141

Accumulated undistributed net investment income	$27,866,863	$66,773,660	$63,159	$123,444

See accompanying notes to the financial statements.	53

GMO Trust Funds

Statements of Changes in Net Assets — (Continued)

	U.S. Core Equity Fund		U.S. Flexible Equities Fund
	Year Ended February 28/29,		Period from July 20, 2012 (commencement of operations) through February 28, 2013
	2013	2012
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$29,448,199	$27,713,901	$90,847,720
Net realized gain (loss)	181,929,616	115,212,528	58,426,198
Change in net unrealized appreciation (depreciation)	(32,431,599)	(5,767,322)	464,360,773

Net increase (decrease) in net assets from operations	178,946,216	137,159,107	613,634,691

Distributions to shareholders from:
Net investment income
Class III	(4,527,823)	(5,866,177)	(3,426,484)
Class IV	(921,941)	(1,207,320)	(890,607)
Class V	—	—	(2,831,312)
Class VI	(24,844,302)	(22,618,517)	(67,911,797)
Class M*	(14,539)	(19,394)	—

Total distributions from net investment income	(30,308,605)	(29,711,408)	(75,060,200)

Net realized gains
Class III	—	—	(10,566,065)
Class IV	—	—	(2,673,452)
Class V	—	—	(8,429,706)
Class VI	—	—	(199,479,502)

Total distributions from net realized gains	—	—	(221,148,725)

Net share transactions (Note 9):
Class III	(94,495,604)	(154,887,709)	320,872,313
Class IV	(12,709,327)	(115,954,750)	81,458,975
Class V	—	—	263,621,518
Class VI	33,705,448	(116,342,003)	6,209,596,437
Class M*	(1,316,104)	(78,666)	—

Increase (decrease) in net assets resulting from net share transactions	(74,815,587)	(387,263,128)	6,875,549,243

Total increase (decrease) in net assets	73,822,024	(279,815,429)	7,192,975,009

Net assets:
Beginning of period	1,408,507,713	1,688,323,142	—

End of period	$1,482,329,737	$1,408,507,713	$7,192,975,009

Accumulated undistributed net investment income	$4,883,039	$4,313,110	$16,342,147

*	Class M liquidated on January 31, 2013.

54	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Changes in Net Assets — (Continued)

	U.S. Growth Fund		U.S. Intrinsic Value Fund
	Year Ended February 28/29,		Year Ended February 28/29,
	2013	2012	2013	2012
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$36,589	$30,476	$221,239	$161,808
Net realized gain (loss)	407,809	266,765	584,610	910,139
Change in net unrealized appreciation (depreciation)	(138,954)	148,174	767,306	(453,675)

Net increase (decrease) in net assets from operations	305,444	445,415	1,573,155	618,272

Distributions to shareholders from:
Net investment income
Class III	(41,222)	(29,802)	(233,283)	(151,845)
Class M*	(10,643)	(6,552)	—	—

Total distributions from net investment income	(51,865)	(36,354)	(233,283)	(151,845)

Net realized gains
Class III	(330,487)	—	—	—
Class M*	(99,092)	—	—	—

Total distributions from net realized gains	(429,579)	—	—	—

Net share transactions (Note 9):
Class III	500,197	(381,994)	193,516	116,723
Class M*	(552,162)	(72,866)	—	—

Increase (decrease) in net assets resulting from net share transactions	(51,965)	(454,860)	193,516	116,723

Total increase (decrease) in net assets	(227,965)	(45,799)	1,533,388	583,150

Net assets:
Beginning of period	2,449,606	2,495,405	9,156,873	8,573,723

End of period	$2,221,641	$2,449,606	$10,690,261	$9,156,873

Accumulated undistributed net investment income	$1,011	$5,032	$19,272	$31,608

*	Class M liquidated on January 31, 2013.

See accompanying notes to the financial statements.	55

GMO Trust Funds

Statements of Changes in Net Assets — (Continued)

	U.S. Small/Mid Cap Fund
	Year Ended February 28/29,
	2013	2012
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$195,131	$47,722
Net realized gain (loss)	552,979	2,701,926
Change in net unrealized appreciation (depreciation)	718,673	(2,168,975)

Net increase (decrease) in net assets from operations	1,466,783	580,673

Distributions to shareholders from:
Net investment income
Class III	(168,939)	(89,845)

Net share transactions (Note 9):
Class III	(1,110,116)	(4,017,221)

Purchase premiums and redemption fees (Notes 2 and 9):
Class III	7,655	64,064

Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	(1,102,461)	(3,953,157)

Total increase (decrease) in net assets	195,383	(3,462,329)

Net assets:
Beginning of period	9,597,339	13,059,668

End of period	$9,792,722	$9,597,339

Accumulated undistributed net investment income	$28,778	$5,142

56	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

QUALITY FUND

	Class III Shares								Class IV Shares
	Year Ended February 28/29,								Year Ended February 28/29,
	2013		2012		2011		2010	2009	2013		2012		2011		2010	2009
Net asset value, beginning of period	$23.41		$20.81		$18.99		$14.17	$20.56	$23.42		$20.83		$19.01		$14.19	$20.57

Income (loss) from investment operations:
Net investment income (loss)†	0.47		0.43		0.36		0.33	0.37	0.49		0.44		0.38		0.34	0.39
Net realized and unrealized gain (loss)	2.24		2.58		1.82		4.83	(6.30)	2.24		2.57		1.81		4.83	(6.30)

Total from investment operations	2.71		3.01		2.18		5.16	(5.93)	2.73		3.01		2.19		5.17	(5.91)

Less distributions to shareholders:
From net investment income	(0.51)		(0.41)		(0.36)		(0.34)	(0.34)	(0.52)		(0.42)		(0.37)		(0.35)	(0.35)
From net realized gains	(1.80)		—		—		—	(0.12)	(1.80)		—		—		—	(0.12)

Total distributions	(2.31)		(0.41)		(0.36)		(0.34)	(0.46)	(2.32)		(0.42)		(0.37)		(0.35)	(0.47)

Net asset value, end of period	$23.81		$23.41		$20.81		$18.99	$14.17	$23.83		$23.42		$20.83		$19.01	$14.19

Total Return(a)	12.39%		14.71%		11.67%		36.73%	(29.37)%	12.47%		14.70%		11.71%		36.73%	(29.27)%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$6,682,281		$6,539,510		$5,288,776		$4,119,119	$1,952,579	$2,079,055		$2,035,597		$1,662,542		$1,132,006	$787,276
Net expenses to average daily net assets(b)	0.48	%(c)	0.48	%(c)	0.48	%(c)	0.48%	0.48%	0.44	%(c)	0.44	%(c)	0.44	%(c)	0.44%	0.44%
Net investment income (loss) to average daily net assets	2.02%		2.01%		1.88%		1.88%	2.03%	2.09%		2.04%		1.95%		1.97%	2.11%
Portfolio turnover rate	34%		40%		32%		28%	36%	34%		40%		32%		28%	36%
Fees and expenses reimbursed by the
Manager to average daily net assets:	0.02%		0.02%		0.02%		0.02%	0.02%	0.02%		0.02%		0.02%		0.02%	0.02%

	Class V Shares								Class VI Shares
	Year Ended February 28/29,								Year Ended February 28/29,
	2013		2012		2011		2010	2009	2013		2012		2011		2010	2009
Net asset value, beginning of period	$23.42		$20.82		$19.00		$14.17	$20.56	$23.41		$20.82		$19.00		$14.18	$20.57

Income (loss) from investment operations:
Net investment income (loss)†	0.48		0.44		0.38		0.34	0.39	0.49		0.45		0.38		0.35	0.40
Net realized and unrealized gain (loss)	2.25		2.58		1.81		4.84	(6.30)	2.25		2.57		1.81		4.82	(6.31)

Total from investment operations	2.73		3.02		2.19		5.18	(5.91)	2.74		3.02		2.19		5.17	(5.91)

Less distributions to shareholders:
From net investment income	(0.53)		(0.42)		(0.37)		(0.35)	(0.36)	(0.53)		(0.43)		(0.37)		(0.35)	(0.36)
From net realized gains	(1.80)		—		—		—	(0.12)	(1.80)		—		—		—	(0.12)

Total distributions	(2.33)		(0.42)		(0.37)		(0.35)	(0.48)	(2.33)		(0.43)		(0.37)		(0.35)	(0.48)

Net asset value, end of period	$23.82		$23.42		$20.82		$19.00	$14.17	$23.82		$23.41		$20.82		$19.00	$14.18

Total Return(a)	12.45%		14.74%		11.73%		36.87%	(29.31)%	12.53%		14.76%		11.77%		36.81%	(29.28)%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$455,097		$578,367		$371,927		$551,272	$637,834	$4,140,416		$9,816,202		$8,913,391		$9,156,696	$5,273,791
Net expenses to average daily net assets(b)	0.41	%(c)	0.42	%(c)	0.42	%(c)	0.42%	0.42%	0.38	%(c)	0.39	%(c)	0.39	%(c)	0.39%	0.39%
Net investment income (loss) to average daily net assets	2.05%		2.08%		1.96%		1.98%	2.11%	2.10%		2.09%		1.99%		2.00%	2.16%
Portfolio turnover rate	34%		40%		32%		28%	36%	34%		40%		32%		28%	36%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.02%		0.02%		0.02%		0.02%	0.02%	0.02%		0.02%		0.02%		0.02%	0.02%

(a)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions.
(b)	The net expense ratio does not include the effect of expense reductions (Note 2).
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	57

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

REAL ESTATE FUND

	Class III Shares
	Year Ended February 28/29,
	2013		2012		2011		2010		2009
Net asset value, beginning of period	$8.63		$8.23		$6.16		$3.34		$7.85

Income (loss) from investment operations:
Net investment income (loss)†	0.24		0.20		0.18		0.21		0.31
Net realized and unrealized gain (loss)	1.16		0.34		2.11		2.76		(4.40)

Total from investment operations	1.40		0.54		2.29		2.97		(4.09)

Less distributions to shareholders:
From net investment income	(0.23)		(0.14)		(0.22)		(0.15)		(0.29)
From net realized gains	—		—		—		—		(0.13)

Total distributions	(0.23)		(0.14)		(0.22)		(0.15)		(0.42)

Net asset value, end of period	$9.80		$8.63		$8.23		$6.16		$3.34

Total Return(a)	16.35%		6.76%		38.19%		89.86%		(54.45)%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$11,879		$16,381		$15,736		$14,112		$8,299
Net expenses to average daily net assets	0.48	%(b)	0.48	%(b)	0.48	%(b)	0.48	%(c)	0.48	%(c)
Net investment income (loss) to average daily net assets	2.60%		2.50%		2.50%		4.18%		4.44%
Portfolio turnover rate	25%		13%		25%		34%		29%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.45%		0.45%		0.58%		0.55%		0.41%
(a)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions.
(b)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(c)	The net expense ratio does not include the effect of expense reductions (Note 2).
†	Calculated using average shares outstanding throughout the period.

58	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

U.S. CORE EQUITY FUND

	Class III Shares								Class IV Shares
	Year Ended February 28/29,								Year Ended February 28/29,
	2013		2012		2011		2010	2009	2013		2012		2011		2010	2009
Net asset value, beginning of period	$13.06		$12.00		$10.57		$7.65	$12.05	$13.04		$11.98		$10.55		$7.63	$12.02

Income (loss) from investment operations:
Net investment income (loss)†	0.26		0.22		0.18		0.17	0.18	0.27		0.22		0.18		0.17	0.19
Net realized and unrealized gain (loss)	1.47		1.08		1.43		2.93	(4.40)	1.46		1.08		1.43		2.93	(4.39)

Total from investment operations	1.73		1.30		1.61		3.10	(4.22)	1.73		1.30		1.61		3.10	(4.20)

Less distributions to shareholders:
From net investment income	(0.28)		(0.24)		(0.18)		(0.18)	(0.18)	(0.29)		(0.24)		(0.18)		(0.18)	(0.19)

Total distributions	(0.28)		(0.24)		(0.18)		(0.18)	(0.18)	(0.29)		(0.24)		(0.18)		(0.18)	(0.19)

Net asset value, end of period	$14.51		$13.06		$12.00		$10.57	$7.65	$14.48		$13.04		$11.98		$10.55	$7.63

Total Return(a)	13.40%		11.00%		15.42%		40.85%	(35.39)%	13.40%		11.05%		15.47%		41.04%	(35.36)%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$188,363		$259,751		$393,523		$519,309	$509,120	$44,849		$52,486		$163,627		$415,267	$286,333
Net expenses to average daily net assets(b)	0.46	%(c)	0.46	%(c)	0.46	%(c)	0.46%	0.46%	0.41	%(c)	0.41	%(c)	0.41	%(c)	0.41%	0.41%
Net investment income (loss) to average daily net assets	1.95%		1.82%		1.68%		1.73%	1.70%	2.01%		1.88%		1.68%		1.76%	1.78%
Portfolio turnover rate	79%		61%		96%		52%	62%	79%		61%		96%		52%	62%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.02%		0.03%		0.03%		0.03%	0.02%	0.02%		0.03%		0.03%		0.03%	0.02%

	Class VI Shares
	Year Ended February 28/29,
	2013		2012		2011		2010	2009
Net asset value, beginning of period	$13.02		$11.97		$10.54		$7.63	$12.02

Income (loss) from investment operations:
Net investment income (loss)†	0.28		0.23		0.20		0.17	0.19
Net realized and unrealized gain (loss)	1.46		1.07		1.42		2.93	(4.38)

Total from investment operations	1.74		1.30		1.62		3.10	(4.19)

Less distributions to shareholders:
From net investment income	(0.29)		(0.25)		(0.19)		(0.19)	(0.20)

Total distributions	(0.29)		(0.25)		(0.19)		(0.19)	(0.20)

Net asset value, end of period	$14.47		$13.02		$11.97		$10.54	$7.63

Total Return(a)	13.56%		11.06%		15.59%		40.96%	(35.33)%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,249,117		$1,095,053		$1,129,978		$1,069,030	$858,170
Net expenses to average daily net assets(b)	0.37	%(c)	0.37	%(c)	0.37	%(c)	0.37%	0.37%
Net investment income (loss) to average daily net assets	2.08%		1.93%		1.80%		1.80%	1.78%
Portfolio turnover rate	79%		61%		96%		52%	62%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.02%		0.03%		0.03%		0.03%	0.02%
(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.
(b)	The net expense ratio does not include the effect of expense reductions (Note 2).
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	59

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

U.S. FLEXIBLE EQUITIES FUND

	Class III Shares		Class IV Shares
	Period from July 23, 2012 (commencement of operations) through February 28, 2013		Period from July 23, 2012 (commencement of operations) through February 28, 2013
Net asset value, beginning of period	$9.90		$9.90

Income (loss) from investment operations:
Net investment income (loss)†	0.13		0.13
Net realized and unrealized gain (loss)	0.83		0.83

Total from investment operations	0.96		0.96

Less distributions to shareholders:
From net investment income	(0.11)		(0.11)
From net realized gains	(0.33)		(0.33)

Total distributions	(0.44)		(0.44)

Net asset value, end of period	$10.42		$10.42

Total Return(a)	9.91	%**	9.94	%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$340,489		$86,508
Net expenses to average daily net assets(b)	0.48	%*	0.44	%*
Net investment income (loss) to average daily net assets	2.05	%*	2.09	%*
Portfolio turnover rate	21	%**	21	%**
Fees and expenses reimbursed by the Manager to average daily net assets:	0.02	%*	0.02	%*

	Class V Shares		Class VI Shares
	Period from July 23, 2012 (commencement of operations) through February 28, 2013		Period from July 20, 2012 (commencement of operations) through February 28, 2013
Net asset value, beginning of period	$9.90		$10.00

Income (loss) from investment operations:
Net investment income (loss)†	0.13		0.13
Net realized and unrealized gain (loss)	0.83		0.73

Total from investment operations	0.96		0.86

Less distributions to shareholders:
From net investment income	(0.11)		(0.11)
From net realized gains	(0.33)		(0.33)

Total distributions	(0.44)		(0. 44)

Net asset value, end of period	$10.42		$10.42

Total Return(a)	9.95	%**	8.87	%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$279,589		$6,486,389
Net expenses to average daily net assets(b)	0.42	%*	0.39	%*
Net investment income (loss) to average daily net assets	2.11	%*	2.10	%*
Portfolio turnover rate	21	%**	21	%**
Fees and expenses reimbursed by the Manager to average daily net assets:	0.02	%*	0.02	%*

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.
(b)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

60	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

U.S. GROWTH FUND

	Class III Shares
	Year Ended February 28/29,
	2013		2012		2011		2010	2009
Net asset value, beginning of period	$20.51		$17.59		$14.61		$10.47	$15.82

Income (loss) from investment operations:
Net investment income (loss)†	0.31		0.23		0.16		0.21	0.18
Net realized and unrealized gain (loss)	2.10		2.96		3.00		4.15	(5.32)

Total from investment operations	2.41		3.19		3.16		4.36	(5.14)

Less distributions to shareholders:
From net investment income	(0.43)		(0.27)		(0.18)		(0.22)	(0.21)
From net realized gains	(3.35)		—		—		—	—

Total distributions	(3.78)		(0.27)		(0.18)		(0.22)	(0.21)

Net asset value, end of period	$19.14		$20.51		$17.59		$14.61	$10.47

Total Return(a)	12.79	%(b)	18.39	%(c)	21.76	%(d)	41.94%	(32.84)%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,222		$1,848		$1,908		$40,521	$34,758
Net expenses to average daily net assets	0.47	%(f)	0.47	%(f)	0.46	%(e)(f)	0.46%	0.46	%(e)
Net investment income (loss) to average daily net assets	1.55%		1.26%		1.09%		1.60%	1.19%
Portfolio turnover rate	66%		52%		61%		118%	70%
Fees and expenses reimbursed by the Manager to average daily net assets:	4.53%		4.61%		1.40%		0.33%	0.19%
(a)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions.
(b)	Litigation proceeds received during the fiscal year had a positive impact on total return adding 1.29%.
(c)	Litigation proceeds received during the fiscal year had a positive impact on total return adding 5.24%.
(d)	Litigation proceeds received during the fiscal year had a positive impact on total return adding 3.84%.
(e)	The net expense ratio does not include the effect of expense reductions (Note 2).
(f)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	61

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

U.S. INTRINSIC VALUE FUND

	Class III Shares
	Year Ended February 28/29,
	2013		2012		2011		2010	2009
Net asset value, beginning of period	$8.25		$7.83		$6.53		$4.55	$7.86

Income (loss) from investment operations:
Net investment income (loss)†	0.20		0.15		0.11		0.10	0.14
Net realized and unrealized gain (loss)	1.20		0.41		1.30		1.98	(3.31)

Total from investment operations	1.40		0.56		1.41		2.08	(3.17)

Less distributions to shareholders:
From net investment income	(0.21)		(0.14)		(0.11)		(0.10)	(0.14)

Total distributions	(0.21)		(0.14)		(0.11)		(0.10)	(0.14)

Net asset value, end of period	$9.44		$8.25		$7.83		$6.53	$4.55

Total Return(a)	17.19%		7.28%		21.81	%(b)	45.95%	(40.83)%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$10,690		$9,157		$8,574		$7,020	$4,838
Net expenses to average daily net assets	0.46	%(c)	0.46	%(c)	0.46	%(c)	0.46%	0.46	%(d)
Net investment income (loss) to average daily net assets	2.27%		1.89%		1.59%		1.70%	1.94%
Portfolio turnover rate	53%		74%		53%		54%	57%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.81%		0.98%		1.30%		1.22%	0.43%
(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.
(b)	Litigation proceeds received during the fiscal year had a positive impact on total return adding 1.35%.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	The net expense ratio does not include the effect of expense reductions (Note 2).
†	Calculated using average shares outstanding throughout the period.

62	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

U.S. SMALL/MID CAP FUND

	Class III Shares
	Year Ended February 28/29,
	2013		2012		2011		2010	2009
Net asset value, beginning of period	$8.51		$8.24		$6.53		$4.44	$7.36

Income (loss) from investment operations:
Net investment income (loss)†	0.19		0.06		0.07		0.07	0.10
Net realized and unrealized gain (loss)	1.35		0.30		1.71		2.10	(2.92)

Total from investment operations	1.54		0.36		1.78		2.17	(2.82)

Less distributions to shareholders:
From net investment income	(0.17)		(0.09)		(0.07)		(0.08)	(0.10)

Total distributions	(0.17)		(0.09)		(0.07)		(0.08)	(0.10)

Net asset value, end of period	$9.88		$8.51		$8.24		$6.53	$4.44

Total Return(a)	18.32%		4.52%		27.43%		49.15%	(38.76)%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$9,793		$9,597		$13,060		$11,244	$13,119
Net expenses to average daily net assets	0.52	%(b)	0.46	%(b)(c)	0.46	%(b)	0.46%	0.46%
Net investment income (loss) to average daily net assets	2.16%		0.78%		1.02%		1.27%	1.46%
Portfolio turnover rate	79%		172%		106%		175%	73%
Fees and expenses reimbursed by the Manager to average daily net assets:	1.51%		1.38%		0.81%		0.65%	0.43%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.01		$0.08		$0.00	(d)	$0.02	$0.02
(a)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares.
(b)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(c)	The net expense ratio does not include the effect of expense reductions (Note 2).
(d)	Purchase premiums and redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	63

GMO Trust Funds

Notes to Financial Statements

February 28, 2013

1.	Organization

Each of GMO Quality Fund, Real Estate Fund, U.S. Core Equity Fund, U.S. Flexible Equities Fund (commenced operations on July 20, 2012), U.S. Growth Fund, U.S. Intrinsic Value Fund, and U.S. Small/Mid Cap Fund (each a “Fund” and collectively the “Funds”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (Funds) and to subdivide Funds into classes. The Funds are advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”).

For cash management purposes, the Funds may invest in GMO U.S. Treasury Fund and unaffiliated money market funds. The Funds may also invest in other GMO Funds (“underlying funds”).

The following table provides information about the Funds’ principal investment objectives and benchmarks (if any):

Fund Name	Benchmark	Principal Investment Objective
Quality Fund	Not Applicable	Total return
Real Estate Fund	MSCI U.S. REIT Index	High total return
U.S. Core Equity Fund	S&P 500 Index	High total return
U.S. Flexible Equities Fund	Russell 3000 Index	Total return in excess of benchmark
U.S. Growth Fund	Russell 1000 Growth Index	Long-term capital growth
U.S. Intrinsic Value Fund	Russell 1000 Value Index	Long-term capital growth
U.S. Small/Mid Cap Fund	Russell 2500 Index	Long-term capital growth

U.S. Flexible Equities Fund currently limits subscriptions.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Funds in preparing these financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Funds are maintained in U.S. Dollars.

Portfolio valuation

Exchange-traded securities (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. Unlisted securities (including debt instruments) for which market quotations are readily available are valued at the most recent quoted price. In the case of non-emerging market debt instruments with a remaining maturity of sixty days or less, the instrument may be valued at amortized cost which approximates market value, if the issuer is deemed to present minimal credit risk. Shares of open-end registered investment companies are valued at their most recent net asset value. If quotations are not readily available or circumstances make an existing valuation methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in pricing, and in particular fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See the table below for information about securities and derivatives, if any, that were fair valued using methods determined in good faith by or at the direction of the Trustees. The Funds classify such securities as Level 3 (levels defined below). For the year ended February 28, 2013, the Funds did not reduce the value of any of their over-the-counter (“OTC”) derivatives contracts, if any, based on the creditworthiness of their counterparties. See Note 4 “Derivative financial instruments” for a further discussion on valuation of derivatives.

The foregoing pricing methodologies are modified for equity securities listed on foreign exchanges and that trade in securities markets that are closed prior to the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE). In those cases,

64

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

the value will generally be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close. The table below shows the percentage of the net assets of the Funds that were valued using fair value inputs obtained from that independent pricing service as of February 28, 2013. These securities listed on foreign exchanges (including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE)) are classified as being valued using Level 2 inputs (levels defined below) in the table below.

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security. If an updated quote for a security is not available by the time that the Funds calculate their net asset value on any business day, the Funds will generally use a quoted price from a prior day to value that security.

As discussed above, certain of the Funds invest in securities and/or derivatives which may have been fair valued using methods determined in good faith by or at the direction of the Trustees or using fair value inputs obtained from an independent pricing service. The net aggregate direct and/or indirect exposure to these valuation methodologies (based on each Fund’s net assets) as of February 28, 2013 is as follows:

Securities

Fund Name	Fair valued using inputs obtained from an independent pricing service
Quality Fund	19.0%
Real Estate Fund	—
U.S. Core Equity Fund	—
U.S. Flexible Equities Fund	6.4%
U.S. Growth Fund	—
U.S. Intrinsic Value Fund	—
U.S. Small/Mid Cap Fund	—

U.S. GAAP requires the Funds to disclose the fair value of their investments in a three-level hierarchy (Levels 1, 2, and 3). The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Funds’ investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the fair value hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between levels.

U.S. GAAP requires additional disclosures about fair value measurements for material Level 3 securities and derivatives, if any (being determined by each category of asset or liability as compared to a Fund’s total net assets separately identified in the “Valuation Inputs” table below). On both February 28, 2013 and February 29, 2012, none of the Funds held securities or derivative financial instruments directly whose fair value was categorized using Level 3 inputs.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities, certain U.S. government obligations with a remaining maturity of greater than 60 days, derivatives actively traded on a national securities exchange (such as some futures and options), and shares of open-end mutual funds (even if their investments are valued using Level 2 or Level 3 inputs).

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

The types of assets and liabilities categorized in Level 2 generally include debt securities such as U.S. government securities with a remaining maturity of less than 60 days valued at amortized cost; OTC derivatives such as swaps, options, swaptions, and forward foreign currency

65

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

exchange contracts valued using industry standard models; certain restricted securities valued at the most recent available market or quoted price; and certain foreign equity securities that are adjusted based on inputs from an independent pricing service approved by the Trustees, including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE) to reflect estimated valuation changes through the NYSE close.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

The following is a summary of the respective levels assigned to the Funds’ direct securities and derivatives, if any, as of February 28, 2013:

Valuation Inputs as of February 28, 2013

Description	Level 1	Level 2	Level 3	Total
Quality Fund
Asset Valuation Inputs
Common Stocks
Australia	$—	$5,565,252	$—	$5,565,252
Belgium	—	72,844,424	—	72,844,424
Denmark	—	36,839,296	—	36,839,296
France	—	279,621,826	—	279,621,826
Germany	—	107,284,297	—	107,284,297
Japan	—	462,304,151	—	462,304,151
Netherlands	—	190,302,064	—	190,302,064
Switzerland	—	612,710,962	—	612,710,962
United Kingdom	—	776,024,677	—	776,024,677
United States	10,615,944,269	—	—	10,615,944,269

TOTAL COMMON STOCKS	10,615,944,269	2,543,496,949	—	13,159,441,218

Mutual Funds	129,198,867	—	—	129,198,867
Short-Term Investments	26,333,151	—	—	26,333,151

Total Investments	10,771,476,287	2,543,496,949	—	13,314,973,236

Total	$10,771,476,287	$2,543,496,949	$—	$13,314,973,236

Real Estate Fund
Asset Valuation Inputs
Common Stocks (Real Estate Investment Trusts)	$11,648,086	$—	$—	$11,648,086
Short-Term Investments	263,557	—	—	263,557

Total Investments	11,911,643	—	—	11,911,643

Total	$11,911,643	$—	$—	$11,911,643

U.S. Core Equity Fund
Asset Valuation Inputs
Common Stocks	$1,439,773,905	$—	$—	$1,439,773,905
Mutual Funds	23,294,000	—	—	23,294,000
Short-Term Investments	17,839,029	—	—	17,839,029

Total Investments	1,480,906,934	—	—	1,480,906,934

Total	$1,480,906,934	$—	$—	$1,480,906,934

66

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

Description	Level 1	Level 2	Level 3	Total
U.S. Flexible Equities Fund
Asset Valuation Inputs
Common Stocks
France	$—	$115,240,273	$—	$115,240,273
Switzerland	—	183,000,967	—	183,000,967
United Kingdom	—	162,957,252	—	162,957,252
United States	6,558,697,753	—	—	6,558,697,753

TOTAL COMMON STOCKS	6,558,697,753	461,198,492	—	7,019,896,245

Mutual Funds	58,187,959	—	—	58,187,959
Short-Term Investments	97,875,317	—	—	97,875,317

Total Investments	6,714,761,029	461,198,492	—	7,175,959,521

Total	$6,714,761,029	$461,198,492	$—	$7,175,959,521

U.S. Growth Fund
Asset Valuation Inputs
Common Stocks	$2,202,868	$—	$—	$2,202,868
Mutual Funds	40,973	—	—	40,973
Short-Term Investments	20,512	—	—	20,512

Total Investments	2,264,353	—	—	2,264,353

Total	$2,264,353	$—	$—	$2,264,353

U.S. Intrinsic Value Fund
Asset Valuation Inputs
Common Stocks	$10,518,729	$—	$—	$10,518,729
Mutual Funds	83,995	—	—	83,995
Rights/Warrants	2,946	—	—	2,946
Short-Term Investments	90,774	—	—	90,774

Total Investments	10,696,444	—	—	10,696,444

Total	$10,696,444	$—	$—	$10,696,444

U.S. Small/Mid Cap Fund
Asset Valuation Inputs
Common Stocks	$9,633,499	$—	$—	$9,633,499
Mutual Funds	14,998	—	—	14,998
Short-Term Investments	186,123	—	—	186,123

Total Investments	9,834,620	—	—	9,834,620

Total	$9,834,620	$—	$—	$9,834,620

All of the Funds’ common stocks except for Quality Fund and U.S. Flexible Equities Fund held at year end are classified as Level 1. The classifications for Quality Fund and U.S. Flexible Equities Fund are shown in the tables above. Please refer to the Schedule of Investments for a more detailed categorization of common stocks.

The underlying funds held at year end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ Notes to Financial Statements.

For all Funds for the year ended February 28, 2013, there were no material transfers between Level 1 and Level 2.

Cash

Cash and Foreign Currency, if any, on the Statements of Assets and Liabilities, consists of cash balances held with the custodian.

67

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

Due to/from broker

Due to/from broker in the Statements of Assets and Liabilities includes collateral on swap agreements, futures contracts, option contracts and forward currency contracts, if any.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. Dollars at the close of regular trading on the NYSE, generally at 4:00 pm Boston time. Income and expenses denominated in foreign currencies are typically translated into U.S. Dollars at the close of regular trading on the NYSE. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Taxes and distributions

Each Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Each Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, each Fund makes no provision for U.S. federal income or excise taxes. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country’s tax treaty with the United States. The foreign withholding rates applicable to a Fund’s investments in certain jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders.

Each Fund’s policy is to declare and pay distributions of its net investment income, if any, semi-annually. Each Fund also intends to distribute net realized short-term and long-term capital gains, if any, at least annually. Typically, distributions are reinvested in additional shares of each Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by each Fund on the ex-dividend date.

Foreign taxes paid by each Fund may be treated, to the extent permissible under the Code and if that Fund so elects, as if paid by U.S. shareholders of that Fund.

Each Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. Taxes related to capital gains realized during the year ended February 28, 2013, if any, are reflected as part of Net realized gain (loss) in the Statements of Operations. Changes in tax liabilities related to capital gain taxes on unrealized investment gains, if any, are reflected as part of Change in net unrealized appreciation (depreciation) in the Statements of Operations. Transaction-based charges are generally calculated as a percentage of the transaction amount.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will likely reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

68

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

U.S. GAAP and tax accounting differences for each Fund primarily relate to reasons described in the following table:

Differences related to:	Quality Fund	Real Estate Fund	U.S. Core Equity Fund	U.S. Flexible Equities Fund	U.S. Growth Fund	U.S. Intrinsic Value Fund	U.S. Small/Mid Cap Fund
Capital loss carry forwards		X	X		X	X	X
Derivative contract transactions			X
Distribution character reclassifications					X
Dividend income and withholding tax reclaim reserves	X
Litigation proceeds received					X
Losses on wash sale transactions	X	X	X	X	X	X	X
Post-October capital losses			X			X
Real estate investment trust transactions		X
Redemption in-kind transactions	X
Subscription in-kind transactions				X

U.S. Flexible Equities Fund’s initial holdings consisted of securities contributed to it by Quality Fund, another series of the Trust. The aggregate value of these securities significantly exceeded their aggregate tax basis. As a result, absent offsetting losses, if any, U.S. Flexible Equities Fund will likely make material capital gain distributions (both long-term and short-term) during the early years of its operations. Such distributions will generally be taxable to shareholders, as either ordinary income or long-term capital gains, to the extent U.S. Flexible Equities Fund’s shares are held in a taxable account.

69

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

The tax character of distributions declared to shareholders is as follows:

	Tax year ended February 28, 2013			Tax year ended February 29, 2012

Fund Name	Ordinary Income (Including any net short-term capital gain) ($)	Net Long-Term Capital Gain ($)	Total Distributions ($)	Ordinary Income (Including any net short-term capital gain) ($)	Net Long-Term Capital Gain ($)	Total Distributions ($)
Quality Fund	439,828,251	1,167,054,261	1,606,882,512	334,682,521	—	334,682,521
Real Estate Fund	363,749	—	363,749	272,629	—	272,629
U.S. Core Equity Fund	30,308,605	—	30,308,605	29,711,408	—	29,711,408
U.S. Flexible Equities Fund	113,142,806	183,066,119	296,208,925
U.S. Growth Fund	79,435	402,009	481,444	36,354	—	36,354
U.S. Intrinsic Value Fund	233,283	—	233,283	151,845	—	151,845
U.S. Small/Mid Cap Fund	168,939	—	168,939	89,845	—	89,845

Distributions in excess of tax basis earnings and profits, if significant, are reported in the Funds’ financial statements as a return of capital.

As of February 28, 2013, the components of distributable earnings on a tax basis and other tax attributes for each Fund consisted of the following:

Fund Name	Undistributed ordinary income (including any net short-term capital gain) ($)	Undistributed Net Long-Term Capital Gain ($)	Late-Year Ordinary Loss Deferral ($)	Capital loss carryforwards ($)	Post- October Capital Losses ($)
Quality Fund	50,167,983	171,492,795	—	—	—
Real Estate Fund	63,158	—	—	(3,294,840)	—
U.S. Core Equity Fund	4,883,039	—	—	(488,201,634)	—
U.S. Flexible Equities Fund	21,579,224	89,278,707	—	—	—
U.S. Growth Fund	1,011	9,684	—	(456,835)	—
U.S. Intrinsic Value Fund	19,272	—	—	(1,543,552)	(6,102)
U.S. Small/Mid Cap Fund	29,997	—	—	(1,651,958)	—

As of February 28, 2013, the Funds listed below had capital loss carryforwards available to offset future realized gains, if any, to the extent permitted by the Code. Net capital losses recognized in taxable years beginning on or after March 1, 2011 are carried forward without expiration and generally retain their short-term and/or long-term tax character, as applicable. In addition, such losses should be utilized prior to losses scheduled to expire on or before February 28, 2019. As a result of this ordering rule, losses that are subject to expiration may expire unused.

70

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

Utilization of the capital loss carryforwards, post-October capital losses, and losses realized subsequent to February 28, 2013, if any, could be subject to further limitations imposed by the Code related to share ownership activity. The Funds’ capital loss carryforwards are as follows:

	Short-Term ($)				Total Short-Term ($)	Long- Term ($)
Fund Name	Expiration Date 2/28/2017	Expiration Date 2/28/2018	Expiration Date 2/28/2019	No Expiration Date		No Expiration Date
Real Estate Fund	—	(943,303)	(2,351,537)	—	(3,294,840)	—
U.S. Core Equity Fund	—	(488,201,634)	—	—	(488,201,634)	—
U.S. Growth Fund	(365,468)	(91,367)	—	—	(456,835)	—
U.S. Intrinsic Value Fund	(1,208,022)	(290,942)	(44,588)	—	(1,543,552)	—
U.S. Small/Mid Cap Fund	(1,065,118)	(586,840)	—	—	(1,651,958)	—

As of February 28, 2013, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in the value of investments were as follows:

Fund Name	Aggregate Cost ($)	Gross Unrealized Appreciation ($)	Gross Unrealized (Depreciation) ($)	Net Unrealized Appreciation (Depreciation) ($)
Quality Fund	11,231,129,603	2,225,955,430	(142,111,797)	2,083,843,633
Real Estate Fund	8,958,027	3,012,080	(58,464)	2,953,616
U.S. Core Equity Fund	1,331,855,750	168,620,308	(19,569,124)	149,051,184
U.S. Flexible Equities Fund	6,053,252,881	1,201,394,124	(78,687,484)	1,122,706,640
U.S. Growth Fund	1,953,027	343,878	(32,552)	311,326
U.S. Intrinsic Value Fund	9,027,601	1,760,670	(91,827)	1,668,843
U.S. Small/Mid Cap Fund	8,451,000	1,616,614	(232,994)	1,383,620

The Funds are subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. United States and non-U.S. tax rules (including the interpretation and application of tax laws) are subject to change. The Funds file tax returns and/or adopt certain tax positions in various jurisdictions. Non-U.S. taxes are provided for based on the Funds’ understanding of the prevailing tax rules of the non-U.S. markets in which they invest. Recently enacted tax rules, including interpretations of tax laws (e.g., regulations pertaining to the U.S. Foreign Account Tax Compliance Act) and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Funds and their investors are taxed prospectively and/or retroactively. Prior to the expiration of the relevant statutes of limitations, if any, the Funds are subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns they have filed and the tax positions they have adopted. The Funds’ U.S. federal income tax returns are generally subject to examination by the Internal Revenue Service for a period of three years after they are filed. State, local and/or non-U.S. tax returns and/or other filings may be subject to examination for different periods, depending upon the tax rules of each applicable jurisdiction.

Security transactions and related investment income

Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Funds’ policy is that security transactions are generally accounted for on the following business day. The Manager may override that policy and a Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when a Fund is informed of the ex-dividend date. Income dividends and capital gain distributions from the underlying funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Funds use the identified cost basis.

71

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

Expenses

Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses and realized and unrealized gains and losses are allocated among the classes of shares of the Funds, if applicable, based on the relative net assets of each class. Shareholder service fees, 12b-1 and administration fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. In addition, the Funds may incur fees and expenses indirectly as a shareholder in the underlying funds (See Note 5).

State Street Bank and Trust Company (“State Street”) serves as the Funds’ custodian, fund accounting agent and transfer agent. Prior to December 31, 2012, State Street’s fees may have been reduced by an earnings allowance calculated on the average daily cash balances each Fund maintains with State Street. Prior to December 31, 2012, each Fund received the benefit of any earnings allowance. Earnings allowances received prior to December 31, 2012 are reported as a reduction of expenses in the Statements of Operations. Effective January 1, 2013, any cash balances maintained at State Street are held in a Demand Deposit Account and interest income earned, if any, is shown as interest income in the Statements of Operations.

Purchases and redemptions of Fund shares

Purchase premiums and redemption fees (if applicable) are paid to and retained by a Fund to help offset estimated portfolio transaction costs and other related costs (e.g., bid to ask spreads, stamp duties and transfer fees) incurred by the Fund (directly or indirectly through investments in underlying funds) as a result of the purchase or redemption by allocating estimated transaction costs to the purchasing or redeeming shareholder. Such fees are recorded as a component of the Funds’ net share transactions. A Fund may impose a new purchase premium and/or redemption fee or modify an existing fee at any time.

Purchase premiums are not charged on reinvestments of distributions. Redemption fees apply to all shares of a Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions). If the Manager determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, it ordinarily will waive or reduce the purchase premium or redemption fee with respect to that portion. The Manager also may waive or reduce the purchase premium or redemption fee relating to a cash purchase or redemption of a Fund’s shares if the Fund will not incur transaction costs or will incur reduced transaction costs.

The Manager will waive or reduce the purchase premium when securities are used to purchase a Fund’s shares except to the extent that the Fund incurs transaction costs (e.g., stamp duties or transfer fees) in connection with its acquisition of those securities. The Funds may waive or reduce redemption fees when they use portfolio securities to redeem their shares. However, when a substantial portion of a Fund is being redeemed in-kind, the Fund may nonetheless charge a redemption fee equal to known or estimated costs.

Purchase premiums or redemption fees generally will not be waived for purchases and redemptions of Fund shares executed through brokers or agents, including, without limitation, intermediary platforms that are allowed pursuant to agreements with the Trust to transmit orders for purchases and redemptions the day after those orders are received.

As of February 28, 2013, the premium on cash purchases and the fee on cash redemptions were as follows:

	Quality Fund	Real Estate Fund	U.S. Core Equity Fund	U.S. Flexible Equities Fund	U.S. Growth Fund	U.S. Intrinsic Value Fund	U.S. Small/Mid Cap Fund[1]
Purchase Premium	—	—	—	—	—	—	0.30%
Redemption Fee	—	—	—	—	—	—	0.30%

[1]	Prior to June 30, 2012, the premium on cash purchases and the fee on cash redemptions of fund shares were each 0.50% of the amount invested or redeemed.

Recently-issued accounting guidance

In December 2011, the Financial Accounting Standards Board issued “Disclosures about Offsetting Assets and Liabilities”. The pronouncement creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments

72

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

that are either offset in the Statements of Assets and Liabilities or subject to enforceable master netting arrangements or similar agreements. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. The Manager is currently evaluating the application of the pronouncement and its impact, if any, on the Funds’ financial statements.

3.	Investment and other risks

The following chart identifies selected risks associated with each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times:

	Quality Fund	Real Estate Fund	U.S. Core Equity Fund	U.S. Flexible Equities Fund	U.S. Growth Fund	U.S. Intrinsic Value Fund	U.S. Small/Mid Cap Fund
Market Risk – Equity Securities Risk	X	X	X	X	X	X	X
Market Risk – Fixed Income Investments Risk		X
Market Risk – Asset-Backed Securities Risk		X
Credit Risk		X
Liquidity Risk		X					X
Smaller Company Risk		X	X		X	X	X
Derivatives Risk	X	X	X	X	X	X	X
Non-U.S. Investment Risk	X			X
Currency Risk	X			X
Focused Investment Risk	X	X	X	X	X	X	X
Real Estate Risk		X
Leveraging Risk	X	X	X	X	X	X	X
Counterparty Risk	X	X	X	X	X	X	X
Market Disruption and Geopolitical Risk	X	X	X	X	X	X	X
Large Shareholder Risk	X	X	X	X	X	X	X
Management and Operational Risk	X	X	X	X	X	X	X
Fund of Funds Risk				X
Non-Diversified Funds	X	X		X	X	X

Investing in mutual funds involves many risks. The risks of investing in a particular Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Funds. Funds could be subject to additional risks because of the types of investments they make and market conditions, which may change over time.

Each Fund that invests in other GMO Funds and other investment companies is exposed to the risks to which the underlying funds in which it invests are exposed. Therefore, unless otherwise noted, the selected risks summarized below include both direct and indirect risks, and, references in this section to investments made by a Fund include those made both directly by the Fund and indirectly by the Fund through other GMO Funds and other investment companies.

An investment in a Fund is not a bank deposit and, therefore, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

73

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

• MARKET RISK. All of the Funds are subject to market risk, which is the risk that the market value of their holdings will decline. Market risks include:

Equity Securities Risk — Funds with equity investments run the risk that the market prices of those investments will decline. The market price of an equity investment may decline for reasons that directly relate to the issuing company, such as poor management performance or reduced demand for its goods or services. It also may decline due to factors that affect a particular industry, such as a decline in demand, labor or raw material shortages or increased production costs. In addition, market prices may decline as a result of general market conditions not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. Equity investments generally have significant price volatility and the market price of equity investments can decline in a rapid or unpredictable manner.

The Funds invest a substantial portion of their assets in equities and, as a result, declines in stock market prices generally are likely to reduce the net asset values of those Funds’ shares.

If a Fund purchases equity investments at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not appreciate to or will decline from that value for a variety of reasons, one of which may be the Manager’s overestimation of the value of those investments.

Equity investments trading at high multiples of current earnings often are more sensitive to changes in future earnings expectations than those of other securities.

Fixed Income Investments Risk — Funds that invest in fixed income securities (including bonds, notes, bills, synthetic debt instruments and asset-backed securities) are subject to various market risks. The market price of a fixed income investment can decline due to a number of market-related factors, including rising (or, in some limited cases, declining) interest rates and widening credit spreads, or decreased liquidity that reflect the market’s uncertainty about the value of a fixed income investment (or class of fixed income investments). In addition, the market price of fixed income investments with complex structures, such as asset-backed securities and sovereign and quasi-sovereign debt instruments, can decline due to market uncertainty about their credit quality and the reliability of their payment streams. During periods of economic uncertainty and change, the market price of a Fund’s investments in below investment grade securities (commonly referred to as “junk bonds”) may be particularly volatile. Often junk bonds are subject to greater sensitivity to interest rate and economic changes than higher rated bonds and can be more difficult to value, resulting in differences between the prices realized on their sale and the value at which they are carried on the books of a Fund. See “Credit Risk” and “Liquidity Risk” below for more information about these risks.

A risk run by each Fund with a significant investment in fixed income securities is that an increase (or, in some limited cases, a decrease) in prevailing interest rates will cause the market price of those securities to decline. The risk associated with such changes in interest rates (also called “interest rate risk”) is generally greater for Funds investing in fixed income securities with longer durations and in some cases duration can increase.

The extent to which a fixed income security’s price changes with changes in interest rates is referred to as interest rate duration, which can be measured mathematically or empirically. A longer-maturity investment generally has longer interest rate duration because the investment’s fixed rate is locked in for a longer period of time. Floating-rate or adjustable-rate securities, however, generally have shorter interest rate durations because their interest rates are not fixed but rather float up and down as interest rates change. Conversely, inverse floating-rate securities have durations that move in the opposite direction from short-term interest rates and thus tend to underperform fixed rate securities when interest rates rise but outperform them when interest rates decline. Fixed income securities paying no interest, such as zero coupon and principal-only securities, create additional interest rate risk.

The price of inflation-indexed bonds (including Inflation-Protected Securities issued by the U.S. Treasury (“TIPS”)) normally changes when real interest rates change. Their value typically will decline during periods of rising real interest rates (i.e., nominal interest rate minus inflation) and increase during periods of declining real interest rates. Real interest rates may not fluctuate in the same manner as nominal interest rates. In some interest rate environments, such as when real interest rates are rising faster than nominal interest rates, the price of inflation-indexed bonds may decline more than the price of non-inflation-indexed (or nominal) fixed income bonds with similar maturities. The price of a Fund’s inflation-indexed bonds, however, will not necessarily change in the same proportion as changes in nominal interest rates, and short term increases in inflation may lead to a decline in their price. Moreover, if the index measuring inflation falls, the principal value of inflation-indexed bond investments will be adjusted downward, and, consequently, the interest they pay (calculated with respect to a smaller principal amount) will be reduced. In the case of TIPS, the U.S. government guarantees the repayment of the original bond principal upon maturity (as adjusted for inflation). Generally, when interest rates on short term U.S. Treasury obligations equal or approach zero, a Fund that invests a substantial portion of its assets in U.S. Treasury obligations, such as U.S. Treasury Fund, will have a negative return unless the Manager waives or reduces its management fees.

74

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

Market risk for fixed income securities denominated in non-U.S. currencies is also affected by currency risk. See “Currency Risk” below.

Asset-Backed Securities Risk — Investments in asset-backed securities not only are subject to all of the market risks described above for fixed income securities but to other market risks as well.

Funds investing in asset-backed securities are exposed to the risk that these securities experience severe credit downgrades, illiquidity, defaults, and declines in market value. These risks are particularly acute during periods of adverse market conditions, such as those that occurred in 2008. Asset-backed securities may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, and credit-card receivables. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers.

As described under “Market Risk — Fixed Income Investments Risk” above, the market price of fixed income investments with complex structures, such as asset-backed securities, can decline due to a number of factors, including market uncertainty about their credit quality and the reliability of their payment streams. Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flow generated by the assets backing the securities, as well as the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support and the credit quality of the credit-support provider, if any, and the reliability of various other service providers with access to the payment stream. A problem in any one of these areas can lead to a decrease in the payment stream expected by a Fund at the time it purchased the asset-backed security. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds whatever credit support the securities may have. Asset-backed securities backed by sub-prime mortgage loans, in particular, may cause a Fund to suffer significantly greater declines in value due to defaults, as sub-prime mortgage loans are typically made to less creditworthy borrowers and thus have a higher risk of default than conventional mortgage loans. The obligations of issuers (and obligors of asset-backed securities) also are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. See “Credit Risk” below for more information about credit risk.

With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the market prices of asset-backed and other fixed income securities. These conditions may occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.

The market price of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as was provided by the asset-backed security.

In addition, the existence of insurance on an asset-backed security does not guarantee that the principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.

The risk of investing in asset-backed securities has increased since the deterioration in worldwide economic and liquidity conditions referred to above because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated. See “Focused Investment Risk” below for more information about risks of investing in correlated sectors. A single financial institution may serve as a trustee for many asset-backed securities. As a result, a disruption in that institution’s business may have a material impact on many investments.

• CREDIT RISK. This is the risk that the issuer or guarantor of a fixed income investment will be unable or unwilling to satisfy its obligation to pay principal and interest or otherwise to honor its obligations in a timely manner. The market price of a fixed income investment will normally decline as a result of the issuer’s or guarantor’s failure to meet its payment obligations or the downgrading of its credit rating. This risk is particularly acute in environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

75

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

All fixed income securities are subject to credit risk. Financial strength and solvency of an issuer are the primary factors influencing credit risk. The risk varies depending upon whether the issuer is a corporation or U.S. or non-U.S. government (or sub-division or instrumentality) and whether the particular security has a priority over other obligations of the issuer in payment of principal and interest and whether it has any collateral backing or credit enhancement. Credit risk may change over the life of a fixed income security. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation, or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”), and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by Congressional appropriations and their fixed income securities, including mortgage-backed and other asset-backed securities, are neither guaranteed nor insured by the U.S. government. These securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). Investments in sovereign debt involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. A governmental entity’s willingness or ability to pay interest and repay principal in a timely manner may be affected by a variety of factors, including its cash flow, the size of its reserves, its access to foreign exchange, the relative size of its debt service burden to its economy as a whole, and political constraints. Investments in quasi-sovereign issuers are subject to the additional risk that the issuer may default independently of its sovereign. Sovereign debt risk is greater for emerging market securities.

In some cases, the credit risk of a fixed income security is reflected in its credit ratings, and a Fund holding such a security is subject to the risk that its rating will be downgraded.

As described under “Market Risk — Asset-Backed Securities Risk” above, asset-backed securities may be backed by many types of assets and their payment of interest and repayment of principal largely depend on the cash flows generated by the assets backing them. The credit risk of a particular asset-backed security depends on many factors, as described in “Market Risk — Asset-Backed Securities Risk” above.

The obligations of issuers also are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. A Fund also is exposed to credit risk on a reference security to the extent it writes protection under credit default swaps. See “Derivatives Risk” below for more information regarding risks associated with the use of credit default swaps.

The extent to which the price of a fixed income security changes in response to a credit event depends on a number of factors and can be difficult to predict. For example, floating rate securities may have final maturities of ten or more years, but their effective durations will tend to be very short. If the issuer of floating rate securities experiences an adverse credit event, or a change occurs in its perceived creditworthiness, the price of its securities could decline much more than would be predicted by the change in their yield in relation to their effective duration.

Credit risk is particularly pronounced for below investment grade securities (commonly referred to as “junk bonds”). The sovereign debt of many non-U.S. governments, including their sub-divisions and instrumentalities, is below investment grade. Many asset-backed securities also are below investment grade. Below investment grade securities have speculative characteristics, often are less liquid than higher quality securities, present a greater risk of default and are more susceptible to real or perceived adverse industry conditions. In the event of default of sovereign debt, the Funds may be unable to pursue legal action against the sovereign issuer.

• LIQUIDITY RISK. Liquidity risk is the risk that low trading volume, lack of a market maker, large position size or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits or prevents a Fund from selling particular securities or unwinding derivative positions at desirable prices. A Fund is also exposed to liquidity risk when it has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements, writing a put, or closing a short position). All of the Funds are subject to liquidity risk to some extent but those with the greatest risk have principal investment strategies that involve investment in asset-backed securities, emerging country debt securities, securities of companies with smaller market capitalizations or smaller total float-adjusted market capitalizations and emerging market securities. These types of investments can be difficult to value, resulting in differences between the price at which they are sold and the value at which they are carried on the books of a Fund. In addition, Inflation-Protected Securities issued by the U.S. Treasury (“TIPS”) have exhibited periods of greatly reduced liquidity when disruptions in fixed income markets have occurred, such as the events surrounding the bankruptcy of Lehman Brothers in 2008. Less liquid securities are more susceptible than other securities to price declines when markets decline generally.

All of the Funds with benchmarks may buy securities that are less liquid than those in their benchmarks.

• SMALLER COMPANY RISK. Companies with smaller market capitalizations, including small- and mid-cap companies, may have limited product lines, markets, or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. In addition, their securities often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more than the securities of companies with larger market capitalizations. In addition, market risk and liquidity risk are particularly pronounced for securities of these companies.

76

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

• DERIVATIVES RISK. All of the Funds may invest in derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates or indices. Derivatives include futures, non-U.S. currency contracts, swap agreements, reverse repurchase agreements and OTC contracts. Derivatives may relate to securities, interest rates, currencies or currency exchange rates, inflation rates, commodities and indices.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. In particular, a Fund’s use of OTC derivatives exposes it to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations. An OTC derivatives contract typically can be closed only with the consent of other party to the contract. If the counterparty defaults, the Fund will have contractual remedies but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund, and if it does, the Fund may decide not to pursue its claims against the counterparty to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts, or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

A Fund may invest in derivatives that (i) do not require the counterparty to post collateral (e.g., forward currency contracts), (ii) require collateral but that do not provide for the Fund’s security interest in it to be perfected, (iii) require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or (iv) do not require that collateral be regularly marked-to-market. When a counterparty’s obligations are not fully secured by collateral, a Fund runs the risk of having limited recourse if the counterparty defaults. Even when obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. The Funds may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Funds. Derivatives risk is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. In addition, during those periods, a Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Derivatives also present other risks described in this section, including market risk, liquidity risk, currency risk, credit risk and counterparty risk. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used may not produce valuations that are consistent with the values a Fund realizes when it closes or sells an OTC derivative. Valuation risk is more pronounced when a Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of a Fund’s net asset value. Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates or indices they are designed to track.

A Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of a Fund, the Funds will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce a Fund’s risk exposures, potentially resulting in losses for the Fund.

When a Fund uses credit default swaps to obtain synthetic long exposure to a fixed income security such as a debt instrument or index of debt instruments, the Fund is exposed to the risk that it will be required to pay the full notional value of the swap agreement in the event of a default.

Swap agreements and other OTC derivatives are highly susceptible to liquidity risk (see “Liquidity Risk” above) and counterparty risk (see “Counterparty Risk” below), and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself.

The U.S. government recently enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. Because the legislation leaves much to rule making (and many of the rules are not yet final), its ultimate impact remains unclear.

Some types of interest rate swaps and credit default index swaps on North American and European indices that may be used by the Funds will be required to be cleared. In a cleared derivatives transaction, a Fund’s counterparty to the transaction is a central derivatives clearing organization, or clearing house (such as CME Clearing, ICE Clearing or LCH.Clearnet), rather than a bank or broker. Since the Funds are not members of clearing houses, and only members of a clearing house can participate directly in the clearing house, the Funds will hold cleared derivatives transactions through accounts at clearing members, who are futures commission merchants that are members of the clearing houses. The Funds will make and receive payments owed under cleared derivatives transactions (including margin payments) through their accounts at clearing members. A Fund’s clearing members guarantee the Fund’s performance of its obligations to the clearing house. In contrast to bilateral derivatives

77

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

transactions, following a period of advance notice to the Fund, clearing members can generally require termination of existing cleared derivatives transactions at any time and increases in the amount of margin required to be provided by a Fund to the clearing member for any cleared derivatives transaction above the amount of margin that was required at the beginning of the transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions and to terminate transactions. Any such termination or increases could interfere with the ability of a Fund to pursue its investment strategy. Also, the Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or which the Manager expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the trade. In addition, new regulations could, among other things, restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund or increasing margin or capital requirements.

• NON-U.S. INVESTMENT RISK. Funds that invest in non-U.S. securities are subject to additional and more varied risks than Funds whose investments are limited to U.S. securities. The securities markets of many non-U.S. countries include securities of only a limited number of companies in a limited number of industries. As a result, the market prices of many of those securities fluctuate more than those of U.S. securities. In addition, issuers of non-U.S. securities often are not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, custody and auditing standards of non-U.S. countries differ, in some cases significantly, from U.S. standards. Non-U.S. portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs. A Fund may be subject to non-U.S. taxation, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends or interest it receives on non-U.S. investments, (ii) transactions in those investments and (iii) the repatriation of proceeds generated from the sale of those investments. Transaction-based charges are generally calculated as a percentage of the transaction amount. In addition, some jurisdictions may limit the Fund’s ability to profit from short term trading (as defined in the relevant jurisdiction).

Also, investing in non-U.S. securities exposes a Fund to the risk of nationalization, expropriation or confiscatory taxation of assets of their issuers, adverse changes in investment regulations, capital requirements or exchange controls (which may include suspension of the ability to transfer currency from a country), and adverse political and diplomatic developments.

In some non-U.S. markets, custody arrangements for securities provide significantly less protection than custody arrangements in U.S. markets, and prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose a Fund to credit and other risks it does not have in the U.S. with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Fluctuations in non-U.S. currency exchange rates also will affect the market value of a Fund’s non-U.S. investments (see “Currency Risk” below).

U.S. investors are required to maintain a license to invest directly in many non-U.S. markets. These licenses are often subject to limitations, including maximum investment amounts. Once a license is obtained, a Fund’s ability to continue to invest directly is subject to the risk that the license will be terminated or suspended. If a license is terminated or suspended, to obtain exposure to the market the Fund will be required to purchase American Depositary Receipts, Global Depositary Receipts, shares of other funds that are licensed to invest directly, or derivative instruments. The receipt of a non-U.S. license by one of the Manager’s clients may preclude other clients, including a Fund, from obtaining a similar license, and this could limit the Fund’s investment opportunities. In addition, the activities of another of the Manager’s clients could cause the suspension or revocation of a license and thereby limit the Funds’ investment opportunities.

Funds that invest a significant portion of their assets in securities of issuers tied economically to emerging countries (or investments related to emerging markets) are subject to greater non-U.S. investment risk than Funds investing primarily in more developed non-U.S. countries (or markets). The risks of investing in those securities include: greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war or natural disaster); increased risk of nationalization, expropriation, or other confiscation of assets of issuers of securities in a Fund’s portfolio; greater governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on non-U.S. investment, capital controls and limitations on repatriation of invested capital, dividends, interest and other income and on a Fund’s ability to exchange local currencies for U.S. Dollars; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); unavailability of currency hedging techniques; differences in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement; difficulties in obtaining and/or enforcing legal judgments; and significantly smaller market capitalizations of issuers.

• CURRENCY RISK. Currency risk is the risk that fluctuations in exchange rates will adversely affect the market value of a Fund’s investments. Currency risk includes the risk that the non-U.S. currencies in which a Fund’s investments are traded, in which a Fund receives income or in which a Fund has taken a position, will decline in value relative to the U.S. Dollar. Currency risk also includes the risk that the currency to which the Fund has obtained exposure through hedging declines in value relative to the currency being hedged, in which event, the Fund may realize a loss both on the hedging instrument and on the currency being hedged. Currency exchange rates can fluctuate significantly for many reasons, including changes in supply and demand in the currency exchange markets, trade balances, actual or perceived changes in interest rates,

78

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, intervention (or the failure to intervene) by governments, central banks or supranational agencies such as the International Monetary Fund, and currency or exchange controls or other political and economic developments in the U.S. or abroad. See “Market Disruption and Geopolitical Risk” below.

Many of the Funds use derivatives to take overweighted or underweighted currency positions relative to the currency exposure of their portfolios. As a result, their currency exposure may differ (in some cases significantly) from the currency exposure of their benchmarks. If the exchange rates of the currencies involved do not move as expected, a Fund could lose money both on its holdings of a particular currency and on the derivative. See also “Non-U.S. Investment Risk” above.

Some currencies are illiquid (e.g., some emerging country currencies), and a Fund may not be able to convert them into U.S. Dollars, in which case the Manager may decide to purchase U.S. Dollars in a parallel market in which the exchange rate is materially and adversely different. Exchange rates for many currencies (e.g., some emerging country currencies) are particularly affected by exchange control regulations.

Derivative transactions in non-U.S. currencies (such as futures, forwards, options and swaps) may involve leveraging risk in addition to currency risk, as described below under “Leveraging Risk.” In addition, the obligations of counterparties in currency derivative transactions are often not secured by collateral, which increases counterparty risk (see “Counterparty Risk” below).

• FOCUSED INVESTMENT RISK. Funds whose investments are focused in particular countries, regions, sectors, companies or industries with high positive correlations to one another (e.g., different industries within broad sectors, such as technology or financial services) are subject to greater overall risk than funds whose investments are more diversified. A Fund that invests in the securities of a limited number of issuers is particularly exposed to adverse developments affecting those issuers, and a decline in the market value of a particular security held by the Fund is likely to affect the Fund’s performance more than if the Fund invested in the securities of a larger number of issuers.

A Fund that focuses its investments in a particular type of security or sector, or in securities of companies in a particular industry, is vulnerable to events affecting those securities, sectors, or companies. Securities, sectors, or companies that share common characteristics are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political or other developments. See also “Real Estate Risk” below.

Similarly, Funds having a significant portion of their assets in investments tied economically to (or related to) a particular geographic region, non-U.S. country (e.g., Taiwan) or particular market (e.g., emerging markets) have more exposure to regional and country economic risks than funds making non-U.S. investments throughout the world. The political and economic prospects of one country or group of countries within the same geographic region may affect other countries in that region, and a recession, debt crisis or decline in currency valuation in one country can spread to other countries. Furthermore, companies in a particular geographic region or non-U.S. country are vulnerable to events affecting other companies located in that region or country because they often share common characteristics, are exposed to similar business risks and regulatory burdens, and react similarly to specific economic, market, political or other developments. See also “Non-U.S. Investment Risk” above.

• REAL ESTATE RISK. Because Real Estate Fund concentrates its assets in real estate-related investments, the value of its portfolio is subject to factors affecting the real estate industry and may fluctuate more than the value of a portfolio that consists of securities of companies in a broader range of industries. Factors affecting real estate values include the supply of real property in particular markets, overbuilding, changes in zoning laws, casualty or condemnation losses, delays in completion of construction, changes in real estate values, changes in operating costs and property taxes, levels of occupancy, adequacy of rent to cover operating costs, possible environmental liabilities, regulatory limitations on rent, fluctuations in rental income, increased competition and other risks related to local and regional market conditions. The value of real estate-related investments also may be affected by changes in interest rates, macroeconomic developments, and social and economic trends. For instance, during periods of declining interest rates, some mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may reduce the yield on securities issued by those REITs. Some REITs have relatively small market capitalizations, which can tend to increase the volatility of the market price of their securities. REITs are subject to the risk of fluctuations in income from underlying real estate assets, their inability to manage effectively the cash flows generated by those assets, prepayments and defaults by borrowers, and their failure to qualify for the special tax treatment granted to REITs under the Internal Revenue Code of 1986, as amended, or to maintain their exemption from investment company status under the 1940 Act.

• LEVERAGING RISK. The use of reverse repurchase agreements and other derivatives and securities lending creates leverage (i.e., a Fund’s investment exposures exceed its net asset value). Leverage increases the magnitude of a Fund’s losses when the value of its investments (including derivatives) declines. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A Fund’s use of reverse repurchase agreements also subjects it to interest cost based on the difference between the sale and repurchase price of the security involved. A Fund’s portfolio also will be leveraged if it borrows money to meet redemption requests or settle investment transactions or if it exercises its right to delay payment on a redemption.

79

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

A Fund may manage some of its derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, a Fund may perform as if it were leveraged.

• COUNTERPARTY RISK. Funds that enter into contracts with counterparties, such as repurchase or reverse repurchase agreements or other OTC derivatives contracts, or that lend their securities run the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. There is neither an explicit limit on the amount of exposure that a Fund may have with any one counterparty nor a requirement that counterparties maintain a specific rating by a nationally recognized rating organization in order to be considered for potential transactions. To the extent that GMO’s view with respect to a particular counterparty changes (whether due to external events or otherwise), existing transactions are not required to be terminated or modified. Additionally, new transactions may be entered into with a counterparty that is no longer considered eligible if the transaction is primarily designed to reduce the overall risk of potential exposure to that counterparty (for example, re-establishing the transaction with a lesser notional amount). Counterparty risk is pronounced during unusually adverse market conditions and is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

Participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets, and, therefore, OTC derivatives generally expose a Fund to greater counterparty risk than exchange-traded derivatives. A Fund is subject to the risk that a counterparty will not settle a derivative in accordance with its terms because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem. If a counterparty’s obligation to a Fund is not collateralized, then the Fund is essentially an unsecured creditor of the counterparty. If the counterparty defaults, the Fund will have contractual remedies, but the Fund may be unable to enforce them, thus causing the Fund to suffer a loss. Counterparty risk is greater for derivatives with longer maturities because of the greater possibility that events will intervene to prevent settlement. Counterparty risk also is greater when a Fund has concentrated its derivatives with a single or small group of counterparties as it sometimes does as a result of its use of swaps and other OTC derivatives. Significant exposure to a single counterparty increases a Fund’s counterparty risk. Funds that use swap agreements are subject, in particular, to the creditworthiness of the counterparties because some types of swap agreements have durations longer than six months (and, in some cases, decades). The creditworthiness of a counterparty may be adversely affected by greater than average volatility in the markets, even if the counterparty’s net market exposure is small relative to its capital. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in the collateral may not be perfected or additional collateral may not be promptly posted as required.

The Funds also are subject to counterparty risk because they execute their securities transactions through brokers and dealers. If a broker or dealer fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Funds could miss investment opportunities or be unable to dispose of investments they would prefer to sell, resulting in losses for the Funds.

Counterparty risk with respect to OTC derivatives may be affected by new regulations affecting the derivatives market. Some derivatives, such as some types of interest rate swaps and credit default index swaps on North American and European indices that may be used by the Funds, will be required to be cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivative transaction. Members are required to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing broker from its customers are generally held by the clearing broker on a commingled basis in an omnibus account and may be freely accessed by the clearing broker, which may also invest any such funds in certain instruments permitted under the applicable regulations. The assets of the Fund might not be fully protected in the event of the Fund’s clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s customers for a relevant account class. Also, the clearing member transfers to the clearing organization the amount of margin required by the clearing organization for cleared swaps, which amounts are generally held in an omnibus account at the clearing organization for all customers of the clearing member. CFTC regulations require that the clearing member notify the clearing house the amount of initial margin provided by the clearing member to the clearing organization that is attributable to each customer. However, if the clearing member does not provide accurate reporting, the Funds are subject to the risk that a clearing organization will use a Fund’s assets held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. In addition, clearing members generally provide to the clearing organization the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than the gross amount of each customer. The Funds are therefore subject to the risk that a clearing organization will not make variation margin payments owed to a Fund if another customer of the clearing member has suffered a loss and is in default.

• MARKET DISRUPTION AND GEOPOLITICAL RISK. The Funds are subject to the risk that geopolitical and other events will disrupt securities markets, adversely affect global economies and markets and thereby decrease the value of the Funds’ investments. The wars in Iraq and Afghanistan have had a substantial effect on the economies and securities markets of the U.S. and other countries. Terrorism in the U.S. and around the world has had a similar global impact and has increased geopolitical risk. The terrorist attacks on September 11, 2001 resulted in the closure of some U.S. securities markets for four days, and similar attacks are possible in the future. The uncertainty surrounding the sovereign

80

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

debt of the European Union countries of Greece, Spain, Portugal, Ireland and Italy, as well as the continued existence of the European Union itself, have disrupted and may continue to disrupt markets in the U.S. and around the world. If one or more countries leave the European Union or the European Union dissolves, there likely will be significant disruptions in the world’s securities market. Substantial government interventions (e.g., currency controls), also could negatively impact the Funds. War, terrorism, economic uncertainty and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment and other factors affecting the value of the Funds’ investments. During such market disruptions, the Funds’ exposure to the risks described elsewhere in this “Investment and other risks” section will likely increase. Market disruptions, including sudden government interventions, can also prevent the Funds from implementing their investment programs for a period of time and achieving their investment objectives. For example, a disruption may cause disruptions to the orderly functioning of the securities markets and/or may cause the Funds’ derivatives counterparties to discontinue offering derivatives on some underlying commodities, securities, reference rates, or indices, or to offer them on a more limited basis. To the extent that a Fund has focused its investments in the stock index of particular region, adverse geopolitical and other events could have a disproportionate impact on the Fund.

• LARGE SHAREHOLDER RISK. To the extent that a large number of shares of a Fund is held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares will adversely affect the Fund’s performance if it is forced to sell portfolio securities to raise the cash needed to satisfy the redemption request. In addition, GMO Funds and other accounts over which GMO has investment discretion that invest in the Funds are not subject to restrictions on the frequency of trading of Fund shares. Asset Allocation Funds and separate accounts managed by the Manager for its clients hold substantial percentages of many Funds, and asset allocation decisions by the Manager may result in substantial redemptions from (or investments into) those Funds. These transactions may adversely affect the Fund’s performance to the extent that the Fund is required to sell investments (or invest cash) at times when it would not otherwise do so. Redemptions of a large number of shares also may increase transaction costs or accelerate the realization of taxable income and/or gains to shareholders if the sales of portfolio securities they necessitate result in gains. They also potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). In addition, each Fund that invests in other GMO Funds subject to large shareholder risk is indirectly subject to this risk.

• MANAGEMENT AND OPERATIONAL RISK. Each Fund is subject to management risk because it relies on the Manager’s ability to achieve its investment objective. Each Fund runs the risk that the Manager’s investment techniques will fail to produce desired results, and cause the Fund to incur significant losses. The Manager also may fail to use derivatives effectively, choosing to hedge or not to hedge positions at disadvantageous times.

For some Funds the Manager’s portfolio managers use quantitative analyses and models. Any imperfections, errors or limitations in those analyses and models could affect the ability of the portfolio managers to implement the strategies they wish to pursue. By necessity, these analyses and models make simplifying assumptions that limit their effectiveness. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate or may not include the most recent information about a company or a security. The Funds also run the risk that GMO’s fundamental assessment of an investment may be wrong. There can be no assurance that key personnel of the Manager will continue to be employed by the Manager. The loss of their services could have an adverse impact on the Manager’s ability to achieve the Funds’ investment objectives.

The Funds also are subject to the risk of loss as a result of other services provided by the Manager and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency and other services. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error and system failures by a service provider. For example, trading delays or errors (both human and systematic) could prevent a Fund from benefiting from potential investment gains or avoiding losses on the security. The Manager is not contractually liable to the Funds for losses associated with operational risk absent the Manager’s willful misfeasance, bad faith, gross negligence or reckless disregard of its contractual obligations to provide services to the Funds. Other Fund service providers also have limitations on their liability to the Funds for losses resulting from their errors.

• FUND OF FUNDS RISK AND RELATED CONSIDERATIONS. Funds that invest in shares of other investment companies, including other GMO Funds, money market funds and Exchange-Traded Funds (“ETFs”) (for purposes of this risk disclosure, “underlying Funds”), are exposed to the risk that the underlying Funds will not perform as expected.

Because a Fund bears the fees and expenses of the underlying Funds in which it invests (absent reimbursement of those expenses), the Fund will incur additional expenses when investing in underlying Funds. In addition, total Fund expenses will increase if a Fund makes a new or further investment in underlying Funds with higher fees or expenses than the average fees and expenses of the underlying Funds then in the Fund’s portfolio.

81

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

The Funds also are indirectly exposed to all of the risks of an investment in the underlying Funds. Because some underlying Funds (e.g., many of the Fixed Income Funds) in turn invest a substantial portion of their assets in other GMO Funds (pursuant to an exemptive order obtained from the SEC), the Asset Allocation Funds have more tiers of investments than funds in many other groups of investment companies. Funds that invest in shares of other GMO Funds also are likely to be subject to Large Shareholder Risk because underlying GMO Funds are more likely to have large shareholders (e.g., other GMO Funds). See “Large Shareholder Risk” above.

Investments in ETFs involve the risk that the ETF’s performance may not track the performance of the index the ETF is designed to track. Unlike the index, an ETF incurs administrative expenses and transaction costs in trading securities. In addition, the timing and magnitude of cash inflows and outflows from and to investors buying and redeeming shares in the ETF could create cash balances that cause the ETF’s performance to deviate from the index (which remains “fully invested” at all times). Performance of an ETF and the index it is designed to track also may diverge because the composition of the index and the securities held by the ETF may occasionally differ. In addition, ETFs often use derivatives to track the performance of the relevant index, and, therefore, investments in those ETFs are subject to the same derivatives risks discussed above.

• NON-DIVERSIFIED FUNDS. Some of the Funds are not “diversified” investment companies within the meaning of the 1940 Act. This means they are allowed to invest in the securities of a relatively small number of issuers and/or non-U.S. currencies. As a result, they may be subject to greater credit, market and other risks, and poor performance by a single issuer may have a greater impact on their performance, than if they were “diversified.”

The following Funds are not diversified investment companies under the 1940 Act:

•	Quality Fund
•	Real Estate Fund
•	U.S. Flexible Equities Fund
•	U.S. Growth Fund
•	U.S. Intrinsic Value Fund

Temporary Defensive Positions. The following paragraphs provide additional information about whether, and to what extent, the Funds take temporary defensive positions.

The Funds (other than Quality Fund) normally do not take temporary defensive positions. Quality Fund reserves the right to make tactical allocations of up to 20% of its net assets to investments in cash and high quality debt investments. To the extent a Fund takes a temporary defensive position, or otherwise holds cash, cash equivalents, or high quality debt investments on a temporary basis, the Fund may not achieve its investment objective.

4.	Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Funds’ portfolios. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap agreements, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Funds may use derivatives as substitutes for direct investment in securities or other assets. For example, a Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. Quality Fund and U.S. Flexible Equities Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap agreements, and options) to gain exposure to a given currency.

The Funds also may use derivatives in an attempt to reduce their investment exposures (which may result in a reduction below zero). Quality Fund and U.S. Flexible Equities Fund also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio. For these purposes, the Funds may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

In addition, the Funds may use derivatives in an attempt to adjust elements of their investment exposures to various securities, sectors, markets, indices, and in the case of Quality Fund and U.S. Flexible Equities Fund, currencies without actually having to sell existing investments or make new direct investments. For example, if a Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting their investment exposures, Quality Fund and U.S. Flexible Equities Fund also may use currency derivatives in an attempt to adjust their currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by their portfolio investments.

82

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

The Funds may use derivatives to effect transactions intended as substitutes for securities lending.

The Funds may have investment exposures in excess of their net assets. (i.e. they may be leveraged).

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. See “Investments and other risks” above for further information.

For Funds that held derivatives during the year ended February 28, 2013, the following table shows how the Fund used these derivatives (marked with an X):

Type of Derivative and Objective for Use	Quality Fund	Real Estate Fund	U.S. Core Equity Fund	U.S. Flexible Equities Fund	U.S. Intrinsic Value Fund	U.S. Small/Mid Cap Fund
Futures contracts
Adjust exposure to certain securities markets	X		X	X
Maintain the diversity and liquidity of the portfolio	X		X	X
Swap agreements
To achieve returns comparable to holding and lending a direct equity position			X
Rights and/or warrants
Received as a result of corporate actions		X	X		X	X

Forward currency contracts

The Funds may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Funds’ forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by each Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose a Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. Forward currency contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Futures contracts

The Funds may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, a Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (and if the futures are traded outside the U.S. and the market for such futures is closed prior to the close of NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by each Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statements of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Funds to the risk that they may not be able to enter into a closing transaction due to an illiquid market. Futures contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

83

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

Options

The Funds may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options a Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. A Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. Purchased option contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

The Funds may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies they own or in which they may invest. Writing options alters a Fund’s exposure to the underlying asset by, in the case of a call option, obligating that Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating that Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, a Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that a Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose a Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. Written option contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

When an option contract is closed, that Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statements of Operations.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions (and if the underlying reference security closes or the official closing time of the underlying index occurs prior to the close of the NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The Funds value OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Funds may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap agreements are net settled. When entering into a swap agreement and during the term of the transaction, a Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Funds do not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses on the Statements of Operations. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or loss in the Statements of Operations.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

84

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Funds price their swap agreements daily using industry standard models that may incorporate quotations from market makers or pricing vendors (and if the underlying reference security closes or the official closing time of the underlying index occurs prior to the close of the NYSE due to time zone differences, the quotations will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close) and record the change in value, if any, as unrealized gain or loss in the Statements of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that a Fund has amounts on deposit in excess of amounts owed by that Fund, or that any collateral the other party posts is insufficient or not timely received by a Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. Swap agreements outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Rights and warrants

The Funds may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in the section entitled “Options” above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. Rights and/or warrants outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

As provided by U.S. GAAP, the table below is based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Fund (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

85

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

The Effect of Derivative Instruments on the Statements of Assets and Liabilities as of February 28, 2013 and the Statements of Operations for the year ended February 28, 2013^:

	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Other Contracts	Total
Quality Fund
Net Realized Gain (Loss) on:
Futures Contracts	$—	$(782,692)	$—	$—	$—	$(782,692)

Real Estate Fund
Net Realized Gain (Loss) on:
Investments (rights and/or warrants)	$—	$0	$—	$—	$—	$0

U.S. Core Equity Fund
Net Realized Gain (Loss) on:
Investments (rights and/or warrants)	$—	$3,535	$—	$—	$—	$3,535
Futures Contracts	—	2,620,500	—	—	—	2,620,500
Swap Agreements	—	1,454,326	—	—	—	1,454,326

Total Realized Gain (Loss)	$—	$4,078,361	$—	$—	$—	$4,078,361

Change in Net Unrealized Appreciation (Depreciation) on:
Swap Agreements	$—	$(648,202)	$—	$—	$—	$(648,202)

U.S. Flexible Equities Fund
Net Realized Gain (Loss) on:
Futures Contracts	$—	$2,621,054	$—	$—	$—	$2,621,054

U.S. Intrinsic Value Fund
Asset:
Investments, at value (rights and/or warrants)	$—	$2,946	$—	$—	$—	$2,946

Change in Net Unrealized Appreciation (Depreciation) on:
Investments (rights and/or warrants)	$—	$1,104	$—	$—	$—	$1,104

U.S. Small/Mid Cap Fund
Net Realized Gain (Loss) on:
Investments (rights and/or warrants)	$—	$122	$—	$—	$—	$122

^	Because the Funds value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.

86

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

The average volume of derivative activity, based on absolute values (futures contracts and rights and/or warrants) or notional amounts (swap agreements) outstanding at each month-end, was as follows for the year ended February 28, 2013:

Fund Name	Futures Contracts ($)		Swap Agreements ($)	Rights/ Warrants ($)
Quality Fund	31,982,681		—	—
Real Estate Fund	—		—	0	**
U.S. Core Equity Fund	1,577,106	*	3,040,610	1,315
U.S. Flexible Equities Fund	32,391,943		—	—
U.S. Intrinsic Value Fund	—		—	2,648
U.S. Small/Mid Cap Fund	—		—	45

*	During the year ended February 28, 2013, the Fund did not hold futures contracts at any month-end, therefore, the average amount outstanding was calculated using daily outstanding absolute values.
**	Represents the interest in securities that had no value during the year ended February 28, 2013.

5.	Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to each Fund. That fee, if any, is paid monthly equal to the percentage of each Fund’s average daily net assets set forth in the table below:

	Quality Fund	Real Estate Fund	U.S. Core Equity Fund	U.S. Flexible Equities Fund	U.S. Growth Fund	U.S. Intrinsic Value Fund	U.S. Small/Mid Cap Fund
Management Fee	0.33%	0.33%	0.31%	0.33%	0.31%	0.31%	0.45%*

*	Prior to September 30, 2012, U.S. Small/Mid Cap’s management fee rate was 0.31%.

In addition, each class of shares of certain Funds (except Class M shares which are described below (U.S. Growth and U.S. Core Equity Fund Class M liquidated on January 31, 2013)) pay the Manager a shareholder service fee for providing client services and reporting, such as performance information, client account information, personal and electronic access to Fund information, access to analysis and explanations of Fund reports, and assistance in maintaining and correcting client-related information. Class M shares of a Fund pay the Manager an administration fee, which is used by the Manager to defray its expenses (or the expenses of a third party) in providing administration and record keeping services to certain marketplaces where Class M shares of each Fund may be purchased. The Manager may pay part or all of the administration fee to third parties for providing administration and record keeping services. In some cases, these third parties also receive compensation from the Fund’s distributor pursuant to the Trust’s Distribution and Service (12b-1) Plan.

Both shareholder service fees and administration fees are paid monthly equal to the percentage of each Fund’s average daily net assets set forth in the table below:

Fund Name	Class III	Class IV	Class V		Class VI
Quality Fund	0.15%	0.105%	0.085%		0.055%
Real Estate Fund	0.15%
U.S. Core Equity Fund	0.15%	0.10%	0.085%	*	0.055%
U.S. Flexible Equities Fund	0.15%	0.105%	0.085%		0.055%
U.S. Growth Fund	0.15%
U.S. Intrinsic Value Fund	0.15%
U.S. Small/Mid Cap Fund	0.15%

*	Class is offered but has no shareholders as of February 28, 2013.

87

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

For each Fund, the Manager has contractually agreed to reimburse the Fund for its “Specified Operating Expenses” (as defined below). Any such reimbursements are paid to a Fund concurrently with the Fund’s payment of the management fees to the Manager. Subject to the exclusions noted below, “Specified Operating Expenses” means only the following expenses to the extent that they are borne by a Fund: audit expenses, fund accounting expenses, pricing service expenses, non-investment related tax expenses, transfer agency expenses, non-investment related legal expenses provided to the Funds by or at the direction of the Manager, federal securities law filing expenses, printing expenses, state and federal registration fees and custody expenses.

For each Fund that charges a management fee, the Manager will waive and/or reduce the Fund’s management fee, but not below zero, to the extent necessary to offset the management fees directly or indirectly paid by the Fund to the Manager as a result of the Fund’s direct or indirect investments in other GMO Funds.

For each Fund that charges a shareholder service fee, the Manager will waive and/or reduce the shareholder service fee charged by each class of shares of the Fund, but not below zero, to the extent necessary to offset the shareholder service fees directly or indirectly paid by the class of shares of the Fund to the Manager as a result of the Fund’s direct or indirect investments in other GMO Funds.

These contractual waivers and reimbursements will continue through at least June 30, 2013 for each Fund unless the Fund’s Board of Trustees authorizes their modification or termination, or reduces the fee rates paid to the Manager under the Fund’s management contract or servicing and supplement support agreement.

The Funds’ portion of the gross fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any agents unaffiliated with the Manager during the year ended February 28, 2013 is shown in the table below and included in the Statements of Operations.

Fund Name	Independent Trustees and their legal counsel ($)	Agent unaffiliated with the Manager ($)
Quality Fund	183,875	68,730
Real Estate Fund	231	28
U.S. Core Equity Fund	16,929	5,481
U.S. Flexible Equities Fund	53,940	6,379
U.S. Growth Fund	26	4
U.S. Intrinsic Value Fund	116	14
U.S. Small/Mid Cap Fund	100	16

Certain Funds incur fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2013, these indirect fees and expenses expressed as an annualized percentage of each Fund’s average daily net assets were as follows:

Fund Name	Indirect Net Expenses (excluding shareholder service fees)	Indirect Shareholder Service Fees	Total Indirect Expenses
Quality Fund	0.002%	< 0.001%	0.002%
Real Estate Fund	< 0.001%	0.000%	< 0.001%
U.S. Core Equity Fund	< 0.001%	0.000%	< 0.001%
U.S. Flexible Equities Fund	< 0.001%	0.000%	< 0.001%
U.S. Growth Fund	< 0.001%	0.000%	< 0.001%
U.S. Intrinsic Value Fund	< 0.001%	0.000%	< 0.001%
U.S. Small/Mid Cap Fund	< 0.001%	0.000%	< 0.001%

88

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2013 are noted in the table below:

	Purchases ($)	Purchases ($)	Sales ($)	Sales ($)

Fund Name	U.S. Government Securities	Investments (Non-U.S. Government Securities)	U.S. Government Securities	Investments (Non-U.S. Government Securities)
Quality Fund	—	5,547,986,092	—	5,010,201,592
Real Estate Fund	—	3,510,048	—	10,140,463
U.S. Core Equity Fund	—	1,121,287,621	—	1,208,678,419
U.S. Flexible Equities Fund	—	1,468,306,318	—	1,978,850,072
U.S. Growth Fund	—	1,635,727	—	2,095,675
U.S. Intrinsic Value Fund	—	5,259,426	—	5,118,062
U.S. Small/Mid Cap Fund	—	7,180,757	—	8,202,589

Cost of purchases and proceeds from sales of securities for in-kind transactions, excluding short-term investments, in accordance with U.S. GAAP for the year ended February 28, 2013 are noted in the table below:

Fund Name	Purchases ($)	Sales ($)
Quality Fund	—	7,068,196,271
U.S. Flexible Equities Fund	7,068,196,271	—

For the year ended February 28, 2013, the Funds had the following net realized losses attributed to redemption in-kind transactions:

Fund Name	Net realized gains/(losses) attributed to redemption in-kind transactions ($)
Quality Fund	(65,456,378)

7.	Guarantees

In the normal course of business the Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Funds. Based on experience, the Manager is of the view that the risk of loss to the Funds in connection with the Funds’ indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Funds.

89

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

8.	Principal shareholders and related parties as of February 28, 2013

Fund Name	Number of shareholders that hold more than 10% of the outstanding shares of the Fund		Percentage of outstanding shares of the Fund held by those shareholders owning greater than 10% of the outstanding shares of the Fund (%)	Percentage of the shares of the Fund held by senior management of the Manager and GMO Trust officers (%)	Percentage of the Fund’s shares held by accounts for which the Manager has investment discretion (%)
Quality Fund	—		—	0.38	8.49
Real Estate Fund	2		90.50	0.43	58.68
U.S. Core Equity Fund	2	*	66.95	0.01	61.30
U.S. Flexible Equities Fund	5	**	71.49	—	100.00
U.S. Growth Fund	1		72.71	0.56	—
U.S. Intrinsic Value Fund	1		98.48	0.16	—
U.S. Small/Mid Cap Fund	4	*	87.09	0.75	90.55

*	One of these shareholders is another fund of the Trust.
**	Four of these shareholders are other funds of the Trust.

9.	Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Funds shares were as follows:

	Year Ended February 28, 2013				Year Ended February 29, 2012

	Shares		Amount		Shares	Amount
Quality Fund
Class III:
Shares sold	63,700,248		$1,491,949,925		76,350,060	$1,607,164,985
Shares issued to shareholders in reinvestment of distributions	25,508,027		576,497,416		4,312,149	90,784,892
Shares repurchased	(87,919,746	)(a)	(2,049,076,947	)(a)	(55,346,625)	(1,180,164,419)

Net increase (decrease)	1,288,529		$19,370,394		25,315,584	$517,785,458

Class IV:
Shares sold	53,745,204		$1,252,455,988		43,132,971	$917,414,028
Shares issued to shareholders in reinvestment of distributions	7,149,206		161,564,380		1,014,045	21,425,269
Shares repurchased	(60,540,630	)(b)	(1,421,283,312	)(b)	(37,050,512)	(796,857,398)

Net increase (decrease)	353,780		$(7,262,944)		7,096,504	$141,981,899

Class V:
Shares sold	19,127,950		$458,305,265		38,642,951	$826,562,941
Shares issued to shareholders in reinvestment of distributions	3,154,208		71,322,133		378,957	7,891,485
Shares repurchased	(27,877,208	)(c)	(638,803,263	)(c)	(32,190,933)	(696,505,423)

Net increase (decrease)	(5,595,050)		$(109,175,865)		6,830,975	$137,949,003

Class VI:
Shares sold	66,181,957		$1,548,860,685		192,777,013	$4,102,545,599
Shares issued to shareholders in reinvestment of distributions	31,309,909		709,189,378		8,228,265	173,316,152
Shares repurchased	(342,899,522	)(d)	(7,808,905,960	)(d)	(209,840,884)	(4,487,746,208)

Net increase (decrease)	(245,407,656)		$(5,550,855,897)		(8,835,606)	$(211,884,457)

90

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

	Year Ended February 28, 2013		Year Ended February 29, 2012

	Shares	Amount	Shares	Amount
Real Estate Fund
Class III:
Shares sold	36,902	$338,374	14,621	$119,415
Shares issued to shareholders in reinvestment of distributions	2,670	24,795	1,499	11,981
Shares repurchased	(725,836)	(6,881,113)	(30,011)	(250,319)

Net increase (decrease)	(686,264)	$(6,517,944)	(13,891)	$(118,923)

U.S. Core Equity Fund
Class III:
Shares sold	2,260,401	$30,975,057	2,350,056	$28,582,401
Shares issued to shareholders in reinvestment of distributions	296,373	4,019,796	429,521	5,137,258
Shares repurchased	(9,461,243)	(129,490,457)	(15,677,019)	(188,607,368)

Net increase (decrease)	(6,904,469)	$(94,495,604)	(12,897,442)	$(154,887,709)

Class IV:
Shares sold	—	$—	18,897	$216,562
Shares issued to shareholders in reinvestment of distributions	68,092	921,941	101,220	1,207,320
Shares repurchased	(997,176)	(13,631,268)	(9,750,350)	(117,378,632)

Net increase (decrease)	(929,084)	$(12,709,327)	(9,630,233)	$(115,954,750)

Class VI:
Shares sold	21,051,489	$287,565,237	18,424,935	$219,947,887
Shares issued to shareholders in reinvestment of distributions	1,836,320	24,844,302	1,896,439	22,618,517
Shares repurchased	(20,615,486)	(278,704,091)	(30,626,365)	(358,908,407)

Net increase (decrease)	2,272,323	$33,705,448	(10,304,991)	$(116,342,003)

Class M***:
Shares issued to shareholders in reinvestment of distributions	1,072	$14,539	1,623	$19,394
Shares repurchased	(94,324)	(1,330,643)	(7,948)	(98,060)

Net increase (decrease)	(93,252)	$(1,316,104)	(6,325)	$(78,666)

U.S. Flexible Equities Fund
Class III*:
Shares sold	77,895,051 (e)	$772,410,711 (e)
Shares issued to shareholders in reinvestment of distributions	1,342,909	13,173,937
Shares repurchased	(46,546,723)	(464,712,335)

Net increase (decrease)	32,691,237	$320,872,313

Class IV*:
Shares sold	19,277,294 (f)	$190,859,052 (f)
Shares issued to shareholders in reinvestment of distributions	363,309	3,564,059
Shares repurchased	(11,335,500)	(112,964,136)

Net increase (decrease)	8,305,103	$81,458,975

91

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

	Year Ended February 28, 2013

	Shares		Amount
U.S. Flexible Equities Fund (continued)
Class V*:
Shares sold	59,559,593	(g)	$589,682,736	(g)
Shares issued to shareholders in reinvestment of distributions	1,147,912		11,261,018
Shares repurchased	(33,867,104)		(337,322,236)

Net increase (decrease)	26,840,401		$263,621,518

Class VI**:
Shares sold	1,459,955,534	(h)	$14,561,201,981	(h)
Shares issued to shareholders in reinvestment of distributions	27,251,486		267,337,078
Shares repurchased	(864,540,418)		(8,618,942,622)

Net increase (decrease)	622,666,602		$6,209,596,437

(a)	15,480,942 shares and $350,049,355 were redeemed in-kind.
(b)	4,217,175 shares and $95,429,526 were redeemed in-kind.
(c)	13,031,535 shares and $294,841,368 were redeemed in-kind.
(d)	287,187,391 shares and $6,502,556,921 were redeemed in-kind.
(e)	35,355,956 shares and $350,049,355 were purchased in-kind.
(f)	9,638,647 shares and $95,429,526 were purchased in-kind.
(g)	29,779,796 shares and $294,841,368 were purchased in-kind.
(h)	656,058,687 shares and $6,502,556,921 were purchased in-kind.

	Year Ended February 28, 2013		Year Ended February 29, 2012

	Shares	Amount	Shares	Amount
U.S. Growth Fund
Class III:
Shares sold	9,992	$197,283	11,102	$205,638
Shares issued to shareholders in reinvestment of distributions	19,310	371,709	1,615	29,151
Shares repurchased	(3,354)	(68,795)	(31,069)	(616,783)

Net increase (decrease)	25,948	$500,197	(18,352)	$(381,994)

Class M***:
Shares issued to shareholders in reinvestment of distributions	5,709	$109,734	363	$6,551
Shares repurchased	(35,082)	(661,896)	(4,435)	(79,417)

Net increase (decrease)	(29,373)	$(552,162)	(4,072)	$(72,866)

U.S. Intrinsic Value Fund
Class III:
Shares sold	2,387	$20,573	4,057	$32,135
Shares issued to shareholders in reinvestment of distributions	26,740	233,283	19,761	151,119
Shares repurchased	(6,816)	(60,340)	(8,543)	(66,531)

Net increase (decrease)	22,311	$193,516	15,275	$116,723

92

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

	Year Ended February 28, 2013		Year Ended February 29, 2012

	Shares	Amount	Shares	Amount
U.S. Small/Mid Cap Fund
Class III:
Shares sold	54,420	$463,955	568,712	$4,668,973
Shares issued to shareholders in reinvestment of distributions	13,889	122,491	9,706	78,203
Shares repurchased	(204,737)	(1,696,562)	(1,036,151)	(8,764,397)
Purchase premiums	—	951	—	21,855
Redemption fees	—	6,704	—	42,209

Net increase (decrease)	(136,428)	$(1,102,461)	(457,733)	$(3,953,157)

*	Period from July 23, 2012 (commencement of operations) through February 28, 2013.
**	Period from July 20, 2012 (commencement of operations) through February 28, 2013.
***	Class M liquidated on January 31, 2013.

10.	Investments in affiliated issuers

A summary of the Funds’ transactions in the shares of other funds of the Trust during the year ended February 28, 2013 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
Quality Fund
GMO U.S. Treasury Fund	$64,903,199	$591,897,000	$527,567,096	$193,021	$30,485	$129,198,867
GMO U.S. Flexible Equities Fund*	—	8,048,791,729	7,983,335,351	—	—	—

Totals	$64,903,199	$8,640,688,729	$8,510,902,447	$193,021	$30,485	$129,198,867

Real Estate Fund
GMO U.S. Treasury Fund	$126,961	$232,000	$358,961	$107	$—	$—

U.S. Core Equity Fund
GMO U.S. Treasury Fund	$12,914,546	$152,686,000	$142,307,979	$16,506	$—	$23,294,000

U.S. Flexible Equities Fund
GMO U.S. Treasury Fund	$—	$107,530,959	$49,343,000	$44,360	$6,364	$58,187,959

U.S. Growth Fund
GMO U.S. Treasury Fund	$80,973	$117,000	$157,000	$45	$3	$40,973

U.S. Intrinsic Value Fund
GMO U.S. Treasury Fund	$167,995	$48,000	$132,000	$132	$7	$83,995

U.S. Small/Mid Cap Fund
GMO U.S. Treasury Fund	$270,998	$—	$256,000	$108	$1	$14,998

*	Represents U.S. Flexible Equities Fund Class III, IV, V and VI.

93

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and Shareholders of GMO Quality Fund, GMO Real Estate Fund, GMO U.S. Core Equity Fund, GMO U.S. Flexible Equities Fund, GMO U.S. Growth Fund, GMO U.S. Intrinsic Value Fund, and GMO U.S. Small/Mid Cap Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Quality Fund, GMO Real Estate Fund, GMO U.S. Core Equity Fund, GMO U.S. Flexible Equities Fund, GMO U.S. Growth Fund, GMO U.S. Intrinsic Value Fund, and GMO U.S. Small/Mid Cap Fund (collectively, the “Funds”), at February 28, 2013, the results of each of their operations, the changes in each of their net assets, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2013 by correspondence with the custodian, transfer agent, and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 23, 2013

94

GMO Trust Funds

(A Series of GMO Trust)

Fund Expenses

February 28, 2013 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2013.

As a shareholder of the Funds, you may incur two types of costs: (1) transactions costs, including purchase premium and redemption fees, if applicable; and (2) ongoing costs, including direct and/or indirect management fees, direct and/or indirect shareholder services fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in Dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2012 through February 28, 2013.

Actual Expenses

This section of the table for each class below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

This section of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, this section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual			Hypothetical
	Beginning Account Value September 1, 2012	Ending Account Value February 28, 2013	Expenses Paid During the Period*	Beginning Account Value September 1, 2012	Ending Account Value February 28, 2013	Expenses Paid During the Period*	Annualized Net Expense Ratio
Quality Fund
Class III	$1,000.00	$1,059.00	$2.45	$1,000.00	$1,022.41	$2.41	0.48%
Class IV	$1,000.00	$1,059.20	$2.25	$1,000.00	$1,022.61	$2.21	0.44%
Class V	$1,000.00	$1,058.80	$2.14	$1,000.00	$1,022.71	$2.11	0.42%
Class VI	$1,000.00	$1,059.40	$1.99	$1,000.00	$1,022.86	$1.96	0.39%
Real Estate Fund
Class III	$1,000.00	$1,046.70	$2.44	$1,000.00	$1,022.41	$2.41	0.48%
U.S. Core Equity Fund
Class III	$1,000.00	$1,067.10	$2.36	$1,000.00	$1,022.51	$2.31	0.46%
Class IV	$1,000.00	$1,066.80	$2.10	$1,000.00	$1,022.76	$2.06	0.41%
Class VI	$1,000.00	$1,068.10	$1.90	$1,000.00	$1,022.96	$1.86	0.37%
U.S. Flexible Equities Fund
Class III	$1,000.00	$1,056.50	$2.45	$1,000.00	$1,022.41	$2.41	0.48%
Class IV	$1,000.00	$1,056.80	$2.24	$1,000.00	$1,022.61	$2.21	0.44%
Class V	$1,000.00	$1,056.80	$2.14	$1,000.00	$1,022.71	$2.11	0.42%
Class VI	$1,000.00	$1,057.00	$1.99	$1,000.00	$1,022.86	$1.96	0.39%
U.S. Growth Fund
Class III	$1,000.00	$1,057.40	$2.40	$1,000.00	$1,022.46	$2.36	0.47%
U.S. Intrinsic Value Fund
Class III	$1,000.00	$1,095.90	$2.39	$1,000.00	$1,022.51	$2.31	0.46%
U.S. Small/Mid Cap Fund
Class III	$1,000.00	$1,166.00	$3.11	$1,000.00	$1,021.92	$2.91	0.58%

*	Expenses are calculated using each Class’s annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2013, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

95

GMO Trust Funds

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2013 (Unaudited)

The following information is being provided in order to meet reporting requirements set forth by the Code and/or to meet state-specific requirements. Shareholders should consult their tax advisors.

With respect to distributions paid, the applicable Funds designate the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year-ended February 28, 2013:

Fund Name	Dividend Received Deduction (corporate shareholders)(1)	Qualified Dividend Income (non-corporate shareholders)(1)	Short- Term Capital Gain Dividends(2)	Long-Term Capital Gain Distributions
Quality Fund	67.93%	95.20%	85,766,260	1,167,054,261
Real Estate Fund	—	—	—	—
U.S. Core Equity Fund	100.00%	100.00%	—	—
U.S. Flexible Equities Fund	59.34%	67.70%	38,082,606	183,066,119
U.S. Growth Fund	60.62%	62.17%	25,569	402,009
U.S. Intrinsic Value Fund	92.45%	100.00%	—	—
U.S. Small/Mid Cap Fund	97.87%	100.00%	—	—

(1)	Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.
(2)	These amounts are generally exempt from U.S. withholding taxes for non-U.S. shareholders, provided certain conditions are satisfied by both the Funds and the Funds’ shareholders.

In early 2014, the Funds will notify applicable shareholders of amounts for use in preparing 2013 U.S. federal income tax forms.

96

Trustees and Officers (Unaudited)

The following tables present information regarding each Trustee and officer of the Trust as of February 28, 2013. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1] Overseen	Other Directorships Held in the Past Five Years
Donald W. Glazer, Esq. DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises.	56	None.

Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Peter Moores Dean and Professor of Finance, University of Oxford Saïd Business School (as of July 1, 2011); Sylvan C. Coleman Professor of Financial Management, Harvard Business School (1989 – 2011).	56	Trustee of State Street Navigator Securities Lending Trust (2 Portfolios).

Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	56	Director of Courier Corporation (a book publisher and manufacturer).

[1]	The Fund Complex includes series of each of GMO Trust and GMO Series Trust. Mr. Kittredge also serves as a Trustee of GMO Series Trust.

[2]	As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2010 and December 31, 2011 these entities paid $1,238,183 and $230,579 respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

97

Interested Trustee and Officer

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1] Overseen	Other Directorships Held in the Past Five Years
Joseph B. Kittredge, Jr.[3] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer of the Trust since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present).	74	None.

Officers:

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years[4]
Joseph B. Kittredge, Jr. DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer of the Trust since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present).

Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Treasury and Tax (December 2006-present), Fund Treasury and Tax Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Treasury and Tax, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Treasury and Tax, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley[5] DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Fund Treasury and Tax, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003 – 2007).

Jason Nagler DOB: 08/12/1982	Assistant Treasurer	Since September 2011.	Fund Treasury and Tax, Grantham, Mayo, Van Otterloo & Co. LLC (August 2009 – present); Audit Senior at Deloitte (August 2007 – August 2009); Audit Staff at Deloitte (January 2005 – August 2007).

John McGinty DOB: 08/11/1962	Chief Compliance Officer	Since March 2011.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009 – present); Senior Vice President and Deputy General Counsel (January 2007 – July 2009), Vice President and Associate General Counsel (February 2006 – December 2006), Fidelity Investments.

Jason B. Harrison DOB: 01/29/1977	Chief Legal Officer, Vice President – Law and Clerk	Chief Legal Officer since October 2010; Vice President – Law since October 2010; Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (February 2006 – present).

[1]	The Fund Complex includes series of each of GMO Trust and GMO Series Trust. Mr. Kittredge also serves as a Trustee of GMO Series Trust.

[3]	Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above.

[4]	Each of Messrs. Burnett, Bohan, Kittredge, and Pottle and Mses. Trinque, and Mahoney serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser. Each officer listed in the table above also serves as an officer of GMO Series Trust.

[5]	Effective March 27, 2013, Carolyn Haley no longer serves as an Assistant Treasurer of the fund.

98

Officers: — (Continued)

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years[4]
David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present).

Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (March 2000 – present).

Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present).

Heather S. Mahoney DOB: 6/10/1974	Vice President and Assistant Clerk	Since March 2011.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (July 2004 – present).

Cheryl Wakeham DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (June 1993 – present).

[4]	Each of Messrs. Burnett, Bohan, Kittredge, and Pottle and Mses. Trinque, and Mahoney serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser. Each officer listed in the table above also serves as an officer of GMO Series Trust.

99

GMO Trust

Annual Report

February 28, 2013

Asset Allocation Bond Fund

Core Plus Bond Fund

Currency Hedged International Bond Fund

Debt Opportunities Fund

Domestic Bond Fund

Emerging Country Debt Fund

Global Bond Fund

International Bond Fund

Short-Duration Collateral Fund

Short-Duration Collateral Share Fund

Special Purpose Holding Fund

Strategic Fixed Income Fund

U.S. Treasury Fund

World Opportunity Overlay Fund

For a free copy of the Funds’ proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available on GMO’s website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds have a policy with respect to disclosure of portfolio holdings under which they may also make available on GMO’s website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus or private placement memorandum, which contains a complete discussion of the risks associated with an investment in these Funds and other important information. The GMO Trust prospectus can be obtained at www.gmo.com and the private placement memorandum can be obtained by calling 1-617-346-7646 (collect).

Asset Allocation Bond Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Fixed Income Division while the overall management and strategic direction of the Fund’s portfolio is the responsibility of the Asset Allocation Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Class III shares of GMO Asset Allocation Bond Fund returned +0.4% for the fiscal year ended February 28, 2013, as compared with +0.1% for the Citigroup 3 Month Treasury Bill Index.

The Fund outperformed the benchmark during the period by 0.3%. Outperformance came from a duration overweight in short-end Treasuries, as well as tactical positions that correctly anticipated interest rate moves.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

2

Asset Allocation Bond Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO Asset Allocation Bond Fund Class III Shares and the Citigroup 3 Month Treasury Bill Index

As of February 28, 2013

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2013. All information is unaudited. Performance for classes may vary due to different fees.

*	For the period from March 18, 2009 to March 27, 2009, no Class III shares were outstanding. Performance for that period is that of Class VI, which has lower expenses. Therefore, the performance shown is higher than it would have been if Class III expenses had been applied throughout.

3

Asset Allocation Bond Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2013 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Debt Obligations	99.4%
Mutual Funds	0.3
Short-Term Investments	0.3
Other	0.0 ^

100.0%

^	Rounds to 0.0%.

*	The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”).

4

Asset Allocation Bond Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2013

Par Value ($) / Shares	Description	Value ($)
	DEBT OBLIGATIONS — 99.4%

	U.S. Government — 99.4%
110,000,000	U.S. Treasury Note, 0.50%, due 11/15/13	110,266,420
66,200,000	U.S. Treasury Note, 1.25%, due 08/31/15	67,772,250

	Total U.S. Government	178,038,670

	TOTAL DEBT OBLIGATIONS (COST $177,841,969)	178,038,670

	MUTUAL FUNDS — 0.3%

	United States — 0.3%
	Affiliated Issuers
20,005	GMO U.S. Treasury Fund	500,127

	TOTAL MUTUAL FUNDS (COST $500,127)	500,127

	SHORT-TERM INVESTMENTS — 0.3%

	Money Market Funds — 0.3%
613,517	State Street Institutional Treasury Money Market Fund-Institutional Class, 0.00% (a)	613,517

	TOTAL SHORT-TERM INVESTMENTS (COST $613,517)	613,517

	TOTAL INVESTMENTS — 100.0% (Cost $178,955,613)	179,152,314
	Other Assets and Liabilities (net) — 0.00%	63,039

	TOTAL NET ASSETS — 100.0%	$179,215,353

Notes to Schedule of Investments:

(a)	The rate disclosed is the 7 day net yield as of February 28, 2013. Note: Yield rounds to 0.00%.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 95.

See accompanying notes to the financial statements.	5

Core Plus Bond Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Class III shares of GMO Core Plus Bond Fund returned +8.7% for the fiscal year ended February 28, 2013, as compared with +3.1% for the Barclays U.S. Aggregate Index.

The Fund’s investment exposure was achieved directly through bonds, swaps, and futures and indirectly through investment in underlying GMO Trust mutual funds, including GMO Short-Duration Collateral Fund (SDCF), GMO World Opportunity Overlay Fund (Overlay Fund), GMO Emerging Country Debt Fund (ECDF), and GMO U.S. Treasury Fund (USTF).

The Fund outperformed the benchmark during the fiscal year by 5.5%. Exposures to asset-backed securities held indirectly through SDCF and Overlay Fund were the largest positive contributors for the fiscal year, followed by positive contributions from developed markets interest-rate positioning (primarily through exchange-traded futures and interest-rate swaps), exposure to emerging country debt via ECDF, and developed markets currency selection (primarily through currency forwards and options).

Asset-backed securities, along with subprime mortgages, performed well throughout the fiscal year due to spreads tightening and prices increasing across most sectors. However, SDCF had 30 securities downgraded during the fiscal year, and Overlay Fund had 12, representing 13% and 11% of their respective market values from the beginning of the fiscal year. At fiscal year-end, 16% of SDCF’s portfolio was rated AAA and 6% of Overlay Fund’s asset-backed holdings were rated AAA. Further, 45% of SDCF’s portfolio was rated below BBB at fiscal year-end, and 55% of Overlay Fund’s asset-backed holdings were rated below BBB.

In developed markets currency selection, yen, New Zealand dollar, Swiss franc, and euro positions drove gains, although this performance was offset somewhat by Canadian dollar, Australian dollar, and Norwegian krone positions.

Developed markets interest-rate positioning also contributed positively during the fiscal year: contributions from U.K., U.S., Swiss, Canadian, and opportunistic positions more than offset losses from eurozone, Swedish, Japanese, and Australian positions.

A small exposure to emerging country debt through investment in ECDF added value due to positive contributions from security selection within ECDF.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

6

Core Plus Bond Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO Core Plus Bond Fund Class III Shares and the Barclays U.S. Aggregate Index

As of February 28, 2013

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2013. All information is unaudited. Performance for classes may vary due to different fees.

7

Core Plus Bond Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2013 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Debt Obligations	93.0%
Short-Term Investments	23.6
Options Purchased	0.5
Loan Participations	0.1
Loan Assignments	0.0 ^
Rights/Warrants	0.0 ^
Written Options	(0.0)^
Forward Currency Contracts	(0.1)
Futures Contracts	(0.1)
Reverse Repurchase Agreements	(1.4)
Swap Agreements	(2.7)
Other	(12.9)

100.0%

Country/Region Summary**	% of Investments
United States	104.8%
Canada	20.2
Sweden	9.3
Switzerland	5.4
Emerging***	4.0
Euro Region****	(0.3)
Australia	(11.4)
United Kingdom	(14.8)
Japan	(17.2)

100.0%

^	Rounds to 0.0%

*	The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”).

**	The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments. The table includes exposure through the use of certain derivative financial instruments and excludes exposure through certain currency linked derivatives such as forward currency contracts and currency options. The table is based on duration adjusted net exposures (both investments and derivatives), taking into account the market value of securities and the notional amounts of swaps and other derivative financial instruments. For example, U.S. asset-backed securities represent a relatively small percentage due to their short duration, even though they represent a large percentage of market value (direct and indirect). Duration is based on the Manager’s models. The greater the duration of a bond, the greater its contribution to the concentration percentage. Credit default swap exposures are factored into the duration-adjusted exposure using a reference security and applying the same methodology to that security.

***	The “Emerging” exposure is associated only with investments in the Emerging Country Debt Fund, which is exposed to emerging countries primarily comprised of Venezuela, Mexico, Russia, Turkey, Argentina, Brazil, Philippines, Indonesia, Ukraine and Congo. Additional information about the fund’s emerging country exposure is available in the financial statements of the Emerging Country Debt Fund country/region summary.

****	The “Euro Region” is comprised of Austria, Belgium, Cyprus, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Malta, Netherlands, Portugal, Slovakia, Slovenia and Spain.

8

Core Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2013

Par Value		Description	Value ($)

		DEBT OBLIGATIONS — 58.1%

		Albania — 3.4%
		Foreign Government Obligations
USD	14,281,227	Republic of Albania Par Bond, Zero Coupon, due 08/31/25 (a)	8,140,299

		Australia — 0.1%
		Asset-Backed Securities
USD	127,698	Crusade Global Trust, Series 07-1, Class A1, 3 mo. LIBOR + .06%, 0.36%, due 04/19/38	125,064
USD	184,784	Medallion Trust, Series 05-1G, Class A1, 3 mo. LIBOR + .08%, 0.37%, due 05/10/36	183,658

		Total Australia	308,722

		United Kingdom — 0.2%
		Asset-Backed Securities
USD	389,389	Brunel Residential Mortgages, Series 07-1A, Class A4C, 144A, 3 mo. LIBOR + .10%, 0.51%, due 01/13/39	377,473
USD	21,586	Granite Master Issuer Plc, Series 06-2, Class A4, 1 mo. LIBOR + .08%, 0.28%, due 12/20/54	21,155

		Total United Kingdom	398,628

		United States — 54.4%
		Asset-Backed Securities — 1.7%
USD	288,946	Alliance Bancorp Trust, Series 07-S1, Class A1, 144A, 1 mo. LIBOR + .20%, 0.60%, due 05/25/37 ¿	14,808
USD	964,757	Argent Securities, Inc., Series 06-M1, Class A2C, 1 mo. LIBOR + .15%, 0.35%, due 07/25/36 ¿	366,608
USD	94,117	Argent Securities, Inc., Series 06-M2, Class A2B, 1 mo. LIBOR + .11%, 0.31%, due 09/25/36 ¿	35,765
USD	809,704	Argent Securities, Inc., Series 06-W5, Class A2C, 1 mo. LIBOR + .15%, 0.35%, due 06/25/36 ¿	249,996
USD	112,643	Bayview Commercial Asset Trust, Series 05-4A, Class A2, 144A, 1 mo. LIBOR + .39%, 0.59%, due 01/25/36	86,735
USD	300,000	College Loan Corp. Trust, Series 07-2, Class A1, 3 mo. LIBOR + .25%, 0.55%, due 01/25/24	292,500
USD	167,726	Crest Exeter Street Solar, Series 04-1A, Class A1, 144A, 3 mo. LIBOR + .35%, 0.66%, due 06/28/19	164,372
USD	509,522	First Franklin Mortgage Loan Asset Backed Certificates, Series 06-FF5, Class 2A3, 1 mo. LIBOR + .16%, 0.36%, due 04/25/36 ¿	364,308
USD	364,379	Fremont Home Loan Trust, Series 06-A, Class 1A2, 1 mo. LIBOR + .20%, 0.40%, due 05/25/36 ¿	186,858

Par Value		Description	Value ($)

		Asset-Backed Securities — continued
USD	93,409	Fremont Home Loan Trust, Series 06-B, Class 2A3, 1 mo. LIBOR + .16%, 0.36%, due 08/25/36 ¿	35,495
USD	609,704	GE Business Loan Trust, Series 05-2A, Class A, 144A, 1 mo. LIBOR + .24%, 0.44%, due 11/15/33	530,442
USD	800,000	GS Mortgage Securities Corp., Series 07-EOP, Class A2, 144A, 1 mo. LIBOR + .51%, 1.26%, due 03/06/20	801,520
USD	132,529	Master Asset-Backed Securities Trust, Series 06-FRE2, Class A4, 1 mo. LIBOR + .15%, 0.35%, due 03/25/36 ¿	92,770
USD	643,640	Master Asset-Backed Securities Trust, Series 06-HE2, Class A3, 1 mo. LIBOR + .15%, 0.35%, due 06/25/36 ¿	305,729
USD	484,863	Morgan Stanley Capital, Inc., Series 07-HE4, Class A2C, 1 mo. LIBOR + .23%, 0.43%, due 02/25/37 ¿	208,491
USD	35,945	Residential Funding Mortgage Securities II, Series 03-HS1, Class AII, FGIC, 1 mo. LIBOR + .29%, 0.49%, due 12/25/32	27,318
USD	54,525	SBI Heloc Trust, Series 05-HE1, Class 1A, 144A, FSA, 1 mo. LIBOR + .19%, 0.39%, due 11/25/35	51,908
USD	20,524	Structured Asset Securities Corp., Series 05-S6, Class A2, 1 mo. LIBOR + .29%, 0.78%, due 11/25/35 ¿	19,909
USD	400,000	World Financial Network Credit Card Master Trust, Series 06-A, Class A, 144A, 1 mo. LIBOR + .13%, 0.33%, due 02/15/17	400,004

			4,235,536

		U.S. Government — 39.4%
USD	10,000,000	U.S. Treasury Bond, 3.13%, due 02/15/43	10,065,620
USD	18,359,822	U.S. Treasury Inflation Indexed Note, 0.63%, due 04/15/13 (b) (c)	18,490,342
USD	30,000,000	U.S. Treasury Note, 2.50%, due 03/31/15 (c)	31,401,570
USD	35,000,000	U.S. Treasury Note, 1.63%, due 11/15/22	34,283,585

			94,241,117

		U.S. Government Agency — 13.3%
USD	30,000,000	Federal National Mortage Assoc.,TBA, 3.50%, due 12/01/41	31,725,000

		Total United States	130,201,653

		TOTAL DEBT OBLIGATIONS (COST $135,890,016)	139,049,302

See accompanying notes to the financial statements.	9

Core Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Shares	Description	Value ($)
	MUTUAL FUNDS — 54.8%

	United States — 54.8%
	Affiliated Issuers
1,014,307	GMO Emerging Country Debt Fund, Class IV	10,477,792
7,417,054	GMO Short-Duration Collateral Fund	28,926,511
93,858	GMO Special Purpose Holding Fund (d)	50,683
1,583,502	GMO U.S. Treasury Fund	39,587,555
2,030,456	GMO World Opportunity Overlay Fund	52,142,116

	TOTAL MUTUAL FUNDS (COST $125,172,046)	131,184,657

	SHORT-TERM INVESTMENTS — 0.9%

	Money Market Funds — 0.2%
354,542	State Street Institutional Treasury Plus Money Market Fund-Institutional Class, 0.00% (e)	354,542

	Total Money Market Funds (COST $354,542)	354,542

Par Value ($)	Description	Value ($)
	U.S. Government — 0.7%
1,785,000	U.S. Treasury Bill, 0.11%, due 10/17/13 (c) (f)	1,783,719

	Total U.S. Government (COST $1,782,987)	1,783,719

	TOTAL SHORT-TERM INVESTMENTS (COST $2,137,529)	2,138,261

	TOTAL INVESTMENTS — 113.8% (Cost $263,199,591)	272,372,220
	Other Assets and Liabilities (net) — (13.8%)	(33,014,936)

	TOTAL NET ASSETS — 100.0%	$239,357,284

A summary of outstanding financial instruments at February 28, 2013 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
04/23/2013	BCLY	CAD	2,800,000	USD	2,788,845	$76,852
04/23/2013	CITI	CAD	5,500,000	USD	5,391,469	64,341
04/23/2013	DB	CAD	1,500,000	USD	1,458,491	5,638
03/12/2013	CITI	CHF	4,900,000	USD	5,321,048	92,805
03/12/2013	DB	CHF	12,400,000	USD	13,405,405	174,751
03/26/2013	CITI	EUR	16,100,000	USD	21,231,841	209,181
03/26/2013	DB	EUR	1,300,000	USD	1,700,538	3,056
05/07/2013	BCLY	GBP	6,700,000	USD	10,216,073	55,187
05/07/2013	CITI	GBP	1,300,000	USD	1,983,483	11,968
04/02/2013	BCLY	JPY	620,000,000	USD	7,021,518	331,336
04/02/2013	CITI	JPY	160,000,000	USD	1,790,737	64,238
04/09/2013	CITI	NOK	19,900,000	USD	3,503,881	42,033
04/09/2013	DB	NOK	5,000,000	USD	897,795	27,984
03/05/2013	BCLY	NZD	17,800,000	USD	14,764,157	49,873
03/05/2013	CITI	NZD	4,300,000	USD	3,549,664	(4,910)
03/05/2013	BCLY	USD	9,102,000	NZD	11,100,000	73,761
03/05/2013	CITI	USD	9,146,315	NZD	11,000,000	(53,218)
03/12/2013	CITI	USD	8,711,032	CHF	8,000,000	(175,126)
03/26/2013	CITI	USD	13,124,575	EUR	9,800,000	(328,173)
04/02/2013	CITI	USD	3,177,580	JPY	290,000,000	(48,301)
04/02/2013	DB	USD	1,316,723	JPY	120,000,000	(21,849)
04/09/2013	BCLY	USD	1,880,933	NOK	10,400,000	(71,726)
04/09/2013	DB	USD	12,809,736	NOK	71,700,000	(336,646)
04/16/2013	BCLY	USD	12,804,300	AUD	12,300,000	(281,420)
04/16/2013	CITI	USD	2,976,638	AUD	2,900,000	(24,089)
04/30/2013	CITI	USD	2,506,516	SEK	15,900,000	(51,094)
04/30/2013	DB	USD	1,992,657	SEK	12,800,000	(15,965)
05/14/2013	BCLY	USD	14,696,356	NZD	17,800,000	(49,716)

						$(179,229)

10	See accompanying notes to the financial statements.

Core Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2013

Futures Contracts

Number of Contracts	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Buys
372	Canadian Government Bond 10 Yr.	June 2013	$48,477,058	$425,623
407	U.S. Treasury Note 10 Yr. (CBT)	June 2013	53,539,578	1,959
388	U.S. Treasury Note 5 Yr. (CBT)	June 2013	48,105,937	50,367
14	U.S. Treasury Note 2 Yr. (CBT)	June 2013	3,086,563	413

			$153,209,136	$478,362

Number of Contracts	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Sales
129	Australian Government Bond 10 Yr.	March 2013	$16,197,245	$111,570
3	Euro Bund	March 2013	568,658	(6,468)
34	Japanese Government Bond 10 Yr. (TSE)	March 2013	53,443,295	(328,381)
219	UK Gilt Long Bond	June 2013	38,791,379	(467,687)
6	U.S. Treasury Bond 30 Yr. (CBT)	June 2013	862,688	(245)

			$109,863,265	$(691,211)

Swap Agreements

Credit Default Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) ^	Annual Premium	Implied Credit Spread (1)	Reference Entity	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)		Net Unrealized Appreciation/ (Depreciation)
2,000,000	USD	12/20/2013	BCLY	Receive	0.25%	0.51%	SLM Corp.	2,000,000	USD	$(3,406)
40,000,000	USD	12/20/2015	BCLY	(Pay)	1.00%	0.49%	CDX.NA.IG.19	N/A		(646,297)
40,000,000	USD	12/20/2022	BCLY	Receive	1.00%	1.31%	CDX.NA.IG.19	40,000,000	USD	(969,101)

										$(1,618,804)

							Premiums to (Pay) Receive			$1,604,757

^	Receive - Fund receives premium and sells credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(Pay) - Fund pays premium and buys credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(1)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on the reference security, as of February 28, 2013, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection. Wider (i.e., higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See accompanying notes to the financial statements.	11

Core Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2013

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)#	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
1,200,000	CHF	3/20/2023	BCLY	Receive	1.00%	6 Month CHF LIBOR	$(15,410)
2,700,000	CHF	3/20/2023	CITI	Receive	1.00%	6 Month CHF LIBOR	(34,674)
4,800,000	CHF	3/20/2023	DB	Receive	1.00%	6 Month CHF LIBOR	(61,642)
47,400,000	SEK	3/20/2023	BCLY	Receive	2.25%	3 Month SEK STIBOR	(78,801)
23,800,000	SEK	3/20/2023	CITI	Receive	2.25%	3 Month SEK STIBOR	(39,567)
30,700,000	SEK	3/20/2023	DB	Receive	2.25%	3 Month SEK STIBOR	(51,038)

							$(281,132)

						Premiums to (Pay) Receive	$55,938

#	Receive - Fund receives fixed rate and pays variable rate. (Pay) - Fund pays fixed rate and receives variable rate.

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Fund Pays	Fund Receives	Net Unrealized Appreciation/ (Depreciation)
25,000,000	USD	3/28/2013	JPM	1 Month LIBOR + 0.05%	Barclays MBS Fixed Rate Index	$—

				Premiums to (Pay) Receive		$—

As of February 28, 2013, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

¿	These securities are primarily backed by subprime mortgages.

(a)	Security is backed by U.S. Treasury bonds.

(b)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic (Note 2).

(c)	All or a portion of this security has been pledged to cover margin requirements on futures contracts, collateral on swap agreements, forward currency contracts, and/or written options, if any. (Note 4).

(d)	Underlying investment represents interests in defaulted claims. See “Other matters” in Notes to Financial Statements for additional information.

(e)	The rate disclosed is the 7 day net yield as of February 28, 2013. Note: Yield rounds to 0.00%.

(f)	The rate shown represents yield-to-maturity.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 95.

12	See accompanying notes to the financial statements.

This page has been left blank intentionally.

Currency Hedged International Bond Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO Currency Hedged International Bond Fund returned +9.4% for the fiscal year ended February 28, 2013, as compared with +5.2% for the J.P. Morgan GBI Global ex-Japan ex-U.S. (Hedged) + Index.

The Fund’s investment exposure was achieved directly through bonds, swaps, and futures and indirectly through investment in underlying GMO Trust mutual funds, including GMO Short-Duration Collateral Fund (SDCF), GMO World Opportunity Overlay Fund (Overlay Fund), GMO Emerging Country Debt Fund (ECDF), and GMO U.S. Treasury Fund (USTF).

The Fund outperformed the benchmark during the fiscal year by 4.2%. Exposures to asset-backed securities held indirectly through SDCF and Overlay Fund were the largest positive contributors for the fiscal year, followed by positive contributions from developed markets interest-rate positioning (primarily through exchange-traded futures and interest-rate swaps), exposure to emerging country debt via ECDF, and developed markets currency selection (primarily through currency forwards and options).

Asset-backed securities, along with subprime mortgages, performed well throughout the fiscal year due to spreads tightening and prices increasing across most sectors. However, SDCF had 30 securities downgraded during the fiscal year, and Overlay Fund had 12, representing 13% and 11% of their respective market values from the beginning of the fiscal year. At fiscal year-end, 16% of SDCF’s portfolio was rated AAA and 6% of Overlay Fund’s asset-backed holdings were rated AAA. Further, 45% of SDCF’s portfolio was rated below BBB at fiscal year-end, and 55% of Overlay Fund’s asset-backed holdings were rated below BBB.

In developed markets currency selection, yen, New Zealand dollar, Swiss franc, and euro positions drove gains, although this performance was offset somewhat by Canadian dollar, Australian dollar, and Norwegian krone positions.

Developed markets interest-rate positioning also contributed positively during the fiscal year: contributions from U.K., U.S., Swiss, Canadian, and opportunistic positions more than offset losses from eurozone, Swedish, Japanese, and Australian positions.

A small exposure to emerging country debt through investment in ECDF added value due to positive contributions from security selection within ECDF.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

14

Currency Hedged International Bond Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO Currency Hedged International Bond Fund Class III Shares and the J.P. Morgan GBI Global ex Japan ex U.S. (Hedged) + As of February 28, 2013

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2013. All information is unaudited.

*	J.P. Morgan GBI Global ex Japan ex U.S. (Hedged) + represents the J.P. Morgan GBI Global prior to December 31, 2003 and the J.P. Morgan GBI Global ex Japan ex U.S. (Hedged) thereafter.

15

Currency Hedged International Bond Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2013 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Debt Obligations	84.4%
Short-Term Investments	17.9
Options Purchased	0.5
Forward Currency Contracts	0.4
Loan Participations	0.1
Loan Assignments	0.0 ^
Rights/Warrants	0.0 ^
Written Options	(0.0)^
Futures Contracts	(0.0)^
Reverse Repurchase Agreements	(1.4)
Swap Agreements	(2.2)
Other	0.3

100.0%

Country/Region Summary**	% of Investments
Euro Region***	66.6%
Canada	24.5
United States	13.1
Sweden	10.5
Switzerland	5.8
Emerging****	4.1
United Kingdom	2.0
Australia	(8.9)
Japan	(17.7)

100.0%

*	The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”).

**	The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments. The table includes exposure through the use of certain derivative financial instruments and excludes exposure through certain currency linked derivatives such as forward currency contracts and currency options. The table is based on duration adjusted net exposures (both investments and derivatives), taking into account the market value of securities and the notional amounts of swaps and other derivative financial instruments. For example, U.S. asset-backed securities represent a relatively small percentage due to their short duration, even though they represent a large percentage of market value (direct and indirect). Duration is based on the Manager’s models. The greater the duration of a bond, the greater its contribution to the concentration percentage. Credit default swap exposures are factored into the duration-adjusted exposure using a reference security and applying the same methodology to that security.

***	The “Euro Region” is comprised of Austria, Belgium, Cyprus, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Malta, Netherlands, Portugal, Slovakia, Slovenia and Spain.

****	The “Emerging” exposure is associated only with investments in the Emerging Country Debt Fund, which is exposed to emerging countries primarily comprised of Venezuela, Mexico, Russia, Turkey, Argentina, Brazil, Philippines, Indonesia, Ukraine and Congo. Additional information about the fund’s emerging country exposure is available in the financial statements of the Emerging Country Debt Fund country/region summary.

^	Rounds to 0.0%

16

Currency Hedged International Bond Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2013

Par Value		Description	Value ($)
		DEBT OBLIGATIONS — 46.2%

		Canada — 13.2%
		Foreign Government Obligations
CAD	4,000,000	Government of Canada, 1.50%, due 06/01/23	3,713,940
CAD	5,000,000	Government of Canada, 3.50%, due 06/01/20	5,466,133

		Total Canada	9,180,073

		France — 7.1%
		Foreign Government Obligations
EUR	3,300,000	Government of France, 4.00%, due 10/25/38	4,955,637

		Germany — 4.0%
		Foreign Government Obligations
EUR	1,500,000	Republic of Deutschland, 4.75%, due 07/04/34 (b)	2,793,550

		Italy — 9.3%
		Foreign Government Obligations
EUR	5,100,000	Italy Buoni Poliennali Del Tesoro, 5.00%, due 08/01/34	6,485,852

		Netherlands — 1.2%
		Foreign Government Obligations
EUR	500,000	Netherlands Government Bond, Reg 3.75%, due 01/15/42	819,918

		Spain — 3.1%
		Foreign Government Obligations
EUR	1,900,000	Government of Spain, 4.70%, due 07/30/41	2,120,319

		United Kingdom — 2.8%
		Foreign Government Obligations
GBP	1,000,000	United Kingdom Gilt, 4.75%, due 12/07/30	1,929,839

		United States — 5.5%
		U.S. Government
USD	3,802,330	U.S. Treasury Inflation Indexed Note, 0.63%, due 04/15/13 (a) (b)	3,829,361

		TOTAL DEBT OBLIGATIONS (COST $30,291,874)	32,114,549

Shares / Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 51.4%

	United States
	Affiliated Issuers
300,941	GMO Emerging Country Debt Fund, Class IV	3,108,722
2,683,050	GMO Short-Duration Collateral Fund	10,463,896
5,496	GMO Special Purpose Holding Fund (c)	2,968
268,784	GMO U.S. Treasury Fund	6,719,605
599,715	GMO World Opportunity Overlay Fund	15,400,692

	TOTAL MUTUAL FUNDS (COST $33,194,430)	35,695,883

	SHORT-TERM INVESTMENTS — 1.9%

	Money Market Funds — 0.5%
355,500	State Street Institutional Treasury Plus Money Market Fund-Institutional Class, 0.00% (d)	355,500

	U.S. Government — 1.4%
995,000	U.S. Treasury Bill, 0.11%, due 10/17/13 (b) (e)	994,286

	TOTAL SHORT-TERM INVESTMENTS (COST $1,349,377)	1,349,786

	TOTAL INVESTMENTS — 99.5% (Cost $64,835,681)	69,160,218
	Other Assets and Liabilities (net) — 0.5%	367,060

	TOTAL NET ASSETS — 100.0%	$69,527,278

See accompanying notes to the financial statements.	17

Currency Hedged International Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2013

A summary of outstanding financial instruments at February 28, 2013 is as follows:

Forward Currency Contracts

Settlement Date	Counter party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
04/23/2013	BCLY	CAD	6,400,000	USD	6,374,502	$175,663
04/23/2013	CITI	CAD	1,700,000	USD	1,666,055	19,488
04/23/2013	DB	CAD	4,300,000	USD	4,287,304	122,459
03/12/2013	CITI	CHF	1,500,000	USD	1,629,775	29,293
03/12/2013	DB	CHF	3,600,000	USD	3,891,892	50,734
03/26/2013	CITI	EUR	18,430,000	USD	24,203,692	138,622
03/26/2013	DB	EUR	400,000	USD	523,242	940
05/07/2013	BCLY	GBP	3,200,000	USD	4,879,318	26,358
05/07/2013	CITI	GBP	400,000	USD	610,302	3,682
04/02/2013	BCLY	JPY	180,000,000	USD	2,038,505	96,194
04/02/2013	CITI	JPY	50,000,000	USD	557,539	18,008
04/09/2013	CITI	NOK	5,800,000	USD	1,021,250	12,269
04/09/2013	DB	NOK	1,400,000	USD	251,383	7,836
03/05/2013	BCLY	NZD	5,200,000	USD	4,313,124	14,570
03/05/2013	CITI	NZD	1,000,000	USD	826,034	(611)
03/05/2013	BCLY	USD	2,542,000	NZD	3,100,000	20,600
03/05/2013	CITI	USD	2,578,066	NZD	3,100,000	(15,466)
03/12/2013	CITI	USD	2,613,277	CHF	2,400,000	(52,506)
03/26/2013	CITI	USD	4,280,856	EUR	3,200,000	(102,439)
04/02/2013	CITI	USD	984,273	JPY	90,000,000	(13,118)
04/02/2013	DB	USD	438,908	JPY	40,000,000	(7,283)
04/09/2013	BCLY	USD	542,577	NOK	3,000,000	(20,690)
04/09/2013	DB	USD	3,716,032	NOK	20,800,000	(97,618)
04/16/2013	BCLY	USD	3,747,600	AUD	3,600,000	(82,367)
04/16/2013	CITI	USD	820,465	AUD	800,000	(5,969)
04/30/2013	CITI	USD	725,156	SEK	4,600,000	(14,782)
04/30/2013	DB	USD	576,002	SEK	3,700,000	(4,615)
05/14/2013	BCLY	USD	4,293,318	NZD	5,200,000	(14,524)

						$304,728

Futures Contracts

Number of Contracts	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Buys
12	Australian Government Bond 3 Yr.	March 2013	$1,343,090	$(4,877)
56	Canadian Government Bond 10 Yr.	June 2013	7,297,622	64,072
132	Euro BOBL	March 2013	22,016,506	102,600
78	U.S. Treasury Note 10 Yr. (CBT)	June 2013	10,260,656	375

			$40,917,874	$162,170

Sales
32	Australian Government Bond 10 Yr.	March 2013	$4,017,921	$23,894
24	Euro Bund	March 2013	4,549,264	(74,919)
10	Japanese Government Bond 10 Yr. (TSE)	March 2013	15,718,616	(98,185)
9	U.S. Treasury Note 2 Yr. (CBT)	June 2013	1,984,219	(431)
3	U.S. Treasury Bond 30 Yr. (CBT)	June 2013	431,344	(122)
6	UK Gilt Long Bond	June 2013	1,062,778	(12,813)

			$27,764,142	$(162,576)

18	See accompanying notes to the financial statements.

Swap Agreements

Credit Default Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) ^	Annual Premium	Implied Credit Spread (1)	Reference Entity	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)	Net Unrealized Appreciation/ (Depreciation)
14,000,000	USD	3/20/2014	DB	(Pay)	1.70%	1.46%	Republic of Italy	NA	$(82,027)

							Premiums to (Pay) Receive		$—

^	Receive - Fund receives premium and sells credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(Pay) - Fund pays premium and buys credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the

Currency Hedged International Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2013

referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(1)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on the reference security, as of February 28, 2013, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection. Wider (i.e., higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)#	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
300,000	CHF	3/20/2023	BCLY	Receive	1.00%	6 Month CHF LIBOR	$(3,853)
600,000	CHF	3/20/2023	CITI	Receive	1.00%	6 Month CHF LIBOR	(7,705)
1,800,000	CHF	3/20/2023	DB	Receive	1.00%	6 Month CHF LIBOR	(23,116)
17,500,000	SEK	3/20/2023	BCLY	Receive	2.25%	3 Month SEK STIBOR	(29,093)
7,000,000	SEK	3/20/2023	CITI	Receive	2.25%	3 Month SEK STIBOR	(11,637)
8,700,000	SEK	3/20/2023	DB	Receive	2.25%	3 Month SEK STIBOR	(14,464)

							$(89,868)

						Premiums to (Pay) Receive	$19,672

#	Receive - Fund receives fixed rate and pays variable rate. (Pay) - Fund pays fixed rate and receives variable rate.

As of February 28, 2013, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

(a)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.

(b)	All or a portion of this security has been pledged to cover margin requirements on futures contracts, collateral on swap agreements, forward currency contracts, and/or written options, if any.

(c)	Underlying investment represents interests in defaulted claims. See “Other matters” in Notes to Financial Statements for additional information.

(d)	The rate disclosed is the 7 day net yield as of February 28, 2013. Note: Yield rounds to 0.00%.

(e)	The rate shown represents yield-to-maturity.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 95.

See accompanying notes to the financial statements.	19

Debt Opportunities Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Class VI shares of GMO Debt Opportunities Fund returned +11.6% for the fiscal year ended February 28, 2013, as compared with +0.7% for the J.P. Morgan U.S. 3 Month Cash Index.

Debt Opportunities Fund outperformed its benchmark during the fiscal year by 10.9%, with positive performance attributable to the spread tightening in asset-backed security holdings.

Asset-backed securities, along with subprime mortgages, performed well throughout the fiscal year due to spreads tightening and prices increasing across most sectors. However, Debt Opportunities Fund had 33 securities downgraded during the fiscal year, representing 8% of its market value. At fiscal period-end, about 18% of Debt Opportunities Fund’s portfolio was rated AAA, 39% of the portfolio was rated single-A or better, and 30% of the portfolio was rated below BBB.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

20

Debt Opportunities Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $300,000,000 Investment in

GMO Debt Opportunities Fund Class VI Shares and the J.P. Morgan U.S. 3 Month Cash Index

As of February 28, 2013

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .40% on the purchase and .40% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

21

Debt Opportunities Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2013 (Unaudited)

Asset Class Summary	% of Total Net Assets
Debt Obligations	90.3%
Short-Term Investments	6.1
Mutual Funds	3.5
Other	0.1

100.0%

Industry Sector Summary	% of Debt Obligations
Auto Financing	24.3%
Residential Asset-Backed Securities (United States)	21.7
Student Loans	16.2
Business Loans	10.7
Time Share	7.3
Other	7.0
Credit Cards	4.3
Residential Mortgage-Backed Securities (Australian)	2.0
Residential Mortgage-Backed Securities (European)	1.9
Residential Mortgage-Backed Securities (United States)	1.1
CMBS	0.9
Corporate Collateralized Debt Obligations	0.7
Insured Other	0.6
CMBS Collateralized Debt Obligations	0.5
Insured Residential Asset-Backed Securities (United States)	0.2
Insured Residential Mortgage-Backed Securities (United States)	0.2
U.S. Government Agency	0.2
Insured Time Share	0.1
Airlines	0.1
U.S. AIDS	0.0	^
U.S. Government & Agencies	0.0	^
Insured Business Loans	0.0	^

	100.0%

^	Rounds to 0.0%.

22

Debt Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2013

Par Value ($)	Description	Value ($)
	DEBT OBLIGATIONS — 90.3%

	Asset-Backed Securities — 90.1%
	Airlines — 0.1%
1,487,879	Aircraft Finance Trust, Series 99-1A, Class A1, 144A, 1 mo. LIBOR + .48%, 0.68%, due 05/15/24	699,304

	Auto Financing — 21.9%
10,000,000	Ally Auto Receivables Trust, Series 12-A, Class D, 144A, 3.15%, due 10/15/18	10,473,000
10,000,000	Ally Master Owner Trust, Series 10-3, Class A, 144A, 2.88%, due 04/15/15	10,025,000
5,000,000	Ally Master Owner Trust, Series 12-1, Class D, 144A, 3.12%, due 02/15/17	5,088,200
5,500,000	Ally Master Owner Trust, Series 12-3, Class D, 144A, 1 mo. LIBOR + 2.35%, 2.55%, due 06/15/17	5,630,625
6,530,000	American Credit Acceptance Receivables Trust, Series 11-1I, Class D, 8.07%, due 07/16/18	6,828,950
12,962,000	AmeriCredit Automobile Receivables Trust, Series 12-3, Class E, 144A, 4.46%, due 11/08/19	13,739,720
3,500,000	AmeriCredit Automobile Receivables Trust, Series 13-1, Class E, 144A, 2.64%, due 07/08/20	3,509,891
3,440,000	Avis Budget Rental Car Funding AESOP LLC, Series 10-5A, Class B, 144A, 5.11%, due 03/20/17	3,741,688
13,375,000	Avis Budget Rental Car Funding AESOP LLC, Series 11-5A, Class B, 144A, 4.72%, due 02/20/18	14,518,145
3,000,000	Avis Budget Rental Car Funding AESOP LLC, Series 12-2A, Class B, 144A, 3.89%, due 05/20/18	3,201,870
10,000,000	Avis Budget Rental Car Funding AESOP LLC, Series 13-1A, Class B, 144A, 2.62%, due 09/20/19	10,060,643
12,895,802	California Republic Auto Receivables Trust, Series 12-1, Class A, 144A, 1.18%, due 08/15/17	12,901,850
4,500,000	California Republic Auto Receivables Trust, Series 12-1, Class C, 144A, 3.00%, due 01/15/20	4,556,250
3,600,000	Chesapeake Funding LLC, Series 12-2A, Class C, 144A, 1 mo. LIBOR + 1.55%, 1.75%, due 05/07/24	3,633,750
2,500,000	Chesapeake Funding LLC, Series 12-2A, Class D, 144A, 1 mo. LIBOR + 1.85%, 2.05%, due 05/07/24	2,511,914
1,375,194	CPS Auto Trust, Series 10-PG5, Class A, 144A, 9.25%, due 01/15/18	1,426,334
999,999	CPS Auto Trust, Series 12-A, Class C, 144A, 6.51%, due 06/17/19	1,042,938
2,000,000	CPS Auto Trust, Series 12-D, Class D, 144A, 4.82%, due 03/16/20	2,087,540
800,000	CPS Auto Trust, Series 12-D, Class E, 144A, 7.26%, due 03/16/20	815,200
5,000,000	DT Auto Owner Trust, Series 12-2A, Class D, 144A, 4.35%, due 03/15/19	5,132,031

Par Value ($)	Description	Value ($)
	Auto Financing — (continued)
1,315,000	Ford Credit Floorplan Master Owner Trust, Series 10-5, Class D, 144A, 2.41%, due 09/15/15	1,401,908
1,000,000	Ford Credit Floorplan Master Owner Trust, Series 11-2, Class C, 2.37%, due 09/15/15	1,008,516
3,375,000	Ford Credit Floorplan Master Owner Trust, Series 10-3, Class C, 144A, 4.99%, due 02/15/17	3,618,101
4,824,000	Ford Credit Floorplan Master Owner Trust, Series 13-1, Class D, 1.82%, due 01/15/18	4,829,644
2,000,000	Ford Credit Floorplan Master Owner Trust, Series 12-2, Class C, 2.86%, due 01/15/19	2,078,000
5,490,000	Ford Credit Floorplan Master Owner Trust, Series 12-5, Class D, 2.73%, due 09/15/19	5,602,373
5,000,000	Hertz Vehicle Financing LLC, Series 09-2A, Class B2, 144A, 5.93%, due 03/25/16	5,401,562
7,500,000	Hertz Vehicle Financing LLC, Series 13-1A, Class B1, 144A, 1.86%, due 08/25/17	7,499,250
3,000,000	Santander Consumer Acquired Receivables Trust, Series 11-WO, Class C, 144A, 3.19%, due 10/15/15	3,067,500
5,000,000	Santander Drive Auto Receivables Trust, Series 10-2, Class C, 3.89%, due 07/17/17	5,150,000
5,750,000	Santander Drive Auto Receivables Trust, Series 11-4, Class D, 4.74%, due 09/15/17	6,109,375
5,000,000	Santander Drive Auto Receivables Trust, Series 12-2, Class D, 3.87%, due 02/15/18	5,284,000
6,000,000	Santander Drive Auto Receivables Trust, Series 13-1, Class C, 1.76%, due 01/15/19	6,048,780

	Total Auto Financing	178,024,548

	Business Loans — 9.7%
209,570	Bayview Commercial Asset Trust, Series 04-1, Class A, 144A, 1 mo. LIBOR + .36%, 0.56%, due 04/25/34	195,948
324,481	Bayview Commercial Asset Trust, Series 04-3, Class A1, 144A, 1 mo. LIBOR + .37%, 0.57%, due 01/25/35	295,278
1,051,331	Bayview Commercial Asset Trust, Series 05-4A, Class A2, 144A, 1 mo. LIBOR + .39%, 0.59%, due 01/25/36	809,525
725,155	Bayview Commercial Asset Trust, Series 07-3, Class A1, 144A, 1 mo. LIBOR + .24%, 0.44%, due 07/25/37	551,118
653,518	Bayview Financial Acquisition Trust, Series 04-B, Class A1, 144A, 1 mo. LIBOR + .50%, 1.20%, due 05/28/39	277,745
726,131	Bayview Financial Acquisition Trust, Series 04-B, Class A2, 144A, 1 mo. LIBOR + .65%, 1.50%, due 05/28/39	272,299
1,395,286	Bayview Financial Acquisition Trust, Series 05-A, Class A1, 144A, 1 mo. LIBOR + .50%, 1.20%, due 02/28/40	961,631
5,000,000	CIT Equipment Collateral, Series 12-VT1, Class D, 144A, 4.12%, due 10/21/19	5,117,900

See accompanying notes to the financial statements.	23

Debt Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Par Value ($)	Description	Value ($)
	Business Loans — (continued)
240,409	GE Business Loan Trust, Series 04-1, Class A, 144A, 1 mo. LIBOR + .29%, 0.49%, due 05/15/32	223,580
562,803	GE Business Loan Trust, Series 05-2A, Class A, 144A, 1 mo. LIBOR + .24%, 0.44%, due 11/15/33	489,639
10,844,297	GE Business Loan Trust, Series 06-2A, Class A, 144A, 1 mo. LIBOR + .18%, 0.38%, due 11/15/34	9,163,431
17,841,834	GE Business Loan Trust, Series 07-1A, Class A, 144A, 1 mo. LIBOR + .17%, 0.37%, due 04/16/35	16,236,069
18,236,775	GE Business Loan Trust, Series 07-1A, Class D, 144A, 1 mo. LIBOR + 1.00%, 1.20%, due 04/16/35	12,583,375
5,800,000	GE Dealer Floorplan Master Note Trust, Series 12-4, Class B, 1 mo. LIBOR + .70%, 0.90%, due 10/20/17	5,807,635
4,500,000	Great America Leasing Receivables, Series 09-1, Class C, 144A, 6.48%, due 12/15/16	4,528,125
3,000,000	Great America Leasing Receivables, Series 12-1, Class C, 144A, 3.00%, due 11/15/18	3,144,000
699,425	Lehman Brothers Small Balance Commercial, Series 05-1A, Class A, 144A, 1 mo. LIBOR + .25%, 0.45%, due 02/25/30	602,792
556,151	Lehman Brothers Small Balance Commercial, Series 05-2A, Class 1A, 144A, 1 mo. LIBOR + .25%, 0.45%, due 09/25/30	472,728
523,010	Lehman Brothers Small Balance Commercial, Series 07-3A, Class 1A2, 144A, 1 mo. LIBOR + .85%, 1.05%, due 10/25/37	499,312
2,500,000	Navistar Financial Corp. Owner Trust, Series 12-A, Class C, 144A, 2.55%, due 01/18/19	2,521,875
5,000,000	Navistar Financial Corp. Owner Trust, Series 12-A, Class D, 144A, 3.29%, due 01/18/19	5,040,625
2,000,000	Navistar Financial Dealer Note Master Trust, Series 11-1, Class C, 144A, 1 mo. LIBOR + 2.50%, 2.70%, due 10/25/16	2,007,200
7,000,000	Navistar Financial Dealer Note Master Trust, Series 13-1, Class D, 144A, 1 mo. LIBOR + 2.25%, 2.45%, due 01/25/18	7,000,000

	Total Business Loans	78,801,830

	CMBS — 0.8%
51,695	Citigroup/Deutsche Bank Commercial Mortgage, Series 05-CD1, Class A2FL, 1 mo. LIBOR + .12%, 0.32%, due 07/15/44	51,695
5,100,000	Commercial Mortgage Pass-Through Certificates, Series 06-FL12, Class AJ, 144A, 1 mo. LIBOR + .13%, 0.33%, due 12/15/20	4,921,500
439,421	GS Mortgage Securities Corp., Series 07-EOP, Class A1, 144A, 1 mo. LIBOR + .35%, 1.10%, due 03/06/20	439,816

Par Value ($)	Description	Value ($)
	CMBS — (continued)
800,000	GS Mortgage Securities Corp., Series 07-EOP, Class A2, 144A, 1 mo. LIBOR + .51%, 1.26%, due 03/06/20	801,520

	Total CMBS	6,214,531

	CMBS Collateralized Debt Obligations — 0.4%
1,499,437	American Capital Strategies Ltd. Commercial Real Estate CDO Trust, Series 07-1A, Class A, 144A, 3 mo. LIBOR + .80%, 1.09%, due 11/23/52	1,500
350,700	Crest Exeter Street Solar, Series 04-1A, Class A1, 144A, 3 mo. LIBOR + .35%, 0.66%, due 06/28/19	343,686
69,036	G-Force LLC, Series 05-RR2, Class A2, 144A, 5.16%, due 12/25/39	69,381
3,266,523	Marathon Real Estate CDO, Series 06-1A, Class A1, 144A, 1 mo. LIBOR + .33%, 0.53%, due 05/25/46	3,005,201

	Total CMBS Collateralized Debt Obligations	3,419,768

	Corporate Collateralized Debt Obligations — 0.6%
5,200,000	Morgan Stanley ACES SPC, Series 06-13A, Class A, 144A, 3 mo. LIBOR + .29%, 0.60%, due 06/20/13	5,203,640

	Credit Cards — 3.9%
4,750,000	1st Financial Bank USA, Series 10-C, Class D, 144A, 8.35%, due 09/17/18	4,893,984
8,260,000	1st Financial Bank USA, Series 10-D, Class D, 144A, 7.86%, due 06/17/19	8,654,931
4,000,000	Capital One Multi-Asset Execution Trust, Series 03-C3, Class C3, 1 mo. LIBOR + 2.25%, 2.45%, due 07/15/16	4,016,000
10,000,000	Citibank Credit Card Issuance Trust, Series 05-C2, Class C2, 1 mo. LIBOR + .47%, 0.67%, due 03/24/17	10,004,688
4,000,000	World Financial Network Credit Card Master Trust, Series 06-A, Class B, 144A, 1 mo. LIBOR + .35%, 0.55%, due 02/15/17	3,998,906

	Total Credit Cards	31,568,509

	Insured Business Loans — 0.0%
198,318	CNL Commercial Mortgage Loan Trust, Series 03-2A, Class A1, 144A, AMBAC, 1 mo. LIBOR + .44%, 0.64%, due 10/25/30	143,880

	Insured Other — 0.5%
317,659	CLI Funding LLC, Series 06-1A, Class A, 144A, AMBAC, 1 mo. LIBOR + .18%, 0.38%, due 08/18/21	312,300
151,667	GE Seaco Finance SRL, Series 04-1A, Class A, 144A, AMBAC, 1 mo. LIBOR + .30%, 0.50%, due 04/17/19	151,335

24	See accompanying notes to the financial statements.

Debt Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Par Value ($)	Description	Value ($)
	Insured Other — (continued)
1,029,484	Henderson Receivables LLC, Series 06-3A, Class A1, 144A, MBIA, 1 mo. LIBOR + .20%, 0.40%, due 09/15/41	968,961
1,460,832	Henderson Receivables LLC, Series 06-4A, Class A1, 144A, MBIA, 1 mo. LIBOR + .20%, 0.40%, due 12/15/41	1,379,516
608,444	TIB Card Receivables Fund, Series 2005-B,144A, FGIC, 3 mo. LIBOR + .25%, 0.56%, due 01/05/14	547,600
300,000	Toll Road Investment Part II, Series 1999B, 144A, MBIA, due 02/15/30	81,375
4,200,000	Toll Road Investment Part II, Series C, 144A, MBIA, due 02/15/37	664,440

	Total Insured Other	4,105,527

	Insured Residential Asset-Backed Securities (United States) ¿— 0.2%
631,413	Ameriquest Mortgage Securities, Inc., Series 04-R6, Class A1, XL, 1 mo. LIBOR + .21%, 0.62%, due 07/25/34	571,429
195,340	Citigroup Mortgage Loan Trust, Inc., Series 03-HE3, Class A, AMBAC, 1 mo. LIBOR + .38%, 0.58%, due 12/25/33	179,713
56,228	Quest Trust, Series 04-X1, Class A, 144A, AMBAC, 1 mo. LIBOR + .33%, 0.53%, due 03/25/34	52,855
751,522	Residential Asset Mortgage Products, Inc., Series 05-RS9, Class AI3, FGIC, 1 mo. LIBOR + .22%, 0.42%, due 11/25/35	661,339

	Total Insured Residential Asset-Backed Securities (United States)	1,465,336

	Insured Residential Mortgage-Backed Securities (United States) — 0.2%
42,314	Chevy Chase Mortgage Funding Corp., Series 03-4A, Class A1, 144A, AMBAC, 1 mo. LIBOR + .34%, 0.54%, due 10/25/34	31,735
106,942	Chevy Chase Mortgage Funding Corp., Series 04-1A, Class A2, 144A, AMBAC, 1 mo. LIBOR + .33%, 0.53%, due 01/25/35	79,405
835,587	Countrywide Home Equity Loan Trust, Series 07-E, Class A, MBIA, 1 mo. LIBOR + .15%, 0.35%, due 06/15/37	541,043
423,799	GMAC Mortgage Corp. Loan Trust, Series 04-HE3, Class A3, FSA, 1 mo. LIBOR + .23%, 0.43%, due 10/25/34	341,624
16,335	GreenPoint Home Equity Loan Trust, Series 04-1, Class A, AMBAC, 1 mo. LIBOR + .23%, 0.66%, due 07/25/29	15,702
25,771	GreenPoint Home Equity Loan Trust, Series 04-4, Class A, AMBAC, 1 mo. LIBOR + .28%, 0.76%, due 08/15/30	21,197
42,811	Lehman ABS Corp., Series 04-2, Class A, AMBAC, 1 mo. LIBOR + .22%, 0.64%, due 06/25/34	38,530

Par Value ($)	Description	Value ($)
	Insured Residential Mortgage-Backed Securities (United States) — (continued)
9,803	Residential Funding Mortgage Securities II, Series 03-HS1, Class AII, FGIC, 1 mo. LIBOR + .29%, 0.49%, due 12/25/32	7,450
258,993	SBI Heloc Trust, Series 05-HE1, Class 1A, 144A, FSA, 1 mo. LIBOR + .19%, 0.39%, due 11/25/35	246,561

	Total Insured Residential Mortgage-Backed Securities (United States)	1,323,247

	Insured Time Share — 0.1%
130,092	Sierra Receivables Funding Co., Series 07-1A, Class A2, 144A, FGIC, 1 mo. LIBOR + .15%, 0.35%, due 03/20/19	129,930
650,473	Sierra Receivables Funding Co., Series 07-2A, Class A2, 144A, MBIA, 1 mo. LIBOR + 1.00%, 1.20%, due 09/20/19	650,473

	Total Insured Time Share	780,403

	Other — 6.3%
10,835,000	Dominos Pizza Master Issuer LLC, Series 12-1A, Class A2, 144A, 5.22%, due 01/25/42	12,230,006
9,431,325	Fairway Outdoor Funding LLC, Series 12-1A, Class A2, 144A, 4.21%, due 10/15/42	9,946,653
20,698,726	Sonic Capital LLC, Series 11-1A, Class A2, 144A, 5.44%, due 05/20/41	23,260,193
6,000,000	Trafigura Securitisation Finance Plc, Series 12-1A, Class A, 144A, 1 mo. LIBOR + 2.40%, 2.60%, due 10/15/15	6,129,375

	Total Other	51,566,227

	Residential Asset-Backed Securities (United States) ¿— 19.6%
104,471	Accredited Mortgage Loan Trust, Series 04-4, Class A1B, 1 mo. LIBOR + .39%, 0.59%, due 01/25/35	95,853
423,010	ACE Securities Corp., Series 06-SL1, Class A, 1 mo. LIBOR + .16%, 0.52%, due 09/25/35	152,283
238,808	ACE Securities Corp., Series 06-ASL1, Class A, 1 mo. LIBOR + .14%, 0.34%, due 02/25/36	87,165
360,984	ACE Securities Corp., Series 06-ASP2, Class A2C, 1 mo. LIBOR + .18%, 0.38%, due 03/25/36	346,996
904,848	ACE Securities Corp., Series 06-OP1, Class A2C, 1 mo. LIBOR + .15%, 0.35%, due 04/25/36	824,543
1,222,329	ACE Securities Corp., Series 06-HE2, Class A2C, 1 mo. LIBOR + .16%, 0.36%, due 05/25/36	757,844
83,714	ACE Securities Corp., Series 06-HE3, Class A2B, 1 mo. LIBOR + .09%, 0.29%, due 06/25/36	41,857
996,542	ACE Securities Corp., Series 06-SL3, Class A1, 1 mo. LIBOR + .10%, 0.40%, due 06/25/36	204,291

See accompanying notes to the financial statements.	25

Debt Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Par Value ($)	Description	Value ($)
	Residential Asset-Backed Securities (United States) ¿— (continued)
1,159,419	ACE Securities Corp., Series 06-SL3, Class A2, 1 mo. LIBOR + .17%, 0.54%, due 06/25/36	211,594
84,594	ACE Securities Corp., Series 06-SL4, Class A1, 1 mo. LIBOR + .12%, 0.32%, due 09/25/36	18,188
2,585,227	ACE Securities Corp., Series 06-ASP5, Class A2C, 1 mo. LIBOR + .18%, 0.38%, due 10/25/36	1,215,056
440,470	ACE Securities Corp., Series 07-WM1, Class A2A, 1 mo. LIBOR + .07%, 0.27%, due 11/25/36	147,557
415,168	ACE Securities Corp., Series 07-ASL1, Class A2, 1 mo. LIBOR + .17%, 0.37%, due 12/25/36	71,616
670,786	ACE Securities Corp., Series 07-HE1, Class A2A, 1 mo. LIBOR + .09%, 0.29%, due 01/25/37	228,067
1,300,254	Alliance Bancorp Trust, Series 07-S1, Class A1, 144A, 1 mo. LIBOR + .20%, 0.60%, due 05/25/37	66,638
258,247	Argent Securities, Inc., Series 04-W8, Class A5, 1 mo. LIBOR + .52%, 1.24%, due 05/25/34	244,003
1,250,218	Argent Securities, Inc., Series 06-W2, Class A2B, 1 mo. LIBOR + .19%, 0.39%, due 03/25/36	612,607
1,295,526	Argent Securities, Inc., Series 06-W5, Class A2C, 1 mo. LIBOR + .15%, 0.35%, due 06/25/36	399,994
7,798,454	Argent Securities, Inc., Series 06-M1, Class A2C, 1 mo. LIBOR + .15%, 0.35%, due 07/25/36	2,963,412
1,270,582	Argent Securities, Inc., Series 06-M2, Class A2B, 1 mo. LIBOR + .11%, 0.31%, due 09/25/36	482,821
1,460,853	Asset Backed Funding Certificates, Series 06-OPT2, Class A3C, 1 mo. LIBOR + .15%, 0.35%, due 10/25/36	1,110,979
2,109,755	Asset Backed Funding Certificates, Series 07-NC1, Class A1, 144A, 1 mo. LIBOR + .22%, 0.42%, due 05/25/37	1,877,682
578,736	Bear Stearns Asset Backed Securities, Inc., Series 07-AQ1, Class A1, 1 mo. LIBOR + .11%, 0.31%, due 11/25/36	383,412
1,475,792	Bear Stearns Asset Backed Securities, Inc., Series 07-AQ1, Class A2, 1 mo. LIBOR + .20%, 0.40%, due 11/25/36	249,852
246,933	Bear Stearns Mortgage Funding Trust, Series 07-SL2, Class 1A, 1 mo. LIBOR + .16%, 0.52%, due 02/25/37	111,861
5,733,951	Carrington Mortgage Loan Trust, Series 07-RFC1, Class A1, 1 mo. LIBOR + .05%, 0.25%, due 12/25/36	5,597,770
4,700,000	Carrington Mortgage Loan Trust, Series 07-FRE1, Class A2, 1 mo. LIBOR + .20%, 0.40%, due 02/25/37	4,214,490
956,351	Centex Home Equity, Series 06-A, Class AV3, 1 mo. LIBOR + .16%, 0.36%, due 06/25/36	942,005

Par Value ($)	Description	Value ($)
	Residential Asset-Backed Securities (United States) ¿— (continued)
11,176	Chase Funding Mortgage Loan Trust, Series 03-3, Class 2A2, 1 mo. LIBOR + .27%, 0.74%, due 04/25/33	10,564
679,877	Citigroup Mortgage Loan Trust, Inc., Series 06-WFH4, Class A3, 1 mo. LIBOR + .15%, 0.35%, due 11/25/36	659,480
1,495,744	Citigroup Mortgage Loan Trust, Inc., Series 06-HE3, Class A2C, 1 mo. LIBOR + .16%, 0.36%, due 12/25/36	635,691
4,267,796	Countrywide Asset-Backed Certificates, Series 06-BC3, Class 2A2, 1 mo. LIBOR + .14%, 0.34%, due 02/25/37	3,946,858
56,090	Equity One ABS, Inc., Series 04-1, Class AV2, 1 mo. LIBOR + .30%, 0.50%, due 04/25/34	39,929
3,238,282	FBR Securitization Trust, Series 05-3, Class AV24, 1 mo. LIBOR + .34%, 0.88%, due 10/25/35	2,963,028
28,580,328	First Franklin Mortgage Loan Asset Backed Certificates, Series 06-FF3, Class A2B, 1 mo. LIBOR + .20%, 0.40%, due 02/25/36	25,722,295
955,353	First Franklin Mortgage Loan Asset Backed Certificates, Series 06-FF5, Class 2A3, 1 mo. LIBOR + .16%, 0.36%, due 04/25/36	683,077
404,865	Fremont Home Loan Trust, Series 06-A, Class 1A2, 1 mo. LIBOR + .20%, 0.40%, due 05/25/36	207,620
144,109	Fremont Home Loan Trust, Series 06-B, Class 2A2, 1 mo. LIBOR + .10%, 0.30%, due 08/25/36	54,378
2,615,446	Fremont Home Loan Trust, Series 06-B, Class 2A3, 1 mo. LIBOR + .16%, 0.36%, due 08/25/36	993,869
331,314	Household Home Equity Loan Trust, Series 05-2, Class A2, 1 mo. LIBOR + .31%, 0.51%, due 01/20/35	318,890
321,669	Household Home Equity Loan Trust, Series 05-3, Class A2, 1 mo. LIBOR + .29%, 0.49%, due 01/20/35	313,627
728,259	Household Home Equity Loan Trust, Series 06-1, Class A1, 1 mo. LIBOR + .16%, 0.36%, due 01/20/36	704,590
3,653,497	JP Morgan Mortgage Acquisition Corp., Series 06-WMC4, Class A3, 1 mo. LIBOR + .12%, 0.32%, due 12/25/36	1,341,930
2,262,000	JP Morgan Mortgage Acquisition Corp., Series 07-CH3, Class A3, 1 mo. LIBOR + .15%, 0.35%, due 03/25/37	1,979,250
1,921,673	Master Asset-Backed Securities Trust, Series 06-FRE2, Class A4, 1 mo. LIBOR + .15%, 0.35%, due 03/25/36	1,345,171
1,471,177	Master Asset-Backed Securities Trust, Series 06-HE2, Class A3, 1 mo. LIBOR + .15%, 0.35%, due 06/25/36	698,809
2,886,548	Master Asset-Backed Securities Trust, Series 06-HE3, Class A3, 1 mo. LIBOR + .15%, 0.35%, due 08/25/36	930,912
1,809,702	Master Asset-Backed Securities Trust, Series 06-NC3, Class A4, 1 mo. LIBOR + .16%, 0.36%, due 10/25/36	1,004,385

26	See accompanying notes to the financial statements.

Debt Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Par Value ($)	Description	Value ($)
	Residential Asset-Backed Securities (United States) ¿— (continued)
813,409	Master Second Lien Trust, Series 06-1, Class A, 1 mo. LIBOR + .16%, 0.52%, due 03/25/36	178,950
30,272,643	Merrill Lynch First Franklin Mortgage Loan Trust, Series 07-3, Class A2B, 1 mo. LIBOR + .13%, 0.33%, due 06/25/37	21,657,049
488,567	Merrill Lynch Mortgage Investors, Series 07-HE2, Class A2A, 1 mo. LIBOR + .12%, 0.32%, due 02/25/37	192,154
211,947	Merrill Lynch Mortgage Trust, Series 06-SD1, Class A, 1 mo. LIBOR + .28%, 0.48%, due 01/25/47	123,481
180,256	Morgan Stanley Capital, Inc., Series 04-SD1, Class A, 1 mo. LIBOR + .40%, 1.00%, due 08/25/34	169,441
2,233,124	Morgan Stanley Capital, Inc., Series 06-NC3, Class A2C, 1 mo. LIBOR + .17%, 0.37%, due 03/25/36	2,076,805
6,609,772	Morgan Stanley Capital, Inc., Series 06-HE6, Class A2FP, 1 mo. LIBOR + .06%, 0.26%, due 09/25/36	4,825,133
1,520,249	Morgan Stanley Home Equity Loan Trust, Series 07-1, Class A2, 1 mo. LIBOR + .10%, 0.30%, due 12/25/36	866,542
1,005,478	Morgan Stanley IXIS Real Estate Capital Trust, Series 06-2, Class A3, 1 mo. LIBOR + .15%, 0.35%, due 11/25/36	462,520
900,000	Nomura Home Equity Loan, Inc., Series 06-HE3, Class 2A3, 1 mo. LIBOR + .15%, 0.35%, due 07/25/36	552,234
696,445	People’s Choice Home Loan Securities Trust, Series 05-4, Class 1A2, 1 mo. LIBOR + .26%, 0.46%, due 12/25/35	309,918
9,334,510	Residential Asset Mortgage Products, Inc., Series 07-RZ1, Class A2, 1 mo. LIBOR + .16%, 0.36%, due 02/25/37	8,068,750
10,000,000	Residential Asset Securities Corp., Series 07-KS3, Class AI3, 1 mo. LIBOR + .25%, 0.45%, due 04/25/37	8,400,000
1,078,850	SACO I, Trust., Series 05-7, Class A, 1 mo. LIBOR + .28%, 0.76%, due 09/25/35	1,068,062
26,092	Saxon Asset Securities Trust, Series 04-1, Class A, 1 mo. LIBOR + .27%, 0.74%, due 03/25/35	17,775
7,070,279	Securitized Asset Backed Receivables LLC, Series 06-WM1, Class A2C, 1 mo. LIBOR + .29%, 0.49%, due 12/25/35	5,620,872
7,902,602	Securitized Asset Backed Receivables LLC, Series 06-NC2, Class A3, 1 mo. LIBOR + .24%, 0.44%, due 03/25/36	5,847,926
755,491	Securitized Asset-Backed Receivables LLC Trust, Series 06-HE1, Class A2C, 1 mo. LIBOR + .16%, 0.36%, due 07/25/36	370,191
22,007,682	SG Mortgage Securities Trust, Series 06-FRE2, Class A2C, 1 mo. LIBOR + .16%, 0.36%, due 07/25/36	7,372,574

Par Value ($)	Description	Value ($)
	Residential Asset-Backed Securities (United States) ¿— (continued)
10,692,990	Soundview Home Equity Loan Trust, Series 07-OPT1, Class 2A1, 1 mo. LIBOR + .08%, 0.28%, due 06/25/37	10,078,143
2,149,655	Specialty Underwriting & Residential Finance, Series 06-BC3, Class A2C, 1 mo. LIBOR + .15%, 0.35%, due 06/25/37	1,231,967
4,474,043	Specialty Underwriting & Residential Finance, Series 06-BC4, Class A2B, 1 mo. LIBOR + .11%, 0.31%, due 09/25/37	3,612,790
577,374	Structured Asset Investment Loan Trust, Series 06-1, Class A3, 1 mo. LIBOR + .20%, 0.40%, due 01/25/36	564,383
179,587	Structured Asset Securities Corp., Series 05-S6, Class A2, 1 mo. LIBOR + .29%, 0.78%, due 11/25/35	174,200
36,550,000	Wells Fargo Home Equity Trust, Series 06-3, Class M1, 1 mo. LIBOR + .23%, 0.43%, due 01/25/37	6,579,000
1,489,880	Yale Mortgage Loan Trust, Series 07-1, Class A, 144A, 1 mo. LIBOR + .40%, 0.60%, due 06/25/37 (a)	461,863

	Total Residential Asset-Backed Securities (United States)	159,097,512

	Residential Mortgage-Backed Securities (Australian) — 1.8%
750,218	Crusade Global Trust, Series 04-2, Class A1, 3 mo. LIBOR + .13%, 0.42%, due 11/19/37	749,467
715,110	Crusade Global Trust, Series 07-1, Class A1, 3 mo. LIBOR + .06%, 0.36%, due 04/19/38	700,361
799,304	Crusade Global Trust, Series 06-1, Class A1, 144A, 3 mo. LIBOR + .06%, 0.36%, due 07/20/38	789,313
146,416	Interstar Millennium Trust, Series 03-3G, Class A2, 3 mo. LIBOR + .25%, 0.91%, due 09/27/35	140,057
1,447,977	Interstar Millennium Trust, Series 04-2G, Class A, 3 mo. LIBOR + .20%, 0.71%, due 03/14/36	1,383,600
269,618	Interstar Millennium Trust, Series 05-1G, Class A, 3 mo. LIBOR + .12%, 0.71%, due 12/08/36	260,855
114,305	Interstar Millennium Trust, Series 06-2GA, Class A2, 144A, 3 mo. LIBOR + .08%, 0.59%, due 05/27/38	107,413
4,809,054	Medallion Trust, Series 05-1G, Class A1, 3 mo. LIBOR + .08%, 0.37%, due 05/10/36	4,779,747
524,904	Medallion Trust, Series 06-1G, Class A1, 3 mo. LIBOR + .05%, 0.36%, due 06/14/37	517,031
794,070	Puma Finance Ltd., Series G5, Class A1, 144A, 3 mo. LIBOR + .07%, 0.43%, due 02/21/38	774,615
67,650	Superannuation Members Home Loans Global Fund, Series 8, Class A1, 3 mo. LIBOR + .07%, 0.45%, due 01/12/37	67,543

See accompanying notes to the financial statements.	27

Debt Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Par Value ($)	Description	Value ($)
	Residential Mortgage-Backed Securities (Australian) — (continued)
616,817	Superannuation Members Home Loans Global Fund, Series 07-1, Class A1, 3 mo. LIBOR + .06%, 0.37%, due 06/12/40	616,721
3,607,430	Westpac Securitization Trust, Series 07-1G, Class A2A, 3 mo. LIBOR + .05%, 0.34%, due 05/21/38	3,581,492

	Total Residential Mortgage-Backed Securities (Australian)	14,468,215

	Residential Mortgage-Backed Securities (European) — 1.7%
1,710,467	Aire Valley Mortgages, Series 06-1A, Class 1A, 144A, 3 mo. LIBOR + .11%, 0.53%, due 09/20/66	1,601,630
2,391,958	Brunel Residential Mortgages, Series 07-1A, Class A4C, 144A, 3 mo. LIBOR + .10%, 0.51%, due 01/13/39	2,318,764
302,209	Granite Master Issuer Plc, Series 06-2, Class A4, 1 mo. LIBOR + .08%, 0.28%, due 12/20/54	296,164
190,870	Granite Master Issuer Plc, Series 06-3, Class A3, 1 mo. LIBOR + .08%, 0.28%, due 12/20/54	187,053
146,186	Granite Mortgages Plc, Series 04-3, Class 2A1, 3 mo. LIBOR + .28%, 0.59%, due 09/20/44	144,870
1,023,435	Kildare Securities Ltd., Series 07-1A, Class A2, 144A, 3 mo. LIBOR + .06%, 0.43%, due 12/10/43	987,615
341,244	Leek Finance Plc, Series 17A, Class A2B, 144A, 3 mo. LIBOR + .14%, 0.59%, due 12/21/37	350,575
714,519	Paragon Mortgages Plc, Series 7A, Class A1A, 144A, 3 mo. LIBOR + .42%, 0.71%, due 05/15/34	658,786
1,421,280	Paragon Mortgages Plc, Series 12A, Class A2C, 144A, 3 mo. LIBOR + .22%, 0.51%, due 11/15/38	1,253,612
969,388	Paragon Mortgages Plc, Series 14A, Class A2C, 144A, 3 mo. LIBOR + .10%, 0.51%, due 09/15/39	859,750
3,365,642	Saecure BV, Series 11A, Class A1A, 3 mo. LIBOR + 1.55%, 1.85%, due 07/30/92	3,434,301
2,000,000	Silverstone Master Issuer, Series 12-1A, Class 1A, 144A, 3 mo. LIBOR + 1.55%, 1.85%, due 01/21/55	2,054,000

	Total Residential Mortgage-Backed Securities (European)	14,147,120

	Residential Mortgage-Backed Securities (United States) — 1.0%
6,863,517	Banc of America Funding Corp., Series 12-R4, Class A, 144A, 1 mo. LIBOR + .26%, 0.46%, due 03/04/39	6,702,224
54,658	Chevy Chase Mortgage Funding Corp., Series 04-3A, Class A2, 144A, 1 mo. LIBOR + .30%, 0.50%, due 08/25/35	40,720

Par Value ($)	Description	Value ($)
	Residential Mortgage-Backed Securities (United States) — (continued)
214,363	Mellon Residential Funding Corp., Series 04-TBC1, Class A, 144A, 1 mo. LIBOR + .25%, 0.45%, due 02/26/34	187,165
1,534,196	Morgan Stanley Capital, Inc., Series 06-HE7, Class A2FP, 1 mo. LIBOR + .08%, 0.28%, due 09/25/36	1,265,712

	Total Residential Mortgage-Backed Securities (United States)	8,195,821

	Student Loans — 14.7%
2,600,000	College Loan Corp. Trust, Series 07-2, Class A1, 3 mo. LIBOR + .25%, 0.55%, due 01/25/24	2,535,000
10,000,000	National Collegiate Student Loan Trust, Series 06-3, Class A3, 1 mo. LIBOR + .15%, 0.35%, due 10/25/27	9,443,800
19,148,368	National Collegiate Student Loan Trust, Series 07-1, Class A2, 1 mo. LIBOR + .13%, 0.33%, due 11/25/28	18,238,821
5,000,000	National Collegiate Student Loan Trust, Series 05-3, Class A4, 1 mo. LIBOR + .28%, 0.48%, due 04/25/29	4,300,000
905,067	Nelnet Student Loan Trust, Series 05-2, Class A4, 3 mo. LIBOR + .08%, 0.39%, due 12/23/19	903,736
17,001,483	SLC Student Loan Trust, Series 09-AA, Class A, 144A, 4.75%, due 06/15/33	16,236,417
13,000,000	SLM Student Loan Trust, Series 06-C, Class A4, 3 mo. LIBOR + .17%, 0.48%, due 03/15/23	12,610,000
14,000,000	SLM Student Loan Trust, Series 05-A, Class A3, 3 mo. LIBOR + .20%, 0.51%, due 06/15/23	12,600,000
8,500,000	SLM Student Loan Trust, Series 04-B, Class A3, 3 mo. LIBOR + .33%, 0.64%, due 03/15/24	7,575,625
3,000,000	SLM Student Loan Trust, Series 12-B, Class A2, 144A, 3.48%, due 10/15/30	3,217,740
8,000,000	SLM Student Loan Trust, Series 04-A, Class A3, 3 mo. LIBOR + .40%, 0.71%, due 06/15/33	6,680,000
4,497,051	SLM Student Loan Trust, Series 04-A, Class B, 3 mo. LIBOR + .58%, 0.89%, due 06/15/33	3,462,729
9,000,000	SLM Student Loan Trust, Series 04-B, Class A4, 3 mo. LIBOR + .43%, 0.74%, due 09/15/33	6,570,000
6,000,000	SLM Student Loan Trust, Series 11-B, Class A3, 144A, 1 mo. LIBOR + 2.25%, 2.45%, due 06/16/42	6,254,400
8,075,499	SLM Student Loan Trust, Series 10-A, Class 2A, 144A, 1 mo. LIBOR + 3.25%, 3.45%, due 05/16/44	8,519,651

	Total Student Loans	119,147,919

	Time Share — 6.6%
1,767,145	BXG Receivables Note Trust, Series 10-A, Class B, 144A, 7.50%, due 03/02/26	1,917,352
4,116,427	BXG Receivables Note Trust, Series 12-A, Class B, 144A, 3.99%, due 12/02/27	4,175,601
6,744,651	Marriott Vacation Club Owner Trust, Series 12-1A, Class B, 144A, 3.50%, due 05/20/30	6,946,990

28	See accompanying notes to the financial statements.

Debt Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Par Value ($) / Shares	Description	Value ($)
	Time Share —(continued)
1,131,088	Orange Lake Timeshare Trust, Series 12-AA, Class B, 4.87%, due 03/10/27	1,192,561
125,488	Sierra Receivables Funding Co., Series 08-1A, Class A2, 144A, 1 mo. LIBOR + 4.00%, 4.20%, due 02/20/20	128,665
303,398	Sierra Receivables Funding Co. LLC, Series 11-1A, Class B, 144A, 4.23%, due 04/20/26	316,293
5,855,471	Sierra Receivables Funding Co. LLC, Series 12-1A, Class B, 144A, 3.58%, due 11/20/28	6,115,891
1,413,790	Sierra Receivables Funding Co. LLC, Series 12-2A, Class B, 144A, 3.42%, due 03/20/29	1,442,066
3,385,340	Sierra Receivables Funding Co. LLC, Series 12-3A, Class B, 144A, 2.66%, due 08/20/29	3,428,715
13,152,102	Silverleaf Finance LLC, Series 12-D, Class B, 144A, 4.45%, due 03/17/25	13,406,069
1,251,746	Silverleaf Finance Vii LLC, Series 10-A, Class B, 144A, 8.00%, due 07/15/22	1,324,113
544,237	Silverleaf Finance Vii LLC, Series 10-A, Class C, 144A, 10.00%, due 07/15/22	570,259
1,668,616	Westgate Resorts LLC, Series 12-2A, Class B, 144A, 4.50%, due 01/20/25	1,683,216
2,502,924	Westgate Resorts LLC, Series 12-2A, Class C, 144A, 9.00%, due 01/20/25	2,550,636
4,570,244	Westgate Resorts LLC, Series 12-3A, Class A, 144A, 2.50%, due 03/20/25	4,577,385
3,982,060	Westgate Resorts LLC, Series 12-1, Class B, 144A, 5.50%, due 09/20/25	4,061,702

	Total Time Share	53,837,514

	Total Asset-Backed Securities	732,210,851

	U.S. Government Agency — 0.2%
1,161,458	Agency for International Development Floater (Support of Jamaica), 3 mo. LIBOR + .30%, 0.59%, due 10/01/18 (a)	1,130,865
28,504	Agency for International Development Floater (Support of Peru), Series A, 6 mo. U.S. Treasury Bill + .35%, 0.49%, due 05/01/14 (a)	28,301
44,927	Agency for International Development Floater (Support of Peru), Series B, 6 mo. U.S. Treasury Bill +.35%, 0.49%, due 05/01/14 (a)	44,607
200,000	U.S. Department of Transportation, 144A, 6.00%, due 12/07/21	218,400

	Total U.S. Government Agency	1,422,173

	TOTAL DEBT OBLIGATIONS (COST $699,253,590)	733,633,024

Par Value ($) / Shares	Description	Value ($)
	MUTUAL FUNDS — 3.5%

	Affiliated Issuers — 3.5%
1,120,310	GMO U.S. Treasury Fund	28,007,742

	TOTAL MUTUAL FUNDS (COST $28,011,741)	28,007,742

	SHORT-TERM INVESTMENTS — 6.1%

	Money Market Funds — 0.2%
1,868,707	State Street Institutional Treasury Plus Money Market Fund-Institutional Class, 0.00% (b)	1,868,708

	U.S. Government — 5.9%
6,000,000	U.S. Treasury Bill, 0.10%, due 05/23/13 (c)	5,998,620
6,000,000	U.S. Treasury Bill, 0.13%, due 04/25/13 (c)	5,998,808
36,000,000	U.S. Treasury Bill, 0.11%, due 05/30/13 (c)	35,990,568

	Total U.S. Government	47,987,996

	TOTAL SHORT-TERM INVESTMENTS (COST $49,857,240)	49,856,704

	TOTAL INVESTMENTS — 99.9% (Cost $777,122,571)	811,497,470
	Other Assets and Liabilities (net) — 0.1%	522,616

	TOTAL NET ASSETS — 100.0%	$812,020,086

Notes to Schedule of Investments:

¿	These securities are primarily backed by subprime mortgages.

(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

(b)	The rate disclosed is the 7 day net yield as of February 28, 2013. Note: Yield rounds to 0.00%.

(c)	The rate shown represents yield-to-maturity.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 95.

See accompanying notes to the financial statements.	29

Domestic Bond Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Class III shares of GMO Domestic Bond Fund returned +13.7% for the fiscal year ended February 28, 2013, as compared with +2.0% for the Barclays U.S. Government Index.

The Fund outperformed its benchmark during the fiscal year by 11.7%. Exposure to asset-backed securities given the Fund’s 81% investment in the GMO Short Duration Collateral Fund (SDCF) was fully responsible for the gains. SDCF returned +16.9% for the fiscal year ended February 28, 2013, as compared with +0.7% for its benchmark, the J.P. Morgan U.S. 3 Month Cash Index. SDCF outperformed its benchmark during the fiscal year by 16.2%, with positive performance attributable to the spread tightening in some asset-backed security holdings.

Asset-backed securities, along with subprime mortgages, performed well throughout the fiscal year due to significant spreads tightening and prices increasing across most sectors. However, SDCF had 30 securities downgraded during the fiscal year, representing 13% of its market value from the beginning of the period. At fiscal year-end, about 16% of SDCF’s portfolio was rated AAA, 46% of the portfolio was rated single-A or better, and 45% of the portfolio was rated below BBB.

Because it is not pursuing an active investment program, the Fund carries a significant bond underweight with respect to its benchmark; this underweight contributed negatively to the Fund during the fiscal year in the context of the rally in bonds throughout the period. Since April 2009, the Fund has declared and paid dividends when it has acquired a meaningful cash position rather than reinvesting that cash in portfolio securities.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

30

Domestic Bond Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO Domestic Bond Fund Class III Shares and the Barclays U.S. Government Index

As of February 28, 2013

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, please call (617) 330-7500. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2013. All information is unaudited. Performance for classes may vary due to different fees.

31

Domestic Bond Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2013 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Debt Obligations	90.9%
Short-Term Investments	9.1
Swap Agreements	(0.0)^

100.0%

*	The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”).

^	Rounds to 0.0%

32

Domestic Bond Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2013

Par Value ($)/ Shares	Description	Value ($)
	DEBT OBLIGATIONS — 12.1%

	U.S. Government — 12.1%
26,399,034	U.S. Treasury Inflation Indexed Note, 0.63%, due 04/15/13 (a)	26,586,704

	TOTAL DEBT OBLIGATIONS (COST $26,667,714)	26,586,704

	MUTUAL FUNDS — 80.8%

	Affiliated Issuers — 80.8%
45,578,624	GMO Short-Duration Collateral Fund	177,756,635
1,483	GMO Special Purpose Holding Fund (b)	801
14,614	GMO U.S. Treasury Fund	365,351

	TOTAL MUTUAL FUNDS (COST $166,639,361)	178,122,787

Shares	Description	Value ($)
	SHORT-TERM INVESTMENTS — 7.1%

	Money Market Funds — 7.1%
15,621,393	State Street Institutional Treasury Plus Money Market Fund-Institutional Class, 0.00% (c)	15,621,393

	TOTAL SHORT-TERM INVESTMENTS (COST $15,621,393)	15,621,393

	TOTAL INVESTMENTS — 100.0% (Cost $208,928,468)	220,330,884
	Other Assets and Liabilities (net) — (0.0%)	(32,620)

	TOTAL NET ASSETS — 100.0%	$220,298,264

A summary of outstanding financial instruments at February 28, 2013 is as follows:

Swap Agreements

Credit Default Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) ^	Annual Premium	Implied Credit Spread (1)	Reference Entity	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)	Net Unrealized Appreciation/ (Depreciation)
11,500,000	USD	3/20/2013	BCLY	(Pay)	0.61%	0.07%	Health Care Properties	NA	$(17,101)

							Premiums to (Pay) Receive		$—

^	Receive - Fund receives premium and sells credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(Pay) - Fund pays premium and buys credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(1)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on the reference security, as of February 28, 2013, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection. Wider (i.e., higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

As of February 28, 2013, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

(a)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic (Note 2).

(b)	Underlying investment represents interests in defaulted claims. See “Other matters” in Notes to Financial Statements for additional information.
(c)	The rate disclosed is the 7 day net yield as of February 28, 2013. Note: Yield rounds to 0.00%.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 95.

See accompanying notes to the financial statements.	33

Emerging Country Debt Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Class III shares of GMO Emerging Country Debt Fund returned +17.0% for the fiscal year ended February 28, 2013, outperforming the Fund’s benchmark during the fiscal year by 5.7%.

The J.P. Morgan Emerging Markets Bond Index Global (EMBIG) gained 11.4% during the same period. EMBIG spreads over U.S. Treasuries tightened 69 basis points to 288 basis points, while the yield on the 10-year U.S. Treasury bond fell by 5 basis points to 1.9%.

The EMBIG’s biggest gainers of the fiscal year were Ivory Coast (+58.5%), Belize (+43.6%), and Pakistan (+29.6%). The worst performing countries for the fiscal year were Argentina (-18.4%), Lebanon (+4.7%), and Chile (+5.1%).

Market selection subtracted 4 basis points from the Fund’s relative performance. Overweighting Argentina detracted from relative performance. The Fund’s Venezuela, Ivory Coast, and Pakistan overweights made positive contributions.

Security selection added 396 basis points of positive relative performance. The largest single contribution came from the Argentina position; Argentine euro-denominated bonds and GDP warrants, hedged with credit default swaps, did better than the Argentine bonds in the EMBIG. Bonds in Venezuela, Philippines, and Mexico, as well as Iraqi Paris Club loans, also outperformed the index country sub-components. Non-index restructured Congo bonds outperformed the EMBIG. On the other hand, in Colombia the Fund’s holdings underperformed. Asset-backed securities, which averaged 4% of the portfolio over the fiscal year, added 153 basis points to relative performance.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

34

Emerging Country Debt Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in GMO Emerging Country Debt Fund Class III Shares and the J.P. Morgan EMBI Global As of February 28, 2013

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .50% on the purchase and 0.50% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited. Performance for classes may vary due to different fees.

35

Emerging Country Debt Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2013 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Debt Obligations	86.6%
Short-Term Investments	8.3
Loan Participations	2.9
Loan Assignments	1.0
Rights/ Warrants	0.5
Forward Currency Contracts	0.2
Options Purchased	0.0 ^
Written Options	(0.0)^
Swap Agreements	(0.1)
Reverse Repurchase Agreements	(0.5)
Other	1.1

100.0%

Country/Region Summary**	% of Investments
Venezuela	14.3%
Mexico	11.1
Russia	7.4
Turkey	7.0
Argentina	6.9
Brazil	5.2
Philippines	4.7
United States	3.9
Indonesia	3.6
Ukraine	3.5
Congo	2.9
Dominican Republic	2.3
Colombia	2.2
Iraq	1.6
South Africa	1.4
United Kingdom	1.4
Serbia	1.3
Pakistan	1.2
Peru	1.2
Ivory Coast	1.1
Korea	1.1
Hungary	1.0
Greece	1.0
Austria	0.8
Italy	0.8
Uruguay	0.8
Croatia	0.8
Thailand	0.7
Lithuania	0.7
El Salvador	0.7
Mongolia	0.6
Romania	0.6
Sri Lanka	0.5
Iceland	0.5
Qatar	0.5
Lebanon	0.4
Vietnam	0.4
Tunisia	0.3
Trinidad & Tobago	0.3
Belarus	0.3
Nigeria	0.3
Zambia	0.2

Country/Region Summary**	% of Investments
Jamaica	0.2%
Gabon	0.2
Belize	0.2
Latvia	0.2
Senegal	0.2
Guatemala	0.2
Bosnia	0.2
Bahrain	0.2
Ecuador	0.2
Israel	0.1
Angola	0.1
Grenada	0.1
Bahamas	0.1
Egypt	0.1
Costa Rica	0.1
Panama	0.1
Albania	0.1
Bulgaria	0.0 ^
Malaysia	(0.1)

100.0%

*	The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”).

**	The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments and, specifically, excludes the foreign government securities that are the subject of repurchase agreements. The table includes exposure through the use of certain derivative financial instruments and excludes exposure through certain currency linked derivatives such as forward currency contracts and currency options. The table is based on duration adjusted net exposures (both investments and derivatives), taking into account the market value of securities and the notional amounts of swaps and other derivative financial instruments. For example, U.S. asset-backed securities represent a relatively small percentage due to their short duration, even though they represent a large percentage of market value (direct and indirect). Duration is based on the Manager’s models. The greater the duration of a bond, the greater its contribution to the concentration percentage. Credit default swap exposures are factored into the duration-adjusted exposure using a reference security and applying the same methodology to that security.

^	Rounds to 0.0%.

36

Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2013

Par Value		Description	Value ($)

		DEBT OBLIGATIONS — 84.5%

		Albania — 0.5%
		Foreign Government Obligations
EUR	3,760,000	Albania Government International Bond, 7.50%, due 11/04/15	5,178,854
USD	9,639,573	Republic of Albania Par Bond, Zero Coupon, due 08/31/25 (a)	5,494,556

		Total Albania	10,673,410

		Argentina — 8.4%
		Foreign Government Obligations — 7.2%
USD	9,000,000	Province of Buenos Aires, Reg S, Step Up, 4.00%, due 05/15/35	3,240,000
EUR	36,000,000	Republic of Argentina, Step Up, 2.26%, due 12/31/38	13,747,436
DEM	3,830,000	Republic of Argentina Discount Bond, Series DM, 6 mo. DEM LIBOR + .81%, 1.00%, due 03/31/23 (b)	1,917,442
USD	114,414	Republic of Argentina Discount Bond, PIK Shares, 1.00%, due 12/31/33	59,495
EUR	37,825,923	Republic of Argentina Discount Bond, 7.82%, due 12/31/33	24,691,808
USD	27,349,970	Republic of Argentina Discount Bond, 8.28%, due 12/31/33	14,221,984
USD	10,520,828	Republic of Argentina Discount Bond, 8.28%, due 12/31/33	6,301,976
EUR	149,412	Republic of Argentina Discount Bond, PIK Shares, 1.00%, due 12/31/33	97,533
USD	44,012	Republic of Argentina Discount Bond, PIK Shares, 1.00%, due 12/31/33	26,363
EUR	338,220,524	Republic of Argentina GDP Linked, due 12/15/35 (c)	22,298,964
EUR	200,000,000	Republic of Argentina Par Bond, Step Up, 2.26%, due 12/31/38	78,985,745
USD	5,440,000	Republic of Argentina Par Bond, Step Up, 2.50%, due 12/31/38	1,844,160

			167,432,906

		Judgments — 1.2%
USD	32,000,000	Republic of Argentina Discount Bond, Series L-GL, 6 mo. LIBOR + .81%, 6.17%, due 03/31/23 (b) (d) (e)	19,200,000
USD	15,000,000	Republic of Argentina Global Par Bond, Series L-GP, Step Up, 6.00%, due 03/31/23 (b) (d) (e)	9,600,000

			28,800,000

		Total Argentina	196,232,906

		Bahrain — 0.2%
		Foreign Government Obligations
USD	4,000,000	Bahrain Government International Bond, Reg S, 6.13%, due 07/05/22	4,490,000

Par Value		Description	Value ($)

		Barbados — 0.1%
		Foreign Government Obligations
USD	2,800,000	Government of Barbados, Reg S, 7.00%, due 08/04/22	2,940,000

		Belarus — 0.2%
		Foreign Government Obligations
USD	5,000,000	Republic of Belarus, Reg. S, 8.95%, due 01/26/18	5,350,000

		Belize — 0.4%
		Foreign Government Obligations
USD	13,425,000	Government of Belize, Reg S, Step Up, 8.50%, due 02/20/29 (b)	8,726,250

		Bosnia & Herzegovina — 0.3%
		Foreign Government Obligations
DEM	11,161,520	Bosnia & Herzegovina, Series A, 6 mo. DEM LIBOR + .81%, 1.06%, due 12/11/17	6,481,937

		Brazil — 3.6%
		Corporate Debt — 0.4%
USD	9,000,000	Petrobras International Finance Co., 6.75%, due 01/27/41	10,331,820

		Foreign Government Agency — 0.4%
USD	9,000,000	Banco Nacional de Desenvolvimento Economico e Social, Reg S, 5.50%, due 07/12/20	10,305,000

		Foreign Government Obligations — 2.8%
USD	7,000,000	Brazilian Government International Bond, 5.63%, due 01/07/41 (f)	8,400,000
USD	1,683,333	Brazilian Government International Exit Bonds, 6.00%, due 09/15/13	1,708,583
USD	24,000	Brazilian Government International Exit Bonds, Odd Lot, 6.00%, due 09/15/13	24,480
USD	23,070	Brazilian Government International Exit Bonds, Odd Lot, 6.00%, due 09/15/13	23,531
USD	18,840	Brazilian Government International Exit Bonds, Odd Lot, 6.00%, due 09/15/13	19,217
USD	35,000,000	Republic of Brazil, 8.25%, due 01/20/34	54,250,000

			64,425,811

		Total Brazil	85,062,631

		Colombia — 0.9%
		Foreign Government Agency — 0.2%
USD	5,000,000	Ecopetrol SA, 7.63%, due 07/23/19	6,300,000

		Foreign Government Obligations — 0.7%
USD	8,000,000	Republic of Colombia, 8.70%, due 02/15/16	9,540,000

See accompanying notes to the financial statements.	37

Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Par Value		Description	Value ($)

		Foreign Government Obligations — (continued)
USD	3,800,000	Republic of Colombia, 11.85%, due 03/09/28 (d)	6,350,782

			15,890,782

		Total Colombia	22,190,782

		Congo Republic (Brazzaville) — 4.0%
		Foreign Government Obligations
USD	102,653,694	Republic of Congo, Reg S, Series INTL, Step Up, 3.00%, due 06/30/29	92,901,593

		Costa Rica — 0.1%
		Foreign Government Agency
USD	2,000,000	Instituto Costarricense de Electricidad, Reg S, 6.95%, due 11/10/21	2,275,000

		Croatia — 0.4%
		Foreign Government Obligations
USD	8,000,000	Croatia Government International Bond, Reg S, 6.38%, due 03/24/21	8,750,000

		Dominican Republic — 3.3%
		Asset-Backed Securities — 1.1%
USD	27,052,008	Autopistas Del Nordeste Ltd., Reg S, 9.39%, due 01/15/26 (d)	25,855,137

		Foreign Government Agency — 0.2%
USD	5,800,000	Banco de Reservas de la Republica Dominicana, 144A, 7.00%, due 02/01/23	5,829,000

		Foreign Government Obligations — 2.0%
USD	8,000,000	Dominican Republic, Reg S, 8.63%, due 04/20/27	9,920,000
USD	38,607,000	Dominican Republic Discount Bond, 6 mo. LIBOR + .81%, 1.38%, due 08/30/24	35,904,510

			45,824,510

		Total Dominican Republic	77,508,647

		Ecuador — 0.1%
		Foreign Government Obligations
USD	11,587,000	Republic of Ecuador, Step Up, Reg S, 10.00%, due 08/15/30 (b)	2,317,400

		El Salvador — 0.5%
		Foreign Government Obligations
USD	10,000,000	El Salvador Government International Bond, Reg S, 7.63%, due 02/01/41	11,700,000

		Gabon — 0.3%
		Foreign Government Obligations
USD	5,000,000	Gabonese Republic, Reg S, 8.20%, due 12/12/17	6,012,500

Par Value		Description	Value ($)

		Greece — 0.5%
		Foreign Government Obligations
EUR	20,882,000	Hellenic Republic Government Bond, Step Up, 2.00%, due 02/24/36	10,974,055

		Grenada — 0.2%
		Foreign Government Obligations
USD	9,000,000	Republic of Grenada, Reg S, Step Up, 4.50%, due 09/15/25	4,050,000

		Guatemala — 0.2%
		Foreign Government Obligations
USD	3,500,000	Republic of Guatemala, Reg S, 8.13%, due 10/06/34	4,585,000

		Hungary — 0.7%
		Foreign Government Obligations
USD	5,500,000	Hungary Government International Bond, 7.63%, due 03/29/41	6,187,500
USD	10,000,000	Hungary Government International Bond, 5.38%, due 02/21/23	9,875,000

		Total Hungary	16,062,500

		Iceland — 0.5%
		Foreign Government Obligations
USD	11,000,000	Iceland Government International Bond, Reg S, 5.88%, due 05/11/22	12,512,500

		Indonesia — 2.4%
		Foreign Government Agency
USD	10,600,000	Majapahit Holding BV, Reg S, 7.75%, due 01/20/20	13,051,250
USD	32,200,000	Majapahit Holding BV, Reg S, 7.88%, due 06/29/37	42,101,500

		Total Indonesia	55,152,750

		Iraq — 0.6%
		Foreign Government Obligations
USD	15,000,000	Republic of Iraq, Reg S, 5.80%, due 01/15/28	13,800,000

		Israel — 0.1%
		Foreign Government Agency
USD	3,000,000	Israel Electric Corp. Ltd., Reg S, 7.88%, due 12/15/26	3,356,250

		Ivory Coast — 1.0%
		Foreign Government Obligations
USD	25,265,000	Ivory Coast Government International Bond, Reg S, Step Up, 5.75%, due 12/31/32	22,813,542

38	See accompanying notes to the financial statements.

Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Par Value		Description	Value ($)

		Jamaica — 0.1%
		Foreign Government Agency
USD	3,000,000	National Road Operating & Construction Co. Ltd., Reg S, 9.38%, due 11/10/24	3,060,000

		Latvia — 0.2%
		Foreign Government Obligations
USD	4,000,000	Republic of Latvia, Reg S, 5.25%, due 06/16/21	4,550,000

		Lithuania — 0.6%
		Foreign Government Obligations
USD	11,500,000	Republic of Lithuania, Reg S, 6.63%, due 02/01/22	14,260,000

		Mexico — 8.7%
		Foreign Government Agency — 2.3%
EUR	34,500,000	Pemex Project Funding Master Trust, Reg S, 5.50%, due 02/24/25	51,290,960
USD	1,360,000	Petroleos Mexicanos, 9.50%, due 09/15/27	1,819,000

			53,109,960

		Foreign Government Obligations — 6.4%
GBP	27,994,000	United Mexican States, GMTN, 6.75%, due 02/06/24	52,660,693
USD	87,984,000	United Mexican States, 5.75%, due 10/12/2110	97,442,280

			150,102,973

		Total Mexico	203,212,933

		Mongolia — 0.5%
		Foreign Government Obligations
USD	12,000,000	Mongolia Government International Bond, Reg S, 5.13%, due 12/05/22	11,280,000

		Montenegro — 0.1%
		Foreign Government Obligations
EUR	2,000,000	Montenegro Government International Bond, 7.25%, due 04/08/16	2,699,224

		Nigeria — 0.3%
		Foreign Government Obligations
USD	6,100,000	Nigeria Government International Bond, Reg S, 6.75%, due 01/28/21	7,037,875

		Pakistan — 0.5%
		Foreign Government Obligations
USD	17,000,000	Islamic Republic of Pakistan, Reg S, 7.88%, due 03/31/36	12,197,500

Par Value		Description	Value ($)

		Panama — 0.1%
		Foreign Government Obligations
USD	1,535,000	Panama Government International Bond, 8.13%, due 04/28/34	2,225,750

		Peru — 1.0%
		Foreign Government Agency — 0.3%
USD	12,452,000	Peru Enhanced Pass-Through Finance Ltd., Reg S, Zero Coupon, due 06/02/25	8,467,360

		Foreign Government Obligations — 0.7%
USD	5,000,000	Peru Par Bond, Series 30 Yr., Step Up, 4.00%, due 03/07/27	5,015,000
USD	3,784,333	Peru Trust, Series 97-I-P, Class A3, Zero Coupon, due 12/31/15 (d) (g)	567,650
USD	1,253,404	Peru Trust, Series 98 I-P, Zero Coupon, due 03/10/16 (d) (g)	188,010
USD	1,356,611	Peru Trust II, Series 98-A LB, Zero Coupon, due 02/28/16 (d) (g)	203,492
USD	8,000,000	Republic of Peru, 5.63%, due 11/18/50	9,730,400

			15,704,552

		Total Peru	24,171,912

		Philippines — 4.9%
		Foreign Government Agency — 4.4%
USD	25,651,000	Central Bank of Philippines, Series A, 8.60%, due 06/15/27	39,502,540
USD	40,550,000	National Power Corp., Global Bond, 9.63%, due 05/15/28	63,663,500

			103,166,040

		Foreign Government Obligations — 0.5%
USD	8,720,000	Republic of Philippines, 6.38%, due 01/15/32	11,336,000

		Total Philippines	114,502,040

		Qatar — 0.3%
		Foreign Government Obligations
USD	5,000,000	Qatar Government International Bond, Reg S, 5.75%, due 01/20/42	6,093,750

		Romania — 0.6%
		Foreign Government Obligations
USD	6,000,000	Romanian Government International Bond, Reg S, 6.75%, due 02/07/22	7,132,800
USD	7,000,000	Romanian Government International Bond, 144A, 4.38%, due 08/22/23	6,930,000

		Total Romania	14,062,800

See accompanying notes to the financial statements.	39

Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Par Value		Description	Value ($)

		Russia — 5.3%
		Corporate Debt — 4.8%
USD	12,000,000	Gazprom Neft OAO Via GPN Capital SA, Reg S, 4.38%, due 09/19/22	11,955,000
USD	27,000,000	Gazprom OAO Via Gaz Capital SA, Reg S, 8.63%, due 04/28/34	37,428,750
USD	12,000,000	Sberbank of Russia Via SB Capital SA, 144A, 5.13%, due 10/29/22	12,075,000
USD	3,000,000	Sberbank of Russia Via SB Capital SA, Reg S, 5.72%, due 06/16/21	3,300,000
USD	14,900,000	Transcapital Ltd. (Transneft), Reg S, 8.70%, due 08/07/18	19,034,750
USD	26,600,000	VTB Capital SA, Reg S, 6.25%, due 06/30/35	28,861,000

			112,654,500

		Foreign Government Obligations — 0.5%
USD	10,000,000	Russian Foreign Bond – Eurobond, Reg S, 5.63%, due 04/04/42	11,612,500

		Total Russia	124,267,000

		Senegal — 0.2%
		Foreign Government Obligations
USD	4,750,000	Republic of Senegal, Reg S, 8.75%, due 05/13/21	5,557,500

		Serbia — 1.7%
		Foreign Government Obligations
USD	11,972,824	Republic of Serbia, Reg S, Step Up, 6.75%, due 11/01/24	12,017,722
USD	24,000,000	Republic of Serbia, 7.25%, due 09/28/21	26,730,000

		Total Serbia	38,747,722

		South Africa — 0.3%
		Foreign Government Agency
ZAR	163,000,000	Eskom Holdings Ltd., Zero Coupon, due 12/31/32	3,345,203
ZAR	20,000,000	Transnet Ltd., 13.50%, due 04/18/28	2,903,799

		Total South Africa	6,249,002

		South Korea — 1.1%
		Foreign Government Agency
USD	8,000,000	Export-Import Bank of Korea, 5.13%, due 06/29/20	9,204,000
USD	5,000,000	Korea Gas Corp., Reg S, 6.25%, due 01/20/42	6,561,100
USD	8,000,000	Korea Hydro & Nuclear Power Co. Ltd., Reg S, 4.75%, due 07/13/21	8,963,200

		Total South Korea	24,728,300

Par Value		Description	Value ($)

		Sri Lanka — 0.5%
		Foreign Government Obligations
USD	8,500,000	Republic of Sri Lanka, Reg S, 6.25%, due 07/27/21	9,010,000
USD	2,000,000	Sri Lanka Government International Bond, 144A, 5.88%, due 07/25/22	2,065,000

		Total Sri Lanka	11,075,000

		Thailand — 0.5%
		Foreign Government Agency
USD	7,000,000	PTT PCL, 144A, 4.50%, due 10/25/42	6,877,500
USD	4,000,000	PTTEP Canada International Finance Ltd., Reg S, 5.69%, due 04/05/21	4,511,160

		Total Thailand	11,388,660

		Trinidad And Tobago — 0.4%
		Foreign Government Agency
USD	8,000,000	Petroleum Company of Trinidad and Tobago Ltd., Reg S, 9.75%, due 08/14/19	10,600,000

		Tunisia — 0.3%
		Foreign Government Agency
JPY	760,000,000	Banque Centrale De Tunisie, Series 6BR, 4.35%, due 08/15/17	7,789,405

		Turkey — 3.6%
		Corporate Debt — 0.2%
USD	5,000,000	Turkiye Halk Bankasi AS, Reg S, 4.88%, due 07/19/17	5,312,500

		Foreign Government Agency — 0.1%
USD	2,000,000	Export Credit Bank of Turkey, Reg S, 5.38%, due 11/04/16	2,177,600

		Foreign Government Obligations — 3.3%
USD	60,000,000	Republic of Turkey, 6.75%, due 05/30/40	76,275,000

		Total Turkey	83,765,100

		Ukraine — 1.3%
		Foreign Government Obligations
USD	4,000,000	City of Kyiv Via Kyiv Finance PLC, Reg S, 9.38%, due 07/11/16	3,840,000
USD	25,000,000	Ukraine Government International Bond, Reg S, 7.80%, due 11/28/22	26,062,500

		Total Ukraine	29,902,500

		United States — 6.3%
		Asset-Backed Securities — 2.3%
USD	2,834,055	Aircraft Finance Trust, Series 99-1A, Class A1, 144A, 1 mo. LIBOR + .48%, 0.68%, due 05/15/24	1,332,006

40	See accompanying notes to the financial statements.

Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Par Value		Description	Value ($)

		Asset-Backed Securities — (continued)
USD	134,634	Chevy Chase Mortgage Funding Corp., Series 03-4A, Class A1, 144A, AMBAC, 1 mo. LIBOR + .34%, 0.54%, due 10/25/34	100,975
USD	901,444	CNL Commercial Mortgage Loan Trust, Series 03-2A, Class A1, 144A, AMBAC, 1 mo. LIBOR + .44%, 0.64%, due 10/25/30	653,998
USD	5,711,870	Countrywide Home Equity Loan Trust, Series 06-D, Class 2A, XL, 1 mo. LIBOR + .20%, 0.40%, due 05/15/36¿	4,112,546
USD	10,970,596	Countrywide Home Equity Loan Trust, Series 05-H, Class 2A, FGIC, 1 mo. LIBOR + .24%, 0.44%, due 12/15/35¿	6,253,240
USD	14,747,899	Countrywide Home Equity Loan Trust, Series 05-F, Class 2A, AMBAC, 1 mo. LIBOR + .24%, 0.44%, due 12/15/35¿	9,475,525
USD	3,354,618	First Franklin Mortgage Loan Asset Backed Certificates, Series 05-FF10, Class A6M, 1 mo. LIBOR + .35%, 0.55%, due 11/25/35¿	746,402
USD	339,009	GSAMP Trust, Series 05-HE6, Class A2B, 1 mo. LIBOR + .19%, 0.39%, due 11/25/35¿	338,602
USD	9,250,000	Home Equity Asset Trust, Series 07-1, Class 2A4, 1 mo. LIBOR + .23%, 0.43%, due 05/25/37¿	1,572,500
USD	8,204,171	IXIS Real Estate Capital Trust, Series 06-HE2, Class A3, 1 mo. LIBOR + .16%, 0.36%, due 08/25/36¿	3,076,564
USD	11,763,065	Master Asset-Backed Securities Trust, Series 06-NC3, Class A4, 1 mo. LIBOR + .16%, 0.36%, due 10/25/36¿	6,528,501
USD	4,449,135	Morgan Stanley Capital, Inc., Series 06-NC3, Class A2C, 1 mo. LIBOR + .17%, 0.37%, due 03/25/36¿	4,137,696
USD	13,711,062	Morgan Stanley IXIS Real Estate Capital Trust, Series 06-2, Class A3, 1 mo. LIBOR + .15%, 0.35%, due 11/25/36¿	6,307,089
USD	13,893,876	Morgan Stanley IXIS Real Estate Capital Trust, Series 06-2, Class A4, 1 mo. LIBOR + .22%, 0.42%, due 11/25/36¿	5,349,142
USD	7,650,835	Wamu Asset-Backed Certificates, Series 07-HE2, Class 2A4, 1 mo. LIBOR + .36%, 0.56%, due 04/25/37¿	3,825,418

			53,810,204

		U.S. Government — 4.0%
USD	50,000,000	U.S. Treasury Bond, 2.75%, due 11/15/42 (h)	46,562,500
USD	47,257,530	U.S. Treasury Inflation Indexed Note, 0.63%, due 04/15/13 (h) (i)	47,593,484

			94,155,984

		Total United States	147,966,188

Par Value		Description	Value ($)

		Uruguay — 0.6%
		Foreign Government Obligations
USD	15,000,000	Uruguay Government International Bond, 4.13%, due 11/20/45	13,950,000

		Venezuela — 14.6%
		Foreign Government Agency — 9.1%
USD	51,785,000	Electricidad de Caracas Finance BV, 8.50%, due 04/10/18	46,347,575
USD	33,500,000	Petroleos de Venezuela SA, Reg S, 12.75%, due 02/17/22	38,860,000
USD	131,750,000	Petroleos de Venezuela SA, Reg S, 9.00%, due 11/17/21	127,797,500

			213,005,075

		Foreign Government Obligations — 5.5%
USD	110,000,000	Republic of Venezuela, Reg S, 11.95%, due 08/05/31	127,875,000

		Total Venezuela	340,880,075

		Vietnam — 0.2%
		Foreign Government Obligations
USD	5,000,000	Socialist Republic of Vietnam, Series 30 Yr., 6 mo. LIBOR + .81%, 1.50%, due 03/13/28	4,250,000

		Zambia — 0.2%
		Foreign Government Obligations
USD	6,000,000	Zambia Government International Bond, Reg S, 5.38%, due 09/20/22	5,985,000

		TOTAL DEBT OBLIGATIONS (COST $1,855,793,315)	1,973,374,889

		LOAN ASSIGNMENTS — 1.1%

		Angola — 0.2%
USD	2,300,000	Angolan Ministry of Finance Loan Agreement, 6 mo. LIBOR + 5.50%, 5.90%, due 07/08/13	2,302,990
USD	2,300,000	Angolan Ministry of Finance Loan Agreement, 6 mo. LIBOR + 5.50%, 5.70%, due 03/07/13	2,305,980

		Total Angola	4,608,970

		Dominican Republic — 0.1%
USD	2,000,075	Dominican Republic, 6 mo. LIBOR + 1.75%, 2.21%, due 08/15/15	1,771,143

		Indonesia — 0.5%
USD	329,999	Republic of Indonesia Loan Agreement, 6 mo. LIBOR +.88%, 1.19%, due 03/29/13	321,749

See accompanying notes to the financial statements.	41

Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Par Value		Description	Value ($)

		Indonesia — (continued)
USD	1,768,304	Republic of Indonesia Loan Agreement, dated September 29, 1994, 6 mo. LIBOR + .88%, 1.44%, due 12/16/19	1,635,681
JPY	16,200,005	Republic of Indonesia Loan Agreement, 6 mo. JPY TIBOR + .88%, 1.19%, due 03/28/13	170,407
USD	2,433,600	Republic of Indonesia Loan Agreement, dated June 14, 1995, 6 mo. LIBOR + .88%, 1.19%, due 12/14/19	2,251,080
USD	2,433,600	Republic of Indonesia Loan Agreement, dated June 14, 1995, 6 mo. LIBOR + .88%, 1.19%, due 12/14/19	2,251,080
USD	3,244,800	Republic of Indonesia Loan Agreement, dated June 14, 1995, 6 mo. LIBOR + .88%, 1.19%, due 12/14/19	3,001,440
EUR	1,583,698	Republic of Indonesia, Indonesia Paris Club Debt, 4.00%, due 06/01/21	1,654,076

		Total Indonesia	11,285,513

		Vietnam — 0.3%
USD	18,000,000	Vietnam Shipbuilding Industry Group Loan Agreement, 6 mo. LIBOR + 1.50%, 4.63%, due 06/26/15 (b)	6,660,000

		TOTAL LOAN ASSIGNMENTS (COST $33,204,645)	24,325,626

		LOAN PARTICIPATIONS — 2.9%

		Egypt — 0.1%
CHF	2,741,350	Paris Club Loan Agreement (Participation with Standard Chartered Bank), due 01/03/24 (d)	2,113,500

		Indonesia — 0.4%
JPY	95,774,664	Republic of Indonesia Loan Agreement (Participation with Deutsche Bank), 6 mo. JPY TIBOR +.88%, 1.19%, due 03/29/13	1,007,447
USD	8,213,508	Republic of Indonesia Loan Agreement (Participation with Deutsche Bank), 6 mo. LIBOR +.88%, 1.52%, due 09/29/19	7,597,495

		Total Indonesia	8,604,942

		Iraq — 1.6%
JPY	4,347,076,816	Republic of Iraq Paris Club Loan Agreement (Participation with Deutsche Bank), due 01/01/28	33,864,152
JPY	568,003,413	Republic of Iraq Paris Club Loan Agreement (Participation with Deutsche Bank), due 01/01/28	4,151,125

		Total Iraq	38,015,277

Par Value / Shares		Description	Value ($)
		Russia — 0.1%
EUR	57,042,402	Russian Foreign Trade Obligations (Participation with GML International Ltd.) (b) (d)	3,320,685

		Vietnam — 0.7%
JPY	1,711,283,409	Socialist Republic of Vietnam Loan Agreement (Participation with Deutsche Bank), 6 mo. JPY LIBOR + .60%, 0.93%, due 09/01/17	16,523,882

		TOTAL LOAN PARTICIPATIONS (COST $68,977,780)	68,578,286

		MUTUAL FUNDS — 2.3%

		United States — 2.3%
		Affiliated Issuers — 2.3%
	3,976,082	GMO Short-Duration Collateral Fund	15,506,720
	21,409	GMO Special Purpose Holding Fund (j)	11,561
	1	GMO U.S. Treasury Fund	31
	1,515,449	GMO World Opportunity Overlay Fund	38,916,722

		TOTAL MUTUAL FUNDS (COST $50,601,496)	54,435,034

		RIGHTS/WARRANTS — 0.5%

		Nigeria — 0.2%
	25,000	Central Bank of Nigeria Oil Warrants, Expires 11/15/20	4,500,000

		Uruguay — 0.0%
	4,000,000	Banco Central Del Uruguay Value Recovery Rights, VRRB, Expires 01/02/21* (d)	—

		Venezuela — 0.3%
	211,805	Republic of Venezuela Oil Warrants, Expires 04/15/20	6,513,004

		TOTAL RIGHTS/WARRANTS (COST $0)	11,013,004

		SHORT-TERM INVESTMENTS — 7.9%

		Money Market Funds — 1.9%
	37,134,158	State Street Institutional Treasury Plus Money Market Fund-Institutional Class, 0.00% (k)	37,134,158
	7,013,885	State Street Institutional Liquid Reserves Fund-Institutional Class, 0.14% (l)	7,013,885

		Total Money Market Funds	44,148,043

42	See accompanying notes to the financial statements.

Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Par Value ($)	Description	Value ($)

	Repurchase Agreements — 6.0%
5,881,374	JP Morgan Chase Bank Repurchase Agreement, dated 02/20/13, with a maturity value of $5,881,428 and an effective yield of 0.34%, collateralized by an emerging sovereign government obligation with a rate of 9.75%, maturity date of 03/07/16 and a market value of $10,099,499. (m)	5,881,374
20,008,320	JP Morgan Chase Bank Repurchase Agreement, dated 02/15/13, with a maturity value of $20,010,021 and an effective yield of 0.34%, collateralized by a foreign corporate debt obligation with a rate of 5.25%, maturity date of 11/28/16 and a market value of $36,134,511. (m)	20,008,320
26,832,000	JP Morgan Chase Bank Repurchase Agreement, dated 02/20/13, with a maturity value of $26,832,246 and an effective yield of 0.33%, collateralized by an emerging sovereign government obligation with a rate of 8.04%, maturity date of 08/28/14 and a market value of $53,203,800. (m)	26,832,000
14,391,000	JP Morgan Chase Bank Repurchase Agreement, dated 02/20/13, with a maturity value of $14,391,132 and an effective yield of 0.33%, collateralized by a foreign corporate debt obligation with a rate of 5.25%, maturity date of 11/28/16 and a market value of $26,526,150. (m)	14,391,000
22,991,615	JP Morgan Chase Bank Repurchase Agreement, dated 02/13/13, with a maturity value of $22,993,723 and an effective yield of 0.33%, collateralized by an emerging sovereign government obligation with a rate of 6.37%, maturity date of 04/21/15 and a market value of $40,465,242. (m)	22,991,615
14,312,500	JP Morgan Chase Bank Repurchase Agreement, dated 02/13/13, with a maturity value of $14,313,812 and an effective yield of 0.33%, collateralized by an emerging sovereign government obligation with a rate of 6.52%, maturity date of 05/27/15 and a market value of $25,318,000. (m)	14,312,500
7,385,000	JP Morgan Chase Bank Repurchase Agreement, dated 02/13/13, with a maturity value of $7,385,677 and an effective yield of 0.33%, collateralized by an emerging sovereign government obligation with a rate of 8.20%, maturity date of 03/20/15 and a market value of $14,237,440. (m)	7,385,000

Par Value ($)	Description	Value ($)
	Repurchase Agreements — (continued)
8,208,000	JP Morgan Chase Bank Repurchase Agreement, dated 02/13/13, with a maturity value of $8,208,752 and an effective yield of 0.33%, collateralized by an emerging sovereign government obligation with a rate of 8.90%, maturity date of 07/15/14 and a market value of $16,431,520. (m)	8,208,000
20,001,245	JP Morgan Chase Bank Repurchase Agreement, dated 02/11/13, with a maturity value of $20,004,362 and an effective yield of 0.33%, collateralized by an emerging sovereign government obligation with a rate of 6.51%, maturity date of 05/27/15 and a market value of $35,556,599. (m)	20,001,245

	Total Repurchase Agreements	140,011,054

	TOTAL SHORT-TERM INVESTMENTS (COST $184,159,097)	184,159,097

	TOTAL INVESTMENTS — 99.2% (Cost $2,192,736,333)	2,315,885,936
	Other Assets and Liabilities (net) — 0.8%	19,494,293

	TOTAL NET ASSETS — 100.0%	$2,335,380,229

A summary of outstanding financial instruments at February 28, 2013 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
3/26/13	CITI	EUR	200,000,000	USD	262,391,000	$1,239,942
5/07/13	BCLY	GBP	35,000,000	USD	53,367,545	288,291
4/02/13	BCLY	JPY	6,000,000,000	USD	67,950,170	3,206,473
3/26/13	JPM	USD	20,070,255	EUR	15,000,000	$(483,926)

						$4,250,780

See accompanying notes to the financial statements.	43

Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2013

Reverse Repurchase Agreements

Face Value		Description	Market Value
USD	8,511,563	JP Morgan Chase Bank, 0.15%, dated 02/13/13, to be repurchased on demand at face value plus accrued interest. (n)	$(8,512,060)

		Average balance outstanding	$(124,293,971)
		Average interest rate	0.47%
		Maximum balance outstanding	$(238,081,115)

Average balance outstanding was calculated based on daily face value balances outstanding during the period that the Fund has entered into reverse repurchase agreements.

Credit Linked Options

Number of Contracts		Expiration Date	Descriptions	Premiums	Market Value
Put USD	100,000,000	04/15/2024	Banco do Brasil Credit Linked Put Option Swap, Brazil 8.88% (d)	$144,222	$(609,598)
Put USD	62,000,000	03/21/2017	Lebanese Republic Credit Linked Put Option Swap, Lebanon 0.50% (d)	—	191,864
Put USD	70,000,000	04/03/2018	Turkiye Cumhuriyeti Ziraat Bankasi A.S. Credit Linked Put Option Swap, Turkey 0.40% (d)	—	(62,143)
Put USD	70,000,000	07/14/2017	Turkiye Is Bankasi A.S. Credit Linked Put Option Swap, Turkey 0.40% (d)	—	(39,429)

				$144,222	$(519,306)

Swap Agreements

Credit Default Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) ^	Annual Premium	Implied Credit Spread (1)	Reference Entity	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)		Net Unrealized Appreciation/ (Depreciation)
5,000,000	USD	12/20/2013	DB	(Pay)	1.00%	0.65%	Gazprom	N/A		$(23,987)
14,000,000	USD	3/20/2014	DB	(Pay)	1.68%	1.46%	Republic of Italy	N/A		(78,533)
39,000,000	USD	3/20/2014	DB	(Pay)	1.49%	0.05%	Republic of Austria	N/A		(711,576)
28,000,000	USD	3/20/2014	DB	(Pay)	1.70%	1.46%	Republic of Italy	N/A		(164,054)
14,000,000	USD	3/20/2014	DB	(Pay)	1.45%	0.18%	United Kingdom Government	N/A		(228,792)
10,000,000	USD	3/20/2014	DB	(Pay)	1.85%	1.46%	Republic of Italy	N/A		(77,310)
39,000,000	USD	3/20/2014	DB	(Pay)	1.28%	0.18%	United Kingdom Government	N/A		(553,814)
15,000,000	USD	6/20/2014	DB	(Pay)	5.00%	60.37%	Republic of Argentina	N/A		6,016,090
2,000,000	USD	8/24/2014	DB	(Pay)	4.25%	2.34%	Lebanese Republic	N/A		(56,515)
15,000,000	USD	9/20/2014	DB	(Pay)	4.03%	1.00%	Sberbank	N/A		(975,677)
5,000,000	USD	12/20/2014	DB	(Pay)	5.00%	50.73%	Republic of Argentina	N/A		2,091,249
550,500,000	EUR	3/20/2015	DB	(Pay)	3.72%	5.88%	Bolivarian Republic of Venezuela	N/A		17,941,703
70,000,000	USD	3/20/2015	DB	(Pay)	0.00%	25%	Republic of Argentina (d)	N/A		—
650,000,000	USD	3/20/2015	DB	Receive	3.80%	5.94%	Bolivarian Republic of Venezuela	650,000,000	USD	(15,749,801)
412,500,000	USD	4/20/2015	DB	Receive	4.40%	5.97%	Bolivarian Republic of Venezuela	412,500,000	USD	(6,411,545)
300,000,000	EUR	4/20/2015	DB	(Pay)	4.32%	5.91%	Bolivarian Republic of Venezuela	N/A		6,351,470
40,000,000	USD	6/20/2015	BCLY	(Pay)	5.00%	N/A	CDX 13 Emerging Sovereign	N/A		(2,524,889)
11,000,000	USD	6/20/2015	DB	(Pay)	5.00%	N/A	CDX 13 Emerging Sovereign	N/A		(694,344)
30,000,000	USD	6/20/2015	BCLY	(Pay)	5.00%	N/A	CDX 13 Emerging Sovereign	N/A		(1,893,667)
15,000,000	USD	9/20/2015	BCLY	(Pay)	1.00%	0.58%	Republic of Colombia	N/A		(190,091)
56,950,000,000	COP	11/20/2015	CITI	Receive	1.81%	0.43%	Republic of Colombia	56,950,000,000	COP	1,268,730
15,000,000	USD	2/20/2016	CITI	(Pay)	2.16%	0.63%	Republic of Colombia	N/A		(686,661)
56,700,000,000	COP	2/20/2016	CITI	Receive	1.46%	0.45%	Republic of Colombia	56,700,000,000	COP	892,913
114,800,000,000	COP	4/20/2016	CITI	Receive	1.33%	0.47%	Republic of Colombia	114,800,000,000	COP	1,897,836
25,000,000	USD	4/20/2016	CITI	(Pay)	1.90%	0.66%	Republic of Colombia	N/A		(1,139,286)

44	See accompanying notes to the financial statements.

Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2013

Notional Amount		Expiration Date	Counterparty	Receive (Pay) ^	Annual Premium	Implied Credit Spread (1)	Reference Entity	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)		Net Unrealized Appreciation/ (Depreciation)
12,833,333	EUR	6/17/2016	DB	Receive	5.60%	8.74%	Republic of Angola	12,833,333	EUR	$386,229
20,000,000	USD	8/20/2016	CITI	(Pay)	2.15%	0.72%	Republic of Colombia	N/A		(992,763)
97,680,000,000	COP	8/20/2016	CITI	Receive	1.51%	0.52%	Republic of Colombia	97,680,000,000	COP	1,730,609
22,500,000	USD	2/20/2017	DB	Receive	2.43%	6.42%	Bolivarian Republic of Venezuela	22,500,000	USD	(3,052,869)
10,000,000	USD	3/20/2017	BCLY	Receive	5.00%	5.44%	Government of Ukraine	10,000,000	USD	(60,200)
32,000,000	PEN	5/20/2017	DB	Receive	0.79%	0.69%	Republic of Peru	32,000,000	PEN	77,211
2,500,000	USD	5/20/2017	DB	(Pay)	1.05%	0.88%	Republic of Peru	N/A		(24,692)
4,500,000	USD	7/20/2017	JPM	Receive	3.33%	6.93%	Republic of Jamaica	4,500,000	USD	(577,287)
25,000,000	USD	12/20/2017	JPM	Receive	5.00%	5.58%	Government of Ukraine	25,000,000	USD	(358,593)
10,000,000	USD	12/20/2018	DB	Receive	0.44%	0.55%	United Kingdom Government	10,000,000	USD	(55,453)
10,000,000	USD	3/20/2019	DB	Receive	1.62%	2.92%	Republic of Italy	10,000,000	USD	(643,490)
30,000,000	USD	3/20/2019	DB	Receive	1.46%	0.53%	Republic of Austria	30,000,000	USD	1,705,230
20,000,000	USD	3/20/2019	DB	Receive	1.66%	2.92%	Republic of Italy	20,000,000	USD	(1,243,885)
10,000,000	USD	3/20/2019	DB	Receive	1.70%	2.92%	Republic of Italy	10,000,000	USD	(600,395)
30,000,000	USD	3/20/2019	DB	Receive	1.25%	0.57%	United Kingdom Government	30,000,000	USD	1,255,181
10,000,000	USD	3/20/2019	DB	Receive	1.35%	0.57%	United Kingdom Government	10,000,000	USD	478,583
6,000,000	USD	3/20/2020	BCLY	Receive	1.00%	3.29%	Republic of Croatia	6,000,000	USD	(778,141)
30,000,000	USD	3/20/2023	JPM	Receive	1.00%	1.85%	Republic of Turkey	30,000,000	USD	(2,168,712)
20,000,000	USD	9/20/2031	GS	(Pay)	1.00%	1.47%	United Mexican States	N/A		1,217,088

										$593,100

Premiums to (Pay) Receive										$10,602,281

^	Receive - Fund receives premium and sells credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. (Pay) - Fund pays premium and buys credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(1)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on the reference security, as of February 28, 2013, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection. Wider (i.e., higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Fund Pays	Fund (Pays)/Receives	Net Unrealized Appreciation/ (Depreciation)
25,000,000	USD	6/20/2013	JPM	3 Month LIBOR +0.55	EMBI + Total Return Index	$90,312
50,000,000	USD	6/20/2013	JPM	3 Month LIBOR +0.55	EMBI + Total Return Index	67,960

						$158,272

					Premiums to (Pay) Receive	$—

See accompanying notes to the financial statements.	45

Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2013

As of February 28, 2013, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

¿	These securities are primarily backed by subprime mortgages.

*	Non-income producing security.

(a)	Security is backed by the U.S. Treasury Bonds.

(b)	Security is in default.

(c)	Security is linked to Argentine Republic Gross Domestic Product (GDP). Security does not pay principal over life of security or at expiration. Payments are based on growth of Argentina GDP, subject to certain conditions.

(d)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

(e)	Security represents a judgment against the Government of Argentina (“Argentina”) relating to Argentina’s failure to make payments on sovereign debt held by the Fund. See “Other matters” in Notes to Financial Statements for additional information.

(f)	All or a portion of this security has been pledged to cover collateral requirements on reverse repurchase agreements (Note 2).

(g)	These Peru Trust securities are currently in default. See “Other matters” in Notes to Financial Statements for additional information.

(h)	All or a portion of this security has been pledged to cover margin requirements on futures contracts, collateral on swap agreements, forward currency contracts, and/or written options, if any. (Note 4).

(i)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic (Note 2).

(j)	Underlying investment represents interests in defaulted claims. See “Other matters” in Notes to Financial Statements for additional information.

(k)	The rate disclosed is the 7 day net yield as of February 28, 2013. Note: Yield rounds to 0.00%.

(l)	The rate disclosed is the 7 day net yield as of February 28, 2013.

(m)	Repurchase Agreements have an open maturity date and can be closed on demand.

(n)	Reverse Repurchase Agreements have an open maturity date and can be closed on demand.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 95.

46	See accompanying notes to the financial statements.

This page has been left blank intentionally.

Global Bond Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO Global Bond Fund returned +4.7% for the fiscal year ended February 28, 2013, as compared with -1.5% for the J.P. Morgan GBI Global.

The Fund’s investment exposure was achieved directly through bonds, swaps, and futures and indirectly through investment in underlying GMO Trust mutual funds, including GMO Short-Duration Collateral Fund (SDCF), GMO World Opportunity Overlay Fund (Overlay Fund), GMO Emerging Country Debt Fund (ECDF), and GMO U.S. Treasury Fund (USTF).

The Fund outperformed the benchmark during the fiscal year by 6.2%. Exposures to asset-backed securities held indirectly through SDCF and Overlay Fund were the largest positive contributors for the fiscal year, followed by positive contributions from developed markets interest-rate positioning (primarily through exchange-traded futures and interest-rate swaps), exposure to emerging country debt via ECDF, and developed markets currency selection (primarily through currency forwards and options).

Asset-backed securities and subprime mortgages held indirectly through SDCF and Overlay Fund led gains during the fiscal year. However, SDCF had 30 securities downgraded during the fiscal year, and Overlay Fund had 12, representing 13% and 11% of their respective market values from the beginning of the fiscal year. At fiscal year-end, 16% of SDCF’s portfolio was rated AAA and 6% of Overlay Fund’s asset-backed holdings were rated AAA. Further, 45% of SDCF’s portfolio was rated below BBB at fiscal year-end, and 55% of Overlay Fund’s asset-backed holdings were rated below BBB.

In developed markets currency selection, yen, New Zealand dollar, Swiss franc, and euro positions drove gains, although this performance was offset somewhat by Canadian dollar, Australian dollar, and Norwegian krone positions.

Developed markets interest-rate positioning also contributed positively during the fiscal year: contributions from U.K., U.S., Swiss, Canadian, and opportunistic positions more than offset losses from eurozone, Swedish, Japanese, and Australian positions.

A small exposure to emerging country debt through investment in ECDF added value due to positive contributions from security selection within ECDF.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

48

Global Bond Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO Global Bond Fund Class III Shares and the J.P. Morgan GBI Global

As of February 28, 2013

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2013. All information is unaudited.

49

Global Bond Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2013 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Debt Obligations	74.6%
Short-Term Investments	28.8
Options Purchased	0.5
Futures Contracts	0.1
Loan Participations	0.1
Loan Assignments	0.1
Rights/Warrants	0.0 ^
Written Options	(0.0)^
Forward Currency Contracts	(0.6)
Reverse Repurchase Agreements	(1.4)
Swap Agreements	(2.2)

100.0%

Country/Region Summary**	% of Investments
United States	44.4%
Euro Region***	24.8
Canada	21.9
Sweden	9.9
Japan	8.3
Switzerland	5.4
Emerging****	4.5
United Kingdom	(8.6)
Australia	(10.6)

100.0%

^	Rounds to 0.0%

*	The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”).

**	The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments. The table includes exposure through the use of certain derivative financial instruments and excludes exposure through certain currency linked derivatives such as forward currency contracts and currency options. The table is based on duration adjusted net exposures (both investments and derivatives), taking into account the market value of securities and the notional amounts of swaps and other derivative financial instruments. For example, U.S. asset-backed securities represent a relatively small percentage due to their short duration, even though they represent a large percentage of market value (direct and indirect). Duration is based on the Manager’s models. The greater the duration of a bond, the greater its contribution to the concentration percentage. Credit default swap exposures are factored into the duration-adjusted exposure using a reference security and applying the same methodology to that security.

***	The “Euro Region” is comprised of Austria, Belgium, Cyprus, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Malta, Netherlands, Portugal, Slovakia, Slovenia and Spain.

****	The “Emerging” exposure is associated only with investments in the Emerging Country Debt Fund, which is exposed to emerging countries primarily comprised of Venezuela, Mexico, Russia, Turkey, Argentina, Brazil, Philippines, Indonesia, Ukraine and Congo. Additional information about the fund’s emerging country exposure is available in the financial statements of the Emerging Country Debt Fund country/region summary.

50

Global Bond Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2013

Par Value / Shares		Description	Value ($)
		DEBT OBLIGATIONS — 32.0%

		Canada — 2.5%
		Foreign Government Obligations
CAD	1,500,000	Government of Canada, 8.00%, due 06/01/23	2,275,709
CAD	2,000,000	Government of Canada, 1.50%, due 06/01/23	1,856,970

		Total Canada	4,132,679

		France — 2.7%
		Foreign Government Obligations
EUR	3,000,000	Government of France, 4.00%, due 10/25/38	4,505,125

		Italy — 3.4%
		Foreign Government Obligations
EUR	4,400,000	Buoni Poliennali Del Tesoro, 5.00%, due 08/01/34	5,595,637

		Japan — 9.0%
		Foreign Government Obligations
JPY	1,200,000,000	Japan Government Twenty Year Bond, 2.20%, due 06/20/26	14,847,945

		Spain — 1.3%
		Foreign Government Obligations
EUR	2,000,000	Government of Spain, 4.70%, due 07/30/41	2,231,915

		United States — 13.1%
		U.S. Government
USD	3,150,502	U.S. Treasury Inflation Indexed Note, 0.63%, due 04/15/13 (a) (b)	3,172,899
USD	10,000,000	U.S. Treasury Note, 1.63%, due 11/15/22	9,795,310
USD	10,000,000	U.S. Treasury Principal Strip Bond, due 11/15/21	8,615,990

		Total United States	21,584,199

		TOTAL DEBT OBLIGATIONS (COST $51,042,054)	52,897,500

		MUTUAL FUNDS — 66.5%

		United States – 66.5%
		Affiliated Issuers
	792,733	GMO Emerging Country Debt Fund, Class IV	8,188,930
	7,873,225	GMO Short-Duration Collateral Fund	30,705,579
	45,838	GMO Special Purpose Holding Fund (c)	24,753
	1,333,805	GMO U.S. Treasury Fund	33,345,121
	1,467,757	GMO World Opportunity Overlay Fund	37,691,995

		TOTAL MUTUAL FUNDS (COST $110,172,945)	109,956,378

Shares / Par Value ($)	Description	Value ($)

	SHORT-TERM INVESTMENTS — 2.1%

	Money Market Funds – 0.2%
260,377	State Street Institutional Treasury Plus Money Market Fund-Institutional Class, 0.00% (d)	260,377

	U.S. Government – 1.9%
3,150,000	U.S. Treasury Bill, 0.11%, due 10/17/13 (b) (e)	3,147,738

	TOTAL SHORT-TERM INVESTMENTS (COST $3,406,823)	3,408,115

	TOTAL INVESTMENTS — 100.6% (Cost $164,621,822)	166,261,993
	Other Assets and Liabilities (net) — (0.6%)	(924,922)

	TOTAL NET ASSETS — 100.0%	$165,337,071

A summary of outstanding financial instruments at February 28, 2013 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
04/23/2013	BCLY	CAD	3,700,000	USD	3,685,259	$101,555
04/23/2013	CITI	CAD	3,800,000	USD	3,725,240	44,679
04/23/2013	DB	CAD	1,100,000	USD	1,069,560	4,135
03/12/2013	CITI	CHF	3,400,000	USD	3,683,886	56,127
03/12/2013	DB	CHF	8,800,000	USD	9,513,514	124,017
03/26/2013	CITI	EUR	1,800,000	USD	2,372,442	22,083
03/26/2013	DB	EUR	500,000	USD	654,053	1,175
05/07/2013	CITI	GBP	900,000	USD	1,373,180	8,285
04/02/2013	CITI	JPY	350,000,000	USD	3,814,590	37,874
04/09/2013	CITI	NOK	14,000,000	USD	2,465,078	29,606
04/09/2013	DB	NOK	3,600,000	USD	646,412	20,148
03/05/2013	BCLY	NZD	12,300,000	USD	10,202,198	34,463
03/05/2013	CITI	NZD	3,300,000	USD	2,728,195	265
03/05/2013	BCLY	USD	6,314,000	NZD	7,700,000	51,168
03/05/2013	CITI	USD	6,563,227	NZD	7,900,000	(32,730)
03/12/2013	CITI	USD	6,207,552	CHF	5,700,000	(125,719)
03/26/2013	CITI	USD	29,282,036	EUR	22,200,000	(294,269)
04/02/2013	BCLY	USD	6,115,515	JPY	540,000,000	(288,583)
04/02/2013	CITI	USD	4,142,668	JPY	380,000,000	(42,233)
04/02/2013	DB	USD	438,908	JPY	40,000,000	(7,283)
04/02/2013	JPM	USD	12,039,977	JPY	1,100,000,000	(170,299)
04/09/2013	BCLY	USD	1,320,270	NOK	7,300,000	(50,346)
04/09/2013	DB	USD	8,895,832	NOK	49,800,000	(232,515)
04/16/2013	BCLY	USD	10,722,300	AUD	10,300,000	(235,661)
04/16/2013	CITI	USD	2,052,711	AUD	2,000,000	(16,470)
04/23/2013	RBS	USD	298,680	CAD	300,000	(8,109)
04/30/2013	CITI	USD	1,702,539	SEK	10,800,000	(34,705)
04/30/2013	DB	USD	2,148,333	SEK	13,800,000	(17,213)
05/07/2013	BCLY	USD	4,574,361	GBP	3,000,000	(24,711)
05/14/2013	BCLY	USD	10,155,347	NZD	12,300,000	(34,354)

						$(1,079,620)

See accompanying notes to the financial statements.	51

Global Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2013

Futures Contracts

Number of Contracts	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Buys
10	Australian Government Bond 3 Yr.	March 2013	$1,119,242	$(4,065)
240	Canadian Government Bond 10 Yr.	June 2013	31,275,521	274,595
119	Euro BOBL	March 2013	19,848,214	87,140
9	Euro Bund	March 2013	1,705,974	(1,205)
34	U.S. Treasury Bond 30 Yr. (CBT)	June 2013	4,888,563	695
71	U.S. Treasury Note 2 Yr. (CBT)	June 2013	15,653,281	2,097
110	U.S. Treasury Note 5 Yr. (CBT)	June 2013	13,638,281	14,279
184	U.S. Treasury Note 10 Yr. (CBT)	June 2013	24,204,625	886

			$112,333,701	$374,422

Number of Contracts	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Sales
84	Australian Government Bond 10 Yr.	March 2013	$10,547,043	$67,657
1	Euro SCHATZ	March 2013	144,770	63
5	Japanese Government Bond 10 Yr. (TSE)	March 2013	7,859,308	(37,718)
87	UK Gilt Long Bond	June 2013	15,410,274	(185,794)

			$33,961,395	$(155,792)

Swap Agreements

Credit Default Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) ^	Annual Premium	Implied Credit Spread (1)	Reference Entity	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)	Net Unrealized Appreciation/ (Depreciation)
21,000,000	USD	3/20/2014	DB	(Pay)	1.70%	1.46%	Republic of Italy	N/A	$(123,040)

Premiums to (Pay) Receive									$—

^	Receive - Fund receives premium and sells credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. (Pay) - Fund pays premium and buys credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(1)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on the reference security, as of February 28, 2013, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection. Wider (i.e., higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

52	See accompanying notes to the financial statements.

Global Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2013

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)#	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
17,100,000	SEK	3/20/2023	CITI	Receive	2.25%	3 Month SEK STIBOR	$(28,428)
36,400,000	SEK	3/20/2023	BCLY	Receive	2.25%	3 Month SEK STIBOR	(60,514)
21,200,000	SEK	3/20/2023	DB	Receive	2.25%	3 Month SEK STIBOR	(35,244)
3,400,000	CHF	3/20/2023	DB	Receive	1.00%	6 Month CHF LIBOR	(43,664)
1,800,000	CHF	3/20/2023	CITI	Receive	1.00%	6 Month CHF LIBOR	(23,116)
800,000	CHF	3/20/2023	BCLY	Receive	1.00%	6 Month CHF LIBOR	(10,274)

							$(201,240)

						Premiums to (Pay) Receive	$36,556

#	Receive - Fund receives fixed rate and pays variable rate. (Pay) - Fund pays fixed rate and receives variable rate.

As of February 28, 2013, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

(a)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic (Note 2).

(b)	All or a portion of this security has been pledged to cover margin requirements on futures contracts, collateral on swap agreements, forward currency contracts, and/or written options, if any (Note 4).

(c)	Underlying investment represents interests in defaulted claims. See “Other matters” in Notes to Financial Statements for additional information.

(d)	The rate disclosed is the 7 day net yield as of February 28, 2013. Note: Yield rounds to 0.00%.

(e)	The rate shown represents yield-to-maturity.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 95.

See accompanying notes to the financial statements.	53

International Bond Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO International Bond Fund returned +3.2% for the fiscal year ended February 28, 2013, as compared with -3.3% for the J.P. Morgan GBI Global ex-U.S. Index.

The Fund’s investment exposure was achieved directly through bonds, swaps, and futures and indirectly through investment in underlying GMO Trust mutual funds, including GMO Short-Duration Collateral Fund (SDCF), GMO World Opportunity Overlay Fund (Overlay Fund), GMO Emerging Country Debt Fund (ECDF), and GMO U.S. Treasury Fund (USTF).

The Fund outperformed the benchmark during the fiscal year by 6.5%. Exposures to asset-backed securities held indirectly through SDCF and Overlay Fund were the largest positive contributors for the fiscal year, followed by positive contributions from developed markets interest-rate positioning (primarily through exchange-traded futures and interest-rate swaps), exposure to emerging country debt via ECDF, and developed markets currency selection (primarily through currency forwards and options).

Asset-backed securities, along with subprime mortgages, performed well throughout the fiscal year due to spreads tightening and prices increasing across most sectors. However, SDCF had 30 securities downgraded during the fiscal year, and Overlay Fund had 12, representing 13% and 11% of their respective market values from the beginning of the fiscal year. At fiscal year-end, 16% of SDCF’s portfolio was rated AAA and 6% of Overlay Fund’s asset-backed holdings were rated AAA. Further, 45% of SDCF’s portfolio was rated below BBB at fiscal year-end, and 55% of Overlay Fund’s asset-backed holdings were rated below BBB.

In developed markets currency selection, yen, New Zealand dollar, Swiss franc, and euro positions drove gains, although this performance was offset somewhat by Canadian dollar, Australian dollar, and Norwegian krone positions.

Developed markets interest-rate positioning also contributed positively during the fiscal year: contributions from U.K., U.S., Swiss, Canadian, and opportunistic positions more than offset losses from eurozone, Swedish, Japanese, and Australian positions.

A small exposure to emerging country debt through investment in ECDF added value due to positive contributions from security selection within ECDF.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

54

International Bond Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO International Bond Fund Class III Shares and the J.P. Morgan GBI Global ex U.S.

As of February 28, 2013

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2013. All information is unaudited.

55

International Bond Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2013 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Debt Obligations	81.4%
Short-Term Investments	23.2
Options Purchased	0.5
Futures Contracts	0.2
Loan Participations	0.1
Loan Assignments	0.0 ^
Rights/Warrants	0.0 ^
Written Options	(0.0)^
Forward Currency Contracts	(1.2)
Reverse Repurchase Agreements	(1.4)
Swap Agreements	(2.7)
Other	(0.1)

100.0%

Country/Region Summary**	% of Investments
Euro Region***	38.3%
Canada	22.7
Japan	21.2
United States	13.1
Sweden	10.2
Switzerland	5.9
Emerging****	4.0
United Kingdom	(5.1)
Australia	(10.3)

100.0%

^	Rounds to 0.0%.

*	The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”).

**	The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments. The table includes exposure through the use of certain derivative financial instruments and excludes exposure through certain currency linked derivatives such as forward currency contracts and currency options. The table is based on duration adjusted net exposures (both investments and derivatives), taking into account the market value of securities and the notional amounts of swaps and other derivative financial instruments. For example, U.S. asset-backed securities represent a relatively small percentage due to their short duration, even though they represent a large percentage of market value (direct and indirect). Duration is based on the Manager’s models. The greater the duration of a bond, the greater its contribution to the concentration percentage. Credit default swap exposures are factored into the duration-adjusted exposure using a reference security and applying the same methodology to that security.

***	The “Euro Region” is comprised of Austria, Belgium, Cyprus, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Malta, Netherlands, Portugal, Slovakia, Slovenia and Spain.

****	The “Emerging” exposure is associated only with investments in the Emerging Country Debt Fund, which is exposed to emerging countries primarily comprised of Venezuela, Mexico, Russia, Turkey, Argentina, Brazil, Philippines, Indonesia, Ukraine and Congo. Additional information about the fund’s emerging country exposure is available in the financial statements of the Emerging Country Debt Fund country/region summary.

56

International Bond Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2013

Par Value / Shares		Description	Value ($)
		DEBT OBLIGATIONS — 36.6%

		Canada — 4.6%
		Foreign Government Obligations
CAD	3,000,000	Government of Canada, 3.50%, due 06/01/20	3,279,680

		France — 4.2%
		Foreign Government Obligations
EUR	2,000,000	Government of France, 4.00%, due 10/25/38	3,003,417

		Italy — 2.3%
		Foreign Government Obligations
EUR	1,250,000	Buoni Poliennali Del Tesoro, 5.00%, due 08/01/34	1,589,670

		Japan — 18.9%
		Foreign Government Obligations
JPY	250,000,000	Japan Government Thirty Year Bond, 2.20%, due 03/20/41	2,939,287
JPY	848,400,000	Japan Government Twenty Year Bond, 2.20%, due 06/20/26	10,497,497

		Total Japan	13,436,784

		Spain — 1.7%
		Foreign Government Obligations
EUR	1,100,000	Government of Spain, 4.70%, due 07/30/41	1,227,553

		United States — 4.9%
		U.S. Government
USD	3,430,788	U.S. Treasury Inflation Indexed Note, 0.63%, due 04/15/13 (a) (b)	3,455,177

		TOTAL DEBT OBLIGATIONS (COST $26,515,084)	25,992,281

		MUTUAL FUNDS — 62.8%

		United States — 62.8%
		Affiliated Issuers
	298,907	GMO Emerging Country Debt Fund, Class IV	3,087,707
	3,980,527	GMO Short-Duration Collateral Fund	15,524,056
	37,466	GMO Special Purpose Holding Fund (c)	20,231
	408,335	GMO U.S. Treasury Fund	10,208,382
	611,477	GMO World Opportunity Overlay Fund	15,702,723

		TOTAL MUTUAL FUNDS (COST $39,317,819)	44,543,099

Shares / Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 2.4%

	Money Market Funds — 0.6%
441,096	State Street Institutional Treasury Plus Money Market Fund-Institutional Class, 0.00% (d)	441,096

	Total Money Market Funds (COST $441,096)	441,096

	U.S. Government — 1.8%
1,250,000	U.S. Treasury Bill, 0.11%, due 10/17/13 (a) (e)	1,249,102

	Total U.S. Government (COST $1,248,598)	1,249,102

	TOTAL SHORT-TERM INVESTMENTS (COST $1,689,694)	1,690,198

	TOTAL INVESTMENTS — 101.8% (Cost $67,522,597)	72,225,578
	Other Assets and Liabilities (net) — (1.8%)	(1,276,685)

	TOTAL NET ASSETS — 100.0%	$70,948,893

See accompanying notes to the financial statements.	57

International Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2013

A summary of outstanding financial instruments at February 28, 2013 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
04/23/2013	BCLY	CAD	2,300,000	USD	2,290,837	$63,129
04/23/2013	CITI	CAD	1,700,000	USD	1,666,055	19,488
04/23/2013	DB	CAD	500,000	USD	486,164	1,879
03/12/2013	CITI	CHF	1,400,000	USD	1,520,090	26,306
03/12/2013	DB	CHF	3,800,000	USD	4,108,108	53,553
03/26/2013	CITI	EUR	400,000	USD	531,496	9,194
03/26/2013	DB	EUR	100,000	USD	130,811	235
05/07/2013	CITI	GBP	300,000	USD	457,727	2,762
04/02/2013	CITI	JPY	220,000,000	USD	2,388,661	14,725
04/02/2013	DB	JPY	20,000,000	USD	219,454	3,641
04/09/2013	CITI	NOK	6,000,000	USD	1,056,468	12,695
04/09/2013	DB	NOK	1,600,000	USD	287,294	8,955
03/05/2013	BCLY	NZD	5,300,000	USD	4,396,069	14,850
03/05/2013	CITI	NZD	1,200,000	USD	991,241	(733)
03/05/2013	BCLY	USD	2,706,000	NZD	3,300,000	21,929

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
03/05/2013	CITI	USD	2,660,076	NZD	3,200,000	$(14,811)
03/12/2013	CITI	USD	2,613,277	CHF	2,400,000	(52,506)
03/26/2013	CITI	USD	22,110,729	EUR	16,800,000	(174,039)
04/02/2013	BCLY	USD	11,891,280	JPY	1,050,000,000	(561,133)
04/02/2013	CITI	USD	2,178,751	JPY	200,000,000	(20,628)
04/09/2013	BCLY	USD	560,663	NOK	3,100,000	(21,380)
04/09/2013	DB	USD	3,840,511	NOK	21,500,000	(100,323)
04/16/2013	BCLY	USD	4,996,800	AUD	4,800,000	(109,822)
04/16/2013	CITI	USD	923,927	AUD	900,000	(7,619)
04/30/2013	CITI	USD	740,920	SEK	4,700,000	(15,103)
04/30/2013	DB	USD	1,089,734	SEK	7,000,000	(8,731)
05/07/2013	BCLY	USD	4,574,361	GBP	3,000,000	(24,711)
05/14/2013	BCLY	USD	4,375,881	NZD	5,300,000	(14,803)

						$(873,001)

Futures Contracts

Number of Contracts	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Buys
6	Australian Government Bond 3 Yr.	March 2013	$671,545	$(2,439)
101	Canadian Government Bond 10 Yr.	June 2013	13,161,782	115,559
79	Euro BOBL	March 2013	13,176,545	61,929
26	Euro Bund	March 2013	4,928,370	59,395
80	U.S. Treasury Note 10 Yr. (CBT)	June 2013	10,523,750	385
10	U.S. Treasury Note 2 Yr. (CBT)	June 2013	2,204,687	295

			$44,666,679	$235,124

Number of Contracts	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Sales
35	Australian Government Bond 10 Yr.	March 2013	$4,394,601	$28,903
38	Euro Dollar 90 Day	June 2013	9,470,550	(26,239)
5	Japanese Government Bond 10 Yr. (TSE)	March 2013	7,859,308	(41,992)
3	U.S. Treasury Bond 30 Yr. (CBT)	June 2013	431,344	(123)
22	UK Gilt Long Bond	June 2013	3,896,851	(46,982)

			$26,052,654	$(86,433)

Reverse Repurchase Agreements

Average balance outstanding	$(2,202,500)
Average interest rate	0.31%
Maximum balance outstanding	$(2,202,500)

Average balance outstanding was calculated based on daily face value balances outstanding during the period that the Fund has entered into reverse repurchase agreements. The Fund had no reverse repurchase agreements outstanding at the end of the period.

58	See accompanying notes to the financial statements.

International Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2013

Swap Agreements

Credit Default Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) ^	Annual Premium	Implied Credit Spread (1)	Reference Entity	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)		Net Unrealized Appreciation/ (Depreciation)
9,000,000	USD	3/20/2014	DB	(Pay)	1.70%	1.46%	Republic of Italy	N/A		$(52,732)
6,000,000	USD	3/20/2019	DB	Receive	1.66%	2.92%	Republic of Italy	6,000,000	USD	(373,165)

										$(425,897)

							Premiums to (Pay) Receive			$—

^	Receive - Fund receives premium and sells credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. (Pay) - Fund pays premium and buys credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(1)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on the reference security, as of February 28, 2013, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection. Wider (i.e., higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)#	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
9,300,000	SEK	3/20/2023	DB	Receive	2.25%	3 Month SEK STIBOR	$(15,461)
7,200,000	SEK	3/20/2023	CITI	Receive	2.25%	3 Month SEK STIBOR	(11,970)
16,500,000	SEK	3/20/2023	BCLY	Receive	2.25%	3 Month SEK STIBOR	(27,431)
1,400,000	CHF	3/20/2023	DB	Receive	1.00%	6 Month CHF LIBOR	(17,979)
900,000	CHF	3/20/2023	CITI	Receive	1.00%	6 Month CHF LIBOR	(11,558)
500,000	CHF	3/20/2023	BCLY	Receive	1.00%	6 Month CHF LIBOR	(6,421)

							$(90,820)

						Premiums to (Pay) Receive	$19,445

#	Receive - Fund receives fixed rate and pays variable rate. (Pay) - Fund pays fixed rate and receives variable rate.

As of February 28, 2013, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

(a)	All or a portion of this security has been pledged to cover margin requirements on futures contracts, collateral on swap agreements, forward currency contracts, and/or written options, if any.

(b)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.

(c)	Underlying investment represents interests in defaulted claims. See “Other matters” in Notes to Financial Statements for additional information.
(d)	The rate disclosed is the 7 day net yield as of February 28, 2013. Note: Yield rounds to 0.00%.

(e)	The rate shown represents yield-to-maturity.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 95.

See accompanying notes to the financial statements.	59

Short-Duration Collateral Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO Short-Duration Collateral Fund (SDCF) returned +16.9% for the fiscal year ended February 28, 2013, as compared with +0.7% for the J.P. Morgan U.S. 3 Month Cash Index.

SDCF outperformed its benchmark during the fiscal year by 16.2%, with positive performance attributable to the spread tightening in some asset-backed security holdings.

Asset-backed securities, along with subprime mortgages, performed well throughout the fiscal year due to spreads tightening and prices increasing across most sectors. However, SDCF had 30 securities downgraded during the fiscal year, representing 13% of its market value from the beginning of the period. At fiscal year-end, about 16% of SDCF’s portfolio was rated AAA, 46% of the portfolio was rated single-A or better, and 45% of the portfolio was rated below BBB.

During the fiscal year ended February 28, 2013, the Fund did not pursue an active investment program.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

60

Short-Duration Collateral Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO Short-Duration Collateral Fund and the J.P. Morgan U.S. 3 Month Cash Index

As of February 28, 2013

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, please call (617) 330-7500. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2013. All information is unaudited.

61

Short-Duration Collateral Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2013 (Unaudited)

Asset Class Summary	% of Total Net Assets
Debt Obligations	97.7%
Short-Term Investments	2.3
Other	0.0 ^

100.0%

Industry Sector Summary	% of Debt Obligations
Residential Asset-Backed Securities (United States)	38.3%
Student Loans	9.9
Business Loans	8.3
CMBS	8.1
Residential Mortgage-Backed Securities (European)	7.6
Residential Mortgage-Backed Securities (Australian)	6.7
Corporate Collateralized Debt Obligations	4.5
U.S. Government Agency	3.7
Insured Other	3.3
CMBS Collateralized Debt Obligations	2.6
Airlines	1.5
Insured Residential Mortgage-Backed Securities (United States)	1.5
Credit Cards	1.4
Insured Residential Asset-Backed Securities (United States)	1.3
Insured Time Share	0.7
Residential Mortgage-Backed Securities (United States)	0.3
Insured Business Loans	0.2
Time Share	0.1

100.0%

^	Rounds to 0.0%.

62

Short-Duration Collateral Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2013

Par Value ($)	Description	Value ($)
	DEBT OBLIGATIONS — 97.7%

	Asset-Backed Securities — 94.1%
	Airlines — 1.5%
13,745,165	Aircraft Finance Trust, Series 99-1A, Class A1, 144A, 1 mo. LIBOR + .48%, 0.68%, due 05/15/24	6,460,227
4,673,863	Continental Airlines, Inc., Series 99-1A, 6.55%, due 08/02/20	5,141,249

	Total Airlines	11,601,476

	Business Loans — 8.1%
1,916,072	Bayview Commercial Asset Trust, Series 04-1, Class A, 144A, 1 mo. LIBOR + .36%, 0.56%, due 04/25/34	1,791,528
1,668,760	Bayview Commercial Asset Trust, Series 04-3, Class A1, 144A, 1 mo. LIBOR + .37%, 0.57%, due 01/25/35	1,518,571
6,908,748	Bayview Commercial Asset Trust, Series 05-4A, Class A2, 144A, 1 mo. LIBOR + .39%, 0.59%, due 01/25/36	5,319,736
6,629,991	Bayview Commercial Asset Trust, Series 07-3, Class A1, 144A, 1 mo. LIBOR + .24%, 0.44%, due 07/25/37	5,038,793
24,691,825	Bayview Commercial Asset Trust, Series 07-6A, Class A2, 144A, 1 mo. LIBOR + 1.30%, 1.50%, due 12/25/37	22,963,397
5,119,227	Bayview Financial Acquisition Trust, Series 04-B, Class A1, 144A, 1 mo. LIBOR + .50%, 1.20%, due 05/28/39	2,175,671
5,337,066	Bayview Financial Acquisition Trust, Series 04-B, Class A2, 144A, 1 mo. LIBOR + .65%, 1.50%, due 05/28/39	2,001,400
8,504,598	Bayview Financial Acquisition Trust, Series 05-A, Class A1, 144A, 1 mo. LIBOR + .50%, 1.20%, due 02/28/40	5,861,369
1,843,132	GE Business Loan Trust, Series 04-1, Class A, 144A, 1 mo. LIBOR + .29%, 0.49%, due 05/15/32	1,714,113
3,892,722	GE Business Loan Trust, Series 05-2A, Class A, 144A, 1 mo. LIBOR + .24%, 0.44%, due 11/15/33	3,386,668
4,963,659	Lehman Brothers Small Balance Commercial, Series 05-1A, Class A, 144A, 1 mo. LIBOR + .25%, 0.45%, due 02/25/30	4,277,880
3,072,072	Lehman Brothers Small Balance Commercial, Series 05-2A, Class 1A, 144A, 1 mo. LIBOR + .25%, 0.45%, due 09/25/30	2,611,261
4,305,957	Lehman Brothers Small Balance Commercial, Series 07-3A, Class 1A2, 144A, 1 mo. LIBOR + .85%, 1.05%, due 10/25/37	4,110,854

	Total Business Loans	62,771,241

	CMBS — 7.9%
352,635	Citigroup/Deutsche Bank Commercial Mortgage, Series 05-CD1, Class A2FL, 1 mo. LIBOR + .12%, 0.32%, due 07/15/44	352,635

Par Value ($)	Description	Value ($)
	CMBS — (continued)
32,300,000	Commercial Mortgage Pass-Through Certificates, Series 06-FL12, Class AJ, 144A, 1 mo. LIBOR + .13%, 0.33%, due 12/15/20	31,169,500
10,161,601	GS Mortgage Securities Corp., Series 06-GG6, Class A2, 5.51%, due 04/10/38	10,517,256
3,427,483	GS Mortgage Securities Corp., Series 07-EOP, Class A1, 144A, 1 mo. LIBOR + .35%, 1.10%, due 03/06/20	3,430,567
6,300,000	GS Mortgage Securities Corp., Series 07-EOP, Class A2, 144A, 1 mo. LIBOR + .51%, 1.26%, due 03/06/20	6,311,970
7,564,068	Merrill Lynch Mortgage Trust, Series 06-C1, Class A2, 5.64%, due 05/12/39	7,769,054
1,139,093	Morgan Stanley Capital I, Series 06-IQ11, Class A3, 5.66%, due 10/15/42	1,149,163

	Total CMBS	60,700,145

	CMBS Collateralized Debt Obligations — 2.6%
4,398,348	American Capital Strategies Ltd. Commercial Real Estate CDO Trust, Series 07-1A, Class A, 144A, 3 mo. LIBOR + .80%, 1.09%, due 11/23/52	4,398
2,134,696	Crest Exeter Street Solar, Series 04-1A, Class A1, 144A, 3 mo. LIBOR + .35%, 0.66%, due 06/28/19	2,092,002
455,635	G-Force LLC, Series 05-RR2, Class A2, 144A, 5.16%, due 12/25/39	457,913
18,834,634	Marathon Real Estate CDO, Series 06-1A, Class A1, 144A, 1 mo. LIBOR + .33%, 0.53%, due 05/25/46	17,327,863

	Total CMBS Collateralized Debt Obligations	19,882,176

	Corporate Collateralized Debt Obligations — 4.4%
34,200,000	Morgan Stanley ACES SPC, Series 06-13A, Class A, 144A, 3 mo. LIBOR + .29%, 0.60%, due 06/20/13	34,223,940

	Credit Cards — 1.4%
10,600,000	World Financial Network Credit Card Master Trust, Series 06-A, Class A, 144A, 1 mo. LIBOR + .13%, 0.33%, due 02/15/17	10,600,106

	Insured Business Loans — 0.2%
1,694,716	CNL Commercial Mortgage Loan Trust, Series 03-2A, Class A1, 144A, AMBAC, 1 mo. LIBOR + .44%, 0.64%, due 10/25/30	1,229,516

	Insured Other — 3.2%
1,505,000	GE Seaco Finance SRL, Series 04-1A, Class A, 144A, AMBAC, 1 mo. LIBOR + .30%, 0.50%, due 04/17/19	1,501,704
7,728,973	Henderson Receivables LLC, Series 06-3A, Class A1, 144A, MBIA, 1 mo. LIBOR + .20%, 0.40%, due 09/15/41	7,274,594

See accompanying notes to the financial statements.	63

Short-Duration Collateral Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Par Value ($)	Description	Value ($)
	Insured Other — (continued)
7,304,160	Henderson Receivables LLC, Series 06-4A, Class A1, 144A, MBIA, 1 mo. LIBOR + .20%, 0.40%, due 12/15/41	6,897,581
4,554,113	TIB Card Receivables Fund, Series 2005-B,144A, FGIC, 3 mo. LIBOR + .25%, 0.56%, due 01/05/14	4,098,702
2,988,000	Toll Road Investment Part II, Series 1999B, 144A, MBIA, Zero Coupon, due 02/15/30	810,495
26,300,000	Toll Road Investment Part II, Series C, 144A, MBIA, Zero Coupon, due 02/15/37	4,160,660

	Total Insured Other	24,743,736

	Insured Residential Asset-Backed Securities (United States) ¿— 1.3%
1,722,036	Ameriquest Mortgage Securities, Inc., Series 04-R6, Class A1, XL, 1 mo. LIBOR + .21%, 0.62%, due 07/25/34	1,558,443
1,964,892	Citigroup Mortgage Loan Trust, Inc., Series 03-HE3, Class A, AMBAC, 1 mo. LIBOR + .38%, 0.58%, due 12/25/33	1,807,701
531,044	Quest Trust, Series 04-X1, Class A, 144A, AMBAC, 1 mo. LIBOR + .33%, 0.53%, due 03/25/34	499,181
6,609,978	Residential Asset Mortgage Products, Inc., Series 05-RS9, Class AI3, FGIC, 1 mo. LIBOR + .22%, 0.42%, due 11/25/35	5,816,781

	Total Insured Residential Asset-Backed Securities (United States)	9,682,106

	Insured Residential Mortgage-Backed Securities (United States) — 1.4%
376,975	Chevy Chase Mortgage Funding Corp., Series 03-4A, Class A1, 144A, AMBAC, 1 mo. LIBOR + .34%, 0.54%, due 10/25/34	282,731
812,760	Chevy Chase Mortgage Funding Corp., Series 04-1A, Class A2, 144A, AMBAC, 1 mo. LIBOR + .33%, 0.53%, due 01/25/35	603,474
7,196,829	Countrywide Home Equity Loan Trust, Series 07-E, Class A, MBIA, 1 mo. LIBOR + .15%, 0.35%, due 06/15/37	4,659,947
3,814,186	GMAC Mortgage Corp. Loan Trust, Series 04-HE3, Class A3, FSA, 1 mo. LIBOR + .23%, 0.43%, due 10/25/34	3,074,616
149,528	GreenPoint Home Equity Loan Trust, Series 04-1, Class A, AMBAC, 1 mo. LIBOR + .23%, 0.66%, due 07/25/29	143,734
206,169	GreenPoint Home Equity Loan Trust, Series 04-4, Class A, AMBAC, 1 mo. LIBOR + .28%, 0.76%, due 08/15/30	169,574
378,160	Lehman ABS Corp., Series 04-2, Class A, AMBAC, 1 mo. LIBOR + .22%, 0.64%, due 06/25/34	340,344
86,050	Residential Funding Mortgage Securities II, Series 03-HS1, Class AII, FGIC, 1 mo. LIBOR + .29%, 0.49%, due 12/25/32	65,398

Par Value ($)	Description	Value ($)
	Insured Residential Mortgage-Backed Securities (United States) — (continued)
1,799,321	SBI Heloc Trust, Series 05-HE1, Class 1A, 144A, FSA, 1 mo. LIBOR + .19%, 0.39%, due 11/25/35	1,712,953

	Total Insured Residential Mortgage-Backed Securities (United States)	11,052,771

	Insured Time Share — 0.7%
1,170,831	Sierra Receivables Funding Co., Series 07-1A, Class A2, 144A, FGIC, 1 mo. LIBOR + .15%, 0.35%, due 03/20/19	1,169,367
4,015,423	Sierra Receivables Funding Co., Series 07-2A, Class A2, 144A, MBIA, 1 mo. LIBOR + 1.00%, 1.20%, due 09/20/19	4,015,423

	Total Insured Time Share	5,184,790

	Residential Asset-Backed Securities (United States) ¿— 37.4%
977,554	Accredited Mortgage Loan Trust, Series 04-4, Class A1B, 1 mo. LIBOR + .39%, 0.59%, due 01/25/35	896,906
2,167,646	ACE Securities Corp., Series 06-ASL1, Class A, 1 mo. LIBOR + .14%, 0.34%, due 02/25/36	791,191
3,409,291	ACE Securities Corp., Series 06-ASP2, Class A2C, 1 mo. LIBOR + .18%, 0.38%, due 03/25/36	3,277,181
18,742,892	ACE Securities Corp., Series 06-ASP5, Class A2C, 1 mo. LIBOR + .18%, 0.38%, due 10/25/36	8,809,159
4,507,337	ACE Securities Corp., Series 06-HE2, Class A2C, 1 mo. LIBOR + .16%, 0.36%, due 05/25/36	2,794,549
619,485	ACE Securities Corp., Series 06-HE3, Class A2B, 1 mo. LIBOR + .09%, 0.29%, due 06/25/36	309,742
9,130,735	ACE Securities Corp., Series 06-OP1, Class A2C, 1 mo. LIBOR + .15%, 0.35%, due 04/25/36	8,320,383
3,081,926	ACE Securities Corp., Series 06-SL1, Class A, 1 mo. LIBOR + .16%, 0.52%, due 09/25/35	1,109,493
7,005,989	ACE Securities Corp., Series 06-SL3, Class A1, 1 mo. LIBOR + .10%, 0.40%, due 06/25/36	1,436,228
8,143,757	ACE Securities Corp., Series 06-SL3, Class A2, 1 mo. LIBOR + .17%, 0.54%, due 06/25/36	1,486,236
4,914,796	ACE Securities Corp., Series 07-HE1, Class A2A, 1 mo. LIBOR + .09%, 0.29%, due 01/25/37	1,671,030
2,495,995	ACE Securities Corp., Series 07-WM1, Class A2A, 1 mo. LIBOR + .07%, 0.27%, due 11/25/36	836,158
11,721,065	Alliance Bancorp Trust, Series 07-S1, Class A1, 144A, 1 mo. LIBOR + .20%, 0.60%, due 05/25/37	600,705
2,275,033	Argent Securities, Inc., Series 04-W8, Class A5, 1 mo. LIBOR + .52%, 1.24%, due 05/25/34	2,149,551
47,326,967	Argent Securities, Inc., Series 06-M1, Class A2C, 1 mo. LIBOR + .15%, 0.35%, due 07/25/36	17,984,247
7,058,787	Argent Securities, Inc., Series 06-M2, Class A2B, 1 mo. LIBOR + .11%, 0.31%, due 09/25/36	2,682,339
9,751,703	Argent Securities, Inc., Series 06-W2, Class A2B, 1 mo. LIBOR + .19%, 0.39%, due 03/25/36	4,778,334

64	See accompanying notes to the financial statements.

Short-Duration Collateral Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Par Value ($)	Description	Value ($)
	Residential Asset-Backed Securities (United States) ¿— (continued)
272,261	Argent Securities, Inc., Series 06-W4, Class A2B, 1 mo. LIBOR + .11%, 0.31%, due 05/25/36	93,250
7,773,155	Argent Securities, Inc., Series 06-W5, Class A2C, 1 mo. LIBOR + .15%, 0.35%, due 06/25/36	2,399,962
8,197,010	Asset Backed Funding Certificates, Series 06-OPT2, Class A3C, 1 mo. LIBOR + .15%, 0.35%, due 10/25/36	6,233,826
15,095,147	Asset Backed Funding Certificates, Series 07-NC1, Class A1, 144A, 1 mo. LIBOR + .22%, 0.42%, due 05/25/37	13,434,681
3,002,192	Bear Stearns Asset Backed Securities, Inc., Series 07-AQ1, Class A1, 1 mo. LIBOR + .11%, 0.31%, due 11/25/36	1,988,952
8,362,822	Bear Stearns Asset Backed Securities, Inc., Series 07-AQ1, Class A2, 1 mo. LIBOR + .20%, 0.40%, due 11/25/36	1,415,826
1,663,547	Bear Stearns Mortgage Funding Trust, Series 07-SL2, Class 1A, 1 mo. LIBOR + .16%, 0.52%, due 02/25/37	753,587
190,737	Carrington Mortgage Loan Trust, Series 07-FRE1, Class A1, 1 mo. LIBOR + .12%, 0.32%, due 02/25/37	190,584
38,100,000	Carrington Mortgage Loan Trust, Series 07-FRE1, Class A2, 1 mo. LIBOR + .20%, 0.40%, due 02/25/37	34,164,270
6,442,783	Centex Home Equity, Series 06-A, Class AV3, 1 mo. LIBOR + .16%, 0.36%, due 06/25/36	6,346,142
84,616	Chase Funding Mortgage Loan Trust, Series 03-3, Class 2A2, 1 mo. LIBOR + .27%, 0.74%, due 04/25/33	79,987
11,311,565	Citigroup Mortgage Loan Trust, Inc., Series 06-HE3, Class A2C, 1 mo. LIBOR + .16%, 0.36%, due 12/25/36	4,807,415
29,710,426	Countrywide Asset-Backed Certificates, Series 06-BC3, Class 2A2, 1 mo. LIBOR + .14%, 0.34%, due 02/25/37	27,476,202
3,461,598	Fremont Home Loan Trust, Series 06-A, Class 1A2, 1 mo. LIBOR + .20%, 0.40%, due 05/25/36	1,775,151
408,405	Equity One ABS, Inc., Series 04-1, Class AV2, 1 mo. LIBOR + .30%, 0.50%, due 04/25/34	290,733
9,171,384	First Franklin Mortgage Loan Asset Backed Certificates, Series 06-FF5, Class 2A3, 1 mo. LIBOR + .16%, 0.36%, due 04/25/36	6,557,539
1,248,941	Fremont Home Loan Trust, Series 06-B, Class 2A2, 1 mo. LIBOR + .10%, 0.30%, due 08/25/36	471,280
18,611,700	Fremont Home Loan Trust, Series 06-B, Class 2A3, 1 mo. LIBOR + .16%, 0.36%, due 08/25/36	7,072,446
2,179,700	Household Home Equity Loan Trust, Series 05-2, Class A2, 1 mo. LIBOR + .31%, 0.51%, due 01/20/35	2,097,961
12,472,878	GE-WMC Mortgage Securities, Series 06-1, Class A2B, 1 mo. LIBOR + .15%, 0.35%, due 08/25/36	5,113,880

Par Value ($)	Description	Value ($)
	Residential Asset-Backed Securities (United States) ¿— (continued)
1,909,908	Household Home Equity Loan Trust, Series 05-3, Class A2, 1 mo. LIBOR + .29%, 0.49%, due 01/20/35	1,862,161
6,606,347	Household Home Equity Loan Trust, Series 06-1, Class A1, 1 mo. LIBOR + .16%, 0.36%, due 01/20/36	6,391,641
24,979,726	JP Morgan Mortgage Acquisition Corp., Series 06-WMC4, Class A3, 1 mo. LIBOR + .12%, 0.32%, due 12/25/36	9,175,053
1,219,766	Master Asset-Backed Securities Trust, Series 05-FRE1, Class A4, 1 mo. LIBOR + .25%, 0.45%, due 10/25/35	1,196,896
13,855,923	Master Asset-Backed Securities Trust, Series 06-FRE2, Class A4, 1 mo. LIBOR + .15%, 0.35%, due 03/25/36	9,699,146
10,390,190	Master Asset-Backed Securities Trust, Series 06-HE2, Class A3, 1 mo. LIBOR + .15%, 0.35%, due 06/25/36	4,935,340
19,772,852	Master Asset-Backed Securities Trust, Series 06-HE3, Class A3, 1 mo. LIBOR + .15%, 0.35%, due 08/25/36	6,376,745
13,029,857	Master Asset-Backed Securities Trust, Series 06-NC3, Class A4, 1 mo. LIBOR + .16%, 0.36%, due 10/25/36	7,231,571
5,293,483	Master Second Lien Trust, Series 06-1, Class A, 1 mo. LIBOR + .16%, 0.52%, due 03/25/36	1,164,566
4,213,893	Merrill Lynch Mortgage Investors, Series 07-HE2, Class A2A, 1 mo. LIBOR + .12%, 0.32%, due 02/25/37	1,657,324
1,584,750	Morgan Stanley Capital, Inc., Series 04-SD1, Class A, 1 mo. LIBOR + .40%, 1.00%, due 08/25/34	1,489,665
31,516,114	Morgan Stanley Capital, Inc., Series 07-HE4, Class A2C, 1 mo. LIBOR + .23%, 0.43%, due 02/25/37	13,551,929
10,996,067	Morgan Stanley Home Equity Loans, Series 06-3, Class A3, 1 mo. LIBOR + .16%, 0.36%, due 04/25/36	7,257,404
1,524,664	Morgan Stanley Home Equity Loans, Series 07-2, Class A1, 1 mo. LIBOR + .10%, 0.30%, due 04/25/37	1,097,758
8,683,673	Morgan Stanley IXIS Real Estate Capital Trust, Series 06-2, Class A3, 1 mo. LIBOR + .15%, 0.35%, due 11/25/36	3,994,489
5,391,832	People’s Choice Home Loan Securities Trust, Series 05-4, Class 1A2, 1 mo. LIBOR + .26%, 0.46%, due 12/25/35	2,399,365
3,701,995	RAAC Series Trust, Series 06-SP1, Class A2, 1 mo. LIBOR + .19%, 0.39%, due 09/25/45	3,564,281
525,028	Residential Asset Mortgage Products, Inc., Series 05-RS8, Class A2, 1 mo. LIBOR + .29%, 0.49%, due 10/25/33	523,610
1,906,976	Residential Asset Securities Corp., Series 05-KS12, Class A2, 1 mo. LIBOR + .25%, 0.45%, due 01/25/36	1,884,092
236,691	Saxon Asset Securities Trust, Series 04-1, Class A, 1 mo. LIBOR + .27%, 0.74%, due 03/25/35	161,246

See accompanying notes to the financial statements.	65

Short-Duration Collateral Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Par Value ($)	Description	Value ($)
	Residential Asset-Backed Securities (United States) ¿— (continued)
399,247	SG Mortgage Securities Trust, Series 05-OPT1, Class A2, 1 mo. LIBOR + .26%, 0.46%, due 10/25/35	397,849
16,708,681	Specialty Underwriting & Residential Finance, Series 06-BC3, Class A2C, 1 mo. LIBOR + .15%, 0.35%, due 06/25/37	9,575,745
4,272,568	Structured Asset Investment Loan Trust, Series 06-1, Class A3, 1 mo. LIBOR + .20%, 0.40%, due 01/25/36	4,176,435
1,462,353	Structured Asset Securities Corp., Series 05-S6, Class A2, 1 mo. LIBOR + .29%, 0.78%, due 11/25/35	1,418,482
13,291,301	Yale Mortgage Loan Trust, Series 07-1, Class A, 144A, 1 mo. LIBOR + .40%, 0.60%, due 06/25/37 (a)	4,120,303

	Total Residential Asset-Backed Securities (United States)	288,000,202

	Residential Mortgage-Backed Securities (Australian) — 6.5%
1,635,820	Crusade Global Trust, Series 04-2, Class A1, 3 mo. LIBOR + .13%, 0.42%, due 11/19/37	1,634,184
3,881,185	Crusade Global Trust, Series 06-1, Class A1, 144A, 3 mo. LIBOR + .06%, 0.36%, due 07/20/38	3,832,670
6,333,827	Crusade Global Trust, Series 07-1, Class A1, 3 mo. LIBOR + .06%, 0.36%, due 04/19/38	6,203,191
1,018,812	Interstar Millennium Trust, Series 03-3G, Class A2, 3 mo. LIBOR + .25%, 0.91%, due 09/27/35	974,565
10,187,888	Interstar Millennium Trust, Series 04-2G, Class A, 3 mo. LIBOR + .20%, 0.71%, due 03/14/36	9,734,935
652,759	Interstar Millennium Trust, Series 05-1G, Class A, 3 mo. LIBOR + .12%, 0.71%, due 12/08/36	631,545
1,028,742	Interstar Millennium Trust, Series 06-2GA, Class A2, 144A, 3 mo. LIBOR + .08%, 0.59%, due 05/27/38	966,719
886,961	Medallion Trust, Series 05-1G, Class A1, 3 mo. LIBOR + .08%, 0.37%, due 05/10/36	881,556
4,374,202	Medallion Trust, Series 06-1G, Class A1, 3 mo. LIBOR + .05%, 0.36%, due 06/14/37	4,308,588
1,037,075	Medallion Trust, Series 07-1G, Class A1, 3 mo. LIBOR + .04%, 0.33%, due 02/27/39	1,032,926
4,512,185	National RMBS Trust, Series 06-3, Class A1, 144A, 3 mo. LIBOR + .07%, 0.37%, due 10/20/37	4,474,642
5,576,136	Puma Finance Ltd., Series G5, Class A1, 144A, 3 mo. LIBOR + .07%, 0.43%, due 02/21/38	5,439,521
5,480,857	Superannuation Members Home Loans Global Fund, Series 07-1, Class A1, 3 mo. LIBOR + .06%, 0.37%, due 06/12/40	5,480,002
463,884	Superannuation Members Home Loans Global Fund, Series 8, Class A1, 3 mo. LIBOR + .07%, 0.45%, due 01/12/37	463,151

Par Value ($)	Description	Value ($)
	Residential Mortgage-Backed Securities (Australian) — (continued)
4,208,668	Westpac Securitization Trust, Series 07-1G, Class A2A, 3 mo. LIBOR + .05%, 0.34%, due 05/21/38	4,178,408

	Total Residential Mortgage-Backed Securities (Australian)	50,236,603

	Residential Mortgage-Backed Securities (European) — 7.4%
8,425,634	Aire Valley Mortgages, Series 06-1A, Class 1A, 144A, 3 mo. LIBOR + .11%, 0.53%, due 09/20/66	7,889,510
17,133,094	Brunel Residential Mortgages, Series 07-1A, Class A4C, 144A, 3 mo. LIBOR + .10%, 0.51%, due 01/13/39	16,608,821
2,590,360	Granite Master Issuer Plc, Series 06-2, Class A4, 1 mo. LIBOR + .08%, 0.28%, due 12/20/54	2,538,553
1,336,555	Granite Mortgages Plc, Series 04-3, Class 2A1, 3 mo. LIBOR + .28%, 0.59%, due 09/20/44	1,324,525
6,213,712	Kildare Securities Ltd., Series 07-1A, Class A2, 144A, 3 mo. LIBOR + .06%, 0.43%, due 12/10/43	5,996,232
2,919,532	Leek Finance Plc, Series 17A, Class A2B, 144A, 3 mo. LIBOR + .14%, 0.59%, due 12/21/37	2,999,363
5,941,786	Paragon Mortgages Plc, Series 7A, Class A1A, 144A, 3 mo. LIBOR + .42%, 0.71%, due 05/15/34	5,478,327
10,126,623	Paragon Mortgages Plc, Series 12A, Class A2C, 144A, 3 mo. LIBOR + .22%, 0.51%, due 11/15/38	8,931,986
5,885,570	Paragon Mortgages Plc, Series 14A, Class A2C, 144A, 3 mo. LIBOR + .10%, 0.51%, due 09/15/39	5,219,912

	Total Residential Mortgage-Backed Securities (European)	56,987,229

	Residential Mortgage-Backed Securities (United States) — 0.3%
440,297	Chevy Chase Mortgage Funding Corp., Series 04-3A, Class A2, 144A, 1 mo. LIBOR + .30%, 0.50%, due 08/25/35	328,021
1,906,698	Mellon Residential Funding Corp., Series 04-TBC1, Class A, 144A, 1 mo. LIBOR + .25%, 0.45%, due 02/26/34	1,664,786

	Total Residential Mortgage-Backed Securities (United States)	1,992,807

	Student Loans — 9.7%
20,300,000	College Loan Corp. Trust, Series 07-2, Class A1, 3 mo. LIBOR + .25%, 0.55%, due 01/25/24	19,792,500
7,898,763	Nelnet Student Loan Trust, Series 05-2, Class A4, 3 mo. LIBOR + .08%, 0.39%, due 12/23/19	7,887,152
7,265,103	SLM Student Loan Trust, Series 05-1, Class A2, 3 mo. LIBOR + .08%, 0.38%, due 04/27/20	7,232,185
15,535,393	SLM Student Loan Trust, Series 05-3, Class A4, 3 mo. LIBOR + .07%, 0.37%, due 04/27/20	15,530,577
10,036,705	SLM Student Loan Trust, Series 07-2, Class A2, 3 mo. LIBOR + .00%, 0.30%, due 07/25/17	10,024,561
3,207,195	SLM Student Loan Trust, Series 07-6, Class A2, 3 mo. LIBOR + .25%, 0.55%, due 01/25/19	3,214,219
10,800,000	SLM Student Loan Trust, Series 08-6, Class A3, 3 mo. LIBOR + .75%, 1.05%, due 01/25/19	10,973,812

	Total Student Loans	74,655,006

66	See accompanying notes to the financial statements.

Short-Duration Collateral Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Par Value ($)/ Shares	Description	Value ($)
	Time Share — 0.1%
1,072,353	Sierra Receivables Funding Co., Series 08-1A, Class A2, 144A, 1 mo. LIBOR + 4.00%, 4.20%, due 02/20/20	1,099,498

	Total Asset-Backed Securities	724,643,348

	U.S. Government Agency — 3.6%
11,850,000	Agency for International Development Floater (Support of Morocco), 6 mo. LIBOR—.02%, 0.44%, due 02/01/25 (a)	11,086,524
10,500,000	Agency for International Development Floater (Support of Morocco), 6 mo. LIBOR + .15%, 0.61%, due 10/29/26 (a)	9,860,272
190,025	Agency for International Development Floater (Support of Peru), Series A, 6 mo. U.S. Treasury Bill + .35%, 0.49%, due 05/01/14 (a)	188,671
7,402,500	Agency for International Development Floater (Support of Tunisia), 6 mo. LIBOR, 0.46%, due 07/01/23 (a)	6,993,186

	Total U.S. Government Agency	28,128,653

	TOTAL DEBT OBLIGATIONS (COST $1,033,427,923)	752,772,001

	SHORT-TERM INVESTMENTS — 2.3%

	Money Market Funds — 2.3%
17,216,057	State Street Institutional Treasury Plus Money Market Fund-Institutional Class, 0.00% (b)	17,216,057

	TOTAL SHORT-TERM INVESTMENTS (COST $17,216,057)	17,216,057

	TOTAL INVESTMENTS — 100.0% (Cost $1,050,643,980)	769,988,058
	Other Assets and Liabilities (net) — 0.0%	284,441

	TOTAL NET ASSETS — 100.0%	$770,272,499

Notes to Schedule of Investments:

The rates shown on variable rate notes are the current interest rates at February 28, 2013, which are subject to change based on the terms of the security.

¿	These securities are primarily backed by subprime mortgages.

(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

(b)	The rate disclosed is the 7 day net yield as of February 28, 2013. Note: Yield rounds to 0.00%.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 95.

See accompanying notes to the financial statements.	67

Short-Duration Collateral Share Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Class III shares of GMO Short-Duration Collateral Share Fund returned +16.6% for the fiscal year ended February 28, 2013, as compared with +0.7% for the J.P. Morgan U.S. 3 Month Cash Index.

The Fund outperformed the benchmark during the fiscal year by 15.9%. The Fund’s outperformance is attributable to the Fund’s holdings of GMO Short-Duration Collateral Fund (SDCF).

SDCF returned +16.9% for the fiscal year ended February 28, 2013, as compared with +0.7% for its benchmark, the J.P. Morgan U.S. 3 Month Cash Index. SDCF outperformed its benchmark during the fiscal year by 16.2%, with positive performance attributable to the spread tightening in some asset-backed security holdings.

Asset-backed securities, along with subprime mortgages, performed well throughout the fiscal year due to spreads tightening and prices increasing across most sectors. However, SDCF had 30 securities downgraded during the fiscal year, representing 13% of its market value from the beginning of the period. At fiscal year-end, about 16% of SDCF’s portfolio was rated AAA, 46% of the portfolio was rated single-A or better, and 45% of the portfolio was rated below BBB.

During the fiscal year ended February 28, 2013, the Fund and SDCF did not pursue an active investment program.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

68

Short-Duration Collateral Share Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO Short-Duration Collateral Share Fund Class III Shares and the J.P. Morgan U.S. 3 Month Cash Index

As of February 28, 2013

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2013. All information is unaudited.

*	For the period from March 1, 2006 to December 28, 2006, no Class III shares were outstanding. Performance for that period is that of Class VI, which has lower expenses. Therefore, the performance shown is higher than it would have been if Class III expenses had been applied throughout.

69

Short-Duration Collateral Share Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2013 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Debt Obligations	97.7%
Short-Term Investments	2.3
Other	0.0 ^

100.0%

*	The table above incorporates aggregate indirect asset class exposure associated with investments in GMO Short-Duration Collateral Fund.

Industry Sector Summary**	% of Debt Obligations
Residential Asset-Backed Securities (United States)	38.3%
Student Loans	9.9
Business Loans	8.3
CMBS	8.1
Residential Mortgage-Backed Securities (European)	7.6
Residential Mortgage-Backed Securities (Australian)	6.7
Corporate Collateralized Debt Obligations	4.5
U.S. Government Agency	3.7
Insured Other	3.3
CMBS Collateralized Debt Obligations	2.6
Airlines	1.5
Insured Residential Mortgage-Backed Securities (United States)	1.5
Credit Cards	1.4
Insured Residential Asset-Backed Securities (United States)	1.3
Insured Time Share	0.7
Residential Mortgage-Backed Securities (United States)	0.3
Insured Business Loans	0.2
Time Share	0.1

100.0%

**	The table above incorporates aggregate indirect sector exposure associated with investments in GMO Short-Duration Collateral Fund.

^	Rounds to 0.0%.

70

Short-Duration Collateral Share Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2013

Shares	Description	Value ($)
	MUTUAL FUNDS — 100.1%

	Affiliated Issuers — 100.1%
9,753,466	GMO Short-Duration Collateral Fund	38,038,518

	TOTAL MUTUAL FUNDS (COST $30,783,044)	38,038,518

	SHORT-TERM INVESTMENTS — 0.0%

	Money Market Funds — 0.0%
5,426	State Street Institutional Treasury Plus Money Market Fund-Institutional Class, 0.00% (a)	5,426

	TOTAL SHORT-TERM INVESTMENTS (COST $5,426)	5,426

	TOTAL INVESTMENTS — 100.1% (Cost $30,788,470)	38,043,944
	Other Assets and Liabilities (net) — (0.1%)	(30,960)

	TOTAL NET ASSETS — 100.0%	$38,012,984

Notes to Schedule of Investments:

(a)	The rate disclosed is the 7 day net yield as of February 28, 2013. Note: Yield rounds to 0.00%.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 95.

See accompanying notes to the financial statements.	71

Special Purpose Holding Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO Special Purpose Holding Fund returned +12.2% for the fiscal year ended February 28, 2013, as compared with +0.7% for the J.P. Morgan U.S. 3 Month Cash Index.

The Fund outperformed the benchmark during the fiscal year by 11.5%. Outperformance is attributable to distributions received in March 2012 from the bankruptcy estates of certain trusts, in which the fund has an interest.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

72

Special Purpose Holding Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO Special Purpose Holding Fund and the J.P. Morgan U.S. 3 Month Cash Index

As of February 28, 2013

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, please call (617) 330-7500. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2013. All information is unaudited.

*	This total assumes the effect of reinvested dividends, which are prohibited in this Fund. An investor could not have achieved this return due to this prohibition.

73

Special Purpose Holding Fund

(A Series of GMO Trust)

Consolidated Investment Concentration Summary(a)

February 28, 2013 (Unaudited)

Asset Class Summary	% of Total Net Assets
Short-term Investments	9.6%
Debt Obligations	0.0
Other	90.4

100.0%

(a)	GMO SPV I, LLC is a 74.9% owned subsidiary of GMO Special Purpose Holding Fund.

74

Special Purpose Holding Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments

(showing percentage of total net assets)

February 28, 2013

Shares	Description	Value ($)
	DEBT OBLIGATIONS — 0.0% (a)

	Asset-Backed Securities — 0.0%
	Health Care Receivables — 0.0%
	Interest related to the Bankruptcy Estate of NPF VI Inc. Series 02-1 Class A (b) (c)	—
	Interest related to the Bankruptcy Estate of NPF XII Inc. Series 00-3 Class A (b) (c)	—
	Interest related to the Bankruptcy Estate of NPF XII Inc. Series 02-1 Class A (b) (c)	—

		—

	Total Asset-Backed Securities	—

	TOTAL DEBT OBLIGATIONS (COST $0)	—

	SHORT-TERM INVESTMENTS — 9.6%

	Money Market Funds — 9.6%
13,799	State Street Institutional Liquid Reserves Fund-Institutional Class, 0.14% (d)	13,799
13,800	State Street Institutional Treasury Plus Money Market Fund-Institutional Class, 0.00% (e)	13,800

	TOTAL SHORT-TERM INVESTMENTS (COST $27,599)	27,599

	TOTAL INVESTMENTS — 9.6% (Cost $27,599)	27,599
	Other Assets and Liabilities (net) — 90.4%	258,682

	TOTAL NET ASSETS — 100.0%	$286,281

Notes to Consolidated Schedule of Investments:

(a)	Owned by GMO SPV I, LLC. GMO SPV I, LLC is a 74.9% subsidiary of GMO Special Purpose Holding Fund.

(b)	Security in default.

(c)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

(d)	The rate disclosed is the 7 day net yield as of February 28, 2013.

(e)	The rate disclosed is the 7 day net yield as of February 28, 2013. Note: Yield rounds to 0.00%.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 95.

See accompanying notes to the financial statements.	75

Strategic Fixed Income Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Class III shares of GMO Strategic Fixed Income Fund returned +9.1% for the fiscal year ended February 28, 2013, as compared with +0.7% for the J.P. Morgan U.S. 3 Month Cash Index.

The Fund’s investment exposure was achieved directly through bonds, swaps, and futures and indirectly through its investment in underlying GMO Trust mutual funds, primarily GMO Short-Duration Collateral Fund (SDCF), GMO World Opportunity Overlay Fund (Overlay Fund), and GMO Emerging Country Debt Fund (ECDF).

The Fund outperformed the benchmark during the fiscal year by 8.4%. Exposures to asset-backed securities held indirectly through SDCF and Overlay Fund were the largest positive contributors for the fiscal year, followed by exposure to emerging country debt via ECDF, positive contributions from developed markets currency selection (primarily through currency forwards and options), and developed markets interest-rate positioning (primarily through exchange-traded futures and interest-rate swaps).

Asset-backed securities, along with subprime mortgages, performed well throughout the fiscal year due to spreads tightening and prices increasing across most sectors. However, SDCF had 30 securities downgraded during the fiscal year, and Overlay Fund had 12, representing 13% and 11% of their respective market values from the beginning of the fiscal year. At fiscal year-end, 16% of SDCF’s portfolio was rated AAA and 6% of Overlay Fund’s asset-backed holdings were rated AAA. Further, 45% of SDCF’s portfolio was rated below BBB at fiscal year-end, and 55% of Overlay Fund’s asset-backed holdings were rated below BBB.

In developed markets currency selection, yen, New Zealand dollar, Swiss franc, and euro positions drove gains, although this performance was offset somewhat by Canadian dollar, Australian dollar, and Norwegian krone positions.

Developed markets interest-rate positioning also contributed positively during the fiscal year: contributions from U.K., U.S., Swiss, Canadian, and opportunistic positions more than offset losses from eurozone, Swedish, Japanese, and Australian positions.

A small exposure to emerging country debt through investment in ECDF added value due to positive contributions from security selection within ECDF.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

76

Strategic Fixed Income Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO Strategic Fixed Income Fund Class III Shares and the

J.P. Morgan U.S. 3 Month Cash + Index

As of February 28, 2013

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .20% on the purchase and .20% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited. Performance for classes may vary due to different fees.

*	For the period from May 31, 2006 to July 13, 2006, no Class III shares were outstanding. Performance for that period is that of Class VI, which has lower expenses. Therefore, the performance shown is higher than it would have been if Class III expenses had been applied throughout.
**	J.P. Morgan U.S. 3 Month Cash + Index represents the Barclays U.S. Treasury 1-3 Year Index prior to September 29, 2006 and the J.P. Morgan U.S. 3 Month Cash Index thereafter.

77

Strategic Fixed Income Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2013 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Debt Obligations	70.0%
Short-Term Investments	32.9
Options Purchased	0.6
Loan Participations	0.1
Loan Assignments	0.0 ^
Rights/Warrants	0.0 ^
Written Options	(0.0)^
Forward Currency Contracts	(0.1)
Futures Contracts	(0.1)
Reverse Repurchase Agreements	(1.6)
Swap Agreements	(1.7)
Other	(0.1)

100.0%

Country/Region Summary**	% of Investments
United States	99.7%
Canada	19.1
Sweden	8.7
New Zealand	5.5
Switzerland	5.0
Emerging***	3.4
Euro Region****	(0.3)
Australia	(10.8)
United Kingdom	(14.0)
Japan	(16.3)

100.0%

^	Rounds to 0.0%.

*	The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”).

**	The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments. The table includes exposure through the use of certain derivative financial instruments and excludes exposure through certain currency linked derivatives such as forward currency contracts and currency options. The table is based on duration adjusted net exposures (both investments and derivatives), taking into account the market value of securities and the notional amounts of swaps and other derivative financial instruments. For example, U.S. asset-backed securities represent a relatively small percentage due to their short duration, even though they represent a large percentage of market value (direct and indirect). Duration is based on the Manager’s models. The greater the duration of a bond, the greater its contribution to the concentration percentage. Credit default swap exposures are factored into the duration-adjusted exposure using a reference security and applying the same methodology to that security.

***	The “Emerging” exposure is associated only with investments in the Emerging Country Debt Fund, which is exposed to emerging countries primarily comprised of Venezuela, Mexico, Russia, Turkey, Argentina, Brazil, Philippines, Indonesia, Ukraine and Congo. Additional information about the fund’s emerging country exposure is available in the financial statements of the Emerging Country Debt Fund country/region summary.

****	The “Euro Region” is comprised of Austria, Belgium, Cyprus, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Malta, Netherlands, Portugal, Slovakia, Slovenia and Spain.

78

Strategic Fixed Income Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2013

Par Value ($) / Shares	Description	Value ($)
	DEBT OBLIGATIONS — 22.4%

	United States — 22.4%
	U.S. Government — 22.4%
77,404,575	U.S. Treasury Inflation Indexed Note, 0.63%, due 04/15/13 (a)(b)	77,954,844
150,000,000	U.S. Treasury Note, 1.75% , due 01/31/14	152,167,950
169,000,000	U.S. Treasury Note, 2.38% , due 02/28/15	176,129,772

	Total United States	406,252,566

	TOTAL DEBT OBLIGATIONS (COST $405,677,052)	406,252,566

	MUTUAL FUNDS — 73.6%

	United States — 73.6%
	Affiliated Issuers
6,939,686	GMO Emerging Country Debt Fund, Class IV	71,686,956
105,394,919	GMO Short-Duration Collateral Fund	411,040,185
16,105,638	GMO U.S. Treasury Fund	402,640,955
17,647,482	GMO World Opportunity Overlay Fund	453,187,336

	Total United States	1,338,555,432

	TOTAL MUTUAL FUNDS (COST $1,312,512,016)	1,338,555,432

Shares / Par Value ($)		Value ($)
	SHORT-TERM INVESTMENTS — 3.5%

	Money Market Funds — 0.1%
1,890,235	State Street Institutional Treasury Plus Money Market Fund-Institutional Class, 0.00% (c)	1,890,235

	U.S. Government — 3.4%
27,500,000	U.S. Treasury Bill, 0.11%, due 10/17/13 (b)(d)	27,480,255
35,000,000	U.S. Treasury Bill, 0.15%, due 01/09/14 (d)	34,955,025

	Total U.S. Government	62,435,280

	TOTAL SHORT-TERM INVESTMENTS (COST $64,318,103)	64,325,515

	TOTAL INVESTMENTS — 99.5% (Cost $1,782,507,171)	1,809,133,513
	Other Assets and Liabilities (net) — 0.5%	8,224,940

	TOTAL NET ASSETS — 100.0%	$1,817,358,453

A summary of outstanding financial instruments at February 28, 2013 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
04/23/2013	BCLY	CAD	21,100,000	USD	21,015,936	$579,138
04/23/2013	CITI	CAD	42,100,000	USD	41,272,564	495,823
04/23/2013	DB	CAD	11,600,000	USD	11,279,000	43,603
03/12/2013	CITI	CHF	37,600,000	USD	40,826,185	707,426
03/12/2013	DB	CHF	94,000,000	USD	101,621,622	1,324,724
03/26/2013	CITI	EUR	121,800,000	USD	160,625,876	1,584,882
03/26/2013	DB	EUR	10,100,000	USD	13,211,871	23,742
05/07/2013	BCLY	GBP	51,100,000	USD	77,916,616	420,904
05/07/2013	CITI	GBP	9,900,000	USD	15,104,984	91,138
04/02/2013	BCLY	JPY	4,680,000,000	USD	53,001,132	2,501,049
04/02/2013	CITI	JPY	1,230,000,000	USD	13,779,377	506,920
04/09/2013	CITI	NOK	152,700,000	USD	26,886,586	322,556
04/09/2013	DB	NOK	36,700,000	USD	6,589,815	205,402
03/05/2013	BCLY	NZD	135,400,000	USD	112,307,124	379,373
03/05/2013	CITI	NZD	32,000,000	USD	26,433,088	(19,556)

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
03/05/2013	BCLY	USD	68,552,000	NZD	83,600,000	$555,533
03/05/2013	CITI	USD	69,692,033	NZD	83,800,000	(419,171)
03/12/2013	CITI	USD	65,781,841	CHF	60,400,000	(1,335,749)
03/26/2013	CITI	USD	98,839,477	EUR	73,800,000	(2,474,736)
04/02/2013	CITI	USD	23,460,535	JPY	2,140,000,000	(368,617)
04/02/2013	DB	USD	9,326,787	JPY	850,000,000	(154,763)
04/09/2013	BCLY	USD	14,975,123	NOK	82,800,000	(571,052)
04/09/2013	DB	USD	96,876,257	NOK	542,200,000	(2,553,949)
04/16/2013	BCLY	USD	96,917,100	AUD	93,100,000	(2,130,098)
04/16/2013	CITI	USD	23,813,102	AUD	23,200,000	(192,711)
04/30/2013	CITI	USD	19,216,621	SEK	121,900,000	(391,720)
04/30/2013	DB	USD	15,069,469	SEK	96,800,000	(120,737)
05/14/2013	BCLY	USD	111,791,385	NZD	135,400,000	(378,174)

						$(1,368,820)

See accompanying notes to the financial statements.	79

Strategic Fixed Income Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2013

Futures Contracts

Number of Contracts	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Buys
2,839	Canadian Government Bond 10 Yr.	June 2013	$369,963,356	$3,248,232
2,102	U.S. Treasury Note 10 Yr. (CBT)	June 2013	276,511,531	10,117

			$646,474,887	$3,258,349

Number of Contracts	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Sales
2	Euro BOBL	March 2013	$333,583	$(3,352)
27	Euro Bund	March 2013	5,117,922	(58,211)
2	Euro SCHATZ	March 2013	289,539	126
260	Japanese Government Bond 10 Yr. (TSE)	March 2013	408,684,023	(2,550,190)
984	Australian Government Bond 10 Yr.	March 2013	123,551,080	880,104
72	U.S. Treasury Bond 30 Yr. (CBT)	June 2013	10,352,250	(2,936)
1,672	UK Gilt Long Bond	June 2013	296,160,667	(3,570,654)
85	U.S. Treasury Note 2 Yr. (CBT)	June 2013	18,739,844	(4,069)

			$863,228,908	$(5,309,182)

Swap Agreements

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)#	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
16,400,000	CHF	3/20/2023	BCLY	(Pay)	1.00%	6 Month CHF LIBOR	$206,497
35,800,000	CHF	3/20/2023	CITI	Receive	1.00%	6 Month CHF LIBOR	(459,750)
47,500,000	CHF	3/20/2023	DB	Receive	1.00%	6 Month CHF LIBOR	(610,004)
100,000,000	NZD	7/14/2015	BCLY	Receive	4.87%	3 Month NZD Bank Bill Rate	3,437,329
100,000,000	NZD	7/15/2015	BCLY	Receive	4.86%	3 Month NZD Bank Bill Rate	3,423,461
100,000,000	NZD	7/15/2015	CITI	Receive	4.85%	3 Month NZD Bank Bill Rate	3,409,347
347,300,000	SEK	3/20/2023	BCLY	Receive	2.25%	3 Month SEK STIBOR	(577,375)
274,400,000	SEK	3/20/2023	CITI	Receive	2.25%	3 Month SEK STIBOR	(456,181)
154,200,000	SEK	3/20/2023	DB	Receive	2.25%	3 Month SEK STIBOR	(256,353)

							$8,116,971

						Premiums to (Pay) Receive	$562,620

#	Receive - Fund receives fixed rate and pays variable rate. (Pay) - Fund pays fixed rate and receives variable rate.

80	See accompanying notes to the financial statements.

Strategic Fixed Income Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2013

As of February 28, 2013, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

(a)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic (Note 2).

(b)	All or a portion of this security has been pledged to cover margin requirements on futures contracts, collateral on swap agreements, forward currency contracts, and/or written options, if any. (Note 4).

(c)	The rate disclosed is the 7 day net yield as of February 28, 2013. Note: Yield rounds to 0.00%.

(d)	The rate shown represents yield-to-maturity.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 95.

See accompanying notes to the financial statements.	81

U.S. Treasury Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO U.S. Treasury Fund returned +0.1% for the fiscal year ended February 28, 2013, matching the +0.1% return of the Citigroup 3 Month Treasury Bill Index.

The Fund performed in line with the benchmark during the fiscal year, as the securities selected for the portfolio performed in line with those of the benchmark. Note that if GMO did not voluntarily waive the Fund’s management fee of 0.08%, the Fund would have underperformed its benchmark.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

82

U.S. Treasury Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO U.S. Treasury Fund and the Citigroup 3 Month Treasury Bill Index

As of February 28, 2013

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2013. All information is unaudited.

83

U.S. Treasury Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2013 (Unaudited)

Asset Class Summary	% of Total Net Assets
Short-Term Investments	100.0%
Other	0.0 ^

100.0%

^	Rounds to 0.0%.

84

U.S. Treasury Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2013

Shares	Description	Value ($)
	SHORT-TERM INVESTMENTS — 100.0%

	U.S. Government — 100.0%
114,600,000	U.S. Treasury Bill, 0.05%, due 03/28/13 (a)	114,595,273
591,500,000	U.S. Treasury Bill, 0.13%, due 04/04/13 (a)	591,429,059
256,950,000	U.S. Treasury Bill, 0.10%, due 04/18/13 (a)	256,916,234
53,900,000	U.S. Treasury Bill, 0.12%, due 04/25/13 (a)	53,890,097
78,600,000	U.S. Treasury Bill, 0.10%, due 05/02/13 (a)	78,586,795
440,600,000	U.S. Treasury Bill, 0.10%, due 05/16/13 (a)	440,507,033
98,300,000	U.S. Treasury Bill, 0.10%, due 05/23/13 (a)	98,277,391
200,000,000	U.S. Treasury Bill, 0.11%, due 05/30/13 (a)	199,947,600
33,000,000	U.S. Treasury Bill, 0.11%, due 06/06/13 (a)	32,990,430
15,000,000	U.S. Treasury Bill, 0.11%, due 06/13/13 (a)	14,995,230
295,900,000	U.S. Treasury Bill, 0.11%, due 07/05/13 (a)	295,783,415
198,750,000	U.S. Treasury Bill, 0.11%, due 07/11/13 (a)	238,651,635
82,000,000	U.S. Treasury Bill, 0.11%, due 07/18/13 (a)	81,964,412
75,900,000	U.S. Treasury Bill, 0.11%, due 07/25/13 (a)	75,865,390
45,000,000	U.S. Treasury Bill, 0.12%, due 08/01/13 (a)	44,977,545
29,500,000	U.S. Treasury Bill, 0.12%, due 08/08/13 (a)	29,483,952
263,600,000	U.S. Treasury Bill, 0.13%, due 11/14/13 (a)	263,354,588

	Total U.S. Government	2,912,216,079

	Money Market Funds — 0.0%
128,894	State Street Institutional Treasury Plus Money Market Fund-Institutional Class, 0.00% (b)	128,894

	TOTAL SHORT-TERM INVESTMENTS (COST $2,912,391,134)	2,912,344,973

	TOTAL INVESTMENTS — 100.0% (Cost $2,912,391,134)	2,912,344,973
	Other Assets and Liabilities (net) — (0.0%)	(141,478)

	TOTAL NET ASSETS — 100.0%	$2,912,203,495

Notes to Schedule of Investments:

(a)	The rate shown represents yield-to-maturity.

(b)	The rate disclosed is the 7 day net yield as of Feburay 28, 2013. Note: Yield rounds to 0.00%.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 95.

See accompanying notes to the financial statements.	85

World Opportunity Overlay Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO World Opportunity Overlay Fund returned +7.0% for the fiscal year ended February 28, 2013, as compared with +0.7 for the J.P. Morgan U.S. 3 Month Cash Index.

The Fund outperformed the benchmark during the fiscal year by 6.3%. The Fund’s asset-backed securities holdings drove gains during the fiscal year, followed by contributions from the Fund’s derivative overlay strategies (largely interest-rate swaps, exchange-traded futures, and, to a lesser extent, currency options). In particular, the Fund’s main yield curve strategy added value, aided by the steepening yield curve in Sweden.

Asset-backed securities, along with subprime mortgages, performed very well throughout the fiscal year due to spreads tightening and prices increasing across most sectors. However, the Fund had 12 securities downgraded during the fiscal year, representing about 11% of its market value from the beginning of the fiscal year. At fiscal year-end, about 6% of the Fund’s asset-backed holdings was rated AAA, 31% was rated single-A or better, and 55% was rated below BBB.

The Fund’s duration at fiscal year-end was 0.1 years.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

86

World Opportunity Overlay Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in GMO World Opportunity Overlay Fund and the J.P. Morgan U.S. 3 Month Cash Index As of February 28, 2013

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, please call (617) 330-7500. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2013. All information is unaudited.

87

World Opportunity Overlay Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2013 (Unaudited)

Asset Class Summary	% of Total Net Assets
Debt Obligations	88.6%
Short-Term Investments	25.3
Options Purchased	2.2
Written Options	0.4
Swap Agreements	(8.7)
Reverse Repurchase Agreements	(6.2)
Other	(1.6)

100.0%

Industry Summary	% of Debt Obligations
U.S. Government & Agencies	66.6%
Residential Asset-Backed Securities (United States)	12.6
Foreign Government Obligations	7.3
Residential Mortgage-Backed Securities (European)	2.9
CMBS	2.5
Business Loans	2.3
Insured Other	1.4
Residential Mortgage-Backed Securities (Australian)	1.2
Insured Residential Asset-Backed Securities (United States)	0.8
Corporate Collateralized Debt Obligations	0.8
CMBS Collateralized Debt Obligations	0.7
Student Loans	0.5
Insured Time Share	0.2
Credit Cards	0.1
Insured Residential Mortgage-Backed Securities (United States)	0.1

100.0%

88

World Opportunity Overlay Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2013

Par Value ($)	Description	Value ($)

	DEBT OBLIGATIONS — 88.6%

	Asset-Backed Securities — 23.1%
	Business Loans — 2.0%
1,042,975	Bayview Commercial Asset Trust, Series 04-3, Class A1, 144A, 1 mo. LIBOR + .37%, 0.57%, due 01/25/35	949,107
1,501,902	Bayview Commercial Asset Trust, Series 05-4A, Class A2, 144A, 1 mo. LIBOR + .39%, 0.59%, due 01/25/36	1,156,464
7,122,642	Bayview Commercial Asset Trust, Series 07-6A, Class A2, 144A, 1 mo. LIBOR + 1.30%, 1.50%, due 12/25/37	6,624,057
3,122,782	Bayview Financial Acquisition Trust, Series 05-A, Class A1, 144A, 1 mo. LIBOR + .50%, 1.20%, due 02/28/40	2,152,221
984,906	GE Business Loan Trust, Series 05-2A, Class A, 144A, 1 mo. LIBOR + .24%, 0.44%, due 11/15/33	856,868
1,195,791	Lehman Brothers Small Balance Commercial, Series 05-1A, Class A, 144A, 1 mo. LIBOR + .25%, 0.45%, due 02/25/30	1,030,580
847,468	Lehman Brothers Small Balance Commercial, Series 05-2A, Class 1A, 144A, 1 mo. LIBOR + .25%, 0.45%, due 09/25/30	720,348
427,917	Lehman Brothers Small Balance Commercial, Series 07-3A, Class 1A2, 144A, 1 mo. LIBOR + .85%, 1.05%, due 10/25/37	408,529

	Total Business Loans	13,898,174

	CMBS — 2.2%
96,005	Citigroup/Deutsche Bank Commercial Mortgage, Series 05-CD1, Class A2FL, 1 mo. LIBOR + .12%, 0.32%, due 07/15/44	96,005
11,500,000	Commercial Mortgage Pass-Through Certificates, Series 06-FL12, Class AJ, 144A, 1 mo. LIBOR + .13%, 0.33%, due 12/15/20	11,097,500
2,241,530	GS Mortgage Securities Corp., Series 06-GG6, Class A2, 5.51%, due 04/10/38	2,319,983
1,512,814	Merrill Lynch Mortgage Trust, Series 06-C1, Class A2, 5.64%, due 05/12/39	1,553,811
279,596	Morgan Stanley Capital I, Series 06-IQ11, Class A3, 5.66%, due 10/15/42	282,067

	Total CMBS	15,349,366

	CMBS Collateralized Debt Obligations — 0.6%
6,777,455	American Capital Strategies Ltd. Commercial Real Estate CDO Trust, Series 07-1A, Class A, 144A, 3 mo. LIBOR + .80%, 1.09%, due 11/23/52	6,778

Par Value ($)	Description	Value ($)

	CMBS Collateralized Debt Obligations — continued
4,482,782	Marathon Real Estate CDO, Series 06-1A, Class A1, 144A, 1 mo. LIBOR + .33%, 0.53%, due 05/25/46	4,124,159

	Total CMBS Collateralized Debt Obligations	4,130,937

	Corporate Collateralized Debt Obligations — 0.7%
4,800,000	Morgan Stanley ACES SPC, Series 06-13A, Class A, 144A, 3 mo. LIBOR + .29%, 0.60%, due 06/20/13	4,803,360

	Credit Cards — 0.1%
900,000	World Financial Network Credit Card Master Trust, Series 06-A, Class A, 144A, 1 mo. LIBOR + .13%, 0.33%, due 02/15/17	900,009

	Insured Other — 1.2%
2,636,567	CLI Funding LLC, Series 06-1A, Class A, 144A, AMBAC, 1 mo. LIBOR + .18%, 0.38%, due 08/18/21	2,592,088
2,206,037	Henderson Receivables LLC, Series 06-3A, Class A1, 144A, MBIA, 1 mo. LIBOR + .20%, 0.40%, due 09/15/41	2,076,346
1,704,304	Henderson Receivables LLC, Series 06-4A, Class A1, 144A, MBIA, 1 mo. LIBOR + .20%, 0.40%, due 12/15/41	1,609,436
848,134	TIB Card Receivables Fund, Series 2005-B, 144A, FGIC, 3 mo. LIBOR + .25%, 0.56%, due 01/05/14	763,321
9,200,000	Toll Road Investment Part II, Series C, 144A, MBIA, 0.01%, due 02/15/37	1,455,440

	Total Insured Other	8,496,631

	Insured Residential Asset-Backed Securities (United States) ¿ — 0.8%
5,744,903	Ameriquest Mortgage Securities, Inc., Series 04-R6, Class A1, XL, 1 mo. LIBOR + .21%, 0.62%, due 07/25/34	5,199,137

	Insured Residential Mortgage-Backed Securities (United States) — 0.1%
436,199	SBI Heloc Trust, Series 05-HE1, Class 1A, 144A, FSA, 1 mo. LIBOR + .19%, 0.39%, due 11/25/35	415,261

	Insured Time Share — 0.2%
1,238,402	Sierra Receivables Funding Co., Series 07-2A, Class A2, 144A, MBIA, 1 mo. LIBOR + 1.00%, 1.20%, due 09/20/19	1,238,402

See accompanying notes to the financial statements.	89

World Opportunity Overlay Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Par Value ($)	Description	Value ($)

	Residential Asset-Backed Securities (United States) ¿ — 11.2%
644,586	ACE Securities Corp., Series 06-SL1, Class A, 1 mo. LIBOR + .16%, 0.52%, due 09/25/35	232,051
9,091,069	ACE Securities Corp., Series 06-HE2, Class A2C, 1 mo. LIBOR + .16%, 0.36%, due 05/25/36	5,636,463
133,943	ACE Securities Corp., Series 06-HE3, Class A2B, 1 mo. LIBOR + .09%, 0.29%, due 06/25/36	66,971
1,706,200	ACE Securities Corp., Series 06-SL3, Class A1, 1 mo. LIBOR + .10%, 0.40%, due 06/25/36	349,771
1,855,070	ACE Securities Corp., Series 06-SL3, Class A2, 1 mo. LIBOR + .17%, 0.54%, due 06/25/36	338,550
1,011,958	ACE Securities Corp., Series 06-SL4, Class A1, 1 mo. LIBOR + .12%, 0.32%, due 09/25/36	217,571
8,678,975	ACE Securities Corp., Series 06-ASP5, Class A2C, 1 mo. LIBOR + .18%, 0.38%, due 10/25/36	4,079,118
911,935	ACE Securities Corp., Series 07-WM1, Class A2A, 1 mo. LIBOR + .07%, 0.27%, due 11/25/36	305,498
4,033,059	ACE Securities Corp., Series 07-ASL1, Class A2, 1 mo. LIBOR + .17%, 0.37%, due 12/25/36	695,703
1,714,585	Argent Securities, Inc., Series 06-W2, Class A2B, 1 mo. LIBOR + .19%, 0.39%, due 03/25/36	840,147
1,862,319	Argent Securities, Inc., Series 06-W5, Class A2C, 1 mo. LIBOR + .15%, 0.35%, due 06/25/36	574,991
9,165,193	Argent Securities, Inc., Series 06-M1, Class A2C, 1 mo. LIBOR + .15%, 0.35%, due 07/25/36	3,482,773
5,082,326	Argent Securities, Inc., Series 06-M2, Class A2B, 1 mo. LIBOR + .11%, 0.31%, due 09/25/36	1,931,284
2,191,280	Asset Backed Funding Certificates, Series 06-OPT2, Class A3C, 1 mo. LIBOR + .15%, 0.35%, due 10/25/36	1,666,469
3,744,072	Asset Backed Funding Certificates, Series 07-NC1, Class A1, 144A, 1 mo. LIBOR + .22%, 0.42%, due 05/25/37	3,332,224
2,134,088	Bear Stearns Asset Backed Securities, Inc., Series 07-AQ1, Class A1, 1 mo. LIBOR + .11%, 0.31%, due 11/25/36	1,413,833
5,312,851	Bear Stearns Asset Backed Securities, Inc., Series 07-AQ1, Class A2, 1 mo. LIBOR + .20%, 0.40%, due 11/25/36	899,466
584,841	Bear Stearns Mortgage Funding Trust, Series 07-SL2, Class 1A, 1 mo. LIBOR + .16%, 0.52%, due 02/25/37	264,933

Par Value ($)	Description	Value ($)

	Residential Asset-Backed Securities (United States) ¿ — continued
1,308,691	Centex Home Equity, Series 06-A, Class AV3, 1 mo. LIBOR + .16%, 0.36%, due 06/25/36	1,289,060
5,608,983	Citigroup Mortgage Loan Trust, Inc., Series 06-WFH4, Class A3, 1 mo. LIBOR + .15%, 0.35%, due 11/25/36	5,440,714
2,430,584	Citigroup Mortgage Loan Trust, Inc., Series 06-HE3, Class A2C, 1 mo. LIBOR + .16%, 0.36%, due 12/25/36	1,032,998
6,657,762	Countrywide Asset-Backed Certificates, Series 06-BC3, Class 2A2, 1 mo. LIBOR + .14%, 0.34%, due 02/25/37	6,157,098
4,109,987	Fremont Home Loan Trust, Series 06-B, Class 2A3, 1 mo. LIBOR + .16%, 0.36%, due 08/25/36	1,561,795
784,692	Household Home Equity Loan Trust, Series 05-2, Class A2, 1 mo. LIBOR + .31%, 0.51%, due 01/20/35	755,266
301,564	Household Home Equity Loan Trust, Series 05-3, Class A2, 1 mo. LIBOR + .29%, 0.49%, due 01/20/35	294,025
5,777,624	JP Morgan Mortgage Acquisition Corp., Series 06-WMC4, Class A3, 1 mo. LIBOR + .12%, 0.32%, due 12/25/36	2,122,121
157,852	Master Asset-Backed Securities Trust, Series 05-FRE1, Class A4, 1 mo. LIBOR + .25%, 0.45%, due 10/25/35	154,893
2,915,642	Master Asset-Backed Securities Trust, Series 06-FRE2, Class A4, 1 mo. LIBOR + .15%, 0.35%, due 03/25/36	2,040,949
2,482,612	Master Asset-Backed Securities Trust, Series 06-HE2, Class A3, 1 mo. LIBOR + .15%, 0.35%, due 06/25/36	1,179,241
5,229,746	Master Asset-Backed Securities Trust, Series 06-HE3, Class A3, 1 mo. LIBOR + .15%, 0.35%, due 08/25/36	1,686,593
2,805,039	Master Asset-Backed Securities Trust, Series 06-NC3, Class A4, 1 mo. LIBOR + .16%, 0.36%, due 10/25/36	1,556,797
1,107,140	Master Second Lien Trust, Series 06-1, Class A, 1 mo. LIBOR + .16%, 0.52%, due 03/25/36	243,571
1,907,527	Merrill Lynch Mortgage Trust, Series 06-SD1, Class A, 1 mo. LIBOR + .28%, 0.48%, due 01/25/47	1,111,325
2,102,363	Morgan Stanley IXIS Real Estate Capital Trust, Series 06-2, Class A3, 1 mo. LIBOR + .15%, 0.35%, due 11/25/36	967,087
8,800,000	Nationstar Home Equity Loan Trust, Series 06-B, Class AV3, 1 mo. LIBOR + .17%, 0.37%, due 09/25/36	8,320,125
9,100,000	Nomura Home Equity Loan, Inc., Series 06-HE3, Class 2A3, 1 mo. LIBOR + .15%, 0.35%, due 07/25/36	5,583,703

90	See accompanying notes to the financial statements.

World Opportunity Overlay Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Par Value ($)	Description	Value ($)

	Residential Asset-Backed Securities (United States) ¿ — continued
1,415,356	People’s Choice Home Loan Securities Trust, Series 05-4, Class 1A2, 1 mo. LIBOR + .26%, 0.46%, due 12/25/35	629,833
1,498,049	Saxon Asset Securities Trust, Series 06-3, Class A2, 1 mo. LIBOR + .11%, 0.31%, due 10/25/46	1,475,578
8,593,708	Securitized Asset-Backed Receivables LLC Trust, Series 06-HE1, Class A2C, 1 mo. LIBOR + .16%, 0.36%, due 07/25/36	4,210,917
104,251	SG Mortgage Securities Trust, Series 05-OPT1, Class A2, 1 mo. LIBOR + .26%, 0.46%, due 10/25/35	103,886
3,517,617	Specialty Underwriting & Residential Finance, Series 06-BC3, Class A2C, 1 mo. LIBOR + .15%, 0.35%, due 06/25/37	2,015,946
1,039,273	Structured Asset Investment Loan Trust, Series 06-1, Class A3, 1 mo. LIBOR + .20%, 0.40%, due 01/25/36	1,015,890
236,029	Structured Asset Securities Corp., Series 05-S6, Class A2, 1 mo. LIBOR + .29%, 0.78%, due 11/25/35	228,948

	Total Residential Asset-Backed Securities (United States)	77,506,175

	Residential Mortgage-Backed Securities (Australian) — 1.1%
1,153,371	Crusade Global Trust, Series 06-1, Class A1, 144A, 3 mo. LIBOR + .06%, 0.36%, due 07/20/38	1,138,954
2,858,098	Interstar Millennium Trust, Series 04-2G, Class A, 3 mo. LIBOR + .20%, 0.71%, due 03/14/36	2,731,027
1,206,185	Interstar Millennium Trust, Series 05-1G, Class A, 3 mo. LIBOR + .12%, 0.71%, due 12/08/36	1,166,984
739,134	Medallion Trust, Series 05-1G, Class A1, 3 mo. LIBOR + .08%, 0.37%, due 05/10/36	734,630
1,588,140	Puma Finance Ltd., Series G5, Class A1, 144A, 3 mo. LIBOR + .07%, 0.43%, due 02/21/38	1,549,230

	Total Residential Mortgage-Backed Securities (Australian)	7,320,825

	Residential Mortgage-Backed Securities (European) — 2.5%
5,891,608	Aire Valley Mortgages, Series 06-1A, Class 1A, 144A, 3 mo. LIBOR + .11%, 0.53%, due 09/20/66	5,516,725
3,170,735	Brunel Residential Mortgages, Series 07-1A, Class A4C, 144A, 3 mo. LIBOR + 0.20%, 0.51%, due 01/13/39	3,073,710
1,826,900	Granite Master Issuer Plc, Series 06-3, Class A3, 1 mo. LIBOR + .08%, 0.28%, due 12/20/54	1,790,362

Par Value ($) / Principal Amount		Description	Value ($)

		Residential Mortgage-Backed Securities (European) — continued
	2,802,262	Kildare Securities Ltd., Series 07-1A, Class A2, 144A, 3 mo. LIBOR + .06%, 0.43%, due 12/10/43	2,704,183
	2,664,901	Paragon Mortgages Plc, Series 12A, Class A2C, 144A, 3 mo. LIBOR + .22%, 0.51%, due 11/15/38	2,350,523
	2,423,470	Paragon Mortgages Plc, Series 14A, Class A2C, 144A, 3 mo. LIBOR + 0.20%, 0.51%, due 09/15/39	2,149,376

		Total Residential Mortgage-Backed Securities (European)	17,584,879

		Student Loans — 0.4%
	3,100,000	College Loan Corp. Trust, Series 07-2, Class A1, 3 mo. LIBOR + .25%, 0.55%, due 01/25/24	3,022,500

		Total Asset-Backed Securities	159,865,656

		Foreign Government Obligations — 6.5%
GBP	25,000,000	U.K. Treasury Bond, 4.25%, due 12/07/46 (a)	44,844,002

		U.S. Government — 58.8%
	262,632,365	U.S. Treasury Inflation Indexed Note, 0.63%, due 04/15/13 (b) (c)	264,499,418
	65,000,000	U.S. Treasury Strip Coupon, due 05/15/22	54,747,095
	105,000,000	U.S. Treasury Strip Coupon, due 08/15/22	87,528,840

		Total U.S. Government	406,775,353

		U.S. Government Agency — 0.2%
	800,000	U.S. Department of Transportation, 144A, 6.00%, due 12/07/21	873,600

		TOTAL DEBT OBLIGATIONS (COST $652,997,379)	612,358,611

		OPTIONS PURCHASED — 2.2%

		Currency Options — 0.1%
EUR	3,000,000	EUR Call/CHF Put, Expires 06/16/15, Strike 1.56, (OTC) (CP JPM)	15,428
EUR	3,000,000	EUR Call/JPY Put, Expires 04/11/13, Strike 130.50, (OTC) (CP DB)	538,539

		Total Currency Options	553,967

		Options on Interest Rate Swaps — 2.1%
USD	64,000,000	Swaption Straddle, Expires 04/10/18, Strike TBD, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 64,000,000 USD in which it will pay 3 month USD LIBOR and will receive a rate to be determined, maturing on April 12, 2023. (OTC) (CP - MSCS) (d)	4,883,264

See accompanying notes to the financial statements.	91

World Opportunity Overlay Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Principal Amount		Description	Value ($)

		Options on Interest Rate Swaps — continued
USD	64,000,000	Swaption Straddle, Expires 04/23/18, Strike TBD Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 64,000,000 USD in which it will pay 3 month USD LIBOR and will receive a rate to be determined, maturing on April 25, 2023. (OTC) (CP - MSCS) (d)	4,893,312
USD	64,000,000	Swaption Straddle, Expires 05/01/18, Strike TBD Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 64,000,000 USD in which it will pay 3 month USD LIBOR and will receive a rate to be determined, maturing on May 3, 2023. (OTC) (CP - MSCS) (d)	4,900,288

		Total Options on Interest Rate Swaps	14,676,864

		TOTAL OPTIONS PURCHASED (COST $12,786,844)	15,230,831

Shares / Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 25.3%

	Money Market Funds — 5.1%
33,859,343	State Street Institutional Liquid Reserves Fund-Institutional Class, 0.14% (e)	33,859,343
1,667,565	State Street Institutional Treasury Plus Money Market Fund-Institutional Class, 0.00% (f)	1,667,565

	Total Money Market Funds	35,526,908

	U.S. Government — 20.2%
40,000,000	U.S. Treasury Bill, 0.07%, due 03/28/13 (c)(g)	39,997,750
100,000,000	U.S. Treasury Bill, 0.15%, due 01/09/14 (g)	99,871,500

	Total U.S. Government	139,869,250

	TOTAL SHORT-TERM INVESTMENTS (COST $175,406,472)	175,396,158

	TOTAL INVESTMENTS —116.1% (Cost $841,190,695)	802,985,600
	Other Assets and Liabilities (net) — (16.1%)	(111,499,154)

	TOTAL NET ASSETS — 100.0%	$ 691,486,446

A summary of outstanding financial instruments at February 28, 2013 is as follows:

Reverse Repurchase Agreements

Face Value		Description	Market Value
GBP	28,074,519	Barclays Bank, 0.52%, dated 02/22/13, to be repurchased on demand at face value plus accrued interest with a stated maturity date of 03/25/13.	$(42,594,759)

			$(42,594,759)

		Average balance outstanding	$(47,400,888)
		Average interest rate	0.53%
		Maximum balance outstanding	$(49,329,272)

Average balance outstanding was calculated based on daily face value balances outstanding during the period that the Fund has entered into reverse repurchase agreements.

Written Options

Principal Amount		Expiration Date	Description	Premiums	Market Value
Call EUR	3,000,000	06/14/2013	EUR Call/CHF Put, Strike 1.56	$1,097,998	$(5,134)
Call EUR	3,000,000	03/13/2013	EUR Call/JPY Put, Strike 130.50	1,613,880	(234,999)

				$2,711,878	$(240,133)

92	See accompanying notes to the financial statements.

World Opportunity Overlay Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2013

Swap Agreements

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)#	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
150,000,000	CHF	5/25/2013	BCLY	(Pay)	(0.04)%	3 Month CHF LIBOR	$25,430
150,000,000	CHF	6/14/2013	BCLY	(Pay)	(0.10)%	3 Month CHF LIBOR	48,592
9,000,000	AUD	6/19/2015	BCLY	(Pay)	3.00%	3 Month AUD BBSW	(10,091)
72,500,000	CHF	6/19/2015	BCLY	Receive	0.05%	6 Month CHF LIBOR	(139,640)
62,000,000	EUR	6/19/2015	BCLY	(Pay)	0.50%	6 Month EURIBOR	34,017
44,000,000	GBP	6/19/2015	BCLY	(Pay)	0.75%	6 Month GBP LIBOR	(135,571)
3,230,000,000	SEK	6/19/2015	BCLY	Receive	1.30%	3 Month SEK STIBOR	(1,399,475)
109,000,000	USD	6/19/2015	BCLY	(Pay)	0.50%	3 Month USD LIBOR	(125,885)
43,000,000	AUD	6/19/2015	BOA	Receive	3.00%	3 Month AUD BBSW	48,212
172,000,000	CAD	6/19/2015	BOA	Receive	1.50%	3 Month CAD BA’S	688,828
46,000,000	EUR	6/19/2015	BOA	Receive	0.50%	6 Month EURIBOR	(30,951)
120,000,000	GBP	6/19/2015	BOA	(Pay)	0.75%	6 Month GBP LIBOR	(369,739)
201,000,000	AUD	6/19/2015	CITI	Receive	3.00%	3 Month AUD BBSW	225,363
740,000,000	SEK	6/19/2015	CITI	Receive	1.30%	3 Month SEK STIBOR	(320,623)
75,000,000	USD	6/19/2015	CITI	(Pay)	0.50%	3 Month USD LIBOR	(86,618)
37,000,000	CAD	6/19/2015	DB	(Pay)	1.50%	3 Month CAD BA’S	(148,178)
72,000,000	CHF	6/19/2015	DB	(Pay)	0.05%	6 Month CHF LIBOR	142,540
214,000,000	GBP	6/19/2015	DB	(Pay)	0.75%	6 Month GBP LIBOR	(659,367)
685,000,000	SEK	6/19/2015	DB	Receive	1.30%	3 Month SEK STIBOR	(296,793)
368,000,000	CAD	6/19/2015	GS	Receive	1.50%	3 Month CAD BA’S	1,473,773
153,000,000	USD	6/19/2015	JPM	(Pay)	0.50%	3 Month USD LIBOR	(176,700)
443,500,000	CHF	6/19/2015	UBS	(Pay)	0.05%	6 Month CHF LIBOR	854,211
65,000,000	USD	5/15/2022	JPM	(Pay)	0.00%	3 Month USD LIBOR	(18,634,588)
105,000,000	USD	8/15/2022	JPM	(Pay)	0.00%	3 Month USD LIBOR	(29,898,443)
2,000,000	AUD	6/19/2023	BCLY	Receive	3.90%	6 Month AUD BBSW	(22,683)
15,000,000	CHF	6/19/2023	BCLY	(Pay)	1.00%	6 Month CHF LIBOR	261,810
13,000,000	EUR	6/19/2023	BCLY	Receive	1.85%	6 Month EURIBOR	32,762
11,000,000	GBP	6/19/2023	BCLY	Receive	2.00%	6 Month GBP LIBOR	(206,976)
705,000,000	SEK	6/19/2023	BCLY	(Pay)	2.20%	3 Month SEK STIBOR	2,097,592
24,000,000	USD	6/19/2023	BCLY	Receive	1.85%	3 Month USD LIBOR	(506,892)
10,000,000	AUD	6/19/2023	BOA	(Pay)	3.90%	6 Month AUD BBSW	113,416
37,000,000	CAD	6/19/2023	BOA	(Pay)	2.40%	3 Month CAD BA’S	(111,134)
10,000,000	EUR	6/19/2023	BOA	(Pay)	1.85%	6 Month EURIBOR	(25,201)
26,000,000	GBP	6/19/2023	BOA	Receive	2.00%	6 Month GBP LIBOR	(489,217)
47,000,000	AUD	6/19/2023	CITI	(Pay)	3.90%	6 Month AUD BBSW	533,055
160,000,000	SEK	6/19/2023	CITI	(Pay)	2.20%	3 Month SEK STIBOR	476,049
16,000,000	USD	6/19/2023	CITI	Receive	1.85%	3 Month USD LIBOR	(337,928)
8,000,000	CAD	6/19/2023	DB	Receive	2.40%	3 Month CAD BA’S	24,029
15,000,000	CHF	6/19/2023	DB	Receive	1.00%	6 Month CHF LIBOR	(261,587)
47,000,000	GBP	6/19/2023	DB	Receive	2.00%	6 Month GBP LIBOR	(884,354)
150,000,000	SEK	6/19/2023	DB	(Pay)	2.20%	3 Month SEK STIBOR	446,296
80,000,000	CAD	6/19/2023	GS	(Pay)	2.40%	3 Month CAD BA’S	(240,290)
32,000,000	USD	6/19/2023	JPM	Receive	1.85%	3 Month USD LIBOR	(675,856)
91,000,000	CHF	6/19/2023	UBS	Receive	1.00%	6 Month CHF LIBOR	(1,588,316)
25,000,000	GBP	12/7/2046	ML	(Pay)	4.36%	6 Month GBP LIBOR	(10,079,228)

							$(60,336,349)

						Premiums to (Pay) Receive	$3,045,363

See accompanying notes to the financial statements.	93

World Opportunity Overlay Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2013

#	Receive - Fund receives fixed rate and pays variable rate. (Pay) - Fund pays fixed rate and receives variable rate.

As of February 28, 2013, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

¿	These securities are primarily backed by subprime mortgages.

(a)	All or a portion of this security has been pledged to cover collateral requirements on reverse repurchase agreements (Note 2).

(b)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic (Note 2).

(c)	All or a portion of this security has been pledged to cover margin requirements on futures contracts, collateral on swap agreements, forward currency contracts, and/or written options, if any.

(d)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

(e)	The rate disclosed is the 7 day net yield as of February 28, 2013.

(f)	The rate disclosed is the 7 day net yield as of February 28, 2013. Note: Yield rounds to 0.00%.

(g)	The rate shown represents yield-to-maturity.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 95.

94	See accompanying notes to the financial statements.

GMO Trust Funds

Schedule of Investments — (Continued)

February 28, 2013

Portfolio Abbreviations:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

AMBAC - Insured as to the payment of principal and interest by AMBAC Assurance Corporation.

BBSW - Bank Bill Swap Reference Rate

BOBL - Bundesobligationen

CAD BA - Canadian Bankers Acceptance Rate

CDO - Collateralized Debt Obligation

CHF LIBOR - London Interbank Offered Rate denominated in Swiss Franc.

CMBS - Commercial Mortgage Backed Security.

CP - Counterparty

DEM LIBOR - London Interbank Offered Rate denominated in Deutsche Marks.

EURIBOR - Euro Interbank Offered Rate

FGIC - Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.

FSA - Insured as to the payment of principal and interest by Financial Security Assurance.

GBP LIBOR - London Interbank Offered Rate denominated in British Pounds.

GDP - Gross Domestic Product

GMTN - Global Medium Term Note

JPY LIBOR - London Interbank Offered Rate denominated in Japanese Yen.

JPY TIBOR - Tokyo Interbank Offered Rate.

LIBOR - London Interbank Offered Rate

MBIA - Insured as to the payment of principal and interest by MBIA Insurance Corp.

OTC - Over-the-Counter

PIK - Payment In Kind

Reg S - Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

RMBS - Residential Mortgage Backed Security

SEK STIBOR - Stockholm Interbank Offered Rate denominated in Swedish Krona.

TBA - To Be Announced – Delayed Delivery Security

TBD - To Be Determined

USD LIBOR - London Interbank Offered Rate denominated in United States Dollars.

VRRB - Variable Rate Reduction Bond

XL - Insured as to the payment of principal and interest by XL Capital Assurance.

The rates shown on variable rate notes are the current interest rates at February 28, 2013, which are subject to change based on the terms of the security.

Counterparty Abbreviations:

BCLY - Barclays Bank PLC

CITI - Citibank N.A.

DB - Deutsche Bank AG

GS - Goldman Sachs International

JPM - JPMorgan Chase Bank, N.A.

ML - Merrill Lynch Capital Services, Inc.

RBS - Royal Bank Of Scotland PLC

UBS - UBS AG

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

COP - Colombian Peso

DEM - Deutche Mark

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

PEN - Peruvian Nuevo Sol

SEK - Swedish Krona

USD - United States Dollar

ZAR - South African Rand

See accompanying notes to the financial statements.	95

GMO Trust Funds

Statements of Assets and Liabilities — February 28, 2013

	Asset Allocation Bond Fund	Core Plus Bond Fund	Currency Hedged International Bond Fund	Debt Opportunities Fund	Domestic Bond Fund
Assets:
Investments in unaffiliated issuers, at value (Note 2)(a)	$178,652,187	$141,187,563	$33,464,335	$783,489,728	$42,208,097
Investments in affiliated issuers, at value (Notes 2 and 10)(b)	500,127	131,184,657	35,695,883	28,007,742	178,122,787
Receivable for investments sold – delayed delivery	—	26,421,875	—	—	—
Receivable for Fund shares sold	—	—	—	—	—
Dividends and interest receivable	163,298	542,137	300,529	792,997	57,763
Unrealized appreciation on open forward currency contracts (Note 4)	—	1,283,004	736,716	—	—
Due from broker on open futures contracts (Note 2)	—	—	3,580	—	—
Receivable for variation margin on open futures contracts (Note 4)	3,839	190,392	29,827	—	—
Receivable for expenses reimbursed by Manager (Note 5)	11,703	26,405	15,853	25,712	14,164
Miscellaneous receivable	—	—	—	—	—

Total assets	179,331,154	300,836,033	70,246,723	812,316,179	220,402,811

Liabilities:
Foreign currency due to custodian	—	—	3,773	—	—
Payable for investments purchased – delayed delivery	—	57,890,625	—	—	—
Payable for investments purchased	—	5,461	533	2,133	—
Payable for Fund shares repurchased	—	3,814	—	—	—
Payable for closed swap agreements	—	36,168	9,069	—	—
Payable to affiliate for (Note 5):
Management fee	34,361	45,691	13,269	152,333	16,792
Shareholder service fee	14,203	20,140	7,962	33,512	12,609
Unrealized depreciation on open forward currency contracts (Note 4)	—	1,462,233	431,988	—	—
Due to broker on open futures contracts (Note 4)	—	404	—	—	—
Payable for open swap agreements (Note 4)	—	1,899,936	171,895	—	17,101
Payable to agents unaffiliated with the Manager	28	28	—	84	28
Payable to Trustees and related expenses	1,007	864	193	1,842	679
Accrued expenses	66,202	113,385	80,763	106,189	57,338

Total liabilities	115,801	61,478,749	719,445	296,093	104,547

Net assets	$179,215,353	$239,357,284	$69,527,278	$812,020,086	$220,298,264

(a) Cost of investments – unaffiliated issuers:	$178,455,486	$138,027,545	$31,641,251	$749,110,830	$42,289,107
(b) Cost of investments – affiliated issuers:	$500,127	$125,172,046	$33,194,430	$28,011,741	$166,639,361

96	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Assets and Liabilities — February 28, 2013 — (Continued)

	Asset Allocation Bond Fund	Core Plus Bond Fund	Currency Hedged International Bond Fund	Debt Opportunities Fund	Domestic Bond Fund
Net assets consist of:
Paid-in capital	$185,757,386	$418,903,373	$80,072,495	$771,584,346	$230,289,840
Accumulated undistributed net investment income	—	3,778,649	674,796	—	—
Distributions in excess of net investment income	(11,447)	—	—	1,650,412	(203,295)
Accumulated net realized loss	(6,727,287)	(191,866,674)	(15,690,895)	4,410,429	(21,173,596)
Net unrealized appreciation (depreciation)	196,701	8,541,936	4,470,882	34,374,899	11,385,315

	$179,215,353	$239,357,284	$69,527,278	$812,020,086	$220,298,264

Net assets attributable to:
Class III shares	$91,186,121	$48,830,635	$69,527,278	$—	$46,596,004

Class IV shares	$—	$190,526,649	$—	$—	$—

Class VI shares	$88,029,232	$—	$—	$812,020,086	$173,702,260

Shares outstanding:
Class III	3,732,435	6,588,846	7,935,753	—	2,708,119

Class IV	—	25,652,412	—	—	—

Class VI	3,598,869	—	—	30,000,835	10,041,055

Net asset value per share:
Class III	$24.43	$7.41	$8.76	$—	$17.21

Class IV	$—	$7.43	$—	$—	$—

Class VI	$24.46	$—	$—	$27.07	$17.30

See accompanying notes to the financial statements.	97

GMO Trust Funds

Statements of Assets and Liabilities — February 28, 2013 — (Continued)

	Emerging Country Debt Fund	Global Bond Fund	International Bond Fund	Short-Duration Collateral Fund	Short-Duration Collateral Share Fund
Assets:
Investments in unaffiliated issuers, at value (Note 2)(a)	$2,261,450,902	$56,305,615	$27,682,479	$769,988,058	$5,426
Investments in affiliated issuers, at value (Notes 2 and 10)(b)	54,435,034	109,956,378	44,543,099	—	38,038,518
Foreign currency, at value (Note 2)(c)	6	—	—	—	—
Receivable for investments sold	—	12,349,115	—	—	—
Dividends and interest receivable	26,709,783	296,843	181,643	380,660	—
Unrealized appreciation on open forward currency contracts (Note 4)	4,734,706	535,580	253,341	—	—
Due from broker on open futures contracts (Note 2)	—	3,465	34	—	—
Due from broker on open swap agreements/repurchase agreements (Note 2)	1,900,000	—	—	—	—
Receivable for variation margin on open futures contracts (Note 4)	—	109,566	34,779	—	—
Receivable for open swap agreements (Note 4)	43,468,394	—	—	—	—
Receivable for expenses reimbursed by Manager (Note 5)	—	12,424	15,278	12,973	4,290
Receivable for options	191,864	—	—	—	—
Miscellaneous receivable	2,211,187	—	—	—	—
Other expense reimbursement from Manager (Note 2)	—	—	830,768	—	—

Total assets	2,395,101,876	179,568,986	73,541,421	770,381,691	38,048,234

Liabilities:
Payable for investments purchased	2,609,800	12,125,111	739	—	—
Payable for Fund shares repurchased	2,942,711	—	—	—	—
Payable for closed swap agreements	—	27,099	9,069	—	—
Payable to affiliate for (Note 5):
Management fee	627,472	24,111	13,650	—	1,448
Shareholder service fee	197,424	19,035	8,190	—	4,345
Unrealized depreciation on open forward currency contracts (Note 4)	483,926	1,615,200	1,126,342	—	—
Due to broker on open futures contracts (Note 2)	—	—	—	—	—
Payable for open swap agreements (Note 4)	42,717,022	324,280	516,717	—	—
Payable for reverse repurchase agreements (Note 2)	8,512,060	—	—	—	—
Payable for options(d)	711,170	—	—	—	—
Payable to agents unaffiliated with the Manager	308	28	—	112	—
Payable to Trustees and related expenses	5,887	426	202	2,374	661
Accrued expenses	913,867	96,625	917,619	106,706	28,796

Total liabilities	59,721,647	14,231,915	2,592,528	109,192	35,250

Net assets	$2,335,380,229	$165,337,071	$70,948,893	$770,272,499	$38,012,984

(a) Cost of investments – unaffiliated issuers:	$2,142,134,837	$54,448,877	$28,204,778	$1,050,643,980	$5,426
(b) Cost of investments – affiliated issuers:	$50,601,496	$110,172,945	$39,317,819	$—	$30,783,044
(c) Cost of foreign currency:	$6	$—	$—	$—	$—
(d) Premiums on options:	$144,222	$—	$—	$—	$—

98	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Assets and Liabilities — February 28, 2013 — (Continued)

	Emerging Country Debt Fund	Global Bond Fund	International Bond Fund	Short-Duration Collateral Fund	Short-Duration Collateral Share Fund
Net assets consist of:
Paid-in capital	$2,284,827,251	$193,663,506	$107,814,791	$1,139,827,811	$35,964,602
Accumulated undistributed net investment income	3,228,565	1,199,085	—	—	4,122
Distributions in excess of net investment income	—	—	(525,386)	(1,040,477)	—
Accumulated net realized loss	(93,201,277)	(30,058,317)	(39,817,252)	(87,858,913)	(5,211,214)
Net unrealized appreciation (depreciation)	140,525,690	532,797	3,476,740	(280,655,922)	7,255,474

	$2,335,380,229	$165,337,071	$70,948,893	$770,272,499	$38,012,984

Net assets attributable to:
Core Class shares	$—	$—	$—	$770,272,499	$—

Class III shares	$427,339,214	$165,337,071	$70,948,893	$—	$38,012,984

Class IV shares	$1,908,041,015	$—	$—	$—	$—

Shares outstanding:
Core Class	—	—	—	197,435,844	—

Class III	41,333,197	19,758,196	10,377,659	—	1,784,477

Class IV	184,772,556	—	—	—	—

Net asset value per share:
Core Class	$—	$—	$—	$3.90	$—

Class III	$10.34	$8.37	$6.84	$—	$21.30

Class IV	$10.33	$—	$—	$—	$—

See accompanying notes to the financial statements.	99

GMO Trust Funds

Statements of Assets and Liabilities — February 28, 2013 — (Continued)

	Consolidated Special Purpose Holding Fund	Strategic Fixed Income Fund	U.S. Treasury Fund	World Opportunity Overlay Fund
Assets:
Investments in unaffiliated issuers, at value (Note 2)(a)	$27,599	$470,578,081	$2,912,344,973	$802,985,600
Investments in affiliated issuers, at value (Notes 2 and 10)(b)	—	1,338,555,432	—	—
Cash	573,410	—	—	—
Receivable for investments sold	—	—	90,945,705	—
Receivable for Fund shares sold	—	—	12,300,000	—
Dividends and interest receivable	2	434,154	283	1,056,785
Unrealized appreciation on open forward currency contracts (Note 4)	—	9,742,213	—	—
Receivable for variation margin on futures contracts (Note 4)	—	1,149,269	—	73,800
Receivable for open swap agreements (Note 4)	—	10,476,634	—	7,525,975
Interest receivable for open swap agreements	—	673,032	—	—
Receivable for expenses reimbursed by Manager (Note 5)	8,090	62,390	236,237	30,144

Total assets	609,101	1,831,671,205	3,015,827,198	811,672,304

Liabilities:
Payable for investments purchased	—	115	—	9,187,200
Payable for Fund shares repurchased	—	—	103,189,000	—
Payable for closed swap agreements	—	277,286	—	—
Payable to affiliate for (Note 5):
Management fee	—	348,091	194,181	—
Shareholder service fee	—	86,369	—	—
Dividend payable	—	—	102,782	—
Unrealized depreciation on open forward currency contracts (Note 4)	—	11,111,033	—	—
Due to broker on open futures contracts (Note 2)	—	3,104	—	—
Interest payable for open swap agreements	—	—	—	172,140
Payable for open swap agreements (Note 4)	—	2,359,663	—	67,862,324
Payable for reverse repurchase agreements (Note 2)	—	—	—	42,594,759
Written options outstanding, at value (Note 4)(c)	—	—	—	240,133
Payable to agents unaffiliated with the Manager	—	252	390	84
Payable to Trustees and related expenses	3,113	4,700	7,342	1,769
Accrued expenses	261,843	122,139	130,008	127,449
Non controlling interest in subsidiary	57,864	—	—	—

Total liabilities	322,820	14,312,752	103,623,703	120,185,858

Net assets	$286,281	$1,817,358,453	$2,912,203,495	$691,486,446

(a) Cost of investments – unaffiliated issuers:	$27,599	$469,995,155	$2,912,391,134	$841,190,695
(b) Cost of investments – affiliated issuers:	$—	$1,312,512,016	$—	$—
(c) Premiums on written options:	$—	$—	$—	$2,711,878

100	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Assets and Liabilities — February 28, 2013 — (Continued)

	Consolidated Special Purpose Holding Fund	Strategic Fixed Income Fund	U.S. Treasury Fund	World Opportunity Overlay Fund
Net assets consist of:
Paid-in capital		$2,040,685,823	$2,912,066,402
Accumulated undistributed net investment income		31,421,475	—
Accumulated net realized gain (loss)		(286,639,488)	183,254
Net unrealized appreciation (depreciation)		31,890,643	(46,161)

		$1,817,358,453	$2,912,203,495

Net assets attributable to:
Core Class shares	$286,281	$—	$2,912,203,495	$691,486,446

Class III shares	$—	$134,724,069	$—	$—

Class VI shares	$—	$1,682,634,384	$—	$—

Shares outstanding:
Core Class	525,153	—	116,476,003	26,926,924

Class III	—	8,202,689	—	—

Class VI	—	102,440,774	—	—

Net asset value per share:
Core Class	$0.55	$—	$25.00	$25.68

Class III	$—	$16.42	$—	$—

Class VI	$—	$16.43	$—	$—

See accompanying notes to the financial statements.	101

GMO Trust Funds

Statements of Operations — Year Ended February 28, 2013

	Asset Allocation Bond Fund	Core Plus Bond Fund	Currency Hedged International Bond Fund	Debt Opportunities Fund	Domestic Bond Fund
Investment Income:
Dividends from affiliated issuers (Note 10)	$5,376	$1,293,122	$394,877	$12,256	$2,532,508
Interest	499,683	2,037,900	991,048	23,097,070	522,539
Dividends from unaffiliated issuers	42	2	102	2,134	315

Total investment income	505,101	3,331,024	1,386,027	23,111,460	3,055,362

Expenses:
Management fee (Note 5)	386,890	591,413	172,393	1,237,753	257,169
Shareholder service fee – Class III (Note 5)	109,051	72,022	103,436	—	81,667
Shareholder service fee – Class IV (Note 5)	—	188,551	—	—	—
Shareholder service fee – Class VI (Note 5)	45,131	—	—	272,305	111,498
Audit and tax fees	73,637	102,777	82,674	96,575	50,919
Custodian, fund accounting agent and transfer agent fees	28,803	148,450	79,251	54,332	45,305
Legal fees	2,484	10,558	11,969	9,561	14,020
Registration fees	5,523	4,914	4,089	6,985	16,293
Trustees fees and related expenses (Note 5)	920	2,559	760	6,075	3,022
Miscellaneous	5,038	6,717	3,791	8,103	5,685

Total expenses	657,477	1,127,961	458,363	1,691,689	585,578
Fees and expenses reimbursed by Manager (Note 5)	(115,037)	(263,570)	(170,305)	(174,721)	(250,063)
Expense reductions (Note 2)	—	(24)	—	(272)	—
Indirectly incurred fees waived or borne by Manager (Note 5)	—	(40,568)	(12,037)	—	—
Shareholder service fee waived (Note 5)	—	(9,657)	(2,865)	—	—

Net expenses	542,440	814,142	273,156	1,516,696	335,515

Net investment income (loss)	(37,339)	2,516,882	1,112,871	21,594,764	2,719,847

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(2,002,297)	455,613	613,304	590,875	—
Investments in affiliated issuers	—	(11,619)	(1,245)	—	(184)
Realized gains distributions from affiliated issuers (Note 10)	—	6,121	625	1,600	29
Futures contracts	51,427	1,053,891	944,642	—	—
Swap agreements	—	6,576,304	115,732	—	(71,319)
Written options	2,783,508	—	—	—	—
Foreign currency, forward contracts and foreign currency related transactions	—	1,322,188	242,557	—	—

Net realized gain (loss)	832,638	9,402,498	1,915,615	592,475	(71,474)

Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	66,147	971,765	(424,510)	32,997,262	(310,940)
Investments in affiliated issuers	—	8,949,360	2,958,358	(3,999)	29,481,285
Futures contracts	—	(5,331)	(183,127)	—	—
Written options	(390,324)	—	—	—	—
Swap agreements	—	(1,572,423)	70,292	—	21,973
Foreign currency, forward contracts and foreign currency related transactions	—	(321,806)	696,039	—	—

Net unrealized gain (loss)	(324,177)	8,021,565	3,117,052	32,993,263	29,192,318

Net realized and unrealized gain (loss)	508,461	17,424,063	5,032,667	33,585,738	29,120,844

Net increase (decrease) in net assets resulting from operations	$471,122	$19,940,945	$6,145,538	$55,180,502	$31,840,691

102	See accompanying notes to the financial statements.

GMO Trust Funds

(A Series of GMO Trust)

Statements of Operations — Year Ended February 28, 2013 — (Continued)

	Emerging Country Debt Fund	Global Bond Fund	International Bond Fund	Short-Duration Collateral Fund
Investment Income:
Interest	$161,315,727	$1,647,918	$661,812	$11,447,969
Dividends from affiliated issuers (Note 10)	220,604	1,076,855	463,139	—
Dividends from unaffiliated issuers	765,168	124	95	20,494

Total investment income	162,301,499	2,724,897	1,125,046	11,468,463

Expenses:
Management fee (Note 5)	6,763,514	309,732	177,913	—
Shareholder service fee – Class III (Note 5)	775,861	244,525	106,748	—
Shareholder service fee – Class IV (Note 5)	1,415,192	—	—	—
Interest expense (Note 2)	336,337	—	113	—
Audit and tax fees	142,536	90,438	94,991	98,793
Custodian, fund accounting agent and transfer agent fees	1,125,745	121,925	79,748	105,960
Legal fees	616,011	13,285	12,632	22,590
Registration fees	22,676	4,472	4,290	368
Trustees fees and related expenses (Note 5)	30,206	1,890	850	10,592
Miscellaneous	20,544	5,547	4,208	11,657

Total expenses	11,248,622	791,814	481,493	249,960
Fees and expenses reimbursed by Manager (Note 5)	(1,838)	(124,953)	(183,532)	(228,755)
Expense reductions (Note 2)	(518)	(56)	(3)	(564)
Indirectly incurred fees waived or borne by Manager (Note 5)	—	(29,957)	(11,923)	—
Shareholder service fee waived (Note 5)	—	(7,131)	(2,838)	—

Net expenses	11,246,266	629,717	283,197	20,641

Net investment income (loss)	151,055,233	2,095,180	841,849	11,447,822

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments unaffiliated issuers	58,561,828	1,873,322	(85,029)	1,452,203
Investments in affiliated issuers	—	(146,636)	1,199	—
Realized gains distributions from affiliated issuers (Note 10)	—	2,275	432	—
Futures contracts	—	716,602	1,147,972	—
Swap agreements	17,517,020	457,732	424,482	—
Foreign currency, forward contracts and foreign currency related transactions	8,291,802	(1,382,486)	(1,921,523)	—

Net realized gain (loss)	84,370,650	1,520,809	(432,467)	1,452,203

Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	39,626,480	(3,548,018)	(1,364,367)	125,472,366
Investments in affiliated issuers	5,118,609	8,085,660	3,816,336	—
Futures contracts	—	332,296	8,539	—
Options	(375,084)	—	—	—
Swap agreements	757,273	(49,422)	(338,132)	—
Foreign currency, forward contracts and foreign currency related transactions	9,556,213	(918,571)	(382,077)	—

Net unrealized gain (loss)	54,683,491	3,901,945	1,740,299	125,472,366

Net realized and unrealized gain (loss)	139,054,141	5,422,754	1,307,832	126,924,569

Net increase (decrease) in net assets resulting from operations	$290,109,374	$7,517,934	$2,149,681	$138,372,391

See accompanying notes to the financial statements.	103

GMO Trust Funds

(A Series of GMO Trust)

Statements of Operations — Year Ended February 28, 2013 — (Continued)

	Short-Duration Collateral Share Fund	Consolidated Special Purpose Holding Fund	Strategic Fixed Income Fund	U.S. Treasury Fund	World Opportunity Overlay Fund
Investment Income:
Dividends from affiliated issuers (Note 10)	$371,161	$—	$12,232,749	$—	$—
Interest	—	—	1,955,842	2,651,647	9,525,635
Dividends from unaffiliated issuers	2	36	530	960	68,322

Total investment income	371,163	36	14,189,121	2,652,607	9,593,957

Expenses:
Management fee (Note 5)	17,507	—	4,953,518	2,010,059	—
Shareholder service fee – Class III (Note 5)	52,522	—	145,352	—	—
Shareholder service fee – Class VI (Note 5)	—	—	1,036,478	—	—
Interest expense (Note 2)	—	—	—	—	253,016
Audit and tax fees	23,291	61,595	65,011	53,182	135,772
Custodian, fund accounting agent and transfer agent fees	6,060	31,956	244,123	268,328	130,598
Legal fees	460	123,103	49,470	48,804	42,418
Registration fees	—	—	10,099	1,371	—
Trustees fees and related expenses (Note 5)	337	5	22,345	30,252	8,397
Miscellaneous	3,182	6,344	37,602	25,864	9,265

Total expenses	103,359	223,003	6,563,998	2,437,860	579,466
Fees and expenses reimbursed by Manager (Note 5)	(32,966)	(107,990)	(376,624)	(2,401,217)	(304,433)
Expense reductions (Note 2)	—	(446)	(13)	(1,331)	(1,442)
Indirectly incurred fees waived or borne by Manager (Note 5)	—	—	(326,588)	—	—
Shareholder service fee waived (Note 5)	—	—	(77,734)	—	—

Net expenses	70,393	114,567	5,783,039	35,312	273,591

Net investment income (loss)	300,770	(114,531)	8,406,082	2,617,295	9,320,366

Noncontrolling interest in subsidiary net income (loss)	—	28,769	—	—	—

Net investment income (loss) after noncontrolling interest	300,770	(85,762)	8,406,082	2,617,295	9,320,366

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	—	114,999	9,306,663	427,762	1,996,950
Investments in affiliated issuers	225,196	—	(3,371,225)	—	—
Realized gains distributions from affiliated issuers (Note 10)	—	—	25,939	—	—
Futures contracts	—	—	14,462,544	—	6,131,760
Swap agreements	—	—	86,889,215	—	6,139,057
Written options	—	—	(1,933,815)	—	—
Foreign currency, forward contracts and foreign currency related transactions	—	—	7,098,802	—	(28,654)

Net realized gain (loss)	225,196	114,999	112,478,123	427,762	14,239,113

Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	—	—	(10,125,446)	25,875	25,576,411
Investments in affiliated issuers	4,934,812	—	107,540,708	—	—
Futures contracts	—	—	(4,697,215)	—	—
Written options	—	—	2,268,718	—	1,513,642
Swap agreements	—	—	(43,705,455)	—	(4,127,769)
Foreign currency, forward contracts and foreign currency related transactions	—	—	(1,364,459)	—	809,021

Net unrealized gain (loss)	4,934,812	—	49,916,851	25,875	23,771,305

Net realized and unrealized gain (loss)	5,160,008	114,999	162,394,974	453,637	38,010,418

Net increase (decrease) in net assets resulting from operations	$5,460,778	$29,237	$170,801,056	$3,070,932	$47,330,784

104	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Changes in Net Assets

	Asset Allocation Bond Fund		Core Plus Bond Fund
	Year Ended February 28/29,		Year Ended February 28/29,
	2013	2012	2013	2012
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(37,339)	$9,322,890	$2,516,882	$4,090,805
Net realized gain (loss)	832,638	(17,499,159)	9,402,498	16,308,430
Change in net unrealized appreciation (depreciation)	(324,177)	29,135,163	8,021,565	1,545,148

Net increase (decrease) in net assets from operations	471,122	20,958,894	19,940,945	21,944,383

Distributions to shareholders from:
Net investment income
Class III	(29,049)	(1,729,722)	(2,156,506)	(5,367,607)
Class IV	—	—	(8,301,987)	(19,733,836)
Class VI	(58,521)	(7,685,640)	—	—

Total distributions from net investment income	(87,570)	(9,415,362)	(10,458,493)	(25,101,443)

Net realized gains
Class III	(778,680)	(3,981,023)	—	—
Class VI	(1,249,886)	(25,781,800)	—	—

Total distributions from net realized gains	(2,028,566)	(29,762,823)	—	—

Net share transactions (Note 9):
Class III	35,008,227	10,914,141	20,714	22,037
Class IV	—	—	(5,744,715)	7,627,701
Class VI	(27,430,816)	(357,290,049)	—	—

Increase (decrease) in net assets resulting from net share transactions	7,577,411	(346,375,908)	(5,724,001)	7,649,738

Total increase (decrease) in net assets	5,932,397	(364,595,199)	3,758,451	4,492,678

Net assets:
Beginning of period	173,282,956	537,878,155	235,598,833	231,106,155

End of period	$179,215,353	$173,282,956	$239,357,284	$235,598,833

Accumulated undistributed net investment income	$—	$77,692	$3,778,649	$3,555,768

Distributions in excess of net investment income	$(11,447)	$—	$—	$—

See accompanying notes to the financial statements.	105

GMO Trust Funds

Statements of Changes in Net Assets — (Continued)

	Currency Hedged International Bond Fund		Debt Opportunities Fund
	Year Ended February 28/29,		Year Ended February 28, 2013	Period from October 3, 2011 (commencement of operations) through February 29, 2012
	2013	2012
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$1,112,871	$1,155,170	$21,594,764	$3,299,736
Net realized gain (loss)	1,915,615	2,837,024	592,475	41,116
Change in net unrealized appreciation (depreciation)	3,117,052	3,445,842	32,993,263	1,381,636

Net increase (decrease) in net assets from operations	6,145,538	7,438,036	55,180,502	4,722,488

Distributions to shareholders from:
Net investment income
Class III	(2,840,640)	(3,281,302)	—	—
Class VI	—	—	(10,663,822)	(1,375,352)

Total distribution from net investment income	(2,840,640)	(3,281,302)	(10,663,822)	(1,375,352)

Net realized gains
Class VI	—	—	(13,695,843)	(1,150,357)

Total distributions from net realized gains	—	—	(13,695,843)	(1,150,357)

Return of capital
Class III	—	(2,044,329)	—	—

Total distributions from return of capital	—	(2,044,329)	—	—

Net share transactions (Note 9):
Class III	(5,798,418)	(890,678)	—	—
Class VI	—	—	574,938,730	201,634,887

Increase (decrease) in net assets resulting from net share transactions	(5,798,418)	(890,678)	574,938,730	201,634,887

Purchase premiums and redemption fees (Note 2 and 9)	—	—	2,217,239	211,614

Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemptions fees	(5,798,418)	(890,678)	577,155,969	201,846,501

Total increase (decrease) in net assets	(2,493,520)	1,221,727	607,976,806	204,043,280

Net assets:
Beginning of period	72,020,798	70,799,071	204,043,280	—

End of period	$69,527,278	$72,020,798	$812,020,086	$204,043,280

Accumulated undistributed net investment income	$674,796	$414,872	$1,650,412	$—

Distributions in excess of net investment income	$—	$—	$—	$(2,847,609)

106	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Changes in Net Assets — (Continued)

	Domestic Bond Fund		Emerging Country Debt Fund
	Year Ended February 28/29,		Year Ended February 28/29,
	2013	2012	2013	2012
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$2,719,847	$5,108,845	$151,055,233	$150,419,766
Net realized gain (loss)	(71,474)	65,843	84,370,650	3,037,525
Change in net unrealized appreciation (depreciation)	29,192,318	(6,802,187)	54,683,491	109,406,782

Net increase (decrease) in net assets from operations	31,840,691	(1,627,499)	290,109,374	262,864,073

Distributions to shareholders from:
Net investment income
Class III	(537,660)	(1,041,671)	(40,966,517)	(59,099,853)
Class IV	—	—	(122,413,953)	(103,441,986)
Class VI	(2,187,385)	(4,130,393)	—	—

Total distributions from net investment income	(2,725,045)	(5,172,064)	(163,380,470)	(162,541,839)

Return of capital
Class III	(29,389,389)	(40,380,611)	—	—
Class VI	(108,985,245)	(149,746,151)	—	—

Total distributions from return of capital	(138,374,634)	(190,126,762)	—	—

Net share transactions (Note 9):
Class III	—	(8,743,602)	(290,913,212)	79,234,697
Class IV	—	—	697,186,159	(70,523,832)
Class VI	—	(3,855,947)	—	—

Increase (decrease) in net assets resulting from net share transactions	—	(12,599,549)	406,272,947	8,710,865

Purchase premiums and redemption fees (Notes 2 and 9):
Class III	—	—	1,438,628	490,103
Class IV	—	—	3,557,122	880,637

Increase in net assets resulting from purchase premiums and redemption fees	—	—	4,995,750	1,370,740

Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	—	(12,599,549)	411,268,697	10,081,605

Total increase (decrease) in net assets	(109,258,988)	(209,525,874)	537,997,601	110,403,839

Net assets:
Beginning of period	329,557,252	539,083,126	1,797,382,628	1,686,978,789

End of period	$220,298,264	$329,557,252	$2,335,380,229	$1,797,382,628

Accumulated undistributed net investment income	$—	$—	$3,228,565	$465,091

Distributions in excess of net investment income	$(203,295)	$(114,424)	$—	$—

See accompanying notes to the financial statements.	107

GMO Trust Funds

Statements of Changes in Net Assets — (Continued)

	Global Bond Fund
	Year Ended February 28/29,
	2013	2012
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$2,095,180	$2,620,504
Net realized gain (loss)	1,520,809	10,194,267
Change in net unrealized appreciation (depreciation)	3,901,945	3,501,623

Net increase (decrease) in net assets from operations	7,517,934	16,316,394

Distributions to shareholders from:
Net investment income
Class III	(2,466,357)	(9,871,338)

Net share transactions (Note 9):
Class III	(2,927,852)	(53,122,972)

Total increase (decrease) in net assets	2,123,725	(46,677,916)

Net assets:
Beginning of period	163,213,346	209,891,262

End of period	$165,337,071	$163,213,346

Accumulated undistributed net investment income	$474,321	$863,962

108	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Changes in Net Assets — (Continued)

	International Bond Fund		Short-Duration Collateral Fund
	Year Ended February 28/29,		Year Ended February 28/29,
	2013	2012	2013	2012
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$841,849	$1,217,159	$11,447,822	$23,256,252
Net realized gain (loss)	(432,467)	6,310,531	1,452,203	(14,696,689)
Change in net unrealized appreciation (depreciation)	1,740,299	(1,751,248)	125,472,366	(14,229,696)

Net increase (decrease) in net assets from operations	2,149,681	5,776,442	138,372,391	(5,670,133)

Distributions to shareholders from:
Net investment income
Core Class	—	—	(10,863,746)	(20,000,000)
Class III	(1,677,811)	(8,322,014)	—	—

Total distributions from net investment income	(1,677,811)	(8,322,014)	(10,863,746)	(20,000,000)

Return of capital
Core Class	—	—	(531,068,366)	(844,788,483)

Net share transactions (Note 9):
Core Class	—	—	12,618,755	(21,912,142)
Class III	531,597	(36,192,974)	—	—

Total increase (decrease) in net assets resulting from net share transactions	531,597	(36,192,974)	12,618,755	(21,912,142)

Total increase (decrease) in net assets	1,003,467	(38,738,546)	(390,940,966)	(892,370,758)

Net assets:
Beginning of period	69,945,426	108,683,972	1,161,213,465	2,053,584,223

End of period	$70,948,893	$69,945,426	$770,272,499	$1,161,213,465

Accumulated undistributed net investment income	$—	$179,940	$—	$—

Distributions in excess of net investment income	$(525,386)	$—	$(1,040,477)	$(468,354)

See accompanying notes to the financial statements.	109

GMO Trust Funds

Statements of Changes in Net Assets — (Continued)

	Short-Duration Collateral Share Fund		Consolidated Special Purpose Holding Fund
	Year Ended February 28/29,		Year Ended February 28/29,
	2013	2012	2013	2012
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$300,770	$329,507	$(85,762)	$(60,945)
Net realized gain (loss)	225,196	(134,379)	114,999	56,347
Change in net unrealized appreciation (depreciation)	4,934,812	(243,124)	—	—

Net increase (decrease) in net assets from operations	5,460,778	(47,996)	29,237	(4,598)

Distributions to shareholders from:
Net investment income
Class III	(310,996)	(382,964)

Net share transactions (Note 9):
Core Class	—	—	(15,905)	—
Class III	(202,616)	(1,461,833)	—	—

Increase (decrease) in net assets resulting from net share transactions	(202,616)	(1,461,833)	(15,905)	—

Total increase (decrease) in net assets	4,947,166	(1,892,793)	13,332	(4,598)

Net assets:
Beginning of period	33,065,818	34,958,611	272,949	277,547

End of period	$38,012,984	$33,065,818	$286,281	$272,949

Accumulated undistributed net investment income	$4,122	$14,348	$—	$—

110	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Changes in Net Assets — (Continued)

	Strategic Fixed Income Fund		U.S. Treasury Fund
	Year Ended February 28/29,		Year Ended February 28/29,
	2013	2012	2013	2012
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$8,406,082	$15,147,072	$2,617,295	$897,172
Net realized gain (loss)	112,478,123	155,013,402	427,762	386,639
Change in net unrealized appreciation (depreciation)	49,916,851	149,337,857	25,875	(68,890)

Net increase (decrease) in net assets from operations	170,801,056	319,498,331	3,070,932	1,214,921

Distributions to shareholders from:
Net investment income
Core shares	—	—	(2,617,295)	(897,172)
Class III	(8,874,326)	(4,105,017)	—	—
Class VI	(161,031,868)	(130,903,304)	—	—

Total distributions from net investment income	(169,906,194)	(135,008,321)	(2,617,295)	(897,172)

Net realized gains
Core shares	—	—	(228,045)	(501,512)

Net share transactions (Note 9):
Core shares	—	—	855,636,210	241,972,379
Class III	56,239,936	(3,333,340)	—	—
Class VI	(727,057,511)	(249,686,048)	—	—

Increase (decrease) in net assets resulting from net share transactions	(670,817,575)	(253,019,388)	855,636,210	241,972,379

Purchase premiums and redemption fees (Notes 2 and 9):
Class III	93,993	10,807	—	—
Class VI	2,151,304	397,337	—	—

Increase in net assets resulting from purchase premiums and redemption fees	2,245,297	408,144	—	—

Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	(668,572,278)	(252,611,244)	855,636,210	241,972,379

Total increase (decrease) in net assets	(667,677,416)	(68,121,234)	855,861,802	241,788,616

Net assets:
Beginning of period	2,485,035,869	2,553,157,103	2,056,341,693	1,814,553,077

End of period	$1,817,358,453	$2,485,035,869	$2,912,203,495	$2,056,341,693

Accumulated undistributed net investment income	$31,421,475	$77,593,488	$—	$—

See accompanying notes to the financial statements.	111

GMO Trust Funds

Statements of Changes in Net Assets — (Continued)

	World Opportunity Overlay Fund
	Year Ended February 28/29,
	2013	2012
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$9,320,366	$13,510,443
Net realized gain (loss)	14,239,113	616,965
Change in net unrealized appreciation (depreciation)	23,771,305	33,733,477

Net increase (decrease) in net assets from operations	47,330,784	47,860,885

Net share transactions (Note 9):
Core Class	(211,020,142)	(42,877,244)

Total increase (decrease) in net assets	(163,689,358)	4,983,641

Net assets:
Beginning of period	855,175,804	850,192,163

End of period	$691,486,446	$855,175,804

112	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Cash Flows — Year ended February 28, 2013

	Debt Opportunities Fund	Emerging Country Debt Fund	Short-Duration Collateral Fund	World Opportunity Overlay Fund
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$55,180,502	$290,109,374	$138,372,391	$47,330,784

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Net change in unrealized (appreciation) depreciation	(32,993,263)	(54,683,491)	(125,472,366)	(23,771,305)
Net realized (gain) loss	(592,475)	(84,370,650)	(1,452,203)	(14,239,113)
Net amortization of discount and premium	(3,287,110)	(16,710,900)	(985,659)	(3,102,858)
Investments purchased#	(701,415,213)	(819,369,749)	—	(135,979,582)
Proceeds from sale of investments#	88,915,124	736,277,585	178,431,873	303,487,405
Proceeds from paydowns	73,367,917	25,006,679	339,856,672	57,038,064
Short term investments, net	(31,740,580)	(177,543,220)	(223,267)	(33,271,960)
Realized gain distributions from affiliated issuers	1,600	—	—	—
Other gain (loss):
Swap agreements	—	9,338,321	—	13,696,212
Futures contracts	—	—	—	3,961,883
Written option contracts	—	144,222	—	1,613,880
Forward currency contracts	—	10,997,709	—	(1,780)
Foreign currency and foreign currency related transactions	—	(873,035)	—	782,147
Changes in assets and liabilities:
(Increase) decrease in receivable for collateral on open swap agreements	—	8,720,000	—	—
(Increase) decrease in dividends and interest receivable	(629,896)	(1,718,244)	798,172	646,153
(Increase) decrease in interest receivable for open swap agreements	—	2,396,361	—	(1,809,530)
(Increase) decrease in expenses reimbursed by Manager	(6,224)	—	(4,678)	(12,048)
(Increase) decrease in miscellaneous receivable	955	(1,103,700)	—	—
(Increase) decrease in payable to affiliate for:
Management fee	112,300	139,947	—	—
Shareholder service fee payable	24,705	31,836	—	—
Increase (decrease) in payable to agents unaffiliated with the Manager	84	308	112	84
Increase (decrease) in payable to Trustees and related expenses	1,320	1,454	(949)	(495)
Increase (decrease) in accrued expenses	26,261	298,600	(6,741)	(15,997)

Net cash provided by (used in) operating activities	(553,033,993)	(72,910,593)	529,313,357	216,351,944

Cash flows from financing activities:*
Proceeds from shares sold	553,438,754	1,066,257,026	—	5,978,389
Shares repurchased	(2,622,000)	(794,804,289)	(6,939,554)	(216,998,531)
Purchase premiums and redemption fees	2,217,239	4,995,750	—	—
Cash distributions paid	—	(25,553,514)	(522,373,803)	—
Increase (decrease) in payable for reverse repurchase agreements^	—	(179,959,972)	—	(5,331,802)

Net cash provided by (used in) financing activities	553,033,993	70,935,001	(529,313,357)	(216,351,944)

Net increase (decrease) in cash	—	(1,975,592)	—	—
Cash and cash equivalents, beginning of period	—	1,975,598	—	—

Cash and cash equivalents, end of period	$—	$6	$—	$—

Supplemental disclosure of cash flow information:
# Exclude non-cash items	—	46,520,048	—	—
* Reinvestment of dividends and distributions	$24,359,664	137,826,956	19,558,309
^ Cash paid during the year for interest	—	376,168	—	257,305

See accompanying notes to the financial statements.	113

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout the period)

ASSET ALLOCATION BOND FUND

	Class III Shares								Class VI Shares
	Year Ended February 28/29,								Year Ended February 28/29,
	2013		2012		2011		2010(a)		2013		2012		2011		2010(b)
Net asset value, beginning of period	$24.60		$25.01		$26.13		$25.15		$24.61		$25.01		$26.13		$25.00

Income (loss) from investment operations:
Net investment income (loss)†	(0.02)		0.32		0.51		0.92		0.01		0.56		0.64		0.80
Net realized and unrealized gain (loss)	0.12		0.78		0.64		0.85		0.11		0.57		0.54		1.15

Total from investment operations	0.10		1.10		1.15		1.77		0.12		1.13		1.18		1.95

Less distributions to shareholders:
From net investment income	(0.01)		(0.51)		(0.50)		(0.60)		(0.01)		(0.53)		(0.53)		(0.63)
From net realized gains	(0.26)		(1.00)		(1.77)		(0.19)		(0.26)		(1.00)		(1.77)		(0.19)

Total distributions	(0.27)		(1.51)		(2.27)		(0.79)		(0.27)		(1.53)		(2.30)		(0.82)

Net asset value, end of period	$24.43		$24.60		$25.01		$26.13		$24.46		$24.61		$25.01		$26.13

Total Return(c)	0.42%		4.49%		4.51%		7.07	%**	0.52%		4.61%		4.60%		7.83	%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$91,186		$56,692		$48,676		$40,225		$88,029		$116,591		$489,202		$859,763
Net operating expenses to average daily net assets	0.40	%(e)	0.40	%(d)(e)	0.41	%(d)(e)	0.40	%(d)*	0.31	%(e)	0.31	%(d)(e)	0.31	%(d)(e)	0.31	%(d)*
Interest expense to average daily net assets(f)	—		0.01%		0.03%		0.03	%*	—		0.01%		0.03%		0.03	%*
Total net expenses to average daily net assets(d)	0.40%		0.41%		0.44%		0.43	%*	0.31%		0.32%		0.34%		0.34	%*
Net investment income (loss) to average daily net assets	(0.08)%		1.31%		1.94%		3.86	%*	0.02%		2.25%		2.43%		3.24	%*
Portfolio turnover rate	233%		319%		315%		116	%(g)**	233%		319%		315%		116	%(g)**
Fees and expenses reimbursed by the Manager to average daily net assets:(h)	0.08%		0.06%		0.04%		0.04	%*	0.07%		0.04%		0.04%		0.04	%*

(a)	Period from March 27, 2009 (commencement of operations) through February 28, 2010.
(b)	Period from March 18, 2009 (commencement of operations) through February 28, 2010.
(c)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.
(d)	The net expense ratio does not include the effect of expense reductions (Note 2).
(e)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(f)	Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.
(g)	Calculation represents portfolio turnover of the Fund for the period from March 18, 2009 (commencement of operations) through February 28, 2010.
(h)	Ratios include reimbursement of direct operating expenses and waiver of expenses indirectly incurred through investment in the underlying funds (See Note 5).
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

114	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

CORE PLUS BOND FUND

	Class III Shares						Class IV Shares
	Year Ended February 28/29,						Year Ended February 28/29,
	2013	2012	2011	2010		2009	2013	2012	2011	2010		2009
Net asset value, beginning of period	$7.13	$7.26	$7.02	$6.08		$9.42	$7.14	$7.27	$7.03	$6.09		$9.44

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.07	0.13	0.11	0.05		0.27	0.08	0.13	0.11	0.12		0.17
Net realized and unrealized gain (loss)	0.54	0.56	0.65	1.51		(2.08)	0.54	0.56	0.65	1.45		(1.99)

Total from investment operations	0.61	0.69	0.76	1.56		(1.81)	0.62	0.69	0.76	1.57		(1.82)

Less distributions to shareholders:
From net investment income	(0.33)	(0.82)	(0.52)	(0.62)		(1.53)	(0.33)	(0.82)	(0.52)	(0.63)		(1.53)

Total distributions	(0.33)	(0.82)	(0.52)	(0.62)		(1.53)	(0.33)	(0.82)	(0.52)	(0.63)		(1.53)

Net asset value, end of period	$7.41	$7.13	$7.26	$7.02		$6.08	$7.43	$7.14	$7.27	$7.03		$6.09

Total Return(b)	8.67%	9.88%	10.93%	26.84%		(20.12)%	8.85%	9.90%	10.97%	26.87%		(20.23)%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$48,831	$46,924	$47,773	$55,839		$73,730	$190,527	$188,675	$183,333	$276,850		$233,848
Net operating expenses to average daily net assets(c)(d)	0.38%	0.39%	0.39%	0.38%		0.39%	0.33%	0.34%	0.34%	0.33%		0.34%
Interest expense to average daily net assets	—	—	—	0.02	%(e)	—	—	—	—	0.02	%(e)	—
Total net expenses to average daily net assets(c)(d)	0.38%	0.39%	0.39%	0.40%		0.39%	0.33%	0.34%	0.34%	0.35%		0.34%
Net investment income (loss) to average daily net assets(a)	1.02%	1.74%	1.48%	0.77%		3.20%	1.07%	1.75%	1.48%	1.78%		1.89%
Portfolio turnover rate	135%	72%	46%	58%		22%	135%	72%	46%	58%		22%
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:	0.13%	0.12%	0.11%	0.09%		0.08%	0.13%	0.12%	0.11%	0.09%		0.08%
Redemption fees consisted of the following per share amounts:†	—	—	—	$0.00	(f)	$0.01	—	—	—	$0.00	(f)	$0.01

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing and redeeming Fund shares.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	The net expense ratio does not include the effect of expense reductions (Note 2).
(e)	Interest expense incurred as a result of entering into reverse repurchase agreements and/or payables owed to Lehman Brothers in connection with the termination of derivative contracts in 2008 is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.
(f)	Redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	115

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

CURRENCY HEDGED INTERNATIONAL BOND FUND

	Class III Shares
	Year Ended February 28/29,
	2013	2012		2011		2010		2009
Net asset value, beginning of period	$8.35	$8.18		$7.98		$7.00		$8.79

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.14	0.13		0.12		0.09		0.26
Net realized and unrealized gain (loss)	0.64	0.71		0.47		1.39		(1.49)

Total from investment operations	0.78	0.84		0.59		1.48		(1.23)

Less distributions to shareholders:
From net investment income	(0.37)	(0.41)		(0.39)		(0.42)		(0.56)
Return of capital	—	(0.26)		—		(0.08)		—

Total distributions	(0.37)	(0.67)		(0.39)		(0.50)		(0.56)

Net asset value, end of period	$8.76	$8.35		$8.18		$7.98		$7.00

Total Return(b)	9.43%	10.48%		7.35%		22.19%		(13.93)%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$69,527	$72,021		$70,799		$137,301		$127,081
Net expenses to average daily net assets(c)	0.40%	0.39	%(d)	0.39	%(d)	0.39	%(d)	0.39	%(d)
Net investment income (loss) to average daily net assets(a)	1.61%	1.58%		1.43%		1.19%		3.24%
Portfolio turnover rate	34%	52%		51%		31%		28%
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:	0.27%	0.25%		0.17%		0.12%		0.13%
Redemption fees consisted of the following per share amounts:†	—	—		—		$0.01		$0.00	(e)
(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing and redeeming Fund shares.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	The net expense ratio does not include the effect of expense reductions (Note 2).
(e)	Redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.

116	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

DEBT OPPORTUNITIES FUND

	Class VI Shares
	Year Ended February 28, 2013		Period from October 3, 2011 (commencement of operations) through February 29, 2012
Net asset value, beginning of period	$25.23		$25.00

Income (loss) from investment operations:
Net investment income (loss)(a)†	1.16		0.47
Net realized and unrealized gain (loss)	1.73		0.13

Total from investment operations	2.89		0.60

Less distributions to shareholders:
From net investment income	(0.44)		(0.20)
From net realized gains	(0.61)		(0.17)

Total distributions	(1.05)		(0.37)

Net asset value, end of period	$27.07		$25.23

Total Return(b)	11.62%		2.43	%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$812,020		$204,043
Total net expenses to average daily net assets(c)	0.31	%(d)	0.31	%*
Net investment income (loss) to average daily net assets(a)	4.36%		4.59	%*
Portfolio turnover rate	39%		23	%(e)**
Fees and expenses reimbursed by the Manager to average daily net assets	0.04%		0.17%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.12		$0.03
(a)	Net investment income is affected by the timing of declaration of dividends by the underlying funds in which the Fund invests.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing and redeeming Fund shares.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	The net expense ratio does not include the effect of expense reductions (Note 2).
(e)	Calculation represents portfolio turnover for he Fund for the period from October 3, 2011 through February 29, 2012.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

See accompanying notes to the financial statements.	117

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

DOMESTIC BOND FUND

	Class III Shares							Class VI Shares
	Year Ended February 28/29,							Year Ended February 28/29,
	2013(a)	2012(a)	2011(a)		2010(a)	2009(a)		2013(a)	2012(a)	2011(a)		2010(a)	2009(a)
Net asset value, beginning of period	$25.79	$41.13	$53.91		$71.91	$85.23		$25.87	$41.22	$53.91		$71.91	$85.32

Income (loss) from investment operations:
Net investment income (loss)(b)†	0.20	0.37	0.54		0.81	3.51		0.22	0.41	0.63		0.81	3.96
Net realized and unrealized gain (loss)	2.27 (g)	(0.50)	3.06		11.97	(12.24)		2.28 (g)	(0.53)	3.15		11.97	(12.69)

Total from investment operations	2.47	(0.13)	3.60		12.78	(8.73)		2.50	(0.12)	3.78		12.78	(8.73)

Less distributions to shareholders:
From net investment income	(0.20)	(0.34)	(0.54)		(1.44)	(4.50)		(0.22)	(0.36)	(0.63)		(1.53)	(4.59)
From net realized gains	—	—	—		(4.14)	(0.09)		—	—	—		(4.14)	(0.09)
Return of capital	(10.85)	(14.87)	(15.84)		(25.20)	—		(10.85)	(14.87)	(15.84)		(25.11)	—

Total distributions	(11.05)	(15.21)	(16.38)		(30.78)	(4.59)		(11.07)	(15.23)	(16.47)		(30.78)	(4.68)

Net asset value, end of period	$17.21	$25.79	$41.13		$53.91	$71.91		$17.30	$25.87	$41.22		$53.91	$71.91

Total Return(c)	13.69%	(0.03)%	8.19%		23.87%	(10.39)%		13.77%	0.02%	8.46%		23.87%	(10.40)%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$46,596	$69,834	$120,397		$173,619	$337,524		$173,702	$259,723	$418,686		$614,415	$720,731
Net expenses to average daily net assets(d)	0.21%	0.20%	0.20	%(e)	0.21%	0.26	%(e)	0.11%	0.11%	0.11	%(e)	0.12%	0.16	%(e)
Net investment income (loss) to average daily net assets(b)	0.98%	1.18%	1.25%		1.37%	4.43%		1.08%	1.29%	1.33%		1.43%	5.02%
Portfolio turnover rate	12%	13%	8%		30%	68%		12%	13%	8%		30%	68%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.10%	0.09%	0.08%		0.07%	0.02%		0.10%	0.09%	0.08%		0.08%	0.02%
Redemption fees consisted of the following per share amounts:†	—	—	—		$0.00 (f)	$0.00	(f)	—	—	—		$0.00 (f)	$0.00	(f)

(a)	Per share amounts were adjusted to reflect a 1:9 reverse stock split effective January 17, 2012.
(b)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(c)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes redemption fees which are borne by the shareholder.
(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(e)	The net expense ratio does not include the effect of expense reductions (Note 2).
(f)	Redemption fees were less than $0.01 per share.
(g)	The per share amount is not in accordance with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
†	Calculated using average shares outstanding throughout the period.

118	See accompanying notes to the financial statements.

GMO Trust Funds

(A Series of GMO Trust)

Financial Highlights

(For a share outstanding throughout each period)

EMERGING COUNTRY DEBT FUND

	Class III Shares
	Year Ended February 28/29,
	2013		2012		2011		2010		2009
Net asset value, beginning of period	$9.59		$9.10		$8.47		$5.85		$10.06

Income (loss) from investment operations:
Net investment income (loss)†	0.77		0.84		1.03	(a)	0.52		0.54
Net realized and unrealized gain (loss)	0.82		0.58		0.81		2.70		(3.77)

Total from investment operations	1.59		1.42		1.84		3.22		(3.23)

Less distributions to shareholders:
From net investment income	(0.84)		(0.93)		(1.21)		(0.60)		(0.77)
From net realized gains	—		—		—		—		(0.21)

Total distributions	(0.84)		(0.93)		(1.21)		(0.60)		(0.98)

Net asset value, end of period	$10.34		$9.59		$9.10		$8.47		$5.85

Total Return(b)	17.04%		16.62%		22.23%		55.95%		(32.75)%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$427,339		$679,533		$564,570		$602,065		$535,194
Net operating expenses to average daily net assets(c)(d)	0.60%		0.64%		0.59%		0.58%		0.59%
Interest expense to average daily net assets	0.02	%(e)	0.08	%(e)	0.08	%(f)	0.11	%(f)	0.23	%(f)
Total net expenses to average daily net assets(c)(d)	0.62%		0.72%		0.67%		0.69%		0.82%
Net investment income (loss) to average daily net assets	7.75%		8.90%		11.09	%(g)	6.98%		6.36%
Portfolio turnover rate	36%		29%		21%		36%		38%
Fees and expenses reimbursed by the Manager to average daily net assets	0.00	%(i)	—		—		—		—
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.03		$0.01		$0.02		$0.05		$0.00	(h)
(a)	Includes income per share of $0.40 as a result of the Fund’s participation in sovereign debt exchanges during the period. Excluding this income, the Fund’s net investment income per share would have been $0.63.
(b)	Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing and redeeming Fund shares and assumes the effect of reinvested distributions.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	The net expense ratio does not include the effect of expense reductions (Note 2).
(e)	Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.
(f)	Interest expense incurred as a result of entering into reverse repurchase agreements and/or payables owed to Lehman Brothers in connection with the termination of derivative contracts in 2008 is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.
(g)	Includes income of 4.33% of average daily net assets as a result of the Fund’s participation in sovereign debt exchanges. Excluding this income, the Fund’s net investment income to average daily net assets would have been 6.76%.
(h)	Purchase premiums and redemption fees were less than $0.01 per share.
(i)	Ratio is less than 0.01%.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	119

GMO Trust Funds

(A Series of GMO Trust)

Financial Highlights

(For a share outstanding throughout each period)

EMERGING COUNTRY DEBT FUND (continued)

	Class IV Shares
	Year Ended February 28/29,
	2013		2012		2011		2010		2009
Net asset value, beginning of period	$9.58		$9.09		$8.47		$5.85		$10.06

Income (loss) from investment operations:
Net investment income (loss)†	0.79		0.84		1.05	(a)	0.53		0.53
Net realized and unrealized gain (loss)	0.81		0.59		0.78		2.69		(3.76)

Total from investment operations	1.60		1.43		1.83		3.22		(3.23)

Less distributions to shareholders:
From net investment income	(0.85)		(0.94)		(1.21)		(0.60)		(0.77)
From net realized gains	—		—		—		—		(0.21)

Total distributions	(0.85)		(0.94)		(1.21)		(0.60)		(0.98)

Net asset value, end of period	$10.33		$9.58		$9.09		$8.47		$5.85

Total Return(b)	17.14%		16.69%		22.19%		56.02%		(32.66)%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,908,041		$1,117,850		$1,122,409		$1,287,496		$1,291,258
Net operating expenses to average daily net assets(c)(d)	0.55%		0.59%		0.54%		0.53%		0.54%
Interest expense to average daily net assets	0.02	%(e)	0.08	%(e)	0.07	%(f)	0.11	%(f)	0.23	%(f)
Total net expenses to average daily net assets(c)(d)	0.57%		0.67%		0.61%		0.64%		0.77%
Net investment income (loss) to average daily net assets	7.84%		8.95%		11.37	%(g)	7.03%		6.46%
Portfolio turnover rate	36%		29%		21%		36%		38%
Fees and expenses reimbursed by the Manager to average daily net assets	0.00	%(i)	—		—		—		—
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.03		$0.01		$0.02		$0.04		$0.00	(h)
(a)	Includes income per share of $0.41 as a result of the Fund’s participation in sovereign debt exchanges during the period. Excluding this income, the Fund’s net investment income per share would have been $0.64.
(b)	Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing and redeeming Fund shares and assumes the effect of reinvested distributions.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	The net expense ratio does not include the effect of expense reductions (Note 2).
(e)	Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.
(f)	Interest expense incurred as a result of entering into reverse repurchase agreements and/or payables owed to Lehman Brothers in connection with the termination of derivative contracts in 2008 is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.
(g)	Includes income of 4.43% of average daily net assets as a result of the Fund’s participation in sovereign debt exchanges. Excluding this income, the Fund’s net investment income to average daily net assets would have been 6.94%.
(h)	Purchase premiums and redemption fees were less than $0.01 per share.
(i)	Ratio is less than 0.01%.
†	Calculated using average shares outstanding throughout the period.

120	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

GLOBAL BOND FUND

	Class III Shares
	Year Ended February 28, 2013
	2013	2012	2011	2010		2009
Net asset value, beginning of period	$8.11	$7.91	$7.58	$6.33		$8.70

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.11	0.11	0.12	0.10		0.25
Net realized and unrealized gain (loss)	0.27	0.55	0.82	1.66		(2.11)

Total from investment operations	0.38	0.66	0.94	1.76		(1.86)

Less distributions to shareholders:
From net investment income	(0.12)	(0.46)	(0.61)	(0.51)		(0.51)

Total distributions	(0.12)	(0.46)	(0.61)	(0.51)		(0.51)

Net asset value, end of period	$8.37	$8.11	$7.91	$7.58		$6.33

Total Return(b)	4.72%	8.57%	12.84%	28.99%		(22.77)%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$165,337	$163,213	$209,891	$213,875		$261,706
Net operating expenses to average daily net assets(c)(d)	0.39%	0.39%	0.38%	0.38%		0.39%
Interest expense to average daily net assets(e)	—	—	0.01%	0.00	%(f)	—
Total net expenses to average daily net assets(c)(d)	0.39%	0.39%	0.39%	0.38%		0.39%
Net investment income (loss) to average daily net assets(a)	1.29%	1.39%	1.50%	1.37%		3.24%
Portfolio turnover rate	42%	38%	45%	31%		35%
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:	0.10%	0.09%	0.07%	0.04%		0.03%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	—	—	—	$0.01		$0.00 (g)
(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	The net expense ratio does not include the effect of expense reductions (Note 2).
(e)	Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.
(f)	Interest expense was less than 0.01% to average daily net assets.
(g)	Redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	121

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

INTERNATIONAL BOND FUND

	Class III Shares
	Year Ended February 28/29,
	2013		2012		2011		2010		2009
Net asset value, beginning of period	$6.79		$7.11		$6.59		$6.17		$9.51

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.08		0.10		0.10		0.09		0.19
Net realized and unrealized gain (loss)	0.13		0.33		0.77		1.65		(2.32)

Total from investment operations	0.21		0.43		0.87		1.74		(2.13)

Less distributions to shareholders:
From net investment income	(0.16)		(0.75)		(0.35)		(1.32)		(1.21)

Total distributions	(0.16)		(0.75)		(0.35)		(1.32)		(1.21)

Net asset value, end of period	$6.84		$6.79		$7.11		$6.59		$6.17

Total Return(b)	3.21%		6.37%		13.36%		29.54%		(24.52)%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$70,949		$69,945		$108,684		$209,150		$211,764
Net operating expenses to average daily net assets(c)	0.40	%(d)	0.39%		0.39	%(d)	0.38	%(d)	0.39%
Interest expense to average daily net assets(e)	0.00	%(f)	0.00	%(f)	0.00	%(f)	0.00	%(f)	—
Total net expenses to average daily net assets(c)	0.40%		0.39%		0.39	%(d)	0.38	%(d)	0.39%
Net investment income (loss) to average daily net assets(a)	1.18%		1.39%		1.45%		1.32%		2.20%
Portfolio turnover rate	21%		43%		46%		29%		47%
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:(g)	0.28%		0.24%		0.16%		0.12%		0.09%
Redemption fees consisted of the following per share amounts:†	—		—		—		$0.00	(h)	$0.01
(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	The net expense ratio does not include the effect of expense reductions (Note 2).
(e)	Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.
(f)	Interest expense was less than 0.01% to average daily net assets.
(g)	Ratios include reimbursement of direct operating expenses and waiver of expenses indirectly incurred through investment in the underlying funds (See Note 5).
(h)	Redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.

122	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

SHORT-DURATION COLLATERAL FUND

	Shares
	Year Ended February 28/29,
	2013		2012		2011		2010		2009
Net asset value, beginning of period	$5.96		$10.38		$14.98		$17.10		$24.03

Income (loss) from investment operations:
Net investment income (loss)†	0.06		0.12		0.19		0.26		0.76
Net realized and unrealized gain (loss)	0.64		(0.15)		0.91		3.40		(4.41)

Total from investment operations	0.70		(0.03)		1.10		3.66		(3.65)

Less distributions to shareholders:
From net investment income	(0.04)		(0.10)		(0.18)		(0.24)		(1.06)
From return of capital	(2.72)		(4.29)		(5.52)		(5.54)		(2.22)

Total distributions	(2.76)		(4.39)		(5.70)		(5.78)		(3.28)

Net asset value, end of period	$3.90		$5.96		$10.38		$14.98		$17.10

Total Return(a)	16.87%		0.13%		9.30%		25.58%		(15.97)%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$770,272		$1,161,213		$2,053,584		$3,189,414		$3,676,748
Net operating expenses to average daily net assets(b)(c)	0.00%		0.00%		0.00%		0.00%		0.00%
Interest expense to average daily net assets	—		—		0.01	%(d)	0.01	%(d)	—
Total net expenses to average daily net assets	0.00	%(c)(e)	0.00	%(c)(e)	0.01	%(c)	0.01	%(c)	0.00	%(c)(e)
Net investment income (loss) to average daily net assets	1.23%		1.50%		1.52%		1.60%		3.46%
Portfolio turnover rate	0%		0%		0%		0%		16%
Fees and expenses reimbursed by the Manager to average daily net assets	0.02%		0.02%		0.02%		0.02%		0.02%
Redemption fees consisted of the following per share amounts:†	—		—		—		—		$0.02
(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes redemption fees which are borne by the shareholder, if any.
(b)	Net operating expenses were less than 0.01% to average daily net assets.
(c)	The net expense ratio does not include the effect of expense reductions (Note 2).
(d)	Interest expense incurred as a result of entering into reverse repurchase agreements and/or payables owed to Lehman Brothers in connection with the termination of derivative contracts in 2008 is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.
(e)	Total net expenses were less than 0.01% to average daily net assets.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	123

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

SHORT-DURATION COLLATERAL SHARE FUND

	Class III Shares
	Year Ended February 28/29,
	2013	2012	2011	2010		2009
Net asset value, beginning of period	$18.42	$18.65	$17.27	$17.08		$23.39
Income (loss) from investment operations:
Net investment income (loss)(a)†	0.17	0.18	0.22	0.21		1.17
Net realized and unrealized gain (loss)	2.88	(0.20)	1.34	3.47		(4.92)

Total from investment operations	3.05	(0.02)	1.56	3.68		(3.75)

Less distributions to shareholders:
From net investment income	(0.17)	(0.21)	(0.18)	(0.22)		(0.81)
Return of capital	—	—	—	(3.27)		(1.75)

Total distributions	(0.17)	(0.21)	(0.18)	(3.49)		(2.56)

Net asset value, end of period	$21.30	$18.42	$18.65	$17.27		$17.08

Total Return(b)	16.64%	(0.07)%	9.08%	25.13%		(15.90)%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$38,013	$33,066	$34,959	$33,744		$26,878
Net expenses to average daily net assets(c)	0.20%	0.20%	0.20%	0.20	%(d)	0.20%
Net investment income (loss) to average daily net assets(a)	0.86%	0.98%	1.22%	1.28%		5.47%
Portfolio turnover rate	2%	6%	5%	2%		18%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.09%	0.13%	0.16%	0.20%		0.17%
Redemption fees consisted of the following per share amounts (Note 2):†	—	—	—	$0.00	(e)	$0.01
(a)	Net investment income is affected by the timing of the declaration of dividends by GMO Short-Duration Collateral Fund.
(b)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares.
(c)	Net expenses exclude expenses incurred indirectly through investment in Short-Duration Collateral Fund.
(d)	The net expense ratio does not include the effect of expense reductions (Note 2).
(e)	Redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.

124	See accompanying notes to the financial statements.

GMO Trust Funds

(A Series of GMO Trust)

Consolidated Financial Highlights

(For a share outstanding throughout each period)

SPECIAL PURPOSE HOLDING FUND

	Core Shares
	Year Ended February 28/29
	2013		2012		2011		2010(a)		2009
Net asset value, beginning of period	$0.49		$0.50		$0.55		$0.73		$1.26

Income (loss) from investment operations:
Net investment income (loss)†	(0.16)		(0.11)		(0.05)		(0.18)		0.00 (b)
Net realized and unrealized gain (loss)	0.22		0.10		—		—		1.73

Total from investment operations	0.06		(0.01)		(0.05)		(0.18)		1.73

Less distributions to shareholders:
From cash distributions	—		—		—		—		(2.26)

Total distributions	—		—		—		—		(2.26)

Net asset value, end of period	$0.55		$0.49		$0.50		$0.55		$0.73

Total Return(c)(d)	12.24%		(2.00)%		(9.09)%		(24.66)%		137.67%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$286		$273		$278		$307		$407
Net expenses to average daily net assets	25.37	%(e)	35.01	%(e)	10.18	%(e)	27.55	%(e)	0.81%
Net investment income (loss) to average daily net assets	(25.26)%		(24.77)%		(10.03)%		(27.38)%		0.25%
Portfolio turnover rate	0%		0%		0%		0%		0%
Fees and expenses reimbursed by the Manager to average daily net assets:	28.60%		43.53%		35.58%		25.66%		15.56%
(a)	For the year ended February 28, 2010, the Fund’s financial results reflect a legal expense adjustment related to pending litigation against various entities related to the default of the NPF Securities (Note 2).
(b)	Net investment income (loss) was less than $0.01 per share.
(c)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.
(d)	Had the effect of reinvested distributions not been assumed and income from investment operations been retained, the total returns would have been 0.07% (0.01)%, (0.05)%, (0.20)%, and 1.93% for the fiscal years ended 2013, 2012, 2011, 2010, and 2009, respectively.
(e)	The net expense ratio does not include the effect of expense reductions (Note 2).
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	125

GMO Trust Funds

(A Series of GMO Trust)

Financial Highlights

(For a share outstanding throughout each period)

STRATEGIC FIXED INCOME FUND

	Class III Shares									Class VI Shares
	Year Ended February 28/29,									Year Ended February 28/29,
	2013		2012		2011		2010	2009		2013		2012		2011		2010	2009
Net asset value, beginning of period	$16.40		$15.39		$15.51		$17.37	$23.60		$16.40		$15.38		$15.49		$17.35	$23.57

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.05		0.08		0.17		0.16	0.71		0.07		0.09		0.15		0.17	0.68
Net realized and unrealized gain (loss)	1.39		1.85		0.54		3.78	(5.70)		1.39		1.86		0.57		3.77	(5.64)

Total from investment operations	1.44		1.93		0.71		3.94	(4.99)		1.46		1.95		0.72		3.94	(4.96)

Less distributions to shareholders:
From net investment income	(1.42)		(0.92)		(0.46)		(0.27)	(1.24)		(1.43)		(0.93)		(0.46)		(0.29)	(1.26)
Return of capital	—		—		(0.37)		(5.53)	—		—		—		(0.37)		(5.51)	—

Total distributions	(1.42)		(0.92)		(0.83)		(5.80)	(1.24)		(1.43)		(0.93)		(0.83)		(5.80)	(1.26)

Net asset value, end of period	$16.42		$16.40		$15.39		$15.51	$17.37		$16.43		$16.40		$15.38		$15.49	$17.35

Total Return(b)	9.14%		12.60%		4.76%		27.97%	(21.20)%		9.26%		12.77%		4.84%		28.00%	(21.09)%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$134,724		$79,215		$77,084		$139,571	$227,453		$1,682,634		$2,405,821		$2,476,073		$2,005,889	$2,246,197
Net expenses to average daily net assets(d)	0.38	%(c)	0.39	%(c)	0.39	%(c)	0.39%	0.40	%(c)	0.29	%(c)	0.29	%(c)	0.29	%(c)	0.30%	0.30	%(c)
Net investment income (loss) to average daily net assets(a)	0.30%		0.51%		1.09%		1.01%	3.32%		0.43%		0.58%		1.00%		1.05%	3.14%
Portfolio turnover rate	32%		30%		19%		35%	70%		32%		30%		19%		35%	70%
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:	0.04%		0.04%		0.04%		0.03%	0.03%		0.04%		0.04%		0.04%		0.03%	0.03%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.02		$0.00	(e)	—		$0.00 (e)	$0.02		$0.02		$0.00	(e)	—		$0.00 (e)	$0.02

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.
(c)	The net expense ratio does not include the effect of expense reductions (Note 2).
(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(e)	Purchase premiums and redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.

126	See accompanying notes to the financial statements.

GMO Trust Funds

(A Series of GMO Trust)

Financial Highlights

(For a share outstanding throughout the period)

U.S. TREASURY FUND

	Core Shares
	Year Ended February 28/29,						Period from March 17, 2009 (commencement of operations) through February 28, 2010
	2013		2012		2011
Net asset value, beginning of period	$25.00		$25.00		$25.00		$25.00

Income (loss) from investment operations:
Net investment income (loss)†	0.03		0.01		0.03		0.04
Net realized and unrealized gain (loss)	0.00	(a)	0.01		0.00	(a)	0.02

Total from investment operations	0.03		0.02		0.03		0.06

Less distributions to shareholders:
From net investment income	(0.03)		(0.01)		(0.03)		(0.05)
From net realized gains	—		(0.01)		(0.00	)(b)	(0.01)

Total distributions	(0.03)		(0.02)		(0.03)		(0.06)

Net asset value, end of period	$25.00		$25.00		$25.00		$25.00

Total Return(c)	0.11%		0.07%		0.15%		0.25	%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,912,203		$2,056,342		$1,814,553		$546,076
Net expenses to average daily net assets(d)	0.00	%(e)	0.00	%(e)	0.00%		0.00	%*
Net investment income (loss) to average daily net assets	0.10%		0.04%		0.13%		0.18	%*
Portfolio turnover rate(f)	0%		0%		0%		0	%**
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets	0.10%		0.10%		0.11%		0.12	%*
(a)	Net realized and unrealized gain (loss) was less than $0.01 per share.
(b)	Distributions from net realized gains were less than $0.01 per share.
(c)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assume the effect of reinvested distribution. Without the waivers, total returns would have been 0.03%, (0.01%), 0.07% and 0.17%, respectively for the fiscal year and/or period ended February 28, 2013, February 29, 2012, February 28, 2011 and February 28, 2010.
(d)	Total net expenses were less than 0.01% to average daily net assets.
(e)	The net expense ratio does not include the effect of expense reductions (Note 2).
(f)	Portfolio turnover rate calculation excludes short-term investments.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

See accompanying notes to the financial statements.	127

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

WORLD OPPORTUNITY OVERLAY FUND

	Core Shares
	Year Ended February 28/29,
	2013		2012		2011		2010		2009
Net asset value, beginning of period	$24.00		$22.68		$21.30		$18.35		$25.68

Income (loss) from investment operations:
Net investment income (loss)†	0.32		0.37		0.37		0.39		0.76
Net realized and unrealized gain (loss)	1.36		0.95		1.01		4.24		(8.09)

Total from investment operations	1.68		1.32		1.38		4.63		(7.33)

Less distributions to shareholders:
From cash distributions	—		—		—		(1.68)		—

Total distributions	—		—		—		(1.68)		—

Net asset value, end of period	$25.68		$24.00		$22.68		$21.30		$18.35

Total Return(a)	7.00%		5.82%		6.48%		27.20%		(28.54)%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$691,486		$855,176		$850,192		$925,796		$790,480
Net operating expenses to average daily net assets(b)	0.00	%(c)	0.00	%(c)	0.00	%(c)	0.00	%(c)	0.00%
Interest expense to average daily net assets	0.04	%(d)	0.03	%(d)	0.03	%(e)	0.05	%(e)	—
Total net expenses to average daily net assets	0.04	%(c)	0.03	%(c)	0.03	%(c)	0.05	%(c)	0.00	%(b)
Net investment income (loss) to average daily net assets	1.30%		1.59%		1.69%		1.98%		3.19%
Portfolio turnover rate	8%		46%		36%		55%		59%
Fees and expenses reimbursed by the Manager to average daily net assets	0.04%		0.04%		0.04%		0.04%		0.04%
Redemption fees consisted of the following per share amounts:†	—		—		—		$0.00	(f)	$0.01
(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown. Calculation excludes redemption fees which are borne by the shareholder.
(b)	Ratio is less than 0.01%.
(c)	The net expense ratio does not include the effect of expense reductions (Note 2).
(d)	Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.
(e)	Interest expense incurred as a result of entering into reverse repurchase agreements and/or payables owed to Lehman Brothers in connection with the termination of derivative contracts in 2008 is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.
(f)	There were no redemption fees during the period.
†	Calculated using average shares outstanding throughout the period.

128	See accompanying notes to the financial statements.

GMO Trust Funds

Notes to Financial Statements

February 28, 2013

1.	Organization

Each of GMO Asset Allocation Bond Fund, Core Plus Bond Fund, Currency Hedged International Bond Fund, Debt Opportunities Fund, Domestic Bond Fund, Emerging Country Debt Fund, Global Bond Fund, International Bond Fund, Short-Duration Collateral Fund, Short-Duration Collateral Share Fund, Special Purpose Holding Fund, Strategic Fixed Income Fund, U.S. Treasury Fund, and World Opportunity Overlay Fund (each a “Fund” and collectively the “Funds”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (Funds) and to subdivide Funds into classes. The Funds are advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”).

For cash management purposes, the Funds may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

Many of the Funds invest in other GMO Funds (“underlying funds”). In particular, pursuant to an exemptive order granted by the Securities and Exchange Commission (“SEC”), many of the Funds have invested a substantial portion of their assets in Short-Duration Collateral Fund (“SDCF”) and also may invest in Emerging Country Debt Fund (“ECDF”), World Opportunity Overlay Fund (“Overlay Fund”), Debt Opportunities Fund and U.S. Treasury Fund. The financial statements of the underlying funds should be read in conjunction with the Funds’ financial statements. As of February 28, 2013, shares of SDCF, Special Purpose Holding Fund (“SPHF”) and World Opportunity Overlay Fund were not publicly offered for sale. Currently, shares of Debt Opportunities Fund are not publicly offered and are principally available for purchase by other GMO Funds and certain other accredited investors.

The following table provides information about the Funds’ investment objectives and benchmarks (if any):

Fund Name	Benchmark	Investment Objective
Asset Allocation Bond Fund	Citigroup 3-Month Treasury Bill Index	Total return in excess of benchmark
Core Plus Bond Fund	Barclays U.S. Aggregate Index	Total return in excess of benchmark
Currency Hedged International Bond Fund	J.P. Morgan GBI Global ex Japan ex U.S. (Hedged)	Total return in excess of benchmark
Debt Opportunities Fund	Not Applicable	Positive total return
Domestic Bond Fund	Barclays U.S. Government Index	Total return in excess of benchmark
Emerging Country Debt Fund	J.P. Morgan EMBI Global	Total return in excess of benchmark
Global Bond Fund	J.P. Morgan GBI Global	Total return in excess of benchmark
International Bond Fund	J.P. Morgan GBI Global ex U.S.	Total return in excess of benchmark
Short-Duration Collateral Fund	J.P. Morgan U.S. 3 Month Cash Index	Total return comparable to benchmark
Short-Duration Collateral Share Fund	J.P. Morgan U.S. 3 Month Cash Index	Total return comparable to benchmark
Special Purpose Holding Fund	Not Applicable	Total return
Strategic Fixed Income Fund	J.P. Morgan U.S. 3 Month Cash Index	Total return in excess of benchmark
U.S. Treasury Fund	Not Applicable	Liquidity and safety of principal with current income as a secondary objective
World Opportunity Overlay Fund	J.P. Morgan U.S. 3 Month Cash Index	Total return greater than benchmark

Domestic Bond Fund, Short-Duration Collateral Fund, Short-Duration Collateral Share Fund and Special Purpose Holding Fund currently limit subscriptions.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Funds in preparing these financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Funds are maintained in U.S. Dollars.

129

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

Basis of Presentation and Principles of Consolidation: Special Purpose Holding Fund

The accompanying consolidated financial statements for SPHF include the accounts of its majority owned investments in SPV I, LLC (“SPV”). The consolidated financial statements include 100% of the assets and liabilities of SPV and the ownership interests of participants in SPV other than SPHF are recorded as a noncontrolling interest. All interfund accounts and transactions have been eliminated in consolidation.

Portfolio valuation

Typically, the Funds and the underlying funds value debt instruments based on the most recent quoted price supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices may be available for securities held by the Funds and the underlying funds, those alternative sources are not typically part of the valuation process and do not necessarily provide greater certainty about the prices used by the Funds and the underlying funds. See the table below for information about securities for which no alternative pricing source was available. In the case of non-emerging market debt instruments with a remaining maturity of sixty days or less, the instrument may be valued at amortized cost which approximates market value, if the issuer is deemed to represent minimal credit risk.

Exchange-traded securities (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. Unlisted securities (including debt instruments) for which market quotations are readily available are valued at the most recent quoted price. Shares of the underlying funds and other open-end registered investment companies are valued at their most recent net asset value. If quotations are not readily available or circumstances make an existing valuation methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in pricing, and in particular fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See the table below for information about securities and derivatives, if any, that were fair valued using methods determined in good faith by or at the direction of the Trustees. The Funds and/or the underlying funds classify such securities as Level 3 (levels defined below). For the year ended February 28, 2013, the Funds did not reduce the value of any of their over-the-counter (“OTC”) derivatives contracts based on the creditworthiness of their counterparties. See Note 4 “Derivative financial instruments” for a further discussion on valuation of derivatives.

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security. If an updated quote for a debt instrument is not available by the time that the Funds calculate their net asset value on any business day, the Funds will generally use a quoted price from a prior day to value that security.

As discussed above, certain of the Funds and underlying funds invest in securities and/or derivatives which may have been fair valued using methods determined in good faith by or at the direction of the Trustees or which may have been valued using prices for which no alternative pricing source was available.

The net aggregate direct and/or indirect exposure to these valuation methodologies (based on each Fund’s net assets) as of February 28, 2013, is as follows:

Securities

Fund Name	Fair valued using methods determined in good faith by or at the direction of the Trustees	Single source; no alternative pricing source was available
Asset Allocation Bond Fund	—	—
Core Plus Bond Fund	1.1%	5.6%
Currency Hedged International Bond Fund	1.2%	2.4%
Debt Opportunities Fund	0.2%	3.0%
Domestic Bond Fund	3.4%	9.1%
Emerging Country Debt Fund	2.9%	4.6%

130

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

Fund Name	Fair valued using methods determined in good faith by or at the direction of the Trustees		Single source; no alternative pricing source was available
Global Bond Fund	1.4%		2.9%
International Bond Fund	1.5%		3.2%
Short-Duration Collateral Fund	4.2%		11.3%
Short-Duration Collateral Share Fund	4.2%		11.3%
Consolidated Special Purpose Holding Fund	0.0%	*	—
Strategic Fixed Income Fund	1.6%		3.3%
U.S. Treasury Fund	—		—
World Opportunity Overlay Fund	2.1%		2.4%

*	Represents the interest in securities that are defaulted and were determined to have a fair value of zero at February 28, 2013.

U.S. GAAP requires the Funds to disclose the fair value of their investments in a three-level hierarchy (Levels 1, 2 and 3). The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Funds’ investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the fair value hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between levels.

U.S. GAAP requires additional disclosures about fair value measurements for material Level 3 securities and derivatives, if any (determined by each category of asset or liability as compared to a Fund’s total net assets separately identified in the “Valuation Inputs” table below). At February 28, 2013, certain Funds directly held material Level 3 investments in asset-backed securities (Debt Opportunities Fund, Emerging Country Debt Fund, Short-Duration Collateral Fund and World Opportunity Overlay Fund), foreign government debt obligations (Emerging Country Debt Fund) and loans (Emerging Country Debt Fund). Each Fund values these investments using unadjusted prices supplied by a third party pricing source (e.g., broker quotes) as described in the Portfolio Valuation note. Additionally, Short-Duration Collateral Fund held material Level 3 U.S. government agency debt obligations subject to this standard. See the “Additional Level 3 information” table below for further information regarding the valuation techniques and unobservable inputs used to measure the fair value of these instruments. Other than as described in this paragraph, there were no other Funds with classes of investments or derivatives with direct material Level 3 holdings.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities, certain U.S. government obligations with a remaining maturity of greater than 60 days, derivatives actively traded on a national securities exchange (such as some futures and options), and shares of open-end mutual funds (even if their investments are valued using Level 2 or Level 3 inputs).

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

The types of assets and liabilities categorized in Level 2 generally include debt securities such as U.S. government securities with a remaining maturity of less than 60 days valued at amortized cost; certain U.S. government agency securities, mortgage-backed securities, asset-backed securities, certain sovereign debt obligations, and corporate bonds valued using broker quotes; certain OTC derivatives such as swaps, options, swaptions, and forward currency contracts valued using industry standard models; and certain restricted securities valued at the most recent available market or quoted price.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

The types of assets and liabilities categorized in Level 3 generally include, but are not limited to, certain debt securities (such as asset-backed, mortgage-backed, loans and sovereign debt) even though they are valued using broker quotes; certain debt securities and derivatives adjusted by a specified discount for liquidity or other considerations; certain sovereign debt securities valued using comparable securities issued by the

131

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

sovereign adjusted by a specified spread; certain derivatives valued using third party valuation services; securities whose trading has been suspended or that have been de-listed from their current primary trading exchange valued at the most recent available market or quoted price; securities in default or bankruptcy proceedings for which there is no current market quotation valued at the most recent available market or quoted price; potential litigation recoveries and interests related to bankruptcy proceedings; and third-party investment funds where valuations are provided by fund sponsors and which are adjusted for liquidity considerations as well as the timing of the receipt of information.

The following is a summary of the respective levels assigned to the Funds’ direct securities and derivatives, if any, as of February 28, 2013:

Valuation Inputs as of February 28, 2013

Description	Level 1	Level 2	Level 3	Total
Asset Allocation Bond Fund
Asset Valuation Inputs
Debt Obligations
U.S. Government	$178,038,670	$—	$—	$178,038,670

TOTAL DEBT OBLIGATIONS	178,038,670	—	—	178,038,670

Mutual Funds	500,127	—	—	500,127
Short-term Investments	613,517	—	—	613,517

Total Investments	179,152,314	—	—	179,152,314

Total	$179,152,314	$—	$—	$179,152,314

Core Plus Bond Fund
Asset Valuation Inputs
Debt Obligations
Asset-Backed Securities	$—	$21,155	$4,921,731	$4,942,886
Foreign Government Obligations	—	8,140,299	—	8,140,299
U.S. Government	75,750,775	18,490,342	—	94,241,117
U.S. Government Agency	—	31,725,000	—	31,725,000

TOTAL DEBT OBLIGATIONS	75,750,775	58,376,796	4,921,731	139,049,302

Mutual Funds	131,133,974	50,683	—	131,184,657
Short-Term Investments	2,138,261	—	—	2,138,261

Total Investments	209,023,010	58,427,479	4,921,731	272,372,220

Derivatives*
Forward Currency Contracts
Foreign Currency Risk	—	1,283,004	—	1,283,004
Futures Contracts
Interest Rate Risk	589,932	—	—	589,932

Total	$209,612,942	$59,710,483	$4,921,731	$274,245,156

Liability Valuation Inputs
Derivatives*
Forward Currency Contracts
Foreign currency risk	$—	$(1,462,233)	$—	$(1,462,233)
Futures Contracts
Interest rate risk	(802,781)	—	—	(802,781)
Swap Agreements
Credit Risk	—	(1,618,804)	—	(1,618,804)
Interest Rate Risk	—	(281,132)	—	(281,132)

Total	$(802,781)	$(3,362,169)	$—	$(4,164,950)

132

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

Description	Level 1	Level 2	Level 3	Total
Currency Hedged International Bond Fund
Asset Valuation Inputs
Debt Obligations
U.S. Government	$—	$3,829,361	$—	$3,829,361
Foreign Government Obligations	—	28,285,188	—	28,285,188

TOTAL DEBT OBLIGATIONS	—	32,114,549	—	32,114,549

Mutual Funds	35,692,915	2,968	—	35,695,883
Short-term Investments	1,349,786	—	—	1,349,786

Total Investments	37,042,701	32,117,517	—	69,160,218

Derivatives*
Forward Currency Contracts
Foreign currency risk	—	736,716	—	736,716
Futures Contracts
Interest rate risk	190,941	—	—	190,941

Total	$37,233,642	$32,854,233	$—	$70,087,875

Liability Valuation Inputs
Derivatives*
Forward Currency Contracts
Foreign currency risk	$—	$(431,988)	$—	$(431,988)
Futures Contracts
Interest rate risk	(191,347)	—	—	(191,347)
Swap Agreements
Credit risk	—	(82,027)	—	(82,027)
Interest rate risk	—	(89,868)	—	(89,868)

Total	$(191,347)	$(603,883)	$—	$(795,230)

Debt Opportunities Fund
Asset Valuation Inputs
Debt Obligations
Asset-backed Securities	$—	$23,562,085	$708,648,766	$732,210,851
U.S. Government Agency	—	218,400	1,203,773	1,422,173

TOTAL DEBT OBLIGATIONS	—	23,780,485	709,852,539	733,633,024

Mutual Funds	28,007,742	—	—	28,007,742

Short-Term Investments	43,857,896	5,998,808	—	49,856,704

Total Investments	71,865,638	29,779,293	709,852,539	811,497,470

Total	$71,865,638	$29,779,293	$709,852,539	$811,497,470

Domestic Bond Fund
Asset Valuation Inputs
Debt Obligations
U.S. Government	$—	$26,586,704	$—	$26,586,704

TOTAL DEBT OBLIGATIONS	—	26,586,704	—	26,586,704

Mutual Funds	178,121,986	801	—	178,122,787
Short-term Investments	15,621,393	—	—	15,621,393

Total Investments	193,743,379	26,587,505	—	220,330,884

Total	$193,743,379	$26,587,505	$—	$220,330,884

133

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

Description	Level 1	Level 2	Level 3	Total
Domestic Bond Fund (continued)
Liability Valuation Inputs
Derivatives*
Swap Agreements
Credit risk	$—	$(17,101)	$—	$(17,101)

Total	$—	$(17,101)	$—	$(17,101)

Emerging Country Debt Fund
Asset Valuation Inputs
Debt Obligations
Asset-Backed Securities	$—	$1,332,006	$78,333,335	$79,665,341
Corporate Debt	—	128,298,820	—	128,298,820
Foreign Government Agency	—	503,332,397	23,627,005	526,959,402
Foreign Government Obligations	—	986,120,313	129,375,029	1,115,495,342
Judgments	—	—	28,800,000	28,800,000
U.S. Government	46,562,500	47,593,484	—	94,155,984

TOTAL DEBT OBLIGATIONS	46,562,500	1,666,677,020	260,135,369	1,973,374,889

Loan Assignments	—	—	24,325,626	24,325,626
Loan Participations	—	—	68,578,286	68,578,286
Mutual Funds	54,423,473	11,561	—	54,435,034
Rights/Warrants	—	—	11,013,004	11,013,004
Short-Term Investments	44,148,043	140,011,054	—	184,159,097

Total Investments	145,134,016	1,806,699,635	364,052,285	2,315,885,936

Derivatives*
Forward Currency Contracts
Foreign currency risk	—	4,734,706	—	4,734,706
Swap Agreements
Credit risk	—	43,310,122	0 **	43,310,122
Interest rate risk	—	158,272	—	158,272
Options
Credit risk	—	—	191,864	191,864

Total	$145,134,016	$1,854,902,735	$364,244,149	$2,364,280,900

Liability Valuation Inputs
Derivatives*
Forward Currency Contracts
Foreign currency risk	$—	$(483,926)	$—	$(483,926)
Swap Agreements
Credit risk	—	(42,717,022)	—	(42,717,022)
Options
Credit risk	—	—	(711,170)	(711,170)

Total	$—	$(43,200,948)	$(711,170)	$(43,912,118)

Global Bond Fund
Asset Valuation Inputs
Debt Obligations
Foreign Government Obligations	$—	$31,313,301	$—	$31,313,301
U.S. Government	9,795,310	11,788,889	—	21,584,199

TOTAL DEBT OBLIGATIONS	9,795,310	43,102,190	—	52,897,500

Mutual Funds	109,931,625	24,753	—	109,956,378
Short-term Investments	3,408,115	—	—	3,408,115

Total Investments	123,135,050	43,126,943	—	166,261,993

134

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

Description	Level 1	Level 2	Level 3	Total
Global Bond Fund (continued)
Derivatives*
Forward Currency Contracts
Foreign currency risk	$—	$535,580	$—	$535,580
Futures Contracts
Interest rate risk	447,412	—	—	447,412

Total	$123,582,462	$43,662,523	$—	$167,244,985

Liability Valuation Inputs
Derivatives*
Forward Currency Contracts
Foreign currency risk	$—	$(1,615,200)	$—	$(1,615,200)
Futures Contracts
Interest rate risk	(228,782)	—	—	(228,782)
Swap Agreements
Credit risk	—	(123,040)	—	(123,040)
Interest rate risk	$—	$(201,240)	$—	$(201,240)

Total	$(228,782)	$(1,939,480)	$—	$(2,168,262)

International Bond Fund
Asset Valuation Inputs
Debt Obligations
U.S. Government	$—	$3,455,177	$—	$3,455,177
Foreign Government Obligations	—	22,537,104	—	22,537,104

TOTAL DEBT OBLIGATIONS	—	25,992,281	—	25,992,281

Mutual Funds	44,522,868	20,231	—	44,543,099
Short-term Investments	1,690,198	—	—	1,690,198

Total Investments	46,213,066	26,012,512	—	72,225,578

Derivatives*
Forward Currency Contracts
Foreign currency risk	—	253,341	—	253,341
Futures Contracts
Interest rate risk	266,466	—	—	266,466

Total	$46,479,532	$26,265,853	$—	$72,745,385

Liability Valuation Inputs
Derivatives*
Forward Currency Contracts
Foreign currency risk	$—	$(1,126,342)	$—	$(1,126,342)
Futures Contracts
Interest rate risk	(117,775)	—	—	(117,775)
Swap Agreements
Credit risk	—	(425,897)	—	(425,897)
Interest rate risk	—	(90,820)	—	(90,820)

Total	$(117,775)	$(1,643,059)	$—	$(1,760,834)

Short-Duration Collateral Fund
Asset Valuation Inputs
Debt Obligations
Asset-backed Securities	$—	$62,439,909	$662,203,439	$724,643,348
U.S. Government Agency	—	—	28,128,653	28,128,653

TOTAL DEBT OBLIGATIONS	—	62,439,909	690,332,092	752,772,001

135

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

Description	Level 1	Level 2	Level 3		Total
Short-Duration Collateral Fund (continued)
Short-Term Investments	$17,216,057	$—	$—		$17,216,057

Total Investments	17,216,057	62,439,909	690,332,092		769,988,058

Total	$17,216,057	$62,439,909	$690,332,092		$769,988,058

Short-Duration Collateral Share Fund
Asset Valuation Inputs
Mutual Funds	$38,038,518	$—	$—		$38,038,518
Short-Term Investments	5,426	—	—		5,426

Total Investments	38,043,944	—	—		38,043,944

Total	$38,043,944	$—	$—		$38,043,944

Consolidated Special Purpose Holding Fund
Asset Valuation Inputs
Debt Obligations	$—	$—	$0	***	$0 ***
Short-Term Investments	27,599	—	—		27,599

Total Investments	$27,599	$—	$0	***	$27,599

Total	$27,599	$—	$0	***	$27,599

Strategic Fixed Income Fund
Asset Valuation Inputs
Debt Obligations
U.S. Government	$328,297,722	$77,954,844	$—		$406,252,566

TOTAL DEBT OBLIGATIONS	328,297,722	77,954,844	—		406,252,566

Mutual Funds	1,338,555,432	—	—		1,338,555,432
Short-term Investments	64,325,515	—	—		64,325,515

Total Investments	1,731,178,669	77,954,844	—		1,809,133,513

Derivatives*
Forward Currency Contracts
Foreign currency risk	—	9,742,213	—		9,742,213
Futures Contracts
Interest rate risk	4,138,579	—	—		4,138,579
Swap Agreements
Interest rate risk	—	10,476,634	—		10,476,634

Total	$1,735,317,248	$98,173,691	$—		$1,833,490,939

Liability Valuation Inputs
Derivatives*
Forward Currency Contracts
Foreign currency risk	$—	$(11,111,033)	$—		$(11,111,033)
Futures Contracts
Interest rate risk	(6,189,412)	—	—		(6,189,412)
Swap Agreements
Interest rate risk	—	(2,359,663)	—		(2,359,663)

Total	$(6,189,412)	$(13,470,696)	$—		$(19,660,108)

U.S. Treasury Fund
Asset Valuation Inputs
Short-term Investments	$1,895,514,310	$1,016,830,663	$—		$2,912,344,973

Total Investments	1,895,514,310	1,016,830,663	—		2,912,344,973

Total	$1,895,514,310	$1,016,830,663	$—		$2,912,344,973

136

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

Description	Level 1	Level 2	Level 3	Total
World Opportunity Overlay Fund
Asset Valuation Inputs
Debt Obligations
Asset-Backed Securities	$—	$1,790,362	$158,075,294	$159,865,656
Foreign Government Obligations	—	44,844,002	—	44,844,002
U.S. Government	—	406,775,353	—	406,775,353
U.S. Government Agency	—	873,600	—	873,600

TOTAL DEBT OBLIGATIONS	—	454,283,317	158,075,294	612,358,611

Options Purchased	—	553,967	14,676,864	15,230,831
Short-term Investments	135,398,408	39,997,750	—	175,396,158

Total Investments	135,398,408	494,835,034	172,752,158	802,985,600

Derivatives*
Swap Agreements
Interest rate risk	—	7,525,975	—	7,525,975

Total	$135,398,408	$502,361,009	$172,752,158	$810,511,575

Liability Valuation Inputs
Derivatives*
Written Options
Foreign currency risk	$—	$(240,133)	$—	$(240,133)
Swap Agreements
Interest rate risk	—	(67,862,324)	—	(67,862,324)

Total	$—	$(68,102,457)	$—	$(68,102,457)

The risks referenced in the tables above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

*	The tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Funds’ net asset values than the uncertainties surrounding inputs for a non-derivative security with the same market value.
**	Represents the interest in derivatives that were determined to have a fair value of zero at February 28, 2013.
***	Represents the interest in securities that are defaulted and were determined to have a fair value of zero at February 28, 2013.

Additional Level 3 information

The following table presents additional information about valuation techniques and inputs used for securities and derivatives, if any, that are measured at fair value and categorized within Level 3 as of February 28, 2013.

Fund Name	Description	Fair Value at February 28, 2013	Valuation Technique(s)	Unobservable Input(s)	Resulting Range of Fair Value
Short-Duration Collateral Fund	U.S. Agency for International Development Floater Bonds (Support of Morocco, Peru and Tunisia)	$28,128,653	Current LIBOR yield curve is adjusted to reflect a liquidity discount	Liquidity Discount*	Possible impact to fair value due to range of liquidity discount: $27,267,835 to $28,974,773 or approximately 0.22% of Fund net assets.

*	The significant unobservable input used in the fair value measurement of Short-Duration Collateral Fund’s Agency for International Development Floater holdings (Support of Morocco, Peru and Tunisia) is the liquidity discount, expressed as a premium ranging from 75 – 175 basis points (currently 125 basis points) over the current yield curve. Increases (decreases) in this input would result in a lower (higher) fair value measurement.

137

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

The underlying funds held at year end are classified above as Level 1 or Level 2. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ summary of levels above.

For all Funds for the year ended February 28, 2013, there were no material transfers between Level 1 and Level 2.

The following is a reconciliation of securities and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 29, 2012	Purchases	Sales		Accrued Discounts/ Premiums	Total Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers into level 3*		Transfers out of level 3*		Balances as of February 28, 2013	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of February 28, 2013
Core Plus Bond Fund
Debt Obligations
Asset Backed Securities	$6,202,282	$—	$(2,393,673)		$408,189	$24,428	$388,005	$292,500	**	$—		$4,921,731	$538,864
U.S Government	10,046,306	—	(10,100,000)		303,333	—	(249,639)	—		—		—	—

Total	$16,248,588	$—	$(12,493,673)	#	$711,522	$24,428	$138,366	$292,500		$—		$4,921,731	$538,864

Debt Opportunities Fund
Debt Obligations
Asset-Backed Securities	$164,931,607	$593,725,075	$(98,609,272)		$13,228,497	$603,424	$31,488,620	$3,280,815	**	$—		$708,648,766	$31,682,368
U.S. Government Agency	1,433,967	—	(242,531)		12,965	—	(628)	—		—		1,203,773	(628)

Total	$166,365,574	$593,725,075	$(98,851,803)	##	$13,241,462	$603,424	$31,487,992	$3,280,815		$—		$709,852,539	$31,681,740

Emerging Country Debt Fund
Debt Obligations
Asset-Backed Securities	$86,409,729	$—	$(33,986,088)		$432,494	$(2,155,337)	$27,632,537	$—		$—		$78,333,335	$22,218,149
Foreign Government Agency	55,430,130	—	(18,077,213)		(4,354)	3,229,394	(3,742,154)	—		(13,208,798)	**	23,627,005	(1,549,306)
Foreign Government Obligations	172,025,076	5,637,365	(35,368,889)		5,057,498	3,751,519	12,289,146	6,350,782	**	(40,367,468)	**	129,375,029	14,370,837
Judgments	26,920,000	—	—		713,697	—	1,166,303	—		—		28,800,000	1,166,303

Total Debt Obligations	340,784,935	5,637,365	(87,432,190)		6,199,335	4,825,576	37,345,832	6,350,782		(53,576,266)		260,135,369	36,205,983

Loan Assignments	29,329,530	—	(4,548,025)		1,958,192	170,791	(2,584,862)	—		—		24,325,626	(2,584,862)
Loan Participations	96,063,470	—	(25,154,274)		6,027,248	(154,697)	(8,203,461)	—		—		68,578,286	(8,335,732)
Rights and/or Warrants	11,065,955	—	—		—	—	(52,951)	—		—		11,013,004	(52,951)

Total Investments	477,243,890	5,637,365	(117,134,489)	###	14,184,775	4,841,670	26,504,558	6,350,782		(53,576,266)		364,052,285	25,232,438
Derivatives
Swap Agreements	(1,978,787)	—	26,172,950		—	(26,172,950)	1,057,745	—		921,042	**	0***	—
Options	—	—	—		—	—	(519,306)	—		—		(519,306)	(519,306)

Total	$475,265,103	$5,637,365	$(90,961,539)		$14,184,775	$(21,331,280)	$1,208,131	$6,350,782		$(26,820,358)		$363,532,979	$24,713,132

138

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

	Balances as of February 29, 2012	Purchases	Sales		Accrued Discounts/ Premiums	Total Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers into level 3*		Transfers out of level 3*	Balances as of February 28, 2013	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of February 28, 2013
Short-Duration Collateral Fund
Debt Obligations
Asset-Backed Securities	$853,794,387	$—	$(340,747,991)		$1,018,600	$(5,440)	$123,380,228	$24,763,655	**	$—	$662,203,439	$121,938,473
U.S. Government Agency	30,604,118	—	(2,569,183)		44,758	(118)	49,078	—		—	28,128,653	49,078

Total	$884,398,505	$—	$(343,317,174)	####	$1,063,358	$(5,558)	$123,429,306	$24,763,655		$—	$690,332,092	$121,987,551

World Opportunity Overlay Fund
Debt Obligations
Asset-Backed
Securities	$188,075,008	$—	$(64,614,889)		$(42,858)	$(239)	$30,180,332	$4,477,940		$—	$158,075,294	$30,023,255
Options Purchased	—	—	—		—	—	—	14,676,864	**	—	14,676,864	—

Total	$188,075,008	$—	$(64,614,889)	#####	$(42,858)	$(239)	$30,180,332	$19,154,804		$—	$172,752,158	$30,023,255

*	The Funds account for securities and derivatives, if any, transferred into and out of Level 3 at the value at the end of the year.
**	Financial assets transferred between Level 2 and Level 3 were due to a change in observable and/or unobservable inputs.
***	Represents the interest in derivatives that were determined to have a fair value of zero at February 28, 2013.
#	Includes $1,971,779 of proceeds received from paydowns.
##	Includes $81,972,271 of proceeds received from paydowns.
###	Includes $33,160,601 of proceeds received from paydowns.
####	Includes $288,468,483 of proceeds received from paydowns.
#####	Includes $51,957,034 of proceeds received from paydowns.

The net aggregate direct and/or indirect exposure to investments in securities and derivative financial instruments using Level 3 inputs (based on the Funds’ net assets) as of February 28, 2013 were as follows.

Fund Name	Level 3 securities		Level 3 derivatives
Asset Allocation Bond Fund	—		—
Core Plus Bond Fund	19.1%		(0.1)%
Currency Hedged International Bond Fund	19.8%		(0.1)%
Debt Opportunities Fund	87.4%		—
Domestic Bond Fund	72.3%		—
Emerging Country Debt Fund	16.6%		(0.1)%
Global Bond Fund	23.2%		(0.1)%
International Bond Fund	25.9%		(0.1)%
Short-Duration Collateral Fund	89.6%		—
Short-Duration Collateral Share Fund	89.7%		—
Consolidated Special Purpose Holding Fund	0.0%	*	—
Strategic Fixed Income Fund	27.2%		(0.1)%
U.S. Treasury Fund	—		—
World Opportunity Overlay Fund	25.0%		—

*	Represents the interest in securities that are defaulted and were determined to have a fair value of zero at February 28, 2013.

139

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

Cash and Statements of Cash Flows

Cash and Foreign Currency, if any, on the Statements of Assets and Liabilities consists of cash balances held with the custodian.

Due to/from broker

Due to/from broker in the Statements of Assets and Liabilities includes collateral on swap agreements, futures contracts, option contracts and forward currency contracts, if any.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. Dollars at the close of regular trading on the New York Stock Exchange (“NYSE”), generally at 4:00 pm Boston time. Income and expenses denominated in foreign currencies are typically translated into U.S. Dollars at the close of regular trading on the NYSE. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Loan agreements and participations

The Funds (except Short-Duration Collateral Fund, Short-Duration Collateral Share Fund and U.S. Treasury Fund) may invest in loans to corporate, governmental or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans. A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, (i) a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the party from whom the Fund has purchased the participation and only upon receipt by that party of payments from the borrower and (ii) a Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement or to vote on matters arising under the loan agreement. Thus, a Fund may be subject to credit risk both of the party from whom it purchased the loan participation and the borrower and that Fund may have minimal control over the terms of any loan modification. When a Fund purchases assignments of loans, it generally acquires direct rights against the borrower. Loan agreements outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Repurchase agreements

The Funds (except SPHF) may enter into repurchase agreements. Under a repurchase agreement a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. That Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired may be less than the amount owed to that Fund by the seller. If the seller in a repurchase agreement transaction defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, that Fund’s recovery of cash from the seller may be delayed and, even if that Fund is able to dispose of the securities, the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. Repurchase agreements outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Reverse repurchase agreements

The Funds (except SPHF) may enter into reverse repurchase agreements. Under a reverse repurchase agreement a Fund sells portfolio assets subject to an agreement by that Fund to repurchase the same assets at an agreed upon price and date. A Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes that Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result may realize a loss on the transaction if the securities it sold are worth more than the purchase price it originally received from the buyer.

Fund Name	Received from reverse repurchase agreements ($)	Market value of securities plus accrued interest ($)
Emerging Country Debt Fund	8,511,563	8,340,938
World Opportunity Overlay Fund	42,792,609	45,408,032

Inflation-indexed bonds

The Funds (except U.S. Treasury Fund) may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that reflects inflation in the principal value of the bond. Most other issuers pay out any inflation related accruals as part of a semiannual coupon.

140

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e., nominal interest rate minus inflation) might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. There can be no assurance, however, that the value of inflation-indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by a Fund from inflation-indexed bonds are included in the Funds’ gross income for the period in which they accrue. In addition, any increase or decrease in the principal amount of an inflation-indexed bond will increase or decrease ordinary income to the Fund, even though principal is not paid until maturity. Inflation-indexed bonds outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Delayed delivery commitments and when-issued securities

The Funds (except U.S. Treasury Fund) may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The purchase of when-issued or delayed delivery securities can cause a Fund’s portfolio to be leveraged. Delayed delivery commitments outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Taxes and distributions

Each Fund, except Special Purpose Holding Fund and World Opportunity Overlay Fund (see below), intends to qualify each tax year as a regulated investment company (each a “RIC Fund”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Each RIC Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, each RIC Fund makes no provision for U.S. federal income or excise taxes. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country’s tax treaty with the United States. The foreign withholding rates applicable to each RIC Fund’s investments in certain jurisdictions may be higher if a significant portion of each RIC Fund is held by non-U.S. shareholders.

Special Purpose Holding Fund and World Opportunity Overlay Fund (each a “Partnership Fund”) have each elected to be treated as a partnership for U.S. federal income tax purposes and each shareholder is responsible for their tax liabilities, if any, related to their allocable share of Partnership Fund taxable income, gains, losses, deductions, credits and items of tax preference. The Partnership Funds’ activities do not generally constitute those of a U.S. trade or business. Accordingly, the Partnership Funds are generally not subject to U.S. federal, state and/or other income-based U.S. taxes (other than certain withholding taxes). Dividends and other income may be subject to withholding or similar taxes imposed by the country in which such dividends or other income originate.

With the exception of U.S. Treasury Fund (“UST”), the policy of each RIC Fund is to declare and pay distributions from net investment income, if any, semi-annually. UST’s policy is to declare distributions from net investment income daily and pay distributions on the first business day following the end of each month in which distributions were declared. Each RIC Fund’s policy is to declare and pay distributions from net realized short-term and long-term capital gains, if any, at least annually. Typically all distributions are reinvested in additional shares of each RIC Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by each RIC Fund on the ex-dividend date.

Since October 2008 and April 2009 respectively, SDCF and Domestic Bond Fund (“DBF”), have declared and paid distributions when each fund has acquired a meaningful cash position rather than reinvesting that cash in portfolio securities. SDCF and DBF currently intend to continue this practice. A substantial portion of any such distributions could constitute a return of capital to shareholders of SDCF and DBF for tax purposes.

Because each Partnership Fund has elected to be treated as a partnership for U.S. federal income tax purposes, it is not required to make distributions to its shareholders. It is the policy of each Partnership Fund to declare and pay non-redeeming distributions in the sole discretion of the Trustees (or their delegates). Distributions made by each Partnership Fund, if any, other than distributions made in partial or complete redemption of shareholders’ interests in the Partnership Fund, are reported in each Partnership Fund’s Statements of Changes in Net Assets as Partnership Fund distributions to shareholders.

Each Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. Taxes related to capital gains realized during the year ended February 28, 2013, if any, are reflected as part of Net realized gain (loss) in the Statements of Operations. Changes in tax liabilities related to capital gain taxes on unrealized investment gains, if any, are reflected as part of Change in net unrealized appreciation (depreciation) in the Statements of Operations. Transaction-based charges are generally calculated as a percentage of the transaction amount.

141

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

Income and capital gain distributions for each RIC Fund are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will likely reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences for the RIC Funds primarily relate to reasons described in the following table:

Differences related to:	Asset Allocation Bond Fund	Core Plus Bond Fund	Currency Hedged International Bond Fund	Debt Opportunities Fund	Domestic Bond Fund	Emerging Country Debt Fund	Global Bond Fund	International Bond Fund	Short-Duration Collateral Fund	Short-Duration Collateral Share Fund	Strategic Fixed Income Fund	U.S. Treasury Fund
Accretion and amortization		X		X
Capital loss carry forwards	X	X	X		X	X	X	X	X	X	X
Defaulted bonds						X
Derivative contract transactions		X	X		X	X	X	X			X
Foreign currency transactions		X	X			X	X	X			X
Late-year ordinary losses					X			X		X
Losses on wash sale transactions		X	X		X	X	X	X		X	X
Net operating losses								X
Partnership interest tax allocations		X	X		X	X	X	X			X
Post-October capital losses	X	X	X					X	X
Subscription in-kind transactions				X
There are no significant differences												X

142

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

The tax character of distributions declared by the RIC Funds to shareholders is as follows:

	Tax year ended February 28, 2013				Tax year ended February 29, 2012

Fund Name	Ordinary Income (including any net short-term capital gain) ($)	Net Long-Term Capital Gain ($)	Return of Capital	Total Distri butions ($)	Ordinary income (including any net short-term capital gain) ($)	Net Long-Term Capital Gain ($)	Return of Capital	Total Distri butions ($)
Asset Allocation Bond Fund	2,116,136	—	—	2,116,136	31,712,481	7,465,704	—	39,178,185
Core Plus Bond Fund	10,458,493	—	—	10,458,493	25,101,443	—	—	25,101,443
Currency Hedged International Bond Fund	2,840,640	—	—	2,840,640	3,281,302	—	2,044,329	5,325,631
Debt Opportunities Fund	13,697,097	10,662,568	—	24,359,665	1,375,352	1,150,357	—	2,525,709
Domestic Bond Fund	2,725,045	—	138,374,634	141,099,679	5,172,064	—	190,126,762	195,298,826
Emerging Country Debt Fund	163,380,470	—	—	163,380,470	162,541,839	—	—	162,541,839
Global Bond Fund	2,466,357	—	—	2,466,357	9,871,338	—	—	9,871,338
International Bond Fund	1,677,811	—	—	1,677,811	8,322,014	—	—	8,322,014
Short-Duration Collateral Fund	10,863,746	—	531,068,366	541,932,112	20,000,000	—	844,788,483	864,788,483
Short-Duration Collateral Share Fund	310,996	—	—	310,996	382,964	—	—	382,964
Strategic Fixed Income Fund	169,906,194	—	—	169,906,194	135,008,321	—	—	135,008,321
U.S. Treasury Fund	2,845,340	—	—	2,845,340	1,398,684	—	—	1,398,684

Distributions in excess of a RIC Fund’s tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital.

As of February 28, 2013, the components of distributable earnings on a tax basis and certain tax attributes for the RIC Funds consisted of the following:

Fund Name	Undistributed Ordinary Income (including any net short-term capital gain) ($)	Undistributed Net Long-Term capital gain ($)	Late-Year Ordinary Loss Deferral ($)	Capital Loss Carryforwards ($)	Post- October Capital Losses ($)
Asset Allocation Bond Fund	—	—	(11,447)	(6,593,369)	(133,919)
Core Plus Bond Fund	3,550,783	—	—	(163,590,826)	—
Currency Hedged International Bond Fund	925,108	—	—	(8,252,324)	(16,787)
Debt Opportunities Fund	5,259,621	1,767,057	—	—	—
Domestic Bond Fund	—	—	(216,770)	(4,692,319)	—
Emerging Country Debt Fund	25,084,230	—	—	(81,237,453)	—
Global Bond Fund	301,622	—	(78,425)	(18,320,633)	—
International Bond Fund	—	—	(1,411,315)	(27,212,252)	—
Short-Duration Collateral Fund	—	—	—	(87,858,912)	—
Short-Duration Collateral Share Fund	32,899	—	(28,777)	(4,035,566)	—
Strategic Fixed Income Fund	30,052,652	—	—	(217,131,462)	—
U.S. Treasury Fund	183,253	—	—	—	—

143

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

As of February 28, 2013, the RIC Funds listed below had capital loss carryforwards available to offset future realized gains, if any, to the extent permitted by the Code. Net capital losses recognized in taxable years beginning on or after March 1, 2011 are carried forward without expiration and generally retain their short-term and/or long-term tax character, as applicable. In addition, such losses should be utilized prior to losses scheduled to expire on or before February 28, 2019. As a result of this ordering rule, losses that are subject to expiration may expire unused. Utilization of the capital loss carryforwards, post-October capital losses, and losses realized subsequent to February 28, 2013, if any, could be subject to further limitations imposed by the Code related to share ownership activity. The RIC Funds’ capital loss carryforwards are as follows:

Fund Name	Short-Term ($)							Total Short- Term ($)	Long- Term ($)
	Expiration Date 2/28/2014	Expiration Date 2/28/2015	Expiration Date 2/29/2016	Expiration Date 2/28/2017	Expiration Date 2/28/2018	Expiration Date 2/28/2019	No Expiration Date		No Expiration Date
Asset Allocation Bond Fund	—	—	—	—	—	(6,593,369)	—	(6,593,369)	—
Core Plus Bond Fund	(34,693,380)	(2,795,728)	(33,008,915)	(74,050,257)	(17,147,333)	(138,723)	—	(161,834,336)	(1,756,490)
Currency Hedged International Bond Fund	—	—	—	(1,749,220)	(3,328,985)	—	—	(5,078,205)	(3,174,119)
Debt Opportunities Fund	—	—	—	—	—	—	—	—	—
Domestic Bond Fund	—	—	—	—	(3,229,648)	(814,498)	(248)	(4,044,394)	(647,925)
Emerging Country Debt Fund	—	—	—	(14,763,199)	—	(66,474,254)	—	(81,237,453)	—
Global Bond Fund	(5,470,276)	(269,796)	—	(4,412,277)	(6,769,760)	(1,398,524)	—	(18,320,633)	—
International Bond Fund	—	(8,815,813)	(507,910)	(8,354,148)	(4,431,029)	(4,162,554)	(644,675)	(26,916,129)	(296,123)
Short-Duration Collateral Fund	—	(4,239,935)	(1,158,601)	(32,360,541)	(41,313,788)	(307,583)	—	(79,380,448)	(8,478,464)
Short-Duration Collateral Share Fund	—	—	(3,173,391)	(862,175)	—	—	—	(4,035,566)	—
Strategic Fixed Income Fund	—	—	—	(93,680,008)	(123,451,454)	—	—	(217,131,462)	—
U.S. Treasury Fund	—	—	—	—	—	—	—	—	—

As of February 28, 2013, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in the value of investments were as follows:

Fund Name	Aggregate Cost ($)	Gross Unrealized Appreciation ($)	Gross Unrealized (Depreciation) ($)	Net Unrealized Appreciation (Depreciation) ($)
Asset Allocation Bond Fund	178,955,613	196,701	—	196,701
Core Plus Bond Fund	291,838,829	5,971,474	(25,438,083)	(19,466,609)
Currency Hedged International Bond Fund	72,262,329	2,950,857	(6,052,968)	(3,102,111)
Debt Opportunities Fund	786,347,547	27,210,848	(2,060,925)	25,149,923
Domestic Bond Fund	225,409,915	91,538	(5,170,569)	(5,079,031)
Emerging Country Debt Fund	2,205,021,200	299,718,910	(188,854,174)	110,864,736
Global Bond Fund	176,523,608	4,762,317	(15,023,932)	(10,261,615)
International Bond Fund	80,197,688	1,839,977	(9,812,087)	(7,972,110)
Short-Duration Collateral Fund	1,050,474,049	2,120,541	(282,606,532)	(280,485,991)
Short-Duration Collateral Share Fund	31,964,116	6,079,828	—	6,079,828
Special Purpose Holding Fund	27,599	—	—	—
Strategic Fixed Income Fund	1,855,580,619	7,959,057	(54,406,163)	(46,447,106)
U.S. Treasury Fund	2,912,391,134	—	(46,161)	(46,161)
World Opportunity Overlay Fund	803,327,877	41,243,461	(41,585,738)	(342,277)

On October 12, 2006, International Bond Fund paid a dividend under Code Section 860 of $0.09229 per share to shareholders of record as of October 11, 2006. It is anticipated that the Fund will be required to make a payment, estimated to be $830,768, to the Internal Revenue Service (“IRS”) related to such dividend, which has been included in accrued expenses on the Statement of Assets and Liabilities. The Manager will make a reimbursement payment to the Fund concurrent with the Fund’s payment to the IRS.

The Funds are subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such

144

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

positions. United States and non-U.S. tax rules (including the interpretation and application of tax laws) are subject to change. The Funds file tax returns and/or adopt certain tax positions in various jurisdictions. Non-U.S. taxes are provided for based on the Funds’ understanding of the prevailing tax rules of the non-U.S. markets in which they invest. Recently enacted tax rules, including interpretation of tax laws (e.g., regulations pertaining to the U.S. Foreign Account Tax Compliance Act) and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Funds and their investors are taxed prospectively and/or retroactively. Prior to the expiration of the relevant statutes of limitations, if any, the Funds are subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns they have filed and the tax positions they have adopted. The Funds’ U.S. federal income tax returns are generally subject to examination by the Internal Revenue Service for a period of three years after they are filed. State, local and/or non-U.S. tax returns and/or other filings may be subject to examination for different periods, depending upon the tax rules of each applicable jurisdiction.

Security transactions and related investment income

Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Funds’ policy is that security transactions are generally accounted for on the following business day. The Manager may override that policy and a Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when a Fund is informed of the ex-dividend date. Income dividends and capital gain distributions from the underlying funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation-indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or investment loss. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Funds use the identified cost basis.

Expenses

Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses and realized and unrealized gains and losses are allocated among the classes of shares of the Funds, if applicable, based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class’s operations. In addition, the Funds may incur fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have different expense and fee levels and the Funds may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by a Fund will vary (See Note 5).

State Street Bank and Trust Company (“State Street”) serves as the Funds’ custodian, fund accounting agent and transfer agent. Prior to December 31, 2012, State Street’s fees may have been reduced by an earnings allowance calculated on the average daily cash balances each Fund maintains with State Street. Prior to December 31, 2012, each Fund received the benefit of any earnings allowance. Earnings allowances received prior to December 31, 2012 are reported as a reduction of expenses in the Statements of Operations. Effective January 1, 2013, any cash balances maintained at State Street are held in a Demand Deposit Account and interest income earned, if any, is shown as interest income in the Statements of Operations.

Purchases and redemptions of Fund shares

Purchase premiums and redemption fees (if applicable) are paid to and retained by a Fund to help offset estimated portfolio transaction costs and other related costs (e.g., bid to ask spreads, stamp duties and transfer fees) incurred by the Fund (directly or indirectly through investments in underlying funds) as a result of the purchase or redemption by allocating estimated transaction costs to the purchasing or redeeming shareholder. Such fees are recorded as a component of the Funds’ net share transactions. A Fund may impose a new purchase premium and/or redemption fee or modify an existing fee at any time.

Purchase premiums are not charged on reinvestments of distributions. Redemption fees apply to all shares of a Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions). If the Manager determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, it ordinarily will waive or reduce the purchase premium or redemption fee with respect to that portion. The Manager also may waive or reduce the purchase premium or redemption fee relating to a cash purchase or redemption of a Fund’s shares if the Fund will not incur transaction costs or will incur reduced transaction costs.

The Manager will waive or reduce the purchase premium when securities are used to purchase a Fund’s shares except to the extent that the Fund incurs transaction costs (e.g., stamp duties or transfer fees) in connection with its acquisition of those securities. The Funds may waive or reduce redemption fees when they use portfolio securities to redeem their shares. However, when a substantial portion of the Fund is being redeemed in-kind, the Fund may nonetheless charge a redemption fee equal to known or estimated costs.

Purchase premiums or redemption fees generally will not be waived for purchases and redemptions of Fund shares executed through brokers or agents, including, without limitation, intermediary platforms that are allowed pursuant to agreements with the Trust to transmit orders for purchases and redemptions the day after those orders are received.

145

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

As of February 28, 2013, the premium on cash purchases and the fee on cash redemptions were as follows:

	Asset Allocation Bond Fund	Core Plus Bond Fund	Currency Hedged Inter national Bond Fund	Debt Oppor tunities Fund	Domestic Bond Fund	Emerging Country Debt Fund	Global Bond Fund	International Bond Fund	Short-Duration Collateral Fund	Short-Duration Collateral Share Fund	Special Purpose Holding Fund	Strategic Fixed Income Fund	U.S. Treasury Fund	World Oppor tunity Overlay Fund
Purchase Premium	—	—	—	0.40%	—	0.50%	—	—	—	—	—	0.20%	—	—
Redemption Fee	—	—	—	0.40%	—	0.50%	—	—	—	—	—	0.20%	—	—

Other matters

Emerging Country Debt Fund

In December 2005, ECDF entered into litigation against the Government of Argentina (“Argentina”) relating to Argentina’s failure to make payments on sovereign debt held by ECDF. A judgment was awarded in ECDF’s favor on September 24, 2007; however, ECDF’s ability to collect on this judgment remains uncertain, and ECDF is not able to transfer or sell the judgment without court consent. In late May 2010, Argentina commenced a public debt exchange in which certain defaulted debts, including legal judgments on those debts, were eligible to be exchanged for currently performing Argentina Bonds. The eligible portion of ECDF’s judgment was tendered in the debt exchange and ECDF received new bonds in June 2010. The remaining portion of ECDF’s judgment, which continues to be valued according to ECDF’s valuation policy, represented 1.2% of the net assets of ECDF as of February 28, 2013.

Peru Trust, Series 1998 I-P; Peru Trust, Series 97-I-P; and Peru Trust II, Series 98-A LB (the “Peru Trusts”) held by ECDF are currently in default. The Peru Trusts hold obligations of Istituto per i Servizi Assicurativi e il Credito all’Espotazione (“SACE”), the Italian Agency for Insurance of Export Credits. The obligations are payable only to the extent SACE recovers amounts from the Government of Peru (“Peru”) in relation to certain export insurance policies. Peru fully paid all of its obligations to SACE on August 24, 2009; however, payments to the Peru Trusts by SACE remain outstanding. Litigation between the Peru Trusts and SACE is pending in Italy with respect to the outstanding payments. The Peru Trusts’ ability to recover such payments, and ECDF’s corresponding ability to receive payment with respect to its investment in the Peru Trusts, remains uncertain. The Peru Trusts, which continue to be valued according to ECDF’s valuation policy, represented less than 0.1% of the net assets of ECDF as of February 28, 2013. Costs associated with this action are borne by ECDF.

Special Purpose Holding Fund

One of the Fund’s principal investments is units of SPV, which in turn holds an interest in liquidating trusts related to NPF Securities (health care asset-backed receivables). In November 2002, National Century Financial Enterprises (“NCFE”), which organized and administered the NPF Securities and the issuers of the NPF Securities, defaulted on its obligations with respect to the NPF Securities. The NPF Securities had been acquired by the Fund prior to this default. NCFE and its affiliates are alleged to have violated the terms of the bonds’ indentures by, among other things, purportedly spending cash collateral, accepting collateral other than permitted receivables, moving receivables between trusts to meet compliance tests and reimbursing health care providers for more than the value of receivables purchased. NCFE, its affiliated operations (including the issuers of the NPF Securities), and many of the health care providers declared bankruptcy.

In November 2002, the NPF Securities were transferred to SPV to facilitate the redemption of the NPF Securities in-kind, if necessary, to protect the interests of non-redeeming shareholders. In connection with SPHF’s placement of the NPF Securities in SPV, SPHF assigned to SPV the right to any proceeds received in connection with any claims or actions against various parties arising out of SPHF’s purchase of the NPF Securities (including those described below). SPHF’s pro rata portion of the costs associated with SPHF’s attempted recovery of losses associated with the NPF Securities will be borne by SPHF, subject to a priority reimbursement of such costs by SPV in the event SPV receives any proceeds in connection with any claims or actions.

In 2003, SPHF joined with certain other holders of the NPF Securities in filing a lawsuit against certain parties related to the NCFE offerings, including the indenture trustees, underwriters, and certain other parties. In April 2004, a plan of liquidation was approved by the bankruptcy court

146

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

with respect to NCFE and its affiliated operations (including the issuers of the NPF Securities). Pursuant to such plan, SPV received cash distributions, which were distributed, less expenses, to holders of SPV, including SPHF. SPV also received interests in liquidating trusts, which it continues to hold. In July 2005 and April 2006, SPHF entered into settlement agreements with two of the defendants in the lawsuit and received (through its investment in SPV) cash settlements in connection therewith. Litigation against the remaining defendants continues at this time.

In March 2013, SPHF entered into a settlement agreement with Credit Suisse Securities (USA) LLC in connection with the NPF Securities offering. See Note 11 “Subsequent events” for more information.

Funds which hold Special Purpose Holding Fund

SPHF, an investment of some of the Funds, has litigation pending against various entities related to the 2002 fraud and related default of securities previously held by SPHF. In March 2013, SPHF entered into a settlement agreement with Credit Suisse Securities (USA) LLC in connection with the NPF Securities offering. See Note 11 “Subsequent events” for more information. During the year ended February 28, 2013, the Funds received no distributions from SPHF in connection with the defaulted securities or the related litigation.

Recently-issued accounting guidance

In December 2011, the Financial Accounting Standards Board issued “Disclosures about Offsetting Assets and Liabilities”. The pronouncement creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statements of Assets and Liabilities or subject to enforceable master netting arrangements or similar agreements. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. The Manager is currently evaluating the application of the pronouncement and its impact, if any, on the Funds’ financial statements.

147

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

3.	Investment and other risks

The following chart identifies selected risks associated with each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

	Asset Allocation Bond Fund	Core Plus Bond Fund	Currency Hedged International Bond Fund	Debt Opportunities Fund	Domestic Bond Fund	Emerging Country Debt Fund	Global Bond Fund	International Bond Fund	Short-Duration Collateral Fund	Short-Duration Collateral Share Fund	Special Purpose Holding Fund	Strategic Fixed Income Fund	U.S. Treasury Fund	World Opportunity Overlay Fund
Market Risk – Fixed Income Investments Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Market Risk – Asset-Backed Securities Risk	X	X	X	X	X	X	X	X	X	X		X		X
Credit Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Liquidity Risk	X	X	X	X	X	X	X	X	X	X		X		X
Derivatives Risk	X	X	X	X	X	X	X	X	X	X		X		X
Non-U.S. Investment Risk	X	X	X	X		X	X	X	X	X		X		X
Currency Risk	X	X	X	X		X	X	X				X		X
Focused Investment Risk	X	X	X	X	X	X	X	X	X	X		X	X	X
Leveraging Risk	X	X	X	X	X	X	X	X				X		X
Counterparty Risk	X	X	X	X	X	X	X	X	X	X		X		X
Market Disruption and Geopolitical Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Large Shareholder Risk	X	X	X	X	X	X	X	X	X	X		X	X	X
Management and Operational Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Fund of Funds Risk	X	X	X	X	X	X	X	X		X		X
Non-Diversified Funds	X	X	X	X	X	X	X	X	X	X	X	X		X
Litigation-Related Risk											X

Investing in mutual funds involves many risks. The risks of investing in a particular Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Funds. Funds could be subject to additional risks because of the types of investments they make and market conditions, which may change over time.

Each Fund that invests in other GMO Funds and other investment companies is exposed to the risks to which the underlying funds in which it invests are exposed. Therefore, unless otherwise noted, the selected risks summarized below include both direct and indirect risks, and, references in this section to investments made by a Fund include those made both directly by the Fund and indirectly by the Fund through other GMO Funds and other investment companies.

An investment in a Fund is not a bank deposit and, therefore, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

• MARKET RISK. All of the Funds are subject to market risk, which is the risk that the market value of their holdings will decline. Market risks include:

Fixed Income Investments Risk. — Funds that invest in fixed income securities (including bonds, notes, bills, synthetic debt instruments and asset-backed securities) are subject to various market risks. The market price of a fixed income investment can decline due to a number of market-related factors, including rising (or, in some limited cases, declining) interest rates and widening credit spreads, or decreased liquidity that reflect

148

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

the market’s uncertainty about the value of a fixed income investment (or class of fixed income investments). In addition, the market price of fixed income investments with complex structures, such as asset-backed securities and sovereign and quasi-sovereign debt instruments, can decline due to market uncertainty about their credit quality and the reliability of their payment streams. During periods of economic uncertainty and change, the market price of a Fund’s investments in below investment grade securities (commonly referred to as “junk bonds”) may be particularly volatile. Often junk bonds are subject to greater sensitivity to interest rate and economic changes than higher rated bonds and can be more difficult to value, resulting in differences between the prices realized on their sale and the value at which they are carried on the books of a Fund. See “Credit Risk” and “Liquidity Risk” below for more information about these risks.

A risk run by each Fund with a significant investment in fixed income securities is that an increase (or, in some limited cases, a decrease) in prevailing interest rates will cause the market price of those securities to decline. The risk associated with such changes in interest rates (also called “interest rate risk”) is generally greater for Funds investing in fixed income securities with longer durations and in some cases duration can increase.

The extent to which a fixed income security’s price changes with changes in interest rates is referred to as interest rate duration, which can be measured mathematically or empirically. A longer-maturity investment generally has longer interest rate duration because the investment’s fixed rate is locked in for a longer period of time. Floating-rate or adjustable-rate securities, however, generally have shorter interest rate durations because their interest rates are not fixed but rather float up and down as interest rates change. Conversely, inverse floating-rate securities have durations that move in the opposite direction from short-term interest rates and thus tend to underperform fixed rate securities when interest rates rise but outperform them when interest rates decline. Fixed income securities paying no interest, such as zero coupon and principal-only securities, create additional interest rate risk.

The price of inflation-indexed bonds (including Inflation-Protected Securities issued by the U.S. Treasury (“TIPS”)) normally changes when real interest rates change. Their value typically will decline during periods of rising real interest rates (i.e., nominal interest rate minus inflation) and increase during periods of declining real interest rates. Real interest rates may not fluctuate in the same manner as nominal interest rates. In some interest rate environments, such as when real interest rates are rising faster than nominal interest rates, the price of inflation-indexed bonds may decline more than the price of non-inflation-indexed (or nominal) fixed income bonds with similar maturities. The price of a Fund’s inflation-indexed bonds, however, will not necessarily change in the same proportion as changes in nominal interest rates, and short term increases in inflation may lead to a decline in their price. Moreover, if the index measuring inflation falls, the principal value of inflation-indexed bond investments will be adjusted downward, and, consequently, the interest they pay (calculated with respect to a smaller principal amount) will be reduced. In the case of TIPS, the U.S. government guarantees the repayment of the original bond principal upon maturity (as adjusted for inflation).

Generally, when interest rates on short term U.S. Treasury obligations equal or approach zero, a Fund that invests a substantial portion of its assets in U.S. Treasury obligations, such as U.S. Treasury Fund, will have a negative return unless the Manager waives or reduces its management fees.

Market risk for fixed income securities denominated in non-U.S. currencies is also affected by currency risk. See “Currency Risk” below.

Asset-Backed Securities Risk. — Investments in asset-backed securities not only are subject to all of the market risks described above for fixed income securities but to other market risks as well.

Funds investing in asset-backed securities are exposed to the risk that these securities experience severe credit downgrades, illiquidity, defaults, and declines in market value. These risks are particularly acute during periods of adverse market conditions, such as those that occurred in 2008. Asset-backed securities may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, and credit-card receivables. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers.

As described under “Market Risk — Fixed Income Investments Risk” above, the market price of fixed income investments with complex structures, such as asset-backed securities, can decline due to a number of factors, including market uncertainty about their credit quality and the reliability of their payment streams. Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flow generated by the assets backing the securities, as well as the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support and the credit quality of the credit-support provider, if any, and the reliability of various other service providers with access to the payment stream. A problem in any one of these areas can lead to a decrease in the payment stream expected by a Fund at the time it purchased the asset-backed security. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds whatever credit support the securities may have. Asset-backed securities backed by sub-prime mortgage loans, in particular, may cause a Fund to suffer significantly greater declines in value due to defaults, as sub-prime mortgage loans are typically made to less creditworthy borrowers and thus have a higher risk of default than conventional mortgage loans. The obligations of issuers (and obligors of

149

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

asset-backed securities) also are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. As of the date of this report, many asset-backed securities owned by the Funds that were once rated investment grade are now rated below investment grade. See “Credit Risk” below for more information about credit risk.

With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the market prices of asset-backed and other fixed income securities. These conditions may occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.

The market price of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as was provided by the asset-backed security.

In addition, the existence of insurance on an asset-based security does not guarantee that the principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.

The risk of investing in asset-backed securities has increased since the deterioration in worldwide economic and liquidity conditions referred to above because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated. See “Focused Investment Risk” below for more information about risks of investing in correlated sectors. A single financial institution may serve as a trustee for many asset-backed securities. As a result, a disruption in that institution’s business may have a material impact on many investments.

• CREDIT RISK. This is the risk that the issuer or guarantor of a fixed income investment will be unable or unwilling to satisfy its obligation to pay principal and interest or otherwise to honor its obligations in a timely manner. The market price of a fixed income investment will normally decline as a result of the issuer’s or guarantor’s failure to meet its payment obligations or the downgrading of its credit rating. This risk is particularly acute in environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

All fixed income securities are subject to credit risk. Financial strength and solvency of an issuer are the primary factors influencing credit risk. The risk varies depending upon whether the issuer is a corporation or U.S. or non-U.S. government (or sub-division or instrumentality) and whether the particular security has a priority over other obligations of the issuer in payment of principal and interest and whether it has any collateral backing or credit enhancement. Credit risk may change over the life of a fixed income security. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation, or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”), and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by Congressional appropriations and their fixed income securities, including mortgage-backed and other asset-backed securities, are neither guaranteed nor insured by the U.S. government. These securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). Investments in sovereign debt involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. A governmental entity’s willingness or ability to pay interest and repay principal in a timely manner may be affected by a variety of factors, including its cash flow, the size of its reserves, its access to foreign exchange, the relative size of its debt service burden to its economy as a whole, and political constraints. Investments in quasi-sovereign issuers are subject to the additional risk that the issuer may default independently of its sovereign. Sovereign debt risk is greater for emerging market securities.

In some cases, the credit risk of a fixed income security is reflected in its credit ratings, and a Fund holding such a security is subject to the risk that its rating will be downgraded.

150

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

As described under “Market Risk — Asset-Backed Securities Risk” above, asset-backed securities may be backed by many types of assets and their payment of interest and repayment of principal largely depend on the cash flows generated by the assets backing them. The credit risk of a particular asset-backed security depends on many factors, as described in “Market Risk — Asset-Backed Securities Risk” above.

The obligations of issuers also are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. A Fund also is exposed to credit risk on a reference security to the extent it writes protection under credit default swaps. See “Derivatives Risk” below for more information regarding risks associated with the use of credit default swaps.

The extent to which the price of a fixed income security changes in response to a credit event depends on a number of factors and can be difficult to predict. For example, floating rate securities may have final maturities of ten or more years, but their effective durations will tend to be very short. If the issuer of floating rate securities experiences an adverse credit event, or a change occurs in its perceived creditworthiness, the price of its securities could decline much more than would be predicted by the change in their yield in relation to their effective duration.

Credit risk is particularly pronounced for below investment grade securities (commonly referred to as “junk bonds”). The sovereign debt of many non-U.S. governments, including their sub-divisions and instrumentalities, is below investment grade. Many asset-backed securities also are below investment grade. Below investment grade securities have speculative characteristics, often are less liquid than higher quality securities, present a greater risk of default and are more susceptible to real or perceived adverse industry conditions. In the event of default of sovereign debt, the Funds may be unable to pursue legal action against the sovereign issuer.

• LIQUIDITY RISK. Liquidity risk is the risk that low trading volume, lack of a market maker, large position size or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits or prevents a Fund from selling particular securities or unwinding derivative positions at desirable prices. A Fund is also exposed to liquidity risk when it has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements, writing a put, or closing a short position). All of the Funds are subject to liquidity risk to some extent but those with the greatest risk have principal investment strategies that involve investment in asset-backed securities, emerging country debt securities, securities of companies with smaller market capitalizations or smaller total float-adjusted market capitalizations and emerging market securities. These types of investments can be difficult to value, resulting in differences between the price at which they are sold and the value at which they are carried on the books of a Fund. In addition, Inflation-Protected Securities issued by the U.S. Treasury (“TIPS”) have exhibited periods of greatly reduced liquidity when disruptions in fixed income markets have occurred, such as the events surrounding the bankruptcy of Lehman Brothers in 2008. Less liquid securities are more susceptible than other securities to price declines when markets decline generally.

All of the Funds with benchmarks may buy securities that are less liquid than those in their benchmarks.

• DERIVATIVES RISK. The Funds may invest in derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates or indices. Derivatives include futures, non-U.S. currency contracts, swap agreements, reverse repurchase agreements and other OTC contracts. Derivatives may relate to securities, interest rates, currencies or currency exchange rates, inflation rates, commodities and indices.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. In particular, a Fund’s use of OTC derivatives exposes it to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations. An OTC derivatives contract typically can be closed only with the consent of the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund, and if it does, the Fund may decide not to pursue its claims against the counterparty to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts, or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

A Fund may invest in derivatives that (i) do not require the counterparty to post collateral (e.g., foreign currency contracts), (ii) require collateral but that do not provide for the Fund’s security interest in it to be perfected, (iii) require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or (iv) do not require that collateral be regularly marked-to-market. When a counterparty’s obligations are not fully secured by collateral, a Fund runs the risk of having limited recourse if the counterparty defaults. Even when obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. The Funds may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Funds. Derivatives risk is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. In addition, during those periods, a Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

151

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

Derivatives also present other risks described in this section, including market risk, liquidity risk, currency risk, credit risk and counterparty risk. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used may not produce valuations that are consistent with the values a Fund realizes when it closes or sells an OTC derivative. Valuation risk is more pronounced when a Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of a Fund’s net asset value. Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates or indices they are designed to track.

A Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of a Fund, the Funds will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce a Fund’s risk exposures, potentially resulting in losses for the Fund.

When a Fund uses credit default swaps to obtain synthetic long exposure to a fixed income security such as a debt instrument or index of debt instruments, the Fund is exposed to the risk that it will be required to pay the full notional value of the swap agreement in the event of a default.

Swap agreements and other OTC derivatives are highly susceptible to liquidity risk (see “Liquidity Risk” above) and counterparty risk (see “Counterparty Risk” below), and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself.

The U.S. government recently enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund or increasing margin or capital requirements.

• NON-U.S. INVESTMENT RISK. Funds that invest in non-U.S. securities are subject to additional and more varied risks than Funds whose investments are limited to U.S. securities. The securities markets of many non-U.S. countries include securities of only a limited number of companies in a limited number of industries. As a result, the market prices of many of those securities fluctuate more than those of U.S. securities. In addition, issuers of non-U.S. securities often are not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, custody and auditing standards of non-U.S. countries differ, in some cases significantly, from U.S. standards. Non-U.S. portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs. A Fund may be subject to non-U.S. taxation, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends or interest it receives on non-U.S. investments, (ii) transactions in those investments and (iii) the repatriation of proceeds generated from the sale of those investments. Transaction-based charges are generally calculated as a percentage of the transaction amount. In addition, some jurisdictions may limit the Fund’s ability to profit from short term trading (as defined in the relevant jurisdiction).

Also, investing in non-U.S. securities exposes a Fund to the risk of nationalization, expropriation or confiscatory taxation of assets of their issuers, adverse changes in investment regulations, capital requirements or exchange controls (which may include suspension of the ability to transfer currency from a country), and adverse political and diplomatic developments. In some non-U.S. markets, custody arrangements for securities provide significantly less protection than custody arrangements in U.S. markets, and prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose a Fund to credit and other risks it does not have in the U.S. with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Fluctuations in non-U.S. currency exchange rates also will affect the market value of a Fund’s non-U.S. investments (see “Currency Risk” below).

U.S. investors are required to maintain a license to invest directly in many non-U.S. markets. These licenses are often subject to limitations, including maximum investment amounts. Once a license is obtained, a Fund’s ability to continue to invest directly is subject to the risk that the license will be terminated or suspended. If a license is terminated or suspended, to obtain exposure to the market the Fund will be required to purchase American Depositary Receipts, Global Depositary Receipts, shares of other funds that are licensed to invest directly, or derivative instruments. The receipt of a non-U.S. license by one of the Manager’s clients may preclude other clients, including a Fund, from obtaining a similar license, and this could limit the Fund’s investment opportunities. In addition, the activities of another of the Manager’s clients could cause the suspension or revocation of a license and thereby limit the Funds’ investment opportunities.

Funds that invest a significant portion of their assets in securities of issuers tied economically to emerging countries (or investments related to emerging markets) are subject to greater non-U.S. investment risk than Funds investing primarily in more developed non-U.S. countries (or markets). The risks of investing in those securities include: greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war or natural disaster);

152

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

increased risk of nationalization, expropriation, or other confiscation of assets of issuers of securities in a Fund’s portfolio; greater governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on non-U.S. investment, capital controls and limitations on repatriation of invested capital, dividends, interest and other income and on a Fund’s ability to exchange local currencies for U.S. dollars; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); unavailability of currency hedging techniques; differences in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement; difficulties in obtaining and/or enforcing legal judgments; and significantly smaller market capitalizations of issuers.

• CURRENCY RISK. Currency risk is the risk that fluctuations in exchange rates will adversely affect the market value of a Fund’s investments. Currency risk includes the risk that the non-U.S. currencies in which a Fund’s investments are traded, in which a Fund receives income or in which a Fund has taken a position, will decline in value relative to the U.S. dollar. Currency risk also includes the risk that the currency to which the Fund has obtained exposure through hedging declines in value relative to the currency being hedged, in which event, the Fund may realize a loss both on the hedging instrument and on the currency being hedged. Currency exchange rates can fluctuate significantly for many reasons, including changes in supply and demand in the currency exchange markets, trade balances, actual or perceived changes in interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, intervention (or the failure to intervene) by governments, central banks or supranational agencies such as the International Monetary Fund, and currency or exchange controls or other political and economic developments in the U.S. or abroad. See “Market Disruption and Geopolitical Risk” below.

Many of the Funds use derivatives to take overweighted or underweighted currency positions relative to the currency exposure of their portfolios. As a result, their currency exposure may differ (in some cases significantly) from the currency exposure of their benchmarks. If the exchange rates of the currencies involved do not move as expected, a Fund could lose money both on its holdings of a particular currency and on the derivative. See also “Non-U.S. Investment Risk” above.

Some currencies are illiquid (e.g., some emerging country currencies), and a Fund may not be able to convert them into U.S. dollars, in which case the Manager may decide to purchase U.S. dollars in a parallel market in which the exchange rate is materially and adversely different. Exchange rates for many currencies (e.g., some emerging country currencies) are particularly affected by exchange control regulations.

Derivative transactions in non-U.S. currencies (such as futures, forwards, options and swaps) may involve leveraging risk in addition to currency risk, as described below under “Leveraging Risk.” In addition, the obligations of counterparties in currency derivative transactions are often not secured by collateral, which increases counterparty risk (see “Counterparty Risk” below).

• FOCUSED INVESTMENT RISK. Funds whose investments are focused in particular countries, regions, sectors, companies or industries with high positive correlations to one another (e.g., different industries within broad sectors, such as technology or financial services) are subject to greater overall risk than funds whose investments are more diversified. A Fund that invests in the securities of a limited number of issuers is particularly exposed to adverse developments affecting those issuers, and a decline in the market value of a particular security held by the Fund is likely to affect the Fund’s performance more than if the Fund invested in the securities of a larger number of issuers.

A Fund that focuses its investments in a particular type of security or sector, or in securities of companies in a particular industry, is vulnerable to events affecting those securities, sectors, or companies. Securities, sectors, or companies that share common characteristics are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political or other developments.

Similarly, Funds having a significant portion of their assets in investments tied economically to (or related to) a particular geographic region, non-U.S. country (e.g., Taiwan) or particular market (e.g., emerging markets) have more exposure to regional and country economic risks than funds making non-U.S. investments throughout the world. The political and economic prospects of one country or group of countries within the same geographic region may affect other countries in that region, and a recession, debt crisis or decline in currency valuation in one country can spread to other countries. Furthermore, companies in a particular geographic region or non-U.S. country are vulnerable to events affecting other companies located in that region or country because they often share common characteristics, are exposed to similar business risks and regulatory burdens, and react similarly to specific economic, market, political or other developments. See also “Non-U.S. Investment Risk” above.

• LEVERAGING RISK. The use of reverse repurchase agreements and other derivatives and securities lending creates leverage (i.e., a Fund’s investment exposures exceed its net asset value). Leverage increases the magnitude of a Fund’s losses when the value of its investments (including derivatives) declines. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A Fund’s use of reverse repurchase agreements also subjects it to interest costs based on the difference between the sale and repurchase price of the security involved. A Fund’s portfolio also will be leveraged if it borrows money to meet redemption requests or settle investment transactions or if it exercises its right to delay payment on a redemption.

153

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

A Fund may manage some of its derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, a Fund may perform as if it were leveraged.

• COUNTERPARTY RISK. Funds that enter into contracts with counterparties, such as repurchase or reverse repurchase agreements or other OTC derivatives contracts, or that lend their securities run the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. There is neither an explicit limit on the amount of exposure that a Fund may have with any one counterparty nor a requirement that counterparties maintain a specific rating by a nationally recognized rating organization in order to be considered for potential transactions. To the extent that GMO’s view with respect to a particular counterparty changes (whether due to external events or otherwise), existing transactions are not required to be terminated or modified. Additionally, new transactions may be entered into with a counterparty that is no longer considered eligible if the transaction is primarily designed to reduce the overall risk of potential exposure to that counterparty (for example, re-establishing the transaction with a lesser notional amount). Counterparty risk is pronounced during unusually adverse market conditions and is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

Participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets, and, therefore, OTC derivatives generally expose a Fund to greater counterparty risk than exchange-traded derivatives. A Fund is subject to the risk that a counterparty will not settle a derivative in accordance with its terms because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem. If a counterparty’s obligation to a Fund is not collateralized, then the Fund is essentially an unsecured creditor of the counterparty. If the counterparty defaults, the Fund will have contractual remedies, but the Fund may be unable to enforce them, thus causing the Fund to suffer a loss. Counterparty risk is greater for derivatives with longer maturities because of the greater possibility that events will intervene to prevent settlement. Counterparty risk also is greater when a Fund has concentrated its derivatives with a single or small group of counterparties as it sometimes does as a result of its use of swaps and other OTC derivatives. Significant exposure to a single counterparty increases a Fund’s counterparty risk. Funds that use swap agreements are subject, in particular, to the creditworthiness of the counterparties because some types of swap agreements have durations longer than six months (and, in some cases, decades). The creditworthiness of a counterparty may be adversely affected by greater than average volatility in the markets, even if the counterparty’s net market exposure is small relative to its capital. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in the collateral may not be perfected or additional collateral may not be promptly posted as required.

The Funds also are subject to counterparty risk because they execute their securities transactions through brokers and dealers. If a broker or dealer fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Funds could miss investment opportunities or be unable to dispose of investments they would prefer to sell, resulting in losses for the Funds.

Counterparty risk with respect to OTC derivatives may be affected by new regulations affecting the derivatives market. Some derivatives, such as some types of interest rate swaps and credit default index swaps on North American and European indices that may be used by the Funds, will be required to be cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivative transaction. Members are required to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing broker from its customers are generally held by the clearing broker on a commingled basis in an omnibus account and may be freely accessed by the clearing broker, which may also invest any such funds in certain instruments permitted under the applicable regulations. The assets of the Fund might not be fully protected in the event of the Fund’s clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s customers for a relevant account class. Also, the clearing member transfers to the clearing organization the amount of margin required by the clearing organization for cleared swaps, which amounts are generally held in an omnibus account at the clearing organization for all customers of the clearing member. CFTC regulations require that the clearing member notify the clearing house the amount of initial margin provided by the clearing member to the clearing organization that is attributable to each customer. However, if the clearing member does not provide accurate reporting, the Funds are subject to the risk that a clearing organization will use a Fund’s assets held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. In addition, clearing members generally provide to the clearing organization the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than the gross amount of each customer. The Funds are therefore subject to the risk that a clearing organization will not make variation margin payments owed to a Fund if another customer of the clearing member has suffered a loss and is in default.

• MARKET DISRUPTION AND GEOPOLITICAL RISK. The Funds are subject to the risk that geopolitical and other events will disrupt securities markets, adversely affect global economies and markets and thereby decrease the value of the Funds’ investments. The wars in Iraq and Afghanistan have had a substantial effect on the economies and securities markets of the U.S. and other countries. Terrorism in the U.S. and around the world has had a similar global impact and has increased geopolitical risk. The terrorist attacks on September 11, 2001 resulted in the closure of some U.S. securities markets for four days, and similar attacks are possible in the future. The uncertainty surrounding the sovereign debt of the European Union countries of Greece, Spain,

154

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

Portugal, Ireland and Italy, as well as the continued existence of the European Union itself, have disrupted and may continue to disrupt markets in the U.S. and around the world. If one or more countries leave the European Union or the European Union dissolves, there likely will be significant disruptions in the world’s securities markets. Substantial government interventions (e.g., currency controls) also could negatively impact the Funds. War, terrorism, economic uncertainty and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment and other factors affecting the value of the Funds’ investments. During such market disruptions, the Funds’ exposure to the risks described elsewhere in this “Investments and other risks” section will likely increase. Market disruptions, including sudden government interventions, can also prevent the Funds from implementing their investment programs for a period of time and achieving their investment objectives. For example, a disruption may cause disruptions to the orderly functioning of the securities markets and/or may cause the Funds’ derivatives counterparties to discontinue offering derivatives on some underlying commodities, securities, reference rates, or indices, or to offer them on a more limited basis. To the extent that a Fund has focused its investments in the stock index of a particular region, adverse geopolitical and other events could have a disproportionate impact on the Fund.

• LARGE SHAREHOLDER RISK. To the extent that a large number of shares of a Fund is held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares will adversely affect the Fund’s performance if it is forced to sell portfolio securities to raise the cash needed to satisfy the redemption request. In addition, GMO Funds and other accounts over which GMO has investment discretion that invest in the Funds are not subject to restrictions on the frequency of trading of Fund shares. Asset Allocation Funds and separate accounts managed by the Manager for its clients hold substantial percentages of many Funds, and asset allocation decisions by the Manager may result in substantial redemptions from (or investments into) those Funds. These transactions may adversely affect the Fund’s performance to the extent that the Fund is required to sell investments (or invest cash) at times when it would not otherwise do so. Redemptions of a large number of shares also may increase transaction costs or accelerate the realization of taxable income and/or gains to shareholders if the sales of portfolio securities they necessitate result in gains. They also potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). In addition, each Fund that invests in other GMO Funds subject to large shareholder risk is indirectly subject to this risk.

• MANAGEMENT AND OPERATIONAL RISK. Each Fund is subject to management risk because it relies on the Manager’s ability to achieve its investment objective. Each Fund runs the risk that the Manager’s investment techniques will fail to produce desired results, and cause the Fund to incur significant losses. The Manager also may fail to use derivatives effectively, choosing to hedge or not to hedge positions at disadvantageous times.

For some Funds the Manager’s portfolio managers use quantitative analyses and models. Any imperfections, errors or limitations in those analyses and models could affect the ability of the portfolio managers to implement the strategies they wish to pursue. By necessity, these analyses and models make simplifying assumptions that limit their effectiveness. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate or may not include the most recent information about a company or a security. The Funds also run the risk that GMO’s fundamental assessment of an investment may be wrong. There can be no assurance that key personnel of the Manager will continue to be employed by the Manager. The loss of their services could have an adverse impact on the Manager’s ability to achieve the Funds’ investment objectives.

The Funds also are subject to the risk of loss as a result of other services provided by the Manager and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency and other services. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error and system failures by a service provider. For example, trading delays or errors (both human and systematic) could prevent a Fund from benefiting from potential investment gains or avoiding losses on the security. The Manager is not contractually liable to the Funds for losses associated with operational risk absent the Manager’s willful misfeasance, bad faith, gross negligence or reckless disregard of its contractual obligations to provide services to the Funds. Other Fund service providers also have limitations on their liability to the Funds for losses resulting from their errors.

• FUND OF FUNDS RISK AND RELATED CONSIDERATIONS. Funds that invest in shares of other investment companies, including other GMO Funds, money market funds and Exchange-Traded Funds (“ ETFs”) (for purposes of this risk disclosure, “underlying Funds”), are exposed to the risk that the underlying Funds will not perform as expected.

Because a Fund bears the fees and expenses of the underlying Funds in which it invests (absent reimbursement of those expenses), the Fund will incur additional expenses when investing in underlying Funds. In addition, total Fund expenses will increase if a Fund makes a new or further investment in underlying Funds with higher fees or expenses than the average fees and expenses of the underlying Funds then in the Fund’s portfolio.

155

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

The Funds also are indirectly exposed to all of the risks of an investment in the underlying Funds. Funds that invest in shares of other GMO Funds also are likely to be subject to Large Shareholder Risk because underlying GMO Funds are more likely to have large shareholders (e.g., other GMO Funds). See “Large Shareholder Risk” above.

Investments in ETFs involve the risk that the ETF’s performance may not track the performance of the index the ETF is designed to track. Unlike the index, an ETF incurs administrative expenses and transaction costs in trading securities. In addition, the timing and magnitude of cash inflows and outflows from and to investors buying and redeeming shares in the ETF could create cash balances that cause the ETF’s performance to deviate from the index (which remains “fully invested” at all times). Performance of an ETF and the index it is designed to track also may diverge because the composition of the index and the securities held by the ETF may occasionally differ. In addition, ETFs often use derivatives to track the performance of the relevant index, and, therefore, investments in those ETFs are subject to the same derivatives risks discussed above.

NON-DIVERSIFIED FUNDS. Some of the Funds are not “diversified” investment companies within the meaning of the 1940 Act. This means they are allowed to invest in the securities of a relatively small number of issuers and/or non-U.S. currencies. As a result, they may be subject to greater credit, market and other risks, and poor performance by a single issuer may have a greater impact on their performance, than if they were “diversified.”

All of the Funds (except U.S. Treasury Fund) are not diversified investment companies under the 1940 Act. In addition, each of the Funds (other than U.S. Treasury Fund) may invest in shares of one or more other GMO Funds that are not diversified investment companies under the 1940 Act.

• LITIGATION-RELATED RISK. The ultimate amount of Special Purpose Holding Fund’s recovery (through its investment in SPV) of losses on the defaulted NPF Securities and the total costs the Special Purpose Holding Fund may incur with respect to its funding of litigation related to the NPF Securities is unknown at this time. Therefore, Special Purpose Holding Fund is subject to the risk that SPV may ultimately be unable to recover certain losses related to the NPF Securities. This could occur because an insufficient amount of money or other assets is (or has been) paid to SPV out of the bankruptcy estates of NCFE, its affiliated operations, and certain other related entities and/or is (or has been) paid to Special Purpose Holding Fund in connection with litigation related to the NPF Securities. In addition, any cash reserves of Special Purpose Holding Fund and any recovery by Special Purpose Holding Fund as a result of the litigation or bankruptcy claims may be used to offset costs with respect to the litigation rather than to recover losses on the defaulted NPF Securities. Special Purpose Holding Fund (through its investment in SPV) has received distributions out of the bankruptcy estate of NCFE and its affiliated operations, but it is uncertain whether or not more distributions may follow. In addition, Special Purpose Holding Fund (through its investment in SPV) has received cash settlements against certain defendants related to the NCFE offerings, but the litigation against the remaining defendants is not predictable, and the amount of time it may take to settle the remaining litigation is unknown at this time.

Temporary Defensive Positions. If deemed prudent by the Manager, the Funds (other than Domestic Bond Fund, Short-Duration Collateral Fund, Short-Duration Collateral Share Fund, Special Purpose Holding Fund and U.S. Treasury Fund) may take temporary defensive positions. Many of the Funds have previously taken temporary defensive positions and have exercised the right to honor redemption requests in-kind.

To the extent a Fund takes a temporary defensive position, or otherwise holds cash, cash equivalents, or high quality debt investments on a temporary basis, the Fund may not achieve its investment objective.

4.	Derivative financial instruments

Information in this section is applicable for all Funds except Special Purpose Holding Fund.

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Funds’ portfolios. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap agreements, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Funds may use derivatives as substitutes for direct investment in securities or other assets. In particular, the Funds may use swaps or other derivatives on an index, a single security, or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Funds also may use currency derivatives (including forward currency contracts, futures contracts, swap agreements and options) to gain exposure to a given currency.

The Funds may use derivatives in an attempt to reduce their investment exposures (which may result in a reduction below zero). For example, a Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. A Fund also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

156

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

The Funds may use derivatives in an attempt to adjust elements of their investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. In adjusting their investment exposures, a Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

Each of the Funds is not limited in its use of derivatives or in the absolute face value of its derivative positions. As a result of their derivative positions, the Funds will typically have (or may have, in the case of Domestic Bond Fund) gross investment exposures in excess of its net assets (i.e., the Fund will be (or may be, in the case of Domestic Bond Fund) leveraged) and therefore are subject to heightened risk of loss. The Funds’ (other than Domestic Bond Fund) performance can depend substantially, if not primarily, on derivative reference assets that the Funds do not own.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. See “Investments and other risks” above for further information.

157

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

For Funds that held derivatives during the year ended February 28, 2013, the following table shows how the Fund used these derivatives (marked with an X):

Type of Derivative and Objective for Use	Asset Allocation Bond Fund	Core Plus Bond Fund	Currency Hedged International Bond Fund	Debt Oppor- tunities Fund	Domestic Bond Fund	Emerging Country Debt Fund	Global Bond Fund	International Bond Fund	Strategic Fixed Income Fund	U.S. Treasury Fund	World Opportunity Overlay Fund
Forward currency contracts
Adjust currency exchange rate risk		X	X			X	X	X	X
Adjust exposure to foreign currencies		X	X			X	X	X	X
Futures contracts
Adjust exposure to certain markets											X
Adjust interest rate exposure	X	X	X				X	X	X		X
Maintain the diversity and liquidity of the portfolio	X	X	X				X	X	X		X
Options (Purchased)
Adjust currency exchange rate risk		X	X				X	X			X
Adjust exposure to foreign currencies		X	X				X	X			X
Adjust interest rate exposure	X					X			X		X
Maintain the diversity and liquidity of the portfolio											X
Options (Written)
Achieve exposure to a reference entity’s credit						X
Adjust currency exchange rate risk											X
Adjust exposure to foreign currencies											X
Adjust interest rate exposure	X								X
Maintain the diversity and liquidity of the portfolio											X
Swap agreements
Achieve exposure to a reference entity’s credit		X	X			X	X	X			X
Adjust exposure to certain markets		X				X
Adjust interest rate exposure		X	X			X	X	X	X		X
Provide a measure of protection against default loss		X	X		X	X	X	X			X
Rights and/or warrants
Adjust exposure to certain markets						X

158

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

Forward currency contracts

The Funds (except U.S. Treasury Fund) may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by each Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose a Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. Forward currency contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Futures contracts

The Funds may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, a Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by each Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statements of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Funds to the risk that they may not be able to enter into a closing transaction due to an illiquid market. Futures contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Options

The Funds may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options a Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. A Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. Purchased option contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

The Funds may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies they own or in which they may invest. Writing options alters a Fund’s exposure to the underlying asset by, in the case of a call option, obligating that Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating that Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, a Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that a Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose a Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. Written option contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

When an option contract is closed, that Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statements of Operations.

159

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

For the year ended February 28, 2013, investment activity in options contracts written by the Funds were as follows:

	Puts			Calls

	Principal Amount of Contracts	Number of Contracts	Premiums	Principal Amount of Contracts	Number of Contracts	Premiums
Asset Allocation Bond Fund
Outstanding, beginning of year	$—	2,200	$2,463,734	$290,000,000	—	$490,750
Options written	—	3,366	2,391,174	30,000,000	1,700	1,809,016
Options bought back	—	(1,822)	(2,989,310)	(280,000,000)	(1,700)	(2,002,766)
Options expired	—	(3,744)	(1,865,598)	(40,000,000)	—	(297,000)
Options exercised	—	—	—	—	—	—

Outstanding, end of year	$—	—	$—	$—	—	$—

Strategic Fixed Income Fund
Outstanding, beginning of year	$—	—	$—	$2,150,000,000	—	$1,384,579
Options written	—	—	—	—	—	—
Options bought back	—	—	—	(1,750,000,000)	—	(1,074,579)
Options expired	—	—	—	(400,000,000)	—	(310,000)
Options exercised	—	—	—	—	—	—

Outstanding, end of year	$—	—	$—	$—	—	$—

World Opportunity Overlay Fund
Outstanding, beginning of year	$—	—	$—	3,000,000	—	$1,097,998
Options written	—	—	—	3,000,000	—	1,613,880
Options bought back	—	—	—	—	—	—
Options expired	—	—	—	—	—	—
Options exercised	—	—	—	—	—	—

Outstanding, end of year	$—	—	$—	6,000,000	—	$2,711,878

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Funds value OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Funds may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap agreements are net settled. When entering into a swap agreement and during the term of the transaction, a Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Funds do not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses on the Statements of Operations. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or loss in the Statements of Operations.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

160

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

In a credit linked option contract, one party makes payments to another party in exchange for the option to exercise a contract where the buyer has the right to receive a specified return if a credit event (e.g. default or similar event) occurs with respect to a reference entity or entities and a specified decrease in the value of the related collateral occurs. A writer of a credit linked option receives periodic payments in return for its obligation to pay an agreed-upon value to the other party if they exercise their option in the case of a credit event. If no credit event occurs, the seller has no payment obligation and will keep the premiums received.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Funds price their swap agreements daily using industry standard models that may incorporate quotations from market makers or pricing vendors and record the change in value, if any, as unrealized gain or loss in the Statements of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that a Fund has amounts on deposit in excess of amounts owed by that Fund, or that any collateral the other party posts is insufficient or not timely received by a Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. Swap agreements outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Rights and warrants

The Funds may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in the section entitled “Options” above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. Additionally, Emerging Country Debt Fund owns warrants linked to the price of oil. Rights and/or warrants outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

As provided by U.S. GAAP, the table below is based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Funds (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

161

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

The Effect of Derivative Instruments on the Statements of Assets and Liabilities as of February 28, 2013 and the Statements of Operations for the year ended February 28, 2013^:

	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Other Contracts	Total
Asset Allocation Bond Fund
Net Realized Gain (Loss) on:
Investments (purchased options)	$—	$—	$—	$(2,514,860)	$—	$(2,514,860)
Futures Contracts	—	—	—	51,427	—	51,427
Written Options	—	—	—	2,783,508	—	2,783,508

Total	$—	$—	$—	$320,075	$—	$320,075

Change in Net Unrealized Appreciation (Depreciation) on:
Investments (purchased options)	$—	$—	$—	$396,061	$—	$396,061
Written Options	—		—	(390,324)	—	(390,324)

Total	$—	$—	$—	$5,737	$—	$5,737

Core Plus Bond Fund
Asset:
Unrealized Appreciation on Forward Currency Contracts	$—	$—	$1,283,004	$—	$—	$1,283,004
Unrealized Appreciation on Futures Contracts*	—	—	—	589,932	—	589,932

Total	$—	$—	$1,283,004	$589,932	$—	$1,872,936

Liability:
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$(1,462,233)	$—	$—	$(1,462,233)
Unrealized Depreciation on Futures Contracts*	—	—	—	(802,781)	—	(802,781)
Unrealized Depreciation on Swap Agreements	(1,618,804)	—	—	(281,132)	—	(1,899,936)

Total	$(1,618,804)	$—	$(1,462,233)	$(1,083,913)	$—	$(4,164,950)

Net Realized Gain (Loss) on:
Investments (purchased options)	$—	$—	$(231,329)	$—	$—	$(231,329)
Forward Currency Contracts	—	—	1,842,471	—	—	1,842,471
Futures Contracts	—	—	—	1,053,891	—	1,053,891
Swap Agreements	4,982	—	—	6,571,322	—	6,576,304

Total	$4,982	$—	$1,611,142	$7,625,213	$—	$9,241,337

Change in Net Unrealized Appreciation (Depreciation) on:
Investments (purchased options)	$—	$—	$—	$—	$—	$—
Forward Currency Contracts	—		(322,694)	—	—	(322,694)
Futures Contracts	—	—	—	(5,331)	—	(5,331)
Swap Agreements	75,552	—	—	(1,647,975)	—	(1,572,423)

Total	$75,552	$—	$(322,694)	$(1,653,306)	$—	$(1,900,448)

162

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Other Contracts	Total
Currency Hedged International Bond Fund
Asset:
Unrealized Appreciation on Forward Currency Contracts	$—	$—	$736,716	$—	$—	$736,716
Unrealized Appreciation on Futures Contracts*	—	—	—	190,941	—	190,941

Total	$—	$—	$736,716	$190,941	$—	$927,657

Liability:
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$(431,988)	$—	$—	$(431,988)
Unrealized Depreciation on Futures Contracts*	—	—	—	(191,347)	—	(191,347)
Unrealized Depreciation on Swap Agreements	(82,027)	—	—	(89,868)	—	(171,895)

Total	$(82,027)	$—	$(431,988)	$(281,215)	$—	$(795,230)

Net Realized Gain (Loss) on:
Investments (purchased options)	$—	$—	$(65,647)	$—	$—	$(65,647)
Forward Currency Contracts	—	—	558,328	—	—	558,328
Futures Contracts	—	—	—	944,642	—	944,642
Swap Agreements	(619,627)	—	—	735,359	—	115,732

Total	$(619,627)	$—	$492,681	$1,680,001	$—	$1,553,055

Change in Net Unrealized Appreciation (Depreciation) on:
Forward Currency Contracts	$—	$—	$699,799	$—	$—	$699,799
Futures Contracts	—	—	—	(183,127)	—	(183,127)
Swap Agreements	657,774	—	—	(587,482)	—	70,292

Total	$657,774	$—	$699,799	$(770,609)	$—	$586,964

Domestic Bond Fund
Liability:
Unrealized Depreciation on Swap Agreements	$(17,101)	$—	$—	$—	$—	$(17,101)

Total	$(17,101)	$—	$—	$—	$—	$(17,101)

Net Realized Gain (Loss) on:
Swap Agreements	$(71,319)	$—	$—	$—	$—	$(71,319)

Total	$(71,319)	$—	$—	$—	$—	$(71,319)

Change in Net Unrealized Appreciation (Depreciation) on:
Swap Agreements	$21,973	$—	$—	$—	$—	$21,973

Total	$21,973	$—	$—	$—	$—	$21,973

Emerging Country Debt Fund
Asset:
Investments, at value (rights and/or warrants)	$—	$—	$—	$—	$11,013,004	$11,013,004
Unrealized Appreciation on Forward Currency Contracts	—	—	4,734,706	—	—	4,734,706
Unrealized Appreciation on Swap Agreements	43,310,122	—	—	158,272	—	43,468,394
Options	191,864	—	—	—	—	191,864

Total	$43,501,986	$—	$4,734,706	$158,272	$11,013,004	$59,407,968

Liability:
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$(483,926)	$—	$—	$(483,926)
Unrealized Depreciation on Swap Agreements	(42,717,022)	—	—	—	—	(42,717,022)
Options	(711,170)	—	—	—	—	(711,170)

Total	$(43,428,192)	$—	$(483,926)	$—	$—	$(43,912,118)

163

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Other Contracts	Total
Emerging Country Debt Fund (continued)
Net Realized Gain (Loss) on:
Investments (purchased options)	$—	$—	$—	$(363,787)	$—	$(363,787)
Forward Currency Contracts	—	—	10,997,709	—	—	10,997,709
Swap Agreements	16,730,565	—	—	786,455	—	17,517,020

Total	$16,730,565	$—	$10,997,709	$422,668	$—	$28,150,942

Change in Apprecation (Depreciation) on:
Investments (purchased options, rights and/or warrants)	$—	$—	$—	$363,787	$(52,951)	$310,836
Forward Currency Contracts	—	—	7,723,341	—	—	7,723,341
Swap Agreements	1,666,589	—	—	(909,316)	—	757,273
Options	(375,084)	—	—	—	—	(375,084)

Total	$1,291,505	$—	$7,723,341	$(545,529)	$(52,951)	$8,416,366

Global Bond Fund
Asset:
Unrealized Appreciation on Forward Currency Contracts	$—	$—	$535,580	$—	$—	$535,580
Unrealized Appreciation on Futures Contracts*	—	—	—	447,412	—	447,412

Total	$—	$—	$535,580	$447,412	$—	$982,992

Liability:
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$(1,615,200)	$—	$—	$(1,615,200)
Unrealized Depreciation on Futures Contracts*	—	—	—	(228,782)	—	(228,782)
Unrealized Depreciation on Swap Agreements	(123,040)	—	—	(201,240)	—	(324,280)

Total	$(123,040)	$—	$(1,615,200)	$(430,022)	$—	$(2,168,262)

Net Realized Gain (Loss) on:
Investments, at value (purchased options)	$—	$—	$(161,513)	$—	$—	$(161,513)
Forward Currency Contracts	—	—	(1,282,737)	—	—	(1,282,737)
Futures Contracts	—	—	—	716,602	—	716,602
Swap Agreements	(925,675)	—	—	1,383,407	—	457,732

Total	$(925,675)	$—	$(1,444,250)	$2,100,009	$—	$(269,916)

Change in Net Unrealized Appreciation (Depreciation) on:
Forward Currency Contracts	$—	$—	$(965,716)	$—	$—	$(965,716)
Futures Contracts	—		—	332,296	—	332,296
Swap Agreements	986,662	—	—	(1,036,084)	—	(49,422)

Total	$986,662	$—	$(965,716)	$(703,788)	$—	$(682,842)

International Bond Fund
Asset:
Unrealized Appreciation on Forward Currency Contracts	$—	$—	$253,341	$—	$—	$253,341
Unrealized Appreciation on Futures Contracts*	—	—	—	266,466	—	266,466

Total	$—	$—	$253,341	$266,466	$—	$519,807

Liability:
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$(1,126,342)	$—	$—	$(1,126,342)
Unrealized Depreciation on Futures Contracts*	—	—	—	(117,775)	—	(117,775)
Unrealized Depreciation on Swap Agreements	(425,897)	—	—	(90,820)	—	(516,717)

Total	$(425,897)	$—	$(1,126,342)	$(208,595)	$—	$(1,760,834)

164

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Other Contracts	Total
International Bond Fund (continued)
Net Realized Gain (Loss) on:
Investments (purchased options)	$—	$—	$(69,815)	$—	$—	$(69,815)
Forward Currency Contracts	—	—	(1,979,918)	—	—	(1,979,918)
Futures Contracts	—	—	—	1,147,972	—	1,147,972
Swap Agreements	(54,290)	—	—	478,772	—	424,482

Total	$(54,290)	$—	$(2,049,733)	$1,626,744	$—	$(477,279)

Change in Net Unrealized Appreciation (Depreciation) on:
Forward Currency Contracts	$—	$—	$(374,097)	$—	$—	$(374,097)
Futures Contracts	—	—	—	8,539	—	8,539
Swap Agreements	(106)	—	—	(338,026)	—	(338,132)

Total	$(106)	$—	$(374,097)	$(329,487)	$—	$(703,690)

Strategic Fixed Income Fund
Asset:
Unrealized Appreciation on Forward Currency Contracts	$—	$—	$9,742,213	$—	$—	$9,742,213
Unrealized Appreciation on Futures Contracts*	—	—	—	4,138,579	—	4,138,579
Unrealized Appreciation on Swap Agreements	—	—	—	10,476,634	—	10,476,634

Total	$—	$—	$9,742,213	$14,615,213	$—	$24,357,426

Liability:
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$(11,111,033)	$—	$—	$(11,111,033)
Unrealized Depreciation on Futures Contracts*	—	—	—	(6,189,412)	—	(6,189,412)
Unrealized Depreciation on Swap Agreements	—	—	—	(2,359,663)	—	(2,359,663)

Total	$—	$—	$(11,111,033)	$(8,549,075)	$—	$(19,660,108)

Net Realized Gain (Loss) on:
Investments (purchased options)	$—	$—	$—	9,305,521	$—	$9,305,521
Forward Currency Contracts	—	—	7,539,921	—	—	7,539,921
Futures Contracts	—	—	—	14,462,544	—	14,462,544
Written Options	—	—	—	(1,933,815)	—	(1,933,815)
Swap Agreements	—	—	—	86,889,215	—	86,889,215

Total	$—	$—	$7,539,921	$108,723,465	$—	$116,263,386

Change in Net Unrealized Appreciation (Depreciation) on:
Investments (purchased options)	$—	$—	$—	$(9,131,322)	$—	$(9,131,322)
Forward Currency Contracts	—	—	(1,368,820)	—	—	(1,368,820)
Futures Contracts	—	—	—	(4,697,215)	—	(4,697,215)
Written Options	—	—	—	2,268,718	—	2,268,718
Swap Agreements	—	—	—	(43,705,455)	—	(43,705,455)

Total	$—	$—	$(1,368,820)	$(55,265,274)	$—	$(56,634,094)

World Opportunity Overlay Fund
Asset:
Investments, at value (purchased options)	$—	$—	$553,967	$14,676,864	$—	$15,230,831
Unrealized Appreciation on Swap Agreements	—	—	—	7,525,975	—	7,525,975

Total	$—	$—	$553,967	$22,202,839	$—	$22,756,806

Liability:
Written Options, at value	$—	$—	$(240,133)	$—	$—	$(240,133)
Unrealized Depreciation on Swap Agreements	—	—	—	(67,862,324)	—	(67,862,324)

Total	$—	$—	$(240,133)	$(67,862,324)	$—	$(68,102,457)

165

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Other Contracts	Total
World Opportunity Overlay Fund (continued)
Net Realized Gain (Loss) on:
Futures Contracts	$—	$—	$—	$6,131,760	$—	$6,131,760
Swap Agreements	296,692	—	—	5,842,365	—	6,139,057

Total	$296,692	$—	$—	$11,974,125	$—	$12,270,817

Change in Net Unrealized Appreciation (Depreciation) on:
Investments (purchased options)	$—	$—	$(1,722,265)	$(76,160)	$—	$(1,798,425)
Written Options	—	—	1,513,642	—	—	1,513,642
Swap Agreements	(304,547)	—	—	(3,823,222)	—	(4,127,769)

Total	$(304,547)	$—	$(208,623)	$(3,899,382)	$—	$(4,412,552)

^	Because the Funds value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.
*	The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Year end variation margin on open futures contracts is reported within the Statements of Assets and Liabilities.

The average volume of derivative activity, based on absolute values (forward currency contracts, futures contracts, rights and/or warrants), notional amounts (swap agreements) or principal amounts (options) outstanding at each month-end, was as follows for the year ended February 28, 2013.

	Forward Currency Contracts ($)	Futures Contracts ($)	Swap Agreements ($)	Options ($)	Rights and/or warrants ($)
Asset Allocation Bond Fund	—	680,883	—	185,879,583	—
Core Plus Bond Fund	165,253,649	157,795,393	199,004,704	5,750,724	—
Currency Hedged International Bond Fund	77,703,108	51,975,551	33,935,642	1,631,962	—
Domestic Bond Fund	—	—	11,500,000	—	—
Emerging Country Debt Fund	404,614,502	—	3,480,453,723	83,666,667	10,707,063
Global Bond Fund	135,276,457	126,675,619	57,076,147	4,015,145	—
International Bond Fund	79,149,896	62,510,335	23,596,446	1,735,579	—
Strategic Fixed Income Fund	554,759,164	569,976,754	544,621,771	266,666,667	—
World Opportunity Overlay Fund	—	225,754,939	6,288,960,290	200,408,849	—

166

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

5.	Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to each Fund. That fee, if any, is paid monthly at the annual rate equal to the percentage of each Fund’s average daily net assets set forth in the table below:

	Asset Allo- cation Bond Fund	Core Plus Bond Fund	Currency Hedged Inter- national Bond Fund	Debt Oppor- tunities Fund	Domestic Bond Fund	Emerging Country Debt Fund	Global Bond Fund	Inter- national Bond Fund	Short- Duration Collateral Fund	Short-Duration Collateral Share Fund	Special Purpose Holding Fund	Strategic Fixed Income Fund	U.S. Treasury Fund	World Oppor- tunities Overlay Fund
Management Fee	0.25%	0.25%	0.25%	0.25%	0.10% (currently 0.05% waived)	0.35%	0.19%	0.25%	—	0.05%	—	0.25%	0.08% (currently 0.08% waived)	—

In addition, each class of shares of certain Funds pay the Manager a shareholder service fee for providing client services and reporting, such as performance information, client account information, personal and electronic access to Fund information, access to analysis and explanations of Fund reports, and assistance in maintaining and correcting client-related information. Shareholder service fees are paid monthly equal to the percentage of each applicable Fund’s average daily net assets set forth in the table below:

Fund Name	Class III		Class IV	Class VI
Asset Allocation Bond Fund	0.15%			0.055%
Core Plus Bond Fund	0.15%		0.10%
Currency Hedged International Bond Fund	0.15%
Debt Opportunities Fund	0.15%	*		0.055%
Domestic Bond Fund	0.15%			0.055%
Emerging Country Debt Fund	0.15%		0.10%
Global Bond Fund	0.15%
International Bond Fund	0.15%
Short-Duration Collateral Share Fund	0.15%			0.055%	*
Strategic Fixed Income Fund	0.15%			0.055%

*	Class is offered but currently has no shareholders as of February 28, 2013.

167

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

For each Fund other than Global Bond Fund and Emerging Country Debt Fund, the Manager has contractually agreed to reimburse the Fund for its “Specified Operating Expenses” (as defined below). Any such reimbursements are paid to a Fund concurrently with the Fund’s payment of management fees to the Manager. For Global Bond Fund, the Manager has contractually agreed to reimburse the Fund for the portion of its “Specified Operating Expenses” (as defined below) that exceeds 0.06% of the Fund’s average daily net assets.

Subject to the exclusions noted below, “Specified Operating Expenses” means only the following expenses to the extent that they are borne by a Fund: audit expenses, fund accounting expenses, pricing service expenses, non-investment related tax expenses, transfer agency expenses, non-investment related legal expenses provided to the Funds by or at the direction of the Manager, federal securities law filing expenses, printing expenses, state and federal registration fees and custody expenses.

For each Fund that charges a management fee, the Manager will waive and/or reduce the Fund’s management fee, but not below zero, to the extent necessary to offset the management fees directly or indirectly paid by the Fund to the Manager as a result of the Fund’s direct or indirect investments in other GMO Funds.

For each Fund that charges a shareholder service fee, the Manager will waive and/or reduce the shareholder service fee charged by each class of shares of the Fund, but not below zero, to the extent necessary to offset the shareholder service fees directly or indirectly paid by the class of shares of the Fund to the Manager as a result of the Fund’s direct or indirect investments in other GMO Funds.

These contractual waivers and reimbursements will continue through at least June 30, 2013 for each Fund unless the Funds’ Board of Trustees authorizes their modification or termination, or reduces the fee rates paid to the Manager under the Fund’s management contract or servicing and supplement support agreement.

In addition to the contractual waivers and reimbursements described above, the Manager has voluntarily agreed to waive Domestic Bond Fund’s management fee by 0.05% and U.S. Treasury Fund’s entire management fee. The Manager may change or terminate these voluntary waivers at any time.

The Funds’ portion of the gross fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any agents unaffiliated with the Manager during the year ended February 28, 2013 is shown in the table below and included in the Statements of Operations.

Fund Name	Independent Trustees and their legal counsel ($)	Agent unaffiliated with the Manager ($)
Asset Allocation Bond Fund	920	622
Core Plus Bond Fund	2,559	871
Currency Hedged International Bond Fund	760	116
Debt Opportunities Fund	6,075	1,034
Domestic Bond Fund	3,022	1,177
Emerging Country Debt Fund	30,206	6,988
Global Bond Fund	1,890	691
International Bond Fund	850	174
Short-Duration Collateral Fund	10,592	4,210
Short-Duration Collateral Share Fund	337	54
Consolidated Special Purpose Holding Fund	5	5
Strategic Fixed Income Fund	22,345	9,121
U.S. Treasury Fund	30,252	8,621
World Opportunity Overlay Fund	8,397	3,001

168

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

Certain Funds incur fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2013, these indirect fees and expenses expressed as an annualized percentage of each Fund’s average daily net assets were as follows:

Fund Name	Indirect Net Expenses (excluding shareholder service fees)	Indirect Shareholder Service Fees	Indirect Interest Expense	Total Indirect Expenses
Asset Allocation Bond Fund	< 0.001%	0.000%	0.000%	< 0.001%
Core Plus Bond Fund	0.026%	0.004%	0.008%	0.038%
Currency Hedged International Bond Fund	0.021%	0.004%	0.009%	0.034%
Debt Opportunities Fund	< 0.001%	0.000%	0.000%	< 0.001%
Domestic Bond Fund	0.002%	0.000%	0.000%	0.002%
Emerging Country Debt Fund	< 0.001%	0.000%	0.001%	0.001%
Global Bond Fund	0.026%	0.004%	0.008%	0.038%
International Bond Fund	0.028%	0.004%	0.008%	0.040%
Short-Duration Collateral Share Fund	0.002%	0.000%	0.000%	0.002%
Strategic Fixed Income Fund	0.019%	0.004%	0.009%	0.032%

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2013 are noted in the table below:

	Purchases ($)	Purchases ($)	Sales ($)	Sales ($)

Fund Name	U.S. Government Securities	Investments (Non-U.S. Government Securities)	U.S. Government Securities	Investments (Non-U.S. Government Securities)
Asset Allocation Bond Fund	289,524,031	77,443,840	282,957,755	72,749,901
Core Plus Bond Fund	319,778,116	49,787,724	276,058,211	67,899,725
Currency Hedged International Bond Fund	1,055,765	23,266,802	1,071,061	22,232,779
Debt Opportunities Fund	65,394,336	634,672,964	3,364,172	169,035,375
Domestic Bond Fund	—	29,725,000	—	49,832,000
Emerging Country Debt Fund	168,615,375	588,429,878	132,785,360	546,168,699
Global Bond Fund	9,993,727	74,266,820	310,664	67,142,346
International Bond Fund	2,211,120	20,670,153	2,503,605	12,485,025
Short-Duration Collateral Fund	—	—	23,935,017	495,410,460
Short-Duration Collateral Share Fund	—	19,558,309	—	559,800
Special Purpose Holding Fund	—	—	—	—
Strategic Fixed Income Fund	177,621,953	447,500,000	33,000,000	1,012,912,961
U.S. Treasury Fund	—	—	—	—
World Opportunity Overlay Fund	55,061,192	2,243,293	150,403,008	73,279,389

7.	Guarantees

In the normal course of business the Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Funds. Based on experience, the Manager is of the view that the risk of loss to the Funds in connection with the Funds’ indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Funds.

169

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

8.	Principal shareholders and related parties as of February 28, 2013

Fund Name	Number of shareholders that held more than 10% of the outstanding shares of the Fund		Percentage of outstanding shares of the Fund held by those shareholders owning greater than 10% of the outstanding shares of the Fund %	Percentage of the shares of the Fund held by senior management of the Manager and GMO Trust officers %	Percentage of the Fund’s shares held by accounts for which the Manager has investment discretion %
Asset Allocation Bond Fund	4		96.39	—	99.97
Core Plus Bond Fund	4		95.05	0.03	14.35
Currency Hedged International Bond Fund	1		93.69	0.01	93.69
Debt Opportunities Fund	4	*	88.01	0.01	99.90
Domestic Bond Fund	3	**	89.12	—	99.53
Emerging Country Debt Fund	1		15.14	0.07	35.17
Global Bond Fund	2		47.45	—	53.30
International Bond Fund	3		78.32	4.61	18.94
Short-Duration Collateral Fund	2	***	76.47	—	100.00
Short-Duration Collateral Share Fund	3		91.36	62.71	0.00
Special Purpose Holding Fund	3	**	65.12	0.01	59.87
Strategic Fixed Income Fund	2	**	68.06	—	100.00
U.S. Treasury Fund	3	*	57.07	0.12	99.25
World Opportunity Overlay Fund	2	**	76.88	—	100.00

*	Three of the shareholders are other funds of the Trust.
**	One of the shareholders is another fund of the Trust.
***	Two of the shareholders are other funds of the Trust.

9.	Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Funds shares were as follows:

	Year Ended February 28, 2013		Year Ended February 29, 2012

	Shares	Amount	Shares	Amount
Asset Allocation Bond Fund
Class III:
Shares sold	2,070,300	$50,655,398	2,215,003	$56,101,518
Shares issued to shareholders in reinvestment of distributions	33,254	807,729	230,723	5,670,371
Shares repurchased	(675,900)	(16,454,900)	(2,087,356)	(50,857,748)

Net increase (decrease)	1,427,654	$35,008,227	358,370	$10,914,141

Class VI:
Shares sold	3,476,815	$85,079,880	31,858,089	$788,397,938
Shares issued to shareholders in reinvestment of distributions	44,519	1,081,817	1,310,608	32,243,320
Shares repurchased	(4,660,888)	(113,592,513)	(47,990,770)	(1,177,931,307)

Net increase (decrease)	(1,139,554)	$(27,430,816)	(14,822,073)	$(357,290,049)

170

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

	Year Ended February 28, 2013		Year Ended February 29, 2012

	Shares	Amount	Shares	Amount
Core Plus Bond Fund
Class III:
Shares sold	16,631	$122,601	4,020	$28,545
Shares issued to shareholders in reinvestment of distributions	6,657	48,286	16,161	112,492
Shares repurchased	(20,196)	(150,173)	(15,816)	(119,000)

Net increase (decrease)	3,092	$20,714	4,365	$22,037

Class IV:
Shares sold	12,990	$95,672	1,356,414	$10,062,352
Shares issued to shareholders in reinvestment of distributions	1,142,149	8,301,987	2,814,246	19,629,357
Shares repurchased	(1,929,418)	(14,142,374)	(2,957,566)	(22,064,008)

Net increase (decrease)	(774,279)	$(5,744,715)	1,213,094	$7,627,701

Currency Hedged International Bond Fund
Class III:
Shares sold	61,437	$510,381	471,508	$3,824,048
Shares issued to shareholders in reinvestment of distributions	308,625	2,669,608	620,745	5,015,623
Shares repurchased	(1,063,707)	(8,978,407)	(1,118,076)	(9,730,349)

Net increase (decrease)	(693,645)	$(5,798,418)	(25,823)	$(890,678)

	Year Ended February 28, 2013		Year Ended February 29, 2012**

	Shares	Amount	Shares	Amount
Debt Opportunities Fund
Class VI:
Shares sold	21,056,932	$552,417,644	8,051,773	$200,808,630
Shares issued to shareholders in reinvestment of distributions	928,322	24,359,664	102,964	2,525,709
Shares repurchased	(71,734)	(1,838,578)	(67,422)	(1,699,452)
Purchase premium fees	—	2,214,206	—	211,607
Redemption fees	—	3,033	—	7

Net increase (decrease)	21,913,520	$577,155,969	8,087,315	$201,846,501

	Year Ended February 28, 2013		Year Ended February 29, 2012

	Shares	Amount	Shares*	Amount
Domestic Bond Fund
Class III:
Shares sold	—	$—	51,878	$1,676,175
Shares repurchased	—	—	(269,857)	(10,419,777)

Net increase (decrease)	—	$—	(217,979)	$(8,743,602)

Class VI:
Shares repurchased	—	—	(116,863)	$(3,855,947)

Net increase (decrease)	—	$—	(116,863)	$(3,855,947)

171

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

	Year Ended February 28, 2013		Year Ended February 29, 2012

	Shares	Amount	Shares	Amount
Emerging Country Debt Fund
Class III:
Shares sold	11,551,938	$117,933,939	7,669,279	$71,438,982
Shares issued to shareholders in reinvestment of distributions	2,987,123	30,018,467	4,252,151	37,652,708
Shares repurchased	(44,032,466)	(438,865,618)	(3,163,416)	(29,856,993)
Purchase premium fees	—	846,685	—	165,257
Redemption fees	—	591,943	—	324,846

Net increase (decrease)	(29,493,405)	$(289,474,584)	8,758,014	$79,724,800

Class IV:
Shares sold	94,347,392	$946,845,601	15,656,039	$149,225,217
Shares issued to shareholders in reinvestment of distributions	10,665,343	107,808,489	7,261,391	64,263,789
Shares repurchased	(36,884,162)	(357,467,931)	(29,805,144)	(284,012,838)
Purchase premium fees	—	2,330,408	—	288,269
Redemption fees	—	1,226,714	—	592,368

Net increase (decrease)	68,128,573	$700,743,281	(6,887,714)	$(69,643,195)

Global Bond Fund
Class III:
Shares sold	2,837,706	$23,577,950	322,587	$2,663,004
Shares issued to shareholders in reinvestment of distributions	212,699	1,778,023	839,897	6,689,283
Shares repurchased	(3,425,293)	(28,283,825)	(7,568,804)	(62,475,259)

Net increase (decrease)	(374,888)	$(2,927,852)	(6,406,320)	$(53,122,972)

International Bond Fund
Class III:
Shares sold	86,204	$586,912	38,093	$262,096
Shares issued to shareholders in reinvestment of distributions	109,873	727,361	523,598	3,579,527
Shares repurchased	(113,111)	(782,676)	(5,547,956)	(40,034,597)

Net increase (decrease)	82,966	$531,597	(4,986,265)	$(36,192,974)

Short-Duration Collateral Fund
Shares sold	—	$—	1,119,782	$9,650,000
Shares issued to shareholders in reinvestment of distributions	4,330,237	19,558,309	1,307,389	8,491,043
Shares repurchased	(1,694,994)	(6,939,554)	(5,539,245)	(40,053,185)

Net increase (decrease)	2,635,243	$12,618,755	(3,112,074)	$(21,912,142)

Short-Duration Collateral Share Fund
Class III:
Shares sold	—	$—	—	$—
Shares issued to shareholders in reinvestment of distributions	15,382	310,730	21,292	382,888
Shares repurchased	(26,005)	(513,346)	(100,671)	(1,844,721)

Net increase (decrease)	(10,623)	$(202,616)	(79,379)	$(1,461,833)

172

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

	Year Ended February 28, 2013		Year Ended February 29, 2012

	Shares	Amount	Shares	Amount
Special Purpose Holding Fund
Shares sold	9,192	$5,791	—	$—
Shares repurchased	(38,110)	(21,696)	—	—

Net increase (decrease)	(28,918)	$(15,905)	—	$—

Strategic Fixed Income Fund
Class III:
Shares sold	4,421,324	$73,477,169	1,774,589	$28,197,030
Shares issued to shareholders in reinvestment of distributions	495,003	7,990,328	198,859	3,219,523
Shares repurchased	(1,542,929)	(25,227,561)	(2,153,263)	(34,749,893)
Purchase premiums	—	16,252	—	1,644
Redemption fees	—	77,741	—	9,163

Net increase (decrease)	3,373,398	$56,333,929	(179,815)	$(3,322,533)

Class VI:
Shares sold	5,866,043	$97,724,127	64,732,528	$1,041,991,741
Shares issued to shareholders in reinvestment of distributions	9,642,991	155,806,074	7,877,694	127,539,872
Shares repurchased	(59,770,229)	(980,587,712)	(86,853,614)	(1,419,217,661)
Purchase premium fees	—	272,112	—	51,705
Redemption fees	—	1,879,192	—	345,632

Net increase (decrease)	(44,261,195)	$(724,906,207)	(14,243,392)	$(249,288,711)

U.S. Treasury Fund
Shares sold	355,478,405	$8,887,223,258	221,793,362	$5,546,537,229
Shares issued to shareholders in reinvestment of distributions	64,744	1,618,607	26,809	670,323
Shares repurchased	(321,319,710)	(8,033,205,655)	(212,143,296)	(5,305,235,173)

Net increase (decrease)	34,223,439	$855,636,210	9,676,875	$241,972,379

World Opportunity Overlay Fund
Shares sold	226,302	$5,575,000	2,298,880	$52,352,107
Shares repurchased	(8,934,717)	(216,595,142)	(4,150,178)	(95,229,351)

Net increase (decrease)	(8,708,415)	$(211,020,142)	(1,851,298)	$(42,877,244)

*	Shares were adjusted to reflect a 1:9 reverse stock split effective January 17, 2012.
**	Period from October 3, 2011 (commencement of operations) through February 29, 2012.

173

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

10.	Investments in affiliated issuers

A summary of the Funds’ transactions in the shares of other funds of the Trust during the year ended February 28, 2013 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Return of Capital	Value, end of period
Asset Allocation Bond Fund
GMO U.S. Treasury Fund	$370,970	$77,504,832	$77,375,675	$5,376	$—	$—	500,127

Core Plus Bond Fund
GMO Emerging Country Debt Fund, Class IV	$8,944,682	$808,567	$—	$808,567	$—	$—	$10,477,792
GMO Short-Duration Collateral Fund	44,205,643	—	—	411,519	—	20,076,610	28,926,511
GMO Special Purpose Holding Fund	46,929	—	—	—	—	—	50,683
GMO U.S. Treasury Fund	54,757,597	48,979,158	64,150,000	73,036	6,121	—	39,587,555
GMO World Opportunity Overlay Fund	48,730,950	—	—	—	—	—	52,142,116

Totals	$156,685,801	$49,787,725	$64,150,000	$1,293,122	$6,121	$20,076,610	$131,184,657

Currency Hedged International Bond Fund
GMO Emerging Country Debt Fund, Class IV	$2,653,854	$239,899	$—	$239,899	$—	$—	$3,108,722
GMO Short-Duration Collateral Fund	15,990,980	—	—	148,863	—	7,262,527	10,463,896
GMO Special Purpose Holding Fund	2,748	—	—	—	—	—	2,968
GMO U.S. Treasury Fund	6,113,892	13,056,753	12,450,000	6,115	625	—	6,719,605
GMO World Opportunity Overlay Fund	14,393,171	—	—	—	—	—	15,400,692

Totals	$39,154,645	$13,296,652	$12,450,000	$394,877	$625	$7,262,527	$35,695,883

Debt Opportunities Fund
GMO U.S. Treasury Fund	$5,700,337	$85,112,982	$62,801,578	$12,256	$1,600	$—	$28,007,742

Domestic Bond Fund
GMO Short-Duration Collateral Fund	271,648,602	—	—	2,528,825	—	123,373,009	177,756,635
GMO Special Purpose Holding Fund	741	—	—	—	—	—	801
GMO U.S. Treasury Fund	11,160,351	29,725,000	40,520,000	3,683	29	—	365,351

Totals	$282,809,694	$29,725,000	$40,520,000	$2,532,508	$29	$123,373,009	$178,122,787

Emerging Country Debt Fund
GMO Short-Duration Collateral Fund	$23,697,448	$—	$—	$220,604	$—	$10,762,527	$15,506,720
GMO Special Purpose Holding Fund	10,705	—	—	—	—	—	11,561
GMO U.S. Treasury Fund	31	—	—	—	—	—	31
GMO World Opportunity Overlay Fund	36,370,768	—	—	—	—	—	38,916,722

Totals	$60,078,952	$—	$—	$220,604	$—	$10,762,527	$54,435,034

Global Bond Fund
GMO Emerging Country Debt Fund, Class IV	$6,142,346	$1,523,587	$—	$623,587	$—	$—	$8,188,930
GMO Short-Duration Collateral Fund	46,924,424	—	—	436,828	—	21,311,383	30,705,579
GMO Special Purpose Holding Fund	22,919	—	—	—	—	—	24,753
GMO U.S. Treasury Fund	5,678,525	62,718,715	35,050,000	16,440	2,275	—	33,345,121
GMO World Opportunity Overlay Fund	33,933,220	5,475,000	4,040,000	—	—	—	37,691,995

Totals	$92,701,434	$69,717,302	$39,090,000	$1,076,855	$2,275	$21,311,383	$109,956,378

174

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Return of Capital	Value, end of period
International Bond Fund
GMO Emerging Country Debt Fund, Class IV	$2,611,090	$263,278	$—	$238,277	$—	$—	$3,087,707
GMO Short-Duration Collateral Fund	23,723,942	—	—	220,851	—	10,774,560	15,524,056
GMO Special Purpose Holding Fund	18,733	—	—	—	—	—	20,231
GMO U.S. Treasury Fund	2,252,700	16,854,443	8,900,000	4,011	432	—	10,208,382
GMO World Opportunity Overlay Fund	14,575,940	100,000	—	—	—	—	15,702,723

Totals	$43,182,405	$17,217,721	$8,900,000	$463,139	$432	$10,774,560	$44,543,099

Short-Duration Collateral Share Fund
GMO Short-Duration Collateral Fund	$33,067,148	$19,558,309	$559,800	$371,161	$—	$19,187,148	$38,038,518

Strategic Fixed Income Fund
GMO Emerging Country Debt Fund, Class IV	$94,657,168	$—	$27,830,000	$5,897,345	$—	$—	$71,686,956
GMO Short-Duration Collateral Fund	628,153,719	—	—	5,847,594	—	285,284,791	411,040,185
GMO U.S. Treasury Fund	775,731,079	447,500,000	820,600,000	487,810	25,939	—	402,640,955
GMO World Opportunity Overlay Fund	571,618,774	—	149,560,000	—	—	—	453,187,336

Totals	$2,070,160,740	$447,500,000	$997,990,000	$12,232,749	$25,939	$285,284,791	$1,338,555,432

11.	Subsequent events

In March 2013, SPV received $30,275,329 (of which SPHF received its pro rata portion) in connection with the final settlement related to its investment in the NPF Securities.

Additionally, in March 2013, the Board of Trustees of GMO Trust approved the liquidation of SPHF. It is expected that the Fund will liquidate in 2013.

175

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and Shareholders of GMO Asset Allocation Bond Fund, GMO Core Plus Bond Fund, GMO Currency Hedged International Bond Fund, GMO Debt Opportunities Fund, GMO Domestic Bond Fund, GMO Emerging Country Debt Fund, GMO Global Bond Fund, GMO International Bond Fund, GMO Short-Duration Collateral Fund, GMO Short-Duration Collateral Share Fund, GMO Special Purpose Holding Fund, GMO Strategic Fixed Income Fund, GMO U.S. Treasury Fund, and GMO World Opportunity Overlay Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets, and of cash flows (as applicable), and the financial highlights present fairly, in all material respects, the financial position of GMO Asset Allocation Bond Fund, GMO Core Plus Bond Fund, GMO Currency Hedged International Bond Fund, GMO Debt Opportunities Fund, GMO Domestic Bond Fund, GMO Emerging Country Debt Fund, GMO Global Bond Fund, GMO International Bond Fund, GMO Short-Duration Collateral Fund, GMO Short-Duration Collateral Share Fund, GMO Special Purpose Holding Fund (Consolidated), GMO Strategic Fixed Income Fund, GMO U.S. Treasury Fund, and GMO World Opportunity Overlay Fund (collectively, the “Funds”), at February 28, 2013, the results of each of their operations, the changes in each of their net assets, their cash flows (as applicable), and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2013 by correspondence with the custodian, transfer agent, and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

As discussed in Note 11 to the financial statements, the Board of Trustees has approved the liquidation of GMO Special Purpose Holding Fund on March 14, 2013.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 23, 2013

176

GMO Trust Funds

(A Series of GMO Trust)

Fund Expenses

February 28, 2013 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2013.

As a shareholder of the Funds, you may in incur two types of costs: (1) transactions costs, including purchase premium and redemption fees, if applicable; and (2) ongoing costs, including direct and/or indirect management fees, direct and/or indirect shareholder services fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in Dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2012 through February 28, 2013.

Actual Expenses

This section of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

This section of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, this section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual			Hypothetical
	Beginning Account Value September 1, 2012	Ending Account Value February 28, 2013	Expenses Paid During the Period*	Beginning Account Value September 1, 2012	Ending Account Value February 28, 2013	Expenses Paid During the Period*	Annualized Net Expense Ratio
Asset Allocation Bond Fund
Class III	$1,000.00	$999.60	$1.98	$1,000.00	$1,022.81	$2.01	0.40%
Class VI	$1,000.00	$1,000.40	$1.54	$1,000.00	$1,023.26	$1.56	0.31%
Core Plus Bond Fund
Class III	$1,000.00	$1,033.10	$2.12	$1,000.00	$1,022.71	$2.11	0.42%
Class IV	$1,000.00	$1,034.90	$1.87	$1,000.00	$1,022.96	$1.86	0.37%
Currency Hedged International Bond Fund
Class III	$1,000.00	$1,046.60	$2.23	$1,000.00	$1,022.61	$2.21	0.44%
Debt Opportunities Fund
Class VI	$1,000.00	$1,056.00	$1.58	$1,000.00	$1,023.26	$1.56	0.31%
Domestic Bond Fund
Class III	$1,000.00	$1,071.40	$1.08	$1,000.00	$1,023.75	$1.05	0.21%
Class VI	$1,000.00	$1,072.10	$0.57	$1,000.00	$1,024.25	$0.55	0.11%
Emerging Country Debt Fund
Class III	$1,000.00	$1,084.80	$3.05	$1,000.00	$1,021.87	$2.96	0.59%
Class IV	$1,000.00	$1,084.40	$2.79	$1,000.00	$1,022.12	$2.71	0.54%
Global Bond Fund
Class III	$1,000.00	$1,005.70	$2.14	$1,000.00	$1,022.66	$2.16	0.43%
International Bond Fund
Class III	$1,000.00	$989.90	$2.22	$1,000.00	$1,022.56	$2.26	0.45%
Short-Duration Collateral Fund
Core Shares	$1,000.00	$1,087.10	$0.00	$1,000.00	$1,024.79	$0.00	0.00%

177

GMO Trust Funds

(A Series of GMO Trust)

Fund Expenses — (Continued)

February 28, 2013 (Unaudited)

	Actual			Hypothetical
	Beginning Account Value September 1, 2012	Ending Account Value February 28, 2013	Expenses Paid During the Period*	Beginning Account Value September 1, 2012	Ending Account Value February 28, 2013	Expenses Paid During the Period*	Annualized Net Expense Ratio
Short-Duration Collateral Share Fund
Class III	$1,000.00	$1,086.30	$1.03	$1,000.00	$1,023.80	$1.00	0.20%
Special Purpose Holding Fund
Core Shares	$1,000.00	$887.10	$125.35	$1,000.00	$891.95	$125.67	26.79%
Strategic Fixed Income Fund
Class III	$1,000.00	$1,039.30	$2.07	$1,000.00	$1,022.76	$2.06	0.41%
Class VI	$1,000.00	$1,040.40	$1.62	$1,000.00	$1,023.21	$1.61	0.32%
U.S. Treasury Fund
Core Shares	$1,000.00	$1,000.60	$0.00	$1,000.00	$1,024.79	$0.00	0.00%
World Opportunity Overlay Fund
Core Shares	$1,000.00	$1,035.90	$0.20	$1,000.00	$1,024.60	$0.20	0.04%

*	Expenses are calculated using each Class’s annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2013, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

178

GMO Trust

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2013 (Unaudited)

The following information is being provided in order to meet reporting requirements set forth by the Code and/or to meet state-specific requirements. Shareholders should consult their tax advisors.

With respect to distributions paid, the applicable RIC Funds designate the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year-ended February 28, 2013:

Fund Name	U.S. Government Obligation Income(1,2)	Interest- Related Dividend Income(3)	Short- Term Capital Gain Dividends(3)	Long-Term Capital Gain Distributions
Asset Allocation Bond Fund	1.30%	87,570	2,028,566	—
Core Plus Bond Fund	10.81%	238,901	—	—
Currency Hedged International Bond Fund	4.28%	—	—	—
Debt Opportunities Fund	—	777,980	3,033,275	10,662,568
Domestic Bond Fund	—	1,765,035	—	—
Emerging Country Debt Fund	—	3,571,051	—	—
Global Bond Fund	21.11%	101,848	—	—
International Bond Fund	8.53%	—	—	—
Short-Duration Collateral Fund	—	6,915,139	—	—
Short-Duration Collateral Share Fund	—	21,609	—	—
Strategic Fixed Income Fund	2.88%	—	—	—
U.S. Treasury Fund	90.76%	—	228,045	—

(1)	Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.
(2)	All or a portion of these amounts may be exempt from taxation at the state level.
(3)	These amounts are generally exempt from U.S. withholding taxes for non-U.S. shareholders, provided certain conditions are satisfied by both the RIC Funds and the RIC Funds’ shareholders.

In early 2014, the RIC Funds will notify applicable shareholders of amounts for use in preparing 2013 U.S. federal income tax forms.

179

Trustees and Officers (Unaudited)

The following tables present information regarding each Trustee and officer of the Trust as of February 28, 2013. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1] Overseen	Other Directorships Held in the Past Five Years
Donald W. Glazer, Esq. DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises.	56	None.

Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Peter Moores Dean and Professor of Finance, University of Oxford Saïd Business School (as of July 1, 2011); Sylvan C. Coleman Professor of Financial Management, Harvard Business School (1989 – 2011).	56	Trustee of State Street Navigator Securities Lending Trust (2 Portfolios).

Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	56	Director of Courier Corporation (a book publisher and manufacturer).

[1]	The Fund Complex includes series of each of GMO Trust and GMO Series Trust. Mr. Kittredge also serves as a Trustee of GMO Series Trust.

[2]	As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2010 and December 31, 2011 these entities paid $1,238,183 and $230,579 respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

180

Interested Trustee and Officer
Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1] Overseen	Other Directorships Held in the Past Five Years
Joseph B. Kittredge, Jr.[3] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer of the Trust since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present).	74	None.

Officers

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years[1]
Joseph B. Kittredge, Jr. DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer of the Trust since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present).

Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Treasury and Tax (December 2006 – present), Fund Treasury and Tax Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Treasury and Tax, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Treasury and Tax, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley[4] DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Fund Treasury and Tax, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003 – 2007).

Jason Nagler DOB: 08/12/1982	Assistant Treasurer	Since September 2011.	Fund Treasury and Tax, Grantham, Mayo, Van Otterloo & Co. LLC (August 2009 – present); Audit Senior at Deloitte (August 2007 – August 2009); Audit Staff at Deloitte (January 2005 – August 2007).

John McGinty DOB: 08/11/1962	Chief Compliance Officer	Since March 2011.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009 – present); Senior Vice President and Deputy General Counsel (January 2007 – July 2009), Vice President and Associate General Counsel (February 2006 – December 2006), Fidelity Investments.

Jason B. Harrison DOB: 01/29/1977	Chief Legal Officer, Vice President-Law and Clerk	Chief Legal Officer since October 2010; Vice President-Law since October 2010; Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (February 2006 – present).

[1]	Each of Messrs. Burnett, Bohan, Kittredge, and Pottle and Mses. Trinque, and Mahoney serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser. Each officer listed in the table above also serves as an officer of GMO Series Trust.

[3]	Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above.

[4]	Effective March 27, 2013, Carolyn Haley no longer serves as an Assistant Treasurer of the funds.

181

Officers — (Continued)

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years[1]

David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present).

Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (March 2000 – present).

Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present).

Heather S. Mahoney DOB: 6/10/1974	Vice President and Assistant Clerk	Since March 2011.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (July 2004 – present).

Cheryl Wakeham DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (June 1993 – present).

[1]	Each of Messrs. Burnett, Bohan, Kittredge, and Pottle and Mses. Trinque, and Mahoney serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser. Each officer listed in the table above also serves as an officer of GMO Series Trust.

182

GMO Trust

Annual Report

February 28, 2013

Foreign Fund

Foreign Small Companies Fund

Global Focused Equity Fund

For a free copy of the Funds’ proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available on GMO’s website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO’s website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in these Funds and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

Foreign Fund

(A Series of GMO Trust)

Portfolio Managers

Day-to-day management of the Fund’s portfolio is the responsibility of the International Active Division at Grantham, Mayo, Van Otterloo  & Co. LLC.

Management Discussion and Analysis of Fund Performance

Class III shares of GMO Foreign Fund returned +6.8% for the fiscal year ended February 28, 2013, as compared with +9.8% for the MSCI EAFE Index.

Stock selection was flat for the fiscal year. Stock selection in Japan, Finland, Australia, Norway, and Switzerland added to relative performance. Stock selection in the United Kingdom, the Netherlands, France, and Denmark subtracted from relative performance.

Country selection detracted from relative performance by 3.0%. Negative contribution to country selection came from overweight positions in Italy and Japan. Underweight positions in Switzerland, Australia, and France also hurt performance. On the positive side, an underweight position in Spain added to relative returns.

Hedging subtracted 0.1% from relative performance due to a currency hedge against the falling Japanese yen.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

2

Foreign Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $35,000,000 Investment in

GMO Foreign Fund Class III Shares and the MSCI EAFE Index

As of February 28, 2013

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2013. All information is unaudited. Performance for classes may vary due to different fees.

MSCI	data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

3

Foreign Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2013 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	94.7%
Mutual Funds	1.6
Short-Term Investments	1.6
Preferred Stocks	1.3
Forward Currency Contracts	(0.0)^
Other	0.8

100.0%

Country Summary*	% of Investments
Japan	25.1%
United Kingdom	17.9
France	12.6
Germany	7.1
Italy	6.1
Australia	5.7
Switzerland	4.8
Netherlands	3.6
Spain	2.4
Russia	2.1
Norway	1.6
Hong Kong	1.4
Mexico	1.2
Thailand	1.2
South Korea	1.1
Brazil	1.0
Sweden	0.9
Taiwan	0.9
Denmark	0.7
Finland	0.7
Panama	0.6
Philippines	0.6
Ireland	0.5
Israel	0.2

100.0%

^	Rounds to 0.0%.

*	The table above shows country exposure in the Fund. The table excludes short-term investments. The table excludes exposure through forward currency contracts and includes exposure through other derivative financial instruments, if any. The table takes into account the market value of securities and options and the notional amounts of swap agreements and other derivative financial instruments, if any.

Industry Group Summary	% of Equity Investments**
Banks	17.6%
Energy	12.6
Capital Goods	9.1
Automobiles & Components	8.9
Materials	7.5
Telecommunication Services	5.1
Insurance	4.5
Technology Hardware & Equipment	4.5
Pharmaceuticals, Biotechnology & Life Sciences	4.1
Food, Beverage & Tobacco	4.0
Real Estate	4.0
Diversified Financials	3.8
Utilities	3.4
Media	3.1
Transportation	2.9
Food & Staples Retailing	1.4
Retailing	1.2
Consumer Services	1.2
Semiconductors & Semiconductor Equipment	0.6
Consumer Durables & Apparel	0.5

100.0%

**	Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks. This table excludes exposure to derivative contracts and ETF’s, if any. For a summary of derivative contract exposure, if any, see the summary of outstanding financial instruments section of the Schedule of Investments.

4

Foreign Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2013

Shares	Description	Value ($)

	COMMON STOCKS — 94.7%

	Australia — 5.5%
618,947	Asciano Group	3,514,037
343,015	Australia and New Zealand Banking Group Ltd	10,031,199
130,368	BHP Billiton Ltd	4,880,737
158,769	Leighton Holdings Ltd	3,807,065
1,067,414	Telstra Corp Ltd	4,996,151
293,218	Toll Holdings Ltd	1,843,812

	Total Australia	29,073,001

	Brazil — 0.5%
238,100	Equatorial Energia SA	2,404,577

	Denmark — 0.7%
468	AP Moller–Maersk A/S-Class A	3,735,816

	Finland — 0.6%
940,285	Nokia Oyj	3,416,874

	France — 12.2%
46,019	Accor SA	1,656,111
410,586	ArcelorMittal	6,147,162
109,592	AXA	1,895,892
105,045	BNP Paribas	5,875,606
80,112	Bouygues SA	2,257,836
41,127	Compagnie Generale des Etablissements Michelin-Class B	3,663,166
81,242	Compagnie de Saint-Gobain	3,228,002
36,796	Rexel SA	851,654
98,916	Sanofi	9,341,415
196,170	Societe Generale *	7,477,723
22,485	Sodexo	2,080,075
21,580	Technip SA	2,331,875
232,631	Total SA	11,614,269
22,847	Valeo SA	1,288,725
94,878	Veolia Environnement	1,191,755
156,159	Vivendi SA	3,275,672

	Total France	64,176,938

	Germany — 6.0%
50,964	Allianz SE (Registered)	6,948,237
110,162	Daimler AG (Registered)	6,543,746
68,005	Deutsche Post AG (Registered)	1,522,358
508,917	E.On AG	8,478,627
93,053	Metro AG	2,872,202
49,150	Siemens AG (Registered)	5,101,332

	Total Germany	31,466,502

Shares	Description	Value ($)

	Hong Kong — 1.4%
222,000	Cheung Kong Holdings Ltd	3,447,035
1,197,000	HKT Trust	1,187,182
1,398,000	New World Development Ltd	2,554,817

	Total Hong Kong	7,189,034

	Ireland — 0.5%
29,313	DCC Plc	1,028,986
26,112	Kerry Group Plc-Class A	1,464,498

	Total Ireland	2,493,484

	Israel — 0.2%
854,629	Bezeq Israeli Telecommunication Corp Ltd	1,093,580

	Italy — 5.8%
1,458,178	Enel SPA	5,262,861
311,446	ENI SPA	7,088,441
103,446	Lottomatica Group SPA	2,382,732
2,719,690	Mediaset SPA	6,000,647
328,291	Mediobanca SPA	1,984,854
59,655	Saipem SPA	1,592,854
474,167	Saras SPA *	536,857
3,888,493	Telecom Italia SPA	2,859,580
630,871	UniCredit SPA *	3,182,126

	Total Italy	30,890,952

	Japan — 24.1%
254	Activia Properties Inc (REIT)	1,929,174
686,000	Asahi Kasei Corp	4,052,269
62,100	Astellas Pharma Inc	3,354,504
107,800	Canon Inc	3,901,214
92,900	Daikin Industries Ltd	3,446,595
28,500	Daito Trust Construction Co Ltd	2,550,279
1,598	Fuji Media Holdings Inc	2,797,218
1,264	GLP J (REIT)	1,153,678
875,000	Hitachi Ltd	4,904,344
218,100	Honda Motor Co Ltd	8,156,636
425,000	Itochu Corp	4,903,950
501	Japan Retail Fund Investment Corp (REIT)	979,740
135,000	Japan Tobacco Inc	4,262,499
55,900	Lawson Inc	4,157,685
1,604,000	Mazda Motor Corp *	4,836,603
2,062,400	Mitsubishi UFJ Financial Group Inc	11,430,704
322,200	Mitsui & Co Ltd	4,769,698
688,600	Nissan Motor Co Ltd	6,976,424
66,000	Nitto Denko Corp	3,872,289
2,634	NTT Docomo Inc	4,072,130
268,000	Sekisui Chemical Co Ltd	2,599,209
1,806,000	Shinsei Bank Ltd	3,973,416
332,200	Sumitomo Mitsui Financial Group Inc	13,257,799

See accompanying notes to the financial statements.	5

Foreign Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Shares	Description	Value ($)

	Japan — (continued)
97,500	Sumitomo Realty & Development Co Ltd	3,296,233
69,900	TDK Corp	2,410,102
95,300	Tokio Marine Holdings Inc	2,686,575
175,000	Toyota Motor Corp	8,987,927
95,970	Yamada Denki Co Ltd	3,482,471

	Total Japan	127,201,365

	Mexico — 1.2%
941,700	Fibra Uno Administracion SA de CV (REIT)	2,919,262
2,000	Grupo Aeroportuario del Sureste SAB de CV ADR	263,740
422,300	Grupo Financiero Banorte SAB de CV-Class O	3,123,112

	Total Mexico	6,306,114

	Netherlands — 3.4%
72,095	Akzo Nobel NV	4,588,821
201,756	Delta Lloyd NV	3,555,899
555,001	ING Groep NV *	4,443,240
195,763	Koninklijke Philips Electronics NV	5,530,579

	Total Netherlands	18,118,539

	Norway — 1.6%
337,751	ProSafe SE	3,382,910
193,477	Statoil ASA	4,803,007

	Total Norway	8,185,917

	Panama — 0.6%
30,900	Copa Holdings SA-Class A	3,226,578

	Philippines — 0.5%
107,400	Cebu Air Inc	174,247
143,550	GT Capital Holdings Inc	2,648,189

	Total Philippines	2,822,436

	Russia — 2.0%
252,870	Gazprom OAO Sponsored ADR	2,245,285
274,285	Sberbank Sponsored ADR	3,769,012
100,217	TMK OAO (Registered)	1,489,638
271,200	VimpelCom Ltd Sponsored ADR	3,238,128

	Total Russia	10,742,063

	South Korea — 1.0%
73,060	LG Display Co Ltd *	2,044,653
2,016	Samsung Electronics Co Ltd	2,855,422
15,330	Shinhan Financial Group Co Ltd	603,100

	Total South Korea	5,503,175

Shares	Description	Value ($)

	Spain — 2.3%
265,757	Antena 3 de Television SA	1,574,482
434,247	Banco de Sabadell SA *	942,966
529,517	Banco Bilbao Vizcaya Argentaria SA	5,129,604
246,939	Mediaset Espana Comunicacion SA	1,731,803
128,321	Repsol YPF SA	2,729,548

	Total Spain	12,108,403

	Sweden — 0.8%
387,920	Nordea Bank AB	4,475,179

	Switzerland — 4.6%
165,874	ABB Ltd (Registered)	3,773,726
33,928	Novartis AG (Registered)	2,297,541
18,991	Roche Holding AG	4,345,297
8,864	Syngenta AG (Registered)	3,761,757
326,465	UBS AG (Registered)	5,158,248
18,622	Zurich Insurance Group AG *	5,084,255

	Total Switzerland	24,420,824

	Taiwan — 0.9%
231,416	Asustek Computer Inc	2,834,543
177,000	HTC Corp	1,674,559

	Total Taiwan	4,509,102

	Thailand — 1.1%
629,100	Bangkok Bank Pcl NVDR	4,627,646
3,375,800	Land & Houses Pcl NVDR	1,358,891

	Total Thailand	5,986,537

	United Kingdom — 17.2%
371,446	Aberdeen Asset Management Plc	2,416,437
79,503	AMEC Plc	1,255,457
230,199	BG Group Plc	4,059,217
81,793	BHP Billiton Plc	2,581,049
1,126,006	BP Plc	7,550,463
118,360	British American Tobacco Plc	6,157,491
719,485	BT Group Plc	2,920,195
152,575	Diageo Plc	4,575,139
133,711	Domino Printing Sciences Plc	1,417,380
66,198	GlaxoSmithKline Plc	1,458,789
354,467	Howden Joinery Group Plc	1,146,624
1,013,228	HSBC Holdings Plc	11,222,181
103,324	Imperial Tobacco Group Plc	3,740,208
219,452	Inchcape Plc	1,676,904
92,679	John Wood Group Plc	1,075,083
39,346	Johnson Matthey Plc	1,367,169
145,321	National Express Group Plc	483,737
287,970	Premier Oil Plc *	1,664,989
185,781	Prudential Plc	2,757,502

6	See accompanying notes to the financial statements.

Foreign Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Shares / Par Value		Description	Value ($)

		United Kingdom — (continued)
	128,630	Rio Tinto Plc	6,878,151
	186,422	Rolls-Royce Holdings Plc *	2,900,024
	167,794	Royal Dutch Shell Plc A Shares (London)	5,511,121
	153,279	Royal Dutch Shell Plc B Shares (London)	5,157,948
	112,201	Schroders Plc (Non Voting)	2,727,953
	87,763	Travis Perkins Plc	1,690,644
	79,872	Weir Group Plc (The)	2,833,158
	228,774	WPP Plc	3,645,267

		Total United Kingdom	90,870,280

		TOTAL COMMON STOCKS (COST $463,543,107)	500,417,270

		PREFERRED STOCKS — 1.3%

		Brazil — 0.5%
	92,500	Telefonica Brasil SA 5.83%	2,436,572

		Germany — 0.8%
	20,754	Volkswagen AG 2.19%	4,514,251

		TOTAL PREFERRED STOCKS (COST $6,578,950)	6,950,823

		MUTUAL FUNDS — 1.6%

		United States — 1.6%
		Affiliated Issuers
	327,224	GMO U.S. Treasury Fund	8,180,610

		TOTAL MUTUAL FUNDS (COST $8,180,610)	8,180,610

		SHORT-TERM INVESTMENTS — 1.6%

		Time Deposits — 1.6%
JPY	4,313,960	Citibank (New York) Time Deposit, 0.01%, due 03/01/13	46,542
AUD	132,558	JPMorgan Chase (New York) Time Deposit, 1.58%, due 03/01/13	135,401
NOK	285,169	JPMorgan Chase (New York) Time Deposit, 0.55%, due 03/01/13	49,675
USD	8,123,982	Societe Generale (Paris) Time Deposit, 0.08%, due 03/01/13	8,123,977

		Total Time Deposits	8,355,595

		TOTAL SHORT-TERM INVESTMENTS (COST $8,355,595)	8,355,595

		TOTAL INVESTMENTS — 99.2% (Cost $486,658,262)	523,904,298
		Other Assets and Liabilities (net) — 0.8%	4,401,114

		TOTAL NET ASSETS — 100.0%	$528,305,412

A summary of outstanding financial instruments at February 28, 2013 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
8/13/2013	DB	JPY	478,446,000	USD	5,141,678	$(27,294)

Notes to Schedule of Investments:

*	Non-income producing security.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 21.

See accompanying notes to the financial statements.	7

Foreign Small Companies Fund

(A Series of GMO Trust)

Portfolio Managers

Day-to-day management of the Fund’s portfolio is the responsibility of the International Active Division at Grantham, Mayo, Van Otterloo  & Co. LLC.

Management Discussion and Analysis of Fund Performance

Class III shares of GMO Foreign Small Companies Fund returned +12.9% for the fiscal year ended February 28, 2013, as compared with +9.4% for the S&P Developed ex-U.S. Small Cap Index.

Stock selection added 3.2% to relative performance in the fiscal year. Stock selection in Japan, the United Kingdom, Norway, and France helped relative performance. Stock selection in the Netherlands and Denmark subtracted from relative performance.

Country selection added 0.5% to relative performance for the fiscal year. The largest positive impacts from country selection came from underweight positions in Canada and Australia.

Hedging subtracted 0.2% from relative performance due to a currency hedge against the falling Japanese yen.

Because some of the securities and instruments held directly or indirectly by the Fund had positive fair value adjustments during the fiscal year (and the performance of indices are not fair valued), the Fund’s absolute and relative performance is better than it otherwise would have been.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

8

Foreign Small Companies Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO Foreign Small Companies Fund Class III Shares and the S&P Developed ex-U.S. Small Cap Index

As of February 28, 2013

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .50% on the purchase and .50% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited. Performance for classes may vary due to different fees.

*	For the period from March 16, 2009 to August 12, 2009, no Class IV shares were outstanding. Performance for that period is that of Class III shares, which have higher expenses. Therefore, the performance shown is higher than it would have been if Class III expenses had been applied throughout.

9

Foreign Small Companies Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2013 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	92.5%
Short-Term Investments	3.9
Mutual Funds	2.6
Preferred Stocks	1.1
Forward Currency Contracts	0.0 ^
Other	(0.1)

100.0%

Country Summary*	% of Investments
Japan	23.8%
United Kingdom	17.1
France	7.4
Germany	6.9
Italy	5.7
Australia	5.5
South Korea	5.1
Switzerland	4.1
Canada	3.4
Brazil	3.2
Mexico	2.7
Norway	2.5
Spain	2.0
Belgium	1.6
Hong Kong	1.2
Austria	1.1
Ireland	1.0
Singapore	1.0
New Zealand	0.7
Chile	0.6
Philippines	0.6
Thailand	0.6
Colombia	0.5
Netherlands	0.5
Denmark	0.4
Finland	0.3
Sweden	0.3
India	0.2

100.0%

^	Rounds to 0.0%

*	The table above shows country exposure in the Fund. The table excludes short-term investments. The table excludes exposure through forward currency contracts and includes exposure through other derivative financial instruments, if any. The table takes into account the market value of securities and options and the notional amounts of swap agreements and other derivative financial instruments, if any.

Industry Group Summary	% of Equity Investments**
Capital Goods	13.4%
Real Estate	8.1
Materials	6.3
Automobiles & Components	6.3
Retailing	6.2
Energy	5.7
Transportation	5.2
Health Care Equipment & Services	4.8
Commercial & Professional Services	4.6
Consumer Services	4.5
Diversified Financials	4.5
Food, Beverage & Tobacco	4.4
Media	3.8
Banks	3.7
Pharmaceuticals, Biotechnology & Life Sciences	3.4
Technology Hardware & Equipment	3.2
Consumer Durables & Apparel	2.9
Software & Services	2.4
Food & Staples Retailing	2.3
Insurance	1.9
Semiconductors & Semiconductor Equipment	1.0
Telecommunication Services	0.9
Utilities	0.5

100.0%

**	Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks. This table excludes exposure to derivative contracts and ETF’s, if any. For a summary of derivative contract exposure, if any, see the summary of outstanding financial instruments section of the Schedule of Investments.

10

Foreign Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2013

Shares	Description	Value ($)
	COMMON STOCKS — 92.5%

	Australia — 5.1%
1,696,323	Asciano Group	9,630,780
6,765,035	Dexus Property Group (REIT)	7,534,207
300,000	Iress Market Technology Ltd	2,454,635
2,167,058	Primary Health Care Ltd	10,919,514
1,043,435	Toll Holdings Ltd	6,561,321
1,016,588	Tox Free Solutions Ltd	3,247,565

	Total Australia	40,348,022

	Austria — 1.1%
236,042	Conwert Immobilien Invest SE	2,992,144
356,965	Zumtobel AG	5,337,377

	Total Austria	8,329,521

	Belgium — 1.5%
52,208	Compagnie d’Entreprises CFE	3,029,383
86,760	SA D’Ieteren NV	3,802,281
97,552	Umicore SA	4,861,570

	Total Belgium	11,693,234

	Brazil — 3.0%
259,500	Aliansce Shopping Centers SA	3,211,958
719,400	Brazil Pharma SA	5,669,718
491,800	Cia de Locacao das Americas *	3,304,507
745,500	Even Construtora e Incorporadora SA	3,766,293
211,600	Iochpe-Maxion SA	2,784,773
624,400	Marfrig Alimentos SA *	3,107,174
382,400	MPX Mineracao e Energia SA *	2,030,425

	Total Brazil	23,874,848

	Canada — 3.2%
220,940	Alamos Gold Inc	3,095,838
367,200	Canyon Services Group Inc	3,628,381
1,039,000	Chinook Energy Inc *	1,108,267
163,700	Corus Entertainment Inc-Class B	4,035,155
27,200	Karnalyte Resources Inc *	204,412
172,300	Karnalyte Resources Inc (a)	1,294,861
827,800	NuVista Energy Ltd *	4,559,422
478,700	Precision Drilling Corp	3,992,068
464,900	Western Energy Services Corp	3,191,750

	Total Canada	25,110,154

	Denmark — 0.4%
72,916	NKT Holding A/S	2,927,041

	Finland — 0.2%
233,653	Aspo Oyj	1,959,528

Shares	Description	Value ($)
	France — 6.9%
147,078	Cap Gemini SA	7,215,288
71,177	Compagnie Generale des Etablissements Michelin-Class B	6,339,708
209,799	Faurecia	3,736,637
132,507	Legrand SA	6,072,372
120,003	Nexity SA	4,066,915
97,420	Rexel SA	2,254,813
89,877	Sodexo	8,314,470
229,000	TF1 SA	2,570,468
50,000	Valeo SA	2,820,338
103,457	Veolia Environnement	1,299,515
44,396	Virbac SA	9,548,983

	Total France	54,239,507

	Germany — 6.5%
283,221	Celesio AG	5,113,178
105,841	Delticom AG	5,644,703
265,941	Deutsche Wohnen AG	4,874,520
89,954	GSW Immobilien AG	3,581,715
72,559	HeidelbergCement AG	4,986,014
245,146	Qiagen NV *	5,196,983
106,405	Rhoen-Klinikum AG	2,263,653
388,734	SAF-Holland SA *	3,012,083
64,045	Salzgitter AG	3,043,768
137,920	Stada Arzneimittel AG	5,375,183
256,939	TAG Immobilien AG	3,041,475
210,691	Tom Tailor Holding AG	4,758,909

	Total Germany	50,892,184

	Hong Kong — 1.1%
4,264,910	HKT Trust	4,229,927
1,110,000	Hopewell Holdings Ltd	4,867,492

	Total Hong Kong	9,097,419

	India — 0.2%
512,601	Orchid Chemicals & Pharmaceuticals Ltd	578,040
632,259	Rolta India Ltd	754,207

	Total India	1,332,247

	Ireland — 1.0%
121,525	DCC Plc	4,265,939
62,084	Kerry Group Plc-Class A	3,481,997

	Total Ireland	7,747,936

	Italy — 5.3%
654,011	Amplifon SPA	3,511,334
738,191	Autogrill SPA	9,436,160
1,409,627	Credito Emiliano SPA	6,602,618
261,642	Lottomatica Group SPA	6,026,554
1,839,193	Mediaset SPA	4,057,943

See accompanying notes to the financial statements.	11

Foreign Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Shares	Description	Value ($)
	Italy — (continued)
876,836	Mediobanca SPA	5,301,367
882,207	Mediolanum SPA	4,869,296
1,786,258	Saras SPA *	2,022,421

	Total Italy	41,827,693

	Japan — 22.3%
1,082,000	Calsonic Kansei Corp	4,869,460
185,300	Capcom	2,844,030
258,500	Century Tokyo Leasing Corp	6,016,110
101,500	Cosmos Pharmaceutical Corp	11,536,927
607,000	Daicel Chemical Industries Ltd	4,669,890
452	Daiwa House Investment Corp (REIT)	3,267,235
450,200	Fuji Oil Co Ltd	6,556,628
3,057	GLP J (REIT)	2,790,184
1,031,000	GS Yuasa Corp	4,466,901
205,200	Hitachi Chemical Co Ltd	2,808,114
416,400	Hitachi Transport System Ltd	5,872,935
168	Industrial & Infrastructure Fund Investment Corp (REIT)	1,507,620
145,300	IRISO Electronics Co Ltd	2,562,318
327,200	Izumi Co Ltd	7,167,708
690,000	Japan Aviation Electronics Industry Ltd	5,286,477
205,640	K’s Holdings Corp	5,294,072
377,900	Keihin Corp	5,634,750
1,546	Kenedix Realty Investment Corp (REIT)	6,370,978
161,500	Kintetsu World Express Inc	5,752,007
193,200	Kyorin Co Ltd	4,388,450
149,500	Mitsubishi UFJ Lease & Finance Co Ltd	6,908,034
246,900	Nabtesco Corp	4,552,544
879,300	NHK Spring Co Ltd	7,652,956
384,400	Nihon Kohden Corp	13,354,295
417,000	Nippon Shokubai Co Ltd	3,870,683
1,072,000	Nippon Soda Co Ltd	4,914,123
649,000	Nissin Electric Co Ltd	3,203,978
857,000	Rengo Co Ltd	4,167,046
1,330,000	Sanden Corp	5,290,243
1,290,000	Sanwa Holdings Corp	6,591,265
308,500	Sumitomo Rubber Industries	4,805,049
863,000	Tsubakimoto Chain Co	4,318,376
228,000	United Arrows Ltd	5,751,440

	Total Japan	175,042,826

	Mexico — 2.6%
524,700	Banregio Grupo Financiero SAB de CV	2,421,967
1,643,400	Corp Inmobiliaria Vesta SAB de CV	3,245,717
856,700	Credito Real SAB de CV *	1,522,852
1,284,000	Grupo Aeroportuario del Centro Norte SAB de CV	4,355,594

Shares	Description	Value ($)
	Mexico — (continued)
2,008,600	Mexico Real Estate Management SA de CV *	4,555,505
1,491,600	Organizacion Cultiba SAB De CV *	4,098,101

	Total Mexico	20,199,736

	Netherlands — 0.4%
143,006	Imtech NV	1,597,488
57,149	Unit 4 Agresso NV	1,890,903

	Total Netherlands	3,488,391

	New Zealand — 0.6%
1,380,253	Sky City Entertainment Group Ltd	4,844,817

	Norway — 2.3%
111,763	Fred Olsen Energy ASA	4,856,732
927,522	ProSafe SE	9,290,049
491,210	SpareBank 1 SR Bank ASA	3,953,171

	Total Norway	18,099,952

	Philippines — 0.6%
472,480	Cebu Air Inc	766,554
217,600	GT Capital Holdings Inc	4,014,253

	Total Philippines	4,780,807

	Singapore — 0.9%
818,000	ComfortDelgro Corp Ltd	1,266,019
3,240,640	Mapletree Logistics Trust (REIT)	3,190,028
1,156,000	MobileOne Ltd	2,611,595

	Total Singapore	7,067,642

	South Korea — 4.6%
24,465	Daelim Industrial Co Ltd	2,174,068
350,140	DGB Financial Group Inc	5,252,078
51,286	Golfzon Co Ltd	2,720,167
515,340	Kortek Corp	6,173,182
477,400	Magnachip Semiconductor Corp *	7,519,050
15,225	Mando Corp	1,835,310
41,327	S1 Corp	2,649,967
21,443	Sindoh Co Ltd	1,287,855
97,580	Tong Yang Life Insurance Co Ltd	990,428
89,642	Youngone Holding Co Ltd	5,755,294

	Total South Korea	36,357,399

	Spain — 1.9%
410,229	Antena 3 de Television SA	2,430,408
2,684,484	Banco de Sabadell SA *	5,829,351
6,108	Construcciones y Auxiliar de Ferrocarriles SA	2,613,352
1,218,458	Mapfre SA	3,953,207

	Total Spain	14,826,318

12	See accompanying notes to the financial statements.

Foreign Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Shares	Description	Value ($)
	Sweden — 0.3%
3,137,264	Trigon Agri A/S	2,394,325

	Switzerland — 3.9%
146,727	Aryzta AG *	8,416,176
15,878	Kaba Holding AG-Class B (Registered)	6,889,894
38,458	Sulzer AG	6,705,321
26,468	Swiss Life Holding AG (Registered) *	4,328,363
18,725	Valora Holding AG	3,992,233

	Total Switzerland	30,331,987

	Thailand — 0.6%
33,396,833	Quality Houses PCL (Foreign Registered)	4,437,239

	United Kingdom — 16.0%
449,709	Babcock International Group Plc	7,310,826
271,354	Berkeley Group Holdings Plc (Unit Shares) *	7,833,686
1,055,322	Centaur Media Plc	812,495
559,417	Diploma Plc	5,189,582
275,877	Domino Printing Sciences Plc	2,924,385
636,189	Euromoney Institutional Investor Plc	8,880,637
1,899,977	F&C Asset Management Plc	2,958,109
888,333	Filtrona Plc	8,586,761
667,930	Great Portland Estates Plc (REIT)	4,975,431
859,217	Howden Joinery Group Plc	2,779,382
797,166	Inchcape Plc	6,091,404
1,577,518	ITE Group Plc	6,355,410
496,181	James Fisher & Sons Plc	6,578,013
251,893	John Wood Group Plc	2,921,978
1,187,838	Jupiter Fund Management Plc	6,042,201
483,760	Keller Group Plc	5,450,189
313,052	National Express Group Plc	1,042,071
720,065	Restaurant Group Plc	4,569,131
1,448,172	RPS Group Plc	5,345,006
1,872,996	Senior Plc	6,867,366
182,555	Travis Perkins Plc	3,516,692
1,880,978	Tyman Plc	5,108,434
148,452	Weir Group Plc (The)	5,265,776
2,069,727	Wilmington Group Plc	5,005,090
194,038	XP Power Ltd	3,328,499

	Total United Kingdom	125,738,554

	TOTAL COMMON STOCKS (COST $629,903,095)	726,989,327

	PREFERRED STOCKS — 1.1%

	Chile — 0.5%
1,308,028	Coca-Cola Embonor SA-Class B 1.41%	4,258,419

Shares / Par Value		Description	Value ($)
		Colombia — 0.4%
	245,255	Banco Davivienda SA	3,504,609

		South Korea — 0.2%
	72,080	Daelim Industrial Co Ltd 2.70%	1,374,709

		TOTAL PREFERRED STOCKS (COST $7,530,387)	9,137,737

		MUTUAL FUNDS — 2.6%

		United States — 2.6%
		Affiliated Issuers
	805,255	GMO U.S. Treasury Fund	20,131,383

		TOTAL MUTUAL FUNDS (COST $20,131,383)	20,131,383

		SHORT-TERM INVESTMENTS — 3.9%

		Time Deposits — 3.9%
USD	6,382,707	Barclays (London) Time Deposit, 0.08%, due 03/01/13	6,382,707
EUR	3,307	Brown Brothers Harriman (Grand Cayman) Time Deposit, (0.04)%, due 03/01/13	4,317
SGD	49,268	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 03/01/13	39,784
USD	7,000,000	Deustche Bank (Frankfurt) Time Deposit, 0.08%, due 03/01/13	7,000,000
USD	2,443,561	DnB Nor Bank (Oslo) Time Deposit, 0.08%, due 03/01/13	2,443,561
AUD	170,210	JPMorgan Chase (New York) Time Deposit, 1.58%, due 03/01/13	173,861
CAD	43,149	JPMorgan Chase (New York) Time Deposit, 0.21%, due 03/01/13	41,842
NOK	760,550	JPMorgan Chase (New York) Time Deposit, 0.55%, due 03/01/13	132,484
USD	7,000,000	Skandinaviska Enskilda Banken, AB (Stockholm) Time Deposit, 0.08%, due 03/01/13	7,000,000
USD	7,000,000	Societe Generale (Paris) Time Deposit, 0.08%, due 03/01/13	7,000,000

		Total Time Deposits	30,218,556

		TOTAL SHORT-TERM INVESTMENTS (COST $30,218,556)	30,218,556

		TOTAL INVESTMENTS — 100.1% (Cost $687,783,421)	786,477,003
		Other Assets and Liabilities (net) — (0.1%)	(459,873)

		TOTAL NET ASSETS — 100.0%	$786,017,130

See accompanying notes to the financial statements.	13

Foreign Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2013

Additional information on each restricted security is as follows:

Issuer Description	Acquisition Date	Acquisition Cost	Value as a Percentage of Fund’s Net Assets	Value as of February 28, 2013
Karnalyte Resources Inc	12/07/10	$1,471,626	0.16%	$1,294,861

A summary of outstanding financial instruments at February 28, 2013 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
8/13/13	DB	JPY	769,929,000	USD	8,274,136	$(43,922)

As of February 28, 2013, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

*	Non-income producing security.

(a)	Private placement securities are restricted as to resale.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 21.

14	See accompanying notes to the financial statements.

This page has been left blank intentionally.

Global Focused Equity Fund

(A Series of GMO Trust)

Portfolio Managers

Day-to-day management of the Fund’s portfolio is the responsibility of the International Active Division at Grantham, Mayo, Van Otterloo  & Co. LLC.

Management Discussion and Analysis of Fund Performance

Although GMO Global Focused Equity Fund does not seek to control risk relative to any securities market index or benchmark, a discussion of the Fund’s performance relative to the MSCI ACWI Index (All Country World Index) is included for comparative purposes.

GMO Global Focused Equity Fund returned +10.4% for the fiscal year ended February 28, 2013, as compared with +9.3% for the MSCI ACWI Index.

Stock selection added 2.6% to relative performance for the fiscal year. Stock selection in Germany, Brazil, Italy, the United Kingdom, Russia, and the United States helped relative performance. Stock selection in Japan and Canada subtracted from relative performance.

Country selection detracted from relative performance by 1.5% in the fiscal year. Overweight positions in Italy and Japan hurt relative performance. The Fund’s cash holdings also subtracted from relative performance.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

16

Global Focused Equity Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO Global Focused Equity Fund Class III Shares and the MSCI ACWI Index

As of February 28, 2013

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2013. All information is unaudited.

MSCI	data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

17

Global Focused Equity Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2013 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	88.6%
Short-Term Investments	8.9
Mutual Funds	3.1
Other	(0.6)

100.0%

Country Summary*	% of Investments
United States	18.9%
France	12.5
Italy	12.0
Japan	11.3
Germany	11.0
Australia	5.4
Spain	5.4
Switzerland	4.4
Russia	4.0
Philippines	3.8
Netherlands	3.3
Brazil	3.1
Canada	3.1
United Kingdom	1.8

100.0%

*	The table above shows country exposure in the Fund. The table excludes short-term investments. The table excludes exposure through forward currency contracts and includes exposure through other derivative financial instruments, if any. The table takes into account the market value of securities and options and the notional amounts of swap agreements and other derivative financial instruments, if any.

Industry Group Summary	% of Equity Investments**
Banks	17.0%
Materials	15.6
Energy	10.9
Automobiles & Components	7.3
Diversified Financials	6.5
Capital Goods	6.4
Media	5.7
Technology Hardware & Equipment	5.4
Real Estate	5.1
Pharmaceuticals, Biotechnology & Life Sciences	4.0
Telecommunication Services	3.2
Retailing	3.2
Consumer Services	3.1
Food & Staples Retailing	3.1
Semiconductors & Semiconductor Equipment	2.1
Commercial & Professional Services	1.4

100.0%

**	Equity investments may consist of common stocks and other stock-related securities, such as a preferred stock. This table excludes exposure to derivative contracts and ETFs, if any. For a summary of derivative contract exposure, if any, see the summary of outstanding financial instruments section of the Schedule of Investments.

18

Global Focused Equity Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2013

Shares	Description	Value ($)
	COMMON STOCKS — 88.6%

	Australia — 4.8%
8,137	BHP Billiton Ltd	304,634
35,316	Tox Free Solutions Ltd	112,820

	Total Australia	417,454

	Brazil — 2.7%
30,000	Brazil Pharma SA	236,435

	Canada — 2.7%
7,900	Suncor Energy Inc	239,394

	France — 11.1%
23,118	ArcelorMittal	346,115
4,389	Rexel SA	101,585
7,712	Societe Generale *	293,971
4,506	Total SA	224,965

	Total France	966,636

	Germany — 9.8%
5,916	Daimler AG (Registered)	351,417
21,275	TAG Immobilien AG	251,840
11,037	Tom Tailor Holding AG	249,294

	Total Germany	852,551

	Italy — 10.6%
3,308	ENI SPA	75,289
10,354	Lottomatica SPA	238,490
162,560	Mediaset SPA	358,668
340,778	Telecom Italia SPA	250,606

	Total Italy	923,053

	Japan — 10.0%
160	GLP J (REIT)	146,035
26,000	Hitachi Ltd	145,729
14,400	Keihin Corp	214,714
66,000	Mitsubishi UFJ Financial Group Inc	365,801

	Total Japan	872,279

	Netherlands — 2.9%
8,892	Koninklijke Philips Electronics NV	251,211

	Philippines — 3.3%
15,740	GT Capital Holdings Inc	290,369

	Russia — 3.6%
22,676	Sberbank Sponsored ADR	311,596

Shares / Par Value		Description	Value ($)
		Spain — 4.8%
	13,646	Antena 3 de Television SA	80,846
	35,001	Banco Bilbao Vizcaya Argentaria SA	339,066

		Total Spain	419,912

		Switzerland — 3.9%
	802	Syngenta AG (Registered)	340,358

		United Kingdom — 1.6%
	51,071	Lupus Capital Plc	138,701

		United States — 16.8%
	12,900	Cisco Systems, Inc.	268,965
	11,700	EPL Oil & Gas, Inc. *	301,041
	5,900	Lazard Ltd.-Class A	211,810
	12,800	NVIDIA Corp.	162,048
	11,200	Pfizer, Inc.	306,544
	7,100	RTI International Metals, Inc *	210,657

		Total United States	1,461,065

		TOTAL COMMON STOCKS (COST $6,994,112)	7,721,014

		MUTUAL FUNDS — 3.1%

		United States — 3.1%
		Affiliated Issuers
	10,802	GMO U.S. Treasury Fund	270,041

		TOTAL MUTUAL FUNDS (COST $270,041)	270,041

		SHORT-TERM INVESTMENTS — 8.9%

		Time Deposits — 8.9%
USD	50,000	Australia and New Zealand Banking Group Ltd. (Melbourne) Time Deposit, 0.08%, due 03/01/13	50,000
USD	20,879	Bank of America (Charlotte) Time Deposit, 0.08%, due 03/01/13	20,879
USD	50,000	Bank of Nova Scotia (Toronto) Time Deposit, 0.08%, due 03/01/13	50,000
USD	50,000	Bank of Tokyo-Mitsubishi (Tokyo) Time Deposit, 0.08%, due 03/01/13	50,000
USD	50,000	Barclays (London) Time Deposit, 0.08%, due 03/01/13	50,000
USD	50,000	BNP Paribas (Paris) Time Deposit, 0.08%, due 03/01/13	50,000
USD	50,000	Citibank (New York) Time Deposit, 0.08%, due 03/01/13	50,000
USD	50,000	Citibank (Toronto) Time Deposit, 0.08%, due 03/01/13	50,000
USD	50,000	Deustche Bank (Frankfurt) Time Deposit, 0.08%, due 03/01/13	50,000

See accompanying notes to the financial statements.	19

Global Focused Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Par Value		Description	Value ($)
		Time Deposits — (continued)
USD	50,000	DnB Nor Bank (Oslo) Time Deposit, 0.08%, due 03/01/13	50,000
USD	50,000	HSBC Bank (London) Time Deposit, 0.08%, due 03/01/13	50,000
USD	50,000	Lloyds Bank (London) Time Deposit, 0.08%, due 03/01/13	50,000
USD	50,000	National Australia Bank (Melbourne) Time Deposit, 0.08%, due 03/01/13	50,000
USD	50,000	Skandinaviska Enskilda Banken, AB (Stockholm) Time Deposit, 0.08%, due 03/01/13	50,000
USD	50,000	Societe Generale (Paris) Time Deposit, 0.08%, due 03/01/13	50,000
USD	50,000	U.S. Bank Nationa Association (Cincinnati) Time Deposit, 0.08%, due 03/01/13	50,000

		Total Time Deposits	770,879

		TOTAL SHORT-TERM INVESTMENTS (COST $770,879)	770,879

		TOTAL INVESTMENTS — 100.6% (Cost $8,035,032)	8,761,934
		Other Assets and Liabilities (net) — (0.6%)	(50,590)

		TOTAL NET ASSETS — 100.0%	$8,711,344

Notes to Schedule of Investments:

*	Non-income producing security.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 21.

20	See accompanying notes to the financial statements.

GMO Trust Funds

Schedule of Investments — (Continued)

February 28, 2013

Portfolio Abbreviations:

ADR - American Depositary Receipt

Foreign Registered – Shares issued to foreign investors in markets that have foreign ownership limits.

NVDR - Non-Voting Depository Receipt

REIT - Real Estate Investment Trust

Counterparty Abbreviations:

DB - Deutsche Bank AG

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

EUR - Euro

JPY - Japanese Yen

NOK - Norwegian Krone

SGD - Singapore Dollar

USD - United States Dollar

See accompanying notes to the financial statements.	21

GMO Trust Funds

Statements of Assets and Liabilities — February 28, 2013

	Foreign Fund	Foreign Small Companies Fund	Global Focused Equity Fund
Assets:
Investments in unaffiliated issuers, at value (Note 2)(a)	$515,723,688	$766,345,620	$8,491,893
Investments in affiliated issuers, at value (Notes 2 and 10)(b)	8,180,610	20,131,383	270,041
Foreign currency, at value (Note 2)(c)	—	90,383	—
Receivable for investments sold	15,677,906	7,273,292	—
Receivable for Fund shares sold	75,116	—	—
Dividends receivable	819,042	741,468	5,283
Foreign taxes receivable	454,659	118,937	2,123
Receivable for foreign currency sold	63,948	1,707	—
Receivable for expenses reimbursed by Manager (Note 5)	24,444	104,544	12,848
Miscellaneous receivable	586	1,400	21

Total assets	541,019,999	794,808,734	8,782,209

Liabilities:
Due to broker	30,645	—	—
Payable for investments purchased	1,836,754	8,094,462	21
Payable for Fund shares repurchased	10,241,417	3,527	—
Payable to affiliate for (Note 5):
Management fee	252,892	420,290	4,109
Shareholder service fee	70,599	72,048	1,027
Unrealized depreciation on open forward currency contracts (Note 4)	27,294	43,922	—
Payable to agents unaffiliated with the Manager	84	112	—
Payable to Trustees and related expenses	2,124	1,901	28
Accrued expenses	252,778	155,342	65,680

Total liabilities	12,714,587	8,791,604	70,865

Net assets	$528,305,412	$786,017,130	$8,711,344

Net assets consist of:
Paid-in capital	$1,135,181,432	$706,991,274	$7,596,755
Accumulated undistributed net investment income	2,058,393	—	10,805
Distributions in excess of net investment income	—	(2,383,441)	—
Accumulated net realized gain (loss)	(646,163,197)	(17,214,961)	376,890
Net unrealized appreciation	37,228,784	98,624,258	726,894

	$528,305,412	$786,017,130	$8,711,344

Net assets attributable to:
Class II shares	$217,051,917	$—	$—

Class III shares	$222,261,863	$314,389,143	$8,711,344

Class IV shares	$88,991,632	$471,627,987	$—

Shares outstanding:
Class II	18,762,317	—	—

Class III	19,096,259	21,836,600	367,976

Class IV	7,464,910	32,814,642	—

Net asset value per share:
Class II	$11.57	$—	$—

Class III	$11.64	$14.40	$23.67

Class IV	$11.92	$14.37	$—

(a) Cost of investments – unaffiliated issuers:	$478,477,652	$667,652,038	$7,764,991
(b) Cost of investments – affiliated issuers:	$8,180,610	$20,131,383	$270,041
(c) Cost of foreign currency:	$—	$91,246	$—

22	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Operations — Year Ended February 28, 2013

	Foreign Fund	Foreign Small Companies Fund	Global Focused Equity Fund
Investment Income:
Dividends from unaffiliated issuers (Net of withholding tax)(a)	$29,986,760	$14,565,229	$151,757
Interest	19,869	9,374	327
Dividends from affiliated issuers (Note 10)	836	2,029	41

Total investment income	30,007,465	14,576,632	152,125

Expenses:
Management fee (Note 5)	5,006,034	4,292,084	40,602
Shareholder service fee – Class II (Note 5)	494,710	—	—
Shareholder service fee – Class III (Note 5)	429,661	634,462	10,151
Shareholder service fee – Class IV (Note 5)	290,727	190,180	—
Audit and tax fees	178,303	85,657	73,393
Custodian and fund accounting agent fees	411,688	428,312	51,962
Legal fees	12,972	12,213	154
Registration fees	29,455	2,829	3,485
Transfer agent fees	54,730	42,971	26,975
Trustees fees and related expenses (Note 5)	8,917	7,284	105
Miscellaneous	29,073	28,256	10,243

Total expenses	6,946,270	5,724,248	217,070
Fees and expenses reimbursed by Manager (Note 5)	(610,148)	(584,519)	(160,851)
Expense reductions (Note 2)	(133)	(277)	—

Net expenses	6,335,989	5,139,452	56,219

Net investment income (loss)	23,671,476	9,437,180	95,906

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers (Net of foreign capital gains taxes)(b) (Note 2)	42,469,402	17,781,220	384,242
Foreign currency, forward contracts and foreign currency related transactions	(2,024,977)	(1,247,256)	(1,030)

Net realized gain (loss)	40,444,425	16,533,964	383,212

Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers (Net of foreign capital gains taxes) (Note 2)	(20,255,850)	59,174,732	379,855
Foreign currency, forward contracts and foreign currency related transactions	26,332	(125,651)	(111)

Net unrealized gain (loss)	(20,229,518)	59,049,081	379,744

Net realized and unrealized gain (loss)	20,214,907	75,583,045	762,956

Net increase (decrease) in net assets resulting from operations	$43,886,383	$85,020,225	$858,862

(a) Withholding tax	$2,377,416	$1,208,520	$13,246
(b) Foreign capital gains taxes on realized gain (loss)	$13,377	$811	$—

See accompanying notes to the financial statements.	23

GMO Trust Funds

Statements of Changes in Net Assets

	Foreign Fund		Foreign Small Companies Fund
	Year Ended February 28/29,		Year Ended February 28/29,
	2013	2012	2013	2012
Increases (decrease) in net assets:
Operations:
Net investment income (loss)	$23,671,476	$46,018,716	$9,437,180	$7,686,048
Net realized gain (loss)	40,444,425	(5,196,335)	16,533,964	3,259,977
Change in net unrealized appreciation (depreciation)	(20,229,518)	(273,342,475)	59,049,081	(63,816,467)

Net increase (decrease) in net assets from operations	43,886,383	(232,520,094)	85,020,225	(52,870,442)

Distributions to shareholders from:
Net investment income
Class II	(7,175,647)	(11,760,032)	—	—
Class III	(8,804,177)	(36,329,290)	(3,541,755)	(6,654,186)
Class IV	(12,926,825)	(18,642,858)	(6,097,276)	(3,406,850)
Class M	—	(192,708)	—	—

Total distributions from net investment income	(28,906,649)	(66,924,888)	(9,639,031)	(10,061,036)

Net share transactions (Note 9):
Class II	(45,826,748)	(111,090,609)	—	—
Class III	(187,746,070)	(845,170,030)	(208,090,031)	115,938,257
Class IV	(306,949,085)	(383,421,563)	363,479,701	(44,572,379)
Class M	—	(4,242,013)	—	—

Increase (decrease) in net assets resulting from net share transactions	(540,521,903)	(1,343,924,215)	155,389,670	71,365,878

Purchase premiums and redemption fees (Notes 2 and 9):
Class III	—	—	567,500	104,014
Class IV	—	—	183,773	177,653

Increase in net assets resulting from purchase premiums and redemption fees	—	—	751,273	281,667

Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	(540,521,903)	(1,343,924,215)	156,140,943	71,647,545

Total increase (decrease) in net assets	(525,542,169)	(1,643,369,197)	231,522,137	8,716,067

Net assets:
Beginning of period	1,053,847,581	2,697,216,778	554,494,993	545,778,926

End of period	$528,305,412	$1,053,847,581	$786,017,130	$554,494,993

Accumulated undistributed net investment income	$2,058,393	$7,190,967	$—	$—

Distributions in excess of net investment income	$—	$—	$(2,383,441)	$(3,103,268)

24	See accompanying notes to the financial statements.

GMO Trust Funds

(A Series of GMO Trust)

Statements of Changes in Net Assets — (Continued)

	Global Focused Equity Fund
	Year Ended February 28, 2013	Period from December 1, 2011 (commencement of operations) through February 29, 2012
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$95,906	$5,763
Net realized gain (loss)	383,212	74,963
Change in net unrealized appreciation (depreciation)	379,744	347,150

Net increase (decrease) in net assets from operations	858,862	427,876

Distributions to shareholders from:
Net investment income
Class III	(95,315)	—

Net realized gains
Class III	(76,834)	—

Net share transactions (Note 9):
Class III	3,390,538	4,206,217

Increase (decrease) in net assets resulting from net share transactions	3,390,538	4,206,217

Total increase (decrease) in net assets	4,077,251	4,634,093

Net assets:
Beginning of period	4,634,093	—

End of period	$8,711,344	$4,634,093

Accumulated undistributed net investment income	$10,805	$4,923

See accompanying notes to the financial statements.	25

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

FOREIGN FUND

	Class II Shares										Class III Shares
	Year Ended February 28/29,										Year Ended February 28/29,
	2013		2012		2011		2010		2009		2013		2012		2011		2010		2009
Net asset value, beginning of period	$11.21		$12.88		$11.07		$8.03		$16.52		$11.27		$12.95		$11.13		$8.07		$16.59

Income (loss) from investment operations:
Net investment income (loss)†	0.29		0.31		0.24		0.26		0.45		0.30		0.34		0.24		0.28		0.47
Net realized and unrealized gain (loss)	0.43		(1.43)		1.79		3.24		(7.95)		0.44		(1.47)		1.81		3.25		(7.99)

Total from investment operations	0.72		(1.12)		2.03		3.50		(7.50)		0.74		(1.13)		2.05		3.53		(7.52)

Less distributions to shareholders:
From net investment income	(0.36)		(0.55)		(0.22)		(0.46)		(0.33)		(0.37)		(0.55)		(0.23)		(0.47)		(0.34)
From net realized gains	—		—		—		—		(0.66)		—		—		—		—		(0.66)

Total distributions	(0.36)		(0.55)		(0.22)		(0.46)		(0.99)		(0.37)		(0.55)		(0.23)		(0.47)		(1.00)

Net asset value, end of period	$11.57		$11.21		$12.88		$11.07		$8.03		$11.64		$11.27		$12.95		$11.13		$8.07

Total Return(a)	6.65%		(8.38)%		18.71%		43.95%		(47.49)%		6.75%		(8.36)%		18.80%		44.10%		(47.42)%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$217,052		$259,270		$417,685		$545,336		$765,201		$222,262		$403,157		$1,440,952		$1,591,717		$2,054,885
Net expenses to average daily net assets	0.84	%(b)(d)	0.82	%(b)	0.82	%(b)	0.82	%(b)	0.82	%(c)	0.77	%(b)(d)	0.75	%(b)	0.75	%(b)	0.75	%(b)	0.75	%(c)
Net investment income (loss) to average daily net assets	2.65%		2.71%		2.09%		2.53%		3.42%		2.78%		2.89%		2.08%		2.65%		3.51%
Portfolio turnover rate	91%		58%		55%		59%		39%		91%		58%		55%		59%		39%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.07%		0.07%		0.06%		0.05%		0.05%		0.07%		0.08%		0.06%		0.05%		0.05%

	Class IV Shares
	Year Ended February 28/29,
	2013		2012		2011		2010		2009
Net asset value, beginning of period	$11.55		$13.25		$11.39		$8.07		$16.59

Income (loss) from investment operations:
Net investment income (loss)†	0.33		0.33		0.25		0.22		0.51
Net realized and unrealized gain (loss)	0.42		(1.46)		1.85		3.35		(8.02)

Total from investment operations	0.75		(1.13)		2.10		3.57		(7.51)

Less distributions to shareholders:
From net investment income	(0.38)		(0.57)		(0.24)		(0.25)		(0.35)
From net realized gains	—		—		—		—		(0.66)

Total distributions	(0.38)		(0.57)		(0.24)		(0.25)		(1.01)

Net asset value, end of period	$11.92		$11.55		$13.25		$11.39		$8.07

Total Return(a)	6.68%		(8.21)%		18.80%		44.05%		(47.39)%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$88,992		$391,421		$833,582		$856,553		$334,003
Net expenses to average daily net assets	0.70	%(b)(d)	0.69	%(b)	0.69	%(b)	0.69	%(b)	0.69	%(c)
Net investment income (loss) to average daily net assets	3.02%		2.74%		2.10%		1.92%		3.70%
Portfolio turnover rate	91%		58%		55%		59%		39%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.07%		0.07%		0.06%		0.05%		0.05%
(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.
(b)	The net expense ratio does not include the effect of expense reductions (Note 2).
(c)	The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions.
(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
†	Calculated using average shares outstanding throughout the period.

26	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

FOREIGN SMALL COMPANIES FUND

	Class III Shares										Class IV Shares
	Year Ended February 28/29,										Year Ended February 28/29,						Period from August 12, 2009 through February 28, 2010(a)		Period from March 1, 2009 through March 16, 2009(a)		Year Ended February 28, 2009
	2013		2012		2011		2010		2009		2013		2012		2011
Net asset value, beginning of period	$12.91		$14.22		$10.74		$6.41		$14.63		$12.90		$14.20		$10.73		$9.84		$6.42		$14.64

Income (loss) from investment operations:
Net investment income (loss)†	0.23		0.19		0.14		0.13		0.30		0.12		0.17		0.13		0.02		0.01		0.33
Net realized and unrealized gain (loss)	1.43		(1.27	)(b)	3.47		4.32		(7.43)		1.54		(1.23	)(b)	3.47		1.00		0.01		(7.46)

Total from investment operations	1.66		(1.08)		3.61		4.45		(7.13)		1.66		(1.06)		3.60		1.02		0.02		(7.13)

Less distributions to shareholders:
From net investment income	(0.17)		(0.23)		(0.13)		(0.12)		(0.27)		(0.19)		(0.24)		(0.13)		(0.13)		—		(0.27)
From net realized gains	—		—		—		—		(0.81)		—		—		—		—		—		(0.81)
Return of capital	—		—		—		—		(0.01)		—		—		—		—		—		(0.01)

Total distributions	(0.17)		(0.23)		(0.13)		(0.12)		(1.09)		(0.19)		(0.24)		(0.13)		(0.13)		—		(1.09)

Net asset value, end of period	$14.40		$12.91		$14.22		$10.74		$6.41		$14.37		$12.90		$14.20		$10.73		$6.44		$6.42

Total Return(c)	12.93%		(7.45)%		33.67%		69.44%		(51.33)%		12.96%		(7.33)%		33.67%		10.33	%**	0.31	%**	(51.29)%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$314,389		$483,122		$398,648		$292,852		$185,298		$471,628		$71,373		$147,131		$84,225		$144,101		$143,564
Net expenses to average daily net assets	0.85	%(d)(e)	0.86	%(d)	0.85	%(d)	0.86	%(d)	0.85	%(f)	0.80	%(d)(e)	0.81	%(d)	0.80	%(d)	0.81	%(d)*	0.81	%(d)*	0.80	%(f)
Net investment income (loss) to average daily net assets	1.83%		1.43%		1.15%		1.40%		2.59%		0.90%		1.34%		1.07%		0.35	%*	3.28	%*	2.74%
Portfolio turnover rate	56%		46%		61%		78%		42%		56%		46%		61%		78	%††	40	%†††	42%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.09%		0.10%		0.14%		0.14%		0.11%		0.10%		0.10%		0.14%		0.08	%*	0.22	%*	0.11%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.02		$0.00	(g)	$0.01		$0.02		$0.00	(g)	$0.01		$0.01		$0.02		$0.00	(g)	$0.00	(g)	$0.00	(g)

(a)	The class was inactive from March 17, 2009 to August 11, 2009.
(b)	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.
(c)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares.
(d)	The net expense ratio does not include the effect of expense reductions (Note 2).
(e)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(f)	The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions.
(g)	Purchase premiums and redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.
††	Calculation represents portfolio turnover of the Fund for the period ended February 28, 2010.
†††	Calculation represents portfolio turnover of the Fund for the period ended August 31, 2009.
*	Annualized.
**	Not annualized.

See accompanying notes to the financial statements.	27

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

GLOBAL FOCUSED EQUITY FUND

	Class III Shares
	Year Ended February 28, 2013		Period from December 1, 2011 (commencement of operations) through February 29, 2012
Net asset value, beginning of period	$21.99		$20.00

Income (loss) from investment operations:
Net investment income (loss)†	0.31		0.03
Net realized and unrealized gain (loss)	1.90		1.96

Total from investment operations	2.21		1.99

Less distributions to shareholders:
From net investment income	(0.28)		—
From net realized gains	(0.25)		—

Total distributions	(0.53)		—

Net asset value, end of period	$23.67		$21.99

Total Return(a)	10.35%		9.95	%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$8,711		$4,634
Net expenses to average daily net assets	0.83	%(b)	0.84	%*
Net investment income (loss) to average daily net assets	1.42%		0.56	%*
Portfolio turnover rate	103%		18	%††**
Fees and expenses reimbursed by the Manager to average daily net assets:	2.38%		8.66	%*
(a)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions.
(b)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
†	Calculated using average shares outstanding throughout the period.
††	Calculation represents portfolio turnover of the Fund for the period from December 1, 2011 through February 29, 2012.
*	Annualized.
**	Not annualized.

28	See accompanying notes to the financial statements.

GMO Trust Funds

Notes to Financial Statements

February 28, 2013

1.	Organization

Each of GMO Foreign Fund, Foreign Small Companies Fund, and Global Focused Equity Fund (each a “Fund” and collectively the “Funds”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (Funds) and to subdivide Funds into classes. The Funds are advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”).

For cash management purposes, the Funds may invest in GMO U.S. Treasury Fund and unaffiliated money market funds. The Funds may also invest in other GMO Funds (“underlying funds”).

The following table provides information about the Funds’ principal investment objectives and benchmarks (if any):

Fund Name	Benchmark	Principle Investment Objective
Foreign Fund	MSCI EAFE Index	Total return in excess of benchmark
Foreign Small Companies Fund	S&P Developed ex-U.S. Small Cap Index	Total return in excess of benchmark
Global Focused Equity Fund	Not Applicable	Total return

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Funds in preparing these financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Funds are maintained in U.S. Dollars.

Portfolio valuation

Exchange-traded securities (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and closing ask price for short positions. Unlisted securities (including debt instruments) for which market quotations are readily available are valued at the most recent quoted price. In the case of non-emerging market debt instruments with a remaining maturity of sixty days or less, the instrument, may be valued at amortized cost, which approximates market value, if the issuer is deemed to present minimal credit risk. Shares of open-end registered investment companies are valued at their most recent net asset value. If quotations are not readily available or circumstances make an existing valuation methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in pricing, and in particular fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See the table below for information about securities and derivatives, if any, that were fair valued using methods determined in good faith by or at the direction of the Trustees. The Funds classify such securities as Level 3 (levels defined below). For the year ended February 28, 2013, the Funds did not reduce the value of any of their over-the-counter (“OTC”) derivatives contracts based on the creditworthiness of their counterparties. See Note 4 “Derivative financial instruments” for a further discussion on valuation of derivatives.

The foregoing pricing methodologies are modified for equity securities listed on foreign exchanges and that trade in securities markets that are closed prior to the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE). In those cases, the value will generally be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close. The table below shows the percentage of the net assets of the Funds that were valued using fair value inputs obtained from that independent pricing service as of February 28, 2013. These securities listed on foreign exchanges (including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE)) are classified as Level 2 inputs (levels defined below) in the table below.

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market

29

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

participant or other third party pricing source in accordance with the convention for that security. If an updated quote for a security is not available by the time that the Funds calculates their net asset value on any business day, the Funds will generally use a quoted price from a prior day to value that security.

As discussed above, certain of the Funds invest in securities and/or derivatives which may have been fair valued using methods determined in good faith by or at the direction of the Trustees or which may have been valued using fair value inputs obtained from an independent pricing service. The net aggregate direct and/or indirect exposure to these valuation methodologies (based on each Fund’s net assets) as of February 28, 2013 is as follows:

Securities

Fund Name	Fair valued using inputs obtained from an independent pricing service
Foreign Fund	92.7%
Foreign Small Companies Fund	82.9%
Global Focused Equity Fund	66.4%

U.S. GAAP requires the Funds to disclose the fair value of their investments in a three-level hierarchy (Levels 1, 2, and 3). The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Funds’ investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the fair value hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between levels.

U.S. GAAP requires additional disclosures about fair value measurements for material Level 3 securities and derivatives, if any (determined by each category of asset or liability as compared to a Fund’s total net assets separately identified in the “Valuation Inputs” table below). At February 28, 2013, there were no direct material Level 3 classes of investments or derivatives with significant unobservable inputs subject to this additional disclosure.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities, certain U.S. government obligations with a remaining maturity of greater than 60 days, derivatives actively traded on a national securities exchange (such as some futures and options), and shares of open-end mutual funds (even if their investments are valued using Level 2 or Level 3 inputs).

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

The types of assets and liabilities categorized in Level 2 generally include debt securities such as U.S. government securities with a remaining maturity of less than 60 days valued at amortized cost; certain OTC derivatives such as swaps, options, swaptions, and forward currency contracts valued using industry standard models; certain restricted securities valued at the most recent available market or quoted price; and certain foreign equity securities that are adjusted based on inputs from an independent pricing service approved by the Trustees, including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE) to reflect estimated valuation changes through the NYSE close.

Level 3 – Valuations based primarily on inputs that are unobservable and significant

The types of assets and liabilities categorized in Level 3 generally include, but are not limited to, securities whose trading has been suspended or that have been de-listed from their current primary trading exchange valued at the most recent available market or quoted price; securities in default or bankruptcy proceedings for which there is no current market quotation valued at the most recent available market or quoted price; third-party investment funds where valuations are provided by fund sponsors and which are adjusted for liquidity considerations as well as the timing of the receipt of information; and certain securities that are valued at the local price and adjusted by applying a premium or discount when the holdings exceed foreign ownership limitations; and certain derivatives valued using third party valuation services.

30

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

The following is a summary of the respective levels assigned to the Funds’ direct securities and derivatives, if any, as of February 28, 2013:

Valuation Inputs as of February 28, 2013

Description	Level 1	Level 2	Level 3	Total
Foreign Fund
Asset Valuation Inputs
Common Stocks
Australia	$—	$29,073,001	$—	$29,073,001
Brazil	2,404,577	—	—	2,404,577
Denmark	—	3,735,816	—	3,735,816
Finland	—	3,416,874	—	3,416,874
France	—	64,176,938	—	64,176,938
Germany	—	31,466,502	—	31,466,502
Hong Kong	—	7,189,034	—	7,189,034
Ireland	—	2,493,484	—	2,493,484
Israel	—	1,093,580	—	1,093,580
Italy	—	30,890,952	—	30,890,952
Japan	—	127,201,365	—	127,201,365
Mexico	6,306,114	—	—	6,306,114
Netherlands	—	18,118,539	—	18,118,539
Norway	—	8,185,917	—	8,185,917
Panama	3,226,578	—	—	3,226,578
Philippines	—	2,822,436	—	2,822,436
Russia	3,238,128	7,503,935	—	10,742,063
South Korea	—	5,503,175	—	5,503,175
Spain	—	12,108,403	—	12,108,403
Sweden	—	4,475,179	—	4,475,179
Switzerland	—	24,420,824	—	24,420,824
Taiwan	—	4,509,102	—	4,509,102
Thailand	—	5,986,537	—	5,986,537
United Kingdom	—	90,870,280	—	90,870,280

TOTAL COMMON STOCKS	15,175,397	485,241,873	—	500,417,270

Preferred Stocks
Brazil	2,436,572	—	—	2,436,572
Germany	—	4,514,251	—	4,514,251

TOTAL PREFERRED STOCKS	2,436,572	4,514,251	—	6,950,823

Mutual Funds
United States	8,180,610	—	—	8,180,610

TOTAL MUTUAL FUNDS	8,180,610	—	—	8,180,610

Total Short-Term Investments	8,355,595	—	—	8,355,595

Total Investments	34,148,174	489,756,124	—	523,904,298

Total	$34,148,174	$489,756,124	$—	$523,904,298

Liability Valuation Inputs
Derivatives*
Forward Currency Contracts
Foreign currency risk	$—	$(27,294)	$—	$(27,294)

Total	$—	$(27,294)	$—	$(27,294)

31

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

Description	Level 1	Level 2	Level 3	Total
Foreign Small Companies Fund
Asset Valuation Inputs
Common Stocks
Australia	$—	$40,348,022	$—	$40,348,022
Austria	—	8,329,521	—	8,329,521
Belgium	—	11,693,234	—	11,693,234
Brazil	23,874,848	—	—	23,874,848
Canada	25,110,154	—	—	25,110,154
Denmark	—	2,927,041	—	2,927,041
Finland	—	1,959,528	—	1,959,528
France	—	54,239,507	—	54,239,507
Germany	—	50,892,184	—	50,892,184
Hong Kong	—	9,097,419	—	9,097,419
India	—	1,332,247	—	1,332,247
Ireland	—	7,747,936	—	7,747,936
Italy	—	41,827,693	—	41,827,693
Japan	—	175,042,826	—	175,042,826
Mexico	20,199,736	—	—	20,199,736
Netherlands	—	3,488,391	—	3,488,391
New Zealand	—	4,844,817	—	4,844,817
Norway	—	18,099,952	—	18,099,952
Philippines	—	4,780,807	—	4,780,807
Singapore	—	7,067,642	—	7,067,642
South Korea	7,519,050	28,838,349	—	36,357,399
Spain	—	14,826,318	—	14,826,318
Sweden	—	2,394,325	—	2,394,325
Switzerland	—	30,331,987	—	30,331,987
Thailand	—	4,437,239	—	4,437,239
United Kingdom	—	125,738,554	—	125,738,554

TOTAL COMMON STOCKS	76,703,788	650,285,539	—	726,989,327

Preferred Stocks
Chile	4,258,419	—	—	4,258,419
Colombia	3,504,609	—	—	3,504,609
South Korea	—	1,374,709	—	1,374,709

TOTAL PREFERRED STOCKS	7,763,028	1,374,709	—	9,137,737

Mutual Funds
United States	20,131,383	—	—	20,131,383

TOTAL MUTUAL FUNDS	20,131,383	—	—	20,131,383

Total Short-Term Investments	30,218,556	—	—	30,218,556

Total Investments	134,816,755	651,660,248	—	786,477,003

Total	$134,816,755	$651,660,248	$—	$786,477,003

Liability Valuation Inputs
Derivatives*
Forward Currency Contracts
Foreign currency risk	$—	$(43,922)	$—	$(43,922)

Total	$—	$(43,922)	$—	$(43,922)

32

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

Description	Level 1	Level 2	Level 3	Total
Global Focused Equity Fund
Asset Valuation Inputs
Common Stocks
Australia	$—	$417,454	$—	$417,454
Brazil	236,435	—	—	236,435
Canada	239,394	—	—	239,394
France	—	966,636	—	966,636
Germany	—	852,551	—	852,551
Italy	—	923,053	—	923,053
Japan	—	872,279	—	872,279
Netherlands	—	251,211	—	251,211
Philippines	—	290,369	—	290,369
Russia	—	311,596	—	311,596
Spain	—	419,912	—	419,912
Switzerland	—	340,358	—	340,358
United Kingdom	—	138,701	—	138,701
United States	1,461,065	—	—	1,461,065

TOTAL COMMON STOCKS	1,936,894	5,784,120	—	7,721,014

Mutual Funds
United States	270,041	—	—	270,041

TOTAL MUTUAL FUNDS	270,041	—	—	270,041

Short-Term Investments	770,879	—	—	770,879

Total Investments	2,977,814	5,784,120	—	8,761,934

Total	$2,977,814	$5,784,120	$—	$8,761,934

The risks referenced in the table above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

*	The tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Funds’ net asset values than the uncertainties surrounding inputs for a non-derivative security with the same market value.

The underlying funds held at year end are classified above as Level 1, if any. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ Notes to Financial Statements.

For all Funds for the year ended February 28, 2013, there were no material transfers between Level 1 and Level 2.

33

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

The following is a reconciliation of securities and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 29, 2012	Purchases	Sales	Accrued Discounts/ Premiums	Total Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3*	Transfer out of Level 3*		Balances as of February 28, 2013	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of February 28, 2013
Foreign Small Companies Fund
Common Stock
Thailand	$2,088,385	$2,011,229	$(2,665,671)	$—	$140,852	$2,862,444	$—	$(4,437,239	)**	$—	$—

Total	$2,088,385	$2,011,229	$(2,665,671)	$—	$140,852	$2,862,444	$—	$(4,437,239)		$—	$—

*	The Funds account for securities and derivatives, if any, transferred into and out of Level 3 at the value at the end of the year.
**	Financial assets transferred between Level 2 and Level 3 were due to a change in observable and/or unobservable inputs.

Cash

Cash and Foreign Currency, if any, on the Statement of Assets and Liabilities consists of cash balances held with the custodian.

Due to/from broker

Due to/from broker in the Statement of Assets and Liabilities includes collateral on swap agreements, futures contracts, option contracts and forward currency contracts, if any.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. Dollars at the close of regular trading on the NYSE, generally at 4:00 pm Boston time. Income and expenses denominated in foreign currencies are typically translated into U.S. Dollars at the close of regular trading on the NYSE. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Taxes and distributions

Each Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Each Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, each Fund makes no provision for U.S. federal income or excise taxes. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country’s tax treaty with the United States. The foreign withholding rates applicable to a Fund’s investments in certain jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders.

Each Fund’s policy is to declare and pay distributions of its net investment income, if any, semi-annually. Each Fund also intends to distribute net realized short-term and long-term capital gains, if any, at least annually. Typically, distributions are reinvested in additional shares of each Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by each Fund on the ex-dividend date.

Foreign taxes paid by each Fund may be treated, to the extent permissible under the Code and if that Fund so elects, as if paid by U.S. shareholders of that Fund.

Each Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. Taxes related to capital gains realized during the year ended February 28, 2013, if any, are reflected as part of Net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gain taxes on unrealized investment gains, if any, are reflected as part of Change in net unrealized appreciation (depreciation) in the Statement of Operations. Transaction-based charges are generally calculated as a percentage of the transaction amount.

34

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will likely reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences for each Fund primarily relate to reasons described in the following table:

Difference related to:	Foreign Fund	Foreign Small Companies Fund	Global Focused Equity Fund
Capital loss carry forwards	X	X
Derivative contract transactions		X
Dividend income and withholding tax reclaim reserves	X
Foreign currency transactions	X	X
Late-year ordinary losses		X
Losses on wash sale transactions	X	X
Partnership interest tax allocations			X
Passive foreign investment company transactions	X	X	X
Post-October capital losses	X	X
Redemption in-kind transactions	X

The tax character of distributions declared to shareholders is as follows:

	Tax year ended February 28, 2013			Tax year ended February 29, 2012

Fund Name	Ordinary Income (including any net short-term capital gain) ($)	Net Long- Term Capital Gain ($)	Total Distributions ($)	Ordinary Income (including any net short-term capital gain) ($)	Net Long- Term Capital Gain ($)	Total Distributions ($)
Foreign Fund	28,906,649	—	28,906,649	66,924,888	—	66,924,888
Foreign Small Companies Fund	9,639,031	—	9,639,031	10,061,036	—	10,061,036
Global Focused Equity Fund	172,149	—	172,149	—	—	—

Distributions in excess of tax basis earnings and profits, if significant, are reported in the Funds’ financial statements as a return of capital.

35

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

As of February 28, 2013, the components of distributable earnings on a tax basis and other tax attributes for the Funds consisted of the following:

Fund Name	Undistributed Ordinary Income (including any net short-term capital gain) ($)	Undistributed Net Long-Term Capital Gain ($)	Late-Year Ordinary Loss Deferral ($)	Capital Loss Carryforwards ($)	Post-October Capital Losses ($)
Foreign Fund	3,174,627	—	—	(634,408,646)	—
Foreign Small Companies Fund	5,462,509	—	—	(15,155,424)	—
Global Focused Equity Fund	224,959	186,375	—	—	—

As of February 28, 2013, the Funds listed below had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Net capital losses recognized in taxable years beginning on or after March 1, 2011 are carried forward without expiration and generally retain their short-term and/or long-term tax character, as applicable. In addition, such losses should be utilized prior to losses scheduled to expire on or before February 28, 2019. As a result of this ordering rule, losses that are subject to expiration may expire unused. Utilization of the capital loss carryforwards, post-October capital losses, and losses realized subsequent to February 28, 2013, if any, could be subject to further limitations imposed by the Code related to share ownership activity. The Funds’ capital loss carryforwards are as follows:

	Short-Term ($)			Total Short- Term ($)	Long-Term ($)
Fund Name	Expiration Date 2/28/2018	Expiration Date 2/28/2019	No Expiration Date		No Expiration Date
Foreign Fund	(587,518,459)	—	(18,094,912)	(605,613,371)	(28,795,275)
Foreign Small Companies Fund	(13,498,730)	(1,656,694)	—	(15,155,424)	—
Global Focused Equity Fund	—	—	—	—	—

As of February 28, 2013, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Fund Name	Aggregate Cost ($)	Gross Unrealized Appreciation ($)	Gross Unrealized (Depreciation) ($)	Net Unrealized Appreciation (Depreciation) ($)
Foreign Fund	499,236,221	40,075,324	(15,407,247)	24,668,077
Foreign Small Companies Fund	697,735,170	122,324,355	(33,582,522)	88,741,833
Global Focused Equity Fund	8,058,603	896,613	(193,282)	703,331

The Funds are subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. United States and non-U.S. tax rules (including the interpretation and application of tax laws) are subject to change. The Funds file tax returns and/or adopt certain tax positions in various jurisdictions. Non-U.S. taxes are provided for based on the Funds’ understanding of the prevailing tax rules of the non-U.S. markets in which they invest. Recently enacted tax rules, including interpretations of tax laws (e.g., regulations pertaining to the U.S. Foreign Account Tax Compliance Act) and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Funds and their investors are taxed prospectively and/or retroactively. Prior to the expiration of the relevant statutes of limitations, if any, the Funds are subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns they have filed and the tax positions they have adopted. The Funds’ U.S. federal income tax returns are generally subject to examination by the Internal Revenue Service for a period of three years after they are filed. State, local and/or non-U.S. tax returns and/or other filings may be subject to examination for different periods, depending upon the tax rules of each applicable jurisdiction.

36

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

Security transactions and related investment income

Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Funds’ policy is that security transactions are generally accounted for on the following business day. The Manager may override that policy and the Funds may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when a Fund is informed of the ex-dividend date. Income dividends and capital gain distributions from the underlying funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation-indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or investment loss. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Funds use the identified cost basis.

Expenses

Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses and realized and unrealized gains and losses are allocated among the classes of shares of the Funds, if applicable, based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class’s operations. In addition, the Funds may incur fees and expenses indirectly as a shareholder in the underlying funds (See Note 5).

Brown Brothers Harriman & Co. (“BBH”) serves as the Funds’ custodian and fund accounting agent. State Street Bank and Trust Company (“State Street”) serves as the Funds’ transfer agent. Prior to December 31, 2012, State Street’s fees may have been reduced by an earnings allowance calculated on the average daily cash balances each Fund maintains with each agent. Prior to December 31, 2012, each Fund received the benefit of any earnings allowance. Earnings allowances received prior to December 31, 2012 are reported as a reduction of expenses in the Statement of Operations. Effective January 1, 2013, any cash balances maintained at State Street are held in a Demand Deposit Account and interest income earned, if any, is shown as interest income in the Statement of Operations.

Purchases and redemptions of Fund shares

Purchase premiums and redemption fees (if applicable) are paid to and retained by a Fund to help offset estimated portfolio transaction costs and other related costs (e.g., bid to ask spreads, stamp duties and transfer fees) incurred by the Fund (directly or indirectly through investments in underlying funds) as a result of the purchase or redemption by allocating estimated transaction costs to the purchasing or redeeming shareholder. Such fees are recorded as a component of the Funds’ net share transactions. A Fund may impose a new purchase premium and/or redemption fee or modify an existing fee at any time.

Purchase premiums are not charged on reinvestments of distributions. Redemption fees apply to all shares of a Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions). If the Manager determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, it ordinarily will waive or reduce the purchase premium or redemption fee with respect to that portion. The Manager also may waive or reduce the purchase premium or redemption fee relating to a cash purchase or redemption of a Fund’s shares if the Fund will not incur transaction costs or will incur reduced transaction costs.

The Manager will waive or reduce the purchase premium when securities are used to purchase a Fund’s shares except to the extent that the Fund incurs transaction costs (e.g., stamp duties or transfer fees) in connection with its acquisition of those securities. The Funds may waive or reduce redemption fees when they use portfolio securities to redeem their shares. However, when a substantial portion of a Fund is being redeemed in-kind, the Fund may nonetheless charge a redemption fee equal to known or estimated costs.

Purchase premiums or redemption fees generally will not be waived for purchases and redemptions of Fund shares executed through brokers or agents, including, without limitation, intermediary platforms that are allowed pursuant to agreements with the Trust to transmit orders for purchases and redemptions the day after those orders are received.

37

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

As of February 28, 2013, the premium on cash purchases and the fee on cash redemptions were as follows:

	Foreign Fund	Foreign Small Companies Fund	Global Focused Equity Fund
Purchase Premium	—	0.50%	—
Redemption Fee	—	0.50%	—

Recently-issued accounting guidance

In December 2011, the Financial Accounting Standards Board issued “Disclosures about Offsetting Assets and Liabilities”. The pronouncement creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to enforceable master netting arrangements or similar agreements. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. The Manager is currently evaluating the application of the pronouncement and its impact, if any, on the Funds’ financial statements.

3.	Investment and other risks

The following chart identifies selected risks associated with each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times:

	Foreign Fund	Foreign Small Companies Fund	Global Focused Equity Fund
Market Risk – Equity Securities Risk	X	X	X
Liquidity Risk	X	X	X
Smaller Company Risk	X	X	X
Derivatives Risk	X	X	X
Non-U.S. Investment Risk	X	X	X
Currency Risk	X	X	X
Focused Investment Risk	X	X	X
Leveraging Risk	X	X	X
Counterparty Risk	X	X	X
Market Disruption and Geopolitical Risk	X	X	X
Large Shareholder Risk	X	X	X
Management and Operational Risk	X	X	X
Non-Diversified Funds	X		X

38

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

Investing in mutual funds involves many risks. The risks of investing in a particular Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Funds. Funds could be subject to additional risks because of the types of investments they make and market conditions, which may change over time.

Each Fund that invests in other GMO Funds and other investment companies is exposed to the risks to which the underlying funds in which it invests are exposed. Therefore, unless otherwise noted, the selected risks summarized below include both direct and indirect risks, and, references in this section to investments made by a Fund include those made both directly by the Fund and indirectly by the Fund through other GMO Funds and other investment companies.

An investment in a Fund is not a bank deposit and, therefore, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

• MARKET RISK. All of the Funds are subject to market risk, which is the risk that the market value of their holdings will decline. Market risks include:

Equity Securities Risk — Funds with equity investments run the risk that the market prices of those investments will decline. The market price of an equity investment may decline for reasons that directly relate to the issuing company, such as poor management performance or reduced demand for its goods or services. It also may decline due to factors that affect a particular industry, such as a decline in demand, labor or raw material shortages or increased production costs. In addition, market prices may decline as a result of general market conditions not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. Equity investments generally have significant price volatility and the market price of equity investments can decline in a rapid or unpredictable manner.

The Funds invest a substantial portion of their assets in equities and, as a result, declines in stock market prices generally are likely to reduce the net asset values of those Funds’ shares.

If a Fund purchases equity investments at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not appreciate to or will decline from that value for a variety of reasons, one of which may be the Manager’s overestimation of the value of those investments.

Equity investments trading at high multiples of current earnings often are more sensitive to changes in future earnings expectations than those of other securities.

• LIQUIDITY RISK. Liquidity risk is the risk that low trading volume, lack of a market maker, large position size or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits or prevents a Fund from selling particular securities or unwinding derivative positions at desirable prices. A Fund is also exposed to liquidity risk when it has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements, writing a put, or closing a short position). All of the Funds are subject to liquidity risk to some extent but those with the greatest risk have principal investment strategies that involve investment in asset-backed securities, emerging country debt securities, securities of companies with smaller market capitalizations or smaller total float-adjusted market capitalizations and emerging market securities. These types of investments can be difficult to value, resulting in differences between the price at which they are sold and the value at which they are carried on the books of a Fund. In addition, Inflation-Protected Securities issued by the U.S. Treasury (“TIPS”) have exhibited periods of greatly reduced liquidity when disruptions in fixed income markets have occurred, such as the events surrounding the bankruptcy of Lehman Brothers in 2008. Less liquid securities are more susceptible than other securities to price declines when markets decline generally.

All of the Funds with benchmarks may buy securities that are less liquid than those in their benchmarks.

• SMALLER COMPANY RISK. Companies with smaller market capitalizations, including small- and mid-cap companies, may have limited product lines, markets, or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. In addition, their securities often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations. In addition, market risk and liquidity risk are particularly pronounced for securities of these companies.

• DERIVATIVES RISK. All of the Funds may invest in derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates or indices. Derivatives include futures, non-U.S. currency contracts, swap agreements, reverse repurchase agreements and other OTC contracts. Derivatives may relate to securities, interest rates, currencies or currency exchange rates, inflation rates, commodities and indices.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. In particular, a Fund’s use of OTC derivatives exposes it to the risk that the counterparties will be unable or unwilling to make

39

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

timely settlement payments or otherwise honor their obligations. An OTC derivatives contract typically can be closed only with the consent of the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund, and if it does, the Fund may decide not to pursue its claims against the counterparty to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts, or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

A Fund may invest in derivatives that (i) do not require the counterparty to post collateral (e.g., forward currency contracts), (ii) require collateral but that do not provide for the Fund’s security interest in it to be perfected, (iii) require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or (iv) do not require that collateral be regularly marked-to-market. When a counterparty’s obligations are not fully secured by collateral, a Fund runs the risk of having limited recourse if the counterparty defaults. Even when obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. The Funds may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Funds. Derivatives risk is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. In addition, during those periods, a Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Derivatives also present other risks described in this section, including market risk, liquidity risk, currency risk, credit risk and counterparty risk. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used may not produce valuations that are consistent with the values a Fund realizes when it closes or sells an OTC derivative. Valuation risk is more pronounced when a Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of a Fund’s net asset value. Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates or indices they are designed to track.

A Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of a Fund, the Funds will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce a Fund’s risk exposures, potentially resulting in losses for the Fund.

When a Fund uses credit default swaps to obtain synthetic long exposure to a fixed income security such as a debt instrument or index of debt instruments, the Fund is exposed to the risk that it will be required to pay the full notional value of the swap agreement in the event of a default.

Swap agreements and other OTC derivatives are highly susceptible to liquidity risk (see “Liquidity Risk” above) and counterparty risk (see “Counterparty Risk” below), and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself.

The U.S. government recently enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. Because the legislation leaves much to rule making (and many of the rules are not yet final), its ultimate impact remains unclear.

• NON-U.S. INVESTMENT RISK. Funds that invest in non-U.S. securities are subject to additional and more varied risks than Funds whose investments are limited to U.S. securities. The securities markets of many non-U.S. countries include securities of only a limited number of companies in a limited number of industries. As a result, the market prices of many of those securities fluctuate more than those of U.S. securities. In addition, issuers of non-U.S. securities often are not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, custody and auditing standards of non-U.S. countries differ, in some cases significantly, from U.S. standards. Non-U.S. portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs. A Fund may be subject to non-U.S. taxation, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends or interest it receives on non-U.S. investments, (ii) transactions in those investments and (iii) the repatriation of proceeds generated from the sale of those investments. Transaction-based charges are generally calculated as a percentage of the transaction amount. In addition, some jurisdictions may limit the Fund’s ability to profit from short term trading (as defined in the relevant jurisdiction).

Also, investing in non-U.S. securities exposes a Fund to the risk of nationalization, expropriation or confiscatory taxation of assets of their issuers, adverse changes in investment regulations, capital requirements or exchange controls (which may include suspension of the ability to transfer currency from a country), and adverse political and diplomatic developments.

40

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

In some non-U.S. markets, custody arrangements for securities provide significantly less protection than custody arrangements in U.S. markets, and prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose a Fund to credit and other risks it does not have in the U.S. with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Fluctuations in non-U.S. currency exchange rates also will affect the market value of a Fund’s non-U.S. investments (see “Currency Risk” below).

U.S. investors are required to maintain a license to invest directly in many non-U.S. markets. These licenses are often subject to limitations, including maximum investment amounts. Once a license is obtained, a Fund’s ability to continue to invest directly is subject to the risk that the license will be terminated or suspended. If a license is terminated or suspended, to obtain exposure to the market the Fund will be required to purchase American Depositary Receipts, Global Depositary Receipts, shares of other funds that are licensed to invest directly, or derivative instruments. The receipt of a non-U.S. license by one of the Manager’s clients may preclude other clients, including a Fund, from obtaining a similar license, and this could limit the Fund’s investment opportunities. In addition, the activities of another of the Manager’s clients could cause the suspension or revocation of a license and thereby limit the Funds’ investment opportunities.

Funds that invest a significant portion of their assets in securities of issuers tied economically to emerging countries (or investments related to emerging markets) are subject to greater non-U.S. investment risk than Funds investing primarily in more developed non-U.S. countries (or markets). The risks of investing in those securities include: greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war or natural disaster); increased risk of nationalization, expropriation, or other confiscation of assets of issuers of securities in a Fund’s portfolio; greater governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on non-U.S. investment, capital controls and limitations on repatriation of invested capital, dividends, interest and other income and on a Fund’s ability to exchange local currencies for U.S. Dollars; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); unavailability of currency hedging techniques; differences in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement; difficulties in obtaining and/or enforcing legal judgments; and significantly smaller market capitalizations of issuers.

• CURRENCY RISK. Currency risk is the risk that fluctuations in exchange rates will adversely affect the market value of a Fund’s investments. Currency risk includes the risk that the non-U.S. currencies in which a Fund’s investments are traded, in which a Fund receives income or in which a Fund has taken a position, will decline in value relative to the U.S. Dollar. Currency risk also includes the risk that the currency to which the Fund has obtained exposure through hedging declines in value relative to the currency being hedged, in which event, the Fund may realize a loss both on the hedging instrument and on the currency being hedged. Currency exchange rates can fluctuate significantly for many reasons, including changes in supply and demand in the currency exchange markets, trade balances, actual or perceived changes in interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, intervention (or the failure to intervene) by governments, central banks or supranational agencies such as the International Monetary Fund, and currency or exchange controls or other political and economic developments in the U.S. or abroad. See “Market Disruption and Geopolitical Risk” below.
Many of the Funds use derivatives to take overweighted or underweighted currency positions relative to the currency exposure of their portfolios. As a result, their currency exposure may differ (in some cases significantly) from the currency exposure of their benchmarks. If the exchange rates of the currencies involved do not move as expected, a Fund could lose money both on its holdings of a particular currency and on the derivative. See also “Non-U.S. Investment Risk” above.

Some currencies are illiquid (e.g., some emerging country currencies), and a Fund may not be able to convert them into U.S. Dollars, in which case the Manager may decide to purchase U.S. Dollars in a parallel market in which the exchange rate is materially and adversely different. Exchange rates for many currencies (e.g., some emerging country currencies) are particularly affected by exchange control regulations.

Derivative transactions in non-U.S. currencies (such as futures, forwards, options and swaps) may involve leveraging risk in addition to currency risk, as described below under “Leveraging Risk.” In addition, the obligations of counterparties in currency derivative transactions are often not secured by collateral, which increases counterparty risk (see “Counterparty Risk” below).

• FOCUSED INVESTMENT RISK. Funds whose investments are focused in particular countries, regions, sectors, companies or industries with high positive correlations to one another (e.g., different industries within broad sectors, such as technology or financial services) are subject to greater overall risk than funds whose investments are more diversified. A Fund that invests in the securities of a limited number of issuers is particularly exposed to adverse developments affecting those issuers, and a decline in the market value of a particular security held by the Fund is likely to affect the Fund’s performance more than if the Fund invested in the securities of a larger number of issuers.

A Fund that focuses its investments in a particular type of security or sector, or in securities of companies in a particular industry, is vulnerable to events affecting those securities, sectors, or companies. Securities, sectors, or companies that share common characteristics are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political or other developments.

41

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

Similarly, Funds having a significant portion of their assets in investments tied economically to (or related to) a particular geographic region, non-U.S. country (e.g., Taiwan) or particular market (e.g., emerging markets) have more exposure to regional and country economic risks than funds making non-U.S. investments throughout the world. The political and economic prospects of one country or group of countries within the same geographic region may affect other countries in that region, and a recession, debt crisis or decline in currency valuation in one country can spread to other countries. Furthermore, companies in a particular geographic region or non-U.S. country are vulnerable to events affecting other companies located in that region or country because they often share common characteristics, are exposed to similar business risks and regulatory burdens, and react similarly to specific economic, market, political or other developments. See also “Non-U.S. Investment Risk” above.

• LEVERAGING RISK. The use of reverse repurchase agreements and other derivatives and securities lending creates leverage (i.e., a Fund’s investment exposures exceed its net asset value). Leverage increases the magnitude of a Fund’s losses when the value of its investments (including derivatives) declines. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A Fund’s use of reverse repurchase agreements also subjects it to interest costs based on the difference between the sale and repurchase price of the security involved. A Fund’s portfolio also will be leveraged if it borrows money to meet redemption requests or settle investment transactions or if it exercises its right to delay payment on a redemption.

A Fund may manage some of its derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, a Fund may perform as if it were leveraged.

• COUNTERPARTY RISK. Funds that enter into contracts with counterparties, such as repurchase or reverse repurchase agreements or other OTC derivatives contracts, or that lend their securities run the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. There is neither an explicit limit on the amount of exposure that a Fund may have with any one counterparty nor a requirement that counterparties maintain a specific rating by a nationally recognized rating organization in order to be considered for potential transactions. To the extent that GMO’s view with respect to a particular counterparty changes (whether due to external events or otherwise), existing transactions are not required to be terminated or modified. Additionally, new transactions may be entered into with a counterparty that is no longer considered eligible if the transaction is primarily designed to reduce the overall risk of potential exposure to that counterparty (for example, re-establishing the transaction with a lesser notional amount). Counterparty risk is pronounced during unusually adverse market conditions and is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

Participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets, and, therefore, OTC derivatives generally expose a Fund to greater counterparty risk than exchange-traded derivatives. A Fund is subject to the risk that a counterparty will not settle a derivative in accordance with its terms because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem. If a counterparty’s obligation to a Fund is not collateralized, then the Fund is essentially an unsecured creditor of the counterparty. If the counterparty defaults, the Fund will have contractual remedies, but the Fund may be unable to enforce them, thus causing the Fund to suffer a loss. Counterparty risk is greater for derivatives with longer maturities because of the greater possibility that events will intervene to prevent settlement. Counterparty risk also is greater when a Fund has concentrated its derivatives with a single or small group of counterparties as it sometimes does as a result of its use of swaps and other OTC derivatives. Significant exposure to a single counterparty increases a Fund’s counterparty risk. Funds that use swap agreements are subject, in particular, to the creditworthiness of the counterparties because some types of swap agreements have durations longer than six months (and, in some cases, decades). The creditworthiness of a counterparty may be adversely affected by greater than average volatility in the markets, even if the counterparty’s net market exposure is small relative to its capital. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in the collateral may not be perfected or additional collateral may not be promptly posted as required.

The Funds also are subject to counterparty risk because they execute their securities transactions through brokers and dealers. If a broker or dealer fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Funds could miss investment opportunities or be unable to dispose of investments they would prefer to sell, resulting in losses for the Funds.

Counterparty risk with respect to OTC derivatives may be affected by new regulations affecting the derivatives market. Some derivatives, such as some types of interest rate swaps and credit default index swaps on North American and European indices that may be used by the Funds, will be required to be cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivative transaction. members are required to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing broker from its customers are generally held by the clearing broker on a

42

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

commingled basis in an omnibus account and may be freely accessed by the clearing broker, which may also invest any such funds in certain instruments permitted under the applicable regulations. The assets of the Fund might not be fully protected in the event of the Fund’s clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s customers for a relevant account class. Also, the clearing member transfers to the clearing organization the amount of margin required by the clearing organization for cleared swaps, which amounts are generally held in an omnibus account at the clearing organization for all customers of the clearing member. CFTC regulations require that the clearing member notify the clearing house the amount of initial margin provided by the clearing member to the clearing organization that is attributable to each customer. However, if the clearing member does not provide accurate reporting, the Funds are subject to the risk that a clearing organization will use a Fund’s assets held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. In addition, clearing members generally provide to the clearing organization the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than the gross amount of each customer. The Funds are therefore subject to the risk that a clearing organization will not make variation margin payments owed to a Fund if another customer of the clearing member has suffered a loss and is in default.

• MARKET DISRUPTION AND GEOPOLITICAL RISK. The Funds are subject to the risk that geopolitical and other events will disrupt securities markets, adversely affect global economies and markets and thereby decrease the value of the Funds’ investments. The wars in Iraq and Afghanistan have had a substantial effect on the economies and securities markets of the U.S. and other countries. Terrorism in the U.S. and around the world has had a similar global impact and has increased geopolitical risk. The terrorist attacks on September 11, 2001 resulted in the closure of some U.S. securities markets for four days, and similar attacks are possible in the future. The uncertainty surrounding the sovereign debt of the European Union countries of Greece, Spain, Portugal, Ireland and Italy, as well as the continued existence of the European Union itself, have disrupted and may continue to disrupt markets in the U.S. and around the world. If one or more countries leave the European Union or the European Union dissolves, there likely will be significant disruptions in the world’s securities market. Substantial government interventions (e.g., currency controls) also could negatively impact the Funds. War, terrorism, economic uncertainty and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment and other factors affecting the value of the Funds’ investments. During such market disruptions, the Funds’ exposure to the risks described elsewhere in this “Investment and other risks” section will likely increase. Market disruptions, including sudden government interventions, can also prevent the Funds from implementing their investment programs for a period of time and achieving their investment objectives. For example, a disruption may cause disruptions to the orderly functioning of the securities markets and/or may cause the Funds’ derivatives counterparties to discontinue offering derivatives on some underlying commodities, securities, reference rates, or indices, or to offer them on a more limited basis. To the extent that a Fund has focused its investments in the stock index of particular region, adverse geopolitical and other events could have a disproportionate impact on the Fund.

• LARGE SHAREHOLDER RISK. To the extent that a large number of shares of a Fund is held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares will adversely affect the Fund’s performance if it is forced to sell portfolio securities to raise the cash needed to satisfy the redemption request. In addition, GMO Funds and other accounts over which GMO has investment discretion that invest in the Funds are not subject to restrictions on the frequency of trading of Fund shares. Asset Allocation Funds and separate accounts managed by the Manager for its clients hold substantial percentages of many Funds, and asset allocation decisions by the Manager may result in substantial redemptions from (or investments into) those Funds. These transactions may adversely affect the Fund’s performance to the extent that the Fund is required to sell investments (or invest cash) at times when it would not otherwise do so. Redemptions of a large number of shares also may increase transaction costs or accelerate the realization of taxable income and/or gains to shareholders if the sales of portfolio securities they necessitate result in gains. They also potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). In addition, each Fund that invests in other GMO Funds subject to large shareholder risk is indirectly subject to this risk.

• MANAGEMENT AND OPERATIONAL RISK. Each Fund is subject to management risk because it relies on the Manager’s ability to achieve its investment objective. Each Fund runs the risk that the Manager’s investment techniques will fail to produce desired results, and cause the Fund to incur significant losses. The Manager also may fail to use derivatives effectively, choosing to hedge or not to hedge positions at disadvantageous times.

For some Funds the Manager’s portfolio managers use quantitative analyses and models. Any imperfections, errors or limitations in those analyses and models could affect the ability of the portfolio managers to implement the strategies they wish to pursue. By necessity, these analyses and models make simplifying assumptions that limit their effectiveness. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate or may not include the most recent information about a company or a security. The Funds also run the risk that GMO’s fundamental assessment of an investment may be wrong. There can be no assurance that key personnel of

43

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

the Manager will continue to be employed by the Manager. The loss of their services could have an adverse impact on the Manager’s ability to achieve the Funds’ investment objectives.

The Funds also are subject to the risk of loss as a result of other services provided by the Manager and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency and other services. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error and system failures by a service provider. For example, trading delays or errors (both human and systematic) could prevent a Fund from benefiting from potential investment gains or avoiding losses on the security. The Manager is not contractually liable to the Funds for losses associated with operational risk absent the Manager’s willful misfeasance, bad faith, gross negligence or reckless disregard of its contractual obligations to provide services to the Funds. Other Fund service providers also have limitations on their liability to the Funds for losses resulting from their errors.

• NON-DIVERSIFIED FUNDS. Some of the Funds are not “diversified” investment companies within the meaning of the 1940 Act. This means they are allowed to invest in the securities of a relatively small number of issuers and/or non-U.S. currencies. As a result, they may be subject to greater credit, market and other risks, and poor performance by a single issuer may have a greater impact on their performance, than if they were “diversified.”

The following Funds are not diversified investment companies under the 1940 Act.

•	Foreign Fund
•	Global Focused Equity Fund

Temporary Defensive Positions.

The Funds normally do not take temporary defensive positions. To the extent a Fund takes a temporary defensive position, or otherwise holds cash, cash equivalents, or high quality debt investments on a temporary basis, the Fund may not achieve its investment objective.

4.	Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Funds’ portfolios. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap agreements, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Funds may use derivatives as substitutes for direct investment in securities or other assets. For example, a Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives, to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Funds also may use currency derivatives (including forward currency contracts, futures contracts, swap agreements and options) to gain exposure to a given currency.

The Funds may use derivatives in an attempt to reduce their investment exposures (which may result in a reduction below zero). A Fund also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Funds may use derivatives in an attempt to adjust elements of their investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if a Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting their investment exposure, the Funds also may use currency derivatives in an attempt to adjust their currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by their portfolio investments.

The Funds may use derivatives to effect transactions intended as substitutes for securities lending.

The Funds may have investment exposures in excess of their net assets (i.e. they may be leveraged). A Fund’s foreign currency exposure may differ significantly from the currency exposure represented by its investments.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. See “Investment and other risks” above for further information.

44

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

For Funds that held derivatives during the year ended February 28, 2013, the following table shows how the Fund used these derivatives (marked with an X):

Type of Derivative and Objective for Use	Foreign Fund	Foreign Small Companies Fund
Forward currency contracts
To manage against anticipated currency exchange rate changes	X	X
Rights and/or warrants
Received as a result of corporate actions	X	X

Forward currency contracts

The Funds may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by each Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Funds to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. Forward currency contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Futures contracts

The Funds may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, a Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (and if the futures are traded outside the U.S. and the market for such futures is closed prior to the close of NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by each Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Funds to the risk that they may not be able to enter into a closing transaction due to an illiquid market. Futures contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Options

The Funds may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options a Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. A Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. Purchased option contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

The Funds may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies they own or in which they may invest. Writing options alters a Fund’s exposure to the underlying asset by, in the case of a call option, obligating that Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating that Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, a Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that a Fund writes call options without an offsetting

45

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose a Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. Written option contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

When an option contract is closed, that Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions (and if the underlying reference security closes or the official closing time of the underlying index occurs prior to the close of the NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The Funds value OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Funds may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap agreements are net settled. When entering into a swap agreement and during the term of the transaction, a Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Funds do not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or loss in the Statement of Operations.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

46

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

Generally, the Funds price their swap agreements daily using industry standard models that may incorporate quotations from market makers or pricing vendors (and if the underlying reference security closes or the official closing time of the underlying index occurs prior to the close of the NYSE due to time zone differences, the quotations will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close) and record the change in value, if any, as unrealized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that a Fund has amounts on deposit in excess of amounts owed by that Fund, or that any collateral the other party posts is insufficient or not timely received by a Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. Swap agreements outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Rights and warrants

The Funds may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in the section entitled “Options” above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. Rights and/or warrants outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

As provided by U.S. GAAP, the table below is based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Funds (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of February 28, 2013 and the Statement of Operations for the year ended February 28, 2013^:

	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Other Contracts	Total
Foreign Fund
Liability:
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$(27,294)	$—	$—	$(27,294)

Total	$—	$—	$(27,294)	$—	$—	$(27,294)

Net Realized Gain (Loss) on:
Investments (rights and/or warrants)	$—	$(64,908)	$—	$—	$—	$(64,908)
Forward Currency Contracts	—	—	(658,675)	—	—	(658,675)

Total	$—	$(64,908)	$(658,675)	$—	$—	$(723,583)

Change in Net Unrealized Appreciation (Depreciation) on:
Forward Currency Contracts	$—	$—	$96,494	$—	$—	$96,494

Total	$—	$—	$96,494	$—	$—	$96,494

Foreign Small Companies Fund
Liability:
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$(43,922)	$—	$—	$(43,922)

Total	$—	$—	$(43,922)	$—	$—	$(43,922)

Net Realized Gain (Loss) on:
Forward Currency Contracts	$—	$—	$(805,979)	$—	$—	$(805,979)
Investments (rights and/or warrants)	—	(66,893)	—	—	—	(66,893)

Total	$—	$(66,893)	$(805,979)	$—	$—	$(872,872)

47

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Other Contracts	Total
Change in Net Unrealized Appreciation (Depreciation) on:
Forward Currency Contracts	$—	$—	$(444)	$—	$—	$(444)
Investments (rights and/or warrants)	—	51,407	—	—	—	51,407

Total	$—	$51,407	$(444)	$—	$—	$50,963

^	Because the Funds value their derivatives at fair value and recognizes changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.

The average volume of derivative activity, based on absolute values (forward currency contracts and rights and/or warrants) outstanding at each month-end, was as follows for the year ended February 28, 2013.

Fund Name	Forward Currency Contracts ($)	Rights and/or Warrants ($)
Foreign Fund	32,766,364	18,519
Foreign Small Companies Fund	19,724,789	25,838

5.	Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to each Fund. That fee, if any, is paid monthly at the annual rate equal to the percentage of each Fund’s average daily net assets set forth in the table below:

	Foreign Fund	Foreign Small Companies Fund	Global Focused Equity Fund
Management Fee	0.60%	0.70%	0.60%

In addition, each class of shares of certain Funds pay the Manager a shareholder service fee for providing client services and reporting, such as performance information, client account information, personal and electronic access to Fund information, access to analysis and explanations of Fund reports, and assistance in maintaining and correcting client-related information. Shareholder service fees are paid monthly equal to the percentage of each applicable Fund’s average daily net assets set forth in the table below:

Fund Name	Class II	Class III	Class IV
Foreign Fund	0.22%	0.15%	0.09%
Foreign Small Companies Fund		0.15%	0.10%
Global Focused Equity Fund		0.15%	0.10%	*

*	Class is offered but has no shareholders as of February 28, 2013.

For each Fund, the Manager has contractually agreed to reimburse the Fund for its “Specified Operating Expenses” (as defined below). Any such reimbursements are paid to a fund concurrently with the Fund’s payment of management fees to the Manager.

Subject to the exclusions noted below, “Specified Operating Expenses” means only the following expenses to the extent that they are borne by a Fund: audit expenses, fund accounting expenses, pricing service expenses, non-investment related tax expenses, transfer agency expenses, non-investment related legal expenses provided to the Funds by or at the direction of the Manager, federal securities law filing expenses, printing expenses, state and federal registration fees and custody expenses.

48

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

For each Fund that charges a management fee, the Manager will waive and/or reduce the Fund’s management fee, but not below zero, to the extent necessary to offset the management fees directly or indirectly paid by the Fund to the Manager as a result of the Fund’s direct or indirect investments in other GMO Funds.

For each Fund that charges a shareholder service fee, the Manager will waive and/or reduce the shareholder service fee charged by each class of shares of the Fund, but not below zero, to the extent necessary to offset the shareholder service fees directly or indirectly paid by the class of shares of the Fund to the Manager as a result of the Fund’s direct or indirect investments in other GMO Funds.

These contractual waivers and reimbursements will continue through at least June 30, 2013 for each Fund unless the Funds’ Board of Trustees authorizes their modification or termination, or reduces the fee rates paid to the Manager under the Fund’s management contract or servicing and supplement support agreement.

The Funds’ portion of the gross fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any agents unaffiliated with the Manager during the year ended February 28, 2013 is shown in the table below and included in the Statement of Operations.

Fund Name	Independent Trustees and their legal counsel ($)	Agent unaffiliated with the Manager ($)
Foreign Fund	8,917	3,730
Foreign Small Companies Fund	7,284	2,265
Global Focused Equity Fund	105	8

Certain Funds incur fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2013, these indirect fees and expenses expressed as an annualized percentage of each Fund’s average daily net assets were as follows:

Fund Name	Indirect Net Expenses (excluding shareholder service fees)	Indirect Shareholder Service Fees	Total Indirect Expenses
Foreign Fund	< 0.001%	0.000%	< 0.001%
Foreign Small Companies Fund	< 0.001%	0.000%	< 0.001%
Global Focused Equity Fund	< 0.001%	0.000%	< 0.001%

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2013 are noted in the table below:

	Purchases ($)	Purchases ($)	Sales ($)	Sales ($)

Fund Name	U.S. Government Securities	Investments (Non-U.S. Government Securities)	U.S. Government Securities	Investments (Non-U.S. Government Securities)
Foreign Fund	—	729,919,260	—	989,903,603
Foreign Small Companies Fund	—	483,307,407	—	338,592,068
Global Focused Equity Fund	—	9,507,917	—	6,529,372

Cost of purchases and proceeds from sales for in-kind transactions, excluding short-term investments, in accordance with U.S. GAAP for the year ended February 28, 2013 are noted in the table below:

Fund Name	Sales ($)
Foreign Fund	274,337,224

49

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

For the period ended February 28, 2013, the following Funds had net realized gains attributed to redemption in-kind transactions:

Fund Name	Net realized gains/(losses) attributed to redemption in-kind transactions ($)
Foreign Fund	21,752,223

7.	Guarantees

In the normal course of business the Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Funds. Based on experience, the Manager is of the view that the risk of loss to the Funds in connection with the Funds’ indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Funds.

8.	Principal shareholders and related parties as of February 28, 2013

Fund name	Number of shareholders that hold more than 10% of the outstanding shares of the Fund	Percentage of outstanding shares of the Fund held by those shareholders owning greater than 10% of the outstanding shares of the Fund	Percentage of the shares of the Fund held by senior management of the Manager and GMO Trust officers	Percentage of the Fund’s shares held by accounts for which the Manager has investment discretion
Foreign Fund	2	21.78%	0.10%	0.53%
Foreign Small Companies Fund	4	75.02%	0.05%	—
Global Focused Equity Fund	3	74.51%	92.87%	—

9.	Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Funds shares were as follows:

	Year Ended February 28, 2013		Year Ended February 29, 2012

	Shares	Amount	Shares	Amount
Foreign Fund
Class II:
Shares sold	2,299,470	$24,402,935	4,431,763	$50,391,691
Shares issued to shareholders in reinvestment of distributions	449,055	4,876,994	820,682	8,713,203
Shares repurchased	(7,118,690)	(75,106,677)	(14,543,490)	(170,195,503)

Net increase (decrease)	(4,370,165)	$(45,826,748)	(9,291,045)	$(111,090,609)

Class III:
Shares sold	2,281,734	$25,000,634	1,479,284	$16,402,872
Shares issued to shareholders in reinvestment of distributions	555,602	6,055,606	2,679,898	29,134,752
Shares repurchased	(19,517,218)	(218,802,310)	(79,687,925)	(890,707,654)

Net increase (decrease)	(16,679,882)	$(187,746,070)	(75,528,743)	$(845,170,030)

Class IV:
Shares sold	469,631	$5,307,410	1,549	$19,143
Shares issued to shareholders in reinvestment of distributions	922,716	10,369,630	1,367,672	14,767,256
Shares repurchased	(27,831,031)	(322,626,125)	(30,353,962)	(398,207,962)

Net increase (decrease)	(26,438,684)	$(306,949,085)	(28,984,741)	$(383,421,563)

50

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

	Year Ended February 28, 2013		Year Ended February 29, 2012

	Shares	Amount	Shares	Amount
Class M:*
Shares sold	—	$—	27,094	$325,395
Shares issued to shareholders in reinvestment of distributions	—	—	18,199	192,708
Shares repurchased	—	—	(431,564)	(4,760,116)

Net increase (decrease)	—	$—	(386,271)	$(4,242,013)

Foreign Small Companies Fund
Class III:
Shares sold	9,304,269	$124,236,252	18,035,021	$239,772,059
Shares issued to shareholders in reinvestment of distributions	222,312	3,014,051	531,626	6,427,395
Shares repurchased	(25,098,581)	(335,340,334)	(9,197,189)	(130,261,197)
Purchase premiums^	—	562,384	—	74,989
Redemption fees^	—	5,116	—	29,025

Net increase (decrease)	(15,572,000)	$(207,522,531)	9,369,458	$116,042,271

Class IV:
Shares sold	26,920,343	$358,520,424	8,775,819	$124,516,687
Shares issued to shareholders in reinvestment of distributions	370,030	5,054,564	183,172	2,108,913
Shares repurchased	(6,877)	(95,287)	(13,786,156)	(171,197,979)
Purchase premiums^	—	183,641	—	304
Redemption fees^	—	132	—	177,349

Net increase (decrease)	27,283,496	$363,663,474	(4,827,165)	$(44,394,726)

^ The purchase premiums and redemption fees shown in the table above are the amounts collected by the class upon subscription or redemption by a shareholder of the Fund.

Global Focused Equity Fund
Class III:
Shares sold	149,149	$3,219,483	210,776 **	$4,206,217 **
Shares issued to shareholders in reinvestment of distributions	8,097	172,149	—	—
Shares repurchased	(46)	(1,094)	—	—

Net increase (decrease)	157,200	$3,390,538	210,776	$4,206,217

*	The class closed on February 15, 2012.
**	Period from December 1, 2011 (commencement of operations) through February 29, 2012.

10.	Investments in affiliated issuers

A summary of the Funds’ transactions in the shares of other funds of the Trust during the year ended February 28, 2013 is set forth below:

Affiliate	Value, beginning of period		Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
Foreign Fund
GMO U.S. Treasury Fund	$—		$15,280,585	$7,099,975	$836	$—	$8,180,610

Foreign Small Companies Fund
GMO U.S. Treasury Fund		$—	$27,391,383	$7,260,000	$2,029	$—	$20,131,383

51

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
Global Focused Equity Fund
GMO U.S. Treasury Fund	$—	$530,041	$260,000	$41	$—	$270,041

52

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and Shareholders of GMO Foreign Fund, GMO Foreign Small Companies Fund, and GMO Global Focused Equity Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Foreign Fund, GMO Foreign Small Companies Fund, and GMO Global Focused Equity Fund (collectively, the “Funds”), at February 28, 2013, the results of each of their operations, the changes in each of their net assets, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2013 by correspondence with the custodian, transfer agent, and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 23, 2013

53

GMO Trust Funds

(A Series of GMO Trust)

Fund Expenses

February 28, 2013 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2013.

As a shareholder of the Funds, you may in incur two types of costs: (1) transactions costs, including purchase premium and redemption fees, if applicable; and (2) ongoing costs, including direct and/or indirect management fees, direct and/or indirect shareholder services fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2012 through February 28, 2013.

Actual Expenses

This section of the table for each class below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

This section of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, this section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual			Hypothetical
	Beginning Account Value September 1, 2012	Ending Account Value February 28, 2013	Expenses Paid* During the Period	Beginning Account Value September 1, 2012	Ending Account Value February 28, 2013	Expenses Paid* During the Period	Annualized Net Expense Ratio
Foreign Fund
Class II	$1,000.00	$1,109.80	$4.45	$1,000.00	$1,020.58	$4.26	0.85%
Class III	$1,000.00	$1,109.60	$4.08	$1,000.00	$1,020.93	$3.91	0.78%
Class IV	$1,000.00	$1,109.60	$3.71	$1,000.00	$1,021.27	$3.56	0.71%
Foreign Small Companies Fund
Class III	$1,000.00	$1,151.00	$4.53	$1,000.00	$1,020.58	$4.26	0.85%
Class IV	$1,000.00	$1,151.60	$4.27	$1,000.00	$1,020.83	$4.01	0.80%
Global Focused Equity Fund
Class III	$1,000.00	$1,139.10	$4.35	$1,000.00	$1,020.73	$4.11	0.82%

*	Expenses are calculated using each Class’s annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2013, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

54

GMO Trust Funds

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2013 (Unaudited)

The following information is being provided in order to meet reporting requirements set forth by the Code and/or to meet state-specific requirements. Shareholders should consult their tax advisors.

With respect to distributions paid, the applicable Funds designate the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year-ended February 28, 2013:

Fund Name	Dividend Received Deduction (corporate shareholders)(1)	Qualified Dividend Income (non-corporate shareholders)(1)	Short- Term Capital Gain Dividends(2) ($)	Foreign Taxes Paid(3) ($)	Foreign Source Income(3) ($)
Foreign Fund	—	83.34%	—	2,378,871	32,364,176
Foreign Small Companies Fund	—	96.59%	—	1,208,520	15,773,749
Global Focused Equity Fund	13.72%	84.71%	76,833	13,246	165,003

(1)	Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.
(2)	These amounts are generally exempt from U.S. withholding taxes for non-U.S. shareholders, provided certain conditions are satisfied by both the Funds and the Funds’ shareholders.
(3)	The Funds expect to elect to treat foreign taxes attributed to foreign source income from certain of its investments, as if incurred directly by the Funds’ shareholders.

In early 2014, the Funds will notify applicable shareholders of amounts for use in preparing 2013 U.S. federal income tax forms.

55

Trustees and Officers (Unaudited)

The following tables present information regarding each Trustee and officer of the Trust as of February 28, 2013. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1] Overseen	Other Directorships Held in the Past Five Years
Donald W. Glazer, Esq. DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises.	56	None.

Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Peter Moores Dean and Professor of Finance, University of Oxford Saïd Business School (as of July 1, 2011); Sylvan C. Coleman Professor of Financial Management, Harvard Business School (1989 – 2011).	56	Trustee of State Street Navigator Securities Lending Trust (2 Portfolios).

Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	56	Director of Courier Corporation (a book publisher and manufacturer).

[1]	The Fund Complex includes series of each of GMO Trust and GMO Series Trust. Mr. Kittredge also serves as a Trustee of GMO Series Trust.

[2]	As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2010 and December 31, 2011 these entities paid $1,238,183 and $230,579 respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

56

Interested Trustee and Officer

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1] Overseen	Other Directorships Held in the Past Five Years
Joseph B. Kittredge, Jr.[3] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer of the Trust since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present).	74	None.

Officers

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years[4]
Joseph B. Kittredge, Jr. DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer of the Trust since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present).

Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Treasury and Tax (December 2006 – present), Fund Treasury and Tax Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Treasury and Tax, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Treasury and Tax, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley[5] DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Fund Treasury and Tax, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003 – 2007).

Jason Nagler DOB: 08/12/1982	Assistant Treasurer	Since September 2011.	Fund Treasury and Tax, Grantham, Mayo, Van Otterloo & Co. LLC (August 2009 – present); Audit Senior at Deloitte (August 2007 – August 2009); Audit Staff at Deloitte (January 2005 – August 2007).

John McGinty DOB: 08/11/1962	Chief Compliance Officer	Since March 2011.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009 – present); Senior Vice President and Deputy General Counsel (January 2007 – July 2009), Vice President and Associate General Counsel (February 2006 – December 2006), Fidelity Investments.

Jason B. Harrison DOB: 01/29/1977	Chief Legal Officer, Vice President-Law and Clerk	Chief Legal Officer since October 2010; Vice President – Law since October 2010; Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (February 2006 – present).

[1]	The Fund Complex includes series of each of GMO Trust and GMO Series Trust. Mr. Kittredge also serves as a Trustee of GMO Series Trust.

[3]	Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above.

[4]	Each of Messrs. Burnett, Bohan, Kittredge, and Pottle and Mses. Trinque, and Mahoney serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser. Each officer listed in the table above also serves as an officer of GMO Series Trust.

[5]	Effective March 27, 2013, Carolyn Haley no longer serves as an Assistant Treasurer of the funds.

57

Officers — (Continued)

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years[4]

David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present).

Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (March 2000 – present).

Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present).

Heather S. Mahoney DOB: 6/10/1974	Vice President and Assistant Clerk	Since March 2011.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (July 2004 – present).

Cheryl Wakeham DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (June 1993 – present).

[4]	Each of Messrs. Burnett, Bohan, Kittredge, and Pottle and Mses. Trinque, and Mahoney serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser. Each officer listed in the table above also serves as an officer of GMO Series Trust.

58

GMO Trust

Annual Report

February 28, 2013

Currency Hedged International Equity Fund

Developed World Stock Fund

Flexible Equities Fund

International Core Equity Fund

International Growth Equity Fund

International Intrinsic Value Extended Markets Fund

International Intrinsic Value Fund

International Small Companies Fund

Resources Fund

Risk Premium Fund

Tax-Managed International Equities Fund

For a free copy of the Funds’ proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available on GMO’s website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO’s website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in these Funds and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

Currency Hedged International Equity Fund

(A Series of GMO Trust)

Portfolio Managers

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO Currency Hedged International Equity Fund returned +15.2% for the fiscal year ended February 28, 2013, as compared with +15.4% for the MSCI EAFE Index (Hedged).

The Fund is currently allocated in a mix of approximately 75% and 25%, respectively, between Class IV shares of GMO International Intrinsic Value Fund (“Value Fund”), which returned +7.4%, and Class IV shares of GMO International Growth Equity Fund (“Growth Fund”), which returned +15.7% during the period. The Fund’s relative performance was hurt by the underperformance of the Value Fund versus its style benchmark and its heavier weighting, but helped by the outperformance of the Growth Fund versus its style benchmark.

Currency hedging had a positive impact on absolute performance because foreign currencies generally declined relative to the U.S. dollar. In U.S. dollar terms, the unhedged MSCI EAFE Index returned +9.8% during the period, worse than the hedged benchmark.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

2

Currency Hedged International Equity Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO Currency Hedged International Equity Fund Class III Shares

and the MSCI EAFE Index (Hedged) As of February 28, 2013

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2013. All information is unaudited.

*	MSCI EAFE Index (Hedged) source is MSCI. The MSCI data is comprised of a custom index calculated by MSCI for, and as requested by GMO. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

3

Currency Hedged International Equity Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2013 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Common Stocks	91.3%
Short-Term Investments	6.8
Preferred Stocks	0.7
Forward Currency Contracts	0.6
Futures Contracts	0.1
Rights/Warrants	0.0 ^
Other	0.5

100.0%

Country/Region Summary**	% of Investments
Japan	23.6%
United Kingdom	23.4
France	11.8
Germany	8.6
Spain	6.6
Italy	6.1
Australia	4.0
Switzerland	3.7
Singapore	2.1
Hong Kong	1.6
Netherlands	1.3
Belgium	1.2
Sweden	1.2
Denmark	1.1
Finland	0.7
Ireland	0.6
Norway	0.6
Austria	0.4
New Zealand	0.4
Canada	0.3
Israel	0.3
Greece	0.2
Portugal	0.2

100.0%

^	Rounds to 0.0%.

*	The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”).

**	The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments and includes exposure through the use of derivative financial instruments, if any. The table excludes exposure through forward currency contracts. The Fund attempts to hedge at least 70% of the foreign currency exposure in the underlying fund’s holdings relative to the U.S. Dollar. Therefore, the Fund’s currency exposures will be different than the country exposures noted above.

4

Currency Hedged International Equity Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2013

Shares / Par Value		Description	Value ($)
		MUTUAL FUNDS — 96.9%

		United States — 96.9%
		Affiliated Issuers
	21,660,001	GMO International Growth Equity Fund, Class IV	549,081,026
	77,519,861	GMO International Intrinsic Value Fund, Class IV	1,638,769,861

		TOTAL MUTUAL FUNDS (COST $1,888,906,572)	2,187,850,887

		SHORT-TERM INVESTMENTS — 2.7%

		Time Deposits — 2.7%
USD	15,000,000	Bank of Tokyo-Mitsubishi (Tokyo) Time Deposit, 0.08%, due 03/01/13	15,000,000
EUR	7,107	Brown Brothers Harriman (Grand Cayman) Time Deposit, (0.04)%, due 03/01/13	9,278
USD	872,174	Citibank (New York) Time Deposit, 0.08%, due 03/01/13	872,174
USD	15,000,000	Deustche Bank (Frankfurt) Time Deposit, 0.08%, due 03/01/13	15,000,000
USD	15,000,000	Royal Bank of Canada (Toronto) Time Deposit, 0.08%, due 03/01/13	15,000,000
USD	15,000,000	Societe Generale (Paris) Time Deposit, 0.08%, due 03/01/13	15,000,000

		Total Time Deposits	60,881,452

		TOTAL SHORT-TERM INVESTMENTS (COST $60,881,452)	60,881,452

		TOTAL INVESTMENTS — 99.6% (Cost $1,949,788,024)	2,248,732,339
		Other Assets and Liabilities (net) — 0.4%	7,982,127

		TOTAL NET ASSETS — 100.0%	$2,256,714,466

A summary of outstanding financial instruments at February 28, 2013 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
03/27/13	BBH	AUD	11,215,711	USD	11,508,800	$73,217
03/27/13	BOA	AUD	151,834,177	USD	156,141,713	1,330,990
03/27/13	BOA	CAD	24,928,619	USD	24,331,072	170,775
03/27/13	JPM	CHF	156,510,971	USD	168,994,785	1,970,290
03/27/13	BOA	DKK	317,204,184	USD	56,494,902	941,882
03/27/13	JPM	EUR	211,800,000	USD	281,430,097	4,868,136
03/27/13	MSCI	EUR	256,948,674	USD	341,484,017	5,968,298
03/27/13	DB	GBP	285,320,700	USD	431,019,715	(1,768,311)
03/27/13	BBH	HKD	181,342,214	USD	23,383,613	(977)
03/27/13	BCLY	JPY	11,947,518,442	USD	127,056,250	(1,860,020)
03/27/13	BOA	JPY	11,960,660,735	USD	127,148,956	(1,909,121)
03/27/13	DB	JPY	11,954,089,679	USD	127,130,728	(1,856,446)
03/27/13	BBH	NOK	524,959,633	USD	93,310,647	1,944,819
03/27/13	BBH	NZD	27,948,086	USD	23,398,613	330,171
03/27/13	BBH	SEK	253,886,879	USD	39,753,786	518,055
03/27/13	BBH	SGD	28,537,116	USD	23,048,915	5,435
03/27/13	BOA	USD	24,262,000	EUR	18,549,667	(40,412)

						$10,686,781

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 93.

See accompanying notes to the financial statements.	5

Developed World Stock Fund

(A Series of GMO Trust)

Portfolio Managers

Day-to-day management of the Fund’s portfolio is the responsibility of the Global Equity Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Class III shares of GMO Developed World Stock Fund returned +8.7% for the fiscal year ended February 28, 2013, as compared with +10.7% for the MSCI World Index.

Country selection had a negative impact on relative performance. Overweights to Italy and Spain, which underperformed, and underweights to Australia and Switzerland, which outperformed, were among the detractors. Underweighting Canada had a positive impact.

Stock selection also had a negative impact on performance relative to the benchmark. Holdings in U.S. technology company Apple and French oil company Total SA detracted from relative returns. Contributors to relative returns included U.S. oil company Valero Energy and U.S. retailer Wal-Mart Stores.

Sector selection (as a result of stock selection) had a positive impact on performance relative to the benchmark. The Fund’s underweight to Materials, which underperformed, and overweight to Health Care, which outperformed, helped.

Currency selection had a positive impact on relative performance, mainly from overweight exposures to the euro and the Singapore dollar.

Because some of the securities and instruments held directly or indirectly by the Fund had positive fair value adjustments during the fiscal year (and the performance of indices are not fair valued), the Fund’s absolute and relative performance is better than it otherwise would have been.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

6

Developed World Stock Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO Developed World Stock Fund Class III Shares and the MSCI World Index

As of February 28, 2013

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .25% on the purchase and .25% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited. Performance for classes may vary due to different fees.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

7

Developed World Stock Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2013 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	95.1%
Mutual Funds	2.7
Short-Term Investments	1.1
Preferred Stocks	0.5
Futures Contracts	0.2
Forward Currency Contracts	0.1
Other	0.3

100.0%

Country Summary*	% of Investments
United States	54.3%
Japan	12.7
United Kingdom	8.1
France	6.7
Italy	4.9
Germany	4.3
Spain	4.0
Singapore	1.2
Belgium	0.9
Ireland	0.5
Netherlands	0.5
Switzerland	0.5
Austria	0.4
Norway	0.3
Portugal	0.3
Denmark	0.2
Australia	0.1
Finland	0.1
Canada	0.0 ^
Hong Kong	0.0 ^
Sweden	0.0 ^

100.0%

^	Rounds to 0.0%.

*	The table above shows country exposure in the Fund. The table excludes short-term investments. The table excludes exposure through forward currency contracts and includes exposure through other derivative financial instruments, if any. The table takes into account the market value of securities and options and the notional amounts of swap agreements and other derivative financial instruments, if any.

Industry Group Summary	% of Equity Investments**
Energy	10.8%
Pharmaceuticals, Biotechnology & Life Sciences	8.7
Capital Goods	7.8
Software & Services	7.5
Telecommunication Services	6.7
Banks	6.4
Food, Beverage & Tobacco	5.7
Insurance	5.2
Materials	5.1
Technology Hardware & Equipment	4.8
Retailing	3.8
Utilities	3.5
Automobiles & Components	3.5
Health Care Equipment & Services	3.3
Diversified Financials	3.3
Real Estate	2.3
Media	2.3
Food & Staples Retailing	2.3
Household & Personal Products	2.0
Transportation	1.6
Consumer Durables & Apparel	1.5
Consumer Services	1.4
Commercial & Professional Services	0.3
Semiconductors & Semiconductor Equipment	0.2

100.0%

**	Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks. This table exludes exposure to derivative contracts and ETFs, if any. For a summary of derivative contract exposure, if any, see the summary of outstanding financial instruments section of the Schedule of Investments.

8

Developed World Stock Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2013

Shares	Description	Value ($)

	COMMON STOCKS — 95.1%

	Australia — 0.6%
96,333	GPT Group (REIT)	385,988
316,497	Telstra Corp Ltd	1,481,400
10,825	Westpac Banking Corp	339,593

	Total Australia	2,206,981

	Austria — 0.4%
23,024	OMV AG	1,000,044
9,268	Voestalpine AG	311,838

	Total Austria	1,311,882

	Belgium — 0.8%
32,407	Anheuser-Busch InBev NV	3,037,018

	Canada — 0.1%
31,600	Research In Motion Ltd *	428,381

	Denmark — 0.2%
3,867	Novo-Nordisk A/S-Class B	676,084

	Finland — 0.1%
137,598	Nokia Oyj	500,013

	France — 6.6%
85,757	ArcelorMittal	1,283,926
85,025	AXA	1,470,894
44,211	BNP Paribas	2,472,906
15,006	Bouygues SA	422,921
2,893	Casino Guichard-Perrachon SA	290,378
33,930	CNP Assurances	504,273
11,936	Compagnie de Saint-Gobain	474,255
54,556	Credit Agricole SA *	509,007
12,686	European Aeronautic Defense and Space Co NV	646,677
98,226	France Telecom SA	947,386
103,781	GDF Suez	1,958,990
10,586	Lafarge SA	710,676
28,682	Peugeot SA *	215,978
21,644	Renault SA	1,367,166
16,114	Sanofi	1,521,772
27,231	Societe Generale *	1,038,007
117,238	Total SA	5,853,191
10,569	Vinci SA	487,217
79,198	Vivendi SA	1,661,298

	Total France	23,836,918

	Germany — 3.6%
11,816	Allianz SE (Registered)	1,610,948
9,274	Bayerische Motoren Werke AG	852,661

Shares	Description	Value ($)
	Germany — (continued)
10,702	Bayer AG (Registered)	1,056,927
3,169	Continental AG	371,021
10,837	Daimler AG (Registered)	643,730
18,558	Deutsche Lufthansa AG (Registered)	373,629
11,672	Deutsche Bank AG (Registered)	532,881
19,704	Deutsche Post AG (Registered)	441,093
100,029	E.ON AG	1,666,497
8,417	Hannover Rueckversicherung AG (Registered)	657,248
11,589	HeidelbergCement AG	796,358
7,820	Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	1,402,738
24,973	RWE AG	915,447
13,782	Suedzucker AG	602,924
17,810	ThyssenKrupp AG *	400,191
3,604	Volkswagen AG	740,381

	Total Germany	13,064,674

	Hong Kong — 0.0%
37	Esprit Holdings Ltd	48

	Ireland — 0.5%
49,997	CRH Plc	1,087,036
10,426	Kerry Group Plc-Class A	584,745

	Total Ireland	1,671,781

	Italy — 3.7%
866,685	Enel SPA	3,128,042
185,644	ENI SPA	4,225,216
47,605	Fiat Industrial SPA	577,033
77,973	Fiat SPA *	416,153
122,652	Finmeccanica SPA *	600,202
451,556	Intesa Sanpaolo SPA	727,047
128,554	Mediaset SPA	283,638
128,256	Parmalat SPA	306,822
16,800	Prada SPA	166,506
15,699	Prysmian SPA	340,735
997,765	Telecom Italia SPA	733,752
671,539	Telecom Italia SPA-Di RISP	434,266
252,269	UniCredit SPA *	1,272,450

	Total Italy	13,211,862

	Japan — 11.2%
56,200	Aeon Co Ltd	631,946
30,000	Ajinomoto Co Inc	397,759
15,500	Asahi Breweries Ltd	391,341
13,800	Astellas Pharma Inc	745,445
6,300	Central Japan Railway Co	612,230
17,248	Century Tokyo Leasing Corp	401,415
126,000	Cosmo Oil Co Ltd	295,665

See accompanying notes to the financial statements.	9

Developed World Stock Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Shares	Description	Value ($)
	Japan — (continued)
14,200	Credit Saison Co Ltd	302,278
3,200	Daito Trust Construction Co Ltd	286,347
15,000	Daiwa House Industry Co Ltd	275,696
44,000	Daiwa Securities Group Inc	271,915
1,100	Fast Retailing Co Ltd	301,962
15,900	FujiFilm Holdings Corp	305,236
23,000	Fuji Heavy Industries Ltd	344,379
153,000	Hitachi Ltd	857,560
91	INPEX Corp	483,049
78,000	Isuzu Motors Ltd	479,376
157,300	Itochu Corp	1,815,038
20,400	Japan Tobacco Inc	644,111
47,900	JFE Holdings Inc	1,025,577
139,720	JX Holdings Inc	851,493
212,000	Kawasaki Kisen Kaisha Ltd *	475,793
21,900	KDDI Corp	1,644,817
187,000	Marubeni Corp	1,363,952
282,000	Mazda Motor Corp *	850,325
12,000	Mitsubishi Estate Co Ltd	299,150
72,000	Mitsubishi Chemical Holdings Corp	337,612
52,500	Mitsubishi Corp	1,040,056
14,000	Mitsui Fudosan Co Ltd	356,102
60,200	Mitsui & Co Ltd	891,173
122,000	Mitsui OSK Lines Ltd	426,741
180,600	Mizuho Financial Group Inc	397,216
389,545	Nippon Steel Corp	1,054,585
67,200	Nippon Telegraph & Telephone Corp	3,070,549
179,000	Nippon Yusen Kabushiki Kaisha	449,255
64,100	Nissan Motor Co Ltd	649,417
3,900	Nitto Denko Corp	228,817
1,255	NTT Docomo Inc	1,940,214
2,530	ORIX Corp	281,881
14,800	Otsuka Holdings Co Ltd	474,096
40,000	Ricoh Company Ltd	429,198
25,000	Shizuoka Bank Ltd (The)	248,471
64,500	Showa Shell Sekiyu KK	465,841
11,800	SoftBank Corp	437,056
321,000	Sojitz Corp	491,686
61,500	Sony Corp	897,012
141,000	Sumitomo Corp	1,721,916
39,000	Sumitomo Metal Mining Co Ltd	614,001
13,000	Sumitomo Realty & Development Co Ltd	439,498
180,000	Taisei Corp	532,018
33,600	Takeda Pharmaceutical Co Ltd	1,736,651
90,000	Tokyo Gas Co Ltd	434,658
26,000	Tokyu Land Corp	196,048
52,000	TonenGeneral Sekiyu KK	515,839
34,300	Toyota Motor Corp	1,761,634
44,500	Toyota Tsusho Corp	1,134,187

Shares	Description	Value ($)
	Japan — (continued)
10,910	Yamada Denki Co Ltd	395,892

	Total Japan	40,403,175

	Netherlands — 0.5%
61,183	Aegon NV	364,201
166,292	ING Groep NV *	1,331,305

	Total Netherlands	1,695,506

	Norway — 0.3%
42,909	Statoil ASA	1,065,203

	Portugal — 0.3%
109,287	Banco Espirito Santo SA *	130,622
257,680	EDP-Energias de Portugal SA	770,690

	Total Portugal	901,312

	Singapore — 0.8%
239,000	CapitaCommercial Trust (REIT)	320,162
47,000	Capitaland Ltd	147,653
328,019	Global Logistic Properties Ltd	672,752
98,522	Keppel Land Ltd	329,871
94,000	SembCorp Industries Ltd	400,169
59,000	StarHub Ltd	199,318
30,000	United Overseas Bank Ltd	460,784
29,386	Venture Corp Ltd	202,456
146,971	Yanlord Land Group Ltd *	181,473

	Total Singapore	2,914,638

	Spain — 3.9%
18,248	ACS Actividades de Construccion y Servicios SA	432,911
14,834	Amadeus IT Holding SA-Class A	378,734
212,702	Banco Bilbao Vizcaya Argentaria SA	2,060,514
386,534	Banco Santander SA	2,926,782
35,117	Ferrovial SA	549,658
60,060	Gas Natural SDG SA	1,188,716
5,727	Grifols SA *	203,726
124,917	Iberdrola SA	616,400
10,609	Inditex SA	1,418,259
22,376	Indra Sistemas SA	278,789
250,169	Mapfre SA	811,657
68,590	Repsol YPF SA	1,458,995
139,103	Telefonica SA	1,815,622

	Total Spain	14,140,763

	Sweden — 0.1%
11,108	Svenska Cellulosa AB-Class B	271,068

	Switzerland — 0.5%
1,699	Roche Holding AG (Non Voting)	388,745
609	Swisscom AG (Registered)	276,966

10	See accompanying notes to the financial statements.

Developed World Stock Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Shares	Description	Value ($)
	Switzerland — (continued)
3,634	Zurich Insurance Group AG *	992,170

	Total Switzerland	1,657,881

	United Kingdom — 8.0%
20,569	Anglo American Plc	596,023
64,875	AstraZeneca Plc	2,941,767
216,006	Aviva Plc	1,162,581
114,428	BAE Systems Plc	614,728
92,784	Balfour Beatty Plc	400,727
497,410	Barclays Plc	2,307,941
800,752	BP Plc	5,369,464
317,140	BT Group Plc	1,287,185
45,521	Diageo Plc	1,365,000
51,686	Kingfisher Plc	216,521
801,237	Lloyds Banking Group Plc *	658,620
89,560	Marks & Spencer Group Plc	502,823
9,361	Next Plc	595,333
29,677	Prudential Plc	440,488
12,178	Rio Tinto Plc	651,187
90,129	Royal Dutch Shell Plc A Shares (London)	2,960,248
69,749	Royal Dutch Shell Plc B Shares (London)	2,347,104
326,996	RSA Insurance Group Plc	596,813
23,824	Tate & Lyle Plc	293,128
129,745	TUI Travel Plc	622,391
655,309	Vodafone Group Plc	1,643,644
9,108	Wolseley Plc	427,739
28,127	WPP Plc	448,173
30,757	Xstrata Plc	539,831

	Total United Kingdom	28,989,459

	United States — 52.9%
24,100	3M Co.	2,506,400
43,800	Abbott Laboratories	1,480,002
19,700	Accenture Plc-Class A	1,464,892
16,900	Aetna, Inc.	797,511
1,100	Affiliated Managers Group, Inc. *	160,853
18,300	AFLAC, Inc.	914,085
6,000	Alexion Pharmaceuticals, Inc. *	520,440
3,500	Allergan, Inc.	379,470
17,600	Allstate Corp. (The)	809,952
22,100	Altria Group, Inc.	741,455
24,800	American Capital Agency Corp. (REIT)	786,656
39,100	American International Group, Inc. *	1,486,191
8,500	American Tower Corp. (REIT)	659,600
18,500	Amgen, Inc.	1,691,085
13,200	Apple, Inc.	5,826,480
2,300	Ashland, Inc.	179,331
12,300	Assurant, Inc.	516,477
104,500	AT&T, Inc.	3,752,595
19,400	Automatic Data Processing, Inc.	1,190,384

Shares	Description	Value ($)
	United States — (continued)
1,000	AutoZone, Inc. *	380,150
162,400	Bank of America Corp.	1,823,752
14,700	Baxter International, Inc.	993,720
19,600	BB&T Corp.	595,056
13,400	Becton, Dickinson and Co.	1,180,004
4,800	Bed Bath & Beyond, Inc. *	272,400
24,200	Best Buy Co., Inc.	397,122
3,400	Biogen Idec, Inc. *	565,556
20,400	Bristol–Myers Squibb Co.	754,188
9,200	Cabot Oil & Gas Corp.	570,124
11,000	Capital One Financial Corp.	561,330
28,900	CBS Corp.-Class B (Non Voting)	1,253,971
3,500	CF Industries Holdings Inc.	702,905
28,800	Chevron Corp.	3,373,920
15,500	CH Robinson Worldwide, Inc.	883,810
81,400	Cisco Systems, Inc.	1,697,190
48,300	Citigroup, Inc.	2,027,151
21,800	Coach, Inc.	1,053,594
64,800	Coca-Cola Co. (The)	2,509,056
11,000	Cognizant Technology Solutions Corp.-Class A *	844,470
6,400	Colgate-Palmolive Co.	732,352
63,500	Comcast Corp.-Class A	2,432,685
1,700	Core Laboratories NV	233,155
6,400	Coventry Health Care, Inc.	290,304
11,100	Covidien Plc	705,627
6,200	CR Bard, Inc.	612,870
5,900	Crown Castle International Corp. *	411,820
27,600	CVS Caremark Corp.	1,410,912
10,200	Danaher Corp.	628,320
73,300	Dell, Inc.	1,022,535
13,100	Delta Air Lines, Inc. *	186,937
28,900	Discover Financial Services	1,113,517
8,900	Dollar Tree, Inc. *	402,146
5,800	Eastman Chemical Co.	404,434
31,600	eBay, Inc. *	1,727,888
21,300	Ecolab, Inc.	1,630,515
36,400	Eli Lilly & Co.	1,989,624
19,900	EMC Corp. *	457,899
5,400	Entergy Corp.	336,204
5,200	EOG Resources, Inc.	653,692
12,400	Exelon Corp.	384,276
8,500	Expeditors International of Washington, Inc.	330,225
10,100	Fastenal Co.	521,463
26,300	Fifth Third Bancorp	416,592
900	Flowserve Corp.	144,450
8,700	FMC Corp.	524,262
14,200	Forest Laboratories, Inc. *	522,560
1,900	Franklin Resources, Inc.	268,375
12,800	GameStop Corp.-Class A	320,768

See accompanying notes to the financial statements.	11

Developed World Stock Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Shares	Description	Value ($)
	United States — (continued)
5,800	Gannett Co., Inc.	116,406
16,000	Gap Inc. (The)	526,720
34,200	General Growth Properties, Inc. REIT	654,588
59,500	General Motors Co. *	1,615,425
23,500	General Dynamics Corp.	1,597,295
11,100	General Mills, Inc.	513,375
9,500	Genuine Parts Co.	674,785
38,000	Genworth Financial, Inc.-Class A *	324,520
23,200	Gilead Sciences, Inc. *	990,872
4,400	Goldman Sachs Group, Inc. (The)	658,944
5,400	Google, Inc.-Class A *	4,326,480
53,600	Hartford Financial Services Group, Inc. (The)	1,265,496
99,200	Hewlett-Packard Co.	1,997,888
11,200	HollyFrontier Corp.	629,440
54,900	Home Depot, Inc.	3,760,650
6,900	Honeywell International, Inc.	483,690
17,100	Hormel Foods Corp.	639,711
8,200	Illinois Tool Works, Inc.	504,300
8,100	Ingersoll-Rand Plc	426,465
33,900	Intel Corp.	706,815
14,900	International Business Machines Corp.	2,992,367
7,800	International Paper Co.	343,278
12,900	Intuit, Inc.	831,792
800	Intuitive Surgical, Inc. *	407,912
20,400	Invesco Ltd.	546,516
71,400	Johnson & Johnson	5,434,254
14,300	JPMorgan Chase & Co.	699,556
17,000	Kimberly–Clark Corp.	1,602,760
8,100	Kinder Morgan Inc.	300,267
8,600	L-3 Communications Holdings, Inc.	655,922
17,900	Lincoln National Corp.	528,766
14,300	Lowe’s Cos., Inc.	545,545
11,400	LyondellBasell Industries NV-Class A	668,268
4,000	M&T Bank Corp.	408,360
15,400	Marathon Petroleum Corp.	1,276,352
19,600	Marathon Oil Corp.	656,600
9,300	Masco Corp.	179,118
25,000	McDonald’s Corp.	2,397,500
4,700	Mead Johnson Nutrition Co.	352,077
15,800	Medtronic, Inc.	710,368
63,000	Merck & Co., Inc.	2,691,990
27,000	MetLife, Inc.	956,880
195,400	Microsoft Corp.	5,432,120
10,700	Monsanto Co.	1,081,021
13,900	Monster Beverage Corp. *	700,977
5,900	Moody’s Corp.	283,554
7,900	News Corp.	231,154
20,300	News Corp.-Class A	584,640
4,500	NextEra Energy, Inc.	323,415
28,600	Nike, Inc.-Class B	1,557,556

Shares	Description	Value ($)
	United States — (continued)
15,400	NiSource, Inc.	426,580
4,500	O’Reilly Automotive, Inc. *	457,830
70,200	Oracle Corp.	2,405,052
27,200	Paychex, Inc.	900,320
39,300	PepsiCo, Inc.	2,977,761
149,873	Pfizer, Inc.	4,102,024
30,300	Philip Morris International, Inc.	2,780,025
25,400	Pitney Bowes, Inc.	332,740
4,800	PPG Industries, Inc.	646,368
52,200	Procter & Gamble Co. (The)	3,976,596
12,300	ProLogis, Inc. REIT	478,962
8,600	Prudential Financial, Inc.	477,902
21,900	Pulte Homes, Inc. *	420,042
36,200	Qualcomm, Inc.	2,375,806
6,600	Raytheon Co.	360,162
2,900	Regeneron Pharmaceuticals, Inc. *	484,300
91,200	Regions Financial Corp.	697,680
19,600	Reynolds American, Inc.	856,128
13,400	Rockwell Collins, Inc.	805,474
9,400	Ross Stores, Inc.	544,824
20,600	RR Donnelley & Sons Co.	215,064
4,600	Sherwin-Williams Co. (The)	743,314
8,700	Sigma–Aldrich Corp.	670,422
5,800	Simon Property Group, Inc. REIT	921,388
9,900	Southwestern Energy Co. *	339,273
22,100	Staples, Inc.	291,278
15,900	Starbucks Corp.	871,638
18,500	Stryker Corp.	1,181,780
20,100	SunTrust Banks, Inc.	554,559
40,600	Sysco Corp.	1,305,696
4,500	Teradata Corp. *	261,270
8,900	Tesoro Corp.	500,536
7,100	Time Warner Cable, Inc.	613,369
25,600	TJX Cos., Inc. (The)	1,151,232
3,800	TransDigm Group, Inc.	540,892
7,700	Travelers Cos., Inc. (The)	619,234
8,000	Union Pacific Corp.	1,096,880
11,000	United Continental Holdings, Inc. *	293,810
28,015	UnitedHealth Group, Inc.	1,497,402
10,500	United Technologies Corp.	950,775
42,900	US Bancorp	1,457,742
38,200	Valero Energy Corp.	1,741,538
4,400	Valspar Corp.	271,084
7,900	Varian Medical Systems, Inc. *	557,977
7,400	Verisk Analytics, Inc.-Class A *	433,048
27,600	Verizon Communications, Inc.	1,284,228
3,400	VF Corp.	548,284
16,100	Visa, Inc.-Class A	2,554,104
14,700	Walgreen Co.	601,818
36,600	Walt Disney Co. (The)	1,997,994

12	See accompanying notes to the financial statements.

Developed World Stock Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Shares / Par Value		Description	Value ($)
		United States — (continued)
	46,800	Wal–Mart Stores, Inc.	3,312,504
	17,300	WellPoint, Inc.	1,075,714
	73,500	Wells Fargo & Co.	2,578,380
	8,800	Western Digital Corp.	415,008
	22,300	Weyerhaeuser Co. REIT	655,843
	3,900	Whirlpool Corp.	440,505
	4,400	Whole Foods Market, Inc.	376,728
	5,000	WW Grainger, Inc.	1,132,300
	19,200	Yahoo!, Inc. *	409,152
	13,800	Yum! Brands, Inc.	903,624

		Total United States	190,788,448

		TOTAL COMMON STOCKS (COST $313,998,888)	342,773,095

		PREFERRED STOCKS — 0.5%

		Germany — 0.5%
	3,366	Henkel AG & Co KGaA 1.18%	296,067
	12,089	Porsche Automobil Holding SE 1.28%	954,839
	3,308	Volkswagen AG 2.19%	719,531

		Total Germany	1,970,437

		TOTAL PREFERRED STOCKS (COST $1,521,812)	1,970,437

		MUTUAL FUNDS — 2.7%

		United States — 2.7%
		Affiliated Issuers
	388,333	GMO U.S. Treasury Fund	9,708,326

		TOTAL MUTUAL FUNDS (COST $9,708,326)	9,708,326

		SHORT-TERM INVESTMENTS — 1.1%

		Time Deposits — 1.1%
USD	1,285,600	Barclays (London) Time Deposit, 0.08%, due 03/01/13	1,285,600
AUD	9,676	Brown Brothers Harriman (Grand Cayman) Time Deposit, 1.58%, due 03/01/13	9,884
CAD	16,021	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.21%, due 03/01/13	15,536
CHF	9,106	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.00%, due 03/01/13	9,715
GBP	6,461	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.07%, due 03/01/13	9,801
HKD	77,545	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 03/01/13	9,998
JPY	834,960	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 03/01/13	9,008

Par Value		Description	Value ($)
		Time Deposits — (continued)
NOK	54,917	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.55%, due 03/01/13	9,566
SEK	138,538	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.05%, due 03/01/13	21,421
SGD	20,744	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 03/01/13	16,751
USD	2,500,000	Societe Generale (Paris) Time Deposit, 0.08%, due 03/01/13	2,500,000

		Total Time Deposits	3,897,280

		TOTAL SHORT-TERM INVESTMENTS (COST $3,897,280)	3,897,280

		TOTAL INVESTMENTS — 99.4% (Cost $329,126,306)	358,349,138
		Other Assets and Liabilities (net) — 0.6%	1,985,228

		TOTAL NET ASSETS —100.0%	$360,334,366

A summary of outstanding financial instruments at February 28, 2013 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
04/19/13	BNYM	AUD	953,638	USD	982,185	$11,637
04/19/13	BCLY	CHF	681,600	USD	738,218	10,631
04/19/13	JPM	CHF	156,782	USD	169,866	2,506
04/19/13	RBS	CHF	120,216	USD	130,330	2,004
04/19/13	BBH	DKK	543,801	USD	97,358	2,089
04/19/13	BBH	EUR	1,803,658	USD	2,408,298	52,703
04/19/13	BOA	EUR	2,827,242	USD	3,772,279	79,873
04/19/13	DB	EUR	1,256,063	USD	1,679,356	38,926
04/19/13	JPM	EUR	3,255,700	USD	4,347,665	95,689
04/19/13	MSCI	EUR	3,213,814	USD	4,290,255	92,983
04/19/13	SSB	EUR	672,204	USD	896,996	19,091
04/19/13	BCLY	JPY	145,004,725	USD	1,551,765	(13,139)
04/19/13	BNYM	JPY	56,992,510	USD	609,484	(5,585)
04/19/13	DB	JPY	204,437,984	USD	2,184,167	(22,148)
04/19/13	JPM	JPY	116,965,939	USD	1,251,433	(10,875)
04/19/13	SSB	JPY	54,955,795	USD	588,052	(5,036)
04/19/13	DB	NOK	4,122,132	USD	741,391	24,634
04/19/13	BBH	USD	258,747	GBP	167,398	(4,861)
04/19/13	BBH	USD	632,039	SEK	4,003,522	(13,660)
04/19/13	BCLY	USD	423,394	CAD	429,283	(7,551)
04/19/13	BOA	USD	653,033	GBP	422,425	(12,357)
04/19/13	BOA	USD	1,817,724	HKD	14,092,107	(333)
04/19/13	BOA	USD	474,647	SEK	3,009,841	(9,751)
04/19/13	BOA	USD	1,246,826	SGD	1,544,058	(11)
04/19/13	BNYM	USD	814,974	SEK	5,162,681	(17,553)
04/19/13	BNYM	USD	2,476,465	SGD	3,066,619	(194)

See accompanying notes to the financial statements.	13

Developed World Stock Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2013

Forward Currency Contracts — (continued)

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
04/19/13	DB	USD	3,030,929	HKD	23,497,577	$(559)
04/19/13	DB	USD	1,911,595	SGD	2,367,511	151
04/19/13	JPM	USD	499,999	GBP	323,479	(9,391)
04/19/13	JPM	USD	1,771,461	HKD	13,733,554	(310)
04/19/13	JPM	USD	2,738,790	SGD	3,392,840	902
04/19/13	MSCI	USD	734,331	GBP	475,037	(13,861)
04/19/13	MSCI	USD	4,023,985	SGD	4,983,355	36
04/19/13	RBS	USD	2,604,364	HKD	20,189,866	(573)
04/19/13	RBS	USD	1,569,354	SGD	1,943,689	160
04/19/13	SSB	USD	993,635	HKD	7,703,303	(177)
04/19/13	SSB	USD	2,295,180	SGD	2,843,540	956

						$287,046

Futures Contracts

Number of Contracts	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Buys
24	MSCI Singapore	March 2013	$1,427,146	$(15,515)
39	FTSE/MIB	March 2013	4,038,600	(27,661)
17	S&P 500 E-Mini Index	March 2013	1,286,305	4,080
44	TOPIX	March 2013	4,607,723	854,301

			$11,359,774	$815,205

Sales
2	S&P Toronto 60	March 2013	$286,138	$(2,137)
2	FTSE 100	March 2013	192,373	(14,287)
11	OMXS 30	March 2013	203,093	(5,039)
15	SPI 200	March 2013	1,941,004	(158,564)

			$2,622,608	$(180,027)

As of February 28, 2013, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

*	Non-income producing security.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 93.

14	See accompanying notes to the financial statements.

This page has been left blank intentionally.

Flexible Equities Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Global Equity Division while the overall management and strategic direction of the Fund’s portfolio is the responsibility of the Asset Allocation Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Class III shares of GMO Flexible Equities Fund returned +14.4% for the fiscal year ended February 28, 2013, as compared with +10.7% for the Fund’s benchmark, the MSCI World Index.

Asset allocation detracted 5.6% as the Fund invested exclusively in Japan equity markets, which underperformed the MSCI World Index. The Fund’s stock selection, however, and the Japanese yen hedges helped performance due to the decline in the Japanese yen. Combined, implementation added 9.4% to performance versus the unhedged index.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

16

Flexible Equities Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO Flexible Equities Fund Class III Shares and the MSCI World Index

As of February 28, 2013

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2013. All information is unaudited. Performance for classes may vary due to different fees.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

17

Flexible Equities Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2013 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	97.9%
Short-Term Investments	3.7
Futures Contracts	0.0
Forward Currency Contracts	(0.9)
Other	(0.7)

100.0%

Country Summary*	% of Investments
Japan	100.0%

100.0%

*	The table above shows country exposure in the Fund. The table excludes short-term investments. The table excludes exposure through forward currency contracts and includes exposure through other derivative financial instruments, if any. The table takes into account the market value of securities and options and the notional amounts of swap agreements and other derivative financial instruments, if any.

Industry Group Summary	% of Equity Investments**
Banks	20.5%
Capital Goods	19.3
Real Estate	9.2
Materials	7.6
Energy	5.6
Transportation	4.5
Retailing	4.4
Insurance	4.1
Telecommunication Services	3.9
Automobiles & Components	3.8
Consumer Durables & Apparel	2.8
Diversified Financials	2.7
Technology Hardware & Equipment	2.1
Food & Staples Retailing	1.6
Software & Services	1.5
Utilities	1.5
Pharmaceuticals, Biotechnology & Life Sciences	1.0
Consumer Services	1.0
Health Care Equipment & Services	0.9
Food, Beverage & Tobacco	0.8
Commercial & Professional Services	0.6
Media	0.5
Semiconductors & Semiconductor Equipment	0.1

100.0%

**	Equity investments may consist of common stocks and other stock-related securities, such as a preferred stock. This table excludes exposure to derivative contracts and ETFs, if any. For a summary of derivative contract exposure, if any, see the summary of outstanding financial instruments section of the Schedule of Investments.

18

Flexible Equities Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2013

Shares	Description	Value ($)
	COMMON STOCKS — 97.9%

	Japan — 97.9%
911,000	77 Bank Ltd (The)	4,283,900
60,600	ABC-Mart Inc	2,114,141
3,979	Accordia Golf Co Ltd	3,758,001
1,164	Activia Properties Inc (REIT)	8,840,784
4,320	Advance Residence Investment Corp (REIT)	9,176,548
28,300	Ahresty Corp	139,483
23,000	Alconix Corp	389,875
40,200	Alfresa Holdings Corp	1,977,916
245,400	Alps Electric Co Ltd	1,592,885
230,300	AOC Holdings Inc	866,830
47,600	Arc Land Sakamoto Co Ltd	767,416
27,500	Arcs Co Ltd	524,404
240,154	Arnest One Corp	3,945,663
121,000	ARRK Corp *	210,590
16,100	Asahi Holdings Inc	315,109
183,000	Asahi Glass Co Ltd	1,240,400
323,000	Asanuma Corp *	254,225
46,300	ASKUL Corp	626,818
14,900	Axell Corp	330,224
99,000	Bando Chemical Industries Ltd	312,242
2,719,000	Bank of Yokohama Ltd (The)	13,985,327
164,550	Belluna Co Ltd	1,232,790
266,000	Best Denki Co Ltd *	470,793
1,974	BIC Camera Inc	933,936
174,400	Brother Industries Ltd	1,823,385
446,000	Calsonic Kansei Corp	2,007,190
80,956	Cawachi Ltd	1,662,105
14,400	Central Japan Railway Co	1,399,382
306,320	Century Tokyo Leasing Corp	7,129,032
2,332,000	Chiba Bank Ltd	14,863,442
16,700	Chiyoda Integre Co Ltd	191,843
62,464	Chori Co Ltd	682,034
280,800	Chubu Electric Power Co Inc	3,520,792
204,657	Chuetsu Pulp & Paper Co Ltd	330,885
49,000	Chugoku Marine Paints Ltd	266,387
69,800	Cocokara fine Inc	2,212,864
3,177,000	Cosmo Oil Co Ltd	7,454,972
13,624	Dai-ichi Life Insurance Co Ltd (The)	19,067,988
689,550	Daiei Inc *	1,715,917
121,000	Daihatsu Diesel Manufacturing Co Ltd	580,225
54,000	Daihatsu Motor Co Ltd	1,096,376
301,570	Daiho Corp	374,185
196,000	Daiichi Jitsugyo Co Ltd	969,195
15,900	Daiichikosho Co Ltd	411,699
61,000	Dainichiseika Color & Chemicals Manufacturing Co Ltd	288,726
30,000	Daio Paper Corp	208,390
222,600	Daito Trust Construction Co Ltd	19,919,021
196	Daiwa House Investment Corp (REIT)	1,416,766

Shares	Description	Value ($)
	Japan — (continued)
76,000	Daiwa Industries Ltd	425,527
1,084,000	Daiwabo Holdings Co Ltd	2,114,920
115,000	Dai Nippon Printing Co Ltd	1,010,712
52,100	DCM Holdings Co Ltd	365,953
250,112	Dena Co Ltd	7,013,437
361,000	Denki Kagaku Kogyo K K	1,372,661
1,898,000	DIC Corp	3,801,476
10,100	Doshisha Co Ltd	261,233
59,000	Eagle Industry Co Ltd	530,802
416,400	Edion Corp	1,809,930
30,100	Exedy Corp	636,670
14,300	F-Tech Inc	201,122
113,000	Ferrotec Corp	457,534
11,300	Fields Corp	165,943
102,800	Foster Electric Co Ltd	1,434,430
39,152	Fuji Kosan Co Ltd *	235,967
1,909	Fuji Media Holdings Inc	3,341,607
401,000	Fujikura Ltd	1,248,951
9,100	Fujimori Kogyo Co Ltd	206,110
243,100	Fujisash Co Ltd *	280,162
102,000	Fujitsu General Ltd	801,466
611,000	Fujitsu Ltd	2,806,401
686,000	Fuji Electric Co Ltd	1,958,933
11,607	Fuji Soft Inc	265,400
1,934,000	Fukuoka Financial Group Inc	8,786,954
1,409	FULLCAST Holdings Co Ltd *	237,002
254,000	Furukawa-Sky Aluminum Corp	726,828
320,400	Futaba Industrial Co Ltd *	1,356,978
85,300	Fuyo General Lease Co Ltd	3,039,456
4,500	G-Tekt Corp	106,247
1,661	Geo Corp	1,731,911
2,147	GLP J (REIT)	1,959,609
136,000	Godo Steel Ltd	251,897
105,400	Gree Inc	1,281,547
242,229	GSI Creos Corp	352,830
10,920	Gulliver International Co Ltd	452,822
5,000	H-ONE Co Ltd	52,470
62,958	Hajime Construction Co Ltd	2,498,083
17,600	Hakuto Co Ltd	166,799
5,500	Hamakyorex Co Ltd	211,301
1,114,711	Hanwa Co Ltd	4,697,861
12,000	Happinet Corp	103,262
2,635,500	Haseko Corp *	2,331,990
387,800	Hazama Corp	1,010,813
34,200	Heiwa Corp	637,910
80,500	Heiwado Co Ltd	1,142,655
127,000	Higashi Nihon House Co Ltd	680,605
11,500	Hisamitsu Pharmaceutical Co Inc	665,349
111,200	Hokkaido Electric Power Co Inc	985,175
99,300	Hokuriku Electric Power Co	1,141,771

See accompanying notes to the financial statements.	19

Flexible Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Shares	Description	Value ($)
	Japan — (continued)
1,168	Hoosiers Corp	976,737
26,975	Hosiden Corp	164,208
125,219	Idemitsu Kosan Co Ltd	11,376,117
10,500	Imasen Electric Industrial Co Ltd	131,009
4,757	Inaba Denki Sangyo Co Ltd	144,273
290,400	Inabata & Co Ltd	2,145,883
275	Industrial & Infrastructure Fund Investment Corp (REIT)	2,467,831
991	INPEX Corp	5,260,458
424,000	Ishihara Sangyo Kaisha Ltd *	384,313
86,700	IT Holdings Corp	1,193,922
153,153	Itochu Enex Co Ltd	812,692
1,738,400	Itochu Corp	20,058,885
5,200	Itochu-Shokuhin Co Ltd	184,474
117,000	Itoki Corp	631,462
886,200	Iwatani Corp	3,563,311
108,300	Izumi Co Ltd	2,372,441
262,903	Izumiya Co Ltd	1,392,918
592,000	Izutsuya Co Ltd *	606,909
120,800	Japan Airlines Co Ltd *	5,730,980
1,518	Japan Asia Group Ltd *	37,412
1,647	Japan Prime Realty Investment Corp (REIT)	4,846,413
45,000	Japan Pulp & Paper Co Ltd	150,420
386	Japan Excellent Inc (REIT)	2,334,454
6,574	Japan Retail Fund Investment Corp (REIT)	12,855,909
463,132	JFE Holdings Inc	9,916,020
151,239	Joshin Denki Co Ltd	1,506,492
2,864,300	JX Holdings Inc	17,455,850
124,340	K’s Holdings Corp	3,201,055
28,700	Kaga Electronics Co Ltd	243,030
30,812	Kajima Corp	91,135
121,000	Kamei Corp	1,280,456
67,000	Kanamoto Co Ltd	1,047,990
64,000	Kandenko Co Ltd	306,193
160,000	Kaneka Corp	884,728
2,499,000	Kanematsu Corp *	3,745,225
510,600	Kansai Electric Power Co Inc (The)	4,408,957
19,000	Kasai Kogyo Co Ltd	91,539
64,900	Kasumi Co Ltd	406,914
75,100	Kato Sangyo Co Ltd	1,406,263
138,000	Kato Works Co Ltd	443,591
164,000	Kawai Musical Instruments Manufacturing Co Ltd	305,691
4,461,000	Kawasaki Kisen Kaisha Ltd *	10,011,857
86,600	KDDI Corp	6,504,161
78,500	Keiyo Co Ltd	401,676
1,332	Kenedix Realty Investment Corp (REIT)	5,489,097
8,000	Kinki Sharyo Co Ltd	25,874
144,000	Kitagawa Iron Works Co Ltd	252,960
4,416,000	Kobe Steel Ltd *	5,953,431
157,460	Kohnan Shoji Co Ltd	1,918,958

Shares	Description	Value ($)
	Japan — (continued)
120,300	Kojima Co Ltd	388,009
51,900	Konaka Co Ltd	484,177
49,970	Kosaido Co Ltd *	173,289
167,000	Krosaki Harima Corp	395,842
894,567	Kumagai Gumi Co Ltd *	985,530
787,842	Kurabo Industries Ltd	1,342,837
56,300	Kuroda Electric Co Ltd	644,744
125,000	Kyodo Printing Co Ltd	339,692
59,800	Kyoritsu Maintenance Co Ltd	1,588,990
96,700	Kyowa Exeo Corp	1,041,874
103,000	Kyudenko Corp	498,015
114,400	Kyushu Electric Power Co Inc	1,097,848
7,600	Macnica Inc	144,546
110,000	Maeda Corp	465,998
13,600	Mars Engineering Corp	279,251
2,125,000	Marubeni Corp	15,499,458
324,300	Marudai Food Co Ltd	1,073,037
136,074	Maruetsu Inc (The)	459,622
741,000	Maruha Nichiro Holdings Inc	1,358,295
38,000	Maruzen Showa Unyu Co Ltd	143,155
792	Marvelous AQL Inc	409,682
25,400	Matsumotokiyoshi Holdings Co Ltd	689,297
1,930,000	Mazda Motor Corp *	5,819,603
7,400	MCJ Co Ltd	12,692
110,400	Medipal Holdings Corp	1,426,917
12,300	Meiko Electronics Co Ltd	81,357
121,800	Meiwa Corp	514,194
1,213	MID REIT Inc (REIT)	2,916,326
64,000	Mikuni Coca–Cola Bottling Co Ltd	684,201
336,844	Mirait Holdings Corp	3,269,049
153,500	Misawa Homes Co Ltd	2,154,868
101,000	Mitsuba Corp	878,460
400,000	Mitsubishi Materials Corp	1,216,848
1,597,500	Mitsubishi Chemical Holdings Corp	7,490,768
1,136,300	Mitsubishi Corp	22,510,784
360,000	Mitsubishi Gas Chemical Co Inc	2,545,885
702,392	Mitsubishi Paper Mills Ltd *	711,999
53,200	Mitsubishi Shokuhin Co Ltd	1,551,324
259,166	Mitsubishi Steel Manufacturing Co Ltd	527,537
8,048,000	Mitsubishi UFJ Financial Group Inc	44,605,464
170,280	Mitsubishi UFJ Lease & Finance Co Ltd	7,868,227
966,600	Mitsui & Co Ltd	14,309,093
1,618,000	Mitsui Chemicals Inc	3,833,195
1,390,496	Mitsui Engineer & Shipbuilding Co Ltd	2,695,838
62,000	Mitsui Home Co Ltd	320,012
720,000	Mitsui Matsushima Co Ltd	1,370,965
862,000	Mitsui Mining & Smelting Co Ltd	2,126,701
3,477,000	Mitsui OSK Lines Ltd	12,162,105
7,000,700	Mizuho Financial Group Inc	15,397,492
149,000	Morinaga Milk Industry Co Ltd	467,478
72,150	Moshi Moshi Hotline Inc	1,019,023

20	See accompanying notes to the financial statements.

Flexible Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Shares	Description	Value ($)
	Japan — (continued)
117	MTI Ltd	121,211
39,800	Nagase & Co	445,902
562,000	Nakayama Steel Works Ltd *	363,233
166,523	Namura Shipbuilding Co Ltd	1,125,900
55,100	NEC Capital Solutions Ltd	958,942
1,365,000	NEC Corp *	3,374,420
12,400	NEC Fielding Ltd	153,476
18,200	NEC Mobiling Ltd	807,859
122,000	Nichias Corp	647,710
200	Nichirei Corp	1,126
71,700	Nihon Unisys Ltd	560,886
197,000	Nihon Yamamura Glass Co Ltd	390,953
27,400	Nintendo Co Ltd	2,650,618
324,000	Nippon Carbide Industries Co Inc	1,389,830
653,000	Nippon Coke & Engineering Co Ltd	852,041
73,000	Nippon Corp	960,310
144,000	Nippon Formula Feed Manufacturing Co Ltd	223,746
2,009,600	Nippon Light Metal Co Ltd *	2,318,497
18,000	Nippon Pillar Packing Co Ltd	134,397
32,000	Nippon Piston Ring Co Ltd	66,194
300,000	Nippon Road Co Ltd (The)	1,343,096
25,400	Nippon Seiki Co Ltd	353,903
112,000	Nippon Shokubai Co Ltd	1,039,608
140,000	Nippon Soda Co Ltd	641,770
162,000	Nippon Steel Trading Co Ltd	518,858
63,000	Nippon Densetsu Kogyo Co Ltd	637,049
586,000	Nippon Electric Glass Co Ltd	2,877,879
198,600	Nippon Paper Group Inc	3,453,101
2,717,000	Nippon Sheet Glass Co Ltd	3,424,459
416,600	Nippon Suisan Kaisha Ltd	863,077
582,600	Nippon Telegraph & Telephone Corp	26,620,564
413,000	Nippon Yakin Koguo Co Ltd *	539,096
4,319,000	Nippon Yusen Kabushiki Kaisha	10,839,852
44,200	Nishimatsuya Chain Co Ltd	355,959
817,984	Nishimatsu Construction Co Ltd	1,452,355
164,600	Nissan Chemical Industries Ltd	2,097,521
47,572	Nissan Shatai Co Ltd	579,612
104,000	Nissan Tokyo Sales Holdings Co Ltd *	323,872
137,000	Nissan Motor Co Ltd	1,387,990
186,000	Nissei Build Kogyo Co Ltd	375,104
98,700	Nissen Holdings Co Ltd	346,996
206,500	Nisshin Steel Holdings Co Ltd *	1,584,458
250,000	Nisshinbo Holdings Inc	1,788,001
153,000	Nissin Corp	417,421
18,400	Nitori Holdings Co Ltd	1,370,132
68,000	Nittetsu Mining Co Ltd	337,947
127,700	Nittoc Construction Co Ltd	514,820
601	Nomura Real Estate Office Fund (REIT)	3,688,203
333,000	NS United Kaiun Kaisha Ltd *	470,798
1,395,000	NTN Corp	3,929,894

Shares	Description	Value ($)
	Japan — (continued)
3,457	NTT Docomo Inc	5,344,477
891,000	Oki Electric Industry Co Ltd *	1,000,324
13,900	Okinawa Cellular Telephone Co	312,710
66,700	Okinawa Electric Power Co	2,005,682
75,000	Okuwa Co Ltd	865,581
10,000	Onoken Co Ltd	92,798
22,100	Oracle Corp	929,451
75,730	ORIX Corp	8,437,500
241,000	Pacific Metals Co Ltd	1,286,624
40,700	Paltac Corp	527,295
7,400	Parco Co Ltd	70,790
314	Pasona Group Inc	148,001
2,464	PGM Holdings KK	1,884,983
88,631	Point Inc	3,273,791
498	Premier Investment Corp (REIT)	2,234,161
238,000	Press Kogyo Co Ltd	1,172,734
849,000	Prima Meat Packers Ltd	1,842,403
52,700	PS Mitsubishi Construction Co Ltd	290,084
111,100	Raito Kogyo Co Ltd	555,126
353,000	Rengo Co Ltd	1,716,415
272,000	Ricoh Company Ltd	2,918,549
46,000	Riken Corp	182,963
18,700	Riso Kagaku Corp	374,347
140,286	Round One Corp	990,313
102,000	Ryobi Ltd	247,381
14,500	S Foods Inc	135,452
17,200	Saint Marc Holdings Co Ltd	695,328
141,000	San-Ai Oil Co Ltd	653,571
191,000	Sanden Corp	759,727
46,000	Sanki Engineering	252,672
53,800	Sankyo Co Ltd	2,267,320
3,224	Sankyo Tateyama Inc *	61,843
259,418	Sankyu Inc	1,197,518
52,400	Sanoyas Holdings Corp *	138,467
97,600	Sanshin Electronics Co Ltd	660,498
1,600	Sanyo Housing Nagoya Co Ltd	18,525
164,000	Sanyo Special Steel Co Ltd	678,813
617,000	Sasebo Heavy Industries Co Ltd	758,486
424,000	Sata Construction Co Ltd *	374,723
74,000	Seika Corp	206,558
659,000	Seikitokyu Kogyo Co Ltd *	661,858
273,000	Seiko Holdings Corp *	808,826
104,000	Seino Holdings Co Ltd	781,472
303	Sekisui House SI Investment Co (REIT)	1,541,782
194,516	Senko Co Ltd	965,924
30,500	Senshukai Co Ltd	229,526

857,000	Sharp Corp	2,717,453
18,400	Shinko Plantech Co Ltd	152,150
34,400	Shinko Shoji Co Ltd	340,717
71,000	ShinMaywa Industries Ltd	517,291

See accompanying notes to the financial statements.	21

Flexible Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Shares	Description	Value ($)
	Japan — (continued)
12,478,000	Shinsei Bank Ltd	27,453,093
185,618	Shinsho Corp	368,063
59,668	Shiroki Corp	142,708
1,008,000	Shizuoka Bank Ltd (The)	10,018,358
51,000	Shizuoka Gas Co Ltd	342,593
65,000	Showa Sangyo Co Ltd	218,626
1,034,200	Showa Shell Sekiyu KK	7,469,338
19,100	Siix Corp	260,452
71,000	Sinanen Co Ltd	319,780
168,500	Skymark Airlines Inc *	625,455
73,000	Sodick Co Ltd	395,191
7,533,400	Sojitz Corp	11,539,161
88,700	Stanley Electric Co Ltd	1,543,839
38,013	Sumida Corp	218,400
584,176	Sumikin Bussan Corp	1,950,067
242,900	Sumiseki Holdings Inc *	227,596
464,000	Sumitomo Chemical Co Ltd	1,369,709
1,669,100	Sumitomo Corp	20,383,330
26,000	Sumitomo Densetsu Co Ltd	330,097
555,000	Sumitomo Heavy Industries Ltd	2,448,453
3,002,000	Sumitomo Light Metal Industries Ltd	2,944,324
1,540,200	Sumitomo Mitsui Construction Co Ltd *	1,276,102
26,000	Sumitomo Seika Chemicals Co Ltd	91,147
1,120,500	Sumitomo Mitsui Financial Group Inc	44,718,134
3,784,000	Sumitomo Mitsui Trust Holdings Inc	14,688,616
297,000	Suruga Bank Ltd	4,362,798
37,952	Suzuken Co Ltd	1,319,010
78,000	T RAD Co Ltd	205,086
38,700	Tachi-S Co Ltd	619,332
446	Tact Home Co Ltd	618,963
405,400	Taihei Kogyo Co Ltd	1,495,010
3,700	Taiho Kogyo Co Ltd	48,169
122,000	Takashima & Co Ltd	358,916
4,263	Take And Give Needs Co Ltd	491,885
153,300	Takeda Pharmaceutical Co Ltd	7,923,469
36,000	Takiron Co Ltd	138,957
81,000	TBK Co Ltd	442,408
35,700	Teikoku Piston Ring Co Ltd	463,747
432,000	Tekken Corp	554,033
25,020	Tera Probe Inc *	287,180
27,200	Terumo Corp	1,192,749
576,098	TOA Corp	851,010
90,000	Toa Road Corp	329,138
144,000	Toagosei Co Ltd	584,031
368,888	Tobishima Corp *	453,988
125,600	Tohoku Electric Power Co Inc *	971,587
121,800	Toho Holdings Co Ltd	2,518,050
208,000	Tohto Suisan Co Ltd	340,887
86,900	Tokai Rika Co Ltd	1,547,463
20,300	Token Corp	1,107,480

Shares	Description	Value ($)
	Japan — (continued)
772,200	Tokio Marine Holdings Inc	21,768,865
837,000	Tokuyama Corp	2,105,427
114,000	Tokyo Tekko Co Ltd	489,484
235,547	Tokyu Construction Co Ltd	582,153
594	Tokyu REIT Inc (REIT)	3,344,753
4,600	Tomen Electronics Corp	57,539
379,000	TonenGeneral Sekiyu KK	3,759,676
36,500	Toppan Forms Co Ltd	315,445
187,000	Toppan Printing Co Ltd	1,258,099
150,000	Topy Industries Ltd	344,173
1,116,000	Tosoh Corp	3,032,675
35,433	Totetsu Kogyo Co Ltd	510,543
79,690	Touei Housing Corp	1,038,136
41,000	Toyo Kohan Co Ltd	136,407
796,000	Toyo Tire & Rubber Co Ltd	3,277,799
161,200	Toyota Motor Corp	8,279,165
476,400	Toyota Tsusho Corp	12,142,170
2,500	Trancom Co Ltd	66,068
44,800	TS Tech Co Ltd	1,091,560
36,900	Tsumura & Co	1,290,962
148,200	T–Gaia Corp	1,626,898
460,000	Ube Industries Ltd	971,509
272,000	Uchida Yoko Co Ltd	744,903
7,400	UKC Holdings Corp	153,107
81,200	Unipres Corp	1,813,164
5,837	United Urban Investment Corp (REIT)	7,666,088
1,680,000	Unitika Ltd *	923,068
26,500	Universal Entertainment Corp	452,447
305,400	UNY Co Ltd	2,178,067
550,260	Usen Corp *	948,381
7,107	USS Co Ltd	780,052
36,600	Valor Co Ltd	629,891
83	Village Vanguard Co Ltd	101,489
17,700	Vital KSK Holdings Inc	165,865
26,401	Warabeya Nichiyo Co Ltd	418,609
5,200	Welcia Holdings Co Ltd	238,136
252,530	Yamada Denki Co Ltd	9,163,576
75,200	Yamazen Corp	505,796
6,400	Yokohama Reito Co Ltd	50,307
71,100	Yonekyu Corp	697,999
47,600	Yorozu Corp	749,607
976,000	Yuasa Trading Co Ltd	1,998,635
84,000	Yurtec Corp	265,284
25	Zappallas Inc	26,899

	Total Japan	991,085,223

	TOTAL COMMON STOCKS (COST $911,328,130)	991,085,223

22	See accompanying notes to the financial statements.

Flexible Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Par Value		Description	Value ($)
		SHORT-TERM INVESTMENTS — 3.7%

		Time Deposits — 3.7%
JPY	3,715,532	Citibank (New York) Time Deposit, 0.01%, due 03/01/13	40,085
USD	10,000,000	DBS Bank Ltd (Singapore) Time Deposit, 0.08%, due 03/01/13	10,000,000
USD	10,000,000	Deustche Bank (Frankfurt) Time Deposit, 0.08%, due 03/01/13	10,000,000
USD	7,862,790	Royal Bank of Scotland (London) Time Deposit, 0.08%, due 03/01/13	7,862,790
USD	10,000,000	Societe Generale (Paris) Time Deposit, 0.08%, due 03/01/13	10,000,000

		Total Time Deposits	37,902,875

		TOTAL SHORT-TERM INVESTMENTS (COST $37,902,875)	37,902,875

		TOTAL INVESTMENTS — 101.6% (Cost $949,231,005)	1,028,988,098
		Other Assets and Liabilities (net) — (1.6%)	(16,541,292)

		TOTAL NET ASSETS — 100.0%	$1,012,446,806

A summary of outstanding financial instruments at February 28, 2013 is as follows:

Forward Currency Contracts

Settlement Date	Counter party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
3/27/13	BCLY	JPY	19,118,309,088	USD	203,314,242	$(2,976,387)
3/27/13	BOA	JPY	19,139,339,265	USD	203,462,590	(3,054,958)
3/27/13	DB	JPY	19,128,824,321	USD	203,433,422	(2,970,668)

						$(9,002,013)

Futures Contracts

Number of Contracts	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Buys
17	TOPIX	March 2013	$1,780,257	$(5,354)

As of February 28, 2013, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

*	Non-income producing security.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 93.

See accompanying notes to the financial statements.	23

International Core Equity Fund

(A Series of GMO Trust)

Portfolio Managers

Day-to-day management of the Fund’s portfolio is the responsibility of the Global Equity Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Class III shares of GMO International Core Equity Fund returned +8.9% for the fiscal year ended February 28, 2013, as compared with +9.8% for the MSCI EAFE Index.

Country selection had a negative impact on relative performance. Overweights to Italy and Spain, which underperformed, and underweights to Australia and Switzerland, which outperformed, were among the detractors.

Stock selection had a positive impact on performance relative to the benchmark. Overweight positions in French pharmaceutical Sanofi and Australian telecom provider Telestra contributed. Detractors included overweight positions in German utility E.ON and French oil company Total SA.

Sector selection (as a result of stock selection) had a negative impact on performance relative to the benchmark. Overweights to Energy and Telecommunication Services, which underperformed, and an underweight to Financials, which outperformed, detracted. The Fund benefited from overweighting the Health Care sector, which outperformed, and underweighting the Materials sector, which underperformed.

Currency selection helped, mainly from overweight exposures to the Singapore dollar and the euro.

Because some of the securities and instruments held directly or indirectly by the Fund had positive fair value adjustments during the fiscal year (and the performance of indices are not fair valued), the Fund’s absolute and relative performance is better than it otherwise would have been.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

24

International Core Equity Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO International Core Equity Fund Class III Shares and the MSCI EAFE Index

As of February 28, 2013

Performance date quoted represents past is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance show is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the period shown and do not include the effect of taxes on distribution and redemption. The performance shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2013. All information is unaudited. Performance of classes may vary due to different fees.

†	The Fund is the successor to the GMO International Disciplined Equity Fund. Therefore, performance for the periods for the prior to September 16, 2005 is that of GMO International Disciplined Equity Fund.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

25

International Core Equity Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2013 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	96.3%
Mutual Funds	1.9
Preferred Stocks	0.9
Other	0.6
Short-Term Investments	0.5
Forward Currency Contracts	0.0 ^
Futures Contracts	(0.2)

100.0%

Country Summary*	% of Investments
Japan	25.3%
United Kingdom	20.0
France	11.6
Germany	8.8
Spain	7.3
Italy	7.2
Australia	5.8
Singapore	1.9
Belgium	1.8
Netherlands	1.3
Switzerland	1.2
Denmark	1.1
Sweden	1.0
Canada	0.9
Hong Kong	0.9
Austria	0.7
Finland	0.7
New Zealand	0.7
Ireland	0.6
Norway	0.4
Greece	0.3
Portugal	0.3
Israel	0.2
Malta	0.0 ^

100.0%

^	Rounds to 0.0%.

*	The table above shows country exposure in the Fund. The table excludes short-term investments. The table excludes exposure through forward currency contracts and includes exposure through other derivative financial instruments, if any. The table takes into account the market value of securities and options and the notional amounts of swap agreements and other derivative financial instruments, if any.

Industry Group Summary	% of Equity Investments**
Energy	13.3%
Pharmaceuticals, Biotechnology & Life Sciences	11.8
Banks	10.7
Telecommunication Services	9.3
Capital Goods	8.4
Utilities	6.1
Materials	6.1
Food, Beverage & Tobacco	4.8
Insurance	4.2
Automobiles & Components	3.9
Retailing	3.9
Real Estate	3.2
Transportation	2.4
Technology Hardware & Equipment	2.1
Consumer Services	1.5
Diversified Financials	1.4
Food & Staples Retailing	1.4
Software & Services	1.3
Consumer Durables & Apparel	1.0
Household & Personal Products	0.8
Media	0.8
Semiconductors & Semiconductor Equipment	0.7
Health Care Equipment & Services	0.5
Commercial & Professional Services	0.4

100.0%

**	Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks. This table excludes exposure to derivative contracts and ETF’s, if any. For a summary of derivative contract exposure, if any, see the summary of outstanding financial instruments section of the Schedule of Investments.

26

International Core Equity Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2013

Shares	Description	Value ($)

	COMMON STOCKS — 96.3%

	Australia — 6.4%
400,358	ALS Ltd (Queensland)	4,774,570
8,028,885	Arrium Ltd	9,775,003
391,780	BHP Billiton Ltd	14,667,519
1,625,633	Billabong International Ltd	1,411,751
2,528,813	BlueScope Steel Ltd *	11,704,415
18,609	Caltex Australia Ltd	377,969
178,750	Commonwealth Bank of Australia	12,252,531
443,571	CSL Ltd	27,182,554
102,151	David Jones Ltd	290,629
6,728,836	Dexus Property Group (REIT)	7,493,892
6,170,049	Goodman Fielder Ltd *	4,651,723
1,810,807	Goodman Group (REIT)	8,589,561
1,951,737	GPT Group (REIT)	7,820,237
121,245	Insurance Australia Group Ltd	703,505
2,037,899	Investa Office Fund (REIT)	6,333,912
381,314	JB Hi–Fi Ltd	5,029,230
246,963	Macquarie Group Ltd	9,487,564
4,371,749	Mirvac Group (REIT)	7,314,709
759,024	Myer Holdings Ltd	2,157,713
2,517,765	Pacific Brands Ltd	2,032,607
2,088,075	Qantas Airways Ltd *	3,493,495
2,701,747	QBE Insurance Group Ltd	36,793,294
4,596,203	Stockland (REIT)	17,653,335
1,668,747	TABCORP Holdings Ltd	5,411,814
696,583	Tatts Group Ltd	2,264,527
9,161,754	Telstra Corp Ltd	42,882,621
1,145,403	Westpac Banking Corp	35,932,641

	Total Australia	288,483,321

	Austria — 0.7%
87,919	Andritz AG	6,199,376
15,165	Erste Group Bank AG *	486,772
336,176	OMV AG	14,601,758
73,513	Raiffeisen International AG	2,771,122
209,554	Voestalpine AG	7,050,799

	Total Austria	31,109,827

	Belgium — 1.8%
401,709	Ageas	13,647,807
556,050	Anheuser-Busch InBev NV	52,110,164
294,272	Belgacom SA	8,210,467
127,196	Delhaize Group	6,140,548
49,975	KBC Groep NV	1,845,870

	Total Belgium	81,954,856

	Canada — 3.4%
41,600	Agrium Inc	4,307,844
57,800	Alimentation Couche Tard Inc	2,994,110

Shares	Description	Value ($)

	Canada — (continued)
41,000	Bank of Montreal	2,552,834
507,400	Bombardier Inc	2,041,901
158,100	Canadian National Railway Co	16,045,329
540,500	Canadian Natural Resources Ltd	16,520,301
65,700	Canadian Oil Sands Ltd	1,344,899
39,900	Canadian Pacific Railway Ltd	4,853,774
25,500	Canadian Tire Corp Ltd	1,701,731
42,700	Dollarama Inc	2,509,207
621,100	Encana Corp	11,172,271
462,030	First Quantum Minerals Ltd	8,606,639
244,300	Husky Energy Inc	7,512,003
41,700	Magna International Inc-Class A	2,217,935
653,500	Manulife Financial Corp	9,695,564
79,055	Methanex Corp	2,893,892
125,700	Metro Inc-Class A	7,872,934
1,242,500	Research In Motion Ltd *	16,843,782
183,558	Royal Bank of Canada	11,395,281
395,500	Sherritt International Corp	2,036,465
642,500	Sun Life Financial Inc	17,949,503
49,300	Teck Resources Ltd-Class B	1,526,447

	Total Canada	154,594,646

	Denmark — 1.1%
45,418	Coloplast A/S	2,368,743
88,209	GN Store Nord A/S	1,578,818
251,067	Novo-Nordisk A/S-Class B	43,895,107

	Total Denmark	47,842,668

	Finland — 0.7%
10,425	Kone Oyj-Class B	841,098
265,795	Neste Oil Oyj	3,985,171
6,760,286	Nokia Oyj	24,566,003
89,397	Tieto Oyj	2,076,524

	Total Finland	31,468,796

	France — 11.4%
1,280,204	Air France–KLM *	13,563,086
464,164	AXA	8,029,829
497,684	BNP Paribas	27,837,548
129,257	Bouygues SA	3,642,913
80,973	Compagnie Generale des Etablissements Michelin-Class B	7,212,234
260,553	Credit Agricole SA *	2,430,957
90,807	Essilor International SA	9,347,656
1,198,895	France Telecom SA	11,563,290
321,345	GDF Suez	6,065,769
79,673	Gemalto NV	7,239,902
45,029	L’Oreal SA	6,717,342
60,508	Lafarge SA	4,062,116

See accompanying notes to the financial statements.	27

International Core Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Shares	Description	Value ($)

	France — (continued)
237,730	Lagardere SCA	8,469,153
1,738,556	Peugeot SA *	13,091,465
52,405	Rallye SA	1,908,007
11,461	Remy Cointreau SA	1,447,552
514,836	Renault SA	32,520,166
84,105	Safran SA	3,843,637
1,372,515	Sanofi	129,617,374
319,033	Societe Generale *	12,161,087
3,447,360	Total SA	172,111,920
1,039,115	Vivendi SA	21,797,013
73,119	Zodiac Aerospace	8,211,118

	Total France	512,891,134

	Germany — 6.6%
96,724	Allianz SE (Registered)	13,186,981
147,562	Aurubis AG	10,330,332
549,859	Bayer AG (Registered)	54,303,965
38,450	Beiersdorf AG	3,346,462
67,272	Continental AG	7,876,091
131,965	Deutsche Bank AG (Registered)	6,024,812
567,564	Deutsche Lufthansa AG (Registered)	11,426,792
350,694	Deutsche Post AG (Registered)	7,850,626
71,100	Duerr AG	7,783,369
4,400,641	E.ON AG	73,315,279
89,575	Lanxess AG	7,559,739
178,766	Leoni AG	8,032,263
116,020	Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	20,811,464
60,500	Premiere AG *	385,812
701,658	RWE AG	25,721,012
125,077	Salzgitter AG	5,944,342
263,347	SAP AG	20,564,856
256,034	Suedzucker AG	11,200,769

	Total Germany	295,664,966

	Greece — 0.3%
597,606	Marfin Investment Group Holdings SA *	334,301
951,376	OPAP SA	8,084,310
617,282	Public Power Corp SA *	6,070,365

	Total Greece	14,488,976

	Hong Kong — 0.9%
124,000	AAC Technologies Holdings Inc	521,624
345,000	Cheung Kong Holdings Ltd	5,356,879
4,438,500	Esprit Holdings Ltd	5,785,266
1,549,000	Galaxy Entertainment Group Ltd *	6,490,011
259,500	Link (REIT)	1,387,271
4,963,000	Pacific Basin Shipping Ltd	2,922,080
233,000	Sun Hung Kai Properties Ltd	3,611,692

Shares	Description	Value ($)

	Hong Kong — (continued)
595,500	Swire Pacific Ltd	7,704,680
138,000	Wharf Holdings Ltd (The)	1,207,942
1,141,000	Yue Yuen Industrial Holdings	3,854,891

	Total Hong Kong	38,842,336

	Ireland — 0.6%
560,420	C&C Group Plc	3,579,185
139,220	DCC Plc	4,887,094
182,855	Kerry Group Plc-Class A	10,255,469
89,040	Paddy Power Plc	7,349,031

	Total Ireland	26,070,779

	Israel — 0.2%
550,865	Africa Israel Investments Ltd *	1,364,151
78,580	Mellanox Technologies Ltd *	4,051,221
326,643	Partner Communications Co Ltd	1,826,842
2,143	Paz Oil Co Ltd *	321,203

	Total Israel	7,563,417

	Italy — 5.2%
2,482,082	A2A SPA	1,331,054
212,470	Azimut Holding SPA	3,369,193
31,635	Banca Popolare dell’Emilia Romagna Scrl	226,013
18,916,371	Enel SPA	68,273,030
2,836,658	ENI SPA	64,561,699
39,105	Exor SPA	1,091,098
759,592	Fiat Industrial SPA	9,207,225
1,878,996	Fiat SPA *	10,028,476
2,784,774	Finmeccanica SPA *	13,627,387
4,555,026	Intesa Sanpaolo SPA	7,334,016
1,145,963	Intesa Sanpaolo SPA-Di RISP	1,575,816
33,372	Lottomatica Group SPA	768,677
75,609	Luxottica Group SPA	3,527,120
876,415	Mediaset SPA	1,933,697
962,732	Mediolanum SPA	5,313,750
888,416	Pirelli & C. SPA	10,286,413
243,027	Recordati SPA	2,408,623
22,069,545	Telecom Italia SPA	16,229,842
14,457,916	Telecom Italia SPA-Di RISP	9,349,542
1,239,286	Terna SPA	5,175,187

	Total Italy	235,617,858

	Japan — 23.7%
7,700	3-D Matrix Ltd *	448,013
24,400	ABC-Mart Inc	851,238
4,299	Accordia Golf Co Ltd	4,060,228
1,632	Advance Residence Investment Corp (REIT)	3,466,696
261,300	Advantest Corp	3,750,750

28	See accompanying notes to the financial statements.

International Core Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Shares	Description	Value ($)

	Japan — (continued)
1,530,900	Aeon Co Ltd	17,214,349
624,000	Anritsu Corp	9,228,152
6,800	Arnest One Corp	111,722
610,300	Astellas Pharma Inc	32,967,047
10,600	Avex Group Holding Inc	291,246
280,700	Credit Saison Co Ltd	5,975,313
644,650	Daiei Inc *	1,604,185
2,514,000	Daikyo Inc	6,040,173
321,500	Daito Trust Construction Co Ltd	28,768,937
959,000	Daiwabo Holdings Co Ltd	1,871,041
59,000	Daiwa House Industry Co Ltd	1,084,403
446,300	Dena Co Ltd	12,514,782
1,629,000	DIC Corp	3,262,699
218,300	Eisai Co Ltd	9,721,461
32,200	Fast Retailing Co Ltd	8,839,251
1,366,000	Fuji Electric Co Ltd	3,900,733
971,000	Fuji Heavy Industries Ltd	14,538,764
153,900	Fuji Oil Co Ltd	2,241,371
592,000	Gunze Ltd	1,498,513
517,000	Hanwa Co Ltd	2,178,855
7,747,373	Haseko Corp *	6,855,168
108,100	Hikari Tsushin Inc	5,198,657
1,360	INPEX Corp	7,219,195
2,456,700	Itochu Corp	28,347,137
61,700	J Trust Co Ltd	1,101,057
717,500	Japan Tobacco Inc	22,654,395
654,100	JFE Holdings Inc	14,004,795
718,000	Juki Corp *	1,111,472
6,244,530	JX Holdings Inc	38,055,922
335,920	K’s Holdings Corp	8,648,048
3,945,000	Kajima Corp	11,668,477
113,820	Kakaku.com Inc	4,419,695
312,100	Kao Corp	9,987,176
6,180,000	Kawasaki Kisen Kaisha Ltd *	13,869,823
605,000	KDDI Corp	45,439,002
454,000	Kinugawa Rubber Industrial Co Ltd	2,198,439
2,294,000	Kobe Steel Ltd *	3,092,656
172,384	Kohnan Shoji Co Ltd	2,100,836
363,000	Kurimoto Ltd	1,255,950
139,900	Lawson Inc	10,405,368
1,486,200	Leopalace21 Corp *	5,419,852
394,000	Look Inc	1,362,743
2,439,000	Marubeni Corp	17,789,731
5,071,000	Mazda Motor Corp *	15,290,781
348,394	Medipal Holdings Corp	4,502,982
57,804	MEIJI Holdings Co Ltd	2,487,264
21,100	Misawa Homes Co Ltd	296,207
2,386,000	Mitsubishi Chemical Holdings Corp	11,188,090
1,781,400	Mitsubishi Corp	35,290,601
251,000	Mitsubishi Estate Co Ltd	6,257,231

Shares	Description	Value ($)

	Japan — (continued)
1,138,300	Mitsui & Co Ltd	16,850,860
1,735,783	Mitsui Engineer & Shipbuilding Co Ltd	3,365,266
184,000	Mitsui Fudosan Co Ltd	4,680,198
1,753,000	Mitsui Mining & Smelting Co Ltd	4,324,950
3,215,866	Mitsui OSK Lines Ltd	11,248,691
14,898,500	Mizuho Financial Group Inc	32,768,085
370,000	Namco Bandai Holdings Inc	5,884,505
358	NanoCarrier Co Ltd *	1,679,790
280,000	Nikon Corp	6,290,497
84,700	Nintendo Co Ltd	8,193,699
3,119,500	Nippon Light Metal Co Ltd *	3,599,001
458,100	Nippon Paper Group Inc	7,965,084
4,065,000	Nippon Steel Corp	11,004,858
1,049,700	Nippon Telegraph & Telephone Corp	47,963,622
3,786,000	Nippon Yusen Kabushiki Kaisha	9,502,125
449,708	Nipro Corp	3,657,294
124,800	Nitori Holdings Co Ltd	9,293,071
97,400	Nitto Denko Corp	5,714,560
410,997	North Pacific Bank Ltd *	1,362,408
10,352	NTT Docomo Inc	16,004,058
1,858,000	Obayashi Corp	9,570,633
1,917,000	Oki Electric Industry Co Ltd *	2,152,213
111,900	Ono Pharmaceutical Co Ltd	5,938,417
888,000	Orient Corp *	2,962,149
1,862,000	Penta-Ocean Construction Co Ltd	4,835,556
2,100	Pigeon Corp	118,225
148,090	Point Inc	5,470,047
6,823,200	Resona Holdings Inc	31,268,168
808,000	Ricoh Co Ltd	8,669,809
769,100	Round One Corp	5,429,265
122,900	Ryohin Keikaku Co Ltd	8,049,285
205,300	Sankyo Co Ltd	8,652,059
435,800	Seven Bank Ltd	1,146,581
424,500	Shinko Electric Industries Co Ltd	3,438,694
12,600	Ship Healthcare Holdings Inc	359,659
15,300	SHO–BOND Holdings Co Ltd	558,465
719,300	SoftBank Corp	26,641,896
4,998,300	Sojitz Corp	7,656,063
2,279,300	Sumitomo Corp	27,835,195
2,121,420	Sumitomo Light Metal Industries Ltd	2,080,662
842,500	Sumitomo Mitsui Construction Co Ltd *	698,036
281,300	Sumitomo Mitsui Financial Group Inc	11,226,427
685,000	Sumitomo Mitsui Trust Holdings Inc	2,659,012
94,000	Sumitomo Realty & Development Co Ltd	3,177,906
3,903,000	Taisei Corp	11,535,919
458,100	Taiyo Yuden Co Ltd	5,035,334
928,700	Takeda Pharmaceutical Co Ltd	48,000,820
1,126,000	Tokyo Electric Power Co Inc (The) *	2,549,849
561,000	Tokyo Gas Co Ltd	2,709,370
175,000	Tokyu Land Corp	1,319,555

See accompanying notes to the financial statements.	29

International Core Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Shares	Description	Value ($)

	Japan — (continued)
417,000	TonenGeneral Sekiyu KK	4,136,636
813,000	Tosoh Corp	2,209,287
213,000	Toyobo Co Ltd	383,815
463,300	Toyota Motor Corp	23,794,896
818,700	Toyota Tsusho Corp	20,866,488
2,272,645	Unitika Ltd *	1,248,694
946,100	UNY Co Ltd	6,747,443
62,470	USS Co Ltd	6,856,599
1,560	Wacom Co Ltd	5,606,306
510,420	Yamada Denki Co Ltd	18,521,651

	Total Japan	1,067,418,378

	Malta — 0.0%
15,998,662	BGP Holdings Plc *	—

	Netherlands — 1.3%
2,100,603	Aegon NV	12,504,162
201,205	ASML Holding NV	14,280,780
227,852	CSM NV	5,083,774
134,380	Delta Lloyd NV	2,368,414
991,821	ING Groep NV *	7,940,343
1,100,189	Koninklijke BAM Groep NV	4,470,112
115,719	Koninklijke Philips Electronics NV	3,269,224
934,497	SNS REAAL NV *	1,026,047
204,944	TNT NV *	484,082
32,478	Vopak	2,333,255
77,612	Wereldhave NV (REIT)	5,430,387

	Total Netherlands	59,190,580

	New Zealand — 0.7%
1,581,040	Chorus Ltd	3,784,738
1,160,253	Fletcher Building Ltd	8,761,142
8,881,416	Telecom Corp of New Zealand	17,773,578

	Total New Zealand	30,319,458

	Norway — 0.4%
239,340	Aker Solutions ASA	4,691,225
150,106	Petroleum Geo–Services ASA	2,361,284
257,701	TGS Nopec Geophysical Co ASA	9,739,006

	Total Norway	16,791,515

	Portugal — 0.3%
4,191,626	EDP-Energias de Portugal SA	12,536,653
108,357	Portugal Telecom SGPS SA	547,364

	Total Portugal	13,084,017

	Singapore — 1.4%
364,000	Asiasons Capital Ltd *	258,242
1,214,000	China Minzhong Food Corp Ltd *	1,165,385

Shares	Description	Value ($)

	Singapore — (continued)
1,360,000	Ezion Holdings Ltd	2,190,892
3,130,000	Ezra Holdings Ltd *	2,843,667
38,834,000	Golden Agri-Resources Ltd	20,315,507
2,721,000	Jaya Holdings Ltd	1,593,338
2,815,000	LionGold Corp Ltd *	2,440,742
3,881,000	Noble Group Ltd	3,697,389
9,562,000	Singapore Telecommunications	26,514,112
976,000	STX OSV Holdings Ltd	992,472
3,536,000	Yangzijiang Shipbuilding Holdings Ltd	2,745,003
366,000	Yoma Strategic Holdings Ltd	251,500

	Total Singapore	65,008,249

	Spain — 7.3%
7,294	Abengoa SA	20,513
224,955	Abengoa SA *	585,592
38,005	ACS Actividades de Construccion y Servicios SA	901,620
137,099	Amadeus IT Holding SA-Class A	3,500,339
4,048,068	Banco Bilbao Vizcaya Argentaria SA	39,214,953
12,080,743	Banco Santander SA	91,473,706
995,085	Distribuidora Internacional de Alimentacion SA	7,763,814
166,427	Ferrovial SA	2,604,949
147,908	Fomento de Construcciones y Contratas SA	1,720,599
1,283,721	Gas Natural SDG SA	25,407,598
382,926	Grifols SA *	13,621,811
4,905,341	Iberdrola SA	24,205,282
208,951	Inditex SA	27,933,523
966,609	Repsol YPF SA	20,560,981
5,191,616	Telefonica SA	67,762,807

	Total Spain	327,278,087

	Sweden — 1.0%
421,764	Boliden AB	7,123,250
407,572	Investor AB	11,910,095
163,079	NCC AB-Class B	4,238,421
315,581	Skandinaviska Enskilda Banken AB-Class A	3,277,546
142,518	Svenska Handelsbanken AB-A Shares	6,177,525
436,032	Swedbank AB-Class A	10,460,219

	Total Sweden	43,187,056

	Switzerland — 1.2%
9,884	AMS AG	1,216,015
26,206	Compagnie Financiere Richemont SA-Class A	2,101,956
433,493	Novartis AG (Registered)	29,355,340
52,922	Roche Holding AG (Non Voting)	12,108,989

30	See accompanying notes to the financial statements.

International Core Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Shares	Description	Value ($)

	Switzerland — (continued)
5,576	Swiss Life Holding AG (Registered) *	911,854
117,249	Swiss Re AG	9,378,343

	Total Switzerland	55,072,497

	United Kingdom — 19.7%
1,195,325	Aberdeen Asset Management Plc	7,776,172
63,274	Admiral Group Plc	1,197,818
607,611	Aegis Group Plc	2,195,632
272,376	Aggreko Plc	6,982,114
170,618	ARM Holdings Plc	2,470,118
125,361	Ashtead Group Plc	976,166
2,334,482	AstraZeneca Plc	105,857,461
1,362,325	Aviva Plc	7,332,265
184,489	Babcock International Group Plc	2,999,199
6,591,409	BAE Systems Plc	35,410,268
15,060,511	Barclays Plc	69,879,521
279,177	BBA Aviation Plc	1,078,836
15,738,768	BP Plc	105,536,721
295,653	Bunzl Plc	5,642,772
44,931	Croda International Plc	1,761,605
2,204,546	Darty Plc	1,567,560
1,928,393	Diageo Plc	57,825,115
12,516,652	Dixons Retail Plc *	5,152,138
935,766	Drax Group Plc	8,705,751
229,896	easyJet Plc	3,466,937
1,629,379	FirstGroup Plc	4,771,937
99	Game Group Plc * (a) (b)	—
66,906	Halfords Group Plc	319,467
40,008	Hargreaves Lansdown Plc	524,810
4,434,125	Home Retail Group Plc	8,532,851
772,413	HSBC Holdings Plc	8,554,993
167,463	InterContinental Hotels Group Plc	4,855,731
56,499	Intertek Group Plc	2,855,126
3,536,303	ITV Plc	6,641,671
315,922	Lancashire Holdings Ltd	4,350,739
40,657,085	Lloyds Banking Group Plc *	33,420,303
29,668	Micro Focus International Plc	308,779
442,095	Next Plc	28,115,964
90,375	Persimmon Plc	1,249,985
450,580	Playtech Ltd	3,905,129
796,092	Premier Foods Plc *	1,105,726
1,220,391	Prudential Plc	18,113,964
53,590	Randgold Resources Ltd	4,436,006
124,055	Reed Elsevier Plc	1,330,235
1,505,363	Rio Tinto Plc	80,495,325
1,282,077	Rolls-Royce Holdings Plc *	19,944,288
1,440,268	Royal Bank of Scotland Group Plc *	7,055,231
563,908	Royal Dutch Shell Group-Class A (Amsterdam)	18,521,329

Shares / Par Value		Description	Value ($)

		United Kingdom — (continued)
	1,075,428	Royal Dutch Shell Plc A Shares (London)	35,321,967
	1,119,462	Royal Dutch Shell Plc B Shares (London)	37,670,699
	252,702	SABMiller Plc	12,537,055
	261,278	Scottish & Southern Energy Plc	5,722,482
	237,717	Spectris Plc	8,538,644
	203,240	Standard Life Assurance Plc	1,083,110
	158,135	Telecity Group Plc	2,237,966
	3,933,190	Thomas Cook Group Plc *	5,173,005
	897,650	Trinity Mirror Plc *	1,601,079
	479,575	Tullett Prebon Plc	2,028,254
	15,940,884	Vodafone Group Plc	39,982,867
	55,637	Whitbread Plc	2,123,539
	450,015	WH Smith Plc	4,596,818
	1,901,458	William Hill Plc	11,656,079
	284,953	Wolseley Plc	13,382,249
	718,810	WPP Plc	11,453,461

		Total United Kingdom	888,333,032

		TOTAL COMMON STOCKS (COST $4,177,151,207)	4,332,276,449

		PREFERRED STOCKS — 0.9%

		Germany — 0.9%
	175,209	Henkel AG & Co KGaA 1.18%	15,411,040
	319,213	Porsche Automobil Holding SE 1.28%	25,212,758

		Total Germany	40,623,798

		TOTAL PREFERRED STOCKS (COST $29,857,954)	40,623,798

		MUTUAL FUNDS — 1.9%

		United States — 1.9%
		Affiliated Issuers
	3,465,324	GMO U.S. Treasury Fund	86,633,100

		TOTAL MUTUAL FUNDS (COST $86,633,100)	86,633,100

		SHORT-TERM INVESTMENTS — 0.5%

		Time Deposits — 0.5%
CHF	9,233	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.00%, due 03/01/13	9,851
DKK	2,014,427	Brown Brothers Harriman (Grand Cayman) Time Deposit, (0.05)%, due 03/01/13	352,687
EUR	1,859	Brown Brothers Harriman (Grand Cayman) Time Deposit, (0.04)%, due 03/01/13	2,427

See accompanying notes to the financial statements.	31

International Core Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Par Value		Description	Value ($)
		Time Deposits — (continued)
GBP	6,557	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.07%, due 03/01/13	9,948
HKD	77,547	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 03/01/13	9,999
NOK	55,396	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.55%, due 03/01/13	9,650
NZD	453,560	Brown Brothers Harriman (Grand Cayman) Time Deposit, 1.45%, due 03/01/13	374,959
SEK	64,055	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.05%, due 03/01/13	9,904
SGD	481,457	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 03/01/13	388,773
JPY	1,948,240	Citibank (New York) Time Deposit, 0.01%, due 03/01/13	21,019
AUD	1,018,447	JPMorgan Chase (New York) Time Deposit, 1.58%, due 03/01/13	1,040,293
CAD	142,611	JPMorgan Chase (New York) Time Deposit, 0.21%, due 03/01/13	138,289
USD	17,721,806	Societe Generale (Paris) Time Deposit, 0.08%, due 03/01/13	17,721,806

		Total Time Deposits	20,089,605

		TOTAL SHORT-TERM INVESTMENTS (COST $20,089,605)	20,089,605

		TOTAL INVESTMENTS — 99.6% (Cost $4,313,731,866)	4,479,622,952
		Other Assets and Liabilities (net) — 0.4%	18,939,675

		TOTAL NET ASSETS — 100.0%	$4,498,562,627

A summary of outstanding financial instruments at February 28, 2013 is as follows:

Forward Currency Contracts

Settlement Date	Counter party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
04/19/13	BBH	AUD	12,751,155	USD	13,134,200	$156,943
04/19/13	BCLY	AUD	8,349,099	USD	8,598,069	100,924
04/19/13	BOA	AUD	7,282,420	USD	7,497,317	85,766
04/19/13	BNYM	AUD	8,053,366	USD	8,294,444	98,276
04/19/13	MSCI	AUD	18,865,186	USD	19,426,671	226,968
04/19/13	SSB	AUD	33,766,876	USD	34,755,064	389,435
04/19/13	BBH	CAD	15,803,254	USD	15,575,079	266,595
04/19/13	BCLY	CAD	399,308	USD	393,830	7,023
04/19/13	BNYM	CAD	15,101,639	USD	14,912,253	283,418
04/19/13	BOA	CAD	9,798,255	USD	9,670,536	179,046
04/19/13	DB	CAD	11,994,826	USD	11,823,387	204,096
04/19/13	JPM	CAD	19,380,585	USD	19,099,931	326,115
04/19/13	MSCI	CAD	12,007,266	USD	11,854,591	223,250
04/19/13	RBS	CAD	15,935,808	USD	15,705,936	269,048
04/19/13	SSB	CAD	12,209,376	USD	12,047,993	220,870
04/19/13	BBH	DKK	19,019,332	USD	3,405,071	73,062
04/19/13	BCLY	DKK	108,039,340	USD	19,341,265	413,782
04/19/13	BCLY	EUR	20,388,539	USD	27,222,981	595,348
04/19/13	BOA	EUR	17,672,702	USD	23,579,997	499,274
04/19/13	DB	EUR	22,926,239	USD	30,652,382	710,487
04/19/13	MSCI	EUR	15,044,470	USD	20,083,495	435,269
04/19/13	RBS	EUR	24,908,163	USD	33,297,955	767,648
04/19/13	SSB	EUR	35,750,976	USD	47,706,460	1,015,333
04/19/13	BBH	JPY	2,888,006,471	USD	30,903,635	(264,010)
04/19/13	BCLY	JPY	2,671,148,062	USD	28,585,243	(242,044)
04/19/13	BNYM	JPY	1,671,242,954	USD	17,872,440	(163,775)
04/19/13	BOA	JPY	1,412,463,814	USD	15,113,774	(129,671)
04/19/13	DB	JPY	1,715,760,884	USD	18,330,779	(185,878)
04/19/13	JPM	JPY	814,925,612	USD	8,718,990	(75,766)
04/19/13	MSCI	JPY	2,618,092,665	USD	28,002,069	(252,639)
04/19/13	BBH	NOK	36,961,027	USD	6,639,284	212,501
04/19/13	BOA	NOK	36,961,027	USD	6,633,688	206,905
04/19/13	BBH	NZD	13,573,289	USD	11,410,793	225,156
04/19/13	BCLY	NZD	13,573,289	USD	11,413,372	227,735
04/19/13	BBH	USD	43,775,806	CHF	40,412,073	(637,200)
04/19/13	BBH	USD	40,579,934	HKD	314,599,587	(7,531)
04/19/13	BCLY	USD	3,714,663	CHF	3,429,767	(53,496)
04/19/13	BCLY	USD	24,889,407	HKD	192,964,337	(3,720)
04/19/13	BCLY	USD	4,194,334	SEK	26,579,827	(88,848)
04/19/13	BCLY	USD	30,686,126	SGD	38,007,222	4,411
04/19/13	BNYM	USD	3,714,542	CHF	3,429,767	(53,375)
04/19/13	BNYM	USD	31,070,421	HKD	240,868,781	(6,728)
04/19/13	BNYM	USD	6,356,759	SEK	40,268,668	(136,913)
04/19/13	BNYM	USD	11,969,651	SGD	14,822,079	(937)
04/19/13	BOA	USD	27,610,441	CHF	25,506,056	(383,536)
04/19/13	BOA	USD	17,012,161	GBP	11,004,597	(321,914)
04/19/13	BOA	USD	31,069,379	HKD	240,868,781	(5,686)
04/19/13	BOA	USD	55,602,733	SGD	68,857,924	(494)
04/19/13	DB	USD	29,234,960	CHF	26,954,633	(461,745)
04/19/13	DB	USD	8,277,165	GBP	5,350,462	(162,326)
04/19/13	DB	USD	14,059,246	SEK	88,995,030	(313,191)
04/19/13	JPM	USD	26,018,943	CHF	24,014,834	(383,870)

32	See accompanying notes to the financial statements.

International Core Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2013

Forward Currency Contracts — (continued)

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
04/19/13	JPM	USD	16,652,020	GBP	10,773,188	$(312,743)
04/19/13	JPM	USD	7,772,153	HKD	60,254,935	(1,362)
04/19/13	JPM	USD	9,304,581	SEK	58,948,781	(199,429)
04/19/13	MSCI	USD	27,630,571	CHF	25,506,056	(403,665)
04/19/13	MSCI	USD	16,967,200	GBP	10,976,039	(320,267)
04/19/13	MSCI	USD	23,751,713	HKD	184,129,190	(5,452)
04/19/13	MSCI	USD	15,358,524	SGD	19,020,196	136
04/19/13	RBS	USD	3,235,635	CHF	2,984,530	(49,744)
04/19/13	RBS	USD	8,185,151	GBP	5,289,769	(162,363)
04/19/13	RBS	USD	7,706,280	SEK	48,779,995	(171,786)
04/19/13	SSB	USD	18,408,516	CHF	17,004,038	(257,245)
04/19/13	SSB	USD	8,439,330	GBP	5,460,247	(157,985)
04/19/13	SSB	USD	18,793,934	HKD	145,702,793	(3,342)
04/19/13	SSB	USD	54,167,415	SGD	67,108,985	22,570

						$2,066,714

Futures Contracts

Number of Contracts	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Buys
102	CAC 40	March 2013	$4,942,826	$86,924
216	DAX	March 2013	54,505,086	362,513
834	FTSE/MIB	March 2013	86,363,913	(7,846,712)
294	MSCI Singapore	March 2013	17,482,537	(190,060)
555	TOPIX	March 2013	58,120,145	3,973,866

			$221,414,507	$(3,613,469)

Sales
800	S&P Toronto 60	March 2013	$114,455,273	$(3,466,432)
216	SPI 200	March 2013	27,950,454	(1,659,655)

			$142,405,727	$(5,126,087)

As of February 28, 2013, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

*	Non-income producing security.

(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

(b)	Bankrupt issuer.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 93.

See accompanying notes to the financial statements.	33

International Growth Equity Fund

(A Series of GMO Trust)

Portfolio Managers

Day-to-day management of the Fund’s portfolio is the responsibility of the Global Equity Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Class III shares of GMO International Growth Equity Fund returned +15.6% for the fiscal year ended February 28, 2013, as compared with +9.8% for the MSCI EAFE Index and +9.9% for the MSCI EAFE Growth Index.

Country selection had a positive impact on relative performance mainly from an underweight to Australia.

Stock selection had a positive impact on performance relative to the benchmark. Overweight positions in pharmaceuticals Roche in Switzerland and GlaxoSmithKline in the United Kingdom were among the contributors. Detractors included an overweight position in Dutch telecom provider KPN and an underweight position in Japanese auto maker Toyota Motor.

Sector selection (as a result of stock selection) also had a positive impact on performance relative to the benchmark. The Fund’s focus on high quality companies resulted in an overweight to Health Care, which outperformed the Index, and underweights to Materials and Energy, which underperformed the Index.

Currency selection helped, mainly from an overweight exposure to the Singapore dollar.

Because some of the securities and instruments held directly or indirectly by the Fund had positive fair value adjustments during the fiscal year (and the performance of indices are not fair valued), the Fund’s absolute and relative performance is better than it otherwise would have been.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

34

International Growth Equity Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO International Growth Equity Fund Class III Shares and the MSCI EAFE Growth Index

As of February 28, 2013

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2013. All information is unaudited. Performance for classes may vary due to different fees.

†	The Fund is the successor to the GMO International Growth Fund. Therefore, performance for the periods prior to September 16, 2005 is that of GMO International Growth Fund.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

35

International Growth Equity Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2013 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	94.7%
Mutual Funds	2.1
Short-Term Investments	1.4
Preferred Stocks	1.2
Other	0.6
Forward Currency Contracts	0.1
Rights/Warrants	0.0
Futures Contracts	(0.1)

100.0%

Country Summary*	% of Investments
Japan	21.5%
United Kingdom	21.5
Germany	13.8
Switzerland	9.0
France	6.8
Australia	4.4
Hong Kong	3.3
Denmark	3.2
Singapore	2.5
Sweden	2.5
Spain	2.2
Netherlands	2.1
Belgium	1.8
Finland	1.3
Ireland	1.0
Norway	0.9
Italy	0.8
Canada	0.7
Israel	0.3
Austria	0.2
China	0.1
New Zealand	0.1

100.0%

*	The table above shows country exposure in the Fund. The table excludes short-term investments. The table excludes exposure through forward currency contracts and includes exposure through other derivative financial instruments, if any. The table takes into account the market value of securities and options and the notional amounts of swap agreements and other derivative financial instruments, if any.

Industry Group Summary	% of Equity Investments**
Pharmaceuticals, Biotechnology & Life Sciences	16.9%
Food, Beverage & Tobacco	12.6
Materials	6.8
Capital Goods	6.7
Banks	5.9
Telecommunication Services	4.6
Retailing	4.3
Transportation	3.9
Insurance	3.8
Automobiles & Components	3.2
Real Estate	3.2
Software & Services	3.3
Food & Staples Retailing	2.8
Household & Personal Products	2.8
Technology Hardware & Equipment	2.6
Energy	2.2
Commercial & Professional Services	2.2
Utilities	2.1
Consumer Services	2.1
Health Care Equipment & Services	2.0
Diversified Financials	1.8
Media	1.8
Consumer Durables & Apparel	1.8
Semiconductors & Semiconductor Equipment	0.6

100.0%

**	Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks. For a summary of derivative contract exposure and ETF’s, if any, see the summary of outstanding financial instruments section of the Schedule of Investments.

36

International Growth Equity Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2013

Shares	Description	Value ($)
	COMMON STOCKS — 94.7%

	Australia — 4.5%
194,173	ALS Ltd/Queensland	2,315,659
83,803	Australia and New Zealand Banking Group Ltd	2,450,752
222,368	Coca Cola Amatil Ltd	3,288,472
24,245	Cochlear Ltd	1,753,486
493,716	CSL Ltd	30,255,499
568,129	Fortescue Metals Group Ltd	2,714,320
301,113	Insurance Australia Group Ltd	1,747,161
3,519,979	Telstra Corp Ltd	16,475,658
279,093	Westfield Group (REIT)	3,189,344
563,980	Westpac Banking Corp	17,692,717
811,393	Woolworths Ltd	28,953,061

	Total Australia	110,836,129

	Austria — 0.2%
140,301	Erste Group Bank AG *	4,503,437
946,419	Immofinanz AG (Entitlement Shares) *	—

	Total Austria	4,503,437

	Belgium — 1.7%
165,803	Ageas	5,633,051
281,810	Anheuser-Busch InBev NV	26,409,793
46,443	Bekaert NV	1,259,770
85,912	Colruyt SA	4,227,415
62,768	Mobistar SA	1,483,423
37,803	UCB SA	2,183,116
39,932	Umicore SA	1,990,038

	Total Belgium	43,186,606

	Canada — 3.1%
36,600	Agrium Inc	3,790,074
121,500	BCE Inc	5,477,367
337,500	Canadian National Railway Co	34,252,364
65,800	Canadian Pacific Railway Ltd	8,004,470
183,800	Enbridge Inc	8,195,029
75,000	Potash Corp of Saskatchewan Inc	3,009,455
103,800	Rogers Communications Inc-Class B	4,930,060
88,200	Royal Bank of Canada	5,475,456
48,600	Saputo Inc	2,405,376
33,696	Valeant Pharmaceuticals International Inc *	2,272,540

	Total Canada	77,812,191

	Denmark — 3.1%
39,572	Chr Hansen Holding A/S	1,430,769
141,890	Coloplast A/S-Class B	7,400,170
115,591	GN Store Nord A/S	2,068,918
349,509	Novo Nordisk A/S-Class B	61,106,139
158,790	Novozymes A/S-B Shares	5,538,398

	Total Denmark	77,544,394

Shares	Description	Value ($)
	Finland — 1.2%
224,080	Fortum Oyj	4,264,567
148,596	Kone Oyj-Class B	11,988,857
97,376	Neste Oil Oyj	1,459,997
33,644	Nokian Renkaat Oyj	1,523,783
854,110	Nokia Oyj	3,103,725
14,124	Orion Oyj-Class B	418,028
112,450	Sampo Oyj-Class A	4,146,196
69,388	Wartsila Oyj	3,196,057

	Total Finland	30,101,210

	France — 6.5%
130,236	Air France–KLM *	1,379,782
1,097,344	Alcatel-Lucent *	1,527,765
17,910	AtoS	1,327,078
118,592	BNP Paribas	6,633,347
57,728	Bureau Veritas SA	7,433,601
138,505	Carrefour SA	3,767,049
27,544	Casino Guichard-Perrachon SA	2,764,665
100,234	Cie Generale des Establishment Michelin	8,927,804
33,111	Compagnie de Saint-Gobain	1,315,605
422,443	Credit Agricole SA *	3,941,388
65,932	Danone SA	4,567,405
65,534	Dassault Systemes SA	7,423,827
130,832	Essilor International SA	13,467,822
83,925	Eutelsat Communications	3,017,868
73,046	Gemalto NV	6,637,705
16,812	ICADE (REIT)	1,507,889
27,422	Iliad SA	5,240,730
79,873	L’Oreal SA	11,915,305
81,246	Lafarge SA	5,454,331
20,765	Neopost SA	1,200,527
25,219	Remy Cointreau SA	3,185,220
323,418	Sanofi	30,542,903
164,176	SES SA-Class A FDR	5,048,661
11,676	Societe BIC SA	1,361,008
158,141	Societe Generale *	6,028,111
26,040	Sodexo	2,408,945
89,863	Suez Environnement SA	1,195,689
12,659	Unibail-Rodamco SE (REIT)	2,880,632
21,205	Valeo SA	1,196,105
18,791	Vallourec SA	998,523
23,933	Wendel	2,631,551
34,435	Zodiac Aerospace	3,866,982

	Total France	160,795,823

	Germany — 8.1%
98,793	Allianz SE (Registered)	13,469,060
52,605	Aurubis AG	3,682,704
26,902	BASF AG	2,526,548
461,552	Bayer AG (Registered)	45,582,784

See accompanying notes to the financial statements.	37

International Growth Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Shares	Description	Value ($)
	Germany — (continued)
1,302	BayWa AG	65,333
62,571	Beiersdorf AG	5,445,812
16,210	Brenntag AG	2,306,122
40,924	Continental AG	4,791,312
217,227	Deutsche Lufthansa AG (Registered)	4,373,441
299,296	Deutsche Post AG (Registered)	6,700,032
30,347	Duerr AG	3,322,108
27,052	Fielmann AG	2,560,540
231,739	Freenet AG	5,167,456
59,387	Hannover Rueckversicherung AG (Registered)	4,637,280
50,507	Henkel AG & Co KGaA	3,731,518
14,112	Hochtief AG *	946,746
27,157	Hugo Boss AG	3,142,407
36,538	Kabel Deutschland Holding AG	3,163,452
31,949	Lanxess AG	2,696,356
25,921	Leoni AG	1,164,675
29,917	Merck KGaA	4,212,290
99,523	Metro AG	3,071,907
107,352	Muenchener Rueckversicherungs AG (Registered)	19,256,613
20,734	Salzgitter AG	985,393
401,902	SAP AG	31,384,663
387,724	Sky Deutschland AG *	2,472,536
36,588	Software AG	1,439,761
62,495	Stada Arzneimittel AG	2,435,630
117,469	Suedzucker AG	5,138,939
35,067	Symrise AG	1,327,774
156,738	ThyssenKrupp AG *	3,521,906
181,595	TUI AG *	1,813,632
14,057	Volkswagen AG	2,887,775
12,449	Wacker Chemie AG	1,111,835

	Total Germany	200,536,340

	Hong Kong — 3.3%
980,000	AAC Technologies Holdings Inc	4,122,516
41,600	ASM Pacific Technology Ltd	549,562
1,225,000	BOC Hong Kong Holdings Ltd	4,118,297
387,000	Cheung Kong Infrastructure Holdings Ltd	2,533,863
660,500	CLP Holdings Ltd	5,684,450
579,674	Esprit Holdings Ltd	755,563
1,617,000	Galaxy Entertainment Group Ltd *	6,774,918
250,000	Hang Seng Bank Ltd	4,023,681
322,000	Henderson Land Development Co Ltd	2,252,485
309,000	Hongkong Land Holdings Ltd	2,383,132
4,842,111	Hong Kong & China Gas	13,544,027
177,400	Hong Kong Exchanges & Clearing Ltd	3,189,812
28,400	Jardine Matheson Holdings Ltd	1,798,185
1,309,353	Link (REIT)	6,999,721
88,000	Luk Fook Holdings International Ltd	291,264
678,000	New World Development Ltd	1,239,031

Shares	Description	Value ($)
	Hong Kong — (continued)
809,500	Power Assets Holdings Ltd	7,225,262
698,000	Sands China Ltd	3,305,946
336,000	Sun Hung Kai Properties Ltd	5,208,277
600,000	Wharf Holdings Ltd (The)	5,251,922
2,342,000	Xinyi Glass Holdings Ltd	1,567,361

	Total Hong Kong	82,819,275

	Ireland — 1.0%
85,720	DCC Plc	3,009,063
320,596	Elan Corp Plc *	3,605,484
141,886	Kerry Group Plc-Class A	7,957,713
124,565	Paddy Power Plc	10,281,132

	Total Ireland	24,853,392

	Israel — 0.3%
128,662	Israel Chemicals Ltd	1,658,571
33,805	Mellanox Technologies Ltd *	1,742,829
83,469	Teva Pharmaceutical Industries Ltd	3,125,367

	Total Israel	6,526,767

	Italy — 0.8%
310,554	Assicurazioni Generali SPA	5,010,567
207,188	Atlantia SPA	3,575,468
42,016	Azimut Holding SPA	666,259
142,666	Fiat Industrial SPA	1,729,294
531,410	Fiat SPA *	2,836,213
160,394	Mediobanca SPA	969,745
186,147	Mediolanum SPA	1,027,429
551,440	UniCredit SPA *	2,781,474

	Total Italy	18,596,449

	Japan — 21.0%
48,700	ABC-Mart Inc	1,698,988
1,211	Accordia Golf Co Ltd	1,143,739
89,200	Advantest Corp	1,280,394
177,100	Aeon Co Ltd	1,991,418
242,000	Ajinomoto Co Inc	3,208,592
149,000	Anritsu Corp	2,203,517
480,300	Astellas Pharma Inc	25,944,736
24,300	Calbee Inc	2,070,430
239,950	Canon Inc	8,683,639
37,300	Central Japan Railway Co	3,624,788
18,100	Century Tokyo Leasing Corp	421,244
103,000	Chiyoda Corp	1,286,180
208,900	Chugai Pharmaceutical Co Ltd	4,517,342
96,500	Credit Saison Co Ltd	2,054,213
142,000	Daihatsu Motor Co Ltd	2,883,063
91,400	Daito Trust Construction Co Ltd	8,178,789
225,000	Daiwa House Industry Co Ltd	4,135,433
154,700	Dena Co Ltd	4,337,972

38	See accompanying notes to the financial statements.

International Growth Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Shares	Description	Value ($)
	Japan — (continued)
722,000	DIC Corp	1,446,083
157,500	Eisai Co Ltd	7,013,881
41,600	Fanuc Ltd	6,414,635
36,700	Fast Retailing Co Ltd	10,074,550
310,000	Fuji Heavy Industries Ltd	4,641,624
93,500	Gree Inc	1,136,856
319,000	Hankyu Hanshin Holdings Inc	1,750,038
1,357,000	Haseko Corp *	1,200,725
258,000	Hino Motors Ltd	2,725,346
17,000	Hirose Electric Co Ltd	2,053,077
123,600	Hisamitsu Pharmaceutical Co Inc	7,151,052
555,000	Hitachi Ltd	3,110,756
56,500	Honda Motor Co Ltd	2,113,021
279,700	Hoya Corp	5,355,462
11,000	Idemitsu Kosan Co Ltd	999,347
665,000	IHI Corp	1,864,976
862	INPEX Corp	4,575,696
512,000	Isuzu Motors Ltd	3,146,674
1,030,800	Itochu Corp	11,894,097
78,500	Ito En Ltd	1,589,668
85,700	Izumi Co Ltd	1,877,361
209	Japan Real Estate Investment Corp (REIT)	2,291,616
642	Japan Retail Fund Investment Corp (REIT)	1,255,475
275,400	Japan Tobacco Inc	8,695,499
204,800	JFE Holdings Inc	4,384,929
86,000	JGC Corp	2,373,403
76,900	K’s Holdings Corp	1,979,742
54,929	Kakaku.com Inc	2,132,924
345,100	Kao Corp	11,043,173
197,900	KDDI Corp	14,863,436
382,000	Keio Corp	3,052,624
35,993	Keyence Corp	10,133,301
858,000	Kintetsu Corp	3,607,962
1,661,000	Kobe Steel Ltd *	2,239,277
168,200	Komatsu Ltd	4,235,661
164,000	Kubota Corp	1,977,985
97,900	Lawson Inc	7,281,526
568,100	Leopalace21 Corp *	2,071,738
46,700	Makita Corp	2,114,414
473,000	Marubeni Corp	3,449,997
2,121,000	Mazda Motor Corp *	6,395,533
238,800	Medipal Holdings Corp	3,086,483
375,000	Mitsubishi Estate Co Ltd	9,348,452
314,300	Mitsubishi Corp	6,226,471
596,000	Mitsui Engineer & Shipbuilding Co Ltd	1,155,501
195,000	Mitsui Fudosan Co Ltd	4,959,993
5,204,900	Mizuho Financial Group Inc	11,447,770
172,100	Namco Bandai Holdings Inc	2,737,090
1,026,000	NEC Corp *	2,536,377
36,800	Nidec Corp	2,165,059

Shares	Description	Value ($)
	Japan — (continued)
193,900	Nikon Corp	4,356,169
48,700	Nintendo Co Ltd	4,711,135
238	Nippon Building Fund Inc (REIT)	2,661,543
70,750	Nitori Holdings Co Ltd	5,268,307
112,300	Nitto Denko Corp	6,588,759
422,300	Nomura Holdings Inc	2,422,697
133,900	Nomura Research Institute Ltd	3,037,513
4,968	NTT Docomo Inc	7,680,464
622,000	Odakyu Electric Railway Co Ltd	6,561,901
544,000	OJI Paper Co Ltd	2,069,165
49,000	Ono Pharmaceutical Co Ltd	2,600,379
32,800	Oracle Corp	1,379,457
58,000	Oriental Land Co Ltd	8,563,324
610,000	Orient Corp *	2,034,810
359,500	Panasonic Corp	2,586,410
138,500	Park24 Co Ltd	2,531,117
19,630	Point Inc	725,080
254,000	Rakuten Inc	2,195,536
149,000	Ricoh Co Ltd	1,598,764
33,300	Sankyo Co Ltd	1,403,378
97,300	Santen Pharmaceutical Co Ltd	4,368,860
19,500	Sawai Pharmaceuticals Co Ltd	2,115,027
43,900	Secom Co Ltd	2,253,680
141,700	Seven & I Holdings Co Ltd	4,135,946
647,700	Seven Bank Ltd	1,704,085
359,000	Sharp Corp	1,138,350
36,800	Shimamura Co Ltd	3,758,602
76,700	Shimano Inc	5,505,309
336,000	Shimizu Corp	1,080,742
98,000	Shin-Etsu Chemical Co Ltd	6,024,865
53,000	Shionogi & Co Ltd	1,079,837
171,600	Shiseido Co Ltd	2,275,305
17,700	SMC Corp	3,068,087
411,200	SoftBank Corp	15,230,290
117,700	Stanley Electric Co Ltd	2,048,589
148,600	Sumitomo Rubber Industries	2,314,523
121,000	Sumitomo Metal Mining Co Ltd	1,904,978
113,400	Sumitomo Mitsui Financial Group Inc	4,525,691
117,000	Sumitomo Realty & Development Co Ltd	3,955,479
41,000	Suzuken Co Ltd	1,424,942
58,500	Suzuki Motor Corp	1,398,626
68,300	Sysmex Corp	3,578,755
135,400	Takeda Pharmaceutical Co Ltd	6,998,289
137,500	Terumo Corp	6,029,520
716,000	Tobu Railway Co Ltd	3,930,449
720,000	Tokyo Gas Co Ltd	3,477,266
305,000	Tokyu Land Corp	2,299,796
443,000	Toray Industries Inc	2,725,278
791,000	Toshiba Corp	3,640,435
239,000	Tosoh Corp	649,471

See accompanying notes to the financial statements.	39

International Growth Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Shares	Description	Value ($)
	Japan — (continued)
160,300	Toyota Motor Corp	8,232,941
115,000	Toyota Tsusho Corp	2,931,044
97,000	Toyo Suisan Kaisha Ltd	2,841,148
141,800	Trend Micro Inc	4,010,809
103,500	Tsumura & Co	3,620,991
110,500	Unicharm Corp	6,404,766
32,850	USS Co Ltd	3,605,559
495	Wacom Co Ltd	1,778,924
16,255	Yahoo! Japan Corp	6,869,886
80,650	Yamada Denki Co Ltd	2,926,553

	Total Japan	519,882,414

	Netherlands — 2.1%
91,237	ASML Holding NV	6,475,662
25,497	Heineken NV	1,899,987
371,658	Koninklijke Ahold NV	5,333,260
311,748	Koninklijke KPN NV	1,058,530
199,242	Koninklijke Philips Electronics NV	5,628,866
38,041	Randstad Holdings NV	1,613,440
166,692	Reed Elsevier NV	2,529,248
602,490	Unilever NV	23,365,404
42,013	Vopak	3,018,260

	Total Netherlands	50,922,657

	New Zealand — 0.1%
1,537,720	Telecom Corp of New Zealand Ltd	3,077,300

	Norway — 0.9%
109,830	Aker Solutions ASA	2,152,742
10,575	Fred Olsen Energy ASA	459,543
1,238,537	Marine Harvest ASA *	1,300,089
110,058	Seadrill Ltd	4,013,312
259,584	Statoil ASA	6,444,093
82,377	Telenor ASA	1,771,169
60,864	TGS Nopec Geophysical Co ASA	2,300,165
71,597	Yara International ASA	3,413,686

	Total Norway	21,854,799

	Singapore — 2.4%
1,343,000	CapitaCommercial Trust (REIT)	1,799,069
745,000	Ezion Holdings Ltd	1,200,157
5,758,000	Golden Agri-Resources Ltd	3,012,224
1,229,000	Hyflux Ltd	1,391,775
303,900	Keppel Corp Ltd	2,847,509
2,349,000	Noble Group Ltd	2,237,868
154,000	Oversea-Chinese Banking Corp Ltd	1,252,515
967,000	SATS Ltd	2,295,265
794,000	SembCorp Industries Ltd	3,380,148
649,000	Singapore Exchange Ltd	3,970,786
1,505,000	Singapore Press Holdings Ltd	5,075,750

Shares	Description	Value ($)
	Singapore — (continued)
2,062,000	Singapore Technologies Engineering Ltd	7,061,169
4,393,500	Singapore Telecommunications Ltd	12,182,572
1,353,000	SMRT Corp Ltd	1,758,913
1,083,000	StarHub Ltd	3,658,662
174,000	United Overseas Bank Ltd	2,672,547
580,000	Wilmar International Ltd	1,657,594
1,881,000	Yangzijiang Shipbuilding Holdings Ltd	1,460,223
919,000	Yanlord Land Group Ltd *	1,134,736

	Total Singapore	60,049,482

	Spain — 2.2%
364,702	Banco Bilbao Vizcaya Argentaria SA	3,532,987
105,510	Enagas	2,521,669
61,163	Grifols SA *	2,175,749
1,115,066	Iberdrola SA	5,502,265
212,226	Inditex SA	28,371,340
67,706	Red Electrica de Espana	3,742,420
386,653	Repsol YPF SA	8,224,592

	Total Spain	54,071,022

	Sweden — 2.5%
81,198	Assa Abloy AB-Class B	3,209,596
38,384	Boliden AB	648,274
54,871	Electrolux AB-Class B	1,396,415
190,407	Elekta AB-Class B	2,851,563
581,445	Hennes & Mauritz AB-Class B	20,821,992
72,328	Investor AB-Class B	2,113,573
144,437	Kinnevik Investment AB	3,288,370
45,537	Millicom International Cellular SA SDR	3,567,570
182,581	Scania AB-Class B	3,787,493
453,773	Skandinaviska Enskilda Banken AB-Class A	4,712,773
116,087	Svenska Handelsbanken AB-Class A	5,031,858
276,989	Swedbank AB-Class A	6,644,846
169,277	Volvo AB-Class B	2,530,850

	Total Sweden	60,605,173

	Switzerland — 8.8%
104,355	ABB Ltd *	2,374,135
89,326	Actelion Ltd (Registered) *	4,597,512
21,234	Adecco SA	1,204,756
62,301	Compagnie Financiere Richemont SA-Class A	4,997,098
111,631	Credit Suisse Group AG (Registered) *	2,975,833
27,824	Geberit AG (Registered) *	6,714,791
12,266	Kuehne & Nagel International AG (Registered)	1,405,936
935,930	Nestle SA (Registered)	65,337,805
190,781	Novartis AG (Registered)	12,919,335
1,338	Pargesa Holding SA	95,366
16,625	Partners Group Holding AG	3,838,276

40	See accompanying notes to the financial statements.

International Growth Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Shares	Description	Value ($)
	Switzerland — (continued)
331,234	Roche Holding AG (Non Voting)	75,789,068
16,195	Schindler Holding AG	2,504,549
3,792	SGS SA (Registered)	9,616,933
15,014	Sonova Holding AG (Registered) *	1,796,072
6,220	Straumann Holding AG	857,259
20,622	Swatch Group AG (The)	2,093,311
6,803	Swatch Group AG	3,863,604
71,703	Swiss Re AG	5,735,275
5,602	Swisscom AG (Registered)	2,547,725
12,974	Syngenta AG (Registered)	5,505,983

	Total Switzerland	216,770,622

	United Kingdom — 20.9%
744,840	Aberdeen Asset Management Plc	4,845,548
242,436	Admiral Group Plc	4,589,469
502,871	Aegis Group Plc	1,817,149
133,851	Aggreko Plc	3,431,150
136,072	AMEC Plc	2,148,755
257,754	Anglo American Plc	7,468,874
221,373	ARM Holdings Plc	3,204,922
465,837	Ashmore Group Plc	2,524,973
276,613	Ashtead Group Plc	2,153,942
50,082	ASOS Plc *	2,077,287
97,154	Associated British Foods Plc	2,726,109
270,774	AstraZeneca Plc	12,278,290
208,342	Babcock International Group Plc	3,386,973
415,884	Balfour Beatty Plc	1,796,173
2,373,857	Barclays Plc	11,014,500
514,019	Barratt Developments Plc *	1,865,771
311,845	BG Group Plc	5,498,924
223,519	BHP Billiton Plc	7,053,335
1,156,845	British American Tobacco Plc	60,183,022
356,766	British Sky Broadcasting Group Plc	4,591,013
911,015	BT Group Plc	3,697,563
373,366	Bunzl Plc	7,125,987
162,031	Burberry Group Plc	3,373,993
290,386	Capita Group Plc	3,620,203
227,027	Chemring Group Plc	951,263
1,313,241	Cobham Plc	4,597,865
233,843	Compass Group Plc	2,833,145
116,495	Croda International Plc	4,567,407
1,037,544	Debenhams Plc	1,483,353
2,110,615	Diageo Plc	63,289,254
163,565	easyJet Plc	2,466,635
183,178	Eurasian Natural Resources Corp Plc	933,584
420,237	Experian Plc	6,952,409
1,914,769	GlaxoSmithKline Plc	42,195,300
240,840	Glencore International Plc	1,410,975
949,907	HSBC Holdings Plc	10,520,859
168,638	ICAP Plc	848,860

Shares	Description	Value ($)
	United Kingdom — (continued)
127,443	IMI Plc	2,356,268
173,746	InterContinental Hotels Group Plc	5,037,912
119,048	Intertek Group Plc	6,015,984
1,897,358	ITV Plc	3,563,503
304,759	John Wood Group Plc	3,535,227
71,322	Johnson Matthey Plc	2,478,250
127,817	Kazakhmys Plc	1,192,451
208,837	Lancashire Holdings Ltd	2,876,012
299,792	LG Group Holdings Plc	2,238,749
22,664,491	Lloyds Banking Group Plc *	18,630,312
988,091	Man Group Plc	1,496,939
220,988	Micro Focus International Plc	2,300,000
194,964	Next Plc	12,399,147
106,714	Persimmon Plc	1,475,971
67,079	Petrofac Ltd	1,474,799
199,426	Playtech Ltd	1,728,404
1,081,467	Prudential Plc	16,051,949
26,768	Randgold Resources Ltd	2,215,768
235,516	Reckitt Benckiser Group Plc	15,793,452
273,470	Reed Elsevier Plc	2,932,404
407,117	Resolution Ltd	1,606,625
372,769	Rexam Plc	2,904,628
162,543	Rightmove Plc	4,242,286
871,064	Rio Tinto Plc	46,577,855
208,983	Rolls-Royce Holdings Plc *	3,250,988
63,525	SABMiller Plc	3,151,603
351,849	Sage Group Plc (The)	1,812,797
197,937	Smiths Group Plc	3,774,595
285,621	Smith & Nephew Plc	3,059,552
103,255	Spectris Plc	3,708,854
958,586	Standard Life Assurance Plc	5,108,513
126,793	Tate & Lyle Plc	1,560,048
698,984	Taylor Wimpey Plc	857,006
204,473	Telecity Group Plc	2,893,752
936,277	Tesco Plc	5,241,498
303,374	Tullett Prebon Plc	1,283,051
90,536	United Business Media Ltd	1,060,658
99,532	Whitbread Plc	3,798,913
781,926	William Hill Plc	4,793,264
222,356	WPP Plc	3,543,003
148,207	Xstrata Plc	2,601,250

	Total United Kingdom	518,149,074

	TOTAL COMMON STOCKS (COST $2,013,383,794)	2,343,494,556

	PREFERRED STOCKS — 1.2%

	Germany — 1.2%
35,730	Bayerische Motoren Werke AG 4.78%	2,317,566
23,573	Fuchs Petrolub AG 2.19%	1,816,215

See accompanying notes to the financial statements.	41

International Growth Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Shares		Description	Value ($)
		Germany — (continued)
	115,105	Henkel AG & Co KGaA 1.18%	10,124,410
	33,409	Porsche Automobil Holding SE 1.28%	2,638,780
	55,189	Volkswagen AG 2.19%	12,004,288

		Total Germany	28,901,259

		TOTAL PREFERRED STOCKS (COST $25,931,979)	28,901,259

		RIGHTS/WARRANTS — 0.0%

		Canada — 0.0%
	19,162	Kinross Gold Corp Warrants, Strike 21.30 Expires 9/17/142 *	3,716

		TOTAL RIGHTS/WARRANTS (COST $67,723)	3,716

		MUTUAL FUNDS — 2.1%

		United States — 2.1%
		Affiliated Issuers — 2.1%
	2,110,680	GMO U.S. Treasury Fund	52,767,000

		TOTAL MUTUAL FUNDS (COST $52,767,000)	52,767,000

		SHORT-TERM INVESTMENTS — 1.4%

		Time Deposits — 1.4%
CHF	9,221	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.00%, due 03/01/13	9,838
EUR	2,823	Brown Brothers Harriman (Grand Cayman) Time Deposit, (0.04)%, due 03/01/13	3,686
GBP	59,726	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.07%, due 03/01/13	90,607
NOK	54,915	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.55%, due 03/01/13	9,566
NZD	225,382	Brown Brothers Harriman (Grand Cayman) Time Deposit, 1.45%, due 03/01/13	186,323
SEK	63,565	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.05%, due 03/01/13	9,829
SGD	99,017	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 03/01/13	79,955
JPY	3,757,320	Citibank (New York) Time Deposit, 0.01%, due 03/01/13	40,536
USD	9,036,292	DBS Bank Ltd (Singapore) Time Deposit, 0.08%, due 03/01/13	9,036,292

Shares		Description	Value ($)
		Time Deposits — (continued)
AUD	277,347	JPMorgan Chase (New York) Time Deposit, 1.58%, due 03/01/13	283,296
CAD	34,761	JPMorgan Chase (New York) Time Deposit, 0.21%, due 03/01/13	33,708
HKD	610,866	JPMorgan Chase (New York) Time Deposit, 0.01%, due 03/01/13	78,765
USD	25,000,000	Societe Generale (Paris) Time Deposit, 0.08%, due 03/01/13	25,000,000

		Total Time Deposits	34,862,401

		TOTAL SHORT-TERM INVESTMENTS (COST $34,862,401)	34,862,401

		TOTAL INVESTMENTS — 99.4% (Cost $2,127,012,897)	2,460,028,932
		Other Assets and Liabilities (net) — 0.6%	15,931,474

		TOTAL NET ASSETS — 100.0%	$2,475,960,406

A summary of outstanding financial instruments at February 28, 2013 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
04/19/13	BOA	AUD	8,052,212	USD	8,289,825	$94,831
04/19/13	BBH	CAD	6,058,392	USD	5,970,918	102,203
04/19/13	BCLY	CAD	6,132,028	USD	6,047,902	107,856
04/19/13	BOA	CAD	5,889,212	USD	5,812,447	107,615
04/19/13	BNYM	CAD	14,478,427	USD	14,296,857	271,722
04/19/13	DB	CAD	6,965,352	USD	6,865,798	118,518
04/19/13	MSCI	CAD	5,959,240	USD	5,883,467	110,799
04/19/13	RBS	CAD	4,435,972	USD	4,371,984	74,893
04/19/13	SSB	CAD	10,917,830	USD	10,773,519	197,506
04/19/13	BBH	DKK	96,748,540	USD	17,321,096	371,656
04/19/13	BOA	DKK	127,579,747	USD	22,832,672	481,893
04/19/13	MSCI	DKK	15,505,443	USD	2,777,103	60,694
04/19/13	BCLY	JPY	809,847,229	USD	8,666,566	(73,384)
04/19/13	BOA	JPY	611,292,816	USD	6,541,011	(56,120)
04/19/13	BNYM	JPY	944,821,766	USD	10,104,019	(92,589)
04/19/13	MSCI	JPY	954,549,453	USD	10,209,478	(92,112)
04/19/13	BBH	NOK	32,689,705	USD	5,872,029	187,944
04/19/13	BOA	NOK	17,811,027	USD	3,196,686	99,705
04/19/13	JPM	NOK	51,743,821	USD	9,298,480	301,265
04/19/13	BBH	USD	5,099,654	GBP	3,299,252	(95,806)
04/19/13	BBH	USD	8,200,079	SGD	10,157,151	1,741
04/19/13	BCLY	USD	7,365,922	CHF	6,800,993	(106,078)
04/19/13	BCLY	USD	277,557	EUR	207,875	(6,070)
04/19/13	BCLY	USD	4,352,772	GBP	2,814,277	(84,467)
04/19/13	BCLY	USD	5,799,170	HKD	44,960,208	(867)
04/19/13	BOA	USD	6,160,791	CHF	5,691,234	(85,579)
04/19/13	BOA	USD	35,167,469	HKD	272,639,673	(6,436)

42	See accompanying notes to the financial statements.

International Growth Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2013

Forward Currency Contracts — (continued)

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
04/19/13	BOA	USD	11,711,740	SGD	14,503,714	$(104)
04/19/13	BNYM	USD	6,163,780	CHF	5,691,234	(88,568)
04/19/13	BNYM	USD	14,814,715	HKD	114,848,858	(3,208)
04/19/13	BNYM	USD	12,295,977	SGD	15,226,170	(963)
04/19/13	DB	USD	5,290,889	CHF	4,878,200	(83,566)
04/19/13	DB	USD	661,615	GBP	427,676	(12,975)
04/19/13	DB	USD	5,379,573	HKD	41,705,674	(991)
04/19/13	JPM	USD	11,549,362	HKD	89,538,393	(2,024)
04/19/13	MSCI	USD	14,782,406	HKD	114,596,892	(3,393)
04/19/13	MSCI	USD	13,471,624	SGD	16,683,434	120
04/19/13	RBS	USD	16,538,726	SGD	20,483,675	1,683
04/19/13	SSB	USD	11,031,268	HKD	85,521,557	(1,962)
04/19/13	SSB	USD	2,795,350	SGD	3,463,209	1,165

						$1,796,547

Futures Contracts

Number of Contracts	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Buys
408	DAX	March 2013	$102,954,051	$1,164,841
93	CAC 40	March 2013	4,506,694	79,254

			$107,460,745	$1,244,095

Sales
419	S&P Toronto 60	March 2013	$59,945,949	$(2,650,455)
27	SPI 200	March 2013	3,493,807	(353,231)

			$63,439,756	$(3,003,686)

As of February 28, 2013, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

*	Non-income producing security.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 93.

See accompanying notes to the financial statements.	43

International Intrinsic Value Extended Markets Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Global Equity Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Since inception on March 1, 2012, GMO International Intrinsic Value Extended Markets Fund returned +2.6% for the fiscal year ended February 28, 2013, as compared with +6.5% for the MSCI ACWI ex-USA Index.

Country selection had a negative impact on relative performance. An overweight to Italy, which underperformed, underweights to Australia and Switzerland, which outperformed, and exposure within the emerging markets were among the detractors.

Sector selection (as a result of stock selection) also had a negative impact on performance relative to the benchmark. An overweight to Energy, which underperformed, and an underweight to Financials, which outperformed, hurt despite the benefit of overweighting the Health Care sector, which outperformed.

Stock selection had a negative impact on performance relative to the benchmark. Overweight positions in French pharmaceutical Sanofi and Korean technology company Samsung Electronics outperformed. Overweight positions in energy companies Petrobras in Brazil and Gazprom in Russia underperformed.

Currency selection helped, mainly from overweight exposures to the Singapore dollar, U.S. dollar, and emerging markets currencies.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

44

International Intrinsic Value Extended Markets Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $125,000,000 Investment in

GMO International Intrinsic Value Extended Markets Fund Class IV Shares and the MSCI ACWI ex USA

As of February 28, 2013

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2013. All information is unaudited. Performance for classes may vary due to different fees.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

45

International Intrinsic Value Extended Markets Fund

(A Series of GMO Trust)

Investments Concentration Summary

February 28, 2013 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	89.8%
Mutual Funds	4.7
Preferred Stocks	3.9
Short-Term Investments	0.8
Futures Contracts	0.1
Forward Currency Contracts	0.0 ^
Other	0.7

100.0%

Country Summary*	% of Investments
Japan	19.4%
United Kingdom	17.6
France	9.3
China	7.9
Italy	6.1
Germany	5.6
Spain	5.5
Brazil	4.2
South Korea	4.0
Russia	3.0
Australia	2.5
Canada	2.0
Singapore	1.8
Taiwan	1.8
Switzerland	1.3
South Africa	0.8
Belgium	0.7
Netherlands	0.7
Hong Kong	0.6
Sweden	0.6
Thailand	0.6
Austria	0.5
Ireland	0.5
Mexico	0.5
New Zealand	0.5
Finland	0.4
Greece	0.3
Portugal	0.3
Turkey	0.3
Colombia	0.2
Denmark	0.2
India	0.2
Peru	0.1

100.0%

^	Rounds to 0.0%.

*	The table above shows country exposure in the Fund. The table excludes short-term investments. The table excludes exposure through forward currency contracts and includes exposure through other derivative financial instruments, if any. The table takes into account the market value of securities and options and the notional amounts of swap agreements and other derivative financial instruments, if any.

Industry Group Summary	% of Equity Investments**
Energy	20.1%
Banks	12.7
Telecommunication Services	10.1
Pharmaceuticals, Biotechnology & Life Sciences	10.0
Materials	9.2
Utilities	5.9
Capital Goods	5.6
Semiconductors & Semiconductor Equipment	3.0
Real Estate	2.9
Food, Beverage & Tobacco	2.6
Insurance	2.6
Retailing	2.4
Automobiles & Components	2.2
Technology Hardware & Equipment	1.8
Transportation	1.8
Software & Services	1.7
Diversified Financials	1.3
Consumer Services	1.0
Food & Staples Retailing	0.8
Household & Personal Products	0.8
Consumer Durables & Apparel	0.7
Health Care Equipment & Services	0.4
Media	0.3
Commercial & Professional Services	0.1

100.0%

**	Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks. This table excludes exposure to derivative contracts and ETFs, if any. For a summary of derivative contract exposure, if any, see the summary of outstanding financial instruments section of the Schedule of Investments.

46

International Intrinsic Value Extended Markets Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2013

Shares	Description	Value ($)

	COMMON STOCKS — 89.8%

	Australia — 2.7%
359,372	Arrium Ltd	437,528
97,008	BlueScope Steel Ltd *	448,994
27,760	CSL Ltd	1,701,165
294,962	Dexus Property Group (REIT)	328,499
83,448	Investa Office Fund (REIT)	259,361
328,212	Mirvac Group (REIT)	549,157
70,245	QBE Insurance Group Ltd	956,620
211,264	Stockland (REIT)	811,434
118,407	TABCORP Holdings Ltd	383,999
72,974	Tatts Group Ltd	237,232
108,534	Telstra Corp Ltd	508,005
25,144	Westfield Group (REIT)	287,334
46,215	Westpac Banking Corp	1,449,819

	Total Australia	8,359,147

	Austria — 0.4%
19,514	OMV AG	847,588
15,090	Voestalpine AG	507,729

	Total Austria	1,355,317

	Belgium — 0.7%
13,724	Ageas	466,264
13,599	Anheuser-Busch InBev NV	1,274,429
12,920	Belgacom SA	360,480

	Total Belgium	2,101,173

	Brazil — 1.0%
103,291	Banco do Brasil SA	1,374,500
74,900	Petroleo Brasileiro SA (Petrobras)	548,298
63,100	Vale SA	1,205,001

	Total Brazil	3,127,799

	Canada — 2.4%
4,300	Agrium Inc	445,282
7,900	Alimentation Couche Tard Inc	409,230
14,100	Canadian Oil Sands Ltd	288,631
4,800	Canadian Tire Corp Ltd	320,326
3,800	Canadian Pacific Railway Ltd	462,264
10,800	Capital Power Corp	239,511
11,700	Davis & Henderson Income Corp	245,516
4,200	Empire Co Ltd	269,818
22,200	First Quantum Minerals Ltd	413,539
12,200	Genworth MI Canada Inc	298,952
7,100	Home Capital Group Inc	394,777
17,700	Husky Energy Inc	544,259
37,800	Just Energy Group Inc	284,073
13,500	Parkland Fuel Corp	229,484
26,200	Petrominerales Ltd	218,492

Shares	Description	Value ($)
	Canada — (continued)
14,800	Pretium Resources Inc *	114,094
95,100	Research In Motion Ltd *	1,289,210
26,300	RONA Inc	285,634
61,300	Sherritt International Corp	315,639
20,000	Transcontinental Inc	243,006
12,700	TransForce Inc	272,165

	Total Canada	7,583,902

	China — 7.5%
6,311,000	Bank of China Ltd-Class H	2,982,983
696,000	Bank of Communications Co Ltd-Class H	550,139
4,538,000	China Construction Bank-Class H	3,738,431
400,500	China Mobile Ltd	4,397,841
184,000	China Overseas Land & Investment Ltd	558,755
1,642,000	China Petroleum & Chemical Corp-Class H	1,864,457
951,000	CNOOC Ltd	1,861,089
52,500	Hengan International Group Co Ltd	530,487
3,769,000	Industrial and Commercial Bank of China Ltd-Class H	2,702,068
2,038,000	PetroChina Co Ltd-Class H	2,793,123
42,700	Tencent Holdings Ltd	1,471,434

	Total China	23,450,807

	Colombia — 0.2%
167,181	Ecopetrol SA	480,559

	Denmark — 0.2%
3,873	Novo-Nordisk A/S-Class B	677,133

	Finland — 0.4%
308,398	Nokia Oyj	1,120,678

	France — 8.9%
100,346	Air France–KLM *	1,063,113
21,161	BNP Paribas	1,183,623
6,365	Compagnie Generale des Etablissements Michelin-Class B	566,928
16,975	Credit Agricole SA *	158,377
2,696	Dassault Systemes SA	305,409
3,900	Essilor International SA	401,465
109,882	France Telecom SA	1,059,807
142	Fromageries Bel SA	35,412
5,778	Lafarge SA	387,898
28,777	PagesJaunes Groupe *	76,746
133,457	Peugeot SA *	1,004,942
25,813	Renault SA	1,630,506
75,004	Sanofi	7,083,217
30,281	Societe Generale *	1,154,269
191,889	Total SA	9,580,196
961	Unibail-Rodamco SE (REIT)	218,681
74,986	Vivendi SA	1,572,945

See accompanying notes to the financial statements.	47

International Intrinsic Value Extended Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Shares	Description	Value ($)
	France — (continued)
2,900	Zodiac Aerospace	325,664

	Total France	27,809,198

	Germany — 4.6%
3,597	Adidas AG	326,936
5,768	Allianz SE (Registered)	786,387
9,698	Aurubis AG	678,925
21,852	Bayer AG (Registered)	2,158,099
4,013	Continental AG	469,835
41,502	Deutsche Post AG (Registered)	929,063
215,945	E.ON AG	3,597,673
5,398	GEA Group AG	191,680
1,814	Hugo Boss AG	209,903
2,207	Merck KGaA	310,744
6,676	Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	1,197,529
55,579	RWE AG	2,037,386
6,801	Salzgitter AG	323,221
9,392	SAP AG	733,424
7,327	Suedzucker AG	320,536

	Total Germany	14,271,341

	Greece — 0.3%
73,594	OPAP SA	625,364
30,005	Public Power Corp SA *	295,070

	Total Greece	920,434

	Hong Kong — 0.6%
289,200	Esprit Holdings Ltd	376,952
284,700	Hong Kong & China Gas	796,344
36,500	Link (REIT)	195,127
30,500	Power Assets Holdings Ltd	272,230
70,000	Yue Yuen Industrial Holdings	236,496

	Total Hong Kong	1,877,149

	India — 0.2%
18,900	Tata Motors Ltd Sponsored ADR	512,946

	Ireland — 0.4%
35,927	C&C Group Plc	229,452
12,158	DCC Plc	426,787
4,842	Paddy Power Plc	399,640
20,373	Smurfit Kappa Group Plc	315,966

	Total Ireland	1,371,845

	Italy — 4.0%
1,110,505	Enel SPA	4,008,039
175,876	ENI SPA	4,002,898
174,554	Finmeccanica SPA *	854,186
428,615	Intesa Sanpaolo SPA	690,110
8,625	Italcementi SPA-Di RISP	25,465

Shares	Description	Value ($)
	Italy — (continued)
23,288	Parmalat SPA	55,711
16,569	Recordati SPA	164,214
1,804,173	Telecom Italia SPA	1,326,781
1,019,850	Telecom Italia SPA-Di RISP	659,509
119,436	UniCredit SPA *	602,438

	Total Italy	12,389,351

	Japan — 17.0%
80	Advance Residence Investment Corp (REIT)	169,936
76,700	Aeon Co Ltd	862,460
9,600	Aeon Credit Service Co Ltd	223,525
62,100	Aiful Corp *	402,132
26,000	Ajinomoto Co Inc	344,725
7,000	Alfresa Holdings Corp	344,413
18,000	Anritsu Corp	266,197
26,900	Astellas Pharma Inc	1,453,078
31,000	Calsonic Kansei Corp	139,513
157,000	Cosmo Oil Co Ltd	368,407
161,000	Daikyo Inc	386,821
20,200	Daito Trust Construction Co Ltd	1,807,566
14,500	Dena Co Ltd	406,597
14,600	Eisai Co Ltd	650,176
8,400	Electric Power Development Co Ltd	215,677
41,000	Fuji Heavy Industries Ltd	613,892
10,000	Fuji Oil Co Ltd	145,638
35,000	Gunze Ltd	88,595
32,000	Hanwa Co Ltd	134,861
473,000	Haseko Corp *	418,528
5,200	Hikari Tsushin Inc	250,074
12,600	IT Holdings Corp	173,511
150,200	Itochu Corp	1,733,113
200	Japan Retail Fund Investment Corp (REIT)	391,114
50,800	JFE Holdings Inc	1,087,668
307,700	JX Holdings Inc	1,875,210
26,300	K’s Holdings Corp	677,077
37,500	Kao Corp	1,199,997
426,000	Kawasaki Kisen Kaisha Ltd *	956,075
25,800	KDDI Corp	1,937,729
23,000	Kinugawa Rubber Industrial Co Ltd	111,375
224,000	Kobe Steel Ltd *	301,986
11,800	Kyowa Exeo Corp	127,137
5,400	Lawson Inc	401,637
77,300	Leopalace21 Corp *	281,896
137,000	Marubeni Corp	999,259
18,000	Medipal Holdings Corp	232,649
20,000	Mitsubishi Estate Co Ltd	498,584
185,000	Mitsubishi Chemical Holdings Corp	867,475
76,700	Mitsubishi Corp	1,519,473
7,760	Mitsubishi UFJ Lease & Finance Co Ltd	358,571
135,000	Mitsui Chemicals Inc	319,828

48	See accompanying notes to the financial statements.

International Intrinsic Value Extended Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Shares	Description	Value ($)
	Japan — (continued)
122,000	Mitsui Engineer & Shipbuilding Co Ltd	236,529
16,000	Mitsui Fudosan Co Ltd	406,974
43,500	Mitsui & Co Ltd	643,954
175,000	Mitsui Mining & Smelting Co Ltd	431,755
174,000	Mitsui OSK Lines Ltd	608,630
341,600	Mizuho Financial Group Inc	751,322
16,900	Namco Bandai Holdings Inc	268,779
23,800	Net One Systems Co Ltd	215,822
40,000	Nichirei Corp	225,227
187,000	Nippon Light Metal Co Ltd *	215,744
16,800	Nippon Paper Group Inc	292,105
358,000	Nippon Steel Corp	969,186
36,800	Nippon Telegraph & Telephone Corp	1,681,491
169,000	Nippon Yusen Kabushiki Kaisha	424,157
17,800	Nipro Corp	144,760
30,000	Nisshinbo Holdings Inc	214,560
63,100	Nomura Holdings Inc	361,999
53,300	North Pacific Bank Ltd *	176,683
653	NTT Docomo Inc	1,009,530
2,500	Okinawa Electric Power Co	75,175
175	ORIX JREIT Inc (REIT)	205,896
66,000	Osaka Gas Co Ltd	256,156
77,000	Penta-Ocean Construction Co Ltd	199,967
6,690	Point Inc	247,111
228,600	Resona Holdings Inc	1,047,588
34,300	Round One Corp	242,132
6,000	Ryohin Keikaku Co Ltd	392,968
9,800	Sankyo Co Ltd	413,006
16,000	Seino Holdings Co Ltd	120,226
3,300	Shimamura Co Ltd	337,049
53,800	Showa Shell Sekiyu KK	388,562
20,400	SoftBank Corp	755,588
407,900	Sojitz Corp	624,794
8,300	Sumisho Computer Systems Corp	160,758
150,300	Sumitomo Corp	1,835,489
38,000	Sumitomo Metal Mining Co Ltd	598,257
8,900	Sumitomo Mitsui Financial Group Inc	355,191
10,000	Sumitomo Realty & Development Co Ltd	338,075
120,000	Taisei Corp	354,679
20,000	Takashimaya Co Ltd	156,669
68,500	Takeda Pharmaceutical Co Ltd	3,540,493
44,000	Toho Zinc Co Ltd	178,481
66,000	Tokyo Tatemono Co Ltd	367,777
19	Tokyu REIT Inc (REIT)	106,987
187,000	Tosoh Corp	508,163
12,900	Toyota Motor Corp	662,539
37,700	Toyota Tsusho Corp	960,873
23,000	Toyo Engineering Corp	107,922
57,600	UNY Co Ltd	410,795
4,060	USS Co Ltd	445,619

Shares	Description	Value ($)
	Japan — (continued)
23,720	Yamada Denki Co Ltd	860,729
5,900	Yamato Kogyo Co Ltd	168,689
29,000	Yokohama Rubber Co Ltd	271,769

	Total Japan	52,719,554

	Mexico — 0.5%
13,300	America Movil SAB de CV-Class L	13,900
38,159	America Movil SAB de CV-Class L ADR	797,141
204,500	Cemex SA de CV CPO *	219,487
25,100	Cemex SAB de CV Sponsored ADR *	269,574
47,400	Grupo Financiero Banorte SAB de CV- Class O	350,546

	Total Mexico	1,650,648

	Netherlands — 0.7%
142,492	Aegon NV	848,206
107,897	ING Groep NV *	863,804
53,757	Koninklijke BAM Groep NV	218,417
10,175	Koninklijke Philips Electronics NV	287,458

	Total Netherlands	2,217,885

	New Zealand — 0.5%
54,972	Fletcher Building Ltd	415,097
34,242	Sky City Entertainment Group Ltd	120,192
465,931	Telecom Corp of New Zealand	932,426

	Total New Zealand	1,467,715

	Peru — 0.1%
2,801	Credicorp Ltd	420,094

	Portugal — 0.3%
269,308	EDP-Energias de Portugal SA	805,468

	Russia — 2.9%
539,614	Gazprom OAO Sponsored ADR	4,791,345
52,073	Lukoil OAO Sponsored ADR	3,361,097
110,558	Rosneft OJSC GDR (Registered)	873,708

	Total Russia	9,026,150

	Singapore — 1.1%
289,000	Ezra Holdings Ltd *	262,562
2,223,000	Golden Agri-Resources Ltd	1,162,934
101,000	Ho Bee Investment Ltd	153,454
164,000	Jaya Holdings Ltd	96,034
87,000	Singapore Press Holdings Ltd	293,416
479,000	Singapore Telecommunications	1,328,201
183,000	Swiber Holdings Ltd	101,516

	Total Singapore	3,398,117

See accompanying notes to the financial statements.	49

International Intrinsic Value Extended Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Shares	Description	Value ($)
	South Africa — 0.7%
100,532	FirstRand Ltd	343,191
14,386	Kumba Iron Ore Ltd	903,780
51,978	MTN Group Ltd	1,010,918

	Total South Africa	2,257,889

	South Korea — 3.4%
4,705	Hyundai Steel Co	367,164
18,483	KT&G Corp	1,316,425
4,714	NHN Corp	1,141,457
8,694	POSCO	2,831,536
3,424	Samsung Electronics Co Ltd	4,849,684

	Total South Korea	10,506,266

	Spain — 5.3%
215,573	Banco Bilbao Vizcaya Argentaria SA	2,088,326
580,765	Banco Santander SA	4,397,472
18,567	Ferrovial SA	290,614
9,012	Fomento de Construcciones y Contratas SA	104,836
86,204	Gas Natural SDG SA	1,706,162
12,399	Grifols SA *	441,069
256,376	Iberdrola SA	1,265,081
3,842	Inditex SA	513,616
93,617	Repsol YPF SA	1,991,351
273,752	Telefonica SA	3,573,108

	Total Spain	16,371,635

	Sweden — 0.5%
28,527	Investor AB	833,618
8,262	Svenska Handelsbanken AB-A Shares	358,121
20,767	Swedbank AB-Class A	498,191

	Total Sweden	1,689,930

	Switzerland — 1.2%
38,128	Novartis AG (Registered)	2,581,957
3,451	Roche Holding AG (Non Voting)	789,617
6,340	Swiss Re AG	507,115

	Total Switzerland	3,878,689

	Taiwan — 1.8%
89,000	Asustek Computer Inc	1,090,133
208,000	Formosa Chemicals & Fibre Co	533,635
86,000	HTC Corp	813,627
69,000	MediaTek Inc	782,075
337,000	Quanta Computer Inc	729,155
344,000	Taiwan Semiconductor Manufacturing Co Ltd	1,216,137
952,000	United Microelectronics Corp	358,865

	Total Taiwan	5,523,627

Shares	Description	Value ($)
	Thailand — 0.5%
135,003	PTT Exploration & Production Pcl (Foreign Registered)	715,340
83,900	PTT Pcl (Foreign Registered)	987,206

	Total Thailand	1,702,546

	Turkey — 0.3%
112,026	Turkiye IS Bankasi-Class C	399,809
42,626	Turkiye Halk Bankasi AS	421,019

	Total Turkey	820,828

	United Kingdom — 18.5%
70,758	Ashtead Group Plc	550,981
134,769	AstraZeneca Plc	6,111,122
113,214	Aviva Plc	609,337
370,994	BAE Systems Plc	1,993,048
73,628	Balfour Beatty Plc	317,994
1,091,717	Barclays Plc	5,065,476
33,295	BHP Billiton Plc	1,050,652
918,972	BP Plc	6,162,191
304,705	BT Group Plc	1,236,715
11,908	Bunzl Plc	227,274
18,951	Cape Plc	66,754
31,024	Catlin Group Ltd	237,293
79,720	Cobham Plc	279,112
112,096	Darty Plc	79,707
160,264	Debenhams Plc	229,126
48,765	Diageo Plc	1,462,275
425,818	Dixons Retail Plc *	175,276
59,841	Drax Group Plc	556,721
101,814	FirstGroup Plc	298,181
72,507	GlaxoSmithKline Plc	1,597,819
22,210	Greencore Group Plc	32,827
272,798	Home Retail Group Plc	524,962
50,045	HSBC Holdings Plc	554,282
21,979	Imperial Tobacco Group Plc	795,614
56,760	Inchcape Plc	433,722
33,075	Intermediate Capital Group Plc	195,411
5,205	Jardine Lloyd Thompson Group Plc	62,891
21,162	Lancashire Holdings Ltd	291,434
319,198	Legal & General Group Plc	772,757
2,336,574	Lloyds Banking Group Plc *	1,920,674
25,394	Micro Focus International Plc	264,296
12,442	Next Plc	791,275
57,437	Prudential Plc	852,523
57,117	Rio Tinto Plc	3,054,181
27,466	Rolls-Royce Holdings Plc *	427,268
171,108	Royal Bank of Scotland Group Plc *	838,182
167,255	Royal Dutch Shell Plc A Shares (London)	5,493,418
122,915	Royal Dutch Shell Plc B Shares (London)	4,136,178

50	See accompanying notes to the financial statements.

International Intrinsic Value Extended Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Shares / Par Value		Description	Value ($)
		United Kingdom — (continued)
	5,499	SABMiller Plc	272,816
	37,841	Scottish & Southern Energy Plc	828,790
	60,700	TUI Travel Plc	291,180
	2,081,598	Vodafone Group Plc	5,221,057
	117,025	William Hill Plc	717,372
	23,658	WPP Plc	376,965

		Total United Kingdom	57,457,129

		TOTAL COMMON STOCKS (COST $274,056,056)	279,322,949

		PREFERRED STOCKS — 3.9%

		Brazil — 3.1%
	66,900	Gerdau SA 0.50%	555,979
	36	Gerdau SA Sponsored ADR 0.50%	300
	453,029	Petroleo Brasileiro SA (Petrobras) 0.75%	3,801,562
	280,184	Vale SA 1.86%	5,173,651

		Total Brazil	9,531,492

		Germany — 0.3%
	6,073	Henkel AG & Co KGaA 1.18%	534,170
	6,230	Porsche Automobil Holding SE 1.28%	492,071

		Total Germany	1,026,241

		South Korea — 0.5%
	1,873	Samsung Electronics Co Ltd (Non-Voting) 0.91%	1,514,458

		TOTAL PREFERRED STOCKS (COST $13,772,852)	12,072,191

		MUTUAL FUNDS — 4.7%

		United States — 4.7%
		Affiliated Issuers
	586,320	GMO U.S. Treasury Fund	14,658,000

		TOTAL MUTUAL FUNDS (COST $14,658,000)	14,658,000

		SHORT-TERM INVESTMENTS — 0.8%

		Time Deposits — 0.8%
CAD	18,558	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.21%, due 03/01/13	17,996
CHF	25,640	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.00%, due 03/01/13	27,356
DKK	72,022	Brown Brothers Harriman (Grand Cayman) Time Deposit, (0.05)%, due 03/01/13	12,610
EUR	16	Brown Brothers Harriman (Grand Cayman) Time Deposit, (0.04)%, due 03/01/13	21

Par Value		Description	Value ($)
		Time Deposits — (continued)
GBP	6,461	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.07%, due 03/01/13	9,802
HKD	77,545	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 03/01/13	9,998
JPY	935,211	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 03/01/13	10,090
NOK	58,363	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.55%, due 03/01/13	10,166
NZD	12,051	Brown Brothers Harriman (Grand Cayman) Time Deposit, 1.45%, due 03/01/13	9,963
SEK	64,463	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.05%, due 03/01/13	9,967
SGD	5,386	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 03/01/13	4,349
ZAR	90,043	Brown Brothers Harriman (Grand Cayman) Time Deposit, 4.20%, due 03/01/13	9,989
AUD	52,457	JPMorgan Chase (New York) Time Deposit, 1.58%, due 03/01/13	53,582
USD	2,248,007	Societe Generale (Paris) Time Deposit, 0.08%, due 03/01/13	2,248,007

		Total Time Deposits	2,433,896

		TOTAL SHORT-TERM INVESTMENTS (COST $2,433,896)	2,433,896

		TOTAL INVESTMENTS — 99.2% (Cost $304,920,804)	308,487,036
		Other Assets and Liabilities (net) — 0.8%	2,492,023

		TOTAL NET ASSETS — 100.0%	$310,979,059

See accompanying notes to the financial statements.	51

International Intrinsic Value Extended Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2013

A summary of outstanding financial instruments at February 28, 2013 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
04/19/13	BOA	AUD	4,423,489	USD	4,554,022	$52,096
04/19/13	BBH	EUR	1,074,596	USD	1,434,833	31,400
04/19/13	BCLY	EUR	6,703,130	USD	8,950,086	195,732
04/19/13	BOA	EUR	1,686,465	USD	2,250,184	47,644
04/19/13	BCLY	GBP	195,617	USD	302,556	5,871
04/19/13	BNYM	GBP	3,716,134	USD	5,744,679	108,562
04/19/13	BOA	GBP	925,821	USD	1,431,240	27,083
04/19/13	DB	GBP	875,617	USD	1,354,580	26,565
04/19/13	MSCI	GBP	1,253,607	USD	1,937,876	36,579
04/19/13	BCLY	JPY	75,138,458	USD	804,093	(6,809)
04/19/13	BNYM	JPY	87,661,534	USD	937,461	(8,591)
04/19/13	JPM	JPY	76,563,512	USD	819,162	(7,118)
04/19/13	MSCI	JPY	87,661,534	USD	937,593	(8,459)
04/19/13	SSB	JPY	616,196,663	USD	6,593,583	(56,471)
04/19/13	DB	NZD	1,367,535	USD	1,151,464	24,490
04/19/13	BBH	USD	1,524,653	CHF	1,407,499	(22,193)
04/19/13	BBH	USD	2,276,302	HKD	17,647,238	(422)
04/19/13	BCLY	USD	5,385,255	CAD	5,460,164	(96,039)
04/19/13	BCLY	USD	1,349,934	CHF	1,246,401	(19,441)
04/19/13	BNYM	USD	850,488	CHF	785,285	(12,221)
04/19/13	BNYM	USD	9,016,891	HKD	69,902,092	(1,952)
04/19/13	BOA	USD	4,630,852	CAD	4,692,012	(85,738)
04/19/13	BOA	USD	1,360,393	CHF	1,256,708	(18,897)
04/19/13	BOA	USD	3,846,057	SGD	4,762,922	(34)
04/19/13	DB	USD	935,308	CAD	948,870	(16,145)
04/19/13	DB	USD	730,044	CHF	673,101	(11,531)
04/19/13	DB	USD	7,326,106	SGD	9,073,382	580
04/19/13	JPM	USD	966,766	HKD	7,495,014	(169)
04/19/13	SSB	USD	850,601	CHF	785,704	(11,887)
04/19/13	SSB	USD	1,021,003	SEK	6,476,020	(20,726)

						$151,759

Futures Contracts

Number of Contracts	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Buys
6	DAX	March 2013	$1,514,030	$20,034
50	TOPIX	March 2013	5,236,049	673,137
57	FTSE/MIB	March 2013	5,902,570	(40,427)
32	MSCI Singapore	March 2013	1,902,861	(20,687)

			$14,555,510	$632,057

Sales
52	FTSE 100	March 2013	$5,001,700	$(337,236)
11	S&P Toronto 60	March 2013	1,573,760	(37,667)
7	SPI 200	March 2013	905,802	(79,096)

			$7,481,262	$(453,999)

As of February 28, 2013, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

*	Non-income producing security.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 93.

52	See accompanying notes to the financial statements.

This page has been left blank intentionally.

International Intrinsic Value Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Global Equity Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Class III shares of GMO International Intrinsic Value Fund returned +7.3% for the fiscal year ended February 28, 2013, as compared with +9.8% for the MSCI EAFE Index and +9.7% for the MSCI EAFE Value Index.

Country selection had a negative impact on relative performance. Overweights to Italy and Spain, which underperformed, and underweights to Australia and Switzerland, which outperformed, were among the detractors.

Stock selection had a positive impact on performance relative to the benchmark. Overweight positions in French pharmaceutical Sanofi and British financial Barclays contributed. Detractors included overweight positions in German utility E.ON and French oil company Total.

Sector selection (as a result of stock selection) also had a negative impact on performance relative to the benchmark. Overweights to Energy and Telecommunication Services, which underperformed, and an underweight to Financials, which outperformed, detracted. The Fund benefited from overweighting the Health Care sector, which outperformed the Index.

Currency selection helped, mainly from an overweight exposure to the Singapore dollar and underweight to the Australian dollar.

Because some of the securities and instruments held directly or indirectly by the Fund had positive fair value adjustments during the fiscal year (and the performance of indices are not fair valued), the Fund’s absolute and relative performance is better than it otherwise would have been.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

54

International Intrinsic Value Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $35,000,000 Investment in

GMO International Intrinsic Value Fund Class III Shares and the MSCI EAFE Value Index

As of February 28, 2013

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2013. All information is unaudited. Performance for classes may very due to different fees.

MSIC	data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liabilily hereunder.

55

International Intrinsic Value Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2013 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	94.0%
Short-Term Investments	3.5
Mutual Funds	1.0
Preferred Stocks	0.6
Forward Currency Contracts	0.1
Futures Contracts	0.1
Other	0.7

100.0%

Country Summary*	% of Investments
Japan	24.1%
United Kingdom	24.1
France	13.5
Spain	8.1
Italy	7.9
Germany	6.9
Australia	3.8
Singapore	2.0
Switzerland	1.9
Belgium	1.0
Hong Kong	1.0
Netherlands	1.0
Sweden	0.7
Norway	0.6
Austria	0.5
Finland	0.5
Ireland	0.5
Denmark	0.4
New Zealand	0.4
Greece	0.3
Israel	0.3
Portugal	0.3
Canada	0.2
Malta	0.0 ^

100.0%

*	The table above shows country exposure in the Fund. The table excludes short-term investments. The table excludes exposure through forward currency contracts and includes exposure through other derivative financial instruments, if any. The table takes into account the market value of securities and options and the notional amounts of swap agreements and other derivative financial instruments, if any.

Industry Group Summary	% of Equity Investments**
Energy	15.7%
Banks	14.0
Pharmaceuticals, Biotechnology & Life Sciences	13.1
Telecommunication Services	10.4
Utilities	7.4
Capital Goods	7.0
Materials	6.0
Insurance	4.4
Food, Beverage & Tobacco	3.0
Automobiles & Components	2.7
Real Estate	2.6
Retailing	2.5
Transportation	2.0
Consumer Services	1.5
Diversified Financials	1.5
Food & Staples Retailing	1.3
Technology Hardware & Equipment	1.2
Software & Services	1.2
Household & Personal Products	0.8
Media	0.6
Consumer Durables & Apparel	0.6
Health Care Equipment & Services	0.5
Commercial & Professional Services	0.0 ^

100.0%

^	Rounds to 0.0%.

**	Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks. This table excludes exposure to derivative contracts and ETF’s, if any. For a summary of derivative contract exposure, if any, see the summary of outstanding financial instruments section of the Schedule of Investments.

56

International Intrinsic Value Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2013

Shares	Description	Value ($)
	COMMON STOCKS — 94.0%

	Australia — 3.7%
10,093,476	Arrium Ltd	12,288,600
1,410,868	Bank of Queensland Ltd	13,065,656
703,062	Bendigo and Adelaide Bank Ltd	7,113,841
3,624,391	BlueScope Steel Ltd *	16,775,213
854,078	CSL Ltd	52,338,908
9,383,286	Dexus Property Group (REIT)	10,450,148
9,345,909	Goodman Fielder Ltd *	7,046,067
2,375,907	Investa Office Fund (REIT)	7,384,461
379,200	Macquarie Group Ltd	14,567,705
10,131,514	Mirvac Group (REIT)	16,951,815
4,055,127	Pacific Brands Ltd	3,273,729
3,461,853	QBE Insurance Group Ltd	47,144,671
6,611,770	Stockland (REIT)	25,394,830
3,738,479	TABCORP Holdings Ltd	12,124,038
3,352,380	Tatts Group Ltd	10,898,277
4,105,596	Telstra Corp Ltd	19,216,704
681,876	Westfield Group (REIT)	7,792,159
1,679,938	Westpac Banking Corp	52,701,634

	Total Australia	336,528,456

	Austria — 0.5%
1,167,625	Immofinanz AG (Entitlement Shares) *	—
628,863	OMV AG	27,314,576
100,153	Raiffeisen Bank International AG	3,775,335
365,310	Voestalpine AG	12,291,473

	Total Austria	43,381,384

	Belgium — 1.0%
588,127	Ageas	19,981,240
585,667	Anheuser-Busch InBev NV	54,885,717
412,901	Belgacom SA	11,520,328
120,168	Mobistar SA	2,839,981

	Total Belgium	89,227,266

	Canada — 0.9%
384,700	Canadian Oil Sands Ltd	7,874,926
120,900	Canadian Tire Corp Ltd	8,068,206
593,600	First Quantum Minerals Ltd	11,057,509
93,300	Home Capital Group Inc	5,187,706
479,700	Husky Energy Inc	14,750,339
21	Precision Drilling Corp	175
2,324,600	Research In Motion Ltd *	31,513,123
276,300	RONA Inc	3,000,785

	Total Canada	81,452,769

	Denmark — 0.4%
177,668	Novo Nordisk A/S-Class B	31,062,449

Shares	Description	Value ($)
	Finland — 0.5%
12,951,270	Nokia Oyj	47,063,237
31,798	Stockmann Oyj ABP-A Shares	606,766

	Total Finland	47,670,003

	France — 13.1%
2,928,991	Air France–KLM *	31,031,116
283,330	APERAM	3,738,495
2,379,412	AXA	41,162,761
1,765,761	BNP Paribas	98,766,399
706,717	Carrefour SA	19,221,236
139,706	Cie Generale des Establishment Michelin	12,443,559
394,205	CNP Assurances	5,858,731
76,823	Dassault Systemes SA	8,702,668
94,504	Essilor International SA	9,728,224
3,307,848	France Telecom SA	31,904,051
1,855,690	GDF Suez	35,028,357
71,718	L’Oreal SA	10,698,757
78,211	Lafarge SA	5,250,581
210,484	Lagardere SCA	7,498,512
959,357	PagesJaunes Groupe *	2,558,522
3,175,170	Peugeot SA *	23,909,282
913,925	Renault SA	57,729,049
3,203,255	Sanofi	302,508,535
712,476	Societe Generale *	27,158,577
1,116,928	Technicolor *	3,870,076
7,762,529	Total SA	387,549,827
2,400,831	Vivendi SA	50,361,072
79,973	Zodiac Aerospace	8,980,809

	Total France	1,185,659,196

	Germany — 6.1%
189,930	Allianz SE (Registered)	25,894,330
297,494	Aurubis AG	20,826,581
775,219	Bayer AG (Registered)	76,560,474
118,166	Beiersdorf AG	10,284,474
100,230	Continental AG	11,734,758
1,059,985	Deutsche Lufthansa AG (Registered)	21,340,726
1,318,991	Deutsche Post AG (Registered)	29,526,895
78,344	Duerr AG	8,576,374
8,907,118	E.ON AG	148,393,801
386,134	Freenet AG	8,610,249
96,050	Hannover Rueckversicherung AG (Registered)	7,500,138
415,887	Kloeckner & Co SE *	6,104,972
64,421	Merck KGaA	9,070,427
294,437	Metro AG	9,088,182
59,887	MTU Aero Engines Holding AG	5,553,765
224,351	Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	40,243,688
2,007,469	RWE AG	73,588,748

See accompanying notes to the financial statements.	57

International Intrinsic Value Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Shares	Description	Value ($)
	Germany — (continued)
149,905	Salzgitter AG	7,124,304
284,547	SAP AG	22,220,372
180,622	Suedzucker AG	7,901,706

	Total Germany	550,144,964

	Greece — 0.3%
2,025,010	OPAP SA	17,207,506
896,829	Public Power Corp SA *	8,819,437

	Total Greece	26,026,943

	Hong Kong — 0.9%
3,231,000	BOC Hong Kong Holdings Ltd	10,862,219
1,502,098	CLP Holdings Ltd	12,927,481
8,452,390	Esprit Holdings Ltd	11,017,083
7,691,581	Hong Kong & China Gas	21,514,373
1,907,766	Link (REIT)	10,198,801
6,607,000	Pacific Basin Shipping Ltd	3,890,023
978,969	Power Assets Holdings Ltd	8,737,871
1,739,400	Yue Yuen Industrial Holdings Ltd	5,876,597

	Total Hong Kong	85,024,448

	Ireland — 0.5%
760,692	C&C Group Plc	4,858,245
306,821	DCC Plc	10,770,457
147,412	Kerry Group Plc-Class A	8,267,639
114,646	Paddy Power Plc	9,462,455
566,015	Smurfit Kappa Group Plc	8,778,356

	Total Ireland	42,137,152

	Israel — 0.3%
1,266,408	Bank Hapoalim BM *	5,604,778
2,394,694	Bank Leumi Le-Israel *	8,513,992
4,008,621	Israel Discount Bank Ltd-Class A *	6,984,322
645,439	Partner Communications Co Ltd	3,609,798

	Total Israel	24,712,890

	Italy — 5.9%
15,799,230	A2A SPA	8,472,576
911,529	Assicurazioni Generali SPA	14,706,869
402,815	Azimut Holding SPA	6,387,543
36,665,735	Enel SPA	132,334,094
7,352,595	ENI SPA	167,343,412
215,099	Exor SPA	6,001,639
3,898,980	Fiat SPA *	20,809,425
4,448,998	Finmeccanica SPA *	21,771,324
18,522,989	Intesa Sanpaolo SPA	29,823,735
203,805	Italcementi SPA-Di RISP	601,732
9,587,080	Mediaset SPA	21,152,661
1,741,043	Mediolanum SPA	9,609,598

Shares	Description	Value ($)
	Italy — (continued)
12,868,365	Milano Assicurazioni SPA *	6,261,453
394,513	Recordati SPA	3,909,990
53,869,493	Telecom Italia SPA	39,615,378
34,729,099	Telecom Italia SPA-Di RISP	22,458,366
5,441,375	UniCredit SPA *	27,446,403

	Total Italy	538,706,198

	Japan — 21.0%
7,575	Accordia Golf Co Ltd	7,154,274
2,068,400	Aeon Co Ltd	23,258,319
665,000	Ajinomoto Co Inc	8,816,997
200,600	Alfresa Holdings Corp	9,869,897
597,000	Anritsu Corp	8,828,857
2,833,000	Aozora Bank Ltd	8,580,690
814,200	Astellas Pharma Inc	43,981,270
1,016,000	Calsonic Kansei Corp	4,572,432
3,933,000	Cosmo Oil Co Ltd	9,228,960
4,795,000	Daikyo Inc	11,520,537
559,900	Daito Trust Construction Co Ltd	50,101,797
95,000	Daiwa House Industry Co Ltd	1,746,072
682,200	Dena Co Ltd	19,129,697
2,171,000	DIC Corp	4,348,263
466,400	Eisai Co Ltd	20,769,993
288,700	Electric Power Development Co Ltd	7,412,622
1,091,000	Fuji Heavy Industries Ltd	16,335,522
335,100	Fuji Oil Co Ltd	4,880,334
837,000	Gunze Ltd	2,118,675
1,090,000	Hanwa Co Ltd	4,593,719
13,395,500	Haseko Corp *	11,852,844
157,700	Hikari Tsushin Inc	7,583,979
100,700	Idemitsu Kosan Co Ltd	9,148,572
515,600	IT Holdings Corp	7,100,188
5,335,400	Itochu Corp	61,563,607
4,756	Japan Retail Fund Investment Corp (REIT)	9,300,685
519,100	Japan Tobacco Inc	16,390,100
1,668,900	JFE Holdings Inc	35,732,460
9,860,190	JX Holdings Inc	60,090,771
707,100	K’s Holdings Corp	18,203,843
880,900	Kao Corp	28,188,731
12,222,000	Kawasaki Kisen Kaisha Ltd *	27,429,931
1,024,400	KDDI Corp	76,938,370
7,751,000	Kobe Steel Ltd *	10,449,512
201,300	Kohnan Shoji Co Ltd	2,453,234
168,600	Lawson Inc	12,539,993
2,797,700	Leopalace21 Corp *	10,202,610
5,126,000	Marubeni Corp	37,388,339
9,330,000	Mazda Motor Corp *	28,133,107
904,200	Medipal Holdings Corp	11,686,758
494,000	Mitsubishi Estate Co Ltd	12,315,028

58	See accompanying notes to the financial statements.

International Intrinsic Value Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Shares	Description	Value ($)
	Japan — (continued)
5,271,500	Mitsubishi Chemical Holdings Corp	24,718,363
3,115,000	Mitsubishi Corp	61,710,017
973,000	Mitsubishi Gas Chemical Co Inc	6,880,962
229,960	Mitsubishi UFJ Lease & Finance Co Ltd	10,625,896
3,733,000	Mitsui Chemicals Inc	8,843,829
4,748,000	Mitsui Engineer & Shipbuilding Co Ltd	9,205,231
363,000	Mitsui Fudosan Co Ltd	9,233,217
2,799,300	Mitsui & Co Ltd	41,439,526
4,375,000	Mitsui Mining & Smelting Co Ltd	10,793,871
6,116,000	Mitsui OSK Lines Ltd	21,392,992
14,116,500	Mizuho Financial Group Inc	31,048,137
663,300	Net One Systems Co Ltd	6,014,910
1,212,000	Nichirei Corp	6,824,372
211,700	Nintendo Co Ltd	20,479,411
399,000	Nippon Corp	5,248,816
4,923,500	Nippon Light Metal Co Ltd *	5,680,295
635,700	Nippon Paper Group Inc	11,053,054
11,986,000	Nippon Steel Corp	32,448,766
1,555,200	Nippon Telegraph & Telephone Corp	71,061,279
6,435,000	Nippon Yusen KK	16,150,601
1,083,600	Nipro Corp	8,812,481
857,000	Nisshinbo Holdings Inc	6,129,266
207,600	Nitto Denko Corp	12,180,110
1,986,200	Nomura Holdings Inc	11,394,651
1,613,100	North Pacific Bank Ltd *	5,347,242
22,567	NTT Docomo Inc	34,888,290
247	Obayashi Corp	1,272
111,600	Okinawa Electric Power Co	3,355,834
55,300	Oriental Land Co Ltd	8,164,686
5,095	ORIX JREIT Inc (REIT)	5,994,514
2,134,000	Osaka Gas Co Ltd	8,282,386
272,010	Point Inc	10,047,320
12,087,700	Resona Holdings Inc	55,393,399
1,672,000	Ricoh Co Ltd	17,940,495
994,300	Round One Corp	7,019,007
144,800	Ryohin Keikaku Co Ltd	9,483,617
268,400	Sankyo Co Ltd	11,311,314
391,600	Sega Sammy Holdings Inc	7,232,723
386,000	Seino Holdings Co Ltd	2,900,464
4,025,500	Seven Bank Ltd	10,591,005
91,000	Shimamura Co Ltd	9,294,368
10,188,000	Shinsei Bank Ltd	22,414,819
1,755,800	Showa Shell Sekiyu KK	12,680,975
724,500	SoftBank Corp	26,834,497
9,294,900	Sojitz Corp	14,237,309
3,786,000	Sumitomo Light Metal Industries Ltd	3,713,262
4,786,100	Sumitomo Corp	58,448,658
690,800	Sumitomo Electric Industries Ltd	8,042,238
1,039,000	Sumitomo Metal Mining Co Ltd	16,357,620
310,500	Sumitomo Mitsui Financial Group Inc	12,391,772

Shares	Description	Value ($)
	Japan — (continued)
207,000	Sumitomo Realty & Development Co Ltd	6,998,155
433,000	Suruga Bank Ltd	6,360,578
182,700	Suzuken Co Ltd	6,349,681
3,753,000	Taisei Corp	11,092,571
2,539,500	Takeda Pharmaceutical Co Ltd	131,256,683
1,026,000	Toho Zinc Co Ltd	4,161,845
2,696,000	Tokyo Tatemono Co Ltd	15,023,136
455	Tokyu REIT Inc (REIT)	2,562,058
791,000	TonenGeneral Sekiyu KK	7,846,712
4,131,000	Tosoh Corp	11,225,788
473,800	Toyota Motor Corp	24,334,171
1,293,700	Toyota Tsusho Corp	32,972,976
544,000	Toyo Engineering Corp	2,552,584
1,504,200	UNY Co Ltd	10,727,729
95,060	USS Co Ltd	10,433,620
789,770	Yamada Denki Co Ltd	28,658,447
184,000	Yamato Kogyo Co Ltd	5,260,801

	Total Japan	1,911,498,263

	Malta — 0.0%
15,984,486	BGP Holdings Plc *	—

	Netherlands — 0.9%
4,806,984	Aegon NV	28,614,312
298,911	CSM NV	6,669,223
4,465,323	ING Groep NV *	35,748,586
1,736,508	Koninklijke BAM Groep NV	7,055,501
239,376	Koninklijke Philips Electronics NV	6,762,708

	Total Netherlands	84,850,330

	New Zealand — 0.4%
2,167,232	Chorus Ltd	5,187,980
1,374,962	Fletcher Building Ltd	10,382,423
11,337,788	Telecom Corp of New Zealand Ltd	22,689,294

	Total New Zealand	38,259,697

	Norway — 0.5%
2,625,747	DnB NOR ASA	39,025,524
1,470,035	Golden Ocean Group Ltd *	1,492,423
205,579	TGS Nopec Geophysical Co ASA	7,769,217

	Total Norway	48,287,164

	Portugal — 0.3%
8,689,635	EDP-Energias de Portugal SA	25,989,660

	Singapore — 1.5%
4,259,000	CapitaCommercial Trust (REIT)	5,705,313
6,821,000	Ezra Holdings Ltd *	6,197,014
59,690,000	Golden Agri-Resources Ltd	31,226,054

See accompanying notes to the financial statements.	59

International Intrinsic Value Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Shares	Description	Value ($)
	Singapore — (continued)
2,378,000	Ho Bee Investment Ltd	3,613,007
13,390,000	Noble Group Ltd	12,756,516
1,995,100	SembCorp Industries Ltd	8,493,367
2,090,000	Singapore Technologies Engineering Ltd	7,157,053
16,060,000	Singapore Telecommunications Ltd	44,532,173
4,374,000	Swiber Holdings Ltd	2,426,404
651,000	United Overseas Bank Ltd	9,999,010
7,623,000	Yangzijiang Shipbuilding Holdings Ltd	5,917,748

	Total Singapore	138,023,659

	Spain — 7.8%
10,410,595	Banco Bilbao Vizcaya Argentaria SA	100,850,825
28,634,274	Banco Santander SA	216,814,740
2,704,127	Gas Natural SDG SA	53,520,486
321,930	Grifols SA *	11,452,003
10,429,822	Iberdrola SA	51,465,696
98,270	Inditex SA	13,137,182
788,179	Indra Sistemas SA	9,820,160
3,462,780	Repsol YPF SA	73,657,655
13,865,439	Telefonica SA	180,976,610

	Total Spain	711,695,357

	Sweden — 0.9%
863,995	Investor AB-Class B	25,247,717
474,613	Svenska Handelsbanken AB-A Shares	20,572,374
978,554	Swedbank AB-A Shares	23,475,087
1,882,817	TeliaSonera AB	12,890,385

	Total Sweden	82,185,563

	Switzerland — 1.8%
1,811,867	Novartis AG (Registered)	122,696,264
118,486	Roche Holding AG (Non Voting)	27,110,573
196,326	Swiss Re AG	15,703,439

	Total Switzerland	165,510,276

	United Kingdom — 24.8%
259,781	Admiral Group Plc	4,917,821
1,091,703	Amlin Plc	7,050,190
1,173,700	Ashtead Group Plc	9,139,416
4,525,532	AstraZeneca Plc	205,210,974
4,226,701	Aviva Plc	22,748,824
12,911,681	BAE Systems Plc	69,363,938
2,358,310	Balfour Beatty Plc	10,185,370
43,521,581	Barclays Plc	201,936,525
2,523,554	Barratt Developments Plc *	9,159,923
1,706,211	BHP Billiton Plc	53,840,959
35,339,146	BP Plc	236,967,569
7,549,407	BT Group Plc	30,640,998
522,930	Bunzl Plc	9,980,535

Shares	Description	Value ($)
	United Kingdom — (continued)
728,943	Cape Plc	2,567,672
996,559	Catlin Group Ltd	7,622,360
2,567,702	Cobham Plc	8,989,932
3,645,077	Darty Plc	2,591,861
3,917,857	Debenhams Plc	5,601,270
1,956,937	Diageo Plc	58,681,040
19,684,239	Dixons Retail Plc *	8,102,479
1,689,985	Drax Group Plc	15,722,509
3,334,333	Firstgoup Plc	9,765,210
4,044,203	GlaxoSmithKline Plc	89,121,120
557,110	Greencore Group Plc	823,416
9,578,382	Home Retail Group Plc	18,432,252
1,854,215	HSBC Holdings Plc	20,536,678
769,193	Imperial Tobacco Group Plc	27,843,886
1,686,973	Inchcape Plc	12,890,708
266,156	InterContinental Hotels Group Plc	7,717,418
1,333,987	Intermediate Capital Group Plc	7,881,370
120,813	Jardine Lloyd Thompson Group Plc	1,459,760
344,602	JD Wetherspoon Plc	2,731,586
584,180	Lancashire Holdings Ltd	8,045,071
9,638,032	Legal & General Group Plc	23,333,041
108,831,935	Lloyds Banking Group Plc *	89,460,331
4,444,701	Man Group Plc	6,733,636
1,621,981	Marks & Spencer Group Plc	9,106,409
651,056	Micro Focus International Plc	6,776,064
1,040,249	National Express Group Plc	3,462,726
378,238	Next Plc	24,054,843
3,359,589	Old Mutual Plc	10,282,429
1,903,601	Prudential Plc	28,254,683
2,109,711	Punch Taverns Plc *	354,834
2,808,731	Rio Tinto Plc	150,189,499
1,166,188	Rolls-Royce Holdings Plc *	18,141,491
6,582,840	Royal Bank of Scotland Group Plc *	32,246,399
5,403,966	Royal Dutch Shell Plc-A Shares (London)	177,490,923
4,268,818	Royal Dutch Shell Plc-B Shares (London)	143,648,785
186,501	SABMiller Plc	9,252,690
1,080,114	Scottish & Southern Energy Plc	23,656,540
1,868,203	Spirit Pub Co Plc	1,888,784
5,861,173	Tesco Plc	32,812,221
9,824,182	Thomas Cook Group Plc *	12,920,947
3,502,220	TUI Travel Plc	16,800,271
79,426,787	Vodafone Group Plc	199,217,977
2,791,248	William Hill Plc	17,110,557
242,894	Wolseley Plc	11,407,032
951,858	WPP Plc	15,166,829

	Total United Kingdom	2,252,040,581

	TOTAL COMMON STOCKS (COST $8,055,607,700)	8,540,074,668

60	See accompanying notes to the financial statements.

International Intrinsic Value Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Shares / Par Value		Description	Value ($)
		PREFERRED STOCKS — 0.6%

		Germany — 0.6%
	199,898	Henkel AG & Co KGaA 1.18%	17,582,636
	450,661	Porsche Automobil Holding SE 1.28%	35,595,063

		Total Germany	53,177,699

		TOTAL PREFERRED STOCKS (COST $37,348,930)	53,177,699

		MUTUAL FUNDS — 1.0%

		United States — 1.0%
		Affiliated Issuers
	3,532,301	GMO U.S. Treasury Fund	88,307,524

		TOTAL MUTUAL FUNDS (COST $88,312,206)	88,307,524

		SHORT-TERM INVESTMENTS — 3.5%

		Time Deposits — 3.5%
USD	25,000,000	Bank of Montreal Time Deposit, 0.08%, due 03/01/13	25,000,000
USD	25,000,000	Bank of Nova Scotia (Toronto) Time Deposit, 0.08%, due 03/01/13	25,000,000
USD	25,000,000	Bank of Tokyo-Mitsubishi (Tokyo) Time Deposit, 0.08%, due 03/01/13	25,000,000
USD	25,000,000	Barclays (London) Time Deposit, 0.08%, due 03/01/13	25,000,000
CHF	218,207	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.00%, due 03/01/13	232,804
DKK	1,943,950	Brown Brothers Harriman (Grand Cayman) Time Deposit, (0.05)%, due 03/01/13	340,348
EUR	12,435	Brown Brothers Harriman (Grand Cayman) Time Deposit, (0.04)%, due 03/01/13	16,235
GBP	6,472	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.07%, due 03/01/13	9,818
HKD	77,561	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 03/01/13	10,001
NOK	55,405	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.55%, due 03/01/13	9,651
NZD	11,880	Brown Brothers Harriman (Grand Cayman) Time Deposit, 1.45%, due 03/01/13	9,821
SEK	64,053	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.05%, due 03/01/13	9,904

Par Value		Description	Value ($)
		Time Deposits — (continued)
SGD	167,465	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 03/01/13	135,227
JPY	11,967,760	Citibank (New York) Time Deposit, 0.01%, due 03/01/13	129,116
USD	24,870,289	Citibank (New York) Time Deposit, 0.08%, due 03/01/13	24,870,289
USD	25,000,000	DBS Bank Ltd (Singapore) Time Deposit, 0.08%, due 03/01/13	25,000,000
USD	25,000,000	Deustche Bank (Frankfurt) Time Deposit, 0.08%, due 03/01/13	25,000,000
USD	25,000,000	DnB Nor Bank (Oslo) Time Deposit, 0.08%, due 03/01/13	25,000,000
AUD	1,272,140	JPMorgan Chase (New York) Time Deposit, 1.58%, due 03/01/13	1,299,427
CAD	124,517	JPMorgan Chase (New York) Time Deposit, 0.21%, due 03/01/13	120,744
USD	25,000,000	National Australia Bank (Melbourne) Time Deposit, 0.08%, due 03/01/13	25,000,000
USD	19,297,806	Royal Bank of Canada (Toronto) Time Deposit, 0.08%, due 03/01/13	19,297,806
USD	25,000,000	Royal Bank of Scotland (London) Time Deposit, 0.08%, due 03/01/13	25,000,000
USD	25,000,000	Skandinaviska Enskilda Banken, AB (Stockholm) Time Deposit, 0.08%, due 03/01/13	25,000,000
USD	25,000,000	Societe Generale (Paris) Time Deposit, 0.08%, due 03/01/13	25,000,000

		Total Time Deposits	321,491,191

		TOTAL SHORT-TERM INVESTMENTS (COST $321,491,191)	321,491,191

		TOTAL INVESTMENTS — 99.1% (Cost $8,502,760,027)	9,003,051,082
		Other Assets and Liabilities (net) — 0.9%	85,229,305

		TOTAL NET ASSETS — 100.0%	$9,088,280,387

See accompanying notes to the financial statements.	61

International Intrinsic Value Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2013

A summary of outstanding financial instruments at February 28, 2013 is as follows:

Forward Currency Contracts

Settlement Date	Counter party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
04/19/13	BCLY	CAD	5,915,500	USD	5,834,344	$104,048
04/19/13	BOA	CAD	58,966,802	USD	58,198,179	1,077,516
04/19/13	JPM	CAD	4,792,892	USD	4,723,485	80,650
04/19/13	BBH	DKK	165,043,761	USD	29,548,134	634,009
04/19/13	BBH	EUR	34,992,780	USD	46,723,410	1,022,494
04/19/13	BCLY	EUR	25,706,194	USD	34,323,167	750,624
04/19/13	BOA	EUR	21,472,050	USD	28,649,319	606,610
04/19/13	BNYM	EUR	25,062,201	USD	33,455,783	724,301
04/19/13	DB	EUR	25,062,201	USD	33,508,163	776,681
04/19/13	GS	EUR	21,206,000	USD	28,314,272	619,027
04/19/13	JPM	EUR	30,145,551	USD	40,256,399	886,012
04/19/13	MSCI	EUR	16,414,879	USD	21,912,911	474,918
04/19/13	RBS	EUR	49,533,742	USD	66,218,143	1,526,587
04/19/13	SSB	EUR	15,072,775	USD	20,113,262	428,069
04/19/13	BBH	GBP	3,853,799	USD	5,956,817	111,909
04/19/13	BCLY	GBP	11,220,276	USD	17,354,120	336,762
04/19/13	BOA	GBP	11,220,276	USD	17,345,582	328,224
04/19/13	BNYM	GBP	69,002,974	USD	106,669,972	2,015,833
04/19/13	DB	GBP	11,333,982	USD	17,533,670	343,859
04/19/13	MSCI	GBP	29,976,622	USD	46,339,061	874,679
04/19/13	BCLY	JPY	1,781,757,648	USD	19,067,448	(161,453)
04/19/13	BOA	JPY	2,078,717,255	USD	22,242,880	(190,837)
04/19/13	MSCI	JPY	2,074,886,956	USD	22,192,159	(200,221)
04/19/13	DB	NOK	188,036,216	USD	33,819,463	1,123,728
04/19/13	DB	NZD	35,700,271	USD	30,059,628	639,327
04/19/13	BBH	USD	101,432,161	HKD	786,361,954	(18,824)
04/19/13	BBH	USD	17,937,912	SEK	113,624,116	(387,680)
04/19/13	BCLY	USD	20,250,908	CHF	18,697,765	(291,638)
04/19/13	BCLY	USD	47,546,686	HKD	368,623,272	(7,107)
04/19/13	BCLY	USD	16,230,410	SGD	20,102,661	2,333
04/19/13	BOA	USD	12,244,707	CHF	11,311,452	(170,091)
04/19/13	BOA	USD	21,653,878	HKD	167,874,072	(3,963)
04/19/13	BOA	USD	8,875,520	SEK	56,281,581	(182,341)
04/19/13	BOA	USD	184,149,855	SGD	228,049,523	(1,636)
04/19/13	BNYM	USD	20,250,250	CHF	18,697,765	(290,980)
04/19/13	BNYM	USD	21,730,330	HKD	168,461,125	(4,705)

Settlement Date	Counter party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
04/19/13	BNYM	USD	32,162,244	SEK	203,740,737	$(692,716)
04/19/13	BNYM	USD	29,947,141	SGD	37,083,695	(2,346)
04/19/13	DB	USD	8,469,806	CHF	7,809,161	(133,774)
04/19/13	DB	USD	21,927,089	HKD	169,991,948	(4,041)
04/19/13	DB	USD	8,614,331	SEK	54,528,714	(191,897)
04/19/13	GS	USD	24,674,963	HKD	191,294,376	(4,643)
04/19/13	JPM	USD	71,816,017	HKD	556,765,877	(12,587)
04/19/13	JPM	USD	8,606,910	SEK	54,528,714	(184,476)
04/19/13	JPM	USD	57,368,981	SGD	71,069,267	18,901
04/19/13	MSCI	USD	4,129,357	CHF	3,811,851	(60,327)
04/19/13	MSCI	USD	22,874,510	HKD	177,328,896	(5,251)
04/19/13	MSCI	USD	9,326,786	SEK	59,095,403	(198,988)
04/19/13	RBS	USD	35,326,686	HKD	273,863,848	(7,777)
04/19/13	SSB	USD	8,163,827	CHF	7,540,968	(114,083)
04/19/13	SSB	USD	56,439,143	SGD	69,923,470	23,516

						$12,006,235

Futures Contracts

Number of Contracts	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Buys
4	DAX	March 2013	$1,009,354	$15,255
1,475	FTSE/MIB	March 2013	152,741,933	(1,046,140)
639	MSCI Singapore	March 2013	37,997,759	(413,090)
1,919	TOPIX	March 2013	200,959,566	26,303,066

			$392,708,612	$24,859,091

Sales
1,440	FTSE 100	March 2013	$138,508,634	$(9,090,530)
1,036	OMXS 30	March 2013	19,127,688	(474,621)
458	S&P Toronto 60	March 2013	65,525,644	(3,251,982)

			$223,161,966	$(12,817,133)

As of February 28, 2013, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

*	Non-income producing security.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 93.

62	See accompanying notes to the financial statements.

This page has been left blank intentionally.

International Small Companies Fund

(A Series of GMO Trust)

Portfolio Managers

Day-to-day management of the Fund’s portfolio is the responsibility of the Global Equity Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO International Small Companies Fund returned +16.8% for the fiscal year ended February 28, 2013, as compared with +11.2% for the MSCI EAFE Small Cap Index.

Country selection helped the Fund’s relative performance. An underweight to Australia, which underperformed, added value. The Fund’s emerging markets exposure and overweight to Italy had a negative impact.

Stock selection had a positive impact on the Fund’s relative performance. Holdings in Orient Corp., a consumer finance company in Japan, and freenet AG, a telecommunications provider in Germany, were among the contributors to the Fund’s relative performance. Holdings in Fomento de Construcciones y Contratas, a construction and engineering company in Spain, and Eletropaulo Metropolitana Eletricidade de Sao Paulo, an electric utility in Brazil, were among the detractors.

Sector selection (as a result of stock selection) added to relative performance. The Fund benefited from its underweight position in Energy, which underperformed, and overweight in Consumer Discretionary, which outperformed.

Currency selection had a negative impact on relative performance, mainly from the Fund’s overweight to the Japanese yen.

Because some of the securities and instruments held directly or indirectly by the Fund had positive fair value adjustments during the fiscal year (and the performance of indices are not fair valued), the Fund’s absolute and relative performance is better than it otherwise would have been.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

64

International Small Companies Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO International Small Companies Fund Class III Shares and the

MSCI EAFE Small Cap + Index

As of February 28, 2013

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .50% on the purchase and .50% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

*	The MSCI EAFE Small Cap + Index represents the S&P Developed ex-U.S. Small Cap Index prior to May 30, 2008 and the MSCI EAFE Small Cap Index thereafter.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

65

International Small Companies Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2013 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	95.0%
Preferred Stocks	1.7
Mutual Funds	1.3
Short-Term Investments	1.0
Forward Currency Contracts	0.0	^
Rights/Warrants	0.0	^
Futures Contracts	(0.1)
Other	1.1

	100.0%

Country Summary*	% of Investments
Japan	31.1%
United Kingdom	20.7
Germany	8.2
Italy	7.1
France	5.7
Singapore	4.3
Ireland	3.1
Spain	3.1
Switzerland	1.6
Australia	1.4
South Korea	1.4
Greece	1.3
Norway	1.3
Netherlands	1.2
Hong Kong	1.1
Brazil	0.8
Russia	0.8
Belgium	0.6
Finland	0.6
Canada	0.5
Taiwan	0.5
Turkey	0.5
Denmark	0.4
India	0.4
Portugal	0.4
Sweden	0.4
Thailand	0.4
Austria	0.3
China	0.2
Israel	0.2
Indonesia	0.1
New Zealand	0.1
Philippines	0.1
South Africa	0.1
Czech Republic	0.0	^
Malaysia	0.0	^
Poland	0.0	^

	100.0%

^	Rounds to 0.0%.

*	The table above shows country exposure in the Fund. The table excludes short-term investments. The table excludes exposure through forward currency contracts and includes exposure through other derivative financial instruments, if any. The table takes into account the market value of securities and options and the notional amounts of swap agreements and other derivative financial instruments, if any.

Industry Group Summary	% of Equity Investments**
Capital Goods	13.0%
Materials	10.4
Retailing	8.4
Consumer Services	8.1
Diversified Financials	7.9
Real Estate	7.2
Insurance	4.8
Transportation	4.5
Food, Beverage & Tobacco	3.8
Energy	3.5
Food & Staples Retailing	3.3
Software & Services	3.3
Media	2.8
Consumer Durables & Apparel	2.6
Commercial & Professional Services	2.5
Automobiles & Components	2.5
Pharmaceuticals, Biotechnology & Life Sciences	2.4
Technology Hardware & Equipment	2.4
Telecommunication Services	2.0
Utilities	1.7
Health Care Equipment & Services	1.4
Semiconductors & Semiconductor Equipment	1.1
Household & Personal Products	0.3
Banks	0.1

100.0%

**	Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks. This table excludes exposure to derivative contracts and ETFs, if any. For a summary of derivative contract exposure, if any, see the summary of outstanding financial instruments section of the Schedule of Investments.

66

International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2013

Shares	Description	Value ($)
	COMMON STOCKS — 95.0%

	Australia — 3.3%
1,168,727	Arrium Ltd	1,422,901
266,052	Australian Infrastructure Fund	838,903
315,362	BlueScope Steel Ltd *	1,459,629
119,404	Boral Ltd	628,249
26,278	carsales.com Ltd	247,315
107,120	Charter hall Retail (REIT)	431,581
194,072	Downer Edi Ltd *	1,090,712
8,333	Flight Centre Ltd	275,609
1,100,694	Goodman Fielder Ltd *	829,835
67,829	GrainCorp Ltd-Class A	848,904
156,392	Investa Office Fund (REIT)	486,076
773,950	PaperlinX Ltd *	73,253
57,506	Primary Health Care Ltd	289,765
209,709	TABCORP Holdings Ltd	680,095
244,253	Tatts Group Ltd	794,044

	Total Australia	10,396,871

	Austria — 0.3%
6,905	Flughafen Wien AG	413,085
1,761,602	Immofinanz AG (Entitlement Shares) *	—
5,624	RHI AG	187,979
12,625	Strabag SE	310,645

	Total Austria	911,709

	Belgium — 0.6%
12,047	Delhaize Group	581,584
9,355	GIMV NV	497,703
1,741	Tessenderlo Chemie NV *	18
15,369	ThromboGenics NV *	809,530

	Total Belgium	1,888,835

	Brazil — 0.4%
28,200	Companhia de Saneamento de Minas Gerais-Copasa MG *	730,858
20,600	Estacio Participacoes SA	504,749

	Total Brazil	1,235,607

	Canada — 2.5%
29,700	Artis Real Estate Investment Trust (REIT)	462,240
7,000	Boardwalk Real Estate Investment Trust (REIT)	438,768
30,000	Davis & Henderson Income Corp	629,527
13,900	Dollarama Inc	816,814
15,900	Dorel Industries Inc-Class B	568,006
11,900	Empire Co Ltd	764,485
29,500	Ensign Energy Services Inc	490,308
37,100	Just Energy Group Inc	278,812
39,800	Parkland Fuel Corp	676,552
15,871	Quebecor Inc-Class B	680,394

Shares	Description	Value ($)
	Canada — (continued)
67,700	RONA Inc	735,263
130,100	Sherritt International Corp	669,897
26,450	Torstar Corp-Class B	200,315
43,125	Transcontinental Inc	523,982

	Total Canada	7,935,363

	China — 0.2%
519,016	Jiangsu Future Land Co Ltd-Class B	477,673
530,000	Shenzhen Investment Ltd	230,627

	Total China	708,300

	Czech Republic — 0.0%
3,256	Pegas Nonwovens SA	87,767

	Denmark — 0.4%
21,574	Chr Hansen Holding A/S	780,032
33,121	GN Store Nord A/S	592,820

	Total Denmark	1,372,852

	Finland — 0.6%
45,607	Huhtamaki Oyj	880,050
37,547	Tieto Oyj	872,146

	Total Finland	1,752,196

	France — 3.9%
162,559	Air France–KLM *	1,722,227
10,342	AtoS	766,312
18,750	Bouygues SA	528,440
3,282	Fonciere des Regions (REIT)	271,123
16,164	Gemalto NV	1,468,826
17,471	Groupe Steria SCA	286,333
16,249	Lagardere SCA	578,872
166,762	PagesJaunes Groupe *	444,740
131,467	Peugeot SA *	989,957
15,584	Plastic Omnium SA	656,776
26,102	Rallye SA	950,344
108,977	STMicroelectronics NV	867,760
52,847	Teleperformance	2,172,275
5,100	Wendel	560,770

	Total France	12,264,755

	Germany — 6.5%
34,128	Aurubis AG	2,389,189
18,111	Bechtle AG	883,803
6,716	Bertrandt AG	743,130
102,299	Deutsche Lufthansa AG (Registered)	2,059,590
46,866	Drillisch AG	757,014
16,410	Duerr AG	1,796,415
165,892	Freenet AG	3,699,160
25,872	Gagfah SA *	284,637

See accompanying notes to the financial statements.	67

International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Shares	Description	Value ($)
	Germany — (continued)
31,428	Hannover Rueckversicherung AG (Registered)	2,454,080
9,287	KUKA AG *	415,365
10,596	Lanxess AG	894,256
4,751	Merck KGaA	668,937
228,565	Premiere AG *	1,457,571
19,550	Suedzucker AG	855,258
102,049	TUI AG *	1,019,188

	Total Germany	20,377,593

	Greece — 1.3%
111,009	Alapis Holding Industrial and Commercial SA *	5,942
71,461	Hellenic Telecommunications Organization SA *	584,990
294,857	Intralot SA	886,940
88,350	Jumbo SA *	842,770
671,117	Marfin Investment Group Holdings SA *	375,422
72,972	Motor Oil (Hellas) Corinth Refineries SA	845,607
53,471	Public Power Corp SA *	525,835

	Total Greece	4,067,506

	Hong Kong — 1.1%
290,500	AAC Technologies Holdings Inc	1,222,031
282,000	First Pacific Co	370,312
51,000	Great Eagle Holdings Ltd	202,918
348,800	HKR International Ltd	195,322
318,000	Kowloon Development Co Ltd	458,908
82,000	Luk Fook Holdings International Ltd	271,405
176,000	Melco International Development Ltd	279,746
520,000	Texwinca Holdings Ltd	523,837

	Total Hong Kong	3,524,479

	India — 0.4%
76,707	Gitanjali Gems Ltd	827,675
228,951	Housing Development & Infrastructure Ltd *	255,799
275,905	Rain Commodities Ltd	180,449

	Total India	1,263,923

	Indonesia — 0.1%
42,939,000	Bakrie & Brothers Tbk PT *	222,158

	Ireland — 3.0%
59,822	DCC Plc	2,099,955
517,640	Fyffes Plc	405,563
106,891	Glanbia Plc	1,236,913
13,945	Paddy Power Plc	1,150,969
274,928	Smurfit Kappa Group Plc	4,263,872
427,401	Total Produce Ltd	318,524

	Total Ireland	9,475,796

Shares	Description	Value ($)
	Israel — 0.2%
237,195	Africa Israel Investments Ltd *	587,385

	Italy — 4.4%
57,830	Astaldi SPA	410,000
73,802	Autostrada Torino-Milano SPA	862,464
105,303	Azimut Holding SPA	1,669,817
22,230	Banca Generali SPA	387,072
61,866	Cementir SPA	166,153
12,810	Danieli & Co SPA	341,628
75,030	Danieli & Co SPA-RSP	1,283,681
17,026	De’Longhi SPA	262,213
214,880	Finmeccanica SPA *	1,051,523
125,944	Italcementi SPA-Di RISP	371,848
7,159	Italmobiliare SPA *	134,711
89,200	Lottomatica Group SPA	2,054,596
284,676	Mediolanum SPA	1,571,255
1,876,684	Milano Assicurazioni SPA *	913,152
124,607	Recordati SPA	1,234,971
62,760	Societa Iniziative Autostradali e Servizi SPA	572,160
216,545	Unipol Gruppo Finanziario SPA *	490,456

	Total Italy	13,777,700

	Japan — 30.0%
16,800	3-D Matrix Ltd *	977,482
1,410	Accordia Golf Co Ltd	1,331,687
270	Advance Residence Investment Corp (REIT)	573,534
22,900	Alpen Co Ltd	421,145
93,600	AOC Holdings Inc	352,303
27,500	Aoyama Trading Co Ltd	587,799
123,500	Arnest One Corp	2,029,070
44,900	ASKUL Corp	607,864
9,700	Avex Group Holding Inc	266,517
809	BIC Camera Inc	382,753
4,900	Calbee Inc	417,494
26,000	Canon Marketing Japan Inc	363,919
61,900	Century Tokyo Leasing Corp	1,440,608
23,800	Chiba Kogyo Bank Ltd (The) *	199,908
15,700	Cocokara fine Inc	497,736
8,800	Cosmos Pharmaceutical Corp	1,000,246
212,350	Daiei Inc *	528,424
39,900	Daiichikosho Co Ltd	1,033,130
579,000	Daikyo Inc	1,391,114
120	Daiwahouse Residential Investment Corp (REIT)	503,888
142	Daiwa Office Investment Corp (REIT)	603,433
135,200	DCM Holdings Co Ltd	949,652
113	Dwango Co Ltd *	311,741
135,600	Edion Corp	589,401
82,000	Fujitsu General Ltd	644,316
17,000	Fuji Soft Inc	388,714

68	See accompanying notes to the financial statements.

International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Shares	Description	Value ($)
	Japan — (continued)
117,200	Futaba Industrial Co Ltd *	496,373
37,700	Fuyo General Lease Co Ltd	1,343,347
36,200	GMO internet Inc	292,317
252,000	Godo Steel Ltd	466,750
8,330	Gulliver International Co Ltd	345,422
232,000	Gunze Ltd	587,255
18,700	H.I.S. Co Ltd	721,091
284,000	Hanwa Co Ltd	1,196,895
133,700	Hazama Corp	348,493
11,900	Hikari Tsushin Inc	572,285
207,500	Hitachi Zosen Corp	322,189
60,600	Hitachi Capital Corp	1,212,986
623	Hoosiers Corp	520,982
92	Industrial & Infrastructure Fund Investment Corp (REIT)	825,602
397,000	Ishihara Sangyo Kaisha Ltd *	359,840
102,100	IT Holdings Corp	1,405,991
48,100	Itochu Enex Co Ltd	255,238
17,200	Ito En Ltd	348,309
96,900	Izumi Co Ltd	2,122,711
89,800	J Trust Co Ltd	1,602,511
230,000	JACCS Co Ltd	1,081,340
91	Japan Excellent Inc (REIT)	550,351
6,000	Jin Co Ltd	314,132
77,000	J–Oil Mills Inc	249,974
21,900	K’s Holdings Corp	563,802
15,400	Kaga Electronics Co Ltd	130,407
34,000	Kaken Pharmaceutical Co Ltd	590,591
71,000	Kamei Corp	751,342
13,000	Kanamoto Co Ltd	203,341
770,000	Kanematsu Corp *	1,153,991
206	Kenedix Realty Investment Corp (REIT)	848,914
26,100	Kewpie Corp	354,884
77,500	Kohnan Shoji Co Ltd	944,489
73,900	Kojima Co Ltd	238,353
10,700	Komeri Co Ltd	297,593
45,900	Konaka Co Ltd	428,202
98,000	Krosaki Harima Corp	232,290
179,000	Kurabo Industries Ltd	305,096
402,000	Kurimoto Ltd	1,390,887
32,300	Kyorin Co Ltd	733,680
250,700	Leopalace21 Corp *	914,249
356,000	Maruha Nichiro Holdings Inc	652,568
125,000	Matsui Securities Co Ltd	1,175,433
27,200	Matsumotokiyoshi Holdings Co Ltd	738,145
76,800	Misawa Homes Co Ltd	1,078,136
198,000	Mitsubishi Steel Manufacturing Co Ltd	403,032
271,000	Mitsui Mining & Smelting Co Ltd	668,603
1,094	Monex Group Inc	362,440
24,100	MonotaRO Co Ltd	1,053,876
211	Mori Hills REIT Investment Corp (REIT)	1,206,936

Shares	Description	Value ($)
	Japan — (continued)
198,000	Morinaga Milk Industry Co Ltd	621,213
114,000	Nichias Corp	605,237
131,000	Nichirei Corp	737,618
31,200	Nihon Kohden Corp	1,083,907
423,000	Nippon Coke & Engineering Co Ltd	551,935
36,000	Nippon Corp	473,577
632,000	Nippon Light Metal Co Ltd *	729,145
91,000	Nippon Soda Co Ltd	417,150
28,000	Nippon Synthetic Chemical Industry Co Ltd	221,308
79,000	Nippon Flour Mills Co Ltd	347,590
310,000	Nishimatsu Construction Co Ltd	550,414
94,000	Nissan Shatai Co Ltd	1,145,286
79,000	Nissan Tokyo Sales Holdings Co Ltd *	246,018
152,400	Nissan Chemical Industries Ltd	1,942,055
132,000	NS United Kaiun Kaisha Ltd *	186,623
431,000	Oki Electric Industry Co Ltd *	483,883
14,600	Okinawa Electric Power Co	439,025
1,071,500	Orient Corp *	3,574,260
550	ORIX JREIT Inc (REIT)	647,102
11,300	Osaka Steel Co Ltd	204,282
18,800	Park24 Co Ltd	343,574
4,300	Pigeon Corp	242,080
21,200	PLENUS Co Ltd	336,225
15,500	Pola Orbis Holdings Inc	475,335
91,000	Press Kogyo Co Ltd	448,398
94,200	Round One Corp	664,981
170,000	Ryobi Ltd	412,301
12,100	Ryohin Keikaku Co Ltd	792,485
107,000	Seino Holdings Co Ltd	804,015
61,900	Shinko Electric Industries Co Ltd	501,426
199,000	ShinMaywa Industries Ltd	1,449,871
26,900	Ship Healthcare Holdings Inc	767,842
104,100	Showa Corp	1,108,151
30,500	SHO–BOND Holdings Co Ltd	1,113,280
77,200	Sodick Co Ltd	417,928
751,000	Sumitomo Light Metal Industries Ltd	736,571
71,000	Taihei Kogyo Co Ltd	261,830
90,500	Takara Leben Co Ltd	1,019,841
71,000	Tatsuta Electric Wire and Cable Co Ltd	510,783
114,000	TOA Corp	168,400
69,100	Toho Holdings Co Ltd	1,428,549
124,000	Tokyo Dome Corp	469,378
116	Tokyu REIT Inc (REIT)	653,184
200,000	Topy Industries Ltd	458,898
44,000	Toshiba TEC Corp	244,695
138,000	Tosoh Corp	375,008
246,000	Toyo Tire & Rubber Co Ltd	1,012,988
27,900	TS Tech Co Ltd	679,789
16,300	Tsumura & Co	570,262
17,200	Tsuruha Holdings Inc	1,490,196
55,700	T–Gaia Corp	611,459

See accompanying notes to the financial statements.	69

International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Shares	Description	Value ($)
	Japan — (continued)
89,000	Uchida Yoko Co Ltd	243,737
100,000	Uniden Corp	242,849
140,600	UNY Co Ltd	1,002,738
448	Wacom Co Ltd	1,610,016
21,700	Xebio Co Ltd	424,542
40,000	Yaskawa Electric Corp	360,163
104,000	Yokohama Rubber Co Ltd	974,618

	Total Japan	93,993,556

	Netherlands — 1.2%
7,421	Boskalis Westminster	317,190
71,528	Delta Lloyd NV	1,260,663
18,465	Koninklijke Ten Cate NV	444,602
178,004	Koninklijke BAM Groep NV	723,237
195,126	SNS REAAL NV *	214,242
16,903	Tetragon Financial Group Ltd	188,867
225,613	TNT NV *	532,903

	Total Netherlands	3,681,704

	New Zealand — 0.1%
279,166	AMP NZ Office Ltd	237,693

	Norway — 1.3%
27,833	Atea ASA	317,663
35,860	Cermaq ASA *	614,124
17,515	Fred Olsen Energy ASA	761,126
63,685	TGS Nopec Geophysical Co ASA	2,406,776

	Total Norway	4,099,689

	Philippines — 0.1%
1,373,300	Lopez Holding Corp	253,365

	Poland — 0.0%
37,884	MCI Management SA *	82,720

	Portugal — 0.4%
13,016	Portucel Empresa Produtora de Pasta e Papel SA	46,135
3,537	Semapa-Sociedade de Investimento e Gestao	31,691
1,159,014	Sonae	1,071,358

	Total Portugal	1,149,184

	Russia — 0.2%
10,696,252	IDGC Holding JSC *	670,730

	Singapore — 4.2%
1,091,000	Asiasons Capital Ltd *	774,017
439,000	Ausgroup Ltd	187,657
658,000	CapitaCommercial Trust (REIT)	881,450
589,000	China Minzhong Food Corp Ltd *	565,413

Shares	Description	Value ($)
	Singapore — (continued)
750,000	Ezion Holdings Ltd	1,208,212
260,000	First Resources Ltd	407,701
375,000	Ho Bee Investment Ltd	569,755
157,000	Hong Leong Asia Ltd	223,142
1,430,000	Jaya Holdings Ltd	837,366
755,000	Mapletree Industrial Trust (REIT)	853,493
824,159	Mapletree Logistics Trust (REIT)	811,288
1,497,000	STX OSV Holdings Ltd	1,522,265
1,373,000	Suntec Real Estate Investment Trust (REIT)	1,990,757
1,015,000	Swiber Holdings Ltd	563,055
133,000	Wheelock Properties Ltd	209,857
502,676	Wing Tai Holdings Ltd	786,898
1,232,000	Yoma Strategic Holdings Ltd	846,579

	Total Singapore	13,238,905

	South Africa — 0.2%
76,176	Basil Read Holdings Ltd *	93,209
56,841	Stefanutti Stocks Holdings Ltd	56,591
130,358	Super Group Ltd *	306,675

	Total South Africa	456,475

	South Korea — 1.4%
1,255	Dongwon Industries Co Ltd	329,886
11,130	Handsome Co Ltd	278,253
5,919	KCC Engineering & Construction Co	145,076
7,210	KISCO Corp	191,926
5,085	KISWIRE Ltd	138,392
10,411	Kolon Corp	162,781
8,892	Kolon Industries Inc	458,456
338	Namyang Dairy Products Co Ltd	313,875
2,305	Nong Shim Holdings Co Ltd	138,435
27,692	Partron Co Ltd	600,040
1,341	SeAH Holdings Corp	105,003
3,277	SeAH Steel Corp	274,624
4,180	Silla Co Ltd	91,487
4,846	SK Gas Co Ltd	339,933
319	Taekwang Industrial Co Ltd	304,297
10,260	Youngone Corp	354,542

	Total South Korea	4,227,006

	Spain — 2.0%
14,751	Corp Financiera Alba SA	633,760
225,877	Distribuidora Internacional de Alimentacion SA	1,762,329
56,444	Enagas	1,349,001
39,424	Fomento de Construcciones y Contratas SA	458,615
14,440	Grifols SA *	513,673
121,419	Indra Sistemas SA	1,512,796

	Total Spain	6,230,174

70	See accompanying notes to the financial statements.

International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Shares	Description	Value ($)
	Sweden — 1.3%
13,133	Axfood AB	549,635
48,921	D Carnegie & Co AB * (a)	5,673
10,524	Hexpol AB	616,457
16,519	Hoganas AB-Class B	828,561
22,206	NCC AB-Class B	577,134
25,816	SAAB AB-Class B	566,381
70,675	Trelleborg AB-Class B	998,946
63,065	Vostok Gas Ltd SDR * (a)	2,145

	Total Sweden	4,144,932

	Switzerland — 1.6%
19,429	Actelion Ltd (Registered)	999,989
7,041	AMS AG	866,245
19,542	Swiss Life Holding AG (Registered) *	3,195,741

	Total Switzerland	5,061,975

	Taiwan — 0.5%
483,000	Chipbond Technology Corp	1,006,970
126,000	L&K Engineering Co Ltd	117,701
351,000	Long Bon International Co Ltd *	409,391
430,000	ProMOS Technologies Inc * (a) (b)	—

	Total Taiwan	1,534,062

	Thailand — 0.4%
1,989,600	Jasmine International Pcl (Foreign Registered)	451,422
5,167,474	Sansiri Pcl	868,483

	Total Thailand	1,319,905

	Turkey — 0.5%
154,893	Ipek Dogal Enerji Kaynaklari Ve Uretim AS *	444,325
903,959	Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS-Class D	779,032
171,029	Koza Anadolu Metal Madencilik Isletmeleri AS *	457,511

	Total Turkey	1,680,868

	United Kingdom — 20.4%
347,072	Aberdeen Asset Management Plc	2,257,873
132,706	Alent Plc *	750,930
202,441	Amlin Plc	1,307,359
352,674	Ashtead Group Plc	2,746,216
79,782	Atkins WS Plc	1,049,646
495,629	Balfour Beatty Plc	2,140,586
57,010	Bodycote Plc	470,716
94,163	Cape Plc	331,685
100,245	Carillion Plc	468,303
266,109	Catlin Group Ltd	2,035,382
324,963	Cobham Plc	1,137,747
122,532	Dairy Crest Group Plc	787,492

Shares	Description	Value ($)
	United Kingdom — (continued)
492,095	Darty Plc	349,908
1,592,384	Debenhams Plc	2,276,595
2,199,469	Dixons Retail Plc *	905,351
76,282	Drax Group Plc	709,677
280,604	DS Smith Plc	1,023,822
133,032	easyJet Plc	2,006,183
554,112	Enterprise Inns Plc *	888,136
440,031	FirstGroup Plc	1,288,712
31,617	Go–Ahead Group Plc	682,222
129,827	Greene King Plc	1,370,094
175,679	Halfords Group Plc	838,843
34,909	Hargreaves Lansdown Plc	457,923
798,270	Home Retail Group Plc	1,536,159
336,377	Inchcape Plc	2,570,366
50,499	Inmarsat Plc	497,318
395,670	Intermediate Capital Group Plc	2,337,670
46,328	Interserve Plc	346,257
525,564	ITV Plc	987,083
61,577	John Wood Group Plc	714,298
747,980	Johnston Press Plc *	143,881
260,871	Ladbrokes Plc	907,483
68,731	Lancashire Holdings Ltd	946,533
623,840	Marston’s Plc	1,327,110
89,504	Mcbride Plc	199,030
155,508	Micro Focus International Plc	1,618,497
142,732	Mitie Group Plc	620,219
42,171	Morgan Crucible Co Plc	187,254
350,920	National Express Group Plc	1,168,124
257,647	Pace Plc	911,726
132,805	Playtech Ltd	1,151,007
548,773	Premier Foods Plc *	762,214
1,049,304	Punch Taverns Plc *	176,483
348,480	Qinetiq Group Plc	1,082,602
8,239	Rotork Plc	355,672
57,193	Senior Plc	209,699
224,168	SIG Plc	473,107
575,040	Spirit Pub Co Plc	581,375
110,141	Stagecoach Group Plc	496,383
1,838,664	Thomas Cook Group Plc *	2,418,245
322,378	Trinity Mirror Plc *	575,004
461,981	TUI Travel Plc	2,216,139
205,851	Tullett Prebon Plc	870,600
102,456	United Business Media Ltd	1,200,305
144,010	Vesuvius Plc	830,106
167,173	WH Smith Plc	1,707,640
38,490	Whitbread Plc	1,469,077
341,598	William Hill Plc	2,094,021

	Total United Kingdom	63,970,088

	TOTAL COMMON STOCKS (COST $263,672,401)	297,883,826

See accompanying notes to the financial statements.	71

International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Shares	Description	Value ($)
	PREFERRED STOCKS — 1.7%

	Brazil — 0.4%
70,400	Eletropaulo Metropolitana SA 0.03%	425,018
63,600	Metalurgica Gerdau SA 0.39%	673,143

	Total Brazil	1,098,161

	Germany — 0.7%
5,006	Biotest AG 1.03%	344,975
7,532	Fuchs Petrolub AG 2.19%	580,314
19,800	Jungheinrich AG 2.20%	868,097
16,061	ProSiebenSat.1 Media AG 21.47%	552,758

	Total Germany	2,346,144

	Russia — 0.6%
857	Transneft 1.01%	1,921,782

	TOTAL PREFERRED STOCKS (COST $4,861,355)	5,366,087

	RIGHTS/WARRANTS — 0.0%

	Malaysia — 0.0%
11,833	Coastal Contracts Warrants, Expires 07/18/16 *	823

	TOTAL RIGHTS/WARRANTS (COST $0)	823

	MUTUAL FUNDS — 1.3%

	United States — 1.3%
	Affiliated Issuers
162,699	GMO U.S. Treasury Fund	4,067,469

	TOTAL MUTUAL FUNDS (COST $4,067,469)	4,067,469

Par Value		Description	Value ($)
		SHORT-TERM INVESTMENTS — 1.0%

		Time Deposits — 1.0%
CAD	19,008	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.21%, due 03/01/13	18,432
CHF	5,469	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.00%, due 03/01/13	5,835
GBP	10,219	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.07%, due 03/01/13	15,502
HKD	77,547	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 03/01/13	9,999
JPY	1,113,287	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 03/01/13	12,012
NOK	55,329	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.55%, due 03/01/13	9,638
NZD	12,029	Brown Brothers Harriman (Grand Cayman) Time Deposit, 1.45%, due 03/01/13	9,945
SEK	63,448	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.05%, due 03/01/13	9,810
SGD	88,418	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 03/01/13	71,397
ZAR	201,538	Brown Brothers Harriman (Grand Cayman) Time Deposit, 4.20%, due 03/01/13	22,357
EUR	16,920	Citibank (New York) Time Deposit, (0.04)%, due 03/01/13	22,090
AUD	76,495	JPMorgan Chase (New York) Time Deposit, 1.58%, due 03/01/13	78,136
USD	231,756	Skandinaviska Enskilda Banken, AB (Stockholm) Time Deposit, 0.08%, due 03/01/13	231,756
USD	2,500,000	Societe Generale (Paris) Time Deposit, 0.08%, due 03/01/13	2,500,000

		Total Time Deposits	3,016,909

		TOTAL SHORT-TERM INVESTMENTS (COST $3,016,909)	3,016,909

		TOTAL INVESTMENTS — 99.0% (Cost $275,618,134)	310,335,114
		Other Assets and Liabilities (net) — 1.0%	3,222,005

		TOTAL NET ASSETS — 100.0%	$313,557,119

72	See accompanying notes to the financial statements.

International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2013

A summary of outstanding financial instruments at February 28, 2013 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
04/19/13	BOA	CAD	2,538,907	USD	2,505,813	$46,394
04/19/13	DB	CAD	743,049	USD	732,429	12,643
04/19/13	JPM	CAD	2,489,547	USD	2,453,495	41,891
04/19/13	RBS	CAD	1,404,263	USD	1,384,007	23,708
04/19/13	BBH	CHF	256,002	USD	277,311	4,037
04/19/13	RBS	CHF	167,038	USD	181,092	2,784
04/19/13	MSCI	EUR	1,264,966	USD	1,688,656	36,598
04/19/13	BBH	JPY	103,221,387	USD	1,104,539	(9,436)
04/19/13	BCLY	JPY	67,968,422	USD	727,363	(6,159)
04/19/13	BNYM	JPY	214,088,358	USD	2,289,482	(20,980)
04/19/13	BOA	JPY	193,974,162	USD	2,075,580	(17,808)
04/19/13	JPM	JPY	193,974,162	USD	2,075,354	(18,034)
04/19/13	MSCI	JPY	218,921,078	USD	2,341,492	(21,125)
04/19/13	SSB	JPY	132,893,083	USD	1,422,016	(12,179)
04/19/13	BBH	NOK	5,472,060	USD	982,942	31,461
04/19/13	DB	NOK	5,298,888	USD	953,037	31,667
04/19/13	MSCI	NOK	5,843,353	USD	1,049,984	33,942
04/19/13	BBH	USD	634,822	GBP	410,702	(11,926)
04/19/13	BBH	USD	1,600,771	HKD	12,410,118	(297)
04/19/13	BCLY	USD	176,434	SGD	218,528	25
04/19/13	BNYM	USD	1,324,285	GBP	856,657	(25,026)
04/19/13	BNYM	USD	3,443,103	HKD	26,692,142	(746)
04/19/13	BNYM	USD	1,551,962	SEK	9,831,338	(33,426)
04/19/13	BNYM	USD	332,131	SGD	411,280	(26)
04/19/13	BOA	USD	3,315,614	HKD	25,704,665	(607)
04/19/13	BOA	USD	351,048	SEK	2,226,068	(7,212)
04/19/13	BOA	USD	6,131,662	SGD	7,593,395	(54)
04/19/13	DB	USD	343,431	GBP	221,998	(6,735)
04/19/13	JPM	USD	1,662,002	HKD	12,884,956	(291)
04/19/13	JPM	USD	648,714	SGD	803,634	214
04/19/13	MSCI	USD	1,440,193	GBP	931,657	(27,185)
04/19/13	MSCI	USD	1,190,008	HKD	9,225,235	(273)
04/19/13	RBS	USD	870,565	SEK	5,510,592	(19,406)
04/19/13	SSB	USD	640,901	GBP	414,663	(11,998)
04/19/13	SSB	USD	1,296,485	HKD	10,051,191	(231)

						$14,204

Futures Contracts

Number of Contracts	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Buys
108	CAC 40	March 2013	$5,233,580	$92,037
11	DAX	March 2013	2,775,722	52,149
78	FTSE/MIB	March 2013	8,077,201	(55,321)
31	IBEX 35	March 2013	3,329,147	63,255
20	TOPIX	March 2013	2,094,420	397,149

			$21,510,070	$549,269

Sales
163	OMXS 30	March 2013	$3,009,472	$(74,675)
45	S&P Toronto 60	March 2013	6,438,109	(319,518)
48	SPI 200	March 2013	6,211,212	(540,038)

			$15,658,793	$(934,231)

As of February 28, 2013, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

*	Non-income producing security.

(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

(b)	Bankrupt issuer.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 93.

See accompanying notes to the financial statements.	73

Resources Fund

(A Series of GMO Trust)

Portfolio Managers

Day-to-day management of the Fund’s portfolio is the responsibility of the Global Equity Division while the strategic direction of the Fund’s portfolio is the responsibility of the Asset Allocation Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Although GMO Resources Fund does not seek to control risk relative to any securities market index or benchmark, a discussion of the Fund’s performance relative to the MSCI ACWI Commodity Producers Index is included for comparative purposes.

GMO Resources Fund returned -4.0% for the period ended February 28, 2013, as compared with -9.2% for the MSCI ACWI Commodity Producers Index.

Relative to the Index, stock selection was the primary driver of the outperformance. Those stocks chosen within Materials and Consumer Staples added value. Overweight positions in food products company Marine Harvest in Norway and metals and mining company KGHM Polska Miedz in Poland were positive contributors. Holdings in oil companies ExxonMobil and Chevron in the U.S. were among the detractors.

Country selection hurt relative performance, mainly from the underweight exposure to the U.S., which outperformed.

Sector selection (as a result of stock selection) also added value. Overweights to Industrials and Consumer Staples, both of which outperformed, helped.

Because some of the securities and instruments held directly or indirectly by the Fund had positive fair value adjustments during the fiscal year (and the performance of indices are not fair valued), the Fund’s absolute and relative performance is better than it otherwise would have been.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

74

Resources Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO Resources Fund Class III Shares and the

MSCI ACWI Commodity Producers Index

As of February 28, 2013

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .30% on the purchase and .30% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

75

Resources Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2013 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	78.6%
Short-Term Investments	4.4
Preferred Stocks	2.2
Mutual Funds	1.0
Other	13.8

100.0%

Country Summary*	% of Equity Investments
United States	24.6%
United Kingdom	14.6
Japan	11.1
Canada	7.9
Norway	6.7
Russia	5.1
Brazil	4.4
China	4.2
France	3.4
Italy	2.7
Spain	2.7
Poland	1.9
Singapore	1.7
Israel	1.2
Czech Republic	0.9
Germany	0.9
Thailand	0.8
Denmark	0.7
Turkey	0.7
Austria	0.6
Sweden	0.6
Indonesia	0.5
Australia	0.4
Netherlands	0.4
South Africa	0.4
Greece	0.3
Hungary	0.3
Taiwan	0.2
South Korea	0.1

100.0%

*	The table above shows country exposure in the Fund. The table excludes short-term investments. The table excludes exposure through forward currency contracts and includes exposure through other derivative financial instruments, if any. The table takes into account the market value of securities and options and the notional amounts of swap agreements and other derivative financial instruments, if any.

Industry Group Summary	% of Equity Investments**
Energy	47.4%
Materials	29.1
Capital Goods	13.5
Food, Beverage & Tobacco	5.7
Utilities	4.3

100.0%

**	Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks. This table excludes exposure to derivative contracts and ETF’s, if any. For a summary of derivative contract exposure, if any, see the summary of outstanding financial instruments section of the Schedule of Investments.

76

Resources Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2013

Shares	Description	Value ($)
	COMMON STOCKS — 78.6%

	Australia — 0.3%
106,994	Incitec Pivot Ltd	351,698

	Austria — 0.5%
12,152	OMV AG	527,820

	Brazil — 1.4%
47,900	Petroleo Brasileiro SA (Petrobras)	350,647
58,600	Vale SA	1,119,067

	Total Brazil	1,469,714

	Canada — 6.3%
16,400	Agrium Inc	1,698,285
13,100	Calfrac Well Services Ltd	309,954
9,300	Canadian Natural Resources Ltd	284,253
12,700	Canadian Oil Sands Ltd	259,973
13,600	Encana Corp	244,635
17,900	Ensign Energy Services Inc	297,509
6,200	First Quantum Minerals Ltd	115,493
3,700	Husky Energy Inc	113,772
12,900	Nexen Inc	353,882
9,900	Pacific Rubiales Energy Corp	242,400
23,200	Petrominerales Ltd	193,474
37,200	Precision Drilling Corp	310,225
15,900	Savanna Energy Services Corp	111,011
60,200	Sherritt International Corp	309,975
11,900	Suncor Energy Inc	360,606
33,400	Talisman Energy Inc	419,423
17,700	Teck Resources Ltd-Class B	548,035
19,800	Trican Well Service Ltd	255,168
26,700	Trinidad Drilling Ltd	182,272

	Total Canada	6,610,345

	China — 3.4%
896,000	Asian Citrus Holdings Ltd	429,146
114,000	China Oilfield Services Ltd-Class H	241,924
1,136,000	China Qinfa Group Ltd	146,166
72,500	China Shenhua Energy Co Ltd-Class H	274,189
412,000	CNOOC Ltd	806,276
236,000	First Tractor Co Ltd-Class H *	230,120
863,000	Hidili Industry International Development Ltd	234,183
708,000	Minmetals Resources Ltd *	311,716
548,000	Yanzhou Coal Mining Co Ltd-Class H	843,272

	Total China	3,516,992

	Czech Republic — 0.7%
24,670	CEZ AS	741,634

Shares	Description	Value ($)
	Denmark — 0.5%
77,728	Vestas Wind Systems A/S *	554,352

	France — 2.8%
56,145	Electricite de France SA	1,059,394
36,846	Total SA	1,839,563

	Total France	2,898,957

	Germany — 0.7%
5,518	Aurubis AG	386,297
7,749	K+S AG	363,341

	Total Germany	749,638

	Greece — 0.2%
35,169	Mytilineos Holdings SA *	233,377

	Hungary — 0.3%
3,667	MOL Hungarian Oil and Gas Plc	281,634

	Indonesia — 0.4%
2,999,500	Bumi Resources Tbk PT	253,753
41,000	Indo Tambangraya Megah PT	170,469

	Total Indonesia	424,222

	Israel — 1.0%
67,271	Israel Chemicals Ltd	867,185
235	Israel Corp Ltd (The)	168,319

	Total Israel	1,035,504

	Italy — 2.2%
48,442	ENI SPA	1,102,529
98,143	Fiat Industrial SPA	1,189,618

	Total Italy	2,292,147

	Japan — 9.0%
55	INPEX Corp	291,953
132,200	Itochu Corp	1,525,417
21,000	Kubota Corp	253,278
173,000	Marubeni Corp	1,261,838
105,000	Mitsubishi Materials Corp	319,423
78,700	Mitsubishi Corp	1,559,094
109,400	Mitsui & Co Ltd	1,619,506
110,000	Mitsui Mining & Smelting Co Ltd	271,389
39,000	Nihon Nohyaku Co Ltd	245,395
130,000	Nippon Coke & Engineering Co Ltd	169,625
12,300	Shinko Plantech Co Ltd	101,709
101,000	Sumitomo Corp	1,233,429
31,000	Sumitomo Metal Mining Co Ltd	488,052

	Total Japan	9,340,108

See accompanying notes to the financial statements.	77

Resources Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Shares	Description	Value ($)
	Netherlands — 0.3%
1,968	Fugro NV	93,520
15,453	SBM Offshore NV *	215,616

	Total Netherlands	309,136

	Norway — 5.4%
5,011	Aker Solutions ASA	98,219
85,891	Austevoll Seafood ASA	536,939
29,219	Cermaq ASA	500,393
6,611	Fred Olsen Energy ASA	287,285
691,532	Marine Harvest ASA *	725,899
103,084	Morpol ASA *	204,337
19,317	ProSafe SE	193,479
32,438	Salmar ASA *	330,934
29,736	Statoil ASA	738,187
8,393	TGS Nopec Geophysical Co ASA	317,187
35,103	Yara International ASA	1,673,682

	Total Norway	5,606,541

	Poland — 1.5%
9,501	Jastrzebska Spolka Weglowa SA	283,246
16,877	KGHM Polska Miedz SA	956,893
8,542	Zaklady Azotowe Pulawy SA	347,399

	Total Poland	1,587,538

	Russia — 4.1%
166,659	Gazprom OAO Sponsored ADR	1,479,800
19,051	Lukoil OAO Sponsored ADR	1,229,664
22,519	Phosagro OAO GDR	306,361
77,301	Rosneft OJSC GDR (Registered Shares)	610,887
10,878	Tatneft Sponsored ADR	450,919
12,546	TMK OAO GDR (Registered Shares)	186,485

	Total Russia	4,264,116

	Singapore — 1.4%
107,000	Ezra Holdings Ltd *	97,212
1,935,000	Golden Agri-Resources Ltd	1,012,270
216,000	Indofood Agri Resources Ltd	215,795
180,000	Swiber Holdings Ltd	99,852

	Total Singapore	1,425,129

	South Africa — 0.3%
8,657	Palabora Mining Co Ltd *	98,602
5,976	Sasol Ltd	254,171

	Total South Africa	352,773

	South Korea — 0.1%
4,430	Poongsan Corp	118,487

Shares	Description	Value ($)
	Spain — 2.2%
40,769	Endesa SA	940,077
144,028	Iberdrola SA	710,702
28,199	Repsol YPF SA	599,828

	Total Spain	2,250,607

	Sweden — 0.5%
31,140	Boliden AB	525,929

	Taiwan — 0.2%
354,000	Sinon Corp	170,822

	Thailand — 0.6%
23,150	Banpu Pcl (Foreign Registered)	304,253
15,664	PTT Exploration & Production Pcl (Foreign Registered)	82,999
5,500	PTT Pcl	64,716
15,300	PTT Pcl (Foreign Registered)	180,027

	Total Thailand	631,995

	Turkey — 0.6%
35,288	Gubre Fabrikalari TAS *	355,231
90,406	Koza Anadolu Metal Madencilik Isletmeleri AS *	241,841

	Total Turkey	597,072

	United Kingdom — 11.8%
43,580	Anglo American Plc	1,262,807
54,123	BHP Billiton Plc	1,707,898
279,714	BP Plc	1,875,630
69,553	Eurasian Natural Resources Corp Plc	354,483
7,633	Hargreaves Services Plc	98,851
35,530	Kazakhmys Plc	331,472
24,954	New World Resources Plc	99,838
54,995	Rio Tinto Plc	2,940,713
41,012	Royal Dutch Shell Plc A Shares (London)	1,347,021
28,708	Royal Dutch Shell Plc B Shares (London)	966,045
75,157	Xstrata Plc	1,319,115

	Total United Kingdom	12,303,873

	United States — 19.9%
18,900	AGCO Corp.	972,972
14,100	Apache Corp.	1,047,207
57,100	Arch Coal, Inc.	298,633
2,900	Atwood Oceanics, Inc. *	148,335
12,100	Baker Hughes, Inc.	542,322
14,700	Basic Energy Services, Inc. *	215,061
11,400	C&J Energy Services, Inc. *	275,880
17,200	Chevron Corp.	2,014,980
52,800	Chiquita Brands International, Inc. *	327,888

78	See accompanying notes to the financial statements.

Resources Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Shares	Description	Value ($)
	United States — (continued)
3,600	Cimarex Energy Co.	242,316
33,200	Cloud Peak Energy, Inc. *	569,048
28,700	ConocoPhillips	1,663,165
10,500	Deere & Co.	922,215
7,400	Denbury Resources, Inc. *	134,088
8,700	Devon Energy Corp.	472,062
45,300	Dole Food Co., Inc. *	507,360
19,400	Exxon Mobil Corp.	1,737,270
20,900	Forest Oil Corp. *	121,220
41,100	Freeport–McMoRan Copper & Gold, Inc.	1,311,912
16,300	Helix Energy Solutions Group, Inc. *	381,583
22,200	Hercules Offshore, Inc. *	150,516
12,200	Hess Corp.	811,300
34,400	James River Coal Co. *	91,160
25,200	Kodiak Oil & Gas Corp *	224,280
32,200	Marathon Oil Corp.	1,078,700
9,100	Mosaic Co. (The)	532,714
11,100	Newfield Exploration Co. *	256,632
2,800	NextEra Energy, Inc.	201,236
11,200	Noble Corp.	401,184
2,300	Oil States International, Inc. *	175,145
37,700	Parker Drilling Co. *	179,452
37,000	Peabody Energy Corp.	797,720
20,100	Pioneer Energy Services Corp. *	175,473
9,400	RPC, Inc.	152,092
11,600	Stone Energy Corp. *	237,220
11,700	Superior Energy Services, Inc. *	309,465
7,900	Unit Corp. *	359,292
8,700	W&T Offshore, Inc.	129,282
26,400	Weatherford International Ltd. *	313,632
3,000	Whiting Petroleum Corp. *	146,100
16,500	Willbros Group, Inc. *	111,375

	Total United States	20,739,487

	TOTAL COMMON STOCKS (COST $80,938,139)	81,911,647

	PREFERRED STOCKS — 2.2%

	Brazil — 2.2%
78,600	Petroleo Brasileiro SA (Petrobras) 0.75%	659,567
85,587	Vale SA 1.86%	1,580,380

	Total Brazil	2,239,947

	TOTAL PREFERRED STOCKS (COST $2,311,205)	2,239,947

Shares / Par Value		Description	Value ($)
		MUTUAL FUNDS — 1.0%

		United States — 1.0%
		Affiliated Issuers
	41,640	GMO U.S. Treasury Fund	1,041,000

		TOTAL MUTUAL FUNDS (COST $1,041,000)	1,041,000

		SHORT-TERM INVESTMENTS — 4.4%

		Time Deposits — 4.4%
USD	500,000	Bank of America (Charlotte) Time Deposit, 0.08%, due 03/01/13	500,000
USD	500,000	Bank of Tokyo-Mitsubishi (Tokyo) Time Deposit, 0.08%, due 03/01/13	500,000
USD	500,000	BNP Paribas (Paris) Time Deposit, 0.08%, due 03/01/13	500,000
CAD	3,779	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.21%, due 03/01/13	3,665
NOK	13,988	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.55%, due 03/01/13	2,442
USD	1,127,105	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.08%, due 03/01/13	1,127,105
USD	500,000	Citibank (New York) Time Deposit, 0.08%, due 03/01/13	500,000
USD	500,000	Deustche Bank (Frankfurt) Time Deposit, 0.08%, due 03/01/13	500,000
USD	500,000	DnB Nor Bank (Oslo) Time Deposit, 0.08%, due 03/01/13	500,000
USD	500,000	National Australia Bank (Melbourne) Time Deposit, 0.08%, due 03/01/13	500,000

		Total Time Deposits	4,633,212

		TOTAL SHORT-TERM INVESTMENTS (COST $4,633,212)	4,633,212

		TOTAL INVESTMENTS — 86.2% (Cost $88,923,556)	89,825,806
		Other Assets and Liabilities (net) — 13.8%	14,414,863

		TOTAL NET ASSETS — 100.0%	$104,240,669

Notes to Schedule of Investments:

*	Non-income producing security.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 93.

See accompanying notes to the financial statements.	79

Risk Premium Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Global Equity Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Since inception on November 15, 2012, Class VI shares of GMO Risk Premium Fund returned +5.3% for the fiscal year ended February 28, 2013, as compared with +12.6% for the MSCI World Index.

Because the Fund gains its investment exposure by writing (selling) options on equity indices, the Fund does not benefit from appreciation in equity markets. Accordingly, during periods when equity markets rise sharply, such as the Fund’s initial fiscal period, the Fund will underperform the equity markets.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

80

Risk Premium Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO Risk Premium Fund and the MSCI World Index

As of February 28, 2013

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .15% on the purchase and .15% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited. Performance for classes may vary due to different fees.

*	For the period from November 15, 2012 to December 14, 2012, no Class III shares were outstanding. Performance for that period is that of Class VI, which has lower expenses. Therefore, the performance shown is higher than it would have been if Class III expenses had been applied throughout.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

81

Risk Premium Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2013 (Unaudited)

Asset Class Summary	% of Total Net Assets
Mutual Funds	44.1%
Short-Term Investments	2.5
Written Options	(1.2)
Other	54.6

100.0%

82

Risk Premium Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2013

Shares	Description	Value ($)
	MUTUAL FUNDS — 44.1%

	Affiliated Issuers
11,130,121	GMO U.S. Treasury Fund	278,253,028

	TOTAL MUTUAL FUNDS (COST $278,323,000)	278,253,028

Shares	Description	Value ($)
	SHORT-TERM INVESTMENTS — 2.5%

	Money Market Fund
16,034,262	State Street Institutional Treasury Money Market Fund-Institutional Class, 0.00% (a)	16,034,262

	TOTAL SHORT-TERM INVESTMENTS (COST $16,034,262)	16,034,262

	TOTAL INVESTMENTS — 46.6% (Cost $294,357,262)	294,287,290
	Other Assets and Liabilities (net) — 53.4%	337,214,272

	TOTAL NET ASSETS — 100.0%	$631,501,562

A summary of outstanding financial instruments at February 28, 2013 is as follows:

Written Options

Number of Contracts		Expiration Date	Description		Premiums	Market Value
Put	211	03/15/13	EUR	Euro STOXX 50, Strike 2,575	$135,349	$(65,628)
Put	4,139	03/15/13	EUR	Euro STOXX 50, Strike 2,625	2,327,524	(2,227,166)
Put	405	03/15/13	EUR	Euro STOXX 50, Strike 2,600	281,353	(167,164)
Put	526	03/15/13	GBP	FTSE 100, Strike 6,350	757,151	(513,627)
Put	17	03/27/13	HKD	Hang Seng, Strike 23,400	44,004	(68,699)
Put	152	03/27/13	HKD	Hang Seng, Strike 22,600	422,211	(205,287)
Put	732	03/08/13	JPY	Nikkei 225, Strike 11,250	2,359,919	(622,792)
Put	151	03/08/13	JPY	Nikkei 225, Strike 10,750	363,865	(20,543)
Put	6	04/12/13	JPY	Nikkei 225, Strike 11,500	34,134	(29,061)
Put	120	03/08/13	JPY	Nikkei 225, Strike 11,500	360,200	(225,883)
Put	1,329	03/16/13	USD	S&P 500, Strike 1,520	2,215,393	(2,471,940)
Put	2	03/16/13	USD	S&P 500, Strike 1,510	5,814	(2,880)
Put	120	03/16/13	USD	S&P 500, Strike 1,500	122,056	(134,400)
Put	3,629	03/15/13	CAD	S&P/TSX 60, Strike 730	305,228	(154,837)
Put	6	03/21/13	AUD	SPI 200, Strike 5,025	4,060	(3,137)
Put	34	03/21/13	AUD	SPI 200, Strike 5,000	21,469	(13,681)
Put	469	03/21/13	AUD	SPI 200, Strike 5,100	420,043	(414,673)

					$10,179,773	$(7,341,398)

As of February 28, 2013 for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange

Notes to Schedule of Investments:

(a)	The rate disclosed is the 7 day net yield as of February 28, 2013. Note: Yield rounds to 0.00%.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 93.

See accompanying notes to the financial statements.	83

Tax-Managed International Equities Fund

(A Series of GMO Trust)

Portfolio Managers

Day-to-day management of the Fund’s portfolio is the responsibility of the Global Equity Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO Tax-Managed International Equities Fund returned +9.0% for the fiscal year ended February 28, 2013, as compared with +9.8% for the MSCI EAFE Index.

Country selection had a negative impact on relative performance. Overweights to Italy and Spain, which underperformed, and an underweight to Switzerland, which outperformed, were among the detractors.

Stock selection had a positive impact on performance relative to the benchmark. Overweight positions in French pharmaceutical Sanofi and Australian telecom provider Telestra contributed. Detractors included overweight positions in German utility E.ON and French oil company Total.

Sector selection (as a result of stock selection) also had a negative impact on performance relative to the benchmark. An overweight to Energy, which underperformed, and an underweight to Financials, which outperformed, detracted. The Fund benefited from overweighting the Health Care sector, which outperformed, and underweighting the Materials sector, which underperformed.

Because some of the securities and instruments held directly or indirectly by the Fund had positive fair value adjustments during the fiscal year (and the performance of indices are not fair valued), the Fund’s absolute and relative performance is better than it otherwise would have been.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

84

Tax-Managed International Equities Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $5,000,000 Investment in

GMO Tax-Managed International Equities Fund Class III Shares and the

MSCI EAFE Index

As of February 28, 2013

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2013. All information is unaudited.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

85

Tax-Managed International Equities Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2013 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	96.9%
Forward Currency Contracts	0.0 ^
Mutual Funds	1.1
Short-Term Investments	1.0
Preferred Stocks	0.7
Other	0.3

100.0%

Country Summary*	% of Investments
Japan	24.0%
United Kingdom	21.0
France	12.9
Spain	7.9
Germany	7.7
Italy	6.0
Australia	4.7
Singapore	2.4
Canada	2.3
Belgium	1.9
Netherlands	1.5
Switzerland	1.4
Denmark	1.0
Hong Kong	1.0
Austria	0.8
Sweden	0.8
Finland	0.6
Ireland	0.6
New Zealand	0.5
Portugal	0.5
Greece	0.2
Norway	0.2
Israel	0.1
Malta	0.0 ^

100.0%

^	Rounds to 0.0%.

*	The table above shows country exposure in the Fund. The table excludes short-term investments. The table excludes exposure through forward currency contracts and includes exposure through other derivative financial instruments, if any. The table takes into account the market value of securities and options and the notional amounts of swap agreements and other derivative financial instruments, if any.

Industry Group Summary	% of Equity Investments**
Energy	12.4%
Pharmaceuticals, Biotechnology & Life Sciences	11.5
Banks	11.3
Capital Goods	9.2
Telecommunication Services	8.2
Utilities	5.8
Materials	5.6
Insurance	5.3
Food, Beverage & Tobacco	4.5
Automobiles & Components	3.7
Retailing	3.5
Real Estate	3.2
Transportation	2.4
Consumer Services	2.0
Diversified Financials	1.8
Food & Staples Retailing	1.6
Technology Hardware & Equipment	1.4
Software & Services	1.4
Health Care Equipment & Services	1.0
Media	1.0
Consumer Durables & Apparel	1.0
Household & Personal Products	1.0
Commercial & Professional Services	0.6
Semiconductors & Semiconductor Equipment	0.6

100.0%

**	Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks. This table excludes exposure to derivative contracts and ETF’s, if any. For a summary of derivative contract exposure, if any, see the summary of outstanding financial instruments section of the Schedule of Investments.

86

Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2013

Shares	Description	Value ($)
	COMMON STOCKS — 96.9%

	Australia — 4.6%
470,823	Arrium Ltd	573,217
17,109	BHP Billiton Ltd	640,529
155,094	BlueScope Steel Ltd *	717,840
11,506	Commonwealth Bank of Australia	788,686
57,563	CSL Ltd	3,527,529
245,117	Dexus Property Group (REIT)	272,986
507,912	Goodman Fielder Ltd *	382,925
54,055	Goodman Group (REIT)	256,410
68,147	GPT Group (REIT)	273,052
19,072	JB Hi–Fi Ltd	251,545
26,449	Macquarie Group Ltd	1,016,090
444,427	Mirvac Group (REIT)	743,605
88,505	Myer Holdings Ltd	251,597
201,067	QBE Insurance Group Ltd	2,738,198
7,458	Rio Tinto Ltd	507,548
321,721	Stockland (REIT)	1,235,683
98,499	TABCORP Holdings Ltd	319,436
201,890	Tatts Group Ltd	656,326
843,210	Telstra Corp Ltd	3,946,739
92,227	Westpac Banking Corp	2,893,270

	Total Australia	21,993,211

	Austria — 0.8%
8,935	Andritz AG	630,028
11,373	Erste Group Bank AG *	365,055
88,088	Immofinanz AG (Entitlement Shares) *	—
34,414	OMV AG	1,494,767
9,416	Raiffeisen International Bank Holding	354,942
27,079	Voestalpine AG	911,119

	Total Austria	3,755,911

	Belgium — 1.8%
41,633	Ageas	1,414,455
48,661	Anheuser-Busch InBev NV	4,560,260
24,019	Belgacom SA	670,153
23,603	Delhaize Group	1,139,465
25,475	KBC Groep NV	940,941

	Total Belgium	8,725,274

	Canada — 2.2%
9,300	Alimentation Couche Tard Inc	481,751
6,900	Bank of Montreal	429,623
16,100	Canadian Natural Resources Ltd	492,094
7,400	Canadian Tire Corp Ltd	493,836
16,800	Canadian National Railway Co	1,705,006
2,800	Canadian Pacific Railway Ltd	340,616
35,400	First Quantum Minerals Ltd	659,427

Shares	Description	Value ($)
	Canada — (continued)
30,900	Husky Energy Inc	950,147
13,800	Magna International Inc-Class A	733,993
36,600	Manulife Financial Corp	543,011
10,100	Metro Inc-Class A	632,591
79,700	Research In Motion Ltd *	1,080,442
5,500	Royal Bank of Canada	341,440
43,900	Sun Life Financial Inc	1,226,433
21,800	Teck Resources Ltd-Class B	674,981

	Total Canada	10,785,391

	Denmark — 1.0%
6,665	Coloplast A/S	347,608
26,067	Novo-Nordisk A/S-Class B	4,557,404

	Total Denmark	4,905,012

	Finland — 0.5%
6,389	Kone Oyj-Class B	515,470
567,835	Nokia Oyj	2,063,439

	Total Finland	2,578,909

	France — 12.5%
126,818	Air France–KLM *	1,343,570
20,016	ArcelorMittal	299,673
80,477	AXA	1,392,216
67,073	BNP Paribas	3,751,673
45,672	Bouygues SA	1,287,196
3,456	Bureau Veritas SA	445,027
30,147	Carrefour SA	819,936
12,226	Compagnie Generale des Etablissements Michelin-Class B	1,088,965
58,961	Credit Agricole SA *	550,105
12,581	Dassault Systemes SA	1,425,202
10,013	Essilor International SA	1,030,736
1,613	Esso SAF	116,098
45,518	France Telecom SA	439,019
44,011	GDF Suez	830,760
16,002	GDF Suez VVPR Strip *	21
14,015	Gemalto NV	1,273,546
5,747	L’Oreal SA	857,327
10,536	Lafarge SA	707,319
9,585	Lagardere SCA	341,467
4,045	NYSE Euronext	149,457
34,826	PagesJaunes Groupe *	92,878
112,152	Peugeot SA *	844,513
2,330	Remy Cointreau SA	294,285
60,370	Renault SA	3,813,336
10,990	Safran SA	502,248
136,820	Sanofi	12,920,988
57,657	Societe Generale *	2,197,803

See accompanying notes to the financial statements.	87

Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Shares	Description	Value ($)
	France — (continued)
51,550	STMicroelectronics NV	410,481
364,238	Total SA	18,184,843
1,621	Unibail-Rodamco SE (REIT)	368,868
16,880	Veolia Environnement	212,028
58,231	Vivendi SA	1,221,484
8,015	Zodiac Aerospace	900,069

	Total France	60,113,137

	Germany — 6.8%
13,960	Allianz SE (Registered)	1,903,253
15,112	Aurubis AG	1,057,942
57,775	Bayer AG (Registered)	5,705,848
9,725	Beiersdorf AG	846,407
26,856	Celesio AG	484,849
7,908	Continental AG	925,855
73,201	Deutsche Lufthansa AG (Registered)	1,473,759
15,683	Deutsche Bank AG (Registered)	716,002
45,524	Deutsche Post AG (Registered)	1,019,099
8,074	Duerr AG	883,867
307,128	E.ON AG	5,116,794
29,880	Freenet AG	666,282
11,465	Hannover Rueckversicherung AG (Registered)	895,253
1,935	Hugo Boss AG	223,904
7,275	Kabel Deutschland Holding AG	629,868
4,274	Lanxess AG	360,707
8,577	Leoni AG	385,379
5,421	Merck KGaA	763,273
18,220	Metro AG	562,384
12,657	Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	2,270,390
51,688	RWE AG	1,894,752
9,503	Salzgitter AG	451,634
26,290	SAP AG	2,052,995
25,341	Suedzucker AG	1,108,598
26,139	TUI AG *	261,056

	Total Germany	32,660,150

	Greece — 0.2%
63,360	OPAP SA	538,401
57,239	Public Power Corp SA *	562,890

	Total Greece	1,101,291

	Hong Kong — 1.0%
70,000	Cheung Kong Holdings Ltd	1,086,903
321,520	Esprit Holdings Ltd	419,078
150,000	Galaxy Entertainment Group Ltd *	628,471
292,380	Hong Kong & China Gas	817,826
42,500	Link (REIT)	227,202
394,000	Pacific Basin Shipping Ltd	231,977

Shares	Description	Value ($)
	Hong Kong — (continued)
50,000	Sun Hung Kai Properties Ltd	775,041
26,000	Swire Pacific Ltd	336,393
115,000	Yue Yuen Industrial Holdings	388,530

	Total Hong Kong	4,911,421

	Ireland — 0.6%
57,269	C&C Group Plc	365,755
9,955	DCC Plc	349,454
19,423	Kerry Group Plc-Class A	1,089,344
9,289	Paddy Power Plc	766,679
28,048	Smurfit Kappa Group Plc	434,998

	Total Ireland	3,006,230

	Israel — 0.1%
8,640	Teva Pharmaceutical Industries Ltd	323,511

	Italy — 5.8%
522,899	A2A SPA	280,413
45,779	Azimut Holding SPA	725,930
28,521	Banca Popolare dell’Emilia Romagna Scrl	203,765
17,010	Danieli & Co SPA-RSP	291,022
1,955,740	Enel SPA	7,058,663
256,296	ENI SPA	5,833,239
37,857	Exor SPA	1,056,277
50,777	Fiat Industrial SPA	615,482
208,771	Fiat SPA *	1,114,241
256,687	Finmeccanica SPA *	1,256,107
658,850	Intesa Sanpaolo SPA	1,060,810
12,149	Lottomatica Group SPA	279,835
20,992	Luxottica Group SPA	979,266
394,543	Mediaset SPA	870,508
179,401	Mediolanum SPA	990,195
190,126	Milano Assicurazioni SPA *	92,511
54,263	Pirelli & C. SPA	628,277
25,205	Recordati SPA	249,805
49,450	Snam Rete Gas SPA	234,151
2,609,712	Telecom Italia SPA	1,919,170
1,851,049	Telecom Italia SPA-Di RISP	1,197,023
63,949	Terna SPA	267,047
107,200	UniCredit SPA *	540,719
119,683	Unipol Gruppo Finanziario SPA *	271,072

	Total Italy	28,015,528

	Japan — 23.5%
10,300	ABC-Mart Inc	359,334
779	Accordia Golf Co Ltd	735,733
150	Advance Residence Investment Corp (REIT)	318,630
124,800	Aeon Co Ltd	1,403,325
30,000	Ajinomoto Co Inc	397,759

88	See accompanying notes to the financial statements.

Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Shares	Description	Value ($)
	Japan — (continued)
16,200	Alfresa Holdings Corp	797,070
21,000	Anritsu Corp	310,563
18,900	Arnest One Corp	310,522
47,300	Astellas Pharma Inc	2,555,041
2,400	Calbee Inc	204,487
5,200	Central Japan Railway Co	505,332
192,000	Cosmo Oil Co Ltd	450,537
15,100	Credit Saison Co Ltd	321,437
52,650	Daiei Inc *	131,017
239,000	Daikyo Inc	574,225
33,600	Daito Trust Construction Co Ltd	3,006,645
26,000	Daiwa House Industry Co Ltd	477,872
46,900	Dena Co Ltd	1,315,132
131,000	DIC Corp	262,378
28,200	Edion Corp	122,575
25,800	Eisai Co Ltd	1,148,940
6,100	Fast Retailing Co Ltd	1,674,517
178,000	Fuji Electric Co Ltd	508,295
97,000	Fuji Heavy Industries Ltd	1,452,379
17,900	Fuji Oil Co Ltd	260,692
6,800	Fuyo General Lease Co Ltd	242,301
60,000	Hanwa Co Ltd	252,865
970,500	Haseko Corp *	858,735
23,600	Hosiden Corp	143,663
8,900	Idemitsu Kosan Co Ltd	808,563
111	INPEX Corp	589,214
309,500	Itochu Corp	3,571,229
12,900	Izumi Co Ltd	282,590
23,600	J Trust Co Ltd	421,150
368	Japan Retail Fund Investment Corp (REIT)	719,649
45,600	Japan Tobacco Inc	1,439,778
49,500	JFE Holdings Inc	1,059,834
557,400	JX Holdings Inc	3,396,952
31,160	K’s Holdings Corp	802,195
355,000	Kajima Corp	1,050,015
42,000	Kamigumi Co Ltd	363,659
55,000	Kanematsu Corp *	82,428
93,700	Kansai Electric Power Co Inc (The)	809,086
31,000	Kao Corp	991,998
308,000	Kawasaki Kisen Kaisha Ltd *	691,247
65,400	KDDI Corp	4,911,919
900	Keyence Corp	253,382
28,000	Kinugawa Rubber Industrial Co Ltd	135,587
187,000	Kobe Steel Ltd *	252,104
24,500	Kohnan Shoji Co Ltd	298,580
80,000	Kurimoto Ltd	276,793
8,000	Kyudenko Corp	38,681
15,700	Lawson Inc	1,167,722
131,400	Leopalace21 Corp *	479,188

Shares	Description	Value ($)
	Japan — (continued)
272,000	Marubeni Corp	1,983,931
418,000	Mazda Motor Corp *	1,260,411
62,000	Medipal Holdings Corp	801,348
21,000	Misawa Homes Co Ltd	294,803
255,000	Mitsubishi Chemical Holdings Corp	1,195,710
194,100	Mitsubishi Corp	3,845,237
23,000	Mitsubishi Estate Co Ltd	573,372
210	Mitsubishi UFJ Lease & Finance Co Ltd	9,704
94,000	Mitsui Engineer & Shipbuilding Co Ltd	182,243
19,000	Mitsui Fudosan Co Ltd	483,281
159,100	Mitsui & Co Ltd	2,355,242
296,000	Mitsui Mining & Smelting Co Ltd	730,282
188,000	Mitsui OSK Lines Ltd	657,600
1,595,900	Mizuho Financial Group Inc	3,510,057
16,100	Nagase & Co	180,378
19,900	Namco Bandai Holdings Inc	316,491
13,100	Nikon Corp	294,305
84,500	Nippon Coke & Engineering Co Ltd	110,256
30,000	Nippon Corp	394,648
298,100	Nippon Light Metal Co Ltd *	343,921
14,400	Nippon Paper Group Inc	250,376
89,000	Nippon Steel Corp	240,943
111,700	Nippon Telegraph & Telephone Corp	5,103,874
344,000	Nippon Yusen Kabushiki Kaisha	863,373
71,900	Nipro Corp	584,734
25,400	Nisshin Steel Holdings Co Ltd *	194,892
33,000	Nisshinbo Holdings Inc	236,016
9,550	Nitori Holdings Co Ltd	711,128
17,200	Nitto Denko Corp	1,009,142
62,000	North Pacific Bank Ltd *	205,523
112,000	NTN Corp	315,518
674	NTT Docomo Inc	1,041,995
97,000	Obayashi Corp	499,651
18,000	Odakyu Electric Railway Co Ltd	189,894
10,900	Ono Pharmaceutical Co Ltd	578,452
4,100	Oriental Land Co Ltd	605,338
39,500	Orient Corp *	131,762
2,990	ORIX Corp	333,133
31,000	Pacific Metals Co Ltd	165,499
105,500	Penta-Ocean Construction Co Ltd	273,980
14,910	Point Inc	550,735
734,600	Resona Holdings Inc	3,366,397
60,000	Ricoh Co Ltd	643,798
58,100	Round One Corp	410,142
9,500	Ryohin Keikaku Co Ltd	622,199
7,600	Ryosan Co	154,635
7,600	Sankyo Co Ltd	320,291
100	Seven Bank Ltd	263
4,600	Shimamura Co Ltd	469,825

See accompanying notes to the financial statements.	89

Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Shares	Description	Value ($)
	Japan — (continued)
2,500	Shimano Inc	179,443
9,300	Ship Healthcare Holdings Inc	265,462
7,300	SHO–BOND Holdings Co Ltd	266,457
43,500	SoftBank Corp	1,611,181
564,700	Sojitz Corp	864,970
359,000	Sumitomo Light Metal Industries Ltd	352,103
252,100	Sumitomo Mitsui Construction Co Ltd *	208,872
259,400	Sumitomo Corp	3,167,836
35,000	Sumitomo Metal Mining Co Ltd	551,027
17,100	Sumitomo Mitsui Financial Group Inc	682,445
393,000	Sumitomo Mitsui Trust Holdings Inc	1,525,535
23,000	Sumitomo Realty & Development Co Ltd	777,573
16,300	Suzuken Co Ltd	566,501
319,000	Taisei Corp	942,854
75,600	Takeda Pharmaceutical Co Ltd	3,907,464
103,200	Tokyo Electric Power Co Inc (The) *	233,698
31,000	Tokyu Land Corp	233,750
69,000	TonenGeneral Sekiyu KK	684,479
270,000	Tosoh Corp	733,712
159,000	Toyobo Co Ltd	286,510
60,800	Toyota Motor Corp	3,122,663
75,500	Toyota Tsusho Corp	1,924,294
83,700	UNY Co Ltd	596,936
7,790	USS Co Ltd	855,017
204	Wacom Co Ltd	733,132
2,035	Yahoo! Japan Corp	860,057
19,090	Yamada Denki Co Ltd	692,720

	Total Japan	112,418,963

	Malta — 0.0%
1,718,063	BGP Holdings Plc *	—

	Netherlands — 1.5%
274,415	Aegon NV	1,633,497
23,214	ASML Holding NV	1,647,643
11,201	CSM NV	249,914
37,424	Delta Lloyd NV	659,588
78,261	ING Groep NV *	626,544
121,640	Koninklijke BAM Groep NV	494,228
68,498	Koninklijke KPN NV	232,583
21,620	Koninklijke Philips Electronics NV	610,795
113,449	TNT NV *	267,969
5,267	Vopak	378,387
2,953	Wereldhave NV (REIT)	206,617

	Total Netherlands	7,007,765

	New Zealand — 0.5%
123,541	Chorus Ltd	295,736
57,894	Fletcher Building Ltd	437,161

Shares	Description	Value ($)
	New Zealand — (continued)
719,628	Telecom Corp of New Zealand	1,440,127

	Total New Zealand	2,173,024

	Norway — 0.2%
7,578	Aker Solutions ASA	148,534
11,680	Statoil ASA	289,952
7,596	TGS Nopec Geophysical Co ASA	287,067

	Total Norway	725,553

	Portugal — 0.5%
633,678	EDP-Energias de Portugal SA	1,895,255
16,852	Galp Energia SGPS SA	259,613
36,238	Portugal Telecom SGPS SA	183,056

	Total Portugal	2,337,924

	Singapore — 2.4%
317,000	Asiasons Capital Ltd *	224,898
358,000	CapitaCommercial Trust (REIT)	479,573
402,000	China Minzhong Food Corp Ltd *	385,902
398,000	Ezion Holdings Ltd	641,158
321,000	Ezra Holdings Ltd *	291,635
4,163,000	Golden Agri-Resources Ltd	2,177,820
198,000	Ho Bee Investment Ltd	300,831
370,200	Jaya Holdings Ltd	216,778
1,035,000	Noble Group Ltd	986,034
197,000	Singapore Press Holdings Ltd	664,400
807,670	Singapore Telecommunications	2,239,558
340,000	STX OSV Holdings Ltd	345,738
143,002	Suntec Real Estate Investment Trust (REIT)	207,343
341,067	Swiber Holdings Ltd	189,201
45,800	Triyards Holdings Ltd *	29,058
86,000	United Overseas Land	451,188
26,000	United Overseas Bank Ltd	399,346
15,000	Venture Corp Ltd	103,343
106,000	Wilmar International Ltd	302,940
735,000	Yangzijiang Shipbuilding Holdings Ltd	570,582
178,000	Yanlord Land Group Ltd *	219,786

	Total Singapore	11,427,112

	Spain — 7.8%
73,525	Abengoa SA *	191,397
19,728	ACS Actividades de Construccion y Servicios SA	468,022
25,372	Amadeus IT Holding SA-Class A	647,784
418,810	Banco Bilbao Vizcaya Argentaria SA	4,057,149
1,282,378	Banco Santander SA	9,709,988
103,312	Distribuidora Internacional de Alimentacion SA	806,057
12,030	Enagas	287,515

90	See accompanying notes to the financial statements.

Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Shares	Description	Value ($)
	Spain — (continued)
49,973	Ferrovial SA	782,187
132,240	Gas Natural SDG SA	2,617,314
36,407	Grifols SA *	1,295,105
3,640	Grifols SA-Class B *	103,878
614,413	Iberdrola SA	3,031,805
21,913	Inditex SA	2,929,430
69,032	Mapfre SA	223,970
129,292	Repsol YPF SA	2,750,202
557,556	Telefonica SA	7,277,418

	Total Spain	37,179,221

	Sweden — 0.8%
40,819	Investor AB	1,192,815
32,601	Skandinaviska Enskilda Banken AB-Class A	338,586
16,342	Svenska Handelsbanken AB-Class A	708,353
49,006	Swedbank AB-Class A	1,175,633
7,209	Swedish Match AB	235,853

	Total Sweden	3,651,240

	Switzerland — 1.3%
3,142	AMS AG	386,556
42,014	Novartis AG (Registered)	2,845,110
5,067	Roche Holding AG (Non Voting)	1,159,371
4,821	Swiss Life Holding AG (Registered)	788,388
14,245	Swiss Re AG	1,139,408

	Total Switzerland	6,318,833

	United Kingdom — 20.5%
149,473	Aberdeen Asset Management Plc	972,395
37,205	Admiral Group Plc	704,315
51,255	Aegis Group Plc	185,212
15,260	Aggreko Plc	391,176
14,481	Alent Plc *	81,942
73,385	Amlin Plc	473,918
21,220	ARM Holdings Plc	307,212
20,070	Associated British Foods Plc	563,158
262,327	AstraZeneca Plc	11,895,260
73,825	Aviva Plc	397,339
35,798	Babcock International Group Plc	581,961
627,323	BAE Systems Plc	3,370,095
141,055	Balfour Beatty Plc	609,206
1,637,084	Barclays Plc	7,595,934
47,442	Barratt Developments Plc *	172,204
1,659,245	BP Plc	11,126,111
35,613	Bunzl Plc	679,702
190,068	Cobham Plc	665,458
13,123	Croda International Plc	514,512
201,835	Diageo Plc	6,052,258
83,844	Drax Group Plc	780,029

Shares	Description	Value ($)
	United Kingdom — (continued)
33,358	easyJet Plc	503,054
28,496	Experian Plc	471,438
167,532	FirstGroup Plc	490,648
17,585	GlaxoSmithKline Plc	387,516
41,210	Halfords Group Plc	196,772
310,560	Home Retail Group Plc	597,629
116,418	HSBC Holdings Plc	1,289,408
2,021	IMI Plc	37,366
71,412	Inchcape Plc	545,682
29,198	InterContinental Hotels Group Plc	846,621
21,454	Intertek Group Plc	1,084,159
24,669	Kazakhmys Plc	230,146
705,118	Legal & General Group Plc	1,707,044
3,796,074	Lloyds Banking Group Plc *	3,120,390
116,527	Man Group Plc	176,536
45,531	Next Plc	2,895,640
112,253	Old Mutual Plc	343,564
11,249	Persimmon Plc	155,586
76,461	Premier Foods Plc *	106,200
148,784	Prudential Plc	2,208,364
44,091	Reed Elsevier Plc	472,786
156,287	Rio Tinto Plc	8,357,036
90,224	Rolls-Royce Holdings Plc *	1,403,546
116,338	Royal Bank of Scotland Group Plc *	569,888
89,300	Royal Dutch Shell Group Class A (Amsterdam)	2,933,022
87,202	Royal Dutch Shell Plc A Shares (London)	2,864,112
98,383	Royal Dutch Shell Plc B Shares (London)	3,310,658
17,375	SABMiller Plc	862,009
18,174	Scottish & Southern Energy Plc	398,045
164,965	Spirit Pub Co Plc	166,782
101,323	Standard Life Assurance Plc	539,972
617,718	Thomas Cook Group Plc *	812,434
154,102	TUI Travel Plc	739,233
26,105	Vesuvius Plc	150,475
1,504,400	Vodafone Group Plc	3,773,331
13,792	Whitbread Plc	526,410
199,629	William Hill Plc	1,223,741
25,080	Wolseley Plc	1,177,832
100,307	WPP Plc	1,598,284
46,801	Xstrata Plc	821,426

	Total United Kingdom	98,214,182

	TOTAL COMMON STOCKS (COST $390,685,890)	464,328,793

See accompanying notes to the financial statements.	91

Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Shares/ Par Value		Description	Value ($)
		PREFERRED STOCKS — 0.7%

		Germany — 0.7%
	20,553	Henkel AG & Co KGaA 1.18%	1,807,801
	20,674	Porsche Automobil Holding SE 1.28%	1,632,918

		Total Germany	3,440,719

		TOTAL PREFERRED STOCKS (COST $2,451,925)	3,440,719

		MUTUAL FUNDS — 1.1%

		United States — 1.1%
		Affiliated Issuers
	215,652	GMO U.S. Treasury Fund	5,391,305

		TOTAL MUTUAL FUNDS (COST $5,393,462)	5,391,305

		SHORT-TERM INVESTMENTS — 1.0%

		Time Deposits — 1.0%
CAD	17,049	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.21%, due 03/01/13	16,532
CHF	9,194	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.00%, due 03/01/13	9,809
GBP	6,462	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.07%, due 03/01/13	9,803
HKD	77,545	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 03/01/13	9,999

Par Value		Description	Value ($)
		Time Deposits — (continued)
JPY	1,345,800	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 03/01/13	14,519
NOK	57,782	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.55%, due 03/01/13	10,065
NZD	12,031	Brown Brothers Harriman (Grand Cayman) Time Deposit, 1.45%, due 03/01/13	9,946
SEK	63,451	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.05%, due 03/01/13	9,811
SGD	68,178	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 03/01/13	55,054
EUR	44,019	Citibank (New York) Time Deposit, (0.04)%, due 03/01/13	57,470
USD	1,758,668	Deustche Bank (Frankfurt) Time Deposit, 0.08%, due 03/01/13	1,758,668
AUD	58,071	JPMorgan Chase (New York) Time Deposit, 1.58%, due 03/01/13	59,317
USD	2,500,000	Societe Generale (Paris) Time Deposit, 0.08%, due 03/01/13	2,500,000

		Total Time Deposits	4,520,993

		TOTAL SHORT-TERM INVESTMENTS (COST $4,520,993)	4,520,993

		TOTAL INVESTMENTS — 99.7% (Cost $403,052,270)	477,681,810
		Other Assets and Liabilities (net) — 0.3%	1,323,582

		TOTAL NET ASSETS — 100.0%	$479,005,392

A summary of outstanding financial instruments at February 28, 2013 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
04/19/13	BBH	CAD	3,434,791	USD	3,385,198	$57,944
04/19/13	BNYM	CAD	3,434,791	USD	3,391,716	64,462
04/19/13	BOA	CAD	1,928,906	USD	1,903,763	35,247
04/19/13	BCLY	EUR	3,457,407	USD	4,616,364	100,957
04/19/13	DB	EUR	3,457,407	USD	4,622,553	107,145
04/19/13	MSCI	EUR	3,457,407	USD	4,615,438	100,030
04/19/13	SSB	EUR	3,457,408	USD	4,613,600	98,191
04/19/13	BBH	JPY	242,812,186	USD	2,598,256	(22,197)
04/19/13	BCLY	JPY	60,717,680	USD	649,769	(5,502)
04/19/13	BNYM	JPY	70,837,293	USD	757,541	(6,942)
04/19/13	BOA	JPY	242,812,186	USD	2,598,161	(22,291)
04/19/13	DB	JPY	242,812,187	USD	2,594,147	(26,305)

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
04/19/13	JPM	JPY	242,812,186	USD	2,597,878	$(22,575)
04/19/13	MSCI	JPY	70,837,293	USD	757,647	(6,836)
04/19/13	BBH	USD	4,526,059	CHF	4,178,277	(65,881)
04/19/13	BNYM	USD	1,910,176	GBP	1,235,660	(36,098)
04/19/13	BOA	USD	4,523,007	CHF	4,178,277	(62,829)
04/19/13	DB	USD	4,531,754	CHF	4,178,277	(71,576)
04/19/13	JPM	USD	1,909,949	GBP	1,235,660	(35,871)
04/19/13	MSCI	USD	4,526,305	CHF	4,178,277	(66,126)
04/19/13	MSCI	USD	1,114,715	GBP	721,106	(21,041)

						$91,906

Notes to Schedule of Investments:

*	Non-income producing security.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 93.

92	See accompanying notes to the financial statements.

GMO Trust Funds

Schedule of Investments — (Continued)

February 28, 2013

Portfolio Abbreviations:

ADR - American Depositary Receipt

FDR - Fiduciary Depositary Receipt

Foreign Registered – Shares issued to foreign investors in markets that have foreign ownership limits.

GDR - Global Depository Receipt

REIT - Real Estate Investment Trust

SDR - Swedish Depository Receipt

CPO - Ordinary Participation Certificate (Certificado de Participacion Ordinares), representing a bundle of shares of the multiple series of one issuer that trade together as a unit.

Counterparty Abbreviations:

BBH - Brown Brothers Harriman & Co.

BCLY - Barclays Bank PLC

BOA - Bank of America, N.A.

BNYM - Bank of New York Mellon

DB - Deutsche Bank AG

GS - Goldman Sachs International

JPM - JPMorgan Chase Bank, N.A.

MSCI - Morgan Stanley & Co. International PLC

RBS - Royal Bank of Scotland PLC

SSB - State Street Bank and Trust Company

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

DKK - Danish Krone

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

SGD - Singapore Dollar

USD - United States Dollar

ZAR - South African Rand

See accompanying notes to the financial statements.	93

GMO Trust Funds

Statements of Assets and Liabilities — February 28, 2013

	Currency Hedged International Equity Fund	Developed World Stock Fund	Flexible Equities Fund	International Core Equity Fund
Assets:
Investments in unaffiliated issuers, at value (Note 2)(a)	$60,881,452	$348,640,812	$1,028,988,098	$4,392,989,852
Investments in affiliated issuers, at value (Notes 2 and 10)(b)	2,187,850,887	9,708,326	—	86,633,100
Foreign currency, at value (Note 2)(c)	—	1,132	—	1,076
Receivable for investments sold	—	2,014,336	—	—
Receivable for Fund shares sold	8,500,000	—	95	176,620
Dividends and interest receivable	—	814,781	1,477,802	12,788,543
Foreign taxes receivable	—	61,908	—	1,829,220
Unrealized appreciation on open forward currency contracts (Note 4)	18,122,068	434,971	—	8,447,390
Receivable for variation margin on open futures contracts (Note 4)	—	77,921	170,363	1,042,960
Due from broker on open futures contracts (Note 2)	—	879,881	496,994	22,062,987
Receivable for expenses reimbursed by Manager (Note 5)	1,007,297	27,711	18,751	240,344
Miscellaneous receivable	—	770	—	5,652

Total assets	2,276,361,704	362,662,549	1,031,152,103	4,526,217,744

Liabilities:
Payable for investments purchased	—	1,926,803	—	—
Payable for Fund shares repurchased	10,853,828	—	8,965,528	19,230,219
Payable to affiliate for (Note 5):
Management fee	926,294	125,019	425,672	1,333,566
Shareholder service fee	257,305	33,373	47,832	280,569
Due to broker for closed futures contracts	—	—	72,473	—
Unrealized depreciation on open forward currency contracts (Note 4)	7,435,287	147,925	9,002,013	6,380,676
Payable to agents unaffiliated with the Manager	308	56	140	616
Payable to Trustees and related expenses	6,185	896	2,388	11,623
Accrued expenses	168,031	94,111	189,251	417,848

Total liabilities	19,647,238	2,328,183	18,705,297	27,655,117

Net assets	$2,256,714,466	$360,334,366	$1,012,446,806	$4,498,562,627

(a) Cost of investments – unaffiliated issuers:	$60,881,452	$319,417,980	$949,231,005	$4,227,098,766
(b) Cost of investments – affiliated issuers:	$1,888,906,572	$9,708,326	$—	$86,633,100
(c) Cost of foreign currency:	$—	$1,126	$—	$1,070

94	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Assets and Liabilities — February 28, 2013 — (Continued)

	Currency Hedged International Equity Fund	Developed World Stock Fund	Flexible Equities Fund	International Core Equity Fund
Net assets consist of:
Paid-in capital	$1,835,746,315	$422,759,065	$901,696,255	$5,342,628,592
Accumulated undistributed net investment income	76,027,426	2,213,905	80,288,362	19,394,506
Accumulated net realized gain/(loss)	35,309,642	(94,777,686)	(40,214,931)	(1,022,516,969)
Net unrealized appreciation	309,631,083	30,139,082	70,677,120	159,056,498

	$2,256,714,466	$360,334,366	$1,012,446,806	$4,498,562,627

Net assets attributable to:
Class III shares	$2,256,714,466	$145,072,291	$73,051,505	$621,870,229

Class IV shares	$—	$215,262,075	$—	$1,394,919,043

Class VI shares	$—	$—	$939,395,301	$2,481,773,355

Shares outstanding:
Class III	93,233,055	7,475,509	3,452,742	21,475,875

Class IV	—	11,084,964	—	48,201,348

Class VI	—	—	44,394,068	85,847,872

Net asset value per share:
Class III	$24.21	$19.41	$21.16	$28.96

Class IV	$—	$19.42	$—	$28.94

Class VI	$—	$—	$21.16	$28.91

See accompanying notes to the financial statements.	95

GMO Trust Funds

Statements of Assets and Liabilities — February 28, 2013 — (Continued)

	International Growth Equity Fund	International Intrinsic Value Extended Markets Fund	International Intrinsic Value Fund	International Small Companies Fund
Assets:
Investments in unaffiliated issuers, at value (Note 2)(a)	$2,407,261,932	$293,829,036	$8,914,743,558	$306,267,645
Investments in affiliated issuers, at value (Notes 2 and 10)(b)	52,767,000	14,658,000	88,307,524	4,067,469
Foreign currency, at value (Note 2)(c)	1,163	63,838	629,850	246,801
Receivable for investments sold	273,242	—	782,338	—
Receivable for Fund shares sold	527	—	10,214,777	—
Dividends receivable	4,651,223	904,356	27,671,497	499,070
Foreign taxes receivable	980,292	122,315	3,931,419	119,633
Unrealized appreciation on open forward currency contracts (Note 4)	2,693,809	556,602	15,530,617	265,364
Receivable for variation margin on open futures contracts (Note 4)	515,901	96,338	3,190,998	62,852
Due from broker on open futures contracts (Note 2)	10,535,148	1,382,051	36,422,048	2,610,246
Receivable for expenses reimbursed by Manager (Note 5)	63,784	19,012	380,576	15,269
Miscellaneous receivable	4,516	491	7,010	388

Total assets	2,479,748,537	311,632,039	9,101,812,212	314,154,737

Liabilities:
Payable for investments purchased	286,352	—	828,663	—
Payable for Fund shares repurchased	1,198,285	—	4,218,425	7,035
Accrued foreign taxes payable (Note 2)	683	—	2,050	—
Payable to affiliate for (Note 5):
Management fee	940,983	117,948	3,483,036	143,461
Shareholder service fee	184,181	21,231	717,673	35,865
Administration fee – Class M	—	—	1,895	—
Payable for 12b-1 fee – Class M	—	—	5,005	—
Unrealized depreciation on open forward currency contracts (Note 4)	897,262	404,843	3,524,382	251,160
Payable to agents unaffiliated with the Manager	308	56	1,204	28
Payable to Trustees and related expenses	6,108	799	22,752	800
Accrued expenses	273,969	108,103	726,740	159,269

Total liabilities	3,788,131	652,980	13,531,825	597,618

Net assets	$2,475,960,406	$310,979,059	$9,088,280,387	$313,557,119

(a) Cost of investments – unaffiliated issuers:	$2,074,245,897	$290,262,804	$8,414,447,821	$271,550,665
(b) Cost of investments – affiliated issuers:	$52,767,000	$14,658,000	$88,312,206	$4,067,469
(c) Cost of foreign currency:	$1,171	$62,995	$617,046	$248,806

96	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Assets and Liabilities — February 28, 2013 — (Continued)

	International Growth Equity Fund	International Intrinsic Value Extended Markets Fund	International Intrinsic Value Fund	International Small Companies Fund
Net assets consist of:
Paid-in capital	$2,609,682,015	$308,954,238	$10,037,870,176	$299,371,705
Accumulated undistributed net investment income	12,715,247	1,224,809	39,407,827	784,455
Accumulated net realized loss	(479,467,296)	(3,083,479)	(1,512,955,257)	(20,932,370)
Net unrealized appreciation	333,030,440	3,883,491	523,957,641	34,333,329

	$2,475,960,406	$310,979,059	$9,088,280,387	$313,557,119

Net assets attributable to:
Class II shares	$—	$—	$169,056,130	$—

Class III shares	$322,691,601	$—	$1,540,202,868	$313,557,119

Class IV shares	$2,153,268,805	$310,979,059	$7,366,819,324	$—

Class M shares	$—	$—	$12,202,065	$—

Shares outstanding:
Class II	—	—	8,073,690	—

Class III	12,730,591	—	72,781,573	37,602,398

Class IV	84,943,015	31,122,318	348,536,582	—

Class M	—	—	585,015	—

Net asset value per share:
Class II	$—	$—	$20.94	$—

Class III	$25.35	$—	$21.16	$8.34

Class IV	$25.35	$9.99	$21.14	$—

Class M	$—	$—	$20.86	$—

See accompanying notes to the financial statements.	97

GMO Trust Funds

Statements of Assets and Liabilities — February 28, 2013 — (Continued)

	Resources Fund	Risk Premium Fund	Tax-Managed International Equities Fund
Assets:
Investments in unaffiliated issuers, at value (Note 2)(a)	$88,784,806	$16,034,262	$472,290,505
Investments in affiliated issuers, at value (Notes 2 and 10)(b)	1,041,000	278,253,028	5,391,305
Foreign currency, at value (Note 2)(c)	10,464	285	213
Receivable for investments sold	168,479	1,125,419	—
Receivable for Fund shares sold	24,925,000	—	50,400
Dividends receivable	96,082	22,088	1,330,127
Foreign taxes receivable	6,486	—	215,249
Unrealized appreciation on open forward currency contracts (Note 4)	—	—	563,976
Due from broker (Note 2)	—	345,659,000	—
Receivable for expenses reimbursed by Manager (Note 5)	21,660	58,417	16,828
Miscellaneous receivable	75,083	—	453

Total assets	115,129,060	641,152,499	479,859,056

Liabilities:
Payable for investments purchased	10,764,023	1,972,162	—
Accrued foreign taxes payable (Note 2)	—	—	239
Payable to affiliate for (Note 5):
Management fee	28,620	217,524	185,323
Shareholder service fee	8,586	27,364	55,597
Payable for foreign currency purchased	7,193	—	—
Unrealized depreciation on open forward currency contracts (Note 4)	—	—	472,070
Written options outstanding, at value (Note 4)(d)	—	7,341,398	—
Payable to agents unaffiliated with the Manager	—	84	56
Payable to Trustees and related expenses	132	1,608	1,220
Accrued expenses	79,837	90,797	139,159

Total liabilities	10,888,391	9,650,937	853,664

Net assets	$104,240,669	$631,501,562	$479,005,392

(a) Cost of investments – unaffiliated issuers:	$87,882,556	$16,034,262	$397,658,808
(b) Cost of investments – affiliated issuers:	$1,041,000	$278,323,000	$5,393,462
(c) Cost of foreign currency:	$10,436	$285	$211
(d) Premiums on written options:	$—	$10,179,773	$—

98	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Assets and Liabilities — February 28, 2013 — (Continued)

	Resources Fund	Risk Premium Fund	Tax-Managed International Equities Fund
Net assets consist of:
Paid-in capital	$102,658,665	$613,223,594	$504,025,231
Accumulated undistributed net investment income	54,451	—	34,230
Distributions in excess of net investment income	—	(340,678)	—
Accumulated net realized gain/(loss)	621,038	15,851,589	(99,756,358)
Net unrealized appreciation	906,515	2,767,057	74,702,289

	$104,240,669	$631,501,562	$479,005,392

Net assets attributable to:
Class III shares	$104,240,669	$6,793,263	$479,005,392

Class IV shares	$—	$8,244,253	$—

Class VI shares	$—	$616,464,046	$—

Shares outstanding:
Class III	4,827,116	645,135	32,904,280

Class IV	—	782,428	—

Class VI	—	58,524,290	—

Net asset value per share:
Class III	$21.59	$10.53	$14.56

Class IV	$—	$10.54	$—

Class VI	$—	$10.53	$—

See accompanying notes to the financial statements.	99

GMO Trust Funds

Statements of Operations — Year Ended February 28, 2013

	Currency Hedged International Equity Fund	Developed World Stock Fund	Flexible Equities Fund	International Core Equity Fund
Investment Income:
Dividends from unaffiliated issuers (Net of withholding tax)(a)	$—	$10,057,440	$27,125,993	$139,076,290
Dividends from affiliated issuers (Note 10)	85,112,366	9,572	—	65,533
Interest	24,115	3,048	23,585	38,973

Total investment income	85,136,481	10,070,060	27,149,578	139,180,796

Expenses:
Management fee (Note 5)	13,673,401	1,529,723	5,594,477	15,716,166
Shareholder service fee – Class III (Note 5)	3,798,167	210,196	114,552	1,257,409
Shareholder service fee – Class IV (Note 5)	—	199,808	—	955,060
Shareholder service fee – Class VI (Note 5)	—	—	517,445	1,230,011
Audit and tax fees	59,153	70,503	69,931	152,747
Custodian and fund accounting agent fees	252,705	231,452	463,959	1,737,777
Legal fees	58,839	8,011	23,742	69,921
Registration fees	6,076	2,574	28,252	16,747
Transfer agent fees	28,455	42,287	45,119	51,804
Trustees fees and related expenses (Note 5)	31,775	3,986	12,230	46,810
Miscellaneous	27,471	19,986	56,309	80,409

Total expenses	17,936,042	2,318,526	6,926,016	21,314,861
Fees and expenses reimbursed by Manager (Note 5)	(425,336)	(371,785)	(681,120)	(2,020,859)
Expense reductions (Note 2)	(21)	(4)	(38)	(238)
Indirectly incurred fees waived or borne by Manager (Note 5)	(12,412,977)	—	—	—
Shareholder service fee waived (Note 5)	(2,235,032)	—	—	—

Net expenses	2,862,676	1,946,737	6,244,858	19,293,764

Net investment income (loss)	82,273,805	8,123,323	20,904,720	119,887,032

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	—	11,451,280	(14,968,213)	99,852,105
Investments in affiliated issuers	77,617,567	(3,416)	—	(4,949)
Realized gains distributions from affiliated issuers (Note 10)	—	777	—	1,638
Futures contracts	—	803,604	473,577	14,358,685
Swap agreements	—	—	—	(85,771)
Foreign currency, forward contracts and foreign currency related transactions	60,758,248	1,366,170	121,602,575	19,244,265

Net realized gain (loss)	138,375,815	13,618,415	107,107,939	133,365,973

Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	—	7,071,550	16,743,493	133,196,539
Investments in affiliated issuers	143,193,013	3,416	—	26,992
Futures contracts	—	(456,882)	(1,533,809)	(23,917,444)
Swap agreements	—	—	—	88,049
Foreign currency, forward contracts and foreign currency related transactions	14,696,383	142,623	(57,029,227)	(51,181)

Net unrealized gain (loss)	157,889,396	6,760,707	(41,819,543)	109,342,955

Net realized and unrealized gain (loss)	296,265,211	20,379,122	65,288,396	242,708,928

Net increase (decrease) in net assets resulting from operations	$378,539,016	$28,502,445	$86,193,116	$362,595,960

(a) Withholding tax	$—	$480,625	$2,043,648	$11,264,002

100	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Operations — Year Ended February 28, 2013 — (Continued)

	International Growth Equity Fund	International Intrinsic Value Extended Markets Fund	International Intrinsic Value Fund	International Small Companies Fund
Investment Income:
Dividends from unaffiliated issuers (Net of withholding tax)(a)	$72,907,344	$10,083,427	$270,480,991	$10,625,546
Dividends from affiliated issuers (Note 10)	44,278	6,322	73,450	5,131
Interest	28,820	4,332	165,583	4,822

Total investment income	72,980,442	10,094,081	270,720,024	10,635,499

Expenses:
Management fee (Note 5)	12,421,776	1,459,817	40,501,597	1,957,957
Shareholder service fee – Class II (Note 5)	—	—	403,687	—
Shareholder service fee – Class III (Note 5)	505,674	—	2,668,211	489,489
Shareholder service fee – Class IV (Note 5)	1,932,515	262,767	5,513,788	—
12b-1 fee – Class M (Note 5)	—	—	28,968	—
Administration fee – Class M (Note 5)	—	—	23,174	—
Audit and tax fees	146,175	84,754	90,675	94,474
Custodian and fund accounting agent fees	1,083,716	311,179	3,059,330	410,355
Legal fees	41,792	7,900	172,011	6,568
Registration fees	—	5,220	37,755	3,492
Transfer agent fees	45,629	26,964	69,183	28,002
Trustees fees and related expenses (Note 5)	28,991	4,123	96,944	3,816
Miscellaneous	69,151	16,805	145,207	43,021

Total expenses	16,275,419	2,179,529	52,810,530	3,037,174
Fees and expenses reimbursed by Manager (Note 5)	(1,302,946)	(444,273)	(3,521,901)	(563,927)
Expense reductions (Note 2)	(48)	(40)	(467)	(19)

Net expenses	14,972,425	1,735,216	49,288,162	2,473,228

Net investment income (loss)	58,008,017	8,358,865	221,431,862	8,162,271

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers (Net of foreign capital gains tax)(b)	93,309,434	(3,870,032)	(27,597,955)	1,723,939
Investments in affiliated issuers	(22,037)	—	(21,279)	468
Realized gains distributions from affiliated issuers (Note 10)	—	442	6,047	397
Futures contracts	20,989,140	943,646	(1,621,814)	(148,393)
Swap agreements	—	—	(18,637)	—
Foreign currency, forward contracts and foreign currency related transactions	5,741,228	1,209,113	20,588,936	1,496,939

Net realized gain (loss)	120,017,765	(1,716,831)	(8,664,702)	3,073,350

Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	131,745,457	3,566,232	623,594,877	32,149,495
Investments in affiliated issuers	22,038	—	21,279	—
Futures contracts	(16,477,234)	178,058	4,993,409	(654,188)
Swap agreements	—	—	140,862	—
Foreign currency, forward contracts and foreign currency related transactions	3,441,277	139,201	10,051,983	(123,270)

Net unrealized gain (loss)	118,731,538	3,883,491	638,802,410	31,372,037

Net realized and unrealized gain (loss)	238,749,303	2,166,660	630,137,708	34,445,387

Net increase (decrease) in net assets resulting from operations	$296,757,320	$10,525,525	$851,569,570	$42,607,658

(a) Withholding tax	$5,219,334	$947,082	$21,527,184	$557,938
(b) Foreign capital gains tax	$—	$—	$—	$1,426

See accompanying notes to the financial statements.	101

GMO Trust Funds

Statements of Operations — Year Ended February 28, 2013 — (Continued)

	Resources Fund	Risk Premium Fund*	Tax-Managed International Equities Fund
Investment Income:
Dividends from unaffiliated issuers (Net of withholding tax)(a)	$634,024	$—	$16,490,325
Dividends from affiliated issuers (Note 10)	91	63,778	6,165
Interest	901	17	4,577

Total investment income	635,016	63,795	16,501,067

Expenses:
Management fee (Note 5)	140,623	644,707	2,363,460
Shareholder service fee – Class III (Note 5)	42,187	1,564	709,038
Shareholder service fee – Class IV (Note 5)	—	1,636	—
Shareholder service fee – Class VI (Note 5)	—	77,324	—
Audit and tax fees	67,559	61,663	134,510
Custodian and fund accounting agent fees	133,713	45,208	399,460
Legal fees	573	2,646	8,892
Registration fees	460	1,278	2,724
Transfer agent fees	27,033	—	28,163
Trustees fees and related expenses (Note 5)	350	2,314	5,492
Miscellaneous	10,734	25,295	41,013

Total expenses	423,232	863,635	3,692,752
Fees and expenses reimbursed by Manager (Note 5)	(205,617)	(135,845)	(549,076)
Expense reductions (Note 2)	—	(15)	(10)

Net expenses	217,615	727,775	3,143,666

Net investment income (loss)	417,401	(663,980)	13,357,401

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	786,573	—	2,726,730
Investments in affiliated issuers	—	—	(5,321)
Realized gains distributions from affiliated issuers (Note 10)	—	22,260	939
Written options	—	16,010,643	—
Foreign currency, forward contracts and foreign currency related transactions	19,952	141,988	810,896

Net realized gain (loss)	806,525	16,174,891	3,533,244

Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	43,894	—	22,565,462
Investments in affiliated issuers	—	(69,972)	626
Written options	—	2,838,375	—
Foreign currency, forward contracts and foreign currency related transactions	4,176	(1,346)	52,186

Net unrealized gain (loss)	48,070	2,767,057	22,618,274

Net realized and unrealized gain (loss)	854,595	18,941,948	26,151,518

Net increase (decrease) in net assets resulting from operations	$1,271,996	$18,277,968	$39,508,919

* Period from November 15, 2012 (commencement of operations) through February 28, 2013.
(a) Withholding tax	$41,054	$—	$1,359,530

102	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Changes in Net Assets

	Currency Hedged International Equity Fund		Developed World Stock Fund
	Year Ended February 28/29,		Year Ended February 28/29,
	2013	2012	2013	2012
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$82,273,805	$33,968,836	$8,123,323	$8,487,861
Net realized gain (loss)	138,375,815	(1,218,847)	13,618,415	(313,240)
Change in net unrealized appreciation (depreciation)	157,889,396	101,679,210	6,760,707	(17,113,637)

Net increase (decrease) in net assets from operations	378,539,016	134,429,199	28,502,445	(8,939,016)

Distributions to shareholders from:
Net investment income
Class III	(67,902,089)	(17,002,106)	(3,758,014)	(4,483,368)
Class IV	—	—	(5,564,409)	(5,801,292)

Total distributions from net investment income	(67,902,089)	(17,002,106)	(9,322,423)	(10,284,660)

Net realized gains
Class III	(35,023,168)	(20,886,264)	—	—

Total distributions from net realized gains	(35,023,168)	(20,886,264)	—	—

Net share transactions (Note 9):
Class III	(437,064,588)	1,831,577,834	(10,090,587)	(53,027,730)
Class IV	—	—	5,584,649	5,848,639

Increase (decrease) in net assets resulting from net share transactions	(437,064,588)	1,831,577,834	(4,505,938)	(47,179,091)

Purchase premiums and redemption fees (Notes 2 and 9):
Class III	—	—	42,712	118,857
Class IV	—	—	144	158

Increase in net assets resulting from purchase premiums and redemption fees	—	—	42,856	119,015

Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	(437,064,588)	1,831,577,834	(4,463,082)	(47,060,076)

Total increase (decrease) in net assets	(161,450,829)	1,928,118,663	14,716,940	(66,283,752)

Net assets:
Beginning of period	2,418,165,295	490,046,632	345,617,426	411,901,178

End of period	$2,256,714,466	$2,418,165,295	$360,334,366	$345,617,426

Accumulated undistributed net investment income	$76,027,426	$897,462	$2,213,905	$1,917,635

See accompanying notes to the financial statements.	103

GMO Trust Funds

Statements of Changes in Net Assets — (Continued)

	Flexible Equities Fund		International Core Equity Fund
	Year Ended February 28/29,		Year Ended February 28/29,
	2013	2012	2013	2012
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$20,904,720	$16,545,984	$119,887,032	$146,242,008
Net realized gain (loss)	107,107,939	(52,300,923)	133,365,973	94,486,613
Change in net unrealized appreciation (depreciation)	(41,819,543)	79,472,726	109,342,955	(580,960,986)

Net increase (decrease) in net assets from operations	86,193,116	43,717,787	362,595,960	(340,232,365)

Distributions to shareholders from:
Net investment income
Class III	(1,381,171)	—	(29,456,208)	(27,120,038)
Class IV	—	—	(36,106,544)	(34,641,656)
Class VI	(18,834,661)	—	(80,427,858)	(92,423,513)

Total distributions from net investment income	(20,215,832)	—	(145,990,610)	(154,185,207)

Net share transactions (Note 9):
Class III	(26,954,098)	63,990,281	(311,705,125)	113,990,830
Class IV	—	—	262,914,776	(34,458,132)
Class VI	(392,281,583)	915,270,392	118,842,565	(973,964,035)

Increase (decrease) in net assets resulting from net share transactions	(419,235,681)	979,260,673	70,052,216	(894,431,337)

Total increase (decrease) in net assets	(353,258,397)	1,022,978,460	286,657,566	(1,388,848,909)

Net assets:
Beginning of period	1,365,705,203	342,726,743	4,211,905,061	5,600,753,970

End of period	$1,012,446,806	$1,365,705,203	$4,498,562,627	$4,211,905,061

Accumulated undistributed net investment income	$80,288,362	$—	$19,394,506	$8,490,777

Distributions in excess of net investment income	$—	$(48,600,998)	$—	$—

104	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Changes in Net Assets — (Continued)

	International Growth Equity Fund		International Intrinsic Value Extended Markets Fund
	Year Ended February 28/29,		Period from March 1, 2012 (commencement of operations) through February 28, 2013
	2013	2012
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$58,008,017	$74,880,148	$8,358,865
Net realized gain (loss)	120,017,765	52,358,229	(1,716,831)
Change in net unrealized appreciation (depreciation)	118,731,538	(260,426,128)	3,883,491

Net increase (decrease) in net assets from operations	296,757,320	(133,187,751)	10,525,525

Distributions to shareholders from:
Net investment income
Class III	(12,148,477)	(7,906,879)	—
Class IV	(79,860,968)	(46,568,819)	(8,500,704)

Total distributions from net investment income	(92,009,445)	(54,475,698)	(8,500,704)

Net share transactions (Note 9):
Class III	(99,281,827)	(278,480,064)	—
Class IV	(575,068,164)	(131,501,660)	308,954,238

Increase (decrease) in net assets resulting from net share transactions	(674,349,991)	(409,981,724)	308,954,238

Total increase (decrease) in net assets	(469,602,116)	(597,645,173)	310,979,059

Net assets:
Beginning of period	2,945,562,522	3,543,207,695	—

End of period	$2,475,960,406	$2,945,562,522	$310,979,059

Accumulated undistributed net investment income	$12,715,247	$39,108,896	$1,224,809

See accompanying notes to the financial statements.	105

GMO Trust Funds

Statements of Changes in Net Assets — (Continued)

	International Intrinsic Value Fund		International Small Companies Fund
	Year Ended February 28/29,		Year Ended February 28/29,
	2013	2012	2013	2012
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$221,431,862	$182,651,029	$8,162,271	$9,338,777
Net realized gain (loss)	(8,664,702)	(49,089,090)	3,073,350	23,378,996
Change in net unrealized appreciation (depreciation)	638,802,410	(538,225,604)	31,372,037	(70,123,756)

Net increase (decrease) in net assets from operations	851,569,570	(404,663,665)	42,607,658	(37,405,983)

Distributions to shareholders from:
Net investment income
Class II	(5,511,657)	(6,536,543)	—	—
Class III	(58,931,056)	(62,182,970)	(12,800,768)	(19,150,322)
Class IV	(221,765,571)	(140,443,559)	—	—
Class M	(355,017)	(415,510)	—	—

Total distributions from net investment income	(286,563,301)	(209,578,582)	(12,800,768)	(19,150,322)

Net share transactions (Note 9):
Class II	(127,322,319)	103,872,078	—	—
Class III	(357,557,478)	(206,279,507)	(84,805,041)	(43,162,239)
Class IV	1,844,735,604	1,934,007,887	—	—
Class M	(385,380)	(457,930)	—	—

Increase (decrease) in net assets resulting from net share transactions	1,359,470,427	1,831,142,528	(84,805,041)	(43,162,239)

Purchase premiums and redemption fees (Notes 2 and 9):
Class III	—	—	181,108	359,316

Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	1,359,470,427	1,831,142,528	(84,623,933)	(42,802,923)

Total increase (decrease) in net assets	1,924,476,696	1,216,900,281	(54,817,043)	(99,359,228)

Net assets:
Beginning of period	7,163,803,691	5,946,903,410	368,374,162	467,733,390

End of period	$9,088,280,387	$7,163,803,691	$313,557,119	$368,374,162

Accumulated undistributed net investment income	$39,407,827	$58,014,457	$784,455	$—

Distributions in excess of net investment income	$—	$—	$—	$(24,089)

106	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Changes in Net Assets — (Continued)

	Resources Fund		Risk Premium Fund
	Year Ended February 28, 2013	Period from December 28, 2011 (commencement of operations) through February 29, 2012	Period from November 15, 2012 (commencement of operations) through February 28, 2013
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$417,401	$9,882	$(663,980)
Net realized gain (loss)	806,525	95,823	16,174,891
Change in net unrealized appreciation (depreciation)	48,070	858,445	2,767,057

Net increase (decrease) in net assets from operations	1,271,996	964,150	18,277,968

Distributions to shareholders from:
Net investment income
Class III	(390,434)	—	—

Net realized gains
Class III	(263,708)	—	—

Net share transactions (Note 9):
Class III	95,234,121	7,115,038	6,696,024
Class IV	—	—	8,059,007
Class VI	—	—	597,548,727

Increase (decrease) in net assets resulting from net share transactions	95,234,121	7,115,038	612,303,758

Purchase premiums and redemption fees (Notes 2 and 9):
Class III	288,096	21,410	2,569
Class IV	—	—	367
Class VI	—	—	916,900

Increase in net assets resulting from purchase premiums and redemption fees	288,096	21,410	919,836

Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	95,522,217	7,136,448	613,223,594

Total increase (decrease) in net assets	96,140,071	8,100,598	631,501,562

Net assets:
Beginning of period	8,100,598	—	—

End of period	$104,240,669	$8,100,598	$631,501,562

Accumulated undistributed net investment income	$54,451	$5,228	$—

Distributions in excess of net investment income	$—	$—	$(340,678)

See accompanying notes to the financial statements.	107

GMO Trust Funds

Statements of Changes in Net Assets — (Continued)

	Tax-Managed International Equities Fund
	Year Ended February 28/29,
	2013	2012
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$13,357,401	$16,092,371
Net realized gain (loss)	3,533,244	15,917,905
Change in net unrealized appreciation (depreciation)	22,618,274	(75,645,232)

Net increase (decrease) in net assets from operations	39,508,919	(43,634,956)

Distributions to shareholders from:
Net investment income
Class III	(14,995,061)	(16,265,254)

Total distributions from net investment income	(14,995,061)	(16,265,254)

Net share transactions (Note 9):
Class III	(50,790,609)	(34,693,240)

Increase (decrease) in net assets resulting from net share transactions	(50,790,609)	(34,693,240)

Total increase (decrease) in net assets	(26,276,751)	(94,593,450)

Net assets:
Beginning of period	505,282,143	599,875,593

End of period	$479,005,392	$505,282,143

Accumulated undistributed net investment income	$34,230	$—

Distributions in excess of net investment income	$—	$(1,028,323)

108	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

CURRENCY HEDGED INTERNATIONAL EQUITY FUND

	Class III Shares
	Year Ended February 28/29,
	2013		2012		2011(a)	2010(a)		2009(a)
Net asset value, beginning of period	$22.03		$24.11		$21.12	$18.08		$42.56

Income (loss) from investment operations:
Net investment income (loss)(b)†	0.72		0.86		0.30	0.64		1.20
Net realized and unrealized gain (loss)	2.56		(2.46	)(c)	2.69	4.40		(12.80)

Total from investment operations	3.28		(1.60)		2.99	5.04		(11.60)

Less distributions to shareholders:
From net investment income	(0.73)		(0.16)		—	(2.00	)(d)	(1.60)
From net realized gains	(0.37)		(0.32)		—	—		(11.28)

Total distributions	(1.10)		(0.48)		—	(2.00)		(12.88)

Net asset value, end of period	$24.21		$22.03		$24.11	$21.12		$18.08

Total Return(e)	15.24%		(6.55)%		14.16%	29.15%		(35.57)%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,256,714		$2,418,165		$490,047	$25,395		$25,417
Net expenses to average daily net assets(f)	0.11	%(g)	0.12%		0.12%	0.11%		0.11	%(g)
Net investment income (loss) to average daily net assets(b)	3.25%		4.00%		1.32%	3.25%		3.96%
Portfolio turnover rate	45%		24%		32%	15%		17%
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:(h)	0.60%		0.61%		0.65%	1.16%		1.24%
(a)	Per share amounts were adjusted to reflect a 1:8 reverse stock split effective November 15, 2010.
(b)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(c)	The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
(d)	Distributions from net investment income include amounts (approximately $2.00 per share for 2010) from foreign currency transactions which are treated as realized capital gain for book purposes.
(e)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions.
(f)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(g)	The net expense ratio does not include the effect of expense reductions (Note 2).
(h)	Ratios include reimbursement of direct operating expenses and waiver of expenses indirectly incurred through investment in the underlying funds (See Note 5).
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	109

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

DEVELOPED WORLD STOCK FUND

	Class III Shares										Class IV Shares
	Year Ended February 28/29,										Year Ended February 28/29,
	2013		2012		2011		2010		2009		2013		2012		2011		2010		2009
Net asset value, beginning of period	$18.35		$19.24		$16.28		$11.34		$21.88		$18.36		$19.26		$16.30		$11.35		$21.90

Income (loss) from investment operations:
Net investment income (loss)†	0.44		0.43		0.33		0.29		0.51		0.44		0.44		0.34		0.30		0.51
Net realized and unrealized gain (loss)	1.12		(0.78	)(a)	3.09		5.03		(10.20)		1.13		(0.79	)(a)	3.09		5.04		(10.20)

Total from investment operations	1.56		(0.35)		3.42		5.32		(9.69)		1.57		(0.35)		3.43		5.34		(9.69)

Less distributions to shareholders:
From net investment income	(0.50)		(0.54)		(0.46)		(0.38)		(0.64)		(0.51)		(0.55)		(0.47)		(0.39)		(0.65)
From net realized gains	—		—		—		—		(0.21)		—		—		—		—		(0.21)

Total distributions	(0.50)		(0.54)		(0.46)		(0.38)		(0.85)		(0.51)		(0.55)		(0.47)		(0.39)		(0.86)

Net asset value, end of period	$19.41		$18.35		$19.24		$16.28		$11.34		$19.42		$18.36		$19.26		$16.30		$11.35

Total Return(b)	8.68%		(1.64)%		21.41%		47.03%		(45.56)%		8.74%		(1.61)%		21.44%		47.16%		(45.52)%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$145,072		$147,629		$210,780		$171,842		$155,560		$215,262		$197,989		$201,121		$165,445		$112,438
Net expenses to average daily net assets	0.60	%(e)	0.60	%(c)(e)	0.60	%(c)(e)	0.60	%(c)	0.61	%(d)	0.55	%(e)	0.55	%(c)(e)	0.55	%(c)(e)	0.55	%(c)	0.56	%(d)
Net investment income (loss) to average daily net assets	2.38%		2.40%		1.93%		1.93%		2.79%		2.40%		2.42%		1.98%		1.94%		2.82%
Portfolio turnover rate	50%		56%		34%		47%		50%		50%		56%		34%		47%		50%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.11%		0.11%		0.11%		0.11%		0.12%		0.11%		0.11%		0.11%		0.11%		0.12%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.01		$0.01		$0.00	(f)	$0.02		$0.01		$0.00	(f)	$0.00	(f)	$0.00	(f)	—	(g)	—	(g)

(a)	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of the Fund shares in relation to fluctuating market values of the investments of the Fund.
(b)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares.
(c)	The net expense ratio does not include the effect of expense reductions (Note 2).
(d)	The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions.
(e)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(f)	Purchase premiums and redemption fees were less than $0.01 per share.
(g)	The class received no purchase premiums or redemption fees.
†	Calculated using average shares outstanding throughout the period.

110	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

FLEXIBLE EQUITIES FUND

	Class III Shares										Class VI Shares
	Year Ended February 28/29,								Period Ended February 28, 2009(a)		Year Ended February 28/29,								Period Ended February 28, 2009(a)
	2013		2012		2011		2010				2013		2012		2011		2010
Net asset value, beginning of period	$18.88		$19.61		$18.55		$15.39		$20.00		$18.90		$19.62		$18.56		$15.39		$20.00

Income (loss) from investment operations:
Net investment income (loss)†	0.36		0.38		0.29		0.23		0.02		0.37		0.29		0.30		0.25		0.03
Net realized and unrealized gain (loss)	2.29		(1.11	)(b)	1.01		3.40		(4.63)		2.30		(1.01	)(b)	1.02		3.41		(4.64)

Total from investment operations	2.65		(0.73)		1.30		3.63		(4.61)		2.67		(0.72)		1.32		3.66		(4.61)

Less distributions to shareholders:
From net investment income	(0.37)		—		(0.24)		(0.47)		(0.00	)(c)	(0.41)		—		(0.26)		(0.49)		(0.00	)(c)

Total distributions	(0.37)		—		(0.24)		(0.47)		(0.00)		(0.41)		—		(0.26)		(0.49)		(0.00)

Net asset value, end of period	$21.16		$18.88		$19.61		$18.55		$15.39		$21.16		$18.90		$19.62		$18.56		$15.39

Total Return(d)	14.41%		(3.72)%		7.08%		23.62%		(23.04	)%**	14.52%		(3.67)%		7.18%		23.81%		(23.04	)%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$73,052		$94,005		$29,259		$41,753		$43,788		$939,395		$1,271,700		$313,468		$350,135		$310,066
Net expenses to average daily net assets	0.70	%(e)	0.70	%(e)	0.70	%(e)	0.70	%(e)	0.70	%*	0.61	%(e)	0.61	%(e)	0.61	%(e)	0.61	%(e)	0.61	%*
Net investment income (loss) to average daily net assets	1.99%		2.10%		1.57%		1.26%		0.56	%*	2.06%		1.62%		1.64%		1.36%		0.69	%*
Portfolio turnover rate	47%		52%		71%		58%		7	%**	47%		52%		71%		58%		7	%**
Fees and expenses reimbursed by the Manager to average daily net assets:	0.07%		0.07%		0.11%		0.11%		0.26	%*	0.07%		0.07%		0.11%		0.11%		0.26	%*

(a)	Period from December 12, 2008 (commencement of operations) through February 28, 2009.
(b)	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of the Fund shares in relation to fluctuating market values of the investments of the Fund.
(c)	Distributions from net investment income were less than $0.01 per share.
(d)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.
(e)	The net expense ratio does not include the effect of expense reductions (Note 2).
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

See accompanying notes to the financial statements.	111

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

INTERNATIONAL CORE EQUITY FUND

	Class III Shares										Class IV Shares
	Year Ended February 28/29,										Year Ended February 28/29,
	2013		2012		2011		2010		2009		2013		2012		2011		2010		2009
Net asset value, beginning of period	$27.50		$30.77		$25.63		$18.15		$37.25		$27.48		$30.75		$25.62		$18.14		$37.23

Income (loss) from investment operations:
Net investment income (loss)†	0.77		0.87		0.62		0.55		0.92		0.80		0.90		0.61		0.64		0.94
Net realized and unrealized gain (loss)	1.62		(3.15)		5.11		7.79		(18.54)		1.60		(3.17)		5.13		7.71		(18.53)

Total from investment operations	2.39		(2.28)		5.73		8.34		(17.62)		2.40		(2.27)		5.74		8.35		(17.59)

Less distributions to shareholders:
From net investment income	(0.93)		(0.99)		(0.59)		(0.86)		(1.19)		(0.94)		(1.00)		(0.61)		(0.87)		(1.21)
From net realized gains	—		—		—		—		(0.29)		—		—		—		—		(0.29)

Total distributions	(0.93)		(0.99)		(0.59)		(0.86)		(1.48)		(0.94)		(1.00)		(0.61)		(0.87)		(1.50)

Net asset value, end of period	$28.96		$27.50		$30.77		$25.63		$18.15		$28.94		$27.48		$30.75		$25.62		$18.14

Total Return(a)	8.93%		(7.25)%		22.61%		45.97%		(48.61)%		9.00%		(7.19)%		22.68%		46.04%		(48.56)%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$621,870		$885,023		$857,774		$1,017,207		$855,690		$1,394,919		$1,078,912		$1,235,303		$797,730		$1,166,165
Net expenses to average daily net assets	0.53	%(b)(c)	0.53	%(b)(c)	0.53	%(b)(c)	0.53	%(b)	0.53	%(d)	0.47	%(b)(c)	0.47	%(b)(c)	0.47	%(b)(c)	0.47	%(b)	0.47	%(d)
Net investment income (loss) to average daily net assets	2.87%		3.10%		2.28%		2.22%		3.08%		2.93%		3.18%		2.24%		2.65%		3.18%
Portfolio turnover rate	47%		34%		40%		48%		41%		47%		34%		40%		48%		41%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.05%		0.04%		0.05%		0.05%		0.05%		0.05%		0.05%		0.05%		0.05%		0.05%

	Class VI Shares
	Year Ended February 28/29,
	2013		2012		2011		2010		2009
Net asset value, beginning of period	$27.46		$30.72		$25.60		$18.13		$37.22

Income (loss) from investment operations:
Net investment income (loss)†	0.79		0.92		0.61		0.52		0.92
Net realized and unrealized gain (loss)	1.61		(3.17)		5.13		7.83		(18.50)

Total from investment operations	2.40		(2.25)		5.74		8.35		(17.58)

Less distributions to shareholders:
From net investment income	(0.95)		(1.01)		(0.62)		(0.88)		(1.22)
From net realized gains	—		—		—		—		(0.29)

Total distributions	(0.95)		(1.01)		(0.62)		(0.88)		(1.51)

Net asset value, end of period	$28.91		$27.46		$30.72		$25.60		$18.13

Total Return(a)	9.01%		(7.13)%		22.69%		46.11%		(48.56)%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,481,773		$2,247,969		$3,507,677		$2,288,572		$1,098,838
Net expenses to average daily net assets	0.44	%(b)(c)	0.44	%(b)(c)	0.44	%(b)(c)	0.44	%(b)	0.44	%(d)
Net investment income (loss) to average daily net assets	2.89%		3.25%		2.25%		2.08%		3.07%
Portfolio turnover rate	47%		34%		40%		48%		41%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.05%		0.05%		0.05%		0.05%		0.05%
(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.
(b)	The net expense ratio does not include the effect of expense reductions (Note 2).
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions.
†	Calculated using average shares outstanding throughout the period.

112	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

INTERNATIONAL GROWTH EQUITY FUND

	Class III Shares										Class IV Shares
	Year Ended February 28/29,										Year Ended February 28/29,
	2013		2012		2011		2010		2009		2013		2012		2011		2010		2009
Net asset value, beginning of period	$22.73		$23.86		$19.68		$14.46		$27.68		$22.73		$23.88		$19.69		$14.46		$27.70

Income (loss) from investment operations:
Net investment income (loss)†	0.52		0.57		0.37		0.37		0.54		0.54		0.54		0.38		0.35		0.55
Net realized and unrealized gain (loss)	2.91		(1.32	)(a)	4.03		5.52		(11.93)		2.91		(1.28	)(a)	4.05		5.56		(11.95)

Total from investment operations	3.43		(0.75)		4.40		5.89		(11.39)		3.45		(0.74)		4.43		5.91		(11.40)

Less distributions to shareholders:
From net investment income	(0.81)		(0.38)		(0.22)		(0.67)		(0.88)		(0.83)		(0.41)		(0.24)		(0.68)		(0.89)
From net realized gains	—		—		—		—		(0.95)		—		—		—		—		(0.95)

Total distributions	(0.81)		(0.38)		(0.22)		(0.67)		(1.83)		(0.83)		(0.41)		(0.24)		(0.68)		(1.84)

Net asset value, end of period	$25.35		$22.73		$23.86		$19.68		$14.46		$25.35		$22.73		$23.88		$19.69		$14.46

Total Return(b)	15.61%		(3.06)%		22.48%		41.10%		(43.54)%		15.69%		(3.01)%		22.59%		41.26%		(43.53)%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$322,692		$391,497		$713,815		$599,455		$564,067		$2,153,269		$2,554,065		$2,829,393		$2,220,138		$1,420,407
Net expenses to average daily net assets	0.65	%(c)(e)	0.65	%(c)(e)	0.65	%(c)	0.65	%(c)	0.66	%(d)	0.59	%(c)(e)	0.59	%(c)(e)	0.59	%(c)	0.59	%(c)	0.60	%(d)
Net investment income (loss) to average daily net assets	2.25%		2.49%		1.74%		2.00%		2.43%		2.35%		2.37%		1.79%		1.89%		2.47%
Portfolio turnover rate	55%		53%		59%		65%		63%		55%		53%		59%		65%		63%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.05%		0.05%		0.05%		0.06%		0.06%		0.05%		0.05%		0.05%		0.06%		0.06%

(a)	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of the Fund shares in relation to fluctuating market values of the investments of the Fund.
(b)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.
(c)	The net expense ratio does not include the effect of expense reductions (Note 2).
(d)	The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions.
(e)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	113

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

INTERNATIONAL INTRINSIC VALUE EXTENDED MARKETS FUND

	Class IV Shares
	Period from March 1, 2012 (commencement of operations) through February 28, 2013
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss)†	0.27
Net realized and unrealized gain (loss)	(0.01	)(a)

Total from investment operations	0.26

Less distributions to shareholders:
From net investment income	(0.27)

Total distributions	(0.27)

Net asset value, end of period	$9.99

Total Return(b)	2.63%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$310,979
Net expenses to average daily net assets(c)(d)	0.59%
Net investment income (loss) to average daily net assets	2.86%
Portfolio turnover rate	54%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.15%
(a)	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized (loss) on the investments due to the timing of purchases and redemptions of the Fund shares in relation to fluctuating market values of the investments of the Fund.
(b)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	The net expenses ratio does not include the effects of expense reductions (Note 2).
†	Calculated using average shares outstanding throughout the period.

114	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

INTERNATIONAL INTRINSIC VALUE FUND

	Class II Shares										Class III Shares
	Year Ended February 28/29,										Year Ended February 28/29,
	2013		2012		2011		2010		2009		2013		2012		2011		2010		2009
Net asset value, beginning of period	$20.18		$23.07		$19.35		$13.86		$29.69		$20.39		$23.31		$19.56		$14.00		$29.97

Income (loss) from investment operations:
Net investment income (loss)†	0.56		0.63		0.48		0.41		0.79		0.56		0.65		0.47		0.42		0.79
Net realized and unrealized gain (loss)	0.85		(2.83	)(a)	3.51		5.68		(14.01)		0.88		(2.86	)(a)	3.58		5.76		(14.13)

Total from investment operations	1.41		(2.20)		3.99		6.09		(13.22)		1.44		(2.21)		4.05		6.18		(13.34)

Less distributions to shareholders:
From net investment income	(0.65)		(0.69)		(0.27)		(0.60)		(0.99)		(0.67)		(0.71)		(0.30)		(0.62)		(1.01)
From net realized gains	—		—		—		—		(1.62)		—		—		—		—		(1.62)

Total distributions	(0.65)		(0.69)		(0.27)		(0.60)		(2.61)		(0.67)		(0.71)		(0.30)		(0.62)		(2.63)

Net asset value, end of period	$20.94		$20.18		$23.07		$19.35		$13.86		$21.16		$20.39		$23.31		$19.56		$14.00

Total Return(b)	7.23%		(9.51)%		20.79%		44.05%		(48.04)%		7.30%		(9.47)%		20.88%		44.21%		(48.01)%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$169,056		$292,379		$217,090		$394,009		$394,070		$1,540,203		$1,812,184		$2,257,078		$1,925,104		$1,487,839
Net expenses to average daily net assets	0.72	%(c)(d)	0.72	%(c)(d)	0.72	%(c)(d)	0.72	%(c)	0.74	%(e)	0.65	%(b)(c)	0.65	%(c)(d)	0.65	%(c)(d)	0.65	%(c)	0.67	%(e)
Net investment income (loss) to average daily net assets	2.87%		3.04%		2.36%		2.21%		3.41%		2.82%		3.09%		2.30%		2.19%		3.38%
Portfolio turnover rate	40%		37%		40%		40%		53%		40%		37%		40%		40%		53%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.04%		0.05%		0.05%		0.05%		0.05%		0.04%		0.05%		0.05%		0.05%		0.05%

	Class IV Shares										Class M Shares
	Year Ended February 28/29,										Year Ended February 28/29,
	2013		2012		2011		2010		2009		2013		2012		2011		2010		2009
Net asset value, beginning of period	$20.37		$23.30		$19.55		$14.00		$29.96		$20.11		$22.99		$19.30		$13.83		$29.60

Income (loss) from investment operations:
Net investment income (loss)†	0.54		0.62		0.48		0.43		0.82		0.50		0.58		0.41		0.35		0.73
Net realized and unrealized gain (loss)	0.91		(2.83	)(a)	3.58		5.75		(14.14)		0.86		(2.82	)(a)	3.52		5.69		(13.95)

Total from investment operations	1.45		(2.21)		4.06		6.18		(13.32)		1.36		(2.24)		3.93		6.04		(13.22)

Less distributions to shareholders:
From net investment income	(0.68)		(0.72)		(0.31)		(0.63)		(1.02)		(0.61)		(0.64)		(0.24)		(0.57)		(0.93)
From net realized gains	—		—		—		—		(1.62)		—		—		—		—		(1.62)

Total distributions	(0.68)		(0.72)		(0.31)		(0.63)		(2.64)		(0.61)		(0.64)		(0.24)		(0.57)		(2.55)

Net asset value, end of period	$21.14		$20.37		$23.30		$19.55		$14.00		$20.86		$20.11		$22.99		$19.30		$13.83

Total Return(b)	7.39%		(9.43)%		20.96%		44.22%		(47.95)%		6.99%		(9.72)%		20.50%		43.72%		(48.14)%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$7,366,819		$5,047,058		$3,458,202		$2,779,470		$1,900,168		$12,202		$12,183		$14,533		$13,221		$8,938
Net expenses to average daily net assets	0.59	%(c)(d)	0.59	%(c)(d)	0.59	%(c)(d)	0.59	%(c)	0.61	%(e)	0.95	%(c)(d)	0.95	%(c)(d)	0.95	%(c)(d)	0.95	%(c)	0.97	%(e)
Net investment income (loss) to average daily net assets	2.70%		3.00%		2.32%		2.25%		3.47%		2.56%		2.79%		2.01%		1.84%		3.13%
Portfolio turnover rate	40%		37%		40%		40%		53%		40%		37%		40%		40%		53%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.04%		0.05%		0.05%		0.05%		0.05%		0.04%		0.04%		0.05%		0.05%		0.05%

(a)	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of the Fund shares in relation to fluctuating market values of the investments of the Fund.
(b)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.
(c)	The net expense ratio does not include the effect of expense reductions (Note 2).
(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(e)	The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	115

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

INTERNATIONAL SMALL COMPANIES FUND

	Class III Shares
	Year Ended February 28/29,
	2013		2012		2011		2010		2009
Net asset value, beginning of period	$7.44		$8.48		$6.63		$4.20		$9.29

Income (loss) from investment operations:
Net investment income (loss)†	0.18		0.17		0.14		0.08		0.20
Net realized and unrealized gain (loss)	1.02		(0.84)		1.88		2.50		(4.78)

Total from investment operations	1.20		(0.67)		2.02		2.58		(4.58)

Less distributions to shareholders:
From net investment income	(0.30)		(0.37)		(0.17)		(0.15)		(0.13)
From net realized gains	—		—		—		—		(0.38)

Total distributions	(0.30)		(0.37)		(0.17)		(0.15)		(0.51)

Net asset value, end of period	$8.34		$7.44		$8.48		$6.63		$4.20

Total Return(a)	16.75%		(8.05)%		31.11%		61.64%		(51.47)%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$313,557		$368,374		$467,733		$1,160,294		$386,816
Net expenses to average daily net assets	0.76	%(b)(c)	0.76	%(b)(c)	0.76	%(b)(c)	0.75	%(b)	0.75	%(d)
Net investment income (loss) to average daily net assets	2.50%		2.28%		1.91%		1.17%		2.89%
Portfolio turnover rate	76%		90%		55%		58%		64%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.17%		0.14%		0.12%		0.09%		0.12%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.00	(e)	$0.01		$0.05		$0.02		$0.01
(a)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculations exclude purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares.
(b)	The net expense ratio does not include the effect of expense reductions (Note 2).
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions.
(e)	Purchase premiums and redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.

116	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

RESOURCES FUND

	Class III Shares
	Year Ended February 28, 2013		Period from December 28, 2011 (commencement of operations) through February 29, 2012
Net asset value, beginning of period	$22.96		$20.00

Income (loss) from investment operations:
Net investment income (loss)†	0.32		0.03
Net realized and unrealized gain (loss)	(1.25)	(a)	2.93

Total from investment operations	(0.93)		2.96

Less distributions to shareholders:
From net investment income	(0.20)		—
From net realized gains	(0.24)		—

Total distributions	(0.44)		—

Net asset value, end of period	$21.59		$22.96

Total Return(b)	(4.00)%		14.80	%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$104,241		$8,101
Net expenses to average daily net assets	0.77	%(c)	0.75	%*
Net investment income (loss) to average daily net assets	1.48%		0.78	%*
Portfolio turnover rate	51%		15	%**
Fees and expenses reimbursed by the Manager to average daily net assets:	0.73%		7.69	%*
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2)†:	$0.22		$0.06
(a)	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized (loss) on the investments due to the timing of purchases and redemptions of the Fund shares in relation to fluctuating market values of the investments of the Fund.
(b)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.
(c)	Net expenses exclude expenses included indirectly through investment in underlying funds.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

See accompanying notes to the financial statements.	117

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

RISK PREMIUM FUND

	Class III Shares		Class IV Shares		Class VI Shares
	Period from December 14, 2012 (commencement of operations) through February 28, 2013		Period from December 17, 2012 (commencement of operations) through February 28, 2013		Period from November 15, 2012 (commencement of operations) through February 28, 2013
Net asset value, beginning of period	$10.27		$10.30		$10.00

Income (loss) from investment operations:
Net investment income (loss)†	(0.01)		(0.01)		(0.01)
Net realized and unrealized gain (loss)	0.27		0.25		0.54

Total from investment operations	0.26		0.24		0.53

Net asset value, end of period	$10.53		$10.54		$10.53

Total Return(a)	2.53	%**	2.33	%**	5.30	%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$6,793		$8,244		$616,464
Net expenses to average daily net assets(b)(c)	0.60	%*	0.55	%*	0.51	%*
Net investment income (loss) to average daily net assets	(0.56	)%*	(0.51	)%*	(0.46	)%*
Portfolio turnover rate	0	%**	0	%**	0	%**
Fees and expenses reimbursed by the Manager to average daily net assets:	0.08	%*	0.07	%*	0.10	%*
Purchase premium and redemption fees consisted of the following per share amounts (Note 2):†	$0.01		$0.00	(d)	$0.02

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares.
(b)	The net expense ratio does not include the effect of expense reductions (Note 2).
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	Purchase premiums and redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

118	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

TAX-MANAGED INTERNATIONAL EQUITIES FUND

	Class III Shares
	Year Ended February 28/29,
	2013		2012		2011		2010		2009
Net asset value, beginning of period	$13.80		$15.41		$12.97		$9.28		$18.73

Income (loss) from investment operations:
Net investment income (loss)†	0.39		0.43		0.30		0.26		0.48
Net realized and unrealized gain (loss)	0.83		(1.59)		2.47		3.80		(8.92)

Total from investment operations	1.22		(1.16)		2.77		4.06		(8.44)

Less distributions to shareholders:
From net investment income	(0.46)		(0.45)		(0.33)		(0.37)		(0.49)
From net realized gains	—		—		—		—		(0.52)

Total distributions	(0.46)		(0.45)		(0.33)		(0.37)		(1.01)

Net asset value, end of period	$14.56		$13.80		$15.41		$12.97		$9.28

Total Return(a)	8.99%		(7.35)%		21.51%		43.60%		(46.71)%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$479,005		$505,282		$599,876		$547,178		$414,024
Net expenses to average daily net assets	0.67	%(b)(c)	0.65	%(b)(c)	0.65	%(b)(c)	0.65	%(b)	0.67	%(b)
Net investment income (loss) to average daily net assets	2.83%		3.02%		2.20%		2.08%		3.09%
Portfolio turnover rate	54%		48%		40%		49%		67%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.12%		0.11%		0.11%		0.09%		0.11%
(a)	The total returns would have been lower had certain expenses not been reimbursed and/ or waived during the periods shown and assumes the effect of reinvested distributions.
(b)	The net expense ratio does not include the effect of expense reductions (Note 2).
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	119

GMO Trust Funds

Notes to Financial Statements

February 28, 2013

1.	Organization

Each of GMO Currency Hedged International Equity Fund, Developed World Stock Fund, Flexible Equities Fund, International Core Equity Fund, International Growth Equity Fund, International Intrinsic Value Extended Markets Fund (commenced operations on March 1, 2012), International Intrinsic Value Fund, International Small Companies Fund, Resources Fund, Risk Premium Fund (commenced operations on November 15, 2012) and Tax-Managed International Equities Fund (each a “Fund” and collectively the “Funds”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (Funds) and to subdivide Funds into classes. The Funds are advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”).

For cash management purposes, the Funds may invest in GMO U.S. Treasury Fund and unaffiliated money market funds. The Funds may also invest in other GMO Funds (“underlying funds”).

The following table provides information about the Funds’ principal investment objectives and benchmarks (if any):

Fund Name	Benchmark	Principle Investment Objective
Currency Hedged International Equity Fund	MSCI EAFE Index (Hedged)	Total return greater than benchmark
Developed World Stock Fund	MSCI World Index	High total return
Flexible Equities Fund	MSCI World Index	Total return in excess of benchmark
International Core Equity Fund	MSCI EAFE Index	High total return
International Growth Equity Fund	MSCI EAFE Growth Index	High total return
International Intrinsic Value Extended Markets Fund	MSCI ACWI ex-U.S. Index	High total return
International Intrinsic Value Fund	MSCI EAFE Value Index	High total return
International Small Companies Fund	MSCI EAFE Small Cap Index	High total return
Resources Fund	Not Applicable	Total return
Risk Premium Fund	Not Applicable	Total return
Tax-Managed International Equities Fund	MSCI EAFE Index (after tax)	High after-tax total return

Flexible Equities Fund and International Small Companies Fund currently limit subscriptions.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Funds in preparing these financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Funds are maintained in U.S. Dollars.

Portfolio valuation

Exchange-traded securities (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. Unlisted securities (including debt instruments) for which market quotations are readily available are valued at the most recent quoted price. In the case of non-emerging market debt instruments with a remaining maturity of sixty days or less, the instrument may be valued at amortized cost which approximates market value, if the issuer is deemed to present minimal credit risk. Shares of the underlying funds and other open-end registered investment companies are valued at their most recent net asset value. If quotations are not readily available or circumstances make an existing valuation methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in

120

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

pricing, and in particular fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See the table below for information about securities and derivatives, if any, that were fair valued using methods determined in good faith by or at the direction of the Trustees. The Funds and/or underlying funds classify such securities as Level 3 (levels defined below). For the year ended February 28, 2013, the Funds did not reduce the value of any of their over-the-counter (“OTC”) derivatives contracts based on the creditworthiness of their counterparties. See Note 4 “Derivative financial instruments” for a further discussion on valuation of derivatives.

The foregoing pricing methodologies are modified for equity securities listed on foreign exchanges and that trade in securities markets that are closed prior to the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE). In those cases, the value will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close. The table below shows the percentage of the net assets of the Funds, held either directly or through investments in the underlying funds, that were valued using fair value prices obtained from that independent pricing service as of February 28, 2013. These securities listed on foreign exchanges (including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE)) are classified as Level 2 inputs (levels defined below) in the table below.

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security. If an updated quote for a security is not available by the time that the Funds calculate their net asset value on any business day, the Funds will generally use a quoted price from a prior day to value that security.

As discussed above, certain of the Funds and underlying funds invest in securities and/or derivatives which may have been fair valued using methods determined in good faith by or at the direction of the Trustees or which may have been valued using fair value inputs obtained from an independent pricing service. The net aggregate direct and/or indirect exposure to these valuation methodologies (based on each Fund’s net assets) as of February 28, 2013 is as follows:

Securities

Fund Name	Fair valued using methods determined in good faith by or at the direction of the Trustees		Fair valued using inputs obtained from an independent pricing service
Currency Hedged International Equity Fund	—		90.6%
Developed World Stock Fund	—		42.6%
Flexible Equities Fund	—		97.9%
International Core Equity Fund	0.0%*		93.8%
International Growth Equity Fund	—		92.7%
International Intrinsic Value Extended Markets Fund	—		86.2%
International Intrinsic Value Fund	—		93.7%
International Small Companies Fund	0.0	%*	93.3%
Resources Fund	—		50.9%
Risk Premium Fund	—		—
Tax-Managed International Equities Fund	—		95.4%

*	Rounds to 0.0%.

121

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

Derivatives

Fund Name	Futures contracts fair valued using inputs obtained from an independent pricing service	Options fair valued using inputs obtained from an independent pricing service
Currency Hedged International Equity Fund	0.1%	—
Developed World Stock Fund	0.2%	—
Flexible Equities Fund	(0.1)%	—
International Core Equity Fund	(0.1)%	—
International Growth Equity Fund	0.0%*	—
International Intrinsic Value Extended Markets Fund	0.1%	—
International Intrinsic Value Fund	0.2%	—
International Small Companies Fund	(0.1)%	—
Resources Fund	—	—
Risk Premium Fund	—	(0.7)%
Tax-Managed International Equities Fund	—	—

*	Rounds to 0.0%.

U.S. GAAP requires the Funds to disclose the fair value of their investments in a three-level hierarchy (Levels 1, 2, and 3). The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Funds’ investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the fair value hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between levels.

U.S. GAAP requires additional disclosures about fair value measurements for material Level 3 securities and derivatives, if any (determined by each category of asset or liability as compared to a Fund’s total net assets separately identified in the “Valuation Inputs” table below). At February 28, 2013, there were no direct material Level 3 classes of investments or derivatives with significant unobservable inputs subject to this additional disclosure.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities, certain U.S. government obligations with a remaining maturity of greater than 60 days, derivatives actively traded on a national securities exchange (such as some futures and options), and shares of open-end mutual funds (even if their investments are valued using Level 2 or Level 3 inputs).

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

The types of assets and liabilities categorized in Level 2 generally include debt securities such as U.S. government securities with a remaining maturity of less than 60 days valued at amortized cost; certain OTC derivatives such as swaps, options, swaptions, and forward foreign currency exchange contracts valued using industry standard models; certain restricted securities valued at the most recent available market or quoted price; and certain foreign equity securities that are adjusted based on inputs from an independent pricing service approved by the Trustees, including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE) to reflect estimated valuation changes through the NYSE close.

122

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

The types of assets and liabilities categorized in Level 3 generally include, but are not limited to, securities whose trading has been suspended or that have been de-listed from their current primary trading exchange valued at the most recent available market or quoted price; securities in default or bankruptcy proceedings for which there is no current market quotation valued at the most recent available market or quoted price; third-party investment funds where valuations are provided by fund sponsors and which are adjusted for liquidity considerations as well as the timing of the receipt of information; and certain securities that are valued at the local price and adjusted by applying a premium or discount when the holdings exceed foreign ownership limitations; and certain derivatives valued using third party valuation services.

The following is a summary of the respective levels assigned to the Funds’ direct securities and derivatives, if any, as of February 28, 2013:

Valuation Inputs as of February 28, 2013

Description	Level 1	Level 2	Level 3	Total
Currency Hedged International Equity Fund
Asset Valuation Inputs
Mutual Funds
United States	$2,187,850,887	$—	$—	$2,187,850,887

TOTAL MUTUAL FUNDS	2,187,850,887	—	—	2,187,850,887

Short-Term Investments	60,881,452	—	—	60,881,452

Total Investments	2,248,732,339	—	—	2,248,732,339

Derivatives*
Forward Currency Contracts
Foreign currency risk	—	18,122,068	—	18,122,068

Total	$2,248,732,339	$18,122,068	$—	$2,266,854,407

Liability Valuation Inputs
Derivatives*
Forward Currency Contracts
Foreign currency risk	$—	$(7,435,287)	$—	$(7,435,287)

Total	$—	$(7,435,287)	$—	$(7,435,287)

Developed World Stock Fund
Asset Valuation Inputs
Common Stocks
Australia	$—	$2,206,981	$—	$2,206,981
Austria	—	1,311,882	—	1,311,882
Belgium	—	3,037,018	—	3,037,018
Canada	428,381	—	—	428,381
Denmark	—	676,084	—	676,084
Finland	—	500,013	—	500,013
France	—	23,836,918	—	23,836,918
Germany	—	13,064,674	—	13,064,674
Hong Kong	—	48	—	48
Ireland	—	1,671,781	—	1,671,781
Italy	—	13,211,862	—	13,211,862
Japan	—	40,403,175	—	40,403,175
Netherlands	—	1,695,506	—	1,695,506
Norway	—	1,065,203	—	1,065,203
Portugal	—	901,312	—	901,312
Singapore	—	2,914,638	—	2,914,638
Spain	—	14,140,763	—	14,140,763
Sweden	—	271,068	—	271,068
Switzerland	—	1,657,881	—	1,657,881

123

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

	Level 1	Level 2	Level 3	Total
Developed World Stock Fund (continued)
Asset Valuation Inputs (continued)
United Kingdom	$—	$28,989,459	$—	$28,989,459
United States	190,788,448	—	—	190,788,448

TOTAL COMMON STOCKS	191,216,829	151,556,266	—	342,773,095

Preferred Stocks
Germany	—	1,970,437	—	1,970,437

TOTAL PREFERRED STOCKS	—	1,970,437	—	1,970,437

Mutual Funds
United States	9,708,326	—	—	9,708,326

TOTAL MUTUAL FUNDS	9,708,326	—	—	9,708,326

Short-Term Investments	3,897,280	—	—	3,897,280

Total Investments	$204,822,435	$153,526,703	$—	$358,349,138

Derivatives*
Forward Currency Contracts
Foreign currency risk	—	434,971	—	434,971
Futures Contracts
Equity risk	4,080	854,301	—	858,381

Total	$204,826,515	$154,815,975	$—	$359,642,490

Liability Valuation Inputs
Derivatives*
Forward Currency Contracts
Foreign currency risk	$—	$(147,925)	$—	$(147,925)
Futures Contracts
Equity risk	(2,137)	(221,066)	—	(223,203)

Total	$(2,137)	$(368,991)	$—	$(371,128)

Flexible Equities Fund
Asset Valuation Inputs
Common Stocks
Japan	$—	$991,085,223	$—	$991,085,223

TOTAL COMMON STOCKS	—	991,085,223	—	991,085,223

Short-Term Investments	37,902,875	—	—	37,902,875

Total Investments	37,902,875	991,085,223	—	1,028,988,098

Total	$37,902,875	$991,085,223	$—	$1,028,988,098

Liability Valuation Inputs
Derivatives*
Forward Currency Contracts
Foreign currency risk	$—	$(9,002,013)	$—	$(9,002,013)
Futures Contracts
Equity risk	—	(5,354)	—	(5,354)

Total	$—	$(9,007,367)	$—	$(9,007,367)

124

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

Description	Level 1	Level 2	Level 3		Total
International Core Equity Fund
Asset Valuation Inputs
Common Stocks
Australia	$—	$288,483,321	$—		$288,483,321
Austria	—	31,109,827	—		31,109,827
Belgium	—	81,954,856	—		81,954,856
Canada	154,594,646	—	—		154,594,646
Denmark	—	47,842,668	—		47,842,668
Finland	—	31,468,796	—		31,468,796
France	—	512,891,134	—		512,891,134
Germany	—	295,664,966	—		295,664,966
Greece	—	14,488,976	—		14,488,976
Hong Kong	—	38,842,336	—		38,842,336
Ireland	—	26,070,779	—		26,070,779
Israel	—	7,563,417	—		7,563,417
Italy	—	235,617,858	—		235,617,858
Japan	—	1,067,418,378	—		1,067,418,378
Malta	—	—	0	**	0	**
Netherlands	—	58,164,533	1,026,047		59,190,580
New Zealand	—	30,319,458	—		30,319,458
Norway	—	16,791,515	—		16,791,515
Portugal	—	13,084,017	—		13,084,017
Singapore	—	65,008,249	—		65,008,249
Spain	—	327,278,087	—		327,278,087
Sweden	—	43,187,056	—		43,187,056
Switzerland	—	55,072,497	—		55,072,497
United Kingdom	—	888,333,032	0	**	888,333,032

TOTAL COMMON STOCKS	154,594,646	4,176,655,756	1,026,047		4,332,276,449

Preferred Stocks
Germany	—	40,623,798	—		40,623,798

TOTAL PREFERRED STOCKS	—	40,623,798	—		40,623,798

Mutual Funds
United States	86,633,100	—	—		86,633,100

TOTAL MUTUAL FUNDS	86,633,100	—	—		86,633,100

Short-Term Investments	20,089,605	—	—		20,089,605

Total Investments	261,317,351	4,217,279,554	1,026,047		4,479,622,952

Derivatives*
Forward Currency Contracts
Foreign Currency Risk	—	8,447,390	—		8,447,390
Futures Contracts
Equity Risk	—	4,423,303	—		4,423,303

Total	$261,317,351	$4,230,150,247	$1,026,047		$4,492,493,645

125

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

Description	Level 1	Level 2	Level 3		Total
International Core Equity Fund (continued)
Liability Valuation Inputs
Derivatives*
Forward Currency Contracts
Foreign Currency Risk	$—	$(6,380,676)	$—		$(6,380,676)
Futures Contracts
Equity Risk	(3,466,432)	(9,696,427)	—		(13,162,859)

Total	$(3,466,432)	$(16,077,103)	$—		$(19,543,535)

International Growth Equity Fund
Asset Valuation Inputs
Common Stocks
Australia	$—	$110,836,129	$—		$110,836,129
Austria	—	4,503,437	0	**	4,503,437
Belgium	—	43,186,606	—		43,186,606
Canada	77,812,191	—	—		77,812,191
Denmark	—	77,544,394	—		77,544,394
Finland	—	30,101,210	—		30,101,210
France	—	160,795,823	—		160,795,823
Germany	—	200,536,340	—		200,536,340
Hong Kong	—	82,819,275	—		82,819,275
Ireland	—	24,853,392	—		24,853,392
Israel	—	6,526,767	—		6,526,767
Italy	—	18,596,449	—		18,596,449
Japan	—	519,882,414	—		519,882,414
Netherlands	—	50,922,657	—		50,922,657
New Zealand	—	3,077,300	—		3,077,300
Norway	—	21,854,799	—		21,854,799
Singapore	—	60,049,482	—		60,049,482
Spain	—	54,071,022	—		54,071,022
Sweden	—	60,605,173	—		60,605,173
Switzerland	—	216,770,622	—		216,770,622
United Kingdom	—	518,149,074	—		518,149,074

TOTAL COMMON STOCKS	77,812,191	2,265,682,365	0	**	2,343,494,556

Preferred Stocks
Germany	—	28,901,259	—		28,901,259

TOTAL PREFERRED STOCKS	—	28,901,259	—		28,901,259

Rights/warrants
Canada	3,716	—	—		3,716

TOTAL RIGHTS/WARRANTS	3,716	—	—		3,716

Mutual Funds
United States	52,767,000	—	—		52,767,000

TOTAL MUTUAL FUNDS	52,767,000	—	—		52,767,000

Short-Term Investments	34,862,401	—	—		34,862,401

Total Investments	$165,445,308	$2,294,583,624	$0	**	$2,460,028,932

126

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

Description	Level 1	Level 2	Level 3		Total
International Growth Equity Fund (continued)
Asset Valuation Inputs (continued)
Derivatives*
Forward Currency Contracts
Foreign currency risk	$—	$2,693,809	$—		$2,693,809
Futures Contracts
Equity risk	—	1,244,095	—		1,244,095

Total	$165,445,308	$2,298,521,528	$0	**	$2,463,966,836

Liability Valuation Inputs
Derivatives*
Forward Currency Contracts
Foreign currency risk	$—	$(897,262)	$—		$(897,262)
Futures Contracts
Equity risk	(2,650,455)	(353,231)	—		(3,003,686)

Total	$(2,650,455)	$(1,250,493)	$—		$(3,900,948)

International Intrinsic Value Extended Markets Fund
Asset Valuation Inputs
Common Stocks
Australia	$—	$8,359,147	$—		$8,359,147
Austria	—	1,355,317	—		1,355,317
Belgium	—	2,101,173	—		2,101,173
Brazil	3,127,799	—	—		3,127,799
Canada	7,583,902	—	—		7,583,902
China	—	23,450,807	—		23,450,807
Colombia	480,559	—	—		480,559
Denmark	—	677,133	—		677,133
Finland	—	1,120,678	—		1,120,678
France	—	27,809,198	—		27,809,198
Germany	—	14,271,341	—		14,271,341
Greece	—	920,434	—		920,434
Hong Kong	—	1,877,149	—		1,877,149
India	512,946	—	—		512,946
Ireland	—	1,371,845	—		1,371,845
Italy	—	12,389,351	—		12,389,351
Japan	—	52,719,554	—		52,719,554
Mexico	1,650,648	—	—		1,650,648
Netherlands	—	2,217,885	—		2,217,885
New Zealand	—	1,467,715	—		1,467,715
Peru	420,094	—	—		420,094
Portugal	—	805,468	—		805,468
Russia	—	9,026,150	—		9,026,150
Singapore	—	3,398,117	—		3,398,117
South Africa	—	2,257,889	—		2,257,889
South Korea	—	10,506,266	—		10,506,266
Spain	—	16,371,635	—		16,371,635
Sweden	—	1,689,930	—		1,689,930
Switzerland	—	3,878,689	—		3,878,689
Taiwan	—	5,523,627	—		5,523,627

127

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

Description	Level 1	Level 2	Level 3		Total
International Intrinsic Value Extended Markets Fund (continued)
Asset Valuation Inputs (continued)
Thailand	$—	$1,702,546	$—		$1,702,546
Turkey	—	820,828	—		820,828
United Kingdom	—	57,457,129	—		57,457,129

TOTAL COMMON STOCKS	13,775,948	265,547,001	—		279,322,949

Preferred Stocks
Brazil	9,531,492	—	—		9,531,492
Germany	—	1,026,241	—		1,026,241
South Korea	—	1,514,458	—		1,514,458

TOTAL PREFERRED STOCKS	9,531,492	2,540,699	—		12,072,191

Mutual Funds
United States	14,658,000	—	—		14,658,000

TOTAL MUTUAL FUNDS	14,658,000	—	—		14,658,000

Short-Term Investments	2,433,896	—	—		2,433,896

Total Investments	40,399,336	268,087,700	—		308,487,036

Derivatives*
Forward Currency Contracts
Foreign currency risk	—	556,602	—		556,602
Futures Contracts
Equity risk	—	693,171	—		693,171

Total	$40,399,336	$269,337,473	$—		$309,736,809

Liability Valuation Inputs
Derivatives*
Forward Currency Contracts
Foreign currency risk	$—	$(404,843)	$—		$(404,843)
Futures Contracts
Equity risk	(37,667)	(477,446)	—		(515,113)

Total	$(37,667)	$(882,289)	$—		$(919,956)

International Intrinsic Value Fund
Asset Valuation Inputs
Common Stocks
Australia	$—	$336,528,456	$—		$336,528,456
Austria	—	43,381,384	0	**	43,381,384
Belgium	—	89,227,266	—		89,227,266
Canada	81,452,769	—	—		81,452,769
Denmark	—	31,062,449	—		31,062,449
Finland	—	47,670,003	—		47,670,003
France	—	1,185,659,196	—		1,185,659,196
Germany	—	550,144,964	—		550,144,964
Greece	—	26,026,943	—		26,026,943
Hong Kong	—	85,024,448	—		85,024,448
Ireland	—	42,137,152	—		42,137,152
Israel	—	24,712,890	—		24,712,890

128

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

Description	Level 1	Level 2	Level 3		Total
International Intrinsic Value Fund (continued)
Asset Valuation Inputs (continued)
Italy	$—	$538,706,198	$—		$538,706,198
Japan	—	1,911,498,263	—		1,911,498,263
Malta	—	—	0	**	0 **
Netherlands	—	84,850,330	—		84,850,330
New Zealand	—	38,259,697	—		38,259,697
Norway	—	48,287,164	—		48,287,164
Portugal	—	25,989,660	—		25,989,660
Singapore	—	138,023,659	—		138,023,659
Spain	—	711,695,357	—		711,695,357
Sweden	—	82,185,563	—		82,185,563
Switzerland	—	165,510,276	—		165,510,276
United Kingdom	—	2,252,040,581	—		2,252,040,581

TOTAL COMMON STOCKS	81,452,769	8,458,621,899	—		8,540,074,668

Preferred Stocks
Germany	—	53,177,699	—		53,177,699

TOTAL PREFERRED STOCKS	—	53,177,699	—		53,177,699

Mutual Funds
United States	88,307,524	—	—		88,307,524

TOTAL MUTUAL FUNDS	88,307,524	—	—		88,307,524

Short-Term Investments	321,491,191	—	—		321,491,191

Total Investments	$491,251,484	$8,511,799,598	$—		$9,003,051,082

Derivatives*
Forward Currency Contracts
Foreign Currency Risk	—	15,530,617	—		15,530,617
Futures Contracts
Equity Risk	—	26,318,321	—		26,318,321

Total	$491,251,484	$8,553,648,536	$—		$9,044,900,020

Liability Valuation Inputs
Derivatives*
Forward Currency Contracts
Foreign Currency Risk	$—	$(3,524,382)	$—		$(3,524,382)
Futures Contracts
Equity Risk	(3,251,982)	(11,024,381)	—		(14,276,363)

Total	$(3,251,982)	$(14,548,763)	$—		$(17,800,745)

129

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

Description	Level 1	Level 2	Level 3		Total
International Small Companies Fund
Asset Valuation Inputs
Common Stocks
Australia	$—	$10,396,871	$—		$10,396,871
Austria	—	911,709	0	**	911,709
Belgium	—	1,888,817	18		1,888,835
Brazil	1,235,607	—	—		1,235,607
Canada	7,935,363	—	—		7,935,363
China	—	708,300	—		708,300
Czech Republic	—	87,767	—		87,767
Denmark	—	1,372,852	—		1,372,852
Finland	—	1,752,196	—		1,752,196
France	—	12,264,755	—		12,264,755
Germany	—	20,377,593	—		20,377,593
Greece	—	4,061,564	5,942		4,067,506
Hong Kong	—	3,524,479	—		3,524,479
India	—	1,263,923	—		1,263,923
Indonesia	—	—	222,158		222,158
Ireland	—	9,475,796	—		9,475,796
Israel	—	587,385	—		587,385
Italy	—	13,777,700	—		13,777,700
Japan	—	93,993,556	—		93,993,556
Netherlands	—	3,467,462	214,242		3,681,704
New Zealand	—	237,693	—		237,693
Norway	—	4,099,689	—		4,099,689
Philippines	—	253,365	—		253,365
Poland	—	82,720	—		82,720
Portugal	—	1,149,184	—		1,149,184
Russia	—	670,730	—		670,730
Singapore	—	13,238,905	—		13,238,905
South Africa	—	456,475	—		456,475
South Korea	—	4,227,006	—		4,227,006
Spain	—	6,230,174	—		6,230,174
Sweden	—	4,137,114	7,818		4,144,932
Switzerland	—	5,061,975	—		5,061,975
Taiwan	—	1,534,062	0	**	1,534,062
Thailand	—	1,319,905	—		1,319,905
Turkey	—	1,680,868	—		1,680,868
United Kingdom	—	63,970,088	—		63,970,088

TOTAL COMMON STOCKS	9,170,970	288,262,678	450,178		297,883,826

Preferred Stocks
Brazil	1,098,161	—	—		1,098,161
Germany	—	2,346,144	—		2,346,144
Russia	—	1,921,782	—		1,921,782

TOTAL PREFERRED STOCKS	1,098,161	4,267,926	—		5,366,087

Rights/Warrants
Malaysia	—	823	—		823

TOTAL RIGHTS/WARRANTS	—	823	—		823

130

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

Description	Level 1	Level 2	Level 3	Total
International Small Companies Fund (continued)
Asset Valuation Inputs (continued)
Mutual Funds
United States	$4,067,469	$—	$—	$4,067,469

TOTAL MUTUAL FUNDS	4,067,469	—	—	4,067,469

Short-Term Investments	3,016,909	—	—	3,016,909

Total Investments	17,353,509	292,531,427	450,178	310,335,114

Derivatives*
Forward Currency Contracts
Foreign currency risk	—	265,364	—	265,364
Futures Contracts
Equity risk	—	604,590	—	604,590

Total	$17,353,509	$293,401,381	$450,178	$311,205,068

Liability Valuation Inputs
Derivatives*
Forward Currency Contracts
Foreign currency risk	$—	$(251,160)	$—	$(251,160)
Futures Contracts
Equity risk	(319,518)	(670,034)	—	(989,552)

Total	$(319,518)	$(921,194)	$—	$(1,240,712)

Resources Fund
Asset Valuation Inputs
Common Stocks
Australia	$—	$351,698	$—	$351,698
Austria	—	527,820	—	527,820
Brazil	1,469,714	—	—	1,469,714
Canada	6,610,345	—	—	6,610,345
China	—	3,516,992	—	3,516,992
Czech Republic	—	741,634	—	741,634
Denmark	—	554,352	—	554,352
France	—	2,898,957	—	2,898,957
Germany	—	749,638	—	749,638
Greece	—	233,377	—	233,377
Hungary	—	281,634	—	281,634
Indonesia	—	424,222	—	424,222
Israel	—	1,035,504	—	1,035,504
Italy	—	2,292,147	—	2,292,147
Japan	—	9,340,108	—	9,340,108
Netherlands	—	309,136	—	309,136
Norway	—	5,606,541	—	5,606,541
Poland	—	1,587,538	—	1,587,538
Russia	—	4,264,116	—	4,264,116
Singapore	—	1,425,129	—	1,425,129
South Africa	—	352,773	—	352,773
South Korea	—	118,487	—	118,487
Spain	—	2,250,607	—	2,250,607
Sweden	—	525,929	—	525,929
Taiwan	—	170,822	—	170,822
Thailand	—	631,995	—	631,995
Turkey	—	597,072	—	597,072

131

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

Description	Level 1	Level 2	Level 3		Total
Resources Fund (continued)
Asset Valuation Inputs (continued)
United Kingdom	$—	$12,303,873	$—		$12,303,873
United States	20,739,487	—	—		20,739,487

TOTAL COMMON STOCKS	28,819,546	53,092,101	—		81,911,647

Preferred Stocks
Brazil	2,239,947	—	—		2,239,947

TOTAL PREFERRED STOCKS	2,239,947	—	—		2,239,947

Mutual Funds
United States	1,041,000	—	—		1,041,000

TOTAL MUTUAL FUNDS	1,041,000	—	—		1,041,000

Short-Term Investments	4,633,212	—	—		4,633,212

Total Investments	36,733,705	53,092,101	—		89,825,806

Total	$36,733,705	$53,092,101	$—		$89,825,806

Risk Premium Fund
Asset Valuation Inputs
Mutual Funds
United States	$278,253,028	$—	$—		$278,253,028

TOTAL MUTUAL FUNDS	278,253,028	—	—		278,253,028

Short-Term Investments	16,034,262	—	—		16,034,262

Total Investments	294,287,290	—	—		294,287,290

Total	$294,287,290	$—	$—		$294,287,290

Liability Valuation Inputs
Derivatives*
Written Options
Equity Risk	$(2,764,057)	$(4,577,341)	$—		$(7,341,398)

Total	$(2,764,057)	$(4,577,341)	$—		$(7,341,398)

Tax-Managed International Equities Fund
Asset Valuation Inputs
Common Stocks
Australia	$—	$21,993,211	$—		$21,993,211
Austria	—	3,755,911	0	**	3,755,911
Belgium	—	8,725,274	—		8,725,274
Canada	10,785,391	—	—		10,785,391
Denmark	—	4,905,012	—		4,905,012
Finland	—	2,578,909	—		2,578,909
France	—	60,113,116	21		60,113,137
Germany	—	32,660,150	—		32,660,150
Greece	—	1,101,291	—		1,101,291
Hong Kong	—	4,911,421	—		4,911,421
Ireland	—	3,006,230	—		3,006,230
Israel	—	323,511	—		323,511
Italy	—	28,015,528	—		28,015,528
Japan	—	112,418,963	—		112,418,963
Malta	—	—	0	**	0 **

132

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

Description	Level 1	Level 2	Level 3	Total
Tax-Managed International Equities Fund (continued)
Asset Valuation Inputs (continued)
Netherlands	$—	$7,007,765	$—	$7,007,765
New Zealand	—	2,173,024	—	2,173,024
Norway	—	725,553	—	725,553
Portugal	—	2,337,924	—	2,337,924
Singapore	—	11,427,112	—	11,427,112
Spain	—	37,179,221	—	37,179,221
Sweden	—	3,651,240	—	3,651,240
Switzerland	—	6,318,833	—	6,318,833
United Kingdom	—	98,214,182	—	98,214,182

TOTAL COMMON STOCKS	10,785,391	453,543,381	21	464,328,793

Preferred Stocks
Germany	—	3,440,719	—	3,440,719

TOTAL PREFERRED STOCKS	—	3,440,719	—	3,440,719

Mutual Funds
United States	5,391,305	—	—	5,391,305

TOTAL MUTUAL FUNDS	5,391,305	—	—	5,391,305

Short-Term Investments	4,520,993	—	—	4,520,993

Total Investments	20,697,689	456,984,100	21	477,681,810

Derivatives*
Forward Currency Contracts
Foreign currency risk	—	563,976	—	563,976

Total	$20,697,689	$457,548,076	$21	$478,245,786

Liability Valuation Inputs
Derivatives*
Forward Currency Contracts
Foreign currency risk Derivatives	$—	$(472,070)	$—	$(472,070)

Total	$—	$(472,070)	$—	$(472,070)

The risks referenced in the tables above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

*	The tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Funds’ net asset values than the uncertainties surrounding inputs for a non-derivative security with the same market value.
**	Represents the interest in securities that were determined to have a fair value of zero at February 28, 2013.

The underlying funds held at year end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ Notes to Financial Statements.

For all Funds for the year ended February 28, 2013, there were no material transfers between Level 1 and Level 2.

133

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

The following is a reconciliation of securities and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 29, 2012	Purchases	Sales	Accrued Discounts/ Premiums	Total Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3 *		Transfer out of Level 3 *		Balances as of February 28, 2013	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of February 28, 2013
International Core Equity Fund
Common Stocks
Netherlands	$—	$—	$—	$—	$—	$—	$1,026,047	**	$—		$1,026,047	$—

Total	$—	$—	$—	$—	$—	$—	$1,026,047		$—		$1,026,047	$—

International Small Companies Fund
Common Stocks
Belgium	$—	$—	$—	$—	$—	$—	$18	**	$—		$18	$—
Greece	—	—	—	—	—	—	5,942	**	—		5,942	—
Indonesia	306,120	—	(65,047)	—	(42,918)	24,003	—		—		222,158	24,003
Netherlands	—	—	—	—	—	—	214,242	**	—		214,242	—
Sweden	9,857	—	(2,177)	—	(331,183)	331,321	—		—		7,818	331,321
Taiwan	4,973	—	—	—	—	(4,973)	—		—		—	—
Thailand	45,836	—	(47,724)	—	(29,040)	30,928	—		—		—	—

Total	$366,786	$—	$(114,948)	$—	$(403,141)	$381,279	$220,202		$—		$450,178	$355,324

Resources Fund
Common Stocks
Thailand	$87,091	$443,875	$(19,872)	$—	$433	$(27,247)	$—		$(484,280	)**	$—	$—

Total	$87,091	$443,875	$(19,872)	$—	$433	$(27,247)	$—		$(484,280)		$—	$—

Tax-Managed International Equities Fund
Common Stocks
France	$21	$—	$—	$—	$—	$—	$—		$—		$21	$—

Total	$21	$—	$—	$—	$—	$—	$—		$—		$21	$—

*	The Funds account for securities and derivatives, if any, transferred into and out of Level 3 at the value at the end of the year.
**	Financial assets transferred between Level 2 and Level 3 were due to a change in observable and/or unobservable inputs.

134

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

The net aggregate direct and/or indirect exposure to investments in securities using Level 3 inputs (based on the Funds’ net assets) as of February 28, 2013 were as follows:

Fund Name	Level 3 securities
Currency Hedged International Equity Fund	—
Developed World Stock Fund	—
Flexible Equities Fund	—
International Core Equity Fund	0.0%*
International Growth Equity Fund	—
International Intrinsic Value Extended Markets Fund	—
International Intrinsic Value Fund	—
International Small Companies Fund	0.1%
Resources Fund	—
Risk Premium Fund	—
Tax-Managed International Equities Fund	0.0%*

*	Rounds to 0.0%.

Cash

Cash and Foreign Currency, if any, on the Statement of Assets and Liabilities, consists of cash balances held with the custodian.

Due to/from broker

Due to/from broker in the Statement of Assets and Liabilities includes collateral on swap agreements, futures contracts, option contracts and forward currency contracts, if any.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. Dollars at the close of regular trading on the NYSE, generally at 4:00 pm Boston time. Income and expenses denominated in foreign currencies are typically translated into U.S. Dollars at the close of regular trading on the NYSE. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Taxes and distributions

Each Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Each Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, each Fund makes no provision for U.S. federal income or excise taxes. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country’s tax treaty with the United States. The foreign withholding rates applicable to each Fund’s investments in certain jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders.

Each Fund’s policy is to declare and pay distributions of its net investment income, if any, semi-annually. Each Fund also intends to distribute net realized short-term and long-term capital gains, if any, at least annually. Typically, distributions are reinvested in additional shares of each Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by each Fund on the ex-dividend date.

Foreign taxes paid by each Fund may be treated, to the extent permissible under the Code and if that Fund so elects, as if paid by U.S. shareholders of that Fund.

Each Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. Taxes related to capital gains realized during the year ended February 28, 2013, if any, are reflected as part of Net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gain taxes on unrealized investment gains, if any, are reflected as part of Change in net unrealized appreciation (depreciation) in the Statement of Operations. Transaction-based charges are generally calculated as a percentage of the transaction amount.

135

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will likely reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences for each Fund primarily relate to reasons described in the following table:

Differences related to:	Currency Hedged International Equity Fund	Developed World Stock Fund	Flexible Equities Fund	International Core Equity Fund	International Growth Equity Fund	International Intrinsic Value Extended Markets Fund	International Intrinsic Value Fund	International Small Companies Fund	Resources Fund	Risk Premium Fund	Tax-Managed International Equities Fund
Accretion and amortization
Capital loss carry forwards	X	X	X	X	X	X	X	X			X
Debt modifications
Defaulted bonds
Derivative contract transactions	X	X	X	X	X	X	X
Distribution character reclassifications
Dividend income and withholding tax reclaim reserves					X
Foreign capital gains taxes
Foreign currency transactions	X	X	X	X	X	X	X	X			X
Late-year ordinary losses	X									X
Litigation proceeds received
Losses on wash sale transactions	X	X	X	X	X	X	X	X	X		X
Mutual fund distributions received
Net operating losses
Partnership interest tax allocations
Passive foreign investment company transactions		X	X	X	X	X	X	X	X		X
Post-October capital losses		X	X	X	X	X	X	X			X
Real estate investment trust transactions
Redemption in-kind transactions							X	X
Securities lending
Subscription in-kind transactions

136

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

The tax character of distributions declared to shareholders is as follows:

	Tax year ended February 28, 2013			Tax year ended February 29, 2012

Fund Name	Ordinary income (including any net short-term capital gain) ($)	Net Long-Term capital gain ($)	Total distributions ($)	Ordinary income (including any net short-term capital gain) ($)	Net Long-Term capital gain ($)	Total distributions ($)
Currency Hedged International Equity Fund	96,495,459	6,429,798	102,925,257	21,879,848	16,008,522	37,888,370
Developed World Stock Fund	9,322,423	—	9,322,423	10,284,660	—	10,284,660
Flexible Equities Fund	20,215,832	—	20,215,832	—	—	—
International Core Equity Fund	145,990,610	—	145,990,610	154,185,207	—	154,185,207
International Growth Equity Fund	92,009,445	—	92,009,445	54,475,698	—	54,475,698
International Intrinsic Value Extended Markets Fund	8,500,704	—	8,500,704
International Intrinsic Value Fund	286,563,301	—	286,563,301	209,578,582	—	209,578,582
International Small Companies Fund	12,800,768	—	12,800,768	19,150,322	—	19,150,322
Resources Fund	654,142	—	654,142	—	—	—
Risk Premium Fund	—	—	—
Tax-Managed International Equities Fund	14,995,061	—	14,995,061	16,265,254	—	16,265,254

Distributions in excess of tax basis earnings and profits, if significant, are reported in the Funds’ financial statements as a return of capital.

As of February 28, 2013, the components of distributable earnings on a tax basis and other tax attributes for the Funds consisted of the following:

Fund Name	Undistributed ordinary income (including any net short-term capital gain) ($)	Undistributed Net Long-Term Capital Gain ($)	Late-Year Ordinary Loss Deferral ($)	Capital Loss Carryforwards ($)	Post-October Capital Losses ($)
Currency Hedged International Equity Fund	121,569,244	14,010,381	—	(4,202,627)	—
Developed World Stock Fund	2,992,366	—	—	(91,138,136)	—
Flexible Equities Fund	87,335,609	—	—	(16,234,328)	—
International Core Equity Fund	42,739,581	—	—	(971,670,023)	—
International Growth Equity Fund	16,883,334	—	—	(461,122,519)	—
International Intrinsic Value Extended Markets Fund	2,464,001	—	—	(2,948,780)	(247,562)
International Intrinsic Value Fund	83,714,316	—	—	(1,404,639,484)	(15,899,642)
International Small Companies Fund	7,828,980	—	—	(17,414,399)	—
Resources Fund	833,990	41,641	—	—	—
Risk Premium Fund	9,631,633	6,197,523	(340,678)	—	—
Tax-Managed International Equities Fund	2,067,112	—	—	(96,729,164)	(2,623,168)

137

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

As of February 28, 2013, the Funds listed below had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Net capital losses recognized in taxable years beginning on or after March 1, 2011 are carried forward without expiration and generally retain their short-term and/or long-term tax character, as applicable. In addition, such losses should be utilized prior to losses scheduled to expire on or before February 28, 2019. As a result of this ordering rule, losses that are subject to expiration may expire unused. Utilization of the capital loss carryforwards, post-October capital losses, and losses realized subsequent to February 28, 2013, if any, could be subject to further limitations imposed by the Code related to share ownership activity. The Funds’ capital loss carryforwards are as follows:

	Short-Term ($)				Total Short-Term ($)	Long-Term ($)
Fund Name	Expiration Date 2/28/2017	Expiration Date 2/28/2018	Expiration Date 2/28/2019	No Expiration Date		No Expiration Date
Currency Hedged International Equity Fund	—	(4,202,627)	—	—	(4,202,627)	—
Developed World Stock Fund	(1,215,292)	(76,431,352)	(13,491,492)	—	(91,138,136)	—
Flexible Equities Fund	—	(3,039,669)	—	(13,125,738)	(16,165,407)	(68,921)
International Core Equity Fund	(17,648,106)	(906,840,158)	(47,181,759)	—	(971,670,023)	—
International Growth Equity Fund	—	(461,122,519)	—	—	(461,122,519)	—
International Intrinsic Value Extended Markets Fund	—	—	—	(2,948,780)	(2,948,780)	—
International Intrinsic Value Fund	(111,903,032)	(948,787,215)	(163,539,321)	(7,292,886)	(1,231,522,454)	(173,117,030)
International Small Companies Fund	—	(13,357,765)	—	(4,056,634)	(17,414,399)	—
Resources Fund	—	—	—	—	—	—
Risk Premium Fund	—	—	—	—	—	—
Tax-Managed International Equities Fund	—	(94,049,954)	—	(2,679,210)	(96,729,164)	—

As of February 28, 2013, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Fund Name	Aggregate Cost ($)	Gross Unrealized Appreciation ($)	Gross Unrealized (Depreciation) ($)	Net Unrealized Appreciation (Depreciation) ($)
Currency Hedged International Equity Fund	1,960,087,319	288,645,020	—	288,645,020
Developed World Stock Fund	333,253,040	46,017,213	(20,921,115)	25,096,098
Flexible Equities Fund	989,260,868	84,814,709	(45,087,479)	39,727,230
International Core Equity Fund	4,385,738,456	580,940,686	(487,056,190)	93,884,496
International Growth Equity Fund	2,147,365,981	390,272,360	(77,609,409)	312,662,951
International Intrinsic Value Extended Markets Fund	306,230,610	24,151,449	(21,895,023)	2,256,426
International Intrinsic Value Fund	8,637,117,338	1,118,434,135	(752,500,391)	365,933,744
International Small Companies Fund	286,133,635	46,038,102	(21,836,623)	24,201,479
Resources Fund	89,129,053	3,612,983	(2,916,230)	696,753
Risk Premium Fund	294,357,262	—	(69,972)	(69,972)
Tax-Managed International Equities Fund	405,395,087	98,785,547	(26,498,824)	72,286,723

The Funds are subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. United States and non-U.S. tax rules (including the interpretation and application of tax laws) are subject to change. The Funds file tax returns and/or adopt certain tax positions in various jurisdictions. Non-U.S. taxes are provided for based on the Funds’ understanding of the prevailing tax rules of the non-U.S. markets in which they invest. Recently enacted tax rules, including interpretations of tax laws

138

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

(e.g., regulations pertaining to the U.S. Foreign Account Tax Compliance Act) and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Funds and their investors are taxed prospectively and/or retroactively. Prior to the expiration of the relevant statutes of limitations, if any, the Funds are subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns they have filed and the tax positions they have adopted. The Funds’ U.S. federal income tax returns are generally subject to examination by the Internal Revenue Service for a period of three years after they are filed. State, local and/or non-U.S. tax returns and/or other filings may be subject to examination for different periods, depending upon the tax rules of each applicable jurisdiction.

Security transactions and related investment income

Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Funds’ policy is that security transactions are generally accounted for on the following business day. The Manager may override that policy and a Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when a Fund is informed of the ex-dividend date. Income dividends and capital gain distributions from the underlying funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation-indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or investment loss. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Funds use the identified cost basis.

Expenses

Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses and realized and unrealized gains and losses are allocated among the classes of shares of the Funds, if applicable, based on the relative net assets of each class. Shareholder service fees, 12b-1 and administration fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. In addition, the Funds may incur fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have different expense and fee levels and the Funds may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by a Fund will vary (See Note 5).

Brown Brothers Harriman & Co. (“BBH”) serves as the Funds’ custodian and fund accounting agent. State Street Bank and Trust Company (“State Street”) serves as the Funds’ transfer agent. Prior to December 31, 2012, State Street’s fees may have been reduced by an earnings allowance calculated on the average daily cash balances each Fund maintains with each agent. Prior to December 31, 2012, each Fund received the benefit of any earnings allowance. Earnings allowances received prior to December 31, 2012 are reported as a reduction of expenses in the Statement of Operations. Effective January 1, 2013, any cash balances maintained at State Street are held in a Demand Deposit Account and interest income earned, if any, is shown as interest income in the Statement of Operations.

Purchases and redemptions of Fund shares

Purchase premiums and redemption fees (if applicable) are paid to and retained by a Fund to help offset estimated portfolio transaction costs and other related costs (e.g., bid to ask spreads, stamp duties and transfer fees) incurred by the Fund (directly or indirectly through investments in underlying funds) as a result of the purchase or redemption by allocating estimated transaction costs to the purchasing or redeeming shareholder. Such fees are recorded as a component of the Funds’ net share transactions. A Fund may impose a new purchase premium and/or redemption fee or modify an existing fee at any time.

Purchase premiums are not charged on reinvestments of distributions. Redemption fees apply to all shares of a Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions). If the Manager determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, it ordinarily will waive or reduce the purchase premium or redemption fee with respect to that portion. The Manager also may waive or reduce the purchase premium or redemption fee relating to a cash purchase or redemption of a Fund’s shares if the Fund will not incur transaction costs or will incur reduced transaction costs.

The Manager will waive or reduce the purchase premium when securities are used to purchase a Fund’s shares except to the extent that the Fund incurs transaction costs (e.g., stamp duties or transfer fees) in connection with its acquisition of those securities. The Funds may waive or reduce redemption fees when they use portfolio securities to redeem their shares. However, when a substantial portion of a Fund is being redeemed in-kind, the Fund may nonetheless charge a redemption fee equal to known or estimated costs.

Purchase premiums or redemption fees generally will not be waived for purchases and redemptions of Fund shares executed through brokers or agents, including, without limitation, intermediary platforms that are allowed pursuant to agreements with the Trust to transmit orders for purchases and redemptions the day after those orders are received.

139

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

As of February 28, 2013, the premium on cash purchases and the fee on cash redemptions were as follows:

	Currency Hedged International Equity Fund	Developed World Stock Fund	Flexible Equities Fund	International Core Equity Fund	International Growth Equity Fund	International Intrinsic Value Extended Markets Fund	International Intrinsic Value Fund	International Small Companies Fund	Resources Fund	Risk Premium Fund	Tax-Managed International Equities Fund
Purchase Premium	—	0.25%	—	—	—	—	—	0.50%	0.30%	0.15%	—
Redemption Fee	—	0.25%	—	—	—	—	—	0.50%	0.30%	0.15%	—

Recently-issued accounting guidance

In December 2011, the Financial Accounting Standards Board issued “Disclosures about Offsetting Assets and Liabilities”. The pronouncement creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to enforceable master netting arrangements or similar agreements. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. The Manager is currently evaluating the application of the pronouncement and its impact, if any, on the Funds’ financial statements.

140

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

3.	Investment and other risks

The following chart identifies selected risks associated with each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times:

	Currency Hedged International Equity Fund	Developed World Stock Fund	Flexible Equities Fund	International Core Equity Fund	International Growth Equity Fund	International Intrinsic Value Extended Markets Fund	International Intrinsic Value Fund	International Small Companies Fund	Resources Fund	Risk Premium Fund	Tax-Managed International Equities Fund
Market Risk – Equity Securities Risk	X	X	X	X	X	X	X	X	X	X	X
Options Risk										X
Liquidity Risk	X		X			X		X	X	X	X
Smaller Company Risk	X		X	X	X	X	X	X	X		X
Derivatives Risk	X	X	X	X	X	X	X	X	X	X	X
Non-U.S. Investment Risk	X	X	X	X	X	X	X	X	X	X	X
Currency Risk	X	X	X	X	X	X	X	X	X	X	X
Focused Investment Risk	X	X	X	X	X	X	X	X	X	X	X
Leveraging Risk	X	X	X	X	X	X	X	X	X	X	X
Counterparty Risk	X	X	X	X	X	X	X	X	X	X	X
Market Risk – Fixed Income Securities										X
Credit Risk										X
Short Sales Risk			X
Natural Resources Risk									X
Commodities Risk									X
Market Disruption and Geopolitical Risk	X	X	X	X	X	X	X	X	X	X	X
Large Shareholder Risk	X	X	X	X	X	X	X	X	X	X	X
Management and Operational Risk	X	X	X	X	X	X	X	X	X	X	X
Fund of Funds Risk	X
Non-Diversified Funds	X	X	X			X			X	X	X

Investing in mutual funds involves many risks. The risks of investing in a particular Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Funds. Funds could be subject to additional risks because of the types of investments they make and market conditions, which may change over time.

141

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

Each Fund that invests in other GMO Funds and other investment companies is exposed to the risks to which the underlying funds in which it invests are exposed. Therefore, unless otherwise noted, the selected risks summarized below include both direct and indirect risks, and, references in this section to investments made by a Fund include those made both directly by the Fund and indirectly by the Fund through other GMO Funds and other investment companies.

An investment in a Fund is not a bank deposit and, therefore, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

• MARKET RISK. All of the Funds are subject to market risk, which is the risk that the market value of their holdings will decline. Market risks include:

Equity Securities Risk — Funds with equity investments run the risk that the market prices of those investments will decline. The market price of an equity investment may decline for reasons that directly relate to the issuing company, such as poor management performance or reduced demand for its goods or services. It also may decline due to factors that affect a particular industry, such as a decline in demand, labor or raw material shortages or increased production costs. In addition, market prices may decline as a result of general market conditions not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. Equity investments generally have significant price volatility and the market price of equity investments can decline in a rapid or unpredictable manner.

The Funds invest a substantial portion of their assets in equities and, as a result, declines in stock market prices generally are likely to reduce the net asset values of those Funds’ shares.

If a Fund purchases equity investments at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not appreciate to or will decline from that value for a variety of reasons, one of which may be the Manager’s overestimation of the value of those investments.

Equity investments trading at high multiples of current earnings often are more sensitive to changes in future earnings expectations than those of other securities.

Because of Risk Premium Fund’s emphasis on selling put options on stock indices, the Fund’s shares are expected to decline in value when those indices decline in value. Also, Risk Premium Fund’s investment strategy of selling put options on stock indices will likely cause the Fund to underperform the equity markets in sharply rising markets.

• OPTIONS RISK. There are various risks associated with transactions in exchange-traded and OTC options. The market value of options written by the Fund will be affected by many factors, including changes in the value of underlying securities or indices; changes in the dividend rates of underlying securities (or in the case of indices, the securities comprising such indices); changes in interest rates or exchange rates; changes in the actual or perceived volatility of the stock market and underlying securities; and the remaining time to an option’s expiration. The market value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid. In addition, since an American style option allows the holder to exercise its rights any time prior to expiration of the option, the writer of an American style option has no control over the time when it may be required to fulfill its obligations as a writer of the option. This risk is not present when writing a European style option because the holder may only exercise the option on its expiration date. If the Fund writes a call option and does not hold the underlying security or instrument, the amount of the Fund’s potential loss is theoretically unlimited.

National securities exchanges generally have established limits on the maximum number of options an investor or group of investors acting in concert may write. The Fund, the Manager, and other funds advised by the Manager may constitute such a group. These limits could restrict the Fund’s ability to purchase or sell options on a particular security.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund greater flexibility to tailor an option to its needs, participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets. Therefore, OTC options generally expose the Fund to greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. Purchasing and selling put and call options are highly specialized activities and entail greater than ordinary market risks.

Special tax rules apply to the Fund’s transactions in options, which could increase the amount of taxes payable by shareholders. In particular, the Fund’s options transactions potentially could cause a substantial portion of the Fund’s income to consist of net short-term capital gains, which, when distributed, are taxable to shareholders as ordinary income.

142

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

• LIQUIDITY RISK. Liquidity risk is the risk that low trading volume, lack of a market maker, large position size or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits or prevents a Fund from selling particular securities or unwinding derivative positions at desirable prices. A Fund is also exposed to liquidity risk when it has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements, writing a put, or closing a short position). All of the Funds are subject to liquidity risk to some extent but those with the greatest risk have principal investment strategies that involve investment in asset-backed securities, emerging country debt securities, securities of companies with smaller market capitalizations or smaller total float-adjusted market capitalizations and emerging market securities. These types of investments can be difficult to value, resulting in differences between the price at which they are sold and the value at which they are carried on the books of a Fund. In addition, Inflation - Protected Securities issued by the U.S. Treasury (“TIPS”) have exhibited periods of greatly reduced liquidity when disruptions in fixed income markets have occurred, such as the events surrounding the bankruptcy of Lehman Brothers in 2008. Less liquid securities are more susceptible than other securities to price declines when markets decline generally.

All of the Funds with benchmarks may buy securities that are less liquid than those in their benchmarks.

Risk Premium Fund’s ability to use options as part of its investment program depends on the liquidity of the markets in those instruments. In addition, there can be no assurance that a liquid market will exist when Risk Premium Fund seeks to close out an option position. Also, the hours of trading for options on an exchange may not conform to the hours during which the securities held by the Fund are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that may not be reflected in the options markets. If Risk Premium Fund receives a redemption request and is unable to close out an option that it has sold, the Fund may temporarily be leveraged in relation to its net assets.

• SMALLER COMPANY RISK. Companies with smaller market capitalizations, including small- and mid-cap companies, may have limited product lines, markets, or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. In addition, their securities often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more than the securities of companies with larger market capitalizations. In addition, market risk and liquidity risk are particularly pronounced for securities of these companies.

• DERIVATIVES RISK. The Funds may invest in derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates or indices. Derivatives include futures, non-U.S. currency contracts, swap agreements, reverse repurchase agreements and other OTC contracts. Derivatives may relate to securities, interest rates, currencies or currency exchange rates, inflation rates, commodities and indices.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. In particular, a Fund’s use of OTC derivatives exposes it to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations. An OTC derivatives contract typically can be closed only with the consent of the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund, and if it does, the Fund may decide not to pursue its claims against the counterparty to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts, or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

A Fund may invest in derivatives that (i) do not require the counterparty to post collateral (e.g., forward currency contracts), (ii) require collateral but that do not provide for the Fund’s security interest in it to be perfected, (iii) require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or (iv) do not require that collateral be regularly marked-to-market. When a counterparty’s obligations are not fully secured by collateral, a Fund runs the risk of having limited recourse if the counterparty defaults. Even when obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. The Funds may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Funds. Derivatives risk is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. In addition, during those periods, a Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Derivatives also present other risks described in this section, including market risk, liquidity risk, currency risk, credit risk and counterparty risk. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used may not produce valuations that are consistent with the values a Fund realizes when it closes or sells an OTC derivative. Valuation risk is more pronounced when a Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of a Fund’s net asset value. Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates or indices they are designed to track.

143

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

A Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of a Fund, the Funds will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce a Fund’s risk exposures, potentially resulting in losses for the Fund.

When a Fund uses credit default swaps to obtain synthetic long exposure to a fixed income security such as a debt instrument or index of debt instruments, the Fund is exposed to the risk that it will be required to pay the full notional value of the swap agreement in the event of a default.

Swap agreements and other OTC derivatives are highly susceptible to liquidity risk (see “Liquidity Risk” above) and counterparty risk (see “Counterparty Risk” below), and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself.

The U.S. government recently enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. Because the legislation leaves much to rule making (and many of the rules are not yet final), its ultimate impact remains unclear.

• NON-U.S. INVESTMENT RISK. Funds that invest in non-U.S. securities are subject to additional and more varied risks than Funds whose investments are limited to U.S. securities. The securities markets of many non-U.S. countries include securities of only a limited number of companies in a limited number of industries. As a result, the market prices of many of those securities fluctuate more than those of U.S. securities. In addition, issuers of non-U.S. securities often are not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, custody and auditing standards of non-U.S. countries differ, in some cases significantly, from U.S. standards. Non-U.S. portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs. A Fund may be subject to non-U.S. taxation, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends or interest it receives on non-U.S. investments, (ii) transactions in those investments and (iii) the repatriation of proceeds generated from the sale of those investments. Transaction-based charges are generally calculated as a percentage of the transaction amount. In addition, some jurisdictions may limit the Fund’s ability to profit from short term trading (as defined in the relevant jurisdiction).

Also, investing in non-U.S. securities exposes a Fund to the risk of nationalization, expropriation or confiscatory taxation of assets of their issuers, adverse changes in investment regulations, capital requirements or exchange controls (which may include suspension of the ability to transfer currency from a country), and adverse political and diplomatic developments.

In some non-U.S. markets, custody arrangements for securities provide significantly less protection than custody arrangements in U.S. markets, and prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose a Fund to credit and other risks it does not have in the U.S. with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Fluctuations in non-U.S. currency exchange rates also will affect the market value of a Fund’s non-U.S. investments (see “Currency Risk” below).

U.S. investors are required to maintain a license to invest directly in many non-U.S. markets. These licenses are often subject to limitations, including maximum investment amounts. Once a license is obtained, a Fund’s ability to continue to invest directly is subject to the risk that the license will be terminated or suspended. If a license is terminated or suspended, to obtain exposure to the market the Fund will be required to purchase American Depositary Receipts, Global Depositary Receipts, shares of other funds that are licensed to invest directly, or derivative instruments. The receipt of a non-U.S. license by one of the Manager’s clients may preclude other clients, including a Fund, from obtaining a similar license, and this could limit the Fund’s investment opportunities. In addition, the activities of another of the Manager’s clients could cause the suspension or revocation of a license and thereby limit the Funds’ investment opportunities.

Funds that invest a significant portion of their assets in securities of issuers tied economically to emerging countries (or investments related to emerging markets) are subject to greater non-U.S. investment risk than Funds investing primarily in more developed non-U.S. countries (or markets). The risks of investing in those securities include: greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war or natural disaster); increased risk of nationalization, expropriation, or other confiscation of assets of issuers of securities in a Fund’s portfolio; greater governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on non-U.S. investment, capital controls and limitations on repatriation of invested capital, dividends, interest and other income and on a Fund’s ability to exchange local currencies for U.S. Dollars; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); unavailability of currency hedging techniques; differences in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement; difficulties in obtaining and/or enforcing legal judgments; and significantly smaller market capitalizations of issuers.

• CURRENCY RISK. Currency risk is the risk that fluctuations in exchange rates will adversely affect the market value of a Fund’s investments. Currency risk includes the risk that the non-U.S. currencies in which a Fund’s investments are traded, in which a Fund receives income or in

144

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

which a Fund has taken a position, will decline in value relative to the U.S. Dollar. Currency risk also includes the risk that the currency to which the Fund has obtained exposure through hedging declines in value relative to the currency being hedged, in which event, the Fund may realize a loss both on the hedging instrument and on the currency being hedged. Currency exchange rates can fluctuate significantly for many reasons, including changes in supply and demand in the currency exchange markets, trade balances, actual or perceived changes in interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, intervention (or the failure to intervene) by governments, central banks or supranational agencies such as the International Monetary Fund, and currency or exchange controls or other political and economic developments in the U.S. or abroad. See “Market Disruption and Geopolitical Risk” below.

Many of the Funds use derivatives to take overweighted or underweighted currency positions relative to the currency exposure of their portfolios. As a result, their currency exposure may differ (in some cases significantly) from the currency exposure of their benchmarks. If the exchange rates of the currencies involved do not move as expected, a Fund could lose money both on its holdings of a particular currency and on the derivative. See also “Non-U.S. Investment Risk” above.

Some currencies are illiquid (e.g., some emerging country currencies), and a Fund may not be able to convert them into U.S. Dollars, in which case the Manager may decide to purchase U.S. Dollars in a parallel market in which the exchange rate is materially and adversely different. Exchange rates for many currencies (e.g., some emerging country currencies) are particularly affected by exchange control regulations.

Derivative transactions in non-U.S. currencies (such as futures, forwards, options and swaps) may involve leveraging risk in addition to currency risk, as described below under “Leveraging Risk.” In addition, the obligations of counterparties in currency derivative transactions are often not secured by collateral, which increases counterparty risk (see “Counterparty Risk” below).

• FOCUSED INVESTMENT RISK. Funds whose investments are focused in particular countries, regions, sectors, companies or industries with high positive correlations to one another (e.g., different industries within broad sectors, such as technology or financial services) are subject to greater overall risk than funds whose investments are more diversified. A Fund that invests in the securities of a limited number of issuers is particularly exposed to adverse developments affecting those issuers, and a decline in the market value of a particular security held by the Fund is likely to affect the Fund’s performance more than if the Fund invested in the securities of a larger number of issuers.

A Fund that focuses its investments in a particular type of security or sector, or in securities of companies in a particular industry, is vulnerable to events affecting those securities, sectors, or companies. Securities, sectors, or companies that share common characteristics are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political or other developments.

Similarly, Funds having a significant portion of their assets in investments tied economically to (or related to) a particular geographic region, non-U.S. country (e.g., Taiwan) or particular market (e.g., emerging markets) have more exposure to regional and country economic risks than funds making non-U.S. investments throughout the world. The political and economic prospects of one country or group of countries within the same geographic region may affect other countries in that region, and a recession, debt crisis or decline in currency valuation in one country can spread to other countries. Furthermore, companies in a particular geographic region or non-U.S. country are vulnerable to events affecting other companies located in that region or country because they often share common characteristics, are exposed to similar business risks and regulatory burdens, and react similarly to specific economic, market, political or other developments. See also “Non-U.S. Investment Risk” above.

Because Risk Premium Fund can have substantial exposure through a limited number of options contracts and because the Fund’s exposures may relate to a relatively small number of U.S. and/or international stock indices, the Fund is subject to additional risk.

• LEVERAGING RISK. The use of reverse repurchase agreements and other derivatives and securities lending creates leverage (i.e., a Fund’s investment exposures exceed its net asset value). Leverage increases the magnitude of a Fund’s losses when the value of its investments (including derivatives) declines. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A Fund’s use of reverse repurchase agreements also subjects it to interest cost based on the difference between the sale and repurchase price of the security involved. A Fund’s portfolio also will be leveraged if it borrows money to meet redemption requests or settle investment transactions or if it exercises its right to delay payment on a redemption.

A Fund may manage some of its derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, a Fund may perform as if it were leveraged.

• COUNTERPARTY RISK. Funds that enter into contracts with counterparties, such as repurchase or reverse repurchase agreements or other OTC derivatives contracts, or that lend their securities run the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a

145

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

business interruption, the Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. There is neither an explicit limit on the amount of exposure that a Fund may have with any one counterparty nor a requirement that counterparties maintain a specific rating by a nationally recognized rating organization in order to be considered for potential transactions. To the extent that GMO’s view with respect to a particular counterparty changes (whether due to external events or otherwise), existing transactions are not required to be terminated or modified. Additionally, new transactions may be entered into with a counterparty that is no longer considered eligible if the transaction is primarily designed to reduce the overall risk of potential exposure to that counterparty (for example, re-establishing the transaction with a lesser notional amount). Counterparty risk is pronounced during unusually adverse market conditions and is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

Participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets, and, therefore, OTC derivatives generally expose a Fund to greater counterparty risk than exchange-traded derivatives. A Fund is subject to the risk that a counterparty will not settle a derivative in accordance with its terms because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem. If a counterparty’s obligation to a Fund is not collateralized, then the Fund is essentially an unsecured creditor of the counterparty. If the counterparty defaults, the Fund will have contractual remedies, but the Fund may be unable to enforce them, thus causing the Fund to suffer a loss. Counterparty risk is greater for derivatives with longer maturities because of the greater possibility that events will intervene to prevent settlement. Counterparty risk also is greater when a Fund has concentrated its derivatives with a single or small group of counterparties as it sometimes does as a result of its use of swaps and other OTC derivatives. Significant exposure to a single counterparty increases a Fund’s counterparty risk. Funds that use swap agreements are subject, in particular, to the creditworthiness of the counterparties because some types of swap agreements have durations longer than six months (and, in some cases, decades). The creditworthiness of a counterparty may be adversely affected by greater than average volatility in the markets, even if the counterparty’s net market exposure is small relative to its capital. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in the collateral may not be perfected or additional collateral may not be promptly posted as required.

The Funds also are subject to counterparty risk because they execute their securities transactions through brokers and dealers. If a broker or dealer fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Funds could miss investment opportunities or be unable to dispose of investments they would prefer to sell, resulting in losses for the Funds.

Counterparty risk with respect to OTC derivatives may be affected by new regulations affecting the derivatives market. Some derivatives, such as some types of interest rate swaps and credit default index swaps on North American and European indices that may be used by the Funds, will be required to be cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivative transaction. Members are required to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing broker from its customers are generally held by the clearing broker on a commingled basis in an omnibus account and may be freely accessed by the clearing broker, which may also invest any such funds in certain instruments permitted under the applicable regulations. The assets of the Fund might not be fully protected in the event of the Fund’s clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s customers for a relevant account class. Also, the clearing member transfers to the clearing organization the amount of margin required by the clearing organization for cleared swaps, which amounts are generally held in an omnibus account at the clearing organization for all customers of the clearing member. CFTC regulations require that the clearing member notify the clearing house the amount of initial margin provided by the clearing member to the clearing organization that is attributable to each customer. However, if the clearing member does not provide accurate reporting, the Funds are subject to the risk that a clearing organization will use a Fund’s assets held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. In addition, clearing members generally provide to the clearing organization the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than the gross amount of each customer. The Funds are therefore subject to the risk that a clearing organization will not make variation margin payments owed to a Fund if another customer of the clearing member has suffered a loss and is in default.

• MARKET RISK – Fixed Income Securities. The market price of a fixed income investment can decline due to a number of market-related factors, primarily an increase in prevailing interest rates. The risk associated with such changes in interest rates (also called “interest rate risk”) is generally greater for fixed income securities with longer durations and in some cases duration can increase.

The extent to which a fixed income security’s price changes with changes in interest rates is referred to as interest rate duration, which can be measured mathematically or empirically. A longer maturity investment generally has longer interest rate duration because the investment’s fixed rate is locked in for a longer period of time. Floating-rate or adjustable-rate securities, however, generally have shorter interest rate durations because their interest rates are not fixed but rather float up and down as interest rates change. Conversely, inverse floating-rate securities have durations that move in the opposite direction from short-term interest rates and thus tend to underperform fixed rate securities when interest rates rise but outperform them when interest rates decline. Fixed income securities paying no interest, such as zero coupon and principal-only securities, create additional interest rate risk.

146

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

Generally, when interest rates on short term U.S. Treasury obligations equal or approach zero, a Fund that invests a substantial portion of its assets in U.S. Treasury obligations, such as U.S. Treasury Fund, will have a negative return unless the Manager waives or reduces its management fees.

• CREDIT RISK. This is the risk that the issuer or guarantor of a fixed income investment will be unable or unwilling to satisfy its obligation to pay principal and interest or otherwise to honor its obligations in a timely manner. The market price of a fixed income investment will normally decline as a result of the issuer’s or guarantor’s failure to meet its payment obligations or the downgrading of its credit rating. This risk is particularly acute in environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation, or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”), and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by Congressional appropriations and their fixed income securities, including mortgage-backed and other asset-backed securities, are neither guaranteed nor insured by the U.S. government. These securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). Investments in sovereign debt involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. A governmental entity’s willingness or ability to pay interest and repay principal in a timely manner may be affected by a variety of factors, including its cash flow, the size of its reserves, its access to foreign exchange, the relative size of its debt service burden to its economy as a whole, and political constraints. In addition, payment of the principal of fixed income securities issued by the U.S. government can be delayed because the guarantee generally only requires payment upon maturity of the securities.

• SHORT SALES RISK. Some Funds may use short sales in their investment programs in an attempt to increase their returns or for hedging purposes.

In implementing its principal investment strategy, Flexible Equities Fund is permitted to engage in short sales of securities or currencies that it does not own. To do so, the Fund borrows a security (e.g., shares of an exchange-traded fund (“ETF”)) or currency from a broker and sells it to a third party. This type of short sale exposes the Fund to the risk that it will be required to acquire, convert or exchange securities or currencies to replace the borrowed securities at a time when the securities or currencies sold short have appreciated in value, thus resulting in a loss to the Fund. If a Fund engages in short sales of securities or currencies it does not own, it may have to pay a premium to borrow the securities or currencies and must pay to the lender any dividends or interest it receives on the securities or currencies while they are borrowed. In addition, purchasing securities or currencies to close out a short position can itself cause the price of the securities or currencies to rise further, thereby exacerbating any losses.

Short sales of securities or currencies the Fund does not own involves a form of investment leverage, and the amount of a Fund’s potential loss is theoretically unlimited. Accordingly, Flexible Equities Fund is subject to increased leveraging risk and other investment risks described in this “Investment and other risks” section to the extent it sells short securities or currencies it does not own.

• NATURAL RESOURCES RISK. Resources Fund concentrates its investments in the natural resources sector, and so is particularly exposed to adverse developments, including adverse price movements, affecting issuers in the natural resources sector and is subject to greater risks than a fund that invests in a wider range of industries. In addition, the prices of securities of companies in the natural resources sector may be more volatile than those of securities of companies in other industries. Some of the commodities used as raw materials or produced by these companies are subject to broad price fluctuations as a result of industry wide supply and demand factors. Companies in the natural resources sector often have limited pricing power over supplies or for the products they sell, which can affect their profitability. Companies in the natural resources sector also may be subject to special risks associated with natural or man-made disasters. In addition, the natural resources sector can be especially affected by political and economic developments, government regulations including changes in tax law or interpretations of law, energy conservation, and the success of exploration projects. Specifically, the natural resource sector can be significantly affected by import controls, worldwide competition, changes in consumer sentiment and spending, and can be subject to liability for, among other things, environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

Resources Fund’s concentration in the securities of natural resource companies exposes it to the price movements of natural resources to a greater extent than if it were more broadly diversified. Because Resources Fund invests primarily in the natural resources sector, it runs the risk of performing poorly during an economic downturn or a decline in demand for natural resources.

• COMMODITIES RISK. Commodity prices can be extremely volatile and are affected by many factors, including changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, nationalization, expropriation, or other confiscation, international regulatory, political and economic developments (e.g., regime changes and changes in economic activity levels), and developments affecting a particular industry or commodity, such as drought, floods or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation

147

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

bottlenecks or shortages, fluctuations in supply and demand and tariffs. Alternative Asset Opportunity Fund invests in commodity-related derivatives. The value of these derivatives may fluctuate more than the commodity or commodities or commodity index to which they relate. Certain Funds are exposed to the risks of investments in commodities to the extent they invest in Alternative Asset Opportunity Fund.

• MARKET DISRUPTION AND GEOPOLITICAL RISK. The Funds are subject to the risk that geopolitical and other events will disrupt securities markets, adversely affect global economies and markets and thereby decrease the value of the Funds’ investments. The wars in Iraq and Afghanistan have had a substantial effect on the economies and securities markets of the U.S. and other countries. Terrorism in the U.S. and around the world has had a similar global impact and has increased geopolitical risk. The terrorist attacks on September 11, 2001 resulted in the closure of some U.S. securities markets for four days, and similar attacks are possible in the future. The uncertainty surrounding the sovereign debt of the European Union countries of Greece, Spain, Portugal, Ireland and Italy, as well as the continued existence of the European Union itself, have disrupted and may continue to disrupt markets in the U.S. and around the world. If one or more countries leave the European Union or the European Union dissolves, there likely will be significant disruptions in the world’s securities markets. Substantial government interventions (e.g., currency controls), also could negatively impact the Funds. War, terrorism, economic uncertainty and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment and other factors affecting the value of the Funds’ investments. During such market disruptions, the Funds’ exposure to the risks described elsewhere in this “Investment and other risks” section will likely increase. Market disruptions, including sudden government interventions, can also prevent the Funds from implementing their investment programs for a period of time and achieving their investment objectives. For example, a disruption may cause disruptions to the orderly functioning of the securities markets and/or may cause the Funds’ derivatives counterparties to discontinue offering derivatives on some underlying commodities, securities, reference rates, or indices, or to offer them on a more limited basis. To the extent that a Fund has focused its investments in the stock index of a particular region, adverse geopolitical and other events could have a disproportionate impact on the Fund.

• LARGE SHAREHOLDER RISK. To the extent that a large number of shares of a Fund is held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares will adversely affect the Fund’s performance if it is forced to sell portfolio securities to raise the cash needed to satisfy the redemption request. In addition, GMO Funds and other accounts over which GMO has investment discretion that invest in the Funds are not subject to restrictions on the frequency of trading of Fund shares. Asset Allocation Funds and separate accounts managed by the Manager for its clients hold substantial percentages of many Funds, and asset allocation decisions by the Manager may result in substantial redemptions from (or investments into) those Funds. These transactions may adversely affect the Fund’s performance to the extent that the Fund is required to sell investments (or invest cash) at times when it would not otherwise do so. Redemptions of a large number of shares also may increase transaction costs or accelerate the realization of taxable income and/or gains to shareholders if the sales of portfolio securities they necessitate result in gains. They also potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). In addition, each Fund that invests in other GMO Funds subject to large shareholder risk is indirectly subject to this risk.

• MANAGEMENT AND OPERATIONAL RISK. Each Fund is subject to management risk because it relies on the Manager’s ability to achieve its investment objective. Each Fund runs the risk that the Manager’s investment techniques will fail to produce desired results, and cause the Fund to incur significant losses. The Manager also may fail to use derivatives effectively, choosing to hedge or not to hedge positions at disadvantageous times.

For some Funds the Manager’s portfolio managers use quantitative analyses and models. Any imperfections, errors or limitations in those analyses and models could affect the ability of the portfolio managers to implement the strategies they wish to pursue. By necessity, these analyses and models make simplifying assumptions that limit their effectiveness. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate or may not include the most recent information about a company or a security. The Funds also run the risk that GMO’s fundamental assessment of an investment may be wrong. There can be no assurance that key personnel of the Manager will continue to be employed by the Manager. The loss of their services could have an adverse impact on the Manager’s ability to achieve the Funds’ investment objectives.

The Funds also are subject to the risk of loss as a result of other services provided by the Manager and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency and other services. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error and system failures by a service provider. For example, trading delays or errors (both human and systematic) could prevent a Fund from benefiting from potential investment gains or avoiding losses on the security. The Manager is not contractually liable to the Funds for losses associated with operational risk absent the Manager’s willful misfeasance, bad faith, gross negligence or reckless disregard of its contractual obligations to provide services to the Funds. Other Fund service providers also have limitations on their liability to the Funds for losses resulting from their errors.

148

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

• FUND OF FUNDS RISK AND RELATED CONSIDERATIONS. Funds that invest in shares of other investment companies, including other GMO Funds, money market funds and ETFs (for purposes of this risk disclosure, “underlying Funds”), are exposed to the risk that the underlying Funds will not perform as expected.

Because a Fund bears the fees and expenses of the underlying Funds in which it invests (absent reimbursement of those expenses), the Fund will incur additional expenses when investing in underlying Funds. In addition, total Fund expenses will increase if a Fund makes a new or further investment in underlying Funds with higher fees or expenses than the average fees and expenses of the underlying Funds then in the Fund’s portfolio.

The Funds also are indirectly exposed to all of the risks of an investment in the underlying Funds. Because some underlying Funds (e.g., many of the Fixed Income Funds) in turn invest a substantial portion of their assets in other GMO Funds (pursuant to an exemptive order obtained from the SEC), the Asset Allocation Funds have more tiers of investments than funds in many other groups of investment companies. Funds that invest in shares of other GMO Funds also are likely to be subject to Large Shareholder Risk because underlying GMO Funds are more likely to have large shareholders (e.g., other GMO Funds). See “Large Shareholder Risk” above.

Investments in ETFs involve the risk that the ETF’s performance may not track the performance of the index the ETF is designed to track. Unlike the index, an ETF incurs administrative expenses and transaction costs in trading securities. In addition, the timing and magnitude of cash inflows and outflows from and to investors buying and redeeming shares in the ETF could create cash balances that cause the ETF’s performance to deviate from the index (which remains “fully invested” at all times). Performance of an ETF and the index it is designed to track also may diverge because the composition of the index and the securities held by the ETF may occasionally differ. In addition, ETFs often use derivatives to track the performance of the relevant index, and, therefore, investments in those ETFs are subject to the same derivatives risks discussed above.

• NON-DIVERSIFIED FUNDS. Some of the Funds are not “diversified” investment companies within the meaning of the 1940 Act. This means they are allowed to invest in the securities of a relatively small number of issuers and/or non-U.S. currencies. As a result, they may be subject to greater credit, market and other risks, and poor performance by a single issuer may have a greater impact on their performance, than if they were “diversified.”

The following Funds are not diversified investment companies under the 1940 Act:

•	Currency Hedged International Equity Fund
•	Developed World Stock Fund
•	Flexible Equities Fund
•	International Intrinsic Value Extended Markets Fund
•	Resources Fund
•	Risk Premium Fund
•	Tax-Managed International Equities Fund

In addition, Currency Hedged International Equity Fund invests a portion of its assets in shares of one or more other GMO Funds that are not diversified investment companies under the 1940 Act.

Temporary Defensive Positions. The following paragraphs provide additional information about whether, and to what extent, the Funds take temporary defensive positions.

The Funds (other than Flexible Equities Fund) normally do not take temporary defensive positions. Flexible Equities Fund may, from time to time, take temporary defensive positions. To the extent a Fund takes a temporary defensive position, or otherwise holds cash, cash equivalents, or high quality debt investments on a temporary basis, the Fund may not achieve its investment objective.

4.	Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Funds’ portfolios. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap agreements, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Funds may use derivatives as substitutes for direct investment in securities or other assets. For example, a Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Funds also may use currency derivatives (including forward currency contracts, futures contracts, swap agreements and options) to gain exposure to a given currency.

149

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

The Funds may use derivatives in an attempt to reduce their investment exposures (which may result in a reduction below zero). A Fund also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Funds may use derivatives in an attempt to adjust elements of their investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if a Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting their investment exposure, the Funds also may use currency derivatives in an attempt to adjust their currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by their portfolio investments.

The Funds may use derivatives to effect transactions intended as substitutes for securities lending.

The Funds, other than Risk Premium Fund, may have investment exposures in excess of their net assets (i.e., they may be leveraged). A Fund’s foreign currency exposure may differ significantly from the currency exposure represented by its investments.

While the Manager expects that Risk Premium Fund’s option positions typically will be fully collateralized at the time when the Fund is selling them, from time to time the Fund may have investment exposures in excess of its net assets (i.e. it may be leveraged). For example, if the Fund receives a redemption request and is unable to close out an option it had sold, the Fund may temporarily have gross investment exposures in excess of its net assets (i.e., the Fund will be leveraged) and therefore be subject to heightened risk of loss. The Fund’s performance can depend substantially, if not primarily, on derivative reference assets that the Fund does not own. The Fund’s foreign currency exposure may differ significantly from the currency exposure represented by its investments.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. See “Investments and other risks” above for further information.

For Funds that held derivatives during the year ended February 28, 2013, the following table shows how the Fund used these derivatives (marked with an X):

Type of Derivative and Objective for Use	Currency Hedged International Equity Fund	Developed World Stock Fund	Flexible Equities Fund	International Core Equity Fund	International Growth Equity Fund	International Intrinsic Value Extended Markets Fund	International Intrinsic Value Fund	International Small Companies Fund	Resources Fund	Risk Premium Fund	Tax-Managed International Equities Fund
Forward currency contracts
Adjust exposure to foreign currencies		X	X	X	X	X	X	X			X
To manage against anticipated currency exchange rate changes		X	X	X	X	X	X	X			X
To hedge foreign currency exposure in the underlying Funds’ investments relative to the U.S. Dollar	X
Futures contracts
Adjust exposure to certain securities markets		X		X	X	X	X	X
Maintain the diversity and liquidity of the portfolio		X	X	X	X	X	X	X

150

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

Type of Derivative and Objective for Use	Currency Hedged International Equity Fund	Developed World Stock Fund	Flexible Equities Fund	International Core Equity Fund	International Growth Equity Fund	International Intrinsic Value Extended Markets Fund	International Intrinsic Value Fund	International Small Companies Fund	Resources Fund	Risk Premium Fund	Tax-Managed International Equities Fund
Options (Written)
Used written put option contracts as a substitute for direct equity investment										X
Swap agreements
To achieve returns comparable to holding and lending a direct equity position				X			X
Rights and/or warrants
Received as a result of corporate actions		X		X	X	X	X	X	X		X

Forward currency contracts

The Funds may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by each Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Funds to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. Forward currency contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Futures contracts

The Funds may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, a Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (and if the futures are traded outside the U.S. and the market for such futures is closed prior to the close of NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by each Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Funds to the risk that they may not be able to enter into a closing transaction due to an illiquid market. Futures contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Options

The Funds may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options a Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. A Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. Purchased option contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

151

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

The Funds may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies they own or in which they may invest. Writing options alters a Fund’s exposure to the underlying asset by, in the case of a call option, obligating that Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating that Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, a Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that a Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose a Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. Written option contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

When an option contract is closed, that Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.

For the year ended February 28, 2013, investment activity in options contracts written by the Funds were as follows:

	Puts			Calls

	Principal Amount of Contracts	Number of Contracts	Premiums	Principal Amount of Contracts	Number of Contracts	Premiums
Risk Premium Fund
Outstanding, beginning of year	$—	—	$ —	$—	—	$—
Options written	—	45,396	33,247,519	—	—	—
Options bought back	—	(8,307)	(3,089,935)	—	—	—
Options expired	—	(25,041)	(19,977,811)	—	—	—
Options exercised	—	—	—	—	—	—

Outstanding, end of year	$—	12,048	$ 10,179,773	$—	—	$—

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions (and if the underlying reference security closes or the official closing time of the underlying index occurs prior to the close of the NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The Funds value OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Funds may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap agreements are net settled. When entering into a swap agreement and during the term of the transaction, a Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Funds do not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or loss in the Statement of Operations.

152

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Funds price their swap agreements daily using industry standard models that may incorporate quotations from market makers or pricing vendors (and if the underlying reference security closes or the official closing time of the underlying index occurs prior to the close of the NYSE due to time zone differences, the quotations will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close) and record the change in value, if any, as unrealized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that a Fund has amounts on deposit in excess of amounts owed by that Fund, or that any collateral the other party posts is insufficient or not timely received by a Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. Swap agreements outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Rights and warrants

The Funds may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in the section entitled “Options” above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. Rights and/or warrants outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

As provided by U.S. GAAP, the table below is based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Funds (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

153

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of February 28, 2013 and the Statement of Operations for the year ended February 28, 2013^:

	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Other Contracts	Total
Currency Hedged International Equity Fund
Asset:
Unrealized Appreciation on Forward Currency Contracts	$—	$—	$18,122,068	$—	$—	$18,122,068

Total	$—	$—	$18,122,068	$—	$—	$18,122,068

Liability:
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$(7,435,287)	$—	$—	$(7,435,287)

Total	$—	$—	$(7,435,287)	$—	$—	$(7,435,287)

Net Realized Gain (Loss) on:
Forward Currency Contracts	$—	$—	$60,443,014	$—	$—	$60,443,014

Total	$—	$—	$60,443,014	$—	$—	$60,443,014

Change in Net Unrealized Appreciation (Depreciation) on:
Forward Currency Contracts	$—	$—	$14,696,299	$—	$—	$14,696,299

Total	$—	$—	$14,696,299	$—	$—	$14,696,299

Developed World Stock Fund
Asset:
Unrealized Appreciation on Forward Currency Contracts	$—	$—	$434,971	$—	$—	$434,971
Unrealized Appreciation on Futures Contracts*		858,381	—			858,381

Total	$—	$858,381	$434,971	$—	$—	$1,293,352

Liability:
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$(147,925)	$—	$—	$(147,925)
Unrealized Depreciation on Futures Contracts*	—	(223,203)	—	—	—	(223,203)

Total	$—	$(223,203)	$(147,925)	$—	$—	$(371,128)

Net Realized Gain (Loss) on:
Forward Currency Contracts	$—	$—	$1,439,907	$—	$—	$1,439,907
Futures Contracts	—	803,604	—	—	—	803,604
Investments (rights and/or warrants)	—	(447,365)	—	—	—	(447,365)

Total	$—	$356,239	$1,439,907	$—	$—	$1,796,146

Change in Net Unrealized Appreciation (Depreciation) on:
Forward Currency Contracts	$—	$—	$150,804	$—	$—	$150,804
Futures Contracts	—	(456,882)	—	—	—	(456,882)

Total	$—	$(456,882)	$150,804	$—	$—	$(306,078)

Flexible Equities Fund
Liability:
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$(9,002,013)	$—	$—	$(9,002,013)
Unrealized Depreciation on Futures Contracts*	—	(5,354)	—	—	—	(5,354)

Total	$—	$(5,354)	$(9,002,013)	$—	$—	$(9,007,367)

Net Realized Gain (Loss) on:
Forward Currency Contracts	$—	$—	$121,394,145	$—	$—	$121,394,145
Futures Contracts	—	473,577	—	—	—	473,577

Total	$—	$473,577	$121,394,145	$—	$—	$121,867,722

154

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Other Contracts	Total
Flexible Equities Fund (continued)
Change in Net Unrealized Appreciation (Depreciation) on:
Forward Currency Contracts	$—	$—	$(57,012,789)	$—	$—	$(57,012,789)
Futures Contracts	—	(1,533,809)	—	—	—	(1,533,809)

Total	$—	$(1,533,809)	$(57,012,789)	$—	$—	$(58,546,598)

International Core Equity Fund
Asset:
Unrealized Appreciation on Forward Currency Contracts	$—	$—	$8,447,390	$—	—	$8,447,390
Unrealized Appreciation on Futures Contracts*	—	4,423,303	—	—	—	4,423,303

Total	$—	$4,423,303	$8,447,390	$—	$—	$12,870,693

Liability:
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$(6,380,676)	$—	—	$(6,380,676)
Unrealized Depreciation on Futures Contracts*	—	(13,162,859)	—	—	—	(13,162,859)

Total	$—	$(13,162,859)	$(6,380,676)	$—	$—	$(19,543,535)

Net Realized Gain (Loss) on:
Forward Currency Contracts	$—	$—	$20,847,988	$—	—	$20,847,988
Futures Contracts	—	14,358,685	—	—	—	14,358,685
Investments (rights and/or warrants)	—	(3,048,627)	—	—	—	(3,048,627)
Swap Agreements	—	(85,771)	—	—	—	(85,771)

Total	$—	$11,224,287	$20,847,988	$—	$—	$32,072,275

Change in Net Unrealized Appreciation (Depreciation) on:
Forward Currency Contracts	$—	$—	$179,385	$—	—	$179,385
Futures Contracts	—	(23,917,444)	—	—	—	(23,917,444)
Swap Agreements	—	88,049	—	—	—	88,049

Total	$—	$(23,829,395)	$179,385	$—	$—	$(23,650,010)

International Growth Equity Fund
Asset:
Investments, at value (rights and/or warrants)	$—	$3,716	$—	$—	$—	$3,716
Unrealized Appreciation on Forward Currency Contracts	—	—	2,693,809	—	—	2,693,809
Unrealized Appreciation on Futures Contracts*	—	1,244,095	—	—	—	1,244,095

Total	$—	$1,247,811	$2,693,809	$—	$—	$3,941,620

Liability:
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$(897,262)	$—	$—	$(897,262)
Unrealized Depreciation on Futures Contracts*	—	(3,003,686)	—	—	—	(3,003,686)

Total	$—	$(3,003,686)	$(897,262)	$—	$—	$(3,900,948)

Net Realized Gain (Loss) on:
Forward Currency Contracts	$—	$—	$5,075,137	$—	$—	$5,075,137
Futures Contracts	—	20,989,140	—	—	—	20,989,140
Investments (rights and/or warrants)	—	(27,493)	—	—	—	(27,493)

Total	$—	$20,961,647	$5,075,137	$—	$—	$26,036,784

Change in Net Unrealized Appreciation (Depreciation) on:
Forward Currency Contracts	$—	$—	$3,515,711	$—	$—	$3,515,711
Futures Contracts	—	(16,477,234)	—	—	—	(16,477,234)
Investments (rights and/or warrants)	—	(15,263)	—	—	—	(15,263)

Total	$—	$(16,492,497)	$3,515,711	$—	$—	$(12,976,786)

155

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Other Contracts	Total
International Intrinsic Value Extended Markets Fund
Asset:
Unrealized Appreciation on Forward Currency Contracts	$—	$—	$556,602	$—	$—	$556,602
Unrealized Appreciation on Futures Contracts*	—	693,171	—	—	—	693,171

Total	$—	$693,171	$556,602	$—	$—	$1,249,773

Liability:
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$(404,843)	$—	$—	$(404,843)
Unrealized Depreciation on Futures Contracts*	—	(515,113)	—	—	—	(515,113)

Total	$—	$(515,113)	$(404,843)	$—	$—	$(919,956)

Net Realized Gain (Loss) on:
Forward Currency Contracts	$—	$—	$1,268,473	$—	$—	$1,268,473
Futures Contracts	—	943,646	—	—	—	943,646
Investments (rights and/or warrants)	—	234,884	—	—	—	234,884

Total	$—	$1,178,530	$1,268,473	$—	$—	$2,447,003

Change in Net Unrealized Appreciation (Depreciation) on:
Forward Currency Contracts	$—	$—	$151,759	$—	$—	$151,759
Futures Contracts	—	178,058	—	—	—	178,058

Total	$—	$178,058	$151,759	$—	$—	$329,817

International Intrinsic Value Fund
Assets:
Unrealized Appreciation on Forward Currency Contracts	$—	$—	$15,530,617	$—	$—	$15,530,617
Unrealized Appreciation on Futures Contracts*	—	26,318,321	—	—	—	26,318,321

Total	$—	$26,318,321	$15,530,617	$—	$—	$41,848,938

Liabilities:
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$(3,524,382)	$—	$—	$(3,524,382)
Unrealized Depreciation on Futures Contracts*	—	(14,276,363)	—	—	—	(14,276,363)

Total	$—	$(14,276,363)	$(3,524,382)	$—	$—	$(17,800,745)

Net Realized Gain (Loss) on:
Forward Currency Contracts	$—	$—	$23,327,622	$—	$—	$23,327,622
Futures Contracts	—	(1,621,814)	—	—	—	(1,621,814)
Investments (rights and/or warrants)	—	(1,839,057)	—	—	—	(1,839,057)
Swap Agreements		(18,637)				(18,637)

Total	$—	$(3,479,508)	$23,327,622	$—	$—	$19,848,114

Change in Net Unrealized Appreciation (Depreciation) on:
Forward Currency Contracts	$—	$—	$10,544,096	$—	$—	$10,544,096
Futures Contracts	—	4,993,409	—	—	—	4,993,409
Swap Agreements	—	140,862	—	—	—	140,862

Total	$—	$5,134,271	$10,544,096	$—	$—	$15,678,367

International Small Companies Fund
Asset:
Investments, at value (rights and/or warrants)	$—	$823	$—	$—	$—	$823
Unrealized Appreciation on Forward Currency Contracts	—	—	265,364	—	—	265,364
Unrealized Appreciation on Futures Contracts*	—	604,590	—	—	—	604,590

Total	$—	$605,413	$265,364	$—	$—	$870,777

Liability:
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$(251,160)	$—	$—	$(251,160)
Unrealized Depreciation on Futures Contracts*	—	(989,552)	—	—	—	(989,552)

Total	$—	$(989,552)	$(251,160)	$—	$—	$(1,240,712)

156

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Other Contracts	Total
International Small Companies Fund (continued)
Net Realized Gain (Loss) on:
Forward Currency Contracts	$—	$—	$1,607,908	$—	$—	$1,607,908
Futures Contracts	—	(148,393)	—	—	—	(148,393)
Investments (rights and/or warrants)	—	(633,406)	—	—	—	(633,406)

Total	$—	$(781,799)	$1,607,908	$—	$—	$826,109

Change in Net Unrealized Appreciation (Depreciation) on:
Forward Currency Contracts	$—	$—	$(107,330)	$—	$—	$(107,330)
Futures Contracts		(654,188)				(654,188)
Investments (rights and/or warrants)	—	(1,310)	—	—	—	(1,310)

Total	$—	$(655,498)	$(107,330)	$—	$—	$(762,828)

Resources Fund
Net Realized Gain (Loss) on:
Investments, at value (rights and/or warrants)	$—	$24	$—	$—	$—	$24

Total	$—	$24	$—	$—	$—	$24

Risk Premium Fund
Liability:
Written Options, at value	$—	$(7,341,398)	$—	$—	$—	$(7,341,398)

Total	$—	$(7,341,398)	$—	$—	$—	$(7,341,398)

Net Realized Gain (Loss) on:
Written Options	$—	$16,010,643	$—	$—	$—	$16,010,643

Total	$—	$16,010,643	$—	$—	$—	$16,010,643

Change in Net Unrealized Appreciation (Depreciation) on:
Written Options	$—	$2,838,375	$—	$—	$—	$2,838,375

Total	$—	$2,838,375	$—	$—	$—	$2,838,375

Tax-Managed International Equities Fund
Asset:
Unrealized Appreciation on Forward Currency Contracts	$—	$—	$563,976	$—	$—	$563,976

Total	$—	$—	$563,976	$—	$—	$563,976

Liability:
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$(472,070)	$—	$—	$(472,070)

Total	$—	$—	$(472,070)	$—	$—	$(472,070)

Net Realized Gain (Loss) on:
Investments, at value (rights and/or warrants)	$—	$9,616	$—	$—	$—	$9,616
Forward Currency Contracts	—	—	905,064	—	—	905,064

Total	$—	$9,616	$905,064	$—	$—	$914,680

Change in Net Unrealized Appreciation (Depreciation) on:
Forward Currency Contracts	$—	$—	$91,906	$—	$—	$91,906

Total	$—	$—	$91,906	$—	$—	$91,906

^	Because the Funds value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.
*	The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Year end variation margin on open futures contracts is reported within the Statements of Assets and Liabilities.

157

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

The average volume of derivative activity, based on absolute values (forward currency contracts, futures contracts, rights and/or warrants) or, notional amounts (swap agreements) or number of contracts (options) outstanding at each month-end, was as follows for the year ended February 28, 2013:

	Forward Currency Contracts ($)	Futures Contracts ($)	Swap Agreements ($)	Options ($)	Rights and/or Warrants ($)
Currency Hedged International Equity Fund	2,461,542,579	—	—	—	—
Developed World Stock Fund	53,939,550	16,254,319	—	—	12,987
Flexible Equities Fund	987,097,107	32,076,712	—	—	—
International Core Equity Fund	982,933,158	302,879,185	584,527	—	279,910
International Growth Equity Fund	594,389,083	157,199,115	—	—	85,557
International Intrinsic Value Extended Markets Fund	58,886,981	13,376,878	—	—	22,692
International Intrinsic Value Fund	1,573,499,802	553,687,212	925,414	—	673,621
International Small Companies Fund	59,533,433	41,309,560	—	—	2,169
Resources Fund	—	—	—	—	1,089
Risk Premium Fund	—	—	—	11,511	—
Tax-Managed International Equities Fund	15,505,872	—	—	—	33,549

5.	Fees and other transactions with affiliates

Management Fees

GMO receives a management fee for the services it provides to each Fund. That fee, if any, is paid monthly equal to the percentage of each Fund’s average daily net assets set forth in the table below:

	Currency Hedged International Equity Fund	Developed World Stock Fund	Flexible Equities Fund	International Core Equity Fund	International Growth Equity Fund	International Intrinsic Value Extended Markets Fund	International Intrinsic Value Fund	International Small Companies Fund	Resources Fund	Risk Premium Fund	Tax-Managed International Equities Fund
Management Fee	0.54%	0.45%	0.55%	0.38%	0.50%	0.50%	0.50%	0.60%	0.50%	0.45%	0.50%

In addition, each class of shares of certain Funds (except Class M shares which are described below) pay the Manager a shareholder service fee for providing client services and reporting, such as performance information, client account information, personal and electronic access to Fund information, access to analysis and explanations of Fund reports, and assistance in maintaining and correcting client-related information. Class M shares of a Fund pay the Manager an administration fee, which is used by the Manager to defray its expenses (or the expenses of a third party) in providing administration and record keeping services to certain marketplaces where Class M shares of each Fund may be purchased. The Manager may pay part or all of the administration fee to third parties for providing administration and record keeping services. In some cases, these third parties also receive compensation from the Fund’s distributor pursuant to the Trust’s Distribution and Service (12b-1) Plan.

158

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

Both shareholder service fees and administration fees are paid monthly equal to the percentage of each applicable Fund’s average daily net assets set forth in the table below:

Fund Name	Class II		Class III		Class IV		Class V	Class VI		Class M Admin Fee	Class M 12b-1 Fee
Currency Hedged International Equity Fund			0.15%
Developed World Stock Fund			0.15%		0.10%
Flexible Equities Fund			0.15%					0.055%
International Core Equity Fund			0.15%		0.09%			0.055%
International Growth Equity Fund			0.15%		0.09%
International Intrinsic Value Extended Markets Fund	0.22%	*	0.15%	*	0.09%
International Intrinsic Value Fund	0.22%		0.15%		0.09%					0.20%	0.25%
International Small Companies Fund			0.15%
Resources Fund			0.15%		0.10%	*	0.085%*	0.055%	*
Risk Premium Fund			0.15%		0.10%		0.085%*	0.055%
Tax-Managed International Equities Fund			0.15%

*	Class is offered but has no shareholders as of February 28, 2013.

For each Fund other than Resources Fund, the Manager has contractually agreed to reimburse the Fund for its “Specified Operating Expenses” (as defined below). Any such reimbursements are paid to a Fund concurrently with the Fund’s payment of management fees to the Manager. For Resources Fund, the Manager has contractually agreed to reimburse the Fund for the portion of its “Specified Operating Expenses” (as defined below) that exceeds 0.10% of the Fund’s average daily net assets.

Subject to the exclusions noted below, “Specified Operating Expenses” means only the following expenses to the extent that they are borne by a Fund: audit expenses, fund accounting expenses, pricing service expenses, non-investment related tax expenses, transfer agency expenses, non-investment related legal expenses provided to the Funds by or at the direction of the Manager, federal securities law filing expenses, printing expenses, state and federal registration fees and custody expenses.

For each Fund that charges a management fee, the Manager will waive and/or reduce the Fund’s management fee, but not below zero, to the extent necessary to offset the management fees directly or indirectly paid by the Fund to the Manager as a result of the Fund’s direct or indirect investments in other GMO Funds.

For each Fund that charges a shareholder service fee, the Manager will waive and/or reduce the shareholder service fee charged by each class of shares of the Fund, but not below zero, to the extent necessary to offset the shareholder service fees directly or indirectly paid by the class of shares of the Fund to the Manager as a result of the Fund’s direct or indirect investments in other GMO Funds.

These contractual waivers and reimbursements will continue through at least June 30, 2013 for each Fund unless the Funds’ Board of Trustees authorizes their modification or termination, or reduces the fee rates paid to the Manager under the Fund’s management contract or servicing and supplement support agreement.

159

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

The Funds’ portion of the gross fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any agents unaffiliated with the Manager during the year ended February 28, 2013 is shown in the table below and included in the Statements of Operations

Fund Name	Independent Trustees and their legal counsel ($)	Agent unaffiliated with the Manager ($)
Currency Hedged International Equity Fund	31,775	9,669
Developed World Stock Fund	3,986	1,414
Flexible Equities Fund	12,230	4,927
International Core Equity Fund	46,810	16,213
International Growth Equity Fund	28,991	10,777
International Intrinsic Value Extended Markets Fund	4,123	980
International Intrinsic Value Fund	96,944	28,415
International Small Companies Fund	3,816	1,424
Resources Fund	350	12
Risk Premium Fund	2,314	84
Tax-Managed International Equities Fund	5,492	1,900

Certain Funds incur fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2013, these indirect fees and expenses expressed as an annualized percentage of each Fund’s average daily net assets were as follows:

Fund Name	Indirect Net Expenses (excluding shareholder service fees)	Indirect Shareholder Service Fees	Total Indirect Expenses
Currency Hedged International Equity Fund	0.493%	0.088%	0.581%
Developed World Stock Fund	< 0.001%	0.000%	< 0.001%
Flexible Equities Fund	—	—	—
International Core Equity Fund	< 0.001%	0.000%	< 0.001%
International Growth Equity Fund	< 0.001%	0.000%	< 0.001%
International Intrinsic Value Extended Markets Fund	< 0.001%	0.000%	< 0.001%
International Intrinsic Value Fund	< 0.001%	0.000%	< 0.001%
International Small Companies Fund	< 0.001%	0.000%	< 0.001%
Resources Fund	< 0.001%	0.000%	< 0.001%
Risk Premium Fund	0.001%	0.000%	0.001%
Tax-Managed International Equities Fund	< 0.001%	0.000%	< 0.001%

160

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2013 are noted in the table below:

	Purchases ($)	Purchases ($)	Sales ($)	Sales ($)

Fund Name	U.S. Government Securities	Investments (Non-U.S. Government Securities)	U.S. Government Securities	Investments (Non-U.S. Government Securities)
Currency Hedged International Equity Fund	—	1,117,671,601	—	1,515,509,117
Developed World Stock Fund	—	167,917,804	—	172,621,062
Flexible Equities Fund	—	461,865,153	—	769,447,078
International Core Equity Fund	—	2,022,730,403	—	1,918,433,798
International Growth Equity Fund	—	1,358,387,531	—	2,050,030,106
International Intrinsic Value Extended Markets Fund	—	181,020,345	—	155,873,323
International Intrinsic Value Fund	—	4,598,561,853	—	3,147,866,803
International Small Companies Fund	—	243,902,816	—	251,055,407
Resources Fund	—	91,334,559	—	14,790,358
Risk Premium Fund	—	278,323,000	—	—
Tax-Managed International Equities Fund	—	254,454,370	—	306,864,690

Cost of purchases and proceeds from sales for in-kind transactions, excluding short-term investments, in accordance with U.S. GAAP for the year ended February 28, 2013 are noted in the table below:

Fund Name	Purchases ($)	Sales ($)
International Intrinsic Value Extended Markets Fund	281,520,199	—
International Intrinsic Value Fund	—	281,520,199
International Small Companies Fund	—	74,730,119

For the year ended February 28, 2013, the following Funds had net realized gains (losses) attributed to redemption in-kind transactions:

Fund Name	Net realized gains/(losses) attributed to redemption in-kind transactions ($)
International Intrinsic Value Fund	65,752,459
International Small Companies Fund	(4,193,590)

7.	Guarantees

In the normal course of business the Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Funds. Based on experience, the Manager is of the view that the risk of loss to the Funds in connection with the Funds’ indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Funds.

161

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

8.	Principal shareholders and related parties as of February 28, 2013

Fund Name	Number of shareholders that hold more than 10% of the outstanding shares of the Fund		Percentage of outstanding shares of the Fund held by those shareholders owning greater than 10% of the outstanding shares of the Fund (%)	Percentage of the shares of the Fund held by senior management of the Manager and GMO Trust officers (%)	Percentage of the Fund’s shares held by accounts for which the Manager has investment discretion (%)
Currency Hedged International Equity Fund	3	*	67.39	—	99.94
Developed World Stock Fund	3		89.88	0.04	—
Flexible Equities Fund	3	*	42.94	—	100.00
International Core Equity Fund	3	*	42.64	0.00	50.53
International Growth Equity Fund	4	**	64.06	0.00	96.17
International Intrinsic Value Extended Markets Fund	1		97.39	2.60	—
International Intrinsic Value Fund	2	**	30.13	< 0.01	81.35
International Small Companies Fund	3		54.65	4.44	0.92
Resources Fund	5		72.98	17.50	14.38
Risk Premium Fund	4	***	97.53	0.01	99.91
Tax-Managed International Equities Fund	2		23.49	0.83	—

*	Two of the shareholders are other funds of the Trust.
**	Each shareholder is another fund of the Trust.
***	Three of the shareholders are other funds of the Trust.

9.	Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Funds shares were as follows:

	Year Ended February 28, 2013		Year Ended February 29, 2012

	Shares	Amount	Shares	Amount
Currency Hedged International Equity Fund
Class III:
Shares sold	49,688,032	$1,054,339,199	118,011,160	$2,476,359,397
Shares issued to shareholders in reinvestment of distributions	4,444,753	101,134,422	1,804,084	37,468,274
Shares repurchased	(70,686,278)	(1,592,538,209)	(30,353,128)	(682,249,837)

Net increase (decrease)	(16,553,493)	$(437,064,588)	89,462,116	$1,831,577,834

162

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

	Year Ended February 28, 2013		Year Ended February 29, 2012

	Shares	Amount	Shares	Amount
Developed World Stock Fund
Class III:
Shares sold	121,607	$2,273,818	502,340	$8,731,930
Shares issued to shareholders in reinvestment of distributions	134,758	2,478,061	183,167	3,193,353
Shares repurchased	(825,769)	(14,842,466)	(3,596,499)	(64,953,013)
Purchase premiums^	—	5,606	—	21,878
Redemption fees^	—	37,106	—	96,979

Net increase (decrease)	(569,404)	$(10,047,875)	(2,910,992)	$(52,908,873)

Class IV:
Shares sold	3,106	$57,452	3,336	$56,634
Shares issued to shareholders in reinvestment of distributions	302,042	5,564,409	335,299	5,801,292
Shares repurchased	(1,936)	(37,212)	(530)	(9,287)
Purchase premiums^	—	144	—	142
Redemption fees^	—	—	—	16

Net increase (decrease)	303,212	$5,584,793	338,105	$5,848,797

^ The purchase premiums and redemption fees shown in the table above are the amounts collected by the class upon subscription or redemption by a shareholder of the Fund.
Flexible Equities Fund
Class III:
Shares sold	731,438	$13,037,776	5,515,335	$100,435,909
Shares issued to shareholders in reinvestment of distributions	57,771	1,037,677	—	—
Shares repurchased	(2,316,339)	(41,029,551)	(2,027,341)	(36,445,628)

Net increase (decrease)	(1,527,130)	$(26,954,098)	3,487,994	$63,990,281

Class VI:
Shares sold	10,014,169	$178,674,024	70,061,175	$1,258,882,392
Shares issued to shareholders in reinvestment of distributions	1,046,705	18,769,187	—	—
Shares repurchased	(33,957,233)	(589,724,794)	(18,749,875)	(343,612,000)

Net increase (decrease)	(22,896,359)	$(392,281,583)	51,311,300	$915,270,392

International Core Equity Fund
Class III:
Shares sold	5,303,352	$144,847,864	7,376,146	$205,650,226
Shares issued to shareholders in reinvestment of distributions	859,044	23,292,515	946,474	24,974,973
Shares repurchased	(16,867,210)	(479,845,504)	(4,018,388)	(116,634,369)

Net increase (decrease)	(10,704,814)	$(311,705,125)	4,304,232	$113,990,830

Class IV:
Shares sold	10,604,288	$308,585,098	10,188,924	$279,783,865
Shares issued to shareholders in reinvestment of distributions	1,330,617	36,106,545	1,142,879	30,139,634
Shares repurchased	(2,988,640)	(81,776,867)	(12,245,288)	(344,381,631)

Net increase (decrease)	8,946,265	$262,914,776	(913,485)	$(34,458,132)

Class VI:
Shares sold	22,524,609	$614,368,716	15,696,213	$416,330,211
Shares issued to shareholders in reinvestment of distributions	2,952,338	80,343,611	3,515,131	92,289,923
Shares repurchased	(21,505,510)	(575,869,762)	(51,502,500)	(1,482,584,169)

Net increase (decrease)	3,971,437	$118,842,565	(32,291,156)	$(973,964,035)

163

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

	Year Ended February 28, 2013		Year Ended February 29, 2012

	Shares	Amount	Shares	Amount
International Growth Equity Fund
Class III:
Shares sold	1,489,980	$34,412,939	1,241,520	$27,131,176
Shares issued to shareholders in reinvestment of distributions	462,364	10,238,174	300,097	6,599,701
Shares repurchased	(6,446,940)	(143,932,940)	(14,227,951)	(312,210,941)

Net increase (decrease)	(4,494,596)	$(99,281,827)	(12,686,334)	$(278,480,064)

Class IV:
Shares sold	29,884,448	$688,998,993	62,712,332	$1,364,378,272
Shares issued to shareholders in reinvestment of distributions	3,613,632	79,860,606	2,158,695	46,568,619
Shares repurchased	(60,919,824)	(1,343,927,763)	(71,012,592)	(1,542,448,551)

Net increase (decrease)	(27,421,744)	$(575,068,164)	(6,141,565)	$(131,501,660)

International Intrinsic Value Extended Markets Fund
Class IV*:
Shares sold	32,389,375	$321,954,238
Shares repurchased	(1,267,057)	(13,000,000)

Net increase (decrease)	31,122,318	$308,954,238

International Intrinsic Value Fund
Class II:
Shares sold	1,230,249	$24,762,609	6,098,594	$125,075,647
Shares issued to shareholders in reinvestment of distributions	256,870	5,037,027	299,716	6,054,871
Shares repurchased	(7,905,099)	(157,121,955)	(1,315,117)	(27,258,440)

Net increase (decrease)	(6,417,980)	$(127,322,319)	5,083,193	$103,872,078

Class III:
Shares sold	21,082,732	$418,044,602	25,341,560	$518,986,054
Shares issued to shareholders in reinvestment of distributions	2,694,812	53,417,109	2,781,910	56,638,674
Shares repurchased	(39,878,950)	(829,019,189)	(36,065,260)	(781,904,235)

Net increase (decrease)	(16,101,406)	$(357,557,478)	(7,941,790)	$(206,279,507)

Class IV:
Shares sold	179,162,155	$3,436,981,395	156,739,716	$3,097,866,189
Shares issued to shareholders in reinvestment of distributions	11,116,201	220,646,057	6,585,662	130,330,028
Shares repurchased	(89,538,398)	(1,812,891,848)	(63,961,141)	(1,294,188,330)

Net increase (decrease)	100,739,958	$1,844,735,604	99,364,237	$1,934,007,887

Class M:
Shares sold	104,304	$2,052,368	121,930	$2,567,774
Shares issued to shareholders in reinvestment of distributions	18,152	355,017	20,538	415,510
Shares repurchased	(143,348)	(2,792,765)	(168,625)	(3,441,214)

Net increase (decrease)	(20,892)	$(385,380)	(26,157)	$(457,930)

164

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

	Year Ended February 28, 2013		Year Ended February 29, 2012

	Shares	Amount	Shares	Amount
International Small Companies Fund
Class III:
Shares sold	1,095,501	$7,496,147	864,237	$6,225,204
Shares issued to shareholders in reinvestment of distributions	1,517,039	11,116,742	2,188,466	16,868,765
Shares repurchased	(14,548,664)	(103,417,930)	(8,684,258)	(66,256,208)
Purchase premiums	—	37,669	—	29,660
Redemption fees	—	143,439	—	329,656

Net increase (decrease)	(11,936,124)	$(84,623,933)	(5,631,555)	$(42,802,923)

Resources Fund
Class III:
Shares sold	4,473,926	$95,250,684	352,829 **	$7,115,038 **
Shares issued to shareholders in reinvestment of distributions	22,542	478,172	—	—
Shares repurchased	(22,181)	(494,735)	—	—
Purchase premiums	—	286,612	—	21,410 **
Redemption fees	—	1,484	—	—

Net increase (decrease)	4,474,287	$95,522,217	352,829	$7,136,448

Risk Premium Fund
Class III***:
Shares sold	645,135	$6,696,024
Purchase premium fees	—	2,569

Net increase (decrease)	645,135	$6,698,593

Class IV****:
Shares sold	782,428	$8,059,007
Purchase premium fees	—	367

Net increase (decrease)	782,428	$8,059,374

Class VI*****:
Shares sold	58,524,290	$597,548,727
Purchase premium fees	—	916,900

Net increase (decrease)	58,524,290	$598,465,627

Tax-Managed International Equities Fund
Class III:
Shares sold	211,447	$2,911,172	1,106,984	$14,848,634
Shares issued to shareholders in reinvestment of distributions	573,850	7,962,239	665,832	8,611,854
Shares repurchased	(4,503,828)	(61,664,020)	(4,079,211)	(58,153,728)

Net increase (decrease)	(3,718,531)	$(50,790,609)	(2,306,395)	$(34,693,240)

*	Period from March 1, 2012 (commencement of operations) through February 28, 2013.
**	Period from December 28, 2011 (commencement of operations) through February 29, 2012.
***	Period from December 14, 2012 (commencement of operations) through February 28, 2013.
****	Period from December 17, 2012 (commencement of operations) through February 28, 2013.
*****	Period from November 15, 2012 (commencement of operations) through February 28, 2013.

165

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

10.	Investments in affiliated issuers

A summary of the Funds’ transactions in the shares of other funds of the Trust during the year ended February 28, 2013 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
Currency Hedged International Equity Fund
GMO International Growth Equity Fund, Class IV	$952,180,604	$66,876,456	$522,958,640	$24,612,450	$—	$549,081,026
GMO International Intrinsic Value Fund, Class IV	1,412,697,219	1,050,795,145	992,550,477	60,499,916	—	1,638,769,861

Totals	$2,364,877,823	$1,117,671,601	$1,515,509,117	$85,112,366	$—	$2,187,850,887

Developed World Stock Fund
GMO U.S. Treasury Fund	$10,163,325	$12,032,000	$12,487,000	$9,572	$777	$9,708,326

International Core Equity Fund
GMO U.S. Treasury Fund	$67,482,056	$196,859,000	$177,730,000	$65,533	$1,638	$86,633,100

International Growth Equity Fund
GMO U.S. Treasury Fund	$62,284,082	$199,957,000	$209,475,059	$44,278	$—	$52,767,000

International Intrinsic Value Extended Markets Fund
GMO U.S. Treasury Fund	$—	$18,486,000	$3,828,000	$6,322	$442	$14,658,000

International Intrinsic Value Fund
GMO U.S. Treasury Fund	$64,903,524	$76,601,000	$53,197,000	$73,450	$6,047	$88,307,524

International Small Companies Fund
GMO U.S. Treasury Fund	$—	$28,783,000	$24,716,000	$5,131	$397	$4,067,469

Resources Fund
GMO U.S. Treasury Fund	$—	$1,041,000	$—	$91	$—	$1,041,000

Risk Premium Fund
GMO U.S. Treasury Fund	$—	$278,323,000	$—	$63,778	$22,260	$278,253,028

Tax-Managed International Equities Fund
U.S. Treasury Fund	$8,513,601	$41,434,000	$44,551,601	$6,165	$939	$5,391,305

11.	Subsequent events

Class M Shares of GMO International Intrinsic Value Fund were liquidated on March 31, 2013.

166

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and Shareholders of GMO Currency Hedged International Equity Fund, GMO Developed World Stock Fund, GMO Flexible Equities Fund, GMO International Core Equity Fund, GMO International Growth Equity Fund, GMO International Intrinsic Value Extended Markets Fund, GMO International Intrinsic Value Fund, GMO International Small Companies Fund, GMO Resources Fund, GMO Risk Premium Fund, and GMO Tax-Managed International Equities Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Currency Hedged International Equity Fund, GMO Developed World Stock Fund, GMO Flexible Equities Fund, GMO International Core Equity Fund, GMO International Growth Equity Fund, GMO International Intrinsic Value Extended Markets Fund, GMO International Intrinsic Value Fund, GMO International Small Companies Fund, GMO Resources Fund, GMO Risk Premium Fund, and GMO Tax-Managed International Equities Fund (collectively, the “Funds”), at February 28, 2013, the results of each of their operations, the changes in each of their net assets, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2013 by correspondence with the custodian, transfer agent, and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 23, 2013

167

GMO Trust Funds

(A Series of GMO Trust)

Fund Expenses

February 28, 2013 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2013.

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees if applicable; and (2) ongoing costs, including direct and/or indirect management fees, direct and/or indirect shareholder services fees, and distribution (12b-1) and/or administration fees for Funds with Class M shares, if applicable, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2012 through February 28, 2013.

Actual Expenses

This section of the table for each class below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

This section of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premium and redemption fees. Therefore, this section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual			Hypothetical
	Beginning Account Value September 1, 2012	Ending Account Value February 28, 2013	Expenses Paid During the Period*	Beginning Account Value September 1, 2012	Ending Account Value February 28, 2013	Expenses Paid During the Period*	Annualized Net Expense Ratio
Currency Hedged International Equity Fund
Class III	$1,000.00	$1,144.10	$3.67	$1,000.00	$1,021.37	$3.46	0.69%
Developed World Stock Fund
Class III	$1,000.00	$1,085.00	$3.10	$1,000.00	$1,021.82	$3.01	0.60%
Class IV	$1,000.00	$1,085.50	$2.84	$1,000.00	$1,022.07	$2.76	0.55%
Flexible Equities Fund
Class III	$1,000.00	$1,290.80	$3.98	$1,000.00	$1,021.32	$3.51	0.70%
Class VI	$1,000.00	$1,291.30	$3.47	$1,000.00	$1,021.77	$3.06	0.61%
International Core Equity Fund
Class III	$1,000.00	$1,117.00	$2.78	$1,000.00	$1,022.17	$2.66	0.53%
Class IV	$1,000.00	$1,117.20	$2.47	$1,000.00	$1,022.46	$2.36	0.47%
Class VI	$1,000.00	$1,117.30	$2.31	$1,000.00	$1,022.61	$2.21	0.44%
International Growth Equity Fund
Class III	$1,000.00	$1,128.70	$3.48	$1,000.00	$1,021.52	$3.31	0.66%
Class IV	$1,000.00	$1,129.10	$3.17	$1,000.00	$1,021.82	$3.01	0.60%
International Intrinsic Value Extended Markets Fund
Class IV	$1,000.00	$1,098.90	$3.07	$1,000.00	$1,021.87	$2.96	0.59%
International Intrinsic Value Fund
Class II	$1,000.00	$1,112.30	$3.77	$1,000.00	$1,021.22	$3.61	0.72%
Class III	$1,000.00	$1,112.40	$3.40	$1,000.00	$1,021.57	$3.26	0.65%
Class IV	$1,000.00	$1,113.20	$3.09	$1,000.00	$1,021.87	$2.96	0.59%
Class M	$1,000.00	$1,111.10	$4.97	$1,000.00	$1,020.08	$4.76	0.95%
International Small Companies Fund
Class III	$1,000.00	$1,211.40	$4.17	$1,000.00	$1,021.03	$3.81	0.76%

168

GMO Trust Funds

(A Series of GMO Trust)

Fund Expenses — (Continued)

February 28, 2013 (Unaudited)

	Actual				Hypothetical
	Beginning Account Value September 1, 2012	Ending Account Value February 28, 2013	Expenses Paid During the Period*		Beginning Account Value September 1, 2012	Ending Account Value February 28, 2013	Expenses Paid During the Period*	Annualized Net Expense Ratio
Resources Fund
Class III	$1,000.00	$1,089.50	$3.99		$1,000.00	$1,020.98	$3.86	0.77%
Risk Premium Fund
Class III	$1,000.00	$1,025.30	$1.27	(a)	$1,000.00	$1,021.82	$3.01	0.60%
Class IV	$1,000.00	$1,023.30	$1.11	(b)	$1,000.00	$1,022.07	$2.76	0.55%
Class VI	$1,000.00	$1,053.00	$1.51	(c)	$1,000.00	$1,022.27	$2.56	0.51%
Tax-Managed International Equities Fund
Class III	$1,000.00	$1,108.80	$3.56		$1,000.00	$1,021.42	$3.41	0.68%

*	Expenses are calculated using each Class’s annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2013, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.
(a)	For the period December 14, 2012 (commencement of operations) through February 28, 2013. Expense is calculated using the Class’s annualized net expense ratio for the period ended February 28, 2013, multiplied by the average account value over the period, multiplied by 76 days in the period, divided by 365 days in the year.
(b)	For the period December 17, 2012 (commencement of operations) through February 28, 2013. Expense is calculated using the Class’s annualized net expense ratio for the period ended February 28, 2013, multiplied by the average account value over the period, multiplied by 73 days in the period, divided by 365 days in the year.
(c)	For the period November 15, 2012 (commencement of operations) through February 28, 2013. Expense is calculated using the Class’s annualized net expense ratio for the period ended February 28, 2013, multiplied by the average account value over the period, multiplied by 105 days in the period, divided by 365 days in the year.

169

GMO Trust Funds

Board Review of Management Agreement

February 28, 2013 (Unaudited)

GMO Risk Premium Fund

Approval of initial management agreement for GMO Risk Premium Fund. In determining to approve the initial management agreement of the Fund, the Trustees, all but one of whom is not an “interested person” of GMO Trust (the “Trust”), considered information that they believed, in light of the legal advice furnished to them, to be relevant. At meetings on June 28, 2012 and September 6, 2012, the Trustees discussed materials provided by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager”) to the Trustees for purposes of considering the Manager’s proposal to establish the Fund as a new series of the Trust and the proposed new management agreement between the Trust, on behalf of the Fund, and the Manager. During the meetings, the Trustees met with members of the Manager’s Global Equity Division (formerly Quantitative Equity Division), the investment division that would be responsible for day-to-day management of the Fund.

At meetings throughout the year, the Trustees had considered information relevant to approval of the Fund’s management agreement, including information provided at meetings with the Manager’s investment advisory personnel (including members of the Manager’s Global Equity Division) with respect to other series of the Trust (collectively, the “GMO funds”). In addition to that information the Trustees considered information provided by the Manager relating to the education, experience and number of investment professionals and other personnel who would be providing services under the Fund’s management agreement and information concerning the investment philosophy of, and investment process to be applied by, the Manager in managing the Fund’s portfolio and the level of skill required. The Trustees considered the business reputation of the Manager and its professional liability insurance coverage.

Since the Fund had not yet commenced operations, the Trustees were unable to consider its performance. However, the Trustees considered the qualifications, experience and expertise of the personnel who would be responsible for managing the Fund’s investment portfolio, the support those personnel received from the Manager, the investment techniques that would be used by the Manager to manage the Fund’s investments, and the overall competence of the Manager.

The Trustees gave substantial consideration to the fees to be paid to the Manager under the Fund’s management and shareholder servicing agreements. The Trustees considered information prepared by a third-party data service concerning fees paid to managers of mutual funds deemed to have similar objectives. In evaluating the Fund’s management and shareholder servicing fees, the Trustees took into account the sophistication of the investment techniques to be used to manage the Fund. Since the Fund had not yet commenced operations, the Trustees were unable to review the Manager’s profitability with respect to the Fund. The Trustees did, however, consider how the proposed fees compared to fees paid by other international equity funds of the Trust and so-called “fallout benefits” to the Manager and also possible reputational value to be derived by the Manager from serving as the Fund’s investment manager. The Trustees also considered that the fee to be charged under the Fund’s management agreement would be based on services to be provided by the Manager that would be in addition to, rather than duplicative of, services to be provided under the management agreements of exchange-traded funds and other mutual funds, including other GMO funds, in which the Fund may invest. As the Fund had not yet commenced operations, the Trustees did not consider possible economies of scale to the Manager associated with managing the Fund. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the agreement, that the management fee to be charged to the Fund was reasonable.
In assessing the nature and quality of the services provided by the Manager, the Trustees considered a range of factors. The Trustees considered the rigor and discipline with which the Manager would be managing the Fund and the extent and quality of the resources, including human resources, to be brought to bear by the Manager. The Trustees also considered the extent and quality of the non-investment management services to be provided by the Manager, including financial reporting, legal, compliance and administrative services. The Trustees evaluated the Manager’s record with respect to regulatory compliance and compliance with the investment policies of other GMO funds. The Trustees also considered the procedures the Manager had adopted to fulfill its fiduciary duty to the Fund with respect to possible conflicts of interest, including the Manager’s code of ethics (regulating the personal trading of its officers and employees), the procedures by which the Manager allocates purchases and sales of securities among its investment advisory clients, the systems in place to ensure compliance with the foregoing, and the record of the Manager in these matters. The Trustees also considered information furnished to them concerning the Manager’s practices with respect to the execution of portfolio transactions that they received over the course of the year. Finally, the Trustees considered the Manager’s practices and record with respect to the resolution of trading, net asset value determination, and other errors.

The Trustees considered the scope of the services to be provided by the Manager to the Fund under the management agreement. The Trustees noted that the Trust’s counsel had advised (and independent legal counsel had confirmed) that, in their experience, the standard of care set forth in the management agreement was typical for mutual fund management agreements. The Trustees noted that the scope of the Manager’s services to the Fund would be consistent with the Fund’s operational requirements, including, in addition to managing the Fund’s investment portfolio, compliance with the Fund’s investment restrictions, tax and reporting requirements, and shareholder services. The Trustees considered the Manager’s oversight of non-investment management services to be provided by persons other than the Manager, considering, among other things, the Fund’s estimated total expenses, the Manager’s proposed contractual expense reimbursement arrangement with respect to the Fund, and the reputation of the Fund’s other service providers.

170

GMO Trust Funds

Board Review of Management Agreement — (Continued)

February 28, 2013 (Unaudited)

After reviewing these factors, among others, the Trustees concluded, within the context of their overall conclusions regarding the Fund’s management agreement, that the nature, extent, and quality of services to be provided supported the approval of that agreement.

Following their review, on September 6, 2012, the Trustees who were not “interested persons” of the Trust, in their capacity as such, and then all Trustees voting together, based on their evaluation of all factors that they deemed to be material, including those factors described above, approved the Fund’s initial management agreement for an initial period ending on the second anniversary of the agreement’s execution.

171

GMO Trust

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2013 (Unaudited)

The following information is being provided in order to meet reporting requirements set forth by the Code and/or to meet state-specific requirements. Shareholders should consult their tax advisors.

With respect to distributions paid, the applicable Funds designate the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year-ended February 28, 2013:

Fund Name	Dividend Received Deduction (corporate shareholders)(1)	Qualified Dividend Income (non-corporate shareholders)(1)	Short- Term Capital Gain Dividends(2) ($)	Long-Term Capital Gain Distributions ($)	Foreign Taxes Paid(3) ($)	Foreign Source Income(3) ($)
Currency Hedged International Equity Fund	—	79.92%	28,593,370	6,429,798	6,098,638	85,103,463
Developed World Stock Fund	42.28%	100.00%	—	—	—	—
Flexible Equities Fund	—	96.35%	—	—	2,043,169	29,169,641
International Core Equity Fund	—	99.21%	—	—	11,262,769	150,340,292
International Growth Equity Fund	—	81.06%	—	—	5,219,216	78,126,678
International Intrinsic Value Extended Markets Fund	—	96.89%	—	—	943,806	11,030,509
International Intrinsic Value Fund	—	94.50%	—	—	21,527,127	292,008,175
International Small Companies Fund	—	65.57%	—	—	557,938	11,183,484
Resources Fund	9.66%	64.11%	263,709	—	41,054	675,078
Risk Premium Fund	—	—	—	—	—	—
Tax-Managed International Equities Fund	—	100.00%	—	—	1,359,397	17,849,855

(1)	Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.
(2)	These amounts are generally exempt from U.S. withholding taxes for non-U.S. shareholders, provided certain conditions are satisfied by both the Funds and the Funds’ shareholders.
(3)	The Funds expect to elect to treat foreign taxes attributed to foreign source income from certain of its investments, as if incurred directly by the Funds’ shareholders.

In early 2014, the Funds will notify applicable shareholders of amounts for use in preparing 2013 U.S. federal income tax forms.

172

Trustees and Officers (Unaudited)

The following tables present information regarding each Trustee and officer of the Trust as of February 28, 2013. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees:

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1] Overseen	Other Directorships Held in the Past Five Years
Donald W. Glazer, Esq. DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises.	56	None.

Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Peter Moores Dean and Professor of Finance, University of Oxford Saïd Business School (as of July 1, 2011); Sylvan C. Coleman Professor of Financial Management, Harvard Business School (1989 – 2011).	56	Trustee of State Street Navigator Securities Lending Trust (2 Portfolios).

Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	56	Director of Courier Corporation (a book publisher and manufacturer).

[1]	The Fund Complex includes series of each of GMO Trust and GMO Series Trust. Mr. Kittredge also serves as a Trustee of GMO Series Trust.

[2]	As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2010 and December 31, 2011 these entities paid $1,238,183 and $230,579 respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

173

Interested Trustee and Officer:

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1] Overseen	Other Directorships Held in the Past Five Years
Joseph B. Kittredge, Jr.[2] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer of the Trust since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present).	74	None.

Officers:

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years[3]
Joseph B. Kittredge, Jr. DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer of the Trust since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present).

Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Treasury and Tax (December 2006 – present), Fund Treasury and Tax Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Treasury and Tax, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Treasury and Tax, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley[4] DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Fund Treasury and Tax, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003 – 2007).

Jason Nagler DOB: 08/12/1982	Assistant Treasurer	Since September 2011.	Fund Treasury and Tax, Grantham, Mayo, Van Otterloo & Co. LLC (August 2009 – present); Audit Senior at Deloitte (August 2007 – August 2009); Audit Staff at Deloitte (January 2005 – August 2007).

John McGinty DOB: 08/11/1962	Chief Compliance Officer	Since March 2011.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009 – present); Senior Vice President and Deputy General Counsel (January 2007 – July 2009), Vice President and Associate General Counsel (February 2006 – December 2006), Fidelity Investments.

Jason B. Harrison DOB: 01/29/1977	Chief Legal Officer, Vice President – Law and Clerk	Chief Legal Officer since October 2010; Vice President – Law since October 2010; Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (February 2006 – present).

David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present).

[1]	The Fund Complex includes series of each of GMO Trust and GMO Series Trust. Mr. Kittredge also serves as a Trustee of GMO Series Trust.

[2]	Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above.

[3]	Each of Messrs. Burnett, Bohan, Kittredge, and Pottle and Mses. Trinque, and Mahoney serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser. Each officer listed in the table above also serves as an officer of GMO Series Trust.

[4]	Effective March 27, 2013, Carolyn Haley no longer serves as an Assistant Treasurer of the funds.

174

Officers: — (Continued)

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years[1]

Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (March 2000 – present).

Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present).

Heather S. Mahoney DOB: 6/10/1974	Vice President and Assistant Clerk	Since March 2011.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (July 2004 – present).

Cheryl Wakeham DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (June 1993 – present).

[1]	Each of Messrs. Burnett, Bohan, Kittredge, and Pottle and Mses. Trinque, and Mahoney serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser. Each officer listed in the table above also serves as an officer of GMO Series Trust.

175

GMO Trust

Annual Report

February 28, 2013

Emerging Countries Fund

Emerging Domestic Opportunities Fund

Emerging Markets Fund

Taiwan Fund

For a free copy of the Funds’ proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available on GMO’s website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund has a policy with respect to disclosure of portfolio holdings under which it may also make available on GMO’s website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in these Funds and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

Emerging Countries Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Emerging Markets Division at Grantham, Mayo, Van Otterloo  & Co. LLC.

Management Discussion and Analysis of Fund Performance

Class III shares of GMO Emerging Countries Fund returned -2.0% for the fiscal year ended February 28, 2013, as compared with +1.2% for the S&P/IFCI (Investable) Composite Index.

Country/Sector selection detracted 2.6% from the Fund’s relative returns for the fiscal year. The Fund’s overweights in Russian Energy and Brazilian Materials and underweight in Korean Information Technology detracted from relative performance. The Fund’s overweight in Polish Materials and underweight in South African Materials added to relative performance.

Stock selection detracted 0.6% from relative returns during the fiscal year. In particular, the Fund’s stock selections in Taiwan Information Technology and Indonesian Consumer Discretionary hurt relative performance.

Because some of the securities and instruments held directly or indirectly by the Fund had positive fair value adjustments during the fiscal year (and the performance of indices are not fair valued), the Fund’s absolute and relative performance is better than it otherwise would have been.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

2

Emerging Countries Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO Emerging Countries Fund Class III Shares and the S&P/IFCI Composite Index

As of February 28, 2013

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2013. All information is unaudited. Performance for classes may vary due to different fees.

3

Emerging Countries Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2013 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	88.4%
Preferred Stocks	9.4
Investment Funds	1.0
Mutual Funds	0.8
Short-Term Investments	0.3
Other	0.1
Rights/Warrants	0.0	^

	100.0%

Country Summary*	% of Investments
China	21.3%
Brazil	14.4
Russia	13.8
South Korea	12.5
Indonesia	6.5
Taiwan	4.9
Thailand	4.5
India	3.8
Mexico	2.5
Philippines	2.5
South Africa	2.4
Turkey	2.3
Poland	2.2
Czech Republic	1.8
Egypt	1.3
Peru	1.2
United Kingdom**	0.5
Malaysia	0.4
United States**	0.4
Chile	0.3
Hungary	0.2
Morocco	0.2
Hong Kong	0.1
Israel	0.0	^
Sri Lanka	0.0	^
Switzerland	0.0	^

	100.0%

^	Rounds to 0.0%.

*	The table above shows country exposure in the Fund. The table excludes short-term investments. The table excludes exposure through forward currency contracts and includes exposure through other derivative financial instruments, if any. The table takes into account the market value of securities and options and the notional amounts of swap agreements and other derivative financial instruments, if any.

**	Includes companies that derive more than 50% of their revenues or profits from emerging markets.

Industry Group Summary	% of Equity Investments***
Banks	25.1%
Energy	17.9
Telecommunication Services	14.8
Materials	13.8
Automobiles & Components	5.6
Technology Hardware & Equipment	3.1
Software & Services	3.1
Utilities	2.4
Real Estate	2.3
Capital Goods	2.2
Semiconductors & Semiconductor Equipment	1.7
Food, Beverage & Tobacco	1.6
Diversified Financials	1.4
Media	1.0
Food & Staples Retailing	0.9
Health Care Equipment & Services	0.7
Consumer Durables & Apparel	0.4
Transportation	0.4
Commercial & Professional Services	0.3
Pharmaceuticals, Biotechnology & Life Sciences	0.3
Consumer Services	0.3
Household & Personal Products	0.3
Retailing	0.2
Insurance	0.2
Commercial Services & Supplies	0.0 ^

100.0%

***	Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks. This table excludes exposure to derivative contracts and ETF’s, if any. For a summary of derivative contract exposure, if any, see the summary of outstanding financial instruments section of the Schedule of Investments.

4

Emerging Countries Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2013

Shares	Description	Value ($)

	COMMON STOCKS — 88.4%

	Brazil — 7.2%
219,800	Banco do Brasil SA	2,924,891
23,405	Banco Santander Brasil SA	170,033
102,895	Banco Santander Brasil SA ADR	752,163
11,200	BM&FBOVESPA SA	75,878
7,915	BR Malls Participacoes SA	102,366
4,100	Brasil Brokers Participacoes SA	14,810
24,070	Centrais Eletricas Brasileiras SA Sponsored ADR	84,004
709	Cia de Saneamento Basico do Estado de Sao Paulo *	34,375
56,341	Cielo SA	1,691,596
4,900	Companhia de Bebidas das Americas	216,086
1,400	Companhia de Saneamento de Minas Gerais-Copasa MG *	36,284
1,600	Cosan SA Industria e Comercio	37,717
13,900	Duratex SA	116,220
26,700	Electrobras (Centro)	93,748
800	Embraer SA ADR	27,152
3,600	Fleury SA	40,012
64,500	Gerdau SA	470,862
31,900	JBS SA *	110,556
7,100	Localiza Rent a Car SA	134,654
2,200	LPS Brasil Consultoria de Imoveis SA	39,790
4,000	MRV Engenharia e Participacoes SA	25,664
5,500	Multiplan Empreendimentos Imobiliarios SA	157,409
21,300	Multiplus SA	396,537
500	Natura Cosmeticos SA	12,908
13,230	Petroleo Brasileiro SA (Petrobras) ADR	194,084
8,700	Qualicorp SA *	97,267
1,400	Totvs SA	30,944
21,800	Vale SA	416,308
123,407	Vale SA Sponsored ADR	2,343,499

	Total Brazil	10,847,817

	Chile — 0.3%
1,550	Compania Cervecerias Unidas ADR	50,669
13,789	Empresa National de Telecomunicaciones SA	290,648
6,950	Empresas COPEC SA	107,997

	Total Chile	449,314

	China — 20.9%
144,200	Agile Property Holdings Ltd	185,236
1,196,802	Agricultural Bank of China Ltd-Class H	616,257
104,000	Air China Ltd-Class H	84,132
4,500	Anhui Conch Cement Co Ltd-Class H	16,380
3,000	Baidu Inc Sponsored ADR *	272,280
4,608,000	Bank of China Ltd-Class H	2,178,036

Shares	Description	Value ($)

	China — (continued)
623,100	Bank of Communications Co Ltd-Class H	492,517
127,000	BBMG Corp-Class H	111,706
10,500	Beijing Enterprises Holdings Ltd	80,053
76,000	Brilliance China Automotive Holdings Ltd *	104,736
955,000	China CITIC Bank Corp-Class H	609,434
341,900	China Coal Energy Co Ltd-Class H	337,213
888,240	China Communications Construction Co Ltd-Class H	839,897
627,160	China Communications Services Corp Ltd-Class H	388,990
3,472,000	China Construction Bank-Class H	2,860,254
123,000	China Merchants Bank Co Ltd-Class H	266,329
6,000	China Merchants Holdings International Co Ltd-Class H	20,733
393,500	China Minsheng Banking Corp Ltd	544,965
453,964	China Mobile Ltd	4,984,923
6,482	China Mobile Ltd Sponsored ADR	355,214
247,320	China National Building Material Co Ltd-Class H	376,828
44,000	China Oilfield Services Ltd-Class H	93,374
136,400	China Overseas Land & Investment Ltd	414,208
1,167,083	China Petroleum & Chemical Corp-Class H	1,325,199
40,000	China Resources Land Ltd	117,013
94,500	China Shenhua Energy Co Ltd-Class H	357,391
16,000	China State Construction International Holdings Ltd	22,397
300	China Telecom Corp Ltd ADR	15,603
2,767,900	China Telecom Corp Ltd-Class H	1,434,249
204,000	China Unicom Hong Kong Ltd	297,049
6,400	China Unicom Hong Kong Ltd ADR	93,248
29,000	China Yurun Food Group Ltd *	20,721
352,450	Citic Pacific Ltd	539,663
675,000	CNOOC Ltd	1,320,962
1,649	CNOOC Ltd ADR	321,489
136,991	Cosco Pacific Ltd	219,318
66,000	Country Garden Holdings Co	33,983
779	Ctrip.com International Ltd *	15,027
130,000	Datang International Power Generation Co Ltd	56,235
575,000	Dongfeng Motor Group Co Ltd-Class H	840,967
1,115,000	Evergrande Real Estate Group Ltd	544,443
4,600	Focus Media Holding Ltd ADR	115,966
235,000	Geely Automobile Holdings Ltd	128,608
111,000	Great Wall Motor Co Ltd-Class H	434,589
128,800	Guangzhou R&F Properties Co Ltd-Class H	217,742
318,000	Hopson Development Holdings Ltd *	547,917
4,351,000	Industrial and Commercial Bank of China Ltd-Class H	3,119,315

See accompanying notes to the financial statements.	5

Emerging Countries Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Shares	Description	Value ($)

	China — (continued)
16,100	Inner Mongolia Yitai Coal Co Ltd-Class B	92,741
72,000	Jiangsu Expressway Co Ltd	72,609
11,000	Jiangxi Copper Co Ltd-Class H	26,271
109,200	Kunlun Energy Co Ltd	226,745
238,000	Lenovo Group Ltd	264,789
48,000	Longfor Properties	85,469
400	Netease.Com Inc ADR	20,508
5,000	New Oriental Education & Technology Group Inc Sponsored ADR	76,000
700	PetroChina Co Ltd ADR	95,886
152,653	PetroChina Co Ltd-Class H	209,214
10,600	PICC Property & Casualty Co Ltd-Class H	15,180
74,000	Shanghai Industrial Holdings Ltd	241,074
192,396	Shimao Property Holdings Ltd	386,719
145,751	Sino-Ocean Land Holdings Ltd	100,649
299,500	Sun Art Retail Group Ltd	416,924
625,000	Yangzijiang Shipbuilding Holdings Ltd	485,188
700	Yanzhou Coal Mining Co Ltd Sponsored ADR	10,836
154,000	Yanzhou Coal Mining Co Ltd-Class H	236,978
26,000	Zhejiang Expressway Co Ltd-Class H	21,852
188,000	Zijin Mining Group Co Ltd-Class H	64,365

	Total China	31,522,786

	Czech Republic — 1.7%
46,026	CEZ AS	1,383,642
3,816	Komercni Banka AS	775,624
3,575	Pegas Nonwovens SA	96,366
356	Philip Morris CR AS	213,112
8,516	Telefonica 02 Czech Republic AS	140,697

	Total Czech Republic	2,609,441

	Egypt — 1.3%
14,835	Alexandria Mineral Oils Co	145,647
57,479	Commercial International Bank Egypt SAE	289,809
46,820	Egyptian Kuwaiti Holding Co SAE	53,951
36,806	ElSwedy Electric Co	112,026
8,570	Orascom Construction Industries *	327,826
99,172	Orascom Telecom Holding SAE GDR (Registered Shares) *	312,930
1,122,879	Orascom Telecom Media And Technology Holding SAE	104,730
99,418	Orascom Telecom Media and Technology Holding SAE GDR	47,721
19,791	Oriental Weavers Co	65,825
40,877	Sidi Kerir Petrochemicals Co	78,901
131,908	South Valley Cement *	79,772
102,314	Talaat Moustafa Group *	62,081
138,570	Telecom Egypt Co	282,223

	Total Egypt	1,963,442

Shares	Description	Value ($)

	Hungary — 0.2%
451	Egis Gyogyszergyar Nyrt	37,359
64,312	Magyar Telekom Telecommunications Plc	115,592
434	MOL Hungarian Oil and Gas Plc	33,332
5,761	OTP Bank Plc	119,215

	Total Hungary	305,498

	India — 3.7%
3,510	Apollo Hospitals Enterprise Ltd	53,109
9,571	Aurobindo Pharma Ltd	28,444
6,462	Bank of Baroda	83,267
7,604	Bank of India	44,503
6,036	Bharat Heavy Electricals Ltd	22,371
3,578	Cadila Healthcare Ltd	49,728
36,442	Cairn India Ltd	200,684
17,846	Canara Bank Ltd	138,373
14,549	Cipla Ltd	95,598
174	Coal India Ltd	1,000
1,642	Colgate-Palmolive India Ltd	39,136
11,299	Dewan Housing Finance Corp Ltd	34,590
4,536	GAIL India Ltd	27,712
1,389	Grasim Industries Ltd (a)	79,596
20,331	HCL Technologies Ltd	271,043
205	HDFC Bank Ltd	2,383
4,900	HDFC Bank Ltd ADR	186,445
42,543	Hindalco Industries Ltd	77,433
1,275	ICICI Bank Ltd	24,772
11,130	Indian Oil Corp Ltd	59,360
5,239	IndusInd Bank Ltd	39,741
9,984	Infosys Technologies Ltd	536,155
13,060	Infosys Technologies Ltd Sponsored ADR	704,326
13,181	Kajaria Ceramics Ltd	47,739
13,628	Kotak Mahindra Bank Ltd	164,697
512	LIC Housing Finance Ltd	2,223
3,368	Lupin Ltd	36,327
66,141	Manappuram Finance Ltd	42,193
761	Maruti Suzuki India Ltd (a)	18,986
25,799	Mphasis Ltd	179,080
55,814	Oil & Natural Gas Corp Ltd	321,090
9,431	Punjab National Bank Ltd (a)	152,252
1,407	Reliance Power Ltd *	1,880
43,912	Rural Electrification Corp Ltd	184,307
100,614	Sesa Goa Ltd	289,695
609	Shree Cement Ltd	48,503
82,005	Steel Authority of India Ltd	107,485
93,353	Sterlite Industries India Ltd	163,433
3,100	Sterlite Industries India Ltd ADR	21,855
9,470	Sun TV Network Ltd	71,321
14,320	Tata Consultancy Services Ltd	400,275

6	See accompanying notes to the financial statements.

Emerging Countries Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Shares	Description	Value ($)

	India — (continued)
14	Tata Motors Ltd	75
1,660	Ultratech Cement Ltd	56,990
17,150	Union Bank of India	66,907
934	United Spirits Ltd	31,659
32,352	Wipro Ltd	248,803
7,900	Wipro Ltd ADR	75,840

	Total India	5,533,384

	Indonesia — 6.4%
1,050,500	ACE Hardware Indonesia Tbk PT	79,346
4,246,500	Astra International Tbk PT	3,491,044
32,400	Bank Central Asia Tbk PT	36,823
194,816	Bank Danamon Indonesia Tbk PT	126,859
1,114,172	Bank Mandiri Persero Tbk PT	1,157,008
196,000	Bank Negara Indonesia Persero Tbk PT	93,150
1,163,000	Bank Rakyat Indonesia Persero Tbk PT	1,135,135
486,500	Global Mediacom Tbk PT	115,682
67,037	Indofood Sukses Makmur Tbk PT	50,541
114,000	Indosat Tbk PT	74,875
200,500	International Nickel Indonesia Tbk PT	55,825
551,250	Kalbe Farma Tbk PT	73,468
811,500	Media Nusantara Citra Tbk PT	247,535
1,270,030	Perusahaan Gas Negara Persero Tbk PT	630,176
285,715	Semen Gresik Persero Tbk PT	512,599
55,500	Tambang Batubara Bukit Asam Persero Tbk PT	86,683
840,500	Telekomunikasi Indonesia Persero Tbk PT	935,663
15,200	Telekomunikasi Indonesia Tbk PT Sponsored ADR	675,792
15,875	United Tractors Tbk PT	31,696

	Total Indonesia	9,609,900

	Malaysia — 0.4%
113,780	AMMB Holdings Berhad	232,644
26,300	Genting Malaysia Berhad	31,460
47,870	Hong Leong Bank Berhad	225,616
42,500	Petronas Chemicals Group Berhad	87,345
7,200	Sime Darby Berhad	21,457

	Total Malaysia	598,522

	Mexico — 2.5%
373,100	America Movil SAB de CV-Class L	389,920
104,940	America Movil SAB de CV-Class L ADR	2,192,197
22,400	Corporaction GEO SAB de CV-Series B *	18,865
19,800	Fibra Uno Administracion SA de CV (REIT)	61,380
12,600	Fomento Economico Mexicano SAB de CV	140,781
1,300	Fomento Economico Mexicano Sponsored ADR	145,262

Shares	Description	Value ($)

	Mexico — (continued)
14,500	Grupo Financiero Banorte SAB de CV - Class O	107,234
1,200	Grupo Financiero Santander Mexico SAB de CV *	17,904
5,100	Grupo Televisa SAB Sponsored ADR	136,833
32,800	Grupo Televisa SAB-Series CPO	176,173
14,200	Kimberly-Clark de Mexico SAB de CV-Series A	44,932
97,500	Wal-Mart de Mexico SAB de CV-Class V	305,534

	Total Mexico	3,737,015

	Morocco — 0.2%
25,306	Maroc Telecom	322,684

	Peru — 1.2%
39,338	Compania de Minas Buenaventura SA ADR	1,007,840
2,598	Credicorp Ltd	389,648
11,600	Southern Copper Corp	438,364

	Total Peru	1,835,852

	Philippines — 2.4%
175,770	Alliance Global Group Inc	86,343
261,740	BDO Unibank Inc *	636,951
171,700	First Gen Corp *	111,039
5,730	Globe Telecom Inc	158,564
18,320	GT Capital Holdings Inc	337,965
2,001,400	Lopez Holding Corp	369,245
158,217	Metropolitan Bank & Trust	443,386
12,050	Philippine Long Distance Telephone Co	864,839
5,072	Philippine Long Distance Telephone Co Sponsored ADR	361,887
102,000	Puregold Price Club Inc	103,819
3,120	San Miguel Corp	9,516
62,320	Universal Robina Corp	145,245
315,000	Vista Land & Lifescapes Inc	42,433

	Total Philippines	3,671,232

	Poland — 2.2%
4,932	Asseco Poland SA	66,865
318	Bank Handlowy W Warszawie SA	8,986
354	Jastrzebska Spolka Weglowa SA	10,554
51,705	KGHM Polska Miedz SA	2,931,573
232	Powszechny Zaklad Ubezpieczen SA	29,368
74,262	Tauron Polska Energia SA	102,726
50,604	Telekomunikacja Polska SA	107,853

	Total Poland	3,257,925

See accompanying notes to the financial statements.	7

Emerging Countries Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Shares	Description	Value ($)

	Russia — 11.5%
3,981	Eurasia Drilling Co Ltd GDR	151,815
6,614	Gazprom Neft JSC Sponsored ADR	149,850
44,716	Gazprom Neft-Class S	200,870
590,493	Gazprom OAO Sponsored ADR	5,243,110
46,022	KamAZ *	61,102
55,283	Lukoil OAO Sponsored ADR	3,568,289
1,806	Magnit OJSC	336,666
876	Magnit OJSC GDR	37,051
6,890	Mechel Sponsored ADR	37,826
5,103	MMC Norilsk Nickel JSC ADR	90,013
16,393	Moscow Exchange MICEX-RTS *	27,868
1,361	Novolipetsk Steel GDR (Registered Shares)	25,978
125,258	Rosneft OJSC GDR (Registered)	989,878
1,323	Rostelecom	5,305
247,049	Sberbank Sponsored ADR	3,394,756
128,849	Surgutneftegas Sponsored ADR	1,213,198
25,363	Tatneft Sponsored ADR	1,051,357
214,593	VTB Bank OJSC GDR (Registered Shares)	775,313

	Total Russia	17,360,245

	South Africa — 2.3%
6,087	ABAS Group Ltd	109,615
77,510	African Bank Investments Ltd	247,484
4,227	African Rainbow Minerals Ltd	89,503
1,087	AngloGold Ashanti Ltd	26,384
3,600	AngloGold Ashanti Ltd Sponsored ADR	87,264
8,662	Aveng Ltd	31,494
42,877	Cipla Medpro South Africa Ltd	45,506
11,634	Coronation Fund Managers Ltd	60,828
14,106	Exxaro Resources Ltd	268,071
5,574	FirstRand Ltd	19,028
5,727	Gold Fields Ltd	46,940
2,000	Gold Fields Ltd Sponsored ADR	16,580
62,725	Growthpoint Properties Ltd	190,426
1,349	Impala Platinum Holdings Ltd	20,746
6,914	JSE Ltd	52,244
5,291	Kumba Iron Ore Ltd	332,400
1,538	Mr Price Group Ltd	19,726
27,476	MTN Group Ltd	534,380
3,238	Naspers Ltd-N Shares	209,088
10,743	Netcare Ltd	23,813
9,535	Remgro Ltd	179,659
42,078	RMB Holdings Ltd	190,557
7,992	Sasol Ltd	339,916
1,300	Sasol Ltd Sponsored ADR	55,575
3,045	Shoprite Holdings Ltd	57,918
500	Sibanye Gold Ltd Sponsored ADR *	2,830
4,750	Sibanye Gold Ltd *	6,850

Shares	Description	Value ($)

	South Africa — (continued)
9,623	Steinhoff International Holdings Ltd	27,800
91,371	Telkom South Africa Ltd *	153,671
761	Tiger Brands Ltd	25,600
1,974	Vodacom Group Ltd	26,081
696	Wilson Bayly Holmes-Ovcon Ltd	11,950
2,850	Woolworths Holdings Ltd	20,402

	Total South Africa	3,530,329

	South Korea — 11.7%
1,156	Celltrion Inc	28,535
211	Cheil Industries Inc	17,144
17	CJ Corp	2,346
1,870	Daewoo Securities Co Ltd	20,992
11,652	DGB Financial Group Inc	174,779
5,444	GS Holdings	348,837
24,712	Hana Financial Group Inc	919,723
15,397	Hanwha Corp	494,999
1,350	Hyosung Corp	70,241
108	Hyundai Heavy Industries Co Ltd	21,285
1,280	Hyundai Hysco	42,596
2,128	Hyundai Mobis	612,446
4,432	Hyundai Motor Co	886,712
6,080	Hyundai Steel Co	474,464
654	Hyundai Wia Corp	95,423
53,165	Industrial Bank of Korea	640,644
8,987	INTOPS Co Ltd	264,750
2,060	Kangwon Land Inc	62,499
29,786	KB Financial Group Inc	1,078,460
1,700	KB Financial Group Inc ADR	60,231
24,763	Kia Motors Corp	1,270,803
86,870	Korea Exchange Bank	608,624
682	Korea Zinc Co Ltd	235,438
18,030	KT Corp	592,782
29,500	KT Corp Sponsored ADR	477,310
307	KT&G Corp	21,866
909	LG Chem Ltd	247,270
208	LG Electronics Inc	14,976
21,248	LG Uplus Corp *	166,432
28	Lotte Shopping Co Ltd	10,041
5,133	POSCO	1,671,759
777	POSCO ADR	62,696
47,580	Samho International Co Ltd *	93,686
359	Samsung Fire & Marine Insurance Co Ltd	75,551
1,659	Samsung Life Insurance Co Ltd	159,234
906	Samsung Electronics Co Ltd	1,283,240
23,827	Shinhan Financial Group Co Ltd	937,382
6,786	SK Innovation Co Ltd	1,107,536
125	SK Telecom Co Ltd	20,608
67,639	SK Telecom Co Ltd ADR	1,229,001
79,546	Woori Finance Holdings Co Ltd	961,752

	Total South Korea	17,565,093

8	See accompanying notes to the financial statements.

Emerging Countries Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Shares	Description	Value ($)

	Sri Lanka — 0.1%
54,301	Hatton National Bank Plc	62,779

	Switzerland — 0.0%
360	DKSH Holding AG *	28,527

	Taiwan — 4.8%
19,599	Asia Cement Corp	24,592
21,871	Asustek Computer Inc	267,891
696,000	AU Optronics Corp *	305,743
2,400	AU Optronics Corp Sponsored ADR *	10,416
3,000	Catcher Technology Co Ltd	13,752
48,900	Cheng Shin Rubber Industry Co Ltd	133,312
235,884	Chunghwa Telecom Co Ltd	734,806
1,199,577	Compal Electronics Inc	850,400
50,000	Delta Electronics Inc	188,254
19,760	Far Eastern Textile Co Ltd	22,109
226,581	Far EasTone Telecommunications Co Ltd	526,834
97,000	Fubon Financial Holding Co Ltd	131,980
196,600	Hon Hai Precision Industry Co Ltd	548,515
1,640	Largan Precision Co Ltd	44,712
230,669	Lite-On Technology Corp	357,696
3,793	Novatek Microelectronics Corp Ltd	16,024
21,000	Pou Chen Corp	21,474
140,100	Powertech Technology Inc	205,921
830,200	ProMOS Technologies Inc * (a)	—
272,715	Quanta Computer Inc	590,063
71,000	Sinopac Holdings Co	32,668
875,898	Taishin Financial Holding Co Ltd	360,644
167,928	Taiwan Mobile Co Ltd	588,746
87,660	Taiwan Semiconductor Manufacturing Co Ltd	309,903
3,973	TPK Holding Co Ltd	76,704
289,000	United Microelectronics Corp	108,941
20,400	United Microelectronics Corp Sponsored ADR	37,740
676,664	Wistron Corp	757,845

	Total Taiwan	7,267,685

	Thailand — 4.4%
135,290	Advanced Info Service Pcl(Foreign Registered)	940,565
11,497	Airports of Thailand Pcl (Foreign Registered)	45,514
102,688	Asian Property Development Pcl (Foreign Registered)	35,504
151,000	Bangkok Dusit Medical Service Pcl (Foreign Registered)	754,998
223,000	Bank of Ayudhya Pcl (Foreign Registered) (a)	265,350
16,500	Bank of Ayudhya Pcl NVDR	19,081
37,250	Banpu Pcl (Foreign Registered)	489,565
14,200	BEC World Pcl (Foreign Registered)	32,049

Shares	Description	Value ($)

	Thailand — (continued)
249,500	Charoen Pokphand Foods Pcl (Foreign Registered)	272,192
95,800	Electricity Generating Pcl (Foreign Registered)	489,205
404,500	Hemaraj Land and Development Pcl (Foreign Registered) (a)	57,304
151,400	Hemaraj Land and Development Pcl NVDR	21,584
74,020	Home Product Center Pcl (Foreign Registered)	40,796
437,800	Jasmine International Pcl (Foreign Registered)	99,333
47,110	Kasikornbank Pcl (Foreign Registered) (a)	344,980
33,900	Kasikornbank Pcl NVDR	241,413
13,327	PTT Exploration & Production Pcl (Foreign Registered)	70,616
136,822	PTT Pcl (Foreign Registered)	1,609,911
63,580	Ratchaburi Electricity Generating Holding Pcl (Foreign Registered) (a)	130,453
38,200	Shin Corp Pcl (Foreign Registered) (a)	87,956
5,739	Siam Cement Pcl (Foreign Registered) (a)	91,718
17,200	Siam Cement Pcl NVDR	267,953
46,800	Thai Oil Pcl (Foreign Registered)	110,019
173,000	Thai Tap Water Supply Pcl (Foreign Registered)	61,725
20,250	Total Access Communication Pcl (Foreign Registered) (a)	57,742

	Total Thailand	6,637,526

	Turkey — 2.2%
2,391	Anadolu Efes Biracilik ve Malt Sanayii AS	35,855
41,219	Arcelik AS	261,569
1,064	BIM Birlesik Magazalar AS	50,405
4,266	Bizim Toptan Satis Magazalari AS	64,591
27,459	Dogus Otomotiv Servis ve Ticaret AS	139,445
63,902	Eregli Demir ve Celik Fabrikalari TAS	82,407
12,773	Haci Omer Sabanci Holding AS	69,518
11,385	KOC Holding AS	59,876
67	Koza Altin Isletmeleri AS	1,585
10,730	Tupras-Turkiye Petrol Rafineriler AS	301,142
724	Turk Hava Yollari Anonim Ortakligi *	3,002
87,570	Turk Telekomunikasyon AS	361,085
1,590	Turk Traktor ve Ziraat Makineleri AS	52,148
37,746	Turkcell Iletisim Hizmet AS *	250,488
126,339	Turkiye Garanti Bankasi AS	604,217
61,318	Turkiye IS Bankasi-Class C	218,838
122,849	Turkiye Vakiflar Bankasi TAO-Class D	377,137
29,915	Turkiye Halk Bankasi AS	295,472
34,251	Yapi ve Kredi Bankasi AS *	96,763

	Total Turkey	3,325,543

See accompanying notes to the financial statements.	9

Emerging Countries Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Shares	Description	Value ($)

	United Kingdom — 0.4%
145	British American Tobacco Plc	7,543
500	British American Tobacco Plc Sponsored ADR	52,140
1,589	Globaltrans Investment Plc Sponsored GDR	25,366
14,335	Unilever Plc	570,871

	Total United Kingdom	655,920

	United States — 0.4%
2,300	Colgate-Palmolive Co.	263,189
1,500	Tupperware Brands Corp.	117,345
2,700	Yum! Brands, Inc.	176,796

	Total United States	557,330

	TOTAL COMMON STOCKS (COST $131,484,225)	133,255,789

	PREFERRED STOCKS — 9.4%

	Brazil — 6.9%
49,549	Banco Bradesco SA 0.21%	884,142
28,300	Banco do Estado do Rio Grande do Sul SA-Class B 1.08%	258,780
63,211	Bradespar SA 4.97%	927,695
2,900	Braskem SA Sponsored ADR 3.86%	43,645
4,100	Braskem SA-Class A 4.24%	30,200
1,000	Centrais Eletricas Brasileiras SA ADR 12.60%	6,520
21,900	Centrais Eletricas Brasileiras SA-Class B 13.87%	138,742
1,700	Cia Energetica de Minas Gerais Sponsored ADR 6.58%	20,123
1,200	Companhia de Bebidas das Americas 2.15%	53,228
5,400	Companhia de Bebidas das Americas ADR 2.11%	239,652
3,800	Companhia Energetica de Minas Gerais Sponsored ADR 6.58%	45,220
9,600	Eletropaulo Metropolitana SA 0.03%	57,957
36,400	Gerdau SA Sponsored ADR 0.50%	302,848
7,600	Itau Unibanco Holding SA 0.51%	134,653
87,149	Itau Unibanco Holding SA ADR 0.52%	1,539,051
153,479	Itausa-Investimentos Itau SA 0.58%	802,520
37,600	Klabin SA 2.05%	252,832
50,300	Metalurgica Gerdau SA 0.39%	532,376
25,590	Petroleo Brasileiro SA Sponsored ADR 0.72%	428,121
8,300	Randon Participacoes SA 1.36%	49,480
15,100	Suzano Papel e Celulose SA *	50,730
195	Telefonica Brasil SA 5.83%	5,137
1,671	Telefonica Brasil SA ADR 5.79%	44,047
700	Ultrapar Participacoes SA Sponsored ADR 2.34%	18,193

Shares / Par Value ($)	Description	Value ($)
	Brazil — (continued)
37,000	Usinas Siderrurgicas de Minas Gerais SA 0.90%	183,187
46,300	Vale SA 1.86%	854,938
136,145	Vale SA Sponsored ADR 1.80%	2,500,984

	Total Brazil	10,405,001

	Russia — 2.0%
1,760,216	Surgutneftegaz OJSC *	1,292,192
771	Transneft 1.01%	1,728,931

	Total Russia	3,021,123

	South Korea — 0.5%
3,120	Hyundai Motor Co 2.57%	223,702
745	Samsung Electronics Co Ltd (Non-Voting) 0.91%	602,387

	Total South Korea	826,089

	TOTAL PREFERRED STOCKS (COST $13,981,179)	14,252,213

	INVESTMENT FUNDS — 1.0%

	United States — 1.0%
5,731	Vanguard Emerging Markets ETF	249,184
28,014	iShares MSCI Emerging Markets Index Fund	1,210,485

	TOTAL INVESTMENT FUNDS (COST $1,462,421)	1,459,669

	RIGHTS/WARRANTS — 0.0%

	Brazil — 0.0%
1	Cia de Bebidas das Americas, Expires 03/06/2013 *	—
6	Cia de Bebidas das Americas, Expires 03/06/2013 *	—

	TOTAL RIGHTS/WARRANTS (COST $1)	—

	MUTUAL FUNDS — 0.8%

	United States — 0.8%
	Affiliated Issuers
48,162	GMO U.S. Treasury Fund	1,204,052

	TOTAL MUTUAL FUNDS (COST $1,204,052)	1,204,052

10	See accompanying notes to the financial statements.

Emerging Countries Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2013

Shares / Par Value ($)		Description	Value ($)
		SHORT-TERM INVESTMENTS — 0.3%

		Time Deposits — 0.3%
ZAR	8,656	Brown Brothers Harriman (Grand Cayman) Time Deposit, 4.20%, due 03/01/13	961
USD	200,000	Deustche Bank (Frankfurt) Time Deposit, 0.08%, due 03/01/13	200,000
USD	130,604	Royal Bank of Canada (Toronto) Time Deposit, 0.08%, due 03/01/13	130,604
USD	200,000	Societe Generale (Paris) Time Deposit, 0.08%, due 03/01/13	200,000

		Total Time Deposits (COST $531,565)	531,565

		TOTAL SHORT-TERM INVESTMENTS (COST $531,565)	531,565

		TOTAL INVESTMENTS — 99.9% (Cost $148,663,443)	150,703,288
		Other Assets and Liabilities (net) — 0.1%	91,900

		TOTAL NET ASSETS — 100.0%	$150,795,188

Notes to Schedule of Investments:

*	Non-income producing security.

(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 35.

See accompanying notes to the financial statements.	11

Emerging Domestic Opportunities Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Emerging Markets Division at Grantham, Mayo, Van Otterloo  & Co. LLC.

Management Discussion and Analysis of Fund Performance

Although GMO Emerging Domestic Opportunities Fund does not seek to control risk relative to any securities market index or benchmark, a discussion of the Fund’s performance relative to the MSCI Emerging Markets Index is included for comparative purposes. Please note that, in GMO’s view, only approximately half of the stocks in the MSCI Emerging Markets Index are stocks that GMO considers to be suitable investments for the Fund.

Class II shares of GMO Emerging Domestic Opportunities Fund returned +16.5% for the fiscal period ended February 28, 2013, as compared with +0.3% for the MSCI Emerging Markets Index.

Country/Sector selection added 13.8% to the Fund’s relative returns for the fiscal year. The Fund’s overweight to Philippines Financials and Belgium Consumer Staples added to relative performance. The Fund’s underweight to Korea Information Technology, China Financials, and Brazil Financials detracted from relative performance.

Stock selection added 2.4% to relative returns for the fiscal year. A position in Philippine Financials name GT Capital Holdings, Inc. contributed positively during the fiscal year. Korean Information Technology stock Samsung Electronics Co. was the largest issue-specific detractor from performance for the period.

Because some of the securities and instruments held directly or indirectly by the Fund had positive fair value adjustments during the fiscal year (and the performance of indices are not fair valued), the Fund’s absolute and relative performance is better than it otherwise would have been.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

12

Emerging Domestic Opportunities Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO Emerging Domestic Opportunities Class II Shares and the

MSCI Emerging Markets Index

As of February 28, 2013

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .80% on the purchase and .80% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

*	For the period from March 1, 2011 to March 24, 2011, no Class II shares were outstanding. Performance for that period is that of Class V, which has lower expenses. Therefore, the performance shown is higher than it would have been if Class III expenses had been applied throughout.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

13

Emerging Domestic Opportunities Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2013 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	91.6%
Mutual Funds	3.0
Investment Funds	2.7
Short-Term Investments	1.0
Preferred Stocks	0.4
Debt Obligations	0.3
Other	1.0

100.0%

Country Summary*	% of Investments
Thailand	14.4%
United Kingdom^	14.3
China	11.0
Philippines	9.9
United States^	7.5
Turkey	7.3
Mexico	6.6
Indonesia	5.1
India	4.7
Brazil	4.3
Panama	2.9
Russia	2.9
South Africa	2.8
Malaysia	1.5
Peru	1.5
France^	1.4
Nigeria	0.8
Belgium^	0.7
Switzerland	0.4

100.0%

*	The table above shows country exposure in the Fund. The table excludes short-term investments. The table excludes exposure through forward currency contracts and includes exposure through other derivative financial instruments, if any. The table takes into account the market value of securities and options and the notional amounts of swap agreements and other derivative financial instruments, if any.

^	Includes companies that derive more than 50% of their revenues or profits from emerging markets.

Industry Group Summary	% of Equity Investments**
Banks	22.3%
Food, Beverage & Tobacco	12.5
Telecommunication Services	7.0
Diversified Financials	6.8
Food & Staples Retailing	5.1
Transportation	5.0
Media	4.4
Consumer Services	4.2
Household & Personal Products	4.2
Materials	4.0
Retailing	3.9
Real Estate	3.0
Automobiles & Components	2.8
Utilities	2.8
Capital Goods	2.7
Health Care Equipment & Services	2.2
Consumer Durables & Apparel	1.6
Commercial & Professional Services	1.5
Energy	1.4
Pharmaceuticals, Biotechnology & Life Sciences	1.2
Software & Services	0.8
Technology Hardware & Equipment	0.6

100.0%

**	Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks. This table excludes exposure to derivative contracts and ETF’s, if any. For a summary of derivative contract exposure, if any, see the summary of outstanding financial instruments section of the Schedule of Investments.

14

Emerging Domestic Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2013

Shares	Description	Value ($)

	COMMON STOCKS — 91.6%

	Belgium — 0.6%
109,184	Anheuser-Busch InBev NV	10,232,166

	Brazil — 3.6%
1,113,500	Localiza Rent a Car SA	21,117,909
396,300	LPS Brasil Consultoria de Imoveis SA	7,167,596
883,900	Multiplus SA	16,455,348
1,205,500	Qualicorp SA *	13,477,678

	Total Brazil	58,218,531

	China — 10.1%
138,100	Baidu Inc Sponsored ADR *	12,533,956
10,894,000	Brilliance China Automotive Holdings Ltd *	15,013,042
1,357,900	China Mobile Ltd	14,910,933
78,100	China Mobile Ltd Sponsored ADR	4,279,880
6,624,700	Chow Tai Fook Jewellery Group Ltd	9,683,134
10,700,000	Datang International Power Generation Co Ltd	4,628,618
4,818,000	Dongfeng Motor Group Co Ltd-Class H	7,046,568
2,197,000	Galaxy Entertainment Group Ltd *	9,205,006
5,065,500	Great Wall Motor Co Ltd-Class H	19,832,538
10,194,000	Jiangsu Expressway Co Ltd	10,280,172
9,534,000	Kunlun Energy Co Ltd	19,796,565
7,734,000	Lenovo Group Ltd	8,604,530
709,200	New Oriental Education & Technology Group Inc Sponsored ADR	10,779,840
1,911,200	Sands China Ltd	9,052,040
6,747,900	Sun Art Retail Group Ltd	9,393,525

	Total China	165,040,347

	France — 1.3%
84,903	Casino Guichard-Perrachon SA	8,521,942
88,257	L’Oreal SA	13,166,014

	Total France	21,687,956

	India — 4.0%
484,238	Apollo Hospitals Enterprise Ltd	7,326,914
512,606	Cadila Healthcare Ltd	7,124,397
227,148	Colgate-Palmolive India Ltd	5,413,983
694,115	Dewan Housing Finance Corp Ltd	2,124,922
871,369	IndusInd Bank Ltd	6,609,801
1,538,727	Kajaria Ceramics Ltd	5,572,962
558,339	Lupin Ltd	6,022,213
10,828,213	Manappuram Finance Ltd	6,907,528
85,479	Shree Cement Ltd	6,807,817
1,500,883	Sun TV Network Ltd	11,303,498

	Total India	65,214,035

Shares	Description	Value ($)

	Indonesia — 4.7%
192,253,140	ACE Hardware Indonesia Tbk PT	14,521,150
19,556,850	Bank Mandiri Persero Tbk PT	20,308,752
14,261,850	Global Mediacom Tbk PT	3,391,249
17,277,000	Media Nusantara Citra Tbk PT	5,270,083
16,328,200	Semen Gresik Persero Tbk PT	29,294,284
6,102,000	Sumber Alfaria Trijaya Tbk PT	3,895,236

	Total Indonesia	76,680,754

	Malaysia — 1.4%
4,954,200	AMMB Holdings Berhad	10,129,751
2,660,035	Hong Leong Bank Berhad	12,537,035

	Total Malaysia	22,666,786

	Mexico — 6.1%
2,504,800	Fibra Uno Administracion SA de CV (REIT)	7,764,859
164,770	First Cash Financial Services Inc *	8,717,981
1,504,700	Grupo Financiero Banorte SAB de CV-Class O	11,127,982
2,435,100	Grupo Financiero Santander Mexico SAB de CV *	36,331,692
543,700	Grupo Televisa SAB Sponsored ADR	14,587,471
1,211,700	Grupo Televisa SAB-Series CPO	6,508,193
972,700	Kimberly-Clark de Mexico SAB de CV-Series A	3,077,849
3,426,500	Wal-Mart de Mexico SAB de CV-Class V	10,737,550

	Total Mexico	98,853,577

	Nigeria — 0.7%
2,143,421	Nestle Nigeria Plc	11,976,784

	Panama — 2.7%
422,700	Copa Holdings SA-Class A	44,138,334

	Peru — 1.4%
154,100	Credicorp Ltd	23,111,918

	Philippines — 9.2%
9,697,304	BDO Unibank Inc *	23,598,641
20,817,950	First Gen Corp *	13,463,022
19,018,800	GMA Holdings Inc	4,682,543
3,010,120	GT Capital Holdings Inc	55,530,251
4,259,760	Metropolitan Bank & Trust	11,937,516
107,924	Philippine Long Distance Telephone Co	7,745,800
34,750	Philippine Long Distance Telephone Co Sponsored ADR	2,479,412
2,114,380	Philippine National Bank *	5,395,461
19,082,900	Philweb Corp	6,795,575

See accompanying notes to the financial statements.	15

Emerging Domestic Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Shares	Description	Value ($)

	Philippines — (continued)
15,675,297	Puregold Price Club Inc	15,954,787
252,210	Semirara Mining Corp	1,477,276

	Total Philippines	149,060,284

	Russia — 2.7%
557,300	CTC Media Inc	5,405,810
38,100	Magnit OJSC	7,102,420
99,561	Magnit OJSC Sponsored GDR	4,210,971
3,053,777	Moscow Exchange MICEX-RTS *	5,191,421
1,418,697	Sberbank Sponsored ADR	19,494,635
660,697	Sberbank-Class S	2,250,365

	Total Russia	43,655,622

	South Africa — 2.6%
4,455,200	Cipla Medpro South Africa Ltd	4,728,410
1,743,633	Coronation Fund Managers Ltd	9,116,529
3,234,202	Growthpoint Properties Ltd	9,818,650
917,269	JSE Ltd	6,931,074
227,194	Mr Price Group Ltd	2,913,870
96,074	Naspers Ltd-N Shares	6,203,816
388,265	Woolworths Holdings Ltd	2,779,386

	Total South Africa	42,491,735

	Switzerland — 0.3%
69,240	DKSH Holding AG *	5,486,710

	Thailand — 13.3%
6,030,600	Advanced Info Service Pcl(Foreign Registered)	41,926,028
2,582,275	Bangkok Dusit Medical Service Pcl (Foreign Registered)	12,911,339
7,091,100	Bank of Ayudhya Pcl (Foreign Registered) (a)	8,437,769
481,800	Bank of Ayudhya Pcl NVDR	557,149
5,691,600	Charoen Pokphand Foods Pcl (Foreign Registered)	6,209,246
1,765,200	Electricity Generating Pcl (Foreign Registered)	9,014,043
74,687,800	Hemaraj Land and Development Pcl (Foreign Registered) (a)	10,580,786
10,126,000	Hemaraj Land and Development Pcl NVDR	1,443,598
12,464,243	Home Product Center Pcl (Foreign Registered)	6,869,714
93,200	Home Product Center Pcl NVDR	51,367
52,784,400	Jasmine International Pcl (Foreign Registered)	11,976,292
3,804,305	Kasikornbank Pcl NVDR	27,091,666
6,055,800	Ratchaburi Electricity Generating Holding Pcl (Foreign Registered) (a)	12,425,251
796,538	Ratchaburi Electricity Generating Holding Pcl NVDR	1,680,972

Shares	Description	Value ($)

	Thailand — (continued)
51,534,100	Sansiri Pcl	8,661,193
184,400	Shin Corp Pcl	440,691
5,685,900	Shin Corp Pcl (Foreign Registered) (a)	13,091,904
1,529,800	Siam Cement Pcl NVDR	23,832,266
2,059,000	Thanachart Capital Pcl	3,114,454
3,015,300	Total Access Communication Pcl NVDR	8,622,640
1,923,650	VGI Global Media Pcl (Foreign Registered)	7,953,242

	Total Thailand	216,891,610

	Turkey — 6.7%
132,686	BIM Birlesik Magazalar AS	6,285,707
683,444	Bizim Toptan Satis Magazalari AS	10,347,972
4,273,999	Dogus Otomotiv Servis ve Ticaret AS	21,704,637
225,506	Turk Traktor ve Ziraat Makineleri AS	7,396,104
7,760,437	Turkiye Garanti Bankasi AS	37,114,315
3,554,555	Turkiye Vakiflar Bankasi TAO-Class D	10,912,224
1,553,582	Turkiye Halk Bankasi AS	15,344,800

	Total Turkey	109,105,759

	United Kingdom — 13.3%
288,805	British American Tobacco Plc	15,024,621
1,653,254	Diageo Plc	49,574,751
5,082,263	HSBC Holdings Plc	56,289,479
2,384,129	Unilever Plc	94,944,457

	Total United Kingdom	215,833,308

	United States — 6.9%
357,400	Colgate-Palmolive Co.	40,897,282
180,300	Cummins, Inc.	20,891,361
295,800	Tupperware Brands Corp.	23,140,434
423,700	Yum! Brands, Inc.	27,743,876

	Total United States	112,672,953

	TOTAL COMMON STOCKS (COST $1,323,749,356)	1,493,019,169

	PREFERRED STOCKS — 0.4%

	Brazil — 0.4%
1,134,300	Randon Participacoes SA 1.36%	6,762,019

	TOTAL PREFERRED STOCKS (COST $6,605,393)	6,762,019

16	See accompanying notes to the financial statements.

Emerging Domestic Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Shares / Par Value ($)		Description	Value ($)

		INVESTMENT FUNDS — 2.7%

		Thailand — 0.3%
	10,345,800	CPN Commercial Growth Leasehold Property Fund	5,029,383

		United States — 2.4%
	339,767	Vanguard Emerging Markets ETF	14,773,069
	558,006	iShares MSCI Emerging Markets Index Fund	24,111,439

		Total United States	38,884,508

		TOTAL INVESTMENT FUNDS (COST $43,536,151)	43,913,891

		DEBT OBLIGATIONS — 0.3%

		India — 0.3%
	4,750,000	Jaiprakash Associates Ltd, 5.75%, due 09/08/17	4,799,592

		TOTAL DEBT OBLIGATIONS (COST $5,358,893)	4,799,592

		MUTUAL FUNDS — 3.0%

		United States — 3.0%
		Affiliated Issuers
	1,960,154	GMO U.S. Treasury Fund	49,003,861

		TOTAL MUTUAL FUNDS (COST $49,003,861)	49,003,861

		SHORT-TERM INVESTMENTS — 1.0%

		Time Deposits — 1.0%
USD	1,800,000	Bank of America (Charlotte) Time Deposit, 0.08%, due 03/01/13	1,800,000
USD	1,800,000	Bank of Montreal Time Deposit, 0.08%, due 03/01/13	1,800,000
USD	1,800,000	Bank of Nova Scotia (Toronto) Time Deposit, 0.08%, due 03/01/13	1,800,000
GBP	20	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.07%, due 03/01/13	30
USD	2,124,336	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.08%, due 03/01/13	2,124,336
ZAR	2,603	Brown Brothers Harriman (Grand Cayman) Time Deposit, 4.20%, due 03/01/13	289
USD	1,800,000	Citibank (New York) Time Deposit, 0.08%, due 03/01/13	1,800,000
USD	1,800,000	Deustche Bank (Frankfurt) Time Deposit, 0.08%, due 03/01/13	1,800,000

Par Value ($)		Description	Value ($)
		Time Deposits — (continued)
USD	1,800,000	DnB Nor Bank (Oslo) Time Deposit, 0.08%, due 03/01/13	1,800,000
HKD	1,210,824	JPMorgan Chase (New York) Time Deposit, 0.01%, due 03/01/13	156,123
USD	1,643,862	JPMorgan Chase (New York) Time Deposit, 0.08%, due 03/01/13	1,643,862
USD	1,800,000	Royal Bank of Canada (Toronto) Time Deposit, 0.08%, due 03/01/13	1,800,000

		Total Time Deposits	16,524,640

		TOTAL SHORT-TERM INVESTMENTS (COST $16,524,640)	16,524,640

		TOTAL INVESTMENTS — 99.0% (Cost $1,444,778,294)	1,614,023,172
		Other Assets and Liabilities (net) — 1.0%	15,688,665

		TOTAL NET ASSETS — 100.0%	$1,629,711,837

Notes to Schedule of Investments:

*	Non-income producing security.

(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 35.

See accompanying notes to the financial statements.	17

Emerging Markets Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Emerging Markets Division at Grantham, Mayo, Van Otterloo  & Co. LLC.

Management Discussion and Analysis of Fund Performance

Class III shares of GMO Emerging Markets Fund returned -1.0% for the fiscal year ended February 28, 2013, as compared with +1.2% for the S&P/IFCI (Investable) Composite Index.

Country/Sector selection detracted 1.5% from the Fund’s relative returns for the fiscal year. The Fund’s overweights in Russian Energy and Brazilian Materials and underweight in Korean Information Technology detracted from relative performance. The Fund’s underweight in South African Materials and overweight in Polish Materials helped relative performance.

Stock selection detracted 0.7% from relative returns during the fiscal year. In particular, the Fund’s stock selections in Taiwan Information Technology and Brazilian Utilities detracted from relative performance.

Because some of the securities and instruments held directly or indirectly by the Fund had positive fair value adjustments during the fiscal year (and the performance of indices are not fair valued), the Fund’s absolute and relative performance is better than it otherwise would have been.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

18

Emerging Markets Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $50,000,000 Investment in

GMO Emerging Markets Fund Class III Shares and the S&P/IFCI Composite Index

As of February 28, 2013

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .80% on the purchase and .80% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited. Performance for classes may vary due to different fees.

*	For the period from January 9, 1998 to August 12, 2009, no Class II shares were outstanding. Performance for that period is that of Class III shares, which have been adjusted downward to reflect Class II’s higher gross expenses (Class II’s expenses during these periods were calculated by adjusting Class III’s gross expenses during such periods upward by the current differential between the gross shareholder service fees for Class II and Class III shares).

**	For the period from October 26, 2004 to February 11, 2005, no Class V shares were outstanding. Performance for that period is that of Class IV shares, which have higher expenses. Therefore, the performance shown is lower than it would have been if Class V shares had been outstanding.

19

Emerging Markets Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2013 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	87.8%
Preferred Stocks	9.6
Investment Funds	1.8
Mutual Funds	0.4
Short-Term Investments	0.1
Rights/Warrants	0.0	^
Swap Agreements	0.0	^
Other	0.3

	100.0%

Country Summary*	% of Investments
China	21.4%
Brazil	14.1
Russia	13.7
South Korea	12.2
Indonesia	6.3
Thailand	4.9
Taiwan	4.8
India	3.9
Mexico	3.0
Turkey	2.8
Philippines	2.6
South Africa	2.4
Poland	2.1
Czech Republic	1.5
Egypt	1.3
Peru	1.2
United Kingdom***	0.4
Chile	0.3
Malaysia	0.3
Panama	0.3
Hungary	0.2
Kazakhstan	0.2
Morocco	0.1
France	0.0	^
Nigeria	0.0	^
Sri Lanka	0.0	^
Switzerland	0.0	^
United States***	0.0	^

	100.0%

^	Rounds to 0.0%.

*	The table shows country exposure in the Fund. The table excludes short-term investments. The table includes exposure through Forward currency contracts and includes exposure through other derivative financial instruments, if any. The table takes into account the market value of securities and options and the notional amounts of swap agreements and other derivative financial instruments, if any.

***	Includes companies that derive more than 50% of their revenues or profits from emerging markets.

Industry Group Summary	% of Equity Investments**
Banks	24.0%
Energy	17.8
Telecommunication Services	13.8
Materials	13.5
Automobiles & Components	5.1
Software & Services	3.2
Utilities	3.0
Technology Hardware & Equipment	2.7
Real Estate	2.4
Capital Goods	2.4
Diversified Financials	2.0
Semiconductors & Semiconductor Equipment	1.9
Food, Beverage & Tobacco	1.4
Food & Staples Retailing	1.1
Media	1.1
Transportation	0.8
Health Care Equipment & Services	0.7
Retailing	0.7
Insurance	0.6
Consumer Durables & Apparel	0.5
Pharmaceuticals, Biotechnology & Life Sciences	0.5
Consumer Services	0.3
Commercial & Professional Services	0.3
Household & Personal Products	0.2

100.0%

**	Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks. This table excludes exposure to derivative contracts and ETF’s, if any. For a summary of derivative contract exposure, if any, see the summary of outstanding financial instruments section of the Schedule of Investments.

20

Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2013

Shares	Description	Value ($)

	COMMON STOCKS — 87.8%

	Brazil — 6.9%
14,808,700	Banco do Brasil SA	197,060,300
1,324,200	Banco Santander Brasil SA	9,620,085
6,881,623	Banco Santander Brasil SA ADR	50,304,664
1,380,555	BM&FBOVESPA SA	9,352,957
584,900	BR Malls Participacoes SA	7,564,636
206,300	Brasil Brokers Participacoes SA	745,198
2,084,470	Centrais Eletricas Brasileiras SA Sponsored ADR	7,274,800
6,200	Cia de Bebidas das Americas ADR	274,350
48,002	Cia de Saneamento Basico do Estado de Sao Paulo *	2,327,348
3,931,760	Cielo SA	118,048,144
92,260	Companhia de Bebidas das Americas	4,068,594
96,600	Companhia de Saneamento de Minas Gerais-Copasa MG	2,503,577
694,300	Duratex SA	5,805,125
1,354,392	Electrobras (Centro)	4,755,494
442,900	Fleury SA	4,922,603
3,295,965	Gerdau SA	24,061,177
213,000	Grupo BTG Pactual	3,915,868
102,623	JBS SA *	355,660
442,200	Localiza Rent a Car SA	8,386,475
154,100	LPS Brasil Consultoria de Imoveis SA	2,787,097
372,000	Multiplan Empreendimentos Imobiliarios SA	10,646,560
1,188,000	Multiplus SA	22,116,702
1,036,990	Petroleo Brasileiro SA (Petrobras) ADR	15,212,643
1,549,200	Qualicorp SA *	17,320,297
1,588,200	Rossi Residencial SA	2,816,299
39,900	Ultrapar Participacoes SA	1,034,086
2,405,600	Vale SA	45,939,012
8,560,600	Vale SA Sponsored ADR	162,565,794

	Total Brazil	741,785,545

	Chile — 0.3%
824,353	Empresa National de Telecomunicaciones SA	17,375,897
1,509,198	Empresas CMPC SA	5,838,969
450,593	Empresas COPEC SA	7,001,815

	Total Chile	30,216,681

	China — 20.8%
11,822,000	Agile Property Holdings Ltd	15,186,232
74,736,000	Agricultural Bank of China Ltd-Class H	38,483,046
196,681	Baidu Inc Sponsored ADR *	17,850,768
284,765,720	Bank of China Ltd-Class H	134,598,507
21,517,203	Bank of Communications Co Ltd-Class A	17,361,612

Shares	Description	Value ($)

	China — (continued)
23,294,597	Bank of Communications Co Ltd-Class H	18,412,749
6,474,000	Brilliance China Automotive Holdings Ltd *	8,921,832
54,075,390	China CITIC Bank Corp-Class H	34,508,244
21,466,700	China Coal Energy Co Ltd-Class H	21,172,414
43,632,150	China Communications Construction Co Ltd-Class H	41,257,439
40,695,700	China Communications Services Corp Ltd-Class H	25,241,146
17,969,856	China Construction Bank-Class A	13,648,965
220,481,606	China Construction Bank-Class H	181,634,047
14,750,000	China Eastern Airlines Corp Ltd-Class H *	6,309,320
11,303,000	China Everbright International Ltd	7,516,058
12,694,000	China Everbright Ltd	23,349,169
2,324,988	China Life Insurance Co Ltd-Class A	7,058,437
8,779,000	China Merchants Bank Co Ltd-Class H	19,008,971
24,875,000	China Minsheng Banking Corp Ltd	34,449,848
29,842,737	China Mobile Ltd	327,699,418
726,600	China Mobile Ltd Sponsored ADR	39,817,680
16,768,000	China National Building Material Co Ltd-Class H	25,548,460
952,680	China Ocean Resources Co Ltd *	3,233,520
4,348,249	China Oilfield Services Ltd-Class H	9,227,586
14,702,400	China Overseas Land & Investment Ltd	44,646,967
3,288,927	China Pacific Insurance Group Co Ltd-Class A	10,680,206
78,897,351	China Petroleum & Chemical Corp-Class H	89,586,327
1,063,000	China Railway Construction Corp Ltd-Class A	962,763
17,296,500	China Railway Construction Corp Ltd-Class H	18,109,192
58,087,000	China Railway Group Ltd-Class H	31,269,854
1,628,000	China Resources Land Ltd	4,762,451
5,558,942	China Shenhua Energy Co Ltd-Class A	20,511,161
5,791,500	China Shenhua Energy Co Ltd-Class H	21,902,969
16,056,000	China Southern Airlines Co Ltd-Class H	8,809,315
25,500	China Telecom Corp Ltd ADR	1,326,255
180,960,800	China Telecom Corp Ltd-Class H	93,768,849
14,317,200	China Unicom Hong Kong Ltd	20,847,585
668,700	China Unicom Hong Kong Ltd ADR	9,742,959
2,772,200	Chow Tai Fook Jewellery Group Ltd	4,052,045
18,278,500	Citic Pacific Ltd	27,987,625
610,994	CITIC Securities Co Ltd-Class A	1,437,289
45,466,000	CNOOC Ltd	88,976,076
33,420	CNOOC Ltd ADR	6,515,563
306,100	Ctrip.com International Ltd *	5,904,669
26,714,000	Datang International Power Generation Co Ltd	11,555,972
28,534,000	Dongfeng Motor Group Co Ltd-Class H	41,732,417
89,890,474	Evergrande Real Estate Group Ltd	43,892,574
360,000	Focus Media Holding Ltd ADR	9,075,600
1,749,000	Galaxy Entertainment Group Ltd *	7,327,972

See accompanying notes to the financial statements.	21

Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Shares	Description	Value ($)

	China — (continued)
12,560,000	Geely Automobile Holdings Ltd	6,873,664
6,089,000	Great Wall Motor Co Ltd-Class H	23,839,764
7,892,000	Guangzhou Automobile Group Co Ltd	6,558,526
2,266,040	Guangzhou R&F Properties Co Ltd-Class H	3,830,837
13,896,440	Hopson Development Holdings Ltd *	23,943,701
22,620,981	Industrial and Commercial Bank of China Ltd-Class A	15,345,237
281,036,037	Industrial and Commercial Bank of China Ltd-Class H	201,480,075
4,686,000	Jiangsu Expressway Co Ltd	4,725,612
1,717,120	Jiangxi Copper Co Ltd	4,100,920
5,807,526	Kunlun Energy Co Ltd	12,058,849
15,938,000	Lenovo Group Ltd	17,731,962
1,966,768	Longfor Properties	3,502,025
787,441	New Oriental Education & Technology Group Inc Sponsored ADR	11,969,103
7,681,200	Nine Dragons Paper Holdings Ltd	7,297,261
6,356,172	Peace Mark Holdings Ltd * (a) (b)	—
39,000	PetroChina Co Ltd ADR	5,342,220
20,233,121	PetroChina Co Ltd-Class H	27,729,929
8,864,800	PICC Property & Casualty Co Ltd-Class H	12,695,335
1,014,855	Ping An Insurance (Group) Co of China Ltd-Class A	7,671,485
20,853,780	Poly Property Group Co Ltd *	14,836,576
786,400	Sands China Ltd	3,724,636
15,137,300	Shimao Property Holdings Ltd	30,426,242
13,864,000	Skyworth Digital Holdings Ltd	9,312,412
18,580,000	Sun Art Retail Group Ltd	25,864,593
3,446,500	Sunac China Holdings Ltd	2,675,931
676,784	Weichai Power Co Ltd-Class A	2,777,765
3,517,458	Weichai Power Co Ltd-Class H	13,269,684
31,415,000	Yangzijiang Shipbuilding Holdings Ltd	24,387,517
38,800	Yanzhou Coal Mining Co Ltd Sponsored ADR	600,624
12,432,000	Yanzhou Coal Mining Co Ltd-Class H	19,130,582
1,558,000	Zhejiang Expressway Co Ltd-Class H	1,309,450
13,594,000	Zijin Mining Group Co Ltd-Class H	4,654,136

	Total China	2,246,546,776

	Czech Republic — 1.5%
2,989,676	CEZ AS	89,876,150
253,637	Komercni Banka AS	51,553,202
227,943	Pegas Nonwovens SA	6,144,292
8,800	Philip Morris CR AS	5,267,942
527,308	Telefonica 02 Czech Republic AS	8,711,942

	Total Czech Republic	161,553,528

Shares	Description	Value ($)

	Egypt — 1.3%
1,316,102	Alexandria Mineral Oils Co	12,921,251
7,019,888	Arab Cotton Ginning	4,039,094
3,904,471	Commercial International Bank	19,686,348
1,931,554	ElSwedy Electric Co	5,879,054
495,994	Orascom Construction Industries *	18,973,154
8,454,109	Orascom Telecom Holding SAE GDR (Registered Shares) *	26,676,315
70,851,946	Orascom Telecom Media And Technology Holding SAE	6,608,272
4,510,093	Orascom Telecom Media and Technology Holding SAE GDR	2,164,845
6,816,674	Sidi Kerir Petrochemicals Co	13,157,565
10,307,146	South Valley Cement *	6,233,278
9,293,540	Talaat Moustafa Group *	5,639,047
8,521,234	Telecom Egypt Co	17,355,018

	Total Egypt	139,333,241

	France — 0.0%
30,615	Casino Guichard-Perrachon SA	3,072,910

	Hungary — 0.2%
4,298,745	Magyar Telekom Telecommunications Plc	7,726,375
63,333	MOL Hungarian Oil and Gas Plc	4,864,127
377,527	OTP Bank Plc	7,812,311

	Total Hungary	20,402,813

	India — 3.7%
1,274,075	Aban Offshore Ltd	6,601,185
186,240	Apollo Hospitals Enterprise Ltd	2,817,962
2,572,350	Aurobindo Pharma Ltd	7,644,738
140,242	Bayer Cropscience Ltd	2,856,410
199,516	Cadila Healthcare Ltd	2,772,951
2,844,590	Cairn India Ltd	15,664,989
1,768,966	Canara Bank Ltd	13,716,086
763,605	Cipla Ltd	5,017,453
8,104	Coal India Ltd	46,577
202,169	Colgate-Palmolive India Ltd	4,818,619
4,942,840	Dena Bank (b)	8,274,454
915,384	GAIL India Ltd	5,592,475
406,496	Gitanjali Gems Ltd	4,386,125
141,424	Grasim Industries Ltd (b)	8,104,217
968,078	HCL Technologies Ltd	12,905,963
34,651	HDFC Bank Ltd	402,755
251,800	HDFC Bank Ltd ADR	9,580,990
6,943,235	Hexaware Technologies Ltd	10,936,218
2,692,003	Hindalco Industries Ltd	4,899,754
336,883	IndusInd Bank Ltd	2,555,438
229,041	Infosys Technologies Ltd	12,299,838

22	See accompanying notes to the financial statements.

Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Shares	Description	Value ($)

	India — (continued)
1,161,290	Infosys Technologies Ltd Sponsored ADR	62,628,370
46,295	Jyothy Laboratories Ltd	134,352
595,718	Kajaria Ceramics Ltd	2,157,571
942,938	Kiri Industries Ltd * (c)	121,874
720,617	Kotak Mahindra Bank Ltd	8,708,784
26,601	LIC Housing Finance Ltd	115,484
215,738	Lupin Ltd	2,326,938
4,758,878	Manappuram Finance Ltd	3,035,781
5,225	Maruti Suzuki India Ltd (b)	130,359
1,577,294	Mphasis Ltd	10,948,548
3,579,963	Oil & Natural Gas Corp Ltd	20,595,028
527,426	Punjab National Bank Ltd (b)	8,514,655
74,547	Reliance Power Ltd *	99,630
2,178,175	Rural Electrification Corp Ltd	9,142,187
21,169,112	Satyam Computer Services Ltd *	46,220,524
6,822,700	Sesa Goa Ltd	19,644,406
33,449	Shree Cement Ltd	2,663,984
4,494,731	Shree Renuka Sugars Ltd *	1,967,831
3,005,074	Sintex Industries Ltd	3,004,201
5,212,345	Sterlite Industries India Ltd	9,125,266
562,700	Sterlite Industries India Ltd ADR	3,967,035
588,739	Sun TV Network Ltd	4,433,930
743,996	Tata Consultancy Services Ltd	20,796,312
619	Tata Motors Ltd	3,315
101,689	Tech Mahindra Ltd *	1,954,686
1,586,212	Union Bank of India	6,188,245
16,761	United Spirits Ltd	568,134
2,681,061	Welspun Corp Ltd	2,847,506
1,377,033	Wipro Ltd	10,590,069

	Total India	404,530,202

	Indonesia — 6.1%
112,631,000	ACE Hardware Indonesia Tbk PT	8,507,178
242,881,500	Astra International Tbk PT	199,672,664
97,881,735	Bakrie Telecom Tbk PT *	506,281
2,100,000	Bank Central Asia Tbk PT	2,386,656
9,431,168	Bank Danamon Indonesia Tbk PT	6,141,320
68,865,202	Bank Mandiri Persero Tbk PT	71,512,862
7,737,000	Bank Negara Indonesia Persero Tbk PT	3,677,036
79,453,106	Bank Rakyat Indonesia Persero Tbk PT	77,549,450
26,530,485	Bhakti Investama Tbk PT	1,397,717
58,603,000	Gajah Tunggal Tbk PT	13,331,352
83,873,000	Global Mediacom Tbk PT	19,943,714
9,319,000	Harum Energy Tbk PT	5,293,080
7,356,550	Indofood Sukses Makmur Tbk PT	5,546,347
2,986,500	Indomobil Sukses Internasional Tbk PT	1,666,057

Shares	Description	Value ($)

	Indonesia — (continued)
165,711,500	Kalbe Farma Tbk PT	22,085,245
8,915,000	Matahari Putra Prima Tbk PT	1,642,571
71,604,525	Media Nusantara Citra Tbk PT	21,841,858
81,740,940	Perusahaan Gas Negara Persero Tbk PT	40,559,005
19,319,458	Semen Gresik Persero Tbk PT	34,660,874
2,485,478	Sumber Alfaria Trijaya Tbk PT	1,586,615
2,933,650	Tambang Batubara Bukit Asam Persero Tbk PT	4,581,926
69,689,000	Telekomunikasi Indonesia Persero Tbk PT	77,579,288
834,200	Telekomunikasi Indonesia Tbk PT Sponsored ADR	37,088,532
1,813,612	United Tractors Tbk PT	3,621,102

	Total Indonesia	662,378,730

	Kazakhstan — 0.2%
852,168	KazMunaiGas Exploration Production JSC GDR (Registered Shares)	16,593,509

	Malaysia — 0.3%
7,181,330	AMMB Holdings Berhad	14,683,518
2,701,236	Hong Leong Bank Berhad	12,731,220
21,796,227	Lion Industries Corp Berhad	6,632,217

	Total Malaysia	34,046,955

	Mexico — 2.9%
48,056,700	America Movil SAB de CV-Class L	50,223,187
6,111,500	America Movil SAB de CV-Class L ADR	127,669,235
2,932,146	Corporaction GEO SAB de CV-Series B *	2,469,384
975,700	Fibra Uno Administracion SA de CV (REIT)	3,024,662
64,400	First Cash Financial Services Inc *	3,407,404
621,400	Fomento Economico Mexicano SAB de CV	6,942,984
76,300	Fomento Economico Mexicano Sponsored ADR	8,525,762
1,142,300	Gruma SAB de CV-Series B *	4,027,051
1,157,800	Grupo Financiero Banorte SAB de CV-Class O	8,562,489
4,177,800	Grupo Financiero Santander Mexico SAB de CV *	62,332,776
383,600	Grupo Televisa SAB Sponsored ADR	10,291,988
1,425,200	Grupo Televisa SAB-Series CPO	7,654,928
361,300	Kimberly-Clark de Mexico SAB de CV-Series A	1,143,237
5,390,000	Wal-Mart de Mexico SAB de CV-Class V	16,890,529

	Total Mexico	313,165,616

See accompanying notes to the financial statements.	23

Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Shares	Description	Value ($)

	Morocco — 0.1%
714,416	Maroc Telecom	9,109,714

	Nigeria — 0.0%
842,759	Nestle Nigeria Plc	4,709,081

	Panama — 0.3%
328,362	Copa Holdings SA-Class A	34,287,560

	Peru — 1.2%
2,370,575	Compania de Minas Buenaventura SA ADR	60,734,131
153,910	Credicorp Ltd	23,083,422
1,054,300	Southern Copper Corp	39,841,997

	Total Peru	123,659,550

	Philippines — 2.5%
12,466,000	Alliance Global Group Inc	6,123,639
14,549,225	BDO Unibank Inc *	35,405,916
18,240,200	First Gen Corp *	11,795,984
14,611,500	GMA Holdings Inc	3,597,439
1,861,173	GT Capital Holdings Inc	34,334,646
89,320,098	Lopez Holding Corp	16,478,967
10,067,442	Metropolitan Bank & Trust	28,212,916
787,285	Philippine Long Distance Telephone Co	56,504,136
423,260	Philippine Long Distance Telephone Co Sponsored ADR	30,199,601
705,430	Philippine National Bank *	1,800,112
26,299,888	Puregold Price Club Inc	26,768,815
56,330	Semirara Mining Corp	329,943
8,869,600	Universal Robina Corp	20,671,746

	Total Philippines	272,223,860

	Poland — 2.1%
668,719	Asseco Poland SA	9,066,134
12,599,135	Boryszew SA *	1,821,668
3,468,640	KGHM Polska Miedz SA	196,665,160
150,821	Powszechna Kasa Oszczednosci Bank Polski SA	1,687,916
25,184	Powszechny Zaklad Ubezpieczen SA	3,187,902
1,522,977	Synthos SA	2,646,111
5,750,879	Tauron Polska Energia SA	7,955,124
1,346,763	Telekomunikacja Polska SA	2,870,377

	Total Poland	225,900,392

	Russia — 11.0%
7,736,666	Aeroflot-Russian Airlines	13,355,234
162,759	Bashneft OAO-Class S	11,062,399
417,600	CTC Media Inc	4,050,720
1,638,381	Gazprom Neft-Class S	7,359,824
533,553	Gazprom Neft JSC Sponsored ADR	12,088,458
42,033,648	Gazprom OAO Sponsored ADR	373,225,504
4,145,260	Lukoil OAO Sponsored ADR	267,559,421
111,110	Magnit OJSC	20,712,596

Shares	Description	Value ($)

	Russia — (continued)
254,381	Mechel Sponsored ADR	1,396,552
284,873	MMC Norilsk Nickel JSC ADR	5,024,951
1,174,508	Moscow Exchange MICEX-RTS *	1,996,664
58,586	Novolipetsk Steel GDR (Registered Shares)	1,118,243
10,546,512	Rosneft OJSC GDR (Registered)	83,346,015
298,677	Rostelecom	1,197,728
135,000	RUSIA Petroleum-Class S * (b)	1,350
13,712,374	Sberbank Sponsored ADR	188,424,816
8,041,663	Surgutneftegas Sponsored ADR	75,717,540
1,607,005	Tatneft Sponsored ADR	66,614,219
6,296,935	TNK-BP Holding-Class S	13,113,361
1,014,621	Volga Gas Plc *	1,457,582
11,819,432	VTB Bank OJSC GDR (Registered Shares)	42,702,981

	Total Russia	1,191,526,158

	South Africa — 2.3%
449,043	ABAS Group Ltd	8,086,394
1,210,275	African Bank Investments Ltd	3,864,322
102,231	AngloGold Ashanti Ltd	2,481,339
430,400	AngloGold Ashanti Ltd Sponsored ADR	10,432,896
178,255	Aspen Pharmacare Holdings Ltd	3,222,634
2,412,012	Cipla Medpro South Africa Ltd	2,559,926
682,688	Coronation Fund Managers Ltd	3,569,412
953,472	Exxaro Resources Ltd	18,119,827
1,383,899	FirstRand Ltd	4,724,278
393,014	Gold Fields Ltd	3,221,269
667,000	Gold Fields Ltd Sponsored ADR	5,529,430
3,511,404	Growthpoint Properties Ltd	10,660,203
3,283,380	Investec Ltd	23,286,940
356,605	JSE Ltd	2,694,581
294,775	Kumba Iron Ore Ltd	18,518,831
87,607	Mr Price Group Ltd	1,123,601
1,889,256	MTN Group Ltd	36,744,070
178,182	Naspers Ltd-N Shares	11,505,801
501,501	Remgro Ltd	9,449,309
953,562	RMB Holdings Ltd	4,318,370
603,036	Sasol Ltd	25,648,329
83,900	Sasol Ltd Sponsored ADR	3,586,725
131,749	Shoprite Holdings Ltd	2,505,961
293,916	Sibanye Gold Ltd *	423,867
166,750	Sibanye Gold Ltd Sponsored ADR *	943,805
1,232,701	Steinhoff International Holdings Ltd	3,561,113
6,386,596	Telkom South Africa Ltd *	10,741,218
87,427	Tiger Brands Ltd	2,941,077
726,198	Wilson Bayly Holmes-Ovcon Ltd	12,468,952
541,058	Woolworths Holdings Ltd	3,873,151

	Total South Africa	250,807,631

24	See accompanying notes to the financial statements.

Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Shares	Description	Value ($)

	South Korea — 11.2%
388,420	BS Financial Group Inc	5,609,905
31,774	Cheil Industries Inc	2,581,634
599,070	DGB Financial Group Inc	8,986,012
32,099	Dong-A Pharmaceutical Co Ltd (b)	3,724,493
124,870	Dongbu Insurance Co Ltd	5,457,200
289,126	Edu Ark Co Ltd * (b)	—
306,539	GS Holdings	19,642,205
1,688,219	Hana Financial Group Inc	62,831,585
680,080	Hankook Tire Co Ltd	11,763,449
966,565	Hanwha Corp	31,074,167
78,556	Hyosung Corp	4,087,294
9,314	Hyundai Heavy Industries Co Ltd	1,835,659
181,940	Hyundai Marine & Fire Insurance Co Ltd	5,274,906
167,582	Hyundai Mobis	48,230,692
336,860	Hyundai Motor Co	67,395,741
399,689	Hyundai Steel Co	31,190,463
3,398,596	Industrial Bank of Korea	40,953,420
1,896,731	KB Financial Group Inc	68,674,819
154,800	KB Financial Group Inc ADR	5,484,564
1,629,421	Kia Motors Corp	83,619,643
857,325	KleanNara Co Ltd *	4,045,988
241,320	Kolon Corp	3,773,159
178,691	Kolon Industries Inc	9,212,992
5,188,053	Korea Exchange Bank	36,348,250
46,407	Korea Zinc Co Ltd	16,020,491
1,606,296	KT Corp	52,811,104
1,316,600	KT Corp Sponsored ADR	21,302,588
77,560	LG Chem Ltd	21,098,182
1,537,058	LG Uplus Corp *	12,039,503
319,755	POSCO	104,140,538
59,500	POSCO ADR	4,801,055
233,070	Samsung Card Co	8,359,730
62,010	Samsung Electronics Co Ltd	87,829,704
12,840	Samsung Fire & Marine Insurance Co Ltd	2,702,149
124,519	Samsung Life Insurance Co Ltd	11,951,589
1,612,597	Shinhan Financial Group Co Ltd	63,441,482
480,274	SK Innovation Co Ltd	78,385,039
318,443	SK Telecom Co Ltd	52,500,461
1,969,100	SK Telecom Co Ltd ADR	35,778,547
56,620	SK Holdings Co Ltd	9,143,089
2,043,541	Tong Yang Securities Inc	7,758,440
5,235,150	Woori Finance Holdings Co Ltd	63,295,643

	Total South Korea	1,215,157,574

	Sri Lanka — 0.0%
27,986,667	Anilana Hotel & Properties (b) (d)	1,645,629
2,143,143	Hatton National Bank Plc	2,477,754

	Total Sri Lanka	4,123,383

Shares	Description	Value ($)

	Switzerland — 0.0%
26,548	DKSH Holding AG *	2,103,714

	Taiwan — 4.7%
2,706,743	Advantech Co Ltd	12,083,898
810,070	Asustek Computer Inc	9,922,296
45,341,000	AU Optronics Corp *	19,917,680
3,433,000	Cheng Shin Rubber Industry Co Ltd	9,359,083
16,390,449	Chunghwa Telecom Co Ltd	51,058,164
64,783,311	Compal Electronics Inc	45,925,940
4,141,000	Delta Electronics Inc	15,591,157
12,982,994	Far EasTone Telecommunications Co Ltd	30,187,353
8,884,000	Fubon Financial Holding Co Ltd	12,087,725
16,660,743	Hon Hai Precision Industry Co Ltd	46,483,537
112,687	Hotai Motor Company Ltd	868,243
2,696,143	Innolux Display Corp *	1,506,424
11,434,740	Lite-On Technology Corp	17,731,755
5,192,000	Macronix International Co Ltd	1,494,189
265,658	Novatek Microelectronics Corp Ltd	1,122,318
9,621,749	Powertech Technology Inc	14,142,150
18,070,290	Quanta Computer Inc	39,098,026
948	Ruentex Development Co Ltd	2,093
59,653,754	Taishin Financial Holding Co Ltd	24,561,964
9,303,676	Taiwan Mobile Co Ltd	32,618,179
11,255,044	Taiwan Semiconductor Manufacturing Co Ltd	39,789,749
381,176	TPK Holding Co Ltd	7,359,097
26,572,000	United Microelectronics Corp	10,016,564
1,119,400	United Microelectronics Corp Sponsored ADR	2,070,890
41,887,272	Wistron Corp	46,912,574
5,358,970	Yungtay Engineering Co Ltd	10,166,049

	Total Taiwan	502,077,097

	Thailand — 4.8%
7,578,590	Advanced Info Service Pcl(Foreign Registered)	52,687,987
1,312,825	Airports of Thailand Pcl (Foreign Registered)	5,197,108
17,743,865	Bangchak Petroleum Pcl	23,122,028
9,643,286	Bangkok Dusit Medical Service Pcl (Foreign Registered)	48,216,297
13,054,800	Bank of Ayudhya Pcl (Foreign Registered) (b)	15,534,034
113,100	Bank of Ayudhya Pcl NVDR	130,788
2,435,800	Banpu Pcl (Foreign Registered)	32,012,971
12,106,600	Charoen Pokphand Foods Pcl (Foreign Registered)	13,207,684
8,057,571	Electricity Generating Pcl (Foreign Registered)	41,146,209
5,476,100	Esso Thailand Pcl (Foreign Registered)	1,877,078

See accompanying notes to the financial statements.	25

Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Shares	Description	Value ($)

	Thailand — (continued)
7,495,485	Glow Energy Pcl (Foreign Registered)	21,640,135
29,783,400	Hemaraj Land and Development Pcl (Foreign Registered) (b)	4,219,321
3,752,700	Hemaraj Land and Development Pcl NVDR	534,998
5,668,840	Home Product Center Pcl (Foreign Registered)	3,124,402
26,656,200	Jasmine International Pcl (Foreign Registered)	6,048,045
2,410,920	Kasikornbank Pcl (Foreign Registered) (b)	17,654,841
2,253,100	Kasikornbank Pcl NVDR	16,045,042
340,600	PTT Exploration & Production Pcl (Foreign Registered)	1,804,736
7,929,870	PTT Pcl (Foreign Registered)	93,306,526
4,559,880	Ratchaburi Electricity Generating Holding Pcl (Foreign Registered) (b)	9,355,932
795,772	Ratchaburi Electricity Generating Holding Pcl NVDR	1,679,355
11,786,650	Saha Pathana Inter-Holding Pcl (Foreign Registered)	11,674,398
131,139,885	Sansiri Pcl	22,040,317
2,312,800	Shin Corp Pcl (Foreign Registered) (b)	5,325,271
28	Siam Cement Pcl (Foreign Registered) (b)	448
1,212,100	Siam Cement Pcl NVDR	18,882,919
358,200	Siam Makro Pcl (Foreign Registered)	5,838,586
3,108,050	Star Block Co Ltd (Foreign Registered) * (a) (b) (c)	—
3,128,971	Thai Oil Pcl (Foreign Registered)	7,355,685
45,586,706	Thai Tap Water Supply Pcl (Foreign Registered)	16,264,993
3,175,800	Thanachart Capital Pcl	4,803,731
1,587,610	Total Access Communication Pcl (Foreign Registered) (b)	4,526,967
317,900	Total Access Communication Pcl NVDR	909,076
6,656,835	TPI Polene Pcl (Foreign Registered)	3,305,595
1,307,400	VGI Global Media Pcl (Foreign Registered)	5,405,385

	Total Thailand	514,878,888

	Turkey — 2.7%
2,263,858	Aksa Akrilik Kimya Sanayii	6,428,105
708,757	Arcelik AS	4,497,653
9,921,402	Asya Katilim Bankasi AS *	12,196,102
3,130,297	Aygaz AS	17,113,417
126,072	BIM Birlesik Magazalar AS	5,972,383
267,948	Bizim Toptan Satis Magazalari AS	4,056,980
9,195,347	Dogus Otomotiv Servis ve Ticaret AS	46,696,705
1,175,887	Eregli Demir ve Celik Fabrikalari TAS	1,516,398

Shares	Description	Value ($)

	Turkey — (continued)
748,886	Ford Otomotiv Sanayi AS	8,829,772
542,123	Haci Omer Sabanci Holding AS	2,950,552
3,373,440	Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS-Class A	2,906,638
7,056,852	Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS-Class D	6,081,599
1,080,305	KOC Holding AS	5,681,571
128,124	Koza Anadolu Metal Madencilik Isletmeleri AS *	342,738
42,150	Medya Holding AS (a) (b)	—
691,697	Tofas Turk Otomobil Fabrikasi AS	4,293,096
775,589	Tupras-Turkiye Petrol Rafineriler AS	21,767,243
5,540,273	Turk Telekomunikasyon AS	22,844,697
87,578	Turk Traktor ve Ziraat Makineleri AS	2,872,367
3,364,618	Turkcell Iletisim Hizmet AS *	22,328,116
18,300	Turkcell Iletisim Hizmetleri AS ADR *	302,133
7,198,468	Turkiye Garanti Bankasi AS	34,426,697
1,652,753	Turkiye Halk Bankasi AS	16,324,316
3,299,822	Turkiye IS Bankasi-Class C	11,776,732
840,878	Turkiye Sise ve Cam Fabrikalari AS	1,375,703
7,367,104	Turkiye Vakiflar Bankasi TAO-Class D	22,616,471
1,479,225	Yapi ve Kredi Bankasi AS *	4,178,981

	Total Turkey	290,377,165

	United Kingdom — 0.4%
54,446	British American Tobacco Plc	2,832,467
26,900	British American Tobacco Plc Sponsored ADR	2,805,132
919,707	Unilever Plc	36,625,988

	Total United Kingdom	42,263,587

	United States — 0.3%
142,400	Colgate-Palmolive Co.	16,294,832
110,550	Tupperware Brands Corp.	8,648,327
82,900	Yum! Brands, Inc.	5,428,292

	Total United States	30,371,451

	TOTAL COMMON STOCKS (COST $9,107,155,366)	9,487,203,311

	PREFERRED STOCKS — 9.6%

	Brazil — 6.8%
3,595,771	Banco Bradesco SA 0.21%	64,162,186
1,717,800	Banco do Estado do Rio Grande do Sul SA-Class B 1.08%	15,707,881
3,670,559	Bradespar SA 4.97%	53,869,728
538,000	Braskem SA-Class A 4.24%	3,962,837
428,780	Centrais Eletricas Brasileiras SA ADR 12.60%	2,795,646

26	See accompanying notes to the financial statements.

Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Shares	Description	Value ($)

	Brazil — (continued)
1,636,600	Centrais Eletricas Brasileiras SA-Class B 13.87%	10,368,275
357,854	Companhia de Bebidas das Americas ADR 2.11%	15,881,561
256,400	Companhia Energetica de Minas Gerais Sponsored ADR 6.58%	3,051,160
690,600	Eletropaulo Metropolitana SA 0.03%	4,169,279
64,800	Gerdau SA 0.50%	538,527
2,771,405	Gerdau SA Sponsored ADR 0.50%	23,058,090
690,500	Itau Unibanco Holding SA 0.51%	12,233,927
6,372,350	Itau Unibanco Holding SA ADR 0.52%	112,535,701
10,939,285	Itausa-Investimentos Itau SA 0.58%	57,199,959
2,676,000	Klabin SA 2.05%	17,994,119
3,351,100	Metalurgica Gerdau SA 0.39%	35,468,094
1,780,660	Petroleo Brasileiro SA Sponsored ADR 0.72%	29,790,442
1,027,852	Randon Participacoes SA 1.36%	6,127,439
1,512,297	Suzano Papel e Celulose SA *	5,080,719
16,200	Telefonica Brasil SA 5.83%	426,729
163,543	Telefonica Brasil SA ADR 5.79%	4,310,993
95,300	Ultrapar Participacoes SA Sponsored ADR 2.34%	2,476,847
3,422,800	Usinas Siderrurgicas de Minas Gerais SA 0.90%	16,946,267
3,421,810	Vale SA 1.86%	63,184,377
9,494,665	Vale SA Sponsored ADR 1.80%	174,416,996

	Total Brazil	735,757,779

	Russia — 2.2%
25,473,178	Sberbank *	61,879,469
101,601,557	Surgutneftegaz OJSC	74,586,719
12,100	Surgutneftegaz Sponsored ADR *	88,935
2,489,657	TNK BP Holding 44.59%	3,905,007
46,007	Transneft 1.01%	103,168,529

	Total Russia	243,628,659

	South Korea — 0.6%
222,094	Hyundai Motor Co 2.57%	15,923,978
20,789	Hyundai Motor Co 2.76%	1,384,790
55,234	Samsung Electronics Co Ltd (Non-Voting) 0.91%	44,660,744

	Total South Korea	61,969,512

	TOTAL PREFERRED STOCKS (COST $1,006,444,257)	1,041,355,950

	INVESTMENT FUNDS — 1.8%

	China — 0.0%
1,828	The China A Share Fund Ltd-Class S1 * (b) (d)	—

Shares	Description	Value ($)

	China — (continued)
245,374	The China A Share Fund Ltd-Class S2 * (b) (d)	2,254,617

	Total China	2,254,617

	India — 0.1%
11,178	Fire Capital Mauritius Private Fund * (b) (d)	10,815,643
1,371,900	TDA India Technology Fund II LP * (b) (d)	500,121

	Total India	11,315,764

	Poland — 0.0%
1,749,150	Templeton EE FD * (b) (d)	208,208

	Russia — 0.1%
6,852,368	NCH Eagle Fund LP * (b) (d)	6,002,572
2,769	Steep Rock Russia Fund LP * (b) (d)	1,262,564

	Total Russia	7,265,136

	Thailand — 0.0%
6,491,162	CPN Commercial Growth Leasehold Property Fund *	3,155,536

	Ukraine — 0.0%
16,667	Societe Generale Thalmann Ukraine Fund * (b) (d) (e)	4,000

	United States — 1.6%
1,746,694	iShares MSCI Emerging Markets Index Fund ETF	75,474,648
2,251,224	Vanguard Emerging Markets ETF *	97,883,219

	Total United States	173,357,867

	TOTAL INVESTMENT FUNDS (COST $201,714,208)	197,561,128

	RIGHTS/WARRANTS — 0.0%

	Brazil — 0.0%
343	Cia de Bebidas das Americas Rights, Expires 3/06/2013 *	—

	TOTAL RIGHTS/WARRANTS (COST $38)	—

	MUTUAL FUNDS — 0.4%

	United States — 0.4%
	Affiliated Issuers
8,064	GMO Special Purpose Holding Fund (f)	4,355

See accompanying notes to the financial statements.	27

Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Shares / Par Value		Description	Value ($)

		Affiliated Issuers — (continued)
	1,516,237	GMO U.S. Treasury Fund	37,905,924

		Total Affiliated Issuers (COST $37,905,924)	37,910,279

		SHORT-TERM INVESTMENTS — 0.1%

		Time Deposits — 0.1%
HKD	118	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 03/01/13	15
ZAR	2,116	Brown Brothers Harriman (Grand Cayman) Time Deposit, 4.20%, due 03/01/13	235

Par Value		Description	Value ($)
		Time Deposits — (continued)
USD	1,208,144	DBS Bank Ltd (Singapore) Time Deposit, 0.08%, due 03/01/13	1,208,143
USD	12,500,000	Societe Generale (Paris) Time Deposit, 0.08%, due 03/01/13	12,500,000

		Total Time Deposits	13,708,393

		TOTAL SHORT-TERM INVESTMENTS (COST $13,708,393)	13,708,393

		TOTAL INVESTMENTS — 99.7% (Cost $10,366,928,186)	10,777,739,061
		Other Assets and Liabilities (net) — 0.3%	29,266,589

		TOTAL NET ASSETS — 100.0%	$10,807,005,650

Additional information on each restricted security is as follows:

Issuer Description	Acquisition Date	Acquisition Cost	Value as a Percentage of Fund’s Net Assets	Value as of February 28, 2013
Anilana Hotel & Properties	2/10/11-2/16/12	$1,890,310	0.02%	$1,645,629
The China A Share Fund Ltd-Class S1	10/14/08	—	0.00%	—
The China A Share Fund Ltd-Class S2	4/23/10	2,453,738	0.02%	2,254,617
Fire Capital Mauritius Private Fund **	9/06/06-10/26/09	11,185,180	0.10%	10,815,643
NCH Eagle Fund LP	4/6/09	7,816,032	0.06%	6,002,572
Societe Generale Thalmann Ukraine Fund	7/15/97	199,943	0.00%	4,000
Steep Rock Russia Fund LP	12/22/06-5/13/09	2,250,000	0.01%	1,262,564
TDA India Technology Fund II LP	2/23/00-3/23/04	—	0.00%	500,121
Templeton EE FD	12/05/97-6/24/02	471,720	0.00%	208,208

				$22,693,354

**	GMO Emerging Markets Fund has committed an additional $7,724,246 to this investment.

A summary of outstanding financial instruments at February 28, 2013 is as follows:

Swap Agreements

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Fund Pays	Fund (Pays)/Receives	Net Unrealized Appreciation/ (Depreciation)
31,343,279	USD	03/25/13	MSCI	Depreciation of Total Return on Asustek Computer Inc + (Daily Fed Funds Rate minus 3.00%)	Appreciation of Total Return on Asustek Computer Inc	$1,190,113

				Premiums to (Pay) Receive		$—

28	See accompanying notes to the financial statements.

Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2013

As of February 28, 2013, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

*	Non-income producing security.

(a)	Bankrupt issuer.

(b)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

(c)	Affiliated company (Note 10).

(d)	Private placement securities which are restricted as to resale.

(e)	The security is currently in full liquidation.

(f)	Underlying investment represents interests in defaulted claims. See “Other matters” in Notes to Financial Statements for additional information.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 35.

See accompanying notes to the financial statements.	29

Taiwan Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Emerging Markets Division at Grantham, Mayo, Van Otterloo  & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO Taiwan Fund returned -2.3% for the fiscal year ended February 28, 2013, as compared with +0.3% for the MSCI Taiwan Index.

Sector selection, such as the Fund’s overweight to Telecommunications and underweight to Materials, added to relative performance.

Stock selection detracted from relative performance, particularly in the Information Technology sector. Selections hurting relative returns included an underweight in Taiwan Semiconductor Manufacturing and overweights in Compal Electronics Inc., Wistron Corp., and Powertech Technology Inc.

Because some of the securities and instruments held directly or indirectly by the Fund had positive fair value adjustments during the fiscal year (and the performance of indices are not fair valued), the Fund’s absolute and relative performance is better than it otherwise would have been.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

30

Taiwan Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO Taiwan Fund Class III Shares and the MSCI Taiwan Index

As of February 28, 2013

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, please call (617) 330-7500. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .15% on the purchase and .45% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

MSCI	data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

31

Taiwan Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2013 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	96.6%
Investment Funds	2.6
Mutual Funds	1.3
Short-term Investments	0.5
Other	(1.0)

100.0%

Industry Sector Summary	% of Equity Investments*
Computer Hardware	19.0%
Semiconductors & Semiconductor Equipment	18.7
Electronic Equipment, Instruments & Components	16.2
Diversified Telecommunication Services	10.7
Wireless Telecommunication Services	7.6
Computer Storage & Peripherals	5.8
Commerical Banks	5.0
Diversified Financial Services	4.5
Machinery	3.4
Mutual Funds	2.8
Computers & Peripherals	2.1
Specialty Retail	1.5
Real Estate Management & Development	1.2
Chemicals	0.5
Communications Equipment	0.3
Construction Materials	0.2
Real Estate	0.1
Insurance Premiums	0.1
Metals & Mining	0.1
Electrical Equipment	0.1
Oil, Gas & Consumable Fuels	0.1
Building Products	0.0 ^

100.0%

*	Equity investments may consist of common stocks and other stock-related securities, such as a preferred stock. This table excludes exposure to derivative contracts and ETFs, if any. For a summary of derivative contract exposure, if any, see the summary of outstanding financial instruments section of the Schedule of Investments.

^	Rounds to 0.0%.

32

Taiwan Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2013

Shares	Description	Value ($)
	COMMON STOCKS — 96.6%

	Taiwan — 96.6%
405,000	Advantech Co Ltd	1,808,069
86,122	Arima Communications Corp	42,590
41,906	Asia Cement Corp	52,581
147,323	Asustek Computer Inc	1,804,514
1,266,000	AU Optronics Corp *	556,136
9,448	Catcher Technology Co Ltd	43,311
697,000	Cheng Shin Rubber Industry Co Ltd	1,900,169
58,356	China Life Insurance Co Ltd *	56,606
84,888	China Petrochemical Development Corp	53,158
57,897	China Steel Corp	53,283
1,791,793	Chinatrust Financial Holding Co Ltd	1,069,512
1,277,132	Chunghwa Telecom Co Ltd	3,978,415
44,000	Compal Communications Inc *	46,427
4,192,486	Compal Electronics Inc	2,972,121
7,952	Compeq Manufacturing Co Ltd	2,974
710,000	Delta Electronics Inc	2,673,200
13,000	Dynapack International Technology Corp	48,835
64,000	E Ink Holdings Inc	49,747
285,000	Elan Microelectronics Corp	607,890
899,767	Far EasTone Telecommunications Co Ltd	2,092,089
5,985	First Financial Holding Co Ltd	3,846
11,449	Flexium Interconnect Inc	36,456
23,000	Formosa Chemicals & Fibre Co	59,008
10,605	Formosa Petrochemical Corp	29,662
1,762,455	Fubon Financial Holding Co Ltd	2,398,027
19,767	Genesis Photonics Inc *	14,734
56,531	Gintech Energy Corp *	53,697
102,000	Grand Pacific Petrochemical Corp	53,652
27,600	Highwealth Construction Corp	58,000
1,257,329	Hon Hai Precision Industry Co Ltd	3,507,953
102,000	Hotai Motor Company Ltd	785,901
5,228	HTC Corp	49,461
2,069,377	Innolux Display Corp *	1,156,229
2,000	Largan Precision Co Ltd	54,527
1,984,711	Lite-On Technology Corp	3,077,675
3,327,151	Macronix International Co Ltd	957,510
5,000	MediaTek Inc	56,672
64,597	Mega Financial Holding Co Ltd	53,724
31,180	Nan Ya Plastics Corp	60,220
84,000	Neo Solar Power Corp *	62,061
206,995	Novatek Microelectronics Corp Ltd	874,486
7,000	Phison Electronics Corp	53,287
1,568,425	Powertech Technology Inc	2,305,288
1,085,856	Quanta Computer Inc	2,349,427
287,000	Ruentex Development Co Ltd	633,627
14,000	Senao International Co Ltd	45,937
3,826,923	Taishin Financial Holding Co Ltd	1,575,705
43,000	Taiwan Cement Corp	55,484
9,770	Taiwan Glass Industrial Corp	9,326
567,158	Taiwan Mobile Co Ltd	1,988,425

	Shares / Par Value	Description	Value ($)
		Taiwan — (continued)
	777,190	Taiwan Semiconductor Manufacturing Co Ltd	2,747,585
	95,358	TPK Holding Co Ltd	1,841,010
	26,340	TSRC Corp	54,392
	11,000	Ubright Optronics Corp	57,073
	5,969,000	United Microelectronics Corp	2,250,070
	58,500	United Microelectronics Corp Sponsored ADR	108,225
	2,782,963	Wistron Corp	3,116,841
	2,968,195	Ya Hsin Industrial Co Ltd * (a) (b)	—
	961,152	Yungtay Engineering Co Ltd	1,823,320
	15,000	Zhen Ding Technology Holding Ltd	34,343

		Total Taiwan	54,364,493

		TOTAL COMMON STOCKS (COST $53,955,349)	54,364,493

		INVESTMENT FUNDS — 2.6%

		United States — 2.6%
	109,538	iShares MSCI Taiwan Index Fund	1,480,954

		TOTAL INVESTMENT FUNDS (COST $1,500,757)	1,480,954

		MUTUAL FUNDS — 1.3%

		United States — 1.3%
		Affiliated Issuers
	29,403	GMO U.S. Treasury Fund	735,075

		TOTAL MUTUAL FUNDS (COST $735,075)	735,075

		SHORT-TERM INVESTMENTS — 0.5%

		Time Deposits — 0.5%
USD	4,700	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.08%, due 03/01/13	4,700
USD	80,000	Deustche Bank (Frankfurt) Time Deposit, 0.08%, due 03/01/13	80,000
USD	80,000	DnB Nor Bank (Oslo) Time Deposit, 0.08%, due 03/01/13	80,000
USD	80,000	Societe Generale (Paris) Time Deposit, 0.08%, due 03/01/13	80,000

		Total Time Deposits	244,700

		TOTAL SHORT-TERM INVESTMENTS (COST $244,700)	244,700

		TOTAL INVESTMENTS — 101.0% (Cost $56,435,881)	56,825,222
		Other Assets and Liabilities (net) — (1.0%)	(542,593)

		TOTAL NET ASSETS — 100.0%	$56,282,629

See accompanying notes to the financial statements.	33

Taiwan Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2013

Notes to Schedule of Investments:

*	Non-income producing security.

(a)	Bankrupt issuer.

(b)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 35.

34	See accompanying notes to the financial statements.

GMO Trust Funds

Schedule of Investments — (Continued)

February 28, 2013

Portfolio Abbreviations:

ADR - American Depositary Receipt

CPO - Ordinary Participation Certificate (Certificado de Participacion Ordinares), representing a bundle of shares of the multiple series of one issuer that trade together as a unit.

ETF - Exchange-Traded Fund

Foreign Registered – Shares issued to foreign investors in markets that have foreign ownership limits.

GDR - Global Depository Receipt

NVDR - Non-Voting Depository Receipt

OJSC - Open Joint-Stock Company

REIT - Real Estate Investment Trust

Counterparty Abbreviations:

BBH - Brown Brothers Harriman & Co.

MSCI - Morgan Stanley & Co. International PLC

Currency Abbreviations:

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

PHP - Philippine Peso

THB - Thai Baht

USD - United States Dollar

ZAR - South African Rand

See accompanying notes to the financial statements.	35

GMO Trust Funds

Statements of Assets and Liabilities — February 28, 2013

	Emerging Countries Fund	Emerging Domestic Opportunities Fund	Emerging Markets Fund	Taiwan Fund
Assets:
Investments in unaffiliated issuers, at value (Note 2)(a)	$149,499,236	$1,565,019,311	$10,739,706,908	$56,090,147
Investments in affiliated issuers, at value (Notes 2 and 10)(b)	1,204,052	49,003,861	38,032,153	735,075
Foreign currency, at value (Note 2)(c)	370,059	2,394,062	29,250,737	607,570
Receivable for investments sold	995,279	23,001,276	102,547,422	135,266
Cash	—	—	2,272,065	—
Receivable for Fund shares sold	1,747	—	6,558,724	—
Dividends and interest receivable	318,143	1,518,546	20,278,525	—
Foreign taxes receivable	249,814	102,815	2,883,311	—
Receivable for foreign currency sold	853	51,958	14,412	—
Receivable for open swap agreements (Note 4)	—	—	1,190,113	—
Receivable for expenses reimbursed by Manager (Note 5)	83,920	149,095	228,980	—
Miscellaneous receivable	51	3,889	548,238	73

Total assets	152,723,154	1,641,244,813	10,943,511,588	57,568,131

Liabilities:
Payable for investments purchased	1,567,492	10,231,772	113,174,057	1,157,124
Payable for Fund shares repurchased	10,968	—	10,278,749	—
Accrued capital gain taxes payable (Note 2)	9	—	278,237	—
Payable to affiliate for (Note 5):
Management fee	76,384	929,547	6,268,404	33,875
Shareholder service fee	15,749	141,407	852,491	6,274
Administration fee – Class M	2,507	—	—	—
Payable for 12b-1 fee – Class M	9,321	—	—	—
Payable for foreign currency purchased	—	—	—	52
Miscellaneous payable	—	—	1,212,848	—
Payable to agents unaffiliated with the Manager	28	196	1,484	—
Payable to Trustees and related expenses	456	3,651	28,048	138
Accrued expenses	245,052	226,403	4,411,620	88,039

Total liabilities	1,927,966	11,532,976	136,505,938	1,285,502

Net assets	$150,795,188	$1,629,711,837	$10,807,005,650	$56,282,629

(a) Cost of investments – unaffiliated issuers:	$147,459,391	$1,395,774,433	$10,322,074,725	$55,700,806
(b) Cost of investments – affiliated issuers:	$1,204,052	$49,003,861	$44,853,461	$735,075
(c) Cost of foreign currency:	$370,501	$2,408,050	$29,244,976	$607,570

36	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Assets and Liabilities — February 28, 2013 — (Continued)

	Emerging Countries Fund	Emerging Domestic Opportunities Fund	Emerging Markets Fund	Taiwan Fund
Net assets consist of:
Paid-in capital	$173,494,385	$1,432,232,455	$10,971,743,489	$64,085,708
Accumulated undistributed net investment income	4,390	—	—	120,184
Distributions in excess of net investment income	—	(678,116)	(6,094,790)	—
Accumulated net realized gain (loss)	(24,740,023)	29,057,505	(570,450,949)	(8,312,551)
Net unrealized appreciation	2,036,436	169,099,993	411,807,900	389,288

	$150,795,188	$1,629,711,837	$10,807,005,650	$56,282,629

Net assets attributable to:
Class II shares	$—	$352,478,903	$2,004,693,953	$—

Class III shares	$134,534,602	$104,739,506	$970,102,074	$56,282,629

Class IV shares	$—	$518,430,413	$1,481,411,456	$—

Class V shares	$—	$—	$677,795,674	$—

Class VI shares	$—	$654,063,015	$5,673,002,493	$—

Class M shares	$16,260,586	$—	$—	$—

Shares outstanding:
Class II	—	14,328,953	170,739,485	—

Class III	12,684,795	4,259,724	82,409,326	2,754,586

Class IV	—	21,073,518	126,860,923	—

Class V	—	—	58,126,377	—

Class VI	—	26,533,579	485,644,558	—

Class M	1,556,925	—	—	—

Net asset value per share:
Class II	$—	$24.60	$11.74	$—

Class III	$10.61	$24.59	$11.77	$20.43

Class IV	$—	$24.60	$11.68	$—

Class V	$—	$—	$11.66	$—

Class VI	$—	$24.65	$11.68	$—

Class M	$10.44	$—	$—	$—

See accompanying notes to the financial statements.	37

GMO Trust Funds

Statements of Operations — Year Ended February 28, 2013

	Emerging Countries Fund	Emerging Domestic Opportunities Fund	Emerging Markets Fund	Taiwan Fund
Investment Income:
Dividends from unaffiliated issuers (Net of withholding tax)(a)	$5,215,808	$20,851,209	$316,147,280	$1,914,301
Interest	949	50,161	1,456,116	155
Dividends from affiliated issuers (Note 10)	986	28,979	78,846	775

Total investment income	5,217,743	20,930,349	317,682,242	1,915,231

Expenses:
Management fee (Note 5)	1,082,793	7,393,443	78,738,177	502,467
Shareholder service fee – Class II (Note 5)	—	494,394	4,179,578	—
Shareholder service fee – Class III (Note 5)	207,165	101,594 *	1,682,797	93,049
Shareholder service fee – Class IV (Note 5)	—	192,147 **	1,625,517	—
Shareholder service fee – Class V (Note 5)	—	—	646,495	—
Shareholder service fee – Class VI (Note 5)	—	280,659	2,842,431	—
12b-1 fee – Class M (Note 5)	71,184	—	—	—
Administration fee – Class M (Note 5)	56,947	—	—	—
Audit and tax fees	92,806	123,194	194,835	74,694
Custodian and fund accounting agent fees	751,450	1,061,354	11,580,602	149,093
Legal fees	13,278	28,760	352,478	920
Registration fees	26,925	—	36,287	368
Transfer agent fees	48,359	42,244	78,822	27,345
Trustees fees and related expenses (Note 5)	2,040	12,495	117,278	703
Miscellaneous	39,768	19,100	153,845	8,345

Total expenses	2,392,715	9,749,384	102,229,142	856,984
Fees and expenses reimbursed by Manager (Note 5)	(350,056)	(335,112)	(3,114,809)	(90)
Expense reductions (Note 2)	(31)	(1,007)	(742)	(23)

Net expenses	2,042,628	9,413,265	99,113,591	856,871

Net investment income (loss)	3,175,115	11,517,084	218,568,651	1,058,360

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers (Net of foreign capital gains tax) (Note 2)(b)	501,857	40,157,347	(38,708,865)	196,171
Investments in affiliated issuers	(183)	11,320	(7,572,584)	39
Realized gains distributions from affiliated issuers (Note 10)	157	656	9,289	30
Swap agreements	—	—	(5,546,815)	—
Foreign currency, forward contracts and foreign currency related transactions (Net of foreign tax)(c)	(112,583)	(899,654)	(7,632,650)	(38,975)

Net realized gain (loss)	389,248	39,269,669	(59,451,625)	157,265

Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(6,882,494)	119,537,994	(202,532,701)	(4,153,681)
Investments in affiliated issuers	—	—	1,692,421	—
Swap agreements	—	—	(464,573)	—
Foreign currency, forward contracts and foreign currency related transactions	(18,714)	(210,315)	(790,778)	(11,463)

Net unrealized gain (loss)	(6,901,208)	119,327,679	(202,095,631)	(4,165,144)

Net realized and unrealized gain (loss)	(6,511,960)	158,597,348	(261,547,256)	(4,007,879)

Net increase (decrease) in net assets resulting from operations	$(3,336,845)	$170,114,432	$(42,978,605)	$(2,949,519)

(a) Withholding tax	$698,929	$1,451,763	$42,480,481	$530,953
(b) Foreign capital gains tax on realized gain	$21,994	$442,735	$292,231	$—

*	Period from June 29, 2012 (commencement of operations) through February 28, 2013.
**	Period from May 2, 2012 (commencement of operations) through February 28, 2013.

38	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Changes in Net Assets

	Emerging Countries Fund		Emerging Domestic Opportunities Fund
	Year Ended February 28/29,		Year Ended February 28, 2013	Period from March 1, 2011 (commencement of operations) through February 29, 2012
	2013	2012
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$3,175,115	$4,508,928	$11,517,084	$2,016,816
Net realized gain (loss)	389,248	1,081,268	39,269,669	(4,451,784)
Change in net unrealized appreciation (depreciation)	(6,901,208)	(18,398,096)	119,327,679	49,772,314

Net increase (decrease) in net assets from operations	(3,336,845)	(12,807,900)	170,114,432	47,337,346

Distributions to shareholders from:
Net investment income
Class II	—	—	(1,818,077)	(371,090)
Class III	(2,584,045)	(3,259,177)	(1,254,405)	—
Class IV	—	—	(2,267,159)	—
Class VI	—	—	(4,163,677)	(1,532,363)
Class M	(467,194)	(442,486)	—	—

Total distributions from net investment income	(3,051,239)	(3,701,663)	(9,503,318)	(1,903,453)

Net realized gains
Class II	—	—	(1,837,653)	—
Class III	—	—	(1,110,263)	—
Class IV	—	—	(2,011,384)	—
Class VI	—	—	(3,696,125)	—

Total distributions from net realized gains	—	—	(8,655,425)	—

Net share transactions (Note 9):
Class II	—	—	203,458,003	103,854,636
Class III	(17,919,019)	(58,705,191)	89,438,256 *	—
Class IV	—	—	487,790,775 **	—
Class V	—	—	—	(145,616)
Class VI	—	—	159,160,871	377,065,432
Class M	(15,684,692)	5,614,371	—	—

Increase (decrease) in net assets resulting from net share transactions	(33,603,711)	(53,090,820)	939,847,905	480,774,452

Purchase premiums and redemption fees (Notes 2 and 9):
Class II	—	—	2,331,367	834,647
Class III	—	—	1,340,406 *	—
Class IV	—	—	2,631,471 **	—
Class V	—	—	—	127,072
Class VI	—	—	1,531,907	2,903,028

Increase in net assets resulting from purchase premiums and redemption fees	—	—	7,835,151	3,864,747

Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	(33,603,711)	(53,090,820)	947,683,056	484,639,199

Total increase (decrease) in net assets	(39,991,795)	(69,600,383)	1,099,638,745	530,073,092

Net assets:
Beginning of period	190,786,983	260,387,366	530,073,092	—

End of period	$150,795,188	$190,786,983	$1,629,711,837	$530,073,092

Accumulated undistributed net investment income	$4,390	$—	$—	$—

Distributions in excess of net investment income	$—	$(202,157)	$(678,116)	$(1,416,976)

*	Period from June 29, 2012 (commencement of operations) through February 28, 2013.
**	Period from May 2, 2012 (commencement of operations) through February 28, 2013.

See accompanying notes to the financial statements.	39

GMO Trust Funds

Statements of Changes in Net Assets — (Continued)

	Emerging Markets Fund		Taiwan Fund
	Year Ended February 28/29,		Year Ended February 28/29,
	2013	2012	2013	2012
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$218,568,651	$226,298,713	$1,058,360	$3,363,137
Net realized gain (loss)	(59,451,625)	236,578,448	157,265	7,455,104
Change in net unrealized appreciation (depreciation)	(202,095,631)	(732,960,329)	(4,165,144)	(14,879,207)

Net increase (decrease) in net assets from operations	(42,978,605)	(270,083,168)	(2,949,519)	(4,060,966)

Distributions to shareholders from:
Net investment income
Class II	(37,619,189)	(33,625,856)	—	—
Class III	(21,580,762)	(21,210,324)	(655,033)	(3,450,100)
Class IV	(35,770,168)	(29,273,840)	—	—
Class V	(14,966,761)	(13,605,922)	—	—
Class VI	(121,137,674)	(93,216,906)	—	—

Total distributions from net investment income	(231,074,554)	(190,932,848)	(655,033)	(3,450,100)

Net realized gains
Class II	—	(257,810,383)	—	—
Class III	—	(172,858,178)	(1,314,571)	(2,700,189)
Class IV	—	(209,938,134)	—	—
Class V	—	(94,237,890)	—	—
Class VI	—	(689,413,488)	—	—

Total distributions from net realized gains	—	(1,424,258,073)	(1,314,571)	(2,700,189)

Net share transactions (Note 9):
Class II	(38,970,340)	96,860,463	—	—
Class III	(316,691,915)	105,177,035	(13,897,050)	(62,043,855)
Class IV	(282,675,145)	442,365,703	—	—
Class V	35,367,330	(52,610,484)	—	—
Class VI	669,170,405	236,955,769	—	—

Increase (decrease) in net assets resulting from net share transactions	66,200,335	828,748,486	(13,897,050)	(62,043,855)

Purchase premiums and redemption fees (Notes 2 and 9):
Class II	3,849,559	3,107,893	—	—
Class III	865,900	1,347,965	127,796	368,888
Class IV	2,999,721	2,155,792	—	—
Class V	267,196	217,333	—	—
Class VI	10,790,098	9,341,726	—	—

Increase in net assets resulting from purchase premiums and redemption fees	18,772,474	16,170,709	127,796	368,888

Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	84,972,809	844,919,195	(13,769,254)	(61,674,967)

Total increase (decrease) in net assets	(189,080,350)	(1,040,354,894)	(18,688,377)	(71,886,222)

Net assets:
Beginning of period	10,996,086,000	12,036,440,894	74,971,006	146,857,228

End of period	$10,807,005,650	$10,996,086,000	$56,282,629	$74,971,006

Accumulated undistributed net investment income	$—	$7,619,831	$120,184	$—

Distributions in excess of net investment income	$(6,094,790)	$—	$—	$(236,919)

40	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

EMERGING COUNTRIES FUND

	Class III Shares										Class M Shares
	Year Ended February 28/29,										Year Ended February 28/29,
	2013		2012		2011		2010		2009		2013		2012		2011		2010		2009
Net asset value, beginning of period	$11.03		$11.50		$9.24		$5.06		$15.26		$10.87		$11.34		$9.12		$5.00		$15.07

Income (loss) from investment operations:
Net investment income (loss)†	0.20		0.24		0.11		0.09		0.24		0.17		0.18		0.08		0.07		0.16
Net realized and unrealized gain (loss)	(0.43)		(0.50	)(a)	2.28		4.23		(8.10)		(0.43)		(0.47)		2.24		4.17		(7.92)

Total from investment operations	(0.23)		(0.26)		2.39		4.32		(7.86)		(0.26)		(0.29)		2.32		4.24		(7.76)

Less distributions to shareholders:
From net investment income	(0.19)		(0.21)		(0.13)		(0.12)		(0.22)		(0.17)		(0.18)		(0.10)		(0.10)		(0.19)
From net realized gains	—		—		—		(0.02)		(2.12)		—		—		—		(0.02)		(2.12)

Total distributions	(0.19)		(0.21)		(0.13)		(0.14)		(2.34)		(0.17)		(0.18)		(0.10)		(0.12)		(2.31)

Net asset value, end of period	$10.61		$11.03		$11.50		$9.24		$5.06		$10.44		$10.87		$11.34		$9.12		$5.00

Total Return(b)	(2.05)%		(1.96)%		25.89%		85.52%		(58.58)%		(2.42)%		(2.27)%		25.48%		84.90%		(58.67)%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$134,535		$157,638		$231,921		$174,933		$89,902		$16,261		$33,149		$28,467		$31,582		$20,948
Net expenses to average daily net assets	1.18	%(c)(d)	1.17	%(c)(d)	1.15	%(c)(d)	1.17	%(c)	1.16	%(e)	1.47	%(c)(d)	1.46	%(c)(d)	1.45	%(c)(d)	1.47	%(d)	1.48	%(e)
Net investment income (loss) to average daily net assets	1.94%		2.14%		1.05%		1.10%		2.25%		1.73%		1.63%		0.80%		0.83%		1.68%
Portfolio turnover rate	108%		113%		124%		138%		128%		108%		113%		124%		138%		128%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.21%		0.14%		0.15%		0.25%		0.14%		0.20%		0.14%		0.15%		0.25%		0.23%

(a)	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized (loss) on the investments due to the timing of purchases and redemptions of the Fund shares in relation to fluctuating market values of the investments of the Fund.
(b)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.
(c)	The net expense ratio does not include the effect of expense reductions (Note 2).
(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(e)	The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	41

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout the period)

EMERGING DOMESTIC OPPORTUNITIES FUND

	Class II Shares			Class III Shares		Class IV Shares		Class VI Shares
	Year Ended February 28, 2013	Period from March 24, 2011 (commencement of operations) through February 29, 2012		Period from June 29, 2012 (commencement of operations) through February 28, 2013		Period from May 2, 2012 (commencement of operations) through February 28, 2013		Year Ended February 28, 2013	Period from September 19, 2011 (commencement of operations) through February 29, 2012
Net asset value, beginning of period	$21.39	$20.89		$21.02		$22.00		$21.41	$20.34

Income (loss) from investment operations:
Net investment income (loss)†	0.24	0.20		0.05		0.14		0.34	0.10
Net realized and unrealized gain (loss)	3.27	0.39	(a)	3.84		2.78		3.22	1.06	(a)

Total from investment operations	3.51	0.59		3.89		2.92		3.56	1.16

Less distributions to shareholders:
From net investment income	(0.15)	(0.09)		(0.17)		(0.17)		(0.17)	(0.09)
From net realized gains	(0.15)	—		(0.15)		(0.15)		(0.15)	—

Total distributions	(0.30)	(0.09)		(0.32)		(0.32)		(0.32)	(0.09)

Net asset value, end of period	$24.60	$21.39		$24.59		$24.60		$24.65	$21.41

Total Return(b)	16.47%	2.86	%**	18.57	%**	13.34	%**	16.69%	5.78	%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$352,479	$112,056		$104,740		$518,430		$654,063	$418,017
Net expenses to average daily net assets(c)(d)	1.07%	1.02	%*	1.00	%*	0.95	%*	0.90%	0.87	%*
Net investment income (loss) to average daily net assets	1.05%	1.05	%*	0.31	%*	0.71	%*	1.50%	1.10	%*
Portfolio turnover rate	247%	459	%**††	247	%**†††	247	%**††††	247%	459	%**††
Fees and expenses reimbursed by the Manager to average daily net assets:	0.03%	0.42	%*	0.04	%*	0.04	%*	0.03%	0.13	%*
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.24	$0.45		$0.31		$0.28		$0.07	$0.18

(a)	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of the Fund shares in relation to fluctuating market values of the investments of the Fund.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares.
(c)	The net expense ratio does not include the effect of expense reductions (Note 2).
(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
†	Calculated using average shares outstanding throughout the period.
††	Calculation represents portfolio turnover of the Fund for the period from March 1, 2011 through February 29, 2012.
†††	Calculation represents portfolio turnover of the Fund for the period from June 29, 2012 through February 28, 2013.
††††	Calculation represents portfolio turnover of the Fund for the period from May 2, 2012 through February 28, 2013.
*	Annualized.
**	Not annualized.

42	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout the period)

EMERGING MARKETS FUND

	Class II Shares								Class III Shares
	Year Ended February 28/29,						Period from August 12, 2009 (commencement of operations) through February 28, 2010		Year Ended February 28/ 29,
	2013		2012		2011				2013		2012		2011		2010		2009
Net asset value, beginning of period	$12.10		$14.46		$11.63		$10.62		$12.13		$14.49		$11.66		$6.30		$20.48

Income (loss) from investment operations:
Net investment income (loss)†	0.22		0.24		0.16		0.02		0.24		0.26		0.16		0.21		0.23
Net realized and unrealized gain (loss)	(0.35)		(0.65)		2.84		1.18		(0.36)		(0.66)		2.85		5.34		(10.65)

Total from investment operations	(0.13)		(0.41)		3.00		1.20		(0.12)		(0.40)		3.01		5.55		(10.42)

Less distributions to shareholders:
From net investment income	(0.23)		(0.21)		(0.17)		(0.19)		(0.24)		(0.22)		(0.18)		(0.19)		(0.13)
From net realized gains	—		(1.74)		—		—		—		(1.74)		—		—		(3.63)

Total distributions	(0.23)		(1.95)		(0.17)		(0.19)		(0.24)		(1.96)		(0.18)		(0.19)		(3.76)

Net asset value, end of period	$11.74		$12.10		$14.46		$11.63		$11.77		$12.13		$14.49		$11.66		$6.30

Total Return(a)	(1.00)%		(1.94)%		25.77%		11.21	%**	(0.96)%		(1.89)%		25.80%		88.05%		(58.62)%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,004,694		$2,100,382		$2,304,697		$2,265,637		$970,102		$1,334,720		$1,445,916		$1,014,490		$2,309,057
Net expenses to average daily net assets	1.06	%(b)(c)	1.05	%(b)(c)	1.07	%(b)(c)	1.07	%*	1.01	%(b)(c)	1.00	%(b)(c)	1.02	%(b)(c)	1.06	%(b)	1.10	%(d)
Net investment income (loss) to average daily net assets	1.97%		1.88%		1.21%		0.30	%*	2.12%		2.00%		1.17%		2.25%		1.77%
Portfolio turnover rate	119%		108%		114%		126	%**††	119%		108%		114%		126%		99%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.03%		0.03%		0.03%		0.03	%*	0.01%		0.01%		0.01%		0.01%		0.01%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.02		$0.02		$0.02		$0.02		$0.01		$0.01		$0.00	(e)	$0.02		$0.04

	Class IV Shares										Class V Shares
	Year Ended February 28/29,										Year Ended February 28/29,
	2013		2012		2011		2010		2009		2013		2012		2011		2010		2009
Net asset value, beginning of period	$12.03		$14.40		$11.58		$6.27		$20.40		$12.01		$14.39		$11.57		$6.26		$20.39

Income (loss) from investment operations:
Net investment income (loss)†	0.22		0.26		0.17		0.16		0.25		0.25		0.26		0.15		0.20		0.22
Net realized and unrealized gain (loss)	(0.32)		(0.67)		2.83		5.36		(10.62)		(0.35)		(0.67)		2.86		5.32		(10.58)

Total from investment operations	(0.10)		(0.41)		3.00		5.52		(10.37)		(0.10)		(0.41)		3.01		5.52		(10.36)

Less distributions to shareholders:
From net investment income	(0.25)		(0.22)		(0.18)		(0.21)		(0.13)		(0.25)		(0.23)		(0.19)		(0.21)		(0.14)
From net realized gains	—		(1.74)		—		—		(3.63)		—		(1.74)		—		—		(3.63)

Total distributions	(0.25)		(1.96)		(0.18)		(0.21)		(3.76)		(0.25)		(1.97)		(0.19)		(0.21)		(3.77)

Net asset value, end of period	$11.68		$12.03		$14.40		$11.58		$6.27		$11.66		$12.01		$14.39		$11.57		$6.26

Total Return(a)	(0.81)%		(1.90)%		25.93%		88.05%		(58.59)%		(0.78)%		(1.92)%		26.03%		88.21%		(58.59)%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,481,411		$1,816,285		$1,649,840		$1,639,961		$1,345,811		$677,796		$662,263		$835,561		$367,836		$795,586
Net expenses to average daily net assets	0.96	%(b)(c)	0.95	%(b)(c)	0.97	%(b)(c)	0.99	%(b)	1.06	%(d)	0.91	%(b)(c)	0.90	%(b)(c)	0.93	%(b)(c)	0.98	%(b)	1.03	%(d)
Net investment income (loss) to average daily net assets	1.99%		2.00%		1.29%		1.54%		1.86%		2.25%		2.03%		1.15%		2.12%		1.81%
Portfolio turnover rate	119%		108%		114%		126%		99%		119%		108%		114%		126%		99%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.01%		0.01%		0.01%		0.01%		0.01%		0.04%		0.04%		0.04%		0.03%		0.01%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.02		$0.02		$0.01		$0.02		$0.04		0.00	(e)	$0.00	(e)	$0.01		$0.01		$0.05

(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares.
(b)	The net expense ratio does not include the effect of expense reductions (Note 2).
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions.
(e)	Purchase premiums and redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.
††	Calculation represents portfolio turnover of the Fund for the six months ended August 31, 2009.
*	Annualized.
**	Not annualized.

See accompanying notes to the financial statements.	43

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

EMERGING MARKETS FUND (continued)

	Class VI Shares
	Year Ended February 28/29,
	2013		2012		2011		2010		2009
Net asset value, beginning of period	$12.04		$14.41		$11.59		$6.27		$20.42

Income (loss) from investment operations:
Net investment income (loss)†	0.24		0.27		0.17		0.13		0.23
Net realized and unrealized gain (loss)	(0.34)		(0.67)		2.84		5.41		(10.61)

Total from investment operations	(0.10)		(0.40)		3.01		5.54		(10.38)

Less distributions to shareholders:
From net investment income	(0.26)		(0.23)		(0.19)		(0.22)		(0.14)
From net realized gains	—		(1.74)		—		—		(3.63)

Total distributions	(0.26)		(1.97)		(0.19)		(0.22)		(3.77)

Net asset value, end of period	$11.68		$12.04		$14.41		$11.59		$6.27

Total Return(a)	(0.82)%		(1.81)%		26.01%		88.34%		(58.61)%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$5,673,002		$5,082,437		$5,800,427		$3,836,631		$1,226,252
Net expenses to average daily net assets	0.88	%(b)(c)	0.87	%(b)(c)	0.89	%(b)(c)	0.91	%(b)	1.00	%(d)
Net investment income (loss) to average daily net assets	2.12%		2.11%		1.29%		1.18%		1.83%
Portfolio turnover rate	119%		108%		114%		126%		99%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.04%		0.04%		0.04%		0.04%		0.01%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.02		$0.02		$0.03		$0.02		$0.07
(a)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares.
(b)	The net expense ratio does not include the effect of expense reductions (Note 2).
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	The net expense ratio does not include the effect of expense reductions, except for reimbursements related to securities lending transactions.
†	Calculated using average shares outstanding throughout the period.

44	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

TAIWAN FUND

	Class III Shares
	Year Ended February 28/29,
	2013		2012		2011	2010		2009
Net asset value, beginning of period	$21.60		$23.85		$17.75	$11.06		$22.42

Income (loss) from investment operations:
Net investment income (loss)†	0.34		0.73		0.16	0.25		0.59
Net realized and unrealized gain (loss)	(0.87)		(1.04)		6.30	6.89	(a)	(10.80)

Total from investment operations	(0.53)		(0.31)		6.46	7.14		(10.21)

Less distributions to shareholders:
From net investment income	(0.23)		(1.09)		(0.36)	(0.45)		(0.30)
From net realized gains	(0.41)		(0.85)		—	—		(0.85)

Total distributions	(0.64)		(1.94)		(0.36)	(0.45)		(1.15)

Net asset value, end of period	$20.43		$21.60		$23.85	$17.75		$11.06

Total Return(b)	(2.25)%		0.15%		36.71%	64.80%		(47.14)%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$56,283		$74,971		$146,857	$91,176		$100,176
Net expenses to average daily net assets	1.38	%(c)(d)	1.36	%(d)	1.33%	1.35	%(c)(d)	1.32	%(c)
Net investment income (loss) to average daily net assets	1.71%		3.16%		0.78%	1.55%		3.42%
Portfolio turnover rate	156%		105%		129%	106%		88%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.00	(e)	—		—	—		—
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):	$0.04		$0.08		$0.09	$0.06		$0.03
(a)	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain/loss for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.
(b)	Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares and assumes the effect of reinvested distributions.
(c)	The net expense ratio does not include the effect of expense reductions (Note 2).
(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(e)	Ratio is less than 0.01%.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	45

GMO Trust Funds

Notes to Financial Statements

February 28, 2013

1.	Organization

Each of GMO Emerging Countries Fund, Emerging Domestic Opportunities Fund, Emerging Markets Fund, and Taiwan Fund (each a “Fund” and collectively the “Funds”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (Funds) and to subdivide Funds into classes. The Funds are advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”).

For cash management purposes, the Funds may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

The following table provides information about the Funds’ principal investment objectives and benchmarks (if any):

Fund Name	Benchmark	Principal Investment Objective
Emerging Countries Fund	S&P/IFCI Composite Index	Total return in excess of benchmark
Emerging Domestic Opportunities Fund	Not Applicable	Total return
Emerging Markets Fund	S&P/IFCI Composite Index	Total return in excess of benchmark
Taiwan Fund	MSCI Taiwan Index	Total return in excess of benchmark

Emerging Countries Fund and Taiwan Fund currently limit subscriptions.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Funds in preparing these financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Funds are maintained in U.S. Dollars.

Portfolio valuation

Exchange-traded securities (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. Unlisted securities (including debt instruments) for which market quotations are readily available are valued at the most recent quoted price. In the case of non-emerging market debt instruments with a remaining maturity of sixty days or less, the instrument may be valued at amortized cost which approximates market value, if the issuer is deemed to present minimal credit risk. Shares of open-end registered investment companies are valued at their most recent net asset value. If quotations are not readily available or circumstances make an existing valuation methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in pricing, and in particular fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See the table below for information about securities and derivatives, if any, that were fair valued using methods determined in good faith by or at the direction of the Trustees. The Funds classify such securities as Level 3 (levels defined below). For the year ended February 28, 2013, the Funds did not reduce the value of any of their over-the-counter (“OTC”) derivatives contracts, if any, based on the creditworthiness of their counterparties. See Note 4 “Derivative financial instruments” for a further discussion on valuation of derivatives.

The foregoing pricing methodologies are modified for equity securities listed on foreign exchanges and that trade in securities markets that are closed prior to the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE). In those cases, the value will generally be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close. The table below shows the percentage of the net assets of the Funds that were valued using fair value inputs obtained from that independent pricing service as of February 28, 2013. These securities listed on foreign exchanges (including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE)) are classified as being valued using Level 2 inputs (levels defined below) in the table below.

46

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security. If an updated quote for a debt instrument is not available by the time that the Funds calculate their net asset value on any business day, the Funds will generally use a quoted price from a prior day to value that security.

As discussed above, certain of the Funds invest in securities and/or derivatives which may have been fair valued using methods determined in good faith by or at the direction of the Trustees or which may have been valued using fair value inputs obtained from an independent pricing service. The net aggregate direct and/or indirect exposure to these valuation methodologies (based on each Fund’s net assets) as of February 28, 2013 is as follows:

Securities

Fund Name	Fair valued using methods determined in good faith by or at the direction of the Trustees	Fair valued using inputs obtained from an independent pricing service
Emerging Countries Fund	0.9%	74.8%
Emerging Domestic Opportunities Fund	2.7%	66.6%
Emerging Markets Fund	1.0%	74.8%
Taiwan Fund	0.0%*	96.4%

*	Represents the interest in securities that were determined to have a fair value of zero at February 28, 2013.

Derivatives

Fund Name	Swap agreements fair valued using inputs obtained from an independent pricing service
Emerging Countries Fund	—
Emerging Domestic Opportunities Fund	—
Emerging Markets Fund	0.0	%*
Taiwan Fund	—

*	Rounds to 0.0%.

U.S. GAAP requires the Funds to disclose the fair value of their investments in a three-level hierarchy (Levels 1, 2 and 3). The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Funds’ investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the fair value hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between levels.

U.S. GAAP requires additional disclosures about fair value measurements for material Level 3 securities and derivatives, if any, (determined by each category of asset or liability as compared to a Fund’s total net assets separately identified in the “Valuation Inputs” table below). At February 28, 2013, there were no direct material Level 3 classes of investments or derivatives with significant unobservable inputs subject to this additional disclosure.

47

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities, certain U.S. government obligations with a remaining maturity of greater than 60 days, derivatives actively traded on a national securities exchange (such as some futures and options), and shares of open-end mutual funds (even if their investments are valued using Level 2 or Level 3 inputs).

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

The types of assets and liabilities categorized in Level 2 generally include debt securities such as U.S. government securities with a remaining maturity of less than 60 days valued at amortized cost; certain OTC derivatives such as swaps, options, swaptions, and forward currency contracts valued using industry standard models; certain restricted securities valued at the most recent available market or quoted price; and certain foreign equity securities that are adjusted based on inputs from an independent pricing service approved by the Trustees, including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE) to reflect estimated valuation changes through the NYSE close.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

The types of assets and liabilities categorized in Level 3 generally include, but are not limited to, securities whose trading has been suspended or that have been de-listed from their current primary trading exchange valued at the most recent available market or quoted price; securities in default or bankruptcy proceedings for which there is no current market quotation valued at the most recent available market or quoted price; third-party investment funds where valuations are provided by fund sponsors and which are adjusted for liquidity considerations as well as the timing of the receipt of information; and certain securities that are valued at the local price and adjusted by applying a premium or discount when the holdings exceed foreign ownership limitations.

The following is a summary of the respective levels assigned to the Funds’ direct securities and derivatives, if any, as of February 28, 2013:

Valuation Inputs as of February 28, 2013

Description	Level 1	Level 2	Level 3		Total
Emerging Countries Fund
Asset Valuation Inputs
Common Stocks
Brazil	$10,847,817	$—	$—		$10,847,817
Chile	449,314	—	—		449,314
China	1,392,057	30,130,729	—		31,522,786
Czech Republic	—	2,609,441	—		2,609,441
Egypt	—	1,963,442	—		1,963,442
Hungary	—	305,498	—		305,498
India	988,466	4,294,084	250,834		5,533,384
Indonesia	675,792	8,934,108	—		9,609,900
Malaysia	—	598,522	—		598,522
Mexico	3,737,015	—	—		3,737,015
Morocco	—	322,684	—		322,684
Peru	1,835,852	—	—		1,835,852
Philippines	361,887	3,309,345	—		3,671,232
Poland	—	3,257,925	—		3,257,925
Russia	37,826	17,322,419	—		17,360,245
South Africa	162,249	3,368,080	—		3,530,329
South Korea	1,829,238	15,735,855	—		17,565,093
Sri Lanka	—	62,779	—		62,779
Switzerland	—	28,527	—		28,527
Taiwan	48,156	7,219,529	0	*	7,267,685
Thailand	—	5,602,023	1,035,503		6,637,526
Turkey	—	3,325,543	—		3,325,543

48

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

Description	Level 1		Level 2	Level 3	Total
Emerging Countries Fund (continued)
Asset Valuation Inputs (continued)
United Kingdom	$52,140		$603,780	$—	$655,920
United States	557,330		—	—	557,330

TOTAL COMMON STOCKS	22,975,139		108,994,313	1,286,337	133,255,789

Preferred Stocks
Brazil	10,405,001		—	—	10,405,001
Russia	—		3,021,123	—	3,021,123
South Korea	—		826,089	—	826,089

TOTAL PREFERRED STOCKS	10,405,001		3,847,212	—	14,252,213

Investment Funds
United States	1,459,669		—	—	1,459,669

TOTAL INVESTMENT FUNDS	1,459,669		—	—	1,459,669

Rights/Warrants
Brazil	0	*	—	—	0	*

TOTAL RIGHTS/WARRANTS	0	*	—	—	0	*

Mutual Funds
United States	1,204,052		—	—	1,204,052

TOTAL MUTUAL FUNDS	1,204,052		—	—	1,204,052

Short-Term Investments	531,565		—	—	531,565

Total Investments	36,575,426		112,841,525	1,286,337	150,703,288

Total	$36,575,426		$112,841,525	$1,286,337	$150,703,288

Emerging Domestic Opportunities Fund
Asset Valuation Inputs
Common Stocks
Belgium	$—		$10,232,166	$—	$10,232,166
Brazil	58,218,531		—	—	58,218,531
China	27,593,676		137,446,671	—	165,040,347
France	—		21,687,956	—	21,687,956
India	—		65,214,035	—	65,214,035
Indonesia	—		76,680,754	—	76,680,754
Malaysia	—		22,666,786	—	22,666,786
Mexico	98,853,577		—	—	98,853,577
Nigeria	—		11,976,784	—	11,976,784
Panama	44,138,334		—	—	44,138,334
Peru	23,111,918		—	—	23,111,918
Philippines	2,479,412		146,580,872	—	149,060,284
Russia	5,405,810		38,249,812	—	43,655,622
South Africa	—		42,491,735	—	42,491,735
Switzerland	—		5,486,710	—	5,486,710
Thailand	—		172,355,900	44,535,710	216,891,610
Turkey	—		109,105,759	—	109,105,759
United Kingdom	—		215,833,308	—	215,833,308
United States	112,672,953		—	—	112,672,953

TOTAL COMMON STOCKS	372,474,211		1,076,009,248	44,535,710	1,493,019,169

Preferred Stocks
Brazil	6,762,019		—	—	6,762,019

TOTAL PREFERRED STOCKS	6,762,019		—	—	6,762,019

49

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

Description	Level 1	Level 2	Level 3		Total
Emerging Domestic Opportunities Fund (continued)
Asset Valuation Inputs (continued)
Investment Funds
Thailand	$—	$5,029,383	$—		$5,029,383
United States	38,884,508	—	—		38,884,508

TOTAL INVESTMENT FUNDS	38,884,508	5,029,383	—		43,913,891

Debt Obligations
India	—	4,799,592	—		4,799,592

TOTAL DEBT OBLIGATIONS	—	4,799,592	—		4,799,592

Mutual Funds
United States	49,003,861	—	—		49,003,861

TOTAL MUTUAL FUNDS	49,003,861	—	—		49,003,861

Short-Term Investments	16,524,640	—	—		16,524,640

Total Investments	483,649,239	1,085,838,223	44,535,710		1,614,023,172

Total	$483,649,239	$1,085,838,223	$44,535,710		$1,614,023,172

Emerging Markets Fund
Asset Valuation Inputs
Common Stocks
Brazil	$741,785,545	$—	$—		$741,785,545
Chile	30,216,681	—	—		30,216,681
China	108,145,441	2,138,401,335	0	*	2,246,546,776
Czech Republic	—	161,553,528	—		161,553,528
Egypt	—	139,333,241	—		139,333,241
France	—	3,072,910	—		3,072,910
Hungary	—	20,402,813	—		20,402,813
India	76,176,395	303,330,122	25,023,685		404,530,202
Indonesia	37,594,813	624,783,917	—		662,378,730
Kazakhstan	—	16,593,509	—		16,593,509
Malaysia	—	34,046,955	—		34,046,955
Mexico	313,165,616	—	—		313,165,616
Morocco	—	9,109,714	—		9,109,714
Nigeria	—	4,709,081	—		4,709,081
Panama	34,287,560	—	—		34,287,560
Peru	123,659,550	—	—		123,659,550
Philippines	30,199,601	242,024,259	—		272,223,860
Poland	—	225,900,392	—		225,900,392
Russia	5,447,272	1,186,077,536	1,350		1,191,526,158
South Africa	20,492,856	230,314,775	—		250,807,631
South Korea	67,366,754	1,144,066,327	3,724,493		1,215,157,574
Sri Lanka	—	2,477,754	1,645,629		4,123,383
Switzerland	—	2,103,714	—		2,103,714
Taiwan	2,070,890	500,006,207	—		502,077,097
Thailand	—	458,262,074	56,616,814		514,878,888
Turkey	302,133	290,075,032	0	*	290,377,165
United Kingdom	2,805,132	39,458,455	—		42,263,587
United States	30,371,451	—	—		30,371,451

TOTAL COMMON STOCKS	1,624,087,690	7,776,103,650	87,011,971		9,487,203,311

50

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

Description	Level 1		Level 2	Level 3		Total
Emerging Markets Fund (continued)
Asset Valuation Inputs (continued)
Preferred Stocks
Brazil	$735,757,779		$—	$—		$735,757,779
Russia	88,935		243,539,724	—		243,628,659
South Korea	—		61,969,512	—		61,969,512

TOTAL PREFERRED STOCKS	735,846,714		305,509,236	—		1,041,355,950

Investment Funds
China	—		—	2,254,617		2,254,617
India	—		—	11,315,764		11,315,764
Poland	—		—	208,208		208,208
Russia	—		—	7,265,136		7,265,136
Thailand	—		3,155,536	—		3,155,536
Ukraine	—		—	4,000		4,000
United States	173,357,867		—	—		173,357,867

TOTAL INVESTMENT FUNDS	173,357,867		3,155,536	21,047,725		197,561,128

Rights/Warrants
Brazil	0	*	—	—		0	*

TOTAL RIGHTS/WARRANTS	0	*	—	—		0	*

Mutual Funds
United States	37,905,924		4,355	—		37,910,279

TOTAL MUTUAL FUNDS	37,905,924		4,355	—		37,910,279

Short-Term Investments	13,708,393		—	—		13,708,393

Total Investments	2,584,906,588		8,084,772,777	108,059,696		10,777,739,061

Derivatives**
Swap Agreements
Equity risk	—		1,190,113	—		1,190,113

Total Derivatives	—		1,190,113	—		1,190,113

Total	$2,584,906,588		$8,085,962,890	$108,059,696		$10,778,929,174

Taiwan Fund
Asset Valuation Inputs
Common Stocks
Taiwan	$108,225		$54,256,268	$0	*	$54,364,493

TOTAL COMMON STOCKS	108,225		54,256,268	0	*	54,364,493

Investment Funds
United States	1,480,954		—	—		1,480,954

TOTAL INVESTMENT FUNDS	1,480,954		—	—		1,480,954

Mutual Funds
United States	735,075		—	—		735,075

TOTAL MUTUAL FUNDS	735,075		—	—		735,075

Short-Term Investments	244,700		—	—		244,700

Total Investments	2,568,954		54,256,268	0	*	56,825,222

Total	$2,568,954		$54,256,268	$0	*	$56,825,222

51

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

The risks referenced in the tables above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

*	Represents an interest in securities that were determined to have a value of zero as of February 28, 2013.

**	The tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset values than the uncertainties surrounding inputs for a non-derivative security with the same market value.

The underlying funds held at year end are classified above as Level 1 or Level 2. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ Notes to Financial Statements.

For all Funds for the year ended February 28, 2013, there were no material transfers between Level 1 and Level 2.

The following is a reconciliation of securities and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 29, 2012	Purchases	Sales	Accrued Discounts/ Premiums	Total Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers into level 3 *		Transfers out of level 3 *		Balances as of February 28, 2013		Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of February 28, 2013
Emerging Countries Fund
Common Stocks
Egypt	$154,390	$—	$—	$—	$—	$(106,669)	$—		$(47,721	)**	—		$—
India	1,001,378	516,929	(923,087)	—	33,285	(89,343)	18,986	**	(307,314	)**	250,834		(41,757)
Taiwan	9,602	—	—	—	—	(9,602)	—		—		0	***	—
Thailand	6,284,945	3,290,871	(5,330,877)	—	1,581,796	(181,380)	—		(4,609,852	)**	1,035,503		(187,453)

Total	$7,450,315	$3,807,800	$(6,253,964)	$—	$1,615,081	$(386,994)	$18,986		$(4,964,887)		$1,286,337		$(229,210)

Emerging Domestic Opportunities Fund
Common Stocks
India	$3,241,500	$9,091,376	$(5,597,714)	$—	$(326,049)	$200,688	$—		$(6,609,801	)**	$—		$—
Thailand	44,468,502	105,611,488	(78,713,414)	—	19,827,565	15,048,650	—		(61,707,081	)**	44,535,710		11,066,055

Total	$47,710,002	$114,702,864	$(84,311,128)	$—	$19,501,516	$15,249,338	$—		$(68,316,882)		$44,535,710		$11,066,055

Emerging Markets Fund
Common Stocks
Egypt	$7,003,881	$—	$—	$—	$—	$(4,839,036)	$—		$(2,164,845	)**	$—		$—
India	38,790,855	41,878,901	(53,816,229)	—	3,519,069	(2,793,473)	—		(2,555,438	)**	25,023,685		(2,659,086)
Russia	364,887	—	(366,003)	—	43,660	(41,194)	—		—		1,350		—
South Korea	—	—	—	—	—	—	3,724,493	**	—		3,724,493		—
Sri Lanka	1,721,903	—	—	—	—	(76,274)	—		—		1,645,629		(76,274)
Thailand	374,171,496	187,987,025	(260,492,985)	—	83,732,005	14,867,244	—		(343,647,971	)**	56,616,814		(2,064,701)

Total Common Stock	$422,053,022	$229,865,926	$(314,675,217)	$—	$87,294,734	$7,117,267	$3,724,493		$(348,368,254)		$87,011,971		$(4,800,061)

Investment Funds
China	$10,905,267	$—	$(8,832,339)	$—	$4,936,154	$(4,754,465)	$—		$—		$2,254,617		$22,942
India	11,894,392	—	(247,852)	—	(76,342)	(254,434)	—		—		11,315,764		13,615
Poland	235,581	—	—	—	—	(27,373)	—		—		208,208		(27,373)
Russia	8,542,075	—	(1,064,344)	—	(65,531)	(147,064)	—		—		7,265,136		(147,064)
Ukraine	4,000	—	—	—	—	—	—		—		4,000		—

Toal Investment Funds	$31,581,315	$—	$(10,144,535)	$—	$4,794,281	$(5,183,336)	$—		$—		$21,047,725		$(137,880)

52

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

	Balances as of February 29, 2012	Purchases	Sales	Accrued Discounts/ Premiums	Total Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers into level 3 *	Transfers out of level 3 *	Balances as of February 28, 2013	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of February 28, 2013
Emerging Markets Fund (continued)
Debt Obligations
Poland	$26,640,488	$—	$(31,817,802)	$—	$2,312,327	$2,864,987	$—	$—	$—	$—

Total	$480,274,825	$229,865,926	$(356,637,554)	$—	$94,401,342	$4,798,918	$3,724,493	$(348,368,254)	$108,059,696	$(4,937,941)

*	The Funds account for securities and derivatives, if any, transferred into and out of Level 3 at the value at the end of the year.
**	Financial assets transferred between Level 2 and Level 3 were due to a change in observable and/or unobservable inputs.
***	Represents an interest in securities that were determined to have a value of zero as of February 28, 2013.

The net aggregate direct and/or indirect exposure to investments in securities using Level 3 inputs (based on the Funds’ net assets) as of February 28, 2013 were as follows.

Fund Name	Level 3 securities
Emerging Countries Fund	0.9%
Emerging Domestic Opportunities Fund	2.7%
Emerging Markets Fund	1.0%
Taiwan Fund	0.0%*

*	Represents the interest in securities that were determined to have a fair value of zero at February 28, 2013.

Cash

Cash and Foreign Currency, if any, on the Statements of Assets and Liabilities, consists of cash balances held with the custodian.

Due to/from broker

Due to/from broker in the Statements of Assets and Liabilities includes collateral on swap agreements, futures contracts, option contracts and forward currency contracts, if any.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. Dollars at the close of regular trading on the NYSE, generally at 4:00 pm Boston time. Income and expenses denominated in foreign currencies are typically translated into U.S. Dollars at the close of regular trading on the NYSE. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Taxes and distributions

Each Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Each Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, each Fund makes no provision for U.S. federal income or excise taxes. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country’s tax treaty with the United States. The foreign withholding rates applicable to a Fund’s investments in certain jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders.

Each Fund’s policy is to declare and pay distributions of its net investment income, if any, semi-annually. Each Fund also intends to distribute net realized short-term and long-term capital gains, if any, at least annually. Typically, all distributions are reinvested in additional shares of each Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by each Fund on the ex-dividend date.

53

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

Foreign taxes paid by each Fund may be treated, to the extent permissible under the Code and if that Fund so elects, as if paid by U.S. shareholders of that Fund.

Each Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. Taxes related to capital gains realized during the year ended February 28, 2013, if any, are reflected as part of Net realized gain (loss) in the Statements of Operations. Changes in tax liabilities related to capital gain taxes on unrealized investment gains, if any, are reflected as part of Change in net unrealized appreciation (depreciation) in the Statements of Operations. Transaction-based charges are generally calculated as a percentage of the transaction amount.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will likely reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences for each Fund primarily relate to reasons described in the following table:

Differences related to:	Emerging Countries Fund	Emerging Domestic Opportunities Fund	Emerging Markets Fund	Taiwan Fund
Capital loss carry forwards	X		X	X
Derivative contract transactions			X
Foreign capital gains taxes		X
Foreign currency transactions	X	X	X	X
Late-year ordinary losses		X		X
Differing treatment on security exchange			X
Losses on wash sale transactions	X	X	X	X
Partnership interest tax allocations			X
Passive foreign investment company transactions	X	X	X
Post-October capital losses	X		X	X

54

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

The tax character of distributions declared to shareholders is as follows:

	Tax year ended February 28, 2013			Tax year ended February 29, 2012

Fund Name	Ordinary Income (including any net short-term capital gain) ($)	Net Long- Term Capital Gain ($)	Total Distributions ($)	Ordinary Income (including any net short-term capital gain) ($)	Net Long- Term Capital Gain ($)	Total Distributions ($)
Emerging Countries Fund	3,051,239	—	3,051,239	3,701,663	—	3,701,663
Emerging Domestic Opportunities Fund	17,277,065	881,678	18,158,743	1,903,453	—	1,903,453
Emerging Markets Fund	231,074,554	—	231,074,554	191,474,338	1,423,716,583	1,615,190,921
Taiwan Fund	662,311	1,307,293	1,969,604	3,450,100	2,700,189	6,150,289

Distributions in excess of tax basis earnings and profits, if significant, are reported in the Funds’ financial statements as a return of capital.

As of February 28, 2013, the components of distributable earnings on a tax basis and other tax attributes consisted of the following:

Fund Name	Undistributed Ordinary Income (including any net short-term capital gain) ($)	Undistributed Net Long-Term Capital Gain ($)	Late-Year Ordinary Loss Deferral ($)	Capital Loss Carryforwards ($)	Post-October Capital Losses ($)
Emerging Countries Fund	89,527	—	(34,100)	(20,334,778)	—
Emerging Domestic Opportunities Fund	22,619,543	8,487,255	—	—	—
Emerging Markets Fund	11,196,422	—	—	(344,771,231)	—
Taiwan Fund	262,504	—	(142,320)	(4,972,468)	—

As of February 28, 2013, the Funds listed below had capital loss carryforwards available to offset future realized gains if any, to the extent permitted by the Code. Net capital losses recognized in taxable years beginning on or after March 1, 2011 are carried forward without expiration and generally retain their short-term and/or long-term tax character, as applicable. In addition, such losses should be utilized prior to losses scheduled to expire on or before February 28, 2019. As a result of this ordering rule, losses that are subject to expiration may expire unused. Utilization of the capital loss carryforwards, post-October capital losses, and losses realized subsequent to February 28, 2013, if any, could be subject to further limitations imposed by the Code related to share ownership activity. The Funds’ capital loss carryforwards are as follows:

Fund Name	Short-Term ($)		Total Short- Term ($)	Long-Term ($)
	Expiration Date 2/28/2018	No Expiration Date		No Expiration Date
Emerging Countries Fund	(17,038,014)	(3,296,764)	(20,334,778)	—
Emerging Domestic Opportunities Fund	—	—	—	—
Emerging Markets Fund	—	(275,866,167)	(275,866,167)	(68,905,064)
Taiwan Fund	—	(4,972,468)	(4,972,468)	—

55

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

As of February 28, 2013, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in the value of investments were as follows:

Fund Name	Aggregate Cost ($)	Gross Unrealized Appreciation ($)	Gross Unrealized (Depreciation) ($)	Net Unrealized Appreciation (Depreciation) ($)
Emerging Countries Fund	153,103,088	10,851,374	(13,251,174)	(2,399,800)
Emerging Domestic Opportunities Fund	1,447,457,563	190,765,133	(24,199,524)	166,565,609
Emerging Markets Fund	10,607,996,399	940,108,544	(770,365,882)	169,742,662
Taiwan Fund	59,775,967	1,542,769	(4,493,514)	(2,950,745)

The Funds are subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. United States and non-U.S. tax rules (including the interpretation and application of tax laws) are subject to change. The Funds file tax returns and/or adopt certain tax positions in various jurisdictions. Non-U.S. taxes are provided for based on the Funds’ understanding of the prevailing tax rules of the non-U.S. markets in which they invest. Recently enacted tax rules, including interpretations of tax laws (e.g., regulations pertaining to the U.S. Foreign Account Tax Compliance Act) and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Funds and their investors are taxed prospectively and/or retroactively. Prior to the expiration of the relevant statutes of limitations, if any, the Funds are subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns they have filed and the tax positions they have adopted. The Funds’ U.S. federal income tax returns are generally subject to examination by the Internal Revenue Service for a period of three years after they are filed. State, local and/or non-U.S. tax returns and/or other filings may be subject to examination for different periods, depending upon the tax rules of each applicable jurisdiction.

Security transactions and related investment income

Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset valuations, the Funds’ policy is that security transactions are generally accounted for on the following business day. The Manager may override that policy and a Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when a Fund is informed of the ex-dividend date. Income dividends and capital gain distributions from the underlying funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation- indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or investment loss. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Funds use the identified cost basis.

Expenses

Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses and realized and unrealized gains and losses are allocated among the classes of shares of the Fund, if applicable, based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class’s operations. In addition, the Funds may incur fees and expenses indirectly as a shareholder in the underlying funds (See Note 5).

Brown Brothers Harriman & Co. (“BBH”) serves as the Funds’ custodian and fund accounting agent. State Street Bank and Trust Company (“State Street”) serves as the Funds’ transfer agent. Prior to December 31, 2012, State Street’s fees may have been reduced by an earnings allowance calculated on the average daily cash balances a Fund maintains with the agent. Prior to December 31, 2012, each Fund received the benefit of any earnings allowance. Earnings allowances received prior to December 31, 2012 are reported as a reduction of expenses in the Statements of Operations. Effective January 1, 2013, any cash balances maintained at State Street are held in a Demand Deposit Account and interest income earned, if any, is shown as interest income in the Statements of Operations.

Purchases and redemptions of Fund shares

Purchase premiums and redemption fees (if applicable) are paid to and retained by a Fund to help offset estimated portfolio transaction costs and other related costs (e.g., bid to ask spreads, stamp duties and transfer fees) incurred by the Fund (directly or indirectly through investments in underlying funds) as a result of the purchase or redemption by allocating estimated transaction costs to the purchasing or redeeming shareholder. Such fees are recorded as a component of the Funds’ net share transactions. A Fund may impose a new purchase premium and/or redemption fee or modify an existing fee at any time.

56

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

Purchase premiums are not charged on reinvestments of distributions. Redemption fees apply to all shares of a Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions). If the Manager determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, it ordinarily will waive or reduce the purchase premium or redemption fee with respect to that portion. The Manager also may waive or reduce the purchase premium or redemption fee relating to a cash purchase or redemption of a Fund’s shares if the Fund will not incur transaction costs or will incur reduced transaction costs.

The Manager will waive or reduce the purchase premium when securities are used to purchase a Fund’s shares except to the extent that the Fund incurs transaction costs (e.g., stamp duties or transfer fees) in connection with its acquisition of those securities. The Funds may waive or reduce redemption fees when they use portfolio securities to redeem their shares. However, when a substantial portion of a Fund is being redeemed in-kind, the Fund may nonetheless charge a redemption fee equal to known or estimated costs.

Purchase premiums or redemption fees generally will not be waived for purchases and redemptions of Fund shares executed through brokers or agents, including, without limitation, intermediary platforms that are allowed pursuant to agreements with the Trust to transmit orders for purchases and redemptions the day after those orders are received.

As of February 28, 2013, the premium on cash purchases and the fee on cash redemptions were as follows:

	Emerging Countries Fund	Emerging Domestic Opportunities Fund	Emerging Markets Fund	Taiwan Fund
Purchase Premium	—	0.80%	0.80%	0.15%
Redemption Fee	—	0.80%	0.80%	0.45%

Other matters

Emerging Markets Fund (“EMF”)

Indian regulators alleged in 2002 that EMF violated some conditions under which it was granted permission to operate in India and have restricted EMF’s locally held assets pending resolution of the dispute. Although these locally held assets remain the property of EMF, a portion of the assets are not permitted to be withdrawn from EMF’s local custodial account located in India. The amount of restricted assets is small relative to the size of EMF, representing approximately 0.10% of the Fund’s total net assets as of February 28, 2013. The effect of this claim on the value of the restricted assets, and all matters relating to EMF’s response to these allegations, are subject to the supervision and control of the Trust’s Board of Trustees. The costs in respect of this matter are being borne by EMF.

GMO Special Purpose Holding Fund (“SPHF”), an investment of EMF, has litigation pending against various entities related to the 2002 fraud and related default of securities previously held by SPHF. In March 2013, SPHF entered into a settlement agreement with Credit Suisse Securities (USA) LLC in connection with the NPF Securities offering. See Note 11 “Subsequent events” for more information. During the year ended February 28, 2013, EMF received no distributions from SPHF in connection with the defaulted securities or the related litigation.

Recently-issued accounting guidance

In December 2011, the Financial Accounting Standards Board issued “Disclosures about Offsetting Assets and Liabilities”. The pronouncement creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statements of Assets and Liabilities or subject to enforceable master netting arrangements or similar agreements. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. The Manager is currently evaluating the application of the pronouncement and its impact, if any, on the Funds’ financial statements.

57

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

3.	Investment and other risks

The following chart identifies selected risks associated with each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

	Emerging Countries Fund	Emerging Domestic Opportunities Fund	Emerging Markets Fund	Taiwan Fund
Market Risk – Equity Securities Risk	X	X	X	X
Liquidity Risk	X	X	X	X
Smaller Company Risk	X	X	X	X
Derivatives Risk	X	X	X	X
Non-U.S. Investment Risk	X	X	X	X
Currency Risk	X	X	X	X
Focused Investment Risk	X	X	X	X
Leveraging Risk	X	X	X	X
Counterparty Risk	X	X	X	X
Market Disruption and Geopolitical Risk	X	X	X	X
Large Shareholder Risk	X	X	X	X
Management and Operational Risk	X	X	X	X
Fund of Funds Risk	X	X	X	X
Non-Diversified Funds	X	X	X	X

Investing in mutual funds involves many risks. The risks of investing in a particular Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Funds. Funds could be subject to additional risks because of the types of investments they make and market conditions, which may change over time.

Each Fund that invests in other GMO Funds and other investment companies is exposed to the risks to which the underlying funds in which it invests are exposed. Therefore, unless otherwise noted, the selected risks summarized below include both direct and indirect risks, and, references in this section to investments made by a Fund include those made both directly by the Fund and indirectly by the Fund through other GMO Funds and other investment companies.

An investment in a Fund is not a bank deposit and, therefore, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

• MARKET RISK. All of the Funds are subject to market risk, which is the risk that the market value of their holdings will decline. Market risks include:

Equity Securities Risk. Funds with equity investments run the risk that the market prices of those investments will decline. The market price of an equity investment may decline for reasons that directly relate to the issuing company, such as poor management performance or reduced demand for its goods or services. It also may decline due to factors that affect a particular industry, such as a decline in demand, labor or raw material shortages or increased production costs. In addition, market prices may decline as a result of general market conditions not specifically related to a

58

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. Equity investments generally have significant price volatility and the market price of equity investments can decline in a rapid or unpredictable manner.

The Funds invest a substantial portion of their assets in equities and as a result, declines in stock market prices generally are likely to reduce the net asset values of those Funds’ shares.

If a Fund purchases equity investments at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not appreciate to or will decline from that value for a variety of reasons, one of which may be the Manager’s overestimation of the value of those investments.

Equity investments trading at high multiples of current earnings often are more sensitive to changes in future earnings expectations than those of other securities.

• LIQUIDITY RISK. Liquidity risk is the risk that low trading volume, lack of a market maker, large position size or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits or prevents a Fund from selling particular securities or unwinding derivative positions at desirable prices. A Fund is also exposed to liquidity risk when it has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements, writing a put, or closing a short position). All of the Funds are subject to liquidity risk to some extent but those with the greatest risk have principal investment strategies that involve investment in asset-backed securities, emerging country debt securities, securities of companies with smaller market capitalizations or smaller total float-adjusted market capitalizations and emerging market securities. These types of investments can be difficult to value, resulting in differences between the price at which they are sold and the value at which they are carried on the books of a Fund. In addition, TIPS have exhibited periods of greatly reduced liquidity when disruptions in fixed income markets have occurred, such as the events surrounding the bankruptcy of Lehman Brothers in 2008. Less liquid securities are more susceptible than other securities to price declines when markets decline generally.

All of the Funds with benchmarks may buy securities that are less liquid than those in their benchmarks.

• SMALLER COMPANY RISK. Companies with smaller market capitalizations, including small- and mid-cap companies, may have limited product lines, markets, or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. In addition, their securities often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more than the securities of companies with larger market capitalizations. In addition, market risk and liquidity risk are particularly pronounced for securities of these companies.

• DERIVATIVES RISK. All of the Funds may invest in derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates or indices. Derivatives include futures, non-U.S. currency contracts, swap agreements, reverse repurchase agreements and other OTC contracts. Derivatives may relate to securities, interest rates, currencies or currency exchange rates, inflation rates, commodities and indices.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. In particular, a Fund’s use of OTC derivatives exposes it to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations. An OTC derivatives contract typically can be closed only with the consent of the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund, and if it does, the Fund may decide not to pursue its claims against the counterparty to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts, or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

A Fund may invest in derivatives that (i) do not require the counterparty to post collateral (e.g., forward currency contracts), (ii) require collateral but that do not provide for the Fund’s security interest in it to be perfected, (iii) require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or (iv) do not require that collateral be regularly marked-to-market. When a counterparty’s obligations are not fully secured by collateral, a Fund runs the risk of having limited recourse if the counterparty defaults. Even when obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. The Funds may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Funds. Derivatives risk is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. In addition, during those periods, a Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

59

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

Derivatives also present other risks described in this section, including market risk, liquidity risk, currency risk, credit risk and counterparty risk. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used may not produce valuations that are consistent with the values a Fund realizes when it closes or sells an OTC derivative. Valuation risk is more pronounced when a Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of a Fund’s net asset value. Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates or indices they are designed to track.

A Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of a Fund, the Funds will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce a Fund’s risk exposures, potentially resulting in losses for the Fund.

When a Fund uses credit default swaps to obtain synthetic long exposure to a fixed income security such as a debt instrument or index of debt instruments, the Fund is exposed to the risk that it will be required to pay the full notional value of the swap agreement in the event of a default.

Swap agreements and other OTC derivatives are highly susceptible to liquidity risk (see “Liquidity Risk” above) and counterparty risk (see “Counterparty Risk” below), and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself.

The U.S. government recently enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. Because the legislation leaves much to rule making (and many of the rules are not yet final), its ultimate impact remains unclear.

• NON-U.S. INVESTMENT RISK. Funds that invest in non-U.S. securities are subject to additional and more varied risks than Funds whose investments are limited to U.S. securities. The securities markets of many non-U.S. countries include securities of only a limited number of companies in a limited number of industries. As a result, the market prices of many of those securities fluctuate more than those of U.S. securities. In addition, issuers of non-U.S. securities often are not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, custody and auditing standards of non-U.S. countries differ, in some cases significantly, from U.S. standards. Non-U.S. portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs. A Fund may be subject to non-U.S. taxation, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends or interest it receives on non-U.S. investments, (ii) transactions in those investments and (iii) the repatriation of proceeds generated from the sale of those investments. Transaction-based charges are generally calculated as a percentage of the transaction amount. In addition, some jurisdictions may limit the Fund’s ability to profit from short term trading (as defined in the relevant jurisdiction).

Also, investing in non-U.S. securities exposes a Fund to the risk of nationalization, expropriation or confiscatory taxation of assets of their issuers, adverse changes in investment regulations, capital requirements or exchange controls (which may include suspension of the ability to transfer currency from a country), and adverse political and diplomatic developments.

In some non-U.S. markets, custody arrangements for securities provide significantly less protection than custody arrangements in U.S. markets, and prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose a Fund to credit and other risks it does not have in the U.S. with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Fluctuations in non-U.S. currency exchange rates also will affect the market value of a Fund’s non-U.S. investments (see “Currency Risk” below).

U.S. investors are required to maintain a license to invest directly in many non-U.S. markets. These licenses are often subject to limitations, including maximum investment amounts. Once a license is obtained, a Fund’s ability to continue to invest directly is subject to the risk that the license will be terminated or suspended. If a license is terminated or suspended, to obtain exposure to the market the Fund will be required to purchase American Depositary Receipts, Global Depositary Receipts, shares of other funds that are licensed to invest directly, or derivative instruments. The receipt of a non-U.S. license by one of the Manager’s clients may preclude other clients, including a Fund, from obtaining a similar license, and this could limit the Fund’s investment opportunities. In addition, the activities of another of the Manager’s clients could cause the suspension or revocation of a license and thereby limit the Funds’ investment opportunities.

Funds that invest a significant portion of their assets in securities of issuers tied economically to emerging countries (or investments related to emerging markets) are subject to greater non-U.S. investment risk than Funds investing primarily in more developed non-U.S. countries (or markets). The risks of investing in those securities include: greater fluctuations in currency exchange rates; increased risk of default (by both

60

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war or natural disaster); increased risk of nationalization, expropriation, or other confiscation of assets of issuers of securities in a Fund’s portfolio; greater governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on non-U.S. investment, capital controls and limitations on repatriation of invested capital, dividends, interest and other income and on a Fund’s ability to exchange local currencies for U.S. Dollars; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); unavailability of currency hedging techniques; differences in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement; difficulties in obtaining and/or enforcing legal judgments; and significantly smaller market capitalizations of issuers.

• CURRENCY RISK. Currency risk is the risk that fluctuations in exchange rates will adversely affect the market value of a Fund’s investments. Currency risk includes the risk that the non-U.S. currencies in which a Fund’s investments are traded, in which a Fund receives income or in which a Fund has taken a position, will decline in value relative to the U.S. Dollar. Currency risk also includes the risk that the currency to which the Fund has obtained exposure through hedging declines in value relative to the currency being hedged, in which event, the Fund may realize a loss both on the hedging instrument and on the currency being hedged. Currency exchange rates can fluctuate significantly for many reasons, including changes in supply and demand in the currency exchange markets, trade balances, actual or perceived changes in interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, intervention (or the failure to intervene) by governments, central banks or supranational agencies such as the International Monetary Fund, and currency or exchange controls or other political and economic developments in the U.S. or abroad. See “Market Disruption and Geopolitical Risk” below.

Many of the Funds use derivatives to take overweighted or underweighted currency positions relative to the currency exposure of their portfolios. As a result, their currency exposure may differ (in some cases significantly) from the currency exposure of their benchmarks. If the exchange rates of the currencies involved do not move as expected, a Fund could lose money both on its holdings of a particular currency and on the derivative. See also “Non-U.S. Investment Risk” above.

Some currencies are illiquid (e.g., some emerging country currencies), and a Fund may not be able to convert them into U.S. Dollars, in which case the Manager may decide to purchase U.S. Dollars in a parallel market in which the exchange rate is materially and adversely different. Exchange rates for many currencies (e.g., some emerging country currencies) are particularly affected by exchange control regulations.

Derivative transactions in non-U.S. currencies (such as futures, forwards, options and swaps) may involve leveraging risk in addition to currency risk, as described below under “Leveraging Risk.” In addition, the obligations of counterparties in currency derivative transactions are often not secured by collateral, which increases counterparty risk (see “Counterparty Risk” below).

• FOCUSED INVESTMENT RISK. Funds whose investments are focused in particular countries, regions, sectors, companies or industries with high positive correlations to one another (e.g., different industries within broad sectors, such as technology or financial services) are subject to greater overall risk than funds whose investments are more diversified. A Fund that invests in the securities of a limited number of issuers is particularly exposed to adverse developments affecting those issuers, and a decline in the market value of a particular security held by the Fund is likely to affect the Fund’s performance more than if the Fund invested in the securities of a larger number of issuers.

A Fund that focuses its investments in a particular type of security or sector, or in securities of companies in a particular industry, is vulnerable to events affecting those securities, sectors, or companies. Securities, sectors, or companies that share common characteristics are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political or other developments.

Similarly, Funds having a significant portion of their assets in investments tied economically to (or related to) a particular geographic region, non-U.S. country (e.g., Taiwan) or particular market (e.g., emerging markets) have more exposure to regional and country economic risks than funds making non-U.S. investments throughout the world. The political and economic prospects of one country or group of countries within the same geographic region may affect other countries in that region, and a recession, debt crisis or decline in currency valuation in one country can spread to other countries. Furthermore, companies in a particular geographic region or non-U.S. country are vulnerable to events affecting other companies located in that region or country because they often share common characteristics, are exposed to similar business risks and regulatory burdens, and react similarly to specific economic, market, political or other developments. See also “Non-U.S. Investment Risk” above.

• LEVERAGING RISK. The use of reverse repurchase agreements and other derivatives and securities lending creates leverage (i.e., a Fund’s investment exposures exceed its net asset value). Leverage increases the magnitude of a Fund’s losses when the value of its investments (including derivatives) declines. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A Fund’s use of reverse repurchase agreements also subjects it to interest costs based on the difference between the

61

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

sale and repurchase price of the security involved. A Fund’s portfolio also will be leveraged if it borrows money to meet redemption requests or settle investment transactions or if it exercises its right to delay payment on a redemption.

A Fund may manage some of its derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, a Fund may perform as if it were leveraged.

• COUNTERPARTY RISK. Funds that enter into contracts with counterparties, such as repurchase or reverse repurchase agreements or other OTC derivatives contracts, or that lend their securities run the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. There is neither an explicit limit on the amount of exposure that a Fund may have with any one counterparty nor a requirement that counterparties maintain a specific rating by a nationally recognized rating organization in order to be considered for potential transactions. To the extent that GMO’s view with respect to a particular counterparty changes (whether due to external events or otherwise), existing transactions are not required to be terminated or modified. Additionally, new transactions may be entered into with a counterparty that is no longer considered eligible if the transaction is primarily designed to reduce the overall risk of potential exposure to that counterparty (for example, re-establishing the transaction with a lesser notional amount). Counterparty risk is pronounced during unusually adverse market conditions and is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

Participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets, and, therefore, OTC derivatives generally expose a Fund to greater counterparty risk than exchange-traded derivatives. A Fund is subject to the risk that a counterparty will not settle a derivative in accordance with its terms because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem. If a counterparty’s obligation to a Fund is not collateralized, then the Fund is essentially an unsecured creditor of the counterparty. If the counterparty defaults, the Fund will have contractual remedies, but the Fund may be unable to enforce them, thus causing the Fund to suffer a loss. Counterparty risk is greater for derivatives with longer maturities because of the greater possibility that events will intervene to prevent settlement. Counterparty risk also is greater when a Fund has concentrated its derivatives with a single or small group of counterparties as it sometimes does as a result of its use of swaps and other OTC derivatives. Significant exposure to a single counterparty increases a Fund’s counterparty risk. Funds that use swap agreements are subject, in particular, to the creditworthiness of the counterparties because some types of swap agreements have durations longer than six months (and, in some cases, decades). The creditworthiness of a counterparty may be adversely affected by greater than average volatility in the markets, even if the counterparty’s net market exposure is small relative to its capital. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in the collateral may not be perfected or additional collateral may not be promptly posted as required.

The Funds also are subject to counterparty risk because they execute their securities transactions through brokers and dealers. If a broker or dealer fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Funds could miss investment opportunities or be unable to dispose of investments they would prefer to sell, resulting in losses for the Funds.

Counterparty risk with respect to OTC derivatives may be affected by new regulations affecting the derivatives market. Some derivatives, such as some types of interest rate swaps and credit default index swaps on North American and European indices that may be used by the Funds, will be required to be cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivative transaction. Members are required to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing broker from its customers are generally held by the clearing broker on a commingled basis in an omnibus account and may be freely accessed by the clearing broker, which may also invest any such funds in certain instruments permitted under the applicable regulations. The assets of the Fund might not be fully protected in the event of the Fund’s clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s customers for a relevant account class. Also, the clearing member transfers to the clearing organization the amount of margin required by the clearing organization for cleared swaps, which amounts are generally held in an omnibus account at the clearing organization for all customers of the clearing member. CFTC regulations require that the clearing member notify the clearing house the amount of initial margin provided by the clearing member to the clearing organization that is attributable to each customer. However, if the clearing member does not provide accurate reporting, the Funds are subject to the risk that a clearing organization will use a Fund’s assets held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. In addition, clearing members generally provide to the clearing organization the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than the gross amount of each customer. The Funds are therefore subject to the risk that a clearing organization will not make variation margin payments owed to a Fund if another customer of the clearing member has suffered a loss and is in default.

• MARKET DISRUPTION AND GEOPOLITICAL RISK. The Funds are subject to the risk that geopolitical and other events will disrupt securities markets, adversely affect global economies and markets and thereby decrease the value of the Funds’ investments. The wars in Iraq and

62

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

Afghanistan have had a substantial effect on the economies and securities markets of the U.S. and other countries. Terrorism in the U.S. and around the world has had a similar global impact and has increased geopolitical risk. The terrorist attacks on September 11, 2001 resulted in the closure of some U.S. securities markets for four days, and similar attacks are possible in the future. The uncertainty surrounding the sovereign debt of the European Union countries of Greece, Spain, Portugal, Ireland and Italy, as well as the continued existence of the European Union itself, have disrupted and may continue to disrupt markets in the U.S. and around the world. If one or more countries leave the European Union or the European Union dissolves, there likely will be significant disruptions in the world’s securities markets. Substantial government interventions (e.g., currency controls) also could negatively impact the Funds. War, terrorism, economic uncertainty and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment and other factors affecting the value of the Funds’ investments. During such market disruptions, the Funds’ exposure to the risks described elsewhere in this “Investment and other risks” section will likely increase. Market disruptions, including sudden government interventions, can also prevent the Funds from implementing their investment programs for a period of time and achieving their investment objectives. For example, a disruption may cause disruptions to the orderly functioning of the securities markets and/or may cause the Funds’ derivatives counterparties to discontinue offering derivatives on some underlying commodities, securities, reference rates, or indices, or to offer them on a more limited basis. To the extent that a Fund has focused its investments in the stock index of a particular region, adverse geopolitical and other events could have a disproportionate impact on the Fund.

• LARGE SHAREHOLDER RISK. To the extent that a large number of shares of a Fund is held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares will adversely affect the Fund’s performance if it is forced to sell portfolio securities to raise the cash needed to satisfy the redemption request. In addition, GMO Funds and other accounts over which GMO has investment discretion that invest in the Funds are not subject to restrictions on the frequency of trading of Fund shares. Asset Allocation Funds and separate accounts managed by the Manager for its clients hold substantial percentages of many Funds, and asset allocation decisions by the Manager may result in substantial redemptions from (or investments into) those Funds. These transactions may adversely affect the Fund’s performance to the extent that the Fund is required to sell investments (or invest cash) at times when it would not otherwise do so. Redemptions of a large number of shares also may increase transaction costs or accelerate the realization of taxable income and/or gains to shareholders if the sales of portfolio securities they necessitate result in gains. They also potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). In addition, each Fund that invests in other GMO Funds subject to large shareholder risk is indirectly subject to this risk.

• MANAGEMENT AND OPERATIONAL RISK. Each Fund is subject to management risk because it relies on the Manager’s ability to achieve its investment objective. Each Fund runs the risk that the Manager’s investment techniques will fail to produce desired results, and cause the Fund to incur significant losses. The Manager also may fail to use derivatives effectively, choosing to hedge or not to hedge positions at disadvantageous times.

For some Funds the Manager’s portfolio managers use quantitative analyses and models. Any imperfections, errors or limitations in those analyses and models could affect the ability of the portfolio managers to implement the strategies they wish to pursue. By necessity, these analyses and models make simplifying assumptions that limit their effectiveness. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate or may not include the most recent information about a company or a security. The Funds also run the risk that GMO’s fundamental assessment of an investment may be wrong. There can be no assurance that key personnel of the Manager will continue to be employed by the Manager. The loss of their services could have an adverse impact on the Manager’s ability to achieve the Funds’ investment objectives.

The Funds also are subject to the risk of loss as a result of other services provided by the Manager and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency and other services. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error and system failures by a service provider. For example, trading delays or errors (both human and systematic) could prevent a Fund from benefiting from potential investment gains or avoiding losses on the security. The Manager is not contractually liable to the Funds for losses associated with operational risk absent the Manager’s willful misfeasance, bad faith, gross negligence or reckless disregard of its contractual obligations to provide services to the Funds. Other Fund service providers also have limitations on their liability to the Funds for losses resulting from their errors.

• FUND OF FUNDS RISK AND RELATED CONSIDERATIONS. Funds that invest in shares of other investment companies, including other GMO Funds, money market funds and ETFs (for purposes of this risk disclosure, “underlying Funds”), are exposed to the risk that the underlying Funds will not perform as expected.

63

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

Because a Fund bears the fees and expenses of the underlying Funds in which it invests (absent reimbursement of those expenses), the Fund will incur additional expenses when investing in underlying Funds. In addition, total Fund expenses will increase if a Fund makes a new or further investment in underlying Funds with higher fees or expenses than the average fees and expenses of the underlying Funds then in the Fund’s portfolio.

The Funds also are indirectly exposed to all of the risks of an investment in the underlying Funds. Funds that invest in shares of other GMO Funds also are likely to be subject to Large Shareholder Risk because underlying GMO Funds are more likely to have large shareholders (e.g., other GMO Funds). See “Large Shareholder Risk” above.

Investments in ETFs involve the risk that the ETF’s performance may not track the performance of the index the ETF is designed to track. Unlike the index, an ETF incurs administrative expenses and transaction costs in trading securities. In addition, the timing and magnitude of cash inflows and outflows from and to investors buying and redeeming shares in the ETF could create cash balances that cause the ETF’s performance to deviate from the index (which remains “fully invested” at all times). Performance of an ETF and the index it is designed to track also may diverge because the composition of the index and the securities held by the ETF may occasionally differ. In addition, ETFs often use derivatives to track the performance of the relevant index, and, therefore, investments in those ETFs are subject to the same derivatives risks discussed above.

• NON-DIVERSIFIED FUNDS. Some of the Funds are not “diversified” investment companies within the meaning of the 1940 Act. This means they are allowed to invest in the securities of a relatively small number of issuers and/or non-U.S. currencies. As a result, they may be subject to greater credit, market and other risks, and poor performance by a single issuer may have a greater impact on their performance, than if they were “diversified.”

The following Funds are not diversified investment companies under the 1940 Act:

•	Emerging Countries Fund
•	Emerging Domestic Opportunities Fund
•	Emerging Markets Fund
•	Taiwan Fund

Temporary Defensive Positions. The Funds normally do not take temporary defensive positions. To the extent a Fund takes a temporary defensive position, or otherwise holds cash, cash equivalents, or high quality debt investments on a temporary basis, the Fund may not achieve its investment objective.

4.	Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Funds’ portfolios. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap agreements, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Funds may use derivatives as substitutes for direct investment in securities or other assets. For example, a Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Funds also may use currency derivatives (including forward currency contracts, futures contracts, swap agreements and options) to gain exposure to a given currency.

The Funds may use derivatives in an attempt to reduce their investment exposures (which may result in a reduction below zero). A Fund also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Funds may use derivatives in an attempt to adjust elements of their investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if a Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting their investment exposure, the Funds also may use currency derivatives in an attempt to adjust their currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by their portfolio investments.

The Funds may use derivatives to effect transactions intended as substitutes for securities lending.

The Funds may have investment exposures in excess of their net assets (i.e., they may be leveraged). A Fund’s foreign currency exposure may differ significantly from the currency exposure represented by its investments.

64

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. See “Investments and other risks” above for further information.

For Funds that held derivatives during the year ended February 28, 2013, the following table shows how the Fund used these derivatives (marked with an X):

Type of Derivative and Objective for Use	Emerging Countries Fund	Emerging Domestic Opportunities Fund	Emerging Markets Fund
Swap agreements
To achieve returns comparable to holding and lending a direct equity position			X
As a substitute for direct investment in securities			X
Rights and/or warrants
Received as a result of corporate actions	X	X	X

Forward currency contracts

The Funds may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by each Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose a Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. Forward currency contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Futures contracts

The Funds may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, a Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (and if the futures are traded outside the U.S. and the market for such futures is closed prior to the close of NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by each Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statements of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Funds to the risk that they may not be able to enter into a closing transaction due to an illiquid market. Futures contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Options

The Funds may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options a Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. A Fund pays a premium for a purchased option. That premium, is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. Purchased option contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

The Funds may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies they own or in which they may invest. Writing options alters a Fund’s exposure to the underlying asset by, in the case of a call option, obligating that Fund to sell the underlying

65

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

asset at a set price to the option-holder and, in the case of a put option, obligating that Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, a Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that a Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose a Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. Written option contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

When an option contract is closed, that Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statements of Operations.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions (and if the underlying reference security closes or the official closing time of the underlying index occurs prior to the close of the NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The Funds value OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Funds may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap agreements are net settled. When entering into a swap agreement and during the term of the transaction, a Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Funds do not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses on the Statements of Operations. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or loss in the Statements of Operations.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one

66

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Funds price their swap agreements daily using industry standard models that may incorporate quotations from market makers or pricing vendors (and if the underlying reference security closes or the official closing time of the underlying index occurs prior to the close of the NYSE due to time zone differences, the quotations will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close) and record the change in value, if any, as unrealized gain or loss in the Statements of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that a Fund has amounts on deposit in excess of amounts owed by that Fund, or that any collateral the other party posts is insufficient or not timely received by a Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. Swap agreements outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Rights and warrants

The Funds may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in the section entitled “Options” above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. Rights and/or warrants outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

As provided by U.S. GAAP, the table below is based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Funds (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

The Effect of Derivative Instruments on the Statements of Assets and Liabilities as of February 28, 2013 and the Statements of Operations for the year ended February 28, 2013^:

	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Emerging Countries Fund
Asset:
Investments, at value (rights and/or warrants)	$—	$0 *	$—	$—	$—	$0 *

Total	$—	$0 *	$—	$—	$—	$0 *

Net Realized Gain (Loss) on:
Investments (rights and/or warrants)	$—	$(595)	$—	$—	$—	$(595)

Total	$—	$(595)	$—	$—	$—	$(595)

Change in Net Unrealized Appreciation (Depreciation) on:
Investments (rights and/or warrants)	$—	$(1)	$—	$—	$—	$(1)

Total	$—	$(1)	$—	$—	$—	$(1)

67

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Emerging Domestic Opportunities Fund
Net Realized Gain (Loss) on:
Investments (rights and/or warrants)	$—	$—	$(341)	$—	$—	$(341)

Total	$—	$—	$(341)	$—	$—	$(341)

Emerging Markets Fund
Asset:
Unrealized Appreciation on Swap Agreements	$—	$1,190,113	$—	$—	$—	$1,190,113

Total	$—	$1,190,113	$—	$—	$—	$1,190,113

Net Realized Gain (Loss) on:
Investments (rights and/or warrants)	$—	$(164,158)	$—	$—	$—	$(164,158)
Swap Agreements	—	(5,535,006)	—	—	—	(5,535,006)

Total	$—	$(5,699,164)	$—	$—	$—	$(5,699,164)

Change in Net Unrealized Appreciation (Depreciation) on:
Investments (rights and/or warrants)	$—	$(38)	$—	$—	$—	$(38)
Swap Agreements	—	(464,573)	—	—	—	(464,573)

Total	$—	$(464,611)	$—	$—	$—	$(464,611)

^	Because the Funds value their derivatives at fair value and recognizes changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.
*	Represents an interest in securities that were determined to have a value of zero as of February 28, 2013.

The average volume of derivative activity, based on absolute values (rights and/or warrants) or notional amounts (swap agreements) outstanding at each month-end was as follows for the year ended February 28, 2013.

	Swap Agreements ($)	Rights and/or Warrants ($)
Emerging Countries Fund	—	4,290
Emerging Domestic Opportunities Fund	—	3,912
Emerging Markets Fund	37,804,384	498,327

5.	Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to each Fund. That fee, if any, is paid monthly at the annual rate equal to the percentage of each Fund’s average daily net assets set forth in the table below:

Fund Name	Emerging Countries Fund	Emerging Domestic Opportunities Fund	Emerging Markets Fund	Taiwan Fund
Management Fee	0.65%	0.75%	0.75%	0.81%

In addition, each class of shares of certain Funds (except Class M shares which are described below) pay the Manager a shareholder service fee for providing client services and reporting, such as performance information, client account information, personal and electronic access to Fund information, access to analysis and explanations of Fund reports, and assistance in maintaining and correcting client-related information. Class M shares of a Fund pay the Manager an administration fee, which is used by the Manager to defray its expenses (or the expenses of a third party) in providing administration and record keeping services to certain marketplaces where Class M shares of each Fund may be purchased. The Manager may pay part or all of the administration fee to third parties for providing administration and record keeping services. In some cases, these third parties also receive compensation from the Fund’s distributor pursuant to the Trust’s Distribution and Service (12b-1) Plan. Both shareholder

68

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

service fees and administration fees are paid monthly equal to the percentage of each applicable Fund’s average daily net assets set forth in the table below:

Fund Name	Class II	Class III	Class IV	Class V		Class VI	Class M Admin Fee	Class M 12b-1 Fee
Emerging Countries Fund		0.15%					0.20%	0.25%
Emerging Domestic Opportunities Fund	0.22%	0.15%	0.105%	0.085%	*	0.055%
Emerging Markets Fund	0.22%	0.15%	0.105%	0.085%		0.055%
Taiwan Fund		0.15%

*	Class is offered but currently has no shareholders as of February 28, 2013.

For each Fund, other than Emerging Countries Fund and Taiwan Fund, the Manager has contractually agreed to reimburse the Fund for its “Specified Operating Expenses” (as defined below). Any such reimbursements are paid to a Fund concurrently with the Fund’s payment of management fees to the Manager. For Emerging Countries Fund, the Manager has contractually agreed to reimburse the Fund for the portion of its “Specified Operating Expenses” (as defined below) that exceeds 0.35% of the Fund’s average daily net assets.

Subject to the exclusions noted below, “Specified Operating Expenses” means only the following expenses to the extent that they are borne by a Fund: audit expenses, fund accounting expenses, pricing service expenses, non-investment related tax expenses, transfer agency expenses, non-investment related legal expenses provided to the Funds by or at the direction of the Manager, federal securities law filing expenses, printing expenses, state and federal registration fees and custody expenses; provided, however, that in the case of Emerging Markets Fund, “Specified Operating Expenses” does not include custody expenses, and in the case of Emerging Domestic Opportunities Fund, “Specified Operating Expenses” only includes custody expenses to the extent that they exceed 0.10% of the Fund’s average daily net assets.

For each Fund that charges a management fee, the Manager will waive and/or reduce the Fund’s management fee, but not below zero, to the extent necessary to offset the management fees directly or indirectly paid by the Fund to the Manager as a result of the Fund’s direct or indirect investments in other GMO Funds.

For each Fund that charges a shareholder service fee, the Manager will waive and/or reduce the shareholder service fee charged by each class of shares of the Fund, but not below zero, to the extent necessary to offset the shareholder service fees directly or indirectly paid by the class of shares of the Fund to the Manager as a result of the Fund’s direct or indirect investments in other GMO Funds.

In addition, for Emerging Markets Fund only, the Manager will waive the shareholder service fees charged to each class of the Fund to the extent necessary to prevent the shareholder service fees paid by each class from exceeding the percentage of the class’s average daily net assets as follows: 0.20% for Class II shares, 0.15% for Class III shares, 0.10% of Class IV shares, 0.05% for Class V shares, and 0.02% for Class VI shares.

These contractual waivers and reimbursements will continue through at least June 30, 2013 for each Fund unless the Funds’ Board of Trustees authorizes their modification or termination, or reduces the fee rates paid to the Manager under the Fund’s management contract or servicing and supplement support agreement.

The Funds’ portion of the gross fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any agents unaffiliated with the Manager during the year ended February 28, 2013 is shown in the table below and included in the Statements of Operations.

Fund Name	Independent Trustees and their legal counsel ($)	Agents unaffiliated with the Manager ($)
Emerging Countries Fund	2,040	713
Emerging Domestic Opportunities Fund	12,495	2,532
Emerging Markets Fund	117,278	41,744
Taiwan Fund	703	180

69

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

Certain Funds incur fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2013, these indirect fees and expenses expressed as an annualized percentage of each Fund’s average daily net assets were as follows:

Fund Name	Indirect Net Expenses (excluding shareholder service fees)	Indirect Shareholder Service Fees	Total Indirect Expenses
Emerging Countries Fund	< 0.001%	0.000%	< 0.001%
Emerging Domestic Opportunities Fund	< 0.001%	0.000%	< 0.001%
Emerging Markets Fund	< 0.001%	0.000%	< 0.001%
Taiwan Fund	< 0.001%	0.000%	< 0.001%

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2013 are noted in the table below:

	Purchases ($)	Purchases ($)	Sales ($)	Sales ($)

Fund Name	U.S. Government Securities	Investments (Non-U.S. Government Securities)	U.S. Government Securities	Investments (Non-U.S. Government Securities)
Emerging Countries Fund	—	178,617,993	—	211,400,312
Emerging Domestic Opportunities Fund	—	3,351,548,866	—	2,423,706,944
Emerging Markets Fund	—	12,676,525,630	—	12,499,314,329
Taiwan Fund	—	97,312,353	—	111,766,456

Cost of purchases and proceeds from sales for in-kind transactions, excluding short-term investments, in accordance with U.S. GAAP for the year ended February 28, 2013 are noted in this table below:

Fund Name	Purchases ($)
Emerging Domestic Opportunities Fund	150,933,889

7.	Guarantees

In the normal course of business the Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Funds. Based on experience, the Manager is of the view that the risk of loss to the Funds in connection with the Funds’ indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Funds.

8.	Principal shareholders and related parties as of February 28, 2013

Fund Name	Number of shareholders that hold more than 10% of the outstanding shares of the Fund	Percentage of outstanding shares of the Fund held by those shareholders owning greater than 10% of the outstanding shares of the Fund	Percentage of the shares of the Fund held by senior management of the Manager and GMO Trust officers	Percentage of the Fund’s shares held by accounts for which the Manager has investment discretion
Emerging Countries Fund	4	56.19%	0.14%	3.01%
Emerging Domestic Opportunities Fund	2	29.18%	1.26%	—
Emerging Markets Fund	—	—	0.33%	33.30%
Taiwan Fund	2	100.00%	—	100.00%

70

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

9.	Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Funds shares were as follows:

	Year Ended February 28, 2013		Year Ended February 29, 2012

	Shares	Amount	Shares	Amount
Emerging Countries Fund
Class III:
Shares sold	3,060,429	$32,174,437	2,963,602	$30,952,625
Shares issued to shareholders in reinvestment of distributions	105,058	1,099,953	202,149	1,922,546
Shares repurchased	(4,776,303)	(51,193,409)	(9,034,989)	(91,580,362)

Net increase (decrease)	(1,610,816)	$(17,919,019)	(5,869,238)	$(58,705,191)

Class M:
Shares sold	252,769	$2,586,870	820,826	$8,654,093
Shares issued to shareholders in reinvestment of distributions	45,271	467,194	47,463	442,486
Shares repurchased	(1,791,002)	(18,738,756)	(328,015)	(3,482,208)

Net increase (decrease)	(1,492,962)	$(15,684,692)	540,274	$5,614,371

	Year Ended February 28, 2013		Period from March 24, 2011 (commencement of operations) through February 29, 2012

	Shares	Amount	Shares	Amount
Emerging Domestic Opportunities Fund
Class II:
Shares sold	12,480,597	$283,660,535	5,220,756	$103,496,185
Shares issued to shareholders in reinvestment of distributions	147,068	3,460,494	18,678	358,451
Shares repurchased	(3,538,146)	(83,663,026)	—	—
Purchase premium fees*	—	2,287,380	—	834,647
Redemption fees*	—	43,987	—	—

Net increase (decrease)	9,089,519	$205,789,370	5,239,434	$104,689,283

	Period from June 29, 2012 (commencement of operations) through February 28, 2013

	Shares	Amount
Class III:
Shares sold	9,505,885	$217,960,797
Shares issued to shareholders in reinvestment of distributions	100,539	2,364,668
Shares repurchased	(5,346,700)	(130,887,209)
Purchase premium fees*	—	1,340,406

Net increase (decrease)	4,259,724	$90,778,662

71

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

	Period from May 2, 2012 (commencement of operations) through February 28, 2013

	Shares	Amount
Emerging Domestic Opportunities Fund (continued)
Class IV:
Shares sold	20,891,685	$483,512,233
Shares issued to shareholders in reinvestment of distributions	181,833	4,278,542
Purchase premium fees*	—	2,631,471

Net increase (decrease)	21,073,518	$490,422,246

	Year Ended February 28, 2013		Period from March 1, 2011 (commencement of operations) through February 29, 2012

	Shares	Amount	Shares	Amount
Class V:
Shares Sold	—	$—	771,975	$15,729,005
Shares repurchased	—	—	(771,975)	(15,874,621)
Purchase premium fees*	—	—	—	126,847
Redemption fees*	—	—	—	225

Net increase (decrease)	—	$—	—	$(18,544)

	Year Ended February 28, 2013		Period from September 19, 2011 (commencement of operations) through February 29, 2012

	Shares	Amount	Shares	Amount
Class VI:
Shares sold	7,724,773	$176,155,770	19,455,628	$375,821,956
Shares issued to shareholders in reinvestment of distributions	313,674	7,393,294	64,779	1,243,476
Shares repurchased	(1,025,275)	(24,388,193)	—	—
Purchase premium fees*	—	1,378,129	—	2,903,028
Redemption fees*	—	153,778	—	—

Net increase (decrease)	7,013,172	$160,692,778	19,520,407	$379,968,460

* The purchase premiums and redemption fees shown in the table above are the amounts collected by the class upon subscription or redemption by a shareholder of the Fund.

	Year Ended February 28, 2013		Year Ended February 29, 2012
Emerging Markets Fund
Class II:
Shares sold	36,949,429	$411,929,298	34,916,369	$422,270,013
Shares issued to shareholders in reinvestment of distributions	2,467,130	28,487,404	23,221,205	272,700,248
Shares repurchased	(42,310,247)	(479,387,042)	(43,855,933)	(598,109,798)
Purchase premium fees*	—	1,484,712	—	1,663,242
Redemption fees*	—	2,364,847	—	1,444,651

Net increase (decrease)	(2,893,688)	$(35,120,781)	14,281,641	$99,968,356

72

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

	Year Ended February 28, 2013		Year Ended February 29, 2012

Emerging Markets Fund (continued)
Class III:
Shares sold	11,320,635	$127,789,546	19,458,853	$241,745,360
Shares issued to shareholders in reinvestment of distributions	1,491,291	17,264,759	15,957,982	189,989,170
Shares repurchased	(40,472,349)	(461,746,220)	(25,105,514)	(326,557,495)
Purchase premium fees*	—	354,014	—	433,542
Redemption fees*	—	511,886	—	914,423

Net increase (decrease)	(27,660,423)	$(315,826,015)	10,311,321	$106,525,000

Class IV:
Shares sold	27,760,743	$311,211,796	38,156,853	$504,431,326
Shares issued to shareholders in reinvestment of distributions	1,763,402	20,260,499	18,952,069	221,944,339
Shares repurchased	(53,607,780)	(614,147,440)	(20,724,216)	(284,009,962)
Purchase premium fees*	—	776,654	—	377,825
Redemption fees*	—	2,223,067	—	1,777,967

Net increase (decrease)	(24,083,635)	$(279,675,424)	36,384,706	$444,521,495

Class V:
Shares sold	24,895,167	$281,404,142	9,228,459	$117,718,017
Shares issued to shareholders in reinvestment of distributions	1,233,305	14,140,454	8,939,504	104,215,351
Shares repurchased	(23,125,506)	(260,177,266)	(21,129,700)	(274,543,852)
Purchase premium fees*	—	91,320	—	—
Redemption fees*	—	175,876	—	217,333

Net increase (decrease)	3,002,966	$35,634,526	(2,961,737)	$(52,393,151)

Class VI:
Shares sold	108,893,901	$1,171,166,643	86,522,243	$1,125,513,462
Shares issued to shareholders in reinvestment of distributions	10,337,985	118,774,387	65,298,044	766,696,784
Shares repurchased	(55,788,608)	(620,770,625)	(132,147,684)	(1,655,254,477)
Purchase premium fees*	—	6,237,285	—	2,775,777
Redemption fees*	—	4,552,813	—	6,565,949

Net increase (decrease)	63,443,278	$679,960,503	19,672,603	$246,297,495

* The purchase premiums and redemption fees shown in the table above are the amounts collected by the class upon subscription or redemption by a shareholder of the Fund.

Taiwan Fund
Class III:
Shares sold	480,041	$9,693,623	426,634	$10,331,915
Shares issued to shareholders in reinvestment of distributions	102,164	1,969,604	336,265	6,150,289
Shares repurchased	(1,298,694)	(25,560,277)	(3,449,261)	(78,526,059)
Purchase premium fees	—	14,115	—	15,521
Redemption fees	—	113,681	—	353,367

Net increase (decrease)	(716,489)	$(13,769,254)	(2,686,362)	$(61,674,967)

73

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

10.	Investments in affiliated companies and other funds of the Trust

An affiliated company is a company in which a Fund has or had ownership of at least 5% of the voting securities. A summary of the Fund’s transactions involving companies that are or were affiliates during the year ended February 28, 2013 is set forth below:

Affiliate	Value, beginning of period		Purchases	Sales Proceeds	Dividend Income	Value, end of period
Emerging Markets Fund
In the F Co Ltd*	$2,102,698		$—	$(1,927,617)	$—	$—
Kiri Industries Ltd	2,079,532		178,506	(205,633)	—	121,874
Pumyang Construction Co Ltd*	784,690		—	(467,818)	—	—
Star Block Co Ltd (Foreign Registered)	0	**	—	—	—	0	**

Totals	$4,966,920		$178,506	$(2,601,068)	$—	$121,874

*	No longer an affiliate as of February 28, 2013.

**	Represents the interest in securities that were determined to have a value of zero as of February 28, 2013.

A summary of the Funds’ transactions in the shares of other funds of the Trust during the period ended February 28, 2013 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
Emerging Countries Fund
GMO U.S. Treasury Fund	$782,070	$32,107,678	$31,685,513	$986	$157	$1,204,052

Emerging Domestic Opportunities Fund
GMO U.S. Treasury Fund	$5,150,088	$767,478,524	$723,636,071	$28,979	$656	$49,003,861

Emerging Markets Fund
GMO Special Purpose Holding Fund	$4,032	$—	$—	$—	$—	$4,355
GMO U.S. Treasury Fund	6,901,300	2,278,353,607	2,247,323,661	78,846	9,289	37,905,924

Totals	$6,905,332	$2,278,353,607	$2,247,323,661	$78,846	$9,289	$37,910,279

Taiwan Fund
GMO U.S. Treasury Fund	$1,500,036	$31,784,209	$32,549,209	$775	$30	$735,075

11.	Subsequent events

In March 2013, GMO SPV 1, LLC, an indirect investment of Emerging Markets Fund through its holding of Special Purpose Holding Fund (“SPHF”), received $30,275,329 (of which SPHF received its pro rata portion) in connection with the final settlement related to its investment in the NPF Securities.

Additionally, in March 2013, the Board of Trustees of GMO Trust approved the liquidation of SPHF. It is expected that the Fund will liquidate in 2013.

74

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and Shareholders of GMO Emerging Countries Fund, GMO Emerging Domestic Opportunities Fund, GMO Emerging Markets Fund, and GMO Taiwan Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Emerging Countries Fund, GMO Emerging Domestic Opportunities Fund, GMO Emerging Markets Fund, and GMO Taiwan Fund (collectively, the “Funds”), at February 28, 2013, the results of each of their operations, the changes in each of their net assets, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2013 by correspondence with the custodian, transfer agent, and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 23, 2013

75

GMO Trust

(A Series of GMO Trust)

Fund Expenses

February 28, 2013 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2013.

As a shareholder of the Funds, you may in incur two types of costs: (1) transactions costs, including purchase premium and redemption fees, if applicable; and (2) ongoing costs, including direct and/or indirect management fees, direct and/or indirect shareholder services fees, and distribution (12b-1) and/or administration fees for Funds with Class M shares, if applicable, and other Fund expenses. This example is intended to help you understand your ongoing costs (in Dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2012 through February 28, 2013.

Actual Expenses

This section of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

This section of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, this section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual			Hypothetical
	Beginning Account Value September 1, 2012	Ending Account Value February 28, 2013	Expenses Paid* During the Period	Beginning Account Value September 1, 2012	Ending Account Value February 28, 2013	Expenses Paid* During the Period	Annualized Net Expense Ratio
Emerging Countries Fund
Class III	$1,000.00	$1,101.40	$6.15	$1,000.00	$1,018.94	$5.91	1.18%
Class M	$1,000.00	$1,099.20	$7.70	$1,000.00	$1,017.46	$7.40	1.48%
Emerging Domestic Opportunities Fund
Class II	$1,000.00	$1,145.90	$5.69	$1,000.00	$1,019.49	$5.36	1.07%
Class III	$1,000.00	$1,146.50	$5.32	$1,000.00	$1,019.84	$5.01	1.00%
Class IV	$1,000.00	$1,146.40	$5.11	$1,000.00	$1,020.03	$4.81	0.96%
Class VI	$1,000.00	$1,147.10	$4.79	$1,000.00	$1,020.33	$4.51	0.90%
Emerging Markets Fund
Class II	$1,000.00	$1,109.20	$5.60	$1,000.00	$1,019.49	$5.36	1.07%
Class III	$1,000.00	$1,109.30	$5.33	$1,000.00	$1,019.74	$5.11	1.02%
Class IV	$1,000.00	$1,110.00	$5.07	$1,000.00	$1,019.98	$4.86	0.97%
Class V	$1,000.00	$1,109.60	$4.81	$1,000.00	$1,020.23	$4.61	0.92%
Class VI	$1,000.00	$1,109.70	$4.66	$1,000.00	$1,020.38	$4.46	0.89%
Taiwan Fund
Class III	$1,000.00	$1,049.70	$6.61	$1,000.00	$1,018.35	$6.51	1.30%

*	Expenses are calculated using each Class’s annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2013, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

76

GMO Trust

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2013 (Unaudited)

The following information is being provided in order to meet reporting requirements set forth by the Code and/or to meet state-specific requirements. Shareholders should consult their tax advisors.

With respect to distributions paid, the applicable Funds designate the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year-ended February 28, 2013:

Fund Name	Dividend Received Deduction (corporate shareholders)(1)	Qualified Dividend Income (non-corporate shareholders)(1)	Short-Term Capital Gain Dividends(2)($)	Long-Term Capital Gain Distributions($)	Foreign Taxes Paid(3)($)	Foreign Source Income(3)($)
Emerging Countries Fund	—	94.64	—	—	705,321	5,921,129
Emerging Domestic Opportunities Fund	15.42	85.37	7,773,747	881,678	2,091,641	22,302,972
Emerging Markets Fund	—	89.65	—	—	42,878,625	358,627,761
Taiwan Fund	—	—	—	1,307,293	536,252	2,445,254

(1)	Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.
(2)	These amounts are generally exempt from U.S. withholding taxes for non-U.S. shareholders, provided certain conditions are satisfied by both the Funds and the Funds’ shareholders.
(3)	The Funds expect to elect to treat foreign taxes attributed to foreign source income from certain of its investments, as if incurred directly by the Funds’ shareholders.

In early 2014, the Funds will notify applicable shareholders of amounts for use in preparing 2013 U.S. federal income tax forms.

77

Trustees and Officers (Unaudited)

The following tables present information regarding each Trustee and officer of the Trust as of February 28, 2013. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees:

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1] Overseen	Other Directorships Held in the Past Five Years
Donald W. Glazer, Esq. DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises.	56	None.

Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Peter Moores Dean and Professor of Finance, University of Oxford Saïd Business School (as of July 1, 2011); Sylvan C. Coleman Professor of Financial Management, Harvard Business School (1989 – 2011).	56	Trustee of State Street Navigator Securities Lending Trust (2 Portfolios).

Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	56	Director of Courier Corporation (a book publisher and manufacturer).

Interested Trustee and Officer:

Joseph B. Kittredge, Jr.[3] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer of the Trust since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present).	74	None.

[1]	The Fund Complex includes series of each of GMO Trust and GMO Series Trust. Mr. Kittredge also serves as a Trustee of GMO Series Trust.

[2]	As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2010 and December 31, 2011 these entities paid $1,238,183 and $230,579 respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

[3]	Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above.

78

Officers:

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years[1]
Joseph B. Kittredge, Jr. DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer of the Trust since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present).

Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Treasury and Tax (December 2006 – present), Fund Treasury and Tax Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Treasury and Tax, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Treasury and Tax, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley[2] DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Fund Treasury and Tax, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003 – 2007).

Jason Nagler DOB: 08/12/1982	Assistant Treasurer	Since September 2011.	Fund Treasury and Tax, Grantham, Mayo, Van Otterloo & Co. LLC (August 2009 – present); Audit Senior at Deloitte (August 2007 – August 2009); Audit Staff at Deloitte (January 2005 – August 2007).

John McGinty DOB: 08/11/1962	Chief Compliance Officer	Since March 2011.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009 – present); Senior Vice President and Deputy General Counsel (January 2007 – July 2009), Vice President and Associate General Counsel (February 2006 – December 2006), Fidelity Investments.

Jason B. Harrison DOB: 01/29/1977	Chief Legal Officer, Vice President – Law and Clerk	Chief Legal Officer since October 2010; Vice President – Law since October 2010; Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (February 2006 – present).

David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present).

Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (March 2000 – present).

Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present).

Heather S. Mahoney DOB: 6/10/1974	Vice President and Assistant Clerk	Since March 2011.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (July 2004 – present).

Cheryl Wakeham DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (June 1993 – present).

[1]	Each of Messrs. Burnett, Bohan, Kittredge, and Pottle and Mses. Trinque, and Mahoney serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser. Each officer listed in the table above also serves as an officer of GMO Series Trust.
[2]	Effective March 27, 2013, Carolyn Haley no longer serves as an Assistant Treasurer of the funds.

79

GMO Trust

Annual Report

February 28, 2013

Alpha Only Fund

Alternative Asset Opportunity Fund

Benchmark-Free Allocation Fund

Benchmark-Free Fund

Global Asset Allocation Fund

Global Equity Allocation Fund

International Equity Allocation Fund

International Opportunities Equity Allocation Fund

Special Situations Fund

Strategic Opportunities Allocation Fund

U.S. Equity Allocation Fund

World Opportunities Equity Allocation Fund

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Trust’s website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds have a policy with respect to disclosure of portfolio holdings under which they may also make available on GMO’s website at www.gmo.com a complete schedule of portfolio holdings.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus or private placement memorandum, which contains a complete discussion of the risks associated with an investment in these Funds and other important information. The GMO Trust prospectus can be obtained at www.gmo.com. and the private placement memorandum can be obtained by calling 1-617-346-7646 (collect).

Alpha Only Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Class III shares of GMO Alpha Only Fund returned +0.7% for the fiscal year ended February 28, 2013, as compared with +0.1% for the Citigroup 3 Month Treasury Bill Index.

Underlying fund implementation was the primary contributor to the Fund’s performance, as GMO Quality Fund and GMO International Growth Equity Fund both outperformed their respective benchmarks during the period.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

2

Alpha Only Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO Alpha Only Fund Class III Shares and the Citigroup 3 Month Treasury Bill Index

As of February 28, 2013

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2013. All information is unaudited. Performance for classes may vary due to different fees.

3

Alpha Only Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2013 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Common Stocks	85.2%
Short-Term Investments	7.1
Investment Funds	2.0
Preferred Stocks	0.3
Forward Currency Contracts	0.3
Swap Agreements	0.1
Rights/Warrants	0.0 ^
Futures Contracts	(4.2)
Other	9.2

100.0%

*	The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”). Swap agreements and futures contracts in the table are based on the net unrealized appreciation/depreciation of the respective contracts. The Fund’s investment program involves having both long and short investment exposures. The additional short exposures that the Fund has to swaps agreements and futures contracts based on notional amounts are (24.9%) and (61.9%) of net assets, respectively.

^	Rounds to 0.0%.

4

Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2013

Shares / Par Value		Description	Value ($)
		MUTUAL FUNDS — 92.4%

		United States — 92.4%
		Affiliated Issuers
	18,646,701	GMO International Growth Equity Fund, Class IV	472,693,875
	52,041,810	GMO International Intrinsic Value Fund, Class IV	1,100,163,857
	36,150,024	GMO U.S. Core Equity Fund, Class VI	523,090,853
	92,683,075	GMO U.S. Flexible Equities Fund, Class VI	965,757,640
	4,661,626	GMO U.S. Treasury Fund	116,540,642

		Total United States	3,178,246,867

		TOTAL MUTUAL FUNDS (COST $2,989,597,011)	3,178,246,867

		INVESTMENT FUNDS — 2.0%

		United States — 2.0%
	1,597,141	Vanguard Emerging Markets ETF	69,443,691

		TOTAL INVESTMENT FUNDS (COST $67,942,599)	69,443,691

		SHORT-TERM INVESTMENTS — 0.8%

		Time Deposits — 0.8%
USD	11,865,715	Barclays (London) Time Deposit, 0.08%, due 03/01/13	11,865,715
USD	15,000,000	Societe Generale (Paris) Time Deposit, 0.08%, due 03/01/13	15,000,000

		Total Time Deposits	26,865,715

		TOTAL SHORT-TERM INVESTMENTS (COST $26,865,715)	26,865,715

		TOTAL INVESTMENTS — 95.2% (Cost $3,084,405,325)	3,274,556,273
		Other Assets and Liabilities (net) — 4.8%	166,460,700

		TOTAL NET ASSETS — 100.0%	$3,441,016,973

A summary of outstanding financial instruments at February 28, 2013 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
04/22/13	BOA	AUD	3,905,520	USD	3,979,100	$5,286
04/22/13	DB	AUD	6,488,234	USD	6,685,600	83,909
04/22/13	GS	AUD	19,331,720	USD	19,801,578	131,813
04/22/13	JPM	AUD	19,341,138	USD	19,855,999	176,652
04/22/13	MSCI	AUD	19,336,430	USD	19,807,078	132,522
04/22/13	BCLY	CHF	37,410,337	USD	40,549,986	614,232
04/22/13	BOA	CHF	3,980,903	USD	4,316,400	66,762
04/22/13	GS	CHF	22,802,048	USD	24,684,075	342,754
04/22/13	BBH	DKK	1,678,390	USD	301,500	7,449
04/22/13	GS	DKK	3,972,116	USD	696,100	192
04/22/13	RBS	DKK	46,206,773	USD	8,288,270	192,920
04/22/13	BCLY	EUR	85,101,395	USD	113,535,872	2,389,852
04/22/13	DB	EUR	79,064,107	USD	105,799,885	2,538,819
04/22/13	BBH	GBP	7,601,300	USD	11,721,600	193,177
04/22/13	DB	GBP	5,108,482	USD	7,726,400	(21,319)
04/22/13	JPM	GBP	95,422,470	USD	145,970,381	1,249,011
04/22/13	BBH	HKD	183,218,728	USD	23,633,279	4,156
04/22/13	BBH	JPY	1,431,097,241	USD	15,308,800	(136,100)
04/22/13	BCLY	JPY	5,843,952,982	USD	62,387,020	(682,957)
04/22/13	DB	JPY	3,760,455,924	USD	40,321,159	(262,991)
04/22/13	MSCI	JPY	2,923,021,666	USD	31,212,724	(333,545)
04/22/13	BBH	NOK	37,690,652	USD	6,754,074	201,244
04/22/13	BOA	NOK	2,105,554	USD	379,600	13,532
04/22/13	BBH	NZD	931,045	USD	776,673	9,565
04/22/13	BOA	NZD	142,229	USD	120,000	2,814
04/22/13	BBH	SEK	149,006,212	USD	23,621,782	608,060
04/22/13	DB	SEK	13,870,117	USD	2,197,500	55,287
04/22/13	BCLY	SGD	1,153,944	USD	933,600	1,800
04/22/13	JPM	SGD	15,897,892	USD	12,849,858	12,434

						$7,597,330

See accompanying notes to the financial statements.	5

Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2013

Futures Contracts

Number of Contracts	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Sales
189	Amsterdam IDX	March 2013	$16,764,313	$216,492
1,339	CAC 40	March 2013	64,886,701	(646,808)
234	DAX	March 2013	59,047,176	(584,387)
1,545	FTSE 100	March 2013	148,608,222	(8,727,614)
139	FTSE/MIB	March 2013	14,393,986	301,122
146	Hang Seng	March 2013	21,593,483	(183,618)
188	IBEX 35	March 2013	20,189,669	(175,679)
208	MSCI Singapore	March 2013	12,368,598	115,995
1,241	OMXS 30	March 2013	22,912,607	(412,247)
583	S&P 400 E-Mini Index	March 2013	64,229,110	(5,217,115)
21,516	S&P 500 E-Mini Index	March 2013	1,628,008,140	(102,929,342)
491	SPI 200	March 2013	63,535,523	(4,918,444)
1,332	TOPIX	March 2013	139,488,349	(21,104,542)

			$2,276,025,877	$(144,266,187)

Swap Agreements

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Fund Pays	Fund (Pays)/Receives	Net Unrealized Appreciation/ (Depreciation)
124,406,235	USD	9/30/2013	CSI	MSCI Daily Total Return EAFE	1 month USD LIBOR BBA minus 0.13%	$(717,585)
47,111,642	USD	8/7/2013	JPM	MSCI Daily Total Return EAFE	1 month USD LIBOR BBA minus 0.09%	(78,079)
34,982,114	USD	7/23/2013	JPM	MSCI Daily Total Return EAFE	1 month USD LIBOR BBA minus 0.09%	454,652
124,806,196	USD	5/13/2013	BNP	MSCI Daily Total Return EAFE	1 month USD LIBOR BBA minus 0.04%	(93,322)
200,711,927	USD	5/14/2013	JPM	MSCI Daily Total Return EAFE	1 month USD LIBOR BBA minus 0.03%	1,183,916
43,412,425	USD	4/3/2013	CITI	MSCI Daily Total Return EAFE	1 month USD LIBOR BBA minus 0.05%	263,639
73,590,974	USD	3/21/2013	JPM	MSCI Daily Total Return EAFE	1 month USD LIBOR BBA minus 0.06%	(508,587)
37,161,507	USD	3/14/2013	CITI	MSCI Daily Total Return EAFE	1 month USD LIBOR BBA minus 0.07%	14,972
74,005,745	USD	3/13/2013	JPM	MSCI Daily Total Return EAFE	1 month USD LIBOR BBA minus 0.08%	753,101
42,132,365	USD	2/10/2014	CITI	MSCI Daily Total Return EAFE	1 month USD LIBOR BBA minus 0.02%	225,578
50,353,870	USD	1/29/2014	CITI	MSCI Daily Total Return EAFE	1 month USD LIBOR BBA minus 0.05%	224,005

						$1,722,290

				Premiums to (Pay) Receive		$—

6	See accompanying notes to the financial statements.

Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2013

As of February 28, 2013, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 76.

See accompanying notes to the financial statements.	7

Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Systematic Global Macro Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO Alternative Asset Opportunity Fund returned 1.4% for the fiscal year ended February 28, 2013, as compared with 0.1% for the Citigroup 3 Month Treasury Bill Index.

The Fund outperformed its benchmark by 1.3% during the fiscal year.

For the fiscal year, commodity market positions and asset allocation added value. In commodities, long positions in gasoline and soybeans added value as prices rose, while the Fund was correctly positioned in natural gas and gold when prices fell. Global equity markets rose 13.2% during the period, as measured by the MSCI World Index (in local currency), and this meant the Fund’s net long allocation to equities added value.

Equity market selection and currency selection were negative. In equities, positive performance from the U.S. market, held long, which outperformed the Canadian market, held short, was more than offset from a short position in Japan. The Fund’s short position in Japan lost value as this market rose considerably during the fourth quarter. In currencies, a short position in the Australian dollar lost value as it rose against the U.S. dollar.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

8

Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO Alternative Asset Opportunity Fund Class III Shares and the

Citigroup 3 Month Treasury Bill +++ Index

As of February 28, 2013

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2013. All information is unaudited.

*	The Citigroup 3 Month Treasury Bill +++ Index is a composite benchmark computed by GMO and comprised of 50% Dow Jones-UBS Commodity Index (formerly the Dow Jones-AIG Commodity Index) and 50% J.P. Morgan U.S. 3 Month Cash Index through 10/3/11 and the Citigroup 3 Month Treasury Bill Index thereafter.

9

Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Consolidated Investment Concentration Summary(a)

February 28, 2013 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Short-Term Investments	60.3%
Futures Contracts**	38.7
Debt Obligations	0.7
Forward Currency Contracts	0.3

100.0%

(a)	GMO Alternative Asset SPC Ltd. is a 100% owned subsidiary of GMO Alternative Asset Opportunity Fund. As such, the holdings of GMO Alternative Asset SPC Ltd. have been included with GMO Alternative Asset Opportunity Fund.

*	The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”). Futures concentrations use the net notional contract amounts for purposes of computing asset class exposures. See Schedule of Investments for more information.

**	Some or all is comprised of commodity exposure. See Consolidated Schedule of Investments.

10

Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments

(showing percentage of total net assets)

February 28, 2013

Par Value ($)/ Shares	Description	Value ($)
	DEBT OBLIGATIONS — 0.8%

	U.S. Government — 0.8%
7,821,936	U.S. Treasury Inflation Indexed Note, 0.63%, due 04/15/13 (a) (b) (c)	7,877,542

	TOTAL DEBT OBLIGATIONS (COST $7,902,806)	7,877,542

	MUTUAL FUNDS — 64.6%

	Affiliated Issuers — 64.6%
791,020	GMO Short-Duration Collateral Fund	3,084,979
24,659,958	GMO U.S. Treasury Fund	616,498,947

	TOTAL MUTUAL FUNDS (COST $620,123,018)	619,583,926

	SHORT-TERM INVESTMENTS — 32.2%

	Money Market Funds — 6.7%
3,091,322	State Street Institutional Liquid Reserves Fund, 0.14% (a) (d)	3,091,322
61,079,641	State Street Institutional Treasury Plus Money Market Fund-Institutional Class, 0.00% (e)	61,079,641

	Total Money Market Funds	64,170,963

	U.S. Government — 25.5%
153,500,000	U.S. Treasury Bill, 0.11%, due 05/30/13 (a) (c) (f)	153,459,783
10,000,000	U.S. Treasury Bill, 0.11%, due 07/25/13 (a) (f)	9,995,440
23,000,000	U.S. Treasury Bill, 0.12%, due 08/15/13 (a) (f)	22,986,936
50,000,000	U.S. Treasury Bill, 0.12%, due 08/22/13 (a) (f)	49,970,400
8,400,000	U.S. Treasury Bill, 0.16%, due 03/07/13 (c) (f)	8,399,746

	Total U.S. Government	244,812,305

	TOTAL SHORT-TERM INVESTMENTS (COST $308,965,220)	308,983,268

	TOTAL INVESTMENTS — 97.6% (COST $936,991,044)	936,444,736
	Other Assets and Liabilities (net) — 2.4%	23,306,863

	TOTAL NET ASSETS — 100.0%	$959,751,599

A summary of outstanding financial instruments at February 28, 2013 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
04/11/13	BCLY	AUD	3,400,000	USD	3,502,850	$39,938
03/14/13	CITI	AUD	26,900,000	USD	28,126,640	670,569
03/22/13	CITI	AUD	38,900,000	USD	40,699,125	1,019,191
04/11/13	DB	AUD	17,500,000	USD	17,959,865	136,054
03/22/13	JPM	AUD	9,300,000	USD	9,727,010	240,547
03/14/13	JPM	AUD	79,500,000	USD	82,878,798	1,735,390
04/15/13	BCLY	GBP	27,600,000	USD	42,832,035	970,835
03/11/13	CSI	GBP	18,500,000	USD	28,998,103	933,761
05/01/13	CSI	GBP	18,800,000	USD	28,350,400	(161,563)
03/14/13	JPM	USD	12,455,102	AUD	12,200,000	(2,906)
04/02/13	BCLY	USD	36,075,616	EUR	26,700,000	(1,210,201)
04/08/13	JPM	USD	34,031,049	EUR	25,700,000	(469,946)

						$3,901,669

Futures Contracts

Number of Contracts	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Buys
519	Corn (a)	May 2013	$18,255,825	$(505,373)
497	Euro STOXX 50 Futures	March 2013	17,097,411	(32,337)
1,999	FTSE 100	March 2013	192,826,803	10,060,317
870	FTSE 40	March 2013	33,895,101	121,458
406	Gasoline RBOB (a)	April 2013	53,060,708	(1,845,882)
392	Hang Seng	March 2013	58,054,980	657,373
48	S&P 500 Index	March 2013	18,159,600	1,247,832

			$391,350,428	$9,703,388

Sales
258	Gold 100 OZ (a)	April 2013	$40,714,980	$2,243,918
19	Japanese Government Bond 10 Yr. (TSE)	March 2013	29,726,831	(174,888)
572	Light Sweet Crude Oil (a)	April 2013	52,652,600	3,190,425
139	Live Cattle (a)	April 2013	7,219,660	(19,698)
141	Nikkei 225	March 2013	17,493,797	(3,059,403)
122	S&P TSX 60 Index	March 2013	17,454,429	(741,758)
128	Silver (a)	May 2013	18,196,480	1,458,347
938	Sugar 11 (a)	May 2013	19,319,798	(321,594)

			$202,778,575	$2,575,349

See accompanying notes to the financial statements.	11

Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

February 28, 2013

As of February 28, 2013, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Consolidated Schedule of Investments:

(a)	All or a portion of this security is owned by GMO Alternative Asset SPC Ltd., which is a 100% owned subsidiary of GMO Alternative Asset Opportunity Fund.

(b)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic (Note 2).

(c)	All or a portion of this security has been pledged to cover margin requirements on futures contracts, collateral on swap agreements, forward currency contracts, and/or written options, if any.

(d)	The rate disclosed is the 7 day net yield as of February 28, 2013.

(e)	The rate disclosed is the 7 day net yield as of February 28, 2013. Note: Yield rounds to 0.00%.

(f)	The rate shown represents yield-to-maturity.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 76.

12	See accompanying notes to the financial statements.

This page has been left blank intentionally.

Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Although GMO Benchmark-Free Allocation Fund does not seek to control risk relative to any securities market index or benchmark, a discussion of the Fund’s performance relative to the CPI Index is included for comparative purposes.

Class III shares of GMO Benchmark-Free Allocation Fund returned +8.0% for the fiscal year ended February 28, 2013, as compared with +1.9% for the CPI Index.

The Fund’s exposures to U.S. quality equities, international equities, and Japanese equities drove most of the outperformance.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

14

Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO Benchmark-Free Allocation Fund Class III Shares and the CPI Index

As of February 28, 2013

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .12% on the purchase and .12% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited. Performance for classes may vary due to different fees. Prior to January 1, 2012, the Fund served as a principal component of a broader GMO Real Return Strategy. Beginning on January 1, 2012, the Fund has been managed as a stand alone investment.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

15

Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Consolidated Investment Concentration Summary(a)

February 28, 2013 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Common Stocks	65.6%
Short-Term Investments	23.9
Debt Obligations	10.5
Futures Contracts	8.6
Preferred Stocks	1.2
Forward Currency Contracts	0.3
Investment Funds	0.2
Loan Participations	0.1
Mutual Funds	0.0	^
Loan Assignments	0.0	^
Rights/Warrants	0.0	^
Options Purchased	0.0	^
Swap Agreements	(0.0	)^
Reverse Repurchase Agreements	(0.0	)^
Written Options	(0.1)
Other	(10.3)

	100.0%

Country/Region Summary**	% of Investments
United States	36.2%
Emerging***	18.1
Japan	13.1
United Kingdom	11.1
France	4.5
Germany	3.5
Italy	2.2
Spain	2.2
Australia	2.0
Switzerland	1.7
Hong Kong	1.4
Netherlands	0.9
Belgium	0.7
Singapore	0.6
Denmark	0.3
Austria	0.2
Canada	0.2
Finland	0.2
Ireland	0.2
New Zealand	0.2
Sweden	0.2
Greece	0.1
Norway	0.1
Portugal	0.1

100.0%

(a)	GMO Implementation Fund is a 100% owned subsidiary of Benchmark-Free Allocation Fund. As such, the holdings of GMO Implementation Fund have been included with Benchmark-Free Allocation Fund.

*	The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust ("underlying funds") except for GMO Alpha Only Fund.

**	The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds except for GMO Alpha Only Fund. The table excludes short-term investments and includes exposure through the use of derivative financial instruments, if any. The table excludes exposure through forward currency contracts.

***	The “Emerging” exposure is primarily comprised of Argentina, Brazil, China, Colombia, Congo, Czech Republic, Dominican Republic, Egypt, Hungary, India, Indonesia, Iraq, Malaysia, Mexico, Panama, Peru, Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand, Turkey, Ukraine and Venezuela.

^	Rounds to 0.0%

16

Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments

(showing percentage of total net assets)

February 28, 2013

Shares / Par Value ($)		Description	Value ($)

		MUTUAL FUNDS — 46.6%

		United States — 46.6%
		Affiliated Issuers — 46.6%
	46,606,806	GMO Alpha Only Fund, Class IV	1,129,748,983
	16,058,004	GMO Alternative Asset Opportunity Fund	489,287,387
	9,878,198	GMO Debt Opportunities Fund, Class VI	267,402,815
	12,303,933	GMO Emerging Country Debt Fund, Class IV	127,099,623
	6,685,700	GMO Flexible Equities Fund, Class VI	141,469,403

		TOTAL MUTUAL FUNDS (COST $2,131,295,226)	2,155,008,211

		INVESTMENT FUNDS (a) — 0.2%

		Thailand — 0.0%
	192,895	CPN Commercial Growth Leasehold Property Fund	93,772

		United States — 0.2%
	172,302	iShares MSCI Emerging Markets Index Fund	7,445,169

		TOTAL INVESTMENT FUNDS (COST $7,502,265)	7,538,941

		DEBT OBLIGATIONS (a) — 0.2%

		Asset-Backed Securities — 0.1%
		CMBS Collateralized Debt Obligations — 0.0%
	1,599,399	American Capital Strategies Ltd. Commercial Real Estate CDO Trust, Series 07-1A, Class A, 144A, 3 mo. LIBOR + .80%, 1.09%, due 11/23/52	1,599

		Insured Other — 0.0%
	2,500,000	Toll Road Investment Part II, Series C, 144A, MBIA, Zero Coupon, due 02/15/37	395,500

		Residential Asset-Backed Securities (Canada) — 0.1%
CAD	150,000	Master Asset Vehicle II, Series 09-2, Zero Coupon, Class C, due 07/15/56	105,455
CAD	2,559,600	Master Asset Vehicle II, Series 09-2, Class A1, 0.79%, due 07/15/56	2,196,602
CAD	1,938,400	Master Asset Vehicle II, Series 09-2, Class A2, 0.79%, due 07/15/56	1,578,915
CAD	352,000	Master Asset Vehicle II, Series 09-2, Zero Coupon, Class B, due 07/15/56	275,627

		Residential Asset-Backed Securities (Canada)	4,156,599

		Total Asset-Backed Securities	4,553,698

Par Value ($) / Shares	Description	Value ($)

	Convertible Debt — 0.1%

	Bank Loans — 0.1%
994,950	Chrysler Group LLC Term Loan B, 3.75%, due 05/24/17	1,014,849
380,447	Caesars Entertainment Corp. Co, Inc. Term Loan B1, 1.00%, due 01/28/15	378,545
1,585,141	Caesars Entertainment Corp. Co., Inc. Term Loan B3, 3.21%, due 01/28/15	1,577,215
2,000,000	Springleaf Financial Funding Co. Term Loan B, 3.25%, due 05/10/17	2,012,600

	Total Bank Loans	4,983,209

	TOTAL DEBT OBLIGATIONS (COST $9,685,831)	9,536,907

	COMMON STOCKS (a) — 46.5%

	Australia — 1.2%
59,787	ALS Ltd (Queensland)	713,005
1,305,243	Arrium Ltd	1,589,107
25,542	Australia and New Zealand Banking Group Ltd	746,956
73,024	BHP Billiton Ltd	2,733,884
241,795	Billabong International Ltd	209,982
424,164	BlueScope Steel Ltd *	1,963,210
12,529	Caltex Australia Ltd	254,478
33,442	Commonwealth Bank of Australia	2,292,304
89,081	CSL Ltd	5,458,991
104,333	David Jones Ltd	296,836
929,174	Dexus Property Group (REIT)	1,034,819
1,022,414	Goodman Fielder Ltd *	770,818
283,318	Goodman Group (REIT)	1,343,919
230,054	GPT Group (REIT)	921,782
48,316	Insurance Australia Group Ltd	280,346
305,933	Investa Office Fund (REIT)	950,858
74,227	JB Hi – Fi Ltd	978,996
46,184	Macquarie Group Ltd	1,774,249
781,018	Mirvac Group (REIT)	1,306,781
245,954	Myer Holdings Ltd	699,185
296,749	Pacific Brands Ltd	239,567
390,350	Qantas Airways Ltd *	653,083
487,719	QBE Insurance Group Ltd	6,641,922
832,776	Stockland (REIT)	3,198,570
299,879	TABCORP Holdings Ltd	972,520
156,332	Tatts Group Ltd	508,221
1,574,425	Telstra Corp Ltd	7,369,274
209,915	Westpac Banking Corp	6,585,284
19,122	Woolworths Ltd	682,333

	Total Australia	53,171,280

See accompanying notes to the financial statements.	17

Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Shares	Description	Value ($)

	Austria — 0.1%
13,566	Andritz AG	956,570
11,376	Erste Group Bank AG *	365,151
49,883	OMV AG	2,166,660
12,322	Raiffeisen International AG	464,486
36,459	Voestalpine AG	1,226,723

	Total Austria	5,179,590

	Belgium — 0.4%
69,805	Ageas	2,371,579
150,563	Anheuser-Busch InBev NV	14,109,982
51,219	Belgacom SA	1,429,057
27,034	Delhaize Group	1,305,100
18,581	KBC Groep NV	686,305

	Total Belgium	19,902,023

	Brazil — 0.7%
527,200	Banco do Brasil SA	7,015,483
84,000	Banco Santander Brasil SA	610,246
256,200	Banco Santander Brasil SA ADR	1,872,822
33,400	BM&FBovespa SA	226,278
17,900	BR Malls Participacoes SA	231,505
68,700	Centrais Eletricas Brasileiras SA Sponsored ADR	239,763
1,200	Cia de Saneamento Basico do Estado de Sao Paulo *	58,181
1,000	Cia de Saneamento Basico do Estado de Sao Paulo ADR *	48,360
158,200	Cielo SA	4,749,836
3,465	Companhia de Bebidas das Americas	152,804
5,400	Cosan SA Industria e Comercio	127,293
46,100	Diagnosticos da America SA	317,907
41,600	Duratex SA	347,823
51,000	Electrobras (Centro)	179,069
22,100	Grupo BTG Pactual	406,294
57,400	JBS SA *	198,931
19,700	Localiza Rent a Car SA	373,617
7,900	LPS Brasil Consultoria de Imoveis SA	142,882
7,800	Multiplan Empreendimentos Imobiliarios SA	223,234
62,600	Multiplus SA	1,165,409
47,700	Petroleo Brasileiro SA (Petrobras) ADR	699,759
64,600	Qualicorp SA *	722,238
208,400	Rossi Residencial SA	369,548
30,500	Sul America SA	290,762
8,900	Totvs SA	196,714
35,400	Vale SA	676,023
451,400	Vale SA Sponsored ADR	8,572,086

	Total Brazil	30,214,867

Shares	Description	Value ($)

	Canada — 0.6%
7,800	Agrium Inc	807,721
11,100	Alimentation Couche Tard Inc	574,993
8,100	Bank of Montreal	504,340
161,300	Bombardier Inc-Class B	649,110
27,900	Canadian National Railway Co	2,831,529
87,200	Canadian Natural Resources Ltd	2,665,255
19,600	Canadian Oil Sands Ltd	401,218
7,400	Canadian Pacific Railway Ltd	900,199
6,400	Canadian Tire Corp Ltd-Class A	427,101
8,600	Dollarama Inc	505,367
87,900	Encana Corp	1,581,135
82,000	First Quantum Minerals Ltd	1,527,486
43,800	Husky Energy Inc	1,346,810
13,900	Magna International Inc	739,312
117,200	Manulife Financial Corp	1,738,822
12,600	Methanex Corp	461,236
21,700	Metro Inc	1,359,130
219,400	Research In Motion Ltd *	2,974,266
32,000	Royal Bank of Canada	1,986,560
72,200	Sherritt International Corp	371,764
112,200	Sun Life Financial Inc	3,134,528
11,000	Teck Resources Ltd-Class B	340,587

	Total Canada	27,828,469

	Chile — 0.0%
19,265	Empresa National de Telecomunicaciones SA	404,804

	China — 1.9%
544,000	Agile Property Holdings Ltd	698,808
13,799,000	Bank of China Ltd-Class H	6,522,285
1,300,000	Bank of Communications Co Ltd-Class H	1,027,558
206,000	Brilliance China Automotive Holdings Ltd *	283,889
2,246,000	China CITIC Bank Corp-Class H	1,433,285
968,000	China Coal Energy Co Ltd-Class H	954,729
1,509,000	China Communications Construction Co Ltd-Class H	1,426,870
884,000	China Communications Services Corp Ltd-Class H	555,118
11,661,000	China Construction Bank-Class H	9,606,398
480,000	China Everbright International Ltd	319,181
376,865	China Everbright Ltd	693,200
930,000	China High Speed Transmission Equipment Group Co Ltd *	462,938
516,000	China Lumena New Materials Corp	122,212
437,000	China Merchants Bank Co Ltd-Class H	946,226
1,391,500	China Minsheng Banking Corp Ltd	1,927,113
1,244,100	China Mobile Ltd	13,661,306
24,200	China Mobile Ltd Sponsored ADR	1,326,160
780,000	China National Building Material Co Ltd-Class H	1,188,442

18	See accompanying notes to the financial statements.

Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Shares	Description	Value ($)

	China — (continued)
224,000	China Oilfield Services Ltd-Class H	475,359
498,000	China Overseas Land & Investment Ltd	1,512,283
3,000	China Petroleum & Chemical Corp ADR	340,680
2,266,000	China Petroleum & Chemical Corp-Class H	2,572,995
768,000	China Railway Construction Corp Ltd-Class H	804,085
1,807,000	China Railway Group Ltd-Class H	972,758
76,000	China Resources Land Ltd	222,326
397,500	China Shenhua Energy Co Ltd-Class H	1,503,312
480,000	China Southern Airlines Co Ltd-Class H	263,358
1,400	China Telecom Corp Ltd ADR	72,814
7,276,800	China Telecom Corp Ltd-Class H	3,770,632
1,090,000	China Unicom Hong Kong Ltd	1,587,172
32,700	China Unicom Hong Kong Ltd ADR	476,439
147,000	China Yurun Food Group Ltd *	105,033
578,000	Citic Pacific Ltd	885,020
2,403,000	CNOOC Ltd	4,702,622
2,500	CNOOC Ltd ADR	487,400
231,395	Cosco Pacific Ltd	370,456
537,000	Country Garden Holdings Co *	276,500
1,718,000	Datang International Power Generation Co Ltd	743,174
130,000	Dongfang Electrical Machinery Co Ltd	243,342
1,554,000	Dongfeng Motor Group Co Ltd-Class H	2,272,802
597,000	Geely Automobile Holdings Ltd	326,718
281,100	Great Wall Motor Co Ltd-Class H	1,100,568
590,000	Guangzhou Automobile Group Co Ltd	490,310
246,828	Guangzhou R&F Properties Co Ltd-Class H	417,273
396,000	Harbin Power Equipment Co Ltd	345,218
12,902,265	Industrial and Commercial Bank of China Ltd-Class H	9,249,876
47,300	Inner Mongolia Yitai Coal Co Ltd-Class B	272,462
228,000	Jiangsu Expressway Co Ltd	229,927
114,000	Jiangxi Copper Co Ltd	272,261
252,000	Kunlun Energy Co Ltd	523,257
670,000	Lenovo Group Ltd	745,414
176,000	Longfor Properties	313,385
1,350,000	Lonking Holdings Ltd	362,613
894,000	PetroChina Co Ltd-Class H	1,225,246
80,000	PICC Property & Casualty Co Ltd-Class H	114,568
927,000	Poly Property Group Co Ltd *	659,521
109,000	Shanghai Industrial Holdings Ltd	355,095
536,500	Shimao Property Holdings Ltd	1,078,374
880,000	Skyworth Digital Holdings Ltd	591,093
753,000	Sun Art Retail Group Ltd	1,048,226
332,000	Sunac China Holdings Ltd	257,771
92,000	Weichai Power Co Ltd-Class H	347,072
462,000	Yanzhou Coal Mining Co Ltd-Class H	710,933
752,720	Zijin Mining Group Co Ltd-Class H	257,706

	Total China	89,111,167

Shares	Description	Value ($)

	Czech Republic — 0.1%
121,140	CEZ AS	3,641,730
8,816	Komercni Banka AS	1,791,902
17,996	Telefonica 02 Czech Republic AS	297,322

	Total Czech Republic	5,730,954

	Denmark — 0.2%
12,514	Coloplast A/S	652,658
19,303	GN Store Nord A/S	345,497
57,745	Novo-Nordisk A/S-Class B	10,095,796

	Total Denmark	11,093,951

	Egypt — 0.1%
313,270	Al Ezz Steel Rebars SAE	462,256
60,923	Commercial International Bank	307,174
11,256	Orascom Construction Industries *	430,573
115,165	Orascom Telecom Holding SAE GDR (Registered Shares) *	363,394
8,502,680	Orascom Telecom Media And Technology Holding SAE	793,033
152,413	Talaat Moustafa Group *	92,480
102,110	Telecom Egypt Co	207,965

	Total Egypt	2,656,875

	Finland — 0.1%
5,940	Kone Oyj-Class B	479,244
49,329	Neste Oil Oyj	739,609
11,785	Nokian Renkaat Oyj	533,759
1,232,851	Nokia Oyj	4,480,016
12,438	Tieto Oyj	288,911

	Total Finland	6,521,539

	France — 2.5%
231,074	Air France—KLM *	2,448,104
983	Arkema SA	99,660
88,333	AXA	1,528,120
98,266	BNP Paribas	5,496,422
34,908	Bouygues SA	983,828
1,652	Casino Guichard-Perrachon SA	165,815
18,567	Compagnie Generale des Etablissements Michelin-Class B	1,653,754
97,842	Credit Agricole SA *	912,864
16,893	Essilor International SA	1,738,960
233,780	France Telecom SA	2,254,796
78,833	GDF Suez	1,488,065
15,477	Gemalto NV	1,406,397
8,666	L’Oreal SA	1,292,777
12,789	Lafarge SA	858,570
39,406	Lagardere SCA	1,403,841
315,099	Peugeot SA *	2,372,718
6,256	Rallye SA	227,774

See accompanying notes to the financial statements.	19

Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Shares	Description	Value ($)

	France — (continued)
2,349	Remy Cointreau SA	296,684
93,163	Renault SA	5,884,737
16,604	Safran SA	758,810
364,565	Sanofi	34,428,693
75,507	Societe Generale *	2,878,219
795,957	Total SA	39,738,688
189,455	Vivendi SA	3,974,101
12,681	Zodiac Aerospace	1,424,050

	Total France	115,716,447

	Germany — 1.4%
13,832	Adidas AG	1,257,209
22,447	Allianz SE (Registered)	3,060,335
21,955	Aurubis AG	1,536,996
105,982	Bayer AG (Registered)	10,466,750
7,736	Beiersdorf AG	673,296
12,641	Continental AG	1,479,985
105,342	Deutsche Lufthansa AG (Registered)	2,120,853
25,505	Deutsche Bank AG (Registered)	1,164,420
66,342	Deutsche Post AG (Registered)	1,485,128
11,012	Duerr AG	1,205,491
803,530	E.ON AG	13,386,909
13,320	Lanxess AG	1,124,149
29,767	Leoni AG	1,337,481
21,490	Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	3,854,836
40,016	Premiere AG *	255,184
128,603	RWE AG	4,714,256
22,249	Salzgitter AG	1,057,393
142,516	SAP AG	11,129,111
43,331	Suedzucker AG	1,895,609

	Total Germany	63,205,391

	Greece — 0.1%
26,612	Marfin Investment Group Holdings SA *	14,887
186,605	OPAP SA	1,585,673
97,769	Public Power Corp SA *	961,461

	Total Greece	2,562,021

	Hong Kong — 0.3%
80,000	AAC Technologies Holdings Inc	336,532
4,383,000	Agricultural Bank of China Ltd-Class H	2,256,893
8,000	Baidu Inc Sponsored ADR *	726,080
85,000	Cheung Kong Holdings Ltd	1,319,810
101,400	Chow Tai Fook Jewellery Group Ltd	148,213
845,300	Esprit Holdings Ltd	1,097,441
3,376,000	Evergrande Real Estate Group Ltd	1,648,465
448,000	Galaxy Entertainment Group Ltd *	1,877,032
109,000	Link (REIT)	582,707

Shares	Description	Value ($)

	Hong Kong — (continued)
171	Melco International Development Ltd	272
6,500	NetEase, Inc. ADR	333,255
36,100	New Oriental Education & Technology Group Sponsored ADR	548,720
560,000	Pacific Basin Shipping Ltd	328,991
38,400	Sands China Ltd	181,874
70,000	Sun Hung Kai Properties Ltd	1,081,446
101,500	Swire Pacific Ltd	1,313,223
62,000	Wharf Holdings Ltd (The)	542,699
177,000	Yue Yuen Industrial Holdings	597,998

	Total Hong Kong	14,921,651

	Hungary — 0.0%
149,887	Magyar Telekom Telecommunications Plc	269,400
1,411	MOL Hungarian Oil and Gas Plc	108,368
16,636	OTP Bank Plc	344,255
1,296	Richter Gedeon Nyrt	197,793

	Total Hungary	919,816

	India — 0.4%
15,908	Aban Offshore Ltd	82,422
53,094	Allahabad Bank	135,638
8,969	Apollo Hospitals Enterprise Ltd	135,708
133,018	Aurobindo Pharma Ltd	395,315
6,664	Axis Bank Ltd GDR	165,873
17,508	Bank of Baroda	225,601
93,778	Bharat Heavy Electricals Ltd	347,566
10,688	Cadila Healthcare Ltd	148,546
170,073	Cairn India Ltd	936,582
41,223	Cipla Ltd	270,866
20,238	Colgate-Palmolive India Ltd	482,365
86,729	Dena Bank (b)	141,999
23,473	Dewan Housing Finance Corp Ltd	71,859
5,692	Grasim Industries Ltd Sponsored GDR	310,044
43,006	HCL Technologies Ltd	573,336
1,899	HDFC Bank Ltd	22,072
11,300	HDFC Bank Ltd ADR	429,965
274,700	Hexaware Technologies Ltd	432,677
434,000	Hindalco Industries Ltd GDR (b)	762,921
285,438	Housing Development & Infrastructure Ltd *	318,910
3,200	ICICI Bank Ltd Sponsored ADR	134,144
567,593	IFCI Ltd	306,462
17,625	IndusInd Bank Ltd	133,695
6,196	Infosys Technologies Ltd	332,734
58,900	Infosys Technologies Ltd Sponsored ADR	3,176,477
33,788	Kotak Mahindra Bank Ltd	408,334
10,341	Lupin Ltd	111,537
294,428	Manappuram Finance Ltd	187,821
66,081	Oil & Natural Gas Corp Ltd	380,155
238,982	Opto Circuits India Ltd	226,005

20	See accompanying notes to the financial statements.

Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Shares	Description	Value ($)

	India — (continued)
13,646	Punjab National Bank Ltd (b)	202,449
41,323	Reliance Energy Ltd	316,878
11,304	Reliance Industries Ltd	340,847
614,850	Satyam Computer Services Ltd *	1,342,460
152,407	Sesa Goa Ltd	438,821
1,736	Shree Cement Ltd	138,260
8,530	State Bank of India GDR	713,883
84,542	Sterlite Industries India Ltd	148,008
121,300	Sterlite Industries India Ltd ADR	855,165
38,180	Sun TV Network Ltd	287,542
33,960	Tata Consultancy Services Ltd	949,256
12,400	Tata Motors Ltd Sponsored ADR	336,536
8,038	Tech Mahindra Ltd	154,508
33,145	Wipro Ltd	254,901
67,300	Wipro Ltd ADR	646,080

	Total India	18,913,223

	Indonesia — 0.6%
1,971,500	ACE Hardware Indonesia Tbk PT	148,910
7,223,000	Astra International Tbk PT	5,938,016
112,000	Bank Central Asia Tbk PT	127,288
3,103,670	Bank Mandiri Persero Tbk PT	3,222,994
1,188,500	Bank Negara Indonesia Persero Tbk PT	564,838
2,718,770	Bank Rakyat Indonesia Persero Tbk PT	2,653,627
11,075,500	Bhakti Investama Tbk PT	583,495
774,500	Gajah Tunggal Tbk PT	176,188
4,515,000	Global Mediacom Tbk PT	1,073,597
480,000	Harum Energy Tbk PT	272,634
501,000	Indofood Sukses Makmur Tbk PT	377,721
1,066,000	Indomobil Sukses Internasional Tbk PT	594,682
5,868,000	Kalbe Farma Tbk PT	782,059
4,190,000	Media Nusantara Citra Tbk PT	1,278,095
894,500	Mitra Adiperkasa Tbk PT	721,229
801,000	MNC Sky Vision Tbk PT *	176,116
1,414,500	Perusahaan Gas Negara Persero Tbk PT	701,860
890,500	Ramayana Lestari Sentosa Tbk PT	121,425
833,650	Semen Gresik Persero Tbk PT	1,495,644
43,000	Sumber Alfaria Trijaya Tbk PT	27,449
163,500	Tambang Batubara Bukit Asam Persero Tbk PT	255,363
3,068,500	Telekomunikasi Indonesia Persero Tbk PT	3,415,919
20,600	Telekomunikasi Indonesia Persero Tbk PT Sponsored ADR	915,876
179,500	United Tractors Tbk PT	358,394
633,500	XL Axiata Tbk PT	357,111

	Total Indonesia	26,340,530

	Ireland — 0.1%
97,339	C&C Group Plc	621,666
16,990	CRH Plc	369,397

Shares	Description	Value ($)

	Ireland — (continued)
20,275	DCC Plc	711,721
28,952	Kerry Group Plc-Class A	1,623,779
14,182	Paddy Power Plc	1,170,529

	Total Ireland	4,497,092

	Israel — 0.0%
53,975	Africa Israel Investments Ltd *	133,663
13,268	Mellanox Technologies Ltd *	684,036
44,440	Partner Communications Co Ltd	248,543
181	Paz Oil Co Ltd *	27,129

	Total Israel	1,093,371

	Italy — 1.0%
575,056	A2A SPA	308,382
43,471	Azimut Holding SPA	689,330
26,005	Banca Popolare dell’Emilia Romagna Scrl	185,790
3,439,687	Enel SPA	12,414,521
519,686	ENI SPA	11,827,932
16,787	Exor SPA	468,386
116,819	Fiat Industrial SPA	1,415,994
402,788	Fiat SPA *	2,149,735
501,499	Finmeccanica SPA *	2,454,101
3,421	Impregilo SPA	17,773
907,899	Intesa Sanpaolo SPA	1,461,800
109,310	Intesa Sanpaolo SPA-Di RISP	150,312
9,264	Lottomatica Group SPA	213,383
15,085	Luxottica Group SPA	703,707
335,846	Mediaset SPA	741,000
187,250	Mediolanum SPA	1,033,516
129,259	Pirelli & C. SPA	1,496,607
30,935	Recordati SPA	306,594
4,392,912	Telecom Italia SPA	3,230,521
2,600,794	Telecom Italia SPA-Di RISP	1,681,859
236,312	Terna SPA	986,824
3,416	Tod’s SPA	493,124

	Total Italy	44,431,191

	Japan — 5.0%
5,100	3-D Matrix Ltd *	296,736
11,000	ABC-Mart Inc	383,755
998	Accordia Golf Co Ltd	942,569
300	Advance Residence Investment Corp (REIT)	637,260
39,000	Advantest Corp	559,813
272,800	Aeon Co Ltd	3,067,523
91,000	Anritsu Corp	1,345,771
7,300	Arnest One Corp	119,937
110,800	Astellas Pharma Inc	5,985,165
8,900	Avex Group Holding Inc	244,536
4,100	Calbee Inc	349,332

See accompanying notes to the financial statements.	21

Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Shares	Description	Value ($)

	Japan — (continued)
53,000	Credit Saison Co Ltd	1,128,221
54,300	Daiei Inc *	135,123
425,000	Daikyo Inc	1,021,111
57,100	Daito Trust Construction Co Ltd	5,109,506
171,000	Daiwabo Holdings Co Ltd	333,627
33,000	Daiwa House Industry Co Ltd	606,530
84,200	Dena Co Ltd	2,361,067
331,000	DIC Corp	662,955
33,800	Eisai Co Ltd	1,505,201
4,600	Fast Retailing Co Ltd	1,262,749
254,000	Fuji Electric Co Ltd	725,319
196,000	Fuji Heavy Industries Ltd	2,934,703
24,700	Fuji Oil Co Ltd	359,726
77,000	Gunze Ltd	194,908
70,000	Hanwa Co Ltd	295,009
1,538,000	Haseko Corp *	1,360,880
17,900	Hikari Tsushin Inc	860,832
258	INPEX Corp	1,369,524
261,000	Isuzu Motors Ltd	1,604,066
464,400	Itochu Corp	5,358,570
3,700	Izumi Co Ltd	81,053
29,600	J Trust Co Ltd	528,222
818,450	Japan Tobacco Inc	25,841,793
121,900	JFE Holdings Inc	2,609,972
145,000	Juki Corp *	224,461
1,120,600	JX Holdings Inc	6,829,249
58,400	K’s Holdings Corp	1,503,471
707,000	Kajima Corp	2,091,155
20,500	Kakaku.com Inc	796,026
45,100	Kao Corp	1,443,196
1,146,000	Kawasaki Kisen Kaisha Ltd *	2,571,975
109,400	KDDI Corp	8,216,569
67,000	Kinugawa Rubber Industrial Co Ltd	324,439
478,000	Kobe Steel Ltd *	644,416
25,386	Kohnan Shoji Co Ltd	309,378
103,000	Kurimoto Ltd	356,371
21,900	Lawson Inc	1,628,859
260,700	Leopalace21 Corp *	950,716
82,000	Look Inc	283,617
447,000	Marubeni Corp	3,260,355
946,000	Mazda Motor Corp *	2,852,509
58,304	Medipal Holdings Corp	753,577
9,500	MEIJI Holdings Co Ltd	408,778
9,900	Misawa Homes Co Ltd	138,978
72,000	Mitsubishi Estate Co Ltd	1,794,901
436,500	Mitsubishi Chemical Holdings Corp	2,046,773
340,400	Mitsubishi Corp	6,743,524
355,000	Mitsui Engineer & Shipbuilding Co Ltd	688,259
56,000	Mitsui Fudosan Co Ltd	1,424,407

Shares	Description	Value ($)

	Japan — (continued)
242,300	Mitsui & Co Ltd	3,586,893
317,012	Mitsui Mining & Smelting Co Ltd	782,122
600,134	Mitsui OSK Lines Ltd	2,099,192
2,844,900	Mizuho Financial Group Inc	6,257,133
67,300	Namco Bandai Holdings Inc	1,070,343
125	NanoCarrier Co Ltd *	586,519
39,800	Nikon Corp	894,149
15,900	Nintendo Co Ltd	1,538,132
284,800	Nippon Light Metal Co Ltd *	328,577
86,132	Nippon Paper Group Inc	1,497,596
764,000	Nippon Steel Corp	2,068,316
191,400	Nippon Telegraph & Telephone Corp	8,745,575
708,000	Nippon Yusen Kabushiki Kaisha	1,776,941
87,041	Nipro Corp	707,869
22,250	Nitori Holdings Co Ltd	1,656,817
22,500	Nitto Denko Corp	1,320,098
60,286	North Pacific Bank Ltd *	199,841
5,973	NTT Docomo Inc	9,234,176
335,000	Obayashi Corp	1,725,598
396,000	Oki Electric Industry Co Ltd *	444,588
18,200	Ono Pharmaceutical Co Ltd	965,855
185,000	Orient Corp *	617,114
306,500	Penta-Ocean Construction Co Ltd	795,971
1,900	Pigeon Corp	106,965
20,959	Point Inc	774,169
1,239,400	Resona Holdings Inc	5,679,702
152,000	Ricoh Co Ltd	1,630,953
111,300	Round One Corp	785,693
21,400	Ryohin Keikaku Co Ltd	1,401,584
34,500	Sankyo Co Ltd	1,453,949
25,600	Seven & I Holdings Co Ltd	747,214
107,600	Seven Bank Ltd	283,093
75,400	Shinko Electric Industries Co Ltd	610,783
13,200	Ship Healthcare Holdings Inc	376,785
11,100	SHO – BOND Holdings Co Ltd	405,161
132,486	SoftBank Corp	4,907,100
879,900	Sojitz Corp	1,347,771
363,193	Sumitomo Light Metal Industries Ltd	356,215
347,400	Sumitomo Mitsui Construction Co Ltd *	287,831
415,000	Sumitomo Corp	5,068,047
52,800	Sumitomo Mitsui Financial Group Inc	2,107,198
261,000	Sumitomo Mitsui Trust Holdings Inc	1,013,141
29,000	Sumitomo Realty & Development Co Ltd	980,418
29,000	SxL Corp *	50,383
605,000	Taisei Corp	1,788,170
83,800	Taiyo Yuden Co Ltd	921,111
206,900	Takeda Pharmaceutical Co Ltd	10,693,834
236,300	Tokyo Electric Power Co Inc (The) *	535,106
117,782	Tokyo Gas Co Ltd	568,832

22	See accompanying notes to the financial statements.

Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Shares	Description	Value ($)

	Japan — (continued)
44,000	Tokyo Tatemono Co Ltd	245,185
90,000	Tokyu Land Corp	678,628
77,000	TonenGeneral Sekiyu KK	763,839
248,000	Tosoh Corp	673,927
193,000	Toyobo Co Ltd	347,776
71,800	Toyota Motor Corp	3,687,615
141,200	Toyota Tsusho Corp	3,598,811
78,000	Tsugami Corp	438,425
474,567	Unitika Ltd *	260,748
158,100	UNY Co Ltd	1,127,545
9,920	USS Co Ltd	1,088,802
331	Wacom Co Ltd	1,189,542
2,902	Yahoo! Japan Corp	1,226,479
91,510	Yamada Denki Co Ltd	3,320,630

	Total Japan	232,897,598

	Kazakhstan — 0.0%
35,064	KazMunaiGas Exploration Production JSC GDR (Registered Shares)	682,770

	Total Kazakhstan	682,770

	Malaysia — 0.0%
306,400	AMMB Holdings Berhad	626,489
118,896	Hong Leong Bank Berhad	560,370
21,500	Public Bank Bhd	112,052
25,400	Public Bank Bhd (Foreign Market)	132,265

	Total Malaysia	1,431,176

	Mexico — 0.3%
321,800	America Movil SAB de CV	6,722,402
1,937,400	America Movil SAB de CV-Class L	2,024,742
220,300	Compartamos SAB de CV	351,733
7,000	Desarrolladora Homex SAB de CV ADR *	83,300
49,900	Fibra Uno Administracion SA de CV (REIT)	154,689
11,800	Fomento Economico Mexicano SAB de CV	131,843
4,700	Fomento Economico Mexicano SAB de CV Sponsored ADR	525,178
89,100	Gruma SAB de CV-Series B *	314,112
30,800	Grupo Financiero Banorte SAB de CV-Class O	227,781
170,400	Grupo Financiero Santander Mexico SAB de CV ADR *	2,542,368
67,200	Grupo Financiero Santander Mexico SAB de CV-Class B	200,686
26,500	Grupo Televisa SAB	710,995
25,600	Grupo Televisa SAB-Series CPO	137,501
37,500	Kimberly-Clark de Mexico SAB de CV-Series A	118,659

Shares	Description	Value ($)

	Mexico — (continued)
678,000	Urbi Desarrollos Urbanos SAB de CV *	236,365
250,000	Wal-Mart de Mexico SAB de CV-Class V	783,420

	Total Mexico	15,265,774

	Netherlands — 0.5%
385,076	Aegon NV	2,292,222
29,425	ASML Holding NV	2,088,475
34,775	CSM NV	775,890
32,070	Delta Lloyd NV	565,225
151,643	ING Groep NV *	1,214,026
167,774	Koninklijke BAM Groep NV	681,672
34,189	Koninklijke Philips Electronics NV	965,887
85,275	SNS REAAL NV *	93,629
129,906	TNT NV *	306,840
343,531	Unilever NV	13,322,599
6,534	Vopak	469,410
12,960	Wereldhave NV (REIT)	906,789

	Total Netherlands	23,682,664

	New Zealand — 0.1%
234,182	Chorus Ltd	560,591
187,985	Fletcher Building Ltd	1,419,485
1,395,965	Telecom Corp of New Zealand	2,793,615

	Total New Zealand	4,773,691

	Nigeria — 0.0%
11,278	Nestle Nigeria Plc	63,018

	Norway — 0.1%
45,372	Aker Solutions ASA	889,321
32,042	Petroleum Geo—Services ASA	504,045
44,637	TGS Nopec Geophysical Co ASA	1,686,916

	Total Norway	3,080,282

	Peru — 0.1%
128,555	Cia de Minas Buenaventura SA ADR	3,293,579
7,970	Credicorp Ltd	1,195,341

	Total Peru	4,488,920

	Philippines — 0.2%
352,500	Aboitiz Power Corp	333,598
688,884	Alliance Global Group Inc	338,399
537,360	BDO Unibank Inc *	1,307,679
407,800	First Gen Corp *	263,725
5,120	Globe Telecom Inc	141,683
747,100	GMA Holdings Inc	183,941
49,020	GT Capital Holdings Inc	904,313
3,629,000	Megaworld Corp	350,377
334,750	Metropolitan Bank & Trust	938,100

See accompanying notes to the financial statements.	23

Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Shares	Description	Value ($)

	Philippines — (continued)
11,880	Philippine Long Distance Telephone Co	852,637
8,300	Philippine Long Distance Telephone Co Sponsored ADR	592,205
76,880	Philippine National Bank *	196,182
638,800	Puregold Price Club Inc	650,189
23,450	Semirara Mining Corp	137,354
127,490	Universal Robina Corp	297,132

	Total Philippines	7,487,514

	Poland — 0.2%
152,006	KGHM Polska Miedz SA	8,618,437
14,526	Powszechna Kasa Oszczednosci Bank Polski SA	162,568
1,514	Powszechny Zaklad Ubezpieczen SA	191,649

	Total Poland	8,972,654

	Portugal — 0.1%
764,510	EDP-Energias de Portugal SA	2,286,556
80,048	Portugal Telecom SGPS SA	404,362

	Total Portugal	2,690,918

	Russia — 1.2%
16,441	Gazprom Neft JSC Sponsored ADR	372,496
2,123,529	Gazprom OAO Sponsored ADR	18,855,239
198,094	Lukoil OAO Sponsored ADR	12,786,139
1,754	Magnit OJSC	326,595
13,687	Magnit OJSC GDR	578,897
44,395	Moscow Exchange MICEX-RTS *	78,087
3,423	NovaTek OAO GDR	396,499
631,025	Rosneft OJSC GDR (Registered)	4,986,804
546,837	Sberbank Sponsored ADR	7,514,210
382,097	Surgutneftegas Sponsored ADR	3,597,693
46,782	Tatneft Sponsored ADR	1,939,226
522,811,177	VTB Bank OJSC	953,608
497,672	VTB Bank OJSC GDR (Registered Shares)	1,798,060

	Total Russia	54,183,553

	Singapore — 0.3%
389,000	Asiasons Capital Ltd *	275,979
689,000	China Minzhong Food Corp Ltd *	661,408
411,967	Ezion Holdings Ltd	663,658
518,085	Ezra Holdings Ltd *	470,690
6,608,000	Golden Agri-Resources Ltd	3,456,890
178,000	Jaya Holdings Ltd	104,231
569,000	LionGold Corp Ltd *	493,350
937,000	Noble Group Ltd	892,669
341,000	Singapore Press Holdings Ltd	1,150,053
1,590,000	Singapore Telecommunications	4,408,849
356,000	STX OSV Holdings Ltd	362,008

Shares	Description	Value ($)

	Singapore — (continued)
19,000	Venture Corp Ltd	130,901
1,943,000	Yangzijiang Shipbuilding Holdings Ltd	1,508,352
239,000	Yoma Strategic Holdings Ltd	164,231

	Total Singapore	14,743,269

	South Africa — 0.3%
21,348	ABAS Group Ltd	384,436
356,976	African Bank Investments Ltd	1,139,798
10,538	AngloGold Ashanti Ltd	255,777
17,948	AngloGold Ashanti Ltd Sponsored ADR	435,060
92,242	Aveng Ltd	335,379
174,847	Cipla Medpro South Africa Ltd	185,569
30,807	Coronation Fund Managers Ltd	161,073
36,128	Exxaro Resources Ltd	686,578
95,575	FirstRand Ltd	326,268
10,636	Gold Fields Ltd	87,176
27,900	Gold Fields Ltd Sponsored ADR	231,291
153,669	Growthpoint Properties Ltd	466,520
60,416	Investec Ltd	428,493
17,870	JSE Ltd	135,029
13,592	Kumba Iron Ore Ltd	853,898
93,654	MTN Group Ltd	1,821,472
8,120	Naspers Ltd-N Shares	524,335
119,098	Netcare Ltd	263,996
16,656	RMB Holdings Ltd	75,430
77,726	Sappi Ltd *	245,526
27,974	Sasol Ltd	1,189,789
1,647	Sasol Ltd Sponsored ADR	70,409
7,629	Shoprite Holdings Ltd	145,109
8,904	Sibanye Gold Ltd *	12,841
5,275	Sibanye Gold Ltd Sponsored ADR *	29,856
113,505	Steinhoff International Holdings Ltd *	327,901
206,933	Telkom South Africa Ltd *	348,028
9,691	Tiger Brands Ltd	326,009
8,919	Vodacom Group Ltd	117,840
18,214	Wilson Bayly Holmes-Ovcon Ltd	312,738
18,904	Woolworths Holdings Ltd	135,324

	Total South Africa	12,058,948

	South Korea — 1.1%
53,540	BS Financial Group Inc	773,272
11,980	Dongbu Insurance Co Ltd	523,562
16,688	GS Holdings	1,069,323
66,884	Hana Financial Group Inc	2,489,266
43,300	Hankook Tire Worldwide Co Ltd	748,966
16,320	Hanwha Chem Corp	297,966
27,560	Hanwha Corp	886,028
10,230	Hyundai Marine & Fire Insurance Co Ltd	296,594
6,598	Hyundai Mobis	1,898,926

24	See accompanying notes to the financial statements.

Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Shares	Description	Value ($)

	South Korea — (continued)
14,085	Hyundai Motor Co	2,817,991
16,467	Hyundai Steel Co	1,285,032
1,089	Hyundai Wia Corp	158,892
102,310	Industrial Bank of Korea	1,232,845
84,070	KB Financial Group Inc	3,043,916
5,700	KB Financial Group Inc ADR	201,951
72,935	Kia Motors Corp	3,742,923
3,549	Kolon Industries Inc	182,980
126,640	Korea Exchange Bank *	887,258
2,757	Korea Zinc Co Ltd	951,763
87,460	KT Corp	2,875,470
30,900	KT Corp Sponsored ADR	499,962
5,100	LG Chem Ltd	1,387,322
113,120	LG Uplus Corp *	886,049
17,740	LIG Insurance Co Ltd	382,274
13,390	Meritz Fire & Marine Insurance Co Ltd	143,457
5,843	Paradise Co Ltd	104,908
11,455	POSCO	3,730,762
3,300	POSCO ADR	266,277
667	Samsung Fire & Marine Insurance Co Ltd	140,369
2,807	Samsung Life Insurance Co Ltd	269,421
8,880	Samsung Card Co	318,507
3,998	Samsung Electronics Co Ltd	5,662,684
65,840	Shinhan Financial Group Co Ltd	2,590,222
7,233	SK Chemicals Co Ltd	381,802
16,796	SK Innovation Co Ltd	2,741,258
10,203	SK Telecom Co Ltd	1,682,128
84,700	SK Telecom Co Ltd ADR	1,538,999
2,245	SK Holdings Co Ltd	362,526
160,550	Woori Finance Holdings Co Ltd	1,941,131
15,560	Woori Investment & Securities Co Ltd	181,943

	Total South Korea	51,576,925

	Spain — 1.3%
46,388	Abengoa SA *	120,755
19,416	ACS Actividades de Construccion y Servicios SA	460,620
27,215	Amadeus IT Holding SA-Class A	694,838
762,514	Banco Bilbao Vizcaya Argentaria SA	7,386,714
2,212,414	Banco Santander SA	16,752,073
199,818	Distribuidora Internacional de Alimentacion SA	1,559,012
49,346	Ferrovial SA	772,373
26,792	Fomento de Construcciones y Contratas SA	311,668
230,130	Gas Natural SDG SA	4,554,764
66,665	Grifols SA *	2,371,470
946,703	Iberdrola SA	4,671,477
41,334	Inditex SA	5,525,713
177,597	Repsol YPF SA	3,777,708
950,350	Telefonica SA	12,404,300

	Total Spain	61,363,485

Shares	Description	Value ($)

	Sweden — 0.2%
16,212	Alliance Oil Company Ltd *	138,741
78,717	Boliden AB	1,329,465
66,887	Investor AB	1,954,574
28,136	NCC AB-Class B	731,254
65,745	Skandinaviska Enskilda Banken AB-Class A	682,811
19,967	Svenska Handelsbanken AB-A Shares	865,481
81,689	Swedbank AB-Class A	1,959,684

	Total Sweden	7,662,010

	Switzerland — 1.2%
3,982	AMS AG	489,900
5,735	Compagnie Financiere Richemont SA-Class A	459,998
1,411	DKSH Holding AG *	111,810
235,658	Nestle SA (Registered)	16,451,404
284,383	Novartis AG (Registered)	19,257,872
69,277	Roche Holding AG (Non Voting)	15,851,143
3,203	Swiss Life Holding AG (Registered)	523,793
17,815	Swiss Re AG	1,424,960
900	Syngenta AG (Registered)	381,947

	Total Switzerland	54,952,827

	Taiwan — 0.5%
106,000	Advantech Co Ltd	473,223
343,000	Asia Optical Co Inc *	359,763
62,000	Asustek Computer Inc	759,419
2,708,000	AU Optronics Corp *	1,189,587
116,000	Cheng Shin Rubber Industry Co Ltd	316,240
25	Chinatrust Financial Holding Co Ltd	15
56,000	Chipbond Technology Corp	116,750
650,470	Chunghwa Telecom Co Ltd	2,026,289
500	Chunghwa Telecom Co Ltd ADR	15,510
1,643,000	Compal Electronics Inc	1,164,749
55,000	Delta Electronics Inc	207,079
156,000	E.Sun Financial Holdings Co Ltd	94,207
510,000	Far EasTone Telecommunications Co Ltd	1,185,824
341,000	Fubon Financial Holding Co Ltd	463,970
877,000	Hon Hai Precision Industry Co Ltd	2,446,832
6,000	Largan Precision Co Ltd	163,580
643,000	Macronix International Co Ltd	185,047
575,000	Neo Solar Power Corp *	424,825
345,000	Powertech Technology Inc	507,084
489,000	Quanta Computer Inc	1,058,031
62,000	Radiant Opto-Electronics Corp	226,356
371,000	Shin Kong Financial Holding Co Ltd *	113,525
2,384,000	Taishin Financial Holding Co Ltd	981,592
552,000	Taiwan Mobile Co Ltd	1,935,282
174,000	Taiwan PCB Techvest Co Ltd Sponsored ADR	245,586
79,900	Taiwan Semiconductor Manufacturing Co Ltd Sponsored ADR	1,458,175

See accompanying notes to the financial statements.	25

Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Shares	Description	Value ($)

	Taiwan — (continued)
127,000	Taiwan Semiconductor Manufacturing Co Ltd	448,980
16,085	TPK Holding Co Ltd	310,542
212,000	Tripod Technology Corp	444,611
308,000	Unimicron Technology Corp	295,692
693,000	United Microelectronics Corp	261,233
1,002,450	Wistron Corp	1,122,715
113,000	WPG Holdings Co Ltd	129,602
289,000	Yungtay Engineering Co Ltd	548,237

	Total Taiwan	21,680,152

	Thailand — 0.4%
18,000	Advanced Info Service Pcl NVDR	125,140
301,200	Advanced Info Service Pcl (Foreign Registered)	2,094,007
498,100	Bangchak Petroleum Pcl	649,074
294,660	Bangkok Dusit Medical Service Pcl (Foreign Registered)	1,473,296
13,500	Bangkok Dusit Medical Services Pcl NVDR	67,500
341,210	Bank of Ayudhya Pcl (Foreign Registered) (b)	406,009
217,900	Bank of Ayudhya Pcl NVDR	251,977
76,950	Banpu Pcl (Foreign Registered)	1,011,330
41,500	Bumrungrad Hospital Pcl (Foreign Registered)	121,921
794,000	Charoen Pokphand Foods Pcl (Foreign Registered)	866,214
69,100	Charoen Pokphand Foods Pcl NVDR	75,385
110,350	Electricity Generating Pcl (Foreign Registered)	563,505
476,500	Esso Thailand Pcl (Foreign Registered)	163,333
183,400	Glow Energy Pcl (Foreign Registered)	529,492
831,926	Hemaraj Land and Development Pcl (Foreign Registered) (b)	117,856
511,600	Hemaraj Land and Development Pcl NVDR	72,935
241,500	Home Product Center Pcl (Foreign Registered)	133,104
1,421,200	Jasmine International Pcl (Foreign Registered)	321,913
198,700	Kasikornbank Pcl NVDR	1,415,005
37,300	PTT Exploration & Production Pcl (Foreign Registered)	197,641
15,600	PTT Exploration & Production Pcl NVDR	82,660
31,500	PTT Pcl	370,643
323,400	PTT Pcl (Foreign Registered)	3,805,274
201,700	Ratchaburi Electricity Generating Holding Pcl (Foreign Registered) (b)	414,063
4,056,300	Sansiri Pcl	680,087
28,600	Shin Corp Pcl	68,350
73,700	Shin Corp Pcl (Foreign Registered) (b)	169,335
66,400	Siam Cement Pcl NVDR	1,034,424
16,900	Siam Makro Pcl (Foreign Registered)	275,467

Shares	Description	Value ($)

	Thailand — (continued)
422,400	Thai Airways International Pcl (Foreign Registered) *	347,575
174,200	Thai Oil Pcl (Foreign Registered)	409,515
675,400	Thai Tap Water Supply Pcl (Foreign Registered)	240,978
41,800	Thanachart Capital Pcl	63,218
247,000	Thanachart Capital Pcl	373,561
67,700	Total Access Communication Pcl (Foreign Registered) (b)	193,597
80,400	Total Access Communication Pcl NVDR	229,914
120,900	TPI Polene Pcl NVDR	60,035
26,900	VGI Global Media Pcl	111,212
9,100	VGI Global Media Pcl NVDR	37,622

	Total Thailand	19,624,167

	Turkey — 0.2%
345,950	Akenerji Elektrik Uretim AS *	323,172
69,110	Arcelik AS	438,560
399,787	Asya Katilim Bankasi AS *	491,447
40,009	Aygaz AS	218,730
10,283	BIM Birlesik Magazalar AS	487,134
13,816	Bizim Toptan Satis Magazalari AS	209,187
370,660	EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve Ticaret AS	476,286
16,421	Ford Otomotiv Sanayi AS	193,612
206,164	Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS-Class A *	177,636
233,208	Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS-Class D	200,979
71,231	KOC Holding AS	374,620
52,156	Tofas Turk Otomobil Fabrikasi AS	323,712
24,590	Tupras-Turkiye Petrol Rafineriler AS	690,128
230,077	Turk Telekomunikasyon AS	948,696
4,557	Turk Traktor ve Ziraat Makineleri AS	149,460
148,714	Turkcell Iletisim Hizmet AS *	986,888
329,942	Turkiye Garanti Bankasi AS	1,577,948
202,499	Turkiye IS Bankasi-Class C	722,698
347,671	Turkiye Vakiflar Bankasi TAO-Class D	1,067,324
77,774	Turkiye Halk Bankasi AS	768,177
97,642	Yapi ve Kredi Bankasi AS *	275,850

	Total Turkey	11,102,244

	United Kingdom — 4.8%
235,661	Aberdeen Asset Management Plc	1,533,090
21,497	Admiral Group Plc	406,952
124,818	Aegis Group Plc	451,036
36,740	Aggreko Plc	941,797
59,403	ARM Holdings Plc	860,005
53,047	Ashtead Group Plc	413,068
522,601	AstraZeneca Plc	23,697,407

26	See accompanying notes to the financial statements.

Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Shares	Description	Value ($)

	United Kingdom — (continued)
257,076	Aviva Plc	1,383,627
34,654	Babcock International Group Plc	563,363
1,105,862	BAE Systems Plc	5,940,891
2,750,414	Barclays Plc	12,761,690
26,891	BBA Aviation Plc	103,916
4,022,467	BP Plc	26,972,761
243,382	British American Tobacco Plc	12,661,551
49,763	Bunzl Plc	949,766
9,148	Croda International Plc	358,665
200,913	Darty Plc	142,860
335,971	Diageo Plc	10,074,483
1,888,803	Dixons Retail Plc *	777,471
126,793	Drax Group Plc	1,179,599
58,604	easyJet Plc	883,774
6,447	Eurasia Drilling Co Ltd GDR	245,855
4,438	Fenner Plc	28,490
295,732	FirstGroup Plc	866,106
718,249	GlaxoSmithKline Plc	15,827,866
7,361	Globaltrans Investment Plc GDR	117,507
20,326	Halfords Group Plc	97,054
27,604	Hargreaves Lansdown Plc	362,099
596,562	Home Retail Group Plc	1,148,000
194,958	HSBC Holdings Plc	2,159,289
31,700	InterContinental Hotels Group Plc	919,168
10,971	Intertek Group Plc	554,410
641,879	ITV Plc	1,205,538
44,028	Lancashire Holdings Ltd	606,334
7,371,273	Lloyds Banking Group Plc *	6,059,220
6,477	Micro Focus International Plc	67,411
73,526	Next Plc	4,676,040
20,284	Persimmon Plc	280,550
68,665	Playtech Ltd	595,112
92,875	Premier Foods Plc *	128,998
239,744	Prudential Plc	3,558,460
8,477	Randgold Resources Ltd	701,699
21,526	Reckitt Benckiser Group Plc	1,443,510
50,627	Reed Elsevier Plc	542,870
282,360	Rio Tinto Plc	15,098,449
102,370	Rockhopper Exploration Plc *	221,684
204,363	Rolls-Royce Holdings Plc	3,179,116
269,571	Royal Bank of Scotland Group Plc *	1,320,507
643,485	Royal Dutch Shell Plc A Shares (London)	21,134,987
202,933	Royal Dutch Shell Plc B Shares (London)	6,828,842
46,160	SABMiller Plc	2,290,091
49,589	Scottish & Southern Energy Plc	1,086,093
36,213	Spectris Plc	1,300,748
115,981	Standard Life Assurance Plc	618,088
30,732	Telecity Group Plc	434,927
1,026,493	Tesco Plc	5,746,544

Shares	Description	Value ($)

	United Kingdom — (continued)
819,122	Thomas Cook Group Plc *	1,077,323
82,661	Trinity Mirror Plc *	147,437
52,053	Tullett Prebon Plc	220,146
82,371	Unilever Plc	3,280,305
2,744,017	Vodafone Group Plc	6,882,530
14,906	Whitbread Plc	568,928
63,298	WH Smith Plc	646,577
322,884	William Hill Plc	1,979,302
45,687	Wolseley Plc	2,145,598
114,539	WPP Plc	1,825,055

	Total United Kingdom	223,282,635

	United States — 16.6%
90,900	3M Co.	9,453,600
293,000	Abbott Laboratories	9,900,470
24,300	AmerisourceBergen Corp.	1,146,960
38,800	Amgen, Inc.	3,546,708
44,900	Apple, Inc.	19,818,860
21,800	Baxter International, Inc.	1,473,680
15,700	Becton, Dickinson and Co.	1,382,542
129,000	Bristol-Myers Squibb Co.	4,769,130
24,400	Cardinal Health, Inc.	1,127,524
264,400	Chevron Corp.	30,974,460
41,000	Church & Dwight Co., Inc.	2,540,360
1,923,500	Cisco Systems, Inc.	40,104,975
1,099,300	Coca-Cola Co. (The)	42,564,896
186,300	Colgate-Palmolive Co.	21,318,309
14,600	Copa Holdings SA-Class A	1,524,532
22,900	Costco Wholesale Corp.	2,319,541
22,729	CTC Media, Inc.	220,471
57,500	CVS Caremark Corp.	2,939,400
45,700	Eli Lilly & Co.	2,497,962
133,500	EMC Corp *	3,071,835
478,700	Express Scripts Holding Co. *	27,242,817
132,400	Exxon Mobil Corp.	11,856,420
3,100	First Cash Financial Services, Inc. *	164,021
14,400	General Mills, Inc.	666,000
54,000	Gilead Sciences, Inc. *	2,306,340
56,300	Google, Inc.-Class A *	45,107,560
1,352,900	Hewlett-Packard Co.	27,247,406
132,900	International Business Machines Corp.	26,690,307
1,000	Intuitive Surgical, Inc. *	509,890
611,000	Johnson & Johnson	46,503,210
9,100	Kimberly-Clark Corp.	857,948
67,800	Laboratory Corp. of America Holdings *	6,007,080
326,800	Lorillard, Inc.	12,594,872
24,300	Mastercard, Inc.-Class A	12,583,026
201,500	McDonald’s Corp.	19,323,850
12,500	McKesson Corp.	1,326,625

See accompanying notes to the financial statements.	27

Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Shares	Description	Value ($)

	United States — (continued)
201,700	Medtronic, Inc.	9,068,432
82,000	Merck & Co., Inc	3,503,860
1,332,700	Microsoft Corp.	37,049,060
132,000	Nike, Inc.-Class B	7,188,720
1,326,800	Oracle Corp.	45,456,168
356,200	PepsiCo, Inc.	26,989,274
1,368,700	Pfizer, Inc.	37,461,319
369,900	Philip Morris International, Inc.	33,938,325
4,200	Praxair, Inc.	474,810
380,200	Procter & Gamble Co. (The)	28,963,636
122,100	Qualcomm, Inc.	8,013,423
71,300	Quest Diagnostics, Inc.	4,004,921
37,500	Southern Copper Corp.	1,417,125
10,200	Stryker Corp.	651,576
120,900	Sysco Corp.	3,888,144
306,700	Target Corp.	19,309,832
50,000	TJX Cos, Inc. (The)	2,248,500
4,150	Tupperware Brands Corp.	324,655
109,400	UnitedHealth Group, Inc.	5,847,430
62,100	Visa, Inc.-Class A	9,851,544
366,900	Wal-Mart Stores, Inc.	25,969,182
21,000	Walgreen Co.	859,740
31,500	Yum! Brands, Inc.	2,062,620
121,700	Zimmer Holdings, Inc.	9,122,632

	Total United States	767,348,515

	TOTAL COMMON STOCKS (COST $2,039,238,241)	2,149,511,961

	PREFERRED STOCKS (a) — 1.0%

	Brazil — 0.7%
53,100	Banco Bradesco SA, 0.21%	947,505
138,100	Banco Bradesco SA ADR, 0.21%	2,481,657
25,400	Banco do Estado do Rio Grande do Sul SA-Class B, 1.08%	232,262
164,050	Bradespar SA, 4.97%	2,407,625
49,600	Braskem SA-Class A, 4.24%	365,347
8,600	Centrais Eletricas Brasileiras SA ADR, 12.60%	56,072
32,600	Centrais Eletricas Brasileiras SA-Class B, 13.87%	206,529
14,700	Cia de Bebidas das Americas ADR, 2.11%	652,386
2,800	Cia Energetica de Minas Gerais Sponsored ADR, 6.58%	33,320
12,400	Cia Paranaense de Energia ADR, 4.25%	185,008
32,000	Cia Energetica de Minas Gerais Sponsored ADR, 6.58%	378,781
1,700	Companhia de Bebidas das Americas, 2.15%	75,407
7,200	Companhia Paranaense de Energia Class B, 4.44%	105,487

Shares	Description	Value ($)

	Brazil — (continued)
45,000	Eletropaulo Metropolitana SA, 0.03%	271,673
81,600	Gerdau SA, 0.50%	678,145
116,300	Gerdau SA ADR, 0.54%	967,616
25,000	Itau Unibanco Holding SA, 0.51%	442,937
278,300	Itau Unibanco Holding SA	4,914,778
431,800	Itausa-Investimentos Itau SA, 0.58%	2,257,821
53,800	Klabin SA, 2.05%	361,765
39,900	Marcopolo SA, 1.35%	267,088
99,200	Metalurgica Gerdau SA, 0.39%	1,049,934
131,700	Petroleo Brasileiro SA (Petrobras), 0.75%	1,105,152
11,400	Petroleo Brasileiro SA Sponsored ADR, 0.72%	190,722
39,800	Randon Participacoes SA, 1.36%	237,264
70,295	Suzano Papel e Celulose SA *	236,163
500	Telefonica Brasil SA, 5.83%	13,171
13,700	Telefonica Brasil SA ADR, 5.79%	361,132
254,800	Usinas Siderrurgicas de Minas Gerais SA, 0.90%	1,261,514
458,600	Vale SA, 1.86%	8,468,137
123,200	Vale SA Sponsored ADR, 1.80%	2,263,184

	Total Brazil	33,475,582

	Germany — 0.2%
31,786	Henkel AG & Co KGaA, 1.18%	2,795,831
56,463	Porsche Automobil Holding SE, 1.28%	4,459,674

	Total Germany	7,255,505

	Russia — 0.1%
901,607	Sberbank *	2,187,658
3,464,915	Surgutneftegaz OJSC *	2,548,078

	Total Russia	4,735,736

	South Korea — 0.0%
2,161	Hyundai Motor Co, 2.57%	143,948
2,091	Hyundai Motor Co, 2.57% (Second Preferred)	149,923

	Total South Korea	293,871

	TOTAL PREFERRED STOCKS (COST $43,613,551)	45,760,694

	RIGHTS/WARRANTS (a) — 0.0%

	Brazil — 0.0%
9	Cia de Bebidas das Americas Rights, Expires 3/06/2013 *	—
2	Cia de Bebidas das Americas Rights, Expires 3/06/2013 *	—

	Total Brazil	—

	TOTAL RIGHTS/WARRANTS (COST $—)	—

28	See accompanying notes to the financial statements.

Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Par Value ($) / Shares	Description	Value ($)

	SHORT-TERM INVESTMENTS (a) — 6.9%

	Money Market Funds — 2.6%
119,899,896	State Street Institutional Treasury Money Market Fund-Institutional Class, 0.00% (c)	119,899,896

	Time Deposits — 0.0%
9,472	State Street Eurodollar Time Deposit, 0.01%, due 03/01/13	9,472

	U.S. Government — 4.3%
86,000,000	U.S. Treasury Bill, 0.15%, due 02/06/14 (d) (e)	85,875,558
115,000,000	U.S. Treasury Bill, 0.24%, due 04/25/13 (d) (e)	114,976,449

	Total U.S. Government	200,852,007

	TOTAL SHORT-TERM INVESTMENTS (COST $320,771,437)	320,761,375

	TOTAL INVESTMENTS — 101.4% (Cost $4,552,106,551)	4,688,118,089
	Other Assets and Liabilities (net) — (1.4%)	(63,501,558)

	TOTAL NET ASSETS — 100.0%	$4,624,616,531

A summary of outstanding financial instruments at February 28, 2013 is as follows:

Forward Currency Contracts (a)

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
04/22/13	GS	AUD	81,713,500	USD	83,699,547	$542,914
04/22/13	JPM	AUD	81,753,310	USD	83,929,583	732,437
04/22/13	MSCI	AUD	81,733,406	USD	83,722,797	545,907
04/22/13	BCLY	CHF	93,737,224	USD	101,604,087	1,541,801
04/22/13	GS	CHF	47,098,462	USD	51,081,878	805,375
04/22/13	BCLY	EUR	115,205,940	USD	154,203,727	3,742,525
04/22/13	DB	EUR	115,230,176	USD	154,182,930	3,690,076
04/22/13	JPM	GBP	96,750,342	USD	148,001,663	1,264,367
04/22/13	BCLY	JPY	10,673,416,387	USD	113,943,874	(1,244,990)
04/22/13	DB	JPY	5,337,346,005	USD	56,991,752	(609,563)
04/22/13	MSCI	JPY	5,338,617,104	USD	57,007,030	(608,004)
03/05/13	BBH	ZAR	1,060,045	USD	119,535	1,956
03/07/13	BBH	ZAR	742,999	USD	82,494	104
03/06/13	CITI	USD	911,807	ZAR	8,086,939	(14,936)
04/22/13	GS	USD	60,898,273	SGD	75,338,045	(63,503)
04/22/13	JPM	USD	111,887,157	SGD	138,422,792	(112,042)
05/09/13	BCLY	USD	86,872,871	KRW	94,461,215,838	27,573
05/09/13	MSCI	USD	86,350,630	KRW	94,187,568,357	298,068

						$10,540,065

Futures Contracts (a)

Number of Contracts	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Buys
20	CAC 40	March 2013	$970,518	$11,468
42	DAX	March 2013	10,612,823	40,856
173	FTSE/ MIB	March 2013	17,939,517	(1,192,404)
55	MSCI Singapore	March 2013	3,272,263	(35,026)
98	TOPIX	March 2013	10,310,487	133,565

			$43,105,608	$(1,041,541)

Sales
153	S&P TSX 60 Index	March 2013	$21,957,706	$(614,478)
40	SPI 200	March 2013	5,187,665	(115,819)

			$27,145,371	$(730,297)

See accompanying notes to the financial statements.	29

Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

February 28, 2013

Written Options (a)

Index Options

	Contract Number		Expiration Date	Description	Premiums	Market Value
Put	10	EUR	3/15/2013	Euro STOXX 50, Strike 2,650	$10,986	$(6,883)
Put	177	EUR	3/15/2013	Euro STOXX 50, Strike 2,600	122,962	(73,057)
Put	119	EUR	3/15/2013	Euro STOXX 50, Strike 2,575	76,334	(37,013)
Put	1,433	EUR	3/15/2013	Euro STOXX 50, Strike 2,625	805,833	(771,087)
Put	185	GBP	3/15/2013	FTSE 100, Strike 6,350	265,325	(180,648)
Put	2	GBP	3/15/2013	FTSE 100, Strike 6,225	3,110	(863)
Put	9	HKD	3/27/2013	Hang Seng, Strike 23,400	23,296	(36,370)
Put	58	HKD	3/27/2013	Hang Seng, Strike 22,600	161,107	(78,333)
Put	66	JPY	3/8/2013	Nikkei 225, Strike 10,750	159,041	(8,979)
Put	54	JPY	3/8/2013	Nikkei 225, Strike 11,500	162,090	(101,649)
Put	247	JPY	3/8/2013	Nikkei 225, Strike 11,250	811,049	(210,150)
Put	4	JPY	4/12/2013	Nikkei 225, Strike 11,500	22,756	(19,374)
Put	60	USD	3/16/2013	S&P 500, Strike 1,500	61,028	(67,200)
Put	467	USD	3/16/2013	S&P 500, Strike 1,520	778,471	(868,620)
Put	5	USD	3/16/2013	S&P 500, Strike 1,510	14,535	(7,200)
Put	184	AUD	3/21/2013	SPI 200, Stike 5,100	164,793	(162,686)
Put	3	AUD	3/21/2013	SPI 200, Strike 4,925	2,777	(759)
Put	14	AUD	3/21/2013	SPI 200, Strike 5,025	9,482	(7,318)
Put	1,286	CAD	3/15/2013	S&P TSX 60, Strike 730	108,163	(54,869)

					$3,763,138	$(2,693,058)

Swap Agreements (a)

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Fund Pays	Fund (Pays)/Receives	Net Unrealized Appreciation/ (Depreciation)
3,074,286	USD	6/17/2013	GS	Return on Asia Equity Basket Swap	1 Month Garban Intercapital Federal Funds Effective Rate	$109,997
27,400,558	USD	6/17/2013	GS	Return on Asia Equity Basket Swap	1 Month Garban Intercapital Federal Funds Effective Rate	861,337
5,664,418	USD	6/17/2013	GS	Return on Asia Equity Basket Swap	1 Month Garban Intercapital Federal Funds Effective Rate	81,098

						$1,052,432

				Premiums to (Pay) Receive		$—

As of February 28, 2013, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Consolidated Schedule of Investments:

*	Non-income producing security.

(a)	All or a portion of these securities are owned by GMO Implementation Fund, which is a 100% owned subsidiary of GMO Benchmark-Free Allocation Fund.

(b)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

(c)	The rate disclosed is the 7 day net yield as of February 28, 2013. Note: Yield rounds to 0.00%.
(d)	The rate shown represents yield-to-maturity.

(e)	All or a portion of this security has been pledged to cover margin requirements on futures contracts, collateral on swap agreements, forward currency contracts, and/or written options, if any. (Note 4).

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 76.

30	See accompanying notes to the financial statements.

This page has been left blank intentionally.

Benchmark-Free Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Although GMO Benchmark-Free Fund does not seek to control risk relative to any securities market index or benchmark, a discussion of the Fund’s performance relative to the CPI Index is included for comparative purposes.

GMO Benchmark-Free Fund returned +9.2% for the fiscal year ended February 28, 2013, as compared with +1.9% for the CPI Index.

The Fund’s exposures to U.S. equities and international equities drove most of the outperformance.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

32

Benchmark-Free Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO Benchmark-Free Fund Class III Shares and the CPI Index

As of February 28, 2013

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .13% on the purchase and .13% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited. Performance for classes may vary due to different fees.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

33

Benchmark-Free Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2013 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Common Stocks	66.2%
Short-Term Investments	17.6
Debt Obligations	10.0
Futures Contracts	3.4
Preferred Stocks	1.5
Investment Funds	0.3
Forward Currency Contracts	0.2
Loan Participations	0.1
Loan Assignments	0.0 ^
Options Purchased	0.0 ^
Rights/Warrants	0.0 ^
Swap Agreements	0.0 ^
Reverse Repurchase Agreements	(0.1)
Written Options	(0.1)
Other	0.9

100.0%

Country/Region Summary**	% of Investments
United States	36.3%
Emerging***	19.2
Japan	12.2
United Kingdom	9.7
France	4.7
Germany	3.4
Switzerland	2.6
Spain	2.1
Italy	1.9
Canada	1.2
Hong Kong	1.1
Australia	1.0
Netherlands	0.9
Sweden	0.7
Belgium	0.6
Singapore	0.6
Denmark	0.4
New Zealand	0.4
Finland	0.2
Ireland	0.2
Norway	0.2
Austria	0.1
Greece	0.1
Israel	0.1
Portugal	0.1

100.0%

*	The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”) except for GMO Alpha Only.

**	The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds except for GMO Alpha Only Fund and GMO Special Situations Fund. The table excludes short-term investments and includes exposure through the use of derivative financial instruments, if any. The table excludes exposure through forward currency contracts.

***	The “Emerging” exposure is primarily comprised of: Argentina, Brazil, China, Colombia, Congo, Czech Republic, Dominican Republic, Egypt, Hungary, India, Indonesia, Iraq, Malaysia, Mexico, Panama, Peru, Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand, Turkey, Ukraine and Venezuela.

^	Rounds to 0.0%

34

Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2013

Shares / Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
18,858,581	GMO Alpha Only Fund, Class IV	457,131,993
6,176,168	GMO Alternative Asset Opportunity Fund	188,187,832
38,311,510	GMO Currency Hedged International Equity Fund, Class III	927,521,659
5,992,617	GMO Debt Opportunities Fund, Class VI	162,220,146
9,970,443	GMO Emerging Country Debt Fund, Class IV	102,994,675
42,020,873	GMO Emerging Markets Fund, Class VI	490,803,797
6,087,621	GMO Flexible Equities Fund, Class VI	128,814,066
38,561,081	GMO Quality Fund, Class VI	918,524,954
23,077,789	GMO Risk Premium Fund, Class VI	243,009,116
6,911,090	GMO Special Situations Fund, Class VI	175,541,690
8,933,227	GMO Strategic Fixed Income Fund, Class VI	146,772,924

	TOTAL MUTUAL FUNDS (COST $3,758,381,698)	3,941,522,852

	SHORT-TERM INVESTMENTS — 0.0%

	Time Deposits — 0.0%
27,494	State Street Eurodollar Time Deposit, 0.01%, due 03/01/13	27,494

	TOTAL SHORT-TERM INVESTMENTS (COST $27,494)	27,494

	TOTAL INVESTMENTS — 100.0% (Cost $3,758,409,192)	3,941,550,346
	Other Assets and Liabilities (net) — 0.00%	32,093

	TOTAL NET ASSETS — 100.0%	$3,941,582,439

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 76.

See accompanying notes to the financial statements.	35

Global Asset Allocation Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO Global Asset Allocation Fund returned +7.7% for the fiscal year ended February 28, 2013, as compared with +7.3% for the Fund’s benchmark, the GMO Global Asset Allocation Index (65% MSCI ACWI [All Country World Index] Index and 35% Barclays U.S. Aggregate Index).

Underlying fund implementation was neutral in terms of relative performance.

Asset allocation added 0.4% to relative performance due to the Fund’s emphasis on quality stocks and international value stocks.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

36

Global Asset Allocation Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO Global Asset Allocation Fund Class III Shares and the

GMO Global Asset Allocation (Blend) Index

As of February 28, 2013

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .10% on the purchase and .10% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

*	The GMO Global Asset Allocation Index is comprised of MSCI ACWI Index prior to June 30, 2002 and GMO Global Asset Allocation (Blend) Index** thereafter.

**	The GMO Global Asset Allocation (Blend) Index is a composite benchmark computed by GMO and comprised of 48.75% S&P 500 Index, 16.25% MSCI ACWI ex-U.S. Index and 35% Barclays Capital U.S. Aggregate Index prior to March 30, 2007 and 65% MSCI ACWI Index and 35% Barclays Capital U.S. Aggregate Index thereafter.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

37

Global Asset Allocation Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2013 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Common Stocks	67.6%
Short-Term Investments	16.7
Debt Obligations	12.3
Futures Contracts	4.1
Preferred Stocks	1.3
Investment Funds	0.2
Loan Participations	0.1
Forward Currency Contracts	0.1
Options Purchased	0.0 ^
Loan Assignments	0.0 ^
Rights/Warrants	0.0 ^
Written Options	0.0 ^
Swap Agreements	(0.1)
Reverse Repurchase Agreements	(0.1)
Other	(2.2)

100.0%

Country/Region Summary**	% of Investments
United States	40.8%
Emerging***	16.4
Japan	10.1
United Kingdom	8.9
France	4.9
Germany	3.3
Spain	2.6
Italy	2.5
Switzerland	1.9
Canada	1.8
Sweden	1.1
Australia	1.0
Hong Kong	1.0
Singapore	0.7
New Zealand	0.6
Belgium	0.5
Netherlands	0.5
Denmark	0.3
Austria	0.2
Finland	0.2
Ireland	0.2
Norway	0.2
Greece	0.1
Israel	0.1
Portugal	0.1

100.0%

*	The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust ("underlying funds").

**	The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds except for GMO Alpha Only Fund and GMO Special Situations Fund. The table excludes short-term investments and includes exposure through the use of derivative financial instruments, if any. The table excludes exposure through forward currency contracts.
***	The “Emerging” exposure is primarily comprised of: Argentina, Brazil, China, Colombia, Congo, Czech Republic, Dominican Republic, Egypt, Hungary, India, Indonesia, Iraq, Malaysia, Mexico, Panama, Peru, Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand, Turkey, Ukraine and Venezuela.

^	Rounds to 0.0%

38

Global Asset Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2013

Shares / Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 99.5%

	Affiliated Issuers — 99.5%
30,080,959	GMO Alpha Only Fund, Class IV	729,162,436
8,830,347	GMO Alternative Asset Opportunity Fund	269,060,669
10,245,514	GMO Currency Hedged International Equity Fund, Class III	248,043,903
4,412,657	GMO Debt Opportunities Fund, Class VI	119,450,615
2,637,485	GMO Domestic Bond Fund, Class VI	45,628,493
11,717,461	GMO Emerging Country Debt Fund, Class IV	121,041,373
38,988,461	GMO Emerging Markets Fund, Class VI	455,385,222
4,733,376	GMO Flexible Equities Fund, Class VI	100,158,243
21,541,449	GMO International Core Equity Fund, Class VI	622,763,298
1,124,219	GMO International Growth Equity Fund, Class IV	28,498,947
16,980,823	GMO International Intrinsic Value Fund, Class IV	358,974,608
11,163,835	GMO Risk Premium Fund, Class VI	117,555,180
6,091	GMO Special Purpose Holding Fund (a)	3,289
6,525,419	GMO Special Situations Fund, Class VI	165,745,642
18,043,178	GMO Strategic Fixed Income Fund, Class VI	296,449,409
102,187,058	GMO U.S. Flexible Equities Fund, Class VI	1,064,789,143

	TOTAL MUTUAL FUNDS (COST $4,555,924,349)	4,742,710,470

	DEBT OBLIGATIONS — 0.5%

	Asset-Backed Securities — 0.5%
	Airlines — 0.0%
425,108	Aircraft Finance Trust, Series 99-1A, Class A1, 144A, 1 mo. LIBOR + .48%, 0.68%, due 05/15/24	199,801

	Business Loans — 0.1%
59,878	Bayview Commercial Asset Trust, Series 04-1, Class A, 144A, 1 mo. LIBOR + .36%, 0.56%, due 04/25/34	55,985
46,355	Bayview Commercial Asset Trust, Series 04-3, Class A1, 144A, 1 mo. LIBOR + .37%, 0.57%, due 01/25/35	42,183
225,285	Bayview Commercial Asset Trust, Series 05-4A, Class A2, 144A, 1 mo. LIBOR + .39%, 0.59%, due 01/25/36	173,470
207,187	Bayview Commercial Asset Trust, Series 07-3, Class A1, 144A, 1 mo. LIBOR + .24%, 0.44%, due 07/25/37	157,462
791,405	Bayview Commercial Asset Trust, Series 07-6A, Class A2, 144A, 1 mo. LIBOR + 1.30%, 1.50%, due 12/25/37	736,006
217,839	Bayview Financial Acquisition Trust, Series 04-B, Class A1, 144A, 1 mo. LIBOR + .50%, 1.20%, due 05/28/39	92,582
217,839	Bayview Financial Acquisition Trust, Series 04-B, Class A2, 144A, 1 mo. LIBOR + .65%, 1.50%, due 05/28/39	81,690

Par Value ($)	Description	Value ($)
	Business Loans — (continued)
265,769	Bayview Financial Acquisition Trust, Series 05-A, Class A1, 144A, 1 mo. LIBOR + .50%, 1.20%, due 02/28/40	183,168
53,424	GE Business Loan Trust, Series 04-1, Class A, 144A, 1 mo. LIBOR + .29%, 0.49%, due 05/15/32	49,685
93,801	GE Business Loan Trust, Series 05-2A, Class A, 144A, 1 mo. LIBOR + .24%, 0.44%, due 11/15/33	81,607
126,790	Lehman Brothers Small Balance Commercial, Series 07-3A, Class 1A2, 144A, 1 mo. LIBOR + .85%, 1.05%, due 10/25/37	121,045
157,935	Lehman Brothers Small Balance Commercial, Series 05-1A, Class A, 144A, 1 mo. LIBOR + .25%, 0.45%, due 02/25/30	136,115
132,417	Lehman Brothers Small Balance Commercial, Series 05-2A, Class 1A, 144A, 1 mo. LIBOR + .25%, 0.45%, due 09/25/30	112,554

	Total Business Loans	2,023,552

	CMBS — 0.1%
12,924	Citigroup/Deutsche Bank Commercial Mortgage, Series 05-CD1, Class A2FL, 1 mo. LIBOR + .12%, 0.32%, due 07/15/44	12,924
1,100,000	Commercial Mortgage Pass-Through Certificates, Series 06-FL12, Class AJ, 144A, 1 mo. LIBOR + .13%, 0.33%, due 12/15/20	1,061,500
336,230	GS Mortgage Securities Corp., Series 06-GG6, Class A2, 5.51%, due 04/10/38	347,998
123,038	GS Mortgage Securities Corp., Series 07-EOP, Class A1, 144A, 1 mo. LIBOR + .35%, 1.10%, due 03/06/20	123,148
300,000	GS Mortgage Securities Corp., Series 07-EOP, Class A2, 144A, 1 mo. LIBOR + .51%, 1.26%, due 03/06/20	300,570
252,136	Merrill Lynch Mortgage Trust, Series 06-C1, Class A2, 5.64%, due 05/12/39	258,968
41,422	Morgan Stanley Capital I, Series 06-IQ11, Class A3, 5.66%, due 10/15/42	41,788

	Total CMBS	2,146,896

	CMBS Collateralized Debt Obligations — 0.0%
499,812	American Capital Strategies Ltd. Commercial Real Estate CDO Trust, Series 07-1A, Class A, 144A, 3 mo. LIBOR + .80%, 1.09%, due 11/23/52	500
13,807	G-Force LLC, Series 05-RR2, Class A2, 144A, 5.16%, due 12/25/39	13,876
556,004	Marathon Real Estate CDO, Series 06-1A, Class A1, 144A, 1 mo. LIBOR + .33%, 0.53%, due 05/25/46	511,524

	Total CMBS Collateralized Debt Obligations	525,900

See accompanying notes to the financial statements.	39

Global Asset Allocation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Par Value ($)	Description	Value ($)
	Corporate Collateralized Debt Obligations — 0.0%
1,000,000	Morgan Stanley ACES SPC, Series 06-13A, Class A, 144A, 3 mo. LIBOR + .29%, 0.60%, due 06/20/13	1,000,700

	Credit Cards — 0.0%
400,000	World Financial Network Credit Card Master Trust, Series 06-A, Class A, 144A, 1 mo. LIBOR + .13%, 0.33%, due 02/15/17	400,004

	Insured Business Loans — 0.0%
180,289	CNL Commercial Mortgage Loan Trust, Series 03-2A, Class A1, 144A, AMBAC, 1 mo. LIBOR + .44%, 0.64%, due 10/25/30	130,800

	Insured Other — 0.0%
46,667	GE Seaco Finance SRL, Series 04-1A, Class A, 144A, AMBAC, 1 mo. LIBOR + .30%, 0.50%, due 04/17/19	46,565
490,231	Henderson Receivables LLC, Series 06-3A, Class A1, 144A, MBIA, 1 mo. LIBOR + .20%, 0.40%, due 09/15/41	461,410
486,944	Henderson Receivables LLC, Series 06-4A, Class A1, 144A, MBIA, 1 mo. LIBOR + .20%, 0.40%, due 12/15/41	459,839
147,502	TIB Card Receivables Fund, Series 2005-B, 144A, FGIC, 3 mo. LIBOR + .25%, 0.56%, due 01/05/14	132,751
100,000	Toll Road Investment Part II, Series 1999B, 144A, MBIA, Zero coupon, due 02/15/30	27,125
900,000	Toll Road Investment Part II, Series C, 144A, MBIA, Zero coupon, due 02/15/37	142,380

	Total Insured Other	1,270,070

	Insured Residential Asset-Backed Securities (United States) ¿— 0.0%
57,401	Ameriquest Mortgage Securities, Inc., Series 04-R6, Class A1, XL, 1 mo. LIBOR + .21%, 0.62%, due 07/25/34	51,948
68,944	Citigroup Mortgage Loan Trust, Inc., Series 03-HE3, Class A, AMBAC, 1 mo. LIBOR + .38%, 0.58%, due 12/25/33	63,429
18,743	Quest Trust, Series 04-X1, Class A, 144A, AMBAC, 1 mo. LIBOR + .33%, 0.53%, due 03/25/34	17,618
222,041	Residential Asset Mortgage Products, Inc., Series 05-RS9, Class AI3, FGIC, 1 mo. LIBOR + .22%, 0.42%, due 11/25/35	195,396

	Total Insured Residential Asset-Backed Securities (United States)	328,391

	Insured Residential Mortgage-Backed Securities (United States) ¿— 0.0%
11,540	Chevy Chase Mortgage Funding Corp., Series 03-4A, Class A1, 144A, AMBAC, 1 mo. LIBOR + .34%, 0.54%, due 10/25/34	8,655

Par Value ($)	Description	Value ($)
	Insured Residential Mortgage-Backed Securities (United States) ¿— (continued)
29,944	Chevy Chase Mortgage Funding Corp., Series 04-1A, Class A2, 144A, AMBAC, 1 mo. LIBOR + .33%, 0.53%, due 01/25/35	22,233
215,636	Countrywide Home Equity Loan Trust, Series 07-E, Class A, MBIA, 1 mo. LIBOR + .15%, 0.35%, due 06/15/37	139,624
141,266	GMAC Mortgage Corp. Loan Trust, Series 04-HE3, Class A3, FSA, 1 mo. LIBOR + .23%, 0.43%, due 10/25/34	113,875
5,026	GreenPoint Home Equity Loan Trust, Series 04-1, Class A, AMBAC, 1 mo. LIBOR + .23%, 0.66%, due 07/25/29	4,832
8,591	GreenPoint Home Equity Loan Trust, Series 04-4, Class A, AMBAC, 1 mo. LIBOR + .28%, 0.76%, due 08/15/30	7,066
12,487	Lehman ABS Corp., Series 04-2, Class A, AMBAC, 1 mo. LIBOR + .22%, 0.64%, due 06/25/34	11,238
3,268	Residential Funding Mortgage Securities II, Series 03-HS1, Class AII, FGIC, 1 mo. LIBOR + .29%, 0.49%, due 12/25/32	2,484
68,156	SBI Heloc Trust, Series 05-HE1, Class 1A, 144A, FSA, 1 mo. LIBOR + .19%, 0.39%, due 11/25/35	64,884

	Total Insured Residential Mortgage-Backed Securities (United States)	374,891

	Insured Time Share — 0.0%
46,462	Sierra Receivables Funding Co., Series 07-1A, Class A2, 144A, FGIC, 1 mo. LIBOR + .15%, 0.35%, due 03/20/19	46,404
137,600	Sierra Receivables Funding Co., Series 07-2A, Class A2, 144A, MBIA, 1 mo. LIBOR + 1.00%, 1.20%, due 09/20/19	137,600

	Total Insured Time Share	184,004

	Residential Asset-Backed Securities (United States) ¿— 0.2%
37,311	Accredited Mortgage Loan Trust, Series 04-4, Class A1B, 1 mo. LIBOR + .39%, 0.59%, due 01/25/35	34,233
120,328	ACE Securities Corp., Series 06-ASP2, Class A2C, 1 mo. LIBOR + .18%, 0.38%, due 03/25/36	115,665
152,791	ACE Securities Corp., Series 06-HE2, Class A2C, 1 mo. LIBOR + .16%, 0.36%, due 05/25/36	94,731
646,307	ACE Securities Corp., Series 06-ASP5, Class A2C, 1 mo. LIBOR + .18%, 0.38%, due 10/25/36	303,764
241,586	ACE Securities Corp., Series 06-SL3, Class A1, 1 mo. LIBOR + .10%, 0.40%, due 06/25/36	49,525
309,179	ACE Securities Corp., Series 06-SL3, Class A2, 1 mo. LIBOR + .17%, 0.54%, due 06/25/36	56,425
97,882	ACE Securities Corp., Series 07-WM1, Class A2A, 1 mo. LIBOR + .07%, 0.27%, due 11/25/36	32,791

40	See accompanying notes to the financial statements.

Global Asset Allocation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Par Value ($)	Description	Value ($)
	Residential Asset-Backed Securities (United States) ¿— (continued)
73,480	ACE Securities Corp., Series 06-ASL1, Class A, 1 mo. LIBOR + .14%, 0.34%, due 02/25/36	26,820
329,036	ACE Securities Corp., Series 06-OP1, Class A2C, 1 mo. LIBOR + .15%, 0.35%, due 04/25/36	299,834
128,997	ACE Securities Corp., Series 07-HE1, Class A2A, 1 mo. LIBOR + .09%, 0.29%, due 01/25/37	43,859
20,929	ACE Securities Corp., Series 06-HE3, Class A2B, 1 mo. LIBOR + .09%, 0.29%, due 06/25/36	10,464
100,717	ACE Securities Corp., Series 06-SL1, Class A, 1 mo. LIBOR + .16%, 0.52%, due 09/25/35	36,258
361,182	Alliance Bancorp Trust, Series 07-S1, Class A1, 144A, 1 mo. LIBOR + .20%, 0.60%, due 05/25/37	18,511
86,082	Argent Securities, Inc., Series 04-W8, Class A5, 1 mo. LIBOR + .52%, 1.24%, due 05/25/34	81,334
321,485	Argent Securities, Inc., Series 06-W2, Class A2B, 1 mo. LIBOR + .19%, 0.39%, due 03/25/36	157,528
1,286,343	Argent Securities, Inc., Series 06-M1, Class A2C, 1 mo. LIBOR + .15%, 0.35%, due 07/25/36	488,810
242,911	Argent Securities, Inc., Series 06-W5, Class A2C, 1 mo. LIBOR + .15%, 0.35%, due 06/25/36	74,999
235,293	Argent Securities, Inc., Series 06-M2, Class A2B, 1 mo. LIBOR + .11%, 0.31%, due 09/25/36	89,411
243,476	Asset Backed Funding Certificates, Series 06-OPT2, Class A3C, 1 mo. LIBOR + .15%, 0.35%, due 10/25/36	185,163
475,438	Asset Backed Funding Certificates, Series 07-NC1, Class A1, 144A, 1 mo. LIBOR + .22%, 0.42%, due 05/25/37	423,140
108,513	Bear Stearns Asset Backed Securities, Inc., Series 07-AQ1, Class A1, 1 mo. LIBOR + .11%, 0.31%, due 11/25/36	71,890
295,158	Bear Stearns Asset Backed Securities, Inc., Series 07-AQ1, Class A2, 1 mo. LIBOR + .20%, 0.40%, due 11/25/36	49,970
51,986	Bear Stearns Mortgage Funding Trust, Series 07-SL2, Class 1A, 1 mo. LIBOR + .16%, 0.52%, due 02/25/37	23,550
5,722	Carrington Mortgage Loan Trust, Series 07-FRE1, Class A1, 1 mo. LIBOR + .12%, 0.32%, due 02/25/37	5,718
1,300,000	Carrington Mortgage Loan Trust, Series 07-FRE1, Class A2, 1 mo. LIBOR + .20%, 0.40%, due 02/25/37	1,165,710
251,671	Centex Home Equity, Series 06-A, Class AV3, 1 mo. LIBOR + .16%, 0.36%, due 06/25/36	247,896

Par Value ($)	Description	Value ($)
	Residential Asset-Backed Securities (United States) ¿— (continued)
3,193	Chase Funding Mortgage Loan Trust, Series 03-3, Class 2A2, 1 mo. LIBOR + .27%, 0.74%, due 04/25/33	3,019
373,936	Citigroup Mortgage Loan Trust, Inc., Series 06-HE3, Class A2C, 1 mo. LIBOR + .16%, 0.36%, due 12/25/36	158,923
820,730	Countrywide Asset-Backed Certificates, Series 06-BC3, Class 2A2, 1 mo. LIBOR + .14%, 0.34%, due 02/25/37	759,011
17,528	Equity One ABS, Inc., Series 04-1, Class AV2, 1 mo. LIBOR + .30%, 0.50%, due 04/25/34	12,478
318,451	First Franklin Mortgage Loan Asset Backed Certificates, Series 06-FF5, Class 2A3, 1 mo. LIBOR + .16%, 0.36%, due 04/25/36	227,693
48,036	Fremont Home Loan Trust, Series 06-B, Class 2A2, 1 mo. LIBOR + .10%, 0.30%, due 08/25/36	18,126
560,453	Fremont Home Loan Trust, Series 06-B, Class 2A3, 1 mo. LIBOR + .16%, 0.36%, due 08/25/36	212,972
121,460	Fremont Home Loan Trust, Series 06-A, Class 1A2, 1 mo. LIBOR + .20%, 0.40%, due 05/25/36	62,286
87,188	Household Home Equity Loan Trust, Series 05-2, Class A2, 1 mo. LIBOR + .31%, 0.51%, due 01/20/35	83,918
80,417	Household Home Equity Loan Trust, Series 05-3, Class A2, 1 mo. LIBOR + .29%, 0.49%, due 01/20/35	78,407
234,083	Household Home Equity Loan Trust, Series 06-1, Class A1, 1 mo. LIBOR + .16%, 0.36%, due 01/20/36	226,476
849,651	JP Morgan Mortgage Acquisition Corp., Series 06-WMC4, Class A3, 1 mo. LIBOR + .12%, 0.32%, due 12/25/36	312,077
452,426	Master Asset-Backed Securities Trust, Series 06-NC3, Class A4, 1 mo. LIBOR + .16%, 0.36%, due 10/25/36	251,096
463,852	Master Asset-Backed Securities Trust, Series 06-FRE2, Class A4, 1 mo. LIBOR + .15%, 0.35%, due 03/25/36	324,697
367,794	Master Asset-Backed Securities Trust, Series 06-HE2, Class A3, 1 mo. LIBOR + .15%, 0.35%, due 06/25/36	174,702
679,188	Master Asset-Backed Securities Trust, Series 06-HE3, Class A3, 1 mo. LIBOR + .15%, 0.35%, due 08/25/36	219,038
180,758	Master Second Lien Trust, Series 06-1, Class A, 1 mo. LIBOR + .16%, 0.52%, due 03/25/36	39,767
122,142	Merrill Lynch Mortgage Investors, Series 07-HE2, Class A2A, 1 mo. LIBOR + .12%, 0.32%, due 02/25/37	48,038
60,086	Morgan Stanley Capital, Inc., Series 04-SD1, Class A, 1 mo. LIBOR + .40%, 1.00%, due 08/25/34	56,480

See accompanying notes to the financial statements.	41

Global Asset Allocation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Par Value ($)	Description	Value ($)
	Residential Asset-Backed Securities (United States) ¿— (continued)
274,221	Morgan Stanley IXIS Real Estate Capital Trust, Series 06-2, Class A3, 1 mo. LIBOR + .15%, 0.35%, due 11/25/36	126,142
179,728	People’s Choice Home Loan Securities Trust, Series 05-4, Class 1A2, 1 mo. LIBOR + .26%, 0.46%, due 12/25/35	79,979
9,319	Saxon Asset Securities Trust, Series 04-1, Class A, 1 mo. LIBOR + .27%, 0.74%, due 03/25/35	6,348
13,032	SG Mortgage Securities Trust, Series 05-OPT1, Class A2, 1 mo. LIBOR + .26%, 0.46%, due 10/25/35	12,986
488,558	Specialty Underwriting & Residential Finance, Series 06-BC3, Class A2C, 1 mo. LIBOR + .15%, 0.35%, due 06/25/37	279,993
115,475	Structured Asset Investment Loan Trust, Series 06-1, Class A3, 1 mo. LIBOR + .20%, 0.40%, due 01/25/36	112,877
46,180	Structured Asset Securities Corp., Series 05-S6, Class A2, 1 mo. LIBOR + .29%, 0.78%, due 11/25/35	44,794
470,489	Yale Mortgage Loan Trust, Series 07-1, Class A, 144A, 1 mo. LIBOR + .40%, 0.60%, due 06/25/37 (b)	145,851

	Total Residential Asset-Backed Securities (United States)	8,266,173

	Residential Mortgage-Backed Securities (Australian) — 0.0%
128,152	Crusade Global Trust, Series 06-1, Class A1, 144A, 3 mo. LIBOR + .06%, 0.36%, due 07/20/38	126,550
204,317	Crusade Global Trust, Series 07-1, Class A1, 3 mo. LIBOR + .06%, 0.36%, due 04/19/38	200,103
42,705	Interstar Millennium Trust, Series 03-3G, Class A2, 3 mo. LIBOR + .25%, 0.91%, due 09/27/35	40,850
331,237	Interstar Millennium Trust, Series 04-2G, Class A, 3 mo. LIBOR + .20%, 0.71%, due 03/14/36	316,510
28,381	Interstar Millennium Trust, Series 05-1G, Class A, 3 mo. LIBOR + .12%, 0.71%, due 12/08/36	27,458
38,102	Interstar Millennium Trust, Series 06-2GA, Class A2, 144A, 3 mo. LIBOR + .08%, 0.59%, due 05/27/38	35,804
24,638	Medallion Trust, Series 05-1G, Class A1, 3 mo. LIBOR + .08%, 0.37%, due 05/10/36	24,488
157,471	Medallion Trust, Series 06-1G, Class A1, 3 mo. LIBOR + .05%, 0.36%, due 06/14/37	155,109
145,848	National RMBS Trust, Series 06-3, Class A1, 144A, 3 mo. LIBOR + .07%, 0.37%, due 10/20/37	144,635
176,460	Puma Finance Ltd., Series G5, Class A1, 144A, 3 mo. LIBOR + .07%, 0.43%, due 02/21/38	172,137

Par Value ($)	Description	Value ($)
	Residential Mortgage-Backed Securities (Australian) — (continued)
19,329	Superannuation Members Home Loans Global Fund, Series 8, Class A1, 3 mo. LIBOR + .07%, 0.45%, due 01/12/37	19,298
176,233	Superannuation Members Home Loans Global Fund, Series 07-1, Class A1, 3 mo. LIBOR + .06%, 0.37%, due 06/12/40	176,206
139,823	Westpac Securitization Trust, Series 07-1G, Class A2A, 3 mo. LIBOR + .05%, 0.34%, due 05/21/38	138,818

	Total Residential Mortgage-Backed Securities (Australian)	1,577,966

	Residential Mortgage-Backed Securities (European) — 0.1%
316,753	Aire Valley Mortgages, Series 06-1A, Class 1A, 144A, 3 mo. LIBOR + .11%, 0.53%, due 09/20/66	296,598
611,896	Brunel Residential Mortgages, Series 07-1A, Class A4C, 144A, 3 mo. LIBOR + .20%, 0.51%, due 01/13/39	593,172
86,345	Granite Master Issuer Plc, Series 06-2, Class A4, 1 mo. LIBOR + .08%, 0.28%, due 12/20/54	84,619
41,767	Granite Mortgages Plc, Series 04-3, Class 2A1, 3 mo. LIBOR + .28%, 0.59%, due 09/20/44	41,391
194,940	Kildare Securities Ltd., Series 07-1A, Class A2, 144A, 3 mo. LIBOR + .06%, 0.43%, due 12/10/43	188,117
75,832	Leek Finance Plc, Series 17A, Class A2B, 144A, 3 mo. LIBOR + .14%, 0.59%, due 12/21/37	77,906
188,031	Paragon Mortgages Plc, Series 7A, Class A1A, 144A, 3 mo. LIBOR + .42%, 0.71%, due 05/15/34	173,365
296,100	Paragon Mortgages Plc, Series 12A, Class A2C, 144A, 3 mo. LIBOR + .22%, 0.51%, due 11/15/38	261,169
207,726	Paragon Mortgages Plc, Series 14A, Class A2C, 144A, 3 mo. LIBOR + .20%, 0.51%, due 09/15/39	184,232

	Total Residential Mortgage-Backed Securities (European)	1,900,569

	Residential Mortgage-Backed Securities (United States) — 0.0%
18,219	Chevy Chase Mortgage Funding Corp., Series 04-3A, Class A2, 144A, 1 mo. LIBOR + .30%, 0.50%, due 08/25/35	13,574
56,411	Mellon Residential Funding Corp., Series 04-TBC1, Class A, 144A, 1 mo. LIBOR + .25%, 0.45%, due 02/26/34	49,254

	Total Residential Mortgage-Backed Securities (United States)	62,828

42	See accompanying notes to the financial statements.

Global Asset Allocation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Par Value ($) / Shares	Description	Value ($)
	Student Loans — 0.0%
700,000	College Loan Corp. Trust, Series 07-2, Class A1, 3 mo. LIBOR + .25%, 0.55%, due 01/25/24	682,500
329,115	Nelnet Student Loan Trust, Series 05-2, Class A4, 3 mo. LIBOR + .08%, 0.39%, due 12/23/19	328,631

	Total Student Loans	1,011,131

	Time Share — 0.0%
57,040	Sierra Receivables Funding Co., Series08-1A, Class A2, 144A, 1 mo. LIBOR + 4.00%, 4.20%, due 02/20/20	58,484

	Total Asset-Backed Securities	21,462,160

	U.S. Government Agency — 0.0%
22,464	Agency for International Development Floater (Support of Peru), Series B, 6 mo. U.S. Treasury Bill +.35%, 0.49%, due 05/01/14 (b)	22,304

	TOTAL DEBT OBLIGATIONS (COST $20,656,199)	21,484,464

	SHORT-TERM INVESTMENTS — 0.0%

	Money Market Funds — 0.0%
662,306	State Street Institutional Treasury Money Market Fund-Institutional Class, 0.00% (c)	662,306

	TOTAL SHORT-TERM INVESTMENTS (COST $662,306)	662,306

	TOTAL INVESTMENTS — 100.0% (Cost $4,577,242,854)	4,764,857,240
	Other Assets and Liabilities (net) — (0.0%)	(724,412)

	TOTAL NET ASSETS — 100.0%	$4,764,132,828

Notes to Schedule of Investments:

¿	These securities are primarily backed by subprime mortgages.

(a)	Underlying investment represents interests in defaulted claims. See “Other matters” for additional information.

(b)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

(c)	The rate disclosed is the 7 day net yield as of February 28, 2013. Note: Yield rounds to 0.00%.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 76.

See accompanying notes to the financial statements.	43

Global Equity Allocation Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO Global Equity Allocation Fund returned +10.0% for the fiscal year ended February 28, 2013, as compared with +9.3% for the Fund’s benchmark, the MSCI ACWI (All Country World Index) Index.

Underlying fund implementation detracted 1.4% from relative performance as GMO U.S. Flexible Equities Fund, GMO International Intrinsic Value Fund, and GMO Emerging Markets Fund all underperformed their respective benchmarks.

Asset allocation contributed positively to relative performance, adding 2.2%. The Fund’s overweights to international value stocks and to Japanese equities in particular were the major contributors.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

44

Global Equity Allocation Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO Global Equity Allocation Fund Class III Shares and the MSCI ACWI Index

As of February 28, 2013

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .12% on the purchase and .12% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

*	The MSCI ACWI + Index represents 75% S&P 500 Index and 25% MSCI ACWI Index prior to May 30, 2008 and MSCI ACWI Index thereafter.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

45

Global Equity Allocation Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2013 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Common Stocks	94.9%
Short-Term Investments	2.7
Preferred Stocks	1.7
Investment Funds	0.3
Forward Currency Contracts	0.1
Swap Agreements	0.0	^
Rights/Warrants	0.0	^
Private Equity Securities	0.0	^
Futures Contracts	0.0	^
Other	0.3

	100.0%

Country/Region Summary**	% of Investments
United States	39.2%
Emerging***	14.8
Japan	11.9
United Kingdom	10.1
France	5.7
Germany	3.5
Spain	3.1
Italy	2.9
Australia	2.1
Switzerland	1.9
Singapore	0.8
Belgium	0.6
Hong Kong	0.5
Netherlands	0.5
Denmark	0.4
Sweden	0.4
Finland	0.3
Austria	0.2
Canada	0.2
Ireland	0.2
New Zealand	0.2
Norway	0.2
Greece	0.1
Israel	0.1
Portugal	0.1

	100.0%

*	The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”).

**	The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments and includes exposure through the use of derivative financial instruments, if any. The table excludes exposure through forward currency contracts.

***	The “Emerging” exposure is primarily comprised of: Brazil, China, Czech Republic, Egypt, India, Indonesia, Malaysia, Mexico, Peru, Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand and Turkey.

^	Rounds to 0.0%.

46

Global Equity Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2013

Shares / Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
6,438,764	GMO Currency Hedged International Equity Fund, Class III	155,882,479
27,836,098	GMO Emerging Markets Fund, Class VI	325,125,624
1,681,433	GMO Flexible Equities Fund, Class VI	35,579,121
16,231,552	GMO International Core Equity Fund, Class VI	469,254,168
1,183,539	GMO International Growth Equity Fund, Class IV	30,002,710
13,184,775	GMO International Intrinsic Value Fund, Class IV	278,726,153
284	GMO Special Purpose Holding Fund (a)	154
5,365,081	GMO U.S. Core Equity Fund, Class VI	77,632,724
81,429,375	GMO U.S. Flexible Equities Fund, Class VI	848,494,082

	TOTAL MUTUAL FUNDS (COST $2,103,313,745)	2,220,697,215

	PRIVATE INVESTMENT FUNDS — 0.0%

	Affiliated Issuers — 0.0%
175	GMO SPV I, LLC (a)	30

	TOTAL PRIVATE INVESTMENT FUNDS(COST $—)	30

	SHORT-TERM INVESTMENTS — 0.0%

	Time Deposits — 0.0%
18,603	State Street Eurodollar Time Deposit, 0.01%, due 03/01/13	18,603

	TOTAL SHORT-TERM INVESTMENTS (COST $18,603)	18,603

	TOTAL INVESTMENTS — 100.0% (Cost $2,103,332,348)	2,220,715,848
	Other Assets and Liabilities (net) — (0.0%)	(41,900)

	TOTAL NET ASSETS — 100.0%	$2,220,673,948

Notes to Schedule of Investments:

(a)	Underlying investment represents interests in defaulted claims. See “Other matters” in Notes to Financial Statements for additional information.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 76.

See accompanying notes to the financial statements.	47

International Equity Allocation Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO International Equity Allocation Fund returned +7.8% for the fiscal year ended February 28, 2013, as compared with +6.7% for the MSCI ACWI (All Country World Index) ex-USA Index.

The impact from underlying fund implementation was negligible.

Asset allocation added 1.1% to relative performance. The Fund’s exposure to international value stocks drove most of the outperformance.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

48

International Equity Allocation Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO International Equity Allocation Fund Class III Shares and the

MSCI ACWI ex US Index

As of February 28, 2013

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .21% on the purchase and .21% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

49

International Equity Allocation Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2013 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Common Stocks	92.6%
Short-Term Investments	3.2
Preferred Stocks	3.0
Investment Funds	0.5
Forward Currency Contracts	0.1
Futures Contracts	0.1
Swap Agreements	0.0 ^
Rights/Warrants	0.0 ^
Other	0.5

100.0%

Country/Region Summary**	% of Investments
Emerging***	26.2%
Japan	19.7
United Kingdom	16.5
France	8.2
Germany	6.3
Spain	4.5
Italy	4.1
Australia	2.8
Switzerland	2.8
Singapore	1.5
Hong Kong	1.2
Belgium	0.9
Netherlands	0.9
Sweden	0.9
Denmark	0.8
Finland	0.5
Ireland	0.5
Norway	0.5
Austria	0.3
Canada	0.2
Israel	0.2
New Zealand	0.2
Greece	0.1
Portugal	0.1
United States	0.1

100.0%

*	The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”).

**	The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments and includes exposure through the use of derivative financial instruments, if any. The table excludes explosure through forward currency contracts.

***	The “Emerging” exposure is primarily comprised of: Brazil, China, Czech Republic, Egypt, India, Indonesia, Malaysia, Mexico, Peru, Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand and Turkey.

^	Rounds to 0.0%.

50

International Equity Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2013

Shares / Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
30,576,890	GMO Emerging Markets Fund, Class VI	357,138,077
2,134,356	GMO Flexible Equities Fund, Class VI	45,162,963
11,279,352	GMO International Growth Equity Fund, Class IV	285,931,562
32,967,916	GMO International Intrinsic Value Fund, Class IV	696,941,748

	TOTAL MUTUAL FUNDS (COST $1,246,400,760)	1,385,174,350

	SHORT-TERM INVESTMENTS — 0.0%

	Time Deposits — 0.0%
19,990	State Street Eurodollar Time Deposit, 0.01%, due 03/01/13	19,990

	TOTAL SHORT-TERM INVESTMENTS (COST $19,990)	19,990

	TOTAL INVESTMENTS — 100.0% (Cost $1,246,420,750)	1,385,194,340
	Other Assets and Liabilities (net) — (0.0%)	(44,199)

	TOTAL NET ASSETS — 100.0%	$1,385,150,141

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 76.

See accompanying notes to the financial statements.	51

International Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO International Opportunities Equity Allocation Fund returned +10.7% for the fiscal year ended February 28, 2013, as compared with +9.8% for the Fund’s benchmark, the MSCI EAFE Index.

Underlying fund implementation added 0.6% to relative performance, as GMO International Growth Equity Fund and GMO Flexible Equities Fund both outperformed their respective benchmarks during the period.

Asset allocation added 0.3% to relative performance.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

52

International Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO International Opportunities Equity Allocation Fund Class III Shares and the

MSCI EAFE Index

As of February 28, 2013

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2013. All information is unaudited.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

53

International Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2013 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Common Stocks	94.2%
Short-Term Investments	4.1
Preferred Stocks	0.9
Forward Currency Contracts	0.1
Futures Contracts	0.1
Investment Funds	0.0	^
Swap Agreements	0.0	^
Rights/Warrants	0.0	^
Other	0.6

	100.0%

Country/Region Summary**	% of Investments
Japan	26.4%
United Kingdom	21.7
France	10.7
Germany	8.4
Spain	5.9
Italy	5.3
Australia	3.8
Switzerland	3.8
Emerging***	2.0
Singapore	2.0
Hong Kong	1.6
Belgium	1.2
Denmark	1.2
Netherlands	1.2
Sweden	1.2
Finland	0.7
Ireland	0.6
Norway	0.6
Austria	0.4
Canada	0.3
Israel	0.3
New Zealand	0.3
Greece	0.2
Portugal	0.2

100.0%

*	The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”).

**	The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments and includes exposure through the use of derivative financial instruments, if any. The table excludes exposure through forward currency contracts.

***	The “Emerging” exposure is primarily comprised of: Brazil, China, Czech Republic, Egypt, India, Indonesia, Malaysia, Mexico, Peru, Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand and Turkey.

^	Rounds to 0.0%.

54

International Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2013

Shares / Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
1,634,398	GMO Emerging Markets Fund, Class VI	19,089,766
2,069,865	GMO Flexible Equities Fund, Class VI	43,798,347
10,980,200	GMO International Growth Equity Fund, Class IV	278,348,071
29,591,066	GMO International Intrinsic Value Fund, Class IV	625,555,137

	TOTAL MUTUAL FUNDS (COST $897,494,428)	966,791,321

	SHORT-TERM INVESTMENTS — 0.0%

	Time Deposits — 0.0%
33,355	State Street Eurodollar Time Deposit, 0.01%, due 03/01/13	33,355

	TOTAL SHORT-TERM INVESTMENTS (COST $33,355)	33,355

	TOTAL INVESTMENTS — 100.0% (Cost $897,527,783)	966,824,676
	Other Assets and Liabilities (net) — (0.0%)	(30,609)

	TOTAL NET ASSETS — 100.0%	$966,794,067

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 76.

See accompanying notes to the financial statements.	55

Special Situations Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Class III shares of GMO Special Situations Fund returned -4.5% for the fiscal year ended February 28, 2013, as compared with +0.1% for the Citigroup 3 Month Treasury Bill Index.

During the fiscal year the Fund was exposed to currency positions, a short on China-related stocks, and dividend swaps. While currency positions contributed positively, the China-related short positions were the main drivers of the Fund’s underperformance. The remainder of the Fund was exposed largely to investments in U.S. Treasuries, whose performance was similar to that of the Fund’s benchmark.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

56

Special Situations Fund

(A Series of GMO Trust)

57

Special Situations Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2013 (Unaudited)

Asset Class Summary	% of Total Net Assets
Mutual Funds	86.9%
Short-Term Investments	7.4
Debt Obligations	5.0
Forward Currency Contracts	0.4
Swap Agreements	0.9
Other	(0.6)

100.0%

58

Special Situations Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2013

Par Value ($) / Shares		Description	Value ($)
		DEBT OBLIGATIONS — 5.0%

		Asset-Backed Securities — 2.3%
		Residential Asset-Backed Securities (Canada) ¿— 2.2%
CAD	10,238,400	Master Asset Vehicle II, Series 09-2, Class A1, 0.79%, due 07/15/56	8,786,409
CAD	600,000	Master Asset Vehicle II, Series 09-2, Class C, Zero Coupon, due 07/15/56	421,818
CAD	1,408,000	Master Asset Vehicle II, Series 09-2, Class B, Zero Coupon, due 07/15/56	1,102,507
CAD	7,753,600	Master Asset Vehicle II, Series 09-2, Class A2, 0.79%, due 07/15/56	6,315,659

		Residential Asset-Backed Securities (Canada)	16,626,393

		Residential Asset-Backed Securities (United States) ¿— 0.1%
	611,940	Countrywide Asset-Backed Certificates, Series 06-S9, Class A2, MBIA, 5.51%, due 08/25/36	606,678

		Total Asset-Backed Securities	17,233,071

		Convertible Debt — 2.7%
		Bank Loans — 2.7%
USD	3,979,798	Chrysler Group LLC Term Loan B, 3.75%, due 05/24/17	4,059,394
USD	1,521,789	Caesars Enertainment Corp.Term Loan B1, 2.00%, due 01/28/15	1,514,180
USD	6,340,564	Caesars Enertainment Corp.Term Loan B3, 2.00%, due 01/28/15	6,308,861
USD	8,000,000	Springleaf Financial Funding Co. Term Loan B, 3.25%, due 05/10/17	8,050,400

		Total Bank Loans	19,932,835

		TOTAL DEBT OBLIGATIONS (COST $36,815,650)	37,165,906

		MUTUAL FUNDS — 86.9%

		Affiliated Issuers — 86.9%
	25,707,468	GMO U.S. Treasury Fund	642,686,692

		TOTAL MUTUAL FUNDS (COST $642,710,761)	642,686,692

		SHORT-TERM INVESTMENTS — 7.4%

		Money Market Funds — 7.4%
	54,546,128	State Street Institutional Treasury Money Market Fund-Institutional Class, 0.00% (a)	54,546,128

Par Value ($)	Description	Value ($)
	Time Deposits — 0.0%
50,664	State Street Eurodollar Time Deposit, 0.01%, due 03/01/13	50,664

	TOTAL SHORT-TERM INVESTMENTS (COST $54,596,792)	54,596,792

	TOTAL INVESTMENTS — 99.3% (Cost $734,123,203)	734,449,390
	Other Assets and Liabilities (net) — 0.7%	4,851,724

	TOTAL NET ASSETS — 100.0%	$739,301,114

A summary of outstanding financial instruments at February 28, 2013 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
04/22/13	GS	AUD	77,862,174	USD	79,754,614	$517,326
04/22/13	JPM	AUD	77,900,107	USD	79,973,808	697,916
04/22/13	MSCI	AUD	77,881,142	USD	79,776,769	520,177
04/22/13	BCLY	CHF	52,310,698	USD	56,700,854	860,412
04/22/13	GS	CHF	26,283,618	USD	28,506,591	449,445
04/22/13	GS	USD	59,181,787	SGD	73,214,558	(61,713)
04/22/13	JPM	USD	108,733,493	SGD	134,521,191	(108,883)
05/09/13	BCLY	USD	110,233,103	KRW	119,861,963,725	34,986
05/09/13	MSCI	USD	55,259,296	KRW	60,003,306,275	(58,716)

						$2,850,950

See accompanying notes to the financial statements.	59

Special Situations Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2013

Swap Agreements

Forward Starting Dividend Swaps

Notional Amount		Starting Date	Expiration Date	Counterparty	Fund Pays	Fund Receives	Net Unrealized Appreciation/ (Depreciation)
686,006	EUR	12/19/2014	12/18/2015	BCLY	25,000 EUR for every 1 dividend EURO STOXX 50 Index point decrease in the actual dividends from a strike of 79.50	25,000 EUR for every 1 dividend EURO STOXX 50 Index point increase in the actual dividends from a strike of 79.50	$205,376
2,020,000	EUR	12/18/2015	12/16/2016	BCLY	25,000 EUR for every 1 dividend EURO STOXX 50 Index point decrease in the actual dividends from a strike of 80.80	25,000 EUR for every 1 dividend EURO STOXX 50 Index point increase in the actual dividends from a strike of 80.80	510,530
5,436,000	EUR	12/16/2016	12/15/2017	BNP	60,000 EUR for every 1 dividend EURO STOXX 50 Index point decrease in the actual dividends from a strike of 90.60	60,000 EUR for every 1 dividend EURO STOXX 50 Index point increase in the actual dividends from a strike of 90.60	379,217
2,072,500	EUR	12/15/2017	12/21/2018	BCLY	25,000 EUR for every 1 dividend EURO STOXX 50 Index point decrease in the actual dividends from a strike of 82.90	25,000 EUR for every 1 dividend EURO STOXX 50 Index point increase in the actual dividends from a strike of 82.90	368,715
2,065,000	EUR	12/15/2017	12/21/2018	BCLY	25,000 EUR for every 1 dividend EURO STOXX 50 Index point decrease in the actual dividends from a strike of 82.60	25,000 EUR for every 1 dividend EURO STOXX 50 Index point increase in the actual dividends from a strike of 82.60	378,251
2,062,500	EUR	12/15/2017	12/21/2018	BNP	25,000 EUR for every 1 dividend EURO STOXX 50 Index point decrease in the actual dividends from a strike of 82.50	25,000 EUR for every 1 dividend EURO STOXX 50 Index point increase in the actual dividends from a strike of 82.50	381,429
1,007,000	EUR	12/15/2017	12/21/2018	BNP	10,000 EUR for every 1 dividend EURO STOXX 50 Index point decrease in the actual dividends from a strike of 100.70	10,000 EUR for every 1 dividend EURO STOXX 50 Index point increase in the actual dividends from a strike of 100.70	(78,829)
2,729,225	EUR	12/20/2018	12/20/2019	BNP	30,000 EUR for every 1 dividend EURO STOXX 50 Index point decrease in the actual dividends from a strike of 101.30	30,000 EUR for every 1 dividend EURO STOXX 50 Index point increase in the actual dividends from a strike of 101.30	(265,733)

							$1,878,956

					Premiums to (Pay) Receive		$—

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)#	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
840,000,000	JPY	10/22/2020	CITI	(Pay)	0.97%	6 Month JPY BBA LIBOR	$(325,252)
840,000,000	JPY	10/26/2020	CITI	(Pay)	0.97%	6 Month JPY BBA LIBOR	(325,074)
840,000,000	JPY	10/26/2020	CITI	(Pay)	0.97%	6 Month JPY BBA LIBOR	(326,713)
840,000,000	JPY	10/27/2020	CITI	(Pay)	0.99%	6 Month JPY BBA LIBOR	(335,175)
2,130,000,000	JPY	11/1/2020	MSCS	(Pay)	1.04%	6 Month JPY BBA LIBOR	(937,250)

							$(2,249,464)

						Premiums to (Pay) Receive	$—

#	Receive - Fund receives fixed rate and pays variable rate. (Pay) - Fund pays fixed rate and receives variable rate.

60	See accompanying notes to the financial statements.

Special Situations Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2013

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Fund Pays	Fund Receives	Net Unrealized Appreciation/ (Depreciation)
146,108,875	USD	6/17/2013	GS	Return on Asia Equity Basket Swap	1 Month Garban Intercapital Federal Funds Effective Rate minus 2.08%	$4,649,028
16,206,344	USD	6/17/2013	GS	Return on Asia Equity Basket Swap	1 Month Garban Intercapital Federal Funds Effective Rate minus .31%	574,979
26,160,670	USD	6/17/2013	GS	Return on Asia Equity Basket Swap	1 Month Garban Intercapital Federal Funds Effective Rate minus .41%	449,522
2,465,896	USD	11/1/2013	MSCI	Return on Industrial and Commercial Bank of China Ltd.-Class H	1 Month Federal Funds Effective Rate minus .40%	129,073
4,400,000	EUR	12/18/2015	DB	Depreciation of EURO STOXX 50 December 2015 Dividend Future	Appreciation of EURO STOXX 50 December 2015 Dividend Future	633,191
8,880,000	EUR	12/16/2016	MSCI	Depreciation of EURO STOXX 50 December 2016 Dividend Future	Appreciation of EURO STOXX 50 December 2016 Dividend Future	1,005,273
9,125,000	EUR	12/15/2017	MSCI	Depreciation of EURO STOXX 50 December 2017 Dividend Future	Appreciation of EURO STOXX 50 December 2017 Dividend Future	554,858
2,585,250	EUR	12/15/2017	DB	Depreciation of EURO STOXX 50 December 2017 Dividend Future	Appreciation of EURO STOXX 50 December 2017 Dividend Future	(8,812)
789,000	EUR	12/21/2018	MSCI	Depreciation of EURO STOXX 50 December 2018 Dividend Future	Appreciation of EURO STOXX 50 December 2018 Dividend Future	(104,770)
275,860	EUR	12/21/2018	MSCI	Depreciation of EURO STOXX 50 December 2018 Dividend Future	Appreciation of EURO STOXX 50 December 2018 Dividend Future	(39,375)
904,250	EUR	12/21/2018	MSCI	Depreciation of EURO STOXX 50 December 2018 Dividend Future	Appreciation of EURO STOXX 50 December 2018 Dividend Future	(94,848)
2,663,701	EUR	12/21/2018	MSCI	Depreciation of EURO STOXX 50 December 2018 Dividend Future	Appreciation of EURO STOXX 50 December 2018 Dividend Future	(146,484)
547,500	EUR	12/21/2018	DB	Depreciation of EURO STOXX 50 December 2018 Dividend Future	Appreciation of EURO STOXX 50 December 2018 Dividend Future	(97,916)
881,250	EUR	12/20/2019	MSCI	Depreciation of EURO STOXX 50 December 2019 Dividend Future	Appreciation of EURO STOXX 50 December 2019 Dividend Future	(235,978)
552,500	EUR	12/20/2019	DB	Depreciation of EURO STOXX 50 December 2019 Dividend Future	Appreciation of EURO STOXX 50 December 2019 Dividend Future	(111,625)
3,037,500	EUR	12/20/2019	DB	Depreciation of EURO STOXX 50 December 2019 Dividend Future	Appreciation of EURO STOXX 50 December 2019 Dividend Future	(307,457)
2,937,000	EUR	12/20/2019	DB	Depreciation of EURO STOXX 50 December 2019 Dividend Future	Appreciation of EURO STOXX 50 December 2019 Dividend Future	(176,249)
5,587,500	EUR	12/20/2019	DB	Depreciation of EURO STOXX 50 December 2019 Dividend Future	Appreciation of EURO STOXX 50 December 2019 Dividend Future	21,542

						$6,693,952

				Premiums to (Pay) Receive		$—

As of February 28, 2013, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

¿	These securities are primarily backed by subprime mortgages.
(a)	The rate disclosed is the 7 day net yield as of February 28, 2013. Note: Yield rounds to 0.00%.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 76.

See accompanying notes to the financial statements.	61

Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO Strategic Opportunities Allocation Fund returned +10.8% for the fiscal year ended February 28, 2013, as compared with +8.9% for the Fund’s benchmark, the GMO Strategic Opportunities Allocation Index (75% MSCI World Index and 25% Barclays U.S. Aggregate Index).

Underlying fund implementation accounted for a negligible amount of the outperformance.

Asset allocation added 1.9% to relative performance with the decision to underweight bonds and overweight equities driving most of the outperformance.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

62

Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO Strategic Opportunities Allocation Fund Class III Shares

and the GMO Strategic Opportunities Allocation Index

As of February 28, 2013

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .07% on the purchase and .07% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2013. All information is unaudited.

*	The GMO Strategic Opportunities Allocation Index is a composite benchmark computed by GMO and comprised of 75% MSCI World Index and 25% Barclays Capital U.S. Aggregate Index.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

63

Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2013 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Common Stocks	76.6%
Debt Obligations	10.8
Short-Term Investments	9.7
Preferred Stocks	0.5
Loan Participations	0.1
Forward Currency Contracts	0.1
Investment Funds	0.0	^
Loan Assignments	0.0	^
Options Purchased	0.0	^
Futures Contracts	0.0	^
Rights/Warrants	0.0	^
Written Options	0.0	^
Swap Agreements	(0.1)
Reverse Repurchase Agreements	(0.1)
Other	2.4

	100.0%

Country/Region Summary**	% of Investments
United States	45.2%
Japan	13.4
United Kingdom	9.8
France	5.7
Emerging***	5.4
Germany	3.8
Spain	2.8
Switzerland	2.7
Italy	2.5
Canada	1.4
Australia	1.2
Sweden	1.0
Singapore	0.9
Hong Kong	0.8
Netherlands	0.6
Belgium	0.5
New Zealand	0.5
Denmark	0.4
Finland	0.3
Ireland	0.3
Norway	0.3
Austria	0.2
Greece	0.1
Israel	0.1
Portugal	0.1

	100.0%

^	Rounds to 0.00%.

*	The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust ("underlying funds").

**	The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds except for GMO Alpha Only Fund and GMO Special Situations Fund. The table excludes short-term investments and includes exposure through the use of derivative financial instruments, if any. The table excludes exposure through forward currency contracts.

***	The “Emerging” exposure is primarily comprised of: Argentina, Brazil, China, Colombia, Congo, Czech Republic, Dominican Republic, Egypt, Hungary, India, Indonesia, Iraq, Malaysia, Mexico, Panama, Peru, Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand, Turkey, Ukraine and Venezuela.

64

Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2013

Shares / Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 99.6%

	Affiliated Issuers — 99.6%
2,582,406	GMO Alpha Only Fund, Class IV	62,597,522
5,885,084	GMO Currency Hedged International Equity Fund, Class III	142,477,873
2,904,283	GMO Debt Opportunities Fund, Class VI	78,618,929
685,664	GMO Domestic Bond Fund, Class VI	11,861,988
6,007,973	GMO Emerging Country Debt Fund, Class IV	62,062,358
3,884,931	GMO Emerging Markets Fund, Class VI	45,375,997
4,013,892	GMO Flexible Equities Fund, Class VI	84,933,948
6,870,016	GMO International Growth Equity Fund, Class IV	174,154,916
24,047,957	GMO International Intrinsic Value Fund, Class IV	508,373,819
7,193,355	GMO Risk Premium Fund, Class VI	75,746,033
2,485,075	GMO Special Situations Fund, Class VI	63,120,913
6,963,655	GMO Strategic Fixed Income Fund, Class VI	114,412,850
70,670,309	GMO U.S. Flexible Equities Fund, Class VI	736,384,617

	TOTAL MUTUAL FUNDS (COST $2,014,477,571)	2,160,121,763

	DEBT OBLIGATIONS — 0.4%

	Asset-Backed Securities — 0.4%
	Business Loans — 0.1%
675,856	Bayview Commercial Asset Trust, Series 05-4A, Class A2, 144A, 1 mo. LIBOR + .39%, 0.59%, due 01/25/36	520,409
580,905	Bayview Financial Acquisition Trust, Series 04-B, Class A2, 144A, 1 mo. LIBOR + .65%, 1.50%, due 05/28/39	217,839
213,697	GE Business Loan Trust, Series 04-1, Class A, 144A, 1 mo. LIBOR + .29%, 0.49%, due 05/15/32	198,738
450,218	Lehman Brothers Small Balance Commercial, Series 05-2A, Class 1A, 144A, 1 mo. LIBOR + .25%, 0.45%, due 09/25/30	382,685

	Total Business Loans	1,319,671

	CMBS — 0.1%
600,000	Commercial Mortgage Pass-Through Certificates, Series 06-FL12, Class AJ, 144A, 1 mo. LIBOR + .13%, 0.33%, due 12/15/20	579,000
600,000	GS Mortgage Securities Corp., Series 07-EOP, Class A2, 144A, 1 mo. LIBOR + .51%, 1.26%, due 03/06/20	601,140
112,060	Merrill Lynch Mortgage Trust, Series 06-C1, Class A2, 5.64%, due 05/12/39	115,097

	Total CMBS	1,295,237

Par Value ($)	Description	Value ($)
	Corporate Collateralized Debt Obligations — 0.1%
1,100,000	Morgan Stanley ACES SPC, Series 06-13A, Class A, 144A, 3 mo. LIBOR + .29%, 0.60%, due 06/20/13	1,100,770

	Insured Residential Asset-Backed Securities (United States) ¿ — 0.0%
68,320	Residential Asset Mortgage Products, Inc., Series 05-RS9, Class AI3, FGIC, 1 mo. LIBOR + .22%, 0.42%, due 11/25/35	60,122

	Insured Residential Mortgage-Backed Securities (United States) — 0.0%
323,453	Countrywide Home Equity Loan Trust, Series 07-E, Class A, MBIA, 1 mo. LIBOR + .15%, 0.35%, due 06/15/37	209,436

	Insured Time Share — 0.0%
100,073	Sierra Receivables Funding Co., Series 07-2A, Class A2, 144A, MBIA, 1 mo. LIBOR + 1.00%, 1.20%, due 09/20/19	100,073

	Residential Asset-Backed Securities (United States) ¿ — 0.1%
392,577	ACE Securities Corp., Series 06-SL3, Class A1, 1 mo. LIBOR + .10%, 0.40%, due 06/25/36	80,478
228,392	ACE Securities Corp., Series 07-WM1, Class A2A, 1 mo. LIBOR + .07%, 0.27%, due 11/25/36	76,511
178,603	Argent Securities, Inc., Series 06-W2, Class A2B, 1 mo. LIBOR + .19%, 0.39%, due 03/25/36	87,515
141,176	Argent Securities, Inc., Series 06-M2, Class A2B, 1 mo. LIBOR + .11%, 0.31%, due 09/25/36	53,647
148,574	Asset Backed Funding Certificates, Series 07-NC1, Class A1, 144A, 1 mo. LIBOR + .22%, 0.42%, due 05/25/37	132,231
1,200,000	Carrington Mortgage Loan Trust, Series 07-FRE1, Class A2, 1 mo. LIBOR + .20%, 0.40%, due 02/25/37	1,076,040
9,579	Chase Funding Mortgage Loan Trust, Series 03-3, Class 2A2, 1 mo. LIBOR + .27%, 0.74%, due 04/25/33	9,056
1,313,168	Countrywide Asset-Backed Certificates, Series 06-BC3, Class 2A2, 1 mo. LIBOR + .14%, 0.34%, due 02/25/37	1,214,418
934,616	JP Morgan Mortgage Acquisition Corp., Series 06-WMC4, Class A3, 1 mo. LIBOR + .12%, 0.32%, due 12/25/36	343,284
265,058	Master Asset-Backed Securities Trust, Series 06-FRE2, Class A4, 1 mo. LIBOR + .15%, 0.35%, due 03/25/36	185,541

	Total Residential Asset-Backed Securities (United States)	3,258,721

See accompanying notes to the financial statements.	65

Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Par Value ($) / Shares	Description	Value ($)
	Residential Mortgage-Backed Securities (Australian) — 0.0%
85,142	Interstar Millennium Trust, Series 05-1G, Class A, 3 mo. LIBOR + .12%, 0.71%, due 12/08/36	82,375
195,752	Westpac Securitization Trust, Series 07-1G, Class A2A, 3 mo. LIBOR + .05%, 0.34%, due 05/21/38	194,345

	Total Residential Mortgage-Backed Securities (Australian)	276,720

	Residential Mortgage-Backed Securities (European) — 0.0%
333,762	Brunel Residential Mortgages, Series 07-1A, Class A4C, 144A, 3 mo. LIBOR + .20%, 0.51%, due 01/13/39	323,549
451,275	Paragon Mortgages Plc, Series 7A, Class A1A, 144A, 3 mo. LIBOR + .42%, 0.71%, due 05/15/34	416,075

	Total Residential Mortgage-Backed Securities (European)	739,624

	Student Loans — 0.0%
493,673	Nelnet Student Loan Trust, Series 05-2, Class A4, 3 mo. LIBOR + .08%, 0.39%, due 12/23/19	492,947

	Total Asset-Backed Securities	8,853,321

	TOTAL DEBT OBLIGATIONS (COST $8,344,118)	8,853,321

	SHORT-TERM INVESTMENTS — 0.0%

	Money Market Funds — 0.0%
177,854	State Street Institutional Treasury Money Market Fund-Institutional Class, 0.00% (a)	177,854

	TOTAL SHORT-TERM INVESTMENTS (COST $177,854)	177,854

	TOTAL INVESTMENTS — 100.0% (Cost $2,022,999,543)	2,169,152,938
	Other Assets and Liabilities (net) — (0.0%)	(225,426)

	TOTAL NET ASSETS — 100.0%	$2,168,927,512

Notes to Schedule of Investments:

¿	These securities are primarily backed by subprime mortgages.

(a)	The rate disclosed is the 7 day net yield as of February 28, 2013. Note: Yield rounds to 0.00%.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 76.

66	See accompanying notes to the financial statements.

This page has been left blank intentionally.

U.S. Equity Allocation Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO U.S. Equity Allocation Fund returned +13.0% for the fiscal year ended February 28, 2013, as compared with +13.6% for the Russell 3000 Index.

Underlying fund implementation was negative, detracting 1.0% from relative performance, as GMO U.S. Flexible Equities Fund underperformed its benchmark during the period.

Asset allocation added 0.4% to relative performance.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

68

U.S. Equity Allocation Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO U.S. Equity Allocation Fund Class III Shares and the Russell 3000 Index

As of February 28, 2013

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2013. All information is unaudited.

Russell Investments is the source and owner of the Russell index data contained or reflected in this material and all trademarks and copyrights related thereto. The presentation may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is GMO’s presentation of the data. Russell Investment Group is not responsible for the formatting or configuration of this material or for any inaccuracy in GMO’s presentation thereof.

69

U.S. Equity Allocation Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2013 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Common Stocks	97.4%
Short-Term Investments	2.5
Other	0.1

100.0%

*	The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”).

70

U.S. Equity Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2013

Shares / Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
2,645,746	GMO U.S. Core Equity Fund, Class VI	38,283,951
3,859,963	GMO U.S. Flexible Equities Fund, Class VI	40,220,813
200,341	GMO U.S. Small/Mid Cap Fund, Class III	1,979,369

	TOTAL MUTUAL FUNDS (COST $65,140,559)	80,484,133

	SHORT-TERM INVESTMENTS — 0.0%

	Time Deposits — 0.0%
14,990	State Street Eurodollar Time Deposit, 0.01%, due 03/01/13	14,990

	TOTAL SHORT-TERM INVESTMENTS (COST $14,990)	14,990

	TOTAL INVESTMENTS — 100.0% (Cost $65,155,549)	80,499,123
	Other Assets and Liabilities (net) — (0.0%)	(15,125)

	TOTAL NET ASSETS — 100.0%	$80,483,998

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 76.

See accompanying notes to the financial statements.	71

World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO World Opportunities Equity Allocation Fund returned +11.9% for the fiscal year ended February 28, 2013, as compared with +10.7% for the Fund’s benchmark, the MSCI World Index.

Underlying fund implementation was negative, detracting 0.4%, as GMO U.S. Flexible Equities Fund and GMO International Intrinsic Value Fund underperformed their respective benchmarks during the period.

Asset allocation added 1.6% to relative performance, driven mostly by currency hedging and overweighting Japanese equities.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

72

World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO World Opportunities Equity Allocation Fund Class III Shares and the

MSCI World Index

As of February 28, 2013

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2013. All information is unaudited.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

73

World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2013 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Common Stocks	95.5%
Short-Term Investments	3.4
Preferred Stocks	0.5
Forward Currency Contracts	0.1
Futures Contracts	0.0	^
Investment Funds	0.0	^
Swap Agreements	0.0	^
Rights/Warrants	0.0	^
Other	0.5

	100.0%

Country/Region Summary**	% of Investments
United States	45.4%
Japan	13.2
United Kingdom	12.2
France	6.4
Germany	4.1
Spain	3.2
Italy	2.9
Switzerland	2.9
Emerging***	2.0
Australia	1.9
Singapore	1.0
Hong Kong	0.7
Belgium	0.6
Netherlands	0.6
Sweden	0.6
Denmark	0.5
Finland	0.3
Ireland	0.3
Norway	0.3
Austria	0.2
Canada	0.2
New Zealand	0.2
Greece	0.1
Israel	0.1
Portugal	0.1

	100.0%

*	The table above shows indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”).

**	The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments and includes exposure through the use of derivative financial instruments, if any. The table excludes exposure through forward currency contracts.

***	The “Emerging” exposure is primarily comprised of: Brazil, China, Czech Republic, Egypt, India, Indonesia, Malaysia, Mexico, Peru, Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand and Turkey.

^	Rounds to 0.0%.

74

World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2013

Shares / Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
4,361,207	GMO Currency Hedged International Equity Fund, Class III	105,584,819
2,630,871	GMO Emerging Markets Fund, Class VI	30,728,573
1,437,860	GMO Flexible Equities Fund, Class VI	30,425,117
6,074,252	GMO International Growth Equity Fund, Class IV	153,982,276
22,424,198	GMO International Intrinsic Value Fund, Class IV	474,047,552
5,182,255	GMO U.S. Core Equity Fund, Class VI	74,987,226
63,534,950	GMO U.S. Flexible Equities Fund, Class VI	662,034,180

	TOTAL MUTUAL FUNDS (COST $1,399,408,246)	1,531,789,743

	SHORT-TERM INVESTMENTS — 0.0%

	Time Deposits — 0.0%
17,123	State Street Eurodollar Time Deposit, 0.01%, due 03/01/13	17,123

	TOTAL SHORT-TERM INVESTMENTS (COST $17,123)	17,123

	TOTAL INVESTMENTS — 100.0% (Cost $1,399,425,369)	1,531,806,866
	Other Assets and Liabilities (net) — (0.0%)	(34,853)

	TOTAL NET ASSETS — 100.0%	$1,531,772,013

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 76.

See accompanying notes to the financial statements.	75

GMO Trust Funds

Schedule of Investments — (Continued)

February 28, 2013

Portfolio Abbreviations:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

ADR - American Depositary Receipt

AMBAC - Insured as to the payment of principal and interest by AMBAC Assurance Corporation.

BBA - British Banks Association

CDO - Collateralized Debt Obligation

CMBS - Commercial Mortgage Backed Security.

CPO - Ordinary Participation Certificate (Certificado de Participacion Ordinares), representing a bundle of shares of the multiple series of one issuer that trade together as a unit.

ETF - Exchange-Traded Fund

FGIC - Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.

FSA - Insured as to the payment of principal and interest by Financial Security Assurance.

LIBOR - London Interbank Offered Rate

MBIA - Insured as to the payment of principal and interest by MBIA Insurance Corp.

MSCI - Morgan Stanley Capital International

MTN - Medium Term Note

NVDR - Non-Voting Depository Receipt

RMBS - Residential Mortgage Backed Security

REIT - Real Estate Investment Trust

USD LIBOR - London Interbank Offered Rate denominated in United States Dollars.

XL - Insured as to the payment of principal and interest by XL Capital Assurance.

The rates shown on variable rate notes are the current interest rates at February 28, 2013, which are subject to change based on the terms of the security.

Counterparty Abbreviations:

BBH - Brown Brothers Harriman & Co.

BCLY - Barclays Bank PLC

BOA - Bank of America, N.A.

BNP - BNP Paribus

CITI - Citibank N.A.

CSI - Credit Suisse International

DB - Deutsche Bank AG

GS - Goldman Sachs International

JPM - JPMorgan Chase Bank, N.A.

MSCI - Morgan Stanley & Co. International PLC

MSCS - Morgan Stanley Capital Services LLC

RBS - Royal Bank Of Scotland PLC

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

JPY - Japanese Yen

KRW - South Korean Won

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

SGD - Singapore Dollar

USD - United States Dollar

ZAR - South African Rand

76	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Assets and Liabilities — February 28, 2013

	Alpha Only Fund	Consolidated Alternative Asset Opportunity Fund	Consolidated Benchmark- Free Allocation Fund	Benchmark- Free Fund	Global Asset Allocation Fund
Assets:
Investments in affiliated issuers, at value (Notes 2 and 10)(a)	$3,178,246,867	$619,583,926	$2,155,008,211	$3,941,522,852	$4,742,710,470
Investments in unaffiliated issuers, at value (Note 2)(b)	96,309,406	316,860,810	2,533,109,878	27,494	22,146,770
Foreign currency, at value (Note 2)(c)	—	—	1,677,660	—	—
Receivable for investments sold	43,357,103	—	28,492,479	5,630,643	—
Receivable for Fund shares sold	12,000,000	8,000,000	25,862,788	—	13,187,241
Dividends and interest receivable	—	77,990	6,306,572	—	9,655
Foreign taxes receivable	—	—	302,807	—	—
Unrealized appreciation on open forward currency contracts (Note 4)	9,034,242	5,746,285	13,193,103	—	—
Due from broker on open futures contracts (Note 2)	109,226,021	6,597,909	5,230,052	—	—
Receivable for variation margin on open futures contracts (Note 4)	—	5,319,381	344,997	—	—
Receivable for open swap agreements (Note 4)	3,119,863	—	1,052,432	—	—
Receivable for closed swap agreements (Note 4)	—	—	17,217	—	—
Receivable for expenses reimbursed by Manager (Note 5)	1,141,493	104,628	1,494,735	9,700	14,012
Miscellaneous receivable	15,646	—	27,528	7,217	12,759

Total assets	3,452,450,641	962,290,929	4,772,120,459	3,947,197,906	4,778,080,907

Liabilities:
Payable for investments purchased	3,154,143	—	138,556,788	—	13,393,775
Payable for Fund shares repurchased	—	—	10,000	5,551,523	441,435
Payable to affiliate for (Note 5):
Management fee	1,298,494	493,404	2,201,638	—	—
Shareholder service fee	261,685	105,728	164,145	—	—
Supplemental support fee – Class MF	—	—	213,223	—	—
Payable for variation margin on open futures contracts (Note 4)	3,741,111	—	—	—	—
Unrealized depreciation on open forward currency contracts (Note 4)	1,436,912	1,844,616	2,653,038	—	—
Payable for open swap agreements (Note 4)	1,397,573	—	—	—	—
Written options outstanding, at value (Note 4)(d)	—	—	2,693,058	—	—
Payable to agents unaffiliated with the Manager	420	112	700	504	616
Payable to Trustees and related expenses	8,011	1,982	13,342	9,843	11,874
Accrued expenses	135,319	93,488	997,996	53,597	100,379

Total liabilities	11,433,668	2,539,330	147,503,928	5,615,467	13,948,079

Net assets	$3,441,016,973	$959,751,599	$4,624,616,531	$3,941,582,439	$4,764,132,828

(a) Cost of investments – affiliated issuers:	$2,989,597,011	$620,123,018	$2,131,295,226	$3,758,381,698	$4,555,924,349
(b) Cost of investments – unaffiliated issuers:	$94,808,314	$316,868,026	$2,420,811,325	$27,494	$21,318,505
(c) Cost of foreign currency:	$—	$—	$1,690,560	$—	$—
(d) Premiums on written options:	$—	$—	$3,763,138	$—	$—

See accompanying notes to the financial statements.	77

GMO Trust Funds

Statements of Assets and Liabilities — February 28, 2013 — (Continued)

	Alpha Only Fund	Consolidated Alternative Asset Opportunity Fund	Consolidated Benchmark- Free Allocation Fund	Benchmark- Free Fund	Global Asset Allocation Fund
Net assets consist of:
Paid-in capital	$4,496,801,491		$4,480,484,897	$3,719,155,573	$4,809,344,334
Accumulated undistributed net investment income	—		33,111,443	—	—
Distributions in excess of net investment income	(7,294,558)		—	(4,053,854)	(4,107,423)
Accumulated net realized gain (loss)	(1,103,695,461)		(35,812,576)	43,339,566	(228,718,469)
Net unrealized appreciation	55,205,501		146,832,767	183,141,154	187,614,386

	$3,441,016,973		$4,624,616,531	$3,941,582,439	$4,764,132,828

Net assets attributable to:
Class III shares	$51,886,351	$959,751,599	$970,748,579	$3,941,582,439	$4,764,132,828

Class IV shares	$3,389,130,622	$—	$705,981,999	$—	$—

Class MF shares	$—	$—	$2,947,885,953	$—	$—

Shares outstanding:
Class III	2,142,507	31,498,158	37,674,606	184,817,444	436,938,533

Class IV	139,816,202	—	27,411,909	—	—

Class MF	—	—	114,428,823	—	—

Net asset value per share:
Class III	$24.22	$30.47	$25.77	$21.33	$10.90

Class IV	$24.24	$—	$25.75	$—	$—

Class MF	$—	$—	$25.76	$—	$—

78	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Assets and Liabilities — February 28, 2013 — (Continued)

	Global Equity Allocation Fund	International Equity Allocation Fund	International Opportunities Equity Allocation Fund	Special Situations Fund	Strategic Opportunities Allocation Fund
Assets:
Investments in affiliated issuers, at value (Notes 2 and 10)(a)	$2,220,697,245	$1,385,174,350	$966,791,321	$642,686,692	$2,160,121,763
Investments in unaffiliated issuers, at value (Note 2)(b)	18,603	19,990	33,355	91,762,698	9,031,175
Foreign currency, at value (Note 2)(c)	—	—	—	69,290	—
Receivable for investments sold	64,000,000	500,000	—	—	—
Receivable for Fund shares sold	—	—	4,335	2,758,776	14,417,786
Dividends and interest receivable	—	—	—	101,784	3,568
Unrealized appreciation on open forward currency contracts (Note 4)	—	—	—	3,080,262	—
Due from broker on open futures contracts (Note 2)	—	—	—	4,110,000	—
Receivable for open swap contracts (Note 4)	—	—	—	10,240,984	—
Receivable for closed swap agreements (Note 4)	—	—	—	121,044	—
Receivable for expenses reimbursed by Manager (Note 5)	8,036	5,964	7,868	38,024	16,734
Miscellaneous receivable	76,892	1,052	—	—	9,491

Total assets	2,284,800,776	1,385,701,356	966,836,879	754,969,554	2,183,600,517

Liabilities:
Payable for investments purchased	—	—	3,626	3,187,012	13,708,724
Payable for Fund shares repurchased	64,076,892	501,052	700	7,830,141	868,553
Payable to affiliate for (Note 5):
Management fee	—	—	—	208,642	—
Shareholder service fee	—	—	—	33,274	—
Unrealized depreciation on open forward currency contracts (Note 4)	—	—	—	229,312	—
Interest payable for open swap agreements	—	—	—	147,539	—
Payable for open swap contracts (Note 4)	—	—	—	3,917,540	—
Payable to agents unaffiliated with the Manager	308	196	140	112	280
Payable to Trustees and related expenses	5,638	3,518	2,413	1,955	5,355
Accrued expenses	43,990	46,449	35,933	112,913	90,093

Total liabilities	64,126,828	551,215	42,812	15,668,440	14,673,005

Net assets	$2,220,673,948	$1,385,150,141	$966,794,067	$739,301,114	$2,168,927,512

Net assets consist of:
Paid-in capital	$2,109,354,141	$1,380,180,912	$1,183,332,748		$2,033,323,606
Accumulated undistributed net investment income	—	2,249,513	—		—
Distributions in excess of net investment income	(4,424)	—	(1,799)		(1,161,869)
Accumulated net realized loss	(6,059,269)	(136,053,874)	(285,833,775)		(9,387,620)
Net unrealized appreciation	117,383,500	138,773,590	69,296,893		146,153,395

	$2,220,673,948	$1,385,150,141	$966,794,067		$2,168,927,512

Net assets attributable to:
Class III shares	$2,220,673,948	$1,385,150,141	$966,794,067	$31,413,954	$2,168,927,512

Class VI shares	$—	$—	$—	$707,887,160	$—

Shares outstanding:
Class III	258,125,797	132,865,681	65,068,232	1,243,848	101,021,447

Class VI	—	—	—	27,872,261	—

Net asset value per share:
Class III	$8.60	$10.43	$14.86	$25.26	$21.47

Class VI	$—	$—	$—	$25.40	$—

(a) Cost of investments – affiliated issuers:	$2,103,313,745	$1,246,400,760	$897,494,428	$642,710,761	$2,014,477,571
(b) Cost of investments – unaffiliated issuers:	$18,603	$19,990	$33,355	$91,412,442	$8,521,972
(c) Cost of foreign currency:	$—	$—	$—	$71,499	$—

See accompanying notes to the financial statements.	79

GMO Trust Funds

Statements of Assets and Liabilities — February 28, 2013 — (Continued)

	U.S. Equity Allocation Fund	World Opportunities Equity Allocation Fund
Assets:
Investments in affiliated issuers, at value (Notes 2 and 10)(a)	$80,484,133	$1,531,789,743
Investments in unaffiliated issuers, at value (Note 2)(b)	14,990	17,123
Receivable for investments sold	—	11,940,000
Receivable for expenses reimbursed by Manager (Note 5)	5,393	5,292

Total assets	80,504,516	1,543,752,158

Liabilities:
Payable for Fund shares repurchased	—	11,940,000
Payable to affiliate for (Note 5):
Payable to agents unaffiliated with the Manager	—	196
Payable to Trustees and related expenses	216	3,762
Accrued expenses	20,302	36,187

Total liabilities	20,518	11,980,145

Net assets	$80,483,998	$1,531,772,013

Net assets consist of:
Paid-in capital	$68,984,672	$1,526,492,081
Accumulated undistributed net investment income	357,131	—
Distributions in excess of net investment income	—	(2,672)
Accumulated net realized loss	(4,201,379)	(127,098,893)
Net unrealized appreciation	15,343,574	132,381,497

	$80,483,998	$1,531,772,013

Net assets attributable to:
Class III shares	$80,483,998	$1,531,772,013

Shares outstanding:
Class III	2,608,570	72,509,293

Net asset value per share:
Class III	$30.85	$21.13

(a) Cost of investments – affiliated issuers:	$65,140,559	$1,399,408,246
(b) Cost of investments – unaffiliated issuers:	$14,990	$17,123

80	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Operations — Year Ended February 28, 2013

	Alpha Only Fund	Consolidated Alternative Asset Opportunity Fund	Consolidated Benchmark- Free Allocation Fund	Benchmark- Free Fund	Global Asset Allocation Fund
Investment Income:
Dividends from affiliated issuers (Note 10)	$72,955,003	$337,318	$10,627,752	$91,289,444	$108,065,816
Dividends from unaffiliated issuers (a)	1,370,682	11,218	21,919,752	—	—
Interest	35,338	291,561	609,488	4	2,836,350

Total investment income	74,361,023	640,097	33,156,992	91,289,448	110,902,166

Expenses:
Management fee (Note 5)	14,060,557	3,133,713	12,139,663	—	—
Shareholder service fee – Class III (Note 5)	55,706	671,509	701,147	—	—
Shareholder service fee – Class IV (Note 5)	2,774,974	—	96,497	—	—
Supplemental support fee – Class MF	—	—	1,303,712	—	—
Audit and tax fees	66,303	103,077	217,576	25,581	75,549
Custodian and fund accounting agent fees	281,566	142,806	2,266,024	54,329	66,317
Legal fees	66,222	15,990	149,924	94,931	81,694
Registration fees	6,161	—	14,770	828	7,575
Transfer agent fees	43,724	—	—	—	—
Trustees fees and related expenses (Note 5)	33,197	19,736	39,726	43,951	49,283
Miscellaneous	36,172	21,111	79,169	40,702	43,309

Total expenses	17,424,582	4,107,942	17,008,208	260,322	323,727
Fees and expenses reimbursed by Manager (Note 5)	(468,825)	(743,265)	(2,715,242)	(206,442)	(263,773)
Expense reductions (Note 2)	(16)	(34)	(1,135)	(393)	(1,164)
Indirectly incurred fees waived or borne by Manager (Note 5)	(10,154,176)	—	(4,108,905)	—	—
Shareholder service fee waived (Note 5)	(1,789,742)	—	(253,311)	—	—
Supplemental support fee waived – Class MF	—	—	(585,268)	—	—

Net expenses	5,011,823	3,364,643	9,344,347	53,487	58,790

Net investment income (loss)	69,349,200	(2,724,546)	23,812,645	91,235,961	110,843,376

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(405,916)	24,355	9,375,851	—	755,402
Investments in affiliated issuers	71,223,977	(4,545)	(4,061,564)	69,334,979	218,203,532
Realized gains distributions from affiliated issuers (Note 10)	57,617,598	34,906	3,247,595	86,928,161	82,979,488
Futures contracts	(193,988,333)	5,116,073	4,460,951	—	—
Swap agreements	(25,649,299)	—	(4,206,511)	—	—
Written options	—	—	4,465,662	—	—
Foreign currency, forward contracts and foreign currency related transactions	16,773,620	(8,705,703)	26,629,320	—	—

Net realized gain (loss)	(74,428,353)	(3,534,914)	39,911,304	156,263,140	301,938,422

Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	850,853	2,392	112,717,370	—	567,475
Investments in affiliated issuers	85,459,523	516,190	30,365,160	84,516,540	(96,195,570)
Futures contracts	(39,720,124)	11,876,214	(1,771,838)	—	—
Written options	—	—	1,070,080	—	—
Swap agreements	(41,463,206)	—	1,052,432	—	—
Foreign currency, forward contracts and foreign currency related transactions	7,855,347	4,474,429	10,470,555	—	—

Net unrealized gain (loss)	12,982,393	16,869,225	153,903,759	84,516,540	(95,628,095)

Net realized and unrealized gain (loss)	(61,445,960)	13,334,311	193,815,063	240,779,680	206,310,327

Net increase (decrease) in net assets resulting from operations	$7,903,240	$10,609,765	$217,627,708	$332,015,641	$317,153,703

(a) Net of withholding tax.	$—	$—	$1,119,300	$—	$—

See accompanying notes to the financial statements.	81

GMO Trust Funds

Statements of Operations — Year Ended February 28, 2013 — (Continued)

	Global Equity Allocation Fund	International Equity Allocation Fund	International Opportunities Equity Allocation Fund	Special Situations Fund	Strategic Opportunities Allocation Fund
Investment Income:
Dividends from affiliated issuers (Note 10)	$54,684,081	$42,445,977	$30,455,328	$729,352	$61,040,728
Dividends from unaffiliated issuers	—	—	—	41	—
Interest	6	5	3	629,035	1,071,631

Total investment income	54,684,087	42,445,982	30,455,331	1,358,428	62,112,359

Expenses:
Management fee (Note 5)	—	—	—	2,891,409	—
Shareholder service fee – Class III (Note 5)	—	—	—	69,139	—
Shareholder service fee – Class VI (Note 5)	—	—	—	404,453	—
Audit and tax fees	23,670	17,301	17,273	103,091	81,183
Custodian, fund accounting agent and transfer agent fees	57,250	53,564	54,275	160,670	54,199
Legal fees	39,544	26,739	16,536	27,709	38,735
Registration fees	4,596	6,584	1,101	—	3,234
Trustees fees and related expenses (Note 5)	22,826	15,799	10,090	9,375	24,574
Miscellaneous	20,941	11,521	10,884	9,510	23,924

Total expenses	168,827	131,508	110,159	3,675,356	225,849
Fees and expenses reimbursed by Manager (Note 5)	(141,176)	(112,192)	(97,771)	(287,593)	(195,544)
Expense reductions (Note 2)	(480)	(187)	(422)	(16)	(208)

Net expenses	27,171	19,129	11,966	3,387,747	30,097

Net investment income (loss)	54,656,916	42,426,853	30,443,365	(2,029,319)	62,082,262

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	—	—	—	2,061	379,852
Investments in affiliated issuers	112,162,395	28,059,063	(10,541,303)	(52,048)	178,124,619
Realized gains distributions from affiliated issuers (Note 10)	60,942,979	—	—	52,197	60,199,554
Futures contracts	—	—	—	(16,210,965)	—
Swap agreements	—	—	—	(40,070,951)	—
Foreign currency, forward contracts and foreign currency related transactions	—	—	—	20,444,305	—

Net realized gain (loss)	173,105,374	28,059,063	(10,541,303)	(35,835,401)	238,704,025

Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	—	—	—	338,003	34,188
Investments in affiliated issuers	(28,108,089)	30,405,617	74,594,628	72,041	(86,264,524)
Swap agreements	—	—	—	7,720,726	—
Foreign currency, forward contracts and foreign currency related transactions	—	—	—	(3,176,545)	—

Net unrealized gain (loss)	(28,108,089)	30,405,617	74,594,628	4,954,225	(86,230,336)

Net realized and unrealized gain (loss)	144,997,285	58,464,680	64,053,325	(30,881,176)	152,473,689

Net increase (decrease) in net assets resulting from operations	$199,654,201	$100,891,533	$94,496,690	$(32,910,495)	$214,555,951

82	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Operations — Year Ended February 28, 2013 — (Continued)

	U.S. Equity Allocation Fund	World Opportunities Equity Allocation Fund
Investment Income:
Dividends from affiliated issuers (Note 10)	$1,648,424	$39,589,763
Interest	955	4

Total investment income	1,649,379	39,589,767

Expenses:
Audit and tax fees	28,236	18,449
Custodian, fund accounting agent and transfer agent fees	13,024	51,872
Legal fees	920	27,542
Registration fees	4,166	2,313
Trustees fees and related expenses (Note 5)	947	16,388
Miscellaneous	3,417	15,466

Total expenses	50,710	132,030
Fees and expenses reimbursed by Manager (Note 5)	(49,711)	(112,017)
Expense reductions (Note 2)	—	(710)

Net expenses	999	19,303

Net investment income (loss)	1,648,380	39,570,464

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in affiliated issuers	7,391,454	112,457,261
Realized gains distributions from affiliated issuers (Note 10)	2,820,424	50,488,777

Net realized gain (loss)	10,211,878	162,946,038

Change in net unrealized appreciation (depreciation) on:
Investments in affiliated issuers	(2,597,115)	(32,075,776)

Net realized and unrealized gain (loss)	7,614,763	130,870,262

Net increase (decrease) in net assets resulting from operations	$9,263,143	$170,440,726

See accompanying notes to the financial statements.	83

GMO Trust Funds

Statements of Changes in Net Assets

	Alpha Only Fund		Consolidated Alternative Asset Opportunity Fund
	Year Ended February 28/29,		Year Ended February 28/29,
	2013	2012	2013	2012
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$69,349,200	$43,904,208	$(2,724,546)	$(4,553)
Net realized gain (loss)	(74,428,353)	152,388,145	(3,534,914)	(925,436)
Change in net unrealized appreciation (depreciation)	12,982,393	(86,153,296)	16,869,225	(695,085)

Net increase (decrease) in net assets from operations	7,903,240	110,139,057	10,609,765	(1,625,074)

Distributions to shareholders from:
Net investment income
Class III	(99,177)	(522,891)	—	—
Class IV	(7,431,374)	(29,484,544)	—	—

Total distributions from net investment income	(7,530,551)	(30,007,435)	—	—

Net share transactions (Note 9):
Class III	14,001,426	(23,525,041)	904,821,692	20,399,401
Class IV	1,302,890,322	77,052,861	—	—

Increase (decrease) in net assets resulting from net share transactions	1,316,891,748	53,527,820	904,821,692	20,399,401

Total increase (decrease) in net assets	1,317,264,437	133,659,442	915,431,457	18,774,327

Net assets:
Beginning of period	2,123,752,536	1,990,093,094	44,320,142	25,545,815

End of period	$3,441,016,973	$2,123,752,536	$959,751,599	$44,320,142

Accumulated undistributed net investment income	$—	$8,078,386

Distributions in excess of net investment income	$(7,294,558)	$—

84	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Changes in Net Assets — (Continued)

	Consolidated Benchmark-Free Allocation Fund		Benchmark-Free Fund
	Year Ended February 28/29,		Year Ended February 28,	Period from June 15, 2011 (commencement of operations) through February 29,
	2013	2012	2013	2012
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$23,812,645	$12,950,010	$91,235,961	$57,382,392
Net realized gain (loss)	39,911,304	181,094,282	156,263,140	36,776,896
Change in net unrealized appreciation (depreciation)	153,903,759	(133,863,860)	84,516,540	98,624,614

Net increase (decrease) in net assets from operations	217,627,708	60,180,432	332,015,641	192,783,902

Distributions to shareholders from:
Net investment income
Class III	(4,975,607)	(25,942,914)	(118,122,072)	(64,509,645)
Class IV	(1,783,556)	—	—	—
Class MF	(13,753,375)	—	—	—

Total distributions from net investment income	(20,512,538)	(25,942,914)	(118,122,072)	(64,509,645)

Net realized gains
Class III	—	—	(106,701,774)	(13,039,184)

Total distributions from net realized gains	—	—	(106,701,774)	(13,039,184)

Net share transactions (Note 9):
Class III	809,208,628	(3,090,493,977)	318,883,654	3,399,976,162
Class IV	692,385,968	—	—	—
Class MF	2,806,583,034	—	—	—

Increase (decrease) in net assets resulting from net share transactions	4,308,177,630	(3,090,493,977)	318,883,654	3,399,976,162

Purchase premiums and redemption fees (Notes 2 and 9):
Class III	1,299,189	134,891	185,609	110,146
Class IV	222,986	—	—	—
Class MF	3,349,867	—	—	—

Increase in net assets resulting from purchase premiums and redemption fees	4,872,042	134,891	185,609	110,146

Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	4,313,049,672	(3,090,359,086)	319,069,263	3,400,086,308

Total increase (decrease) in net assets	4,510,164,842	(3,056,121,568)	426,261,058	3,515,321,381

Net assets:
Beginning of period	114,451,689	3,170,573,257	3,515,321,381	—

End of period	$4,624,616,531	$114,451,689	$3,941,582,439	$3,515,321,381

Accumulated undistributed net investment income	$33,111,443	$2,136,849	$—	$13,426,424

Distributions in excess of net investment income	$—	$—	$(4,053,854)	$—

See accompanying notes to the financial statements.	85

GMO Trust Funds

Statements of Changes in Net Assets — (Continued)

	Global Asset Allocation Fund		Global Equity Allocation Fund
	Year Ended February 28/29,		Year Ended February 28/29,
	2013	2012	2013	2012
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$110,843,376	$80,748,314	$54,656,916	$34,167,871
Net realized gain (loss)	301,938,422	156,516,012	173,105,374	113,076,508
Change in net unrealized appreciation (depreciation)	(95,628,095)	(84,303,521)	(28,108,089)	(105,326,583)

Net increase (decrease) in net assets from operations	317,153,703	152,960,805	199,654,201	41,917,796

Distributions to shareholders from:
Net investment income
Class III	(121,313,693)	(89,010,372)	(63,353,574)	(36,689,508)

Total distributions from net investment income	(121,313,693)	(89,010,372)	(63,353,574)	(36,689,508)

Net realized gains
Class III	—	—	(107,780,977)	(18,112,957)

Total distributions from net realized gains	—	—	(107,780,977)	(18,112,957)

Net share transactions (Note 9):
Class III	953,849,723	90,098,897	554,602,409	163,569,116

Purchase premiums and redemption fees (Notes 2 and 9):
Class III	1,703,193	987,337	676,894	478,295

Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	955,552,916	91,086,234	555,279,303	164,047,411

Total increase (decrease) in net assets	1,151,392,926	155,036,667	583,798,953	151,162,742

Net assets:
Beginning of period	3,612,739,902	3,457,703,235	1,636,874,995	1,485,712,253

End of period	$4,764,132,828	$3,612,739,902	$2,220,673,948	$1,636,874,995

Accumulated undistributed net investment income	$—	$—	$—	$—

Distributions in excess of net investment income	$(4,107,423)	$(654,561)	$(4,424)	$(4,264)

86	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Changes in Net Assets — (Continued)

	International Equity Allocation Fund		International Opportunities Equity Allocation Fund
	Year Ended February 28/29,		Year Ended February 28/29,
	2013	2012	2013	2012
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$42,426,853	$26,515,344	$30,443,365	$19,874,244
Net realized gain (loss)	28,059,063	(25,787,665)	(10,541,303)	(94,595,471)
Change in net unrealized appreciation (depreciation)	30,405,617	(43,756,270)	74,594,628	19,445,653

Net increase (decrease) in net assets from operations	100,891,533	(43,028,591)	94,496,690	(55,275,574)

Distributions to shareholders from:
Net investment income
Class III	(41,622,218)	(26,968,201)	(30,450,064)	(19,881,308)

Net share transactions (Note 9):
Class III	157,905,673	(41,414,170)	92,409,525	89,468,529

Purchase premiums and redemption fees (Notes 2 and 9):
Class III	982,374	852,829	—	—

Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	158,888,047	(40,561,341)	92,409,525	89,468,529

Total increase (decrease) in net assets	218,157,362	(110,558,133)	156,456,151	14,311,647

Net assets:
Beginning of period	1,166,992,779	1,277,550,912	810,337,916	796,026,269

End of period	$1,385,150,141	$1,166,992,779	$966,794,067	$810,337,916

Accumulated undistributed net investment income	$2,249,513	$1,444,878	$—	$—

Distributions in excess of net investment income	$—	$—	$(1,799)	$(2,065)

See accompanying notes to the financial statements.	87

GMO Trust Funds

Statements of Changes in Net Assets — (Continued)

	Special Situations Fund		Strategic Opportunities Allocation Fund
	Year Ended February 28/29,		Year Ended February 28/29,
	2013	2012	2013	2012
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(2,029,319)	$(1,957,493)	$62,082,262	$43,016,766
Net realized gain (loss)	(35,835,401)	(16,726,821)	238,704,025	79,930,488
Change in net unrealized appreciation (depreciation)	4,954,225	(9,779,544)	(86,230,336)	(29,496,935)

Net increase (decrease) in net assets from operations	(32,910,495)	(28,463,858)	214,555,951	93,450,319

Distributions to shareholders from:
Net investment income
Class III	—	—	(68,801,103)	(47,504,568)

Net realized gains
Class III	—	—	(116,101,861)	—

Net share transactions (Note 9):
Class III	(5,615,036)	17,028,292	116,701,855	224,441,443
Class VI	30,937,898	19,341,128	—	—

Increase (decrease) in net assets resulting from net share transactions	25,322,862	36,369,420	116,701,855	224,441,443

Purchase premiums and redemption fees (Notes 2 and 9):
Class III	—	—	17,686	—

Total increase (decrease) in net assets resulting from net share transactions purchase premiums and redemption fees	25,322,862	36,369,420	116,719,541	224,441,443

Total increase (decrease) in net assets	(7,587,633)	7,905,562	146,372,528	270,387,194

Net assets:
Beginning of period	746,888,747	738,983,185	2,022,554,984	1,752,167,790

End of period	$739,301,114	$746,888,747	$2,168,927,512	$2,022,554,984

Distributions in excess of net investment income			$(1,161,869)	$(1,051,125)

88	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Changes in Net Assets — (Continued)

	U.S. Equity Allocation Fund		World Opportunities Equity Allocation Fund
	Year Ended February 28/29,		Year Ended February 28/29,
	2013	2012	2013	2012
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$1,648,380	$1,479,708	$39,570,464	$25,057,606
Net realized gain (loss)	10,211,878	3,616,514	162,946,038	(89,706,794)
Change in net unrealized appreciation (depreciation)	(2,597,115)	3,399,320	(32,075,776)	100,083,265

Net increase (decrease) in net assets from operations	9,263,143	8,495,542	170,440,726	35,434,077

Distributions to shareholders from:
Net investment income
Class III	(1,901,866)	(2,200,232)	(46,343,171)	(25,283,398)

Net share transactions (Note 9):
Class III	7,909,991	(37,005,726)	172,531,846	9,949,200

Total increase (decrease) in net assets	15,271,268	(30,710,416)	296,629,401	20,099,879

Net assets:
Beginning of period	65,212,730	95,923,146	1,235,142,612	1,215,042,733

End of period	$80,483,998	$65,212,730	$1,531,772,013	$1,235,142,612

Accumulated undistributed net investment income	$357,131	$293,747	$—	$—

Distributions in excess of net investment income	$—	$—	$(2,672)	$(3,235)

See accompanying notes to the financial statements.	89

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

ALPHA ONLY FUND

	Class III Shares					Class IV Shares
	Year Ended February 28/29,					Year Ended February 28/29,
	2013	2012	2011(a)	2010(a)	2009(a)	2013	2012	2011(a)	2010(a)	2009(a)
Net asset value, beginning of period	$24.13	$23.49	$24.55	$28.85	$55.55	$24.14	$23.50	$24.55	$28.85	$55.55

Income (loss) from investment operations:
Net investment income (loss)(b)†	0.51	0.46	0.30	0.55	1.15	0.60	0.47	0.31	0.55	1.20
Net realized and unrealized gain (loss)	(0.35)	0.52	(1.36)	(3.35)	4.65	(0.42)	0.52	(1.36)	(3.35)	4.60

Total from investment operations	0.16	0.98	(1.06)	(2.80)	5.80	0.18	0.99	(1.05)	(2.80)	5.80

Less distributions to shareholders:
From net investment income	(0.07)	(0.34)	—	(1.50)	(22.05)	(0.08)	(0.35)	—	(1.50)	(22.05)
From net realized gains	—	—	—	—	(10.45)	—	—	—	—	(10.45)

Total distributions	(0.07)	(0.34)	—	(1.50)	(32.50)	(0.08)	(0.35)	—	(1.50)	(32.50)

Net asset value, end of period	$24.22	$24.13	$23.49	$24.55	$28.85	$24.24	$24.14	$23.50	$24.55	$28.85

Total Return(c)	0.67%	4.13%	(4.32)%	(10.30)%	11.92%	0.73%	4.19%	(4.28)%	(10.30)%	12.00%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$51,886	$37,752	$59,746	$71,481	$121,711	$3,389,131	$2,086,001	$1,930,347	$1,648,282	$1,854,153
Net expenses to average daily net assets(d)(e)	0.23%	0.24%	0.23%	0.24%	0.23%	0.18%	0.19%	0.18%	0.18%	0.18%
Net investment income (loss) to average daily net assets(b)	2.10%	1.89%	1.26%	2.16%	2.37%	2.47%	1.91%	1.27%	2.11%	2.52%
Portfolio turnover rate	104%	125%	89%	114%	87%	104%	125%	89%	114%	87%
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:(f)	0.44%	0.44%	0.46%	0.45%	0.44%	0.44%	0.43%	0.46%	0.46%	0.44%
Redemption fees consisted of the following per share amounts:†	$—	$—	$—	$—	$0.00 (g)	$—	$—	$—	$—	$0.00 (g)

(a)	Per share amounts were adjusted to reflect a 1:5 reverse stock split effective November 15, 2010.
(b)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(c)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares.
(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(e)	The net expense ratio does not include the effect of expense reductions (Note 2).
(f)	Ratios include reimbursement of direct operating expenses and waiver of expenses indirectly incurred through investment in the underlying funds (See Note 5).
(g)	Purchase premiums and redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.

90	See accompanying notes to the financial statements.

GMO Trust Fund

Consolidated Financial Highlights

(For a share outstanding throughout each period)

ALTERNATIVE ASSET OPPORTUNITY FUND

	Class III Shares
	Year Ended February 28/29,
	2013		2012		2011	2010	2009
Net asset value, beginning of period	$30.05		$32.55		$27.24	$21.94	$33.11

Income (loss) from investment operations:
Net investment income (loss)(a)†	(0.18)		0.00		0.11	0.46	0.93
Net realized and unrealized gain (loss)	0.60		(2.50)		5.20	4.84	(12.10)

Total from investment operations	0.42		(2.50)		5.31	5.30	(11.17)

Net asset value, end of period	$30.47		$30.05		$32.55	$27.24	$21.94

Total Return(b)	1.40%		(7.68)%		19.49%	24.16%	(33.74)%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$959,752		$44,320		$25,546	$23,100	$22,389
Net expenses to average daily net assets(c)	0.75	%(d)	0.69	%(d)	0.60%	0.60%	0.60	%(d)
Net investment income to average daily net assets(a)	(0.61)%		(0.01)%		0.38%	1.85%	3.24%
Portfolio turnover rate	17%		48%		60%	73%	89%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.17%		1.64%		1.15%	1.06%	0.73%
Redemption fees consisted of the following per share amounts (Note 2):†	—		—		$—	$0.03	$0.00	(e)
(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	Total returns would have been lower had certain expenses not been reimbursed during the periods shown. Calculation excludes redemption fees which are borne by the shareholder purchasing or redeeming fund shares, if any.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	The net expense ratio does not include the effect of expense reductions (Note 2).
(e)	Redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	91

GMO Trust Funds

Consolidated Financial Highlights

(For a share outstanding throughout each period)

BENCHMARK-FREE ALLOCATION FUND

	Class III Shares								Class MF Shares	Class IV Shares
	Year Ended February 28/29,								Year Ended February 28, 2013(i)	Year Ended February 28, 2013(j)
	2013	2012	2011		2010		2009
Net asset value, beginning of period	$24.03	$22.72	$21.49		$17.51		$25.30		$24.10	$24.91

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.30	0.21	0.36		0.64		3.21		0.33	0.03
Net realized and unrealized gain (loss)	1.62	1.44 (b)	1.28		4.11		(6.72)		1.52	0.96

Total from investment operations	1.92	1.65	1.64		4.75		(3.51)		1.85	0.99

Less distributions to shareholders:
From net investment income	(0.18)	(0.34)	(0.41)		(0.75)		(3.71)		(0.19)	(0.15)
From net realized gains	—	—	—		(0.02)		(0.57)		—	—

Total distributions	(0.18)	(0.34)	(0.41)		(0.77)		(4.28)		(0.19)	(0.15)

Net asset value, end of period	$25.77	$24.03	$22.72		$21.49		$17.51		$25.76	$25.75

Total Return(c)	8.03%	7.36%	7.69%		27.18%		(15.11)%		7.71%	3.99	%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$970,749	$114,452	$3,170,573		$1,733,173		$1,436,951		$2,947,886	$705,982
Net expenses to average daily net assets(d)(f)(g)	0.54%	0.01%	0.00	%(e)	0.00	%(e)	0.00	%(e)	0.49%	0.48	%*
Net investment income (loss) to average daily net assets(a)	1.23%	0.93%	1.63%		3.14%		14.05%		1.34%	0.60	%*
Portfolio turnover rate	42%	33%	19%		24%		40%		42%	42	%**
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:	0.41%	0.05%	0.01%		0.01%		0.01%		0.41%	0.40	%*
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.07	$0.00 (h)	$0.01		$0.01		$0.00	(h)	$0.06	$0.01

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of the Fund shares in relation to fluctuating market values of the investments of the Fund.
(c)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares and assumes the effect of reinvested distributions.
(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(e)	Net expenses to average daily net assets were less than 0.01%.
(f)	Effective January 1, 2012, the Fund pays the Manager a management fee of 0.65% of the Fund’s average daily net assets (Note 5).
(g)	The net expense ratio does not include the effect of expense reductions (Note 2).
(h)	Purchase premiums and redemption fees were less than $0.01 per share.
(i)	Period from March 1, 2012 (commencement of operations) through February 28, 2013.
(j)	Period from December 11, 2012 (commencement of operations) through February 28, 2013.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

92	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout the period)

BENCHMARK-FREE FUND

	Class III Shares
	Year Ended February 28, 2013	Period from June 15, 2011 (commencement of operations) through February 29, 2012
Net asset value, beginning of period	$20.76	$20.00

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.52	0.41
Net realized and unrealized gain (loss)	1.34	0.83

Total from investment operations	1.86	1.24

Less distributions to shareholders:
From net investment income	(0.68)	(0.40)
From net realized gains	(0.61)	(0.08)

Total distributions	(1.29)	(0.48)

Net asset value, end of period	$21.33	$20.76

Total Return(b)	9.25%	6.35	%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$3,941,582	$3,515,321
Net expenses to average daily net assets(c)(d)(e)	0.00%	0.00	%*
Net investment income (loss) to average daily net assets(a)	2.51%	2.91	%*
Portfolio turnover rate	31%	23	%**
Fees and expenses reimbursed by the Manager to average daily net assets:	0.01%	0.02	%*
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.00 (f)	$0.00	(f)
(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	Net expenses to average daily net assets were less than 0.01%.
(e)	The net expense ratio does not include the effect of expense reductions (Note 2).
(f)	Purchase premiums and redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

See accompanying notes to the financial statements.	93

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

GLOBAL ASSET ALLOCATION FUND

	Class III Shares
	Year Ended February 28/29,
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$10.40	$10.22	$9.30	$7.28	$11.37

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.29	0.24	0.17	0.27	0.87
Net realized and unrealized gain (loss)	0.50	0.21	0.94	2.10	(3.43)

Total from investment operations	0.79	0.45	1.11	2.37	(2.56)

Less distributions to shareholders:
From net investment income	(0.29)	(0.27)	(0.19)	(0.35)	(1.04)
From net realized gains	—	—	—	—	(0.49)

Total distributions	(0.29)	(0.27)	(0.19)	(0.35)	(1.53)

Net asset value, end of period	$10.90	$10.40	$10.22	$9.30	$7.28

Total Return(b)	7.65%	4.51%	11.98%	32.60%	(24.30)%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$4,764,133	$3,612,740	$3,457,703	$3,104,293	$2,432,987
Net expenses to average daily net assets(c)(d)(e)	0.00%	0.00%	0.00%	0.00%	0.00%
Net investment income (loss) to average daily net assets(a)	2.70%	2.37%	1.73%	3.00%	8.81%
Portfolio turnover rate	29%	40%	32%	29%	44%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.01%	0.01%	0.01%	0.01%	0.01%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):(f)†	$0.00	$0.00	$0.00	$0.00	$0.00
(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	Net expenses to average daily net assets were less than 0.01%.
(e)	The net expense ratio does not include the effect of expense reductions (Note 2).
(f)	Purchase premiums and redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.

94	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

GLOBAL EQUITY ALLOCATION FUND

	Class III Shares
	Year Ended February 28/29,
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$8.49	$8.60	$7.40	$5.29	$10.25

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.25	0.19	0.15	0.20	0.34
Net realized and unrealized gain (loss)	0.57	0.00 (b)	1.17	2.11	(4.01)

Total from investment operations	0.82	0.19	1.32	2.31	(3.67)

Less distributions to shareholders:
From net investment income	(0.26)	(0.20)	(0.12)	(0.15)	(0.31)
From net realized gains	(0.45)	(0.10)	—	(0.05)	(0.98)

Total distributions	(0.71)	(0.30)	(0.12)	(0.20)	(1.29)

Net asset value, end of period	$8.60	$8.49	$8.60	$7.40	$5.29

Total Return(c)	10.01%	2.47%	17.97%	43.73%	(39.44)%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,220,674	$1,636,875	$1,485,712	$704,866	$431,278
Net expenses to average daily net assets(d)(e)(f)	0.00%	0.00%	0.00%	0.00%	0.00%
Net investment income (loss) to average daily net assets(a)	2.90%	2.27%	1.96%	2.78%	4.27%
Portfolio turnover rate	24%	28%	6%	34%	52%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.01%	0.01%	0.02%	0.02%	0.03%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.00 (g)	$0.00 (g)	$0.01	$0.01	$0.01
(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of the Fund shares in relation to fluctuating market values of the investments of the Fund.
(c)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares.
(d)	The net expense ratio does not include the effect of expense reductions (Note 2).
(e)	Net expenses to average daily net assets were less than 0.01%.
(f)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(g)	Purchase premiums and redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	95

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

INTERNATIONAL EQUITY ALLOCATION FUND

	Class III Shares
	Year Ended February 28/29,
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$9.98	$10.80	$8.96	$6.17	$16.45

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.32	0.23	0.13	0.28	0.40
Net realized and unrealized gain (loss)	0.45	(0.81)	1.87	2.81	(7.20)

Total from investment operations	0.77	(0.58)	2.00	3.09	(6.80)

Less distributions to shareholders:
From net investment income	(0.32)	(0.24)	(0.16)	(0.20)	(0.39)
From net realized gains	—	—	—	(0.10)	(3.09)

Total distributions	(0.32)	(0.24)	(0.16)	(0.30)	(3.48)

Net asset value, end of period	$10.43	$9.98	$10.80	$8.96	$6.17

Total Return(b)	7.79%	(5.21)%	22.43%	50.37%	(48.63)%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,385,150	$1,166,993	$1,277,551	$1,017,731	$519,663
Net expenses to average daily net assets(c)(d)(e)	0.00%	0.00%	0.00%	0.00%	0.00%
Net investment income (loss) to average daily net assets(a)	3.26%	2.33%	1.39%	3.21%	3.46%
Portfolio turnover rate	21%	29%	13%	11%	33%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.01%	0.01%	0.01%	0.02%	0.02%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.01	$0.01	$0.00 (f)	$0.01	$0.01
(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	Net expenses to average daily net assets were less than 0.01%.
(e)	The net expense ratio does not include the effect of expense reductions (Note 2).
(f)	Purchase premiums and redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.

96	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

INTERNATIONAL OPPORTUNITIES EQUITY ALLOCATION FUND

	Class III Shares
	Year Ended February 28/29,
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$13.87	$15.23	$12.69	$9.20	$20.63

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.50	0.36	0.18	0.41	0.65
Net realized and unrealized gain (loss)	0.97	(1.35)	2.54	3.49	(9.20)

Total from investment operations	1.47	(0.99)	2.72	3.90	(8.55)

Less distributions to shareholders:
From net investment income	(0.48)	(0.37)	(0.18)	(0.41)	(0.62)
From net realized gains	—	—	—	—	(2.26)

Total distributions	(0.48)	(0.37)	(0.18)	(0.41)	(2.88)

Net asset value, end of period	$14.86	$13.87	$15.23	$12.69	$9.20

Total Return(b)	10.71%	(6.32)%	21.53%	42.22%	(46.05)%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$966,794	$810,338	$796,026	$661,103	$409,278
Net expenses to average daily net assets(c)(d)(e)	0.00%	0.00%	0.00%	0.00%	0.00%
Net investment income (loss) to average daily net assets(a)	3.59%	2.53%	1.34%	3.39%	4.12%
Portfolio turnover rate	17%	26%	14%	20%	33%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.01%	0.01%	0.02%	0.02%	0.01%
Purchase premiums and redemption fees consisted of the following per share amounts:†	—	—	—	$0.00 (f)	$0.00 (f)
(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares.
(c)	Net expenses to average daily net assets were less than 0.01%.
(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(e)	The net expense ratio does not include the effect of expense reductions (Note 2).
(f)	Purchase premiums and redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	97

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

SPECIAL SITUATIONS FUND

	Class III Shares								Class VI Shares
	Year Ended February 28/29,								Year Ended February 28/29,
	2013		2012		2011		2010	2009	2013		2012		2011		2010	2009
Net asset value, beginning of period	$26.46		$27.53		$27.47		$25.47	$21.32	$26.59		$27.63		$27.55		$25.51	$21.33

Income (loss) from investment operations:
Net investment income (loss)†	(0.09)		(0.10)		0.04		0.33	0.26	(0.07)		(0.07)		0.05		0.36	0.23
Net realized and unrealized gain (loss)	(1.11)		(0.97)		0.02	(a)	1.67	3.89	(1.12)		(0.97)		0.03	(a)	1.68	3.95

Total from investment operations	(1.20)		(1.07)		0.06		2.00	4.15	(1.19)		(1.04)		0.08		2.04	4.18

Net asset value, end of period	$25.26		$26.46		$27.53		$27.47	$25.47	$25.40		$26.59		$27.63		$27.55	$25.51

Total Return(b)	(4.54)%		(3.89)%		0.22%		7.85%	19.47%	(4.48)%		(3.76)%		0.29%		8.00%	19.60%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$31,414		$39,010		$23,299		$17,332	$20,366	$707,887		$707,879		$715,684		$347,957	$326,148
Net operating expenses to average daily net assets	0.52	%(c)(d)	0.52	%(c)(d)	0.53	%(c)(d)	0.53%	0.52%	0.43	%(c)(d)	0.43	%(c)(d)	0.43	%(c)(d)	0.44%	0.43%
Interest expense to average daily net assets	—		—		0.01%		0.03%	—	—		—		0.01%		0.03%	—
Total net expenses to average daily net assets	0.52%		0.52%		0.54%		0.56%	0.52%	0.43%		0.43%		0.44%		0.47%	0.43%
Net investment income (loss) to average daily net assets	(0.36)%		(0.37)%		0.15%		1.24%	1.20%	(0.25)%		(0.26)%		0.19%		1.35%	1.03%
Portfolio turnover rate	35%		11%		60%		15%	62%	35%		11%		60%		15%	62%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.03%		0.03%		0.04%		0.04%	0.03%	0.04%		0.03%		0.04%		0.05%	0.03%

(a)	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of the Fund shares in relation to fluctuating market values of the investments of the Fund.
(b)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	The net expense ratio does not include the effect of expense reductions (Note 2).
†	Calculated using average shares outstanding throughout the period.

98	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

STRATEGIC OPPORTUNITIES ALLOCATION FUND

	Class III Shares
	Year Ended February 28/29,
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$21.26	$20.78	$18.54	$14.37	$22.70

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.65	0.48	0.33	0.54	1.57
Net realized and unrealized gain (loss)	1.57	0.51	2.26	4.26	(7.23)

Total from investment operations	2.22	0.99	2.59	4.80	(5.66)

Less distributions to shareholders:
From net investment income	(0.75)	(0.51)	(0.35)	(0.63)	(1.61)
From net realized gains	(1.26)	—	—	—	(1.06)

Total distributions	(2.01)	(0.51)	(0.35)	(0.63)	(2.67)

Net asset value, end of period	$21.47	$21.26	$20.78	$18.54	$14.37

Total Return(b)	10.81%	4.93%	14.02%	33.44%	(26.75)%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,168,928	$2,022,555	$1,752,168	$1,851,213	$1,107,258
Net expenses to average daily net assets(c)(d)(e)	0.00%	0.00%	0.00%	0.00%	0.00%
Net investment income (loss) to average daily net assets(a)	3.01%	2.33%	1.73%	3.04%	8.05%
Portfolio turnover rate	34%	35%	36%	14%	34%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.01%	0.01%	0.01%	0.02%	0.01%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.00 (f)	—	—	$0.00 (f)	$0.01
(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	Net expenses to average daily net assets were less than 0.01%.
(e)	The net expense ratio does not include the effect of expense reductions (Note 2).
(f)	Purchase premiums and redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	99

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

U.S. EQUITY ALLOCATION FUND

	Class III Shares
	Year Ended February 28/29,
	2013	2012		2011(a)		2010(a)		2009(a)
Net asset value, beginning of period	$28.00	$25.51		$22.80		$16.55		$25.55

Income (loss) from investment operations:
Net investment income (loss)(b)†	0.64	0.51		0.43		0.40		0.45
Net realized and unrealized gain (loss)	2.95	2.71		2.73		6.05		(8.50)

Total from investment operations	3.59	3.22		3.16		6.45		(8.05)

Less distributions to shareholders:
From net investment income	(0.74)	(0.73)		(0.45)		(0.20)		(0.40)
From net realized gains	—	—		—		—		(0.55)

Total distributions	(0.74)	(0.73)		(0.45)		(0.20)		(0.95)

Net asset value, end of period	$30.85	$28.00		$25.51		$22.80		$16.55

Total Return(c)	13.02%	12.83%		14.13%		38.94%		(32.42)%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$80,484	$65,213		$95,923		$128,565		$69,415
Net expenses to average daily net assets(d)(e)	0.00%	0.00	%(f)	0.00	%(f)	0.00	%(f)	0.00	%(f)
Net investment income (loss) to average daily net assets(b)	2.19%	1.99%		1.86%		1.99%		1.94%
Portfolio turnover rate	2%	12%		7%		2%		39%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.07%	0.07%		0.06%		0.05%		0.06%
Purchase Premiums and redemption fees consisted of the following per share amounts (Note 2):†	—	—		—		$0.00	(g)	$0.00	(g)
(a)	Per share amounts were adjusted to reflect a 1:5 reverse stock split effective November 15, 2010.
(b)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(c)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares.
(d)	Net expenses to average daily net assets were less than 0.01%.
(e)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(f)	The net expense ratio does not include the effect of expense reductions (Note 2).
(g)	Purchase premiums and redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.

100	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

WORLD OPPORTUNITIES EQUITY ALLOCATION FUND

	Class III Shares
	Year Ended February 28/29,
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$19.49	$19.32	$16.74	$12.29	$21.71

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.57	0.40	0.28	0.42	0.53
Net realized and unrealized gain (loss)	1.73	0.18	2.59	4.47	(8.50)

Total from investment operations	2.30	0.58	2.87	4.89	(7.97)

Less distributions to shareholders:
From net investment income	(0.66)	(0.41)	(0.29)	(0.44)	(0.54)
From net realized gains	—	—	—	—	(0.91)

Total distributions	(0.66)	(0.41)	(0.29)	(0.44)	(1.45)

Net asset value, end of period	$21.13	$19.49	$19.32	$16.74	$12.29

Total Return(b)	11.95%	3.14%	17.19%	39.64%	(38.63)%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,531,772	$1,235,143	$1,215,043	$1,059,840	$698,525
Net expenses to average daily net assets(c)(d)(e)	0.00%	0.00%	0.00%	0.00%	0.00%
Net investment income (loss) to average daily net assets(a)	2.86%	2.11%	1.61%	2.64%	2.89%
Portfolio turnover rate	31%	27%	20%	16%	35%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.01%	0.01%	0.01%	0.02%	0.01%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	—	—	—	—	$0.00 (f)
(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	Net expenses to average daily net assets were less than 0.01%.
(e)	The net expense ratio does not include the effect of expense reductions (Note 2).
(f)	Purchase premiums and redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	101

GMO Trust Funds

Notes to Financial Statements

February 28, 2013

1.	Organization

Each of GMO Alpha Only Fund, Alternative Asset Opportunity Fund, Benchmark-Free Allocation Fund, Benchmark-Free Fund, Global Asset Allocation Fund, Global Equity Allocation Fund, International Equity Allocation Fund, International Opportunities Equity Allocation Fund, Special Situations Fund, Strategic Opportunities Allocation Fund, U.S. Equity Allocation Fund, and World Opportunities Equity Allocation Fund (each a “Fund” and collectively the “Funds”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (Funds) and to subdivide Funds into classes. The Funds are advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”).

For cash management purposes, the Funds may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

Many of the Funds invest primarily in other GMO Funds (“underlying funds”) and in the case of Alternative Asset Opportunity Fund in Alternative Asset SPC Ltd. As a result, the Funds are exposed to all of the risks of the underlying funds in which they invest. Several of the underlying funds themselves invest a substantial portion of their assets in other GMO Funds. The financial statements of the underlying funds should be read in conjunction with the Funds’ financial statements. These financial statements are available, without charge, upon request, by calling (617) 346-7646 (collect). As of February 28, 2013, shares of Alternative Asset Opportunity Fund, Benchmark-Free Fund, Implementation Fund and Special Situations Fund were not publically offered for sale.

The following table provides information about the Funds’ principal investment objectives and benchmarks (if any):

Fund Name	Benchmark	Principle Investment Objective
Alpha Only Fund	Citigroup 3-Month Treasury Bill Index	Total return greater than benchmark
Alternative Asset Opportunity Fund	Citigroup 3-Month Treasury Bill Index	Long-term total return
Benchmark-Free Allocation Fund	Not Applicable	Positive total return, not “relative” return
Benchmark-Free Fund	Not Applicable	Positive total return
Global Asset Allocation Fund	GMO Global Asset Allocation Index (65% MSCI ACWI Index, 35% Barclays U.S. Aggregate Index)	Total return greater than benchmark
Global Equity Allocation Fund	MSCI ACWI Index	Total return greater than benchmark
International Equity Allocation Fund	MSCI ACWI ex US Index	Total return greater than benchmark
International Opportunities Equity Allocation Fund	MSCI EAFE Index	Total return greater than benchmark
Special Situations Fund	Not Applicable	Capital appreciation and capital preservation
Strategic Opportunities Allocation Fund	GMO Strategic Opportunities Allocation Index (75% MSCI World Index, 25% Barclays U.S. Aggregate Index)	Total return greater than benchmark
U.S. Equity Allocation Fund	Russell 3000 Index	Total return greater than benchmark
World Opportunities Equity Allocation Fund	MSCI World Index	Total return greater than benchmark

Alternative Asset Opportunity Fund, Benchmark-Free Fund, Implementation Fund and Special Situations Fund currently limit subscriptions.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Funds in preparing these financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Funds are maintained in U.S. Dollars.

102

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

Basis of presentation and principles of consolidation: Alternative Asset Opportunity Fund and Benchmark-Free Allocation Fund

Alternative Asset Opportunity Fund and Benchmark-Free Allocation Fund include the accounts of their wholly owned investments in Alternative Asset SPC Ltd. and Implementation Fund (each a “wholly owned subsidiary”), respectively, and the accompanying financial statements have been consolidated for those accounts. The consolidated financial statements include 100% of the assets and liabilities of each wholly owned subsidiary. All interfund accounts and transactions have been eliminated in consolidation.

Portfolio valuation

Shares of the underlying funds and other open-end registered investment companies are valued at their most recent net asset value. Investments held by the Funds and underlying funds are valued as follows: Exchange-traded securities (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. If quotations are not readily available or circumstances make an existing valuation methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in pricing, and in particular fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See the table below for information about securities and derivatives that were fair valued using methods determined in good faith by or at the direction of the Trustees. The Funds and/or the underlying funds classify such securities as Level 3 (levels defined below). For the year ended February 28, 2013, the Funds did not reduce the value of any of their over-the-counter (“OTC”) derivatives contracts, if any, based on the creditworthiness of their counterparties. See Note 4 “Derivative financial instruments” for a further discussion on valuation of derivatives.

The foregoing pricing methodologies are modified for equity securities listed on foreign exchanges and that trade in securities markets that are closed prior to the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE). In those cases, the value will generally be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close. The table below shows the percentage of the net assets of the Funds, either directly or through investments in the underlying funds, that were valued using fair value inputs obtained from that independent pricing service as of February 28, 2013. These securities listed on foreign exchanges (including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE)) are classified as being valued using Level 2 inputs (levels defined below) in the table below and as described in the disclosures of the underlying funds.

Typically, the Funds and the underlying funds value debt instruments based on the most recent quoted price supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices may be available for securities held by the Funds and the underlying funds, those alternative sources are not typically part of the valuation process and do not necessarily provide greater certainty about the prices used by the Fund and the underlying funds. See the table below for information about securities for which no alternative pricing source was available. In the case of non-emerging market debt instruments with a remaining maturity of sixty days or less, the investment may be valued at amortized cost which approximates market value, if the issuer is deemed to present minimal credit risk.

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security. If an updated quote for a debt instrument is not available by the time that the Funds calculate their net asset value on any business day, the Funds will generally use a quoted price from a prior day to value that security.

103

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

As discussed above, certain of the Funds and underlying funds invest in securities and/or derivatives which may have been fair valued using methods determined in good faith by or at the direction of the Trustees, fair valued using inputs obtained from an independent pricing service or valued using prices for which no alternative pricing source was available. The net aggregate direct and/or indirect exposure to these valuation methodologies (based on each Fund’s net assets) as of February 28, 2013 is as follows:

Securities

Fund Name	Fair valued using methods determined in good faith by or at the direction of the Trustees	Fair valued using inputs obtained from an independent pricing service	Single source; no alternative pricing source was available
Alpha Only Fund	—	44.5%	—
Consolidated Alternative Asset Opportunity Fund	0.0%*	—	0.0%*
Consolidated Benchmark-Free Allocation Fund	0.2%	41.9%	0.3%
Benchmark-Free Fund	0.3%	43.4%	0.4%
Global Asset Allocation Fund	0.3%	42.0%	0.6%
Global Equity Allocation Fund	0.2%	54.1%	—
International Equity Allocation Fund	0.3%	88.7%	—
International Opportunities Equity Allocation Fund	0.0%*	93.2%	—
Special Situations Fund	—	—	—
Strategic Opportunities Allocation Fund	0.2%	44.2%	0.5%
U.S. Equity Allocation Fund	—	3.2%	—
World Opportunities Equity Allocation Fund	0.0%*	50.8%	—

*	Rounds to 0.0%.

Derivatives

Fund Name	Futures contracts fair valued using inputs obtained from an independent pricing service	Swap agreements fair valued using inputs obtained from an independent pricing service		Options fair valued using inputs obtained from an independent pricing service
Alpha Only Fund	(1.0)%	0.1%		—
Consolidated Alternative Asset Opportunity Fund	0.8%	—		—
Consolidated Benchmark-Free Allocation Fund	(0.2)%	0.0	%*	(0.1)%
Benchmark-Free Fund	(0.1)%	0.0	%*	(0.1)%
Global Asset Allocation Fund	(0.1)%	0.0	%*	(0.1)%
Global Equity Allocation Fund	0.0%*	0.0	%*	—
International Equity Allocation Fund	0.1%	0.0	%*	—
International Opportunities Equity Allocation Fund	0.1%	0.0	%*	—
Special Situations Fund	—	0.8%		—
Strategic Opportunities Allocation Fund	0.0%*	0.0	%*	(0.1)%
U.S. Equity Allocation Fund	—	—		—
World Opportunities Equity Allocation Fund	0.1%	0.0	%*	—

*	Rounds to 0.0%.

104

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

U.S. GAAP requires the Funds to disclose the fair value of their investments in a three-level hierarchy (Levels 1, 2 and 3). The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Funds’ investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the fair value hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between levels.

U.S. GAAP requires additional disclosures about fair value measurements for material Level 3 securities and derivatives, if any (determined by each category of asset or liability as compared to a Fund’s total net assets separately identified in the “Valuation Inputs” table below). At February 28, 2013, there were no direct material Level 3 classes of investments or derivatives with significant unobservable inputs subject to this additional disclosure.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities, certain U.S. government obligations with a remaining maturity of greater than 60 days, derivatives actively traded on a national securities exchange (such as some futures and options), and shares of open-end mutual funds (even if their investments are valued using Level 2 or Level 3 inputs).

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

The types of assets and liabilities categorized in Level 2 generally include debt securities such as U.S. government securities with a remaining maturity of less than 60 days valued at amortized cost; certain U.S. government agency securities, mortgage-backed securities, asset-backed securities, certain sovereign debt obligations, and corporate bonds valued using broker quotes; certain OTC derivatives such as swaps, options, swaptions, and forward currency contracts valued using industry standard models; certain restricted securities valued at the most recent available market or quoted price; and certain foreign equity securities that are adjusted based on inputs from an independent pricing service approved by the Trustees, including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE) to reflect estimated valuation changes through the NYSE close.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

The types of assets and liabilities categorized in Level 3 generally include, but are not limited to, certain debt securities (such as asset-back mortgage-backed, loans and sovereign debt) even though they are valued using broker quotes; certain debt securities and derivatives adjusted by a specified discount for liquidity or other considerations; certain derivatives valued using third party valuation services; securities whose trading has been suspended or that have been de-listed from their current primary trading exchange valued at the most recent available market or quoted price; securities in default or bankruptcy proceedings for which there is no current market quotation valued at the most recent available market or quoted price; potential litigation recoveries and interests related to bankruptcy proceedings valued at zero; and third-party investment funds where valuations are provided by fund sponsors and which are adjusted for liquidity considerations as well as the timing of the receipt of information.

The following is a summary of the respective levels assigned to the Funds’ direct securities and derivatives, if any, as of February 28, 2013:

Valuation Inputs as of February 28, 2013

Description	Level 1	Level 2	Level 3	Total
Alpha Only Fund
Asset Valuation Inputs
Mutual Funds
United States	$3,178,246,867	$—	$—	$3,178,246,867

TOTAL MUTUAL FUNDS	3,178,246,867	—	—	3,178,246,867

Investment Funds
United States	69,443,691	—	—	69,443,691

TOTAL INVESTMENT FUNDS	69,443,691	—	—	69,443,691

Short-Term Investments	26,865,715	—	—	26,865,715

Total Investments	3,274,556,273	—	—	3,274,556,273

105

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

Description	Level 1	Level 2	Level 3	Total
Alpha Only Fund (continued)
Asset Valuation Inputs (continued)
Derivatives*
Forward Currency Contracts
Foreign currency risk	$—	$9,034,242	$—	$9,034,242
Futures Contracts
Equity risk	—	633,609	—	633,609
Swap Agreements
Equity risk	—	3,119,863	—	3,119,863

Total	$3,274,556,273	$12,787,714	$—	$3,287,343,987

Liability Valuation Inputs
Derivatives*
Forward Currency Contracts
Foreign currency risk	$—	$(1,436,912)	$—	$(1,436,912)
Futures Contracts
Equity risk	(108,146,457)	(36,753,339)	—	(144,899,796)
Swap Agreements
Equity risk	—	(1,397,573)	—	(1,397,573)

Total	$(108,146,457)	$(39,587,824)	$—	$(147,734,281)

Consolidated Alternative Asset Opportunity Fund
Asset Valuation Inputs
Debt Obligations	$—	$7,877,542	$—	$7,877,542
Mutual Funds	619,583,926	—	—	619,583,926

Short-Term Investments	300,583,522	8,399,746	—	308,983,268

Total Investments	920,167,448	16,277,288	—	936,444,736

Derivatives*
Forward Currency Contracts
Foreign currency risk	—	5,746,285	—	5,746,285
Futures Contracts
Physical commodity contract risk	6,892,690	—	—	6,892,690
Equity risk	1,247,832	10,839,148	—	12,086,980

Total	928,307,970	32,862,721	—	961,170,691

Liability Valuation Inputs
Derivatives*
Forward Currency Contracts
Foreign currency risk	$—	$(1,844,616)	$—	$(1,844,616)
Futures Contracts
Physical commodity contract risk	(2,692,547)	—	—	(2,692,547)
Equity risk	(741,758)	(3,091,740)	—	(3,833,498)
Interest rate risk	(174,888)	—	—	(174,888)

Total	$(3,609,193)	$(4,936,356)	$—	$(8,545,549)

106

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

Description	Level 1	Level 2	Level 3	Total
Consolidated Benchmark-Free Allocation Fund
Asset Valuation Inputs
Mutual Funds
United States	$2,155,008,211	$—	$—	$2,155,008,211

Investment Funds
Thailand	—	93,772	—	93,772
United States	7,445,169	—	—	7,445,169

Debt Obligations
Canada	—	—	4,156,599	4,156,599
United States	—	—	5,380,308	5,380,308

TOTAL DEBT OBLIGATIONS	—	—	9,536,907	9,536,907

Common Stocks
Australia	—	53,171,280	—	53,171,280
Austria	—	5,179,590	—	5,179,590
Belgium	—	19,902,023	—	19,902,023
Brazil	30,214,867	—	—	30,214,867
Canada	27,828,469	—	—	27,828,469
Chile	404,804	—	—	404,804
China	2,703,493	86,407,674	—	89,111,167
Czech Republic	—	5,730,954	—	5,730,954
Denmark	—	11,093,951	—	11,093,951
Egypt	—	2,656,875	—	2,656,875
Finland	—	6,521,539	—	6,521,539
France	—	115,716,447	—	115,716,447
Germany	—	63,205,391	—	63,205,391
Greece	—	2,562,021	—	2,562,021
Hong Kong	1,608,055	13,313,596	—	14,921,651
Hungary	—	919,816	—	919,816
India	5,578,367	12,227,487	1,107,369	18,913,223
Indonesia	915,876	25,424,654	—	26,340,530
Ireland	—	4,497,092	—	4,497,092
Israel	—	1,093,371	—	1,093,371
Italy	—	44,431,191	—	44,431,191
Japan	—	232,897,598	—	232,897,598
Kazakhstan	—	682,770	—	682,770
Malaysia	—	1,431,176	—	1,431,176
Mexico	15,265,774	—	—	15,265,774
Netherlands	—	23,589,035	93,629	23,682,664
New Zealand	—	4,773,691	—	4,773,691
Nigeria	—	63,018	—	63,018
Norway	—	3,080,282	—	3,080,282
Peru	4,488,920	—	—	4,488,920
Philippines	592,205	6,895,309	—	7,487,514
Poland	—	8,972,654	—	8,972,654
Portugal	—	2,690,918	—	2,690,918
Russia	—	54,183,553	—	54,183,553
Singapore	—	14,743,269	—	14,743,269
South Africa	766,616	11,292,332	—	12,058,948
South Korea	2,507,189	49,069,736	—	51,576,925
Spain	—	61,363,485	—	61,363,485
Sweden	—	7,662,010	—	7,662,010
Switzerland	—	54,952,827	—	54,952,827
Taiwan	1,719,271	19,960,881	—	21,680,152

107

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

Description	Level 1	Level 2	Level 3	Total
Consolidated Benchmark-Free Allocation Fund (continued)
Asset Valuation Inputs (continued)
Thailand	$—	$18,323,307	$1,300,860	$19,624,167
Turkey	—	11,102,244	—	11,102,244
United Kingdom	—	223,282,635	—	223,282,635
United States	767,348,515	—	—	767,348,515

TOTAL COMMON STOCKS	861,942,421	1,285,067,682	2,501,858	2,149,511,961

Preferred Stocks
Brazil	33,475,582	—	—	33,475,582
Germany	—	7,255,505	—	7,255,505
Russia	—	4,735,736	—	4,735,736
South Korea	—	293,871	—	293,871

TOTAL PREFERRED STOCKS	33,475,582	12,285,112	—	45,760,694

Rights/warrants
Brazil	0	—	—	0 **

Short-Term Investments	205,784,926	114,976,449	—	320,761,375

Total Investments	3,263,656,309	1,412,423,015	12,038,765	4,688,118,089

Derivatives*
Forward Currency Contracts
Foreign currency risk	—	13,193,103	—	13,193,103
Futures Contracts
Equity risk	—	185,889	—	185,889
Swap Agreements
Equity risk	—	1,052,432	—	1,052,432

Total	$3,263,656,309	$1,426,854,439	$12,038,765	$4,702,549,513

Liability Valuation Inputs
Derivatives*
Forward Currency Contracts
Foreign currency risk	$—	$(2,653,038)	$—	$(2,653,038)
Futures Contracts
Equity risk	(614,478)	(1,343,249)	—	(1,957,727)
Written Options
Equity risk	(997,889)	(1,695,169)	—	(2,693,058)

Total	$(1,612,367)	$(5,691,456)	$—	$(7,303,823)

Benchmark-Free Fund
Asset Valuation Inputs
Mutual Funds	$3,941,522,852	$—	$—	$3,941,522,852

Short-Term Investments	27,494	—	—	27,494

Total Investments	3,941,550,346	—	—	3,941,550,346

Total	$3,941,550,346	$—	$—	$3,941,550,346

108

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

Description	Level 1	Level 2	Level 3	Total
Global Asset Allocation Fund
Asset Valuation Inputs
Debt Obligations
Asset-Backed Securities	$—	$325,811	$21,136,349	$21,462,160
U.S. Government Agency	—	—	22,304	22,304

TOTAL DEBT OBLIGATIONS	—	325,811	21,158,653	21,484,464

Mutual Funds	4,742,707,181	3,289	—	4,742,710,470

Short-Term Investments	662,306	—	—	662,306

Total Investments	4,743,369,487	329,100	21,158,653	4,764,857,240

Total	$4,743,369,487	$329,100	$21,158,653	$4,764,857,240

Global Equity Allocation Fund
Asset Valuation Inputs
Mutual Funds	$2,220,697,061	$154	$—	$2,220,697,215
Private Investment Fund	—	30	—	30

Short-Term Investments	18,603	—	—	18,603

Total Investments	2,220,715,664	184	—	2,220,715,848

Total	$2,220,715,664	$184	$—	$2,220,715,848

International Equity Allocation Fund
Asset Valuation Inputs
Mutual Funds	$1,385,174,350	$—	$—	$1,385,174,350
Short-Term Investments	19,990	—	—	19,990

Total Investments	1,385,194,340	—	—	1,385,194,340

Total	$1,385,194,340	$—	$—	$1,385,194,340

International Opportunities Equity Allocation Fund
Asset Valuation Inputs
Mutual Funds	$966,791,321	$—	$—	$966,791,321
Short-Term Investments	33,355	—	—	33,355

Total Investments	966,824,676	—	—	966,824,676

Total	$966,824,676	$—	$—	$966,824,676

Special Situations Fund
Asset Valuation Inputs
Debt Obligations
Asset-Backed Securities	$—	$—	$17,233,071	$17,233,071
Bank Loans	—	—	19,932,835	19,932,835

TOTAL DEBT OBLIGATIONS	—	—	37,165,906	37,165,906

Mutual Funds	642,686,692	—	—	642,686,692

Short-Term Investments	54,596,792	—	—	54,596,792

Total Investments	697,283,484	—	37,165,906	734,449,390

109

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

Description	Level 1	Level 2	Level 3	Total
Special Situations Fund (continued)
Asset Valuation Inputs (continued)
Derivatives*
Forward Currency Contracts
Foreign currency risk	$—	$3,080,262	$—	$3,080,262
Swap Agreements
Equity risk	—	10,240,984	—	10,240,984

Total	$697,283,484	$13,321,246	$37,165,906	$747,770,636

Liability Valuation Inputs
Derivatives*
Forward Currency Contracts
Foreign currency risk	$—	$(229,312)	$—	$(229,312)
Swap Agreements
Equity risk	—	(1,668,076)	—	(1,668,076)
Interest rate risk	—	(2,249,464)	—	(2,249,464)

Total	$—	$(4,146,852)	$—	$(4,146,852)

Strategic Opportunities Allocation Fund
Asset Valuation Inputs
Mutual Funds	$2,160,121,763	$—	$—	$2,160,121,763
Debt Obligations
Asset-Backed Securities	—	—	8,853,321	8,853,321

TOTAL DEBT OBLIGATIONS	—	—	8,853,321	8,853,321

Short-Term Investments	177,854	—	—	177,854

Total Investments	2,160,299,617	—	8,853,321	2,169,152,938

Total	$2,160,299,617	$—	$8,853,321	$2,169,152,938

U.S. Equity Allocation Fund
Asset Valuation Inputs
Mutual Funds	$80,484,133	$—	$—	$80,484,133
Short-Term Investments	14,990	—	—	14,990

Total Investments	80,499,123	—	—	80,499,123

Total	$80,499,123	$—	$—	$80,499,123

World Opportunities Equity Allocation Fund
Asset Valuation Inputs
Mutual Funds	$1,531,789,743	$—	$—	$1,531,789,743
Short-Term Investments	17,123	—	—	17,123

Total Investments	1,531,806,866	—	—	1,531,806,866

Total	$1,531,806,866	$—	$—	$1,531,806,866

The risks referenced in the tables above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

*	The tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Funds’ net asset values than the uncertainties surrounding inputs for a non-derivative security with the same market value.

**	Represents the interest in securities that were determined to have a value of zero at February 28, 2013.

110

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

The underlying funds held at year end are classified above as Level 1 or Level 2. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ Notes to Financial Statements.

For all Funds, for the year ended February 28, 2013, there were no material transfers between Level 1 and Level 2.

The following is a reconciliation of securities and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 29, 2012	Purchases	Sales		Accrued Discounts/ Premiums	Total Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3*		Transfer out of Level 3*	Balances as of February 28, 2013	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of February 28, 2013
Consolidated Benchmark-Free Allocation Fund
Common Stock
India	$—	$1,727,941	$(392,127)		$—	$(35,380)	$(193,065)	$—		$—	$1,107,369	$(193,065)
Netherlands	—	161,230	(25,478)		—	(16,544)	(25,579)	—		—	93,629	(25,579)
Thailand	—	1,267,960	(238,232)		—	31,585	239,547	—		—	1,300,860	239,547
Debt Obligations
Asset-Backed Securities
Canada	—	4,128,267	—		7,038	—	21,294	—		—	4,156,599	21,294
United States	15,994	624,058	(163,964)		6,934	—	(85,923)	—		—	397,099	(232,981)
Bank Loans
United States	—	4,979,440	(64,495)		4,459	1,043	62,762	—		—	4,983,209	62,762

Total	$15,994	$12,888,896	$(884,296)		$18,431	$(19,296)	$19,036	$—		$—	$12,038,765	$(128,022)

Global Asset Allocation Fund
Debt Obligations
Asset-Backed Securities	$27,436,545	$—	$(10,898,275)		$2,408,992	$179,277	$1,157,805	$852,005	**	$—	$21,136,349	$1,801,520
U.S. Government Agency	36,895	—	(14,976)		525	—	(140)	—		—	22,304	(140)

Total	$27,473,440	$—	$(10,913,251	)#	$2,409,517	$179,277	$1,157,665	$852,005		$—	$21,158,653	$1,801,380

Special Situations Fund
Debt Obligations
Asset-Backed Securities	$3,543,487	$16,513,070	$(3,048,247)		$137,805	$—	$86,956	$—		$—	$17,233,071	$89,984
Bank Loans	—	19,917,760	(257,979)		22,007	—	251,047	—		—	19,932,835	251,047

Total	$3,543,487	$36,430,830	$(3,306,226	)##	$159,812	$—	$338,003	$—		$—	$37,165,906	$341,031

Strategic Opportunities Allocation Fund
Debt Obligations
Asset-Backed Securities	$10,503,867	$—	$(3,036,803)		$920,466	$34,194	$431,597	$—		$—	$8,853,321	$669,987

Total	$10,503,867	$—	$(3,036,803	)###	$920,466	$34,194	$431,597	$—		$—	$8,853,321	$669,987

*	The Funds account for securities and derivatives, if any, transferred into and out of Level 3 at the value at the end of the year.
**	Financial assets transferred between Level 2 and Level 3 were due to a change in observable and/or unobservable inputs.
#	Includes $9,000,244 of proceeds received from paydowns.
##	Includes $3,256,063 of proceeds received from paydowns.
###	Includes $2,350,623 of proceeds received from paydowns.

111

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

The net aggregate direct and/or indirect exposure to investments in securities and derivative financial instruments using Level 3 inputs (based on the Funds’ net assets) as of February 28, 2013 were as follows:

Fund Name	Level 3 securities	Level 3 derivatives
Alpha Only Fund	—	—
Consolidated Alternative Asset Opportunity Fund	0.3%	—
Consolidated Benchmark-Free Allocation Fund	5.8%	(0.1)%
Benchmark-Free Fund	5.4%	(0.1)%
Global Asset Allocation Fund	5.7%	(0.1)%
Global Equity Allocation Fund	0.2%	—
International Equity Allocation Fund	0.3%	—
International Opportunities Equity Allocation Fund	0.0%*	—
Special Situations Fund	5.0%	—
Strategic Opportunities Allocation Fund	6.1%	(0.1)%
U.S. Equity Allocation Fund	—	—
World Opportunities Equity Allocation Fund	0.0%*	—

*	Rounds to 0.0%.

Cash

Cash and Foreign Currency, if any, on the Statements of Assets and Liabilities, consists of cash balances held with the custodian.

Due to/from broker

Due to/from broker in the Statements of Assets and Liabilities includes collateral on swap agreements, futures contracts, option contracts and forward currency contracts, if any.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. Dollars at the close of regular trading on the NYSE, generally at 4:00 pm Boston time. Income and expenses denominated in foreign currencies are typically translated into U.S. Dollars at the close of regular trading on the NYSE. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Loan agreements and participations

The Funds may invest in loans to corporate, governmental or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans. A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, (i) a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the party from whom the Fund has purchased the participation and only upon receipt by that party of payments from the borrower and (ii) a Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement or to vote on matters arising under the loan agreement. Thus, a Fund may be subject to credit risk both of the party from whom it purchased the loan participation and the borrower and that Fund may have minimal control over the terms of any loan modification. When a Fund purchases assignments of loans, it acquires direct rights against the borrower. Loan agreements outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Repurchase agreements

The Funds may enter into repurchase agreements. Under a repurchase agreement a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. That Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired is required by contract to be marked to market daily and additional collateral is required to be transferred so that the market value is at least equal to the amount owed to that Fund by the seller. If the seller in a repurchase agreement transaction defaults or enters into insolvency proceedings and/or the value of the securities subject to the

112

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

repurchase agreement is insufficient, that Fund’s recovery of cash from the seller may be delayed and, even if that Fund is able to dispose of the securities, the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. Repurchase agreements outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Reverse repurchase agreements

The Funds may enter into reverse repurchase agreements. Under a reverse repurchase agreement a Fund sells portfolio assets subject to an agreement by that Fund to repurchase the same assets at an agreed upon price and date. A Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes that Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result may realize a loss on the transaction if the securities it sold are worth more than the purchase price it originally received from the buyer. Reverse repurchase agreements outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Inflation-indexed bonds

The Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that reflects inflation in the principal value of the bond. Most other issuers pay out any inflation related accruals as part of a semiannual coupon.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. There can be no assurance, however, that the value of inflation-indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by a Fund from inflation-indexed bonds are included in the Funds’ gross income for the period in which they accrue. In addition, any increase or decrease in the principal amount of an inflation-indexed bond will increase or decrease taxable ordinary income to the Fund, even though principal is not paid until maturity. Inflation-indexed bonds outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Taxes and distributions

Each Fund, except Alternative Asset Opportunity Fund and Special Situations Fund (see below), intends to qualify each tax year as a regulated investment company (each a “RIC Fund”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Each RIC Fund intends to distribute substantially all of its net investment income and all of its net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, each RIC Fund makes no provision for U.S. federal income or excise taxes. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country’s tax treaty with the United States. The foreign withholding rates applicable to each RIC Fund’s investments in certain jurisdictions may be higher if a significant portion of each RIC Fund is held by non-U.S. shareholders.

Alternative Asset Opportunity Fund and Special Situations Fund (each a “Partnership Fund”) have each elected to be treated as a partnership for U.S. federal income tax purposes and each shareholder is responsible for their tax liabilities, if any, related to their allocable share of Partnership Fund taxable income, gains, losses, deductions, credits and items of tax preference. The Partnership Funds’ activities do not generally constitute those of a U.S. trade or business. Accordingly, the Partnership Funds are generally not subject to U.S. federal, state and/or other income-based U.S. taxes (other than certain withholding taxes). Dividends and other income may be subject to withholding or similar taxes imposed by the country in which such dividends or other income originate.

Implementation Fund is disregarded as an entity separate from its sole shareholder, GMO Benchmark-Free Allocation Fund (“BFAF”) for U.S. federal income tax purposes. BFAF will be treated as owning Implementation Fund’s assets directly for U.S. federal income tax purposes. As such, any income, gain, loss, deduction or other tax items arising in respect of Implementation Fund’s assets will be treated as if they are realized or incurred, as applicable, directly by BFAF. Alternative Asset SPC, Ltd is a wholly owned subsidiary of Alternative Asset Opportunity Fund and has elected to be treated as a (non-U.S.) corporation for U.S. federal income tax purposes.

Foreign taxes paid by each RIC Fund may be treated, to the extent permissible under the Code and if that RIC Fund so elects, as if paid by U.S. Shareholders of that RIC Fund.

Each RIC Fund’s policy is to declare and pay distributions of its net investment income, if any, semi-annually. Each RIC Fund also intends to distribute net realized short-term and long-term capital gains, if any, at least annually. Typically all distributions are reinvested in additional shares of each RIC Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by each RIC Fund on the ex-dividend date.

Because each Partnership Fund has elected to be treated as a partnership for U.S. federal income tax purposes, it is not required to make distributions to its shareholders. It is the policy of each Partnership Fund to declare and pay non-redeeming distributions in the sole discretion of

113

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

the Trustees (or their delegates). Distributions made by each Partnership Fund, if any, other than distributions made in partial or complete redemption of shareholders’ interests in the Partnership Fund, are reported in each Partnership Fund’s Statements of Changes in Net Assets as Partnership Fund distributions to shareholders.

Each Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. Taxes related to capital gains realized during the year ended February 28, 2013, if any, are reflected as part of Net realized gain (loss) in the Statements of Operations. Changes in tax liabilities related to capital gain taxes on unrealized investment gains, if any, are reflected as part of Change in net unrealized appreciation (depreciation) in the Statements of Operations. Transaction-based charges are generally calculated as a percentage of the transaction amount.

Income and capital gain distributions for each RIC Fund are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will likely reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences for the RIC Funds primarily relate to reasons described in the following table:

Differences related to:	Alpha Only Fund	Consolidated Benchmark-Free Allocation Fund	Benchmark-Free Fund	Global Asset Allocation Fund	Global Equity Allocation Fund	International Equity Allocation Fund	International Opportunities Equity Allocation Fund	Strategic Opportunities Allocation Fund	U.S. Equity Allocation Fund	World Opportunities Equity Allocation Fund
Capital loss carry forwards	X	X		X		X	X	X	X	X
Derivative contract transactions	X	X
Foreign currency transactions	X	X
Late-year ordinary losses	X		X	X				X
Losses on wash sale transactions	X	X		X	X	X	X	X	X	X
Mutual fund distributions received	X		X	X	X			X	X	X
Partnership interest tax allocations		X	X	X				X
Passive foreign investment company transactions		X
Post-October capital losses	X		X				X		X	X

114

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

The tax character of distributions declared by the RIC Funds to shareholders is as follows:

	Tax year ended February 28, 2013			Tax year ended February 29, 2012

Fund Name	Ordinary income (including any net short-term capital gain) ($)	Net Long-Term Capital Gain ($)	Total Distributions ($)	Ordinary Income (including any net short-term capital gain) ($)	Net Long-Term Capital Gain ($)	Total Distributions ($)
Alpha Only Fund	7,530,551	—	7,530,551	30,007,435	—	30,007,435
Benchmark-Free Allocation Fund	20,512,538	—	20,512,538	25,942,914	—	25,942,914
Benchmark-Free Fund	141,807,717	83,016,129	224,823,846	77,548,829	—	77,548,829
Global Asset Allocation Fund	121,313,693	—	121,313,693	89,010,372	—	89,010,372
Global Equity Allocation Fund	71,312,813	99,821,737	171,134,550	36,682,745	18,119,720	54,802,465
International Equity Allocation Fund	41,622,218	—	41,622,218	26,968,201	—	26,968,201
International Opportunities Equity Allocation Fund	30,450,064	—	30,450,064	19,881,308	—	19,881,308
Strategic Opportunities Allocation Fund	68,754,788	116,148,176	184,902,964	47,504,568	—	47,504,568
U.S. Equity Allocation Fund	1,901,866	—	1,901,866	2,200,232	—	2,200,232
World Opportunities Equity Allocation Fund	46,343,171	—	46,343,171	25,283,398	—	25,283,398

Distributions in excess of a RIC Fund’s tax basis earnings and profits, if significant, are reported in the financial statements as a return of capital.

As of February 28, 2013, the components of distributable earnings on a tax basis and other tax attributes for the RIC Funds consisted of the following:

Fund Name	Undistributed Ordinary Income (including any Net Short-Term capital gain) ($)	Undistributed Net Long-Term Capital Gain ($)	Late-Year Ordinary Loss Deferral ($)	Capital loss carryforwards ($)	Post-October Capital Losses ($)
Alpha Only Fund	4,112,381	—	(2,528,939)	(964,774,414)	(140,730,688)
Benchmark-Free Allocation Fund	65,655,498	3,401,392	—	(44,646,642)	—
Benchmark-Free Fund	—	46,015,417	(4,053,854)	—	(2,394,335)
Global Asset Allocation Fund	—	—	(4,115,924)	(28,892,170)	—
Global Equity Allocation Fund	5,174,688	31,281,685	(4,424)	—	—
International Equity Allocation Fund	2,251,991	726,946	(2,478)	—	—
International Opportunities Equity Allocation Fund	—	—	(1,799)	(119,581,463)	—
Strategic Opportunities Allocation Fund	—	28,314,897	(1,159,543)	—	—
U.S. Equity Allocation Fund	357,253	—	(121)	(3,060,356)	—
World Opportunities Equity Allocation Fund	—	—	(2,672)	(49,490,012)	—

115

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

As of February 28, 2013, the RIC Funds listed below had capital loss carryforwards available to offset future realized gains, if any, to the extent permitted by the Code. Net capital losses recognized in taxable years beginning on or after March 1, 2011 are carried forward without expiration and generally retain their short-term and/or long-term tax character, as applicable. In addition, such losses should be utilized prior to losses scheduled to expire on or before February 28, 2019. As a result of this ordering rule, losses that are subject to expiration may expire unused. Utilization of the capital loss carryforwards, post-October capital losses, and losses realized subsequent to February 28, 2013, if any, could be subject to further limitations imposed by the Code related to share ownership activity. The RIC Funds’ capital loss carryforwards are as follows:

	Short-Term ($)				Total Short-Term ($)	Long-Term ($)

Fund Name	Expiration Date 2/28/2017	Expiration Date 2/28/2018	Expiration Date 2/28/2019	No Expiration Date		No Expiration Date
Alpha Only Fund	—	(652,138,061)	(309,022,361)	(3,613,992)	(964,774,414)	—
Benchmark-Free Allocation Fund	—	(37,205,535)	(7,441,107)	—	(44,646,642)	—
Benchmark-Free Fund	—	—	—	—	—	—
Global Asset Allocation Fund	—	—	(28,892,170)	—	(28,892,170)	—
Global Equity Allocation Fund	—	—	—	—	—	—
International Equity Allocation Fund	—	—	—	—	—	—
International Opportunities Equity Allocation Fund	—	(39,084,586)	(22,515,333)	(1,072,169)	(62,672,088)	(56,909,375)
Strategic Opportunities Allocation Fund	—	—	—	—	—	—
U.S. Equity Allocation Fund	(1,592,763)	(176,824)	(1,290,769)	—	(3,060,356)	—
World Opportunities Equity Allocation Fund	—	(15,834,733)	(33,655,279)	—	(49,490,012)	—

As of February 28, 2013, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Fund Name	Aggregate Cost ($)	Gross Unrealized Appreciation ($)	Gross Unrealized (Depreciation) ($)	Net Unrealized Appreciation (Depreciation) ($)
Alpha Only Fund	3,199,469,756	92,294,720	(17,208,203)	75,086,517
Consolidated Alternative Asset Opportunity Fund	944,540,864	2,238,318	(10,334,446)	(8,096,128)
Benchmark-Free Allocation Fund	4,568,179,621	184,646,771	(64,708,303)	119,938,468
Benchmark-Free Fund	3,758,690,707	248,766,129	(65,906,490)	182,859,639
Global Asset Allocation Fund	4,777,008,489	38,142,291	(50,293,540)	(12,151,249)
Global Equity Allocation Fund	2,145,847,990	107,476,452	(32,608,594)	74,867,858
International Equity Allocation Fund	1,383,201,570	13,585,137	(11,592,367)	1,992,770
International Opportunities Equity Allocation Fund	1,063,780,095	97,026,629	(193,982,048)	(96,955,419)
Special Situations Fund	734,173,258	384,356	(108,224)	276,132
Strategic Opportunities Allocation Fund	2,060,704,386	113,670,657	(5,222,105)	108,448,552
U.S. Equity Allocation Fund	66,296,571	14,207,633	(5,081)	14,202,552
World Opportunities Equity Allocation Fund	1,477,034,249	58,153,753	(3,381,136)	54,772,617

The Funds are subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. United States and non-U.S. tax rules (including the interpretation and application of tax laws) are subject to change. The Funds file tax returns and/or adopt certain tax positions in various jurisdictions. Non-U.S. taxes are provided for based on the Funds’ understanding of the prevailing tax rules of the non-U.S. markets in which they invest. Recently enacted tax rules, including interpretations of tax laws (e.g., regulations pertaining to the U.S. Foreign Account Tax Compliance Act) and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Funds and their investors are taxed prospectively and/or retroactively. Prior to the

116

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

expiration of the relevant statutes of limitations, if any, the Funds are subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns they have filed and the tax positions they have adopted. The Funds’ U.S. federal income tax returns are generally subject to examination by the Internal Revenue Service for a period of three years after they are filed. State, local and/or non-U.S. tax returns and/or other filings may be subject to examination for different periods, depending upon the tax rules of each applicable jurisdiction.

Security transactions and related investment income

Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Funds’ policy is that security transactions are generally accounted for on the following business day. The Manager may override that policy and a Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when a Fund is informed of the ex-dividend date. Income dividends and capital gain distributions from the underlying funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation-indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or investment loss. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Funds use the identified cost basis.

Expenses

Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses and realized and unrealized gains and losses are allocated among the classes of shares of the Funds, if applicable, based on the relative net assets of each class. Shareholder service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. In addition, the Funds may incur fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have different expense and fee levels and the Funds may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by a Fund will vary (See Note 5).

State Street Bank and Trust Company (“State Street”) serves as the Funds’ custodian, fund accounting agent and transfer agent for all Funds except Alpha Only Fund. For Alpha Only Fund, Brown Brothers Harriman & Co. (“BBH”) serves as the custodian and fund accounting agent and State Street serves as the transfer agent. Prior to December 31, 2012, State Street’s fees may have been reduced by an earnings allowance calculated on the average daily cash balances each Fund maintains with State Street. Prior to December 31, 2012, each Fund received the benefit of any earnings allowance. Earnings allowances received prior to December 31, 2012 are reported as a reduction of expenses in the Statements of Operations. Effective January 1, 2013, any cash balances maintained at State Street are held in a Demand Deposit Account and interest income earned, if any, is shown as interest income in the Statements of Operations.

Purchases and redemptions of Fund shares

Purchase premiums and redemption fees (if applicable) are paid to and retained by a Fund to help offset estimated portfolio transaction costs and other related costs (e.g., bid to ask spreads, stamp duties, and transfer fees) incurred by the Fund (directly or indirectly through investments in underlying Funds) as a result of the purchase or redemption by allocating estimated transaction costs to the purchasing or redeeming shareholder. Such fees are recorded as a component of the Funds’ net share transactions. A Fund may impose a new purchase premium and/or redemption fee or modify an existing fee at any time.

Each of the Funds may charge purchase premiums and redemption fees. Purchase premiums and redemption fees for the Funds are typically reassessed annually based on the weighted average of (i) the estimated transaction costs for directly held assets and (ii) the purchase premiums and/or redemption fees, if any, imposed by the underlying funds in which the Funds invest, provided that, if that weighted average is less than 0.05%, the Funds usually will not charge a purchase premium or redemption fee.

Purchase premiums are not charged on reinvestments of distributions. Redemption fees apply to all shares of a Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions). If the Manager determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, it ordinarily will waive or reduce the purchase premium or redemption fee with respect to that portion. The Manager also may waive or reduce the purchase premium or redemption fee relating to a cash purchase or redemption of a Fund’s shares if the Fund will not incur transaction costs or will incur reduced transaction costs.

The Manager will waive or reduce the purchase premium when securities are used to purchase a Fund’s shares except to the extent that the Fund incurs transaction costs (e.g., stamp duties or transfer fees) in connection with its acquisition of those securities. The Funds may waive or reduce redemption fees when they use portfolio securities to redeem their shares. However, when a substantial portion of a Fund is being redeemed in-kind, the Fund may nonetheless charge a redemption fee equal to known or estimated costs.

117

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

Purchase premiums or redemption fees generally will not be waived for purchases and redemptions of Fund shares executed through brokers or agents, including, without limitation, intermediary platforms that are allowed pursuant to agreements with the Trust to transmit orders for purchases and redemptions the day after those orders are received.

The Manager may consider known cash flows out of or into underlying funds when placing orders for the cash purchase or redemption of underlying fund shares by accounts over which the Manager has investment discretion, including the Funds and other pooled investment vehicles. Consequently, those accounts will tend to benefit more from waivers of the underlying funds’ purchase premiums and redemption fees than other underlying fund shareholders.

As of February 28, 2013, the premium on cash purchases and the fee on cash redemptions were as follows:

	Alpha Only	Alternative Asset Opportunity Fund	Benchmark Free Allocation Fund(1)	Benchmark-Free Fund(2)	Global Asset Allocation Fund	Global Equity Allocation Fund(3)	International Equity Allocation Fund	International Opportunities Equity Allocation Fund	Special Situations Fund	Strategic Oppor- tunities Allocation Fund(4)	U.S. Equity Allocation Fund	World Oppor- tunities Equity Allocation Fund
Purchase Premium	—	—	0.12%	0.13%	0.10%	0.12%	0.21%	—	—	0.07%	—	—
Redemption Fee	—	—	0.12%	0.13%	0.10%	0.12%	0.21%	—	—	0.07%	—	—

(1)	Prior to June 30, 2012, the premium on cash purchases and the fee on cash redemptions of Fund Shares were each 0.09% of the amount invested or redeemed.
(2)	Prior to June 30, 2012, the premium on cash purchases and the fee on cash redemptions of Fund Shares were each 0.09% of the amount invested or redeemed.
(3)	Prior to June 30, 2012, the premium on cash purchases and the fee on cash redemptions of Fund Shares were each 0.13% of the amount invested or redeemed.
(4)	Prior to December 31, 2013, there were no premiums on cash purchases or fees on cash redemptions for amounts invested or redeemed.

Other matters

Funds which hold Special Purpose Holding Fund (“SPHF”)

SPHF, an investment of some of the Funds, has litigation pending against various entities related to the 2002 fraud and related default of securities previously held by SPHF. In March 2013, SPHF entered in to a settlement agreement with Credit Suisse Securities (USA) LLC in connection with the NPF securities offering. See Note 11 “Subsequent events” for more information. During the year ended February 28, 2013, the Funds received no distributions from SPHF in connection with the defaulted securities or the related litigation.

Recently-issued accounting guidance

In December 2011, the Financial Accounting Standards Board issued “Disclosures about Offsetting Assets and Liabilities”. The pronouncement creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statements of Assets and Liabilities or subject to enforceable master netting arrangements or similar agreements. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. The Manager is currently evaluating the application of the pronouncement and its impact, if any, on the Funds’ financial statements.

118

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

3.	Investment and other risks

The following chart identifies selected risks associated with each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

	Alpha Only Fund	Alternative Asset Opportunity Fund	Benchmark-Free Allocation Fund	Benchmark-Free Fund	Global Asset Allocation Fund	Global Equity Allocation Fund	Intern- ational Equity Allocation Fund	Intern- ational Oppor- tunities Equity Allocation Fund	Special Situations Fund	Strategic Oppor- tunities Allocation Fund	U.S. Equity Allocation Fund	World Oppor- tunities Equity Allocation Fund
Market Risk – Equity Securities Risk	X	X	X	X	X	X	X	X	X	X	X	X
Market Risk – Fixed Income Investments Risk	X	X	X	X	X	X	X	X	X	X		X
Market Risk – Asset-Backed Securities Risk	X	X	X	X	X	X	X	X	X	X		X
Credit Risk	X	X	X	X	X	X	X	X	X	X		X
Liquidity Risk	X	X	X	X	X	X	X	X	X	X	X	X
Smaller Company Risk	X		X	X	X	X	X	X		X	X	X
Derivatives Risk	X	X	X	X	X	X	X	X	X	X	X	X
Non-U.S. Investment Risk	X	X	X	X	X	X	X	X	X	X	X	X
Currency Risk	X	X	X	X	X	X	X	X	X	X	X	X
Focused Investment Risk	X		X	X	X	X	X	X	X	X	X	X
Real Estate Risk	X		X	X	X	X				X	X	X
Leveraging Risk	X	X	X	X	X	X	X	X	X	X	X	X
Counterparty Risk	X	X	X	X	X	X	X	X	X	X	X	X
Short Sales Risk	X	X	X	X	X	X	X	X		X	X	X
Natural Resources Risk	X		X	X	X	X	X	X		X		X
Options Risk			X	X	X	X	X	X		X		X
Commodities Risk		X	X	X	X	X	X	X		X		X
Market Disruption and Geopolitical Risk	X	X	X	X	X	X	X	X	X	X	X	X
Large Shareholder Risk	X	X	X	X	X	X	X	X	X	X	X	X
Management and Operational Risk	X	X	X	X	X	X	X	X	X	X	X	X
Fund of Funds Risk	X	X	X	X	X	X	X	X	X	X	X	X
Non-Diversified Funds	X	X	X	X	X	X	X	X	X	X	X	X

Investing in mutual funds involves many risks. The risks of investing in a particular Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Funds. Funds could be subject to additional risks because of the types of investments they make and market conditions, which may change over time.

119

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

Each Fund that invests in other GMO Funds and other investment companies is exposed to the risks to which the underlying funds in which it invests are exposed. Therefore, unless otherwise noted, the selected risks summarized below include both direct and indirect risks, and, references in this section to investments made by a Fund include those made both directly by the Fund and indirectly by the Fund through other GMO Funds and other investment companies.

An investment in a Fund is not a bank deposit and, therefore, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

• MARKET RISK. All of the Funds are subject to market risk, which is the risk that the market value of their holdings will decline. Market risks include:

Equity Securities Risk. — Funds with equity investments run the risk that the market prices of those investments will decline. The market price of an equity investment may decline for reasons that directly relate to the issuing company, such as poor management performance or reduced demand for its goods or services. It also may decline due to factors that affect a particular industry, such as a decline in demand, labor or raw material shortages or increased production costs. In addition, market prices may decline as a result of general market conditions not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. Equity investments generally have significant price volatility and the market price of equity investments can decline in a rapid or unpredictable manner.

Some of the Funds invest a substantial portion of their assets in equities and, as a result, declines in stock market prices generally are likely to reduce the net asset values of those Funds’ shares.

If a Fund purchases equity investments at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not appreciate to or will decline from that value for a variety of reasons, one of which may be the Manager’s overestimation of the value of those investments.

Equity investments trading at high multiples of current earnings often are more sensitive to changes in future earnings expectations than those of other securities.

GMO Risk Premium Fund’s investment strategy of selling put options on stock indices will likely cause it to underperform the equity markets in sharply rising markets.

Fixed Income Investments Risk. — Funds that invest in fixed income securities (including bonds, notes, bills, synthetic debt instruments and asset-backed securities) are subject to various market risks. The market price of a fixed income investment can decline due to a number of market-related factors, including rising (or, in some limited cases, declining) interest rates and widening credit spreads, or decreased liquidity that reflect the market’s uncertainty about the value of a fixed income investment (or class of fixed income investments). In addition, the market price of fixed income investments with complex structures, such as asset-backed securities and sovereign and quasi-sovereign debt instruments, can decline due to market uncertainty about their credit quality and the reliability of their payment streams. During periods of economic uncertainty and change, the market price of a Fund’s investments in below investment grade securities (commonly referred to as “junk bonds”) may be particularly volatile. Often junk bonds are subject to greater sensitivity to interest rate and economic changes than higher rated bonds and can be more difficult to value, resulting in differences between the prices realized on their sale and the value at which they are carried on the books of a Fund. See “Credit Risk” and “Liquidity Risk” below for more information about these risks.

A risk run by each Fund with a significant investment in fixed income securities is that an increase (or, in some limited cases, a decrease) in prevailing interest rates will cause the market price of those securities to decline. The risk associated with such changes in interest rates (also called “interest rate risk”) is generally greater for Funds investing in fixed income securities with longer durations and in some cases duration can increase.

The extent to which a fixed income security’s price changes with changes in interest rates is referred to as interest rate duration, which can be measured mathematically or empirically. A longer-maturity investment generally has longer interest rate duration because the investment’s fixed rate is locked in for a longer period of time. Floating-rate or adjustable-rate securities, however, generally have shorter interest rate durations because their interest rates are not fixed but rather float up and down as interest rates change. Conversely, inverse floating-rate securities have durations that move in the opposite direction from short-term interest rates and thus tend to underperform fixed rate securities when interest rates rise but outperform them when interest rates decline. Fixed income securities paying no interest, such as zero coupon and principal-only securities, create additional interest rate risk.

120

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

The price of inflation-indexed bonds (including Inflation-Protected Securities issued by the U.S. Treasury (“TIPS”)) normally changes when real interest rates change. Their value typically will decline during periods of rising real interest rates (i.e., nominal interest rate minus inflation) and increase during periods of declining real interest rates. Real interest rates may not fluctuate in the same manner as nominal interest rates. In some interest rate environments, such as when real interest rates are rising faster than nominal interest rates, the price of inflation-indexed bonds may decline more than the price of non-inflation-indexed (or nominal) fixed income bonds with similar maturities. The price of a Fund’s inflation-indexed bonds, however, will not necessarily change in the same proportion as changes in nominal interest rates, and short term increases in inflation may lead to a decline in their price. Moreover, if the index measuring inflation falls, the principal value of inflation-indexed bond investments will be adjusted downward, and, consequently, the interest they pay (calculated with respect to a smaller principal amount) will be reduced. In the case of TIPS, the U.S. government guarantees the repayment of the original bond principal upon maturity (as adjusted for inflation). Generally, when interest rates on short term U.S. Treasury obligations equal or approach zero, a Fund that invests a substantial portion of its assets in U.S. Treasury obligations, such as U.S. Treasury Fund, will have a negative return unless the Manager waives or reduces its management fees.

Market risk for fixed income securities denominated in non-U.S. currencies is also affected by currency risk. See “Currency Risk” below.

Asset-Backed Securities Risk. — Investments in asset-backed securities not only are subject to all of the market risks described above for fixed income securities but to other market risks as well.

Funds investing in asset-backed securities are exposed to the risk that these securities experience severe credit downgrades, illiquidity, defaults, and declines in market value. These risks are particularly acute during periods of adverse market conditions, such as those that occurred in 2008. Asset-backed securities may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, and credit-card receivables. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers.

As described under “Market Risk — Fixed Income Investments Risk” above, the market price of fixed income investments with complex structures, such as asset-backed securities, can decline due to a number of factors, including market uncertainty about their credit quality and the reliability of their payment streams. Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flow generated by the assets backing the securities, as well as the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support and the credit quality of the credit-support provider, if any, and the reliability of various other service providers with access to the payment stream. A problem in any one of these areas can lead to a decrease in the payment stream expected by a Fund at the time it purchased the asset-backed security. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds whatever credit support the securities may have. Asset-backed securities backed by sub-prime mortgage loans, in particular, may cause a Fund to suffer significantly greater declines in value due to defaults, as sub-prime mortgage loans are typically made to less creditworthy borrowers and thus have a higher risk of default than conventional mortgage loans. The obligations of issuers (and obligors of asset-backed securities) also are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. As of the date of this report, many asset-backed securities owned by the Funds that were once rated investment grade are now rated below investment grade. See “Credit Risk” below for more information about credit risk.

With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the market prices of asset-backed and other fixed income securities. These conditions may occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.

The market price of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as was provided by the asset-backed security.

121

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

In addition, the existence of insurance on an asset-based security does not guarantee that the principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.

The risk of investing in asset-backed securities has increased since the deterioration in worldwide economic and liquidity conditions referred to above because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated. See “Focused Investment Risk” below for more information about risks of investing in correlated sectors. A single financial institution may serve as a trustee for many asset-backed securities. As a result, a disruption in that institution’s business may have a material impact on many investments.

• CREDIT RISK. This is the risk that the issuer or guarantor of a fixed income investment will be unable or unwilling to satisfy its obligation to pay principal and interest or otherwise to honor its obligations in a timely manner. The market price of a fixed income investment will normally decline as a result of the issuer’s or guarantor’s failure to meet its payment obligations or the downgrading of its credit rating. This risk is particularly acute in environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

All fixed income securities are subject to credit risk. Financial strength and solvency of an issuer are the primary factors influencing credit risk. The risk varies depending upon whether the issuer is a corporation or U.S. or non-U.S. government (or sub-division or instrumentality) and whether the particular security has a priority over other obligations of the issuer in payment of principal and interest and whether it has any collateral backing or credit enhancement. Credit risk may change over the life of a fixed income security. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation, or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”), and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by Congressional appropriations and their fixed income securities, including mortgage-backed and other asset-backed securities, are neither guaranteed nor insured by the U.S. government. These securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). Investments in sovereign debt involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. A governmental entity’s willingness or ability to pay interest and repay principal in a timely manner may be affected by a variety of factors, including its cash flow, the size of its reserves, its access to foreign exchange, the relative size of its debt service burden to its economy as a whole, and political constraints. Investments in quasi-sovereign issuers are subject to the additional risk that the issuer may default independently of its sovereign. Sovereign debt risk is greater for emerging market securities.

In some cases, the credit risk of a fixed income security is reflected in its credit ratings, and a Fund holding such a security is subject to the risk that its rating will be downgraded.

As described under “Market Risk — Asset-Backed Securities Risk” above, asset-backed securities may be backed by many types of assets and their payment of interest and repayment of principal largely depend on the cash flows generated by the assets backing them. The credit risk of a particular asset-backed security depends on many factors, as described in “Market Risk — Asset Backed Securities Risk” above.

The obligations of issuers also are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. A Fund also is exposed to credit risk on a reference security to the extent it writes protection under credit default swaps. See “Derivatives Risk” below for more information regarding risks associated with the use of credit default swaps.

The extent to which the price of a fixed income security changes in response to a credit event depends on a number of factors and can be difficult to predict. For example, floating rate securities may have final maturities of ten or more years, but their effective durations will tend to be very short. If the issuer of floating rate securities experiences an adverse credit event, or a change occurs in its perceived creditworthiness, the price of its securities could decline much more than would be predicted by the change in their yield in relation to their effective duration.

Credit risk is particularly pronounced for below investment grade securities (commonly referred to as “junk bonds”). The sovereign debt of many non-U.S. governments, including their sub-divisions and instrumentalities, is below investment grade. Many asset-backed securities also are below investment grade. Below investment grade securities have speculative characteristics, often are less liquid than higher quality securities, present a greater risk of default and are more susceptible to real or perceived adverse industry conditions. In the event of default of sovereign debt, the Funds may be unable to pursue legal action against the sovereign issuer.

• LIQUIDITY RISK. Liquidity risk is the risk that low trading volume, lack of a market maker, large position size or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits or prevents a Fund from selling particular securities or unwinding derivative positions at desirable prices. A Fund is also exposed to liquidity risk when it has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements, writing a put, or closing a short position). All of the Funds are subject to liquidity risk to some extent but those

122

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

with the greatest risk have principal investment strategies that involve investment in asset-backed securities, emerging country debt securities, securities of companies with smaller market capitalizations or smaller total float-adjusted market capitalizations and emerging market securities. These types of investments can be difficult to value, resulting in differences between the price at which they are sold and the value at which they are carried on the books of a Fund. In addition, TIPS have exhibited periods of greatly reduced liquidity when disruptions in fixed income markets have occurred, such as the events surrounding the bankruptcy of Lehman Brothers in 2008. Less liquid securities are more susceptible than other securities to price declines when markets decline generally.

All of the Funds with benchmarks may buy securities that are less liquid than those in their benchmarks.

• SMALLER COMPANY RISK. Companies with smaller market capitalizations, including small- and mid-cap companies, may have limited product lines, markets, or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. Moreover, their securities often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more than the securities of companies with larger market capitalizations. In addition, market risk and liquidity risk are particularly pronounced for securities of these companies.

• DERIVATIVES RISK. All of the Funds may invest in derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates or indices. Derivatives include futures, non-U.S. currency contracts, swap agreements, reverse repurchase agreements and other OTC contracts. Derivatives may relate to securities, interest rates, currencies or currency exchange rates, inflation rates, commodities and indices.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. In particular, a Fund’s use of OTC derivatives exposes it to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations. An OTC derivatives contract typically can be closed only with the consent of the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund, and if it does, the Fund may decide not to pursue its claims against the counterparty to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts, or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

A Fund may invest in derivatives that (i) do not require the counterparty to post collateral (e.g., non-U.S. currency forwards), (ii) require collateral but that do not provide for the Fund’s security interest in it to be perfected, (iii) require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or (iv) do not require that collateral be regularly marked-to-market. When a counterparty’s obligations are not fully secured by collateral, a Fund runs the risk of having limited recourse if the counterparty defaults. Even when obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. The Funds may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Funds. Derivatives risk is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. In addition, during those periods, a Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Derivatives also present other risks described in this section, including market risk, liquidity risk, currency risk, credit risk and counterparty risk. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used may not produce valuations that are consistent with the values a Fund realizes when it closes or sells an OTC derivative. Valuation risk is more pronounced when a Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of a Fund’s net asset value. Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates or indices they are designed to track.

A Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of a Fund, the Funds will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce a Fund’s risk exposures, potentially resulting in losses for the Fund.

When a Fund uses credit default swaps to obtain synthetic long exposure to a fixed income security such as a debt instrument or index of debt instruments, the Fund is exposed to the risk that it will be required to pay the full notional value of the swap agreement in the event of a default.

123

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

Swap agreements and other OTC derivatives are highly susceptible to liquidity risk (see “Liquidity Risk” above) and counterparty risk (see “Counterparty Risk” below), and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself.

The U.S. government recently enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. Because the legislation leaves much to rule making (and many of the rules are not yet final), its ultimate impact remains unclear.

• NON-U.S. INVESTMENT RISK. Funds that invest in non-U.S. securities are subject to additional and more varied risks than Funds whose investments are limited to U.S. securities. The securities markets of many non-U.S. countries include securities of only a limited number of companies in a limited number of industries. As a result, the market prices of many of those securities fluctuate more than those of U.S. securities. In addition, issuers of non-U.S. securities often are not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, custody and auditing standards of non-U.S. countries differ, in some cases significantly, from U.S. standards. Non-U.S. portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs. A Fund may be subject to non-U.S. taxation, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends or interest it receives on non-U.S. investments, (ii) transactions in those investments and (iii) the repatriation of proceeds generated from the sale of those investments. Transaction-based charges are generally calculated as a percentage of the transaction amount. In addition, some jurisdictions may limit the Fund’s ability to profit from short term trading (as defined in the relevant jurisdiction).

Also, investing in non-U.S. securities exposes a Fund to the risk of nationalization, expropriation or confiscatory taxation of assets of their issuers, adverse changes in investment regulations, capital requirements or exchange controls (which may include suspension of the ability to transfer currency from a country), and adverse political and diplomatic developments.

In some non-U.S. markets, custody arrangements for securities provide significantly less protection than custody arrangements in U.S. markets, and prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose a Fund to credit and other risks it does not have in the U.S. with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Fluctuations in non-U.S. currency exchange rates also will affect the market value of a Fund’s non-U.S. investments (see “Currency Risk” below).

U.S. investors are required to maintain a license to invest directly in many non-U.S. markets. These licenses are often subject to limitations, including maximum investment amounts. Once a license is obtained, a Fund’s ability to continue to invest directly is subject to the risk that the license will be terminated or suspended. If a license is terminated or suspended, to obtain exposure to the market the Fund will be required to purchase American Depositary Receipts, Global Depositary Receipts, shares of other funds that are licensed to invest directly, or derivative instruments. The receipt of a non-U.S. license by one of the Manager’s clients may preclude other clients, including a Fund, from obtaining a similar license, and this could limit the Fund’s investment opportunities. In addition, the activities of another of the Manager’s clients could cause the suspension or revocation of a license and thereby limit the Funds’ investment opportunities.

Funds that invest a significant portion of their assets in securities of issuers tied economically to emerging countries (or investments related to emerging markets) are subject to greater non-U.S. investment risk than Funds investing primarily in more developed non-U.S. countries (or markets). The risks of investing in those securities include: greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war or natural disaster); increased risk of nationalization, expropriation, or other confiscation of assets of issuers of securities in a Fund’s portfolio; greater governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on non-U.S. investment, capital controls and limitations on repatriation of invested capital, dividends, interest and other income and on a Fund’s ability to exchange local currencies for U.S. dollars; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); unavailability of currency hedging techniques; differences in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement; difficulties in obtaining and/or enforcing legal judgments; and significantly smaller market capitalizations of issuers.

• CURRENCY RISK. Currency risk is the risk that fluctuations in exchange rates will adversely affect the market value of a Fund’s investments. Currency risk includes the risk that the non-U.S. currencies in which a Fund’s investments are traded, in which a Fund receives income or in which a Fund has taken a position, will decline in value relative to the U.S. dollar. Currency risk also includes the risk that the currency to which the Fund has obtained exposure through hedging declines in value relative to the currency being hedged, in which event, the Fund may realize a loss both on the hedging instrument and on the currency being hedged. Currency exchange rates can fluctuate significantly for many reasons, including changes in supply and demand in the currency exchange markets, trade balances, actual or perceived changes in interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, intervention

124

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

(or the failure to intervene) by governments, central banks or supranational agencies such as the International Monetary Fund, and currency or exchange controls or other political and economic developments in the U.S. or abroad. See “Market Disruption and Geopolitical Risk” below.

Many of the Funds use derivatives to take overweighted or underweighted currency positions relative to the currency exposure of their portfolios. As a result, their currency exposure may differ (in some cases significantly) from the currency exposure of their benchmarks. If the exchange rates of the currencies involved do not move as expected, a Fund could lose money both on its holdings of a particular currency and on the derivative. See also “Non-U.S. Investment Risk” above.

Some currencies are illiquid (e.g., some emerging country currencies), and a Fund may not be able to convert them into U.S. dollars, in which case the Manager may decide to purchase U.S. dollars in a parallel market in which the exchange rate is materially and adversely different. Exchange rates for many currencies (e.g., some emerging country currencies) are particularly affected by exchange control regulations.

Derivative transactions in non-U.S. currencies (such as futures, forwards, options and swaps) may involve leveraging risk in addition to currency risk, as described below under “Leveraging Risk.” In addition, the obligations of counterparties in currency derivative transactions are often not secured by collateral, which increases counterparty risk (see “Counterparty Risk” below).

• FOCUSED INVESTMENT RISK. Funds whose investments are focused in particular countries, regions, sectors, companies or industries with high positive correlations to one another (e.g., different industries within broad sectors, such as technology or financial services) are subject to greater overall risk than funds whose investments are more diversified. A Fund that invests in the securities of a limited number of issuers is particularly exposed to adverse developments affecting those issuers, and a decline in the market value of a particular security held by the Fund is likely to affect the Fund’s performance more than if the Fund invested in the securities of a larger number of issuers.

A Fund that focuses its investments in a particular type of security or sector, or in securities of companies in a particular industry, is vulnerable to events affecting those securities, sectors, or companies. Securities, sectors, or companies that share common characteristics are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political or other developments. See also “Real Estate Risk” below.

Similarly, Funds having a significant portion of their assets in investments tied economically to (or related to) a particular geographic region, non-U.S. country (e.g., Taiwan) or particular market (e.g., emerging markets) have more exposure to regional and country economic risks than funds making non-U.S. investments throughout the world. The political and economic prospects of one country or group of countries within the same geographic region may affect other countries in that region, and a recession, debt crisis or decline in currency valuation in one country can spread to other countries. Furthermore, companies in a particular geographic region or non-U.S. country are vulnerable to events affecting other companies located in that region or country because they often share common characteristics, are exposed to similar business risks and regulatory burdens, and react similarly to specific economic, market, political or other developments. See also “Non-U.S. Investment Risk” above.

• REAL ESTATE RISK. Because Real Estate Fund concentrates its assets in real estate-related investments, the value of its portfolio is subject to factors affecting the real estate industry and may fluctuate more than the value of a portfolio that consists of securities of companies in a broader range of industries. Factors affecting real estate values include the supply of real property in particular markets, overbuilding, changes in zoning laws, casualty or condemnation losses, delays in completion of construction, changes in real estate values, changes in operating costs and property taxes, levels of occupancy, adequacy of rent to cover operating costs, possible environmental liabilities, regulatory limitations on rent, fluctuations in rental income, increased competition and other risks related to local and regional market conditions. The value of real estate-related investments also may be affected by changes in interest rates, macroeconomic developments, and social and economic trends. For instance, during periods of declining interest rates, some mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may reduce the yield on securities issued by those REITs. Some REITs have relatively small market capitalizations, which can tend to increase the volatility of the market price of their securities. REITs are subject to the risk of fluctuations in income from underlying real estate assets, their inability to manage effectively the cash flows generated by those assets, prepayments and defaults by borrowers, and their failure to qualify for the special tax treatment granted to REITs under the Internal Revenue Code of 1986, as amended, or to maintain their exemption from investment company status under the 1940 Act.

• LEVERAGING RISK. The use of reverse repurchase agreements and other derivatives and securities lending creates leverage (i.e., a Fund’s investment exposures exceed its net asset value). Leverage increases the magnitude of a Fund’s losses when the value of its investments (including derivatives) declines. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A Fund’s use of reverse repurchase agreements also subjects it to interest costs based on the difference between the sale and repurchase price of the security involved. A Fund’s portfolio also will be leveraged if it borrows money to meet redemption requests or settle investment transactions or if it exercises its right to delay payment on a redemption.

125

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

A Fund may manage some of its derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, a Fund may perform as if it were leveraged.

• COUNTERPARTY RISK. Funds that enter into contracts with counterparties, such as repurchase or reverse repurchase agreements or other OTC derivatives contracts, or that lend their securities run the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. There is neither an explicit limit on the amount of exposure that a Fund may have with any one counterparty nor a requirement that counterparties maintain a specific rating by a nationally recognized rating organization in order to be considered for potential transactions. To the extent that GMO’s view with respect to a particular counterparty changes (whether due to external events or otherwise), existing transactions are not required to be terminated or modified. Additionally, new transactions may be entered into with a counterparty that is no longer considered eligible if the transaction is primarily designed to reduce the overall risk of potential exposure to that counterparty (for example, re-establishing the transaction with a lesser notional amount). Counterparty risk is pronounced during unusually adverse market conditions and is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

Participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets, and, therefore, OTC derivatives generally expose a Fund to greater counterparty risk than exchange-traded derivatives. A Fund is subject to the risk that a counterparty will not settle a derivative in accordance with its terms because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem. If a counterparty’s obligation to a Fund is not collateralized, then the Fund is essentially an unsecured creditor of the counterparty. If the counterparty defaults, the Fund will have contractual remedies, but the Fund may be unable to enforce them, thus causing the Fund to suffer a loss. Counterparty risk is greater for derivatives with longer maturities because of the greater possibility that events will intervene to prevent settlement. Counterparty risk also is greater when a Fund has concentrated its derivatives with a single or small group of counterparties as it sometimes does as a result of its use of swaps and other OTC derivatives. Significant exposure to a single counterparty increases a Fund’s counterparty risk. Funds that use swap agreements are subject, in particular, to the creditworthiness of the counterparties because some types of swap agreements have durations longer than six months (and, in some cases, decades). The creditworthiness of a counterparty may be adversely affected by greater than average volatility in the markets, even if the counterparty’s net market exposure is small relative to its capital. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in the collateral may not be perfected or additional collateral may not be promptly posted as required.

The Funds also are subject to counterparty risk because they execute their securities transactions through brokers and dealers. If a broker or dealer fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Funds could miss investment opportunities or be unable to dispose of investments they would prefer to sell, resulting in losses for the Funds.

Counterparty risk with respect to OTC derivatives may be affected by new regulations affecting the derivatives market. Some derivatives, such as some types of interest rate swaps and credit default index swaps on North American and European indices that may be used by the Funds, will be required to be cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivative transaction. members are required to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing broker from its customers are generally held by the clearing broker on a commingled basis in an omnibus account and may be freely accessed by the clearing broker, which may also invest any such funds in certain instruments permitted under the applicable regulations. The assets of the Fund might not be fully protected in the event of the Fund’s clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s customers for a relevant account class. Also, the clearing member transfers to the clearing organization the amount of margin required by the clearing organization for cleared swaps, which amounts are generally held in an omnibus account at the clearing organization for all customers of the clearing member. CFTC regulations require that the clearing member notify the clearing house the amount of initial margin provided by the clearing member to the clearing organization that is attributable to each customer. However, if the clearing member does not provide accurate reporting, the Funds are subject to the risk that a clearing organization will use a Fund’s assets held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. In addition, clearing members generally provide to the clearing organization the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than the gross amount of each customer. The Funds are therefore subject to the risk that a clearing organization will not make variation margin payments owed to a Fund if another customer of the clearing member has suffered a loss and is in default.

• SHORT SALES RISK. Some Funds may use short sales in their investment programs in an attempt to increase their returns or for hedging purposes.

In implementing its principal investment strategy, Alpha Only Fund is permitted to engage in short sales of securities or currencies that it does not own. To do so, the Fund borrows a security (e.g., shares of an exchange-traded fund (“ETF”)) or currency from a broker and sells it to a third

126

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

party. This type of short sale exposes the Fund to the risk that it will be required to acquire, convert or exchange securities or currencies to replace the borrowed securities at a time when the securities or currencies sold short have appreciated in value, thus resulting in a loss to the Fund. If a Fund engages in short sales of securities or currencies it does not own, it may have to pay a premium to borrow the securities or currencies and must pay to the lender any dividends or interest it receives on the securities or currencies while they are borrowed. In addition, purchasing securities or currencies to close out a short position can itself cause the price of the securities or currencies to rise further, thereby exacerbating any losses.

Short sales of securities or currencies the Fund does not own involve a form of investment leverage, and the amount of a Fund’s potential loss is theoretically unlimited. Accordingly, Alpha Only Fund is subject to increased leveraging risk and other investment risks described in this “Investment and other risks” section to the extent it sells short securities or currencies it does not own.

• NATURAL RESOURCES RISK. The Funds (except Alternative Asset Opportunity Fund, Implementation Fund, Special Situations Fund and U.S. Equity Allocation Fund) may invest in Resources Fund. Resources Fund concentrates its investments in the natural resources sector, and so is particularly exposed to adverse developments, including adverse price movements, affecting issuers in the natural resources sector and is subject to greater risks than a fund that invests in a wider range of industries. In addition, the prices of securities of companies in the natural resources sector may be more volatile than those of securities of companies in other industries. Some of the commodities used as raw materials or produced by these companies are subject to broad price fluctuations as a result of industry wide supply and demand factors. Companies in the natural resources sector often have limited pricing power over supplies or for the products they sell, which can affect their profitability. Companies in the natural resources sector also may be subject to special risks associated with natural or man-made disasters. In addition, the natural resources sector can be especially affected by political and economic developments, government regulations including changes in tax law or interpretations of law, energy conservation, and the success of exploration projects. Specifically, the natural resource sector can be significantly affected by import controls, worldwide competition, changes in consumer sentiment and spending, and can be subject to liability for, among other things, environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

Resources Fund’s concentration in the securities of natural resource companies exposes it to the price movements of natural resources to a greater extent than if it were more broadly diversified. Because Resources Fund invests primarily in the natural resources sector, it runs the risk of performing poorly during an economic downturn or a decline in demand for natural resources.

The Funds (except Alternative Asset Opportunity Fund, Implementation Fund, Special Situations Fund and U.S. Equity Allocation Fund) are exposed to the risks of investments in the natural resources sector to the extent they invest in Resources Fund.

• OPTIONS RISK. There are various risks associated with transactions in exchange-traded and OTC options. The market value of options written by a fund will be affected by many factors, including changes in the value of underlying securities or indices; changes in the dividend rates of underlying securities (or in the case of indices, the securities comprising such indices); changes in interest rates or exchange rates; changes in the actual or perceived volatility of the stock market and underlying securities; and the remaining time to an option’s expiration. The market value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid. In addition, since an American style option allows the holder to exercise its rights any time prior to expiration of the option, the writer of an American style option has no control over the time when it may be required to fulfill its obligations as a writer of the option. This risk is not present when writing a European style option because the holder may only exercise the option on its expiration date. If a Fund writes a call option and does not hold the underlying security or instrument, the amount of the Fund’s potential loss is theoretically unlimited.

National securities exchanges generally have established limits on the maximum number of options an investor or group of investors acting in concert may write. A Fund, the Manager, and other funds advised by the Manager may constitute such a group. These limits could restrict a Fund’s ability to purchase or sell options on a particular security.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund greater flexibility to tailor an option to its needs, participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets. Therefore, OTC options generally expose a Fund to greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. Purchasing and selling put and call options are highly specialized activities and entail greater than ordinary market risks.

Special tax rules apply to a Fund’s transactions in options, which could increase the amount of taxes payable by shareholders. In particular, a fund’s options transactions potentially could cause a substantial portion of a Fund’s income to consist of net short-term capital gains, which, when distributed, are taxable to shareholders as ordinary income.

127

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

• COMMODITIES RISK. The Funds (except Alpha Only Fund, Implementation Fund, Special Situations Fund and U.S. Equity Allocation Fund) may invest in Alternative Asset Opportunity Fund, which has exposure to commodity markets. Therefore, the price of its shares is affected by factors particular to the commodity markets and may decline and fluctuate more than the price of shares of a fund with a broader range of investments. Commodity prices can be extremely volatile and are affected by many factors, including changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, nationalization, expropriation, or other confiscation, international regulatory, political and economic developments (e.g., regime changes and changes in economic activity levels), and developments affecting a particular industry or commodity, such as drought, floods or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand and tariffs. Alternative Asset Opportunity Fund invests in commodity-related derivatives. The value of these derivatives may fluctuate more than the commodity or commodities or commodity index to which they relate. The Funds (except Alpha Only Fund, Implementation Fund, Special Situations Fund and U.S. Equity Allocation Fund) are exposed to the risks of investments in commodities to the extent they invest in Alternative Asset Opportunity Fund.

• MARKET DISRUPTION AND GEOPOLITICAL RISK. The Funds are subject to the risk that geopolitical and other events will disrupt securities markets, adversely affect global economies and markets and thereby decrease the value of the Funds’ investments. The wars in Iraq and Afghanistan have had a substantial effect on the economies and securities markets of the U.S. and other countries. Terrorism in the U.S. and around the world has had a similar global impact and has increased geopolitical risk. The terrorist attacks on September 11, 2001 resulted in the closure of some U.S. securities markets for four days, and similar attacks are possible in the future. The uncertainty surrounding the sovereign debt of the European Union countries of Greece, Spain, Portugal, Ireland and Italy, as well as the continued existence of the European Union itself, have disrupted and may continue to disrupt markets in the U.S. and around the world. If one or more countries leave the European Union or the European Union dissolves, there likely will be significant disruptions in the world’s securities markets. Substantial government interventions (e.g., currency controls), also could negatively impact the Funds. War, terrorism, economic uncertainty and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment and other factors affecting the value of the Funds’ investments. During such market disruptions, the Funds’ exposure to the risks described elsewhere in this “Investments and other risks” section will likely increase. Market disruptions, including sudden government interventions, can also prevent the Funds from implementing their investment programs for a period of time and achieving their investment objectives. For example, a disruption may cause disruptions to the orderly functioning of the securities markets and/or may cause the Funds’ derivatives counterparties to discontinue offering derivatives on some underlying commodities, securities, reference rates, or indices, or to offer them on a more limited basis. To the extent that a Fund has focused its investments in the stock index of particular region, adverse geopolitical and other events could have a disproportionate impact on the Fund.

• LARGE SHAREHOLDER RISK. To the extent that a large number of shares of a Fund is held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares will adversely affect the Fund’s performance if it is forced to sell portfolio securities to raise the cash needed to satisfy the redemption request. In addition, GMO Funds and other accounts over which GMO has investment discretion that invest in the Funds are not subject to restrictions on the frequency of trading of Fund shares. Asset Allocation Funds and separate accounts managed by the Manager for its clients hold substantial percentages of many Funds, and asset allocation decisions by the Manager may result in substantial redemptions from (or investments into) those Funds. These transactions may adversely affect the Fund’s performance to the extent that the Fund is required to sell investments (or invest cash) at times when it would not otherwise do so. Redemptions of a large number of shares also may increase transaction costs or accelerate the realization of taxable income and/or gains to shareholders if the sales of portfolio securities they necessitate result in gains. They also potentially limit the RIC Funds’ use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). In addition, each Fund that invests in other GMO Funds subject to large shareholder risk is indirectly subject to this risk.

• MANAGEMENT AND OPERATIONAL RISK. Each Fund is subject to management risk because it relies on the Manager’s ability to achieve its investment objective. Each Fund runs the risk that the Manager’s investment techniques will fail to produce desired results, and cause the Fund to incur significant losses. The Manager also may fail to use derivatives effectively, choosing to hedge or not to hedge positions at disadvantageous times.

For some Funds the Manager’s portfolio managers use quantitative analyses and models. Any imperfections, errors or limitations in those analyses and models could affect the ability of the portfolio managers to implement the strategies they wish to pursue. By necessity, these analyses and models make simplifying assumptions that limit their effectiveness. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate or may not include the most recent information about a company or a security. The Funds also run the risk that GMO’s fundamental assessment of an investment may be wrong. There can be no assurance that key personnel of

128

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

the Manager will continue to be employed by the Manager. The loss of their services could have an adverse impact on the Manager’s ability to achieve the Funds’ investment objectives.

The Funds also are subject to the risk of loss as a result of other services provided by the Manager and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency and other services. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error and system failures by a service provider. For example, trading delays or errors (both human and systematic) could prevent a Fund from benefiting from potential investment gains or avoiding losses on the security. The Manager is not contractually liable to the Funds for losses associated with operational risk absent the Manager’s willful misfeasance, bad faith, gross negligence or reckless disregard of its contractual obligations to provide services to the Funds. Other Fund service providers also have limitations on their liability to the Funds for losses resulting from their errors.

• FUND OF FUNDS RISK AND RELATED CONSIDERATIONS. Funds that invest in shares of other investment companies, including other GMO Funds, money market funds and ETFs (for purposes of this risk disclosure, “underlying Funds”), are exposed to the risk that the underlying Funds will not perform as expected.

Because a Fund bears the fees and expenses of the underlying Funds in which it invests (absent reimbursement of those expenses), the Fund will incur additional expenses when investing in underlying Funds. In addition, total Fund expenses will increase if a Fund makes a new or further investment in underlying Funds with higher fees or expenses than the average fees and expenses of the underlying Funds then in the Fund’s portfolio.

The Funds also are indirectly exposed to all of the risks of an investment in the underlying Funds. Because some underlying Funds in turn invest a substantial portion of their assets in other GMO Funds (pursuant to an exemptive order obtained from the SEC), the Asset Allocation Funds have more tiers of investments than funds in many other groups of investment companies. Funds that invest in shares of other GMO Funds also are likely to be subject to Large Shareholder Risk because underlying GMO Funds are more likely to have large shareholders (e.g., other GMO Funds). See “Large Shareholder Risk” above.

Investments in ETFs involve the risk that the ETF’s performance may not track the performance of the index the ETF is designed to track. Unlike the index, an ETF incurs administrative expenses and transaction costs in trading securities. In addition, the timing and magnitude of cash inflows and outflows from and to investors buying and redeeming shares in the ETF could create cash balances that cause the ETF’s performance to deviate from the index (which remains “fully invested” at all times). Performance of an ETF and the index it is designed to track also may diverge because the composition of the index and the securities held by the ETF may occasionally differ. In addition, ETFs often use derivatives to track the performance of the relevant index, and, therefore, investments in those ETFs are subject to the same derivatives risks discussed above.

• NON-DIVERSIFIED FUNDS. Some of the Funds are not “diversified” investment companies within the meaning of the 1940 Act. This means they are allowed to invest in the securities of a relatively small number of issuers and/or non-U.S. currencies. As a result, they may be subject to greater credit, market and other risks, and poor performance by a single issuer may have a greater impact on their performance, than if they were “diversified.”

In addition, each of the Funds may invest a portion of its assets in shares of one or more other GMO Funds that are not diversified investment companies under the 1940 Act. Each of the Funds may invest without limitation in other GMO Funds that are not diversified.

The following Funds are not diversified investment companies under the 1940 Act:

•	Alpha Only Fund
•	Alternative Asset Opportunity Fund
•	Implementation Fund
•	Special Situations Fund
•	U.S. Equity Allocation Fund

Temporary Defensive Positions. — The Funds (other than Alternative Asset Opportunity Fund and Benchmark-Free Allocation Fund) normally do not take temporary defensive positions. Alternative Asset Opportunity Fund and Benchmark-Free Allocation Fund may, from time to time, take temporary defensive positions if deemed prudent by the Manager. To the extent a Fund takes a temporary defensive position, or otherwise holds cash, cash equivalents, or high quality debt investments on a temporary basis, the Fund may not achieve its investment objective.

4.	Derivative financial instruments

At February 28, 2013, only Alpha Only Fund, Alternative Asset Opportunity Fund, Implementation Fund and Special Situations Fund held derivative financial instruments directly. For a listing of derivative financial instruments held by the underlying funds, if any, please refer to the underlying funds’ Schedule of Investments. The derivative information provided below only pertains to direct investments made by Alpha Only Fund, Alternative Asset Opportunity Fund, Implementation Fund and Special Situations Fund.

129

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Funds’ portfolios. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap agreements, reverse repurchase agreements, and other exchange-traded and OTC contracts.

Use of Derivatives by Alpha Only Fund and Implementation Fund

The manager pursues investment strategies for the Fund that we intended to complement the strategies being pursued by the manager in other Asset Allocation Funds or accounts.

The Funds may use derivatives as a substitute for direct investment in securities or other assets. For example, a Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Funds also may use currency derivatives (including forward currency contracts, futures contracts, swap agreements, and options) to gain exposure to a given currency.

The Funds may use derivatives in an attempt to reduce their investment exposures (which may result in a reduction below zero) or the investment exposures of another fund or account that invests in the Fund. A Fund also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio or the portfolio of another fund or account that invests in the Fund. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Funds may use derivatives in an attempt to adjust elements of their investment exposures or the investment exposures of another fund or account that invest in the Fund to various securities, sectors, markets, indices, and currencies without actually having to sell existing investments or make new direct investments. For example, if a Fund or another fund or account that invests in the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion those stocks) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting their investment exposures, the Funds also may use currency derivatives in an attempt to adjust their currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by their portfolio or the portfolio of another fund or account that invests in the Fund.

The Funds may use derivatives to effect transactions intended as substitutes for securities lending.

The Funds are not limited in their use of derivatives or in the absolute face value of their derivative positions. As a result of its derivative positions, Alpha Only Fund will typically have gross investment exposures in excess of its net assets (i.e., the Fund will be leveraged) and Implementation Fund may have gross investment exposures in excess of its net assets (i.e., the Fund may be leveraged) and therefore is subject to heightened risk of loss. The Funds’ performance can depend substantially, if not primarily, on derivative reference assets that the Funds do not own.

A Fund’s foreign currency exposure may differ significantly from the currency exposure represented by its investments.

Use of Derivatives by Alternative Asset Opportunity Fund

The Fund may use derivatives as substitutes for direct investment in global equities, bonds, currencies, commodities, or other assets. In particular, the Fund may use exchange traded futures and forward foreign exchange contracts to gain exposure to a range of global equity, bond, currency, and commodity markets. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap agreements and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives, such as futures, related options, and swap agreements, in an attempt to adjust elements of its investment exposures to individual commodities, various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of a certain type of security or commodity and the Manager believes that another security or commodity will outperform such security or commodity, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). Long and short swap agreements and contracts for differences also may be used for these purposes. Derivatives used to effect synthetic sales and purchases will generally be unwound as actual portfolio securities are sold and purchased. In addition, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the

130

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

Fund’s exposure to the credit of an issuer through the debt instrument but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. In adjusting its investment exposure, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The Fund may also use derivatives to effect transactions intended as substitutes for securities lending.

The Fund is not limited in its use of derivatives or in the absolute face value of its derivative positions. As a result of its derivative positions, the Fund will typically have gross investment exposures in excess of its net assets (i.e., the Fund will be leveraged) and therefore is subject to heightened risk of loss. The Fund’s performance can depend substantially, if not primarily, on derivative reference assets that the Fund does not own.

Use of Derivatives by Special Situations Fund

The manager pursues investment strategies for the Fund that we intended to complement the strategies being pursued by the manager in other Asset Allocation Funds or accounts.

The Fund may use derivatives as substitutes for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap agreements and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero) or the investment exposures of another fund or account that invests in the Fund. For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio or the portfolio of another fund or account that invests in the Fund. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures or the investment exposures of another fund or account that invests in the Fund to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund or another fund or account that invests in the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of those stocks) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In addition, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain exposure to the credit of an issuer through the debt instrument but adjust the interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. In adjusting investment exposures, the Fund also may use currency derivatives, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio or the portfolio of another fund or account that invests in the Fund.

The Fund may also use derivatives to effect transactions intended as substitutes for securities lending.

The Fund is not limited in its use of derivatives or in the absolute face value of its derivative positions. As a result of its derivative positions, the Fund will typically have gross investment exposures in excess of its net assets (i.e., the Fund will be leveraged) and therefore is subject to heightened risk of loss. The Fund’s performance can depend substantially, if not primarily, on derivative reference assets that the Fund does not own.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. See “Investments and other risks” above for further information.

131

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

For Funds that held derivatives during the year ended February 28, 2013, the following table shows how the Fund used these derivatives (marked with an X):

Type of Derivative and Objective for Use	Alpha Only Fund	Consolidated Alternative Asset Opportunity Fund*	Consolidated Benchmark-Free Allocation Fund**	Special Situations Fund
Forward currency contracts
Adjust currency exchange rate risk		X
Adjust exposure to foreign currencies	X	X	X	X
To hedge some or all of the currency exposure of the underlying Funds and assets in which the Fund invests	X
To manage against anticipated currency exchange rate changes	X		X	X
Futures contracts
Adjust exposure to certain securities markets		X	X	X
Maintain the diversity and liquidity of the portfolio		X	X	X
To hedge some or all of the broad market exposure of the underlying Funds and assets in which the Fund invests	X
Options (Written)
Used written put option contracts as a substitute for direct equity investment			X
Swap agreements
Adjust exposure to certain securities markets			X	X
Adjust interest rate exposure				X
Adjust exposure to certain companies and industries			X	X
Manage the duration of the portfolio				X
To hedge some or all of the broad market exposure of the assets in which the Fund invests			X	X
To hedge some or all of the broad market exposure of the underlying Funds and assets in which the Fund invests	X
Rights and/or warrants
Received as a result of corporate actions			X

*	Certain derivatives are held by Alternative Asset Opportunity Fund’s wholly owned subsidiary.
**	Derivatives are held by Benchmark-Free Allocation Fund’s wholly owned subsidiary.

Forward currency contracts

The Funds may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by each Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

132

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose a Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. Forward currency contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Futures contracts

The Funds may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, a Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (and if the futures are traded outside the U.S. and the market for such futures is closed prior to the close of NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by each Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statements of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Funds to the risk that they may not be able to enter into a closing transaction due to an illiquid market. Futures contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Options

The Funds may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options a Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. A Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. Purchased option contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

The Funds may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies they own or in which they may invest. Writing options alters a Fund’s exposure to the underlying asset by, in the case of a call option, obligating that Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating that Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, a Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that a Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose a Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. Written option contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

When an option contract is closed, that Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statements of Operations.

133

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

For the year ended February 28, 2013, investment activity in options contracts written by the Funds were as follows:

	Puts			Calls

	Principal Amount of Contracts	Number of Contracts	Premiums	Principal Amount of Contracts	Number of Contracts	Premiums
Consolidated Benchmark-Free Allocation Fund
Outstanding, beginning of year	$—	—	$—	$—	—	$—
Options written	—	14,272	10,547,204	—	—	—
Options bought back	—	(2,487)	(999,171)	—	—	—
Options expired	—	(7,402)	(5,784,895)	—	—	—
Options exercised	—	—	—	—	—	—

Outstanding, end of year	$—	4,383	$3,763,138	$—	—	$—

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions (and if the underlying reference security closes or the official closing time of the underlying index occurs prior to the close of the NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The Funds value OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Funds may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap agreements are net settled. When entering into a swap agreement and during the term of the transaction, a Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Funds do not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses on the Statements of Operations. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or loss in the Statements of Operations.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair

134

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Forward starting dividend swap agreements involve an exchange by the parties of their respective commitments to pay or rights to receive the changes in a dividend index point. The Fund gains exposure by either paying or receiving an amount in respect of an increase or decrease in the change of the relevant dividend index point based on a notional amount. For example, if the Fund took a long position on a dividend index swap, the Fund would receive payments if the relevant index point increased in value and would be obligated to pay if that index point decreased in value.

Future swap agreements involve an exchange by the parties of their respective commitments to pay or rights to receive the changes in an index. A Fund gains exposure by either paying or receiving an amount in respect of an increase or decrease in the change of the index based on a notional amount. For example, if a Fund took a long position on a future swap, the Fund would receive payments if the relevant index increased in value and would be obligated to pay if that index decreased in value.

Generally, the Funds price their swap agreements daily using industry standard models that may incorporate quotations from market makers or pricing vendors (and if the underlying reference security closes or the official closing time of the underlying index occurs prior to the close of the NYSE due to time zone differences, the quotations will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close) and record the change in value, if any, as unrealized gain or loss in the Statements of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that a Fund has amounts on deposit in excess of amounts owed by that Fund, or that any collateral the other party posts is insufficient or not timely received by a Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. Swap agreements outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Rights and warrants

The Funds may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in the section entitled “Options” above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. Rights and/or warrants outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

As provided by U.S. GAAP, the table below is based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Funds (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

135

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

The Effect of Derivative Instruments on the Statements of Assets and Liabilities as of February 28, 2013 and the Statements of Operations for the year ended February 28, 2013:^

	Credit Contracts	Commodity Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Other Contracts	Total
Alpha Only Fund
Asset:
Unrealized Appreciation on Forward Currency Contracts	$—	$—	$—	$9,034,242	$—	$—	$9,034,242
Unrealized Appreciation on Futures Contracts*	—	—	633,609	—	—	—	633,609
Unrealized Appreciation on Swap Agreements	—	—	3,119,863	—	—	—	3,119,863

Total	$—	$—	$3,753,472	$9,034,242	$—	$—	$12,787,714

Liability:
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$—	$(1,436,912)	$—	$—	$(1,436,912)
Unrealized Depreciation on Futures Contracts*	—	—	(144,899,796)	—	—	—	(144,899,796)
Unrealized Depreciation on Swap Agreements	—	—	(1,397,573)	—	—	—	(1,397,573)

Total	$—	$—	$(146,297,369)	$(1,436,912)	$—	$—	$(147,734,281)

Net Realized Gain (Loss) on:
Forward Currency Contracts	$—	$—	$—	$15,664,642	$—	$—	$15,664,642
Futures Contracts	—	—	(193,988,333)	—	—	—	(193,988,333)
Swap Agreements	—	—	(25,649,299)	—	—	—	(25,649,299)

Total	$—	$—	$(219,637,632)	$15,664,642	$—	$—	$(203,972,990)

Change in Net Unrealized Appreciation (Depreciation) on:
Forward Currency Contracts	$—	$—	$—	$7,854,226	$—	$—	$7,854,226
Futures Contracts	—	—	(39,720,124)	—	—	—	(39,720,124)
Swap Agreements	—	—	(41,463,206)	—	—	—	(41,463,206)

Total	$—	$—	$(81,183,330)	$7,854,226	$—	$—	$(73,329,104)

Consolidated Alternative Asset Opportunity Fund
Asset:
Unrealized Appreciation on Forward Currency Contracts	$—	$—	$—	$5,746,285	$—	$—	$5,746,285
Unrealized Appreciation on Futures Contracts*	—	6,892,690	12,086,980	—	—	—	18,979,670

Total	$—	$6,892,690	$12,086,980	$5,746,285	$—	$—	$24,725,955

Liability:
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$—	$(1,844,616)	$—	$—	$(1,844,616)
Unrealized Depreciation on Futures Contracts*	—	(2,692,547)	(3,833,498)	—	(174,888)	—	(6,700,933)

Total	$—	$(2,692,547)	$(3,833,498)	$(1,844,616)	$(174,888)	$—	$(8,545,549)

136

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

	Credit Contracts	Commodity Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Other Contracts	Total
Consolidated Alternative Asset Opportunity Fund (continued)
Net Realized Gain (Loss) on:
Forward Currency Contracts	$—	$—	$—	$(9,832,994)	$—	$—	$(9,832,994)
Futures Contracts	—	4,627,991	538,805	—	(50,723)	—	5,116,073

Total	$—	$4,627,991	$538,805	$(9,832,994)	$(50,723)	$—	$(4,716,921)

Change in Net Unrealized Appreciation (Depreciation) on:
Forward Currency Contracts	$—	$—	$—	$4,470,575	$—	$—	$4,470,575
Futures Contracts	—	4,180,815	7,868,342	—	(172,943)	—	11,876,214

Total	$—	$4,180,815	$7,868,342	$4,470,575	$(172,943)	$—	$16,346,789

Consolidated Benchmark-Free Allocation Fund
Asset:
Unrealized Appreciation on Forward Currency Contracts	$—	$—	$—	$13,193,103	$—	$—	$13,193,103
Unrealized Appreciation on Futures Contracts*	—	—	185,889	—	—	—	185,889
Unrealized Appreciation on Swap Agreements	—	—	1,052,432	—	—	—	1,052,432

Total	$—	$—	$1,238,321	$13,193,103	$—	$—	$14,431,424

Liability:
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$—	$(2,653,038)	$—	$—	$(2,653,038)
Unrealized Depreciation on Futures Contracts*	—	—	(1,957,727)	—	—	—	(1,957,727)
Written Options, at Value	—	—	(2,693,058)	—	—	—	(2,693,058)

Total	$—	$—	$(4,650,785)	$(2,653,038)	$—	$—	$(7,303,823)

Realized Gain (Loss) on:
Investments (rights/warrants)	$—	$—	$(17,226)	$—	$—	$—	$(17,226)
Forward Currency Contracts	—	—	—	26,759,665	—	—	26,759,665
Futures Contracts	—	—	4,460,951	—	—	—	4,460,951
Written Options	—	—	4,465,662	—	—	—	4,465,662
Swap Agreements	—	—	(4,206,511)	—	—	—	(4,206,511)

Total	$—	$—	$4,702,876	$26,759,665	$—	$—	$31,462,541

Change in Appreciation (Depreciation) on:
Forward Currency Contracts	$—	$—	$—	$10,540,065	$—	$—	$10,540,065
Futures Contracts	—	—	(1,771,838)	—	—	—	(1,771,838)
Swap Agreements	—	—	1,052,432	—	—	—	1,052,432
Written Options	—	—	1,070,080	—	—	—	1,070,080

Total	$—	$—	$350,674	$10,540,065	$—	$—	$10,890,739

137

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

	Credit Contracts	Commodity Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Other Contracts	Total
Special Situations Fund
Asset:
Unrealized Appreciation on Forward Currency Contracts	$—	$—	$—	$3,080,262	$—	$—	$3,080,262
Unrealized Appreciation on Swap Agreements	—	—	10,240,984	—	—	—	10,240,984

Total	$—	$—	$10,240,984	$3,080,262	$—	$—	$13,321,246

Liability:
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$—	$(229,312)	$—	$—	$(229,312)
Unrealized Depreciation on Swap Agreements	—	—	(1,668,076)	—	(2,249,464)	—	(3,917,540)

Total	$—	$—	$(1,668,076)	$(229,312)	$(2,249,464)	$—	$(4,146,852)

Net Realized Gain (Loss) on:
Forward Currency Contracts	$—	$—	$—	$20,376,312	$—	$—	$20,376,312
Futures Contracts	—	—	(16,210,965)	—	—	—	(16,210,965)
Swap Agreements	—	—	(40,070,951)	—	—	—	(40,070,951)

Total	$—	$—	$(56,281,916)	$20,376,312	$—	$—	$(35,905,604)

Change in Net Unrealized Appreciation (Depreciation) on:
Forward Currency Contracts	$—	$—	$—	$(3,173,670)	$—	$—	$(3,173,670)
Swap Agreements	—	—	7,720,726	—	—	—	7,720,726

Total	$—	$—	$7,720,726	$(3,173,670)	$—	$—	$4,547,056

^	Because the Funds value their derivatives at fair value and recognizes changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.
*	The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Year end variation margin on open futures contracts is reported within the Statements of Assets and Liabilities.

The average volume of derivative activity, based on absolute values (forward currency contracts, futures contracts, rights and/or warrants) or notional amounts (swap agreements) or principal amount (options) outstanding at each month-end was as follows for the year ended February 28, 2013.

Fund Name	Forward Currency Contracts ($)	Futures Contracts ($)	Swap Agreements ($)	Options ($)	Rights and/ or Warrants ($)
Alpha Only Fund	615,803,357	1,801,070,775	744,393,336	—	—
Consolidated Alternative Asset Opportunity Fund	191,451,528	337,019,669	—	—	—
Consolidated Benchmark Free Allocation Fund	696,240,895	34,800,591	12,232,970	22,252	17,573
Special Situations Fund	705,678,215	47,157,534	282,751,987	—	—

138

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

5.	Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to each Fund. That fee, if any, is paid monthly at the annual rate equal to the percentage of each Fund’s average daily net assets set forth in the table below:

Fund Name	Alpha Only	Alternative Asset Opportunity Fund	Benchmark-Free Allocation Fund	Benchmark-Free Fund	Global Asset Allocation Fund	Global Equity Allocation Fund	Intern- ational Equity Allocation Fund	Intern- ational Oppor- tunities Equity Allocation Fund	Special Situations Fund	Strategic Oppor- tunities Allocation Fund	U.S. Equity Allocation Fund	World Oppor- tunities Equity Allocation Fund
Management Fee	0.50%	0.70% (Currently, 0.10% waived)	0.65%	—	—	—	—	—	0.37%	—	—	—

The Manager decides how to allocate the assets of the Fund among underlying funds. For certain Funds above, the Manager does not charge the Fund a management fee or shareholder service fee, but it receives management and shareholder service fees from the underlying funds in which the Fund invests. Because those fees vary from fund to fund, the levels of indirect net expenses set forth below are affected by the Manager’s asset allocation decisions.

In addition, each class of shares of certain Funds pay the Manager a shareholder service and/or supplemental support fee for providing client services and reporting, such as performance information, client account information, personal and electronic access to Fund information, access to analysis and explanations of Fund reports, and assistance in maintaining and correcting client-related information. Shareholder service and/or supplemental support fees are paid monthly equal to the percentage of each applicable Fund’s average daily net assets set forth in the table below:

Fund Name	Class III	Class IV	Class VI	Class MF
Alpha Only Fund	0.15%	0.10%
Alternative Asset Opportunity Fund	0.15%
Benchmark-Free Allocation Fund	0.15%	0.10%		0.10%
Benchmark-Free Fund
Global Asset Allocation Fund
Global Equity Allocation Fund
International Equity Allocation Fund
International Opportunities Equity Allocation Fund
Special Situations Fund	0.15%		0.055%
Strategic Opportunities Allocation Fund
U.S. Equity Allocation Fund
World Opportunities Equity Allocation Fund

For each Fund, the Manager has contractually agreed to reimburse the Fund for its “Specified Operating Expenses” (as defined below). Any such reimbursements are paid to a Fund concurrently with the Fund’s payment of management fees to the Manager. Subject to the exclusions noted

139

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

below, “Specified Operating Expenses” means only the following expenses to the extent that they are borne by a Fund: audit expenses, fund accounting expenses, pricing service expenses, non-investment related tax expenses, transfer agency expenses, non-investment related legal expenses provided to the Funds by or at the direction of the Manager, federal securities law filing expenses, printing expenses, state and federal registration fees and custody expenses.

For each Fund that charges a management fee other than Benchmark-Free Allocation Fund, the Manager will waive and/or reduce the Fund’s management fee, but not below zero, to the extent necessary to offset the management fees directly or indirectly paid by the Fund to the Manager as a result of the Fund’s direct or indirect investments in other GMO Funds.

For each Fund that charges a shareholder service fee other than Benchmark-Free Allocation Fund, the Manager will waive and/or reduce the shareholder service fee charged by each class of shares of the Fund, but not below zero, to the extent necessary to offset the shareholder service fees directly or indirectly paid by the class of shares of the Fund to the Manager as a result of the Fund’s direct or indirect investments in other GMO Funds.

These contractual waivers and reimbursements will continue through at least June 30, 2013 for each Fund unless the Funds’ Board of Trustees authorizes their modification or termination, or reduces the fee rates paid to the Manager under the Fund’s management contract or servicing and supplement support agreement.

In addition to the contractual waivers and reimbursements described above, the Manager has voluntarily agreed to waive Alternative Asset Opportunity Fund’s management fee by 0.10%. The Manager may change or terminate this voluntary waiver at any time.

For Benchmark-Free Allocation Fund only, pursuant to the terms of the Fund’s management contract and servicing and supplemental support agreement, the fees payable to the Manager under those agreements are reduced by amounts equal to the management fees and shareholder service fees, respectively, that the Manager receives as a result of the Fund’s investment in underlying GMO Funds.

The Funds’ portion of the gross fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any agents unaffiliated with the Manager during the year ended February 28, 2013 is shown in the table below and included in the Statement of Operations.

Fund Name	Independent Trustees and their legal counsel ($)	Agent unaffiliated with the Manager ($)
Alpha Only Fund	33,197	8,898
Consolidated Alternative Asset Opportunity Fund	19,736	463
Consolidated Benchmark-Free Allocation Fund	39,726	3,639
Benchmark-Free Fund	43,951	13,534
Global Asset Allocation Fund	49,283	14,383
Global Equity Allocation Fund	22,826	6,495
International Equity Allocation Fund	15,799	4,701
International Opportunities Equity Allocation Fund	10,090	3,108
Special Situations Fund	9,375	3,018
Strategic Opportunities Allocation Fund	24,574	7,812
U.S. Equity Allocation Fund	947	106
World Opportunities Equity Allocation Fund	16,388	4,879

140

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

Certain Funds incur fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2013, these indirect fees and expenses expressed as an annualized percentage of the Fund’s average daily net assets were as follows:

Fund Name	Indirect Net Expenses (excluding shareholder service fees)	Indirect Shareholder Service Fees	Indirect Interest Expense	Total Indirect Expenses
Alpha Only Fund	0.363%	0.064%	0.000%	0.427%
Consolidated Alternative Asset Opportunity Fund	0.001%	0.000%	0.000%	0.001%
Consolidated Benchmark-Free Allocation Fund	0.225%	0.045%	0.001%	0.271%
Benchmark-Free Fund	0.483%	0.087%	0.001%	0.571%
Global Asset Allocation Fund	0.444%	0.076%	0.001%	0.521%
Global Equity Allocation Fund	0.454%	0.067%	0.000%	0.521%
International Equity Allocation Fund	0.587%	0.080%	0.000%	0.667%
International Opportunities Equity Allocation Fund	0.509%	0.088%	0.000%	0.597%
Special Situations Fund	0.001%	0.000%	0.000%	0.001%
Strategic Opportunities Allocation Fund	0.417%	0.076%	0.001%	0.494%
U.S. Equity Allocation Fund	0.324%	0.057%	0.000%	0.381%
World Opportunities Equity Allocation Fund	0.424%	0.076%	0.000%	0.500%

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2013 are noted in the table below:

	Purchases ($)	Purchases ($)	Sales ($)	Sales ($)

Fund Name	U.S. Government Securities	Investments (Non-U.S. Government Securities)	U.S. Government Securities	Investments (Non-U.S. Government Securities)
Alpha Only Fund	—	3,892,496,101	—	2,741,420,080
Consolidated Alternative Asset Opportunity Fund	252,057	649,528,335	255,709	48,700,000
Consolidated Benchmark-Free Allocation Fund	—	4,851,374,944	—	747,777,298
Benchmark-Free Fund	—	1,414,597,938	—	1,142,365,389
Global Asset Allocation Fund	—	2,264,734,817	67,470	1,210,435,713
Global Equity Allocation Fund	—	952,276,989	—	452,502,024
International Equity Allocation Fund	—	425,782,695	—	266,093,845
International Opportunities Equity Allocation Fund	—	234,865,390	—	142,481,296
Special Situations Fund	—	250,302,379	—	265,306,226
Strategic Opportunities Allocation Fund	—	763,221,075	—	702,589,067
U.S. Equity Allocation Fund	—	12,271,698	—	1,799,803
World Opportunities Equity Allocation Fund	—	645,117,367	—	428,867,837

141

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

7.	Guarantees

In the normal course of business the Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Funds. Based on experience, the Manager is of the view that the risk of loss to the Funds in connection with the Funds’ indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Funds.

8.	Principal shareholders and related parties as of February 28, 2013

Fund Name	Number of shareholders that hold more than 10% of the outstanding shares of the Fund		Percentage of outstanding shares of the Fund held by those shareholders owning greater than 10% of the outstanding shares of the Fund	Percentage of the shares of the Fund held by senior management of the Manager and GMO Trust officers	Percentage of the Fund’s shares held by accounts for which the Manager has investment discretion
Alpha Only Fund	4	*	93.19%	0.06%	99.82%
Alternative Asset Opportunity Fund	3	**	98.62%	—	100.00%
Benchmark-Free Allocation Fund	1		63.74%	1.33%	3.05%
Benchmark-Free Fund	—		0.00%	—	100.00%
Global Asset Allocation Fund	1	***	11.93%	0.15%	11.93%
Global Equity Allocation Fund	—		0.00%	< 0.01%	0.06%
International Equity Allocation Fund	1	***	19.17%	0.01%	19.17%
International Opportunities Equity Allocation Fund	3		39.02%	< 0.01%	—
Special Situations Fund	3	****	81.60%	—	100.00%
Strategic Opportunities Allocation Fund	1		27.78%	0.02%	99.96%
U.S. Equity Allocation Fund	3		76.07%	0.01%	—
World Opportunities Equity Allocation Fund	4		45.83%	< 0.01%	—

*	Three of the shareholders are other funds of the Trust.
**	Each of the shareholders are other funds of the Trust.
***	This shareholder is another fund managed by GMO.
****	Two of the shareholders are other funds of the Trust.

9.	Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Funds shares were as follows:

	Year Ended February 28, 2013		Year Ended February 29, 2012

	Shares	Amount	Shares	Amount
Alpha Only Fund
Class III:
Shares sold	1,183,182	$28,765,077	684,901	$16,402,422
Shares issued to shareholders in reinvestment of distributions	1,935	47,550	10,138	248,975
Shares repurchased	(607,109)	(14,811,201)	(1,674,249)	(40,176,438)

Net increase (decrease)	578,008	$14,001,426	(979,210)	$(23,525,041)

142

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

	Year Ended February 28, 2013		Year Ended February 29, 2012

	Shares	Amount	Shares	Amount
Class IV:
Shares sold	84,662,488	$2,065,839,670	107,920,481	$2,619,926,096
Shares issued to shareholders in reinvestment of distributions	302,200	7,431,105	1,199,949	29,482,733
Shares repurchased	(31,550,019)	(770,380,453)	(104,875,812)	(2,572,355,968)

Net increase (decrease)	53,414,669	$1,302,890,322	4,244,618	$77,052,861

Alternative Asset Opportunity Fund
Class III:
Shares sold	30,023,131	$904,821,692	2,191,918	$67,755,155
Shares repurchased	—	—	(1,501,700)	(47,355,754)

Net increase (decrease)	30,023,131	$904,821,692	690,218	$20,399,401

Benchmark-Free Allocation Fund
Class III:
Shares sold	42,604,188	$1,057,446,020	9,762,126	$223,058,694
Shares issued to shareholders in reinvestment of distributions	186,580	4,641,672	1,073,088	24,625,814
Shares repurchased	(9,878,308)	(252,879,064)	(145,647,884)	(3,338,178,485)
Purchase premiums	—	1,298,448	—	12,525
Redemption fees	—	741	—	122,366

Net increase (decrease)	32,912,460	$810,507,817	(134,812,670)	$(3,090,359,086)

	Period from December 11, 2012 (commencement of operations) through February 28, 2013

	Shares	Amount
Class IV:
Shares sold	27,340,869	$690,612,412
Shares issued to shareholders in reinvestment of distributions	71,428	1,783,556
Shares repurchased	(388)	(10,000)
Purchase premiums	—	222,986

Net increase (decrease)	27,411,909	$692,608,954

143

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

	Period from March 1, 2012 (commencement of operations) through February 28, 2013

	Shares	Amount
Benchmark-Free Allocation Fund (continued)
Class MF:
Shares sold	113,938,649	$2,794,339,449
Shares issued to shareholders in reinvestment of distributions	553,925	13,753,375
Shares repurchased	(63,751)	(1,509,790)
Purchase premiums	—	3,348,672
Redemption fees	—	1,195

Net increase (decrease)	114,428,823	$2,809,932,901

	Year Ended February 28, 2013		Period from June 15, 2011 (commencement of operations) through February 29, 2012
Benchmark-Free Fund
Class III:
Shares sold	8,342,306	$172,037,177	168,675,009	$3,389,553,437
Shares issued to shareholders in reinvestment of distributions	10,629,226	218,779,932	3,878,354	76,752,632
Shares repurchased	(3,465,062)	(71,933,455)	(3,242,389)	(66,329,907)
Purchase premiums	—	139,242	—	108,277
Redemption fees	—	46,367	—	1,869

Net increase (decrease)	15,506,470	$319,069,263	169,310,974	$3,400,086,308

	Year Ended February 28, 2013		Year Ended February 29, 2012

	Shares	Amount	Shares	Amount
Global Asset Allocation Fund
Class III:
Shares sold	125,182,359	$1,328,700,300	61,792,587	$628,237,736
Shares issued to shareholders in reinvestment of distributions	10,190,943	108,125,903	7,787,524	77,063,444
Shares repurchased	(45,844,718)	(482,976,480)	(60,583,148)	(615,202,283)
Purchase premiums	—	1,275,100	—	557,982
Redemption fees	—	428,093	—	429,355

Net increase (decrease)	89,528,584	$955,552,916	8,996,963	$91,086,234

Global Equity Allocation Fund
Class III:
Shares sold	66,734,770	$570,867,176	34,195,251	$284,107,090
Shares issued to shareholders in reinvestment of distributions	18,696,692	154,244,521	6,036,549	47,632,532
Shares repurchased	(20,100,329)	(170,509,288)	(20,201,960)	(168,170,506)
Purchase premiums	—	489,107	—	304,054
Redemption fees	—	187,787	—	174,241

Net increase (decrease)	65,331,133	$555,279,303	20,029,840	$164,047,411

144

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

	Year Ended February 28, 2013		Year Ended February 29, 2012

	Shares	Amount	Shares	Amount

International Equity Allocation Fund
Class III:
Shares sold	32,118,209	$312,628,321	19,059,781	$179,449,552
Shares issued to shareholders in reinvestment of distributions	4,032,122	41,081,828	2,822,119	25,821,337
Shares repurchased	(20,247,711)	(195,804,476)	(23,229,988)	(246,685,059)
Purchase premiums	—	614,603	—	351,209
Redemption fees	—	367,771	—	501,620

Net increase (decrease)	15,902,620	$158,888,047	(1,348,088)	$(40,561,341)

International Opportunities Equity Allocation Fund
Class III:
Shares sold	9,059,323	$126,443,969	12,114,548	$174,103,506
Shares issued to shareholders in reinvestment of distributions	1,841,320	26,735,963	1,462,354	18,630,396
Shares repurchased	(4,252,988)	(60,770,407)	(7,409,477)	(103,265,373)

Net increase (decrease)	6,647,655	$92,409,525	6,167,425	$89,468,529

Special Situations Fund
Class III:
Shares sold	1,090,189	$28,393,064	979,666	$26,421,133
Shares repurchased	(1,320,555)	(34,008,100)	(351,839)	(9,392,841)

Net increase (decrease)	(230,366)	$(5,615,036)	627,827	$17,028,292

Class VI:
Shares sold	8,504,266	$223,395,607	13,130,882	$354,291,511
Shares repurchased	(7,256,801)	(192,457,709)	(12,408,110)	(334,950,383)

Net increase (decrease)	1,247,465	$30,937,898	722,772	$19,341,128

Strategic Opportunities Allocation Fund
Class III:
Shares sold	4,226,212	$90,910,743	16,230,364	$333,857,009
Shares issued to shareholders in reinvestment of distributions	8,815,218	182,034,234	2,320,244	46,474,494
Shares repurchased	(7,158,276)	(156,243,122)	(7,750,398)	(155,890,060)
Purchase premiums	—	9,941	—	—
Redemption fees	—	7,745	—	—

Net increase (decrease)	5,883,154	$116,719,541	10,800,210	$224,441,443

U.S. Equity Allocation Fund
Class III:
Shares sold	273,231	$7,807,789	107,418	$2,779,777
Shares issued to shareholders in reinvestment of distributions	66,247	1,901,866	67,257	1,754,750
Shares repurchased	(60,337)	(1,799,664)	(1,605,752)	(41,540,253)

Net increase (decrease)	279,141	$7,909,991	(1,431,077)	$(37,005,726)

145

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

	Year Ended February 28, 2013		Year Ended February 29, 2012

	Shares	Amount	Shares	Amount
World Opportunities Equity Allocation Fund
Class III:
Shares sold	15,977,360	$313,330,034	4,230,014	$78,755,526
Shares issued to shareholders in reinvestment of distributions	2,296,490	46,343,171	1,315,879	23,949,004
Shares repurchased	(9,148,660)	(187,141,359)	(5,049,694)	(92,755,330)

Net increase (decrease)	9,125,190	$172,531,846	496,199	$9,949,200

10.	Investments in affiliated issuers

A summary of the Funds’ transactions in the shares of other funds of the Trust during the year ended February 28, 2013 is set forth below:

Affiliate	Value, beginning of period	Purchases		Sales Proceeds		Dividend Income	Distributions of Realized Gains	Value, end of period
Alpha Only Fund
GMO International Growth Equity Fund, Class IV	$371,621,126	$252,344,121		$191,414,600		$15,572,318	$—	$472,693,875
GMO International Intrinsic Value Fund, Class IV	557,233,684	697,987,877		214,296,300		30,137,647	—	1,100,163,857
GMO Quality Fund, Class VI	603,807,351	208,642,715		794,583,492	*	7,921,058	29,455,256	—
GMO U.S. Core Equity Fund, Class VI	310,897,414	263,495,817		93,606,100		9,612,031	—	523,090,853
GMO U.S. Flexible Equities Fund, Class VI	—	1,030,267,718	**	97,388,600		9,584,283	28,152,221	965,757,640
GMO U.S. Treasury Fund	50,921,848	1,398,137,787		1,332,505,000		127,666	10,121	116,540,642

Totals	$1,894,481,423	$3,859,876,035		$2,723,794,092		$72,955,003	$57,617,598	$3,178,246,867

* $715,624,592 was redeemed in-kind.
** $715,624,592 was purchased in-kind.

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Return of Capital	Value, end of period
Consolidated Alternative Asset Opportunity Fund
GMO Short-Duration Collateral Fund	$4,714,481	$—	$—	$43,888	$—	$2,141,147	$3,084,979
GMO U.S. Treasury Fund	15,670,612	649,528,335	48,700,000	293,430	34,906	—	616,498,947

Totals	$20,385,093	$649,528,335	$48,700,000	$337,318	$34,906	$2,141,147	$619,583,926

Consolidated Benchmark-Free Allocation Fund
GMO Alpha Only Fund, Class IV	$21,013,573	$1,115,502,979	$30,000	$800,246	$—	$—	$1,129,748,983
GMO Alternative Asset Opportunity Fund	1,338,981	482,394,401	—	—	—	—	489,287,387
GMO Currency Hedged International Equity Fund, Class III	17,676,489	—	17,828,942	—	—	—	—
GMO Debt Opportunities Fund, Class VI	1,547,578	259,578,032	—	2,643,057	3,247,595	—	267,402,815
GMO Emerging Country Debt Fund, Class IV	2,307,559	123,156,272	—	4,672,676	—	—	127,099,623
GMO Emerging Markets Fund, Class VI	12,431,619	—	10,511,120	—	—	—	—
GMO Flexible Equities Fund, Class VI	7,960,464	112,238,350	—	2,075,275	—	—	141,469,403
GMO Quality Fund, Class VI	31,909,928	—	32,073,499	—	—	—	—
GMO Special Situations Fund, Class VI	4,714,131	30,103,011	35,090,449	—	—	—	—
GMO Strategic Fixed Income Fund, Class VI	12,657,138	430,651	13,324,631	430,651	—	—	—
GMO U.S. Treasury Fund***	—	50,003,747	50,003,747	5,847	—	—	—
GMO World Opportunity Overlay Fund	792,223	—	791,893	—	—	—	—

Totals	$114,349,683	$2,173,407,443	$159,654,281	$10,627,752	$3,247,595	$—	$2,155,008,211

146

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

Affiliate	Value, beginning of period	Purchases		Sales Proceeds		Dividend Income	Distributions of Realized Gains	Return of Capital	Value, end of period
Benchmark-Free Fund
GMO Alpha Only Fund, Class IV	$651,434,959	$94,343,133		$293,527,548		$1,677,066	$—	$—	$457,131,993
GMO Alternative Asset Opportunity Fund	42,409,888	143,709,650		—		—	—	—	188,187,832
GMO Currency Hedged International Equity Fund, Class III	538,245,769	447,887,173		164,203,370		26,768,551	13,643,471	—	927,521,659
GMO Debt Opportunities Fund, Class VI	52,471,767	102,869,420		—		2,373,020	3,055,562	—	162,220,146
GMO Emerging Country Debt Fund, Class IV	66,358,364	31,250,057		—		7,298,970	—	—	102,994,675
GMO Emerging Markets Fund, Class VI	387,955,031	172,688,967		78,933,672		10,540,712	—	—	490,803,797
GMO Flexible Equities Fund, Class VI	241,557,893	5,322,789		118,868,580		2,950,333	—	—	128,814,066
GMO Quality Fund, Class VI	989,379,246	114,027,908		205,532,261		20,678,359	70,229,128	—	918,524,954
GMO Risk Premium Fund, Class VI	—	235,420,695		—		—	—	—	243,009,116
GMO Special Situations Fund, Class VI	147,045,737	45,294,198		9,432,843		—	—	—	175,541,690
GMO Strategic Fixed Income Fund, Class VI	376,043,671	21,783,948		249,340,047		19,002,433	—	—	146,772,924
GMO World Opportunity Overlay Fund	22,536,458	—		22,527,068		—	—	—	—

Totals	$3,515,438,783	$1,414,597,938		$1,142,365,389		$91,289,444	$86,928,161	$—	$3,941,522,852

Global Asset Allocation Fund
GMO Alpha Only Fund, Class IV	$545,483,395	$339,061,729		$155,339,845		$1,955,896	$—	$—	$729,162,436
GMO Alternative Asset Opportunity Fund	—	266,281,755		—		—	—	—	269,060,669
GMO Asset Allocation Bond Fund, Class VI	37,422,271	10,105,159		47,079,639		19,942	425,925	—	—
GMO Currency Hedged International Equity Fund, Class III	305,884,173	175,643,395		266,370,647		7,257,099	3,772,605	—	248,043,903
GMO Debt Opportunities Fund, Class VI	—	116,254,327		230,354		1,678,217	2,036,990	—	119,450,615
GMO Domestic Bond Fund, Class VI	68,231,741	—		—		571,017	—	28,628,055	45,628,493
GMO Emerging Country Debt Fund, Class IV	18,059,084	101,406,057		—		6,793,686	—	—	121,041,373
GMO Emerging Markets Fund, Class VI	316,523,512	179,491,177		42,525,818		9,403,158	—	—	455,385,222
GMO Flexible Equities Fund, Class VI	147,961,994	18,438,058		71,013,007		1,951,430	—	—	100,158,243
GMO International Core Equity Fund, Class VI	361,549,979	272,847,041		44,285,441		18,051,905	—	—	622,763,298
GMO International Growth Equity Fund, Class IV	58,092,988	27,624,197		56,427,800		1,071,429	—	—	28,498,947
GMO International Intrinsic Value Fund, Class IV	175,325,690	166,865,423		3,714,661		9,751,136	—	—	358,974,608
GMO Quality Fund, Class VI	985,774,092	130,668,600		1,081,219,502	*	11,677,153	43,858,226	—	—
GMO Risk Premium Fund, Class VI	—	113,895,001		—		—	—	—	117,555,180
GMO Short-Duration Investment Fund, Class III	2,970,832	6,107		3,003,828	#	6,107	—	—	—
GMO Special Purpose Holding Fund	—	3,837	##	—		—	—	—	3,289
GMO Special Situations Fund, Class VI	147,454,549	45,668,440		19,940,879		—	—	—	165,745,642
GMO Strategic Fixed Income Fund, Class VI	385,788,871	42,406,653		132,444,209		26,681,855	—	—	296,449,409
GMO US Flexible Equities Fund, Class VI	—	1,279,553,570	**	269,573,619		11,195,786	32,885,742	—	1,064,789,143
GMO World Opportunity Overlay Fund	24,388,538	—		24,632,423		—	—	—	—

Totals	$3,580,911,709	$3,286,220,526		$2,217,801,672		$108,065,816	$82,979,488	$28,628,055	$4,742,710,470

* $1,021,481,870 was redeemed in-kind. ** $1,021,481,870 was purchased in-kind. # $3,837 was redeemed in-kind. ## $3,837 was purchased in-kind.

147

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

Affiliate	Value, beginning of period	Purchases		Sales Proceeds		Dividend Income	Distributions of Realized Gains	Value, end of period
Global Equity Allocation Fund
GMO Alpha Only Fund, Class IV	$16,201,987	$—		$16,430,184		$—	$—	$—
GMO Currency Hedged International Equity Fund, Class III	123,326,682	78,560,675		61,858,173		4,725,253	2,419,641	155,882,479
GMO Emerging Markets Fund, Class VI	216,367,860	124,300,241		16,317,303		7,063,165	—	325,125,624
GMO Flexible Equities Fund, Class VI	63,427,170	15,497,666		46,967,248		885,495	—	35,579,121
GMO International Core Equity Fund, Class VI	317,912,673	214,336,694		83,689,196		14,323,742	—	469,254,168
GMO International Growth Equity Fund, Class IV	33,921,927	29,382,360		34,289,766		719,873	—	30,002,710
GMO International Intrinsic Value Fund, Class IV	121,030,322	146,113,096		7,219,998		8,141,635	—	278,726,153
GMO Quality Fund, Class VI	662,574,369	135,700,621		771,239,616	*	8,231,106	32,193,701	—
GMO Short-Duration Investment Fund, Class III	140,804	286		142,353	#	286	—	—
GMO Special Purpose Holding Fund	—	179	##	—		—	—	154
GMO SPV I, LLC	26	—		—		—	—	30
GMO U.S. Core Equity Fund, Class VI	81,964,155	12,314,262		23,912,201		1,629,733	—	77,632,724
GMO U.S. Flexible Equities Fund, Class VI	—	947,809,878	**	142,174,959		8,963,793	26,329,637	848,494,082

Totals	$1,636,867,975	$1,704,015,958		$1,204,240,997		$54,684,081	$60,942,979	$2,220,697,245

* $751,738,792 was redeemed in-kind. ** $751,738,792 was purchased in-kind. # $179 was redeemed in-kind. ## $179 was purchased in-kind.

International Equity Allocation Fund
GMO Emerging Markets Fund, Class VI	$285,326,259	$101,764,793		$25,133,777		$7,828,211	$—	$357,138,077
GMO Flexible Equities Fund, Class VI	48,831,797	11,034,997		17,647,897		902,899	—	45,162,963
GMO International Growth Equity Fund, Class IV	343,220,957	90,424,105		170,967,630		11,250,272	—	285,931,562
GMO International Intrinsic Value Fund, Class IV	489,641,808	222,558,800		52,344,541		22,464,595	—	696,941,748

Totals	$1,167,020,821	$425,782,695		$266,093,845		$42,445,977	$—	$1,385,174,350

International Opportunities Equity Allocation Fund
GMO Emerging Markets Fund, Class VI	$—	$17,061,528		$—		$384,449	$—	$19,089,766
GMO Flexible Equities Fund, Class VI	48,478,625	4,277,415		13,051,263		915,336	—	43,798,347
GMO International Growth Equity Fund, Class IV	315,915,227	35,073,754		96,333,043		10,216,076	—	278,348,071
GMO International Intrinsic Value Fund, Class IV	445,960,050	178,452,693		33,096,990		18,939,467	—	625,555,137

Totals	$810,353,902	$234,865,390		$142,481,296		$30,455,328	$—	$966,791,321

Special Situations Fund
GMO U.S. Treasury Fund	$690,885,151	$201,781,549		$250,000,000		$729,352	$52,197	$642,686,692

Totals	$690,885,151	$201,781,549		$250,000,000		$729,352	$52,197	$642,686,692

148

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

Affiliate	Value, beginning of period	Purchases		Sales Proceeds		Dividend Income	Distributions of Realized Gains	Return of Capital	Value, end of period
Strategic Opportunities Allocation Fund
GMO Alpha Only Fund, Class IV	$19,822,444	$109,613,661		$66,811,156		$132,493	$—	$—	$62,597,522
GMO Currency Hedged International Equity Fund, Class III	212,591,450	72,838,224		163,726,688		4,269,489	2,241,889	—	142,477,873
GMO Debt Opportunities Fund, Class VI	—	75,521,059		—		1,193,011	1,565,350	—	78,618,929
GMO Domestic Bond Fund, Class VI	17,738,129	—		—		148,447	—	7,442,403	11,861,988
GMO Emerging Country Debt Fund, Class IV	13,063,981	47,836,716		—		3,655,462	—	—	62,062,358
GMO Emerging Markets Fund, Class VI	39,335,795	29,351,747		24,040,909		841,371	—	—	45,375,997
GMO Flexible Equities Fund, Class VI	106,384,382	3,075,700		30,683,061		1,744,478	—	—	84,933,948
GMO International Growth Equity Fund, Class IV	177,498,869	51,278,286		67,545,984		5,919,780	—	—	174,154,916
GMO International Intrinsic Value Fund, Class IV	338,612,379	168,186,273		25,539,745		14,966,235	—	—	508,373,819
GMO Quality Fund, Class VI	764,618,261	66,423,034		805,080,232	*	8,962,249	33,759,980	—	—
GMO Risk Premium Fund, Class VI	—	73,354,583		—		—	—		75,746,033
GMO Special Situations Fund, Class VI	98,200,349	18,119,250		51,198,486		—	—	—	63,120,913
GMO Strategic Fixed Income Fund, Class VI	180,657,308	13,498,187		79,709,040		11,350,885	—	—	114,412,850
GMO U.S. Core Equity Fund, Class VI	32,523,995	584,285		35,755,434		151,763	—	—	—
GMO U.S. Flexible Equities Fund, Class VI	—	820,871,111	**	125,710,061		7,705,065	22,632,335	—	736,384,617
GMO World Opportunity Overlay Fund	9,228,390	—		9,320,674		—	—	—	—

Totals	$2,010,275,732	$1,550,552,116		$1,485,121,470		$61,040,728	$60,199,554	$7,442,403	$2,160,121,763

* $787,331,041 was redeemed in-kind. ** $787,331,041 was purchased in-kind.

U.S. Equity Allocation Fund
GMO Quality Fund, Class VI	$32,804,306	$5,826,148		$37,329,219	*	$427,061	$1,588,381	—	$—
GMO U.S. Core Equity Fund, Class VI	30,986,422	4,497,193		991,054		768,713	—	—	38,283,951
GMO U.S. Flexible Equities Fund, Class VI	—	38,937,040	**	751,467		419,443	1,232,043	—	40,220,813
GMO U.S. Small/Mid Cap Fund, Class III	1,427,171	283,254		—		33,207	—	—	1,979,369

Totals	$65,217,899	$49,543,635		$39,071,740		$1,648,424	$2,820,424	$—	$80,484,133

* $37,271,937 was redeemed in-kind. ** $37,271,937 was purchased in-kind.

World Opportunities Equity Allocation Fund
GMO Currency Hedged International Equity Fund, Class III	$107,204,495	$65,009,670		$77,066,734		$3,452,015	$1,773,239	$—	$105,584,819
GMO Emerging Markets Fund, Class VI	—	30,136,422		3,076,836		666,489	—	—	30,728,573
GMO Flexible Equities Fund, Class VI	49,265,004	8,131,818		29,037,710		680,710	—	—	30,425,117
GMO International Growth Equity Fund, Class IV	146,508,832	83,249,998		87,820,191		5,056,357	—	—	153,982,276
GMO International Intrinsic Value Fund, Class IV	276,646,189	214,318,197		45,521,881		14,268,658	—	—	474,047,552
GMO Quality Fund, Class VI	546,462,743	161,073,379		682,621,729	*	7,069,390	29,027,750	—	—
GMO U.S. Core Equity Fund, Class VI	109,071,465	20,432,652		64,490,039		1,693,546	—	—	74,987,226
GMO U.S. Flexible Equities Fund, Class VI	—	739,545,348	**	116,012,834		6,702,609	19,687,788	—	662,034,180

Totals	$1,235,158,728	$1,321,897,484		$1,105,647,954		$39,589,774	$50,488,777	$—	$1,531,789,743

* $676,780,117 was redeemed in-kind. ** $676,780,117 was purchased in-kind.

***	Owned by Implementation Fund

149

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2013

11.	Subsequent Events

In March 2013, GMO SPV I, LLC, an investment of certain funds through their holdings of SPHF, received $30,275,329 (of which SPHF received its pro rata portion) in connection with the final settlement related to its investment in the NPF Securities.

Additionally, in March 2013, the Board of Trustees of GMO Trust approved the liquidation of SPHF. It is expected that the Fund will liquidate in 2013.

Subsequent to February 28, 2013, U.S. Equity Allocation Fund received redemption requests in the amount of $45,210,639.

150

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and Shareholders of GMO Alpha Only Fund, GMO Alternative Asset Opportunity Fund, GMO Benchmark-Free Allocation Fund, GMO Benchmark-Free Fund, GMO Global Asset Allocation Fund, GMO Global Equity Allocation Fund, GMO International Equity Allocation Fund, GMO International Opportunities Equity Allocation Fund, GMO Special Situations Fund, GMO Strategic Opportunities Allocation Fund, GMO U.S. Equity Allocation Fund, and GMO World Opportunities Equity Allocation Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Alpha Only Fund, GMO Alternative Asset Opportunity Fund (Consolidated), GMO Benchmark-Free Allocation Fund (Consolidated), GMO Benchmark-Free Fund, GMO Global Asset Allocation Fund, GMO Global Equity Allocation Fund, GMO International Equity Allocation Fund, GMO International Opportunities Equity Allocation Fund, GMO Special Situations Fund, GMO Strategic Opportunities Allocation Fund, GMO U.S. Equity Allocation Fund, and GMO World Opportunities Equity Allocation Fund (collectively, the “Funds”), at February 28, 2013, the results of each of their operations, the changes in each of their net assets, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2013 by correspondence with the custodian, transfer agent, and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 23, 2013

151

GMO Trust Funds

(A Series of GMO Trust)

Fund Expenses

February 28, 2013 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2013.

As a shareholder of the Funds, you may in incur two types of costs: (1) transactions costs, including purchase premium and redemption fees, if applicable; and (2) ongoing costs, including direct and/or indirect management fees, direct and/or indirect shareholder services fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in Dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2012 through February 28, 2013.

Actual Expenses

This section of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

This section of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, this section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual			Hypothetical
	Beginning Account Value September 1, 2012	Ending Account Value February 28, 2013	Expenses Paid During the Period*	Beginning Account Value September 1, 2012	Ending Account Value February 28, 2013	Expenses Paid During the Period*	Annualized Net Expense Ratio
Alpha Only Fund
Class III	$1,000.00	$ 984.60	$3.25	$1,000.00	$1,021.52	$3.31	0.66%
Class IV	$1,000.00	$ 984.60	$2.95	$1,000.00	$1,021.82	$3.01	0.60%
Alternative Asset Opportunity Fund
Core Class	$1,000.00	$1,009.60	$3.74	$1,000.00	$1,021.08	$3.76	0.75%
Benchmark-Free Allocation Fund
Class III	$1,000.00	$1,064.50	$4.15	$1,000.00	$1,020.78	$4.06	0.81%
Class IV**	$1,000.00	$1,039.90	$1.66	$1,000.00	$1,021.08	$1.64	0.75%
Class MF	$1,000.00	$1,064.20	$3.89	$1,000.00	$1,021.03	$3.81	0.76%
Benchmark-Free Fund
Class III	$1,000.00	$1,072.80	$2.98	$1,000.00	$1,021.92	$2.91	0.58%
Global Asset Allocation Fund
Class III	$1,000.00	$1,061.20	$2.66	$1,000.00	$1,022.22	$2.61	0.52%
Global Equity Allocation Fund
Class III	$1,000.00	$1,094.40	$2.70	$1,000.00	$1,022.22	$2.61	0.52%
International Equity Allocation Fund
Class III	$1,000.00	$1,121.50	$3.52	$1,000.00	$1,021.47	$3.36	0.67%
International Opportunities Equity Allocation Fund
Class III	$1,000.00	$1,125.00	$3.16	$1,000.00	$1,021.82	$3.01	0.60%
Strategic Opportunities Allocation Fund
Class III	$1,000.00	$1,083.60	$2.58	$1,000.00	$1,022.32	$2.51	0.50%
Special Situations Fund
Class III	$1,000.00	$ 943.20	$2.51	$1,000.00	$1,022.22	$2.61	0.52%
Class VI	$1,000.00	$ 943.90	$2.07	$1,000.00	$1,022.66	$2.16	0.43%

152

GMO Trust Funds

(A Series of GMO Trust)

Fund Expenses — (Continued)

February 28, 2013 (Unaudited)

	Actual			Hypothetical
	Beginning Account Value September 1, 2012	Ending Account Value February 28, 2013	Expenses Paid During the Period*	Beginning Account Value September 1, 2012	Ending Account Value February 28, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
U.S. Equity Allocation Fund
Class III	$1,000.00	$1,064.70	$1.95	$1,000.00	$1,022.91	$1.91	0.38%
World Opportunities Equity Allocation Fund
Class III	$1,000.00	$1,092.00	$2.65	$1,000.00	$1,022.27	$2.56	0.51%

*	Expenses are calculated using each Class’s annualized expense ratio (including indirect expenses incurred) for the six months ended February 28, 2013, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

**	For the period December 11, 2012 (commencement of operations) through February 28, 2013. Expense is calculated using the Class’s annualized net expense ratio for the period ended February 28, 2013, multiplied by the average account value over the period, multiplied by 79 days in the period, divided by 365 days in the year.

153

GMO Trust

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2013 (Unaudited)

The following information is being provided in order to meet reporting requirements set forth by the Code and/or to meet state-specific requirements. Shareholders should consult their tax advisors.

With respect to distributions paid, the applicable RIC Funds designate the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year-ended February 28, 2013:

Fund Name	Dividend Received Deduction (corporate shareholders)(1)	Qualified Dividend Income (non-corporate shareholders)(1)	Short-Term Capital Gain Dividends(2) ($)	Long-Term Capital Gain Distributions ($)	Foreign Taxes Paid(3) ($)	Foreign Source Income(3) ($)
Alpha Only Fund	100.00%	100.00%	—	—	3,377,376	10,907,927
Benchmark-Free Allocation Fund	29.09%	82.50%	—	—	—	—
Benchmark-Free Fund	13.47%	48.68%	23,821,123	83,016,129	5,363,236	51,874,919
Global Asset Allocation Fund	17.98%	61.15%	—	—	5,638,033	55,632,605
Global Equity Allocation Fund	23.16%	77.84%	7,959,239	99,821,737	3,572,731	39,749,735
International Equity Allocation Fund	—	91.87%	—	—	3,893,586	43,790,065
International Opportunities Equity Allocation Fund	—	90.00%	—	—	2,226,721	30,435,067
Strategic Opportunities Allocation Fund	21.33%	65.30%	—	116,148,176	2,264,350	29,299,553
U.S. Equity Allocation Fund	80.80%	91.28%	—	—	—	—
World Opportunities Equity Allocation Fund	28.21%	83.84%	—	—	1,890,892	25,247,728

(1)	Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.
(2)	These amounts are generally exempt from U.S. withholding taxes for non-U.S. shareholders, provided certain conditions are satisfied by both the RIC Funds and the RIC Funds’ shareholders.
(3)	The RIC Funds expect to elect to treat foreign taxes attributed to foreign source income from certain of its investments, as if incurred directly by the RIC Funds’ shareholders.

In early 2014, the RIC Funds will notify applicable shareholders of amounts for use in preparing 2013 U.S. federal income tax forms.

154

Trustees and Officers (Unaudited)

The following tables present information regarding each Trustee and officer of the Trust as of February 28, 2013. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1] Overseen	Other Directorships Held in the Past Five Years
Donald W. Glazer, Esq. DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises.	56	None.

Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Peter Moores Dean and Professor of Finance, University of Oxford Saïd Business School (as of July 1, 2011); Sylvan C. Coleman Professor of Financial Management, Harvard Business School (1989 – 2011).	56	Trustee of State Street Navigator Securities Lending Trust (2 Portfolios).

Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	56	Director of Courier Corporation (a book publisher and manufacturer).
Interested Trustee and Officer:
Joseph B. Kittredge, Jr.[3] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer of the Trust since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present).	74	None.

[1]	The Fund Complex includes series of each of GMO Trust and GMO Series Trust. Mr. Kittredge also serves as a Trustee of GMO Series Trust.

[2]	As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2010 and December 31, 2011 these entities paid $1,238,183 and $230,579 respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

[3]	Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above.

155

Officers:

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years[1]
Joseph B. Kittredge, Jr. DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer of the Trust since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present).

Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Treasury and Tax (December 2006 – present), Fund Treasury and Tax Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Treasury and Tax, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Treasury and Tax, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley[4] DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Fund Treasury and Tax, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003 – 2007).

Jason Nagler DOB: 08/12/1982	Assistant Treasurer	Since September 2011.	Fund Treasury and Tax, Grantham, Mayo, Van Otterloo & Co. LLC (August 2009 – present); Audit Senior at Deloitte (August 2007 – August 2009); Audit Staff at Deloitte (January 2005 – August 2007).

John McGinty DOB: 08/11/1962	Chief Compliance Officer	Since March 2011.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009 – present); Senior Vice President and Deputy General Counsel (January 2007 – July 2009), Vice President and Associate General Counsel (February 2006 – December 2006), Fidelity Investments.

Jason B. Harrison DOB: 01/29/1977	Chief Legal Officer, Vice President – Law and Clerk	Chief Legal Officer since October 2010; Vice President – Law since October 2010; Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (February 2006 – present).

David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present).

Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (March 2000 – present).

Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present).

Heather S. Mahoney DOB: 6/10/1974	Vice President and Assistant Clerk	Since March 2011.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (July 2004 – present).

Cheryl Wakeham DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (June 1993 – present).

[1]	Each of Messrs. Burnett, Bohan, Kittredge, and Pottle and Mses. Trinque, and Mahoney serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser. Each officer listed in the table above also serves as an officer of GMO Series Trust.

[4]	Effective March 27, 2013, Carolyn Haley no longer serves as an Assistant Treasurer of the Funds.

156

GMO Implementation Fund

Annual Report

February 28, 2013

For a free copy of the Fund’s proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available on GMO’s website at www.gmo.com, or on the Securities and Exchange Commission’s website at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a private placement memorandum, which contains a complete discussion of the risks associated with an investment in this Fund and other important information. The private placement memorandum can be obtained by calling 1-617-346-7646 (collect).

Implementation Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Although GMO Implementation Fund does not seek to control risk relative to any securities market index or benchmark, a discussion of the Fund’s performance relative to the CPI Index is included for comparative purposes.

Since inception on March 1, 2012, GMO Implementation Fund returned +13.0% for the fiscal period ended February 28, 2013, as compared with +1.9% for the CPI Index.

The Fund’s exposures to U.S. quality equities, international equities, and emerging equities drove the majority of outperformance.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice.

2

Implementation Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO Implementation Fund and the CPI Index

As of February 28, 2013

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, please call (617) 330-7500. Performance shown is net of all fees after reimbursement from the Manager. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2013. All information is unaudited.

3

Implementation Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2013 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	87.0%
Short-Term Investments	12.9
Preferred Stocks	1.9
Debt Obligations	0.4
Investment Funds	0.3
Swaps	0.0 ^
Rights/Warrants	0.0 ^
Written Options	0.0 ^
Forward Currency Contracts	0.4
Futures Contracts	(0.1)
Other	(2.8)

100.0%

Country Summary*	% of Investments
United States	34.8%
Japan	11.0
United Kingdom	10.1
France	5.2
China	4.0
Germany	3.7
Brazil	2.9
Italy	2.8
Spain	2.8
Russia	2.7
Switzerland	2.5
South Korea	2.3
Australia	2.2
Indonesia	1.2
Netherlands	1.1
Taiwan	1.0
Belgium	0.9
India	0.9
Thailand	0.9
Hong Kong	0.7
Mexico	0.7
Singapore	0.7
Canada	0.5
Denmark	0.5
South Africa	0.5
Turkey	0.5
Poland	0.4
Czech Republic	0.3
Finland	0.3
Philippines	0.3
Sweden	0.3
Austria	0.2
Ireland	0.2
New Zealand	0.2
Peru	0.2
Egypt	0.1
Greece	0.1
Malaysia	0.1
Norway	0.1

Country Summary*	% of Investments
Portugal	0.1%
Chile	0.0	^
Hungary	0.0	^
Israel	0.0	^
Kazakhstan	0.0	^
Nigeria	0.0	^

	100.0%

Industry Group Summary	% of Equity Investments**
Pharmaceuticals, Biotechnology & Life Sciences	11.8%
Energy	11.5
Food, Beverage & Tobacco	10.4
Software & Services	9.5
Banks	9.0
Telecommunication Services	6.3
Technology Hardware & Equipment	5.7
Materials	5.0
Capital Goods	4.0
Health Care Equipment & Services	3.9
Household & Personal Products	2.8
Utilities	2.7
Food & Staples Retailing	2.7
Automobiles & Components	2.5
Retailing	2.4
Real Estate	1.7
Insurance	1.7
Consumer Services	1.6
Transportation	1.1
Diversified Financials	0.9
Consumer Durables & Apparel	0.9
Semiconductors & Semiconductor Equipment	0.7
Media	0.6
Unknown	0.4
Commercial & Professional Services	0.2

	100.0%

^	Rounds to 0.0%.

*	The table above shows country exposure in the Fund. The table excludes short-term investments. The table excludes exposure through forward currency contracts and includes exposure through other derivative financial instruments, if any. The table takes into account the market value of securities and options and the notional amounts of swap agreements and other derivative financial instruments, if any.

**	Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks and ETFs, if any. This table excludes exposure to derivative contracts, if any. For a summary of derivative contract exposure, if any, see the summary of outstanding financial instruments section of the Schedule of Investments.

4

Implementation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2013

Shares	Description	Value ($)

	COMMON STOCKS — 87.0%

	Australia — 2.2%
59,787	ALS Ltd (Queensland)	713,005
1,305,243	Arrium Ltd	1,589,107
25,542	Australia and New Zealand Banking Group Ltd	746,956
73,024	BHP Billiton Ltd	2,733,884
241,795	Billabong International Ltd	209,982
424,164	BlueScope Steel Ltd *	1,963,210
12,529	Caltex Australia Ltd	254,478
33,442	Commonwealth Bank of Australia	2,292,304
89,081	CSL Ltd	5,458,991
104,333	David Jones Ltd	296,836
929,174	Dexus Property Group (REIT)	1,034,819
1,022,414	Goodman Fielder Ltd *	770,818
283,318	Goodman Group (REIT)	1,343,919
230,054	GPT Group (REIT)	921,782
48,316	Insurance Australia Group Ltd	280,346
305,933	Investa Office Fund (REIT)	950,858
74,227	JB Hi–Fi Ltd	978,996
46,184	Macquarie Group Ltd	1,774,249
781,018	Mirvac Group (REIT)	1,306,781
245,954	Myer Holdings Ltd	699,185
296,749	Pacific Brands Ltd	239,567
390,350	Qantas Airways Ltd *	653,083
487,719	QBE Insurance Group Ltd	6,641,922
832,776	Stockland (REIT)	3,198,570
299,879	TABCORP Holdings Ltd	972,520
156,332	Tatts Group Ltd	508,221
1,574,425	Telstra Corp Ltd	7,369,274
209,915	Westpac Banking Corp	6,585,284
19,122	Woolworths Ltd	682,333

	Total Australia	53,171,280

	Austria — 0.2%
13,566	Andritz AG	956,570
11,376	Erste Group Bank AG *	365,151
49,883	OMV AG	2,166,660
12,322	Raiffeisen International AG	464,486
36,459	Voestalpine AG	1,226,723

	Total Austria	5,179,590

	Belgium — 0.8%
69,805	Ageas	2,371,579
150,563	Anheuser-Busch InBev NV	14,109,982
51,219	Belgacom SA	1,429,057
27,034	Delhaize Group	1,305,100
18,581	KBC Groep NV	686,305

	Total Belgium	19,902,023

Shares	Description	Value ($)

	Brazil — 1.2%
527,200	Banco do Brasil SA	7,015,483
84,000	Banco Santander Brasil SA	610,246
256,200	Banco Santander Brasil SA ADR	1,872,822
33,400	BM&FBovespa SA	226,278
17,900	BR Malls Participacoes SA	231,505
68,700	Centrais Eletricas Brasileiras SA Sponsored ADR	239,763
1,200	Cia de Saneamento Basico do Estado de Sao Paulo *	58,181
1,000	Cia de Saneamento Basico do Estado de Sao Paulo ADR *	48,360
158,200	Cielo SA	4,749,836
3,465	Companhia de Bebidas das Americas	152,804
5,400	Cosan SA Industria e Comercio	127,293
46,100	Diagnosticos da America SA	317,907
41,600	Duratex SA	347,823
51,000	Electrobras (Centro)	179,069
22,100	Grupo BTG Pactual	406,294
57,400	JBS SA *	198,931
19,700	Localiza Rent a Car SA	373,617
7,900	LPS Brasil Consultoria de Imoveis SA	142,882
7,800	Multiplan Empreendimentos Imobiliarios SA	223,234
62,600	Multiplus SA	1,165,409
47,700	Petroleo Brasileiro SA (Petrobras) ADR	699,759
64,600	Qualicorp SA *	722,238
208,400	Rossi Residencial SA	369,548
30,500	Sul America SA	290,762
8,900	Totvs SA	196,714
35,400	Vale SA	676,023
451,400	Vale SA Sponsored ADR	8,572,086

	Total Brazil	30,214,867

	Canada — 1.1%
7,800	Agrium Inc	807,721
11,100	Alimentation Couche Tard Inc	574,993
8,100	Bank of Montreal	504,340
161,300	Bombardier Inc-Class B	649,110
27,900	Canadian National Railway Co	2,831,529
87,200	Canadian Natural Resources Ltd	2,665,255
19,600	Canadian Oil Sands Ltd	401,218
7,400	Canadian Pacific Railway Ltd	900,199
6,400	Canadian Tire Corp Ltd-Class A	427,101
8,600	Dollarama Inc	505,367
87,900	Encana Corp	1,581,135
82,000	First Quantum Minerals Ltd	1,527,486
43,800	Husky Energy Inc	1,346,810
13,900	Magna International Inc	739,312
117,200	Manulife Financial Corp	1,738,822

See accompanying notes to the financial statements.	5

Implementation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Shares	Description	Value ($)

	Canada — (continued)
12,600	Methanex Corp	461,236
21,700	Metro Inc	1,359,130
219,400	Research In Motion Ltd *	2,974,266
32,000	Royal Bank of Canada	1,986,560
72,200	Sherritt International Corp	371,764
112,200	Sun Life Financial Inc	3,134,528
11,000	Teck Resources Ltd-Class B	340,587

	Total Canada	27,828,469

	Chile — 0.0%
19,265	Empresa National de Telecomunicaciones SA	404,804

	China — 3.6%
544,000	Agile Property Holdings Ltd	698,808
13,799,000	Bank of China Ltd-Class H	6,522,285
1,300,000	Bank of Communications Co Ltd-Class H	1,027,558
206,000	Brilliance China Automotive Holdings Ltd *	283,889
2,246,000	China CITIC Bank Corp-Class H	1,433,285
968,000	China Coal Energy Co Ltd-Class H	954,729
1,509,000	China Communications Construction Co Ltd-Class H	1,426,870
884,000	China Communications Services Corp Ltd-Class H	555,118
11,661,000	China Construction Bank-Class H	9,606,398
480,000	China Everbright International Ltd	319,181
376,865	China Everbright Ltd	693,200
930,000	China High Speed Transmission Equipment Group Co Ltd *	462,938
516,000	China Lumena New Materials Corp	122,212
437,000	China Merchants Bank Co Ltd-Class H	946,226
1,391,500	China Minsheng Banking Corp Ltd	1,927,113
1,244,100	China Mobile Ltd	13,661,306
24,200	China Mobile Ltd Sponsored ADR	1,326,160
780,000	China National Building Material Co Ltd-Class H	1,188,442
224,000	China Oilfield Services Ltd-Class H	475,359
498,000	China Overseas Land & Investment Ltd	1,512,283
3,000	China Petroleum & Chemical Corp ADR	340,680
2,266,000	China Petroleum & Chemical Corp-Class H	2,572,995
768,000	China Railway Construction Corp Ltd-Class H	804,085
1,807,000	China Railway Group Ltd-Class H	972,758
76,000	China Resources Land Ltd	222,326
397,500	China Shenhua Energy Co Ltd-Class H	1,503,312
480,000	China Southern Airlines Co Ltd-Class H	263,358

Shares	Description	Value ($)

	China — (continued)
1,400	China Telecom Corp Ltd ADR	72,814
7,276,800	China Telecom Corp Ltd-Class H	3,770,632
1,090,000	China Unicom Hong Kong Ltd	1,587,172
32,700	China Unicom Hong Kong Ltd ADR	476,439
147,000	China Yurun Food Group Ltd *	105,033
578,000	Citic Pacific Ltd	885,020
2,403,000	CNOOC Ltd	4,702,622
2,500	CNOOC Ltd ADR	487,400
231,395	Cosco Pacific Ltd	370,456
537,000	Country Garden Holdings Co *	276,500
1,718,000	Datang International Power Generation Co Ltd	743,174
130,000	Dongfang Electrical Machinery Co Ltd	243,342
1,554,000	Dongfeng Motor Group Co Ltd-Class H	2,272,802
597,000	Geely Automobile Holdings Ltd	326,718
281,100	Great Wall Motor Co Ltd-Class H	1,100,568
590,000	Guangzhou Automobile Group Co Ltd	490,310
246,828	Guangzhou R&F Properties Co Ltd-Class H	417,273
396,000	Harbin Power Equipment Co Ltd	345,218
12,902,265	Industrial and Commercial Bank of China Ltd-Class H	9,249,876
47,300	Inner Mongolia Yitai Coal Co Ltd-Class B	272,462
228,000	Jiangsu Expressway Co Ltd	229,927
114,000	Jiangxi Copper Co Ltd	272,261
252,000	Kunlun Energy Co Ltd	523,257
670,000	Lenovo Group Ltd	745,414
176,000	Longfor Properties	313,385
1,350,000	Lonking Holdings Ltd	362,613
894,000	PetroChina Co Ltd-Class H	1,225,246
80,000	PICC Property & Casualty Co Ltd-Class H	114,568
927,000	Poly Property Group Co Ltd *	659,521
109,000	Shanghai Industrial Holdings Ltd	355,095
536,500	Shimao Property Holdings Ltd	1,078,374
880,000	Skyworth Digital Holdings Ltd	591,093
753,000	Sun Art Retail Group Ltd	1,048,226
332,000	Sunac China Holdings Ltd	257,771
92,000	Weichai Power Co Ltd-Class H	347,072
462,000	Yanzhou Coal Mining Co Ltd-Class H	710,933
752,720	Zijin Mining Group Co Ltd-Class H	257,706

	Total China	89,111,167

	Czech Republic — 0.2%
121,140	CEZ AS	3,641,730
8,816	Komercni Banka AS	1,791,902
17,996	Telefonica 02 Czech Republic AS	297,322

	Total Czech Republic	5,730,954

6	See accompanying notes to the financial statements.

Implementation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Shares	Description	Value ($)

	Denmark — 0.4%
12,514	Coloplast A/S	652,658
19,303	GN Store Nord A/S	345,497
57,745	Novo-Nordisk A/S-Class B	10,095,796

	Total Denmark	11,093,951

	Egypt — 0.1%
313,270	Al Ezz Steel Rebars SAE	462,256
60,923	Commercial International Bank	307,174
11,256	Orascom Construction Industries *	430,573
115,165	Orascom Telecom Holding SAE GDR (Registered Shares) *	363,394
8,502,680	Orascom Telecom Media And Technology Holding SAE	793,033
152,413	Talaat Moustafa Group *	92,480
102,110	Telecom Egypt Co	207,965

	Total Egypt	2,656,875

	Finland — 0.3%
5,940	Kone Oyj-Class B	479,244
49,329	Neste Oil Oyj	739,609
11,785	Nokian Renkaat Oyj	533,759
1,232,851	Nokia Oyj	4,480,016
12,438	Tieto Oyj	288,911

	Total Finland	6,521,539

	France — 4.7%
231,074	Air France–KLM *	2,448,104
983	Arkema SA	99,660
88,333	AXA	1,528,120
98,266	BNP Paribas	5,496,422
34,908	Bouygues SA	983,828
1,652	Casino Guichard-Perrachon SA	165,815
18,567	Compagnie Generale des Etablissements Michelin-Class B	1,653,754
97,842	Credit Agricole SA *	912,864
16,893	Essilor International SA	1,738,960
233,780	France Telecom SA	2,254,796
78,833	GDF Suez	1,488,065
15,477	Gemalto NV	1,406,397
8,666	L’Oreal SA	1,292,777
12,789	Lafarge SA	858,570
39,406	Lagardere SCA	1,403,841
315,099	Peugeot SA *	2,372,718
6,256	Rallye SA	227,774
2,349	Remy Cointreau SA	296,684
93,163	Renault SA	5,884,737
16,604	Safran SA	758,810
364,565	Sanofi	34,428,693
75,507	Societe Generale *	2,878,219
795,957	Total SA	39,738,688

Shares	Description	Value ($)

	France — (continued)
189,455	Vivendi SA	3,974,101
12,681	Zodiac Aerospace	1,424,050

	Total France	115,716,447

	Germany — 2.6%
13,832	Adidas AG	1,257,209
22,447	Allianz SE (Registered)	3,060,335
21,955	Aurubis AG	1,536,996
105,982	Bayer AG (Registered)	10,466,750
7,736	Beiersdorf AG	673,296
12,641	Continental AG	1,479,985
105,342	Deutsche Lufthansa AG (Registered)	2,120,853
25,505	Deutsche Bank AG (Registered)	1,164,420
66,342	Deutsche Post AG (Registered)	1,485,128
11,012	Duerr AG	1,205,491
803,530	E.ON AG	13,386,909
13,320	Lanxess AG	1,124,149
29,767	Leoni AG	1,337,481
21,490	Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	3,854,836
40,016	Premiere AG *	255,184
128,603	RWE AG	4,714,256
22,249	Salzgitter AG	1,057,393
142,516	SAP AG	11,129,111
43,331	Suedzucker AG	1,895,609

	Total Germany	63,205,391

	Greece — 0.1%
26,612	Marfin Investment Group Holdings SA *	14,887
186,605	OPAP SA	1,585,673
97,769	Public Power Corp SA *	961,461

	Total Greece	2,562,021

	Hong Kong — 0.6%
80,000	AAC Technologies Holdings Inc	336,532
4,383,000	Agricultural Bank of China Ltd-Class H	2,256,893
8,000	Baidu Inc Sponsored ADR *	726,080
85,000	Cheung Kong Holdings Ltd	1,319,810
101,400	Chow Tai Fook Jewellery Group Ltd	148,213
845,300	Esprit Holdings Ltd	1,097,441
3,376,000	Evergrande Real Estate Group Ltd	1,648,465
448,000	Galaxy Entertainment Group Ltd *	1,877,032
109,000	Link (REIT)	582,707
171	Melco International Development Ltd	272
6,500	NetEase, Inc. ADR	333,255
36,100	New Oriental Education & Technology Group Sponsored ADR	548,720
560,000	Pacific Basin Shipping Ltd	328,991

See accompanying notes to the financial statements.	7

Implementation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Shares	Description	Value ($)

	Hong Kong — (continued)
38,400	Sands China Ltd	181,874
70,000	Sun Hung Kai Properties Ltd	1,081,446
101,500	Swire Pacific Ltd	1,313,223
62,000	Wharf Holdings Ltd (The)	542,699
177,000	Yue Yuen Industrial Holdings	597,998

	Total Hong Kong	14,921,651

	Hungary — 0.0%
149,887	Magyar Telekom Telecommunications Plc	269,400
1,411	MOL Hungarian Oil and Gas Plc	108,368
16,636	OTP Bank Plc	344,255
1,296	Richter Gedeon Nyrt	197,793

	Total Hungary	919,816

	India — 0.8%
15,908	Aban Offshore Ltd	82,422
53,094	Allahabad Bank	135,638
8,969	Apollo Hospitals Enterprise Ltd	135,708
133,018	Aurobindo Pharma Ltd	395,315
6,664	Axis Bank Ltd GDR	165,873
17,508	Bank of Baroda	225,601
93,778	Bharat Heavy Electricals Ltd	347,566
10,688	Cadila Healthcare Ltd	148,546
170,073	Cairn India Ltd	936,582
41,223	Cipla Ltd	270,866
20,238	Colgate-Palmolive India Ltd	482,365
86,729	Dena Bank (a)	141,999
23,473	Dewan Housing Finance Corp Ltd	71,859
5,692	Grasim Industries Ltd Sponsored GDR	310,044
43,006	HCL Technologies Ltd	573,336
1,899	HDFC Bank Ltd	22,072
11,300	HDFC Bank Ltd ADR	429,965
274,700	Hexaware Technologies Ltd	432,677
434,000	Hindalco Industries Ltd GDR (a)	762,921
285,438	Housing Development & Infrastructure Ltd *	318,910
3,200	ICICI Bank Ltd Sponsored ADR	134,144
567,593	IFCI Ltd	306,462
17,625	IndusInd Bank Ltd	133,695
6,196	Infosys Technologies Ltd	332,734
58,900	Infosys Technologies Ltd Sponsored ADR	3,176,477
33,788	Kotak Mahindra Bank Ltd	408,334
10,341	Lupin Ltd	111,537
294,428	Manappuram Finance Ltd	187,821
66,081	Oil & Natural Gas Corp Ltd	380,155
238,982	Opto Circuits India Ltd	226,005
13,646	Punjab National Bank Ltd (a)	202,449
41,323	Reliance Energy Ltd	316,878

Shares	Description	Value ($)

	India — (continued)
11,304	Reliance Industries Ltd	340,847
614,850	Satyam Computer Services Ltd *	1,342,460
152,407	Sesa Goa Ltd	438,821
1,736	Shree Cement Ltd	138,260
8,530	State Bank of India GDR	713,883
84,542	Sterlite Industries India Ltd	148,008
121,300	Sterlite Industries India Ltd ADR	855,165
38,180	Sun TV Network Ltd	287,542
33,960	Tata Consultancy Services Ltd	949,256
12,400	Tata Motors Ltd Sponsored ADR	336,536
8,038	Tech Mahindra Ltd	154,508
33,145	Wipro Ltd	254,901
67,300	Wipro Ltd ADR	646,080

	Total India	18,913,223

	Indonesia — 1.1%
1,971,500	ACE Hardware Indonesia Tbk PT	148,910
7,223,000	Astra International Tbk PT	5,938,016
112,000	Bank Central Asia Tbk PT	127,288
3,103,670	Bank Mandiri Persero Tbk PT	3,222,994
1,188,500	Bank Negara Indonesia Persero Tbk PT	564,838
2,718,770	Bank Rakyat Indonesia Persero Tbk PT	2,653,627
11,075,500	Bhakti Investama Tbk PT	583,495
774,500	Gajah Tunggal Tbk PT	176,188
4,515,000	Global Mediacom Tbk PT	1,073,597
480,000	Harum Energy Tbk PT	272,634
501,000	Indofood Sukses Makmur Tbk PT	377,721
1,066,000	Indomobil Sukses Internasional Tbk PT	594,682
5,868,000	Kalbe Farma Tbk PT	782,059
4,190,000	Media Nusantara Citra Tbk PT	1,278,095
894,500	Mitra Adiperkasa Tbk PT	721,229
801,000	MNC Sky Vision Tbk PT *	176,116
1,414,500	Perusahaan Gas Negara Persero Tbk PT	701,860
890,500	Ramayana Lestari Sentosa Tbk PT	121,425
833,650	Semen Gresik Persero Tbk PT	1,495,644
43,000	Sumber Alfaria Trijaya Tbk PT	27,449
163,500	Tambang Batubara Bukit Asam Persero Tbk PT	255,363
3,068,500	Telekomunikasi Indonesia Persero Tbk PT	3,415,919
20,600	Telekomunikasi Indonesia Persero Tbk PT Sponsored ADR	915,876
179,500	United Tractors Tbk PT	358,394
633,500	XL Axiata Tbk PT	357,111

	Total Indonesia	26,340,530

8	See accompanying notes to the financial statements.

Implementation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Shares	Description	Value ($)

	Ireland — 0.2%
97,339	C&C Group Plc	621,666
16,990	CRH Plc	369,397
20,275	DCC Plc	711,721
28,952	Kerry Group Plc-Class A	1,623,779
14,182	Paddy Power Plc	1,170,529

	Total Ireland	4,497,092

	Israel — 0.0%
53,975	Africa Israel Investments Ltd *	133,663
13,268	Mellanox Technologies Ltd *	684,036
44,440	Partner Communications Co Ltd	248,543
181	Paz Oil Co Ltd *	27,129

	Total Israel	1,093,371

	Italy — 1.8%
575,056	A2A SPA	308,382
43,471	Azimut Holding SPA	689,330
26,005	Banca Popolare dell’Emilia Romagna Scrl	185,790
3,439,687	Enel SPA	12,414,521
519,686	ENI SPA	11,827,932
16,787	Exor SPA	468,386
116,819	Fiat Industrial SPA	1,415,994
402,788	Fiat SPA *	2,149,735
501,499	Finmeccanica SPA *	2,454,101
3,421	Impregilo SPA	17,773
907,899	Intesa Sanpaolo SPA	1,461,800
109,310	Intesa Sanpaolo SPA-Di RISP	150,312
9,264	Lottomatica Group SPA	213,383
15,085	Luxottica Group SPA	703,707
335,846	Mediaset SPA	741,000
187,250	Mediolanum SPA	1,033,516
129,259	Pirelli & C. SPA	1,496,607
30,935	Recordati SPA	306,594
4,392,912	Telecom Italia SPA	3,230,521
2,600,794	Telecom Italia SPA-Di RISP	1,681,859
236,312	Terna SPA	986,824
3,416	Tod’s SPA	493,124

	Total Italy	44,431,191

	Japan — 9.4%
5,100	3-D Matrix Ltd *	296,736
11,000	ABC-Mart Inc	383,755
998	Accordia Golf Co Ltd	942,569
300	Advance Residence Investment Corp (REIT)	637,260
39,000	Advantest Corp	559,813
272,800	Aeon Co Ltd	3,067,523
91,000	Anritsu Corp	1,345,771
7,300	Arnest One Corp	119,937

Shares	Description	Value ($)

	Japan — (continued)
110,800	Astellas Pharma Inc	5,985,165
8,900	Avex Group Holding Inc	244,536
4,100	Calbee Inc	349,332
53,000	Credit Saison Co Ltd	1,128,221
54,300	Daiei Inc *	135,123
425,000	Daikyo Inc	1,021,111
57,100	Daito Trust Construction Co Ltd	5,109,506
171,000	Daiwabo Holdings Co Ltd	333,627
33,000	Daiwa House Industry Co Ltd	606,530
84,200	Dena Co Ltd	2,361,067
331,000	DIC Corp	662,955
33,800	Eisai Co Ltd	1,505,201
4,600	Fast Retailing Co Ltd	1,262,749
254,000	Fuji Electric Co Ltd	725,319
196,000	Fuji Heavy Industries Ltd	2,934,703
24,700	Fuji Oil Co Ltd	359,726
77,000	Gunze Ltd	194,908
70,000	Hanwa Co Ltd	295,009
1,538,000	Haseko Corp *	1,360,880
17,900	Hikari Tsushin Inc	860,832
258	INPEX Corp	1,369,524
261,000	Isuzu Motors Ltd	1,604,066
464,400	Itochu Corp	5,358,570
3,700	Izumi Co Ltd	81,053
29,600	J Trust Co Ltd	528,222
818,450	Japan Tobacco Inc	25,841,793
121,900	JFE Holdings Inc	2,609,972
145,000	Juki Corp *	224,461
1,120,600	JX Holdings Inc	6,829,249
58,400	K’s Holdings Corp	1,503,471
707,000	Kajima Corp	2,091,155
20,500	Kakaku.com Inc	796,026
45,100	Kao Corp	1,443,196
1,146,000	Kawasaki Kisen Kaisha Ltd *	2,571,975
109,400	KDDI Corp	8,216,569
67,000	Kinugawa Rubber Industrial Co Ltd	324,439
478,000	Kobe Steel Ltd *	644,416
25,386	Kohnan Shoji Co Ltd	309,378
103,000	Kurimoto Ltd	356,371
21,900	Lawson Inc	1,628,859
260,700	Leopalace21 Corp *	950,716
82,000	Look Inc	283,617
447,000	Marubeni Corp	3,260,355
946,000	Mazda Motor Corp *	2,852,509
58,304	Medipal Holdings Corp	753,577
9,500	MEIJI Holdings Co Ltd	408,778
9,900	Misawa Homes Co Ltd	138,978
72,000	Mitsubishi Estate Co Ltd	1,794,901
436,500	Mitsubishi Chemical Holdings Corp	2,046,773
340,400	Mitsubishi Corp	6,743,524

See accompanying notes to the financial statements.	9

Implementation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Shares	Description	Value ($)

	Japan — (continued)
355,000	Mitsui Engineer & Shipbuilding Co Ltd	688,259
56,000	Mitsui Fudosan Co Ltd	1,424,407
242,300	Mitsui & Co Ltd	3,586,893
317,012	Mitsui Mining & Smelting Co Ltd	782,122
600,134	Mitsui OSK Lines Ltd	2,099,192
2,844,900	Mizuho Financial Group Inc	6,257,133
67,300	Namco Bandai Holdings Inc	1,070,343
125	NanoCarrier Co Ltd *	586,519
39,800	Nikon Corp	894,149
15,900	Nintendo Co Ltd	1,538,132
284,800	Nippon Light Metal Co Ltd *	328,577
86,132	Nippon Paper Group Inc	1,497,596
764,000	Nippon Steel Corp	2,068,316
191,400	Nippon Telegraph & Telephone Corp	8,745,575
708,000	Nippon Yusen Kabushiki Kaisha	1,776,941
87,041	Nipro Corp	707,869
22,250	Nitori Holdings Co Ltd	1,656,817
22,500	Nitto Denko Corp	1,320,098
60,286	North Pacific Bank Ltd *	199,841
5,973	NTT Docomo Inc	9,234,176
335,000	Obayashi Corp	1,725,598
396,000	Oki Electric Industry Co Ltd *	444,588
18,200	Ono Pharmaceutical Co Ltd	965,855
185,000	Orient Corp *	617,114
306,500	Penta-Ocean Construction Co Ltd	795,971
1,900	Pigeon Corp	106,965
20,959	Point Inc	774,169
1,239,400	Resona Holdings Inc	5,679,702
152,000	Ricoh Co Ltd	1,630,953
111,300	Round One Corp	785,693
21,400	Ryohin Keikaku Co Ltd	1,401,584
34,500	Sankyo Co Ltd	1,453,949
25,600	Seven & I Holdings Co Ltd	747,214
107,600	Seven Bank Ltd	283,093
75,400	Shinko Electric Industries Co Ltd	610,783
13,200	Ship Healthcare Holdings Inc	376,785
11,100	SHO–BOND Holdings Co Ltd	405,161
132,486	SoftBank Corp	4,907,100
879,900	Sojitz Corp	1,347,771
363,193	Sumitomo Light Metal Industries Ltd	356,215
347,400	Sumitomo Mitsui Construction Co Ltd *	287,831
415,000	Sumitomo Corp	5,068,047
52,800	Sumitomo Mitsui Financial Group Inc	2,107,198
261,000	Sumitomo Mitsui Trust Holdings Inc	1,013,141
29,000	Sumitomo Realty & Development Co Ltd	980,418
29,000	SxL Corp *	50,383
605,000	Taisei Corp	1,788,170
83,800	Taiyo Yuden Co Ltd	921,111

Shares	Description	Value ($)

	Japan — (continued)
206,900	Takeda Pharmaceutical Co Ltd	10,693,834
236,300	Tokyo Electric Power Co Inc (The) *	535,106
117,782	Tokyo Gas Co Ltd	568,832
44,000	Tokyo Tatemono Co Ltd	245,185
90,000	Tokyu Land Corp	678,628
77,000	TonenGeneral Sekiyu KK	763,839
248,000	Tosoh Corp	673,927
193,000	Toyobo Co Ltd	347,776
71,800	Toyota Motor Corp	3,687,615
141,200	Toyota Tsusho Corp	3,598,811
78,000	Tsugami Corp	438,425
474,567	Unitika Ltd *	260,748
158,100	UNY Co Ltd	1,127,545
9,920	USS Co Ltd	1,088,802
331	Wacom Co Ltd	1,189,542
2,902	Yahoo! Japan Corp	1,226,479
91,510	Yamada Denki Co Ltd	3,320,630

	Total Japan	232,897,598

	Kazakhstan — 0.0%
35,064	KazMunaiGas Exploration Production JSC GDR (Registered Shares)	682,770

	Total Kazakhstan	682,770

	Malaysia — 0.1%
306,400	AMMB Holdings Berhad	626,489
118,896	Hong Leong Bank Berhad	560,370
21,500	Public Bank Bhd	112,052
25,400	Public Bank Bhd (Foreign Market)	132,265

	Total Malaysia	1,431,176

	Mexico — 0.6%
321,800	America Movil SAB de CV	6,722,402
1,937,400	America Movil SAB de CV-Class L	2,024,742
220,300	Compartamos SAB de CV	351,733
7,000	Desarrolladora Homex SAB de CV ADR *	83,300
49,900	Fibra Uno Administracion SA de CV (REIT)	154,689
11,800	Fomento Economico Mexicano SAB de CV	131,843
4,700	Fomento Economico Mexicano SAB de CV Sponsored ADR	525,178
89,100	Gruma SAB de CV-Series B *	314,112
30,800	Grupo Financiero Banorte SAB de CV-Class O	227,781
170,400	Grupo Financiero Santander Mexico SAB de CV ADR *	2,542,368
67,200	Grupo Financiero Santander Mexico SAB de CV-Class B	200,686
26,500	Grupo Televisa SAB	710,995

10	See accompanying notes to the financial statements.

Implementation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Shares	Description	Value ($)

	Mexico — (continued)
25,600	Grupo Televisa SAB-Series CPO	137,501
37,500	Kimberly-Clark de Mexico SAB de CV-Series A	118,659
678,000	Urbi Desarrollos Urbanos SAB de CV *	236,365
250,000	Wal-Mart de Mexico SAB de CV-Class V	783,420

	Total Mexico	15,265,774

	Netherlands — 1.0%
385,076	Aegon NV	2,292,222
29,425	ASML Holding NV	2,088,475
34,775	CSM NV	775,890
32,070	Delta Lloyd NV	565,225
151,643	ING Groep NV *	1,214,026
167,774	Koninklijke BAM Groep NV	681,672
34,189	Koninklijke Philips Electronics NV	965,887
85,275	SNS REAAL NV *	93,629
129,906	TNT NV *	306,840
343,531	Unilever NV	13,322,599
6,534	Vopak	469,410
12,960	Wereldhave NV (REIT)	906,789

	Total Netherlands	23,682,664

	New Zealand — 0.2%
234,182	Chorus Ltd	560,591
187,985	Fletcher Building Ltd	1,419,485
1,395,965	Telecom Corp of New Zealand	2,793,615

	Total New Zealand	4,773,691

	Nigeria — 0.0%
11,278	Nestle Nigeria Plc	63,018

	Norway — 0.1%
45,372	Aker Solutions ASA	889,321
32,042	Petroleum Geo–Services ASA	504,045
44,637	TGS Nopec Geophysical Co ASA	1,686,916

	Total Norway	3,080,282

	Peru — 0.2%
128,555	Cia de Minas Buenaventura SA ADR	3,293,579
7,970	Credicorp Ltd	1,195,341

	Total Peru	4,488,920

	Philippines — 0.3%
352,500	Aboitiz Power Corp	333,598
688,884	Alliance Global Group Inc	338,399
537,360	BDO Unibank Inc *	1,307,679
407,800	First Gen Corp *	263,725
5,120	Globe Telecom Inc	141,683

Shares	Description	Value ($)

	Philippines — (continued)
747,100	GMA Holdings Inc	183,941
49,020	GT Capital Holdings Inc	904,313
3,629,000	Megaworld Corp	350,377
334,750	Metropolitan Bank & Trust	938,100
11,880	Philippine Long Distance Telephone Co	852,637
8,300	Philippine Long Distance Telephone Co Sponsored ADR	592,205
76,880	Philippine National Bank *	196,182
638,800	Puregold Price Club Inc	650,189
23,450	Semirara Mining Corp	137,354
127,490	Universal Robina Corp	297,132

	Total Philippines	7,487,514

	Poland — 0.4%
152,006	KGHM Polska Miedz SA	8,618,437
14,526	Powszechna Kasa Oszczednosci Bank Polski SA	162,568
1,514	Powszechny Zaklad Ubezpieczen SA	191,649

	Total Poland	8,972,654

	Portugal — 0.1%
764,510	EDP-Energias de Portugal SA	2,286,556
80,048	Portugal Telecom SGPS SA	404,362

	Total Portugal	2,690,918

	Russia — 2.2%
16,441	Gazprom Neft JSC Sponsored ADR	372,496
2,123,529	Gazprom OAO Sponsored ADR	18,855,239
198,094	Lukoil OAO Sponsored ADR	12,786,139
1,754	Magnit OJSC	326,595
13,687	Magnit OJSC GDR	578,897
44,395	Moscow Exchange MICEX-RTS *	78,087
3,423	NovaTek OAO GDR	396,499
631,025	Rosneft OJSC GDR (Registered)	4,986,804
546,837	Sberbank Sponsored ADR	7,514,210
382,097	Surgutneftegas Sponsored ADR	3,597,693
46,782	Tatneft Sponsored ADR	1,939,226
522,811,177	VTB Bank OJSC	953,608
497,672	VTB Bank OJSC GDR (Registered Shares)	1,798,060

	Total Russia	54,183,553

	Singapore — 0.6%
389,000	Asiasons Capital Ltd *	275,979
689,000	China Minzhong Food Corp Ltd *	661,408
411,967	Ezion Holdings Ltd	663,658
518,085	Ezra Holdings Ltd *	470,690
6,608,000	Golden Agri-Resources Ltd	3,456,890
178,000	Jaya Holdings Ltd	104,231

See accompanying notes to the financial statements.	11

Implementation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Shares	Description	Value ($)

	Singapore — (continued)
569,000	LionGold Corp Ltd *	493,350
937,000	Noble Group Ltd	892,669
341,000	Singapore Press Holdings Ltd	1,150,053
1,590,000	Singapore Telecommunications	4,408,849
356,000	STX OSV Holdings Ltd	362,008
19,000	Venture Corp Ltd	130,901
1,943,000	Yangzijiang Shipbuilding Holdings Ltd	1,508,352
239,000	Yoma Strategic Holdings Ltd	164,231

	Total Singapore	14,743,269

	South Africa — 0.5%
21,348	ABAS Group Ltd	384,436
356,976	African Bank Investments Ltd	1,139,798
10,538	AngloGold Ashanti Ltd	255,777
17,948	AngloGold Ashanti Ltd Sponsored ADR	435,060
92,242	Aveng Ltd	335,379
174,847	Cipla Medpro South Africa Ltd	185,569
30,807	Coronation Fund Managers Ltd	161,073
36,128	Exxaro Resources Ltd	686,578
95,575	FirstRand Ltd	326,268
10,636	Gold Fields Ltd	87,176
27,900	Gold Fields Ltd Sponsored ADR	231,291
153,669	Growthpoint Properties Ltd	466,520
60,416	Investec Ltd	428,493
17,870	JSE Ltd	135,029
13,592	Kumba Iron Ore Ltd	853,898
93,654	MTN Group Ltd	1,821,472
8,120	Naspers Ltd-N Shares	524,335
119,098	Netcare Ltd	263,996
16,656	RMB Holdings Ltd	75,430
77,726	Sappi Ltd *	245,526
27,974	Sasol Ltd	1,189,789
1,647	Sasol Ltd Sponsored ADR	70,409
7,629	Shoprite Holdings Ltd	145,109
8,904	Sibanye Gold Ltd *	12,841
5,275	Sibanye Gold Ltd Sponsored ADR *	29,856
113,505	Steinhoff International Holdings Ltd *	327,901
206,933	Telkom South Africa Ltd *	348,028
9,691	Tiger Brands Ltd	326,009
8,919	Vodacom Group Ltd	117,840
18,214	Wilson Bayly Holmes-Ovcon Ltd	312,738
18,904	Woolworths Holdings Ltd	135,324

	Total South Africa	12,058,948

	South Korea — 2.1%
53,540	BS Financial Group Inc	773,272
11,980	Dongbu Insurance Co Ltd	523,562
16,688	GS Holdings	1,069,323
66,884	Hana Financial Group Inc	2,489,266
43,300	Hankook Tire WorldwideCo Ltd	748,966

Shares	Description	Value ($)

	South Korea — (continued)
16,320	Hanwha Chem Corp	297,966
27,560	Hanwha Corp	886,028
10,230	Hyundai Marine & Fire Insurance Co Ltd	296,594
6,598	Hyundai Mobis	1,898,926
14,085	Hyundai Motor Co	2,817,991
16,467	Hyundai Steel Co	1,285,032
1,089	Hyundai Wia Corp	158,892
102,310	Industrial Bank of Korea	1,232,845
84,070	KB Financial Group Inc	3,043,916
5,700	KB Financial Group Inc ADR *	201,951
72,935	Kia Motors Corp	3,742,923
3,549	Kolon Industries Inc	182,980
126,640	Korea Exchange Bank	887,258
2,757	Korea Zinc Co Ltd	951,763
87,460	KT Corp	2,875,470
30,900	KT Corp Sponsored ADR	499,962
5,100	LG Chem Ltd	1,387,322
113,120	LG Uplus Corp *	886,049
17,740	LIG Insurance Co Ltd	382,274
13,390	Meritz Fire & Marine Insurance Co Ltd	143,457
5,843	Paradise Co Ltd	104,908
11,455	POSCO	3,730,762
3,300	POSCO ADR	266,277
667	Samsung Fire & Marine Insurance Co Ltd	140,369
2,807	Samsung Life Insurance Co Ltd	269,421
8,880	Samsung Card Co	318,507
3,998	Samsung Electronics Co Ltd	5,662,684
65,840	Shinhan Financial Group Co Ltd	2,590,222
7,233	SK Chemicals Co Ltd	381,802
16,796	SK Innovation Co Ltd	2,741,258
10,203	SK Telecom Co Ltd	1,682,128
84,700	SK Telecom Co Ltd ADR	1,538,999
2,245	SK Holdings Co Ltd	362,526
160,550	Woori Finance Holdings Co Ltd	1,941,131
15,560	Woori Investment & Securities Co Ltd	181,943

	Total South Korea	51,576,925

	Spain — 2.5%
46,388	Abengoa SA *	120,755
19,416	ACS Actividades de Construccion y Servicios SA	460,620
27,215	Amadeus IT Holding SA-Class A	694,838
762,514	Banco Bilbao Vizcaya Argentaria SA	7,386,714
2,212,414	Banco Santander SA	16,752,073
199,818	Distribuidora Internacional de Alimentacion SA	1,559,012
49,346	Ferrovial SA	772,373

12	See accompanying notes to the financial statements.

Implementation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Shares	Description	Value ($)

	Spain — (continued)
26,792	Fomento de Construcciones y Contratas SA	311,668
230,130	Gas Natural SDG SA	4,554,764
66,665	Grifols SA *	2,371,470
946,703	Iberdrola SA	4,671,477
41,334	Inditex SA	5,525,713
177,597	Repsol YPF SA	3,777,708
950,350	Telefonica SA	12,404,300

	Total Spain	61,363,485

	Sweden — 0.3%
16,212	Alliance Oil Company Ltd *	138,741
78,717	Boliden AB	1,329,465
66,887	Investor AB	1,954,574
28,136	NCC AB-Class B	731,254
65,745	Skandinaviska Enskilda Banken AB-Class A	682,811
19,967	Svenska Handelsbanken AB-A Shares	865,481
81,689	Swedbank AB-Class A	1,959,684

	Total Sweden	7,662,010

	Switzerland — 2.2%
3,982	AMS AG	489,900
5,735	Compagnie Financiere Richemont SA-Class A	459,998
1,411	DKSH Holding AG *	111,810
235,658	Nestle SA (Registered)	16,451,404
284,383	Novartis AG (Registered)	19,257,872
69,277	Roche Holding AG (Non Voting)	15,851,143
3,203	Swiss Life Holding AG (Registered)	523,793
17,815	Swiss Re AG	1,424,960
900	Syngenta AG (Registered)	381,947

	Total Switzerland	54,952,827

	Taiwan — 0.9%
106,000	Advantech Co Ltd	473,223
343,000	Asia Optical Co Inc *	359,763
62,000	Asustek Computer Inc	759,419
2,708,000	AU Optronics Corp *	1,189,587
116,000	Cheng Shin Rubber Industry Co Ltd	316,240
25	Chinatrust Financial Holding Co Ltd	15
56,000	Chipbond Technology Corp	116,750
650,470	Chunghwa Telecom Co Ltd	2,026,289
500	Chunghwa Telecom Co Ltd ADR	15,510
1,643,000	Compal Electronics Inc	1,164,749
55,000	Delta Electronics Inc	207,079
156,000	E.Sun Financial Holdings Co Ltd	94,207
510,000	Far EasTone Telecommunications Co Ltd	1,185,824
341,000	Fubon Financial Holding Co Ltd	463,970
877,000	Hon Hai Precision Industry Co Ltd	2,446,832

Shares	Description	Value ($)

	Taiwan — (continued)
6,000	Largan Precision Co Ltd	163,580
643,000	Macronix International Co Ltd	185,047
575,000	Neo Solar Power Corp *	424,825
345,000	Powertech Technology Inc	507,084
489,000	Quanta Computer Inc	1,058,031
62,000	Radiant Opto-Electronics Corp	226,356
371,000	Shin Kong Financial Holding Co Ltd *	113,525
2,384,000	Taishin Financial Holding Co Ltd	981,592
552,000	Taiwan Mobile Co Ltd	1,935,282
174,000	Taiwan PCB Techvest Co Ltd Sponsored ADR	245,586
79,900	Taiwan Semiconductor Manufacturing Co Ltd Sponsored ADR	1,458,175
127,000	Taiwan Semiconductor Manufacturing Co Ltd	448,980
16,085	TPK Holding Co Ltd	310,542
212,000	Tripod Technology Corp	444,611
308,000	Unimicron Technology Corp	295,692
693,000	United Microelectronics Corp	261,233
1,002,450	Wistron Corp	1,122,715
113,000	WPG Holdings Co Ltd	129,602
289,000	Yungtay Engineering Co Ltd	548,237

	Total Taiwan	21,680,152

	Thailand — 0.8%
18,000	Advanced Info Service Pcl NVDR	125,140
301,200	Advanced Info Service Pcl(Foreign Registered)	2,094,007
498,100	Bangchak Petroleum Pcl	649,074
294,660	Bangkok Dusit Medical Service Pcl (Foreign Registered)	1,473,296
13,500	Bangkok Dusit Medical Services Pcl NVDR	67,500
341,210	Bank of Ayudhya Pcl (Foreign Registered) (a)	406,009
217,900	Bank of Ayudhya Pcl NVDR	251,977
76,950	Banpu Pcl (Foreign Registered)	1,011,330
41,500	Bumrungrad Hospital Pcl (Foreign Registered)	121,921
794,000	Charoen Pokphand Foods Pcl (Foreign Registered)	866,214
69,100	Charoen Pokphand Foods Pcl NVDR	75,385
110,350	Electricity Generating Pcl (Foreign Registered)	563,505
476,500	Esso Thailand Pcl (Foreign Registered)	163,333
183,400	Glow Energy Pcl (Foreign Registered)	529,492
831,926	Hemaraj Land and Development Pcl (Foreign Registered) (a)	117,856
511,600	Hemaraj Land and Development Pcl NVDR	72,935
241,500	Home Product Center Pcl (Foreign Registered)	133,104

See accompanying notes to the financial statements.	13

Implementation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Shares	Description	Value ($)

	Thailand — (continued)
1,421,200	Jasmine International Pcl (Foreign Registered)	321,913
198,700	Kasikornbank Pcl NVDR	1,415,005
37,300	PTT Exploration & Production Pcl (Foreign Registered)	197,641
15,600	PTT Exploration & Production Pcl NVDR	82,660
31,500	PTT Pcl	370,643
323,400	PTT Pcl (Foreign Registered)	3,805,274
201,700	Ratchaburi Electricity Generating Holding Pcl (Foreign Registered) (a)	414,063
4,056,300	Sansiri Pcl	680,087
28,600	Shin Corp Pcl	68,350
73,700	Shin Corp Pcl (Foreign Registered) (a)	169,335
66,400	Siam Cement Pcl NVDR	1,034,424
16,900	Siam Makro Pcl (Foreign Registered)	275,467
422,400	Thai Airways International Pcl (Foreign Registered) *	347,575
174,200	Thai Oil Pcl (Foreign Registered)	409,515
675,400	Thai Tap Water Supply Pcl (Foreign Registered)	240,978
41,800	Thanachart Capital Pcl	63,218
247,000	Thanachart Capital Pcl	373,561
67,700	Total Access Communication Pcl (Foreign Registered) (a)	193,597
80,400	Total Access Communication Pcl NVDR	229,914
120,900	TPI Polene Pcl NVDR	60,035
26,900	VGI Global Media Pcl	111,212
9,100	VGI Global Media Pcl NVDR	37,622

	Total Thailand	19,624,167

	Turkey — 0.4%
345,950	Akenerji Elektrik Uretim AS *	323,172
69,110	Arcelik AS	438,560
399,787	Asya Katilim Bankasi AS *	491,447
40,009	Aygaz AS	218,730
10,283	BIM Birlesik Magazalar AS	487,134
13,816	Bizim Toptan Satis Magazalari AS	209,187
370,660	EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve Ticaret AS	476,286
16,421	Ford Otomotiv Sanayi AS	193,612
206,164	Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS-Class A *	177,636
233,208	Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS-Class D	200,979
71,231	KOC Holding AS	374,620
52,156	Tofas Turk Otomobil Fabrikasi AS	323,712
24,590	Tupras-Turkiye Petrol Rafineriler AS	690,128
230,077	Turk Telekomunikasyon AS	948,696
4,557	Turk Traktor ve Ziraat Makineleri AS	149,460

Shares	Description	Value ($)

	Turkey — (continued)
148,714	Turkcell Iletisim Hizmet AS *	986,888
329,942	Turkiye Garanti Bankasi AS	1,577,948
202,499	Turkiye IS Bankasi-Class C	722,698
347,671	Turkiye Vakiflar Bankasi TAO-Class D	1,067,324
77,774	Turkiye Halk Bankasi AS	768,177
97,642	Yapi ve Kredi Bankasi AS *	275,850

	Total Turkey	11,102,244

	United Kingdom — 9.0%
235,661	Aberdeen Asset Management Plc	1,533,090
21,497	Admiral Group Plc	406,952
124,818	Aegis Group Plc	451,036
36,740	Aggreko Plc	941,797
59,403	ARM Holdings Plc	860,005
53,047	Ashtead Group Plc	413,068
522,601	AstraZeneca Plc	23,697,407
257,076	Aviva Plc	1,383,627
34,654	Babcock International Group Plc	563,363
1,105,862	BAE Systems Plc	5,940,891
2,750,414	Barclays Plc	12,761,690
26,891	BBA Aviation Plc	103,916
4,022,467	BP Plc	26,972,761
243,382	British American Tobacco Plc	12,661,551
49,763	Bunzl Plc	949,766
9,148	Croda International Plc	358,665
200,913	Darty Plc	142,860
335,971	Diageo Plc	10,074,483
1,888,803	Dixons Retail Plc *	777,471
126,793	Drax Group Plc	1,179,599
58,604	easyJet Plc	883,774
6,447	Eurasia Drilling Co Ltd GDR	245,855
4,438	Fenner Plc	28,490
295,732	FirstGroup Plc	866,106
718,249	GlaxoSmithKline Plc	15,827,866
7,361	Globaltrans Investment Plc GDR	117,507
20,326	Halfords Group Plc	97,054
27,604	Hargreaves Lansdown Plc	362,099
596,562	Home Retail Group Plc	1,148,000
194,958	HSBC Holdings Plc	2,159,289
31,700	InterContinental Hotels Group Plc	919,168
10,971	Intertek Group Plc	554,410
641,879	ITV Plc	1,205,538
44,028	Lancashire Holdings Ltd	606,334
7,371,273	Lloyds Banking Group Plc *	6,059,220
6,477	Micro Focus International Plc	67,411
73,526	Next Plc	4,676,040
20,284	Persimmon Plc	280,550
68,665	Playtech Ltd	595,112
92,875	Premier Foods Plc *	128,998

14	See accompanying notes to the financial statements.

Implementation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Shares	Description	Value ($)

	United Kingdom — (continued)
239,744	Prudential Plc	3,558,460
8,477	Randgold Resources Ltd	701,699
21,526	Reckitt Benckiser Group Plc	1,443,510
50,627	Reed Elsevier Plc	542,870
282,360	Rio Tinto Plc	15,098,449
102,370	Rockhopper Exploration Plc *	221,684
204,363	Rolls-Royce Holdings Plc	3,179,116
269,571	Royal Bank of Scotland Group Plc *	1,320,507
643,485	Royal Dutch Shell Plc A Shares (London)	21,134,987
202,933	Royal Dutch Shell Plc B Shares (London)	6,828,842
46,160	SABMiller Plc	2,290,091
49,589	Scottish & Southern Energy Plc	1,086,093
36,213	Spectris Plc	1,300,748
115,981	Standard Life Assurance Plc	618,088
30,732	Telecity Group Plc	434,927
1,026,493	Tesco Plc	5,746,544
819,122	Thomas Cook Group Plc *	1,077,323
82,661	Trinity Mirror Plc *	147,437
52,053	Tullett Prebon Plc	220,146
82,371	Unilever Plc	3,280,305
2,744,017	Vodafone Group Plc	6,882,530
14,906	Whitbread Plc	568,928
63,298	WH Smith Plc	646,577
322,884	William Hill Plc	1,979,302
45,687	Wolseley Plc	2,145,598
114,539	WPP Plc	1,825,055

	Total United Kingdom	223,282,635

	United States — 31.1%
90,900	3M Co.	9,453,600
293,000	Abbott Laboratories	9,900,470
24,300	AmerisourceBergen Corp.	1,146,960
38,800	Amgen, Inc.	3,546,708
44,900	Apple, Inc.	19,818,860
21,800	Baxter International, Inc.	1,473,680
15,700	Becton, Dickinson and Co.	1,382,542
129,000	Bristol-Myers Squibb Co.	4,769,130
24,400	Cardinal Health, Inc.	1,127,524
264,400	Chevron Corp.	30,974,460
41,000	Church & Dwight Co., Inc.	2,540,360
1,923,500	Cisco Systems, Inc.	40,104,975
1,099,300	Coca-Cola Co. (The)	42,564,896
186,300	Colgate-Palmolive Co.	21,318,309
14,600	Copa Holdings SA-Class A	1,524,532
22,900	Costco Wholesale Corp.	2,319,541
22,729	CTC Media, Inc.	220,471
57,500	CVS Caremark Corp.	2,939,400
45,700	Eli Lilly & Co.	2,497,962

Shares	Description	Value ($)

	United States — (continued)
133,500	EMC Corp *	3,071,835
478,700	Express Scripts Holding Co. *	27,242,817
132,400	Exxon Mobil Corp.	11,856,420
3,100	First Cash Financial Services, Inc. *	164,021
14,400	General Mills, Inc.	666,000
54,000	Gilead Sciences, Inc. *	2,306,340
56,300	Google, Inc.-Class A *	45,107,560
1,352,900	Hewlett-Packard Co.	27,247,406
132,900	International Business Machines Corp.	26,690,307
1,000	Intuitive Surgical, Inc. *	509,890
611,000	Johnson & Johnson	46,503,210
9,100	Kimberly-Clark Corp.	857,948
67,800	Laboratory Corp. of America Holdings *	6,007,080
326,800	Lorillard, Inc.	12,594,872
24,300	Mastercard, Inc.-Class A	12,583,026
201,500	McDonald’s Corp.	19,323,850
12,500	McKesson Corp.	1,326,625
201,700	Medtronic, Inc.	9,068,432
82,000	Merck & Co., Inc	3,503,860
1,332,700	Microsoft Corp.	37,049,060
132,000	Nike, Inc.-Class B	7,188,720
1,326,800	Oracle Corp.	45,456,168
356,200	PepsiCo, Inc.	26,989,274
1,368,700	Pfizer, Inc.	37,461,319
369,900	Philip Morris International, Inc.	33,938,325
4,200	Praxair, Inc.	474,810
380,200	Procter & Gamble Co. (The)	28,963,636
122,100	Qualcomm, Inc.	8,013,423
71,300	Quest Diagnostics, Inc.	4,004,921
37,500	Southern Copper Corp.	1,417,125
10,200	Stryker Corp.	651,576
120,900	Sysco Corp.	3,888,144
306,700	Target Corp.	19,309,832
50,000	TJX Cos, Inc. (The)	2,248,500
4,150	Tupperware Brands Corp.	324,655
109,400	UnitedHealth Group, Inc.	5,847,430
62,100	Visa, Inc.-Class A	9,851,544
366,900	Wal-Mart Stores, Inc.	25,969,182
21,000	Walgreen Co.	859,740
31,500	Yum! Brands, Inc.	2,062,620
121,700	Zimmer Holdings, Inc.	9,122,632

	Total United States	767,348,515

	TOTAL COMMON STOCKS (COST $2,039,238,241)	2,149,511,961

	PREFERRED STOCKS — 1.9%

	Brazil — 1.4%
53,100	Banco Bradesco SA, 0.21%	947,505
138,100	Banco Bradesco SA ADR, 0.21%	2,481,657

See accompanying notes to the financial statements.	15

Implementation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Shares	Description	Value ($)

	Brazil — (continued)
25,400	Banco do Estado do Rio Grande do Sul SA-Class B, 1.08%	232,262
164,050	Bradespar SA, 4.97%	2,407,625
49,600	Braskem SA-Class A, 4.24%	365,347
8,600	Centrais Eletricas Brasileiras SA ADR, 12.60%	56,072
32,600	Centrais Eletricas Brasileiras SA-Class B, 13.87%	206,529
14,700	Cia de Bebidas das Americas ADR, 2.11%	652,386
2,800	Cia Energetica de Minas Gerais Sponsored ADR, 6.58%	33,320
12,400	Cia Paranaense de Energia ADR, 4.25%	185,008
32,000	Cia Energetica de Minas Gerais Sponsored ADR, 6.58%	378,781
1,700	Companhia de Bebidas das Americas, 2.15%	75,407
7,200	Companhia Paranaense de Energia Class B, 4.44%	105,487
45,000	Eletropaulo Metropolitana SA, 0.03%	271,673
81,600	Gerdau SA, 0.50%	678,145
116,300	Gerdau SA ADR, 0.54%	967,616
25,000	Itau Unibanco Holding SA, 0.51%	442,937
278,300	Itau Unibanco Holding SA ADR, 0.54%	4,914,778
431,800	Itausa-Investimentos Itau SA, 0.58%	2,257,821
53,800	Klabin SA, 2.05%	361,765
39,900	Marcopolo SA, 1.35%	267,088
99,200	Metalurgica Gerdau SA, 0.39%	1,049,934
131,700	Petroleo Brasileiro SA (Petrobras), 0.75%	1,105,152
11,400	Petroleo Brasileiro SA Sponsored ADR, 0.72%	190,722
39,800	Randon Participacoes SA, 1.36%	237,264
70,295	Suzano Papel e Celulose SA *	236,163
500	Telefonica Brasil SA, 5.83%	13,171
13,700	Telefonica Brasil SA ADR, 5.79%	361,132
254,800	Usinas Siderrurgicas de Minas Gerais SA, 0.90%	1,261,514
458,600	Vale SA, 1.86%	8,468,137
123,200	Vale SA Sponsored ADR, 1.80%	2,263,184

	Total Brazil	33,475,582

	Germany — 0.3%
31,786	Henkel AG & Co KGaA, 1.18%	2,795,831
56,463	Porsche Automobil Holding SE, 1.28%	4,459,674

	Total Germany	7,255,505

	Russia — 0.2%
901,607	Sberbank *	2,187,658
3,464,915	Surgutneftegaz OJSC *	2,548,078

	Total Russia	4,735,736

Shares / Par Value		Description	Value ($)

		South Korea — 0.0%
	2,161	Hyundai Motor Co, 2.57%	143,948
	2,091	Hyundai Motor Co, 2.57% (Second Preferred)	149,923

		Total South Korea	293,871

		TOTAL PREFERRED STOCKS (COST $43,613,551)	45,760,694

		INVESTMENT FUNDS — 0.3%

		Thailand — 0.0%
	192,895	CPN Commercial Growth Leasehold Property Fund	93,772

		United States — 0.3%
	172,302	iShares MSCI Emerging Markets Index Fund	7,445,169

		TOTAL INVESTMENT FUNDS (COST $7,502,265)	7,538,941

		DEBT OBLIGATIONS — 0.4%

		Canada — 0.2%
		Asset-Backed Securities — 0.2%
CAD	150,000	Master Asset Vehicle II, Series 09-2, Zero Coupon, Class C, due 07/15/56	105,455
CAD	2,559,600	Master Asset Vehicle II, Series 09-2, Class A1, 0.79%, due 07/15/56	2,196,602
CAD	1,938,400	Master Asset Vehicle II, Series 09-2, Class A2, 0.79%, due 07/15/56	1,578,915
CAD	352,000	Master Asset Vehicle II, Series 09-2, Zero Coupon, Class B, due 07/15/56	275,627

		Total Asset-Backed Securities	4,156,599

		United States — 0.2%
		Bank Loans — 0.2%
	994,950	Chrysler Group LLC Term Loan B, 4.75%, due 05/24/17	1,014,849
	380,447	Caesars Entertainment Corp., Term Loan B1, 3.00%, due 01/28/15	378,545
	1,585,141	Caesars Entertainment Corp., Term Loan B3, 3.00%, due 01/28/15	1,577,215
	2,000,000	Springleaf Financial Funding Co. Term Loan B, 4.25%, due 05/10/17	2,012,600

		Total Bank Loans	4,983,209

		CMBS Collateralized Debt Obligations — 0.0%
	1,599,399	American Capital Strategies Ltd. Commercial Real Estate CDO Trust, Series 07-1A, Class A, 144A, 3 mo. LIBOR + .80%, 1.09%, due 11/23/52	1,599

16	See accompanying notes to the financial statements.

Implementation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2013

Par Value / Shares	Description	Value ($)

	Insured Other — 0.0%
2,500,000	Toll Road Investment Part II, Series C, 144A, MBIA, Zero Coupon, due 02/15/37	395,500

	TOTAL DEBT OBLIGATIONS (COST $9,685,831)	9,536,907

	RIGHTS/WARRANTS — 0.0%

	Brazil — 0.0%
9	Cia de Bebidas das Americas Rights, Expires 3/06/2013 *	—
2	Cia de Bebidas das Americas Rights, Expires 3/06/2013 *	—

	Total Brazil	—

	TOTAL RIGHTS/WARRANTS (COST $—)	—

	SHORT-TERM INVESTMENTS — 12.9%

	Money Market Funds — 4.8%
119,885,916	State Street Institutional Treasury Money Market Fund-Institutional Class, 0.00% (b)	119,885,916

	Time Deposits — 0.0%
9,472	State Street Eurodollar Time Deposit	9,472

	U.S. Government — 8.1%
86,000,000	U.S. Treasury Bill, 0.15%, due 02/06/14 (c) (d)	85,875,558
115,000,000	U.S. Treasury Bill, 0.13%, due 04/25/13 (c) (d)	114,976,449

	Total U.S. Government	200,852,007

	TOTAL SHORT-TERM INVESTMENTS (COST $320,757,457)	320,747,395

	TOTAL INVESTMENTS — 102.5% (Cost $2,420,797,345)	2,533,095,898
	Other Assets and Liabilities (net) — (2.5%)	(61,768,320)

	TOTAL NET ASSETS — 100.0%	$2,471,327,578

A summary of outstanding financial instruments at February 28, 2013 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
04/22/13	GS	AUD	81,713,500	USD	83,699,547	$542,914
04/22/13	JPM	AUD	81,753,310	USD	83,929,583	732,437
04/22/13	MSCI	AUD	81,733,406	USD	83,722,797	545,907
04/22/13	BCLY	CHF	93,737,224	USD	101,604,087	1,541,801
04/22/13	GS	CHF	47,098,462	USD	51,081,878	805,375
04/22/13	BCLY	EUR	115,205,940	USD	154,203,727	3,742,525
04/22/13	DB	EUR	115,230,176	USD	154,182,930	3,690,076
04/22/13	JPM	GBP	96,750,342	USD	148,001,663	1,264,367
04/22/13	BCLY	JPY	10,673,416,387	USD	113,943,874	(1,244,990)
04/22/13	DB	JPY	5,337,346,005	USD	56,991,752	(609,563)
04/22/13	MSCI	JPY	5,338,617,104	USD	57,007,030	(608,004)
03/05/13	BBH	ZAR	1,060,045	USD	119,535	1,956
03/07/13	BBH	ZAR	742,999	USD	82,494	104
03/06/13	CITI	USD	911,807	ZAR	8,086,939	(14,936)
04/22/13	GS	USD	60,898,273	SGD	75,338,045	(63,503)
04/22/13	JPM	USD	111,887,157	SGD	138,422,792	(112,042)
05/09/13	BCLY	USD	86,872,871	KRW	94,461,215,838	27,573
05/09/13	MSCI	USD	86,350,630	KRW	94,187,568,357	298,068

						$10,540,065

Futures Contracts

Number of Contracts	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Buys
20	CAC 40	March 2013	$970,518	$11,468
42	DAX	March 2013	10,612,823	40,856
173	FTSE/MIB	March 2013	17,939,517	(1,192,404)
55	MSCI Singapore	March 2013	3,272,263	(35,026)
98	TOPIX	March 2013	10,310,487	133,565

			$43,105,608	$(1,041,541)

Sales
153	S&P TSX 60 Index	March 2013	$21,957,706	$(614,478)
40	SPI 200	March 2013	5,187,665	(115,819)

			$27,145,371	$(730,297)

See accompanying notes to the financial statements.	17

Implementation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2013

Written Options

Index Options

	Contract Number		Expiration Date	Description	Premiums	Market Value
Put	10	EUR	3/15/2013	Euro STOXX 50, Strike 2,650	$10,986	$(6,883)
Put	177	EUR	3/15/2013	Euro STOXX 50, Strike 2,600	122,962	(73,057)
Put	119	EUR	3/15/2013	Euro STOXX 50, Strike 2,575	76,334	(37,013)
Put	1,433	EUR	3/15/2013	Euro STOXX 50, Strike 2,625	805,833	(771,087)
Put	185	GBP	3/15/2013	FTSE 100, Strike 6,350	265,325	(180,648)
Put	2	GBP	3/15/2013	FTSE 100, Strike 6,225	3,110	(863)
Put	9	HKD	3/27/2013	Hang Seng, Strike 23,400	23,296	(36,370)
Put	58	HKD	3/27/2013	Hang Seng, Strike 22,600	161,107	(78,333)
Put	66	JPY	3/8/2013	Nikkei 225, Strike 10,750	159,041	(8,979)
Put	54	JPY	3/8/2013	Nikkei 225, Strike 11,500	162,090	(101,649)
Put	247	JPY	3/8/2013	Nikkei 225, Strike 11,250	811,049	(210,150)
Put	4	JPY	4/12/2013	Nikkei 225, Strike 11,500	22,756	(19,374)
Put	60	USD	3/16/2013	S&P 500, Strike 1,500	61,028	(67,200)
Put	467	USD	3/16/2013	S&P 500, Strike 1,520	778,471	(868,620)
Put	5	USD	3/16/2013	S&P 500, Strike 1,510	14,535	(7,200)
Put	184	AUD	3/21/2013	SPI 200, Stike 5,100	164,793	(162,686)
Put	3	AUD	3/21/2013	SPI 200, Strike 4,925	2,777	(759)
Put	14	AUD	3/21/2013	SPI 200, Strike 5,025	9,482	(7,318)
Put	1,286	CAD	3/15/2013	S&P TSX 60, Strike 730	108,163	(54,869)

					$3,763,138	$(2,693,058)

Swap Agreements

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Fund Pays	Fund (Pays)/Receives	Net Unrealized Appreciation/ (Depreciation)
3,074,286	USD	6/17/2013	GS	Return on Asia Equity Basket Swap	1 Month Garban Intercapital Federal Funds Effective Rate	$109,997
27,400,558	USD	6/17/2013	GS	Return on Asia Equity Basket Swap	1 Month Garban Intercapital Federal Funds Effective Rate	861,337
5,664,418	USD	6/17/2013	GS	Return on Asia Equity Basket Swap	1 Month Garban Intercapital Federal Funds Effective Rate	81,098

						$1,052,432

				Premiums to (Pay) Receive		$—

As of February 28, 2013, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

18	See accompanying notes to the financial statements.

Implementation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2013

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

ADR - American Depositary Receipt

CDO - Collateralized Debt Obligation

CMBS - Commercial Mortgage Backed Security

CPO - Ordinary Participation Certificate (Certificado de Participacion Ordinares), representing a bundle of shares of the multiple series of one issuer that trade together as a unit.

GDR - Global Depository Receipt

LIBOR - London Interbank Offered Rate

MBIA - Insured as to the payment of principal and interest by MBIA Insurance Corp.

NVDR - Non-Voting Depository Receipt

REIT - Real Estate Investment Trust

*	Non-income producing security.

(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

(b)	The rate disclosed is the 7 day net yield as of February 28, 2013. Note: Yield rounds to 0.00%.

(c)	The rate shown represents yield-to-maturity.

(d)	All or a portion of this security has been pledged to cover margin requirements on futures contracts, collateral on swap agreements, forward currency contracts, and/or written options, if any. (Note 4).

Counterparty Abbreviations:

BBH - Brown Brothers Harriman & Co.

BCLY - Barclays Bank PLC

CITI - Citibank N.A.

DB - Deutsche Bank AG

GS - Goldman Sachs International

JPM - JPMorgan Chase Bank, N.A.

MSCI - Morgan Stanley & Co. International PLC

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

JPY - Japanese Yen

KRW - South Korean Won

SGD - Singapore Dollar

USD - United States Dollar

ZAR - South African Rand

See accompanying notes to the financial statements.	19

Implementation Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2013

Assets:
Investments, at value (Note 2)(a)	2,533,095,898
Foreign currency, at value (Note 2)(b)	1,677,660
Receivable for investments sold	28,492,479
Receivable for Fund shares sold	2,940,158
Dividends and interest receivable	6,306,572
Foreign taxes receivable	302,807
Unrealized appreciation on open forward currency contracts (Note 4)	13,193,103
Receivable for variation margin on open futures contracts (Note 4)	344,997
Due from broker on open futures contracts (Note 2)	5,230,052
Receivable for open swap contracts (Note 4)	1,052,432
Receivable for closed swap agreements (Note 4)	17,217
Receivable for expenses reimbursed by Manager (Note 5)	539,220

Total assets	2,593,192,595

Liabilities:
Payable for investments purchased	115,616,630
Unrealized depreciation on open forward currency contracts (Note 4)	2,653,038
Written options outstanding, at value (Note 4)(c)	2,693,058
Payable to agents unaffiliated with the Manager	252
Payable to Trustees and related expenses	4,699
Accrued expenses	897,340

Total liabilities	121,865,017

Net assets	$2,471,327,578

Net assets attributable to:
Core shares	$2,471,327,578

Shares outstanding:
Core shares	218,701,556

Net asset value per share:
Core shares	$11.30

(a) Cost of investments – unaffiliated issuers:	$2,420,797,345
(b) Cost of foreign currency:	$1,690,560
(c) Premiums on written options:	$3,763,138

20	See accompanying notes to the financial statements.

Implementation Fund

(A Series of GMO Trust)

Statement of Operations — Period from March 1, 2012 (commencement of operations) through February 28, 2013

Investment Income:
Dividends from unaffiliated issuers(a)	$21,919,752
Interest	581,417
Dividends from affiliated issuers (Note 10)	5,847

Total investment income	22,507,016

Expenses:
Audit and tax fees	128,187
Custodian, fund accounting agent and transfer agent fees	2,199,233
Legal fees	40,968
Registration fees	6,006
Trustees fees and related expenses (Note 5)	12,255
Miscellaneous	13,862

Total expenses	2,400,511
Fees and expenses reimbursed by Manager (Note 5)	(2,378,068)
Expense reductions (Note 2)	(10)

Net expenses	22,433

Net investment income (loss)	22,484,583

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	9,375,851
Futures contracts	4,460,951
Swap agreements	(4,206,511)
Written options	4,465,662
Foreign currency, forward contracts and foreign currency related transactions	26,629,320

Net realized gain (loss)	40,725,273

Change in net unrealized appreciation (depreciation) on:
Investments	112,298,553
Futures contracts	(1,771,838)
Written options	1,070,080
Swap agreements	1,052,432
Foreign currency, forward contracts and foreign currency related transactions	10,470,555

Net unrealized gain (loss)	123,119,782

Net realized and unrealized gain (loss)	163,845,055

Net increase (decrease) in net assets resulting from operations	$186,329,638

(a) Net of withholding tax	$1,119,300

See accompanying notes to the financial statements.	21

Implementation Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

Period from March 1, 2012 (commencement of operations) through February 28, 2013
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$22,484,583
Net realized gain (loss)	40,725,273
Change in net unrealized appreciation (depreciation)	123,119,782

Net increase (decrease) in net assets from operations	186,329,638

Net Share transactions (note 9)	2,284,997,940

Total increase (decrease) in net assets	2,471,327,578

Net assets:
Beginning of period	—

End of period	$2,471,327,578

22	See accompanying notes to the financial statements.

Implementation Fund

(A Series of GMO Trust)

Financial Highlights

(For a share outstanding throughout the period)

	Period from March 1, 2012 (commencement of operations) through February 28, 2013
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss)†	0.24
Net realized and unrealized gain (loss)	1.06

Total from investment operations	1.30

Net asset value, end of period	$11.30

Total Return(a)	13.00%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,471,328
Net operating expenses to average daily Net assets	0.00	%(b)
Net investment income (loss) to average daily net assets	2.21%
Portfolio turnover rate	66%
Fees and expenses reimbursed by the Manager to average daily net assets	0.23%
(a)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions.
(b)	Ratio is less than 0.01%
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	23

Implementation Fund

(A Series of GMO Trust)

Notes to Financial Statements

February 28, 2013

1.	Organization

GMO Implementation Fund (the “Fund”), which commenced operations on March 1, 2012, is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (Funds) and to subdivide Funds into classes. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”).

For cash management purposes, the Fund may invest in GMO U.S. Treasury Fund and unaffiliated money market funds.

The following table provides information about the Fund’s principal investment objectives and benchmarks (if any):

Benchmark	Principle Investment Objective
Not Applicable	Positive total return, not “relative” return

Implementation Fund currently limits subscriptions.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Fund in preparing its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. dollars.

Portfolio valuation

Exchange-traded securities (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. Unlisted securities (including debt instruments) for which market quotations are readily available are valued at the most recent quoted price. Shares of open-end registered investment companies are valued at their net asset value. If quotations are not readily available or circumstances make an existing valuation methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in pricing, and in particular fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See the table below for information about securities and derivatives that were fair valued using methods determined in good faith by or at the direction of the Trustees. The Fund classifies such securities as Level 3 (levels defined below). For the year ended February 28, 2013, the Fund did not reduce the value of any of its over-the-counter (“OTC”) derivatives contracts, if any, based on the creditworthiness of its counterparties. See Note 4 “Derivative financial instruments” for a further discussion on valuation of derivatives.

The foregoing pricing methodologies are modified for equity securities listed on foreign exchanges and that trade in securities markets that are closed prior to the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE). In those cases, the value will generally be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close. The table below shows the percentage of the net assets of the Fund, that were valued using fair value inputs obtained from that independent pricing service as of February 28, 2013. These securities listed on foreign exchanges (including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE)) are classified as Level 2 inputs (levels defined below) in the table below.

Typically, the Fund values debt instruments based on the most recent quoted price supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices may be available for securities held by the Fund, those alternative sources are not typically part of the valuation process and do not necessarily provide greater certainty about the prices used by the Fund. See the table below for information about securities for which no alternative pricing source was available. In the case of non-emerging market debt instruments with a

24

Implementation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2013

remaining maturity of sixty days or less, the instrument may be valued at amortized cost which approximates market value, if the issuer is deemed to present minimal credit risk.

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security. If an updated quote for a debt instrument is not available by the time that the Fund calculates its net asset value on any business day, the Fund will generally use a quoted price from a prior day to value that security.

As discussed above, the Fund invests in securities and/or derivatives which may have been fair valued using methods determined in good faith by or at the direction of the Trustees or which may have been valued using fair value inputs obtained from an independent pricing service, or prices for which no alternative pricing source was available. The net aggregate direct exposure to these valuation methodologies (based on the Fund’s net assets) as of February 28, 2013 is as follows:

Securities

Fair valued using methods determined in good faith by or at the direction of the Trustees	Fair valued using inputs obtained from an independent pricing service	Single source; no alternative pricing source was available
0.1%	52.5%	0.0%*

Derivatives

Futures Contracts Fair valued using inputs obtained from an independent pricing service	Swap Agreements Fair valued using inputs obtained from an independent pricing service	Options Fair valued using inputs obtained from an independent pricing service
(0.1)%	0.0%*	(0.1)%

*	Rounds to 0.0%.

U.S. GAAP requires the Fund to disclose the fair value of its investments in a three-level hierarchy (Levels 1, 2 and 3). The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the fair value hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between levels.

U.S. GAAP requires additional disclosures about fair measurements for material Level 3 investments and derivatives, if any (determined by each category of asset or liability as compared to the Fund’s total net assets separately identified in the “Valuation Inputs” table below). At February 28, 2013, there were no direct material Level 3 classes of investments or derivatives with significant unobservable inputs subject to this additional disclosure.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities, certain U.S. government obligations with a remaining maturity of greater than 60 days, derivatives actively traded on a national securities exchange (such as some futures and options), and shares of open-end mutual funds (even if their investments are valued using Level 2 or Level 3 inputs).

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

The types of assets and liabilities categorized in Level 2 generally include debt securities such as U.S. government securities with a remaining maturity of less than 60 days valued at amortized cost, certain U.S. government agency securities, mortgage-backed securities, asset-backed

25

Implementation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2013

securities, certain sovereign debt obligations, and corporate bonds valued using broker quotes; certain OTC derivatives such as swaps, options, swaptions, and forward contracts valued using industry standard models; certain restricted securities valued at the most recent available market or quoted price; and certain foreign equity securities that are adjusted based on inputs from an independent pricing service approved by the Trustees, including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE) to reflect estimated valuation changes through the NYSE close.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

The types of assets and liabilities categorized in Level 3 generally include, but are not limited to, securities whose trading has been suspended or that have been de-listed from their current primary trading exchange valued at the most recent available market or quoted price; securities in default or bankruptcy proceedings for which there is no current market quotation valued at the most recent available market or quoted price; third-party investment funds where valuations are provided by fund sponsors and which are adjusted for liquidity considerations as well as the timing of the receipt of information; certain securities that are valued at the local price and adjusted by applying a premium or discount when the holdings exceed foreign ownership limitations; certain derivatives valued using third party valuation services; and potential litigation recoveries and interests related to bankruptcy proceedings valued at zero.

The following is a summary of the respective levels assigned to the Fund’s direct securities and derivatives, if any, as of February 28, 2013:

Valuation Inputs as of February 28, 2013

Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Common Stocks
Australia	$—	$53,171,280	$—	$53,171,280
Austria	—	5,179,590	—	5,179,590
Belgium	—	19,902,023	—	19,902,023
Brazil	30,214,867	—	—	30,214,867
Canada	27,828,469	—	—	27,828,469
Chile	404,804	—	—	404,804
China	2,703,493	86,407,674	—	89,111,167
Czech Republic	—	5,730,954	—	5,730,954
Denmark	—	11,093,951	—	11,093,951
Egypt	—	2,656,875	—	2,656,875
Finland	—	6,521,539	—	6,521,539
France	—	115,716,447	—	115,716,447
Germany	—	63,205,391	—	63,205,391
Greece	—	2,562,021	—	2,562,021
Hong Kong	1,608,055	13,313,596	—	14,921,651
Hungary	—	919,816	—	919,816
India	5,578,367	12,227,487	1,107,369	18,913,223
Indonesia	915,876	25,424,654	—	26,340,530
Ireland	—	4,497,092	—	4,497,092
Israel	—	1,093,371	—	1,093,371
Italy	—	44,431,191	—	44,431,191
Japan	—	232,897,598	—	232,897,598
Kazakhstan	—	682,770	—	682,770
Malaysia	—	1,431,176	—	1,431,176
Mexico	15,265,774	—	—	15,265,774
Netherlands	—	23,589,035	93,629	23,682,664
New Zealand	—	4,773,691	—	4,773,691
Nigeria	—	63,018	—	63,018
Norway	—	3,080,282	—	3,080,282
Peru	4,488,920	—	—	4,488,920
Philippines	592,205	6,895,309	—	7,487,514
Poland	—	8,972,654	—	8,972,654
Portugal	—	2,690,918	—	2,690,918
Russia	—	54,183,553	—	54,183,553

26

Implementation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2013

Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs (continued)
Singapore	$—	$14,743,269	$—	$14,743,269
South Africa	766,616	11,292,332	—	12,058,948
South Korea	2,507,189	49,069,736	—	51,576,925
Spain	—	61,363,485	—	61,363,485
Sweden	—	7,662,010	—	7,662,010
Switzerland	—	54,952,827	—	54,952,827
Taiwan	1,719,271	19,960,881	—	21,680,152
Thailand	—	18,323,307	1,300,860	19,624,167
Turkey	—	11,102,244	—	11,102,244
United Kingdom	—	223,282,635	—	223,282,635
United States	767,348,515	—	—	767,348,515

TOTAL COMMON STOCKS	861,942,421	1,285,067,682	2,501,858	2,149,511,961

Preferred Stocks
Brazil	33,475,582	—	—	33,475,582
Germany	—	7,255,505	—	7,255,505
Russia	—	4,735,736	—	4,735,736
South Korea	—	293,871	—	293,871

TOTAL PREFERRED STOCKS	33,475,582	12,285,112	—	45,760,694

Investment Funds
Thailand	—	93,772	—	93,772
United States	7,445,169	—	—	7,445,169

TOTAL INVESTMENT FUNDS	7,445,169	93,772	—	7,538,941

Debt Obligations
Canada	—	—	4,156,599	4,156,599
United States	—	—	5,380,308	5,380,308

TOTAL DEBT OBLIGATIONS	—	—	9,536,907	9,536,907

Rights/warrants	0	—	—	0 *
Short-Term Investment	205,770,946	114,976,449	—	320,747,395

Total Investments	1,108,634,118	1,412,423,015	12,038,765	2,533,095,898

Derivatives**
Forward Currency Contracts
Foreign currency risk	—	13,193,103	—	13,193,103
Futures Contracts
Equity risk	—	185,889	—	185,889
Swap Agreements
Equity risk	—	1,052,432	—	1,052,432

Total	$1,108,634,118	$1,426,854,439	$12,038,765	$2,547,527,322

Liability Valuation Inputs
Derivatives**
Forward Currency Contracts
Foreign currency risk	$—	$(2,653,038)	$—	$(2,653,038)
Futures Contracts
Equity risk	(614,478)	(1,343,249)	—	(1,957,727)
Written Options
Equity risk	(997,889)	(1,695,169)	—	(2,693,058)

Total	$(1,612,367)	$(5,691,456)	$—	$(7,303,823)

The risks referenced in the tables above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

27

Implementation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2013

*	Represents the interest in securities that were determined to have a fair value of zero at February 28, 2013.
**	The tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.

The underlying funds held at year end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ notes to financial statements.

For the year ended February 28, 2013, there were no material transfers between Level 1 and Level 2.

The following is a reconciliation of securities and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 29, 2012	Purchases	Sales	Accrued Discounts/ Premiums	Total Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into level 3*	Transfer out of level 3*	Balances as of February 28, 2013	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of February 28, 2013
Common Stock
India	$—	$1,727,941	$(392,127)	$—	$(35,380)	$(193,065)	$—	$—	$1,107,369	$(193,065)
Netherlands	—	161,230	(25,478)	—	(16,544)	(25,579)	—	—	93,629	(25,579)
Thailand	—	1,267,960	(238,232)	—	31,585	239,547	—	—	1,300,860	239,547
Debt Obligations
Asset-Backed Securities
Canada	—	4,128,267	—	7,038	—	21,294	—	—	4,156,599	21,294
United States	—	624,058	—	6,022	—	(232,981)	—	—	397,099	(232,981)
Bank Loans
United States	—	4,979,440	(64,495)	4,459	1,043	62,762	—	—	4,983,209	62,762

Total	$—	$12,888,896	$(720,332)	$17,519	$(19,296)	$(128,022)	$—	$—	$12,038,765	$(128,022)

*	The Fund accounts for securities and derivatives, if any, transferred into and out of Level 3 at the value at the end of the year.

The net aggregate direct and/or indirect exposure to investments in securities and derivative financial instruments using Level 3 inputs (based on the Fund’s net assets) as of February 28, 2013 were as follows:

Level 3 securities	Level 3 derivatives
0.5%	—

Cash

Cash and Foreign Currency, if any, on the Statement of Assets and Liabilities, consists of cash balances held with the custodian.

Due to/from broker

Due to/from broker in the Statement of Assets and Liabilities includes collateral on swap agreements, futures contracts, option contracts and forward currency contracts, if any.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. Dollars at the close of regular trading on the NYSE, generally at 4:00 pm Boston time. Income and expenses denominated in foreign currencies are typically translated into U.S. Dollars at the close of regular trading on the NYSE. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Loan agreements and participations

The Fund may invest in loans to corporate, governmental or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans. A loan is often administered by a bank or other financial institution that acts as

28

Implementation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2013

agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, (i) the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the party from whom the Fund has purchased the participation and only upon receipt by that party of payments from the borrower and (ii) the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement or to vote on matters arising under the loan agreement. Thus, the Fund may be subject to credit risk both of the party from whom it purchased the loan participation and the borrower and the Fund may have minimal control over the terms of any loan modification. When the Fund purchases assignments of loans, it acquires direct rights against the borrower. Loan agreements outstanding at the end of the year, if any, are listed in the Fund’s Schedule of Investments.

Repurchase agreements

The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired is required by contract to be marked to market daily and additional collateral is required to be transferred so that the market value is at least equal to the amount owed to the Fund by the seller. If the seller in a repurchase agreement transaction defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and, even if the Fund is able to dispose of the securities, the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. Repurchase agreements outstanding at the end of the year, if any, are listed in the Fund’s Schedule of Investments.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result may realize a loss on the transaction if the securities it sold are worth more than the purchase price it originally received from the buyer. Reverse repurchase agreements outstanding at the end of the year, if any, are listed in the Fund’s Schedule of Investments.

Inflation-indexed bonds

The Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that reflects inflation in the principal value of the bond. Most other issuers pay out any inflation related accruals as part of a semiannual coupon.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. There can be no assurance, however, that the value of inflation-indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by a Fund from inflation-indexed bonds are included in the Fund’s gross income for the period in which they accrue. In addition, any increase or decrease in the principal amount of an inflation-indexed bond will increase or decrease taxable ordinary income to the Fund, even though principal is not paid until maturity. Inflation-indexed bonds outstanding at the end of the year, if any, are listed in the Fund’s Schedule of Investments.

Taxes and distributions

For U.S. federal income tax purposes, the Fund is disregarded as an entity separate from its sole shareholder, GMO Benchmark-Free Allocation Fund (“BFAF”), another series of the Trust. BFAF intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. BFAF is treated as owning Implementation Fund’s assets directly for U.S. federal income tax purposes. As such, any income, gain, loss, deduction or other tax items arising in respect of the Fund’s assets will be treated as if they are realized or incurred, as applicable, directly by BFAF. The Fund may make distributions to BFAF in the sole discretion of the Trustees (or their delegates).

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. Taxes related to capital gains realized during the year ended February 28, 2013, if any, are reflected as part of Net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gain taxes on unrealized investment gains, if any, are reflected as part of Change in net unrealized appreciation (depreciation) in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

29

Implementation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2013

As of February 28, 2013, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation (depreciation) in value of investments were as follows:

Aggregate Cost ($)	Gross Unrealized Appreciation ($)	Gross Unrealized (Depreciation) ($)	Net Unrealized Appreciation (Depreciation) ($)
2,425,407,345	160,358,122	(52,669,569)	107,688,553

The Fund is subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. United States and non-U.S. tax rules (including the interpretation and application of tax laws) are subject to change. The Fund files tax returns and/or adopts certain tax positions in various jurisdictions. Non-U.S. taxes are provided for based on the Fund’s understanding of the prevailing tax rules of the non-U.S. markets in which it invests. Recently enacted tax rules, including interpretation of tax laws and proposed legislation currently under consideration in various jurisdictions, including the U.S., might affect the way the Fund is taxed prospectively and/or retroactively. Prior to the expiration of the relevant statutes of limitations, if any, the Fund is subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns it has filed and/or the tax positions it has adopted.

Security transactions and related investment income

Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Fund’s policy is that security transactions are generally accounted for on the following business day. The Manager may override that policy and the Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when the Fund is informed of the ex-dividend date. Income dividends and capital gain distributions from the underlying funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation-indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or investment loss. Coupon income is not recognized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Fund uses the identified cost basis.

Expenses

Most of the expenses of the Trust are directly identifiable to an individual fund. Common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. In addition, the Fund incurs fees and expenses indirectly as a shareholder in the underlying funds.

State Street Bank and Trust Company (“State Street”) serves as the Fund’s custodian, fund accounting agent and transfer agent. Prior to December 31, 2012, State Street’s fees may have been reduced by an earnings allowance calculated on the average daily cash balances the Fund maintains with State Street. Prior to December 31, 2012, the Fund received the benefit of any earnings allowance. Earnings allowances received prior to December 31, 2012 are reported as a reduction of expenses in the Statement of Operations. Effective January 1, 2013, any cash balances maintained at State Street are held in a Demand Deposit Account and interest income earned, if any, is shown as interest income in the Statement of Operations.

Recently-issued accounting guidance

In December 2011, the Financial Accounting Standards Board issued “Disclosures about Offsetting Assets and Liabilities”. The pronouncement creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to enforceable master netting arrangements or similar agreements. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. The Manager is currently evaluating the application of the pronouncement and its impact, if any, on the Funds’ financial statements.

3.	Investment and other risks

Investing in mutual funds involves many risks. The risks of investing in a particular Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.

An investment in the Fund is not a bank deposit and, therefore, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

30

Implementation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2013

• MARKET RISK. The Fund is subject to market risk, which is the risk that the market value of its holdings will decline. Market risks include:

Equity Securities Risk. — The Fund runs the risk that the market prices of its equity investments will decline. The market price of an equity investment may decline for reasons that directly relate to the issuing company, such as poor management performance or reduced demand for its goods or services. It also may decline due to factors that affect a particular industry, such as a decline in demand, labor or raw material shortages or increased production costs. In addition, market prices may decline as a result of general market conditions not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. Equity investments generally have significant price volatility and the market price of equity can decline in a rapid or unpredictable manner.

The Fund invests a substantial portion of its assets in equities and, as a result, declines in stock market prices generally are likely to reduce the net asset values of the Fund’s shares.

If the Fund purchases equity investments at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not appreciate to or will decline from that value for a variety of reasons, one of which may be the Manager’s overestimation of the value of those investments.

Equity investments trading at high multiples of current earnings often are more sensitive to changes in future earnings expectations than those of other securities.

The Fund’s investment strategy of selling put options on stock indices will likely cause it to underperform the equity markets in sharply rising markets.

Fixed Income Investments Risk. — The Fund’s investments in fixed income securities (including bonds, notes, bills, synthetic debt instruments and asset-backed securities) are subject to various market risks. The market price of a fixed income investment can decline due to a number of market-related factors, including rising (or, in some limited cases, declining) interest rates and widening credit spreads, or decreased liquidity that reflect the market’s uncertainty about the value of a fixed income investment (or class of fixed income investments). In addition, the market price of fixed income investments with complex structures, such as asset-backed securities and sovereign and quasi-sovereign debt instruments, can decline due to market uncertainty about their credit quality and the reliability of their payment streams. During periods of economic uncertainty and change, the market price of the Fund’s investments in below investment grade securities (commonly referred to as “junk bonds”) may be particularly volatile. Often junk bonds are subject to greater sensitivity to interest rate and economic changes than higher rated bonds and can be more difficult to, resulting in differences between the prices realized on their sale and the value at which they are carried on the books of the Fund. See “Credit Risk” and “Liquidity Risk” below for more information about these risks.

A risk of the Fund’s investments in fixed income securities is that an increase (or, in some limited cases, a decrease) in prevailing interest rates will cause the market price of those securities to decline. The risk associated with such changes in interest rates (also called “interest rate risk”) is generally greater when the Fund invests in fixed income securities with longer durations and in some cases duration can increase.

The extent to which a fixed income security’s price changes with changes in interest rates is referred to as interest rate duration, which can be measured mathematically or empirically. A longer-maturity investment generally has longer interest rate duration because the investment’s fixed rate is locked in for a longer period of time. Floating-rate or adjustable-rate securities, however, generally have shorter interest rate durations because their interest rates are not fixed but rather float up and down as interest rates change. Conversely, inverse floating-rate securities have durations that move in the opposite direction from short-term interest rates and thus tend to underperform fixed rate securities when interest rates rise but outperform them when interest rates decline. Fixed income securities paying no interest, such as zero coupon and principal-only securities, create additional interest rate risk.

The price of inflation-indexed bonds (including Inflation-Protected Securities issued by the U.S. Treasury (“TIPS”)) normally changes when real interest rates change. Their value typically will decline during periods of rising real interest rates (i.e., nominal interest rate minus inflation) and increase during periods of declining real interest rates. Real interest rates may not fluctuate in the same manner as nominal interest rates. In some interest rate environments, such as when real interest rates are rising faster than nominal interest rates, the price of inflation-indexed bonds may decline more than the price of non-inflation-indexed (or nominal) fixed income bonds with similar maturities. The price of the Fund’s inflation-indexed bonds, however, will not necessarily change in the same proportion as changes in nominal interest rates, and short term increases in inflation may lead to a decline in their price. Moreover, if the index measuring inflation falls, the principal value of inflation-indexed bond investments will be adjusted downward, and, consequently, the interest they pay (calculated with respect to a smaller principal amount) will be reduced. In the case of TIPS, the U.S. government guarantees the repayment of the original bond principal upon maturity (as adjusted for inflation). Generally, when interest rates on short term U.S. Treasury obligations equal or approach zero, if the Fund has invested a substantial portion of its assets in U.S. Treasury obligations, such as U.S. Treasury Fund, will have a negative return unless the Manager waives or reduces its management fees.

31

Implementation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2013

Market risk for fixed income securities denominated in non-U.S. currencies is also affected by currency risk. See “Currency Risk” below.

• NON-U.S. INVESTMENT RISK. Because the Fund invests in non-U.S. securities, it is subject to additional and more varied risks than funds whose investments are limited to U.S. securities. The securities markets of many non-U.S. countries include securities of only a limited number of companies in a limited number of industries. As a result, the market prices of many of those securities fluctuate more than those of U.S. securities. In addition, issuers of non-U.S. securities often are not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, custody and auditing standards of non-U.S. countries differ, in some cases significantly, from U.S. standards. Non-U.S. portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs. The Fund may be subject to non-U.S. taxation, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends or interest it receives on non-U.S. investments, (ii) transactions in those investments and (iii) the repatriation of proceeds generated from the sale of those investments. Transaction-based charges are generally calculated as a percentage of the transaction amount. In addition, some jurisdictions may limit the Fund’s ability to profit from short term trading (as defined in the relevant jurisdiction).

Also, investing in non-U.S. securities exposes the Fund to the risk of nationalization, expropriation or confiscatory taxation of assets of their issuers, adverse changes in investment regulations, capital requirements or exchange controls (which may include suspension of the ability to transfer currency from a country), and adverse political and diplomatic developments.

In some non-U.S. markets, custody arrangements for securities provide significantly less protection than custody arrangements in U.S. markets, and prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks it does not have in the U.S. with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Fluctuations in non-U.S. currency exchange rates also will affect the market value of the Fund’s non-U.S. investments (see “Currency Risk” below).

U.S. investors are required to maintain a license to invest directly in many non-U.S. markets. These licenses are often subject to limitations, including maximum investment amounts. Once a license is obtained, the Fund’s ability to continue to invest directly is subject to the risk that the license will be terminated or suspended. If a license is terminated or suspended, to obtain exposure to the market the Fund will be required to purchase American Depositary Receipts, Global Depositary Receipts, shares of other funds that are licensed to invest directly, or derivative instruments. The receipt of a non-U.S. license by one of the Manager’s clients may preclude other clients, including the Fund, from obtaining a similar license, and this could limit the Fund’s investment opportunities. In addition, the activities of another of the Manager’s clients could cause the suspension or revocation of a license and thereby limit the Funds’ investment opportunities.

Because the Fund may invest a significant portion of its assets in securities of issuers tied economically to emerging countries (or investments related to emerging markets), it is subject to greater non-U.S. investment risk than funds investing primarily in more developed non-U.S. countries (or markets). The risks of investing in those securities include: greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war or natural disaster); increased risk of nationalization, expropriation, or other confiscation of assets of issuers of securities in the Fund’s portfolio; greater governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on non-U.S. investment, capital controls and limitations on repatriation of invested capital, dividends, interest and other income and on the Fund’s ability to exchange local currencies for U.S. Dollars; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); unavailability of currency hedging techniques; differences in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement; difficulties in obtaining and/or enforcing legal judgments; and significantly smaller market capitalizations of issuers.

• SMALLER COMPANY RISK. Companies with smaller market capitalizations, including small- and mid-cap companies, may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. Moreover, their securities often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more than the securities of companies with larger market capitalizations. In addition, market risk and liquidity risk are particularly pronounced for securities of these companies.

• MANAGEMENT AND OPERATIONAL RISK. The Fund is subject to management risk because it relies on the Manager’s ability to achieve its investment objective. The Fund runs the risk that the Manager’s investment techniques will fail to produce desired results, and cause the Fund to incur significant losses. The Manager also may fail to use derivatives effectively, choosing to hedge or not to hedge positions at disadvantageous times.

The Manager’s portfolio managers may use quantitative analyses and models. Any imperfections, errors or limitations in those analyses and models could affect the ability of the portfolio managers to implement the strategies they wish to pursue. By necessity, these analyses and models make simplifying assumptions that limit their effectiveness. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate or may not include the most recent information about a company or a security. The Fund also

32

Implementation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2013

runs the risk that GMO’s fundamental assessment of an investment may be wrong. There can be no assurance that key personnel of the Manager will continue to be employed by the Manager. The loss of their services could have an adverse impact on the Manager’s ability to achieve the Fund’s investment objective.

The Fund also is subject to the risk of loss as a result of other services provided by the Manager and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency and other services. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error and system failures by a service provider. For example, trading delays or errors (both human and systematic) could prevent the Fund from benefiting from potential investment gains or avoiding losses on the security. The Manager is not contractually liable to the Fund for losses associated with operational risk absent the Manager’s willful misfeasance, bad faith, gross negligence or reckless disregard of its contractual obligations to provide services to the Fund. Other Fund service providers also have limitations on their liability to the Fund for losses resulting from their errors.

• LIQUIDITY RISK. Liquidity risk is the risk that low trading volume, lack of a market maker, large position size or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits or prevents the Fund from selling particular securities or unwinding derivative positions at desirable prices. The Fund is also exposed to liquidity risk when it has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements, writing a put, or closing a short position). Because the Fund’s principal investment strategies may involve investment in asset-backed securities, emerging country debt securities, securities of companies with smaller market capitalizations or smaller total float-adjusted market capitalizations and emerging market securities, the Fund has increased exposure to liquidity risk. These types of investments can be difficult to value, resulting in differences between the price at which they are sold and the value at which they are carried on the books of the Fund. In addition, TIPS have exhibited periods of greatly reduced liquidity when disruptions in fixed income markets have occurred, such as the events surrounding the bankruptcy of Lehman Brothers in 2008. Less liquid securities are more susceptible than other securities to price declines when markets decline generally.

• DERIVATIVES RISK. The Fund may invest in derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices. Derivatives include futures, non-U.S. currency contracts, swap agreements, reverse repurchase agreements and other OTC contracts. Derivatives may relate to securities, interest rates, currencies or currency exchange rates, inflation rates, commodities and indices.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. In particular, the Fund’s use of OTC derivatives exposes it to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations. An OTC derivatives contract typically can be closed only with the consent of the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund, and if it does, the Fund may decide not to pursue its claims against the counterparty to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

The Fund may invest in derivatives that (i) do not require the counterparty to post collateral (e.g., non-U.S. currency forwards), (ii) require collateral but that do not provide for the Fund’s security interest in it to be perfected, (iii) require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or (iv) do not require that collateral be regularly marked-to-market. When a counterparty’s obligations are not fully secured by collateral, the Fund runs the risk of having limited recourse if the counterparty defaults. Even when obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. In addition, during those periods, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Derivatives also present other risks described in this section, including market risk, liquidity risk, currency risk, credit risk and counterparty risk. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used may not produce valuations that are consistent with the values the Fund realizes when it closes or sells an OTC derivative. Valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value. Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates or indices they are designed to track.

33

Implementation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2013

The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.

When the Fund uses credit default swaps to obtain synthetic long exposure to a fixed income security such as a debt instrument or index of debt instruments, the Fund is exposed to the risk that it will be required to pay the full notional value of the swap agreement in the event of a default.

Swap agreements and other OTC derivatives are highly susceptible to liquidity risk (see “Liquidity Risk” above) and counterparty risk (see “Counterparty Risk” below), and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself.

The U.S. government recently enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. Because the legislation leaves much to rule making (and many of the rules are not yet final), its ultimate impact remains unclear.

• CURRENCY RISK. Currency risk is the risk that fluctuations in exchange rates will adversely affect the market value of the Fund’s investments. Currency risk includes the risk that the non-U.S. currencies in which the Fund’s investments are traded, in which the Fund receives income or in which the Fund has taken a position, will decline in value relative to the U.S. Dollar. Currency risk also includes the risk that the currency to which the Fund has obtained exposure through hedging declines in value relative to the currency being hedged, in which event, the Fund may realize a loss both on the hedging instrument and on the currency being hedged. Currency exchange rates can fluctuate significantly for many reasons, including changes in supply and demand in the currency exchange markets, trade balances, actual or perceived changes in interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, intervention (or the failure to intervene) by governments, central banks or supranational agencies such as the International Monetary Fund, and currency or exchange controls or other political and economic developments in the U.S. or abroad. See “Market Disruption and Geopolitical Risk” below.

The Fund may use derivatives to take overweighted or underweighted currency positions relative to the currency exposure of its portfolio. If the exchange rates of the currencies involved do not move as expected, the Fund could lose money both on its holdings of a particular currency and on the derivative. See also “Non-U.S. Investment Risk” above.

Some currencies are illiquid (e.g., some emerging country currencies), and the Fund may not be able to convert them into U.S. Dollars, in which case the Manager may decide to purchase U.S. Dollars in a parallel market in which the exchange rate is materially and adversely different. Exchange rates for many currencies (e.g., some emerging country currencies) are particularly affected by exchange control regulations.

Derivative transactions in non-U.S. currencies (such as futures, forwards, options and swaps) may involve leveraging risk in addition to currency risk, as described below under “Leveraging Risk.” In addition, the obligations of counterparties in currency derivative transactions are often not secured by collateral, which increases counterparty risk (see “Counterparty Risk” below).

• CREDIT RISK. This is the risk that the issuer or guarantor of a fixed income investment will be unable or unwilling to satisfy its obligation to pay principal and interest or otherwise to honor its obligations in a timely manner. The market price of a fixed income investment will normally decline as a result of the issuer’s or guarantor’s failure to meet its payment obligations or the downgrading of its credit rating. This risk is particularly acute in environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

All fixed income securities are subject to credit risk. Financial strength and solvency of an issuer are the primary factors influencing credit risk. The risk varies depending upon whether the issuer is a corporation or U.S. or non-U.S. government (or sub-division or instrumentality) and whether the particular security has a priority over other obligations of the issuer in payment of principal and interest and whether it has any collateral backing or credit enhancement. Credit risk may change over the life of a fixed income security. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation, or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”), and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by Congressional appropriations and their fixed income securities, including mortgage-backed and other asset-backed securities, are neither guaranteed nor insured by the U.S. government. These securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). Investments in sovereign debt involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. A governmental entity’s willingness or ability to pay interest and repay principal in a timely manner may be affected by a variety of factors,

34

Implementation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2013

including its cash flow, the size of its reserves, its access to foreign exchange, the relative size of its debt service burden to its economy as a whole, and political constraints. Investments in quasi-sovereign issuers are subject to the additional risk that the issuer may default independently of its sovereign. Sovereign debt risk is greater for emerging market securities.

In some cases, the credit risk of a fixed income security is reflected in its credit ratings, and if the Fund holds such a security, the Fund is subject to the risk that the security’s rating will be downgraded.

As described under “Market Risk – Asset-Backed Securities Risk” above, asset-backed securities may be backed by many types of assets and their payment of interest and repayment of principal largely depend on the cash flows generated by the assets backing them. The credit risk of a particular asset-backed security depends on many factors, as described in “Market Risk – Asset-Backed Securities Risk” above.

The obligations of issuers also are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. The Fund also is exposed to credit risk on a reference security to the extent it writes protection under credit default swaps. See “Derivatives Risk” above for more information regarding risks associated with the use of credit default swaps.

The extent to which the price of a fixed income security changes in response to a credit event depends on a number of factors and can be difficult to predict. For example, floating rate securities may have final maturities of ten or more years, but their effective durations will tend to be very short. If the issuer of floating rate securities experiences an adverse credit event, or a change occurs in its perceived creditworthiness, the price of its securities could decline much more than would be predicted by the change in their yield in relation to their effective duration.

Credit risk is particularly pronounced for below investment grade securities (commonly referred to as “junk bonds”). The sovereign debt of many non-U.S. governments, including their sub-divisions and instrumentalities, is below investment grade. Many asset-backed securities also are below investment grade. Below investment grade securities have speculative characteristics, often are less liquid than higher quality securities, present a greater risk of default and are more susceptible to real or perceived adverse industry conditions. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer.

Market Risk — Asset-Backed Securities Risk. — Investments in asset-backed securities not only are subject to all of the market risks described above for fixed income securities but to other market risks as well.

Funds investing in asset-backed securities are exposed to the risk that these securities experience severe credit downgrades, illiquidity, defaults, and declines in market value. These risks are particularly acute during periods of adverse market conditions, such as those that occurred in 2008. Asset-backed securities may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, and credit-card receivables. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers.

As described under “Market Risk – Fixed Income Investments Risk” above, the market price of fixed income investments with complex structures, such as asset-backed securities, can decline due to a number of factors, including market uncertainty about their credit quality and the reliability of their payment streams. Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flow generated by the assets backing the securities, as well as the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support and the credit quality of the credit-support provider, if any, and the reliability of various other service providers with access to the payment stream. A problem in any one of these areas can lead to a decrease in the payment stream expected by the Fund at the time it purchased the asset-backed security. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds whatever credit support the securities may have. Asset-backed securities backed by sub-prime mortgage loans, in particular, may cause the Fund to suffer significantly greater declines in value due to defaults, as sub-prime mortgage loans are typically made to less creditworthy borrowers and thus have a higher risk of default than conventional mortgage loans. The obligations of issuers (and obligors of asset-backed securities) also are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. See “Credit Risk” above for more information about credit risk.

With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the market prices of asset-backed and other fixed income securities. These conditions may occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers

35

Implementation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2013

to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.

The market price of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and the Fund may be unable to invest prepayments at as high a yield as was provided by the asset-backed security.

In addition, the existence of insurance on an asset-based security does not guarantee that the principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.

The risk of investing in asset-backed securities has increased since the deterioration in worldwide economic and liquidity conditions referred to above because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated. See “Focused Investment Risk” below for more information about risks of investing in correlated sectors. A single financial institution may serve as a trustee for many asset-backed securities. As a result, a disruption in that institution’s business may have a material impact on many investments.

• COUNTERPARTY RISK. To the extent the Fund enters into contracts with counterparties, such as repurchase or reverse repurchase agreements or other OTC derivatives contracts, or lends its securities, it runs the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. There is neither an explicit limit on the amount of exposure that the Fund may have with any one counterparty nor a requirement that counterparties maintain a specific rating by a nationally recognized rating organization in order to be considered for potential transactions. To the extent that GMO’s view with respect to a particular counterparty changes (whether due to external events or otherwise), existing transactions are not required to be terminated or modified. Additionally, new transactions may be entered into with a counterparty that is no longer considered eligible if the transaction is primarily designed to reduce the overall risk of potential exposure to that counterparty (for example, re-establishing the transaction with a lesser notional amount). Counterparty risk is pronounced during unusually adverse market conditions and is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

Participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets, and, therefore, OTC derivatives generally expose the Fund to greater counterparty risk than exchange-traded derivatives. The Fund is subject to the risk that a counterparty will not settle a derivative in accordance with its terms because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem. If a counterparty’s obligation to the Fund is not collateralized, then the Fund is essentially an unsecured creditor of the counterparty. If the counterparty defaults, the Fund will have contractual remedies, but the Fund may be unable to enforce them, thus causing the Fund to suffer a loss. Counterparty risk is greater for derivatives with longer maturities because of the greater possibility that events will intervene to prevent settlement. Counterparty risk also is greater when the Fund has concentrated its derivatives with a single or small group of counterparties as it sometimes does as a result of its use of swaps and other OTC derivatives. Significant exposure to a single counterparty increases the Fund’s counterparty risk. To the extent the Fund uses swap agreements, it is subject, in particular, to the creditworthiness of the counterparties because some types of swap agreements have durations longer than six months (and, in some cases, decades). The creditworthiness of a counterparty may be adversely affected by greater than average volatility in the markets, even if the counterparty’s net market exposure is small relative to its capital. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in the collateral may not be perfected or additional collateral may not be promptly posted as required.

The Fund also is subject to counterparty risk because it executes its securities transactions through brokers and dealers. If a broker or dealer fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or be unable to dispose of investments it would prefer to sell, resulting in losses for the Fund.

Counterparty risk with respect to OTC derivatives may be affected by new regulations affecting the derivatives market. Some derivatives, such as some types of interest rate swaps and credit default index swaps on North American and European indices that may be used by the Funds, will be required to be cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivative transaction. Members are required to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing broker from its customers are generally held by the clearing broker on a commingled basis in an omnibus account and may be freely accessed by the clearing broker, which may also invest any such funds in certain instruments permitted under the applicable regulations. The assets of the Fund might not be fully protected in the event of the Fund’s clearing

36

Implementation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2013

member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s customers for a relevant account class. Also, the clearing member transfers to the clearing organization the amount of margin required by the clearing organization for cleared swaps, which amounts are generally held in an omnibus account at the clearing organization for all customers of the clearing member. CFTC regulations require that the clearing member notify the clearing house the amount of initial margin provided by the clearing member to the clearing organization that is attributable to each customer. However, if the clearing member does not provide accurate reporting, the Funds are subject to the risk that a clearing organization will use a Fund’s assets held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. In addition, clearing members generally provide to the clearing organization the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than the gross amount of each customer. The Funds are therefore subject to the risk that a clearing organization will not make variation margin payments owed to a Fund if another customer of the clearing member has suffered a loss and is in default.

• LEVERAGING RISK. The use of reverse repurchase agreements and other derivatives and securities lending creates leverage (i.e., the Fund’s investment exposures exceed its net asset value). Leverage increases the magnitude of the Fund’s losses when the value of its investments (including derivatives) declines. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The Fund’s use of reverse repurchase agreements also subjects it to interest costs based on the difference between the sale and repurchase price of the security involved. The Fund’s portfolio also will be leveraged if it borrows money to meet redemption requests or settle investment transactions or if it exercises its right to delay payment on a redemption.

The Fund may manage some of its derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it were leveraged.

• OPTIONS RISK. There are various risks associated with transactions in exchange-traded and OTC options. The market value of options written by the Fund will be affected by many factors, including changes in the value of underlying securities or indices; changes in the dividend rates of underlying securities (or in the case of indices, the securities comprising such indices); changes in interest rates or exchange rates; changes in the actual or perceived volatility of the stock market and underlying securities; and the remaining time to an option’s expiration. The market value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid. In addition, since an American style option allows the holder to exercise its rights any time prior to expiration of the option, the writer of an American style option has no control over the time when it may be required to fulfill its obligations as a writer of the option. This risk is not present when writing a European style option because the holder may only exercise the option on its expiration date. If the Fund writes a call option and does not hold the underlying security or instrument, the amount of the Fund’s potential loss is theoretically unlimited. National securities exchanges generally have established limits on the maximum number of options an investor or group of investors acting in concert may write. The Fund, the Manager, and other funds advised by the Manager may constitute such a group. These limits could restrict the Fund’s ability to purchase or sell options on a particular security.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund greater flexibility to tailor an option to its needs, participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets. Therefore, OTC options generally expose the Fund to greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. Purchasing and selling put and call options are highly specialized activities and entail greater than ordinary market risks.

Special tax rules apply to the Fund’s transactions in options, which could increase the amount of taxes payable by BFAF’s shareholders. In particular, the Fund’s options transactions potentially could cause a substantial portion of BFAF’s income to consist of net short-term capital gains, which, when distributed, are taxable to shareholders as ordinary income.

• REAL ESTATE RISK. To the extent the Fund concentrates its assets in real estate-related investments, the value of its portfolio is subject to factors affecting the real estate industry and may fluctuate more than the value of a portfolio that consists of securities of companies in a broader range of industries. Factors affecting real estate values include the supply of real property in particular markets, overbuilding, changes in zoning laws, casualty or condemnation losses, delays in completion of construction, changes in real estate values, changes in operating costs and property taxes, levels of occupancy, adequacy of rent to cover operating costs, possible environmental liabilities, regulatory limitations on rent, fluctuations in rental income, increased competition and other risks related to local and regional market conditions. The value of real estate-related investments also may be affected by changes in interest rates, macroeconomic developments, and social and economic trends. For instance, during periods of declining interest rates, some mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may reduce the yield on securities issued by those REITs. Some REITs have relatively small market capitalizations, which can tend to increase the volatility of the market price of their securities. REITs are subject to the risk of fluctuations in income from underlying real estate assets, their inability to

37

Implementation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2013

manage effectively the cash flows generated by those assets, prepayments and defaults by borrowers, and their failure to qualify for the special tax treatment granted to REITs under the Internal Revenue Code of 1986, as amended, or to maintain their exemption from investment company status under the 1940 Act.

• MARKET DISRUPTION AND GEOPOLITICAL RISK. The Fund is subject to the risk that geopolitical and other events will disrupt securities markets, adversely affect global economies and markets and thereby decrease the value of the Fund’s investments. The wars in Iraq and Afghanistan have had a substantial effect on the economies and securities markets of the U.S. and other countries. Terrorism in the U.S. and around the world has had a similar global impact and has increased geopolitical risk. The terrorist attacks on September 11, 2001 resulted in the closure of some U.S. securities markets for four days, and similar attacks are possible in the future. The uncertainty surrounding the sovereign debt of the European Union countries of Greece, Spain, Portugal, Ireland and Italy, as well as the continued existence of the European Union itself, have disrupted and may continue to disrupt markets in the U.S. and around the world. If one or more countries leave the European Union or the European Union dissolves, there likely will be significant disruptions in the world’s securities markets. Substantial government interventions (e.g., currency controls), also could negatively impact the Funds. War, terrorism, economic uncertainty and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments. During such market disruptions, the Fund’s exposure to the risks described elsewhere in this “Investments and other risk” section will likely increase. Market disruptions, including sudden government interventions, can also prevent the Fund from implementing its investment programs for a period of time and achieving its investment objectives. For example, a disruption may cause disruptions to the orderly functioning of the securities markets and/or may cause the Fund’s derivatives counterparties to discontinue offering derivatives on some underlying commodities, securities, reference rates or indices, or to offer them on a more limited basis. To the extent that a Fund has focused its investments in the stock index of particular region, adverse geopolitical and other events could have a disproportionate impact on the Fund.

• SHORT SALES RISK. The Fund may use short sales in its investment programs in an attempt to increase its returns or for hedging purposes.

In implementing its principal investment strategies, the Fund is permitted to engage in short sales of securities or currencies that it does not own. To do so, the Fund borrows a security (e.g., shares of an exchange-traded fund (“ETF”)) or currency from a broker and sells it to a third party. This type of short sale exposes the Fund to the risk that it will be required to acquire, convert or exchange securities or currencies to replace the borrowed securities at a time when the securities or currencies sold short have appreciated in value, thus resulting in a loss to the Fund. If the Fund engages in short sales of securities or currencies it does not own, it may have to pay a premium to borrow the securities or currencies and must pay to the lender any dividends or interest it receives on the securities or currencies while they are borrowed. In addition, purchasing securities or currencies to close out a short position can itself cause the price of the securities or currencies to rise further, thereby exacerbating any losses.

Short sales of securities or currencies the Fund does not own involve a form of investment leverage, and the amount of a Fund’s potential loss is theoretically unlimited. Accordingly, the Fund is subject to increased leveraging risk and other investment risks described in this “Investments and other risks” section to the extent it sells short securities or currencies it does not own.

• FOCUSED INVESTMENT RISK. Funds whose investments are focused in particular countries, regions, sectors, companies or industries with high positive correlations to one another (e.g., different industries within broad sectors, such as technology or financial services) are subject to greater overall risk than funds whose investments are more diversified. To the extent the Fund invests in the securities of a limited number of issuers, it is particularly exposed to adverse developments affecting those issuers, and a decline in the market value of a particular security held by the Fund is likely to affect the Fund’s performance more than if the Fund invested in the securities of a larger number of issuers.

To the extent the Fund focuses its investments in a particular type of security or sector, or in securities of companies in a particular industry, it is vulnerable to events affecting those securities, sectors, or companies. Securities, sectors, or companies that share common characteristics are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political or other developments. See also “Real Estate Risk” above.

Similarly, to the extent the Fund has a significant portion of its assets in investments tied economically to a particular geographic region, non-U.S. country or particular market (e.g., emerging markets), it has more exposure to regional and country economic risks than funds making non-U.S. investments throughout the world. The political and economic prospects of one country or group of countries within the same geographic region may affect other countries in that region, and a recession, debt crisis or decline in currency valuation in one country can spread to other countries. Furthermore, companies in a particular geographic region or non-U.S. country are vulnerable to events affecting other companies located in that region or country because they often share common characteristics, are exposed to similar business risks and regulatory burdens, and react similarly to specific economic, market, political or other developments. See also “Non-U.S. Investment Risk” above.

38

Implementation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2013

• LARGE SHAREHOLDER RISK. To the extent that a large number of shares of the Fund is held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g. GMO asset allocation accounts), the Fund is subject to the risk that a redemption by that shareholder of all or a large portion of its Fund shares will adversely affect the Fund’s performance if it is forced to sell portfolio securities to raise the cash needed to satisfy the redemption request. In addition, GMO Funds and other accounts over which GMO has investment discretion that invest in the Fund are not subject to restrictions on the frequency of trading of Fund shares. Asset allocation decisions by the Manager may result in substantial redemptions from (or investments into) the Fund. These transactions may adversely affect the Fund’s performance to the extent that the Fund is required to sell investments (or invest cash) at times when it would not otherwise do so. Redemptions of a large number of shares also may increase transaction costs or accelerate the realization of taxable income and/or gains to shareholders if the sales of portfolio securities they necessitate result in gains. In addition, to the extent the Fund invests in other GMO Funds subject to large shareholder risk, it is indirectly subject to this risk.

• FUND OF FUNDS RISK AND RELATED CONSIDERATIONS. The Fund may invest in shares of other investment companies, including other GMO Funds, money market funds and ETF (for purposes of this risk disclosure, “underlying Funds”), and is exposed to the risk that the underlying Funds will not perform as expected.

Because the Fund bears the fees and expenses of the underlying Funds in which it invests (absent reimbursement of those expenses), the Fund will incur additional expenses when investing in underlying Funds. In addition, total Fund expenses will increase if the Fund makes a new or further investment in underlying Funds with higher fees or expenses than the average fees and expenses of the underlying Funds then in the Fund’s portfolio.

The Fund also is indirectly exposed to all of the risks of an investment in the underlying Funds.

Investments in ETFs involve the risk that the ETF’s performance may not track the performance of the index the ETF is designed to track. Unlike the index, an ETF incurs administrative expenses and transaction costs in trading securities. In addition, the timing and magnitude of cash inflows and outflows from and to investors buying and redeeming shares in the ETF could create cash balances that cause the ETF’s performance to deviate from the index (which remains “fully invested” at all times). Performance of an ETF and the index it is designed to track also may diverge because the composition of the index and the securities held by the ETF may occasionally differ. In addition, ETFs often use derivatives to track the performance of the relevant index, and, therefore, investments in those ETFs are subject to the same derivatives risks discussed above.

• NON-DIVERSIFIED FUNDS. The Fund is a “non-diversified investment company” under the 1940 Act. This means that it is allowed to invest in the securities of a relatively small number of issuers and/or non-U.S. currencies. As a result, it may be subject to greater credit, market and other risks, and poor performance by a single issuer may have a greater impact on its performance, than if it was “diversified.”

Temporary Defensive Positions. The Fund normally does not take temporary defensive positions.

To the extent the Fund takes a temporary defensive position, or otherwise holds cash, cash equivalents, or high quality debt investments on a temporary basis, the Fund may not achieve its investment objective.

4.	Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap agreements, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives as substitutes for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap agreements and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of their investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a

39

Implementation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2013

long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting its investment exposure, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The Fund may use derivatives to effect transactions intended as substitutes for securities lending.

The Fund is not limited in its use of derivatives or in the absolute face value of its derivative positions. As a result of its derivative positions, the Fund may have gross investment exposures in excess of its net assets (i.e., the Fund will be leveraged) and therefore is subject to heightened risk of loss. The Fund’s performance can depend substantially, if not primarily, on derivative reference assets that the Fund does not own.

The Fund’s foreign currency exposure may differ significantly from the currency exposure represented by its investments.

The Fund held derivatives during the year ended February 28, 2013. The following table shows how the Fund used these derivatives (marked with an X):

Type of Derivative and Objective for Use
Forward currency contracts
Adjust exposure to foreign currencies	x
To manage against anticipated currency exchange rate changes	x
Futures contracts
Adjust exposure to certain securities markets	x
Maintain the diversity and liquidity of the portfolio	x
Options (Written)
Used written put option contracts as substitute for direct equity investments	x
Swap agreements
Adjust exposure to certain securities markets	x
Adjust exposure to certain companies and industries	x
To hedge some or all of the broad market exposure of the assets in which the Fund invests	x
Rights and/or warrants
Received as a result of corporate actions	x

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. Forward currency contracts outstanding at the end of the year, if any, are listed in the Fund’s Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (and if the futures are traded outside the U.S. and the market for such futures is closed prior to the close of NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE

40

Implementation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2013

close). The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statement of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. Futures contracts outstanding at the end of the year, if any, are listed in the Fund’s Schedule of Investments.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. Purchased option contracts outstanding at the end of the year, if any, are listed in the Fund’s Schedule of Investments.

The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. Written option contracts outstanding at the end of the year, if any, are listed in the Fund’s Schedule of Investments.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statement of Operations.

For the year ended February 28, 2013, investment activity in options contracts written by the Fund was as follows:

	Puts			Calls

	Principal Amount of Contracts	Number of Contracts	Premiums	Principal Amount of Contracts	Number of Contracts	Premiums
Outstanding, beginning of year	$—	—	$—	$—	—	$—
Options written	—	14,272	10,547,204	—	—	—
Options bought back	—	(2,487)	(999,171)	—	—	—
Options expired	—	(7,402)	(5,784,895)	—	—	—
Options exercised	—	—	—	—	—	—

Outstanding, end of year	$—	4,383	$3,763,138	$—	—	$—

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions (and if the underlying reference security closes or the official closing time of the underlying index occurs prior to the close of the NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap

41

Implementation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2013

agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap agreements are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap agreement are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap agreements is recorded as realized gain or loss in the Statement of Operations.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or future contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Fund prices its swap agreements daily using industry standard models that may incorporate quotations from market makers or pricing vendors (and if the underlying reference security closes or the official closing time of the underlying index occurs prior to the close of the NYSE due time to zone differences, the quotations will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changed through the NYSE close) and record the change in value, if any, as unrealized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on publicly traded exchanges. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. Swap agreements outstanding at the end of the year, if any, are listed in the Fund’s Schedule of Investments.

42

Implementation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2013

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in the section entitled “Options” above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. Rights and/or warrants outstanding at the end of the year, if any, are listed in the Fund’s Schedule of Investments.

As provided by U.S. GAAP, the table below is based on market values or unrealized appreciation / (depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Fund (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure:

Effect of Derivative Instruments on the Statement of Assets and Liabilities as of February 28, 2013 and Statement of Operations for the year ended February 28, 2013^:

	Equity Contracts	Foreign Currency Contracts	Total
Asset:
Unrealized Appreciation on Forward Currency Contracts	$—	$13,193,103	$13,193,103
Unrealized Appreciation on Futures Contracts*	185,889	—	185,889
Unrealized Appreciation on Swap Agreements	1,052,432	—	1,052,432

Total	$1,238,321	$13,193,103	$14,431,424

Liability:
Unrealized Depreciation on Forward Currency Contracts	$—	$(2,653,038)	$(2,653,038)
Unrealized Depreciation on Futures Contracts*	(1,957,727)	—	(1,957,727)
Written Options, at Value	(2,693,058)	—	(2,693,058)

Total	$(4,650,785)	$(2,653,038)	$(7,303,823)

Realized Gain (Loss) on:
Investments (rights and/or warrants)	$(17,226)	$—	$(17,226)
Forward Currency Contracts	—	26,759,665	26,759,665
Futures Contracts	4,460,951	—	4,460,951
Written Options	4,465,662		4,465,662
Swap Agreements	(4,206,511)	—	(4,206,511)

Total	$4,702,876	$26,759,665	$31,462,541

Change in Appreciation (Depreciation) on:
Forward Currency Contracts	$—	$10,540,065	$10,540,065
Futures Contracts	(1,771,838)	—	(1,771,838)
Swap Agreements	1,052,432	—	1,052,432
Written Options	1,070,080	—	1,070,080

Total	$350,674	$10,540,065	$10,890,739

^	Because the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.
*	The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Year end variation on open futures contracts is reported within the Statement of Assets and Liabilities.

43

Implementation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2013

The average volume of derivative activity, based on absolute values (forward currency contracts, futures contracts, rights and/or warrants), notional amounts (swap agreements) or principal amounts (options) outstanding at each month-end, was as follows for the year ended February 28, 2013:

Forward Currency Contracts ($)	Futures Contracts ($)	Swap Agreements ($)	Options ($)	Rights and/or warrants ($)
696,240,895	34,800,591	12,232,970	22,252	17,573

5.	Fees and other transactions with affiliates

GMO does not charge the Fund any management or shareholder service fees for its services.

The Manager has contractually agreed to reimburse the Fund for its “Specified Operating Expenses” (as defined below). Any such reimbursements are paid to a Fund concurrently with the payment of management fees to the Manager. Subject to the exclusions noted below, “Specified Operating Expenses” means only the following expenses to the extent that they are borne by the Fund: audit expenses, fund accounting expenses, pricing service expenses, non-investment related tax expenses, transfer agency expenses, non-investment related legal expenses provided to the Funds by or at the direction of the Manager, federal securities law filing expenses, printing expenses, state and federal registration fees and custody expenses.

This contractual reimbursement will continue through at least June 30, 2013 for the Fund unless the Fund’s Board of Trustees authorizes its modification or termination, or reduces the fee rates paid to the Manager under the Fund’s management contract or servicing agreement.

The Fund’s portion of the gross fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any Trust Officers or agents unaffiliated with the Manager during the year ended February 28, 2013 is shown in the table below and is included in the Statement of Operations.

Independent Trustees and their legal counsel ($)	Agents unaffiliated with the Manager ($)
12,255	1,433

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2013, these indirect fees and expenses expressed as an annualized percentage of the Fund’s average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees)	Indirect Shareholder Service Fees	Total Indirect Expenses
< 0.001%	0.000%	< 0.001%

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2013 are noted in the table as follows:

Purchases ($)	Sales ($)
2,727,971,247	638,126,764

7.	Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. Based on experience, the Manager is of the view that the risk of loss to the Fund in connection with the Fund’s indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

44

Implementation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)

February 28, 2013

8.	Principal shareholders and related parties

Fund name	Number of shareholders that hold more than 10% of the outstanding shares of the Fund	Percentage of outstanding shares of the Fund held by those shareholders owning greater than 10% of the outstanding shares of the Fund	Percentage of the shares of the Fund held by senior management of the Manager and GMO Trust officers	Percentage of the Fund’s shares held by accounts for which the Manager has investment discretion
Implementation Fund	1*	100%	—%	100%

*	The Shareholder is another fund of the Trust.

9.	Share transactions

The Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Period from March 1, 2012 (commencement of operations) through February 28, 2013

	Shares	Amount
Core Class:
Shares sold	235,543,110	$2,460,130,863
Shares repurchased	(16,841,554)	(175,132,923)

Net increase (decrease)	218,701,556	$2,284,997,940

10.	Investments in affiliated issuers

A summary of the Fund’s transactions in the shares of other funds of the Trust during the year ended February 28, 2013 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO U.S. Treasury Fund	$—	$50,003,747	$50,003,747	$5,847	$—	$—

45

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and Shareholders of

GMO Implementation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Implementation Fund (the “Fund”), at February 28, 2013, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2013 by correspondence with the custodian, transfer agent, and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 23, 2013

46

Implementation Fund

(A Series of GMO Trust)

Fund Expenses

February 28, 2013 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2013.

As a shareholder of the Fund, you may incur two types of costs: (1) transactions costs, including purchase premium and redemption fees, if applicable; and (2) ongoing costs, including direct and/or indirect management fees, direct and/or indirect shareholder services fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in Dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2012 through February 28, 2013.

Actual Expenses

This section of the table for the class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

This section of the table for the class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premium and redemption fees. Therefore, this section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual			Hypothetical
	Beginning Account Value September 1, 2012	Ending Account Value February 28, 2013	Expenses Paid During the Period*	Beginning Account Value September 1, 2012	Ending Account Value February 28, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
Core	$1,000.00	$1,100.30	$0.00	$1,000.00	$1,024.79	$0.00	0.00%**

*	Expenses are calculated using the annualized expense ratio (including indirect expenses incurred) for the six months ended February 28, 2013, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.
**	Ratio rounds to 0.00%.

47

Trustees and Officers (Unaudited)

The following tables present information regarding each Trustee and officer of the Trust as of February 28, 2013. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1] Overseen	Other Directorships Held in the Past Five Years
Donald W. Glazer, Esq. DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises.	56	None.

Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Peter Moores Dean and Professor of Finance, University of Oxford Saïd Business School (as of July 1, 2011); Sylvan C. Coleman Professor of Financial Management, Harvard Business School (1989 – 2011).	56	Trustee of State Street Navigator Securities Lending Trust (2 Portfolios).

Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008 – present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986 – December 2007).	56	Director of Courier Corporation (a book publisher and manufacturer).
Interested Trustee and Officer

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1] Overseen	Other Directorships Held in the Past Five Years
Joseph B. Kittredge, Jr.[3] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer of the Trust since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present).	74	None.

[1]	The Fund Complex includes series of each of GMO Trust and GMO Series Trust. Mr. Kittredge also serves as a Trustee of GMO Series Trust.

[2]	As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2010 and December 31, 2011 these entities paid $1,238,183 and $230,579 respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

[3]	Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above.

48

Officers

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years[1]
Joseph B. Kittredge, Jr. DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer of the Trust since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present).

Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 –November 2006.	Head of Fund Treasury and Tax (December 2006 – present), Fund Treasury and Tax Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Treasury and Tax, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Treasury and Tax, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley[4] DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Fund Treasury and Tax, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003 – 2007).

Jason Nagler DOB: 08/12/1982	Assistant Treasurer	Since September 2011.	Fund Treasury and Tax, Grantham, Mayo, Van Otterloo & Co. LLC (August 2009 – present); Audit Senior at Deloitte (August 2007 –August 2009); Audit Staff at Deloitte (January 2005 – August 2007).

John McGinty DOB: 08/11/1962	Chief Compliance Officer	Since March 2011.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009 – present); Senior Vice President and Deputy General Counsel (January 2007 – July 2009), Vice President and Associate General Counsel (February 2006 – December 2006), Fidelity Investments.

Jason B. Harrison DOB: 01/29/1977	Chief Legal Officer, Vice President – Law and Clerk	Chief Legal Officer since October 2010; Vice President – Law since October 2010; Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (February 2006 – present).

David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present).

Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (March 2000 – present).

Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present).

Heather S. Mahoney DOB: 6/10/1974	Vice President and Assistant Clerk	Since March 2011.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (July 2004 – present).

Cheryl Wakeham DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (June 1993-present).

[1]	Each of Messrs. Burnett, Bohan, Kittredge, and Pottle and Mses., Trinque, and Mahoney serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser. Each officer listed in the table above also serves as an officer of GMO Series Trust.

[4]	Effective March 27, 2013, Carolyn Haley no longer serves as an Assistant Treasurer of the Funds.

49

Item 2. Code of Ethics.

As of February 28, 2013, the registrant has adopted a Code of Ethics that applies to the Principal Executive Officer and Principal Financial Officer pursuant to the Sarbanes-Oxley Act of 2002 (the “Code of Ethics”). During the year ended February 28, 2013, there were no substantive amendments to a provision of the Code of Ethics nor were there any waivers granted from a provision of the Code of Ethics. A copy of the Code of Ethics is filed with this Form N-CSR under item 12 (a).

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant does not have an “audit committee financial expert” (as such term has been defined in Form N-CSR) serving on its audit committee. The registrant’s Board believes that, although none of its members individually meets all required elements of the definition of an “audit committee financial expert”, the members of the registrant’s audit committee collectively possess the knowledge and experience necessary to execute all of the audit committee’s functions, duties and powers.

Item 4. Principal Accountant Fees and Services. *

(a)	AUDIT FEES: The aggregate fees billed to the registrant for professional services rendered by its independent auditors, PricewaterhouseCoopers LLP for the audit of the registrant’s annual financial statements for 2013 and 2012 were $2,686,500 and $2,439,200, respectively.

(b)	AUDIT-RELATED FEES: The aggregate fees billed to the registrant in 2013 and 2012 for engagements for audit-related services rendered by PricewaterhouseCoopers LLP that related directly to the operations and financial reporting of the Funds were $0 and $45,600, respectively. The aggregate fees billed in 2013 and 2012 to the registrant’s Investment Advisor, and any entity controlling, controlled, or under common control with the Advisor that provides ongoing services to the Funds (each, a “Service Affiliate”) for engagements for audit-related services rendered by PricewaterhouseCoopers LLP that related directly to the operations and financial reporting of the Funds were $572,762 and $375,000, respectively.

(c)	TAX FEES: The aggregate fees billed to the registrant in 2013 and 2012 for professional services rendered by PricewaterhouseCoopers LLP for tax compliance, tax advice, and tax planning, including the preparation of Form 1120 RIC, Form 8613 and review of excise tax distribution calculations, were $1,093,250 and $1,373,439, respectively. The aggregate fees billed in 2013 and 2012to the registrant’s Service Affiliates for engagements for tax services rendered by PricewaterhouseCoopers LLP that related directly to the operations and financial reporting of the Funds were $6,612 and $20,838, respectively.

(d)	ALL OTHER FEES: No such fees were billed by PricewaterhouseCoopers LLP to the registrant or to the registrant’s Service Affiliates that related directly to the operations and financial reporting of the Funds in 2013 or 2012.

(e)	(1) The Audit Committee has adopted an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services to be performed by the independent auditor are to be preapproved. Under the Policy, the Audit Committee pre-approves, on an annual basis, the following services: (1) the engagement, scope and terms of the annual audit; (2) certain audit-related services; (3) certain tax services that the Committee believes would not impair, and are consistent with the SEC’s rules on auditor independence; and (4) certain permissible non-audit services that the Committee believes are routine and recurring services and that would not impair, and are consistent with the SEC’s rules on auditor independence, subject to certain limitations on the projected fees associated with each service. All other types of services not included on the schedule to the policy, or for which the projected fees exceed those provided in the schedule, require the specific pre-approval by the Audit Committee or the Chairperson of the Committee (if timing necessitates that preapproval is required before the Committee’s next regularly scheduled meeting) if they are to be provided by the independent auditor.

(e)	(2) None.

(f)	Not applicable.

(g)	NON-AUDIT FEES: The aggregate fees billed by PricewaterhouseCoopers LLP in 2013 and 2012 for non-audit services rendered to the registrant, the registrant’s Service Affiliates were $1,672,624 and $1,814,877, respectively. For the fiscal year ended February 28, 2013, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $0 in fees billed to the Funds’ Service Affiliates for non-audit services that did not relate directly to the operations and financial reporting of the Funds. For the fiscal year ended February 29, 2012, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $0 in fees billed to the Funds’ Service Affiliates for non-audit services that did not relate directly to the operations and financial reporting of the Funds.

(h)	The Trust’s Audit Committee has considered whether the provision of non-audit services by registrant’s independent registered public accounting firm to the registrant’s Investment Advisor, and any entity controlling, controlled, or under common control with the Advisor that provided ongoing services to the registrant that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the registrant) was compatible with maintaining the independence of the independent registered public accounting firm.

*	Includes information regarding all series of GMO Trust.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this Registrant.

Item 6. Schedule of Investments.

The complete schedule of investments for each series of the Registrant is included as part of the annual reports to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this Registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)

The registrant’s Principal Executive Officer and Principal Financial Officer have concluded as of a date within 90 days of the filing of this report, based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the registrant on

Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics described in Item 2 is attached hereto as EX-99.CODEETH.

(a)(2) Certifications by the Principal Executive Officer and Principal Financial Officer of the registrant as required by

Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto as EX-99.CERT.

(a)(3) Not applicable to this Registrant.

(b)	Certifications by the Principal Executive Officer and Principal Financial Officer of the registrant pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	GMO Trust

By (Signature and Title):	/s/ J.B. Kittredge
J.B. Kittredge, Chief Executive Officer

Date: April 30, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ J.B. Kittredge
J.B. Kittredge, Principal Executive Officer

Date: April 30, 2013

By (Signature and Title):	/s/ Sheppard N. Burnett
Sheppard N. Burnett, Principal Financial Officer

Date: April 30, 2013